UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number     811-6067

DIMENSIONAL INVESTMENT GROUP INC.

(Exact name of registrant as specified in charter)

6300 Bee Cave Road, Building One, Austin, TX 78746

(Address of principal executive offices) (Zip code)

Catherine L. Newell, Esquire, President and General Counsel

Dimensional Investment Group Inc.,

6300 Bee Cave Road, Building One, Austin, TX 78746

(Name and address of agent for service)

Registrant’s telephone number, including area code: 512-306-7400

Date of fiscal year end: October 31

Date of reporting period: October 31, 2021

ITEM 1.	REPORTS TO STOCKHOLDERS.

Annual Report

Year Ended: October 31, 2021

DFA INVESTMENT DIMENSIONS GROUP INC. / DIMENSIONAL INVESTMENT GROUP INC. / THE DFA INVESTMENT TRUST COMPANY

DFA Investment Dimensions Group Inc.

Enhanced U.S. Large Company Portfolio	U.S. Core Equity 1 Portfolio	U.S. Micro Cap Portfolio

U.S. Large Cap Equity Portfolio	U.S. Core Equity 2 Portfolio	U.S. High Relative Profitability Portfolio

U.S. Large Cap Value Portfolio	U.S. Vector Equity Portfolio	DFA Real Estate Securities Portfolio

U.S. Targeted Value Portfolio	U.S. Small Cap Portfolio	DFA Commodity Strategy Portfolio

U.S. Small Cap Value Portfolio

Dimensional Investment Group Inc.

U.S. Large Company Portfolio

The DFA Investment Trust Company

The U.S. Large Cap Value Series

December 2021

Dear Shareholder,

As we near the end of a year that saw us mark four decades since our founding, we want to thank you for entrusting us with your investments. We built Dimensional to implement the great ideas in finance, with the goal of transforming the investor experience for the better.

We are proud of the role Dimensional has played over the past 40 years in helping drive down costs, providing solutions that can improve diversification, and contributing to investor education. We’re committed to continuing to enhance our research-driven strategies, our efficient implementation, and the services we provide.

Just this past year, we launched an expanded offering for separately managed accounts, broadened our suite of fixed income solutions, and became one of the first asset managers to convert mutual funds into exchange-traded funds, offering greater choice in how investors access Dimensional’s strategies.

We have always focused on empowering financial professionals so they can meet their clients’ evolving needs. The solutions we have recently developed will help further that mission, offering more ability to customize and tailor investments to investors’ specific situations. It’s all part of our enduring tradition of innovation to enable the best possible experience for investors.

For 40 years, we have trusted markets. And for 40 years, we have built trust with financial professionals and investors around the world. The advances made in the industry have been profound for investors, and we believe this is just the beginning. We look forward to many more years of innovating on behalf of our clients and investors.

Sincerely,

David P. Butler	Gerard O’Reilly
CO-CHIEF EXECUTIVE OFFICER	CO-CHIEF EXECUTIVE OFFICER and CHIEF INVESTMENT OFFICER

ANNUAL REPORT

i

CONTINUED

This report is submitted for the information of the Portfolio’s shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

ii

DFA INVESTMENT DIMENSIONS GROUP INC.

DIMENSIONAL INVESTMENT GROUP INC.

THE DFA INVESTMENT TRUST COMPANY

DEFINITIONS OF ABBREVIATIONS AND FOOTNOTES

Schedules of Investments/Summary Schedules of Portfolio Holdings

Investment Abbreviations
SA	Special Assessment
REIT	Real Estate Investment Trust
CDOR	Canadian Dollar Offered Rate
LIBOR	London Interbank Offered Rate
SOFR	Secured Overnight Financing Rate
USTMMR	U.S. Treasury Money Market Rate
CAD	Canadian Dollars
EUR	Euro
GBP	British Pounds
NOK	Norwegian Krone
NZD	New Zealand Dollars
SGD	Singapore Dollars
USD	United States Dollar
AUD	Australian Dollars

Investment Footnotes
^	Denominated in USD, unless otherwise noted.
†	See Note B to Financial Statements.
#	Total or Partial Securities on Loan.
Ω	Rule 144A, Section 4(2), or other security that is restricted as to resale to institutional investors. This security has been deemed liquid based upon the Fund’s Liquidity Guidelines. The liquidity determination is unaudited.
«	Security pledged as collateral for Futures Contracts.
@	Security purchased with cash collateral received from Securities on Loan.
§	Affiliated Fund.
‡	Calculated as a percentage of total net assets. Percentages shown parenthetically next to the category headings have been calculated as a percentage of total investments. “Other Securities” are those securities that are not among the top 50 holdings in unaffiliated issuers of the Fund or do not represent more than 1.0% of the net assets of the Fund. Some of the individual securities within this category may include Total or Partial Securities on Loan and/or Non-Income Producing Securities.
*	Non-Income Producing Securities.
(r)	The adjustable rate shown is effective as of October 31, 2021. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.
~	Security pledged as collateral for Swap Agreements.

1

DEFINITIONS OF ABBREVIATIONS AND FOOTNOTES

CONTINUED

Financial Highlights

**	The Net Investment Income (Loss) per share and the ratio of Net Investment Income to Average Net Assets includes the effect of an estimation related to a one time distribution from a real estate investment trust. Net Investment Income (Loss) per share, Net Gain (Loss) per share and the ratio of Net Investment Income to Average Net Assets for the DFA Real Estate Securities Portfolio would have been $0.92, $7.69 and 2.43%, respectively had the effect of this estimation not been considered.
(A)	Computed using average shares outstanding.
(B)	Represents the combined ratios for the respective Portfolio and its respective pro-rata share of its Master Fund(s).
(C)	Non-Annualized
(D)	Annualized
(E)	Because of commencement of operations and related preliminary transaction costs, these ratios are not necessarily indicative of future ratios.

All Statements, Schedules and Notes to Financial Statements

—	Amounts designated as — are either zero or rounded to zero.
SEC	Securities and Exchange Commission
Commencement of Operations.

2

DFA INVESTMENT DIMENSIONS GROUP INC.

PERFORMANCE CHARTS

(Unaudited)

Enhanced U.S. Large Company Portfolio vs.

S&P 500® Index

October 31, 2011-October 31, 2021

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Copyright 2021 S&P Dow Jones Indices LLC, a division of S&P Global. All rights reserved.

U.S. Large Cap Equity Portfolio vs.

Russell 1000® Index

June 25, 2013-October 31, 2021

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes.

3

DFA INVESTMENT DIMENSIONS GROUP INC.

PERFORMANCE CHARTS

(Unaudited)

U.S. Large Cap Value Portfolio vs.

Russell 1000® Value Index

October 31, 2011-October 31, 2021

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes.

U.S. Targeted Value Portfolio — Institutional Class vs.

Russell 2000® Value Index

October 31, 2011-October 31, 2021

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes.

4

DFA INVESTMENT DIMENSIONS GROUP INC.

PERFORMANCE CHARTS

(Unaudited)

U.S. Targeted Value Portfolio — Class R1 vs.

Russell 2000® Value Index

October 31, 2011-October 31, 2021

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes.

U.S. Targeted Value Portfolio — Class R2 vs.

Russell 2000® Value Index

October 31, 2011-October 31, 2021

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes.

5

DFA INVESTMENT DIMENSIONS GROUP INC.

PERFORMANCE CHARTS

(Unaudited)

U.S. Small Cap Value Portfolio vs.

Russell 2000® Value Index

October 31, 2011-October 31, 2021

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes.

U.S. Core Equity 1 Portfolio vs.

Russell 3000® Index

October 31, 2011-October 31, 2021

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes.

6

DFA INVESTMENT DIMENSIONS GROUP INC.

PERFORMANCE CHARTS

(Unaudited)

U.S. Core Equity 2 Portfolio vs.

Russell 3000® Index

October 31, 2011-October 31, 2021

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes.

U.S. Vector Equity Portfolio vs.

Russell 3000® Index

October 31, 2011-October 31, 2021

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes.

7

DFA INVESTMENT DIMENSIONS GROUP INC.

PERFORMANCE CHARTS

(Unaudited)

U.S. Small Cap Portfolio vs.

Russell 2000® Index

October 31, 2011-October 31, 2021

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes.

U.S. Micro Cap Portfolio vs.

Russell 2000® Index

October 31, 2011-October 31, 2021

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes.

8

DFA INVESTMENT DIMENSIONS GROUP INC.

PERFORMANCE CHARTS

(Unaudited)

U.S. High Relative Profitability Portfolio vs.

Russell 1000® Index

May 16, 2017-October 31, 2021

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes.

DFA Real Estate Securities Portfolio vs.

S&P 500® Index, Dow Jones U.S. Select REIT Index

October 31, 2011-October 31, 2021

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Copyright 2021 S&P Dow Jones Indices LLC, a division of S&P Global. All rights reserved.

© 2021 S&P Dow Jones Indices LLC, a division of S&P Global. All rights reserved.

9

MANAGEMENT’S DISCUSSION AND ANALYSIS

U.S. Equity Market Review	12 Months Ended October 31, 2021

U.S. equities had positive returns for the period. The broad U.S. equity market, as measured by the Russell 3000® Index, gained approximately 43.90%. As measured by Russell indices, small-cap stocks outperformed large-cap stocks, and mid-cap stocks, a subset of the large-cap universe, outperformed large-cap stocks but underperformed small-cap stocks. Value stocks outperformed growth stocks as measured by the Russell indices.

Total Return for 12 Months Ended October 31, 2021
Russell 3000® Index	43.90%
Russell 1000® Index (large-cap stocks)	43.51%
Russell Midcap® Index (mid-cap stocks)	45.40%
Russell 2000® Index (small-cap stocks)	50.80%
Russell Microcap® Index (micro-cap stocks)	62.54%
Dow Jones U.S. Select REIT Index SM	56.10%

Total Return for 12 Months Ended October 31, 2021

Russell 1000® Value Index (large-cap value stocks)	43.76%
Russell 1000® Growth Index (large-cap growth stocks)	43.21%
Russell 2000® Value Index (small-cap value stocks)	64.30%
Russell 2000® Growth Index (small-cap growth stocks)	38.45%

Source: Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes.

Enhanced U.S. Large Company Portfolio

The Enhanced U.S. Large Company Portfolio seeks to outperform the total return of the S&P 500® Index. This strategy uses S&P 500® Index futures contracts, swaps, and/or ETFs in conjunction with short-term investment grade fixed income instruments. As of October 31, 2021, 100% of the equity exposure consisted of S&P 500® Index futures contracts. The behavior of S&P 500® Index futures contracts is determined principally by the performance of the S&P 500® Index.

For the 12 months ended October 31, 2021, total returns were 41.82% for the Portfolio and 42.91% for the S&P 500® Index, the Portfolio’s benchmark. The Portfolio’s underperformance relative to the benchmark was primarily due to the performance of the fixed income component of the Portfolio. Realized term premiums were generally negative for government securities during the period. As such, the fixed income component’s allocation to government securities with maturities longer than two-years detracted from performance. Realized credit premiums were positive for the period, resulting in the fixed income component’s allocation to corporate securities contributing positively to performance. However, in combination, the fixed income component underperformed the financing cost of the S&P 500® Index futures contracts that the Portfolio purchased throughout the year.

10

U.S. Large Cap Equity Portfolio

The U.S. Large Cap Equity Portfolio invests in a broadly diversified group of U.S. large-cap securities with increased exposure to stocks with smaller market capitalization, lower relative price (value), and higher profitability. The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2021, the Portfolio held approximately 700 securities. Average cash exposure throughout the year was less than 1% of the Portfolio’s assets.

For the 12 months ended October 31, 2021, total returns were 42.42% for the Portfolio and 43.51% for the Russell 1000® Index, the Portfolio’s benchmark. The Portfolio’s emphasis on large-cap stocks with higher profitability detracted from performance relative to the benchmark, as these stocks generally underperformed.

U.S. Large Cap Value Portfolio

The U.S. Large Cap Value Portfolio is designed to capture the returns of U.S. large-cap value stocks by purchasing shares of The U.S. Large Cap Value Series, a Master Fund managed by Dimensional that invests in such stocks. The investment strategy is process driven, emphasizing broad diversification with increased exposure to stocks with smaller market capitalizations, lower relative price (value), and higher profitability within the large-cap value segment of the U.S. market. As of October 31, 2021, the Master Fund held approximately 370 securities. Average cash exposure throughout the year was less than 1% of the Portfolio’s assets.

For the 12 months ended October 31, 2021, total returns were 48.68% for the Portfolio and 43.76% for the Russell 1000® Value Index, the Portfolio’s benchmark. With low relative price (value) stocks outperforming high relative price (growth) stocks, the Master Fund’s greater emphasis on value stocks as compared to the benchmark contributed positively to the Portfolio’s relative performance. The Master Fund’s emphasis on stocks with smaller market capitalizations within the large cap universe also contributed positively to relative performance, as these stocks outperformed their larger counterparts for the period. Additionally, the Master Fund’s exclusion of highly regulated utilities contributed positively to relative performance, as utilities generally underperformed.

U.S. Targeted Value Portfolio

The U.S. Targeted Value Portfolio invests in a broadly diversified group of U.S. small- and mid-cap value stocks with higher profitability. Additionally, the Portfolio generally excludes certain companies with high asset growth. The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2021, the Portfolio held approximately 1,390 securities. In general, average cash exposure throughout the year was less than 1% of the Portfolio’s assets.

For the 12 months ended October 31, 2021, total returns were 72.74% for the Portfolio’s Class R1 shares, 72.45% for the Portfolio’s Class R2 shares, 72.95% for the Portfolio’s Institutional Class shares, and 64.30% for the Russell 2000® Value Index, the Portfolio’s benchmark. With low relative price (value) stocks outperforming high relative price (growth) stocks, the Portfolio’s greater emphasis on value stocks as compared to the benchmark contributed positively to the Portfolio’s relative performance. The Portfolio’s exclusion of highly regulated utilities also contributed positively to relative performance, as utilities generally underperformed.

11

U.S. Small Cap Value Portfolio

The U.S. Small Cap Value Portfolio invests in a broadly diversified group of U.S. small-cap value stocks with higher profitability. Additionally, the Portfolio generally excludes certain companies with high asset growth. The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2021, the Portfolio held approximately 1,030 securities. Average cash exposure throughout the year was less than 1% of the Portfolio’s assets.

For the 12 months ended October 31, 2021, total returns were 73.01% for the Portfolio and 64.30% for the Russell 2000® Value Index, the Portfolio’s benchmark. With low relative price (value) stocks outperforming high relative price (growth) stocks for the period, the Portfolio’s greater emphasis on value stocks as compared to the benchmark contributed positively to the Portfolio’s relative performance. The Portfolio’s exclusion of highly regulated utilities also contributed positively to relative performance, as utilities generally underperformed.

U.S. Core Equity 1 Portfolio

The U.S. Core Equity 1 Portfolio invests in a broadly diversified group of U.S. securities with increased exposure to smaller market capitalization stocks, lower relative price (value) stocks, and higher-profitability stocks relative to the market. The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2021, the Portfolio held approximately 2,510 securities. Average cash exposure throughout the year was less than 1% of the Portfolio’s assets.

For the 12 months ended October 31, 2021, total returns were 45.50% for the Portfolio and 43.90% for the Russell 3000® Index, the Portfolio’s benchmark. The Portfolio’s emphasis on small-cap stocks contributed positively to performance relative to the benchmark, as small-caps outperformed large-caps for the period. With low relative price (value) stocks outperforming high relative price (growth) stocks, the Portfolio’s emphasis on value stocks also contributed positively to relative performance.

U.S. Core Equity 2 Portfolio

The U.S. Core Equity 2 Portfolio invests in a broadly diversified group of U.S. securities with increased exposure to smaller market capitalization stocks, lower relative price (value) stocks, and higher-profitability stocks relative to the U.S. Core Equity 1 Portfolio and the market. The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2021, the Portfolio held approximately 2,560 securities. In general, average cash exposure throughout the year was less than 1% of the Portfolio’s assets.

For the 12 months ended October 31, 2021, total returns were 47.35% for the Portfolio and 43.90% for the Russell 3000® Index, the Portfolio’s benchmark. The Portfolio’s emphasis on small-cap stocks contributed positively to performance relative to the benchmark, as small-caps outperformed large-caps for the period. With low relative price (value) stocks outperforming high relative price (growth) stocks, the Portfolio’s emphasis on value stocks also contributed positively to relative performance.

U.S. Vector Equity Portfolio

The U.S. Vector Equity Portfolio invests in a broadly diversified group of U.S. securities with increased exposure to smaller market capitalization stocks, lower relative price (value) stocks, and

12

higher-profitability stocks relative to the market. The Portfolio’s increased exposure to small-cap and value stocks may be achieved by decreasing the allocation to or excluding the largest high relative price (growth) stocks in the U.S. market. The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2021, the Portfolio held approximately 2,400 securities. Average cash exposure throughout the year was less than 1% of the Portfolio’s assets.

For the 12 months ended October 31, 2021, total returns were 54.98% for the Portfolio and 43.90% for the Russell 3000® Index, the Portfolio’s benchmark. The Portfolio’s emphasis on small-cap stocks contributed positively to performance relative to the benchmark, as small-caps outperformed large-caps for the period. With low relative price (value) stocks outperforming high relative price (growth) stocks, the Portfolio’s emphasis on value stocks also contributed positively to relative performance.

U.S. Small Cap Portfolio

The U.S. Small Cap Portfolio invests in a broadly diversified group of U.S. small-cap stocks. The Portfolio generally excludes stocks with the lowest profitability and highest relative price. Additionally, the Portfolio generally excludes certain companies with high asset growth. The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2021, the Portfolio held approximately 2,010 securities. Average cash exposure throughout the year was less than 1% of the Portfolio’s assets.

For the 12 months ended October 31, 2021, total returns were 58.30% for the Portfolio and 50.80% for the Russell 2000® Index, the Portfolio’s benchmark. The Portfolio’s exclusion of stocks with the lowest profitability and highest relative price contributed positively to performance relative to the benchmark, as those stocks underperformed. The Portfolio’s exclusion of stocks with high asset growth also contributed positively to relative performance, as those stocks underperformed.

U.S. Micro Cap Portfolio

The U.S. Micro Cap Portfolio invests in a broadly diversified group of U.S. micro-cap companies. The Portfolio generally excludes stocks with the lowest profitability and highest relative price.

Additionally, the Portfolio generally excludes certain companies with high asset growth. The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2021, the Portfolio held approximately 1,600 securities. Average cash exposure throughout the year was less than 1% of the Portfolio’s assets.

For the 12 months ended October 31, 2021, total returns were 64.00% for the Portfolio and 50.80% for the Russell 2000® Index, the Portfolio’s benchmark. The Portfolio’s emphasis on micro-cap stocks contributed positively to performance relative to the benchmark, as micro-caps outperformed other small-caps. The Portfolio’s exclusion of stocks with the lowest profitability and highest relative price also contributed positively to relative performance, as those stocks underperformed. Additionally, the Portfolio’s exclusion of stocks with high asset growth contributed positively to relative performance, as those stocks underperformed.

U.S. High Relative Profitability Portfolio

The U.S. High Relative Profitability Portfolio seeks to capture the returns of U.S. large-cap stocks with higher profitability. The investment strategy is process driven, emphasizing broad diversification

13

with increased exposure to stocks with smaller market capitalizations, lower relative price (value), and higher profitability within the large-cap high relative profitability segment of the U.S. market. As of October 31, 2021, the Portfolio held approximately 180 securities. Average cash exposure throughout the year was less than 1% of the Portfolio’s assets.

For the 12 months ended October 31, 2021, total returns were 35.42% for the Portfolio and 43.51% for the Russell 1000® Index, the Portfolio’s benchmark. The Portfolio’s focus on stocks with high profitability detracted from performance relative to the benchmark, as stocks with high profitability generally underperformed stocks with low profitability for the period.

DFA Real Estate Securities Portfolio

The DFA Real Estate Securities Portfolio invests in a broadly diversified group of U.S. real estate securities. As of October 31, 2021, the Portfolio held approximately 160 securities. Average cash exposure throughout the year was less than 1% of the Portfolio’s assets.

For the 12 months ended October 31, 2021, total returns were 47.01% for the Portfolio, 42.91% for the S&P 500® Index, and 56.10 % for the Dow Jones U.S. Select REIT IndexSM, the Portfolio’s benchmarks. Differences in REIT eligibility between the Portfolio and the Dow Jones U.S. Select REIT IndexSM detracted from the Portfolio’s performance relative to the benchmark, most notably among tower and data center REITs. The Portfolio includes tower REITs, which are excluded by the benchmark, as well as data center REITs, which are held by the benchmark at a lower weight, and these securities generally underperformed.

14

DFA INVESTMENT DIMENSIONS GROUP INC.

DISCLOSURE OF FUND EXPENSES

(Unaudited)

The following Expense Tables are shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports, among others. Operating expenses and legal and audit services, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs, in dollars, of investing in the fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Tables below illustrate your fund’s costs in two ways.

Actual Fund Return

This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and “Expenses Paid During Period” reflects the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes

This section is intended to help you compare your fund’s costs with those of other mutual funds. The hypothetical “Ending Account Value” and “Expenses Paid During Period” are derived from the fund’s actual expense ratio and an assumed 5% annual return before expenses. In this case, because the return used is not the fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% annual return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the tables are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs, if applicable. The “Annualized Expense Ratio” represents the actual expenses for the six-month period indicated.

Six Months Ended October 31, 2021

EXPENSE TABLES

	Beginning Account Value 05/01/21	Ending Account Value 10/31/21	Annualized Expense Ratio (1)	Expenses Paid During Period (1)

Enhanced U.S. Large Company Portfolio
Actual Fund Return	$1,000.00	$1,099.70	0.15%	$0.79
Hypothetical 5% Annual Return	$1,000.00	$1,024.45	0.15%	$0.77

U.S. Large Cap Equity Portfolio
Actual Fund Return	$1,000.00	$1,092.90	0.14%	$0.74
Hypothetical 5% Annual Return	$1,000.00	$1,024.50	0.14%	$0.71

15

DISCLOSURE OF FUND EXPENSES

CONTINUED

	Beginning Account Value 05/01/21	Ending Account Value 10/31/21	Annualized Expense Ratio (1)	Expenses Paid During Period (1)

U.S. Large Cap Value Portfolio (2)
Actual Fund Return	$1,000.00	$1,040.00	0.23%	$1.18
Hypothetical 5% Annual Return	$1,000.00	$1,024.05	0.23%	$1.17

U.S. Targeted Value Portfolio
Actual Fund Return
Class R1 Shares	$1,000.00	$1,050.60	0.43%	$2.22
Class R2 Shares	$1,000.00	$1,049.70	0.58%	$3.00
Institutional Class Shares	$1,000.00	$1,051.10	0.33%	$1.71
Hypothetical 5% Annual Return
Class R1 Shares	$1,000.00	$1,023.04	0.43%	$2.19
Class R2 Shares	$1,000.00	$1,022.28	0.58%	$2.96
Institutional Class Shares	$1,000.00	$1,023.54	0.33%	$1.68

U.S. Small Cap Value Portfolio
Actual Fund Return	$1,000.00	$1,047.80	0.42%	$2.17
Hypothetical 5% Annual Return	$1,000.00	$1,023.09	0.42%	$2.14

U.S. Core Equity 1 Portfolio
Actual Fund Return	$1,000.00	$1,080.70	0.15%	$0.79
Hypothetical 5% Annual Return	$1,000.00	$1,024.45	0.15%	$0.77

U.S. Core Equity 2 Portfolio
Actual Fund Return	$1,000.00	$1,076.50	0.19%	$0.99
Hypothetical 5% Annual Return	$1,000.00	$1,024.25	0.19%	$0.97

U.S. Vector Equity Portfolio
Actual Fund Return	$1,000.00	$1,050.70	0.29%	$1.50
Hypothetical 5% Annual Return	$1,000.00	$1,023.74	0.29%	$1.48

U.S. Small Cap Portfolio
Actual Fund Return	$1,000.00	$1,047.30	0.33%	$1.70
Hypothetical 5% Annual Return	$1,000.00	$1,023.54	0.33%	$1.68

U.S. Micro Cap Portfolio
Actual Fund Return	$1,000.00	$1,053.70	0.46%	$2.38
Hypothetical 5% Annual Return	$1,000.00	$1,022.89	0.46%	$2.35

U.S. High Relative Profitability Portfolio
Actual Fund Return	$1,000.00	$1,081.40	0.24%	$1.26
Hypothetical 5% Annual Return	$1,000.00	$1,024.00	0.24%	$1.22

16

DISCLOSURE OF FUND EXPENSES

CONTINUED

	Beginning Account Value 05/01/21	Ending Account Value 10/31/21	Annualized Expense Ratio (1)	Expenses Paid During Period (1)

DFA Real Estate Securities Portfolio
Actual Fund Return	$1,000.00	$1,119.30	0.18%	$0.96
Hypothetical 5% Annual Return	$1,000.00	$1,024.30	0.18%	$0.92

(1)

Expenses are equal to the fund’s annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (184), then divided by the number of days in the year (365) to reflect the six-month period.

(2)

The Portfolio is a Feeder Fund. The expenses shown reflect the direct expenses of the Feeder Fund and the allocation of the Feeder Fund’s portion of the expenses of its Master Fund (Affiliated Investment Company).

17

DFA INVESTMENT DIMENSIONS GROUP INC.

DISCLOSURE OF PORTFOLIO HOLDINGS

(Unaudited)

The SEC requires that all funds file a complete Schedule of Investments with the SEC for their first and third fiscal quarters as an exhibit to their reports on Form N-PORT. For DFA Investment Dimensions Group Inc., this would be for the fiscal quarters ending January 31 and July 31. Such Form N-PORT filing must be made within 60 days of the end of the quarter. DFA Investment Dimensions Group Inc. filed its most recent Form N-PORT with the SEC on September 24, 2021 (September 27, 2021 with respect to the U.S. Micro Cap Portfolio). They are available upon request, without charge, by calling collect: (512) 306-7400; by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, TX 78746; or by visiting the SEC’s website at http://www.sec.gov.

SEC regulations permit a fund to include in its reports to shareholders a “Summary Schedule of Portfolio Holdings” in lieu of a full Schedule of Investments. The Summary Schedule of Portfolio Holdings reports the fund’s 50 largest holdings in unaffiliated issuers and any investments that exceed one percent of the fund’s net assets at the end of the reporting period. The regulations also require that the Summary Schedule of Portfolio Holdings identify each category of investments that are held.

A fund is required to file a complete Schedule of Investments with the SEC on Form N-CSR within ten days after mailing the annual and semi-annual reports to shareholders. It will be available upon request, without charge, by calling collect: (512) 306-7400; by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, TX 78746; or by visiting the SEC’s website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The SEC requires that all funds present their categories of portfolio holdings in a table, chart, or graph format in their annual and semi-annual shareholder reports, whether or not a Schedule of Investments is used. The following table, which presents portfolio holdings as a percentage of total investments before short-term investments and collateral for loaned securities, is provided in compliance with this requirement. The categories shown below represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

The categories of industry classification for the Affiliated Investment Company are represented in its Disclosure of Portfolio Holdings, which is included elsewhere in the report. Refer to the Summary Schedule of Portfolio Holdings for the Affiliated Investment Company’s holdings, which reflect the investments by category or country.

FEEDER FUND

Affiliated Investment Company
U.S. Large Cap Value Portfolio	100.0%

ENHANCED DOMESTIC EQUITY PORTFOLIO

Enhanced U.S. Large Company Portfolio
Basic Materials	0.7%
Communications	1.1%
Consumer, Cyclical	4.9%
Consumer, Non-cyclical	3.9%
Energy	2.9%
Financial	25.7%
Foreign Government	24.0%
Industrial	1.4%
Supranational	8.3%
Technology	3.5%
U.S. Government	22.9%
Utilities	0.7%

100.0%

18

DOMESTIC EQUITY PORTFOLIOS

U.S. Large Cap Equity Portfolio
Communication Services	10.3%
Consumer Discretionary	12.1%
Consumer Staples	5.9%
Energy	3.0%
Financials	12.3%
Health Care	13.3%
Industrials	11.0%
Information Technology	26.3%
Materials	3.7%
Real Estate	0.2%
Utilities	1.9%

100.0%

U.S. Core Equity 1 Portfolio
Communication Services	8.4%
Consumer Discretionary	12.7%
Consumer Staples	5.8%
Energy	3.3%
Financials	14.3%
Health Care	11.9%
Industrials	12.4%
Information Technology	24.5%
Materials	4.1%
Real Estate	0.3%
Utilities	2.3%

100.0%

U.S. Small Cap Portfolio
Communication Services	2.6%
Consumer Discretionary	14.2%
Consumer Staples	3.8%
Energy	3.6%
Financials	20.4%
Health Care	12.1%
Industrials	20.7%
Information Technology	13.2%
Materials	6.1%
Real Estate	0.5%
Utilities	2.8%

100.0%

DFA Real Estate Securities Portfolio
Real Estate	100.0%

100.0%

U.S. Targeted Value Portfolio
Communication Services	2.8%
Consumer Discretionary	13.8%
Consumer Staples	4.7%
Energy	8.0%
Financials	28.2%
Health Care	4.5%
Industrials	19.2%
Information Technology	8.4%
Materials	8.9%
Real Estate	1.0%
Utilities	0.5%

100.0%

U.S. Core Equity 2 Portfolio
Communication Services	7.2%
Consumer Discretionary	12.9%
Consumer Staples	5.6%
Energy	3.2%
Financials	14.9%
Health Care	11.8%
Industrials	14.0%
Information Technology	23.8%
Materials	4.5%
Real Estate	0.4%
Utilities	1.7%

100.0%

U.S. Micro Cap Portfolio
Communication Services	2.9%
Consumer Discretionary	12.5%
Consumer Staples	4.1%
Energy	6.2%
Financials	23.5%
Health Care	10.9%
Industrials	18.9%
Information Technology	12.0%
Materials	5.9%
Real Estate	1.0%
Utilities	2.1%

100.0%

U.S. Small Cap Value Portfolio
Communication Services	2.6%
Consumer Discretionary	13.5%
Consumer Staples	4.5%
Energy	8.9%
Financials	28.5%
Health Care	3.8%
Industrials	20.9%
Information Technology	7.4%
Materials	8.7%
Real Estate	0.6%
Utilities	0.6%

100.0%

U.S. Vector Equity Portfolio
Communication Services	6.3%
Consumer Discretionary	12.1%
Consumer Staples	4.8%
Energy	6.1%
Financials	22.9%
Health Care	10.5%
Industrials	17.6%
Information Technology	11.6%
Materials	6.3%
Real Estate	0.7%
Utilities	1.1%

100.0%

U.S. High Relative Profitability Portfolio
Communication Services	3.4%
Consumer Discretionary	17.1%
Consumer Staples	11.6%
Energy	0.3%
Financials	3.4%
Health Care	15.1%
Industrials	12.6%
Information Technology	34.7%
Materials	1.7%
Utilities	0.1%

100.0%

19

ENHANCED U.S. LARGE COMPANY PORTFOLIO

SCHEDULE OF INVESTMENTS

October 31, 2021

			Face Amount^	Value†
			(000)
BONDS — (76.4%)
AUSTRALIA — (0.3%)
Glencore Funding LLC
#Ω	4.625%, 04/29/24		1,150	$1,241,178

CANADA — (20.1%)
Bank of Montreal
	2.270%, 07/11/22	CAD	5,000	4,085,852
Canadian Government Bond
	0.250%, 04/01/24	CAD	14,000	11,071,154
National Bank of Canada
	2.100%, 02/01/23		3,500	3,563,865
Province of Alberta Canada
#	3.350%, 11/01/23		3,000	3,161,823
	3.100%, 06/01/24	CAD	6,000	5,060,197
Province of Manitoba Canada
	0.750%, 12/15/21	GBP	2,500	3,423,149
	3.300%, 06/02/24	CAD	8,000	6,779,703
Province of Ontario Canada
	3.500%, 06/02/24	CAD	13,000	11,070,798
Province of Quebec Canada
	2.250%, 02/22/24	CAD	13,500	11,162,153
PSP Capital, Inc.
	2.090%, 11/22/23	CAD	2,500	2,056,238
Royal Bank of Canada
	2.949%, 05/01/23	CAD	2,750	2,281,260
	2.333%, 12/05/23	CAD	7,000	5,770,645
Suncor Energy, Inc.
	2.800%, 05/15/23		2,000	2,059,844
Toronto-Dominion Bank
	2.850%, 03/08/24	CAD	14,500	12,052,246

TOTAL CANADA				83,598,927

FRANCE — (4.1%)
BNP Paribas SA
Ω	2.950%, 05/23/22		500	506,995
BPCE SA
Ω	3.000%, 05/22/22		4,000	4,056,934
Caisse d’Amortissement de la Dette Sociale
	3.375%, 03/20/24		11,000	11,688,710
Credit Agricole SA
Ω	3.375%, 01/10/22		405	407,336
Societe Generale SA
Ω	3.875%, 03/28/24		500	530,898

TOTAL FRANCE				17,190,873

GERMANY — (4.4%)
Daimler Finance North America LLC
Ω	2.550%, 08/15/22		1,750	1,779,182

			Face Amount^	Value†
			(000)

GERMANY — (Continued)
Ω	3.250%, 08/01/24		1,750	$1,852,640
Deutsche Bank AG
#	3.950%, 02/27/23		2,350	2,441,815
Kreditanstalt fuer Wiederaufbau
	1.250%, 08/28/23	NOK	104,000	12,297,407

TOTAL GERMANY				18,371,044

JAPAN — (3.2%)
Daiwa Securities Group, Inc.
#Ω	3.129%, 04/19/22		1,000	1,012,347
Mitsubishi UFJ Financial Group, Inc.
	2.998%, 02/22/22		500	504,086
	2.665%, 07/25/22		1,000	1,016,270
	3.455%, 03/02/23		1,000	1,037,431
Mizuho Financial Group, Inc.
	2.601%, 09/11/22		3,000	3,055,277
Nissan Motor Acceptance Corp.
Ω	2.600%, 09/28/22		320	325,274
Ω	3.450%, 03/15/23		2,350	2,425,058
Sumitomo Mitsui Financial Group, Inc.
	3.102%, 01/17/23		500	514,906
	3.748%, 07/19/23		2,000	2,104,697
	2.696%, 07/16/24		1,100	1,146,397
Toyota Motor Credit Corp.
	0.750%, 07/21/22	EUR	210	244,838

TOTAL JAPAN				13,386,581

NETHERLANDS — (1.4%)
Cooperatieve Rabobank UA
Ω	2.625%, 07/22/24		3,500	3,648,812
Shell International Finance BV
	1.250%, 03/15/22	EUR	2,000	2,326,519

TOTAL NETHERLANDS				5,975,331

NEW ZEALAND — (2.9%)
New Zealand Government Bond
	0.500%, 05/15/24	NZD	17,600	12,128,859

NORWAY — (2.9%)
Norway Government Bond
Ω	3.000%, 03/14/24	NOK	99,000	12,157,995

SINGAPORE — (2.9%)
Singapore Government Bond
	2.000%, 02/01/24	SGD	15,200	11,552,338

20

ENHANCED U.S. LARGE COMPANY PORTFOLIO

CONTINUED

			Face Amount^	Value†
			(000)
	SINGAPORE — (Continued)
	Temasek Financial I Ltd.
	0.500%, 03/01/22	EUR	500	$579,444

	TOTAL SINGAPORE			12,131,782

	SPAIN — (0.7%)
	Banco Santander SA
	2.706%, 06/27/24		1,200	1,251,342
	Santander Holdings USA, Inc.
	3.400%, 01/18/23		1,500	1,543,689

	TOTAL SPAIN			2,795,031

SUPRANATIONAL ORGANIZATION OBLIGATIONS — (8.2%)
	European Investment Bank
	1.500%, 01/26/24	NOK	104,720	12,412,145
	Inter-American Development Bank
	3.000%, 02/21/24		7,000	7,375,060
	International Bank for Reconstruction & Development
	2.500%, 01/24/24	NZD	16,000	11,494,851
	Nordic Investment Bank
	1.875%, 04/10/24	NOK	25,000	2,982,013

	TOTAL SUPRANATIONAL ORGANIZATION OBLIGATIONS			34,264,069

	SWEDEN — (0.4%)
	Skandinaviska Enskilda Banken AB
Ω	0.550%, 09/01/23		1,585	1,581,782

	SWITZERLAND — (0.9%)
	UBS AG
Ω	0.700%, 08/09/24		3,750	3,726,124

	UNITED KINGDOM — (2.5%)
	CNH Industrial Capital LLC
	4.375%, 04/05/22		940	954,229
	1.950%, 07/02/23		1,094	1,114,065
	HSBC Holdings PLC
	3.600%, 05/25/23		2,450	2,560,825
	HSBC USA, Inc.
	3.500%, 06/23/24		1,100	1,172,699
	Lloyds Banking Group PLC
	3.000%, 01/11/22		1,000	1,005,114
	NatWest Markets PLC
#Ω	2.375%, 05/21/23		2,000	2,051,652
Ω	0.800%, 08/12/24		1,650	1,633,948

	TOTAL UNITED KINGDOM			10,492,532

			Face Amount^	Value†
			(000)

	UNITED STATES — (21.5%)
	AbbVie, Inc.
#	2.900%, 11/06/22		2,000	$2,045,457
	Aetna, Inc.
	2.750%, 11/15/22		221	224,810
	Air Lease Corp.
	2.250%, 01/15/23		1,610	1,638,338
	Allstate Corp.
#	3.150%, 06/15/23		852	888,366
	American Express Co.
	2.500%, 08/01/22		2,231	2,261,129
	American Honda Finance Corp.
	2.150%, 09/10/24		2,250	2,323,832
	Aon Corp.
#	2.200%, 11/15/22		3,000	3,050,290
	Apple, Inc.
	1.000%, 11/10/22	EUR	4,000	4,691,260
	Booking Holdings, Inc.
	2.750%, 03/15/23		2,000	2,055,598
	Boston Scientific Corp.
	3.375%, 05/15/22		733	744,454
	Bunge Ltd. Finance Corp.
	3.000%, 09/25/22		200	204,070
	Capital One Financial Corp.
	3.200%, 01/30/23		2,000	2,060,955
	Cardinal Health, Inc.
	3.079%, 06/15/24		2,750	2,885,703
	Cigna Corp.
	3.750%, 07/15/23		1,082	1,135,485
	Constellation Brands, Inc.
	3.200%, 02/15/23		1,500	1,544,490
	Dollar Tree, Inc.
	3.700%, 05/15/23		2,689	2,802,977
	Eastman Chemical Co.
	3.500%, 12/01/21		200	200,484
	eBay, Inc.
	2.750%, 01/30/23		2,400	2,459,562
	General Motors Financial Co., Inc.
	3.550%, 07/08/22		837	854,142
	Glencore Funding LLC
Ω	4.125%, 05/30/23		1,000	1,049,480
	4.125%, 05/30/23		500	524,740
	Global Payments, Inc.
	3.750%, 06/01/23		1,000	1,039,170
	4.000%, 06/01/23		1,500	1,572,655
	Goldman Sachs Group, Inc.
	3.625%, 01/22/23		2,000	2,073,148
	3.200%, 02/23/23		1,500	1,545,299
	Intercontinental Exchange, Inc.
	0.700%, 06/15/23		3,500	3,503,500

21

ENHANCED U.S. LARGE COMPANY PORTFOLIO

CONTINUED

		Face Amount^	Value†
		(000)
	UNITED STATES — (Continued)
	International Business Machines Corp.
	3.000%, 05/15/24	1,500	$1,578,243
	Kinder Morgan Energy Partners LP
#	3.950%, 09/01/22	707	721,288
	Kroger Co.
	2.800%, 08/01/22	1,500	1,524,167
	Marathon Petroleum Corp.
	4.500%, 05/01/23	1,200	1,260,539
	Micron Technology, Inc.
	2.497%, 04/24/23	2,650	2,723,005
	Morgan Stanley
	3.125%, 01/23/23	3,100	3,196,486
	Mylan, Inc.
Ω	3.125%, 01/15/23	2,650	2,725,455
	NextEra Energy Capital Holdings, Inc.
	0.650%, 03/01/23	3,000	3,003,374
	Oracle Corp.
#	2.500%, 10/15/22	2,500	2,545,645
	Penske Truck Leasing Co. LP/PTL Finance Corp.
Ω	4.125%, 08/01/23	578	608,214
	Ryder System, Inc.
	2.875%, 06/01/22	1,984	2,007,516
	Santander Holdings USA, Inc.
	3.500%, 06/07/24	1,000	1,055,883
	Simon Property Group LP
	2.000%, 09/13/24	3,650	3,745,494
	Southwest Airlines Co.
	4.750%, 05/04/23	3,000	3,174,587
	Stellantis NV
	5.250%, 04/15/23	1,000	1,062,760
	Sysco Corp.
	2.600%, 06/12/22	500	506,336

	Face Amount^	Value†
	(000)
UNITED STATES — (Continued)
Valero Energy Corp.
2.700%, 04/15/23	2,500	$2,571,005
VF Corp.
# 2.050%, 04/23/22	3,500	3,526,452
VMware, Inc.
2.950%, 08/21/22	2,764	2,810,338
Waste Management, Inc.
2.400%, 05/15/23	900	922,523
Williams Cos., Inc.
3.700%, 01/15/23	3,000	3,084,866

TOTAL UNITED STATES		89,733,570

TOTAL BONDS		318,775,678

U.S. TREASURY OBLIGATIONS — (22.7%)
U.S. Treasury Notes
1.875%, 02/28/22	24,500	24,645,240
« 2.125%, 03/31/24	15,000	15,531,445
« 0.375%, 04/15/24	22,000	21,849,609
0.250%, 05/15/24	2,000	1,978,984
0.250%, 06/15/24	22,000	21,744,766
0.375%, 09/15/24	9,100	9,007,578

TOTAL U.S. TREASURY OBLIGATIONS		94,757,622

TOTAL INVESTMENT SECURITIES (Cost $415,605,639)		413,533,300

	Shares
SECURITIES LENDING COLLATERAL — (0.9%)
@§ The DFA Short Term Investment Fund	316,714	3,664,384

TOTAL INVESTMENTS — (100.0%) (Cost $419,269,947)		$417,197,684

As of October 31, 2021, Enhanced U.S. Large Company Portfolio had entered into the following forward currency contracts and the net unrealized forward currency gain (loss) is reflected in the accompanying financial statements:

Currency Purchased	Currency Sold		Counterparty	Settlement Date	Unrealized Foreign Exchange Appreciation (Depreciation)
USD 7,931,118	EUR	6,819,393	Morgan Stanley and Co. International	01/10/22	$33,379
USD 3,458,458	GBP	2,521,850	Royal Bank of Canada	01/13/22	6,113
NZD 340,041	USD	242,939	Goldman Sachs International	01/19/22	408

Total Appreciation					$39,900

22

ENHANCED U.S. LARGE COMPANY PORTFOLIO

CONTINUED

Currency Purchased	Currency Sold		Counterparty	Settlement Date	Unrealized Foreign Exchange Appreciation (Depreciation)
USD 11,707,358	SGD	15,819,603	Citibank NA	11/05/21	$(23,744)
USD 39,852,948	NOK	343,192,267	Bank of America Corp.	11/08/21	(770,793)
CAD 1,038,810	USD	841,633	Citibank NA	12/29/21	(2,130)
USD 70,809,177	CAD	89,883,782	State Street Bank and Trust	12/29/21	(1,829,433)
USD 207,923	NZD	290,907	Goldman Sachs International	01/19/22	(262)
USD 23,682,114	NZD	33,154,853	Morgan Stanley and Co. International	01/19/22	(44,817)

Total (Depreciation)					$(2,671,179)

Total Appreciation (Depreciation)					$(2,631,279)

As of October 31, 2021, Enhanced U.S. Large Company Portfolio had entered into the following outstanding futures contracts:

Description	Number of Contracts	Expiration Date	Notional Value	Market Value	Unrealized Appreciation (Depreciation)
Long Position Contracts:
S&P 500® Emini Index	1,867	12/17/21	$416,444,699	$429,129,950	$12,685,251

Total Futures Contracts			$416,444,699	$429,129,950	$12,685,251

Summary of the Portfolio’s investments as of October 31, 2021, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Bonds
Australia	—	$1,241,178	—	$1,241,178
Canada	—	83,598,927	—	83,598,927
France	—	17,190,873	—	17,190,873
Germany	—	18,371,044	—	18,371,044
Japan	—	13,386,581	—	13,386,581
Netherlands	—	5,975,331	—	5,975,331
New Zealand	—	12,128,859	—	12,128,859
Norway	—	12,157,995	—	12,157,995
Singapore	—	12,131,782	—	12,131,782
Spain	—	2,795,031	—	2,795,031
Supranational Organization Obligations	—	34,264,069	—	34,264,069
Sweden	—	1,581,782	—	1,581,782
Switzerland	—	3,726,124	—	3,726,124
United Kingdom	—	10,492,532	—	10,492,532
United States	—	89,733,570	—	89,733,570
U.S. Treasury Obligations	—	94,757,622	—	94,757,622
Securities Lending Collateral	—	3,664,384	—	3,664,384

23

ENHANCED U.S. LARGE COMPANY PORTFOLIO

CONTINUED

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Forward Currency Contracts**	—	$(2,631,279)	—	$(2,631,279)
Futures Contracts**	$12,685,251	—	—	12,685,251

TOTAL	$12,685,251	$414,566,405	—	$427,251,656

**	Valued at the unrealized appreciation/(depreciation) on the investment.

See accompanying Notes to Financial Statements.

24

U.S. LARGE CAP EQUITY PORTFOLIO

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2021

	Shares	Value†	Percentage of Net Assets‡
COMMON STOCKS — (99.3%)
COMMUNICATION SERVICES — (10.3%)
* Alphabet, Inc., Class A	13,686	$40,523,151	1.8%
* Alphabet, Inc., Class C	13,609	40,356,265	1.8%
AT&T, Inc.	356,591	9,007,489	0.4%
Comcast Corp., Class A	232,036	11,933,612	0.5%
* Facebook, Inc., Class A.	116,865	37,814,008	1.7%
* Netflix, Inc.	17,536	12,105,276	0.6%
Verizon Communications, Inc.	280,470	14,862,105	0.7%
* Walt Disney Co.	67,564	11,423,045	0.5%
Other Securities		48,476,506	2.3%

TOTAL COMMUNICATION SERVICES		226,501,457	10.3%

CONSUMER DISCRETIONARY — (12.0%)
* Amazon.com, Inc.	19,656	66,288,484	3.0%
Home Depot, Inc.	48,117	17,887,014	0.8%
NIKE, Inc., Class B	51,869	8,677,165	0.4%
Target Corp.	31,433	8,160,635	0.4%
* Tesla, Inc.	24,262	27,027,868	1.2%
Other Securities		136,485,750	6.2%

TOTAL CONSUMER DISCRETIONARY		264,526,916	12.0%

CONSUMER STAPLES — (5.8%)
Coca-Cola Co.	204,227	11,512,276	0.5%
Costco Wholesale Corp.	22,343	10,982,478	0.5%
PepsiCo, Inc.	75,897	12,264,955	0.5%
Procter & Gamble Co.	124,570	17,812,264	0.8%
Walmart, Inc.	79,532	11,883,671	0.5%
Other Securities		64,790,431	3.1%

TOTAL CONSUMER STAPLES		129,246,075	5.9%

ENERGY — (2.9%)
Chevron Corp.	72,140	8,259,309	0.4%
Exxon Mobil Corp.	157,133	10,130,365	0.5%
Other Securities		46,245,031	2.0%

TOTAL ENERGY		64,634,705	2.9%

FINANCIALS — (12.2%)
Bank of America Corp.	290,428	13,876,650	0.6%
* Berkshire Hathaway, Inc., Class B	68,126	19,552,843	0.9%
JPMorgan Chase & Co.	148,739	25,269,269	1.1%
Other Securities		210,471,953	9.6%

TOTAL FINANCIALS		269,170,715	12.2%

HEALTH CARE — (13.2%)
Abbott Laboratories	78,086	10,064,505	0.5%
AbbVie, Inc.	93,295	10,698,138	0.5%
Danaher Corp.	25,874	8,066,737	0.4%
Eli Lilly & Co.	42,293	10,774,565	0.5%
Johnson & Johnson	167,752	27,323,446	1.2%
Merck & Co., Inc.	144,699	12,740,747	0.6%
Pfizer, Inc.	281,677	12,320,552	0.6%

25

U.S. LARGE CAP EQUITY PORTFOLIO

CONTINUED

	Shares	Value†	Percentage of Net Assets‡
HEALTH CARE — (Continued)
Thermo Fisher Scientific, Inc.	19,512	$12,352,462	0.6%
UnitedHealth Group, Inc.	47,149	21,710,700	1.0%
Other Securities		166,240,963	7.4%

TOTAL HEALTH CARE		292,292,815	13.3%

INDUSTRIALS — (11.0%)
Honeywell International, Inc.	35,355	7,729,310	0.3%
Union Pacific Corp.	42,772	10,325,161	0.5%
United Parcel Service, Inc., Class B	38,913	8,306,758	0.4%
Other Securities		215,955,849	9.8%

TOTAL INDUSTRIALS		242,317,078	11.0%

INFORMATION TECHNOLOGY — (26.2%)
Accenture PLC, Class A	39,301	14,100,806	0.6%
* Adobe, Inc.	19,845	12,906,394	0.6%
Apple, Inc.	740,559	110,935,738	5.0%
Broadcom, Inc.	21,823	11,602,634	0.5%
Cisco Systems, Inc.	228,736	12,802,354	0.6%
Intel Corp.	250,129	12,256,321	0.6%
International Business Machines Corp.	63,143	7,899,189	0.4%
Mastercard, Inc., Class A	46,367	15,557,056	0.7%
Microsoft Corp.	318,006	105,457,150	4.8%
NVIDIA Corp.	97,236	24,860,328	1.1%
* PayPal Holdings, Inc.	37,226	8,658,395	0.4%
QUALCOMM, Inc.	60,153	8,002,755	0.4%
* salesforce.com, Inc.	32,878	9,853,208	0.5%
Texas Instruments, Inc.	49,493	9,278,948	0.4%
# Visa, Inc., Class A	80,464	17,039,861	0.8%
Other Securities		196,605,719	8.9%

TOTAL INFORMATION TECHNOLOGY		577,816,856	26.3%

MATERIALS — (3.6%)
Other Securities		80,609,594	3.7%

REAL ESTATE — (0.2%)
Other Securities		4,819,869	0.2%

UTILITIES — (1.9%)
Other Securities		41,947,856	1.9%

TOTAL COMMON STOCKS (Cost $1,072,934,262)		2,193,883,936	99.7%

TEMPORARY CASH INVESTMENTS — (0.2%)
State Street Institutional U.S. Government Money Market Fund, 0.025%	4,874,754	4,874,754	0.2%

SECURITIES LENDING COLLATERAL — (0.5%)
@§ The DFA Short Term Investment Fund	921,067	10,656,745	0.5%

TOTAL INVESTMENTS — (100.0%) (Cost $1,088,463,646)		$2,209,415,435	100.4%

26

U.S. LARGE CAP EQUITY PORTFOLIO

CONTINUED

Summary of the Portfolio’s investments as of October 31, 2021, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Communication Services	$226,501,457	—	—	$226,501,457
Consumer Discretionary	264,526,916	—	—	264,526,916
Consumer Staples	129,246,075	—	—	129,246,075
Energy	64,634,705	—	—	64,634,705
Financials	269,170,715	—	—	269,170,715
Health Care	292,292,815	—	—	292,292,815
Industrials	242,317,078	—	—	242,317,078
Information Technology	577,816,856	—	—	577,816,856
Materials	80,609,594	—	—	80,609,594
Real Estate	4,819,869	—	—	4,819,869
Utilities	41,947,856	—	—	41,947,856
Temporary Cash Investments	4,874,754	—	—	4,874,754
Securities Lending Collateral	—	$10,656,745	—	10,656,745

TOTAL.	$2,198,758,690	$10,656,745	—	$2,209,415,435

See accompanying Notes to Financial Statements.

27

U.S. LARGE CAP VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS

October 31, 2021

Value†
AFFILIATED INVESTMENT COMPANIES — (100.0%)
Investment in The U.S. Large Cap Value Series of The DFA Investment Trust Company	$25,309,881,337

TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANIES	$25,309,881,337

Summary of the Portfolio’s Master Fund’s investments as of October 31, 2021, based on their valuation inputs, is located in this report (See Security Valuation Note).

See accompanying Notes to Financial Statements.

28

U.S. TARGETED VALUE PORTFOLIO

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2021

		Shares	Value†	Percentage of Net Assets‡
COMMON STOCKS — (95.1%)
COMMUNICATION SERVICES — (2.6%)
	Nexstar Media Group, Inc., Class A	313,260	$46,967,072	0.4%
	Other Securities		301,424,945	2.3%

TOTAL COMMUNICATION SERVICES			348,392,017	2.7%

CONSUMER DISCRETIONARY — (13.1%)
*	AutoNation, Inc.	757,968	91,805,084	0.7%
	BorgWarner, Inc.	1,614,338	72,758,214	0.6%
#	Dick’s Sporting Goods, Inc.	484,847	60,222,846	0.5%
#	Dillard’s, Inc., Class A	213,144	49,266,104	0.4%
	Kohl’s Corp.	1,109,248	53,831,805	0.4%
	Lithia Motors, Inc., Class A	161,520	51,560,414	0.4%
*	Mohawk Industries, Inc.	259,151	45,924,149	0.4%
#	Penske Automotive Group, Inc.	522,178	55,376,977	0.4%
*	PVH Corp.	494,505	54,064,232	0.4%
	Toll Brothers, Inc.	1,120,873	67,442,928	0.5%
	Other Securities		1,135,943,036	8.9%

TOTAL CONSUMER DISCRETIONARY			1,738,195,789	13.6%

CONSUMER STAPLES — (4.4%)
	Bunge Ltd.	722,917	66,971,031	0.5%
*	Darling Ingredients, Inc.	657,499	55,571,816	0.4%
	Ingredion, Inc.	543,108	51,720,175	0.4%
*	Post Holdings, Inc.	473,580	48,058,898	0.4%
	Other Securities		366,071,572	2.9%

TOTAL CONSUMER STAPLES			588,393,492	4.6%

ENERGY — (7.6%)
	Devon Energy Corp.	1,789,879	71,738,350	0.6%
	HollyFrontier Corp.	1,419,822	47,989,984	0.4%
	Marathon Oil Corp.	4,527,090	73,882,109	0.6%
#*	Range Resources Corp.	2,641,906	61,609,248	0.5%
	Other Securities		749,412,154	5.8%

TOTAL ENERGY			1,004,631,845	7.9%

FINANCIALS — (26.9%)
*	Athene Holding Ltd., Class A	1,566,693	136,317,958	1.1%
	Bank OZK	1,161,169	51,869,419	0.4%
	First Horizon Corp.	3,729,332	63,286,764	0.5%
	Invesco Ltd.	3,566,791	90,632,159	0.7%
#	New York Community Bancorp, Inc.	3,696,866	45,952,044	0.4%
	Old Republic International Corp.	1,708,884	44,140,474	0.4%
	People’s United Financial, Inc.	3,909,142	67,002,694	0.5%
	Popular, Inc.	818,200	66,634,208	0.5%
	Santander Consumer USA Holdings, Inc.	1,542,892	64,338,596	0.5%
	Unum Group	1,974,174	50,282,212	0.4%
	Valley National Bancorp	3,350,955	44,433,663	0.4%
#	Voya Financial, Inc	911,052	63,564,098	0.5%
	Zions Bancorp NA	1,187,216	74,782,736	0.6%
	Other Securities		2,701,882,455	21.1%

TOTAL FINANCIALS			3,565,119,480	28.0%

29

U.S. TARGETED VALUE PORTFOLIO

CONTINUED

	Shares	Value†	Percentage of Net Assets‡
HEALTH CARE — (4.3%)
* Acadia Healthcare Co., Inc.	775,477	$48,079,574	0.4%
Other Securities		515,208,345	4.0%

TOTAL HEALTH CARE		563,287,919	4.4%

INDUSTRIALS — (18.2%)
AGCO Corp.	409,961	50,101,334	0.4%
AMERCO	96,508	71,125,431	0.6%
* Colfax Corp.	993,777	51,298,769	0.4%
Knight-Swift Transportation Holdings, Inc.	1,205,722	68,352,380	0.5%
#* MasTec, Inc.	524,418	46,741,376	0.4%
Other Securities		2,129,187,742	16.7%

TOTAL INDUSTRIALS		2,416,807,032	19.0%

INFORMATION TECHNOLOGY — (8.0%)
Amkor Technology, Inc.	2,212,058	48,488,311	0.4%
* Arrow Electronics, Inc.	701,840	81,237,980	0.6%
Concentrix Corp.	309,665	55,021,277	0.4%
Jabil, Inc.	738,365	44,272,365	0.4%
Other Securities		837,044,506	6.6%

TOTAL INFORMATION TECHNOLOGY		1,066,064,439	8.4%

MATERIALS — (8.5%)
Alcoa Corp.	1,140,009	52,383,414	0.4%
Huntsman Corp.	1,826,892	59,520,141	0.5%
Olin Corp.	1,108,576	63,166,661	0.5%
Reliance Steel & Aluminum Co.	524,723	76,693,514	0.6%
Steel Dynamics, Inc.	1,220,419	80,645,288	0.6%
Westlake Chemical Corp.	623,486	60,690,127	0.5%
Other Securities		734,398,501	5.8%

TOTAL MATERIALS		1,127,497,646	8.9%

REAL ESTATE — (1.0%)
* Jones Lang LaSalle, Inc.	234,352	60,516,717	0.5%
Other Securities		69,121,324	0.5%

TOTAL REAL ESTATE		129,638,041	1.0%

UTILITIES — (0.5%)
Other Securities		61,075,692	0.5%

TOTAL COMMON STOCKS		12,609,103,392	99.0%

PREFERRED STOCKS — (0.0%)

COMMUNICATION SERVICES — (0.0%)
Other Security		507,622	0.0%

CONSUMER DISCRETIONARY — (0.0%)
Other Security		1,119,968	0.0%

30

U.S. TARGETED VALUE PORTFOLIO

CONTINUED

	Shares	Value†	Percentage of Net Assets‡
INDUSTRIALS — (0.0%)
Other Security		$5,624,902	0.1%

TOTAL PREFERRED STOCKS		7,252,492	0.1%

TOTAL INVESTMENT SECURITIES (Cost $8,041,395,767)		12,616,355,884

TEMPORARY CASH INVESTMENTS — (0.8%)
State Street Institutional U.S. Government Money Market Fund, 0.025%	109,624,530	109,624,530	0.9%

SECURITIES LENDING COLLATERAL — (4.1%)
@§ The DFA Short Term Investment Fund	46,562,632	538,729,655	4.2%

TOTAL INVESTMENTS—(100.0%) (Cost $8,689,719,810)		$13,264,710,069	104.2%

As of October 31, 2021, U.S. Targeted Value Portfolio had entered into the following outstanding futures contracts:

Description	Number of Contracts	Expiration Date	Notional Value	Market Value	Unrealized Appreciation (Depreciation)
Long Position Contracts:
S&P 500® Emini Index	469	12/17/21	$105,037,419	$107,799,650	$2,762,231

Total Futures Contracts			$105,037,419	$107,799,650	$2,762,231

Summary of the Portfolio’s investments as of October 31, 2021, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Communication Services	$348,325,706	—	$66,311	$348,392,017
Consumer Discretionary	1,738,172,126	—	23,663	1,738,195,789
Consumer Staples	588,383,796	$9,696	—	588,393,492
Energy	1,004,631,845	—	—	1,004,631,845
Financials	3,564,989,584	129,896	—	3,565,119,480
Health Care	558,211,442	320	5,076,157	563,287,919
Industrials	2,416,807,032	—	—	2,416,807,032
Information Technology	1,066,064,439	—	—	1,066,064,439
Materials	1,127,497,646	—	—	1,127,497,646
Real Estate	129,638,041	—	—	129,638,041
Utilities	61,075,692	—	—	61,075,692
Preferred Stocks
Communication Services	507,622	—	—	507,622
Consumer Discretionary	1,119,968	—	—	1,119,968
Industrials	5,624,902	—	—	5,624,902
Temporary Cash Investments	109,624,530	—	—	109,624,530

31

U.S. TARGETED VALUE PORTFOLIO

CONTINUED

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Securities Lending Collateral	—	$538,729,655	—	$538,729,655
Futures Contracts**	$2,762,231	—	—	2,762,231

TOTAL	$12,723,436,602	$538,869,567	$5,166,131^	$13,267,472,300

**	Valued at the unrealized appreciation/(depreciation) on the investment.
^	A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the reporting period in relation to net assets.

See accompanying Notes to Financial Statements.

32

U.S. SMALL CAP VALUE PORTFOLIO

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2021

		Shares	Value†	Percentage of Net Assets‡
COMMON STOCKS — (96.6%)
COMMUNICATION SERVICES — (2.5%)
	Other Securities		$384,497,288	2.6%

CONSUMER DISCRETIONARY — (13.0%)
#*	AutoNation, Inc.	703,798	85,244,014	0.6%
#	Dillard’s, Inc., Class A	441,605	102,072,580	0.7%
*	Goodyear Tire & Rubber Co.	4,181,911	79,958,138	0.5%
#	Group 1 Automotive, Inc.	398,390	71,630,522	0.5%
	MDC Holdings, Inc.	1,556,552	76,239,917	0.5%
	Penske Automotive Group, Inc.	1,018,528	108,014,894	0.7%
*	Taylor Morrison Home Corp.	3,020,167	92,205,699	0.6%
*	Tri Pointe Homes, Inc.	2,694,133	65,171,077	0.4%
	Other Securities		1,344,828,129	8.9%

TOTAL CONSUMER DISCRETIONARY			2,025,364,970	13.4%

CONSUMER STAPLES — (4.4%)
*	Darling Ingredients, Inc.	764,174	64,587,986	0.4%
	Seaboard Corp.	16,795	64,661,086	0.4%
	Other Securities		555,424,965	3.7%

TOTAL CONSUMER STAPLES			684,674,037	4.5%

ENERGY — (8.6%)
*	Antero Resources Corp.	4,567,877	90,763,716	0.6%
#*	CNX Resources Corp.	5,047,811	73,748,519	0.5%
	Matador Resources Co.	2,409,586	100,841,174	0.7%
#	Murphy Oil Corp.	3,053,226	84,971,280	0.6%
	PDC Energy, Inc.	2,193,557	114,744,967	0.8%
	Other Securities		872,798,154	5.6%

TOTAL ENERGY			1,337,867,810	8.8%

FINANCIALS — (27.6%)
	American Equity Investment Life Holding Co.	2,519,259	80,288,784	0.5%
	Associated Banc-Corp.	3,382,534	75,362,857	0.5%
	Bank OZK	2,184,460	97,579,828	0.7%
	First BanCorp	5,960,073	81,354,996	0.5%
	FNB Corp.	6,925,845	80,686,094	0.5%
	Hancock Whitney Corp.	1,363,391	67,460,587	0.5%
	Navient Corp.	4,388,793	86,459,222	0.6%
	Nelnet, Inc., Class A	809,963	66,927,243	0.5%
	New York Community Bancorp, Inc.	6,143,979	76,369,659	0.5%
#	Old National Bancorp	3,932,674	67,170,072	0.5%
	Popular, Inc.	1,349,473	109,901,081	0.7%
	Simmons First National Corp., Class A	2,173,998	64,980,800	0.4%
	Sterling Bancorp	4,201,566	106,929,855	0.7%
#	United Bankshares, Inc.	1,812,211	67,033,685	0.5%
	Valley National Bancorp	7,999,311	106,070,864	0.7%
	Washington Federal, Inc.	2,068,461	73,140,781	0.5%
	Wintrust Financial Corp.	753,451	66,680,413	0.4%
	Other Securities		2,916,581,408	19.1%

TOTAL FINANCIALS			4,290,978,229	28.3%

33

U.S. SMALL CAP VALUE PORTFOLIO

CONTINUED

	Shares	Value†	Percentage of Net Assets‡

HEALTH CARE — (3.7%)
#* Acadia Healthcare Co., Inc.	1,885,658	$116,910,796	0.8%
Other Securities		460,633,313	3.0%

TOTAL HEALTH CARE		577,544,109	3.8%

INDUSTRIALS — (20.1%)
Air Lease Corp.	2,099,726	84,094,026	0.6%
* Beacon Roofing Supply, Inc.	1,544,185	81,641,061	0.5%
* Colfax Corp.	1,821,986	94,050,917	0.6%
Encore Wire Corp.	479,744	64,314,481	0.4%
# GATX Corp.	813,726	77,181,911	0.5%
Korn Ferry	857,296	66,191,824	0.4%
Regal Beloit Corp.	719,179	109,552,537	0.7%
Triton International Ltd.	1,513,495	94,124,254	0.6%
* WESCO International, Inc.	828,286	107,312,734	0.7%
Other Securities		2,352,342,155	15.7%

TOTAL INDUSTRIALS		3,130,805,900	20.7%

INFORMATION TECHNOLOGY — (7.1%)
Amkor Technology, Inc.	5,543,932	121,522,989	0.8%
* Insight Enterprises, Inc.	776,776	73,560,687	0.5%
Other Securities		912,343,573	6.0%

TOTAL INFORMATION TECHNOLOGY		1,107,427,249	7.3%

MATERIALS — (8.5%)
Alcoa Corp.	2,046,661	94,044,073	0.6%
Commercial Metals Co.	2,751,164	88,532,458	0.6%
#* Domtar Corp.	1,314,136	71,738,684	0.5%
Element Solutions, Inc.	5,898,922	133,964,519	0.9%
Olin Corp.	2,025,876	115,434,414	0.8%
Other Securities		813,103,467	5.3%

TOTAL MATERIALS		1,316,817,615	8.7%

REAL ESTATE — (0.5%)
Other Securities		85,001,924	0.6%

UTILITIES — (0.6%)
Other Securities		94,796,999	0.6%

TOTAL COMMON STOCKS		15,035,776,130	99.3%

PREFERRED STOCKS — (0.2%)

COMMUNICATION SERVICES — (0.0%)
Other Security		385,785	0.0%

CONSUMER DISCRETIONARY — (0.1%)
Other Security		13,208,815	0.1%

34

U.S. SMALL CAP VALUE PORTFOLIO

CONTINUED

	Shares	Value†	Percentage of Net Assets‡
INDUSTRIALS — (0.1%)
Other Security		$10,370,164	0.0%

TOTAL PREFERRED STOCKS		23,964,764	0.1%

TOTAL INVESTMENT SECURITIES (Cost $9,275,017,958)		15,059,740,894

TEMPORARY CASH INVESTMENTS — (0.6%)
State Street Institutional U.S. Government Money Market Fund, 0.025%	89,706,022	89,706,022	0.6%

SECURITIES LENDING COLLATERAL — (2.6%)
@§ The DFA Short Term Investment Fund	35,299,658	408,417,041	2.7%

TOTAL INVESTMENTS—(100.0%) (Cost $9,773,072,564)		$15,557,863,957	102.7%

As of October 31, 2021, U.S. Small Cap Value Portfolio had entered into the following outstanding futures contracts:

Description	Number of Contracts	Expiration Date	Notional Value	Market Value	Unrealized Appreciation (Depreciation)
Long Position Contracts:
S&P 500® Emini Index	358	12/17/21	$79,051,466	$82,286,300	$3,234,834

Total Futures Contracts			$79,051,466	$82,286,300	$3,234,834

Summary of the Portfolio’s investments as of October 31, 2021, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Communication Services	$384,397,696	—	$99,592	$384,497,288
Consumer Discretionary	2,024,719,089	$625,485	20,396	2,025,364,970
Consumer Staples	683,441,811	1,232,226	—	684,674,037
Energy	1,337,867,810	—	—	1,337,867,810
Financials	4,289,801,120	1,177,109	—	4,290,978,229
Health Care	574,367,855	—	3,176,254	577,544,109
Industrials	3,130,805,900	—	—	3,130,805,900
Information Technology	1,107,427,249	—	—	1,107,427,249
Materials	1,315,757,535	1,060,080	—	1,316,817,615
Real Estate	85,001,924	—	—	85,001,924
Utilities	94,796,999	—	—	94,796,999
Preferred Stocks
Communication Services	385,785	—	—	385,785
Consumer Discretionary	13,208,815	—	—	13,208,815
Industrials	10,370,164	—	—	10,370,164
Temporary Cash Investments	89,706,022	—	—	89,706,022

35

U.S. SMALL CAP VALUE PORTFOLIO

CONTINUED

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Securities Lending Collateral	—	$408,417,041	—	$408,417,041
Futures Contracts**	$3,234,834	—	—	3,234,834

TOTAL	$15,145,290,608	$412,511,941	$3,296,242^	$15,561,098,791

**	Valued at the unrealized appreciation/(depreciation) on the investment.
^	A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the reporting period in relation to net assets.

See accompanying Notes to Financial Statements.

36

U.S. CORE EQUITY 1 PORTFOLIO

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2021

	Shares	Value†	Percentage of Net Assets‡
COMMON STOCKS — (98.0%)
COMMUNICATION SERVICES — (8.3%)
* Alphabet, Inc., Class A	150,300	$445,026,276	1.3%
* Alphabet, Inc., Class C	144,137	427,425,301	1.3%
AT&T, Inc.	6,036,116	152,472,290	0.5%
Comcast Corp., Class A	3,223,768	165,798,388	0.5%
* Facebook, Inc., Class A	1,282,808	415,078,185	1.3%
* Netflix, Inc.	160,326	110,674,641	0.3%
Verizon Communications, Inc.	4,556,038	241,424,454	0.7%
* Walt Disney Co.	665,008	112,432,903	0.3%
Other Securities		721,806,440	2.2%

TOTAL COMMUNICATION SERVICES.		2,792,138,878	8.4%

CONSUMER DISCRETIONARY — (12.5%)
* Amazon.com, Inc.	251,013	846,523,772	2.6%
Home Depot, Inc.	609,996	226,759,913	0.7%
NIKE, Inc., Class B	832,505	139,269,761	0.4%
* Tesla, Inc.	209,330	233,193,620	0.7%
Other Securities		2,767,920,837	8.2%

TOTAL CONSUMER DISCRETIONARY		4,213,667,903	12.6%

CONSUMER STAPLES — (5.7%)
Coca-Cola Co.	2,614,699	147,390,583	0.5%
Costco Wholesale Corp.	266,821	131,153,194	0.4%
PepsiCo, Inc.	1,155,131	186,669,170	0.6%
Procter & Gamble Co.	1,579,025	225,784,785	0.7%
Walmart, Inc.	985,735	147,288,524	0.4%
Other Securities		1,078,503,734	3.1%

TOTAL CONSUMER STAPLES.		1,916,789,990	5.7%

ENERGY — (3.2%)
Chevron Corp.	958,805	109,773,584	0.3%
Exxon Mobil Corp.	2,154,818	138,921,116	0.4%
Other Securities		840,747,076	2.6%

TOTAL ENERGY		1,089,441,776	3.3%

FINANCIALS — (14.0%)
Bank of America Corp.	3,912,477	186,938,151	0.6%
* Berkshire Hathaway, Inc., Class B	954,456	273,938,417	0.8%
Goldman Sachs Group, Inc.	266,036	109,965,981	0.3%
JPMorgan Chase & Co.	2,201,688	374,044,774	1.1%
Morgan Stanley	1,155,589	118,771,437	0.4%
Wells Fargo & Co.	2,169,645	110,999,038	0.3%
Other Securities		3,543,101,428	10.6%

TOTAL FINANCIALS		4,717,759,226	14.1%

HEALTH CARE — (11.7%)
Abbott Laboratories	825,558	106,406,171	0.3%
AbbVie, Inc.	1,217,399	139,599,143	0.4%
Amgen, Inc.	530,972	109,895,275	0.3%
Eli Lilly & Co.	520,601	132,628,311	0.4%
Johnson & Johnson	1,663,495	270,950,066	0.8%

37

U.S. CORE EQUITY 1 PORTFOLIO

CONTINUED

	Shares	Value†	Percentage of Net Assets‡
HEALTH CARE — (Continued)
Merck & Co., Inc.	1,553,125	$136,752,656	0.4%
Pfizer, Inc.	3,028,207	132,453,774	0.4%
Thermo Fisher Scientific, Inc.	201,713	127,698,449	0.4%
UnitedHealth Group, Inc.	579,613	266,894,398	0.8%
Other Securities		2,514,170,967	7.6%

TOTAL HEALTH CARE		3,937,449,210	11.8%

INDUSTRIALS — (12.1%)
Union Pacific Corp.	458,821	110,759,389	0.3%
United Parcel Service, Inc., Class B	506,541	108,131,307	0.3%
Other Securities		3,885,903,895	11.7%

TOTAL INDUSTRIALS		4,104,794,591	12.3%

INFORMATION TECHNOLOGY — (24.0%)
Accenture PLC, Class A	449,468	161,264,624	0.5%
* Adobe, Inc.	257,391	167,396,811	0.5%
Apple, Inc.	10,292,298	1,541,786,240	4.6%
Broadcom, Inc.	319,994	170,131,210	0.5%
Cisco Systems, Inc.	2,696,369	150,915,773	0.5%
Intel Corp.	4,067,165	199,291,085	0.6%
Mastercard, Inc., Class A	615,761	206,600,131	0.6%
Microsoft Corp.	4,150,122	1,376,263,458	4.1%
NVIDIA Corp.	1,138,596	291,104,839	0.9%
Oracle Corp.	1,136,589	109,044,349	0.3%
QUALCOMM, Inc.	829,776	110,393,399	0.3%
Texas Instruments, Inc.	750,861	140,771,420	0.4%
# Visa, Inc., Class A	999,910	211,750,941	0.6%
Other Securities		3,253,145,932	9.8%

TOTAL INFORMATION TECHNOLOGY		8,089,860,212	24.2%

MATERIALS — (4.0%)
Other Securities		1,360,669,424	4.1%

REAL ESTATE — (0.3%)
Other Securities		95,773,508	0.3%

UTILITIES — (2.2%)
Other Securities		750,136,985	2.3%

TOTAL COMMON STOCKS		33,068,481,703	99.1%

PREFERRED STOCKS — (0.0%)

COMMUNICATION SERVICES — (0.0%)
Other Security		441,109	0.0%

CONSUMER DISCRETIONARY — (0.0%)
Other Security		2,079,224	0.0%

38

U.S. CORE EQUITY 1 PORTFOLIO

CONTINUED

	Shares	Value†	Percentage of Net Assets‡

INDUSTRIALS — (0.0%)
Other Security		$1,698,583	0.0%

TOTAL PREFERRED STOCKS		4,218,916	0.0%

TOTAL INVESTMENT SECURITIES (Cost $13,429,210,983)		33,072,700,619

TEMPORARY CASH INVESTMENTS — (0.8%)
State Street Institutional U.S. Government Money Market Fund, 0.025%	286,439,888	286,439,888	0.8%

SECURITIES LENDING COLLATERAL — (1.2%)

@§ The DFA Short Term Investment Fund	34,747,780	402,031,816	1.2%

TOTAL INVESTMENTS—(100.0%) (Cost $14,117,662,876)		$33,761,172,323	101.1%

As of October 31, 2021, U.S. Core Equity 1 Portfolio had entered into the following outstanding futures contracts:

Description	Number of Contracts	Expiration Date	Notional Value	Market Value	Unrealized Appreciation (Depreciation)
Long Position Contracts:
S&P 500® Emini Index.	1,253	12/17/21	$281,299,858	$288,002,050	$6,702,192

Total Futures Contracts			$281,299,858	$288,002,050	$6,702,192

Summary of the Portfolio’s investments as of October 31, 2021, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Communication Services	$2,792,120,563	$9,064	$9,251	$2,792,138,878
Consumer Discretionary	4,213,662,692	—	5,211	4,213,667,903
Consumer Staples	1,916,713,399	76,591	—	1,916,789,990
Energy	1,089,441,776	—	—	1,089,441,776
Financials	4,717,753,076	6,150	—	4,717,759,226
Health Care	3,936,136,606	73,776	1,238,828	3,937,449,210
Industrials	4,104,138,198	656,393	—	4,104,794,591
Information Technology	8,089,860,212	—	—	8,089,860,212
Materials	1,360,669,424	—	—	1,360,669,424
Real Estate	95,742,098	31,410	—	95,773,508
Utilities	750,136,985	—	—	750,136,985
Preferred Stocks
Communication Services	441,109	—	—	441,109
Consumer Discretionary	2,079,224	—	—	2,079,224
Industrials	1,698,583	—	—	1,698,583
Temporary Cash Investments	286,439,888	—	—	286,439,888

39

U.S. CORE EQUITY 1 PORTFOLIO

CONTINUED

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Securities Lending Collateral	—	$402,031,816	—	$402,031,816
Futures Contracts**	$6,702,192	—	—	6,702,192

TOTAL	$33,363,736,025	$402,885,200	$1,253,290^	$33,767,874,515

**	Valued at the unrealized appreciation/(depreciation) on the investment.
^	A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the reporting period in relation to net assets.

See accompanying Notes to Financial Statements.

40

U.S. CORE EQUITY 2 PORTFOLIO

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2021

	Shares	Value†	Percentage of Net Assets‡
COMMON STOCKS — (97.7%)
COMMUNICATION SERVICES — (7.1%)
* Alphabet, Inc., Class A	120,299	$356,195,715	1.0%
* Alphabet, Inc., Class C	118,065	350,111,132	1.0%
AT&T, Inc.	4,477,834	113,110,087	0.3%
Comcast Corp., Class A	3,514,912	180,771,924	0.5%
* Facebook, Inc., Class A	1,046,938	338,757,729	1.0%
* Netflix, Inc.	170,094	117,417,589	0.3%
Verizon Communications, Inc.	3,894,696	206,379,941	0.6%
Other Securities		860,350,460	2.5%

TOTAL COMMUNICATION SERVICES		2,523,094,577	7.2%

CONSUMER DISCRETIONARY — (12.6%)
* Amazon.com, Inc.	260,802	879,536,489	2.5%
Home Depot, Inc.	482,263	179,276,448	0.5%
Lowe’s Cos., Inc.	446,794	104,469,373	0.3%
NIKE, Inc., Class B	783,135	131,010,654	0.4%
Target Corp.	551,687	143,228,979	0.4%
Other Securities		3,065,156,657	8.7%

TOTAL CONSUMER DISCRETIONARY		4,502,678,600	12.8%

CONSUMER STAPLES — (5.5%)
Coca-Cola Co.	2,326,598	131,150,329	0.4%
Costco Wholesale Corp.	257,234	126,440,800	0.4%
PepsiCo, Inc.	1,083,200	175,045,120	0.5%
Procter & Gamble Co.	1,497,405	214,113,941	0.6%
Walmart, Inc.	1,082,813	161,793,918	0.5%
Other Securities		1,145,748,398	3.2%

TOTAL CONSUMER STAPLES		1,954,292,506	5.6%

ENERGY — (3.1%)
Chevron Corp.	861,133	98,591,117	0.3%
Exxon Mobil Corp.	1,858,548	119,820,590	0.4%
Other Securities		900,852,015	2.5%

TOTAL ENERGY		1,119,263,722	3.2%

FINANCIALS — (14.6%)
American Express Co.	623,197	108,299,175	0.3%
Bank of America Corp.	3,352,939	160,203,425	0.5%
* Berkshire Hathaway, Inc., Class B	840,748	241,303,083	0.7%
JPMorgan Chase & Co.	2,014,663	342,271,097	1.0%
Morgan Stanley	1,184,937	121,787,825	0.4%
Other Securities		4,229,560,896	11.9%

TOTAL FINANCIALS		5,203,425,501	14.8%

HEALTH CARE — (11.6%)
AbbVie, Inc.	1,165,578	133,656,829	0.4%
Amgen, Inc.	480,932	99,538,496	0.3%
Eli Lilly & Co.	538,596	137,212,717	0.4%
Johnson & Johnson	2,037,810	331,918,493	1.0%
Merck & Co., Inc.	1,746,611	153,789,099	0.4%
Pfizer, Inc.	3,366,832	147,265,232	0.4%

41

U.S. CORE EQUITY 2 PORTFOLIO

CONTINUED

	Shares	Value†	Percentage of Net Assets‡
HEALTH CARE — (Continued)
Thermo Fisher Scientific, Inc.	217,248	$137,533,191	0.4%
UnitedHealth Group, Inc.	596,227	274,544,647	0.8%
Other Securities		2,710,298,170	7.6%

TOTAL HEALTH CARE		4,125,756,874	11.7%

INDUSTRIALS — (13.7%)
Caterpillar, Inc.	494,834	100,951,084	0.3%
Union Pacific Corp.	618,468	149,298,175	0.4%
United Parcel Service, Inc., Class B	446,131	95,235,585	0.3%
Other Securities		4,532,538,951	12.9%

TOTAL INDUSTRIALS		4,878,023,795	13.9%

INFORMATION TECHNOLOGY — (23.2%)
Accenture PLC, Class A	449,831	161,394,864	0.5%
* Adobe, Inc.	221,893	144,310,331	0.4%
Apple, Inc.	10,417,834	1,560,591,533	4.5%
Applied Materials, Inc.	808,235	110,445,313	0.3%
Broadcom, Inc.	284,762	151,399,413	0.4%
Cisco Systems, Inc.	2,612,626	146,228,677	0.4%
Intel Corp.	3,296,761	161,541,289	0.5%
Mastercard, Inc., Class A	597,806	200,575,869	0.6%
Microsoft Corp.	4,567,509	1,514,677,335	4.3%
NVIDIA Corp.	542,376	138,669,272	0.4%
Oracle Corp.	1,479,893	141,980,934	0.4%
QUALCOMM, Inc.	817,724	108,790,001	0.3%
Texas Instruments, Inc.	676,325	126,797,411	0.4%
# Visa, Inc., Class A	1,052,889	222,970,304	0.6%
Other Securities		3,387,999,061	9.6%

TOTAL INFORMATION TECHNOLOGY		8,278,371,607	23.6%

MATERIALS — (4.4%)
Other Securities		1,571,183,383	4.5%

REAL ESTATE — (0.3%)
Other Securities		122,629,545	0.3%

UTILITIES — (1.6%)
Other Securities		575,106,777	1.6%

TOTAL COMMON STOCKS		34,853,826,887	99.2%

PREFERRED STOCKS — (0.0%)

COMMUNICATION SERVICES — (0.0%)
Other Security		683,787	0.0%

CONSUMER DISCRETIONARY — (0.0%)
Other Security		2,257,733	0.0%

42

U.S. CORE EQUITY 2 PORTFOLIO

CONTINUED

	Shares	Value†	Percentage of Net Assets‡
INDUSTRIALS — (0.0%)
Other Security		$2,318,073	0.0%

TOTAL PREFERRED STOCKS		5,259,593	0.0%

TOTAL INVESTMENT SECURITIES (Cost $14,506,967,742)		34,859,086,480

TEMPORARY CASH INVESTMENTS — (0.8%)
State Street Institutional U.S. Government Money Market Fund, 0.025%	283,629,515	283,629,515	0.8%

SECURITIES LENDING COLLATERAL — (1.5%)
@§ The DFA Short Term Investment Fund	46,732,695	540,697,276	1.5%

TOTAL INVESTMENTS—(100.0%) (Cost $15,331,254,279)		$35,683,413,271	101.5%

As of October 31, 2021, U.S. Core Equity 2 Portfolio had entered into the following outstanding futures contracts:

Description	Number of Contracts	Expiration Date	Notional Value	Market Value	Unrealized Appreciation (Depreciation)
Long Position Contracts:
S&P 500® Emini Index	1,246	12/17/21	$279,677,121	$286,393,100	$6,715,979

Total Futures Contracts			$279,677,121	$286,393,100	$6,715,979

Summary of the Portfolio’s investments as of October 31, 2021, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Communication Services	$2,522,837,205	$239,675	$17,697	$2,523,094,577
Consumer Discretionary	4,502,671,276	—	7,324	4,502,678,600
Consumer Staples	1,954,189,957	102,549	—	1,954,292,506
Energy	1,119,263,722	—	—	1,119,263,722
Financials	5,203,311,805	113,696	—	5,203,425,501
Health Care	4,123,743,402	95,074	1,918,398	4,125,756,874
Industrials	4,876,588,875	1,434,920	—	4,878,023,795
Information Technology	8,278,370,975	632	—	8,278,371,607
Materials	1,571,183,383	—	—	1,571,183,383
Real Estate	122,534,861	94,684	—	122,629,545
Utilities	575,106,777	—	—	575,106,777
Preferred Stocks
Communication Services	683,787	—	—	683,787
Consumer Discretionary	2,257,733	—	—	2,257,733
Industrials	2,318,073	—	—	2,318,073
Temporary Cash Investments	283,629,515	—	—	283,629,515

43

U.S. CORE EQUITY 2 PORTFOLIO

CONTINUED

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Securities Lending Collateral	—	$540,697,276	—	$540,697,276
Futures Contracts**	$6,715,979	—	—	6,715,979

TOTAL.	$35,145,407,325	$542,778,506	$1,943,419^	$35,690,129,250

**	Valued at the unrealized appreciation/(depreciation) on the investment.
^	A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the reporting period in relation to net assets.

See accompanying Notes to Financial Statements.

44

U.S. VECTOR EQUITY PORTFOLIO

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2021

	Shares	Value†	Percentage of Net Assets‡
COMMON STOCKS — (96.7%)
COMMUNICATION SERVICES — (6.1%)
* Alphabet, Inc., Class A	10,216	$30,248,759	0.6%
* Alphabet, Inc., Class C	8,994	26,670,897	0.5%
AT&T, Inc.	728,166	18,393,473	0.4%
Comcast Corp., Class A	379,292	19,506,988	0.4%
* Facebook, Inc., Class A	76,954	24,900,006	0.5%
Verizon Communications, Inc.	422,159	22,370,205	0.4%
* Walt Disney Co.	80,115	13,545,043	0.3%
Other Securities		166,616,671	3.1%

TOTAL COMMUNICATION SERVICES		322,252,042	6.2%

CONSUMER DISCRETIONARY — (11.7%)
* General Motors Co.	210,867	11,477,491	0.2%
Lear Corp.	58,782	10,101,687	0.2%
* LKQ Corp.	194,919	10,736,139	0.2%
# Penske Automotive Group, Inc.	101,131	10,724,943	0.2%
Other Securities		580,476,852	11.2%

TOTAL CONSUMER DISCRETIONARY		623,517,112	12.0%

CONSUMER STAPLES — (4.6%)
Bunge Ltd.	114,831	10,637,944	0.2%
* Darling Ingredients, Inc.	210,274	17,772,358	0.4%
Procter & Gamble Co.	90,151	12,890,691	0.3%
Walgreens Boots Alliance, Inc.	225,398	10,598,214	0.2%
Walmart, Inc.	84,456	12,619,416	0.3%
Other Securities		180,428,118	3.3%

TOTAL CONSUMER STAPLES.		244,946,741	4.7%

ENERGY — (5.9%)
Chevron Corp.	120,596	13,807,036	0.3%
ConocoPhillips	199,230	14,840,643	0.3%
Devon Energy Corp.	333,906	13,382,952	0.3%
EOG Resources, Inc.	138,765	12,830,212	0.3%
Exxon Mobil Corp.	246,853	15,914,613	0.3%
Pioneer Natural Resources Co.	89,114	16,662,536	0.3%
Other Securities		228,168,125	4.3%

TOTAL ENERGY.		315,606,117	6.1%

FINANCIALS — (22.1%)
Allstate Corp.	129,570	16,023,922	0.3%
Bank of America Corp.	491,054	23,462,560	0.5%
* Berkshire Hathaway, Inc., Class B	110,049	31,585,163	0.6%
Hartford Financial Services Group, Inc.	169,500	12,361,635	0.2%
JPMorgan Chase & Co.	273,311	46,432,806	0.9%
Morgan Stanley	152,000	15,622,560	0.3%
Northern Trust Corp.	85,297	10,494,943	0.2%
Travelers Cos., Inc.	80,043	12,877,318	0.3%
Wells Fargo & Co.	236,230	12,085,527	0.2%
Western Alliance Bancorp	99,645	11,567,788	0.2%
Other Securities		985,144,630	19.0%

TOTAL FINANCIALS		1,177,658,852	22.7%

45

U.S. VECTOR EQUITY PORTFOLIO

CONTINUED

	Shares	Value†	Percentage of Net Assets‡

HEALTH CARE — (10.1%)
CVS Health Corp.	118,113	$10,545,129	0.2%
Danaher Corp.	32,906	10,259,104	0.2%
Johnson & Johnson	103,374	16,837,557	0.3%
* Laboratory Corp. of America Holdings	44,897	12,886,337	0.3%
Pfizer, Inc.	341,124	14,920,764	0.3%
Thermo Fisher Scientific, Inc.	17,196	10,886,272	0.2%
UnitedHealth Group, Inc.	56,229	25,891,768	0.5%
Other Securities		437,322,280	8.4%

TOTAL HEALTH CARE		539,549,211	10.4%

INDUSTRIALS — (17.1%)
AMERCO	16,957	12,497,139	0.2%
* Builders FirstSource, Inc.	198,153	11,546,375	0.2%
PACCAR, Inc.	120,890	10,834,162	0.2%
Raytheon Technologies Corp.	115,471	10,260,753	0.2%
Regal Beloit Corp.	72,377	11,025,188	0.2%
Other Securities		851,171,787	16.5%

TOTAL INDUSTRIALS		907,335,404	17.5%

INFORMATION TECHNOLOGY — (11.3%)
Cisco Systems, Inc.	233,276	13,056,458	0.3%
Intel Corp.	498,460	24,424,540	0.5%
Other Securities		560,806,499	10.7%

TOTAL INFORMATION TECHNOLOGY		598,287,497	11.5%

MATERIALS — (6.1%)
Nucor Corp.	120,380	13,440,427	0.3%
Reliance Steel & Aluminum Co.	69,203	10,114,711	0.2%
Steel Dynamics, Inc.	198,011	13,084,567	0.3%
Other Securities		287,591,233	5.5%

TOTAL MATERIALS		324,230,938	6.3%

REAL ESTATE — (0.6%)
Other Securities		33,705,490	0.7%

UTILITIES — (1.1%)
Other Securities		55,618,923	1.1%

TOTAL COMMON STOCKS		5,142,708,327	99.2%

PREFERRED STOCKS — (0.0%)

COMMUNICATION SERVICES — (0.0%)
Other Security		425,432	0.0%

CONSUMER DISCRETIONARY — (0.0%)
Other Security		541,533	0.0%

46

U.S. VECTOR EQUITY PORTFOLIO

CONTINUED

	Shares	Value†	Percentage of Net Assets‡

INDUSTRIALS — (0.0%)
Other Security		$927,179	0.1%

TOTAL PREFERRED STOCKS.		1,894,144	0.1%

TOTAL INVESTMENT SECURITIES (Cost $2,406,526,960)		5,144,602,471

TEMPORARY CASH INVESTMENTS — (0.8%)
State Street Institutional U.S. Government Money Market Fund, 0.025%	39,328,337	39,328,337	0.7%

SECURITIES LENDING COLLATERAL — (2.5%)
@§ The DFA Short Term Investment Fund	11,581,360	133,996,337	2.6%

TOTAL INVESTMENTS—(100.0%) (Cost $2,579,834,866)		$5,317,927,145	102.6%

As of October 31, 2021, U.S. Vector Equity Portfolio had entered into the following outstanding futures contracts:

Description	Number of Contracts	Expiration Date	Notional Value	Market Value	Unrealized Appreciation (Depreciation)
Long Position Contracts:
S&P 500® Emini Index	156	12/17/21	$35,003,658	$35,856,600	$852,942

Total Futures Contracts			$35,003,658	$35,856,600	$852,942

Summary of the Portfolio’s investments as of October 31, 2021, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Communication Services	$322,203,490	$41,394	$7,158	$322,252,042
Consumer Discretionary	623,478,608	36,225	2,279	623,517,112
Consumer Staples	244,882,565	64,176	—	244,946,741
Energy	315,606,117	—	—	315,606,117
Financials	1,177,586,892	71,960	—	1,177,658,852
Health Care	538,163,921	14,266	1,371,024	539,549,211
Industrials	906,986,659	348,745	—	907,335,404
Information Technology	598,287,497	—	—	598,287,497
Materials	324,230,938	—	—	324,230,938
Real Estate	33,705,490	—	—	33,705,490
Utilities	55,618,923	—	—	55,618,923
Preferred Stocks
Communication Services	425,432	—	—	425,432
Consumer Discretionary	541,533	—	—	541,533
Industrials	927,179	—	—	927,179
Temporary Cash Investments	39,328,337	—	—	39,328,337

47

U.S. VECTOR EQUITY PORTFOLIO

CONTINUED

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Securities Lending Collateral	—	$133,996,337	—	$133,996,337
Futures Contracts**	$852,942	—	—	852,942

TOTAL	$5,182,826,523	$134,573,103	$1,380,461^	$5,318,780,087

**	Valued at the unrealized appreciation/(depreciation) on the investment.
^	A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the reporting period in relation to net assets.

See accompanying Notes to Financial Statements.

48

U.S. SMALL CAP PORTFOLIO

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2021

		Shares	Value†	Percentage of Net Assets‡
BONDS — (0.0%)
FINANCIALS — (0.0%)
	Other Security		$13,962	0.0%

TOTAL BONDS			13,962	0.0%

COMMON STOCKS — (95.0%)
COMMUNICATION SERVICES — (2.5%)
#	Nexstar Media Group, Inc., Class A	310,883	46,610,688	0.3%
	Other Securities		382,257,580	2.3%

TOTAL COMMUNICATION SERVICES.			428,868,268	2.6%

CONSUMER DISCRETIONARY — (13.5%)
*	Crocs, Inc.	604,686	97,626,555	0.6%
#	Dick’s Sporting Goods, Inc.	326,192	40,516,308	0.2%
*	Fox Factory Holding Corp.	302,333	48,660,496	0.3%
#*	Helen of Troy Ltd.	200,524	45,107,874	0.3%
	Penske Automotive Group, Inc.	504,093	53,459,063	0.3%
*	TopBuild Corp.	211,705	54,401,834	0.3%
	Wingstop, Inc.	247,605	42,704,434	0.3%
	Other Securities		1,974,596,190	11.8%

TOTAL CONSUMER DISCRETIONARY			2,357,072,754	14.1%

CONSUMER STAPLES — (3.7%)
*	Darling Ingredients, Inc.	810,631	68,514,532	0.4%
	Other Securities		567,681,247	3.4%

TOTAL CONSUMER STAPLES			636,195,779	3.8%

ENERGY — (3.4%)
#*	Range Resources Corp.	2,056,952	47,968,121	0.3%
	Other Securities		549,391,537	3.3%

TOTAL ENERGY			597,359,658	3.6%

FINANCIALS — (19.4%)
	Evercore, Inc., Class A	311,153	47,245,472	0.3%
	Glacier Bancorp, Inc.	835,726	46,207,291	0.3%
	UMB Financial Corp.	402,166	39,742,044	0.2%
	Other Securities		3,246,959,576	19.4%

TOTAL FINANCIALS			3,380,154,383	20.2%

HEALTH CARE — (11.5%)
*	Acadia Healthcare Co., Inc.	785,278	48,687,236	0.3%
*	AMN Healthcare Services, Inc.	438,406	43,270,672	0.3%
*	Intellia Therapeutics, Inc.	413,739	55,019,012	0.3%
*	Medpace Holdings, Inc.	239,411	54,238,562	0.3%
#*	Omnicell, Inc.	379,052	67,528,114	0.4%
	Select Medical Holdings Corp.	1,278,142	42,459,877	0.3%
*	Tenet Healthcare Corp.	957,236	68,595,532	0.4%
	Other Securities		1,623,861,044	9.7%

TOTAL HEALTH CARE			2,003,660,049	12.0%

49

U.S. SMALL CAP PORTFOLIO

CONTINUED

		Shares	Value†	Percentage of Net Assets‡

INDUSTRIALS — (19.6%)
	Armstrong World Industries, Inc.	396,005	$41,837,928	0.3%
*	ASGN, Inc.	440,303	52,686,657	0.3%
#*	Avis Budget Group, Inc.	412,990	71,575,297	0.4%
#*	Chart Industries, Inc.	309,632	54,965,873	0.3%
*	Clean Harbors, Inc.	380,304	42,799,412	0.3%
	Exponent, Inc.	454,397	52,164,776	0.3%
*	FTI Consulting, Inc.	283,299	40,772,392	0.3%
	MSA Safety, Inc.	266,139	40,727,251	0.3%
#*	RBC Bearings, Inc.	205,928	48,172,737	0.3%
	Regal Beloit Corp.	420,070	63,989,263	0.4%
*	Saia, Inc.	227,823	71,226,583	0.4%
	Simpson Manufacturing Co., Inc.	377,883	40,089,607	0.2%
	Tetra Tech, Inc.	308,862	54,254,699	0.3%
*	TriNet Group, Inc.	393,921	39,884,501	0.2%
	UFP Industries, Inc.	512,208	41,913,981	0.3%
	Valmont Industries, Inc.	174,784	41,766,385	0.3%
	Watts Water Technologies, Inc., Class A	222,969	42,368,569	0.3%
*	WESCO International, Inc.	492,996	63,872,562	0.4%
	Other Securities		2,519,869,928	14.8%

TOTAL INDUSTRIALS			3,424,938,401	20.4%

INFORMATION TECHNOLOGY — (12.5%)
	Amkor Technology, Inc.	2,137,705	46,858,494	0.3%
	Brooks Automation, Inc.	432,511	50,365,906	0.3%
*	Diodes, Inc.	413,440	39,727,450	0.2%
*	Lattice Semiconductor Corp.	871,528	60,518,904	0.4%
*	Novanta, Inc.	297,644	51,361,449	0.3%
	Power Integrations, Inc.	507,029	52,330,463	0.3%
*	Semtech Corp.	513,643	43,675,064	0.3%
*	Synaptics, Inc.	290,370	56,497,291	0.3%
	Other Securities		1,782,328,068	10.6%

TOTAL INFORMATION TECHNOLOGY			2,183,663,089	13.0%

MATERIALS — (5.8%)
	Element Solutions, Inc.	1,855,729	42,143,606	0.3%
	Louisiana-Pacific Corp.	883,385	52,057,878	0.3%
	Olin Corp.	1,031,119	58,753,161	0.4%
	Other Securities		850,337,892	5.0%

TOTAL MATERIALS			1,003,292,537	6.0%

REAL ESTATE — (0.5%)
	Other Securities		85,509,801	0.5%

UTILITIES — (2.6%)
	Other Securities		456,738,242	2.7%

TOTAL COMMON STOCKS			16,557,452,961	98.9%

PREFERRED STOCKS — (0.0%)
COMMUNICATION SERVICES — (0.0%)
	Other Security		1,453,114	0.0%

50

U.S. SMALL CAP PORTFOLIO

CONTINUED

	Shares	Value†	Percentage of Net Assets‡

CONSUMER DISCRETIONARY — (0.0%)
Other Security		$1,324,353	0.0%

INDUSTRIALS — (0.0%)
Other Security		6,333,443	0.0%

TOTAL PREFERRED STOCKS		9,110,910	0.0%

RIGHTS/WARRANTS — (0.0%)
INFORMATION TECHNOLOGY — (0.0%)
Other Security		341	0.0%

TOTAL RIGHTS/WARRANTS		341	0.0%

TOTAL INVESTMENT SECURITIES (Cost $8,282,786,309)		16,566,578,174

TEMPORARY CASH INVESTMENTS — (0.8%)
State Street Institutional U.S. Government Money Market Fund, 0.025%	139,951,297	139,951,297	0.8%

SECURITIES LENDING COLLATERAL — (4.2%)
@§ The DFA Short Term Investment Fund	63,048,434	729,470,381	4.4%

TOTAL INVESTMENTS—(100.0%) (Cost $9,152,146,910)		$17,435,999,852	104.1%

As of October 31, 2021, U.S. Small Cap Portfolio had entered into the following outstanding futures contracts:

Description	Number of Contracts	Expiration Date	Notional Value	Market Value	Unrealized Appreciation (Depreciation)
Long Position Contracts:
S&P 500® Emini Index	750	12/17/21	$166,698,473	$172,387,500	$5,689,027

Total Futures Contracts			$166,698,473	$172,387,500	$5,689,027

Summary of the Portfolio’s investments as of October 31, 2021, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Bonds	—	$13,962	—	$13,962
Common Stocks
Communication Services	$428,739,652	83,899	$44,717	428,868,268
Consumer Discretionary	2,357,040,513	—	32,241	2,357,072,754
Consumer Staples	636,020,007	175,772	—	636,195,779
Energy	597,359,658	—	—	597,359,658
Financials	3,379,934,315	220,068	—	3,380,154,383
Health Care	1,996,805,425	113,413	6,741,211	2,003,660,049
Industrials	3,424,938,401	—	—	3,424,938,401
Information Technology	2,183,650,371	12,718	—	2,183,663,089
Materials	1,003,292,537	—	—	1,003,292,537

51

U.S. SMALL CAP PORTFOLIO

CONTINUED

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Real Estate	$85,502,821	$6,980	—	$85,509,801
Utilities	456,738,242	—	—	456,738,242
Preferred Stocks
Communication Services	1,453,114	—	—	1,453,114
Consumer Discretionary	1,324,353	—	—	1,324,353
Industrials	6,333,443	—	—	6,333,443
Rights/Warrants
Information Technology	—	341	—	341
Temporary Cash Investments	139,951,297	—	—	139,951,297
Securities Lending Collateral	—	729,470,381	—	729,470,381
Futures Contracts**	5,689,027	—	—	5,689,027

TOTAL	$16,704,773,176	$730,097,534	$6,818,169^	$17,441,688,879

**	Valued at the unrealized appreciation/(depreciation) on the investment.
^	A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the reporting period in relation to net assets.

See accompanying Notes to Financial Statements.

52

U.S. MICRO CAP PORTFOLIO

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2021

	Shares	Value†	Percentage of Net Assets‡
BONDS — (0.0%)
FINANCIALS — (0.0%)
Other Security		$36,900	0.0%

TOTAL BONDS		36,900	0.0%

COMMON STOCKS — (93.4%)
COMMUNICATION SERVICES — (2.7%)
#* TechTarget, Inc.	203,907	19,230,469	0.3%
Other Securities		194,916,016	2.6%

TOTAL COMMUNICATION SERVICES		214,146,485	2.9%

CONSUMER DISCRETIONARY — (11.7%)
* Boot Barn Holdings, Inc.	216,916	22,665,553	0.3%
Group 1 Automotive, Inc.	130,500	23,463,900	0.3%
Signet Jewelers Ltd.	388,140	34,614,325	0.5%
#* Sleep Number Corp.	232,280	20,519,615	0.3%
* Vista Outdoor, Inc.	565,899	23,677,214	0.3%
Other Securities		790,031,497	10.6%

TOTAL CONSUMER DISCRETIONARY		914,972,104	12.3%

CONSUMER STAPLES — (3.9%)
# Coca-Cola Consolidated, Inc.	53,501	21,475,301	0.3%
Inter Parfums, Inc.	239,734	22,146,627	0.3%
Other Securities		258,229,245	3.4%

TOTAL CONSUMER STAPLES		301,851,173	4.0%

ENERGY — (5.8%)
* CNX Resources Corp.	1,518,176	22,180,551	0.3%
Matador Resources Co.	738,902	30,923,049	0.4%
PDC Energy, Inc.	535,831	28,029,320	0.4%
* Range Resources Corp.	1,547,124	36,078,932	0.5%
SM Energy Co.	667,265	22,900,535	0.3%
Other Securities		313,324,571	4.2%

TOTAL ENERGY.		453,436,958	6.1%

FINANCIALS — (22.0%)
First BanCorp	1,576,127	21,514,134	0.3%
* LendingClub Corp.	482,672	22,183,605	0.3%
# Pacific Premier Bancorp, Inc.	512,630	21,525,334	0.3%
Piper Sandler Cos	134,207	22,102,551	0.3%
* Triumph Bancorp, Inc.	200,880	23,563,224	0.3%
# Virtus Investment Partners, Inc.	64,475	20,632,000	0.3%
Walker & Dunlop, Inc.	244,175	31,759,842	0.4%
WSFS Financial Corp.	364,709	18,895,573	0.3%
Other Securities		1,540,213,631	20.6%

TOTAL FINANCIALS		1,722,389,894	23.1%

HEALTH CARE — (10.2%)
* CorVel Corp.	185,259	33,943,154	0.5%
* ModivCare, Inc.	115,462	18,793,750	0.3%

53

U.S. MICRO CAP PORTFOLIO

CONTINUED

		Shares	Value†	Percentage of Net Assets‡
HEALTH CARE — (Continued)
	Owens & Minor, Inc.	532,916	$19,121,026	0.3%
	Other Securities		723,942,296	9.6%

TOTAL HEALTH CARE			795,800,226	10.7%

INDUSTRIALS — (17.6%)
*	Atkore, Inc.	236,178	22,325,906	0.3%
*	Casella Waste Systems, Inc., Class A	343,191	29,761,524	0.4%
	Comfort Systems USA, Inc.	272,598	24,934,539	0.3%
	Encore Wire Corp.	157,161	21,069,004	0.3%
	Federal Signal Corp.	439,096	18,797,700	0.3%
	Forward Air Corp.	201,154	20,228,046	0.3%
	Helios Technologies, Inc.	244,713	22,281,119	0.3%
	Herc Holdings, Inc.	238,075	43,339,173	0.6%
*	Hub Group, Inc., Class A	243,075	19,098,403	0.3%
	Kadant, Inc.	88,459	19,648,513	0.3%
	Matson, Inc.	289,207	24,085,159	0.3%
	Other Securities		1,112,868,996	14.8%

TOTAL INDUSTRIALS			1,378,438,082	18.5%

INFORMATION TECHNOLOGY — (11.2%)
*	Ambarella, Inc.	164,870	30,637,792	0.4%
#	Badger Meter, Inc.	203,591	20,817,180	0.3%
*	Calix, Inc.	445,312	27,872,078	0.4%
*	ExlService Holdings, Inc.	229,875	28,189,571	0.4%
*	Fabrinet	249,146	23,918,016	0.3%
*	FormFactor, Inc.	477,470	18,993,757	0.3%
*	Insight Enterprises, Inc.	237,629	22,503,466	0.3%
#	Kulicke & Soffa Industries, Inc.	431,017	24,567,969	0.3%
*	MaxLinear, Inc.	312,597	19,693,611	0.3%
#*	Perficient, Inc.	249,085	30,786,906	0.4%
*	Plexus Corp.	215,393	18,808,117	0.3%
	Other Securities		610,156,619	8.1%

TOTAL INFORMATION TECHNOLOGY			876,945,082	11.8%

MATERIALS — (5.5%)
	Stepan Co.	166,116	19,937,242	0.3%
	Other Securities		409,671,045	5.4%

TOTAL MATERIALS			429,608,287	5.7%

REAL ESTATE — (0.9%)
	St. Joe Co.	439,233	20,652,736	0.3%
	Other Securities		51,849,773	0.7%

TOTAL REAL ESTATE			72,502,509	1.0%

UTILITIES — (1.9%)
	California Water Service Group	337,112	20,523,379	0.3%
	Other Securities		130,150,007	1.7%

TOTAL UTILITIES			150,673,386	2.0%

TOTAL COMMON STOCKS			7,310,764,186	98.1%

54

U.S. MICRO CAP PORTFOLIO

CONTINUED

	Shares	Value†	Percentage of Net Assets‡

PREFERRED STOCKS — (0.0%)

COMMUNICATION SERVICES — (0.0%)
Other Security		$536,817	0.0%

ENERGY — (0.0%)
Other Security		23,138	0.0%

INDUSTRIALS — (0.0%)
Other Security		1,749,294	0.0%

TOTAL PREFERRED STOCKS.		2,309,249	0.0%

RIGHTS/WARRANTS — (0.0%)

INFORMATION TECHNOLOGY — (0.0%)
Other Security		508	0.0%

TOTAL RIGHTS/WARRANTS		508	0.0%

TOTAL INVESTMENT SECURITIES (Cost $3,708,729,501)		7,313,110,843

TEMPORARY CASH INVESTMENTS — (1.2%)
State Street Institutional U.S. Government Money Market Fund, 0.025%	96,239,760	96,239,760	1.3%

SECURITIES LENDING COLLATERAL — (5.4%)
@§ The DFA Short Term Investment Fund	36,464,531	421,894,629	5.7%

TOTAL INVESTMENTS—(100.0%) (Cost $4,226,830,875)		$7,831,245,232	105.1%

As of October 31, 2021, U.S. Micro Cap Portfolio had entered into the following outstanding futures contracts:

Description	Number of Contracts	Expiration Date	Notional Value	Market Value	Unrealized Appreciation (Depreciation)
Long Position Contracts:
E-Mini Russell 2000 Futures	265	12/17/21	$30,423,591	$30,412,725	$(10,866)
S&P 500® Emini Index	460	12/17/21	103,861,239	105,731,000	1,869,761

Total Futures Contracts			$134,284,830	$136,143,725	$1,858,895

Summary of the Portfolio’s investments as of October 31, 2021, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Bonds	—	$36,900	—	$36,900
Common Stocks
Communication Services	$213,785,506	338,789	$22,190	214,146,485
Consumer Discretionary	914,742,190	204,470	25,444	914,972,104
Consumer Staples.	301,279,455	571,718	—	301,851,173
Energy	453,436,958	—	—	453,436,958

55

U.S. MICRO CAP PORTFOLIO

CONTINUED

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Financials	$1,721,712,219	$677,675	—	$1,722,389,894
Health Care	792,826,053	43,157	$2,931,016	795,800,226
Industrials	1,378,437,799	—	283	1,378,438,082
Information Technology	876,939,818	5,264	—	876,945,082
Materials	429,608,287	—	—	429,608,287
Real Estate	72,408,279	94,230	—	72,502,509
Utilities	150,673,386	—	—	150,673,386
Preferred Stocks
Communication Services	536,817	—	—	536,817
Energy	—	23,138	—	23,138
Industrials	1,749,294	—	—	1,749,294
Rights/Warrants
Information Technology	—	508	—	508
Temporary Cash Investments	96,239,760	—	—	96,239,760
Securities Lending Collateral	—	421,894,629	—	421,894,629
Futures Contracts**	1,858,895	—	—	1,858,895

TOTAL	$7,406,234,716	$423,890,478	$2,978,933^	$7,833,104,127

**	Valued at the unrealized appreciation/(depreciation) on the investment.
^	A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the reporting period in relation to net assets.

See accompanying Notes to Financial Statements.

56

U.S. HIGH RELATIVE PROFITABILITY PORTFOLIO

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2021

	Shares	Value†	Percentage of Net Assets‡
COMMON STOCKS — (99.3%)
COMMUNICATION SERVICES — (3.3%)
* Charter Communications, Inc., Class A	59,976	$40,477,203	0.7%
Verizon Communications, Inc.	2,503,435	132,657,021	2.3%
Other Securities		20,265,384	0.3%

TOTAL COMMUNICATION SERVICES		193,399,608	3.3%

CONSUMER DISCRETIONARY — (17.0%)
* Amazon.com, Inc.	77,931	262,816,842	4.5%
Best Buy Co., Inc.	272,637	33,327,147	0.6%
eBay, Inc.	702,771	53,916,591	0.9%
Home Depot, Inc.	390,804	145,277,479	2.5%
Lowe’s Cos., Inc.	318,826	74,547,895	1.3%
* Marriott International, Inc., Class A	211,117	33,782,942	0.6%
NIKE, Inc., Class B	511,510	85,570,508	1.5%
Target Corp.	303,381	78,763,775	1.3%
Other Securities		220,107,350	3.7%

TOTAL CONSUMER DISCRETIONARY		988,110,529	16.9%

CONSUMER STAPLES — (11.5%)
Altria Group, Inc.	940,393	41,480,735	0.7%
Coca-Cola Co.	2,178,510	122,802,609	2.1%
Costco Wholesale Corp.	235,203	115,611,683	2.0%
PepsiCo, Inc.	721,706	116,627,690	2.0%
Procter & Gamble Co.	569,500	81,432,805	1.4%
Sysco Corp.	440,209	33,852,072	0.6%
Other Securities		160,725,730	2.7%

TOTAL CONSUMER STAPLES		672,533,324	11.5%

ENERGY — (0.3%)
Other Securities		16,105,089	0.3%

FINANCIALS — (3.4%)
Aon PLC, Class A	167,784	53,677,457	0.9%
S&P Global, Inc.	77,507	36,750,719	0.6%
Other Securities		105,577,936	1.9%

TOTAL FINANCIALS		196,006,112	3.4%

HEALTH CARE — (15.0%)
AbbVie, Inc.	1,081,847	124,055,395	2.1%
Amgen, Inc.	324,244	67,108,781	1.1%
Eli Lilly & Co.	400,116	101,933,552	1.7%
* IDEXX Laboratories, Inc.	58,292	38,830,633	0.7%
Johnson & Johnson	1,162,274	189,311,189	3.2%
Merck & Co., Inc.	1,532,728	134,956,700	2.3%
Zoetis, Inc.	181,044	39,141,713	0.7%
Other Securities		179,738,210	3.2%

TOTAL HEALTH CARE		875,076,173	15.0%

INDUSTRIALS — (12.5%)
3M Co	332,301	59,375,543	1.0%
Caterpillar, Inc.	295,017	60,186,418	1.0%

57

U.S. HIGH RELATIVE PROFITABILITY PORTFOLIO

CONTINUED

	Shares	Value†	Percentage of Net Assets‡
INDUSTRIALS — (Continued)
Deere & Co.	169,441	$58,001,349	1.0%
Illinois Tool Works, Inc.	135,400	30,853,598	0.5%
Lockheed Martin Corp.	99,755	33,150,582	0.6%
Union Pacific Corp.	408,543	98,622,280	1.7%
United Parcel Service, Inc., Class B	305,366	65,186,480	1.1%
Other Securities		321,546,950	5.6%

TOTAL INDUSTRIALS		726,923,200	12.5%

INFORMATION TECHNOLOGY — (34.5%)
Accenture PLC, Class A	344,307	123,533,909	2.1%
Apple, Inc.	1,825,774	273,500,945	4.7%
Applied Materials, Inc.	440,327	60,170,685	1.0%
Automatic Data Processing, Inc.	232,781	52,257,007	0.9%
Broadcom, Inc.	218,854	116,358,106	2.0%
Intel Corp.	2,139,206	104,821,094	1.8%
International Business Machines Corp.	516,074	64,560,857	1.1%
KLA Corp.	140,050	52,205,038	0.9%
Lam Research Corp.	72,492	40,854,316	0.7%
Mastercard, Inc., Class A	370,415	124,281,641	2.1%
Microsoft Corp.	908,010	301,114,276	5.2%
Oracle Corp.	1,054,524	101,171,033	1.7%
Paychex, Inc.	364,844	44,977,968	0.8%
QUALCOMM, Inc.	511,799	68,089,739	1.2%
Texas Instruments, Inc.	456,136	85,516,377	1.5%
# Visa, Inc., Class A	643,898	136,358,279	2.3%
Other Securities		258,295,399	4.4%

TOTAL INFORMATION TECHNOLOGY		2,008,066,669	34.4%

MATERIALS — (1.7%)
Sherwin-Williams Co.	103,032	32,620,962	0.6%
Other Securities		64,283,162	1.1%

TOTAL MATERIALS		96,904,124	1.7%

UTILITIES — (0.1%)
Other Security		6,598,444	0.1%

TOTAL COMMON STOCKS (Cost $4,178,648,003)		5,779,723,272	99.1%

TEMPORARY CASH INVESTMENTS — (0.7%)
State Street Institutional U.S. Government Money
Market Fund, 0.025%	42,574,164	42,574,164	0.7%

SECURITIES LENDING COLLATERAL — (0.0%)
@§ The DFA Short Term Investment Fund	1	12	0.0%

TOTAL INVESTMENTS—(100.0%) (Cost $4,221,222,179)		$5,822,297,448	99.8%

58

U.S. HIGH RELATIVE PROFITABILITY PORTFOLIO

CONTINUED

As of October 31, 2021, U.S. High Relative Profitability Portfolio had entered into the following outstanding futures contracts:

Description	Number of Contracts	Expiration Date	Notional Value	Market Value	Unrealized Appreciation (Depreciation)
Long Position Contracts:
S&P 500® Emini Index	176	12/17/21	$39,512,071	$40,453,600	$941,529

Total Futures Contracts			$39,512,071	$40,453,600	$941,529

Summary of the Portfolio’s investments as of October 31, 2021, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Communication Services	$193,399,608	—	—	$193,399,608
Consumer Discretionary	988,110,529	—	—	988,110,529
Consumer Staples	672,533,324	—	—	672,533,324
Energy	16,105,089	—	—	16,105,089
Financials	196,006,112	—	—	196,006,112
Health Care	875,076,173	—	—	875,076,173
Industrials	726,923,200	—	—	726,923,200
Information Technology	2,008,066,669	—	—	2,008,066,669
Materials	96,904,124	—	—	96,904,124
Utilities	6,598,444	—	—	6,598,444
Temporary Cash Investments	42,574,164	—	—	42,574,164
Securities Lending Collateral	—	$12	—	12
Futures Contracts**	941,529	—	—	941,529

TOTAL	$5,823,238,965	$12	—	$5,823,238,977

**	Valued at the unrealized appreciation/(depreciation) on the investment.

See accompanying Notes to Financial Statements.

59

DFA REAL ESTATE SECURITIES PORTFOLIO

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2021

		Shares	Value†	Percentage of Net Assets‡
COMMON STOCKS — (97.5%)
REAL ESTATE — (97.5%)
	Alexandria Real Estate Equities, Inc.	1,108,684	$226,326,752	2.0%
	American Campus Communities, Inc.	1,093,462	58,740,779	0.5%
#	American Homes 4 Rent, Class A	2,254,586	91,536,192	0.8%
	American Tower Corp.	3,453,579	973,805,671	8.7%
	Apartment Income REIT Corp.	1,187,700	63,672,597	0.6%
	AvalonBay Communities, Inc.	1,071,990	253,718,593	2.3%
	Boston Properties, Inc.	1,141,171	129,682,672	1.2%
	Camden Property Trust	769,071	125,435,480	1.1%
	Crown Castle International Corp.	3,283,222	591,964,927	5.3%
	CubeSmart	1,566,930	86,196,819	0.8%
	CyrusOne, Inc.	955,796	78,394,388	0.7%
	Digital Realty Trust, Inc.	2,193,393	346,139,349	3.1%
	Duke Realty Corp.	2,901,130	163,159,551	1.5%
	EastGroup Properties, Inc.	315,650	62,429,257	0.6%
	Equinix, Inc.	608,235	509,135,271	4.5%
	Equity LifeStyle Properties, Inc.	1,344,562	113,628,935	1.0%
	Equity Residential	2,724,927	235,433,693	2.1%
	Essex Property Trust, Inc.	499,942	169,945,284	1.5%
	Extra Space Storage, Inc.	1,028,050	202,906,228	1.8%
	Federal Realty Investment Trust	543,421	65,400,717	0.6%
	First Industrial Realty Trust, Inc.	1,007,243	58,651,760	0.5%
	Gaming & Leisure Properties, Inc.	1,730,779	83,925,474	0.8%
	Healthcare Trust of America, Inc., Class A	1,712,698	57,186,986	0.5%
	Healthpeak Properties, Inc.	4,150,041	147,367,956	1.3%
*	Host Hotels & Resorts, Inc.	5,535,321	93,159,452	0.8%
	Invitation Homes, Inc.	4,501,909	185,703,746	1.7%
#	Iron Mountain, Inc.	2,239,435	102,207,813	0.9%
	Kilroy Realty Corp.	824,527	55,556,629	0.5%
	Kimco Realty Corp.	4,518,312	102,113,851	0.9%
	Lamar Advertising Co., Class A	676,219	76,547,991	0.7%
	Life Storage, Inc.	621,197	83,122,371	0.7%
	Medical Properties Trust, Inc.	4,588,011	97,862,275	0.9%
	Mid-America Apartment Communities, Inc.	886,181	180,967,022	1.6%
	National Retail Properties, Inc.	1,368,562	62,077,972	0.6%
	Prologis, Inc.	5,611,647	813,464,349	7.3%
	Public Storage	1,209,812	401,875,350	3.6%
#	Realty Income Corp.	2,982,256	213,022,546	1.9%
	Regency Centers Corp.	1,187,510	83,612,579	0.7%
	Rexford Industrial Realty, Inc.	1,137,905	76,467,216	0.7%
	SBA Communications Corp.	837,114	289,080,578	2.6%
	Simon Property Group, Inc.	2,520,983	369,525,688	3.3%
	STORE Capital Corp.	1,915,714	65,766,462	0.6%
	Sun Communities, Inc.	890,472	174,514,703	1.6%
	UDR, Inc.	2,291,144	127,227,226	1.1%
	Ventas, Inc.	3,023,982	161,389,919	1.4%
	VEREIT, Inc.	1,773,669	89,215,551	0.8%
#	VICI Properties, Inc.	3,664,748	107,560,354	1.0%
	Welltower, Inc.	3,228,187	259,546,235	2.3%
#	WP Carey, Inc.	1,413,878	109,024,133	1.0%
	Other Securities		1,830,624,613	16.0%

TOTAL COMMON STOCKS			11,106,021,955	99.0%

60

DFA REAL ESTATE SECURITIES PORTFOLIO

CONTINUED

	Shares	Value†	Percentage of Net Assets‡
PREFERRED STOCKS — (0.0%)
REAL ESTATE — (0.0%)
Other Security		$398,149	0.0%

TOTAL PREFERRED STOCKS		398,149	0.0%

TOTAL INVESTMENT SECURITIES (Cost $5,907,017,758)		11,106,420,104

TEMPORARY CASH INVESTMENTS — (0.9%)
State Street Institutional U.S. Government Money Market Fund, 0.025%	103,237,741	103,237,741	0.9%

SECURITIES LENDING COLLATERAL — (1.6%)
@§ The DFA Short Term Investment Fund	16,092,450	186,189,641	1.7%

TOTAL INVESTMENTS—(100.0%) (Cost $6,196,419,583)		$11,395,847,486	101.6%

As of October 31, 2021, DFA Real Estate Securities Portfolio had entered into the following outstanding futures contracts:

Description	Number of Contracts	Expiration Date	Notional Value	Market Value	Unrealized Appreciation (Depreciation)
Long Position Contracts:
S&P 500® Emini Index	440	12/17/21	$98,735,284	$101,134,000	$2,398,716

Total Futures Contracts.			$98,735,284	$101,134,000	$2,398,716

Summary of the Portfolio’s investments as of October 31, 2021, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Real Estate	$11,105,905,939	$116,016	—	$11,106,021,955
Preferred Stocks
Real Estate	398,149	—	—	398,149
Temporary Cash Investments	103,237,741	—	—	103,237,741
Securities Lending Collateral	—	186,189,641	—	186,189,641
Futures Contracts**	2,398,716	—	—	2,398,716

TOTAL	$11,211,940,545	$186,305,657	—	$11,398,246,202

**	Valued at the unrealized appreciation/(depreciation) on the investment.

See accompanying Notes to Financial Statements.

61

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF ASSETS AND LIABILITIES

OCTOBER 31, 2021

(Amounts in thousands, except share and per share amounts)

	Enhanced U.S. Large Company Portfolio*	U.S. Large Cap Equity Portfolio*	U.S. Large Cap Value Portfolio	U.S. Targeted Value Portfolio*
ASSETS:
Investments in Affiliated Investment Companies at Value	—	—	$25,309,881	—
Investment Securities at Value (including $3,577, $38,647, $0 and $725,965 of securities on loan, respectively)	$413,533	$2,193,884	—	$12,616,356
Temporary Cash Investments at Value & Cost	—	4,875	—	109,625
Collateral from Securities on Loan Invested in Affiliate at Value (including cost of $3,664, $10,655, $0 and $538,700, respectively)	3,664	10,657	—	538,730
Segregated Cash for Futures Contracts	—	—	—	5,394
Foreign Currencies at Value	2	—	—	—
Cash	13,023	—	—	—
Receivables:
Investment Securities Sold	—	927	—	9,933
Dividends and Interest	2,592	1,727	—	4,873
Securities Lending Income	—	8	—	60
Fund Shares Sold	73	1,628	13,943	9,795
Futures Margin Variation	884	—	—	223
Unrealized Gain on Forward Currency Contracts	40	—	—	—
Prepaid Expenses and Other Assets	12	15	106	87

Total Assets.	433,823	2,213,721	25,323,930	13,295,076

LIABILITIES:
Payables:
Upon Return of Securities Loaned	3,664	10,666	—	538,941
Investment Securities Purchased	—	991	—	8,466
Fund Shares Redeemed	464	766	10,762	7,298
Due to Advisor	42	182	1,917	3,224
Unrealized Loss on Forward Currency Contracts	2,671	—	—	—
Accrued Expenses and Other Liabilities	115	302	1,548	1,809

Total Liabilities	6,956	12,907	14,227	559,738

NET ASSETS.	$426,867	$2,200,814	$25,309,703	$12,735,338

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE:
Class R1 Shares — based on net assets of $0; $0; $0 and $70,291 and shares outstanding of 0, 0, 0 and 2,224,451, respectively	N/A	N/A	N/A	$31.60

NUMBER OF SHARES AUTHORIZED	N/A	N/A	N/A	200,000,000

Class R2 Shares — based on net assets of $0; $0; $0 and $73,279 and shares outstanding of 0, 0, 0 and 2,330,955, respectively	N/A	N/A	N/A	$31.44

NUMBER OF SHARES AUTHORIZED	N/A	N/A	N/A	200,000,000

Institutional Class Shares — based on net assets of $426,867; $2,200,814; $25,309,703 and $12,591,768 and shares outstanding of 23,038,890, 78,303,050, 551,269,404 and 398,377,031, respectively	$18.53	$28.11	$45.91	$31.61

NUMBER OF SHARES AUTHORIZED	1,000,000,000	1,000,000,000	4,000,000,000	1,500,000,000

Investment Securities at Cost	$415,606	$1,072,934	N/A	$8,041,396

Foreign Currencies at Cost	$2	$—	$—	$—

NET ASSETS CONSIST OF:
Paid-In Capital	$296,103	$1,016,979	$13,901,560	$7,348,384
Total Distributable Earnings (Loss)	130,764	1,183,835	11,408,143	5,386,954

NET ASSETS	$426,867	$2,200,814	$25,309,703	$12,735,338

*	See Note K in the Notes to Financial Statements for additional information about securities lending collateral.

See accompanying Notes to Financial Statements.

62

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF ASSETS AND LIABILITIES

OCTOBER 31, 2021

(Amounts in thousands, except share and per share amounts)

	U.S. Small Cap Value Portfolio*	U.S. Core Equity 1 Portfolio*	U.S. Core Equity 2 Portfolio*	U.S. Vector Equity Portfolio*
ASSETS:
Investment Securities at Value (including $677,868,
$950,640, $1,191,616 and $252,782 of securities on loan, respectively)	$15,059,741	$33,072,701	$34,859,086	$5,144,602
Temporary Cash Investments at Value & Cost	89,706	286,440	283,630	39,328
Collateral from Securities on Loan Invested in Affiliate at Value (including cost of $408,349, $402,012, $540,657 and $133,980, respectively)	408,417	402,032	540,697	133,996
Segregated Cash for Futures Contracts	4,117	14,410	14,329	1,794
Receivables:
Investment Securities Sold	19,358	14,832	178	170
Dividends and Interest	6,979	24,943	24,066	3,155
Securities Lending Income	76	129	171	31
Fund Shares Sold	6,203	9,207	9,788	1,993
Futures Margin Variation	1,221	595	1,534	74
Prepaid Expenses and Other Assets	86	143	184	49

Total Assets	15,595,904	33,825,432	35,733,663	5,325,192

LIABILITIES:
Payables:
Upon Return of Securities Loaned	408,339	402,328	540,968	134,041
Investment Securities Purchased	3,109	13,691	9,289	4,709
Fund Shares Redeemed	32,081	17,384	25,791	1,873
Due to Advisor	4,658	3,321	4,670	1,087
Accrued Expenses and Other Liabilities	2,370	3,667	4,048	707

Total Liabilities	450,557	440,391	584,766	142,417

NET ASSETS	$15,145,347	$33,385,041	$35,148,897	$5,182,775

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE:
Institutional Class Shares — based on net assets of $15,145,347; $33,385,041; $35,148,897 and $5,182,775 and shares outstanding of 326,879,278, 921,003,240, 1,059,911,216 and 199,183,385,respectively	$46.33	$36.25	$33.16	$26.02

NUMBER OF SHARES AUTHORIZED	3,400,000,000	3,000,000,000	4,600,000,000	2,000,000,000

Investment Securities at Cost	$9,275,018	$13,429,211	$14,506,968	$2,406,527

NET ASSETS CONSIST OF:
Paid-In Capital	$8,088,258	$12,863,156	$13,509,190	$2,119,379
Total Distributable Earnings (Loss)	7,057,089	20,521,885	21,639,707	3,063,396

NET ASSETS	$15,145,347	$33,385,041	$35,148,897	$5,182,775

*	See Note K in the Notes to Financial Statements for additional information about securities lending collateral.

See accompanying Notes to Financial Statements.

63

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF ASSETS AND LIABILITIES

OCTOBER 31, 2021

(Amounts in thousands, except share and per share amounts)

	U.S. Small Cap Portfolio*	U.S. Micro Cap Portfolio*	U.S. High Relative Profitability Portfolio*	DFA Real Estate Securities Portfolio*
ASSETS:
Investment Securities at Value (including $1,206,104,
$613,208, $136,958 and $326,039 of securities on loan, respectively)	$16,566,578	$7,313,111	$5,779,723	$11,106,420
Temporary Cash Investments at Value & Cost	139,951	96,240	42,574	103,238
Collateral from Securities on Loan Invested in Affiliate at Value (including cost of $729,409, $421,862, $0 and $186,164, respectively)	729,470	421,895	—	186,190
Segregated Cash for Futures Contracts	9,488	7,013	2,024	5,060
Cash	—	—	—	3,073
Receivables:
Investment Securities Sold	16,061	41,126	10,119	—
Dividends and Interest	4,118	2,078	6,348	3,111
Securities Lending Income	149	95	17	29
Fund Shares Sold	35,633	1,982	3,444	4,864
Futures Margin Variation	—	—	84	209
Prepaid Expenses and Other Assets	68	44	79	55

Total Assets	17,501,516	7,883,584	5,844,412	11,412,249

LIABILITIES:
Payables:
Upon Return of Securities Loaned	729,816	421,892	6	186,319
Investment Securities Purchased	5,965	101	3,517	1,981
Fund Shares Redeemed	10,177	2,578	3,652	6,103
Due to Advisor	4,209	2,566	962	1,334
Futures Margin Variation	1,491	1,515	—	—
Accrued Expenses and Other Liabilities	2,453	1,067	638	1,414

Total Liabilities	754,111	429,719	8,775	197,151

NET ASSETS	$16,747,405	$7,453,865	$5,835,637	$11,215,098

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE:
Institutional Class Shares — based on net assets of $16,747,405; $7,453,865; $5,835,637 and $11,215,098 and shares outstanding of 345,295,892, 252,217,420, 299,149,473 and 229,348,294, respectively	$48.50	$29.55	$19.51	$48.90

NUMBER OF SHARES AUTHORIZED	2,000,000,000	3,000,000,000	500,000,000	1,700,000,000

Investment Securities at Cost	$8,282,786	$3,708,730	$4,178,648	$5,907,018

NET ASSETS CONSIST OF:
Paid-In Capital	$7,626,342	$3,177,542	$4,118,252	$5,906,858
Total Distributable Earnings (Loss)	9,121,063	4,276,323	1,717,385	5,308,240

NET ASSETS	$16,747,405	$7,453,865	$5,835,637	$11,215,098

*	See Note K in the Notes to Financial Statements for additional information about securities lending collateral.

See accompanying Notes to Financial Statements.

64

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2021

(Amounts in thousands)

	Enhanced U.S. Large Company Portfolio#	U.S. Large Cap Equity Portfolio#	U.S. Large Cap Value Portfolio*	U.S. Targeted Value Portfolio#
Investment Income
Net Investment Income Allocated from Affiliated Investment Companies
Dividends (Net of Foreign Taxes Withheld of $0, $0, $0 and $0, respectively)	—	—	$483,921	—
Income from Securities Lending	—	—	598	—
Expenses Allocated from Affiliated Investment Companies	—	—	(26,257)	—

Total Net Investment Income Allocated and/or Distributions Received from Affiliated Investment Companies	—	—	458,262	—

Fund Investment Income
Dividends (Net of Foreign Taxes Withheld of $0, $1, $0 and $237, respectively)	—	$29,804	—	$236,941
Interest	$3,079	—	—	—
Income from Securities Lending	3	81	—	2,278

Total Fund Investment Income	3,082	29,885	—	239,219

Fund Expenses
Investment Management Fees	503	2,172	48,199	37,277
Accounting & Transfer Agent Fees	74	403	3,248	1,589
S&P 500® Fees	7	—	—	—
Custodian Fees	17	29	—	142
Shareholder Servicing Fees
Class R1 Shares	—	—	—	61
Class R2 Shares	—	—	—	172
Filing Fees	41	68	330	315
Shareholders’ Reports	21	59	395	361
Directors’/Trustees’ Fees & Expenses	4	23	252	130
Professional Fees	5	26	70	153
Previously Waived Fees Recovered by Advisor (Note C)	40	—	—	—
Other	10	50	121	289

Total Fund Expenses	722	2,830	52,615	40,489

Fees Waived, Expenses Reimbursed by Advisor (Note C)	94	—	23,870	—
Fees Paid Indirectly (Note C)	11	—	—	—

Net Expenses	617	2,830	28,745	40,489

Net Investment Income (Loss)	2,465	27,055	429,517	198,730

Realized and Unrealized Gain (Loss)
Net Realized Gain (Loss) on:
Investment Securities Sold**	8,383	77,747	—	1,091,327
Affiliated Investment Companies Shares Sold	—	(3)	—	(19)
Transactions Allocated from Affiliated Investment Company**	—	—	1,197,847	—
Futures	121,329	—	—	31,099
Foreign Currency Transactions	(56)	—	—	—
Forward Currency Contracts	(2,075)	—	—	—
In-Kind Redemptions	—	11,793	—	—
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	(6,769)	578,484	—	4,695,607
Affiliated Investment Companies Shares	—	(2)	—	(24)
Transactions Allocated from Affiliated Investment Company	—	—	7,131,104	—
Futures	29,567	—	—	5,644
Translation of Foreign Currency-Denominated Amounts	(4)	—	—	—
Forward Currency Contracts	(3,235)	—	—	—

Net Realized and Unrealized Gain (Loss)	147,140	668,019	8,328,951	5,823,634

Net Increase (Decrease) in Net Assets Resulting from Operations	$149,605	$695,074	$8,758,468	$6,022,364

**	Net of foreign capital gain taxes withheld of $0, $0, $0 and $0, respectively.
*	Investment Income and Realized and Unrealized Gain (Loss) were allocated from the Portfolio’s Master Fund (Affiliated Investment Company).
#	Portion of income is from investment in affiliated fund.

See accompanying Notes to Financial Statements.

65

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2021

(Amounts in thousands)

	U.S. Small Cap Value Portfolio#	U.S. Core Equity 1 Portfolio#	U.S. Core Equity 2 Portfolio#	U.S. Vector Equity Portfolio#
Investment Income
Dividends (Net of Foreign Taxes Withheld of $678, $60, $93 and $31, respectively)	$340,163	$456,051	$475,357	$76,349
Income from Securities Lending	3,526	1,839	2,475	609

Total Investment Income	343,689	457,890	477,832	76,958

Expenses
Investment Management Fees	57,459	38,636	52,582	12,436
Accounting & Transfer Agent Fees	2,508	5,971	5,920	979
Custodian Fees	152	300	317	60
Filing Fees	251	471	602	105
Shareholders’ Reports	371	333	340	106
Directors’/Trustees’ Fees & Expenses	156	334	351	52
Professional Fees	214	403	426	61
Other	315	684	718	104

Total Expenses	61,426	47,132	61,256	13,903

Net Expenses	61,426	47,132	61,256	13,903

Net Investment Income (Loss)	282,263	410,758	416,576	63,055

Realized and Unrealized Gain (Loss)
Net Realized Gain (Loss) on:
Investment Securities Sold**	1,961,127	975,666	1,429,312	359,202
Affiliated Investment Companies Shares Sold	(6)	6	5	(10)
Futures	35,883	74,671	77,878	10,622
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	4,964,267	9,374,964	9,830,032	1,496,357
Affiliated Investment Companies Shares	(18)	(42)	(46)	(6)
Futures	6,558	12,449	10,410	1,490

Net Realized and Unrealized Gain (Loss)	6,967,811	10,437,714	11,347,591	1,867,655

Net Increase (Decrease) in Net Assets Resulting from Operations.	$7,250,074	$10,848,472	$11,764,167	$1,930,710

**	Net of foreign capital gain taxes withheld of $0, $0, $0 and $0, respectively.
#	Portion of income is from investment in affiliated fund.

See accompanying Notes to Financial Statements.

66

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2021

(Amounts in thousands)

	U.S. Small Cap Portfolio#	U.S. Micro Cap Portfolio#	U.S. High Relative Profitability Portfolio#	DFA Real Estate Securities Portfolio#
Investment Income
Dividends (Net of Foreign Taxes Withheld of $157, $79, $0 and $0, respectively)	$238,972	$92,232	$85,621	$227,927
Income from Securities Lending	3,327	2,130	178	953

Total Investment Income	242,299	94,362	85,799	228,880

Fund Expenses
Investment Management Fees	51,231	30,017	10,113	16,888
Accounting & Transfer Agent Fees	2,381	1,173	1,149	1,703
Custodian Fees	189	90	53	98
Filing Fees	281	121	309	154
Shareholders’ Reports	339	159	150	335
Directors’/Trustees’ Fees & Expenses	183	76	57	107
Professional Fees	221	92	64	131
Previously Waived Fees Recovered by Advisor (Note C)	—	—	—	21
Other	376	153	122	188

Total Fund Expenses	55,201	31,881	12,017	19,625

Fees Waived, Expenses Reimbursed by Advisor (Note C)	—	—	—	1,743

Net Expenses	55,201	31,881	12,017	17,882

Net Investment Income (Loss)	187,098	62,481	73,782	210,998

Realized and Unrealized Gain (Loss)
Net Realized Gain (Loss) on:
Investment Securities Sold**	1,236,222	742,238	131,919	148,206
Affiliated Investment Companies Shares Sold	(15)	(21)	—	(14)
Futures	29,482	16,057	10,476	21,701
In-Kind Redemptions	—	7,153	—	—
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	5,738,332	2,315,847	1,189,688	3,314,181
Affiliated Investment Companies Shares	(46)	(10)	(1)	(7)
Futures	7,732	3,108	1,528	3,785

Net Realized and Unrealized Gain (Loss)	7,011,707	3,084,372	1,333,610	3,487,852

Net Increase (Decrease) in Net Assets Resulting from Operations	$7,198,805	$3,146,853	$1,407,392	$3,698,850

**	Net of foreign capital gain taxes withheld of $0, $0, $0 and $0, respectively.
#	Portion of income is from investment in affiliated fund.

See accompanying Notes to Financial Statements.

67

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	Enhanced U.S. Large Company Portfolio		U.S. Large Cap Equity Portfolio		U.S. Large Cap Value Portfolio***
	Year Ended Oct 31, 2021	Year Ended Oct 31, 2020	Year Ended Oct 31, 2021	Year Ended Oct 31, 2020	Year Ended Oct 31, 2021	Year Ended Oct 31, 2020
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$2,465	$3,570	$27,055	$28,514	$429,517	$517,935
Net Realized Gain (Loss) on:
Investment Securities Sold*,**	8,383	(5,357)	77,747	(7,109)	—	—
Affiliated Investment Companies Shares Sold	—	—	(3)	(3)	—	—
Transactions Allocated from Affiliated Investment Company*,**	—	—	—	—	1,197,847	(475,431)
Futures	121,329	62,220	—	728	—	—
Foreign Currency Transactions	(56)	7	—	—	—	—
Forward Currency Contracts	(2,075)	(458)	—	—	—	—
In-Kind Redemptions	—	—	11,793	93,249	—	—
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	(6,769)	4,838	578,484	71,706	—	—
Affiliated Investment Companies Shares	—	—	(2)	1	—	—
Transactions Allocated from Affiliated Investment Company	—	—	—	—	7,131,104	(3,030,639)
Futures	29,567	(29,969)	—	—	—	—
Translation of Foreign Currency-Denominated Amounts	(4)	3	—	—	—	—
Forward Currency Contracts	(3,235)	3,144	—	—	—	—

Net Increase (Decrease) in Net Assets Resulting from Operations	149,605	37,998	695,074	187,086	8,758,468	(2,988,135)

Distributions:
Institutional Class Shares	(30,328)	(34,948)	(27,774)	(30,188)	(401,298)	(1,034,667)
Capital Share Transactions (1):
Shares Issued	57,957	127,765	291,004	694,531	4,217,940	5,311,976
Shares Issued in Lieu of Cash Distributions	30,299	34,917	24,838	26,468	375,792	972,937
Shares Redeemed	(213,988)	(119,160)	(475,766)	(795,988)	(6,356,276)	(9,203,611)

Net Increase (Decrease) from Capital Share Transactions	(125,732)	43,522	(159,924)	(74,989)	(1,762,544)	(2,918,698)

Total Increase (Decrease) in Net Assets	(6,455)	46,572	507,376	81,909	6,594,626	(6,941,500)
Net Assets
Beginning of Year	433,322	386,750	1,693,438	1,611,529	18,715,077	25,656,577

End of Year	$426,867	$433,322	$2,200,814	$1,693,438	$25,309,703	$18,715,077

(1) Shares Issued and Redeemed:
Shares Issued	3,614	9,759	11,836	38,705	99,361	169,503
Shares Issued in Lieu of Cash Distributions	2,042	2,584	994	1,435	8,865	28,269
Shares Redeemed	(13,433)	(9,117)	(19,169)	(42,089)	(152,905)	(292,814)

Net Increase (Decrease) from Shares Issued and Redeemed	(7,777)	3,226	(6,339)	(1,949)	(44,679)	(95,042)

*	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2021 of $0, $0 and $0, respectively.
**	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2020 of $0, $0 and $0, respectively.
***	Investment Income and Realized and Unrealized Gain (Loss) were allocated from the Portfolio’s Master Fund (Affiliated Investment Company).

See accompanying Notes to Financial Statements.

68

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	U.S. Targeted Value Portfolio		U.S. Small Cap Value Portfolio		U.S. Core Equity 1 Portfolio
	Year Ended Oct 31, 2021	Year Ended Oct 31, 2020	Year Ended Oct 31, 2021	Year Ended Oct 31, 2020	Year Ended Oct 31, 2021	Year Ended Oct 31, 2020
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$198,730	$154,249	$282,263	$181,490	$410,758	$428,436
Net Realized Gain (Loss) on:
Investment Securities Sold*,**	1,091,327	(208,930)	1,961,127	(549,806)	975,666	(205,702)
Affiliated Investment Companies Shares Sold	(19)	(87)	(6)	96	6	(198)
Futures	31,099	30,041	35,883	37,980	74,671	62,649
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	4,695,607	(1,239,691)	4,964,267	(1,439,781)	9,374,964	888,856
Affiliated Investment Companies Shares	(24)	(49)	(18)	(46)	(42)	(77)
Futures	5,644	(6,182)	6,558	(3,779)	12,449	(7,658)

Net Increase (Decrease) in Net Assets Resulting from Operations	6,022,364	(1,270,649)	7,250,074	(1,773,846)	10,848,472	1,166,306

Distributions:
Class R1 Shares	(889)	(1,803)	—	—	—	—
Class R2 Shares	(922)	(2,386)	—	—	—	—
Institutional Class Shares	(186,950)	(413,733)	(282,350)	(386,451)	(396,374)	(844,109)

Total Distributions	(188,761)	(417,922)	(282,350)	(386,451)	(396,374)	(844,109)

Capital Share Transactions (1):
Shares Issued	2,413,093	2,950,839	2,353,153	3,909,907	3,731,277	5,109,364
Shares Issued in Lieu of Cash Distributions	181,306	397,269	257,340	350,431	385,732	826,332
Shares Redeemed	(4,489,318)	(3,647,254)	(4,913,927)	(5,385,497)	(5,612,000)	(8,422,017)

Net Increase (Decrease) from Capital Share Transactions	(1,894,919)	(299,146)	(2,303,434)	(1,125,159)	(1,494,991)	(2,486,321)

Total Increase (Decrease) in Net Assets	3,938,684	(1,987,717)	4,664,290	(3,285,456)	8,957,107	(2,164,124)
Net Assets
Beginning of Year	8,796,654	10,784,371	10,481,057	13,766,513	24,427,934	26,592,058

End of Year	$12,735,338	$8,796,654	$15,145,347	$10,481,057	$33,385,041	$24,427,934

(1) Shares Issued and Redeemed:
Shares Issued	85,084	176,340	56,798	157,707	115,212	224,581
Shares Issued in Lieu of Cash Distributions	6,639	19,124	6,840	11,192	11,903	33,942
Shares Redeemed	(162,459)	(205,273)	(120,183)	(205,274)	(173,808)	(366,844)

Net Increase (Decrease) from Shares Issued and Redeemed	(70,736)	(9,809)	(56,545)	(36,375)	(46,693)	(108,321)

*	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2021 of $0, $0 and $0, respectively.
**	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2020 of $0, $0 and $0, respectively.

See accompanying Notes to Financial Statements.

69

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	U.S. Core Equity 2 Portfolio		U.S. Vector Equity Portfolio		U.S. Small Cap Portfolio
	Year Ended Oct 31, 2021	Year Ended Oct 31, 2020	Year Ended Oct 31, 2021	Year Ended Oct 31, 2020	Year Ended Oct 31, 2021	Year Ended Oct 31, 2020
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$416,576	$431,749	$63,055	$62,792	$187,098	$168,823
Net Realized Gain (Loss) on:
Investment Securities Sold*,**	1,429,312	(219,209)	359,202	(33,632)	1,236,222	(308,827)
Affiliated Investment Companies Shares Sold	5	(245)	(10)	—	(15)	(41)
Futures	77,878	70,979	10,622	10,976	29,482	46,362
In-Kind Redemptions	—	—	—	—	—	(35,598)
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	9,830,032	884,643	1,496,357	(329,953)	5,738,332	(811,821)
Affiliated Investment Companies Shares	(46)	(60)	(6)	(10)	(46)	(100)
Futures	10,410	(5,919)	1,490	(835)	7,732	(7,408)

Net Increase (Decrease) in Net Assets Resulting from Operations	11,764,167	1,161,938	1,930,710	(290,662)	7,198,805	(948,610)

Distributions:
Institutional Class Shares	(403,127)	(1,009,996)	(59,880)	(138,844)	(191,245)	(566,104)
Capital Share Transactions (1):
Shares Issued	4,280,791	5,050,810	622,066	986,322	1,966,837	2,924,772
Shares Issued in Lieu of Cash Distributions	396,434	987,748	59,202	131,363	180,123	535,844
Shares Redeemed	(6,559,673)	(8,349,350)	(982,039)	(1,659,075)	(5,596,845)	(6,148,667)

Net Increase (Decrease) from Capital Share Transactions	(1,882,448)	(2,310,792)	(300,771)	(541,390)	(3,449,885)	(2,688,051)

Total Increase (Decrease) in Net Assets	9,478,592	(2,158,850)	1,570,059	(970,896)	3,557,675	(4,202,765)
Net Assets
Beginning of Year	25,670,305	27,829,155	3,612,716	4,583,612	13,189,730	17,392,495

End of Year	$35,148,897	$25,670,305	$5,182,775	$3,612,716	$16,747,405	$13,189,730

(1) Shares Issued and Redeemed:
Shares Issued	144,078	251,003	26,612	65,693	44,774	104,186
Shares Issued in Lieu of Cash Distributions	13,361	44,273	2,515	7,398	4,260	16,348
Shares Redeemed	(224,097)	(396,679)	(42,433)	(105,588)	(129,256)	(209,613)

Net Increase (Decrease) from Shares Issued and Redeemed	(66,658)	(101,403)	(13,306)	(32,497)	(80,222)	(89,079)

*	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2021 of $0, $0 and $0, respectively.
**	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2020 of $0, $0 and $0, respectively.

See accompanying Notes to Financial Statements.

70

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	U.S. Micro Cap Portfolio		U.S. High Relative Profitability Portfolio		DFA Real Estate Securities Portfolio
	Year Ended Oct 31, 2021	Year Ended Oct 31, 2020	Year Ended Oct 31, 2021	Year Ended Oct 31, 2020	Year Ended Oct 31, 2021	Year Ended Oct 31, 2020
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$62,481	$55,347	$73,782	$44,407	$210,998	$254,435
Net Realized Gain (Loss) on:
Investment Securities Sold*,**	742,238	(40,080)	131,919	(15,559)	148,206	(22,481)
Affiliated Investment Companies Shares Sold	(21)	43	—	(7)	(14)	(25)
Futures	16,057	18,436	10,476	2,286	21,701	23,323
In-Kind Redemptions	7,153	—	—	27,518	—	—
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	2,315,847	(682,708)	1,189,688	227,487	3,314,181	(2,026,772)
Affiliated Investment Companies Shares	(10)	(28)	(1)	—	(7)	8
Futures	3,108	(2,304)	1,528	(586)	3,785	(2,293)

Net Increase (Decrease) in Net Assets Resulting from Operations	3,146,853	(651,294)	1,407,392	285,546	3,698,850	(1,773,805)

Distributions:
Institutional Class Shares	(65,321)	(181,299)	(70,633)	(40,426)	(250,605)	(234,099)
Capital Share Transactions (1):
Shares Issued	707,002	1,188,177	1,659,760	2,358,261	1,673,718	2,195,792
Shares Issued in Lieu of Cash Distributions	60,120	167,021	70,349	39,951	221,041	201,446
Shares Redeemed	(1,515,047)	(1,753,646)	(860,356)	(717,509)	(2,265,461)	(2,923,216)

Net Increase (Decrease) from Capital Share Transactions	(747,925)	(398,448)	869,753	1,680,703	(370,702)	(525,978)

Total Increase (Decrease) in Net Assets	2,333,607	(1,231,041)	2,206,512	1,925,823	3,077,543	(2,533,882)
Net Assets
Beginning of Year	5,120,258	6,351,299	3,629,125	1,703,302	8,137,555	10,671,437

End of Year	$7,453,865	$5,120,258	$5,835,637	$3,629,125	$11,215,098	$8,137,555

(1) Shares Issued and Redeemed:
Shares Issued	26,537	71,569	95,038	171,069	40,000	61,450
Shares Issued in Lieu of Cash Distributions	2,311	8,253	3,936	2,876	5,800	5,475
Shares Redeemed	(58,103)	(103,964)	(48,305)	(51,527)	(54,340)	(83,732)

Net Increase (Decrease) from Shares Issued and Redeemed	(29,255)	(24,142)	50,669	122,418	(8,540)	(16,807)

*	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2021 of $0, $0 and $0, respectively.
**	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2020 of $0, $0 and $0, respectively.

See accompanying Notes to Financial Statements.

71

DFA INVESTMENT DIMENSIONS GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

	Enhanced U.S. Large Company Portfolio					U.S. Large Cap Equity Portfolio
	Year Ended Oct 31, 2021	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2018	Year Ended Oct 31, 2017	Year Ended Oct 31, 2021	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2018	Year Ended Oct 31, 2017
Net Asset Value, Beginning of Year.	$14.06	$14.02	$13.03	$14.54	$12.22	$20.01	$18.61	$16.75	$15.93	$13.06

Income from Investment Operations (A)
Net Investment Income (Loss)	0.10	0.12	0.26	0.26	0.18	0.33	0.32	0.31	0.28	0.26
Net Gains (Losses) on Securities (Realized and Unrealized)	5.49	1.17	1.60	0.52	2.63	8.11	1.42	1.86	0.81	2.87

Total from Investment Operations	5.59	1.29	1.86	0.78	2.81	8.44	1.74	2.17	1.09	3.13

Less Distributions:
Net Investment Income	(0.13)	(0.11)	(0.30)	(0.25)	(0.13)	(0.34)	(0.31)	(0.31)	(0.27)	(0.26)
Net Realized Gains	(0.99)	(1.14)	(0.57)	(2.04)	(0.36)	—	(0.03)	—	—	—

Total Distributions	(1.12)	(1.25)	(0.87)	(2.29)	(0.49)	(0.34)	(0.34)	(0.31)	(0.27)	(0.26)

Net Asset Value, End of Year.	$18.53	$14.06	$14.02	$13.03	$14.54	$28.11	$20.01	$18.61	$16.75	$15.93

Total Return	41.82%	9.55%	15.67%	5.62%	23.53%	42.42%	9.52%	13.13%	6.82%	24.16%

Net Assets, End of Year (thousands)	$426,867	$433,322	$386,750	$327,063	$322,347	$2,200,814	$1,693,438	$1,611,529	$1,457,218	$1,212,883
Ratio of Expenses to Average Net Assets	0.15%	0.15%	0.15%	0.15%	0.18%	0.14%	0.16%	0.19%	0.17%	0.17%
Ratio of Expenses to Average Net Assets (Excluding Fees Waived, Expenses Reimbursed by Advisor and Fees Paid Indirectly)	0.17%	0.22%	0.25%	0.23%	0.24%	0.14%	0.16%	0.19%	0.17%	0.17%
Ratio of Net Investment Income to Average Net Assets	0.59%	0.89%	1.98%	1.94%	1.36%	1.32%	1.68%	1.77%	1.64%	1.74%
Portfolio Turnover Rate	70%	90%	109%	91%	122%	7%	20%	22%	7%	11%

See page 1-2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

72

DFA INVESTMENT DIMENSIONS GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

	U.S. Large Cap Value Portfolio
	Year Ended Oct 31, 2021	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2018	Year Ended Oct 31, 2017
Net Asset Value, Beginning of Year	$31.40	$37.13	$37.41	$38.84	$32.63

Income from Investment Operations (A)
Net Investment Income (Loss)	0.76	0.79	0.83	0.78	0.74
Net Gains (Losses) on Securities (Realized and Unrealized)	14.46	(4.98)	1.45	0.35	6.99

Total from Investment Operations	15.22	(4.19)	2.28	1.13	7.73

Less Distributions:
Net Investment Income	(0.71)	(0.73)	(0.76)	(0.73)	(0.70)
Net Realized Gains	—	(0.81)	(1.80)	(1.83)	(0.82)

Total Distributions	(0.71)	(1.54)	(2.56)	(2.56)	(1.52)

Net Asset Value, End of Year	$45.91	$31.40	$37.13	$37.41	$38.84

Total Return	48.68%	(11.56%)	6.97%	2.79%	24.11%

Net Assets, End of Year (thousands)	$25,309,703	$18,715,077	$25,656,577	$25,268,336	$23,732,871
Ratio of Expenses to Average Net Assets (B)	0.23%	0.27%	0.28%	0.27%	0.27%
Ratio of Expenses to Average Net Assets (Excluding Fees Waived, Expenses Reimbursed by Advisor) (B)	0.33%	0.37%	0.38%	0.37%	0.37%
Ratio of Net Investment Income to Average Net Assets	1.80%	2.38%	2.33%	1.98%	2.03%

See page 1-2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

73

DFA INVESTMENT DIMENSIONS GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

	U.S. Targeted Value Portfolio-Class R1 Shares
	Year Ended Oct 31, 2021	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2018	Year Ended Oct 31, 2017
Net Asset Value, Beginning of Year	$18.57	$22.30	$23.45	$25.15	$21.26

Income from Investment Operations (A)
Net Investment Income (Loss)	0.44	0.30	0.30	0.28	0.25
Net Gains (Losses) on Securities (Realized and Unrealized)	13.00	(3.19)	(0.24)	(0.63)	4.66

Total from Investment Operations	13.44	(2.89)	0.06	(0.35)	4.91

Less Distributions:
Net Investment Income	(0.41)	(0.27)	(0.27)	(0.26)	(0.24)
Net Realized Gains	—	(0.57)	(0.94)	(1.09)	(0.78)

Total Distributions	(0.41)	(0.84)	(1.21)	(1.35)	(1.02)

Net Asset Value, End of Year	$31.60	$18.57	$22.30	$23.45	$25.15

Total Return	72.74%	(13.34%)	0.78%	(1.61%)	23.32%

Net Assets, End of Year (thousands)	$70,291	$31,832	$56,378	$47,848	$54,960
Ratio of Expenses to Average Net Assets	0.43%	0.47%	0.48%	0.47%	0.47%
Ratio of Net Investment Income to Average Net Assets	1.52%	1.56%	1.34%	1.10%	1.03%
Portfolio Turnover Rate	13%	20%	16%	23%	23%

See page 1-2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

74

DFA INVESTMENT DIMENSIONS GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

	U.S. Targeted Value Portfolio-Class R2 Shares
	Year Ended Oct 31, 2021	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2018	Year Ended Oct 31, 2017
Net Asset Value, Beginning of Year	$18.48	$22.18	$23.32	$25.03	$21.16

Income from Investment Operations (A)
Net Investment Income (Loss)	0.39	0.27	0.27	0.24	0.21
Net Gains (Losses) on Securities (Realized and Unrealized)	12.94	(3.16)	(0.23)	(0.63)	4.65

Total from Investment Operations	13.33	(2.89)	0.04	(0.39)	4.86

Less Distributions:
Net Investment Income	(0.37)	(0.24)	(0.24)	(0.23)	(0.21)
Net Realized Gains	—	(0.57)	(0.94)	(1.09)	(0.78)

Total Distributions	(0.37)	(0.81)	(1.18)	(1.32)	(0.99)

Net Asset Value, End of Year	$31.44	$18.48	$22.18	$23.32	$25.03

Total Return	72.45%	(13.42%)	0.64%	(1.79%)	23.17%

Net Assets, End of Year (thousands)	$73,279	$52,931	$72,669	$108,168	$156,809
Ratio of Expenses to Average Net Assets	0.58%	0.62%	0.63%	0.62%	0.62%
Ratio of Net Investment Income to Average Net Assets	1.41%	1.39%	1.21%	0.95%	0.90%
Portfolio Turnover Rate	13%	20%	16%	23%	23%

See page 1-2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

75

DFA INVESTMENT DIMENSIONS GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

	U.S. Targeted Value Portfolio-Institutional Class Shares
	Year Ended Oct 31, 2021	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2018	Year Ended Oct 31, 2017
Net Asset Value, Beginning of Year	$18.57	$22.31	$23.46	$25.16	$21.26

Income from Investment Operations (A)
Net Investment Income (Loss)	0.46	0.31	0.32	0.30	0.27
Net Gains (Losses) on Securities (Realized and Unrealized)	13.02	(3.19)	(0.23)	(0.63)	4.67

Total from Investment Operations	13.48	(2.88)	0.09	(0.33)	4.94

Less Distributions:
Net Investment Income	(0.44)	(0.29)	(0.30)	(0.28)	(0.26)
Net Realized Gains	—	(0.57)	(0.94)	(1.09)	(0.78)

Total Distributions	(0.44)	(0.86)	(1.24)	(1.37)	(1.04)

Net Asset Value, End of Year	$31.61	$18.57	$22.31	$23.46	$25.16

Total Return	72.95%	(13.27%)	0.88%	(1.52%)	23.46%

Net Assets, End of Year (thousands)	$12,591,768	$8,711,891	$10,655,324	$10,307,146	$10,528,662
Ratio of Expenses to Average Net Assets	0.33%	0.37%	0.38%	0.37%	0.37%
Ratio of Net Investment Income to Average Net Assets	1.65%	1.65%	1.45%	1.20%	1.13%
Portfolio Turnover Rate	13%	20%	16%	23%	23%

See page 1-2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

76

DFA INVESTMENT DIMENSIONS GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

	U.S. Small Cap Value Portfolio					U.S. Core Equity 1 Portfolio
	Year Ended Oct 31, 2021	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2018	Year Ended Oct 31, 2017	Year Ended Oct 31, 2021	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2018	Year Ended Oct 31, 2017
Net Asset Value, Beginning of Year	$27.34	$32.79	$36.39	$39.07$	32.75	$25.24	$24.71	$22.77	$22.01	$18.00

Income from Investment Operations (A)
Net Investment Income (Loss)	0.80	0.44	0.42	0.39	0.31	0.44	0.41	0.40	0.36	0.33
Net Gains (Losses) on Securities (Realized and Unrealized)	18.98	(4.95)	(1.69)	(0.90)	7.71	10.99	0.93	2.08	0.88	4.12

Total from Investment Operations	19.78	(4.51)	(1.27)	(0.51)	8.02	11.43	1.34	2.48	1.24	4.45

Less Distributions:
Net Investment Income	(0.79)	(0.38)	(0.38)	(0.37)	(0.30)	(0.42)	(0.39)	(0.40)	(0.35)	(0.35)
Net Realized Gains	—	(0.56)	(1.95)	(1.80)	(1.40)	—	(0.42)	(0.14)	(0.13)	(0.09)

Total Distributions	(0.79)	(0.94)	(2.33)	(2.17)	(1.70)	(0.42)	(0.81)	(0.54)	(0.48)	(0.44)

Net Asset Value, End of Year	$46.33	$27.34	$32.79	$36.39$	39.07	$36.25	$25.24	$24.71	$22.77	$22.01

Total Return	73.01%	(14.11%)	(3.04%)	(1.48%)	24.67%	45.50%	5.55%	11.18%	5.59%	24.93%

Net Assets, End of Year (thousands)	$15,145,347	$10,481,057	$13,766,513	$14,732,615	$15,165,867	$33,385,041	$24,427,934	$26,592,058	$23,629,726	$20,762,742
Ratio of Expenses to Average Net Assets	0.42%	0.52%	0.53%	0.52%	0.52%	0.15%	0.18%	0.20%	0.19%	0.19%
Ratio of Expenses to Average Net Assets (Excluding Fees Waived, Expenses Reimbursed)	0.42%	0.52%	0.53%	0.52%	0.52%	0.15%	0.18%	0.20%	0.19%	0.19%
Ratio of Net Investment Income to Average Net Assets	1.94%	1.56%	1.26%	1.00%	0.83%	1.34%	1.69%	1.72%	1.55%	1.64%
Portfolio Turnover Rate	22%	18%	19%	27%	24%	4%	3%	5%	3%	3%

See page 1-2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

77

DFA INVESTMENT DIMENSIONS GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

	U.S. Core Equity 2 Portfolio					U.S. Vector Equity Portfolio
	Year Ended Oct 31, 2021	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2018	Year Ended Oct 31, 2017	Year Ended Oct 31, 2021	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2018	Year Ended Oct 31, 2017
Net Asset Value, Beginning of Year	$22.79	$22.66	$21.25	$20.90	$17.19	$17.00	$18.71	$18.40	$19.16	$15.93

Income from Investment Operations (A)
Net Investment Income (Loss)	0.39	0.36	0.36	0.34	0.31	0.31	0.27	0.28	0.26	0.24
Net Gains (Losses) on Securities (Realized and Unrealized)	10.35	0.60	1.65	0.53	3.83	9.00	(1.40)	0.72	(0.10)	3.65

Total from Investment Operations	10.74	0.96	2.01	0.87	4.14	9.31	(1.13)	1.00	0.16	3.89

Less Distributions:
Net Investment Income	(0.37)	(0.33)	(0.37)	(0.32)	(0.31)	(0.29)	(0.25)	(0.27)	(0.25)	(0.23)
Net Realized Gains	—	(0.50)	(0.23)	(0.20)	(0.12)	—	(0.33)	(0.42)	(0.67)	(0.43)

Total Distributions	(0.37)	(0.83)	(0.60)	(0.52)	(0.43)	(0.29)	(0.58)	(0.69)	(0.92)	(0.66)

Net Asset Value, End of Year	$33.16	$22.79	$22.66	$21.25	$20.90	$26.02	$17.00	$18.71	$18.40	$19.16

Total Return	47.35%	4.37%	9.78%	4.16%	24.36%	54.98%	(6.12%)	5.92%	0.69%	24.73%

Net Assets, End of Year (thousands)	$35,148,897	$25,670,305	$27,829,155	$24,677,650	$22,515,418	$5,182,775	$3,612,716	$4,583,612	$4,610,769	$4,724,003
Ratio of Expenses to Average Net Assets	0.19%	0.21%	0.22%	0.22%	0.22%	0.29%	0.32%	0.33%	0.32%	0.32%
Ratio of Expenses to Average Net Assets (Excluding Fees Waived, Expenses Reimbursed)	0.19%	0.21%	0.22%	0.22%	0.22%	0.29%	0.32%	0.33%	0.32%	0.32%
Ratio of Net Investment Income to Average Net Assets	1.29%	1.63%	1.69%	1.53%	1.59%	1.31%	1.59%	1.53%	1.35%	1.36%
Portfolio Turnover Rate	5%	3%	6%	5%	5%	10%	13%	6%	10%	10%

See page 1-2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

78

DFA INVESTMENT DIMENSIONS GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

	U.S. Small Cap Portfolio					U.S. Micro Cap Portfolio
	Year Ended Oct 31, 2021	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2018	Year Ended Oct 31, 2017	Year Ended Oct 31, 2021	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2018	Year Ended Oct 31, 2017
Net Asset Value, Beginning of Year	$31.00	$33.80	$35.02	$36.48	$30.14	$18.19	$20.78	$21.88	$22.76	$18.58

Income from Investment Operations (A)
Net Investment Income (Loss)	0.50	0.35	0.38	0.39	0.35	0.24	0.18	0.20	0.17	0.16
Net Gains (Losses) on Securities (Realized and Unrealized)	17.50	(2.02)	(0.05)	(0.08)	7.17	11.37	(2.18)	(0.26)	0.12	5.12

Total from Investment Operations	18.00	(1.67)	0.33	0.31	7.52	11.61	(2.00)	(0.06)	0.29	5.28

Less Distributions:
Net Investment Income	(0.50)	(0.32)	(0.35)	(0.37)	(0.35)	(0.25)	(0.16)	(0.18)	(0.16)	(0.16)
Net Realized Gains	—	(0.81)	(1.20)	(1.40)	(0.83)	—	(0.43)	(0.86)	(1.01)	(0.94)

Total Distributions	(0.50)	(1.13)	(1.55)	(1.77)	(1.18)	(0.25)	(0.59)	(1.04)	(1.17)	(1.10)

Net Asset Value, End of Year	$48.50	$31.00	$33.80	$35.02	$36.48	$29.55	$18.19	$20.78	$21.88	$22.76

Total Return	58.30%	(5.08%)	1.41%	0.77%	25.21%	64.00%	(9.87%)	0.24%	1.29%	28.91%

Net Assets, End of Year (thousands)	$16,747,405	$13,189,730	$17,392,495	$17,303,451	$16,931,787	$7,453,865	$5,120,258	$6,351,299	$6,478,316	$6,306,730
Ratio of Expenses to Average Net Assets	0.33%	0.36%	0.37%	0.37%	0.37%	0.46%	0.52%	0.53%	0.52%	0.52%
Ratio of Expenses to Average Net Assets (Excluding Fees Waived, Expenses Reimbursed)	0.33%	0.36%	0.37%	0.37%	0.37%	0.46%	0.52%	0.53%	0.52%	0.52%
Ratio of Net Investment Income to Average Net Assets	1.13%	1.15%	1.13%	1.06%	1.04%	0.90%	1.00%	0.98%	0.74%	0.75%
Portfolio Turnover Rate	12%	3%	8%	13%	14%	20%	11%	15%	19%	15%

See page 1-2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

79

DFA INVESTMENT DIMENSIONS GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

	U.S. High Relative Profitability Portfolio						DFA Real Estate Securities Portfolio
	Year Ended Oct 31, 2021	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2018	Period May 16, 2017 u to Oct 31, 2017		Year Ended Oct 31, 2021	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2018	Year Ended Oct 31, 2017
Net Asset Value, Beginning of Period.	$14.61	$13.51	$11.85	$10.93	$10.00		$34.21	$41.90	$34.14	$34.99	$34.32

Income from Investment Operations (A)
Net Investment Income (Loss)	0.26	0.25	0.22	0.19	0.07		0.90	1.01	0.52 **	1.60	0.84
Net Gains (Losses) on Securities (Realized and Unrealized)	4.89	1.07	1.64	0.89	0.91		14.86	(7.77)	8.09 **	(0.69)	1.12

Total from Investment Operations	5.15	1.32	1.86	1.08	0.98		15.76	(6.76)	8.61	0.91	1.96

Less Distributions:
Net Investment Income	(0.25)	(0.22)	(0.20)	(0.16)	(0.05)		(0.95)	(0.87)	(0.85)	(1.65)	(0.98)
Net Realized Gains	—	—	—	—	—		(0.12)	(0.06)	—	(0.11)	(0.31)

Total Distributions	(0.25)	(0.22)	(0.20)	(0.16)	(0.05)		(1.07)	(0.93)	(0.85)	(1.76)	(1.29)

Net Asset Value, End of Period	$19.51	$14.61	$13.51	$11.85	$10.93		$48.90	$34.21	$41.90	$34.14	$34.99

Total Return	35.42%	9.90%	15.88%	9.88%	9.84	%(C)	47.01%	(16.27%)	25.64%	2.63%	5.86%

Net Assets, End of Period (thousands)	$5,835,637	$3,629,125	$1,703,302	$722,728	$141,073		$11,215,098	$8,137,555	$10,671,437	$8,577,658	$8,281,176
Ratio of Expenses to Average Net Assets	0.24%	0.25%	0.25%	0.25%	0.23	%(D)(E)	0.18%	0.18%	0.18%	0.18%	0.18%
Ratio of Expenses to Average Net Assets (Excluding Fees Waived, Expenses Reimbursed by Advisor and Fees Paid Indirectly)	0.24%	0.25%	0.25%	0.27%	0.35	%(D)(E)	0.20%	0.20%	0.20%	0.19%	0.19%
Ratio of Net Investment Income to Average Net Assets	1.46%	1.76%	1.73%	1.58%	1.45	%(D)(E)	2.12%	2.73%	1.38%**	4.66%	2.43%
Portfolio Turnover Rate	12%	0%	4%	7%	0	%(C)	5%	5%	3%	3%	1%

See page 1-2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

80

DFA INVESTMENT DIMENSIONS GROUP INC.

NOTES TO FINANCIAL STATEMENTS

A. Organization:

DFA Investment Dimensions Group Inc. (the “Fund”) is an open-end management investment company registered under the Investment Company Act of 1940, whose shares are generally offered to institutional investors, retirement plans and clients of registered investment advisors. The Fund consists of one hundred operational portfolios, of which twelve (the “Portfolios”) are included in this section of the report. The remaining operational portfolios are presented in separate reports. The Portfolios are investment companies, and accordingly, follow the accounting and reporting guidance under the Financial Accounting Standards Board (“FASB”) Accounting Standards Certification (“ASC”), Topic 946, “Financial Services-Investment Companies.”

Of the Portfolios, one (the “Feeder Fund”) invests all of its assets in a corresponding series (the “Master Fund” which is treated as a partnership for federal income tax purposes) of The DFA Investment Trust Company (“DFAITC”). As of October 31, 2021, the Feeder Fund was the owner of record of the approximate percentage of the total outstanding shares of the Master Fund as detailed below:

Feeder Fund	Master Fund	Percentage Ownership at 10/31/21
U.S. Large Cap Value Portfolio	The U.S. Large Cap Value Series	85%

To achieve its investment objective, the Feeder Fund invests substantially all of its assets in the Master Fund as indicated above. The Feeder Fund also invests in short-term temporary cash investments and futures.

The financial statements of the Master Fund are included elsewhere in this report and should be read in conjunction with the financial statements of the Feeder Fund.

B. Significant Accounting Policies:

The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Fund in preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates, and those differences could be material.

1. Security Valuation: The Portfolios use a fair value hierarchy, which prioritizes the inputs-to-valuation techniques used to measure fair value into three broad levels described below:

•	Level 1 – inputs are quoted prices in active markets for identical securities (including equity securities, open-end investment companies, and futures contracts)

•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Portfolios’ own assumptions in determining the fair value of investments)

Securities held by Enhanced U.S. Large Company Portfolio, U.S. Large Cap Equity Portfolio, U.S. Targeted Value Portfolio, U.S. Small Cap Value Portfolio, U.S. Core Equity 1 Portfolio, U.S. Core Equity 2 Portfolio, U.S. Vector Equity Portfolio, U.S. Small Cap Portfolio, U.S. Micro Cap Portfolio, DFA Real Estate Securities Portfolio and U.S. High Relative Profitability Portfolio (collectively, the “Domestic Equity Portfolios”) including over-the-counter securities, are valued at the last quoted sale price of the day. Securities held by the Domestic Equity Portfolios that are listed on Nasdaq are valued at the Nasdaq Official Closing Price (“NOCP”). If there is no last reported sale price or NOCP for the day, the Domestic Equity Portfolios value the securities within the range of the most recent quoted

81

bid and ask prices. Price information on listed securities is taken from the exchange where the security is primarily traded. Generally, securities issued by open-end management investment companies are valued using their respective net asset values or public offering prices, as appropriate, for purchase orders placed at the close of the New York Stock Exchange (NYSE). These securities are generally categorized as Level 1 in the hierarchy.

Securities for which no market quotations are readily available (including restricted securities), or for which market quotations have become unreliable, are valued in good faith at fair value in accordance with procedures adopted by the Board of Directors of the Fund. Fair value pricing may also be used if events that have a significant effect on the value of an investment (as determined in the discretion of Dimensional Fund Advisors LP) occur before the net asset value of the Portfolio is calculated. When fair value pricing is used, the prices of securities used by the Domestic Equity Portfolios may differ from the quoted or published prices for the same securities on their primary markets or exchanges. These securities are generally categorized as Level 2 or Level 3 in the hierarchy.

Debt securities held by the Portfolios are valued on the basis of evaluated prices provided by one or more pricing services or other reasonably reliable sources including broker/dealers that typically handle the purchase and sale of such securities. Securities that are traded over-the-counter and on a stock exchange generally will be valued according to the broadest and most representative market, and it is expected that for bonds and other fixed income securities, this ordinarily will be the over-the-counter market. Securities for which quotations are not readily available (including restricted securities), or for which market quotations have become unreliable, are valued in good faith at fair value in accordance with procedures adopted by the Board of Directors of the Fund. These valuations are generally categorized as Level 2 or Level 3 in the hierarchy.

Listed derivatives, such as futures, that are actively traded are valued based on quoted prices from the exchange and are categorized as Level 1 in the hierarchy. Over-the-counter derivative contracts, which include forward currency contracts, do not require material subjectivity as pricing inputs are observed from quoted markets and are categorized as Level 2 in the hierarchy.

Shares held by the Portfolios in other investment companies (such as the Master Fund) are valued at their respective daily net asset values as reported by their administrator. The Feeder Fund’s investment in the Master Fund reflects its proportionate interest in the net assets of the Master Fund. These valuations are classified as Level 1 in the hierarchy.

A summary of the inputs used to value the Portfolios’ investments by each major security type, industry and/or country is disclosed previously in this note. A valuation hierarchy table has been included at the end of the Summary Schedule of Portfolio Holdings/Schedule of Investments (except for the Feeder Fund). The methodology or inputs used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

2. Foreign Currency Translation: Securities and other assets and liabilities of the Enhanced U.S. Large Company Portfolio whose values are initially expressed in foreign currencies are translated to U.S. dollars using the mean between the most recent bid and ask prices for the U.S. dollar as quoted by generally recognized reliable sources. To facilitate the translation, the Portfolio enters into foreign currency contracts. A foreign currency contract is a spot agreement between two parties to buy and sell currencies at current market exchange rates, for settlement generally within two business days. Dividend and interest income and certain expenses are translated to U.S. dollars at the rate of exchange on their respective accrual dates. Receivables and payables denominated in foreign currencies are marked-to-market daily based on daily exchange rates and exchange gains or losses are realized upon ultimate receipt or disbursement. The Portfolio also enters into forward currency contracts solely for the purpose of hedging against fluctuations in currency exchange rates. These contracts are marked-to-market daily based on daily forward exchange rates.

The Enhanced U.S. Large Company Portfolio isolates the effect of foreign currency rate fluctuations when determining the realized gain or loss upon the sale or maturity of foreign currency-denominated debt obligations pursuant to U.S. Federal income tax regulations; such amounts are categorized as foreign exchange gain or loss for income tax reporting purposes.

82

Realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates of securities transactions, and the difference between amounts of interest, dividends and any foreign withholding taxes recorded on the books of the Enhanced U.S. Large Company Portfolio and the U.S. dollar equivalent amounts actually received or paid.

3. Deferred Compensation Plan: Each eligible Director of the Fund may elect to participate in the Fee Deferral Plan for Independent Directors and Trustees (the “Plan”). Under the Plan, effective January 1, 2002, such Directors may defer payment of all or a portion of their total fees earned as a Director. These deferred amounts may be treated as though such amounts had been invested in shares of the following funds: the U.S. Large Cap Value Portfolio, U.S. Core Equity 1 Portfolio, U.S. Large Company Portfolio, U.S. Vector Equity Portfolio, U.S. Micro Cap Portfolio, DFA International Value Portfolio, International Core Equity Portfolio, Emerging Markets Portfolio, Emerging Markets Core Equity Portfolio, DFA Inflation-Protected Securities Portfolio, and/or DFA Two-Year Global Fixed Income Portfolio. Contributions made under the Plan and the change in unrealized appreciation (depreciation) and income are included in Directors’/ Trustees’ Fees & Expenses.

The Directors may receive their distributions of proceeds by one of the following methods: lump sum, annual installments over a period of agreed-upon years, or quarterly installments over a period of agreed-upon years. Each Director shall have the right in a notice of election (the “Notice”) to defer the receipt of the Director’s deferred compensation until a date specified by such Director in the Notice. The date may not be sooner than the earlier of: (i) the first business day of January following the year in which such Director ceases to be a member of the Board of Directors of the Fund; and (ii) five years following the effective date of the Director’s first deferral election. If a Director who elects to defer fees fails to designate in the Notice a time or date as of which payment of the Director’s deferred fee account shall commence, payment of such amount shall commence as of the first business day of January following the year in which the Director ceases to be a member of the Board (unless the Director files an amended Notice selecting a different distribution date).

4. Other: Security transactions are accounted for as of the trade date. Costs used in determining realized gains and losses on the sale of investment securities/affiliated investment companies and foreign currency are accounted for on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions received on securities and from the investment in affiliated investment companies that represent a return of capital or capital gains are recorded as a reduction of cost of investments or as a realized gain, respectively. The Portfolios estimate the character of received distributions that may be considered return of capital distributions. Interest income is recorded on an accrual basis. Discount and premium on debt securities purchased are amortized over the lives of the respective securities, using the effective interest method. Expenses directly attributable to a Portfolio are directly charged. Common expenses of the Fund or the Portfolios are allocated using methods approved by the Board, generally based on average net assets.

Organizational costs are expensed during the fiscal year of inception of the Portfolios. Offering costs are amortized over a twelve-month period from the inception of the Portfolios.

Class R1 Shares, Class R2 Shares and Institutional Class Shares have equal rights to assets and earnings of a Portfolio. Income, gains and losses, and common expenses of a Portfolio are allocated to each class of shares based on its relative net assets. Each class will bear its own class-specific expenses, if any.

The Feeder Fund recognizes its pro-rata shares of net investment income and realized and unrealized gains/losses on a daily basis from its Master Fund within DFAITC, which is treated as a partnership for federal income tax purposes.

The Portfolios may be subject to taxes imposed by countries in which they invest with respect to their investments in issuers existing or operating in such countries. Such taxes are generally based on income earned or repatriated and capital gains realized on the sale of such investments. The Portfolios accrue such taxes when the related income or capital gains are earned or throughout the holding period. Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales earned by foreign investors. Additionally, if there is a deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

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C. Investment Advisor:

The Advisor, Dimensional Fund Advisors LP, provides investment management services to the Portfolios. For the year ended October 31, 2021, the Portfolios’ investment management fees were accrued daily and paid monthly to the Advisor based on the following effective annual rates of average daily net assets:

Enhanced U.S. Large Company Portfolio	0.12%
U.S. Large Cap Equity Portfolio	0.11	%*
U.S. Large Cap Value Portfolio	0.20	%*
U.S. Targeted Value Portfolio	0.31	%*
U.S. Small Cap Value Portfolio	0.40	%*
U.S. Core Equity 1 Portfolio	0.13	%*
U.S. Core Equity 2 Portfolio	0.16	%*
U.S. Vector Equity Portfolio	0.26	%*
U.S. Small Cap Portfolio	0.31	%*
U.S. Micro Cap Portfolio	0.43	%*
U.S. High Relative Profitability Portfolio	0.20%
DFA Real Estate Securities Portfolio	0.17%

*	Effective as of February 28, 2021, the management fees payable by the following Portfolios were reduced as follows:

Portfolio	Management Fee Prior to February 28, 2021	Management Fee Effective February 28, 2021
U.S. Large Cap Equity Portfolio	0.12%	0.10%
U.S. Large Cap Value Portfolio	0.23%	0.19%
U.S. Targeted Value Portfolio	0.33%	0.30%
U.S. Small Cap Value Portfolio	0.48%	0.36%
U.S. Core Equity 1 Portfolio	0.14%	0.12%
U.S. Core Equity 2 Portfolio	0.17%	0.16%
U.S. Vector Equity Portfolio	0.28%	0.25%
U.S. Small Cap Portfolio	0.33%	0.30%
U.S. Micro Cap Portfolio	0.48%	0.41%

Pursuant to Amended and Restated Fee Waiver and/or Expense Assumption Agreements (each, a “Fee Waiver Agreement”), the Advisor has contractually agreed to waive certain fees, and in certain instances, assume certain expenses of the Portfolios, as described in the notes below. The Fee Waiver Agreements for the non-feeder Portfolios will remain in effect through February 28, 2022, may only be terminated by the Fund’s Board of Directors prior to that date and shall continue in effect from year to year thereafter unless terminated by the Fund or the Advisor. The Fee Waiver Agreement with respect to the total management fees paid by the Feeder Fund, as described in the notes below, will remain in effect permanently, unless terminated by the Fund. During the year ended October 31, 2021, the non-feeder Portfolios had expense limits based on a percentage of average net assets on an annualized basis, and the Advisor recovered previously waived fees and/or assumed expenses (amounts in thousands), as listed below. The net amount of waived fees/expenses assumed (recovered previously waived fees/expenses assumed) during the year ended October 31, 2021, and the previously waived fees/expenses assumed subject to future recovery by the Advisor as of October 31, 2021, are also reflected below (amounts in thousands). At any time that the Portfolio Expenses (defined below) of a class of a Portfolio are less than the applicable Expense Limitation Amount listed below, the Advisor retains the right to recover fees previously waived and/or expenses previously assumed to the extent that the expense ratio following such recovery would be less than the Expense Limitation Amount that was in place when such prior year fees were waived and/or expenses assumed, and less than the current Expense Limitation Amount in place for the Portfolio. The Advisor, however, will not be reimbursed by the Feeder Fund in connection with its Permanent Fee Waiver (defined below). The Fund, on behalf of a Portfolio, is also not obligated to reimburse the Advisor for fees previously waived or expenses previously assumed by the Advisor more than thirty-six months before the date of recovery.

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Institutional Class Shares	Expense Limitation Amount	Total Management Fee Limit	Recovery of Previously Waived Fees/ Expenses Assumed	Waived Fees/ Expenses Assumed	Previously Waived Fees/ Expenses Assumed Subject to Future Recovery
Enhanced U.S. Large Company Portfolio (1)	0.15%	—	$40	$94	$688
U.S. Large Cap Equity Portfolio (1)	0.19%	—	—	—	—
U.S. Large Cap Value Portfolio (2)	—	0.19%	—	23,870	—
U.S. Targeted Value Portfolio (3)	0.50%	—	—	—	—
U.S. Core Equity 1 Portfolio (1)	0.23%	—	—	—	—
U.S. Core Equity 2 Portfolio (1)	0.26%	—	—	—	—
U.S. Vector Equity Portfolio (1)	0.36%	—	—	—	—
U.S. High Relative Profitability Portfolio (4)	0.25%	—	—	—	—
DFA Real Estate Securities Portfolio (1)	0.18%	—	21	1,743	5,064
Class R1 Shares
U.S. Targeted Value Portfolio (5)	0.62%	—	—	—	—
Class R2 Shares
U.S. Targeted Value Portfolio (5)	0.77%	—	—	—	—

(1)

The Advisor has contractually agreed to waive all or a portion of its management fee and assume the Portfolio’s ordinary operating expenses (excluding the expenses the Portfolio incurs indirectly through investment in other investment companies) (“Portfolio Expenses”) to the extent necessary to limit the Portfolio Expenses of the Portfolio to the rate listed above as a percentage of average net assets on an annualized basis (the “Expense Limitation Amount”). The Fee Waiver Agreement for the Enhanced U.S. Large Company Portfolio became effective on April 3, 2017.

(2)

Effective February 28, 2021, the Advisor has contractually agreed to permanently waive all or a portion of the management fee of the Portfolio to the extent necessary to limit the total management fees paid to the Advisor by the Portfolio, including the proportionate share of the management fees the Portfolio pays indirectly through its investment in other funds managed by the Advisor, except for the fees paid indirectly through its investment of securities lending cash collateral in The DFA Short Term Investment Fund (the “Money Market Series”), to the rate listed above as a percentage of the average net assets of a class of the Portfolio on an annualized basis (the "Permanent Fee Waiver"). From February 28, 2020 to February 27, 2021, the Permanent Fee Waiver Limit was 0.23%. From July 21, 2015 to February 27, 2020, the Permanent Fee Waiver Limit was 0.25%.

(3)

The Advisor has contractually agreed to waive its management fee and to assume the Portfolio’s Institutional Class Shares’ expenses (excluding the expenses the Portfolio incurs indirectly through investment in other investment companies) (“Portfolio Expenses”) to the extent necessary to limit the Portfolio Expenses of the Institutional Class Shares of the Portfolio to the rate listed above for such class of shares as a percentage of average net assets on an annualized basis (the “Expense Limitation Amount”).

(4)

The Advisor has contractually agreed to waive all or a portion of its management fee and to assume the ordinary operating expenses of a class of the Portfolio (including the expenses that the Portfolio bears as a shareholder of other funds managed by the Advisor, excluding money market funds, but excluding the expenses that the Portfolio incurs indirectly through its investment in unaffiliated investment companies) (“Portfolio Expenses”) to the extent necessary to limit the Portfolio Expenses of a class of the Portfolio to the rate listed above as a percentage of the average net assets of a class of the Portfolio on an annualized basis (the “Expense Limitation Amount”).

(5)

The Advisor has contractually agreed to reduce all or a portion of its management fee and to assume the direct and indirect expenses of the Class R1 shares and Class R2 shares of the Portfolio (excluding the expenses the Portfolio incurs indirectly through investment in other investment companies) (“Portfolio Expenses”) to the extent necessary to limit the Portfolio Expenses of the Class R1 shares and Class R2 shares of the Portfolio to the rate listed above for such class of shares as a percentage of average net assets (the “Expense Limitation Amount”).

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Earned Income Credit:

Additionally, the following Portfolio has entered into an arrangement with its custodian whereby net interest earned on uninvested cash balances was used to reduce a portion of the Portfolio’s custody expenses. Custody expense in the accompanying financial statements is presented before reduction for credits. The impact of such credits is generally less than one basis point of the Portfolio’s net assets. During the year ended October 31, 2021, expenses reduced were as follows (amount in thousands):

Fees Paid Indirectly
Enhanced U.S. Large Company Portfolio	$11

Fees Paid to Officers and Directors/Trustees:

Certain Officers and Directors of the Advisor are also Officers and Directors of the Fund; however, such Officers and Directors (with the exception of the Chief Compliance Officer (“CCO”)) receive no compensation from the Fund. For the year ended October 31, 2021, the total related amount paid by the Fund to the CCO was $133 (in thousands). The total related amounts paid by each of the Portfolios are included in Other Expenses on the Statements of Operations.

D. Deferred Compensation:

As of October 31, 2021, the total liability for deferred compensation to Directors is included in Accrued Expenses and Other Liabilities on the Statements of Assets and Liabilities as follows (amounts in thousands):

Enhanced U.S. Large Company Portfolio	$11
U.S. Large Cap Equity Portfolio	26
U.S. Large Cap Value Portfolio	577
U.S. Targeted Value Portfolio	235
U.S. Small Cap Value Portfolio	435
U.S. Core Equity 1 Portfolio	484
U.S. Core Equity 2 Portfolio	571
U.S. Vector Equity Portfolio	120
U.S. Small Cap Portfolio	365
U.S. Micro Cap Portfolio	203
U.S. High Relative Profitability Portfolio	38
DFA Real Estate Securities Portfolio	225

E. Purchases and Sales of Securities:

For the year ended October 31, 2021, the Portfolios’ transactions related to investment securities, other than short-term securities, in-kind redemptions and U.S. government securities (with respect to the Equity Portfolios) (amounts in thousands), were as follows:

	U.S. Government Securities		Other Investment Securities
	Purchases	Sales	Purchases	Sales
Enhanced U.S. Large Company Portfolio	$93,703	$64,130	$237,596	$186,554
U.S. Large Cap Equity Portfolio	—	—	140,781	281,223
U.S. Targeted Value Portfolio	—	—	1,466,700	3,145,311
U.S. Small Cap Value Portfolio	—	—	3,068,731	5,036,721
U.S. Core Equity 1 Portfolio	—	—	1,105,266	2,371,137
U.S. Core Equity 2 Portfolio	—	—	1,672,033	3,317,059
U.S. Vector Equity Portfolio	—	—	477,324	707,993

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	U.S. Government Securities		Other Investment Securities
	Purchases	Sales	Purchases	Sales
U.S. Small Cap Portfolio	—	—	$1,858,885	$4,939,075
U.S. Micro Cap Portfolio	—	—	1,354,005	1,998,754
U.S. High Relative Profitability Portfolio	—	—	1,483,630	606,007
DFA Real Estate Securities Portfolio	—	—	521,909	827,228

For the year ended October 31, 2021, transactions related to Affiliated Investment Companies, excluding in-kind redemptions, are presented below.

The amounts presented below may differ from the respective amounts presented in the corresponding Schedule of Investments/Summary Schedule of Portfolio Holdings, Statements of Assets and Liabilities or Statements of Operations due to rounding. The amounts are as follows (amounts in thousands):

	Balance at October 31, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ Depreciation	Balance at October 31, 2021	Shares as of October 31, 2021	Dividend Income	Capital Gain Distributions
Enhanced U.S. Large Company Portfolio
The DFA Short Term Investment Fund	$10,071	$119,408	$125,815	—	—	$3,664	317	$2	—

Total	$10,071	$119,408	$125,815	—	—	$3,664	317	$2	—

U.S. Large Cap Equity Portfolio
The DFA Short Term Investment Fund	$7,230	$282,356	$278,924	$(3)	$(2)	$10,657	921	$13	—

Total	$7,230	$282,356	$278,924	$(3)	$(2)	$10,657	921	$13	—

U.S. Targeted Value Portfolio
The DFA Short Term Investment Fund	$264,862	$3,630,126	$3,356,215	$(19)	$(24)	$538,730	46,563	$229	—

Total	$264,862	$3,630,126	$3,356,215	$(19)	$(24)	$538,730	46,563	$229	—

U.S. Small Cap Value Portfolio
The DFA Short Term Investment Fund	$361,122	$2,554,466	$2,507,147	$(6)	$(18)	$408,417	35,300	$236	—

Total	$361,122	$2,554,466	$2,507,147	$(6)	$(18)	$408,417	35,300	$236	—

U.S. Core Equity 1 Portfolio
The DFA Short Term Investment Fund	$343,800	$2,733,827	$2,675,559	$6	$(42)	$402,032	34,748	$217	—

Total	$343,800	$2,733,827	$2,675,559	$6	$(42)	$402,032	34,748	$217	—

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	Balance at October 31, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ Depreciation	Balance at October 31, 2021	Shares as of October 31, 2021	Dividend Income	Capital Gain Distributions
U.S. Core Equity 2 Portfolio
The DFA Short Term Investment Fund	$424,201	$2,868,803	$2,752,266	$5	$(46)	$540,697	46,733	$283	—

Total	$424,201	$2,868,803	$2,752,266	$5	$(46)	$540,697	46,733	$283	—

U.S. Vector Equity Portfolio
The DFA Short Term Investment Fund	$142,157	$978,931	$987,076	$(10)	$(6)	$133,996	11,581	$84	—

Total	$142,157	$978,931	$987,076	$(10)	$(6)	$133,996	11,581	$84	—

U.S. Small Cap Portfolio
The DFA Short Term Investment Fund	$693,347	$4,048,132	$4,011,948	$(15)	$(46)	$729,470	63,048	$475	—

Total	$693,347	$4,048,132	$4,011,948	$(15)	$(46)	$729,470	63,048	$475	—

U.S. Micro Cap Portfolio
The DFA Short Term Investment Fund	$306,205	$2,093,046	$1,977,325	$(21)	$(10)	$421,895	36,465	$237	—

Total	$306,205	$2,093,046	$1,977,325	$(21)	$(10)	$421,895	36,465	$237	—

U.S. High Relative Profitability Portfolio
The DFA Short Term Investment Fund	$19,518	$151,729	$171,246	—	$(1)	—	—	—	—

Total	$19,518	$151,729	$171,246	—	$(1)	—	—	—	—

DFA Real Estate Securities Portfolio
The DFA Short Term Investment Fund	$211,145	$2,452,384	$2,477,318	$(14)	$(7)	$186,190	16,092	$147	—

Total	$211,145	$2,452,384	$2,477,318	$(14)	$(7)	$186,190	16,092	$147	—

F. Federal Income Taxes:

Each Portfolio has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for federal income tax purposes and to distribute substantially all of its taxable income and net capital gains to its shareholders. Accordingly, no provision has been made for federal income taxes.

Distributions from net investment income and net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent that these differences are permanent, they are charged or credited to paid-in capital or distributable earnings as appropriate, in the period that the differences arise. Accordingly, the permanent differences as of October 31, 2021, can occur as a result of realized gains on securities considered to be “passive foreign investment companies,” non-deductible expenses, realized foreign capital gains tax, the use of accumulated

88

earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction for income tax purposes, net foreign currency gains/losses, distributions received from real estate investment trusts and distribution redesignations, and were reclassified to the accounts mentioned above. These reclassifications had no effect on net assets or net asset value per share.

The tax character of dividends and distributions declared and paid during the years ended October 31, 2020, and October 31, 2021, were as follows (amounts in thousands):

	Net Investment Income and Short-Term Capital Gains	Long-Term Capital Gains	Tax Exempt Income	Total
Enhanced U.S. Large Company Portfolio
2020	$16,363	$18,585	—	$34,948
2021	13,853	16,475	—	30,328
U.S. Large Cap Equity Portfolio
2020	27,356	2,832	—	30,188
2021	27,774	—	—	27,774
U.S. Large Cap Value Portfolio
2020	481,285	553,382	—	1,034,667
2021	401,298	—	—	401,298
U.S. Targeted Value Portfolio
2020	144,747	273,175	—	417,922
2021	188,761	—	—	188,761
U.S. Small Cap Value Portfolio
2020	154,869	231,582	—	386,451
2021	282,350	—	—	282,350
U.S. Core Equity 1 Portfolio
2020	396,684	447,425	—	844,109
2021	396,375	—	—	396,375
U.S. Core Equity 2 Portfolio
2020	404,026	605,970	—	1,009,996
2021	403,126	—	—	403,126
U.S. Vector Equity Portfolio
2020	58,715	80,129	—	138,844
2021	59,880	—	—	59,880
U.S. Small Cap Portfolio
2020	160,316	405,787	—	566,103
2021	191,244	—	—	191,244
U.S. Micro Cap Portfolio
2020	49,023	132,276	—	181,299
2021	65,320	—	—	65,320
U.S. High Relative Profitability Portfolio
2020	40,427	—	—	40,427
2021	70,633	—	—	70,633
DFA Real Estate Securities Portfolio
2020	219,888	14,211	—	234,099
2021	222,133	28,472	—	250,605

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As of October 31, 2021, the following net investment income and short-term capital gains and long-term capital gains distributions designated for federal income tax purposes are due to the use of accumulated earnings and profits distributed to shareholders upon redemption of shares (amounts in thousands):

	Net Investment Income and Short-Term Capital Gains	Long-Term Capital Gains	Total
Enhanced U.S. Large Company Portfolio	$(6,335)	$(14,587)	$(20,922)
U.S. Large Cap Equity Portfolio	(1,828)	(5,298)	(7,126)
U.S. Large Cap Value Portfolio	(42,941)	(41,781)	(84,722)
U.S. Targeted Value Portfolio	(26,996)	(109,097)	(136,093)
U.S. Small Cap Value Portfolio	(32,234)	(168,043)	(200,277)
U.S. Core Equity 1 Portfolio	(30,464)	(45,998)	(76,462)
U.S. Core Equity 2 Portfolio	(46,009)	(72,093)	(118,102)
U.S. Vector Equity Portfolio	(8,005)	(21,668)	(29,673)
U.S. Small Cap Portfolio	(7,371)	(121,832)	(129,203)
U.S. Micro Cap Portfolio	(1,852)	(60,415)	(62,267)
U.S. High Relative Profitability Portfolio	(8,260)	(2,281)	(10,541)
DFA Real Estate Securities Portfolio	(12,982)	—	(12,982)

As of October 31, 2021, the components of distributable earnings (accumulated losses) were as follows (amounts in thousands):

	Undistributed Net Investment Income and Short-Term Capital Gains	Undistributed Long-Term Capital Gains	Unrealized Appreciation (Depreciation)	Total Net Distributable Earnings (Accumulated Losses)
Enhanced U.S. Large Company Portfolio	$56,547	$76,606	$(2,366)	$130,787
U.S. Large Cap Equity Portfolio	—	65,510	1,118,349	1,183,859
U.S. Large Cap Value Portfolio	3,129	665,495	10,740,566	11,409,190
U.S. Targeted Value Portfolio	83,374	726,719	4,577,095	5,387,188
U.S. Small Cap Value Portfolio	123,325	1,148,146	5,786,050	7,057,521
U.S. Core Equity 1 Portfolio	—	865,683	19,656,685	20,522,368
U.S. Core Equity 2 Portfolio	25,049	1,246,047	20,369,182	21,640,278
U.S. Vector Equity Portfolio	14,515	309,253	2,739,749	3,063,517
U.S. Small Cap Portfolio	—	848,751	8,272,675	9,121,426
U.S. Micro Cap Portfolio	—	674,878	3,601,647	4,276,525
U.S. High Relative Profitability Portfolio	7,160	110,029	1,600,233	1,717,422
DFA Real Estate Securities Portfolio	93,898	96,126	5,118,441	5,308,465

For federal income tax purposes, the Fund measures its capital loss carryforwards annually at October 31, its fiscal year end. Capital loss carryforwards may be carried forward and applied against future capital gains. As of October 31, 2021, the Portfolios did not have any capital loss carryforwards available to offset future realized capital gains.

During the year ended October 31, 2021, the following Portfolios used the following capital loss carryforwards to offset realized capital gains for federal income tax purposes (amounts in thousands):

U.S. Large Cap Equity Portfolio	$6,619
U.S. Large Cap Value Portfolio	505,285
U.S. Targeted Value Portfolio	195,289
U.S. Small Cap Value Portfolio	572,029

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U.S. Core Equity 1 Portfolio	$151,063
U.S. Core Equity 2 Portfolio	152,348
U.S. Vector Equity Portfolio	23,852
U.S. Small Cap Portfolio	295,476
U.S. Micro Cap Portfolio	27,303
U.S. High Relative Profitability Portfolio	22,636

As of October 31, 2021, the total cost and aggregate gross unrealized appreciation (depreciation) of securities for federal income tax purposes were different from amounts reported for financial reporting purposes, as follows (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Enhanced U.S. Large Company Portfolio	$419,555	$14,122	$(16,501)	$(2,379)
U.S. Large Cap Equity Portfolio	1,091,066	1,134,207	(15,858)	1,118,349
U.S. Large Cap Value Portfolio	14,569,577	10,740,566	—	10,740,566
U.S. Targeted Value Portfolio	8,687,604	4,970,953	(393,846)	4,577,107
U.S. Small Cap Value Portfolio	9,771,814	6,050,165	(264,116)	5,786,049
U.S. Core Equity 1 Portfolio	14,104,486	20,141,898	(485,210)	19,656,688
U.S. Core Equity 2 Portfolio	15,314,231	20,821,078	(451,896)	20,369,182
U.S. Vector Equity Portfolio	2,578,178	2,825,551	(85,801)	2,739,750
U.S. Small Cap Portfolio	9,163,326	8,444,123	(171,449)	8,272,674
U.S. Micro Cap Portfolio	4,229,600	3,654,205	(52,560)	3,601,645
U.S. High Relative Profitability Portfolio	4,222,065	1,676,751	(76,518)	1,600,233
DFA Real Estate Securities Portfolio	6,277,406	5,380,112	(261,671)	5,118,441

The difference between GAAP-basis and tax-basis unrealized gains (losses) can occur as a result of wash sales and net mark to market gains (losses) on regulated futures contracts, net mark-to-market gain/loss on foreign currency contracts, and differences in the tax treatment of passive foreign investment company investments.

ASC 740 Accounting for Uncertainty in Income Taxes sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed the Portfolios’ tax positions and has concluded that no additional provision for income tax is required in the Portfolios’ financial statements. The Portfolios are not aware of any tax positions for which it is more likely than not that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Portfolios’ federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

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G. Capital Share Transactions:

The capital share transactions by class were as follows (amounts in thousands):

	Year Ended October 31, 2021		Year Ended October 31, 2020
	Amount	Shares	Amount	Shares
U.S. Targeted Value Portfolio
Class R1 Shares
Shares Issued	$40,799	1,490	$10,059	547
Shares Issued in Lieu of Cash Distributions	889	32	1,803	86
Shares Redeemed	(28,559)	(1,012)	(29,000)	(1,447)

Net Increase (Decrease) — Class R1 Shares	$13,129	510	$(17,138)	(814)

Class R2 Shares
Shares Issued	$17,230	605	$20,468	1,154
Shares Issued in Lieu of Cash Distributions	922	34	2,386	112
Shares Redeemed	(31,502)	(1,173)	(34,297)	(1,677)

Net Increase (Decrease) — Class R2 Shares	$(13,350)	(534)	$(11,443)	(411)

Institutional Class Shares
Shares Issued	$2,355,064	82,989	$2,920,310	174,640
Shares Issued in Lieu of Cash Distributions	179,495	6,573	393,081	18,926
Shares Redeemed	(4,429,257)	(160,274)	(3,583,956)	(202,150)

Net Increase (Decrease) — Institutional Class Shares	$(1,894,698)	(70,712)	$(270,565)	(8,584)

H. Financial Instruments:

In accordance with the Portfolios’ investment objectives and policies, the Portfolios may invest either directly or indirectly (through their investments in a corresponding Master Fund), in certain financial instruments that have off-balance sheet risk in excess of the amounts recognized in the financial statements and concentrations of credit and market risk. These instruments and their significant corresponding risks are described below:

Derivative Financial Instruments:

Summarized below are the specific types of derivative instruments used by the Portfolios.

1. Forward Currency Contracts: The Enhanced U.S. Large Company Portfolio may acquire and sell forward currency contracts to hedge against adverse changes in the relationship of the U.S. dollar to foreign currencies (foreign exchange rate risk) or to transfer balances from one currency to another currency. The Enhanced U.S. Large Company Portfolio may hedge some or all of the currency exposure of its foreign securities by entering into forward currency contracts. The decision to hedge the Enhanced U.S. Large Company Portfolio’s currency exposure with respect to a foreign market will be based primarily on the Portfolio’s existing exposure to a given foreign currency. The Enhanced U.S. Large Company Portfolio typically hedges its foreign currency exposure. Each contract is valued daily and the change in value is recorded by the Portfolio as an unrealized gain or loss, which is presented in the Statements of Operations as the change in unrealized appreciation or depreciation of forward currency contracts. When the contract is closed or offset with the same counterparty, the Portfolio records a realized gain or loss equal to the change in the value of the contract when it was opened and the value at the time it was closed or offset. This is presented in the Statements of Operations as a net realized gain or loss on forward currency contracts. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of foreign currency relative to the U.S. dollar.

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2. Futures Contracts: Each Portfolio listed below may purchase or sell futures contracts and options on futures contracts for equity securities and indices to increase or decrease market exposure based on actual or expected cash inflows to or outflows from the Portfolio. The Enhanced U.S. Large Company Portfolio may also use futures contracts and options thereon to hedge against securities prices or as part of its overall investment strategy. Upon entering into a futures contract, the Portfolios deposit cash or pledge U.S. Government securities to a broker in an amount equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Portfolios as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Portfolios record a realized gain or loss, which is presented in the Statements of Operations as a net realized gain or loss on futures, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Risks may arise upon entrance into futures contracts from potential imperfect price correlations between the futures contracts and the underlying securities, from the possibility of an illiquid secondary market for these instruments and from the possibility that the Portfolio could lose more than the initial margin requirements. The Portfolios entering into stock index futures are subject to equity price risk from those futures contracts. Counterparty credit risk related to exchange-traded futures is minimal because the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

Securities have been segregated as collateral for open futures contracts.

The average volume (based on the open positions at each fiscal month-end) of derivative activity for the year ended October 31, 2021 was as follows (amounts in thousands):

	Forward Currency Contracts*	Futures**
Enhanced U.S. Large Company Portfolio	$187,675	$407,284
U.S. Targeted Value Portfolio	—	101,890
U.S. Small Cap Value Portfolio	—	137,605
U.S. Core Equity 1 Portfolio	—	247,927
U.S. Core Equity 2 Portfolio	—	256,640
U.S. Vector Equity Portfolio	—	34,863
U.S. Small Cap Portfolio	—	114,308
U.S. Micro Cap Portfolio	—	64,981
U.S. High Relative Profitability Portfolio	—	33,519
DFA Real Estate Securities Portfolio	—	73,443

*	Average amount of Currency Purchased/Sold in USD
**	Average Notional Value of futures contracts

The following is a summary of the Portfolios’ derivative instrument holdings categorized by primary risk exposure as of October 31, 2021 (amounts in thousands):

	Asset Derivatives Value
	Total Value at October 31, 2021	Forward Currency Contracts (1)	Equity Contracts*,(2)
Enhanced U.S. Large Company Portfolio	$12,725	$40	$12,685
U.S. Targeted Value Portfolio	2,762	—	2,762
U.S. Small Cap Value Portfolio	3,235	—	3,235
U.S. Core Equity 1 Portfolio	6,702	—	6,702
U.S. Core Equity 2 Portfolio	6,716	—	6,716

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	Asset Derivatives Value
	Total Value at October 31, 2021	Forward Currency Contracts (1)	Equity Contracts *,(2)
U.S. Vector Equity Portfolio	$853	—	$853
U.S. Small Cap Portfolio	5,689	—	5,689
U.S. Micro Cap Portfolio	1,870	—	1,870
U.S. High Relative Profitability Portfolio	942	—	942
DFA Real Estate Securities Portfolio	2,399	—	2,399

	Liability Derivatives Value
	Total Value at October 31, 2021	Forward Currency Contracts (3)	Equity Contracts (4)
Enhanced U.S. Large Company Portfolio	$(2,671)	$(2,671)	—
U.S. Micro Cap Portfolio	11	—	$11

(1)	Presented on Statements of Assets and Liabilities as Unrealized Gain on Forward Currency Contracts.
(2)	Presented on Statements of Assets and Liabilities as Receivables or Payables: Futures Margin Variation.
(3)	Presented on Statements of Assets and Liabilities as Unrealized Loss on Forward Currency Contracts.
(4)	Presented on Statements of Assets and Liabilities as Receivables or Payables: Futures Margin Variation.
*	Includes cumulative appreciation (depreciation) of futures contracts. Only current day’s margin variation is reported within the Statements of Assets and Liabilities.

The following is a summary of the realized and change in unrealized gains and losses from the Portfolios’ derivative instrument holdings categorized by primary risk exposure for the year ended October 31, 2021 (amounts in thousands):

	Realized Gain (Loss) on Derivatives
	Total	Forward Currency Contracts (1)	Equity Contracts (2)
Enhanced U.S. Large Company Portfolio	$119,254	$(2,075)	$121,329
U.S. Targeted Value Portfolio	31,099	—	31,099
U.S. Small Cap Value Portfolio	35,883	—	35,883
U.S. Core Equity 1 Portfolio	74,671	—	74,671
U.S. Core Equity 2 Portfolio	77,878	—	77,878
U.S. Vector Equity Portfolio	10,622	—	10,622
U.S. Small Cap Portfolio	29,482	—	29,482
U.S. Micro Cap Portfolio	16,057	—	16,057
U.S. High Relative Profitability Portfolio	10,476	—	10,476
DFA Real Estate Securities Portfolio	21,701	—	21,701

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	Change in Unrealized Appreciation (Depreciation) on Derivatives
	Total	Forward Currency Contracts (3)	Equity Contracts (4)
Enhanced U.S. Large Company Portfolio	$26,332	$(3,235)	$29,567
U.S. Targeted Value Portfolio	5,644	—	5,644
U.S. Small Cap Value Portfolio	6,558	—	6,558
U.S. Core Equity 1 Portfolio	12,449	—	12,449
U.S. Core Equity 2 Portfolio	10,410	—	10,410
U.S. Vector Equity Portfolio	1,490	—	1,490
U.S. Small Cap Portfolio	7,732	—	7,732
U.S. Micro Cap Portfolio	3,108	—	3,108
U.S. High Relative Profitability Portfolio	1,528	—	1,528
DFA Real Estate Securities Portfolio	3,785	—	3,785

(1)	Presented on Statements of Operations as Net Realized Gain (Loss) on: Forward Currency Contracts.
(2)	Presented on Statements of Operations as Net Realized Gain (Loss) on: Futures.
(3)	Presented on Statements of Operations as Change in Unrealized Appreciation (Depreciation) of: Forward Currency Contracts.
(4)	Presented on Statements of Operations as Change in Unrealized Appreciation (Depreciation) of: Futures.

Offsetting of Derivative Assets and Derivative Liabilities

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund entered into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or a similar agreement with certain of its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter (OTC) derivatives and forward currency contracts and typically contains, among other things, provisions in the event of a default and/or termination event and may also include collateral posting items. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted, if any, and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out), including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency, or other events.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities.

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The following table presents the Portfolios’ gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Portfolios as of October 31, 2021 (amounts in thousands):

Description	Gross Amounts of Recognized Assets (a)	Net Amounts of Assets Presented in the Statements of Assets and Liabilities	Gross Amounts Not Offset in the Statements of Assets and Liabilities		Net Amount (c)	Gross Amounts of Recognized Liabilities Financial (a)	Net Amounts of Liabilities Presented in the Statements of Assets and Liabilities	Gross Amounts Not Offset in the Statements of Assets and Liabilities		Net Amount (e)
			Financial Instruments (b)	Cash Collateral Received				Financial Instruments (d)	Cash Collateral Pledged
	Assets					Liabilities
Enhanced U.S. Large Company Portfolio
Citibank NA	—	—	—	—	—	$26	$26	—	—	$26
Bank of America Corp	—	—	—	—	—	771	771	—	—	771
State Street Bank and Trust	—	—	—	—	—	1,829	1,829	—	—	1,829
Royal Bank of Canada	$6	$6	—	—	$6	—	—	—	—	—
Morgan Stanley and Co. International	34	34	$(34)	—	—	45	45	$(34)	—	11
Goldman Sachs International	—	—	—	—	—	—	—	—	—	—

Total	$40	$40	$(34)	—	$6	$2,671	$2,671	$(34)	—	$2,637

(a)	No amounts have been netted against the gross amounts recognized in the Statements of Assets and Liabilities.
(b)

Represents the amount of assets that could be offset by liabilities with the same counterparty under master netting or similar agreements that management elects not to offset on the Statements of Assets and Liabilities.

(c)	Represents the net amount due from counterparties in the event of default.
(d)

Represents the amount of liabilities that could be offset by assets with the same counterparty under master netting or similar agreements that management elects not to offset on the Statements of Assets and Liabilities.

(e)	Represents the net amount due to counterparties in the event of default.

I. Line of Credit and Interfund Lending Program:

The Fund, together with other Dimensional-advised portfolios, has entered into a $500 million uncommitted, unsecured discretionary line of credit effective April 7, 2021, with its domestic custodian bank. A line of credit with similar terms was in effect through April 7, 2021. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The agreement for the line of credit expires on April 6, 2022.

The Fund, together with other Dimensional-advised portfolios, has also entered into an additional $700 million unsecured line of credit with its international custodian bank effective January 2, 2021. A line of credit with similar terms was in effect through January 2, 2021. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $700 million in the aggregate. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. There is no commitment fee on the unused portion of the line of credit. The line of credit agreement expires on January 1, 2022.

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For the year ended October 31, 2021, borrowings by the following Portfolios under the lines of credit were as follows (amounts in thousands, except percentages and days):

	Weighted Average Interest Rate	Weighted Average Loan Balance	Number of Days Outstanding*	Interest Expense Incurred	Maximum Amount Borrowed During the Period	Outstanding Borrowings as of 10/31/2021
U.S. Large Cap Equity Portfolio	0.82%	$8,145	14	$3	$18,842	—
U.S. Small Cap Portfolio	0.84%	21,715	14	7	56,443	—
U.S. Micro Cap Portfolio	0.84%	6,721	5	1	9,158	—

*	Number of Days Outstanding represents the total of single or consecutive days during the year ended October 31, 2021, that each Portfolio’s available line of credit was used.

Pursuant to an exemptive order issued by the SEC (the “Order”), the Portfolios may participate in an interfund lending program among certain portfolios managed by the Advisor (portfolios that operate as feeder funds do not participate in the program). The program allows the participating portfolios to borrow money from and loan money to each other for temporary or emergency purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending portfolios as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a portfolio may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice.

The Portfolios did not use the interfund lending program during the year ended October 31, 2021.

J. Affiliated Trades:

Cross trades for the year ended October 31, 2021, if any, were executed by the Portfolios pursuant to procedures adopted by the Board of Directors of the Fund to ensure compliance with Rule 17a-7 under the Investment Company Act of 1940 (the “1940 Act”). Cross trading is the buying or selling of portfolio securities between series of investment companies, or between a series of an investment company and another entity, that are or could be considered affiliates by virtue of having a common investment advisor (or affiliated investment advisors), common Directors and/or common Officers. At its regularly scheduled meetings, the CCO certifies to the Board that the 17a-7 transactions entered into by the Portfolios complied with the Rule 17a-7 Procedures adopted by the Board of Directors of the Fund.

For the year ended October 31, 2021, cross trades by the Portfolios under Rule 17a-7 were as follows (amounts in thousands):

Portfolio	Purchases	Sales	Realized Gain (Loss)
U.S. Large Cap Equity Portfolio	$32,774	$70,299	$16,929
U.S. Targeted Value Portfolio	427,187	292,384	22,417
U.S. Small Cap Value Portfolio	663,930	486,790	78,097
U.S. Core Equity 1 Portfolio	202,522	189,754	15,708
U.S. Core Equity 2 Portfolio	144,009	279,867	36,659
U.S. Vector Equity Portfolio	62,804	177,207	56,941
U.S. Small Cap Portfolio	156,014	553,472	(59,535)
U.S. Micro Cap Portfolio	260,590	300,711	(52,055)
U.S. High Relative Profitability Portfolio	145,730	79,153	11,364
DFA Real Estate Securities Portfolio	2,251	74,469	7,254

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K. Securities Lending:

As of October 31, 2021, some of the Portfolios had securities on loan to brokers/dealers, for which each such Portfolio received cash collateral. In addition, the Portfolios received non-cash collateral consisting of short- and/or long-term U.S. Treasuries and U.S. government agency securities as follows (amounts in thousands):

Non-Cash Collateral Market Value
U.S. Large Cap Equity Portfolio	$28,797
U.S. Targeted Value Portfolio	209,063
U.S. Small Cap Value Portfolio	289,975
U.S. Core Equity 1 Portfolio	570,046
U.S. Core Equity 2 Portfolio	676,048
U.S. Vector Equity Portfolio	124,725
U.S. Small Cap Portfolio	504,899
U.S. Micro Cap Portfolio	209,192
U.S. High Relative Profitability Portfolio	139,708
DFA Real Estate Securities Portfolio	152,334

Each Portfolio invests the cash collateral, as described below, and records a liability for the return of the collateral, during the period the securities are on loan. Loans of securities are expected at all times to be secured by collateral in an amount (i) equal to at least 100% of the current market value of the loaned securities with respect to securities of the U.S. government or its agencies, (ii) generally equal to 102% of the current market value of the loaned securities with respect to U.S. securities, and (iii) generally equal to 105% of the current market value of the loaned securities with respect to foreign securities. However, daily market fluctuations could cause the Portfolio’s collateral to be lower or higher than the expected thresholds. If this were to occur, the collateral would be adjusted the next business day to ensure adequate collateralization. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. If the borrower fails to return loaned securities, cash collateral being maintained by the borrower is insufficient to cover the value of loaned securities, and such collateral insufficiency is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Portfolio or, at the option of the lending agent, to replace the securities. In the event of the bankruptcy of the borrower, a Portfolio could experience delay in recovering the loaned securities or only recover cash or a security of equivalent value.

Subject to their stated investment policies, each Portfolio with securities on loan will generally invest the cash collateral received for the loaned securities in the DFA Short Term Investment Fund (the “Money Market Series”), an affiliated registered money market fund advised by the Advisor for which the Advisor receives a management fee of 0.05% of the average daily net assets of the Money Market Series. Income received from the Money Market Series is netted with fees for securities lending and collateral investment expenses and with other payments to and from borrowers of securities. Each Portfolio also may invest the cash collateral received for the loaned securities in securities of the U.S. government or its agencies, repurchase agreements collateralized by securities of the U.S. government or its agencies, and affiliated or unaffiliated money market funds that are registered or unregistered. For purposes of this paragraph, agencies include both agency debentures and agency mortgage-backed securities. Additionally, each Portfolio will be able to terminate the loan at any time and will receive reasonable interest on the loan, as well as amounts equal to any dividends, interest or, other distributions on the loaned securities. However, dividend income received from loaned securities may not be eligible for taxation at qualified dividend income rates.

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The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of October 31, 2021 (amounts in thousands):

	Remaining Contractual Maturity of the Agreements As of October 31, 2021
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
Enhanced U.S. Large Company Portfolio
Bonds	$3,664	—	—	—	$3,664
U.S. Large Cap Equity Portfolio
Common Stocks	10,666	—	—	—	10,666
U.S. Targeted Value Portfolio
Common Stocks, Preferred Stocks	538,941	—	—	—	538,941
U.S. Small Cap Value Portfolio
Common Stocks, Preferred Stocks	408,339	—	—	—	408,339
U.S. Core Equity 1 Portfolio
Common Stocks, Preferred Stocks	402,328	—	—	—	402,328
U.S. Core Equity 2 Portfolio
Common Stocks, Preferred Stocks	540,968	—	—	—	540,968
U.S. Vector Equity Portfolio
Common Stocks, Preferred Stocks	134,041	—	—	—	134,041
U.S. Small Cap Portfolio
Common Stocks, Preferred Stocks, Rights/Warrants	729,816	—	—	—	729,816
U.S. Micro Cap Portfolio
Common Stocks, Preferred Stocks, Rights/Warrants	421,892	—	—	—	421,892
U.S. High Relative Profitability Portfolio
Common Stocks	6	—	—	—	6
DFA Real Estate Securities Portfolio
Common Stocks	186,319	—	—	—	186,319

L. Shareholder Servicing Fees:

The Class R1 Shares pay a shareholder servicing fee in an amount up to 0.10% and Class R2 Shares pay a shareholder servicing fee in an amount up to 0.25% of their annual average net assets to compensate service agents that provide shareholder servicing, record keeping, account maintenance and other services to investors in U. S. Targeted Value Portfolio Class R1 and Class R2 Shares.

M. Indemnitees; Contractual Obligations:

Under the Fund’s organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund.

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

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N. In-Kind Redemptions:

During the year ended October 31, 2021, the Portfolios listed below realized net gains (losses) on in-kind redemptions as follows (amounts in thousands):

U.S. Large Cap Equity Portfolio	$11,793
U.S. Micro Cap Portfolio	$7,153

O. Recently Issued Accounting Standards and Regulations:

In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. In January 2021, the FASB issued ASU No. 2021-01, with further amendments to Topic 848. The amendments in the ASUs provide optional temporary accounting recognition and financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the LIBOR and other interbank-offered based reference rates as of the end of 2021 and 2023. The ASUs are effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management has reviewed the requirements and believes the adoption of these ASUs will not have a material impact on the Portfolios’ financial statements.

In October 2020, the SEC adopted new regulations governing the use of derivatives by registered investment companies. Rule 18f-4 (the “Derivatives Rule”) imposes limits on the amount of derivatives contracts the Portfolios could enter, eliminate the asset segregation framework currently used by the Portfolios to comply with Section 18 of the 1940 Act, and require funds whose use of derivatives is more than a limited specified exposure to establish and maintain a derivatives risk management program and appoint a derivatives risk manager. The Derivatives Rule became effective February 19, 2021 and the Portfolios are required to comply on August 19, 2022. Management is currently evaluating the effect, if any, the Derivatives Rule will have on the Portfolios.

On December 3, 2020, the SEC adopted new Rule 2a-5 (the “Valuation Rule”) under the Investment Company Act of 1940, establishing an updated regulatory framework for fund valuation. The Valuation Rule, in part, provides a framework for good faith fair value determination and permits a Board to designate fair value determinations to a fund’s investment adviser. Further, the SEC is rescinding previously issued guidance on related issues. The Valuation Rule became effective on March 8, 2021, with a compliance date of September 8, 2022. Management is currently evaluating the Valuation Rule and its effect on the Portfolios.

P. Coronavirus (COVID-19) Pandemic:

The ongoing outbreak of the novel coronavirus, COVID-19, has resulted, at times, in market closures, market volatility, liquidity constraints and increased trading costs. Efforts to contain the spread of COVID-19 have resulted in global travel restrictions and disruptions of healthcare systems, business operations and supply chains, layoffs, reduced consumer demand, defaults and credit rating downgrades, and other significant economic impacts. The effects of COVID-19 have impacted global economic activity and may heighten pre-existing political, social and economic risks, domestically or globally. The full impact of the COVID-19 pandemic is unpredictable and may adversely affect a Portfolio’s performance.

Q. Other:

As of October 31, 2021, the following number of shareholders held the following approximate percentages of the Portfolios’ outstanding shares. One or more of the shareholders may be omnibus accounts, which typically hold shares for the benefit of several other underlying investors.

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	Number of Shareholders	Approximate Percentage of Outstanding Shares
Enhanced U.S. Large Company Portfolio-Institutional Class	4	68%
U.S. Large Cap Equity Portfolio-Institutional Class	4	86%
U.S. Large Cap Value Portfolio-Institutional Class	3	66%
U.S. Targeted Value Portfolio-Class R1	2	80%
U.S. Targeted Value Portfolio-Class R2	6	91%
U.S. Targeted Value Portfolio-Institutional Class	3	57%
U.S. Small Cap Value Portfolio-Institutional Class	4	74%
U.S. Core Equity 1 Portfolio-Institutional Class	4	73%
U.S. Core Equity 2 Portfolio-Institutional Class	5	83%
U.S. Vector Equity Portfolio-Institutional Class	4	81%
U.S. Small Cap Portfolio-Institutional Class	3	55%
U.S. Micro Cap Portfolio-Institutional Class	4	78%
U.S. High Relative Profitability Portfolio-Institutional Class	3	86%
DFA Real Estate Securities Portfolio-Institutional Class	4	69%

The Portfolios are subject to claims and suits that arise from time to time in the ordinary course of business (for example, ongoing claw back litigation against former shareholders of portfolio companies that filed for bankruptcy, such as The Tribune Company and Nine West). Although management currently believes that resolving claims against the Portfolios, individually or in aggregate, will not have a material adverse impact on the Portfolios’ financial position, results of operations, or cash flows, these matters are subject to inherent uncertainties and management’s view of these matters may change in the future.

R. Subsequent Event Evaluations:

Management has evaluated the impact of all subsequent events on the Portfolios through the date on which the financial statements were issued and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

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Report of Independent Registered Public Accounting Firm

To the Board of Directors of DFA Investment Dimensions Group Inc. and Shareholders of Enhanced U.S. Large Company Portfolio, U.S. Large Cap Equity Portfolio, U.S. Large Cap Value Portfolio, U.S. Targeted Value Portfolio, U.S. Small Cap Value Portfolio, U.S. Core Equity 1 Portfolio, U.S. Core Equity 2 Portfolio, U.S. Vector Equity Portfolio, U.S. Small Cap Portfolio, U.S. Micro Cap Portfolio, U.S. High Relative Profitability Portfolio and DFA Real Estate Securities Portfolio

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments of Enhanced U.S. Large Company Portfolio and U.S. Large Cap Value Portfolio and summary schedules of portfolio holdings of U.S. Large Cap Equity Portfolio, U.S. Targeted Value Portfolio, U.S. Small Cap Value Portfolio, U.S. Core Equity 1 Portfolio, U.S. Core Equity 2 Portfolio, U.S. Vector Equity Portfolio, U.S. Small Cap Portfolio, U.S. Micro Cap Portfolio, U.S. High Relative Profitability Portfolio and DFA Real Estate Securities Portfolio (twelve of the portfolios constituting DFA Investment Dimensions Group Inc., hereafter collectively referred to as the “Portfolios”) as of October 31, 2021, the related statements of operations for the year ended October 31, 2021, the statements of changes in net assets for each of the two years in the period ended October 31, 2021, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Portfolios as of October 31, 2021, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2021, and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on the Portfolios’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolios in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2021 by correspondence with the custodians, brokers and transfer agents of the investee funds; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 22, 2021

We have served as the auditor of one or more investment companies in Dimensional Fund Advisors L.P. investment company group since 1981.

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DFA INVESTMENT DIMENSIONS GROUP INC.

PERFORMANCE CHARTS

(Unaudited)

DFA Commodity Strategy Portfolio vs.

Bloomberg Commodity Total Return Index

October 31, 2011-October 31, 2021

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Data provided by Bloomberg Finance L.P.

Average Annual Total Return	One Year	Five Years	Ten Years
	45.67%	5.87%	-1.86%

103

MANAGEMENT’S DISCUSSION AND ANALYSIS

Commodity Market Review	12 Months Ended October 31, 2021

For the 12 months ended October 31, 2021, the Bloomberg Commodity Index Total Return returned 43.94%. Energy, agriculture, industrial metals, and livestock returned 83.49%, 43.29%, 39.07%, and 8.64%, respectively. Precious metals was the only sector with negative returns for the period, with a return of -4.60%.

DFA Commodity Strategy Portfolio

The DFA Commodity Strategy Portfolio seeks total return consisting of capital appreciation and current income. The Portfolio generally invests in commodity-linked derivative instruments and fixed income investments. The Portfolio, through its wholly owned subsidiary, Dimensional Cayman Commodity Fund I LTD, gains exposure to commodities markets by investing in derivative instruments such as commodity swap contracts, commodity futures, and other commodity-linked instruments. In pursuing the fixed income portion of the Portfolio’s investment strategy, Dimensional identifies a broadly diversified universe of eligible U.S. and foreign fixed income securities with defined maturity ranges and credit quality characteristics and then seeks to purchase a broad and diverse portfolio of securities meeting these aforementioned standards. The investment strategy uses a variable maturity approach and shifts maturities based on changes in the yield curve. The strategy uses current yields and identifies favorable maturity ranges of expected returns based on potential buy and sell strategies. The weighted average duration of the Portfolio’s fixed income securities was 1.89 years as of October 31, 2021, compared to 0.63 year as of October 31, 2020.

For the 12 months ended October 31, 2021, total returns were 45.67% for the Portfolio and 43.94% for the Bloomberg Commodity Index Total Return. The late rebalance, pre-roll, and varying the commodity weights relative to the benchmark contributed positively to relative performance. The collateral component and varying the expirations of the individual commodity contracts detracted from performance relative to the benchmark. The collateral component of the Portfolio had a longer duration than the three-month U.S. Treasury bill rate payable in the commodity swap contracts. As such, the Portfolio’s longer duration detracted from performance relative to the benchmark as longer duration securities generally underperformed shorter duration securities during the period.

104

DFA INVESTMENT DIMENSIONS GROUP INC.

DFA COMMODITY STRATEGY PORTFOLIO

CONSOLIDATED DISCLOSURE OF FUND EXPENSES

(Unaudited)

The following Expense Table is shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports, among others. Operating expenses and legal and audit services, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs, in dollars, of investing in the fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrates your fund’s costs in two ways.

Actual Fund Return

This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and “Expenses Paid During Period” reflects the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes

This section is intended to help you compare your fund’s costs with those of other mutual funds. The hypothetical “Ending Account Value” and “Expenses Paid During Period” are derived from the fund’s actual expense ratio and an assumed 5% annual return before expenses. In this case, because the return used is not the fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% annual return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table is meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs, if applicable. The “Annualized Expense Ratio” represents the actual expenses for the six-month period indicated.

Six Months Ended October 31, 2021

EXPENSE TABLE

	Beginning Account Value 05/01/21	Ending Account Value 10/31/21	Annualized Expense Ratio (1)	Expenses Paid During Period (1)
DFA Commodity Strategy Portfolio
Actual Fund Return	$1,000.00	$1,154.20	0.32%	$1.74

105

CONSOLIDATED DISCLOSURE OF FUND EXPENSES

CONTINUED

	Beginning Account Value 05/01/21	Ending Account Value 10/31/21	Annualized Expense Ratio (1)	Expenses Paid During Period (1)
Hypothetical 5% Annual Return	$1,000.00	$1,023.59	0.32%	$1.63

(1)

DFA Commodity Strategy Portfolio wholly owns Dimensional Cayman Commodity Fund I, LTD. The expenses shown reflect the consolidated expenses of Dimensional Cayman Commodity Fund I, LTD. and DFA Commodity Strategy Portfolio. Expenses are equal to the fund’s annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (184), then divided by the number of days in the year (365) to reflect the six-month period.

106

DFA INVESTMENT DIMENSIONS GROUP INC.

DFA COMMODITY STRATEGY PORTFOLIO

CONSOLIDATED DISCLOSURE OF PORTFOLIO HOLDINGS

(Unaudited)

The SEC requires that all funds file a complete Schedule of Investments with the SEC for their first and third fiscal quarters as an exhibit to their reports on Form N-PORT. For DFA Investment Dimensions Group Inc., this would be for the fiscal quarters ending January 31 and July 31. Such Form N-PORT filing must be made within 60 days of the end of the quarter. DFA Investment Dimensions Group Inc. filed its most recent Form N-PORT with the SEC on September 24, 2021. They are available upon request, without charge, by calling collect: (512) 306-7400; by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, TX 78746; or by visiting the SEC’s website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The SEC requires that all funds present their categories of portfolio holdings in a table, chart, or graph format in their annual and semi-annual shareholder reports, whether or not a Schedule of Investments is used. The following table, which presents portfolio holdings as a percentage of total investments before short-term investments and collateral for loaned securities, is provided in compliance with this requirement. The categories shown below represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

DFA Commodity Strategy Portfolio
Basic Materials	0.8%
Communications	1.0%
Consumer, Cyclical	2.7%
Consumer, Non-cyclical	2.9%
Energy	4.0%
Financial	22.6%
Foreign Government	11.4%
Industrial	2.3%
Supranational	2.3%
Technology	1.8%
U.S. Government	46.8%
Utilities	1.4%

100.0%

107

DFA COMMODITY STRATEGY PORTFOLIO

CONSOLIDATED SCHEDULE OF INVESTMENTS

October 31, 2021

	Face Amount^		Value†
	(000)
BONDS — (53.1%)
AUSTRALIA — (1.3%)
Australia & New Zealand Banking Group Ltd., Floating Rate Note, 3M USD LIBOR + 0.870%, FRN
(r)Ω 1.001%, 11/23/21		2,000	$2,000,926
Glencore Funding LLC
Ω 4.125%, 03/12/24		2,225	2,363,767
Ω 4.625%, 04/29/24		5,600	6,043,997
New South Wales Treasury Corp.
5.000%, 08/20/24	AUD	13,500	11,173,473

TOTAL AUSTRALIA			21,582,163

AUSTRIA — (0.1%)
Oesterreichische Kontrollbank AG
0.500%, 09/16/24		1,500	1,485,405

CANADA — (13.9%)
Bank of Montreal, Floating Rate Note
(r) SOFR + 0.350%, FRN,
0.399%, 12/08/23		7,525	7,542,533
(r) SOFR + 0.320%, FRN,
0.369%, 07/09/24		2,000	2,004,890
Bank of Nova Scotia
1.900%, 12/02/21	CAD	2,500	2,022,624
1.830%, 04/27/22	CAD	17,000	13,827,885
Bank of Nova Scotia, Floating Rate Note, SOFR +
0.380%, FRN
(r) 0.430%, 07/31/24		1,000	1,001,370
Canada Housing Trust No 1, Floating Rate Note, 3M CDOR + 0.100%, FRN
(r)Ω 0.550%, 09/15/22	CAD	10,000	8,105,608
Canadian Government Bond
2.250%, 03/01/24	CAD	24,000	19,891,338
Canadian Imperial Bank of Commerce
2.040%, 03/21/22	CAD	25,000	20,328,256
Canadian Imperial Bank of Commerce, Floating Rate Note, SOFR + 0.400%, FRN
(r) 0.449%, 12/14/23		3,000	3,008,060

	Face Amount^		Value†
	(000)
CANADA — (Continued)
Canadian Natural Resources Ltd.
2.950%, 01/15/23		750	$768,065
Enbridge, Inc.
4.000%, 10/01/23		7,000	7,361,943
Hydro-Quebec, Floating Rate Note, 3M CDOR + 0.200%, FRN
(r) 0.658%, 04/14/23	CAD	480	390,271
ITC Holdings Corp.
3.650%, 06/15/24		9,000	9,522,521
National Bank of Canada
2.100%, 02/01/23		2,500	2,545,618
# 0.750%, 08/06/24		9,350	9,279,362
Nutrien Ltd.
3.625%, 03/15/24		3,300	3,485,512
Province of Ontario Canada
3.500%, 06/02/24	CAD	35,000	29,805,995
Province of Quebec Canada
2.250%, 02/22/24	CAD	9,000	7,441,435
Royal Bank of Canada
2.333%, 12/05/23	CAD	30,000	24,731,335
Royal Bank of Canada, Floating Rate Note
(r) SOFR + 0.300%, FRN,
0.349%, 01/19/24		1,950	1,952,184
(r) SOFR + 0.360%, FRN,
0.410%, 07/29/24		7,750	7,767,205
Suncor Energy, Inc.
# 2.800%, 05/15/23		6,900	7,106,463
Thomson Reuters Corp.
3.850%, 09/29/24		3,000	3,208,730
Toronto-Dominion Bank
2.850%, 03/08/24	CAD	35,000	29,091,629
0.700%, 09/10/24		4,500	4,465,543
Toronto-Dominion Bank, Floating Rate Note, SOFR + 0.240%, FRN
(r) 0.289%, 01/06/23		3,296	3,299,070

TOTAL CANADA			229,955,445

DENMARK — (0.6%)
Danske Bank AS
Ω 5.000%, 01/12/22		784	790,621
Ω 2.700%, 03/02/22		1,000	1,007,507
Ω 5.375%, 01/12/24		6,132	6,677,034
5.375%, 01/12/24		1,000	1,088,883

TOTAL DENMARK			9,564,045

108

DFA COMMODITY STRATEGY PORTFOLIO

CONTINUED

	Face Amount^		Value†
	(000)
FRANCE — (1.3%)
BNP Paribas SA
Ω 2.950%, 05/23/22		2,000	$2,027,983
Credit Agricole SA
Ω 3.375%, 01/10/22		1,620	1,629,344
3.250%, 10/04/24		5,000	5,287,878
Societe Generale SA
Ω 3.250%, 01/12/22		1,000	1,005,696
Ω 3.875%, 03/28/24		10,500	11,148,857

TOTAL FRANCE			21,099,758

GERMANY — (2.5%)
Bayer U.S. Finance II LLC
Ω 3.875%, 12/15/23		3,500	3,695,049
BMW U.S. Capital LLC, Floating Rate Note, SOFR + 0.530%, FRN
(r)Ω 0.579%, 04/01/24		8,000	8,068,032
Daimler Finance North America LLC
Ω 2.550%, 08/15/22		1,100	1,118,343
Deutsche Bank AG
# 3.950%, 02/27/23		1,695	1,761,224
Kreditanstalt fuer Wiederaufbau
1.250%, 08/28/23	NOK	45,000	5,320,993
1.625%, 04/03/24	NOK	66,860	7,937,345
1.500%, 07/24/24	AUD	8,800	6,633,161
NRW Bank
1.600%, 07/31/24	AUD	4,000	3,007,971
Volkswagen Group of America Finance LLC
Ω 4.000%, 11/12/21		850	850,862
Ω 2.700%, 09/26/22		4,000	4,078,435

TOTAL GERMANY			42,471,415

IRELAND — (0.5%)
AerCap Ireland Capital DAC/AerCap Global Aviation Trust
# 4.875%, 01/16/24		7,500	8,072,099

ITALY — (0.5%)
Republic of Italy Government International Bond
0.875%, 05/06/24		8,000	7,922,704

JAPAN — (1.0%)
American Honda Finance Corp.
1.950%, 05/20/22		1,500	1,513,241
Mizuho Financial Group, Inc.
2.953%, 02/28/22		500	504,143
2.601%, 09/11/22		2,173	2,213,039

	Face Amount^		Value†
	(000)
JAPAN — (Continued)
Nissan Motor Co. Ltd.
# 3.043%, 09/15/23		3,801	$3,930,762
Sumitomo Mitsui Financial Group, Inc.
2.696%, 07/16/24		8,500	8,858,521

TOTAL JAPAN			17,019,706

NETHERLANDS — (1.5%)
Cooperatieve Rabobank UA
Ω 2.625%, 07/22/24		6,940	7,235,074
Cooperatieve Rabobank UA, Floating Rate Note, SOFR + 0.300%, FRN
(r) 0.349%, 01/12/24		6,700	6,719,089
ING Groep NV
3.550%, 04/09/24		5,000	5,309,855
ING Groep NV, Floating Rate Note, 3M USD LIBOR + 1.150%, FRN
(r) 1.282%, 03/29/22		400	401,942
Nederlandse Waterschapsbank NV, Floating Rate Note, 3M USD LIBOR + 0.070%, FRN
(r)Ω 0.186%, 12/15/21		5,000	5,000,531

TOTAL NETHERLANDS			24,666,491

NEW ZEALAND — (2.5%)
New Zealand Government Bond
0.500%, 05/15/24	NZD	57,900	39,901,190
New Zealand Local Government Funding Agency Bond
2.250%, 04/15/24	NZD	1,500	1,069,351

TOTAL NEW ZEALAND			40,970,541

NORWAY — (2.0%)
Norway Government Bond
Ω 3.000%, 03/14/24	NOK	270,000	33,158,169

SPAIN — (0.1%)
Santander Holdings USA, Inc.
3.400%, 01/18/23		2,000	2,058,252

SUPRANATIONAL ORGANIZATION OBLIGATIONS — (2.2%)
Asian Development Bank
1.100%, 08/15/24	AUD	6,200	4,625,800

109

DFA COMMODITY STRATEGY PORTFOLIO

CONTINUED

	Face Amount^		Value†
	(000)
SUPRANATIONAL ORGANIZATION OBLIGATIONS — (Continued)
European Bank for Reconstruction & Development, Floating Rate Note, SOFR + 0.260%, FRN
(r) 0.309%, 08/19/22		1,500	$1,502,430
European Investment Bank
1.500%, 01/26/24	NOK	119,170	14,124,859
Inter-American Development Bank
4.750%, 08/27/24	AUD	1,000	820,615
International Bank for Reconstruction & Development, Floating Rate Note, SOFR + 0.130%, FRN
(r) 0.179%, 01/13/23		8,700	8,706,351
NordicInvestment Bank
0.375%, 09/20/24		7,550	7,455,103

TOTAL SUPRANATIONAL ORGANIZATION OBLIGATIONS			37,235,158

SWEDEN — (3.4%)
Skandinaviska Enskilda Banken AB
Ω 0.650%, 09/09/24		26,136	25,866,276
Svensk Exportkredit AB
0.625%, 10/07/24		10,600	10,521,170
Svensk Exportkredit AB, Floating Rate Note, SOFR + 1.000%, FRN
(r) 1.049%, 05/25/23		19,115	19,378,748

TOTAL SWEDEN			55,766,194

SWITZERLAND — (1.1%)
Credit Suisse AG
3.625%, 09/09/24		6,560	7,012,849
UBS AG, Floating Rate Note, SOFR + 0.360%, FRN
(r)Ω 0.409%, 02/09/24		11,000	11,027,720

TOTAL SWITZERLAND			18,040,569

UNITED KINGDOM — (1.4%)
CNH Industrial Capital LLC
4.375%, 04/05/22		1,360	1,380,587
1.950%, 07/02/23		4,000	4,073,365
HSBC Holdings PLC
3.600%, 05/25/23		3,200	3,344,751

	Face Amount^	Value†
	(000)
UNITED KINGDOM — (Continued)
Lloyds Banking Group PLC
3.000%, 01/11/22	5,400	$5,427,617
NatWest Markets PLC
Ω 2.375%, 05/21/23	2,900	2,974,895
Ω 0.800%, 08/12/24	5,500	5,446,492

TOTAL UNITED KINGDOM		22,647,707

UNITED STATES — (17.2%)
AbbVie, Inc.
2.900%, 11/06/22	6,500	6,647,736
Aetna, Inc.
2.750%, 11/15/22	886	901,273
Air Lease Corp.
2.250%, 01/15/23	2,414	2,456,489
Ally Financial, Inc.
5.125%, 09/30/24	5,000	5,554,132
American Express Co.
2.500%, 08/01/22	3,569	3,617,198
Ares Capital Corp.
4.200%, 06/10/24	7,000	7,451,894
Baker Hughes a GE Co. LLC/Baker Hughes Co-Obligor, Inc.
2.773%, 12/15/22	6,000	6,134,509
Bank of America Corp.
3.300%, 01/11/23	5,000	5,166,476
Boeing Co.
2.200%, 10/30/22	3,500	3,540,094
2.800%, 03/01/23	4,000	4,093,170
Boston Scientific Corp.
# 3.450%, 03/01/24	2,000	2,109,213
Broadcom Corp./Broadcom Cayman Finance Ltd.
3.625%, 01/15/24	8,000	8,423,166
Bunge Ltd. Finance Corp.
3.000%, 09/25/22	2,000	2,040,704
4.350%, 03/15/24	5,000	5,372,654
Cardinal Health, Inc.
3.079%, 06/15/24	9,750	10,231,130
CenterPoint Energy, Inc.
3.850%, 02/01/24	2,000	2,114,520
Charles Schwab Corp., Floating Rate Note, SOFR + 0.500%, FRN
(r) 0.549%, 03/18/24	3,073	3,084,610
CignaCorp.
3.750%, 07/15/23	1,163	1,220,489
Citigroup, Inc.
4.500%, 01/14/22	195	196,560
Discovery Communications LLC
3.800%, 03/13/24	8,000	8,484,484

110

DFA COMMODITY STRATEGY PORTFOLIO

CONTINUED

	Face Amount^	Value†
	(000)
UNITED STATES — (Continued)
Dollar Tree, Inc.
3.700%, 05/15/23	7,278	$7,586,489
Eastman Chemical Co.
3.500%, 12/01/21	400	400,967
eBay, Inc.
2.750%, 01/30/23	3,800	3,894,307
Edison International
2.400%, 09/15/22	2,400	2,429,652
2.950%, 03/15/23	1,522	1,553,317
Energy Transfer LP/Regency Energy Finance Corp.
4.500%, 11/01/23	9,000	9,521,397
General Motors Financial Co., Inc.
3.550%, 07/08/22	1,088	1,110,282
3.250%, 01/05/23	4,350	4,467,910
5.100%, 01/17/24	2,000	2,160,076
Global Payments, Inc.
3.750%, 06/01/23	4,000	4,156,681
Goldman Sachs Group, Inc.
5.750%, 01/24/22	1,000	1,012,414
3.625%, 01/22/23	1,503	1,557,971
# 3.200%, 02/23/23	4,500	4,635,896
Harley-Davidson Financial Services, Inc.
Ω 3.350%, 02/15/23	1,200	1,233,969
Hewlett Packard Enterprise Co.
#* 1.450%, 04/01/24	10,000	10,105,522
JPMorgan Chase & Co.
3.250%, 09/23/22	4,112	4,218,469
Kinder Morgan Energy Partners LP
# 3.950%, 09/01/22	2,120	2,162,843
Kinder Morgan, Inc.
Ω 5.625%, 11/15/23	4,336	4,688,464
Kroger Co.
2.950%, 11/01/21	1,771	1,771,000
LyondellBasell Industries NV
5.750%, 04/15/24	1,200	1,322,957
Marathon Petroleum Corp.
4.500%, 05/01/23	5,670	5,956,048
3.625%, 09/15/24	5,000	5,323,651
Micron Technology, Inc.
2.497%, 04/24/23	7,100	7,295,598
Morgan Stanley
3.125%, 01/23/23	7,700	7,939,658
3.875%, 04/29/24	2,832	3,024,228
Mylan, Inc.
Ω 3.125%, 01/15/23	5,000	5,142,368

	Face Amount^	Value†
	(000)
UNITED STATES — (Continued)
NextEra Energy Capital Holdings, Inc., Floating Rate Note, SOFR + 0.540%, FRN
(r) 0.589%, 03/01/23	7,000	$7,027,300
Penske Truck Leasing Co. LP/PTL Finance Corp.
Ω 4.250%, 01/17/23	4,000	4,166,374
Ω 4.125%, 08/01/23	2,022	2,127,695
Philip Morris International, Inc.
2.900%, 11/15/21	5,159	5,164,005
Raytheon Technologies Corp.
# 3.200%, 03/15/24	4,040	4,246,324
Ryder System, Inc.
# 3.650%, 03/18/24	8,033	8,531,241
Santander Holdings USA, Inc.
3.500%, 06/07/24	4,000	4,223,530
Simon Property Group LP
2.000%, 09/13/24	7,937	8,144,654
Southwest Airlines Co.
4.750%, 05/04/23	4,750	5,026,429
Stellantis NV
5.250%, 04/15/23	7,040	7,481,830
Unum Group
4.000%, 03/15/24	1,119	1,191,002
Valero Energy Corp.
2.700%, 04/15/23	6,000	6,170,412
1.200%, 03/15/24	2,000	2,000,555
Verizon Communications, Inc., Floating Rate Note, SOFR + 0.500%, FRN
(r) 0.549%, 03/22/24	811	814,909
VMware, Inc.
2.950%, 08/21/22	4,000	4,067,060
Waste Management, Inc.
2.400%, 05/15/23	2,207	2,262,232
Wells Fargo & Co.
# 3.300%, 09/09/24	10,000	10,640,960
Williams Cos., Inc.
3.350%, 08/15/22	995	1,009,253
3.700%, 01/15/23	7,000	7,198,021

TOTAL UNITED STATES		285,006,421

TOTAL BONDS		878,722,242

U.S. TREASURY OBLIGATIONS — (46.6%)
U.S. Treasury Notes
0.250%, 03/15/24	17,000	16,850,586
2.125%, 03/31/24	110,000	113,897,266
~ 0.375%, 04/15/24	226,000	224,455,078
« 0.250%, 05/15/24	32,000	31,663,750

111

DFA COMMODITY STRATEGY PORTFOLIO

CONTINUED

		Face Amount^	Value†
		(000)
~	0.250%, 06/15/24	48,000	$47,443,125
~	0.375%, 08/15/24	158,000	156,518,750
	0.375%, 09/15/24	42,000	41,573,437
U.S. Treasury Notes, Floating Rate Note
(r)	3M USTMMR + 0.034%, FRN, 0.089%, 04/30/23	44,000	44,002,697
(r)	3M USTMMR + 0.029%, FRN, 0.084%, 07/31/23	95,000	94,998,314

TOTAL U.S. TREASURY OBLIGATIONS			771,403,003

TOTAL INVESTMENT SECURITIES (Cost $1,658,796,532)			1,650,125,245

	Shares	Value†
SECURITIES LENDING COLLATERAL — (0.3%)
@§ The DFA Short Term
Investment Fund	366,180	$4,236,703

TOTAL INVESTMENTS — (100.0%)
(Cost $1,663,033,196)		$1,654,361,948

As of October 31, 2021, DFA Commodity Strategy Portfolio had entered into the following forward currency contracts and the net unrealized forward currency gain (loss) is reflected in the accompanying consolidated financial statements:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Foreign Exchange Appreciation (Depreciation)
USD	6,979,624	NZD	9,691,244	Bank of America Corp.	11/10/21	$35,559
NZD	563,698	USD	403,078	Goldman Sachs International	11/10/21	829
AUD	487,818	USD	366,575	Bank of America Corp.	01/19/22	474
USD	64,523,840	CAD	79,620,954	HSBC Bank	01/20/22	180,132

	Total Appreciation					$216,994

USD	2,428,602	NZD	3,399,565	Australia & New Zealand Banking Group Ltd.	11/10/21	$(7,288)
USD	6,322,231	NZD	8,827,750	Citibank NA	11/10/21	(3,114)
USD	4,526,374	NZD	6,335,559	JP Morgan	11/10/21	(13,243)
USD	20,616,993	NZD	29,491,447	State Street Bank and Trust	11/10/21	(514,507)
USD	61,218,571	NOK	523,581,075	Bank of America Corp.	01/07/22	(724,126)
USD	95,045,504	CAD	117,626,690	HSBC Bank	01/13/22	(13,849)
CAD	3,341,053	USD	2,707,486	Morgan Stanley and Co. International	01/13/22	(7,433)
USD	6,795,842	AUD	9,042,636	Bank of America Corp.	01/19/22	(8,109)
USD	8,520,447	AUD	11,386,892	BNY Mellon	01/19/22	(47,393)
USD	11,505,195	AUD	15,449,869	State Street Bank and Trust	01/19/22	(119,750)

	Total (Depreciation)					$(1,458,812)

	Total Appreciation (Depreciation)					$(1,241,818)

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As of October 31, 2021, DFA Commodity Strategy Portfolio had entered into the following outstanding futures contracts:

Description	Number of Contracts	Expiration Date	Notional Value	Market Value	Unrealized Appreciation (Depreciation)
Long Position Contracts:
CBOT Corn Futures	200	03/14/22	$5,686,161	$5,762,500	$76,339
CBOT Soybean Futures	76	01/14/22	4,916,879	4,748,100	(168,779)
CBOT Soybean Meal Futures	74	01/14/22	2,531,028	2,444,960	(86,068)
CBOT Soybean Oil Futures	108	01/14/22	3,763,141	3,956,040	192,899
CBOT Wheat Futures	80	03/14/22	3,090,138	3,140,000	49,862
CME Lean Hogs Futures	55	02/14/22	1,639,110	1,730,850	91,740
CME Live Cattle Futures	74	02/28/22	4,023,009	3,973,060	(49,949)
COMEX Copper Futures	52	03/29/22	5,685,839	5,642,000	(43,839)
COMEX Gold 100 Troy Oz. Futures	68	12/29/21	12,303,515	12,130,520	(172,995)
COMEX Silver Futures	28	03/29/22	3,358,548	3,358,880	332
Gasoline RBOB Futures	31	12/31/21	2,735,338	3,018,296	282,958
ICE Brent Crude Oil Futures	112	01/31/22	9,228,100	9,120,160	(107,940)
ICE Gasoil Futures	53	01/12/22	3,475,603	3,735,175	259,572
KCBT Hard Red Winter Wheat Future	46	03/14/22	1,800,452	1,814,700	14,248
LME Nickel Futures	27	01/17/22	2,908,508	3,152,682	244,174
LME Nickel Futures	28	11/15/21	3,307,332	3,280,368	(26,964)
LME Primary Aluminium Futures	91	11/15/21	6,017,523	6,170,369	152,846
LME Primary Aluminum Futures	88	01/17/22	6,292,947	5,979,600	(313,347)
LME Zinc Futures	50	11/15/21	3,738,201	4,302,813	564,612
LME Zinc Futures	48	01/17/22	3,605,916	4,062,300	456,384
NYBOT CSC ’C’ Coffee Futures	53	03/21/22	4,058,990	4,107,168	48,178
Nybot Csc No. 11 World Sugar Futures	151	02/28/22	3,323,757	3,258,942	(64,815)
NYBOT CTN No. 2 Cotton Futures	34	03/09/22	1,844,877	1,890,740	45,863
NYMEX Henry Hub Natural Gas Futures	266	12/29/21	16,244,450	14,707,140	(1,537,310)
NYMEX Light Sweet Crude Oil Future	142	12/20/21	10,550,577	11,612,760	1,062,183
NYMEX NY Harbor ULSD Futures	29	12/31/21	2,785,653	2,998,838	213,185

Total			$128,915,592	$130,098,961	$1,183,369
Short Position contracts:
Lme Nickel Future Nov21 Xlme 20211115	(28)	11/15/21	(3,025,821)	(3,280,368)	(254,547)
LME Nickel Futures	(5)	01/17/22	(586,627)	(583,830)	2,797
Lme Pri Alum Futr Nov21 Xlme 20211115	(91)	11/15/21	(6,504,940)	(6,170,369)	334,571
LME Primary Aluminum Futures.	(15)	01/17/22	(1,028,557)	(1,019,250)	9,307
Lme Zinc Future Nov21 Xlme 20211115	(50)	11/15/21	(3,750,174)	(4,302,812)	(552,638)
LME Zinc Futures	(8)	01/17/22	(673,364)	(677,050)	(3,686)

Total.			$(15,569,483)	$(16,033,679)	$(464,196)

Total Futures Contracts			$113,346,109	$114,065,282	$719,173

As of October 31, 2021, DFA Commodity Strategy Portfolio had entered into the following outstanding Total Return Swaps:

Reference Entity*	Counterparty	Notional Amount		Payments received (paid) by the Fund**	Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value	Unrealized Appreciation (Depreciation)
BofA Merrill Lynch Commodity MLBXPPDM Total Return Index (1)	Bank of America Corp.	USD	202,469,022	3 Month USD UST 13-Week Bill High Discount Rate plus 0.14%	12/22/21	—	—	$(4,766,246)	$(4,766,246)

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Reference Entity*	Counterparty	Notional Amount		Payments received (paid) by the Fund**	Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value	Unrealized Appreciation (Depreciation)
BofA Merrill Lynch Total Return Index (2)	Bank of America Corp.	USD	223,257,314	3 Month USD UST 13-Week Bill High Discount Rate plus 0.19%	12/22/21	—	—	$(5,877,426)	$(5,877,426)
Citi Commodities Pre-Roll RS Total Return Index (3)	Citibank NA	USD	266,325,750	3 Month USD UST 13-Week Bill High Discount Rate plus 0.18%	12/19/21	—	—	(1,356,470)	(1,356,470)
Citi Custom CIVICS H Total Return Index (4)	Citibank NA	USD	123,867,221	3 Month USD UST 13-Week Bill High Discount Rate plus 0.14%	12/19/21	—	—	(485,097)	(485,097)
Credit Suisse Custom 141 Total Return Index (5)	Credit Suisse	USD	228,499,431	3 Month USD UST 13-Week Bill High Discount Rate plus 0.18%	11/21/21	—	—	(5,564,219)	(5,564,219)
Credit Suisse Custom 57 Total Return Index (6)	Credit Suisse	USD	193,538,687	3 Month USD UST 13-Week Bill High Discount Rate plus 0.14%	11/21/21	—	—	(4,265,692)	(4,265,692)
UBS UBSIB190 Custom Strategy (7)	UBS AG	USD	442,441,240	3 Month USD UST 13-Week Bill High Discount Rate plus 0.14%	01/29/22	—	—	(7,297,688)	(7,297,688)

Total						—	—	$(29,612,838)	$(29,612,838)

*	Portfolio receives the price appreciation of the reference entity at maturity.
**	Payments received (paid) by the Fund are exchanged at maturity.

(1) The following table represents the individual positions within the Total Return Swap as of October 31, 2021:

Referenced Commodity — Long Position

Futures Contract	% of Index	Notional Amount
CBOT Soybean Oil Futures	4.02%	$8,115,132
CBOT Corn Futures	6.70%	13,571,077
NYMEX Light Sweet Crude Oil Futures	8.95%	18,116,355
ICE Brent Crude Oil Futures	7.30%	14,784,897
NYBOT CTN No. 2 Cotton Futures	1.47%	2,974,393
COMEX Gold 100 Troy Oz. Futures	11.92%	24,143,724
COMEX Copper Futures	5.74%	11,622,163
NYMEX NY Harbor ULSD Futures	2.29%	4,639,479
NYBOT CSC ‘C’ Coffee Futures	2.81%	5,697,531
KCBT Hard Red Winter Wheat Futures	1.63%	3,292,281
LME Primary Aluminum Futures	4.37%	8,842,403
CME Live Cattle Futures	3.49%	7,073,610
CME Lean Hogs Futures	2.40%	4,863,400
LME Nickel Futures	2.33%	4,724,117

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Futures Contract	% of Index	Notional Amount
LME Zinc Futures	2.90%	5,872,124
NYMEX Henry Hub Natural Gas Futures	7.86%	15,922,307
ICE Gasoil Futures	2.82%	5,705,862
CBOT Soybean Futures	5.80%	11,738,695
NYBOT CSC No. 11 World Sugar Futures	2.86%	5,795,277
COMEX Silver Futures	3.64%	7,365,434
CBOT Soybean Meal Futures	3.12%	6,324,026
CBOT Wheat Futures	2.91%	5,882,956
NYMEX Reformulated Gasoline Blend Futures	2.67%	5,401,779

Total Notional Amount		$202,469,022

(2) The following table represents the individual positions within the Total Return Swap as of October 31, 2021:

Referenced Commodity — Long Position

Futures Contract	% of Index	Notional Amount
CBOT Soybean Oil Futures	4.87%	$10,901,478
CBOT Corn Futures	7.89%	17,618,225
NYMEX Light Sweet Crude Oil Futures	9.03%	20,158,106
ICE Brent Crude Oil Futures	7.52%	16,784,684
NYBOT CTN No. 2 Cotton Futures	1.81%	4,034,509
COMEX Gold 100 Troy Oz. Futures	9.67%	21,596,026
COMEX Copper Futures	5.83%	13,005,310
NYMEX NY Harbor ULSD Futures	1.86%	4,144,921
NYBOT CSC ‘C’ Coffee Futures	2.28%	5,101,141
KCBT Hard Red Winter Wheat Futures	1.31%	2,931,194
LME Primary Aluminum Futures	4.43%	9,890,074
CME Live Cattle Futures	2.81%	6,273,949
CME Lean Hogs Futures	2.92%	6,528,589
LME Nickel Futures	1.89%	4,220,849
LME Zinc Futures	2.35%	5,256,179
NYMEX Henry Hub Natural Gas Futures	7.93%	17,696,545
ICE Gasoil Futures	2.86%	6,375,161
CBOT Soybean Futures	6.97%	15,561,397
NYBOT CSC No. 11 World Sugar Futures	2.90%	6,472,448
COMEX Silver Futures	2.96%	6,599,478
CBOT Soybean Meal Futures	3.74%	8,341,770
CBOT Wheat Futures	2.94%	6,558,763
NYMEX Reformulated Gasoline Blend Futures	3.23%	7,206,518

Total Notional Amount		$223,257,314

(3) The following table represents the individual positions within the Total Return Swap as of October 31, 2021:

Referenced Commodity — Long Position

Futures Contract	% of Index	Notional Amount
CBOT Soybean Oil Futures	4.87%	$13,004,477
CBOT Corn Futures	7.89%	21,016,947
NYMEX Light Sweet Crude Oil Futures	9.03%	24,046,794
ICE Brent Crude Oil Futures	7.52%	20,022,607
NYBOT CTN No. 2 Cotton Futures	1.81%	4,812,804
COMEX Gold 100 Troy Oz. Futures	9.67%	25,762,102

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Futures Contract	% of Index	Notional Amount
COMEX Copper Futures	5.83%	15,514,156
NYMEX NY Harbor ULSD Futures	1.86%	4,944,515
NYBOT CSC ‘C’ Coffee Futures	2.28%	6,085,199
KCBT Hard Red Winter Wheat Futures	1.31%	3,496,649
LME Primary Aluminum Futures	4.43%	11,797,963
CME Live Cattle Futures	2.81%	7,484,252
CME Lean Hogs Futures	2.92%	7,788,015
LME Nickel Futures	1.89%	5,035,091
LME Zinc Futures	2.35%	6,270,146
NYMEX Henry Hub Natural Gas Futures	7.93%	21,110,375
ICE Gasoil Futures	2.86%	7,604,989
CBOT Soybean Futures	6.97%	18,563,337
NYBOT CSC No. 11 World Sugar Futures	2.90%	7,721,044
COMEX Silver Futures	2.96%	7,872,579
CBOT Soybean Meal Futures	3.74%	9,950,976
CBOT Wheat Futures	2.94%	7,824,010
NYMEX Reformulated Gasoline Blend Futures	3.23%	8,596,723

Total Notional Amount		$266,325,750

(4) The following table represents the individual positions within the Total Return Swap as of October 31, 2021:

Referenced Commodity — Long Position

Futures Contract	% of Index	Notional Amount
CBOT Soybean Oil Futures	4.02%	$4,964,703
CBOT Corn Futures	6.70%	8,302,562
NYMEX Light Sweet Crude Oil Futures	8.95%	11,083,288
ICE Brent Crude Oil Futures	7.30%	9,045,157
NYBOT CTN No. 2 Cotton Futures	1.47%	1,819,685
COMEX Gold 100 Troy Oz. Futures	11.92%	14,770,734
COMEX Copper Futures	5.74%	7,110,249
NYMEX NY Harbor ULSD Futures	2.29%	2,838,357
NYBOT CSC ‘C’ Coffee Futures	2.81%	3,485,656
KCBT Hard Red Winter Wheat Futures	1.63%	2,014,163
LME Primary Aluminum Futures	4.37%	5,409,637
CME Live Cattle Futures	3.49%	4,327,518
CME Lean Hogs Futures	2.40%	2,975,348
LME Nickel Futures	2.33%	2,890,137
LME Zinc Futures	2.90%	3,592,469
NYMEX Henry Hub Natural Gas Futures	7.86%	9,741,006
ICE Gasoil Futures	2.82%	3,490,753
CBOT Soybean Futures	5.80%	7,181,541
NYBOT CSC No. 11 World Sugar Futures	2.86%	3,545,455
COMEX Silver Futures	3.64%	4,506,052
CBOT Soybean Meal Futures	3.12%	3,868,935
CBOT Wheat Futures	2.91%	3,599,096
NYMEX Reformulated Gasoline Blend Futures	2.67%	3,304,720

Total Notional Amount		$123,867,221

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(5) The following table represents the individual positions within the Total Return Swap as of October 31, 2021:

Referenced Commodity — Long Position

Futures Contract	% of Index	Notional Amount
CBOT Soybean Oil Futures	4.87%	$11,157,449
CBOT Corn Futures	7.89%	18,031,904
NYMEX Light Sweet Crude Oil Futures	9.03%	20,631,421
ICE Brent Crude Oil Futures	7.52%	17,178,791
NYBOT CTN No. 2 Cotton Futures	1.81%	4,129,240
COMEX Gold 100 Troy Oz. Futures	9.67%	22,103,104
COMEX Copper Futures	5.83%	13,310,676
NYMEX NY Harbor ULSD Futures	1.86%	4,242,244
NYBOT CSC ‘C’ Coffee Futures	2.28%	5,220,916
KCBT Hard Red Winter Wheat Futures	1.31%	3,000,019
LME Primary Aluminum Futures	4.43%	10,122,295
CME Live Cattle Futures	2.81%	6,421,262
CME Lean Hogs Futures	2.92%	6,681,882
LME Nickel Futures	1.89%	4,319,955
LME Zinc Futures	2.35%	5,379,595
NYMEX Henry Hub Natural Gas Futures	7.93%	18,112,063
ICE Gasoil Futures	2.86%	6,524,850
CBOT Soybean Futures	6.97%	15,926,781
NYBOT CSC No. 11 World Sugar Futures	2.90%	6,624,422
COMEX Silver Futures	2.96%	6,754,435
CBOT Soybean Meal Futures	3.74%	8,537,636
CBOT Wheat Futures	2.94%	6,712,763
NYMEX Reformulated Gasoline Blend Futures	3.23%	7,375,728

Total Notional Amount		$228,499,431

(6) The following table represents the individual positions within the Total Return Swap as of October 31, 2021:

Referenced Commodity — Long Position

Futures Contract	% of Index	Notional Amount
CBOT Soybean Oil Futures	4.02%	$7,757,194
CBOT Corn Futures	6.70%	12,972,495
NYMEX Light Sweet Crude Oil Futures	8.95%	17,317,294
ICE Brent Crude Oil Futures	7.30%	14,132,777
NYBOT CTN No. 2 Cotton Futures	1.47%	2,843,201
COMEX Gold 100 Troy Oz. Futures	11.92%	23,078,813
COMEX Copper Futures	5.74%	11,109,543
NYMEX NY Harbor ULSD Futures	2.29%	4,434,845
NYBOT CSC ‘C’ Coffee Futures	2.81%	5,446,229
KCBT Hard Red Winter Wheat Futures	1.63%	3,147,068
LME Primary Aluminum Futures	4.37%	8,452,389
CME Live Cattle Futures	3.49%	6,761,613
CME Lean Hogs Futures	2.40%	4,648,889
LME Nickel Futures	2.33%	4,515,750
LME Zinc Futures	2.90%	5,613,122
NYMEX Henry Hub Natural Gas Futures	7.86%	15,220,019
ICE Gasoil Futures	2.82%	5,454,193
CBOT Soybean Futures	5.80%	11,220,935
NYBOT CSC No. 11 World Sugar Futures	2.86%	5,539,664
COMEX Silver Futures	3.64%	7,040,566
CBOT Soybean Meal Futures	3.12%	6,045,091

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Futures Contract	% of Index	Notional Amount
CBOT Wheat Futures	2.91%	5,623,475
NYMEX Reformulated Gasoline Blend Futures	2.67%	5,163,522

Total Notional Amount		$193,538,687

(7) The following table represents the individual positions within the Total Return Swap as of October 31, 2021:

Referenced Commodity — Long Position

Futures Contract	% of Index	Notional Amount
CBOT Soybean Oil Futures	4.02%	$17,733,421
CBOT Corn Futures	6.70%	29,655,915
NYMEX Light Sweet Crude Oil Futures	8.95%	39,588,390
ICE Brent Crude Oil Futures	7.30%	32,308,391
NYBOT CTN No. 2 Cotton Futures	1.47%	6,499,730
COMEX Gold 100 Troy Oz. Futures	11.92%	52,759,574
COMEX Copper Futures	5.74%	25,397,092
NYMEX NY Harbor ULSD Futures	2.29%	10,138,326
NYBOT CSC ‘C’ Coffee Futures	2.81%	12,450,411
KCBT Hard Red Winter Wheat Futures	1.63%	7,194,389
LME Primary Aluminum Futures	4.37%	19,322,678
CME Live Cattle Futures	3.49%	15,457,460
CME Lean Hogs Futures	2.40%	10,627,644
LME Nickel Futures	2.33%	10,323,280
LME Zinc Futures	2.90%	12,831,938
NYMEX Henry Hub Natural Gas Futures	7.86%	34,793,891
ICE Gasoil Futures	2.82%	12,468,617
CBOT Soybean Futures	5.80%	25,651,741
NYBOT CSC No. 11 World Sugar Futures	2.86%	12,664,009
COMEX Silver Futures	3.64%	16,095,163
CBOT Soybean Meal Futures	3.12%	13,819,447
CBOT Wheat Futures	2.91%	12,855,607
NYMEX Reformulated Gasoline Blend Futures	2.67%	11,804,126

Total Notional Amount		$442,441,240

Summary of the Portfolio’s investments as of October 31, 2021, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Bonds
Australia	—	$21,582,163	—	$21,582,163
Austria	—	1,485,405	—	1,485,405
Canada	—	229,955,445	—	229,955,445
Denmark	—	9,564,045	—	9,564,045
France	—	21,099,758	—	21,099,758
Germany	—	42,471,415	—	42,471,415
Ireland	—	8,072,099	—	8,072,099
Italy	—	7,922,704	—	7,922,704
Japan	—	17,019,706	—	17,019,706
Netherlands	—	24,666,491	—	24,666,491
New Zealand	—	40,970,541	—	40,970,541

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	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Norway	—	$33,158,169	—	$33,158,169
Spain	—	2,058,252	—	2,058,252
Supranational Organization Obligations	—	37,235,158	—	37,235,158
Sweden	—	55,766,194	—	55,766,194
Switzerland	—	18,040,569	—	18,040,569
United Kingdom	—	22,647,707	—	22,647,707
United States	—	285,006,421	—	285,006,421
U.S. Treasury Obligations	—	771,403,003	—	771,403,003
Securities Lending Collateral	—	4,236,703	—	4,236,703
Forward Currency Contracts**	—	(1,241,818)	—	(1,241,818)
Futures Contracts**	$719,173	—	—	719,173
Swap Agreements**	—	(29,612,838)	—	(29,612,838)

TOTAL	$719,173	$1,623,507,292	—	$1,624,226,465

**	Valued at the unrealized appreciation/(depreciation) on the investment.

See accompanying Notes to Financial Statements.

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CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

OCTOBER 31, 2021

(Amounts in thousands, except share and per share amounts)

DFA Commodity Strategy Portfolio*
ASSETS:
Investment Securities at Value (including $4,152 of securities on loan)	$1,650,125
Collateral from Securities on Loan Invested in Affiliate at Value (including cost of $4,237)	4,237
Foreign Currencies at Value	2,165
Segregated Cash for Swaps Contracts	43,598
Cash	125,114
Receivables:
Investment Securities Sold	1,437
Dividends and Interest	6,240
Securities Lending Income	4
Fund Shares Sold	1,420
Unrealized Gain on Forward Currency Contracts	217
Unrealized Gain on Foreign Currency Contracts	6
Prepaid Expenses and Other Assets	35

Total Assets	1,834,598

LIABILITIES:
Payables:
Upon Return of Securities Loaned	4,256
Fund Shares Redeemed	2,375
Due to Advisor	426
Due to Broker	29,869
Futures Margin Variation	420
Unrealized Loss on Swap Contracts	29,613
Unrealized Loss on Forward Currency Contracts	1,459
Accrued Expenses and Other Liabilities	394

Total Liabilities	68,812

NET ASSETS	$1,765,786

SHARES OUTSTANDING, $0.01 PAR VALUE (1)	243,130,805

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$7.26

Investment Securities at Cost	$1,658,797

Foreign Currencies at Cost	$2,170

NET ASSETS CONSIST OF:
Paid-In Capital	$1,863,362
Total Distributable Earnings (Loss)	(97,576)

NET ASSETS	$1,765,786

(1) NUMBER OF SHARES AUTHORIZED	1,800,000,000

*	See Note J in the Notes to Financial Statements for additional information about securities lending collateral.

See accompanying Notes to Financial Statements.

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CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2021

(Amounts in thousands)

DFA Commodity Strategy Portfolio#
Investment Income
Interest	$7,931
Income from Securities Lending	10

Total Investment Income	7,941

Expenses
Investment Management Fees	5,108
Accounting & Transfer Agent Fees	235
Custodian Fees	65
Filing Fees	95
Shareholders’ Reports	75
Directors’/Trustees’ Fees & Expenses	14
Professional Fees	25
Other	62

Total Expenses	5,679

Fees Waived, Expenses Reimbursed by Advisor (Note D)	1,101
Fees Paid Indirectly (Note D)	15

Net Expenses	4,563

Net Investment Income (Loss)	3,378

Realized and Unrealized Gain (Loss)
Net Realized Gain (Loss) on:
Investment Securities Sold**	4,785
Futures	40,432
Swap Contracts	505,196
Foreign Currency Transactions	34
Forward Currency Contracts	(571)
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	(14,473)
Futures	599
Swap Contracts	(13,549)
Translation of Foreign Currency-Denominated Amounts	26
Forward Currency Contracts	(1,611)

Net Realized and Unrealized Gain (Loss)	520,868

Net Increase (Decrease) in Net Assets Resulting from Operations	$524,246

**	Net of foreign capital gain taxes withheld of $0.
#	Portion of income is from investment in affiliated fund.

See accompanying Notes to Financial Statements.

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DFA INVESTMENT DIMENSIONS GROUP INC.

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	DFA Commodity Strategy Portfolio
	Year Ended Oct 31, 2021	Year Ended Oct 31, 2020
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$3,378	$14,236
Net Realized Gain (Loss) on:
Investment Securities Sold*,**	4,785	(8,646)
Affiliated Investment Companies Shares Sold	—	8
Futures	40,432	(1,240)
Swap Contracts	505,196	(130,322)
Foreign Currency Transactions	34	20
Forward Currency Contracts	(571)	950
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	(14,473)	6,480
Affiliated Investment Companies Shares	—	(1)
Futures	599	(563)
Swap Contracts	(13,549)	(7,261)
Translation of Foreign Currency-Denominated Amounts	26	(6)
Forward Currency Contracts	(1,611)	2,997

Net Increase (Decrease) in Net Assets Resulting from Operations	524,246	(123,348)

Distributions:
Institutional Class Shares	(3,525)	(16,600)
Capital Share Transactions (1):
Shares Issued	597,773	438,853
Shares Issued in Lieu of Cash Distributions	3,293	15,097
Shares Redeemed	(452,428)	(796,619)

Net Increase (Decrease) from Capital Share Transactions	148,638	(342,669)

Total Increase (Decrease) in Net Assets	669,359	(482,617)
Net Assets
Beginning of Year	1,096,427	1,579,044

End of Year	$1,765,786	$1,096,427

(1) Shares Issued and Redeemed:
Shares Issued	96,905	92,161
Shares Issued in Lieu of Cash Distributions	622	2,780
Shares Redeemed	(73,709)	(165,027)

Net Increase (Decrease) from Shares Issued and Redeemed	23,818	(70,086)

*	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2021 of $0.
**	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2020 of $0.

See accompanying Notes to Financial Statements.

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DFA INVESTMENT DIMENSIONS GROUP INC.

CONSOLIDATED FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

	DFA Commodity Strategy Portfolio
	Year Ended Oct 31, 2021	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2018	Year Ended Oct 31, 2017
Net Asset Value, Beginning of Year	$5.00	$5.46	$5.68	$5.98	$5.88

Income from Investment Operations (A)
Net Investment Income (Loss)	0.01	0.06	0.11	0.10	0.07
Net Gains (Losses) on Securities (Realized and Unrealized)	2.27	(0.46)	(0.22)	(0.25)	0.11

Total from Investment Operations	2.28	(0.40)	(0.11)	(0.15)	0.18

Less Distributions:
Net Investment Income	(0.02)	(0.06)	(0.11)	(0.15)	(0.08)

Total Distributions	(0.02)	(0.06)	(0.11)	(0.15)	(0.08)

Net Asset Value, End of Year	$7.26	$5.00	$5.46	$5.68	$5.98

Total Return	45.67%	(7.41%)	(1.99%)	(2.43%)	3.15%

Net Assets, End of Year (thousands)	$1,765,786	$1,096,427	$1,579,044	$1,995,988	$1,728,321
Ratio of Expenses to Average Net Assets	0.31%	0.33%	0.33%	0.32%	0.33%
Ratio of Expenses to Average Net Assets (Excluding Fees Waived, Expenses Reimbursed by Advisor and Fees Paid Indirectly)	0.40%	0.41%	0.41%	0.39%	0.39%
Ratio of Net Investment Income to Average Net Assets	0.24%	1.15%	1.99%	1.61%	1.17%
Portfolio Turnover Rate	114%	71%	38%	78%	102%

See page 1-2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

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DFA INVESTMENT DIMENSIONS GROUP INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

A. Organization:

DFA Investment Dimensions Group Inc. (the “Fund”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act”), whose shares are generally offered, without a sales charge, to institutional investors, retirement plans and clients of registered investment advisors. The Fund consists of one hundred operational portfolios, one of which, DFA Commodity Strategy Portfolio (the “Portfolio”), is included in this section of the report. The remaining operational portfolios are presented in separate reports. The Portfolio is an investment company, and accordingly, follows the accounting and reporting guidance under the Financial Accounting Standards Board (“FASB”) Accounting Standards Certification (“ASC”), Topic 946, “Financial Services-Investment Companies.”

The Portfolio wholly owns and controls Dimensional Cayman Commodity Fund I, LTD. (the “Subsidiary”), a company organized under the laws of the Cayman Islands. The Subsidiary is not registered as an investment company under the 1940 Act.

B. Significant Accounting Policies:

The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Fund in preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates, and those differences could be material.

1. Security Valuation: The Portfolio uses a fair value hierarchy, which prioritizes the inputs-to-valuation techniques used to measure fair value into three broad levels described below:

•	Level 1 – inputs are quoted prices in active markets for identical securities (including equity securities, open-end investment companies, and futures contracts)

•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

Debt securities held by the Portfolio are valued on the basis of evaluated prices provided by one or more pricing services or other reasonably reliable sources including broker/dealers that typically handle the purchase and sale of such securities. Securities that are traded over-the-counter and on a stock exchange generally will be valued according to the broadest and most representative market, and it is expected that for bonds and other fixed income securities, this ordinarily will be the over-the-counter market. These securities are generally categorized as Level 2 in the hierarchy. Securities for which quotations are not readily available (including restricted securities), or for which market quotations have become unreliable, are valued in good faith at fair value in accordance with procedures adopted by the Board of Directors of the Fund. Fair value pricing may also be used if events that have a significant effect on the value of an investment (as determined in the discretion of Dimensional Fund Advisors LP) occur before the net asset value of the Portfolio is calculated. When fair value pricing is used, the prices of securities used by the Portfolio may differ from the quoted or published prices for the same securities on their primary markets or exchanges. These securities are generally categorized as Level 2 or Level 3 in the hierarchy.

Futures contracts held by the Portfolio are valued using the settlement price established each day on the exchange on which they are traded. These valuations are generally categorized as Level 1 in the hierarchy. Swap agreements will be valued at the price provided by an independent third-party pricing service or source. If a price is

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not available from an independent third-party pricing service or source, the swap agreement will be valued in good faith at fair value in accordance with procedures adopted by the Board. These securities are generally categorized as Level 2 in the hierarchy.

Over-the-counter derivative contracts, which include forward currency contracts, do not require material subjectivity as pricing inputs are observed from quoted markets and are categorized as Level 2 in the hierarchy.

A summary of the inputs used to value the Portfolio’s investments by each major security type, industry and/or country is disclosed previously in this note. A valuation hierarchy table has been included at the end of the Schedule of Investments. The methodology or inputs used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

2. Foreign Currency Translation: Securities and other assets and liabilities of the Portfolio whose values are initially expressed in foreign currencies are translated to U.S. dollars using the mean between the most recent bid and ask prices for the U.S. dollar as quoted by generally recognized reliable sources. To facilitate this translation, the Portfolio enters into foreign currency contracts. A foreign currency contract is a spot agreement between two parties to buy and sell currencies at current market exchange rates, for settlement generally within two business days. Dividend and interest income and certain expenses are translated to U.S. dollars at the rate of exchange on their respective accrual dates. Receivables and payables denominated in foreign currencies are marked-to-market daily based on daily exchange rates and exchange gains or losses are realized upon ultimate receipt or disbursement.

3. Deferred Compensation Plan: Each eligible Director of the Fund may elect to participate in the Fee Deferral Plan for Independent Directors and Trustees (the “Plan”). Under the Plan, effective January 1, 2002, such Directors may defer payment of all or a portion of their total fees earned as a Director. These deferred amounts may be treated as though such amounts had been invested in shares of the following funds: the U.S. Large Cap Value Portfolio, U.S. Core Equity 1 Portfolio, U.S. Large Company Portfolio, U.S. Vector Equity Portfolio, U.S. Micro Cap Portfolio, DFA International Value Portfolio, International Core Equity Portfolio, Emerging Markets Portfolio, Emerging Markets Core Equity Portfolio, DFA Inflation-Protected Securities Portfolio, and/or DFA Two-Year Global Fixed Income Portfolio. Contributions made under the Plan and the change in unrealized appreciation (depreciation) and income are included in Directors’/ Trustees’ Fees & Expenses.

The Directors may receive their distributions of proceeds by one of the following methods: lump sum, annual installments over a period of agreed-upon years, or quarterly installments over a period of agreed-upon years. Each Director shall have the right in a notice of election (the “Notice”) to defer the receipt of the Director’s deferred compensation until a date specified by such Director in the Notice. The date may not be sooner than the earlier of: (i) the first business day of January following the year in which such Director ceases to be a member of the Board of Directors of the Fund; and (ii) five years following the effective date of the Director’s first deferral election. If a Director who elects to defer fees fails to designate in the Notice a time or date as of which payment of the Director’s deferred fee account shall commence, payment of such amount shall commence as of the first business day of January following the year in which the Director ceases to be a member of the Board (unless the Director files an amended Notice selecting a different distribution date).

4. Other: Security transactions are accounted for as of the trade date. Costs used in determining realized gains and losses on the sale of investment securities/affiliated investment companies securities and foreign currency are accounted for on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments or as a realized gain, respectively. The Portfolio estimates the character of received distributions that may be considered return of capital distributions. Interest income is recorded on an accrual basis. Discount and premium on debt securities purchased are amortized over the lives of the respective securities, using the effective interest method. Expenses directly attributable to the Portfolio are directly charged. Common expenses of the Fund or its portfolios are allocated using methods approved by the Board, generally based on average net assets.

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C. Basis for Consolidation:

The Subsidiary commenced operations on November 9, 2010. The Portfolio commenced reporting on a consolidated basis as of such commencement date in accordance with the accounting principles relating to reporting of a wholly-owned subsidiary. The Portfolio will seek to gain exposure to commodities, commodities-related instruments, derivatives and other investments by directly investing in those instruments or through investments in the Subsidiary. The Subsidiary participates in the same investment goal as the Portfolio. The Subsidiary pursues its investment goal by investing in commodities, commodities-related instruments, derivatives and other investments. The Subsidiary (unlike the Portfolio) may invest without limitation in these instruments. However, the Subsidiary is otherwise subject to the same fundamental, non-fundamental and certain other investment restrictions as the Portfolio. The portion of the Portfolio’s or Subsidiary’s assets exposed to any particular commodity, derivative or other investment will vary based on market conditions, but from time to time some exposure could be substantial.

To the extent of the Portfolio’s investment through the Subsidiary, it will be subject to the risks associated with the commodities, derivatives and other instruments in which the Subsidiary invests. By investing in the Subsidiary, the Portfolio is indirectly exposed to the risks associated with the Subsidiary’s investments. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the Portfolio and are subject to the same risks that apply to similar investments if held directly by the Portfolio.

The Subsidiary is classified as a controlled foreign corporation under Subchapter N of the Internal Revenue Code. Therefore, the Portfolio is required to increase its taxable income by its share of the Subsidiary’s income. Net investment losses of the Subsidiary cannot be deducted by the Portfolio in the current period nor carried forward to offset taxable income in future periods.

As of October 31, 2021, the Portfolio held a $404,639,979 investment in the Subsidiary, representing 22.90% of the Portfolio’s total net assets. The accompanying consolidated financial statements include all assets, liabilities, revenues and expenses of the Portfolio and its wholly-owned Subsidiary. Intercompany balances and transactions have been eliminated in consolidation.

D. Investment Advisor:

The Advisor, Dimensional Fund Advisors LP, provides investment management services to the Portfolio. For the year ended October 31, 2021, the investment management fee was accrued daily and paid monthly to the Advisor based on the following effective annual rate of average daily net assets:

DFA Commodity Strategy Portfolio	0.28%

Pursuant to an Amended and Restated Fee Waiver and/or Expense Assumption Agreement (the “Fee Waiver Agreement”), the Advisor has contractually agreed to waive all or a portion of the management fee and to assume the expenses of the Portfolio (including the expenses that the Portfolio bears as a shareholder of other funds managed by the Advisor but excluding the expenses that the Portfolio incurs indirectly through investment of its securities lending cash collateral in The DFA Short Term Investment Fund and its investment in unaffiliated investment companies) (“Portfolio Expenses”) to the extent necessary to limit the Portfolio Expenses to no more than 0.55% of the Portfolio’s average net assets on an annualized basis (the “Expense Limitation Amount”). At any time that the Portfolio Expenses of the Portfolio are less than the Expense Limitation Amount, the Advisor retains the right to recover fees previously waived and/or expenses previously assumed to the extent that the expense ratio following such recovery would be less than the Expense Limitation Amount that was in place when such prior year fees were waived and/or expenses assumed, and less than the current Expense Limitation Amount for the Portfolio. The Fund, on behalf of the Portfolio, is also not obligated to reimburse the Advisor for fees previously waived or expenses previously assumed by the Advisor more than thirty-six months before the date of recovery. The Fee Waiver Agreement for the Portfolio will remain in effect through February 28, 2022, and may only be terminated by the Fund’s Board of Directors prior to that date. The Fee Waiver Agreement will continue in effect from year to year thereafter unless terminated by the Fund or the Advisor. As of October 31, 2021, there were no previously waived fees/expenses assumed subject to future recovery by the Advisor.

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The Subsidiary has entered into a separate contract with the Advisor whereby the Advisor or its affiliates provide investment advisory and other services to the Subsidiary. For the investment advisory services it provides, the Advisor is entitled to a fee from the Subsidiary equal to 0.30% of the Subsidiary’s average net assets on an annualized basis; however, pursuant to a contractual agreement, the Advisor has agreed to waive the management fee of the Subsidiary.

For the year ended October 31, 2021, approximately $1,101 (in thousands) of the Subsidiary’s management fees were waived pursuant to the Subsidiary fee waiver agreement.

Earned Income Credit:

Additionally, the Portfolio has entered into an arrangement with its custodian whereby net interest earned on uninvested cash balances was used to reduce a portion of the Portfolio’s custody expenses. Custody expense in the accompanying financial statements is presented before reduction for credits. The impact of such credits is generally less than one basis point of the Portfolio’s net assets. During the year ended October 31, 2021, expenses reduced were as follows (amount in thousands):

Fees Paid Indirectly
DFA Commodity Strategy Portfolio	$15

Fees Paid to Officers and Directors/Trustees:

Certain Officers and Directors of the Advisor are also Officers and Directors of the Fund; however, such Officers and Directors (with the exception of the Chief Compliance Officer (“CCO”)) receive no compensation from the Fund. For the year ended October 31, 2021, the total related amount paid by the Fund to the CCO was $133 (in thousands). The total related amounts paid by the Portfolio are included in Other Expenses on the Consolidated Statement of Operations.

E. Deferred Compensation:

As of October 31, 2021, the total liability for deferred compensation to Directors/Trustees is included in Accrued Expenses and Other Liabilities on the Consolidated Statement of Assets and Liabilities as follows (amount in thousands):

DFA Commodity Strategy Portfolio	$31

F. Purchases and Sales of Securities:

For the year ended October 31, 2021, the Portfolio made the following purchases and sales of investment securities, other than short-term securities and in-kind redemptions (amounts in thousands), were as follows:

	U.S. Government Securities		Other Investment Securities
	Purchases	Sales	Purchases	Sales
DFA Commodity Strategy Portfolio	$1,357,897	$937,899	$725,314	$340,687

For the year ended October 31, 2021, transactions related to Affiliated Investment Companies, excluding in-kind redemptions, are presented below.

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The amounts presented below may differ from the respective amounts presented in the corresponding Consolidated Schedule of Investments, Consolidated Statement of Assets and Liabilities or Consolidated Statement of Operations due to rounding. The amounts are as follows (amounts in thousands):

	Balance at October 31, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ Depreciation	Balance at October 31, 2021	Shares as of October 31, 2021	Dividend Income	Capital Gain Distributions
DFA Commodity Strategy Portfolio
The DFA Short Term Investment Fund	$3,285	$359,038	$358,086	—	—	$4,237	366	$3	—

Total	$3,285	$359,038	$358,086	—	—	$4,237	366	$3	—

G. Federal Income Taxes:

The Portfolio has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for federal income tax purposes and to distribute substantially all of its taxable income and net capital gains to shareholders. Accordingly, no provision has been made for federal income taxes.

Distributions from net investment income and net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent that these differences are permanent, they are charged or credited to paid-in capital or distributable earnings, undistributed net investment income or accumulated net realized gains or losses, as appropriate, in the period that the differences arise. Accordingly, the permanent differences as of October 31, 2021, can occur as a result of financial and tax reporting related to the Subsidiary, the use of accumulated earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction for tax purposes, reversal of book income/loss from controlled foreign corporation and net foreign currency gains/losses, and were reclassified to the accounts mentioned above. These reclassifications had no effect on net assets or net asset value per share.

The tax character of dividends and distributions declared and paid during the years ended October 31, 2020, and October 31, 2021, were as follows (amounts in thousands):

	Net Investment Income and Short-Term Capital Gains	Long-Term Capital Gains	Tax Exempt Income	Total
DFA Commodity Strategy Portfolio
2020	$16,600	—	—	$16,600
2021	3,525	—	—	3,525

As of October 31, 2021, the following net investment income and short-term capital gains and long-term capital gains distributions designated for federal income tax purposes are due to the use of accumulated earnings and profits distributed to shareholders upon redemption of shares (amounts in thousands):

	Net Investment Income and Short-Term Capital Gains	Long-Term Capital Gains	Total
DFA Commodity Strategy Portfolio	$(54,996)	—	$(54,996)

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As of October 31, 2021, the components of distributable earnings (accumulated losses) were as follows (amounts in thousands):

	Undistributed Net Investment Income and Short-Term Capital Gains	Undistributed Long-Term Capital Gains	Capital Loss Carryforwards	Unrealized Appreciation (Depreciation)	Total Net Distributable Earnings (Accumulated Losses)
DFA Commodity Strategy Portfolio	$494,389	—	$(6,346)	$(585,536)	$(97,493)

For federal income tax purposes, the Fund measures its capital loss carryforwards annually at October 31, its fiscal year end. Capital loss carryforwards may be carried forward and applied against future capital gains. As of October 31, 2021, the Portfolio had the following capital loss carryforwards available to offset future realized capital gains with no expiration date (amounts in thousands):

	Unlimited	Total
DFA Commodity Strategy Portfolio	$6,346	$6,346

During the year ended October 31, 2021, the Portfolio used the following capital loss carryforwards to offset realized capital gains for federal income tax purposes (amount in thousands):

DFA Commodity Strategy Portfolio	$351

As of October 31, 2021, the total cost and aggregate gross unrealized appreciation (depreciation) of securities for federal income tax purposes were different from amounts reported for financial reporting purposes, as follows (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
DFA Commodity Strategy Portfolio	$2,211,215	$2,480	$(588,046)	$(585,566)

ASC 740 Accounting for Uncertainty in Income Taxes sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed the Portfolio’s tax positions and has concluded that no additional provision for income tax is required in the Portfolio’s financial statements. The Portfolio is not aware of any tax positions for which it is more likely than not that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

H. Financial Instruments:

In accordance with the Portfolio’s investment objective and policies, the Portfolio may invest in certain financial instruments that have off-balance sheet risk in excess of the amounts recognized in the financial statements and concentrations of credit and market risk. These instruments and their significant corresponding risks are described below:

1. Foreign Market Risks: Investments in foreign markets may involve certain considerations and risks not typically associated with investments in the United States of America, including the possibility of future political and economic developments and the level of foreign governmental supervision and regulation of foreign securities markets. These markets are generally smaller, less liquid and more volatile than the major securities markets in the United States of America. Consequently, acquisition and disposition of international securities held by the Portfolio may be inhibited.

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Derivative Financial Instruments:

Summarized below are the specific types of derivative instruments used by the Portfolio. The Portfolio may gain exposure to commodity markets by investing up to 25% of the Portfolio’s total assets in the Subsidiary. The Subsidiary may invest without limitation in commodity-linked notes, swap agreements and other commodity-linked derivative instruments, including futures contracts on individual commodities or a subset of commodities and options on commodities. The accompanying consolidated schedule of investments includes investments of the Portfolio and its wholly-owned Subsidiary.

2. Forward Currency Contracts: The Portfolio may acquire and sell forward currency contracts to hedge against adverse changes in the relationship of the U.S. dollar to foreign currencies (foreign exchange rate risk). The decision to hedge the Portfolio’s currency exposure with respect to a foreign market will be based primarily on the Portfolio’s existing exposure to a given foreign currency. Each contract is valued daily and the change in value is recorded by the Portfolio as an unrealized gain or loss, which is presented in the Consolidated Statement of Operations as the change in unrealized appreciation or depreciation of forward currency contracts. When the contract is closed or offset with the same counterparty, the Portfolio records a realized gain or loss equal to the change in the value of the contract when it was opened and the value at the time it was closed or offset. This is presented in the Consolidated Statement of Operations as a net realized gain or loss on forward currency contracts.

3. Commodity-Linked Derivatives: The Portfolio and the Subsidiary invest in commodity-linked derivative instruments, such as swap agreements, commodity options, futures, options on futures, and structured notes. The prices of commodity-linked derivative instruments may move in different directions than investments in traditional equity securities, fixed income securities and commodity spot prices.

4. Swap Agreements: The Portfolio may enter into swap agreements with respect to commodities, interest rates and indexes of commodities or securities, specific securities and commodities, and mortgage, credit and event-linked swaps, and, to the extent the Portfolio may invest in foreign-currency-denominated securities, the Portfolio may enter into swap agreements with respect to foreign currencies.

The Portfolio may enter into swap transactions for any legal purpose consistent with its investment objective and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets, to seek to increase total return (speculation), to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible.

A swap agreement may be negotiated bilaterally and traded over-the-counter between the two parties (for an uncleared swap), while other swaps must be transacted through a futures commission merchant (“FCM”) and cleared through a clearinghouse that serves as a central counterparty (for a cleared swap), and may be traded on swap execution facilities (exchanges). Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. In an uncleared swap, the swap counterparty is typically a brokerage firm, bank or other financial institution. In a cleared swap, the Portfolio’s ultimate counterparty is a central clearinghouse rather than a brokerage firm, bank or other financial institution.

An investment in a commodity swap agreement may involve the exchange of floating-rate interest payments for the total return on a commodity index. In a total return commodity swap, the Portfolio will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. The Portfolio may also enter into credit default swap agreements. The “buyer” in a credit default contract is obligated to pay the “seller” a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation (whether as a single debt instrument or as part of an index of debt instruments) has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or “par value,” of the reference obligation in exchange for the reference obligation. The Portfolio may be either the buyer or seller in a credit default swap transaction. Credit default swap transactions involve greater risks than if the Portfolio had invested in the reference obligation directly.

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Most swap agreements entered into by the Portfolio will calculate the obligations of the parties to the agreement on a “net” basis, which means that the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. The Portfolio’s current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Portfolio) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of assets determined to be liquid to avoid any potential leveraging of the Portfolio’s portfolio.

Uncleared swaps are typically executed bilaterally with a swap dealer rather than traded on exchanges. Parties to uncleared swaps face greater counterparty credit risk than those engaging in cleared swaps since performance of uncleared swap obligations is the responsibility only of the swap counterparty rather than a clearinghouse, as is the case with cleared swaps. As a result, the Portfolio bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default, insolvency or bankruptcy of a swap agreement counterparty beyond any collateral received. In such an event, the Portfolio will have contractual remedies pursuant to the swap agreements, but bankruptcy and insolvency laws could affect the Portfolio’s rights as a creditor. The Portfolio will enter into swap agreements only with counterparties that meet certain standards of creditworthiness as determined by the Advisor’s Investment Committee. To the extent that the Portfolio reasonably expects a swap cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of investment, the Portfolio will treat the swap as illiquid and subject to its overall limit on illiquid investments of 15% of the Portfolio’s net assets.

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 and implementing rules adopted by the Commodity Futures Trading Commission (“CFTC”) currently require the clearing and exchange-trading of the most common types of credit default index swaps and interest rate swaps, and it is expected that additional categories of swaps will in the future be designated as subject to mandatory clearing and trade execution requirements. Central clearing is intended to reduce counterparty credit risk and increase liquidity, but central clearing does not eliminate these risks completely. There is also a risk of loss by the Portfolio of the initial and variation margin deposits in the event of bankruptcy of the FCM with which the Portfolio has an open position, or the central counterparty in a swap contract. The assets of the Portfolio may not be fully protected in the event of the bankruptcy of the FCM or central counterparty because the Portfolio might be limited to recovering only a pro rata share of all available funds and margin segregated on behalf of an FCM’s customers.

Futures Activities:

The Portfolio may enter into commodity, foreign currency, interest rate and commodity or securities index futures contracts and purchase and write (sell) related options traded on exchanges designated by the CFTC or, consistent with CFTC regulations, on foreign exchanges.

5. Futures Contracts: A commodity futures contract provides for the future sale by one party and the future purchase by the other party of a specified amount of a commodity, such as an energy, agricultural or metal commodity, at a specified price, date, time and place. A foreign currency futures contract provides for the future sale by one party and the future purchase by the other party of a certain amount of a specified non-U.S. currency at a specified price, date, time and place. An interest rate futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specific interest rate sensitive financial instrument (debt security) at a specified price, date, time and place. Securities and commodities indexes are typically capitalization or production weighted, respectively. A securities index or commodities index futures contract is an agreement to be settled by delivery of an amount of cash equal to a specified multiplier times the difference between the value of the index at the close of the last trading day on the contract and the price at which the agreement is made. The clearing house of the exchange on which a futures contract is entered into becomes the counterparty to each purchaser and seller of the futures contract.

Payments, known as “variation margin,” to and from the broker, will be made daily as the currency, financial instrument or index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking-to-market.” As a result of the small margin deposit that is required, a small change in the market price of a futures contract can produce major losses.

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At any time prior to the expiration of a futures contract, the Portfolio may elect to close the position by taking an opposite position, which will operate to terminate the Portfolio’s existing position in the contract. Positions in futures contracts and options on futures contracts (described below) may be closed out only on the exchange on which they were entered into (or through a linked exchange). However, there is no assurance that an active market will exist at any particular time. Once the daily fluctuation limit has been reached in a particular contract, most futures exchanges restrict trades at a price beyond that limit or trading may be suspended for specified periods during the day. Such restrictions prevent prompt liquidation of futures positions at an advantageous price, potentially subjecting the Portfolio to substantial losses. In such event, and in the event of adverse price movements, the Portfolio would be required to make daily cash payments of variation margin. Losses incurred in futures transactions and the costs of these transactions will affect the Portfolio’s performance.

The price volatility of commodity futures contracts has been historically greater than that for traditional securities, such as stocks and bonds, and there are a variety of factors associated with commodity futures contracts which may subject the Portfolio’s investments in the contracts to greater volatility than investments in traditional securities.

6. Options on Futures Contracts: The Portfolio may purchase and write put and call options on foreign currency, interest rate and stock and commodity index futures contracts and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected; the ability to establish and close out positions on such options will be subject to the existence of a liquid market.

An option on a currency, interest rate or commodity or securities index futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time prior to the expiration date of the option. The writer of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on a futures contract is limited to the premium paid for the option (plus transaction costs). The value of the option changes daily, and that change is reflected in the net asset value of the Portfolio.

The Portfolio may enter into options and futures transactions for several purposes, including generating current income to offset expenses or increase return, and as hedges to reduce investment risk, generally by making an investment expected to move in the opposite direction of a portfolio position. A hedge is designed to offset a loss in a portfolio position with a gain in the hedged position; at the same time, however, a properly correlated hedge will result in a gain in the portfolio position being offset by a loss in the hedged position.

The Subsidiary’s securities have been segregated as collateral for open futures contracts and open swaps contracts.

The average volume (based on the open positions at each fiscal month-end) of derivative activity for the year ended October 31, 2021 was as follows (amounts in thousands):

	Forward Currency Contracts*	Futures**	Swap Contracts***
DFA Commodity Strategy Portfolio	$231,791	$122,321	$1,321,433

*	Average amount of Currency Purchased/Sold in USD
**	Average Notional Value of futures contracts
***	Average Notional Value of agreements

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The following is a summary of the Portfolio’s derivative instrument holdings categorized by primary risk exposure as of October 31, 2021 (amounts in thousands):

	Asset Derivatives Value
	Total Value at October 31, 2021	Forward Currency Contracts (1)	Commodity Futures Contracts*,(2)
DFA Commodity Strategy Portfolio	$4,319	$217	$4,102

	Liability Derivatives Value
	Total Value at October 31, 2021	Forward Currency Contracts (3)	Commodity Futures Contracts (4)	Swap Contracts (5)
DFA Commodity Strategy Portfolio	$(34,455)	$(1,459)	$(3,383)	$(29,613)

(1)	Presented on Consolidated Statement of Assets and Liabilities as Unrealized Gain on Forward Currency Contracts.
(2)	Presented on Consolidated Statement of Assets and Liabilities as Receivables or Payables: Futures Margin Variation.
(3)	Presented on Consolidated Statement of Assets and Liabilities as Unrealized Loss on Forward Currency Contracts.
(4)	Presented on Consolidated Statement of Assets and Liabilities as Receivables or Payables: Futures Margin Variation.
(5)	Presented on Consolidated Statement of Assets and Liabilities as Unrealized Loss on Swap Contracts.
*	Includes cumulative appreciation (depreciation) of futures contracts. Only current day’s margin variation is reported within the Consolidated Statement of Assets and Liabilities.

The following is a summary of the realized and change in unrealized gains and losses from the Portfolio’s derivative instrument holdings categorized by primary risk exposure for the year ended October 31, 2021 (amounts in thousands):

	Realized Gain (Loss) on Derivatives
	Total	Forward Currency Contracts (1)	Commodity Futures Contracts (2)	Swap Contracts (3)
DFA Commodity Strategy Portfolio	$545,057	$(571)	$40,432	$505,196

	Change in Unrealized Appreciation (Depreciation) on Derivatives
	Total	Forward Currency Contracts (4)	Commodity Futures Contracts (5)	Swap Contracts (6)
DFA Commodity Strategy Portfolio	$(14,561)	$(1,611)	$599	$(13,549)

(1)	Presented on Consolidated Statement of Operations as Net Realized Gain (Loss) on: Forward Currency Contracts.
(2)	Presented on Consolidated Statement of Operations as Net Realized Gain (Loss) on: Futures.
(3)	Presented on Consolidated Statement of Operations as Net Realized Gain (Loss) on: Swap Contracts.
(4)	Presented on Consolidated Statement of Operations as Change in Unrealized Appreciation (Depreciation) of: Forward Currency Contracts.
(5)	Presented on Consolidated Statement of Operations as Change in Unrealized Appreciation (Depreciation) of: Futures.
(6)	Presented on Consolidated Statement of Operations as Change in Unrealized Appreciation (Depreciation) of: Swap Contracts.

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Offsetting of Derivative Assets and Derivative Liabilities

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund entered into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or a similar agreement with certain of its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter (OTC) derivatives and forward currency contracts and typically contains, among other things, provisions in the event of a default and/or termination event and may also include collateral posting items. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted, if any, and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out), including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency, or other events.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Consolidated Statement of Assets and Liabilities.

The following table presents the Portfolio’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Portfolio as of October 31, 2021 (amounts in thousands):

		Net Amounts of Assets Presented in the Consolidated Statement of Assets and Liabilities	Gross Amounts Not Offset in the Consolidated Statement of Assets and Liabilities				Net Amounts of Liabilities Presented in the Consolidated Statement of Assets and Liabilities	Gross Amounts Not Offset in the Consolidated Statement of Assets and Liabilities
Description	Gross Amounts of Recognized Assets (a)		Financial Instruments (b)	Cash Collateral Received	Net Amount (c)	Gross Amounts of Recognized Liabilities (a)		Financial Instruments (d)	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount (e)
	Assets					Liabilities
DFA Commodity Strategy Portfolio
Credit Suisse	—	—	—	—	—	$9,830	$9,830	—	—	—	$9,830
Bank of America Corp.	$36	$36	$(36)	—	—	11,376	11,376	$(36)	$(11,340)	—	—
Citibank NA	—	—	—	—	—	1,845	1,845	—	(1,845)	—	—
State Street Bank and Trust	—	—	—	—	—	634	634	—	—	—	634
HSBC Bank	180	180	(14)	—	$166	14	14	(14)	—	—	—
BNY Mellon	—	—	—	—	—	47	47	—	—	—	47
Australia & New Zealand Banking Group Ltd.	—	—	—	—	—	7	7	—	—	—	7
JP Morgan	—	—	—	—	—	13	13	—	—	—	13
Morgan Stanley and Co. International	—	—	—	—	—	8	8	—	—	—	8
Goldman Sachs International	1	1	—	—	1	—	—	—	—	—	—
UBS AG	—	—	—	—	—	7,298	7,298	—	(7,298)	—	—

Total	$217	$217	$(50)	—	$167	$31,072	$31,072	$(50)	$(20,483)	—	$10,539

(a)	No amounts have been netted against the gross amounts recognized in the Consolidated Statement of Assets and Liabilities.
(b)

Represents the amount of assets that could be offset by liabilities with the same counterparty under master netting or similar agreements that management elects not to offset on the Consolidated Statement of Assets and Liabilities.

(c)	Represents the net amount due from counterparties in the event of default.
(d)

Represents the amount of liabilities that could be offset by assets with the same counterparty under master netting or similar agreements that management elects not to offset on the Consolidated Statement of Assets and Liabilities.

(e)	Represents the net amount due to counterparties in the event of default.

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I. Line of Credit and Interfund Lending Program:

The Fund, together with other Dimensional-advised portfolios, has entered into a $500 million uncommitted, unsecured discretionary line of credit effective April 7, 2021, with its domestic custodian bank. A line of credit with similar terms was in effect through April 7, 2021. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The agreement for the line of credit expires on April 6, 2022.

The Fund, together with other Dimensional-advised portfolios, has also entered into an additional $700 million unsecured line of credit with its international custodian bank effective January 2, 2021. A line of credit with similar terms was in effect through January 2, 2021. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $700 million in the aggregate. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The line of credit agreement expires on January 1, 2022.

There were no borrowings by the Portfolio under the lines of credit during the year ended October 31, 2021.

Pursuant to an exemptive order issued by the SEC (the “Order”), the Portfolio may participate in an interfund lending program among certain portfolios managed by the Advisor (portfolios that operate as feeder funds do not participate in the program). The program allows the participating portfolios to borrow money from and loan money to each other for temporary or emergency purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending portfolios as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a portfolio may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice.

The Portfolio did not use the interfund lending program during the year ended October 31, 2021.

J. Securities Lending:

As of October 31, 2021, the Portfolio had securities on loan to brokers/dealers, for which the Portfolio received cash collateral. The Portfolio invests the cash collateral, as described below, and records a liability for the return of the collateral, during the period the securities are on loan. Loans of securities are expected at all times to be secured by collateral in an amount (i) equal to at least 100% of the current market value of the loaned securities with respect to securities of the U.S. government or its agencies, (ii) generally equal to 102% of the current market value of the loaned securities with respect to U.S. securities, and (iii) generally equal to 105% of the current market value of the loaned securities with respect to foreign securities. However, daily market fluctuations could cause the Portfolio’s collateral to be lower or higher than the expected thresholds. If this were to occur, the collateral would be adjusted the next business day to ensure adequate collateralization. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. If the borrower fails to return loaned securities, cash collateral being maintained by the borrower is insufficient to cover the value of loaned securities, and such collateral insufficiency is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Portfolio or, at the option of the lending agent, to replace the securities. In the event of the bankruptcy of the borrower, the Portfolio could experience delay in recovering the loaned securities or only recover cash or a security of equivalent value.

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Subject to its stated investment policies, the Portfolio will generally invest the cash collateral received for the loaned securities in the Money Market Series, an affiliated registered money market fund advised by the Advisor for which the Advisor receives a management fee of 0.05% of the average daily net assets of the Money Market Series. Income received from the Money Market Series is netted with fees for securities lending and collateral investment expenses and with other payments to and from borrowers of securities. The Portfolio also may invest the cash collateral received for the loaned securities in securities of the U.S. government or its agencies, repurchase agreements collateralized by securities of the U.S. government or its agencies, and affiliated or unaffiliated money market funds that are registered or unregistered. For purposes of this paragraph, agencies include both agency debentures and agency mortgage-backed securities. Additionally, the Portfolio will be able to terminate the loan at any time and will receive reasonable interest on the loan, as well as amounts equal to any dividends, interest or, other distributions on the loaned securities. However, dividend income received from loaned securities may not be eligible for taxation at qualified dividend income rates.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of October 31, 2021 (amounts in thousands):

	Remaining Contractual Maturity of the Agreements As of October 31, 2021
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
DFA Commodity Strategy Portfolio
Bonds	$4,256	—	—	—	$4,256

K. Indemnitees; Contractual Obligations:

Under the Fund’s organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund.

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

L. Recently Issued Accounting Standards and Regulations:

In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. In January 2021, the FASB issued ASU No. 2021-01, with further amendments to Topic 848. The amendments in the ASUs provide optional temporary accounting recognition and financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the LIBOR and other interbank-offered based reference rates as of the end of 2021 and 2023. The ASUs are effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management has reviewed the requirements and believes the adoption of these ASUs will not have a material impact on the Portfolio’s financial statements.

In October 2020, the SEC adopted new regulations governing the use of derivatives by registered investment companies. Rule 18f-4 (the “Derivatives Rule”) imposes limits on the amount of derivatives contracts the Portfolio could enter, eliminate the asset segregation framework currently used by the Portfolio to comply with Section 18 of the 1940Act, and require funds whose use of derivatives is more than a limited specified exposure to establish and maintain a derivatives risk management program and appoint a derivatives risk manager. The Derivatives Rule became effective February 19, 2021 and the Portfolio is required to comply on August 19, 2022. Management is currently evaluating the effect, if any, the Derivatives Rule will have on the Portfolio.

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On December 3, 2020, the SEC adopted new Rule 2a-5 (the “Valuation Rule”) under the Investment Company Act of 1940, establishing an updated regulatory framework for fund valuation. The Valuation Rule, in part, provides a framework for good faith fair value determination and permits a Board to designate fair value determinations to a fund’s investment adviser. Further, the SEC is rescinding previously issued guidance on related issues. The Valuation Rule became effective on March 8, 2021, with a compliance date of September 8, 2022. Management is currently evaluating the Valuation Rule and its effect on the Portfolio.

M. Coronavirus (COVID-19) Pandemic:

The ongoing outbreak of the novel coronavirus, COVID-19, has resulted, at times, in market closures, market volatility, liquidity constraints and increased trading costs. Efforts to contain the spread of COVID-19 have resulted in global travel restrictions and disruptions of healthcare systems, business operations and supply chains, layoffs, reduced consumer demand, defaults and credit rating downgrades, and other significant economic impacts. The effects of COVID-19 have impacted global economic activity and may heighten pre-existing political, social and economic risks, domestically or globally. The full impact of the COVID-19 pandemic is unpredictable and may adversely affect the Portfolio’s performance.

N. Other:

As of October 31, 2021, the following number of shareholders held the following approximate percentages of the outstanding shares of the Portfolio. One or more of the shareholders may be omnibus accounts, which typically hold shares for the benefit of several other underlying investors.

	Number of Shareholders	Approximate Percentage of Outstanding Shares
DFA Commodity Strategy Portfolio-Institutional Class	4	67%

The Portfolio is subject to claims and suits that arise from time to time in the ordinary course of business (for example, ongoing claw back litigation against former shareholders of portfolio companies that filed for bankruptcy, such as The Tribune Company and Nine West). Although management currently believes that resolving claims against the Portfolio, individually or in aggregate, will not have a material adverse impact on the Portfolio’s financial position, results of operations, or cash flows, these matters are subject to inherent uncertainties and management’s view of these matters may change in the future.

O. Subsequent Event Evaluations:

Management has evaluated the impact of all subsequent events on the Portfolio through the date on which the financial statements were issued and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

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Report of Independent Registered Public Accounting Firm

To the Board of Directors of DFA Investment Dimensions Group Inc. and Shareholders of DFA Commodity Strategy Portfolio

Opinion on the Consolidated Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of DFA Commodity Strategy Portfolio and its subsidiary (one of the portfolios constituting DFA Investment Dimensions Group Inc., hereafter referred to as the “Portfolio”) as of October 31, 2021, the related consolidated statement of operations for the year ended October 31, 2021, the consolidated statement of changes in net assets for each of the two years in the period ended October 31, 2021, including the related notes, and the consolidated financial highlights for each of the five years in the period ended October 31, 2021 (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Portfolio as of October 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2021 and the financial highlights for each of the five years in the period ended October 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These consolidated financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of October 31, 2021 by correspondence with the custodian, brokers and transfer agent of the investee fund. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 22, 2021

We have served as the auditor of one or more investment companies in Dimensional Fund Advisors L.P. investment company group since 1981.

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DIMENSIONAL INVESTMENT GROUP INC.

PERFORMANCE CHARTS

(Unaudited)

U.S. Large Company Portfolio vs.

S&P 500TM Index

October 31, 2011-October 31, 2021

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Copyright 2021 S&P Dow Jones Indices LLC, a division of S&P Global. All rights reserved.

Average Annual Total Return	One Year	Five Years	Ten Years
	42.87%	18.86%	16.14%

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MANAGEMENT’S DISCUSSION AND ANALYSIS

U.S. Equity Market Review	12 Months Ended October 31, 2021

U.S. equities had positive returns for the period. The broad U.S. equity market, as measured by the Russell 3000® Index, gained approximately 43.90% . As measured by Russell indices, small-cap stocks outperformed large-cap stocks, and mid-cap stocks, a subset of the large-cap universe, outperformed large-cap stocks but underperformed small-cap stocks. Value stocks outperformed growth stocks as measured by the Russell indices.

Total Return for 12 Months Ended October 31, 2021

Russell 3000® Index	43.90%
Russell 1000® Index (large-cap stocks)	43.51%
Russell Midcap® Index (mid-cap stocks)	45.40%
Russell 2000® Index (small-cap stocks)	50.80%
Russell Microcap® Index (micro-cap stocks)	62.54%
Dow Jones U.S. Select REIT Index SM	56.10%

Total Return for 12 Months Ended October 31, 2021

Russell 1000® Value Index (large-cap value stocks)	43.76%
Russell 1000® Growth Index (large-cap growth stocks)	43.21%
Russell 2000® Value Index (small-cap value stocks)	64.30%
Russell 2000® Growth Index (small-cap growth stocks)	38.45%

Source: Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes.

U.S. Large Company Portfolio

The U.S. Large Company Portfolio seeks to approximate the returns of the S&P 500® Index by investing in S&P 500® Index securities in approximately the same proportions as they are represented in the Index. As of October 31, 2021, the Portfolio held approximately 510 securities. Average cash exposure throughout the year was less than 1% of the Portfolio’s assets.

For the 12 months ended October 31, 2021, the total return was 42.87% for the Portfolio and 42.91% for the S&P 500® Index, the Portfolio’s benchmark. The Portfolio performed in line with the benchmark before fees and expenses.

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DIMENSIONAL INVESTMENT GROUP INC.

DISCLOSURE OF FUND EXPENSES

(Unaudited)

The following Expense Table is shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports, among others. Operating expenses and legal and audit services, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs, in dollars, of investing in the fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrates your fund’s costs in two ways.

Actual Fund Return

This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and “Expenses Paid During Period” reflects the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes

This section is intended to help you compare your fund’s costs with those of other mutual funds. The hypothetical “Ending Account Value” and “Expenses Paid During Period” are derived from the fund’s actual expense ratio and an assumed 5% annual return before expenses. In this case, because the return used is not the fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% annual return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs, if applicable. The “Annualized Expense Ratio” represents the actual expenses for the six-month period indicated.

Six Months Ended October 31, 2021

EXPENSE TABLE

	Beginning Account Value 05/01/21	Ending Account Value 10/31/21	Annualized Expense Ratio (1)	Expenses Paid During Period (1)
U.S. Large Company Portfolio
Actual Fund Return	$1,000.00	$1,108.50	0.08%	$0.43
Hypothetical 5% Annual Return	$1,000.00	$1,024.80	0.08%	$0.41

(1)

Expenses are equal to the fund’s annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (184), then divided by the number of days in the year (365) to reflect the six-month period.

141

DIMENSIONAL INVESTMENT GROUP INC.

DISCLOSURE OF PORTFOLIO HOLDINGS

(Unaudited)

The SEC requires that all funds file a complete Schedule of Investments with the SEC for their first and third fiscal quarters as an exhibit to their reports on Form N-PORT. For Dimensional Investment Group Inc., this would be for the fiscal quarters ending January 31 and July 31. Such Form N-PORT filing must be made within 60 days of the end of the quarter. Dimensional Investment Group Inc. filed its most recent Form N-PORT with the SEC on September 24, 2021. They are available upon request, without charge, by calling collect: (512) 306-7400; by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, TX 78746; or by visiting the SEC’s website at http://www.sec.gov.

SEC regulations permit a fund to include in its reports to shareholders a “Summary Schedule of Portfolio Holdings” in lieu of a full Schedule of Investments. The Summary Schedule of Portfolio Holdings reports the fund’s 50 largest holdings in unaffiliated issuers and any investments that exceed one percent of the fund’s net assets at the end of the reporting period. The regulations also require that the Summary Schedule of Portfolio Holdings identify each category of investments that are held.

A fund is required to file a complete Schedule of Investments with the SEC on Form N-CSR within ten days after mailing the annual and semi-annual reports to shareholders. It will be available upon request, without charge, by calling collect: (512) 306-7400; by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, TX 78746; or by visiting the SEC’s website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The SEC requires that all funds present their categories of portfolio holdings in a table, chart, or graph format in their annual and semi-annual shareholder reports, whether or not a Schedule of Investments is used. The following table, which presents portfolio holdings as a percentage of total investments before short-term investments and collateral for loaned securities, is provided in compliance with this requirement. The categories shown below represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

DOMESTIC EQUITY PORTFOLIO

U.S. Large Company Portfolio
Communication Services	10.8%
Consumer Discretionary	12.8%
Consumer Staples	5.6%
Energy	2.9%
Financials	11.4%
Health Care	13.0%
Industrials	8.0%
Information Technology	28.0%
Materials	2.5%
Real Estate	2.6%
Utilities	2.4%

100.0%

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U.S. LARGE COMPANY PORTFOLIO

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2021

	Shares	Value†	Percentage of Net Assets‡
COMMON STOCKS — (99.8%)
COMMUNICATION SERVICES — (10.8%)
* Alphabet, Inc., Class A	94,635	$280,206,664	2.3%
* Alphabet, Inc., Class C	88,558	262,610,779	2.1%
AT&T, Inc.	2,244,203	56,688,568	0.5%
Comcast Corp., Class A	1,439,651	74,041,251	0.6%
* Facebook, Inc., Class A	749,266	242,440,000	2.0%
* Netflix, Inc.	139,114	96,031,785	0.8%
Verizon Communications, Inc.	1,301,297	68,955,728	0.6%
* Walt Disney Co.	571,149	96,564,161	0.8%
Other Securities		152,901,101	1.1%

TOTAL COMMUNICATION SERVICES		1,330,440,037	10.8%

CONSUMER DISCRETIONARY — (12.8%)
* Amazon.com, Inc.	136,896	461,672,177	3.8%
Home Depot, Inc.	334,197	124,234,393	1.0%
Lowe’s Cos., Inc.	222,186	51,951,530	0.4%
McDonald’s Corp.	234,729	57,637,706	0.5%
NIKE, Inc., Class B	401,721	67,203,906	0.5%
* Tesla, Inc.	255,044	284,119,016	2.3%
Other Securities		527,513,226	4.3%

TOTAL CONSUMER DISCRETIONARY		1,574,331,954	12.8%

CONSUMER STAPLES — (5.6%)
Coca-Cola Co.	1,221,097	68,833,238	0.6%
Costco Wholesale Corp.	138,949	68,298,991	0.6%
PepsiCo, Inc.	434,418	70,201,949	0.6%
Procter & Gamble Co.	762,974	109,097,652	0.9%
Walmart, Inc.	449,185	67,117,223	0.5%
Other Securities		303,841,469	2.4%

TOTAL CONSUMER STAPLES		687,390,522	5.6%

ENERGY — (2.8%)
Chevron Corp.	607,856	69,593,434	0.6%
Exxon Mobil Corp.	1,330,669	85,788,230	0.7%
Other Securities		195,376,423	1.5%

TOTAL ENERGY		350,758,087	2.8%

FINANCIALS — (11.4%)
Bank of America Corp.	2,327,533	111,209,527	0.9%
* Berkshire Hathaway, Inc., Class B	582,634	167,221,784	1.4%
JPMorgan Chase & Co.	939,219	159,563,916	1.3%
Wells Fargo & Co.	1,290,703	66,032,366	0.5%
Other Securities		896,790,091	7.3%

TOTAL FINANCIALS		1,400,817,684	11.4%

HEALTH CARE — (13.0%)
Abbott Laboratories	557,221	71,820,215	0.6%
AbbVie, Inc.	555,448	63,693,222	0.5%
Danaher Corp.	199,706	62,262,340	0.5%
Eli Lilly & Co.	249,554	63,576,377	0.5%
Johnson & Johnson	827,426	134,771,147	1.1%

143

U.S. LARGE COMPANY PORTFOLIO

CONTINUED

	Shares	Value†	Percentage of Net Assets‡
HEALTH CARE — (Continued)
Merck & Co., Inc.	795,647	$70,056,718	0.6%
Pfizer, Inc.	1,762,262	77,081,340	0.6%
Thermo Fisher Scientific, Inc.	123,657	78,283,537	0.6%
UnitedHealth Group, Inc.	296,372	136,470,415	1.1%
Other Securities		841,348,060	6.9%

TOTAL HEALTH CARE		1,599,363,371	13.0%

INDUSTRIALS — (8.0%)
Other Securities		986,088,749	8.0%

INFORMATION TECHNOLOGY — (27.9%)
Accenture PLC, Class A	199,318	71,513,305	0.6%
* Adobe, Inc.	149,739	97,384,256	0.8%
Apple, Inc.	4,935,882	739,395,124	6.0%
Broadcom, Inc.	128,951	68,559,378	0.6%
Cisco Systems, Inc.	1,324,584	74,136,967	0.6%
Intel Corp.	1,275,173	62,483,477	0.5%
Intuit, Inc.	85,889	53,765,655	0.4%
Mastercard, Inc., Class A	273,817	91,871,080	0.7%
Microsoft Corp.	2,362,037	783,298,710	6.4%
NVIDIA Corp.	783,271	200,258,897	1.6%
* PayPal Holdings, Inc.	369,329	85,902,232	0.7%
* salesforce.com, Inc.	305,365	91,514,837	0.7%
Texas Instruments, Inc.	290,178	54,402,571	0.4%
# Visa, Inc., Class A	530,450	112,333,397	0.9%
Other Securities		844,324,122	7.0%

TOTAL INFORMATION TECHNOLOGY		3,431,144,008	27.9%

MATERIALS — (2.5%)
Linde PLC	162,315	51,810,948	0.4%
Other Securities		254,087,746	2.1%

TOTAL MATERIALS		305,898,694	2.5%

REAL ESTATE — (2.6%)
Other Securities		318,987,587	2.6%

UTILITIES — (2.4%)
NextEra Energy, Inc.	616,608	52,615,161	0.4%
Other Securities		242,942,846	2.0%

TOTAL UTILITIES.		295,558,007	2.4%

TOTAL COMMON STOCKS (Cost $3,112,316,311)		12,280,778,700	99.8%

TEMPORARY CASH INVESTMENTS — (0.2%)
State Street Institutional U.S. Government Money Market Fund, 0.025%	21,651,185	21,651,185	0.2%

144

U.S. LARGE COMPANY PORTFOLIO

CONTINUED

	Shares	Value†	Percentage of Net Assets‡
SECURITIES LENDING COLLATERAL — (0.0%)
@§ The DFA Short Term Investment Fund	476,329	$5,511,126	0.0%

TOTAL INVESTMENTS — (100.0%) (Cost $3,139,477,611)		$12,307,941,011	100.0%

As of October 31, 2021, U.S. Large Company Portfolio had entered into the following outstanding futures contracts:

Description	Number of Contracts	Expiration Date	Notional Value	Market Value	Unrealized Appreciation (Depreciation)
Long Position Contracts:
S&P 500® Emini Index	116	12/17/21	$26,310,734	$26,662,600	$351,866

Total Futures Contracts			$26,310,734	$26,662,600	$351,866

Summary of the Portfolio’s investments as of October 31, 2021, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Communication Services	$1,330,440,037	—	—	$1,330,440,037
Consumer Discretionary	1,574,331,954	—	—	1,574,331,954
Consumer Staples	687,390,522	—	—	687,390,522
Energy	350,758,087	—	—	350,758,087
Financials	1,400,817,684	—	—	1,400,817,684
Health Care	1,599,363,371	—	—	1,599,363,371
Industrials	986,088,749	—	—	986,088,749
Information Technology.	3,431,144,008	—	—	3,431,144,008
Materials	305,898,694	—	—	305,898,694
Real Estate	318,987,587	—	—	318,987,587
Utilities	295,558,007	—	—	295,558,007
Temporary Cash Investments	21,651,185	—	—	21,651,185
Securities Lending Collateral	—	$5,511,126	—	5,511,126
Futures Contracts**	351,866	—	—	351,866

TOTAL	$12,302,781,751	$5,511,126	—	$12,308,292,877

**	Valued at the unrealized appreciation/(depreciation) on the investment.

See accompanying Notes to Financial Statements.

145

DIMENSIONAL INVESTMENT GROUP INC.

STATEMENT OF ASSETS AND LIABILITIES

OCTOBER 31, 2021

(Amounts in thousands, except share and per share amounts)

U.S. Large Company Portfolio*
ASSETS:
Investment Securities at Value (including $104,055 of securities on loan)	$12,280,779
Temporary Cash Investments at Value & Cost	21,651
Collateral from Securities on Loan Invested in Affiliate at Value (including cost of $5,510)	5,511
Segregated Cash for Futures Contracts	1,334
Receivables:
Dividends and Interest	9,269
Securities Lending Income	14
Fund Shares Sold	3,404
Futures Margin Variation	79
Prepaid Expenses and Other Assets	65

Total Assets	12,322,106

LIABILITIES:
Payables:
Upon Return of Securities Loaned	5,592
Fund Shares Redeemed	6,120
Due to Advisor	474
Accrued Expenses and Other Liabilities	2,060

Total Liabilities	14,246

NET ASSETS	$12,307,860

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE:
Institutional Class Shares — based on net assets of $12,307,860 and shares outstanding of 356,155,739	$34.56

NUMBER OF SHARES AUTHORIZED	900,000,000

Investment Securities at Cost	$3,112,316

NET ASSETS CONSIST OF:
Paid-In Capital	$2,539,964
Total Distributable Earnings (Loss)	9,767,896

NET ASSETS	$12,307,860

*	See Note I in the Notes to Financial Statements for additional information about securities lending collateral.

See accompanying Notes to Financial Statements.

146

DIMENSIONAL INVESTMENT GROUP INC.

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2021

(Amounts in thousands)

U.S. Large Company Portfolio#
Investment Income
Dividends (Net of Foreign Taxes Withheld of $15)	$165,923
Income from Securities Lending	222

Total Investment Income	166,145

Fund Expenses
Investment Management Fees	6,798
Accounting & Transfer Agent Fees	2,136
S&P 500® Fees	100
Custodian Fees	121
Filing Fees	164
Shareholders’ Reports	182
Directors’/Trustees’ Fees & Expenses	126
Professional Fees	108
Previously Waived Fees Recovered by Advisor (Note C)	25
Other	205

Total Fund Expenses	9,965

Fees Waived, Expenses Reimbursed by Advisor (Note C)	901

Net Expenses	9,064

Net Investment Income (Loss)	157,081

Realized and Unrealized Gain (Loss)
Net Realized Gain (Loss) on:
Investment Securities Sold**	726,997
Affiliated Investment Companies Shares Sold	1
Futures	6,547
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	3,024,256
Affiliated Investment Companies Shares	(6)
Futures.	758

Net Realized and Unrealized Gain (Loss)	3,758,553

Net Increase (Decrease) in Net Assets Resulting from Operations	$3,915,634

**	Net of foreign capital gain taxes withheld of $0.
#	Portion of income is from investment in affiliated fund.

See accompanying Notes to Financial Statements.

147

DIMENSIONAL INVESTMENT GROUP INC.

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	U.S. Large Company Portfolio
	Year Ended Oct 31, 2021	Year Ended Oct 31, 2020
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$157,081	$176,322
Net Realized Gain (Loss) on:
Investment Securities Sold*,**	726,997	293,769
Affiliated Investment Companies Shares Sold	1	(79)
Futures	6,547	5,519
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	3,024,256	437,733
Affiliated Investment Companies Shares	(6)	(2)
Futures	758	(629)

Net Increase (Decrease) in Net Assets Resulting from Operations	3,915,634	912,633

Distributions:
Institutional Class Shares	(395,160)	(239,888)
Capital Share Transactions (1):
Shares Issued	1,206,555	1,829,642
Shares Issued in Lieu of Cash Distributions	367,657	221,900
Shares Redeemed.	(2,349,587)	(2,947,917)

Net Increase (Decrease) from Capital Share Transactions	(775,375)	(896,375)

Total Increase (Decrease) in Net Assets	2,745,099	(223,630)
Net Assets
Beginning of Year	9,562,761	9,786,391

End of Year	$12,307,860	$9,562,761

(1) Shares Issued and Redeemed:
Shares Issued	39,616	80,394
Shares Issued in Lieu of Cash Distributions	12,970	9,448
Shares Redeemed	(77,430)	(125,721)

Net Increase (Decrease) from Shares Issued and Redeemed	(24,844)	(35,879)

*	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2021 of $0.
**	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2020 of $0.

See accompanying Notes to Financial Statements.

148

DIMENSIONAL INVESTMENT GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

	U.S. Large Company Portfolio
	Year Ended Oct 31, 2021	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2018	Year Ended Oct 31, 2017
Net Asset Value, Beginning of Year	$25.10	$23.48	$21.06	$20.05	$16.67

Income from Investment Operations (A)
Net Investment Income (Loss)	0.43	0.44	0.44	0.41	0.37
Net Gains (Losses) on Securities (Realized and Unrealized)	10.09	1.77	2.50	1.05	3.50

Total from Investment Operations	10.52	2.21	2.94	1.46	3.87

Less Distributions:
Net Investment Income	(0.43)	(0.47)	(0.39)	(0.39)	(0.39)
Net Realized Gains	(0.63)	(0.12)	(0.13)	(0.06)	(0.10)

Total Distributions	(1.06)	(0.59)	(0.52)	(0.45)	(0.49)

Net Asset Value, End of Year	$34.56	$25.10	$23.48	$21.06	$20.05

Total Return	42.87%	9.63%	14.29%	7.25%	23.55%

Net Assets, End of Year (thousands)	$12,307,860	$9,562,761	$9,786,391	$8,517,069	$7,996,178
Ratio of Expenses to Average Net Assets	0.08%	0.08%	0.08%	0.08%	0.08%
Ratio of Expenses to Average Net Assets (Excluding Fees Waived, Expenses Reimbursed by Advisor)	0.09%	0.09%	0.08%	0.08%	0.08%
Ratio of Net Investment Income to Average Net Assets	1.39%	1.83%	2.02%	1.90%	1.99%
Portfolio Turnover Rate	4%	3%	3%	5%	7%

See page 1-2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

149

DIMENSIONAL INVESTMENT GROUP INC.

NOTES TO FINANCIAL STATEMENTS

A. Organization:

Dimensional Investment Group Inc. (the “Fund”) is an open-end management investment company registered under the Investment Company Act of 1940, whose shares are generally offered to institutional investors, retirement plans and clients of registered investment advisors. The Fund consists of eleven portfolios, one of which, the U.S. Large Company Portfolio (the “Portfolio”), is presented in this section of the report. The remaining operational portfolios are presented in separate reports. The Portfolio is an investment company, and accordingly, follows the accounting and reporting guidance under the Financial Accounting Standards Board (“FASB”) Accounting Standards Certification (“ASC”), Topic 946, “Financial Services-Investment Companies.”

B. Significant Accounting Policies:

The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Fund in preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates, and those differences could be material.

1. Security Valuation: The Portfolio uses a fair value hierarchy, which prioritizes the inputs-to-valuation techniques used to measure fair value into three broad levels described below:

•	Level 1 – inputs are quoted prices in active markets for identical securities (including equity securities, open-end investment companies, and futures contracts)

•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

Securities held by the Portfolio, including over-the-counter securities, are valued at the last quoted sale price of the day. Securities held by the Portfolio that are listed on Nasdaq are valued at the Nasdaq Official Closing Price (“NOCP”). If there is no last reported sale price or NOCP for the day, the Portfolio values the securities within the range of the most recent quoted bid and ask prices. Price information on listed securities is taken from the exchange where the security is primarily traded. Generally, securities issued by open-end management investment companies are valued using their respective net asset values or public offering prices, as appropriate, for purchase orders placed at the close of the New York Stock Exchange (NYSE). These securities are generally categorized as Level 1 in the hierarchy.

Securities for which no market quotations are readily available (including restricted securities), or for which market quotations have become unreliable, are valued in good faith at fair value in accordance with procedures adopted by the Board of Directors of the Fund. Fair value pricing may also be used if events that have a significant effect on the value of an investment (as determined in the discretion of Dimensional Fund Advisors LP) occur before the net asset value of the Portfolio is calculated. When fair value pricing is used, the prices of securities used by the Portfolio may differ from the quoted or published prices for the same securities on their primary markets or exchanges. These securities are generally categorized as Level 2 or Level 3 in the hierarchy.

Futures contracts held by the Portfolio are valued using the settlement price established each day on the exchange on which they are traded. These valuations are generally categorized as Level 1 in the hierarchy.

150

A summary of the inputs used to value the Portfolio’s investments by each major security type, industry and/or country is disclosed previously in this note. A valuation hierarchy table has been included at the end of the Summary Schedule of Portfolio Holdings. The methodology or inputs used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

2. Deferred Compensation Plan: Each eligible Director of the Fund may elect to participate in the Fee Deferral Plan for Independent Directors and Trustees (the “Plan”). Under the Plan, effective January 1, 2002, such Directors may defer payment of all or a portion of their total fees earned as a Director. These deferred amounts may be treated as though such amounts had been invested in shares of the following funds: the U.S. Large Cap Value Portfolio, U.S. Core Equity 1 Portfolio, U.S. Large Company Portfolio, U.S. Vector Equity Portfolio, U.S. Micro Cap Portfolio, DFA International Value Portfolio, International Core Equity Portfolio, Emerging Markets Portfolio, Emerging Markets Core Equity Portfolio, DFA Inflation-Protected Securities Portfolio, and/or DFA Two-Year Global Fixed Income Portfolio. Contributions made under the Plan and the change in unrealized appreciation (depreciation) and income are included in Directors’/ Trustees’ Fees & Expenses.

The Directors may receive their distributions of proceeds by one of the following methods: lump sum, annual installments over a period of agreed-upon years, or quarterly installments over a period of agreed-upon years. Each Director shall have the right in a notice of election (the “Notice”) to defer the receipt of the Director’s deferred compensation until a date specified by such Director in the Notice. The date may not be sooner than the earlier of: (i) the first business day of January following the year in which such Director ceases to be a member of the Board of Directors of the Fund; and (ii) five years following the effective date of the Director’s first deferral election. If a Director who elects to defer fees fails to designate in the Notice a time or date as of which payment of the Director’s deferred fee account shall commence, payment of such amount shall commence as of the first business day of January following the year in which the Director ceases to be a member of the Board (unless the Director files an amended Notice selecting a different distribution date).

3. Other: Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments or as a realized gain, respectively. The Portfolio estimates the character of received distributions that may be considered return of capital distributions. Expenses directly attributable to a Portfolio are directly charged. Common expenses of the Fund or the Portfolios are allocated using methods approved by the Board of Directors, generally based on average net assets.

C. Investment Advisor:

The Advisor, Dimensional Fund Advisors LP, provides investment management services to the Portfolio. For the year ended October 31, 2021, the Portfolio’s investment management fees were accrued daily and paid monthly to the Advisor based on the following effective annual rate of average daily net assets:

U.S. Large Company Portfolio	0.06%

Pursuant to an Amended and Restated Fee Waiver and/or Expense Assumption Agreement (the “Fee Waiver Agreement”), the Advisor has contractually agreed to waive certain fees, and in certain instances, assume certain expenses of the Portfolio, as described in the notes below. The Fee Waiver Agreement for the Portfolio will remain in effect through February 28, 2022, may only be terminated by the Fund’s Board of Directors prior to that date and shall continue in effect from year to year thereafter unless terminated by the Fund or the Advisor. During the year ended October 31, 2021, the Portfolio had an expense limit based on a percentage of average net assets on an annualized basis, and the Advisor recovered previously waived fees and/or assumed expenses (amounts in thousands), as listed below. The net amount of waived fees/expenses assumed (recovered previously waived fees/expenses assumed) during the year ended October 31, 2021, and the previously waived fees/expenses assumed subject to future recovery by the Advisor as of October 31, 2021, are also reflected below (amounts in thousands). At any time that the Annualized Expense Ratio (defined below) of the Portfolio is less than the Expense Limitation Amount listed below, the Advisor retains the right to recover fees previously waived and/or expenses previously assumed to the extent that the expense ratio following such recovery would be less than the Expense Limitation Amount that was in place when such prior year fees were waived and/or expenses assumed, and less than

151

the current Expense Limitation Amount for the Portfolio. The Fund, on behalf of the Portfolio, is also not obligated to reimburse the Advisor for fees previously waived or expenses previously assumed by the Advisor more than thirty-six months before the date of recovery.

Institutional Class Shares	Expense Limitation Amount	Recovery of Previously Waived Fees/ Expenses Assumed	Waived Fees/ Expenses Assumed	Previously Waived Fees/ Expenses Assumed Subject to Future Recovery
U.S. Large Company Portfolio (1)	0.08%	$25	$901	$2,575

(1) The Advisor has contractually agreed to waive all or a portion of its management fee to the extent necessary to reduce the ordinary operating expenses (excluding expenses incurred through investment in other investment companies) (“Portfolio Expenses”) of the U.S. Large Company Portfolio so that the Portfolio Expenses, on an annualized basis, do not exceed the rate listed above as a percentage of the Portfolio’s average net assets (the “Annualized Expense Ratio”).

Fees Paid to Officers and Directors/Trustees:

Certain Officers and Directors of the Advisor are also Officers and Directors of the Fund; however, such Officers and Directors (with the exception of the Chief Compliance Officer (“CCO”)) receive no compensation from the Fund. For the year ended October 31, 2021, the total related amounts paid by the Fund to the CCO were $14 (in thousands). The total related amounts paid by the Portfolio are included in Other Expenses on the Statement of Operations.

D. Deferred Compensation:

As of October 31, 2021, the total liability for deferred compensation to Directors is included in Accrued Expenses and Other Liabilities on the Statement of Assets and Liabilities as follows (amount in thousands):

U.S. Large Company Portfolio	$336

E. Purchases and Sales of Securities:

For the year ended October 31, 2021, the Portfolio’s transactions related to investment securities, other than short-term securities, in-kind redemptions and U.S. Government securities (amounts in thousands), were as follows:

	Purchases	Sales
U.S. Large Company Portfolio	$417,684	$1,433,041

There were no purchases or sales of long-term U.S. government securities.

For the year ended October 31, 2021, transactions related to Affiliated Investment Companies, excluding in-kind redemptions, are presented below.

The amounts presented below may differ from the respective amounts presented in the Summary Schedule of Portfolio Holdings, Statement of Assets and Liabilities or Statement of Operations due to rounding. The amounts are as follows (amounts in thousands):

	Balance at October 31, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ Depreciation	Balance at October 31, 2021	Shares as of October 31, 2021	Dividend Income	Capital Gain Distributions
U.S. Large Company Portfolio
The DFA Short Term Investment Fund	$19,251	$485,840	$499,575	$1	$(6)	$5,511	476	$12	—

Total	$19,251	$485,840	$499,575	$1	$(6)	$5,511	476	$12	—

152

F. Federal Income Taxes:

The Portfolio has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for federal income tax purposes and to distribute substantially all of its taxable income and net capital gains to its shareholders. Accordingly, no provision has been made for federal income taxes.

Distributions from net investment income and net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent that these differences are permanent, they are charged or credited to paid-in capital or distributable earnings, undistributed net investment income, accumulated net realized gains or losses, or unrealized appreciation, as appropriate, in the period that the differences arise. Accordingly, the permanent differences as of October 31, 2021, can occur as a result of realized gains on securities considered to be “passive foreign investment companies”, net foreign currency gains/losses, the use of accumulated earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction for income tax purposes, and foreign capital gains tax reclass, and were reclassified to the accounts mentioned above. These reclassifications had no effect on net assets or net asset value per share.

The tax character of dividends and distributions declared and paid during the years ended October 31, 2020, and October 31, 2021, were as follows (amounts in thousands):

	Net Investment Income and Short-Term Capital Gains	Long-Term Capital Gains	Tax Exempt Income	Total
U.S. Large Company Portfolio
2020	$190,450	$49,437	—	$239,887
2021	159,251	235,909	—	395,160

As of October 31, 2021, the following net investment income and short-term capital gains and long-term capital gains distributions designated for federal income tax purposes are due to the use of accumulated earnings and profits distributed to shareholders upon redemption of shares (amounts in thousands):

	Net Investment Income and Short-Term Capital Gains	Long-Term Capital Gains	Total
U.S. Large Company Portfolio	$(16,326)	$(46,249)	$(62,575)

As of October 31, 2021, the components of distributable earnings (accumulated losses) were as follows (amounts in thousands):

	Undistributed Net Investment Income and Short-Term Capital Gains	Undistributed Long-Term Capital Gains	Unrealized Appreciation (Depreciation)	Total Net Distributable Earnings (Accumulated Losses)
U.S. Large Company Portfolio	$3,342	$644,573	$9,120,317	$9,768,232

For federal income tax purposes, the Fund measures its capital loss carryforwards annually at October 31, its fiscal year end. Capital loss carryforwards may be carried forward and applied against future capital gains. As of October 31, 2021, the Portfolio did not have capital loss carryforwards available to offset future realized capital gains.

During the year ended October 31, 2021, the Portfolio did not use capital loss carryforwards to offset realized capital gains for federal income tax purposes.

153

As of October 31, 2021, the total cost and aggregate gross unrealized appreciation (depreciation) of securities for federal income tax purposes were different from amounts reported for financial reporting purposes, as follows (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
U.S. Large Company Portfolio	$3,187,624	$9,184,546	$(64,229)	$9,120,317

The difference between GAAP-basis and tax-basis unrealized gains (losses) can occur as a result of wash sales and net mark to market gains (losses) on regulated futures contracts, net mark-to-market gain/loss on foreign currency contracts, and differences in the tax treatment of passive foreign investment company investments.

ASC 740 Accounting for Uncertainty in Income Taxes sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed the Portfolio’s tax positions and has concluded that no additional provision for income tax is required in the Portfolio’s financial statements. The Portfolio is not aware of any tax positions for which it is more likely than not that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

G. Financial Instruments:

In accordance with the Portfolio’s investment objectives and policies, the Portfolio may invest in certain financial instruments that have off-balance sheet risk in excess of the amounts recognized in the financial statements and concentrations of credit and market risk. These instruments and their significant corresponding risks are described below:

Derivative Financial Instruments:

Summarized below are the specific types of derivative instruments used by the Portfolio.

1. Futures Contracts: The Portfolio may purchase or sell futures contracts and options on futures contracts for equity securities and indices to increase or decrease market exposure based on actual or expected cash inflows to or outflows from the Portfolio. Upon entering into a futures contract, the Portfolio deposits cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded to a broker. Subsequent payments are received from or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Portfolio as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Portfolio records a realized gain or loss, which is presented in the Statement of Operations as a net realized gain or loss on futures, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Risks may arise upon entrance into futures contracts from potential imperfect price correlations between the futures contracts and the underlying securities, from the possibility of an illiquid secondary market for these instruments and from the possibility that the Portfolio could lose more than the initial margin requirements. Entering into stock index futures subjects the Portfolio to equity price risk from those futures contracts. Counterparty credit risk related to exchange-traded futures is minimal because the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

The average volume (based on the open positions at each fiscal month-end) of derivative activity for the year ended October 31, 2021 was as follows (amount in thousands):

Futures*
U.S. Large Company Portfolio	$22,368

*	Average Notional Value of futures contracts

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The following is a summary of the Portfolio’s derivative instrument holdings categorized by primary risk exposure as of October 31, 2021 (amounts in thousands):

	Asset Derivatives Value
	Total Value at October 31, 2021	Equity Contracts*,(1)
U.S. Large Company Portfolio	$352	$352

(1)	Presented on Statements of Assets and Liabilities as Receivables or Payables: Futures Margin Variation.
*	Includes cumulative appreciation (depreciation) of futures contracts. Only current day’s margin variation is reported within the Statement of Assets and Liabilities.

The following is a summary of the realized and change in unrealized gains and losses from the Portfolio’s direct investment in derivative instrument holdings categorized by primary risk exposure for the year ended October 31, 2021 (amounts in thousands):

	Realized Gain (Loss) on Derivatives
	Total	Equity Contracts (1)
U.S. Large Company Portfolio	$6,547	$6,547

	Change in Unrealized Appreciation (Depreciation) on Derivatives
	Total	Equity Contracts (2)
U.S. Large Company Portfolio	$758	$758

(1)	Presented on Statement of Operations as Net Realized Gain (Loss) on: Futures.
(2)	Presented on Statement of Operations as Change in Unrealized Appreciation (Depreciation) of: Futures.

H. Line of Credit and Interfund Lending Program:

The Fund, together with other Dimensional-advised portfolios, has entered into a $500 million uncommitted, unsecured discretionary line of credit effective April 7, 2021, with its domestic custodian bank. A line of credit with similar terms was in effect through April 7, 2021. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The agreement for the line of credit expires on April 6, 2022.
The Fund, together with other Dimensional-advised portfolios, has also entered into an additional $700 million unsecured line of credit with its international custodian bank effective January 2, 2021. A line of credit with similar terms was in effect through January 2, 2021. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $700 million in the aggregate. Each portfolio is individually, and not jointly, liable for its particular advances under the

155

line of credit. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The line of credit agreement expires on January 1, 2022.

For the year ended October 31, 2021, borrowings by the Portfolio under the lines of credit were as follows (amounts in thousands, except percentages and days):

	Weighted Average Interest Rate	Weighted Average Loan Balance	Number of Days Outstanding*	Interest Expense Incurred	Maximum Amount Borrowed During the Period	Outstanding Borrowings as of 10/31/2021
U.S. Large Company Portfolio	0.83%	$6,154	66	$9	$21,830	—

*	Number of Days Outstanding represents the total of single or consecutive days during the year ended October 31, 2021, that the Portfolio’s available line of credit was used.

Pursuant to an exemptive order issued by the SEC (the “Order”), the Portfolio may participate in an interfund lending program among certain portfolios managed by the Advisor (portfolios that operate as feeder funds do not participate in the program). The program allows the participating portfolios to borrow money from and loan money to each other for temporary or emergency purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending portfolios as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a portfolio may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice.

The Portfolio did not use the interfund lending program during the year ended October 31, 2021.

I. Securities Lending:

As of October 31, 2021, the Portfolio had securities on loan to brokers/dealers, for which the Portfolio received cash collateral. In addition, the Portfolio received non-cash collateral consisting of short- and/or long-term U.S. Treasuries and U.S. government agency securities as follows (amounts in thousands):

Non-Cash Collateral Market Value
U.S. Large Company Portfolio	$100,650

The Portfolio invests the cash collateral, as described below, and records a liability for the return of the collateral, during the period the securities are on loan. Loans of securities are expected at all times to be secured by collateral in an amount (i) equal to at least 100% of the current market value of the loaned securities with respect to securities of the U.S. government or its agencies, (ii) generally equal to 102% of the current market value of the loaned securities with respect to U.S. securities, and (iii) generally equal to 105% of the current market value of the loaned securities with respect to foreign securities. However, daily market fluctuations could cause the Portfolio’s collateral to be lower or higher than the expected thresholds. If this were to occur, the collateral would be adjusted the next business day to ensure adequate collateralization. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. If the borrower fails to return loaned securities, cash collateral being maintained by the borrower is insufficient to cover the value of loaned securities, and such collateral insufficiency is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Portfolio or, at the option of the lending agent, to replace the securities. In the event of the bankruptcy of the borrower, the Portfolio could experience delay in recovering the loaned securities or only recover cash or a security of equivalent value.

156

Subject to its stated investment policies, the Portfolio will generally invest the cash collateral received for the loaned securities in The DFA Short Term Investment Fund (the “Money Market Series”), an affiliated registered money market fund advised by the Advisor for which the Advisor receives a management fee of 0.05% of the average daily net assets of the Money Market Series. Income received from the Money Market Series is netted with fees for securities lending and collateral investment expenses and with other payments to and from borrowers of securities. The Portfolio also may invest the cash collateral received for the loaned securities in securities of the U.S. government or its agencies, repurchase agreements collateralized by securities of the U.S. government or its agencies, and affiliated or unaffiliated money market funds that are registered or unregistered. For purposes of this paragraph, agencies include both agency debentures and agency mortgage-backed securities. Additionally, the Portfolio will be able to terminate the loan at any time and will receive reasonable interest on the loan, as well as amounts equal to any dividends, interest or, other distributions on the loaned securities. However, dividend income received from loaned securities may not be eligible for taxation at qualified dividend income rates.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of October 31, 2021 (amounts in thousands):

	Remaining Contractual Maturity of the Agreements As of October 31, 2021
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
U.S. Large Company Portfolio
Common Stocks	$5,592	—	—	—	$5,592

J. Indemnitees; Contractual Obligations:

Under the Fund’s organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund.

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

K. Recently Issued Accounting Standards and Regulations:

In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. In January 2021, the FASB issued ASU No. 2021-01, with further amendments to Topic 848. The amendments in the ASUs provide optional temporary accounting recognition and financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the LIBOR and other interbank-offered based reference rates as of the end of 2021 and 2023. The ASUs are effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management has reviewed the requirements and believes the adoption of these ASUs will not have a material impact on the Portfolio’s financial statements.

In October 2020, the SEC adopted new regulations governing the use of derivatives by registered investment companies. Rule 18f-4 (the “Derivatives Rule”) imposes limits on the amount of derivatives contracts the Portfolio could enter, eliminate the asset segregation framework currently used by the Portfolio to comply with Section 18 of the 1940 Act, and require funds whose use of derivatives is more than a limited specified exposure to establish and maintain a derivatives risk management program and appoint a derivatives risk manager. The Derivatives Rule became effective February 19, 2021 and the Portfolio is required to comply on August 19, 2022. Management is currently evaluating the effect, if any, the Derivatives Rule will have on the Portfolio.

157

On December 3, 2020, the SEC adopted new Rule 2a-5 (the “Valuation Rule”) under the Investment Company Act of 1940, establishing an updated regulatory framework for fund valuation. The Valuation Rule, in part, provides a framework for good faith fair value determination and permits a Board to designate fair value determinations to a fund’s investment adviser. Further, the SEC is rescinding previously issued guidance on related issues. The Valuation Rule became effective on March 8, 2021, with a compliance date of September 8, 2022. Management is currently evaluating the Valuation Rule and its effect on the Portfolio.

L. Coronavirus (COVID-19) Pandemic:

The ongoing outbreak of the novel coronavirus, COVID-19, has resulted, at times, in market closures, market volatility, liquidity constraints and increased trading costs. Efforts to contain the spread of COVID-19 have resulted in global travel restrictions and disruptions of healthcare systems, business operations and supply chains, layoffs, reduced consumer demand, defaults and credit rating downgrades, and other significant economic impacts. The effects of COVID-19 have impacted global economic activity and may heighten pre-existing political, social and economic risks, domestically or globally. The full impact of the COVID-19 pandemic is unpredictable and may adversely affect the Portfolio’s performance.

M. Other:

As of October 31, 2021, the following number of shareholders held the following approximate percentages of the Portfolio’s outstanding shares. One or more of the shareholders may be omnibus accounts, which typically hold shares for the benefit of several other underlying investors.

	Number of Shareholders	Approximate Percentage of Outstanding Shares
U.S. Large Company Portfolio-Institutional Class	4	71%

The Portfolio is subject to claims and suits that arise from time to time in the ordinary course of business (for example, ongoing claw back litigation against former shareholders of portfolio companies that filed for bankruptcy, such as The Tribune Company and Nine West). Although management currently believes that resolving claims against the Portfolio, individually or in aggregate, will not have a material adverse impact on the Portfolio’s financial position, results of operations, or cash flows, these matters are subject to inherent uncertainties and management’s view of these matters may change in the future.

N. Subsequent Event Evaluations:

Management has evaluated the impact of all subsequent events on the Portfolio through the date on which the financial statements were issued and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

158

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Dimensional Investment Group Inc. and Shareholders of U.S. Large Company Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the summary schedule of portfolio holdings, of U.S. Large Company Portfolio (one of the portfolios constituting Dimensional Investment Group Inc., hereafter referred to as the “Portfolio”) as of October 31, 2021, the related statement of operations for the year ended October 31, 2021, the statement of changes in net assets for each of the two years in the period ended October 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of October 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2021 and the financial highlights for each of the five years in the period ended October 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2021 by correspondence with the custodian, broker and transfer agent of the investee fund. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
December 22, 2021

We have served as the auditor of one or more investment companies in Dimensional Fund Advisors L.P. investment company group since 1981.

159

THE DFA INVESTMENT TRUST COMPANY

PERFORMANCE CHARTS

(Unaudited)

The U.S. Large Cap Value Series vs.

Russell 1000™ Value Index

October 31, 2011-October 31, 2021

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes.

Average Annual Total Return	One Year	Five Years	Ten Years
	48.85%	12.58%	13.55%

160

MANAGEMENT’S DISCUSSION AND ANALYSIS

U.S. Equity Market Review	12 Months Ended October 31, 2021

U.S. equities had positive returns for the period. The broad U.S. equity market, as measured by the Russell 3000® Index, gained approximately 43.90% . As measured by Russell indices, small-cap stocks outperformed large-cap stocks, and mid-cap stocks, a subset of the large-cap universe, outperformed large-cap stocks but underperformed small-cap stocks. Value stocks outperformed growth stocks as measured by the Russell indices.

Total Return for 12 Months Ended October 31, 2021

Russell 3000® Index	43.90%
Russell 1000® Index (large-cap stocks)	43.51%
Russell Midcap® Index (mid-cap stocks)	45.40%
Russell 2000® Index (small-cap stocks)	50.80%
Russell Microcap® Index (micro-cap stocks)	62.54%
Dow Jones U.S. Select REIT Index SM	56.10%

Total Return for 12 Months Ended October 31, 2021

Russell 1000® Value Index (large-cap value stocks)	43.76%
Russell 1000® Growth Index (large-cap growth stocks)	43.21%
Russell 2000® Value Index (small-cap value stocks)	64.30%
Russell 2000® Growth Index (small-cap growth stocks)	38.45%

Source: Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes.

U.S. Large Cap Value Series

The U.S. Large Cap Value Series is designed to capture the returns of U.S. large company low relative price (value) stocks. The investment strategy is process driven, emphasizing broad diversification with increased exposure to stocks with smaller market capitalizations, lower relative price (value), and higher profitability within the large-cap value segment of the U.S. market. As of October 31, 2021, the Series held approximately 370 securities. Average cash exposure throughout the year was less than 1% of the Series’ assets.

For the 12 months ended October 31, 2021, total returns were 48.85% for the Series and 43.76% for the Russell 1000® Value Index, the Series’ benchmark. With low relative price (value) stocks outperforming high relative price (growth) stocks, the Series’ greater emphasis on value stocks as compared to the benchmark contributed positively to the Series’ relative performance. The Series’ emphasis on stocks with smaller market capitalizations within the large cap universe also contributed positively to relative performance, as these stocks outperformed their larger counterparts for the period. Additionally, the Series’ exclusion of highly regulated utilities contributed positively to relative performance, as utilities generally underperformed.

161

THE DFA INVESTMENT TRUST COMPANY

DISCLOSURE OF FUND EXPENSES

(Unaudited)

The following Expense Table is shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports, among others. Operating expenses and legal and audit services, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs, in dollars, of investing in the fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrates your fund’s costs in two ways.

Actual Fund Return

This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and “Expenses Paid During Period” reflects the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes

This section is intended to help you compare your fund’s costs with those of other mutual funds. The hypothetical “Ending Account Value” and “Expenses Paid During Period” are derived from the fund’s actual expense ratio and an assumed 5% annual return before expenses. In this case, because the return used is not the fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% annual return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs, if applicable. The “Annualized Expense Ratio” represents the actual expenses for the six-month period indicated.

Six Months Ended October 31, 2021

EXPENSE TABLE

	Beginning Account Value 05/01/21	Ending Account Value 10/31/21	Annualized Expense Ratio (1)	Expenses Paid During Period (1)

The U.S. Large Cap Value Series
Actual Fund Return	$1,000.00	$1,040.60	0.11%	$0.57
Hypothetical 5% Annual Return	$1,000.00	$1,024.65	0.11%	$0.56

(1)

Expenses are equal to the fund’s annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (184), then divided by the number of days in the year (365) to reflect the six-month period.

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THE DFA INVESTMENT TRUST COMPANY

DISCLOSURE OF PORTFOLIO HOLDINGS

(Unaudited)

The SEC requires that all funds file a complete Schedule of Investments with the SEC for their first and third fiscal quarters as an exhibit to their reports on Form N-PORT. For The DFA Investment Trust Company, this would be for the fiscal quarters ending January 31 and July 31. Such Form N-PORT filing must be made within 60 days of the end of the quarter. The DFA Investment Trust Company filed its most recent Form N-PORT with the SEC on September 24, 2021. They are available upon request, without charge, by calling collect: (512) 306-7400; by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, TX 78746; or by visiting the SEC’s website at http://www.sec.gov.

SEC regulations permit a fund to include in its reports to shareholders a “Summary Schedule of Portfolio Holdings” in lieu of a full Schedule of Investments. The Summary Schedule of Portfolio Holdings reports the fund’s 50 largest holdings in unaffiliated issuers and any investments that exceed one percent of the fund’s net assets at the end of the reporting period. The regulations also require that the Summary Schedule of Portfolio Holdings identify each category of investments that are held.

A fund is required to file a complete Schedule of Investments with the SEC on Form N-CSR within ten days after mailing the annual and semi-annual reports to shareholders. It will be available upon request, without charge, by calling collect: (512) 306-7400; by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, TX 78746; or by visiting the SEC’s website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The SEC requires that all funds present their categories of portfolio holdings in a table, chart, or graph format in their annual and semi-annual shareholder reports, whether or not a Schedule of Investments is used. The following table, which presents portfolio holdings as a percentage of total investments before short-term investments and collateral for loaned securities, is provided in compliance with this requirement. The categories shown below represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

DOMESTIC EQUITY PORTFOLIO

The U.S. Large Cap Value Series
Communication Services	9.7%
Consumer Discretionary	7.1%
Consumer Staples	6.0%
Energy.	8.0%
Financials	22.0%
Health Care.	15.9%
Industrials.	13.8%
Information Technology	9.3%
Materials.	7.5%
Real Estate.	0.5%
Utilities.	0.2%

100.0%

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THE U.S. LARGE CAP VALUE SERIES

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2021

	Shares	Value†	Percentage of Net Assets‡
COMMON STOCKS — (98.6%)
COMMUNICATION SERVICES — (9.6%)
AT&T, Inc.	22,876,258	$577,854,277	1.9%
#* Charter Communications, Inc., Class A	391,280	264,070,959	0.9%
Comcast Corp., Class A	14,284,552	734,654,509	2.5%
* T-Mobile U.S., Inc.	1,375,885	158,268,052	0.5%
Verizon Communications, Inc.	5,468,340	289,767,337	1.0%
* Walt Disney Co.	2,075,362	350,881,453	1.2%
Other Securities		489,852,730	1.6%

TOTAL COMMUNICATION SERVICES		2,865,349,317	9.6%

CONSUMER DISCRETIONARY — (7.0%)
DR Horton, Inc.	2,991,530	267,053,883	0.9%
* General Motors Co.	5,294,855	288,198,958	1.0%
Other Securities		1,548,523,355	5.2%

TOTAL CONSUMER DISCRETIONARY		2,103,776,196	7.1%

CONSUMER STAPLES — (5.9%)
Mondelez International, Inc., Class A	3,446,636	209,348,671	0.7%
Walmart, Inc.	3,574,592	534,115,537	1.8%
Other Securities		1,025,555,734	3.4%

TOTAL CONSUMER STAPLES		1,769,019,942	5.9%

ENERGY — (7.8%)
Chevron Corp.	2,479,971	283,931,880	1.0%
ConocoPhillips	5,239,620	390,299,294	1.3%
Exxon Mobil Corp.	6,882,535	443,717,031	1.5%
Marathon Petroleum Corp.	2,499,258	164,776,080	0.6%
Other Securities		1,060,936,802	3.5%

TOTAL ENERGY		2,343,661,087	7.9%

FINANCIALS — (21.7%)
Bank of America Corp.	9,081,247	433,901,934	1.5%
* Berkshire Hathaway, Inc., Class B	1,932,050	554,517,671	1.9%
Capital One Financial Corp.	1,585,334	239,432,994	0.8%
Citigroup, Inc.	5,054,796	349,589,691	1.2%
Fifth Third Bancorp.	4,368,319	190,152,926	0.6%
Goldman Sachs Group, Inc.	1,096,257	453,137,831	1.5%
Hartford Financial Services Group, Inc.	2,301,121	167,820,755	0.6%
JPMorgan Chase & Co.	5,030,448	854,622,811	2.9%
Morgan Stanley	4,295,101	441,450,481	1.5%
PNC Financial Services Group, Inc.	1,142,434	241,087,847	0.8%
Travelers Cos., Inc.	1,136,535	182,845,751	0.6%
Truist Financial Corp.	2,893,413	183,644,923	0.6%
Wells Fargo & Co.	5,521,821	282,496,362	0.9%
Other Securities		1,927,065,509	6.4%

TOTAL FINANCIALS		6,501,767,486	21.8%

HEALTH CARE — (15.7%)
Anthem, Inc.	803,952	349,823,634	1.2%
Bristol-Myers Squibb Co.	4,416,689	257,934,638	0.9%
Cigna Corp.	1,075,436	229,723,884	0.8%

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THE U.S. LARGE CAP VALUE SERIES

CONTINUED

	Shares	Value†	Percentage of Net Assets‡
HEALTH CARE — (Continued)
CVS Health Corp.	4,791,977	$427,827,707	1.4%
Danaher Corp.	975,010	303,978,868	1.0%
Humana, Inc.	517,327	239,605,173	0.8%
* Laboratory Corp. of America Holdings	758,731	217,770,972	0.7%
Medtronic PLC	1,794,733	215,116,697	0.7%
Pfizer, Inc.	17,597,787	769,727,203	2.6%
Thermo Fisher Scientific, Inc.	758,947	480,466,577	1.6%
Other Securities		1,191,420,489	4.0%

TOTAL HEALTH CARE		4,683,395,842	15.7%

INDUSTRIALS — (13.6%)
Eaton Corp. PLC	1,110,312	182,935,005	0.6%
FedEx Corp.	1,020,334	240,319,267	0.8%
Kansas City Southern	679,296	210,751,584	0.7%
Norfolk Southern Corp.	802,832	235,269,918	0.8%
Raytheon Technologies Corp.	2,028,378	180,241,669	0.6%
Republic Services, Inc.	1,835,706	247,086,028	0.8%
Other Securities		2,774,436,817	9.4%

TOTAL INDUSTRIALS		4,071,040,288	13.7%

INFORMATION TECHNOLOGY — (9.2%)
HP, Inc.	9,358,742	283,850,645	0.9%
Intel Corp.	12,800,223	627,210,927	2.1%
Micron Technology, Inc.	4,258,919	294,291,303	1.0%
Other Securities		1,547,720,558	5.2%

TOTAL INFORMATION TECHNOLOGY		2,753,073,433	9.2%

MATERIALS — (7.4%)
Freeport-McMoRan, Inc.	5,290,412	199,554,341	0.7%
* Linde PLC	736,764	235,175,069	0.8%
Nucor Corp.	2,025,072	226,099,289	0.8%

Other Securities		1,558,777,935	5.1%

TOTAL MATERIALS		2,219,606,634	7.4%

REAL ESTATE — (0.5%)
Other Securities		147,125,781	0.5%

UTILITIES — (0.2%)
Other Securities		68,513,936	0.2%

TOTAL COMMON STOCKS (Cost $16,670,232,267)		29,526,329,942	99.0%

TEMPORARY CASH INVESTMENTS — (0.9%)
State Street Institutional U.S. Government Money Market Fund, 0.025%	252,244,635	252,244,635	0.9%

SECURITIES LENDING COLLATERAL — (0.5%)
@§ The DFA Short Term Investment Fund	13,464,092	155,779,548	0.5%

TOTAL INVESTMENTS—(100.0%) (Cost $17,078,248,214)		$29,934,354,125	100.4%

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THE U.S. LARGE CAP VALUE SERIES

CONTINUED

As of October 31, 2021, The U.S. Large Cap Value Series had entered into the following outstanding futures contracts:

Description	Number of Contracts	Expiration Date	Notional Value	Market Value	Unrealized Appreciation (Depreciation)
Long Position Contracts:
S&P 500® Emini Index	938	12/17/21	$206,938,892	$215,599,300	$8,660,408

Total Futures Contracts			$206,938,892	$215,599,300	$8,660,408

Summary of the Series’ investments as of October 31, 2021, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Communication Services	$2,865,349,317	—	—	$2,865,349,317
Consumer Discretionary	2,103,776,196	—	—	2,103,776,196
Consumer Staples	1,769,019,942	—	—	1,769,019,942
Energy	2,343,661,087	—	—	2,343,661,087
Financials	6,501,767,486	—	—	6,501,767,486
Health Care	4,683,395,842	—	—	4,683,395,842
Industrials	4,071,040,288	—	—	4,071,040,288
Information Technology	2,753,073,433	—	—	2,753,073,433
Materials	2,219,606,634	—	—	2,219,606,634
Real Estate	147,125,781	—	—	147,125,781
Utilities	68,513,936	—	—	68,513,936
Temporary Cash Investments	252,244,635	—	—	252,244,635
Securities Lending Collateral	—	$155,779,548	—	155,779,548
Futures Contracts**	8,660,408	—	—	8,660,408

TOTAL	$29,787,234,985	$155,779,548	—	$29,943,014,533

** Valued at the unrealized appreciation/(depreciation) on the investment.

See accompanying Notes to Financial Statements.

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THE DFA INVESTMENT TRUST COMPANY

STATEMENT OF ASSETS AND LIABILITIES

OCTOBER 31, 2021

(Amounts in thousands)

The U.S. Large Cap Value Series*
ASSETS:
Investment Securities at Value (including $399,832 of securities on loan)	$29,526,330
Temporary Cash Investments at Value & Cost	252,245
Collateral from Securities on Loan Invested in Affiliate at Value (including cost of $155,771)	155,780
Segregated Cash for Futures Contracts	10,787
Foreign Currencies at Value	94
Receivables:
Investment Securities Sold	43,437
Dividends and Interest	43,402
Securities Lending Income	50
Futures Margin Variation	445

Total Assets	30,032,570

LIABILITIES:
Payables:
Upon Return of Securities Loaned	156,095
Investment Securities Purchased	50,194
Due to Advisor	2,512
Accrued Expenses and Other Liabilities	3,126

Total Liabilities	211,927

NET ASSETS	$29,820,643

Investment Securities at Cost	$16,670,232

Foreign Currencies at Cost	$96

*	See Note J in the Notes to Financial Statements for additional information about securities lending collateral.

See accompanying Notes to Financial Statements.

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THE DFA INVESTMENT TRUST COMPANY

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2021

(Amounts in thousands)

The U.S. Large Cap Value Series#
Investment Income
Dividends (Net of Foreign Taxes Withheld of $0)	$572,024
Income from Securities Lending	708

Total Investment Income	572,732

Expenses
Investment Management Fees	28,214
Accounting & Transfer Agent Fees	1,255
Custodian Fees	234
Shareholders’ Reports	57
Directors’/Trustees’ Fees & Expenses	299
Professional Fees	357
Other	618

Total Expenses	31,034

Net Expenses	31,034

Net Investment Income (Loss)	541,698

Realized and Unrealized Gain (Loss)
Net Realized Gain (Loss) on:
Investment Securities Sold**	1,388,344
Affiliated Investment Companies Shares Sold	16
Futures	49,910
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	8,413,121
Affiliated Investment Companies Shares	(20)
Futures	12,740

Net Realized and Unrealized Gain (Loss)	9,864,111

Net Increase (Decrease) in Net Assets Resulting from Operations	$10,405,809

**	Net of foreign capital gain taxes withheld of $0.
#	Portion of income is from investment in affiliated fund.

See accompanying Notes to Financial Statements.

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THE DFA INVESTMENT TRUST COMPANY

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	The U.S. Large Cap Value Series
	Year Ended Oct 31, 2021	Year Ended Oct 31, 2020
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$541,698	$647,521
Net Realized Gain (Loss) on:
Investment Securities Sold*,**	1,388,344	(556,816)
Affiliated Investment Companies Shares Sold	16	(345)
Futures	49,910	70,664
Foreign Currency Transactions	—	(1)
In-Kind Redemptions	—	32,114
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	8,413,121	(3,555,408)
Affiliated Investment Companies Shares	(20)	(15)
Futures	12,740	(5,465)

Net Increase (Decrease) in Net Assets Resulting from Operations	10,405,809	(3,367,751)

Transactions in Interest:
Contributions	808,201	715,292
Withdrawals	(3,547,772)	(5,122,814)

Net Increase (Decrease) from Transactions in Interest	(2,739,571)	(4,407,522)

Total Increase (Decrease) in Net Assets	7,666,238	(7,775,273)
Net Assets
Beginning of Year	22,154,405	29,929,678

End of Year	$29,820,643	$22,154,405

*	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2021 of $0.
**	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2020 of $0.

See accompanying Notes to Financial Statements.

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THE DFA INVESTMENT TRUST COMPANY

FINANCIAL HIGHLIGHTS

	The U.S. Large Cap Value Series
	Year Ended Oct 31, 2021	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2018	Year Ended Oct 31, 2017
Total Return	48.85%	(11.42%)	7.15%	2.95%	24.31%

Net Assets, End of Year (thousands)	$29,820,643	$22,154,405	$29,929,678	$29,242,795	$27,676,546
Ratio of Expenses to Average Net Assets	0.11%	0.11%	0.11%	0.11%	0.11%
Ratio of Expenses to Average Net Assets (Excluding Fees Waived, Expenses Reimbursed)	0.11%	0.11%	0.11%	0.11%	0.11%
Ratio of Net Investment Income to Average Net Assets	1.92%	2.53%	2.50%	2.14%	2.19%
Portfolio Turnover Rate	10%	4%	10%	13%	15%

See	page 1-2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

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THE DFA INVESTMENT TRUST COMPANY

NOTES TO FINANCIAL STATEMENTS

A. Organization:

The DFA Investment Trust Company (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940. The Trust consists of ten operational portfolios, one of which, The U.S. Large Cap Value Series (the “Series”), is included in this section of the report. The remaining operational portfolios are presented in separate reports. The Series is an investment company, and accordingly, follows the accounting and reporting guidance under the Financial Accounting Standards Board (“FASB”) Accounting Standards Certification (“ASC”), Topic 946, “Financial Services-Investment Companies.”

B. Significant Accounting Policies:

The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Trust in preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates, and those differences could be material.

1. Security Valuation: The Series uses a fair value hierarchy, which prioritizes the inputs-to-valuation techniques used to measure fair value into three broad levels described below:

•	Level 1 – inputs are quoted prices in active markets for identical securities (including equity securities, open-end investment companies, and futures contracts)

•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Series’ own assumptions in determining the fair value of investments)

Securities held by the Series, including over-the-counter securities, are valued at the last quoted sale price of the day. Securities held by the Series that are listed on Nasdaq are valued at the Nasdaq Official Closing Price (“NOCP”). If there is no last reported sale price or NOCP for the day, the Series values the securities within the range of the most recent quoted bid and ask prices. Price information on listed securities is taken from the exchange where the security is primarily traded. Generally, securities issued by open-end management investment companies are valued using their respective net asset values or public offering prices, as appropriate, for purchase orders placed at the close of the New York Stock Exchange (NYSE). These securities are generally categorized as Level 1 in the hierarchy.

Securities for which no market quotations are readily available (including restricted securities), or for which market quotations have become unreliable, are valued in good faith at fair value in accordance with procedures adopted by the Board of Trustees of the Trust. Fair value pricing may also be used if events that have a significant effect on the value of an investment (as determined in the discretion of Dimensional Fund Advisors LP) occur before the net asset value of the Series is calculated. When fair value pricing is used, the prices of securities used by the Series may differ from the quoted or published prices for the same securities on their primary markets or exchanges. These securities are generally categorized as Level 2 or Level 3 in the hierarchy.

Futures contracts held by the Series are valued using the settlement price established each day on the exchange on which they are traded. These valuations are generally categorized as Level 1 in the hierarchy.

Over-the-counter derivative contracts, which include forward currency contracts, do not require material subjectivity as pricing inputs are observed from quoted markets and are categorized as Level 2 in the hierarchy.

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A summary of the inputs used to value the Series’ investments by each major security type, industry and/or country is disclosed previously in this note. Valuation hierarchy tables have been included at the end of the Summary Schedule of Portfolio Holdings. The methodology or inputs used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

2. Deferred Compensation Plan: Each eligible Trustee of the Trust may elect to participate in the Fee Deferral Plan for Independent Directors and Trustees (the “Plan”). Under the Plan, effective January 1, 2002, such Trustees may defer payment of all or a portion of their total fees earned as a Trustee. These deferred amounts may be treated as though such amounts had been invested in shares of the following funds: the U.S. Large Cap Value Portfolio, U.S. Core Equity 1 Portfolio, U.S. Large Company Portfolio, U.S. Vector Equity Portfolio, U.S. Micro Cap Portfolio, DFA International Value Portfolio, International Core Equity Portfolio, Emerging Markets Portfolio, Emerging Markets Core Equity Portfolio, DFA Inflation-Protected Securities Portfolio, and/or DFA Two-Year Global Fixed Income Portfolio. Contributions made under the Plan and the change in unrealized appreciation (depreciation) and income are included in Directors’/ Trustees’ Fees & Expenses.

The Trustees may receive their distributions of proceeds by one of the following methods: lump sum, annual installments over a period of agreed-upon years, or quarterly installments over a period of agreed-upon years. Each Trustee shall have the right in a notice of election (the “Notice”) to defer the receipt of the Trustee’s deferred compensation until a date specified by such Trustee in the Notice. The date may not be sooner than the earlier of: (i) the first business day of January following the year in which such Trustee ceases to be a member of the Board of Trustees of the Trust; and (ii) five years following the effective date of the Trustee’s first deferral election. If a Trustee who elects to defer fees fails to designate in the Notice a time or date as of which payment of the Trustee’s deferred fee account shall commence, payment of such amount shall commence as of the first business day of January following the year in which the Trustee ceases to be a member of the Board (unless the Trustee files an amended Notice selecting a different distribution date).

3. Other: Security transactions are accounted for as of the trade date. Costs used in determining realized gains and losses on the sale of investment securities and foreign currency are accounted for on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions received on securities and that represent a return of capital or capital gains are recorded as a reduction of cost of investments or as a realized gain, respectively. The Series estimates the character of received distributions that may be considered return of capital distributions. Interest income is recorded on an accrual basis. Discount and premium on securities purchased are amortized over the lives of the respective securities, using the effective interest method. Expenses directly attributable to the Series are directly charged. Common expenses of the Trust or Series are allocated using methods approved by the Board of Trustees, generally based on average net assets.

C. Investment Advisor:

The Advisor, Dimensional Fund Advisors LP, provides investment management services to the Series. For the year ended October 31, 2021, investment management fees were accrued daily and paid monthly to the Advisor based on the following effective annual rate of average daily net assets:

The U.S. Large Cap Value Series	0.10%

Fees Paid to Officers and Directors/Trustees:

Certain Officers and Trustees of the Advisor are also Officers and Trustees of the Trust; however, such Officers and Trustees (with the exception of the Chief Compliance Officer (“CCO”)) receive no compensation from the Trust. For the year ended October 31, 2021, the total related amounts paid by the Trust to the CCO were $26 (in thousands). The total related amounts paid by the Series are included in Other Expenses on the Statement of Operations.

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D. Deferred Compensation:

As of October 31, 2021, the total liability for deferred compensation to Trustees is included in Accrued Expenses and Other Liabilities on the Statement of Assets and Liabilities as follows (amount in thousands):

The U.S. Large Cap Value Series	$701

E. Purchases and Sales of Securities:

For the year ended October 31, 2021, the Series’ transactions related to investment securities, other than short-term securities, in-kind redemptions and U.S. Government securities (amounts in thousands), were as follows:

	Purchases	Sales
The U.S. Large Cap Value Series	$2,648,516	$4,843,447

There were no purchases or sales of long-term U.S. government securities.

For the year ended October 31, 2021, transactions related to Affiliated Investment Companies, excluding in-kind redemptions, are presented below.

The amounts presented below may differ from the respective amounts presented in the Summary Schedule of Portfolio Holdings, Statement of Assets and Liabilities or Statement of Operations due to rounding. The amounts are as follows (amounts in thousands):

	Balance at October 31, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ Depreciation	Balance at October 31, 2021	Shares as of October 31, 2021	Dividend Income	Capital Gain Distributions
The U.S. Large Cap Value Series
The DFA Short Term Investment Fund	$121,296	$1,507,041	$1,472,553	$16	$(20)	$155,780	13,464	$56	—

Total	$121,296	$1,507,041	$1,472,553	$16	$(20)	$155,780	13,464	$56	—

F. Federal Income Taxes:

No provision for federal income taxes is required since the Series is treated as a partnership for federal income tax purposes. Any net investment income and realized and unrealized gains and losses have been deemed to have been “passed down” to its partners.

As of October 31, 2021, the total cost and aggregate gross unrealized appreciation (depreciation) of securities for federal income tax purposes were different from amounts reported for financial reporting purposes, as follows (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
The U.S. Large Cap Value Series	$17,058,593	$13,569,941	$(694,178)	$12,875,763

The difference between GAAP-basis and tax-basis unrealized gains (losses) can occur as a result of wash sales and net mark to market gains (losses) on regulated futures contracts, net mark-to-market gain/loss on foreign currency contracts, and differences in the tax treatment of passive foreign investment company investments.

ASC 740 Accounting for Uncertainty in Income Taxes sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed the Series’ tax positions and has concluded that no additional provision for income tax is required in the Series’

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financial statements. The Series is not aware of any tax positions for which it is more likely than not that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Series’ federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

G. Financial Instruments:

In accordance with the Series’ investment objectives and policies, the Series may invest in certain financial instruments that have off-balance sheet risk in excess of the amounts recognized in the financial statements and concentrations of credit and market risk. These instruments and their significant corresponding risks are described below:

Derivative Financial Instruments:

Summarized below are the specific types of derivative instruments used by the Series.

1. Futures Contracts: The Series may purchase or sell futures contracts and options on futures contracts for equity securities and indices to increase or decrease market exposure based on actual or expected cash inflows to or outflows from the Series. Upon entering into a futures contract, the Series deposits cash or pledges U.S. Government securities to a broker in an amount equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Series as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Series records a realized gain or loss, which is presented in the Statement of Operations as a net realized gain or loss on futures, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Risks may arise upon entrance into futures contracts from potential imperfect price correlations between the futures contracts and the underlying securities, from the possibility of an illiquid secondary market for these instruments and from the possibility that the Series could lose more than the initial margin requirements. Entering into stock index futures subjects the Series to equity price risk from those futures contracts. Counterparty credit risk related to exchange-traded futures is minimal because the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

Securities have been segregated as collateral for open futures contracts.

The average volume (based on the open positions at each fiscal month-end) of derivative activity for the year ended October 31, 2021 was as follows (amounts in thousands):

	Forward Currency Contracts*	Futures**
The U.S. Large Cap Value Series	$31	$183,042

*	Average amount of Currency Purchased/Sold in USD
**	Average Notional Value of futures contracts

The following is a summary of the Series’ derivative instrument holdings categorized by primary risk exposure as of October 31, 2021 (amounts in thousands):

	Asset Derivatives Value
	Total Value at October 31, 2021	Equity Contracts*,(1)
The U.S. Large Cap Value Series	$8,660	$8,660

(1)	Presented on Statement of Assets and Liabilities as Receivables or Payables: Futures Margin Variation.

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*	Includes cumulative appreciation (depreciation) of futures contracts. Only current day’s margin variation is reported within the Statement of Assets and Liabilities.

The following is a summary of the realized and change in unrealized gains and losses from the Series’ derivative instrument holdings categorized by primary risk exposure for the year ended October 31, 2021 (amounts in thousands):

	Realized Gain (Loss) on Derivatives
	Total	Equity Contracts (1)
The U.S. Large Cap Value Series	$49,910	$49,910

	Change in Unrealized Appreciation (Depreciation) on Derivatives
	Total	Equity Contracts (2)
The U.S. Large Cap Value Series	$12,740	$12,740

(1)	Presented on Statement of Operations as Net Realized Gain (Loss) on: Futures.
(2)	Presented on Statement of Operations as Change in Unrealized Appreciation (Depreciation) of: Futures.

H. Line of Credit and Interfund Lending Program:

The Trust, together with other Dimensional-advised portfolios, has entered into a $500 million uncommitted, unsecured discretionary line of credit effective April 7, 2021, with its domestic custodian bank. A line of credit with similar terms was in effect through April 7, 2021. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The agreement for the line of credit expires on April 6, 2022.

The Trust, together with other Dimensional-advised portfolios, has also entered into an additional $700 million unsecured line of credit with its international custodian bank effective January 2, 2021. A line of credit with similar terms was in effect through January 2, 2021. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $700 million in the aggregate. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The line of credit agreement expires on January 1, 2022.

There were no borrowings by the Series under the lines of credit during the year ended October 31, 2021.

Pursuant to an exemptive order issued by the SEC (the “Order”), the Series may participate in an interfund lending program among certain portfolios managed by the Advisor (portfolios that operate as feeder funds do not participate in the program). The program allows the participating portfolios to borrow money from and loan money to each other for temporary or emergency purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending portfolios as compared to rates available through short-term bank loans or investments in overnight repurchase

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agreements and money market funds, respectively, as detailed in the Order. Further, a portfolio may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice.

The Series did not use the interfund lending program during the year ended October 31, 2021.

I. Affiliated Trades:

Cross trades for the year ended October 31, 2021, if any, were executed by the Series pursuant to procedures adopted by the Board of Trustees of the Trust to ensure compliance with Rule 17a-7 under the Investment Company Act of 1940 (the “1940 Act”). Cross trading is the buying or selling of portfolio securities between series of investment companies, or between a series of an investment company and another entity, that are or could be considered affiliates by virtue of a common investment advisor (or affiliated investment advisors), common Trustees and/or common Officers. At its regularly scheduled meetings, the CCO certifies to the Board that the 17a-7 transactions entered into by the Series complied with the Rule 17a-7 Procedures adopted by the Board of Trustees of the Trust.

For the year ended October 31, 2021, cross trades by the Series under Rule 17a-7 were as follows (amounts in thousands):

Series	Purchases	Sales	Realized Gain (Loss)
The U.S. Large Cap Value Series	$527,151	$624,348	$150,238

J. Securities Lending:

As of October 31, 2021, the Series had securities on loan to brokers/dealers, for which the Series received cash collateral. In addition, the Series received non-cash collateral consisting of short- and/or long-term U.S. Treasuries and U.S. government agency securities as follows (amount in thousands):

Non-Cash Collateral Market Value
The U.S. Large Cap Value Series	$252,972

The Series invests the cash collateral, as described below, and records a liability for the return of the collateral, during the period the securities are on loan. Loans of securities are expected at all times to be secured by collateral in an amount (i) equal to at least 100% of the current market value of the loaned securities with respect to securities of the U.S. government or its agencies, (ii) generally equal to 102% of the current market value of the loaned securities with respect to U.S. securities, and (iii) generally equal to 105% of the current market value of the loaned securities with respect to foreign securities. However, daily market fluctuations could cause the Series’ collateral to be lower or higher than the expected thresholds. If this were to occur, the collateral would be adjusted the next business day to ensure adequate collateralization. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. If the borrower fails to return loaned securities, cash collateral being maintained by the borrower is insufficient to cover the value of loaned securities, and such collateral insufficiency is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series or, at the option of the lending agent, to replace the securities. In the event of the bankruptcy of the borrower, the Series could experience delay in recovering the loaned securities or only recover cash or a security of equivalent value.

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Subject to its stated investment policies, the Series will generally invest the cash collateral received for the loaned securities in The DFA Short Term Investment Fund (the “Money Market Series”), an affiliated registered money market fund advised by the Advisor for which the Advisor receives a management fee of 0.05% of the average daily net assets of the Money Market Series. Income received from the Money Market Series is netted with fees for securities lending and collateral investment expenses and with other payments to and from borrowers of securities. The Series also may invest the cash collateral received for the loaned securities in securities of the U.S. government or its agencies, repurchase agreements collateralized by securities of the U.S. government or its agencies, and affiliated or unaffiliated money market funds that are registered or unregistered. For purposes of this paragraph, agencies include both agency debentures and agency mortgage-backed securities. Additionally, the Series will be able to terminate the loan at any time and will receive reasonable interest on the loan, as well as amounts equal to any dividends, interest or, other distributions on the loaned securities. However, dividend income received from loaned securities may not be eligible for taxation at qualified dividend income rates.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of October 31, 2021 (amounts in thousands):

	Remaining Contractual Maturity of the Agreements As of October 31, 2021
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
The U.S. Large Cap Value Series
Common Stocks	$156,095	—	—	—	$156,095

K. Indemnitees; Contractual Obligations:

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust.

In the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnification. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust and/or its affiliates that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

L. Recently Issued Accounting Standards and Regulations:

In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. In January 2021, the FASB issued ASU No. 2021-01, with further amendments to Topic 848. The amendments in the ASUs provide optional temporary accounting recognition and financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the LIBOR and other interbank-offered based reference rates as of the end of 2021 and 2023. The ASUs are effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management has reviewed the requirements and believes the adoption of these ASUs will not have a material impact on the Series’ financial statements.

In October 2020, the SEC adopted new regulations governing the use of derivatives by registered investment companies. Rule 18f-4 (the “Derivatives Rule”) imposes limits on the amount of derivatives contracts the Series could enter, eliminate the asset segregation framework currently used by the Series to comply with Section 18 of the 1940 Act, and require funds whose use of derivatives is more than a limited specified exposure to establish and maintain a derivatives risk management program and appoint a derivatives risk manager. The Derivatives Rule became effective February 19, 2021 and the Series is required to comply on August 19, 2022. Management is currently evaluating the effect, if any, the Derivatives Rule will have on the Series.

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On December 3, 2020, the SEC adopted new Rule 2a-5 (the “Valuation Rule”) under the Investment Company Act of 1940, establishing an updated regulatory framework for fund valuation. The Valuation Rule, in part, provides a framework for good faith fair value determination and permits a Board to designate fair value determinations to a fund’s investment adviser. Further, the SEC is rescinding previously issued guidance on related issues. The Valuation Rule became effective on March 8, 2021, with a compliance date of September 8, 2022. Management is currently evaluating the Valuation Rule and its effect on the Series.

M. Coronavirus (COVID-19) Pandemic:

The ongoing outbreak of the novel coronavirus, COVID-19, has resulted, at times, in market closures, market volatility, liquidity constraints and increased trading costs. Efforts to contain the spread of COVID-19 have resulted in global travel restrictions and disruptions of healthcare systems, business operations and supply chains, layoffs, reduced consumer demand, defaults and credit rating downgrades, and other significant economic impacts. The effects of COVID-19 have impacted global economic activity and may heighten pre-existing political, social and economic risks, domestically or globally. The full impact of the COVID-19 pandemic is unpredictable and may adversely affect the Series’ performance.

N. Other:

The Series and the Trust are subject to claims and suits that arise from time to time in the ordinary course of business (for example, ongoing claw back litigation against former shareholders of portfolio companies that filed for bankruptcy, such as The Tribune Company and Nine West). Although management currently believes that resolving claims against the Series and the Trust, individually or in aggregate, will not have a material adverse impact on the Series’ and the Trust’s financial position, results of operations, or cash flows, these matters are subject to inherent uncertainties and management’s view of these matters may change in the future.

O. Subsequent Event Evaluations:

Management has evaluated the impact of all subsequent events on the Series through the date on which the financial statements were issued and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of The DFA Investment Trust Company and Shareholders of The U.S. Large Cap Value Series

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the summary schedule of portfolio holdings, of The U.S. Large Cap Value Series (one of the series constituting The DFA Investment Trust Company, hereafter referred to as the “Series”) as of October 31, 2021, the related statement of operations for the year ended October 31, 2021, the statement of changes in net assets for each of the two years in the period ended October 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Series as of October 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2021 and the financial highlights for each of the five years in the period ended October 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Series’ management. Our responsibility is to express an opinion on the Series’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Series in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2021 by correspondence with the custodian, brokers and transfer agent of the investee fund; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 22, 2021

We have served as the auditor of one or more investment companies in Dimensional Fund Advisors L.P. investment company group since 1981.

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FUND MANAGEMENT

(Unaudited)

Trustees/Directors

Each Board of Trustees/Directors (each, the “Board” and collectively, the “Boards”) of The DFA Investment Trust Company (“DFAITC”), DFA Investment Dimensions Group Inc. (“DFAIDG”), Dimensional Investment Group Inc. (“DIG”), Dimensional ETF Trust (“ETF Trust”), and Dimensional Emerging Markets Value Fund (“DEM”) (each, the “Fund” and collectively, the “Funds”) is responsible for establishing the Funds’ policies and for overseeing the management of the Funds. The Trustees/ Directors of the Funds, including all of the disinterested Trustees/Directors, have adopted written procedures to monitor potential conflicts of interest that might develop between portfolios of the Funds (the “Feeder Portfolios”) that invest in certain series of DFAITC or DEM (the “Master Funds”).

Each Board has three standing committees, an Audit Committee, a Nominating Committee, and an Investment Strategy Committee (the “Strategy Committee”). The Audit Committee is composed of George M. Constantinides, Roger G. Ibbotson, Abbie J. Smith and Ingrid M. Werner. Each member of the Audit Committee is a disinterested Trustee/Director. The Audit Committee oversees the Fund’s accounting and financial reporting policies and practices, the Fund’s internal controls, the Fund’s financial statements and the independent audits thereof and performs other oversight functions as requested by the Board. The Audit Committee recommends the appointment of each Fund’s independent registered certified public accounting firm and acts as a liaison between the Fund’s independent registered certified public accounting firm and the full Board. There were two Audit Committee meetings held during the fiscal year ended October 31, 2021.

Each Board’s Nominating Committee is composed of George M. Constantinides, Roger G. Ibbotson, Myron S. Scholes, Abbie J. Smith, Douglas W. Diamond, Darrell Duffie and Ingrid M. Werner. Each member of the Nominating Committee is a disinterested Trustee/Director. The Nominating Committee for each Board makes recommendations for nominations of disinterested and interested members on the Board to the disinterested Board members and to the full Board. The Nominating Committee evaluates a candidate’s qualification for Board membership and the independence of such candidate from the Advisor and other principal service providers. There were four Nominating Committee meetings held during the fiscal year ended October 31, 2021.

Each Board’s Strategy Committee is composed of Gerard K. O’Reilly, Douglas W. Diamond, Myron S. Scholes and Darrell Duffie. The Strategy Committee assists the Board in carrying out its fiduciary duties with respect to the oversight of the Fund and its performance. At the request of the Board or the Advisor, the Strategy Committee (i) reviews the design of possible new series of the Fund, (ii) reviews performance of existing portfolios of the Funds and discusses and recommends possible enhancements to the portfolios’ investment strategies, (iii) reviews proposals by the Advisor to modify or enhance the investment strategies or policies of each portfolio, and (iv) considers issues relating to investment services for each portfolio of the Fund. There were three Strategy Committee meetings held during the fiscal year ended October 31, 2021.

Certain biographical information for each disinterested Trustee/Director and interested Trustee/Director of the Funds is set forth in the tables below, including a description of each Trustee/Director’s experience as a Trustee/Director of the Funds and as a Director or Trustee of other funds, as well as other recent professional experience.

The statements of additional information (together, “SAI”) of the Funds include additional information about each Trustee/Director. You may obtain copies of the SAI and prospectus of each Fund advised by Dimensional Fund Advisors LP by calling collect (512) 306-7400 or by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, TX 78746. Prospectuses are also available at http://us.dimensional.com.

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Disinterested Directors/Trustees

Name, Address and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years	Portfolios within the DFA Fund Complex[2] Overseen	Other Directorships of Public Companies Held During Past 5 Years
George M. Constantinides University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637 1947	Director/ Trustee	DFAIDG – Since 1983; DIG & DEM – Since 1993; DFAITC – Since 1992; ETF Trust - Since 2020	Leo Melamed Professor of Finance, University of Chicago Booth School of Business (since 1978).	137 portfolios in 5 investment companies	None
Douglas W. Diamond c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One Austin, TX 78746 1953	Director/ Trustee	DFAIDG, DIG, DEM & DFAITC – Since 2017; ETF Trust - Since 2020	Merton H. Miller Distinguished Service Professor of Finance, University of Chicago Booth School of Business (since 1988). Formerly, Visiting Scholar, Federal Reserve Bank of Richmond (1990-2019). Formerly, Fischer Black Visiting Professor of Financial Economics, Alfred P. Sloan School of Management, Massachusetts Institute of Technology (2015-2016).	137 portfolios in 5 investment companies	None
Darrell Duffie c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One Austin, TX 78746 1954	Director/ Trustee	DFAIDG, DIG, DEM & DFAITC – Since 2019; ETF Trust - Since 2020	Dean Witter Distinguished Professor of Finance, Graduate School of Business, Stanford University (since 1984). Director, TNB Inc. (bank) (since 2020).	137 portfolios in 5 investment companies	Formerly, Director, Moody’s Corporation (financial information and information technology) (2008- 2018).
Roger G. Ibbotson Yale School of Management 165 Whitney Avenue New Haven, CT 06511 1943	Director/ Trustee	DFAIDG – Since 1981; DIG & DEM – Since 1993; DFAITC – Since 1992; ETF Trust - Since 2020	Professor in Practice Emeritus of Finance, Yale School of Management (since 1984). Chairman and Partner, Zebra Capital Management, LLC (hedge fund and asset manager) (since 2001). Formerly, Consultant to Morningstar, Inc. (2006-2016).	137 portfolios in 5 investment companies	None
Myron S. Scholes c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One Austin, TX 78746 1941	Director/ Trustee	DFAIDG – Since 1981; DIG & DEM – Since 1993; DFAITC – Since 1992; ETF Trust - Since 2020	Chief Investment Strategist, Janus Henderson Investors (since 2014). Frank E. Buck Professor of Finance, Emeritus, Graduate School of Business, Stanford University (since 1981).	137 portfolios in 5 investment companies	None
Abbie J. Smith University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637 1953	Director/ Trustee	DFAIDG, DIG, DEM & DFAITC – Since 2000; ETF Trust - Since 2020	Boris and Irene Stern Distinguished Service Professor of Accounting and James S. Ely, III Faculty Fellow, University of Chicago Booth School of Business (since 1980).	137 portfolios in 5 investment companies	Director, (since 2000) and formerly, Lead Director (2014- 2017), HNI Corporation (office furniture); Director, Ryder System Inc. (transportation, logistics and supply-chain management) (since 2003); and Trustee, UBS Funds (3 investment companies within the fund complex) (14 portfolios) (since 2009).

181

Name, Address and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years	Portfolios within the DFA Fund Complex[2] Overseen	Other Directorships of Public Companies Held During Past 5 Years
Ingrid M. Werner c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One Austin, TX 78746 1961	Director/ Trustee	DFAIDG, DIG, DEM & DFAITC – Since 2019; ETF Trust - Since 2020	Martin and Andrew Murrer Professor of Finance, Fisher College of Business, The Ohio State University (since 1998). Adjunct Member, the Prize Committee for the Swedish Riksbank Prize in Economic Sciences in Memory of Alfred Nobel (annual award for significant scientific research contribution) (since 2018). Director, American Finance Association (global association of academic researchers and practitioners in finance) (since January 2019). Member, Scientific Board, Leibniz Institute for Financial Research (institute supporting academic research in finance) (since 2020). Chair, Economic Advisory Committee, FINRA (since 2017). Chairman, Scientific Advisory Board, Swedish House of Finance (institute supporting academic research in finance) (since 2014). Member, Scientific Board, Danish Finance Institute (institute supporting academic research in finance) (since 2017). Member, Academic Board, Mistra Financial Systems (organization funding academic research on environment, governance and climate/sustainability in finance) (since 2016). Fellow, Center for Analytical Finance (academic research) (since 2015). Associate Editor, Journal of Finance (since 2016). Formerly, President, Western Finance Association (global association of academic researchers and practitioners in finance) (2018- 2019).	137 portfolios in 5 investment companies	Director, Fourth Swedish AP Fund (pension fund asset management) (since 2017).

Interested Director/Trustee

The following interested Director/Trustee is described as such because he is deemed to be an “interested person,” as that term is defined under the 1940 Act, due to his position with the Advisor.

Name, Address and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years	Portfolios within the DFA Fund Complex[2] Overseen	Other Directorships of Public Companies Held During Past 5 Years
David G. Booth 6300 Bee Cave Road, Building One Austin, TX 78746 1946	Chairman and Director/ Trustee	DFAIDG – Since 1981; DIG & DFAITC – Since 1992; DEM – Since 1993; ETF Trust – Since 2020	Chairman, Director/Trustee, and formerly, President and Co-Chief Executive Officer (each until March 2017) of Dimensional Emerging Markets Value Fund (“DEM”), DFA Investment Dimensions Group Inc. (“DFAIDG”), Dimensional Investment Group Inc. (“DIG”), The DFA Investment Trust Company (“DFAITC”). Executive Chairman, and formerly, President and Co-Chief Executive Officer (each until February 2017) of Dimensional Holdings Inc., Dimensional Fund Advisors LP, Dimensional Investment LLC and DFA Securities LLC (collectively with DEM, DFAIDG, DIG and DFAITC, the “DFA Entities”). Chairman and Trustee of the ETF Trust (since June 2020). Formerly, Chairman and Director (2009-2018) and Co-Chief Executive Officer (2010 – June 2017) of Dimensional Fund Advisors Canada ULC. Trustee, University of Chicago (since 2002). Trustee, University of Kansas Endowment Association (since	137 portfolios in 5 investment companies	None

182

2005). Member of the Hoover Institution Board (since September 2019). Formerly, Director of Dimensional Fund Advisors Ltd. (2002 – July 2017), DFA Australia Limited (1994 – July 2017), Dimensional Advisors Ltd. (2012 – July 2017), Dimensional Funds plc (2006 – July 2017) and Dimensional Funds II plc (2006 – July 2017). Formerly, Director and President of Dimensional Japan Ltd. (2012 – April 2017). Formerly, President, Dimensional SmartNest (US) LLC (2009-2014); and Limited Partner, VSC Investors, LLC (2007-2015). Formerly, Chairman, Director, President and Co- Chief Executive Officer of Dimensional Cayman Commodity Fund I Ltd. (2010-September 2017).
1	Each Director/Trustee holds office for an indefinite term until his or her successor is elected and qualified.
2

Each Director/Trustee is a director or trustee of each of the five registered investment companies within the DFA Fund Complex, which include: DFAIDG, DIG; DFAITC; DEM; and ETF Trust. Each disinterested Director/Trustee also serves on the Independent Review Committee of the Dimensional Funds, mutual funds registered in the provinces of Canada and managed by the Advisor’s affiliate, Dimensional Fund Advisors Canada ULC.

183

Officers

Below is the name, year of birth, information regarding positions with the Funds and the principal occupation for each officer of the Funds. The address of each officer is 6300 Bee Cave Road, Building One, Austin, TX 78746. Each of the officers listed below holds the same office (except as otherwise noted) in the DFA Entities.

Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years
Valerie A. Brown 1967	Vice President and Assistant Secretary	Since 2001

Vice President and Assistant Secretary of

•  all the DFA Entities (since 2001)

•  DFA Australia Limited (since 2002)

•  Dimensional Fund Advisors Ltd. (since 2002)

•  Dimensional Cayman Commodity Fund I Ltd. (since 2010)

•  Dimensional Fund Advisors Pte. Ltd. (since 2012)

•  Dimensional Hong Kong Limited (since 2012)

•  ETF Trust (since 2020)

Director, Vice President and Assistant Secretary (since 2003) of

•  Dimensional Fund Advisors Canada ULC

Ryan P. Buechner 1982	Vice President and Assistant Secretary	Since September 2019

Vice President and Assistant Secretary of

•  DFAIDG, DIG, DFAITC and DEM (since 2019)

•  ETF Trust (since 2020)

Vice President (since January 2018) of

•  Dimensional Holdings Inc.

•  Dimensional Fund Advisors LP

•  Dimensional Investment LLC

•  DFA Securities LLC

David P. Butler 1964	Co-Chief Executive Officer	Since 2017

Co-Chief Executive Officer of

•  all the DFA Entities (since 2017)

•  ETF Trust (since 2020)

Director (since 2017) of

•  Dimensional Holdings Inc.

•  Dimensional Fund Advisors Canada ULC

•  Dimensional Japan Ltd.

•  Dimensional Advisors Ltd.

•  Dimensional Fund Advisors Ltd.

•  DFA Australia Limited

Director and Co-Chief Executive Officer (since 2017) of

•  Dimensional Cayman Commodity Fund I Ltd.

Head of Global Financial Advisor Services (since 2007) for

•  Dimensional Fund Advisors LP

Formerly, Vice President (2007 – 2017) of

•  all the DFA Entities

Stephen A. Clark 1972	Executive Vice President	Since 2017

Executive Vice President of

•  all the DFA Entities (since 2017)

•  ETF Trust (since 2020)

Director and Vice President (since 2016) of

•  Dimensional Japan Ltd.

President and Director (since 2016) of

•  Dimensional Fund Advisors Canada ULC

Vice President (since 2008) and Director (since 2016) of

•  DFA Australia Limited

Director (since 2016) of

•  Dimensional Advisors Ltd.

•  Dimensional Fund Advisors Pte. Ltd.

184

Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years

•  Dimensional Hong Kong Limited

Vice President (since 2019) of

•  Dimensional Fund Advisors Pte. Ltd.

Formerly, Vice President (2004 – 2017) of

•  all the DFA Entities

Formerly, Vice President (2010 – 2016) of

•  Dimensional Fund Advisors Canada ULC

Formerly, Vice President (2016-2019) of

•  Dimensional Fund Advisors Pte. Ltd.

Formerly, Interim Chief Executive Officer (2019) of

•  Dimensional Fund Advisors Pte. Ltd.

Formerly, Head of Institutional, North America (2012 – 2013) and Head of Global Institutional Services (2014-2018) for

•  Dimensional Fund Advisors LP

Lisa M. Dallmer 1972	Chief Operating Officer	Since June 2021

Chief Operating Officer (since June 2021) of

•  the DFA Fund Complex

•  ETF Trust

Executive Vice President (since January 2020)

•  Dimensional Holdings Inc.

•  Dimensional Fund Advisors LP

•  Dimensional Investment LLC

•  DFA Securities LLC

Chief Operating Officer (since December 2019)

•  Dimensional Holdings Inc.

•  Dimensional Fund Advisors LP

•  Dimensional Investment LLC

•  DFA Securities LLC

Formerly, Vice President, Chief Financial Officer, and Treasurer (June 2020- June 2021) of

•  the DFA Fund Complex

•  ETF Trust

Formerly, Senior Vice President, Business Operations (March 2019 – October 2019) at

•  Delphix Inc.

Formerly, Chief Operating Officer Global Technology & Operations, Managing Director (2014 – 2018) of

•  BlackRock Inc.

Bernard J. Grzelak 1971	Vice President	Since June 2021

Vice President (since June 2021) of

•  the DFA Fund Complex

•  ETF Trust

Vice President, Chief Financial Officer and Treasurer (since September 2020) of

•  DFA Australia Limited

•  Dimensional Fund Advisors Canada ULC

•  DFA Securities LLC

•  Dimensional Advisors Ltd.

•  Dimensional Fund Advisors LP

•  Dimensional Fund Advisors Ltd.

•  Dimensional Fund Advisors Pte. Ltd.

•  Dimensional Holdings Inc.

•  Dimensional Hong Kong Limited

•  Dimensional Investment LLC

Vice President (since March 2021) of

185

Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years

•  Dimensional Ireland Limited

Formerly, Partner (2008 – 2020), Chief Operating Officer, Global Funds and Risk (2018 – 2020), Chief Operations Officer (2016 – 2018), and Director of Fund Administration (2003 – 2016) of Lord Abbett & Co. LLC Formerly, Chief Financial Officer (2017 – 2020), and Treaurer (2003 – 2017) of Lord Abbett Family of Funds

Eric Hall 1978	Vice President and Assistant Treasurer	Since June 2021

Vice President and Assistant Treasurer (since June 2021) of

•  the DFA Fund Complex

•  ETF Trust

Formerly, Data Integrity Team Lead (December 2019 – April 2021) of

•  Clearwater Analytics

Formerly, Assistant Vice President and Assistant Treasurer (March 2015 – November 2019) at

•  INVESCO, U.S. (formerly, OppenheimerFunds, Inc.)

Jeff J. Jeon 1973	Vice President	Since 2004

Vice President (since 2004) and Assistant Secretary (2017 – 2019) of

•  all the DFA Entities

Vice President (since 2020) of

•  ETF Trust

Vice President and Assistant Secretary (since 2010) of

•  Dimensional Cayman Commodity Fund I Ltd.

Joy Lopez 1971	Vice President and Assistant Treasurer	Vice President since 2015 and Assistant Treasurer since 2017

Vice President (since 2015) of

•  all the DFA Entities

Assistant Treasurer (since 2017) of

•  the DFA Fund Complex

Vice President and Assistant Treasurer (since 2020) of

•  ETF Trust

Formerly, Senior Tax Manager (2013 – 2015) for

•  Dimensional Fund Advisors LP

Kenneth M. Manell 1972	Vice President	Since 2010	Vice President of • all the DFA Entities (since 2010) • Dimensional Cayman Commodity Fund I Ltd. (since 2010) • ETF Trust (since 2020)
Jan Miller 1963	Vice President, Chief Financial Officer, and Treasurer	Since June 2021

Vice President, Chief Financial Officer, and Treasurer (since June 2021) of

•  the DFA Fund Complex

•  ETF Trust

Formerly, Director (May 2019 – January 2021) at

•  INVESCO, U.S. (formerly, OppenheimerFunds, Inc.)

Formerly, Vice President and Assistant Treasurer (September 2012 – May 2019) at

•  OppenheimerFunds, Inc.

Catherine L. Newell 1964	President and General Counsel	President since 2017 and General Counsel sincec 2001

President of

•  the DFA Fund Complex (since 2017)

•  ETF Trust (since 2020)

General Counsel (since 2001) of

•  all the DFA Entities

Executive Vice President (since 2017) and Secretary (since 2000) of

•  Dimensional Fund Advisors LP

•  Dimensional Holdings Inc.

•  DFA Securities LLC

186

Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years

•  Dimensional Investment LLC

Director (since 2002), Vice President (since 1997) and Secretary (since 2002) of

•  DFA Australia Limited

•  Dimensional Fund Advisors Ltd.

Vice President and Secretary of

•  Dimensional Fund Advisors Canada ULC (since 2003)

•  Dimensional Cayman Commodity Fund I Ltd. (since 2010)

•  Dimensional Japan Ltd. (since 2012)

•  Dimensional Advisors Ltd (since 2012)

•  Dimensional Fund Advisors Pte. Ltd. (since 2012)

Director of

•  Dimensional Funds plc (since 2002)

•  Dimensional Funds II plc (since 2006)

•  Director of Dimensional Japan Ltd. (since 2012)

•  Dimensional Advisors Ltd. (since 2012)

•  Dimensional Fund Advisors Pte. Ltd. (since 2012)

•  Dimensional Hong Kong Limited (since 2012)

•  Dimensional Ireland Limited (since 2019)

Formerly, Vice President and Secretary (2010 – 2014) of

•  Dimensional SmartNest (US) LLC

Formerly, Vice President (1997 – 2017) and Secretary (2000 – 2017) of

•  the DFA Fund Complex

Formerly, Vice President of

•  Dimensional Fund Advisors LP (1997 – 2017)

•  Dimensional Holdings Inc. (2006 – 2017)

•  DFA Securities LLC (1997 – 2017)

•  Dimensional Investment LLC (2009 – 2017)

Selwyn J. Notelovitz 1961	Vice President	Since September 2021

Vice President (since September 2021) of

•  the DFA Fund Complex

•  ETF Trust

Vice President (since December 2012) and Chief Compliance Officer (since July 2020) of:

•  DFA Securities LLC

•  Dimensional Fund Advisors LP

•  Dimensional Holdings Inc.

•  Dimensional Investment LLC

Chief Compliance Officer (since July 2020) of:

•  DFA Australia Limited

•  Dimensional Fund Advisors Ltd.

•  Dimensional Fund Advisors Canada ULC

Formerly, Deputy Chief Compliance Officer (2013 – 2020) of:

•  DFA Fund Complex

•  DFA Securities LLC

•  Dimensional Fund Advisors LP

•  Dimensional Holdings Inc.

•  Dimensional Investment LLC

Formerly, Vice President (2013 – 2020) of:

•  DFA Fund Complex

Formerly, Director (2019 – 2021) of:

•  Dimensional Ireland Limited

187

Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years
Carolyn L. O 1974	Vice President and Secretary	Vice President since 2010 and Secretary since 2017

Vice President (since 2010) and Secretary (since 2017) of

•  the DFA Fund Complex

Vice President and Secretary (since 2020) of

•  ETF Trust

Vice President (since 2010) and Assistant Secretary (since 2016) of

•  Dimensional Fund Advisors LP

•  Dimensional Holdings Inc.

•  Dimensional Investment LLC

Vice President of

•  DFA Securities LLC (since 2010)

•  Dimensional Cayman Commodity Fund I Ltd. (since 2010)

•  Dimensional Fund Advisors Canada ULC (since 2016)

Randy C. Olson 1980	Chief Compliance Officer	Since August 2020

Chief Compliance Officer (since 2020)

•  all the DFA Funds

•  ETF Trust

Vice President (since 2016) of

•  DFA Securities LLC

•  Dimensional Fund Advisors LP

•  Dimensional Holdings Inc.

•  Dimensional Investment LLC

Formerly, Vice President – Senior Compliance Officer

•  Dimensional Investment Advisors LP (January 2020 – August 2020 and July 2014 – March 2017)

Formerly, Vice President – Head of Compliance & Operations Asia Ex- Japan

•  Dimensional Investment Advisors LP (April 2017 – January 2020)

Gerard K. O’Reilly 1976	Co-Chief Executive Officer and Chief Investment Officer	Co-Chief Executive Officer and Chief Investment Officer since 2017

Co-Chief Executive Officer and Chief Investment Officer of

•  all the DFA Entities (since 2017)

•  Dimensional Fund Advisors Canada ULC (since 2017)

•  ETF Trust (since 2020)

Director, Chief Investment Officer and Vice President (since 2017) of

•  DFA Australia Limited

Chief Investment Officer (since 2017) and Vice President (since 2016) of

•  Dimensional Japan Ltd.

Director, Co-Chief Executive Officer and Chief Investment Officer (since 2017) of

•  Dimensional Cayman Commodity Fund I Ltd.

Director of

•  Dimensional Funds plc (since 2014)

•  Dimensional Funds II plc (since 2014)

•  Dimensional Holdings Inc. (since 2017)

•  Dimensional Ireland Limited (since 2019)

Formerly, Co-Chief Investment Officer of

•  Dimensional Japan Ltd. (2016 – 2017)

•  DFA Australia Limited (2014 – 2017)

Formerly, Executive Vice President (2017) and Co-Chief Investment Officer (2014 – 2017) of

•  all the DFA Entities

Formerly, Vice President (2007 – 2017) of

•  all the DFA Entities

Formerly, Vice President and Co-Chief Investment Officer (2014 – 2017) of

•  Dimensional Fund Advisors Canada ULC

Formerly, Director (2017 – 2018) of

•  Dimensional Fund Advisors Pte. Ltd.

188

Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years
James J. Taylor 1983	Vice President and Assistant Treasurer	Since March 2020

Vice President and Assistant Treasurer (since 2020) of

•  the DFA Fund Complex

•  ETF Trust

Vice President (since 2016)

•  Dimensional Holdings Inc.

•  Dimensional Fund Advisors LP

•  Dimensional Investment LLC

•  DFA Securities LLC

Formerly, Accounting Manager (2015 – 2016)

•  Dimensional Fund Advisors LP

1	Each officer holds office for an indefinite term at the pleasure of the Board of Directors/Trustees and until his or her successor is elected and qualified.

189

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Fund uses in voting proxies relating to securities held in the portfolio is available (1) without charge, upon request, by calling collect: (512) 306-7400; (2) from the Advisor’s website at http://us.dimensional.com; and (3) on the SEC’s website at http://www.sec.gov. Information regarding how the Advisor votes these proxies is available from the EDGAR database on the SEC’s website at http://www.sec.gov and from the Advisor’s website at http://us.dimensional.com and reflects the twelve-month period beginning July 1st and ending June 30th.

190

TAX NOTICE TO SHAREHOLDERS

(Unaudited)

The following information is solely for informational purposes. Each Portfolio is designating the U.S. federal income tax character of the following items with respect to distributions paid or expected to be paid to shareholders related to the fiscal year ended October 31, 2021. All designations are based on financial information available as of the date of this annual report and, accordingly are subject to change. For each classification below and including “Section 163(j) interest dividends” as defined in Treasury Regulation §1.163(j)-1(b)(35) and “Section 199A dividends” as defined in Treasury Regulation §1.199A -3(d), it is the intent of the Portfolio to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For U.S. federal income tax purposes, shareholders generally must report distributions received from a Portfolio on a calendar-year basis, which therefore may include distributions with respect to portions of two fiscal years of the Portfolio. Annual statements needed by shareholders concerning the tax status of distributions received for the calendar year 2021 (e.g., IRS Form 1099-DIV) will be provided in early 2022. Shareholders should refer to these statements in preparing their calendar year 2021 tax returns. Please consult your tax advisor for the proper treatment of this information. Unless otherwise noted, the amounts in the table are expressed as a percentage of the distributions paid with respect to the fiscal year ended October 31, 2021.

DFA Investment Dimensions Group Inc.	Net Investment Income Distributions	Short-Term Capital Gain Distributions	Long-Term Capital Gain Distributions	Return of Capital	Tax-Exempt Interest	Total Distributions	Qualified Dividends (for Corporate Dividends Received Deduction) (1)	Qualified Dividend Income (2)	U.S. Government Interest (3)	Foreign Tax Credit (4)	Foreign Source Income (5)	Qualified Net Interest Income (6)	Qualified Short- Term Capital Gain (7)
Enhanced U.S. Large Company Portfolio	12%	34%	54%	—	—	100%	—	—	—	—	—	—	100%
U.S. Large Cap Equity Portfolio	100%	—	—	—	—	100%	100%	100%	—	—	—	—	—
U.S. Large Cap Value Portfolio	100%	—	—	—	—	100%	100%	100%	—	—	—	—	—
U.S. Targeted Value Portfolio	100%	—	—	—	—	100%	100%	71%	—	—	—	—	—
U.S. Small Cap Value Portfolio	100%	—	—	—	—	100%	100%	64%	—	—	—	—	—
U.S. Core Equity 1 Portfolio	100%	—	—	—	—	100%	100%	100%	—	—	—	—	—
U.S. Core Equity 2 Portfolio	100%	—	—	—	—	100%	100%	100%	—	—	—	—	—
U.S. Vector Equity Portfolio	100%	—	—	—	—	100%	100%	97%	—	—	—	—	—
U.S. Small Cap Portfolio	100%	—	—	—	—	100%	100%	100%	—	—	—	—	—
U.S. Micro Cap Portfolio	100%	—	—	—	—	100%	100%	100%	—	—	—	—	—
U.S. High Relative Profitability Portfolio	100%	—	—	—	—	100%	100%	100%	—	—	—	—	—
DFA Real Estate Securities Portfolio	89%	—	11%	—	—	100%	—	—	—	—	—	—	—
DFA Commodity Strategy Portfolio.	100%	—	—	—	—	100%	—	—	—	—	—	—	—
Dimensional Investment Group Inc.
U.S. Large Company Portfolio	40%	—	60%	—	—	100%	96%	100%	—	—	—	—	—

(1)

Qualified Dividends represents the amount that qualifies for the corporate dividends-received deduction under Section 243 of the Internal Revenue Code and is reflected as a percentage of estimated ordinary income distributions (the total of short-term capital gain and net investment income distributions) for the calendar year 2021.

(2)

Qualified Dividend Income represents the amount that qualifies for the reduced capital gain tax rate under Section 1(h)(11) of the Internal Revenue Code and is reflected as a percentage of estimated ordinary income distributions (the total of short-term capital gain and net investment income distributions) for the calendar year 2021.

(3)

U.S. Government Interest represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total estimated ordinary income distributions (the total of short-term capital gain and net investment income distributions) for the calendar year 2021. Generally, interest from direct U.S. Government obligations is exempt from state income tax. Please consult your tax advisor for the availability of a state tax exemption based on your individual circumstances.

See accompanying Notes to Financial Statements.

191

(4)

Foreign Tax Credit represents the amount of dividends that qualify for the foreign tax credit pass through under Section 853 of the Internal Revenue Code and is reflected as a percentage of “investment company taxable income” (as defined in Section 852(b)(2) of the Internal Revenue Code).

(5)

Foreign Source Income represents the amount of dividends derived from foreign sources and is reflected as a percentage of “investment company taxable income” (as defined in Section 852(b)(2) of the Internal Revenue Code).

(6)

Qualified Net Interest Income represents the amount of interest income available as interest-related dividends generally exempt from withholding taxes for non-U.S. shareholders under Section 871(k)(1) of the Internal Revenue Code. The information is reflected as a percentage estimated ordinary income distributions (the total of short-term capital gain and net investment income distributions) for the calendar year 2021.

(7)

Qualified Short-Term Capital Gain represents the amount available as short-term capital gain dividends generally exempt from withholding taxes for non-U.S. shareholders under Section 871(k)(2) of the Internal Revenue Code. The information is reflected as a percentage of estimated ordinary income distributions (the total of short-term capital gain and net investment income distributions) for the calendar year 2021.

See accompanying Notes to Financial Statements.

192

Recycled Recyclable	DFA103121-001AD 00267813

Annual Report

Year Ended: October 31, 2021

DFA INVESTMENT DIMENSIONS GROUP INC. / DIMENSIONAL INVESTMENT GROUP INC. / THE DFA INVESTMENT TRUST COMPANY / DIMENSIONAL EMERGING MARKETS VALUE FUND

DFA Investment Dimensions Group Inc.

Large Cap International Portfolio

International Core Equity Portfolio

Global Small Company Portfolio

International Small Company Portfolio

Japanese Small Company Portfolio

Asia Pacific Small Company Portfolio

United Kingdom Small Company Portfolio

Continental Small Company Portfolio

DFA International Real Estate Securities Portfolio

DFA Global Real Estate Securities Portfolio

DFA International Small Cap Value Portfolio

International Vector Equity Portfolio

International High Relative Profitability Portfolio

World ex U.S. Value Portfolio

World ex U.S. Core Equity Portfolio

World Core Equity Portfolio

Selectively Hedged Global Equity Portfolio

Emerging Markets Portfolio

Emerging Markets Small Cap Portfolio

Emerging Markets Value Portfolio

Emerging Markets Core Equity Portfolio

Emerging Markets Targeted Value Portfolio

Dimensional Investment Group Inc.

DFA International Value Portfolio

The DFA Investment Trust Company

The DFA International Value Series

The Japanese Small Company Series

The Asia Pacific Small Company Series

The United Kingdom Small Company Series

The Continental Small Company Series

The Canadian Small Company Series

The Emerging Markets Series

The Emerging Markets Small Cap Series

Dimensional Emerging Markets Value Fund

December 2021

Dear Shareholder,

As we near the end of a year that saw us mark four decades since our founding, we want to thank you for entrusting us with your investments. We built Dimensional to implement the great ideas in finance, with the goal of transforming the investor experience for the better.

We are proud of the role Dimensional has played over the past 40 years in helping drive down costs, providing solutions that can improve diversification, and contributing to investor education. We’re committed to continuing to enhance our research-driven strategies, our efficient implementation, and the services we provide.

Just this past year, we launched an expanded offering for separately managed accounts, broadened our suite of fixed income solutions, and became one of the first asset managers to convert mutual funds into exchange-traded funds, offering greater choice in how investors access Dimensional’s strategies.

We have always focused on empowering financial professionals so they can meet their clients’ evolving needs. The solutions we have recently developed will help further that mission, offering more ability to customize and tailor investments to investors’ specific situations. It’s all part of our enduring tradition of innovation to enable the best possible experience for investors.

For 40 years, we have trusted markets. And for 40 years, we have built trust with financial professionals and investors around the world. The advances made in the industry have been profound for investors, and we believe this is just the beginning. We look forward to many more years of innovating on behalf of our clients and investors.

Sincerely,

David P. Butler	Gerard O’Reilly
CO-CHIEF EXECUTIVE OFFICER	CO-CHIEF EXECUTIVE OFFICER and
CHIEF INVESTMENT OFFICER

ANNUAL REPORT

i

CONTINUED

This report is submitted for the information of the Portfolio’s shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

ii

DFA INVESTMENT DIMENSIONS GROUP INC.

DIMENSIONAL INVESTMENT GROUP INC.

THE DFA INVESTMENT TRUST COMPANY

DIMENSIONAL EMERGING MARKETS VALUE FUND

DEFINITIONS OF ABBREVIATIONS AND FOOTNOTES

Schedules of Investments/Summary Schedules of Portfolio Holdings

Investment Abbreviations
ADR	American Depositary Receipt
SA	Special Assessment
REIT	Real Estate Investment Trust
GDR	Global Depositary Receipt
AUD	Australian Dollars
CHF	Swiss Franc
DKK	Danish Krone
EUR	Euro
GBP	British Pounds
HKD	Hong Kong Dollar
ILS	Israeli New Shekel
JPY	Japanese Yen
NOK	Norwegian Krone
SEK	Swedish Krona

Investment Footnotes
»	Securities that have been fair value factored. See Note B to Financial Statements.
‡	Calculated as a percentage of total net assets. Percentages shown parenthetically next to the category headings have been calculated as a percentage of total investments. “Other Securities” are those securities that are not among the top 50 holdings in unaffiliated issuers of the Fund or do not represent more than 1.0% of the net assets of the Fund. Some of the individual securities within this category may include Total or Partial Securities on Loan and/or Non-Income Producing Securities.
#	Total or Partial Securities on Loan.
*	Non-Income Producing Securities.
†	See Note B to Financial Statements.
@	Security purchased with cash collateral received from Securities on Loan.
§	Affiliated Fund.
††	Security valued using significant unobservable inputs (Level 3).
Ω	Rule 144A, Section 4(2), or other security that is restricted as to resale to institutional investors. This security has been deemed liquid based upon the Fund’s Liquidity Guidelines. The liquidity determination is unaudited.

1

DEFINITIONS OF ABBREVIATIONS AND FOOTNOTES

CONTINUED

Financial Highlights

**	The Net Investment Income (Loss) per share and the ratio of Net Investment Income to Average Net Assets includes the current year effect of an estimation related to a one time distribution from a real estate investment trust. Net Investment Income (Loss) per share, Net Gain (Loss) per share and the ratio of Net Investment Income to Average Net Assets for the DFA Global Real Estate Securities Portfolio would have been $0.39, $2.11 and 3.39%, respectively had the current year effect of this estimation not been considered.
(A)	Computed using average shares outstanding.
(B)	Non-Annualized
(C)	Represents the combined ratios for the respective Portfolio and its respective pro-rata share of its Master Fund(s) and/or Underlying Fund(s).
(D)	Annualized
(E)	Because of commencement of operations and related preliminary transaction costs, these ratios are not necessarily indicative of future ratios.
(F)	Represents the combined ratios for the respective Portfolio and its respective pro-rata share of its Master Fund(s).

All Statements, Schedules and Notes to Financial Statements

—	Amounts designated as — are either zero or rounded to zero.
SEC	Securities and Exchange Commission
ʊ	Commencement of Operations.

2

DFA INVESTMENT DIMENSIONS GROUP INC.

PERFORMANCE CHARTS

(Unaudited)

Large Cap International Portfolio vs.

MSCI World ex USA Index (net dividends)

October 31, 2011-October 31, 2021

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MSCI data © MSCI 2021, all rights reserved.

International Core Equity Portfolio vs.

MSCI World ex USA Index (net dividends)

October 31, 2011-October 31, 2021

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MSCI data © MSCI 2021, all rights reserved.

3

DFA INVESTMENT DIMENSIONS GROUP INC.

PERFORMANCE CHARTS

(Unaudited)

Global Small Company Portfolio vs.

MSCI All Country World Small Cap Index (net dividends)

January 18, 2017-October 31, 2021

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MSCI data © MSCI 2021, all rights reserved.

International Small Company Portfolio vs.

MSCI World ex USA Small Cap Index (net dividends)

October 31, 2011-October 31, 2021

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MSCI data © MSCI 2021, all rights reserved.

4

DFA INVESTMENT DIMENSIONS GROUP INC.

PERFORMANCE CHARTS

(Unaudited)

Japanese Small Company Portfolio vs.

MSCI Japan Small Cap Index (net dividends)

October 31, 2011-October 31, 2021

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MSCI data © MSCI 2021, all rights reserved.

Asia Pacific Small Company Portfolio vs.

MSCI Pacific ex Japan Small Cap Index (net dividends)

October 31, 2011-October 31, 2021

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MSCI data © MSCI 2021, all rights reserved.

5

DFA INVESTMENT DIMENSIONS GROUP INC.

PERFORMANCE CHARTS

(Unaudited)

United Kingdom Small Company Portfolio vs.

MSCI United Kingdom Small Cap Index (net dividends)

October 31, 2011-October 31, 2021

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MSCI data © MSCI 2021, all rights reserved.

Continental Small Company Portfolio vs.

MSCI Europe ex UK Small Cap Index (net dividends)

October 31, 2011-October 31, 2021

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MSCI data © MSCI 2021, all rights reserved.

6

DFA INVESTMENT DIMENSIONS GROUP INC.

PERFORMANCE CHARTS

(Unaudited)

DFA International Real Estate Securities Portfolio vs.

S&P Global ex U.S. REIT Index (net dividends)

October 31, 2011-October 31, 2021

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Copyright 2021 S&P Dow Jones Indices LLC, a division of S&P Global. All rights reserved.

DFA Global Real Estate Securities Portfolio vs.

S&P Global REIT Index (net dividends)

October 31, 2011-October 31, 2021

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Copyright 2021 S&P Dow Jones Indices LLC, a division of S&P Global. All rights reserved.

7

DFA INVESTMENT DIMENSIONS GROUP INC.

PERFORMANCE CHARTS

(Unaudited)

DFA International Small Cap Value Portfolio vs.

MSCI World ex USA Small Cap Index (net dividends)

October 31, 2011-October 31, 2021

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MSCI data © MSCI 2021, all rights reserved.

International Vector Equity Portfolio vs.

MSCI World ex USA Index (net dividends)

October 31, 2011-October 31, 2021

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MSCI data © MSCI 2021, all rights reserved.

8

DFA INVESTMENT DIMENSIONS GROUP INC.

PERFORMANCE CHARTS

(Unaudited)

International High Relative Profitability Portfolio vs.

MSCI World ex USA Index (net dividends)

May 16, 2017-October 31, 2021

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MSCI data © MSCI 2021, all rights reserved.

World Ex U.S. Value Portfolio vs.

MSCI All Country World ex USA Index (net dividends)

October 31, 2011-October 31, 2021

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MSCI data © MSCI 2021, all rights reserved.

9

DFA INVESTMENT DIMENSIONS GROUP INC.

PERFORMANCE CHARTS

(Unaudited)

World Ex U.S. Core Equity Portfolio vs.

MSCI All Country World ex USA Index (net dividends)

April 9, 2013-October 31, 2021

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MSCI data © MSCI 2021, all rights reserved.

World Core Equity Portfolio vs.

MSCI All Country World Index (net dividends)

March 7, 2012-October 31, 2021

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MSCI data © MSCI 2021, all rights reserved.

10

DFA INVESTMENT DIMENSIONS GROUP INC.

PERFORMANCE CHARTS

(Unaudited)

Selectively Hedged Global Equity Portfolio vs.

MSCI All Country World Index (net dividends)

November 14, 2011-October 31, 2021

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MSCI data © MSCI 2021, all rights reserved.

Emerging Markets Portfolio vs.

MSCI Emerging Markets Index (net dividends)

October 31, 2011-October 31, 2021

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MSCI data © MSCI 2021, all rights reserved.

11

DFA INVESTMENT DIMENSIONS GROUP INC.

PERFORMANCE CHARTS

(Unaudited)

Emerging Markets Small Cap Portfolio vs.

MSCI Emerging Markets Index (net dividends)

October 31, 2011-October 31, 2021

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MSCI data © MSCI 2021, all rights reserved.

Emerging Markets Value Portfolio — Institutional Class vs.

MSCI Emerging Markets Index (net dividends)

October 31, 2011-October 31, 2021

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MSCI data © MSCI 2021, all rights reserved.

12

DFA INVESTMENT DIMENSIONS GROUP INC.

PERFORMANCE CHARTS

(Unaudited)

Emerging Markets Value Portfolio — Class R2 vs.

MSCI Emerging Markets Index (net dividends)

October 31, 2011-October 31, 2021

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MSCI data © MSCI 2021, all rights reserved.

Emerging Markets Core Equity Portfolio vs.

MSCI Emerging Markets Index (net dividends)

October 31, 2011-October 31, 2021

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MSCI data © MSCI 2021, all rights reserved.

13

DFA INVESTMENT DIMENSIONS GROUP INC.

PERFORMANCE CHARTS

(Unaudited)

Emerging Markets Targeted Value Portfolio vs.

MSCI Emerging Markets Index (net dividends)

November 14, 2018-October 31, 2021

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MSCI data © MSCI 2021, all rights reserved.

14

MANAGEMENT’S DISCUSSION AND ANALYSIS

International Equity Market Review	12 Months Ended October 31, 2021

Performance of non-U.S. developed markets was positive for the period. As measured by the MSCI World ex USA indices, small-cap stocks outperformed large-cap stocks, and mid-cap stocks, a subset of the large-cap universe, underperformed large-cap stocks and small-cap stocks. Value stocks outperformed growth stocks as measured by the MSCI World ex USA indices.

12 Months Ended October 31, 2021

Return in U.S. Dollars
MSCI World ex USA Index	35.59%
MSCI World ex USA Mid Cap Index	31.20%
MSCI World ex USA Small Cap Index	37.19%
MSCI World ex USA Value Index	40.88%
MSCI World ex USA Growth Index	30.25%

For the 12 Months Ended October 31, 2021, the U.S. dollar appreciated against some non-U.S. developed markets currencies and depreciated against others. Overall, currency movements did not have a material overall impact on the U.S. dollar-denominated returns of developed markets.

12 Months Ended October 31, 2021

Ten Largest Foreign Developed Markets by Market Cap	Local Return	Return in U.S. Dollars
Japan	30.75%	19.88%
United Kingdom	35.57%	43.72%
Canada	38.56%	49.05%
France	48.30%	47.33%
Switzerland	28.36%	28.75%
Germany	33.47%	32.60%
Australia	27.93%	36.82%
Netherlands	60.71%	59.67%
Sweden	40.26%	45.36%
Hong Kong	18.26%	17.91%

Source: Returns are of MSCI standard indices net of foreign withholding taxes on dividends. Copyright MSCI 2021, all rights reserved.

Emerging markets had positive performance for the period but underperformed both U.S. and non-U.S. developed markets. As measured by the MSCI Emerging Markets indices, small-cap stocks outperformed large-cap stocks, and mid-cap stocks, a subset of the large-cap universe, outperformed large-cap stocks but underperformed small-cap stocks. Value stocks outperformed growth stocks as measured by the MSCI Emerging Markets indices.

15

12 Months Ended October 31, 2021

Return in U.S. Dollars
MSCI Emerging Markets Index	16.96%
MSCI Emerging Markets Mid Cap Index	31.20%
MSCI Emerging Markets Small Cap Index	44.29%
MSCI Emerging Markets Value Index	28.31%
MSCI Emerging Markets Growth Index	7.38%

For the 12 Months Ended October 31, 2021, the U.S. dollar depreciated against some emerging markets currencies and appreciated against others. Overall, currency movements had a positive impact on the U.S. dollar denominated returns of emerging markets.

12 Months Ended October 31, 2021

Ten Largest Emerging Markets by Market Cap Dollars	Local Return	Return in U.S.
China	-9.52%	-9.21%
Taiwan	38.36%	42.32%
Korea	27.78%	24.08%
India	51.78%	50.21%
Russia	64.53%	81.80%
Brazil	10.38%	12.91%
Saudi Arabia	56.07%	56.04%
South Africa	18.16%	26.32%
Mexico	42.35%	47.44%
Thailand	34.75%	26.57%

Source: Returns are of MSCI standard indices net of foreign withholding taxes on dividends. Copyright MSCI 2021, all rights reserved.

For Portfolios investing in non-U.S. equities traded outside of the U.S. market time zone, differences in the valuation timing and methodology between a Portfolio and its benchmark index may impact relative performance over the referenced period. The Portfolios price foreign exchange rates at the closing of the U.S. market, while their benchmark indices use rates at 4 p.m. London time. The Portfolios also may use fair value pricing to price certain portfolio securities at the closing of the U.S. market, while benchmark indices may use local market closing prices. For the one-year period ended October 31, 2021, these differences generally detracted from the Portfolios’ relative performance.

Large Cap International Portfolio

The Large Cap International Portfolio invests in developed ex U.S. large company stocks. The investment strategy is process driven, emphasizing broad diversification. with increased exposure to stocks with smaller total market capitalizations, lower relative price (value) stocks, and higher-profitability stocks within the large-cap segment of developed ex U.S. markets. As of October 31, 2021, the Portfolio held approximately 1,380 securities in 22 eligible developed markets. Average cash exposure throughout the year was less than 1% of the Portfolio’s assets.

16

For the 12 months ended October 31, 2021, total returns were 35.55% for the Portfolio and 35.59% for the MSCI World ex USA Index (net dividends), the Portfolio’s benchmark. The Portfolio’s greater emphasis on higher-profitability stocks detracted from performance relative to the benchmark, as these stocks generally underperformed lower-profitability stocks. Conversely, the Portfolio’s emphasis on value stocks contributed positively to performance relative to the benchmark, as value stocks outperformed growth stocks in developed ex US markets. These two drivers offset each other, and the portfolio performed in line with the benchmark.

International Core Equity Portfolio

The International Core Equity Portfolio invests in a broadly diversified group of stocks in developed ex U.S. markets, with increased exposure to stocks with smaller market capitalization, lower relative price (value), and higher profitability. The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2021, the Portfolio held approximately 5,270 securities in 22 eligible developed markets. Average cash exposure throughout the year was less than 1% of the Portfolio’s assets.

For the 12 months ended October 31, 2021, total returns were 38.56% for the Portfolio and 35.59% for the MSCI World ex USA Index (net dividends), the Portfolio’s benchmark. The Portfolio’s emphasis on low relative price (value) stocks contributed positively to performance relative to the benchmark, as value stocks outperformed high relative price (growth) stocks in developed ex US markets. With small-cap stocks outperforming large-cap stocks for the period, the Portfolio’s inclusion of and emphasis on small-caps also contributed positively to performance relative to the benchmark, which is composed primarily of large-and mid-cap stocks.

Global Small Company Portfolio

The Global Small Company Portfolio is designed to capture the returns of global small company stocks by purchasing shares of seven funds (which shall be collectively referred to below as the “Underlying Funds”) managed by Dimensional that individually invest in Canada, the United States, the United Kingdom, Europe (including Israel and excluding the U.K.), Japan, the Asia Pacific region (ex Japan), and emerging markets. The Underlying Funds generally exclude stocks with the lowest profitability and highest relative price. The Underlying Funds also generally exclude certain companies with high asset growth. The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2021, the Underlying Funds collectively held approximately 11,420 securities in 44 eligible developed and emerging markets.

For the 12 months ended October 31, 2021, total returns were 49.81% for the Portfolio and 45.22% for the MSCI All Country World Small Cap Index (net dividends), the Portfolio’s benchmark. The Underlying Funds’ greater emphasis on stocks with smaller market capitalizations contributed positively to performance relative to the benchmark, as these stocks outperformed. The Underlying Funds’ exclusion of stocks with the lowest profitability and highest relative price also contributed positively to relative performance, as did the Underlying Funds’ exclusion of stocks with high asset growth, as those stocks underperformed.

17

International Small Company Portfolio

The International Small Company Portfolio invests in developed ex U.S. small company stocks by purchasing shares of five Master Funds managed by Dimensional that invest individually in Canada, the United Kingdom, Europe (including Israel and excluding the U.K.), Japan, and the Asia Pacific region (ex Japan). The Portfolio generally excludes stocks with the lowest profitability and highest relative price. Additionally, the Portfolio generally excludes certain companies with high asset growth. The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2021, the Master Funds collectively held approximately 4,460 securities in 22 eligible developed markets. Average cash exposure throughout the year was less than 1% of the Portfolio’s assets.

For the 12 months ended October 31, 2021, total returns were 40.83% for the Portfolio and 37.19% for the MSCI World ex USA Small Cap Index (net dividends), the Portfolio’s benchmark. The Master Funds’ exclusion of stocks with the lowest profitability and highest relative price contributed positively to performance relative to the benchmark, as did the Master Funds’ exclusion of stocks with high asset growth, as those stocks underperformed. The Master Funds’ greater emphasis on stocks with smaller market capitalizations also contributed positively to performance relative to the benchmark, as these stocks outperformed.

Japanese Small Company Portfolio

The Japanese Small Company Portfolio invests in Japanese small company stocks by purchasing shares of the Japanese Small Company Series, a Master Fund managed by Dimensional that invests in such securities. The Master Fund generally excludes stocks with the lowest profitability and highest relative price. Additionally, the Master Fund generally excludes certain companies with high asset growth. The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2021, the Master Fund held approximately 1,820 securities. Average cash exposure throughout the year was less than 1% of the Master Fund’s assets.

For the 12 months ended October 31, 2021, total returns were 12.66% for the Portfolio and 13.18% for the MSCI Japan Small Cap Index (net dividends), the Portfolio’s benchmark. The Master Fund’s greater emphasis on stocks with smaller market capitalizations detracted from performance relative to the benchmark, as these stocks underperformed. The Master Fund’s exclusion of real estate investment trusts (REITs) also detracted from relative performance, as REITs generally outperformed. Conversely, the Master Fund’s exclusion of stocks with the lowest profitability and highest relative price contributed positively to performance relative to the benchmark, as did the Master Fund’s exclusion of stocks with high asset growth, as those stocks underperformed.

Asia Pacific Small Company Portfolio

The Asia Pacific Small Company Portfolio invests in small company stocks in Australia, Hong Kong, New Zealand, and Singapore by purchasing shares of the Asia Pacific Small Company Series, a Master Fund managed by Dimensional that invests in such securities. The Master Fund generally excludes stocks with the lowest profitability and highest relative price. Additionally, the Master Fund generally excludes certain companies with high asset growth. The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2021, the Master Fund held approximately 830 securities in 4 eligible countries. Average cash exposure throughout the year was less than 1% of the Master Fund’s assets.

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For the 12 months ended October 31, 2021, total returns were 37.81% for the Portfolio and 34.27% for the MSCI Pacific ex Japan Small Cap Index (net dividends), the Portfolio’s benchmark. The Master Fund’s emphasis on stocks with smaller market capitalizations, particularly in Australia, contributed positively to performance relative to the benchmark, as larger stocks held by the index underperformed. The Master Fund’s exclusion of real estate investment trusts (REITs) also contributed positively to relative performance, as REITs generally underperformed.

United Kingdom Small Company Portfolio

The United Kingdom Small Company Portfolio invests in small company stocks in the U.K. by purchasing shares of The United Kingdom Small Company Series, a Master Fund managed by Dimensional that invests in such securities. The Master Fund generally excludes stocks with the lowest profitability and highest relative price. Additionally, the Master Fund generally excludes certain companies with high asset growth. The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2021, the Master Fund held approximately 330 securities. Average cash exposure throughout the year was less than 1% of the Master Fund’s assets.

For the 12 months ended October 31, 2021, total returns were 51.31% for the Portfolio and 45.72% for the MSCI United Kingdom Small Cap Index (net dividends), the Portfolio’s benchmark. The Master Fund’s greater emphasis on stocks with smaller market capitalizations contributed positively to performance relative to the benchmark, as these stocks outperformed. The Master Fund’s exclusion of stocks with the lowest profitability and highest relative price also contributed positively to relative performance, as those securities underperformed for the period.

Continental Small Company Portfolio

The Continental Small Company Portfolio invests in small company stocks in the developed markets of Europe (excluding the U.K.) and Israel by purchasing shares of the Continental Small Company Series, a Master Fund managed by Dimensional that invests in such securities. The Master Fund generally excludes stocks with the lowest profitability and highest relative price. Additionally, the Master Fund generally excludes certain companies with high asset growth. The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2021, the Master Fund held approximately 1,160 securities in 15 eligible countries. Average cash exposure throughout the year was less than 1% of the Portfolio’s assets.

For the 12 months ended October 31, 2021, total returns were 50.70% for the Portfolio and 49.80% for the MSCI Europe ex U.K. Small Cap Index (net dividends), the Portfolio’s benchmark. The Master Fund’s exclusion of stocks with the lowest profitability and highest relative price contributed positively to relative performance, as did the Master Fund’s exclusion of stocks with high asset growth, as those securities underperformed for the year. Additionally, the Master Fund’s exclusion of real estate investment trusts (REITs) contributed positively to relative performance, as REITs generally underperformed.

Global Real Estate Market Review	12 Months Ended October 31, 2021

Publicly traded global real estate investment trusts (REITs) had positive returns for the period. Global REITs outperformed U.S., developed non-U.S., and emerging markets equities. The U.S. REIT market, the world’s largest, had positive performance for the period and outperformed non-U.S. REITs. Among non-U.S. REIT markets, South Africa, the Netherlands, and Canada were among the strongest performers, while Malaysia, New Zealand, and Singapore lagged. At the REIT industry level, retail REITs and hotel and resort REITs generally outperformed, while specialized and health care REITs generally underperformed.

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12 Months Ended October 31, 2021

Return in U.S. Dollars
Dow Jones U.S. Select REIT IndexSM	56.10%
S&P Global ex U.S. REIT Index	32.85%
S&P Global REIT Index	44.12%

Source: Returns are of Standard and Poor’s (S&P) indices net of foreign withholding taxes on dividends. Copyright S&P, 2021. All rights reserved. Dow Jones and S&P have different REIT eligibility criteria which can result in performance differences across different indices representing the same region.

For Portfolios investing in non-U.S. REITs and REIT-like securities traded outside of the U.S. market time zone, differences in the valuation timing and methodology between a Portfolio and its benchmark index may impact relative performance over the referenced period. The Portfolios price foreign exchange rates at the closing of the U.S. market, while their benchmark indices use rates at 4 p.m. London time. The Portfolios also may use fair value pricing to price certain portfolio securities at the closing of the U.S. market, while benchmark indices may use local market closing prices. For the one-year period ended October 31, 2021, these differences did not have material overall impact on the Portfolios’ relative performance.

DFA International Real Estate Securities Portfolio

The DFA International Real Estate Securities Portfolio invests in a broadly diversified portfolio of real estate securities in developed ex U.S. and emerging markets. As of October 31, 2021, the Portfolio held approximately 300 securities in 22 eligible developed ex U.S. and emerging markets. Average cash exposure throughout the year was less than 1% of the Portfolio’s assets.

For the 12 months ended October 31, 2021, total returns were 33.69% for the Portfolio and 32.85% for the S&P Global ex US REIT Index (net dividends), the Portfolio’s benchmark. Withholding tax rate differences between the Portfolio and the benchmark contributed positively to performance relative to the benchmark as the Portfolio’s actual tax rate was lower than the assumed tax rates of the benchmark. Additionally, Thailand is not an eligible market for the Portfolio but the benchmark holds Thai securities, which contributed positively to relative performance as those securities underperformed.

DFA Global Real Estate Securities Portfolio

The DFA Global Real Estate Securities Portfolio invests in a broadly diversified group of real estate securities in domestic and international markets, including emerging markets. During the period covered by this report, the Portfolio’s investments included the DFA International Real Estate Securities Portfolio, the DFA Real Estate Securities Portfolio, and individual securities. As of October 31, 2021, the Portfolio held, either directly or through the underlying portfolios, approximately 460 securities in 23 eligible developed and emerging markets. Average cash exposure throughout the year was less than 1% of the Portfolio’s assets.

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For the 12 months ended October 31, 2021, total returns were 42.08% for the Portfolio and 44.12% for the S&P Global REIT Index (net dividends), the Portfolio’s benchmark. Differences in REIT eligibility between the Portfolio and the benchmark detracted from the Portfolio’s performance relative to the benchmark, most notably among tower REITs. The Portfolio includes tower REITs, which are excluded by the benchmark, and these securities generally underperformed.

International Equity Market Review	12 Months Ended October 31, 2021

Performance of non-U.S. developed markets was positive for the period. As measured by the MSCI World ex USA indices, small-cap stocks outperformed large-cap stocks, and mid-cap stocks, a subset of the large-cap universe, underperformed large-cap stocks and small-cap stocks. Value stocks outperformed growth stocks as measured by the MSCI World ex USA indices.

12 Months Ended October 31, 2021

Return in U.S. Dollars
MSCI World ex USA Index	35.59%
MSCI World ex USA Mid Cap Index	31.20%
MSCI World ex USA Small Cap Index	37.19%
MSCI World ex USA Value Index	40.88%
MSCI World ex USA Growth Index	30.25%

For the 12 Months Ended October 31, 2021, the U.S. dollar appreciated against some non-U.S. developed markets currencies and depreciated against others. Overall, currency movements did not have a material overall impact on the U.S. dollar-denominated returns of developed markets.

12 Months Ended October 31, 2021

Ten Largest Foreign Developed Markets by Market Cap	Local Return	Return in U.S. Dollars
Japan	30.75%	19.88%
United Kingdom	35.57%	43.72%
Canada	38.56%	49.05%
France	48.30%	47.33%
Switzerland	28.36%	28.75%
Germany	33.47%	32.60%
Australia	27.93%	36.82%
Netherlands	60.71%	59.67%
Sweden	40.26%	45.36%
Hong Kong	18.26%	17.91%

Source: Returns are of MSCI standard indices net of foreign withholding taxes on dividends. Copyright MSCI 2021, all rights reserved.

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Emerging markets had positive performance for the period but underperformed both U.S. and non-U.S. developed markets. As measured by the MSCI Emerging Markets indices, small-cap stocks outperformed large-cap stocks, and mid-cap stocks, a subset of the large-cap universe, outperformed large-cap stocks but underperformed small-cap stocks. Value stocks outperformed growth stocks as measured by the MSCI Emerging Markets indices.

12 Months Ended October 31, 2021

Return in U.S. Dollars
MSCI Emerging Markets Index	16.96%
MSCI Emerging Markets Mid Cap Index	31.20%
MSCI Emerging Markets Small Cap Index	44.29%
MSCI Emerging Markets Value Index	28.31%
MSCI Emerging Markets Growth Index	7.38%

For the 12 Months Ended October 31, 2021, the U.S. dollar depreciated against some emerging markets currencies and appreciated against others. Overall, currency movements had a positive impact on the U.S. dollar denominated returns of emerging markets.

12 Months Ended October 31, 2021

Ten Largest Emerging Markets by Market Cap Dollars	Local Return	Return in U.S.
China	-9.52%	-9.21%
Taiwan	38.36%	42.32%
Korea	27.78%	24.08%
India	51.78%	50.21%
Russia	64.53%	81.80%
Brazil	10.38%	12.91%
Saudi Arabia	56.07%	56.04%
South Africa	18.16%	26.32%
Mexico	42.35%	47.44%
Thailand	34.75%	26.57%

Source: Returns are of MSCI standard indices net of foreign withholding taxes on dividends. Copyright MSCI 2021, all rights reserved.

For Portfolios investing in non-U.S. equities traded outside of the U.S. market time zone, differences in the valuation timing and methodology between a Portfolio and its benchmark index may impact relative performance over the referenced period. The Portfolios price foreign exchange rates at the closing of the U.S. market, while their benchmark indices use rates at 4 p.m. London time. The Portfolios also may use fair value pricing to price certain portfolio securities at the closing of the U.S. market, while benchmark indices may use local market closing prices. For the one-year period ended October 31, 2021, these differences generally detracted from the Portfolios’ relative performance.

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DFA International Small Cap Value Portfolio

The DFA International Small Cap Value Portfolio invests in small-cap value stocks in developed ex U.S. markets, with an emphasis on those with higher profitability. Additionally, the Portfolio generally excludes certain companies with high asset growth. The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2021, the Portfolio held approximately 1,980 securities in 22 eligible developed markets. Average cash exposure throughout the year was less than 1% of the Portfolio’s assets.

For the 12 months ended October 31, 2021, total returns were 44.61% for the Portfolio and 37.19% for the MSCI World ex USA Small Cap Index (net dividends), the Portfolio’s benchmark. With low relative price (value) stocks outperforming high relative price (growth) stocks, the Portfolio’s focus on value stocks contributed positively to performance relative to the style-neutral benchmark.

International Vector Equity Portfolio

The International Vector Equity Portfolio invests in a broadly diversified group of stocks in developed ex U.S. markets, with increased exposure to stocks with smaller market capitalization, lower relative price (value), and higher profitability. The Portfolio’s increased exposure to small capitalization and value stocks may be achieved by decreasing the allocation to or excluding the largest high relative price (growth) stocks in developed ex U.S. markets. The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2021, the Portfolio held approximately 5,000 securities in 22 eligible developed markets. Average cash exposure throughout the year was less than 1% of the Portfolio’s assets.

For the 12 months ended October 31, 2021, total returns were 42.24% for the Portfolio and 35.59% for the MSCI World ex USA Index (net dividends), the Portfolio’s benchmark. With low relative price (value) stocks outperforming high relative price (growth) stocks, the Portfolio’s greater emphasis on value stocks contributed positively to performance relative to the style-neutral benchmark. The Portfolio’s inclusion of and emphasis on stocks with smaller market capitalizations also contributed positively to performance relative to the benchmark, which is composed primarily of large-and mid-cap stocks, as small caps outperformed large caps.

International High Relative Profitability Portfolio

The International High Relative Profitability Portfolio invests in developed ex U.S. large-cap stocks with higher profitability. The investment strategy is process driven, emphasizing broad diversification, with increased exposure to stocks with smaller total market capitalizations, lower relative price (value), and higher profitability within the large cap high relative profitability segment of developed ex U.S. markets. As of October 31, 2021, the Portfolio held approximately 550 securities in 22 eligible developed markets. Average cash exposure throughout the year was less than 1% of the Portfolio’s assets.

For the 12 months ended October 31, 2021, total returns were 31.85% for the Portfolio and 35.59% for the MSCI World ex USA Index (net dividends), the Portfolio’s benchmark. The Portfolio’s focus on stocks with high profitability detracted from performance relative to the benchmark, as high-profitability stocks generally underperformed low profitability stocks for the period.

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World ex U.S. Value Portfolio

The World ex U.S. Value Portfolio is designed to capture the returns of value stocks across all market capitalizations in developed ex U.S. and emerging markets. The Portfolio may pursue its objective by holding direct securities; by purchasing shares of funds managed by Dimensional: the DFA International Value Series, the DFA International Small Cap Value Portfolio, and the Dimensional Emerging Markets Value Fund (the “Underlying Funds”); or by a combination of securities and Underlying Funds. The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2021, the Portfolio, directly and through the Underlying Funds, held approximately 5,690 securities in 44 eligible developed ex U.S. and emerging markets.

For the 12 months ended October 31, 2021, total returns were 45.23% for the Portfolio and 29.66% for the MSCI All Country World ex USA Index (net dividends), the Portfolio’s benchmark. The Underlying Funds’ focus on low relative price (value) stocks contributed positively to performance relative to the style-neutral benchmark, as value stocks outperformed high relative price (growth) stocks globally. With small-caps outperforming large-caps globally for the period, the Underlying Funds’ inclusion of and emphasis on small-cap stocks also contributed positively to performance relative to the benchmark, which is composed primarily of large- and mid-cap stocks.

World ex U.S. Core Equity Portfolio

The World ex U.S. Core Equity Portfolio invests in a broadly diversified group of stocks in developed ex U.S. and emerging markets with increased exposure to stocks with smaller market capitalization, lower relative price (value), and higher profitability. The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2021, the Portfolio held approximately 9,790 securities in 46 eligible developed ex U.S. and emerging markets. Average cash exposure throughout the year was less than 1% of the Portfolio’s assets.

For the 12 months ended October 31, 2021, total returns were 35.87% for the Portfolio and 29.66% for the MSCI All Country World ex USA Index (net dividends), the Portfolio’s benchmark. The Portfolio’s greater emphasis on low relative price (value) stocks contributed positively to performance relative to the benchmark, as value stocks outperformed high relative price (growth) stocks in developed ex U.S. and emerging markets. With small-caps outperforming large-caps in developed ex U.S. and emerging markets for the period, the Portfolio’s inclusion of and emphasis on small-cap stocks also contributed positively to performance relative to the benchmark, which is composed primarily of large- and mid-cap stocks.

World Core Equity Portfolio

The World Core Equity Portfolio seeks long-term capital appreciation generally by investing in a combination of mutual funds managed by Dimensional. During the period covered by this report, the Portfolio’s investments included the U.S. Core Equity 1 Portfolio, International Core Equity Portfolio, and Emerging Markets Core Equity Portfolio (collectively, the “Underlying Funds”). The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2021, the Underlying Funds collectively held more than 14,130 equity securities in 47 eligible developed and emerging markets.

For the 12 months ended October 31, 2021, total returns were 40.75% for the Portfolio and 37.28% for the MSCI All Country World Index (net dividends), the Portfolio’s benchmark. With low relative price (value) stocks outperforming high relative price (growth) stocks globally, the Underlying Funds’ greater emphasis on value stocks contributed positively to performance relative to the benchmark. With small-caps outperforming large-caps globally for the period, the Underlying Funds’ inclusion of and emphasis on small-cap stocks also contributed positively to performance relative to the benchmark, which is composed primarily of large- and mid-cap stocks.

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Selectively Hedged Global Equity Portfolio

The Selectively Hedged Global Equity Portfolio seeks long-term capital appreciation by investing in a combination of other mutual funds managed by Dimensional. During the period covered by this report, the Portfolio invests in the U.S. Core Equity 2 Portfolio, International Core Equity Portfolio, and Emerging Markets Core Equity Portfolio (the “Underlying Funds”). The Portfolio hedges foreign currency exposure on a selective basis to capture positive forward currency premiums. The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2021, the Underlying Funds collectively held approximately 14,180 securities in 47 eligible developed and emerging markets.

For the 12 months ended October 31, 2021, total returns were 40.81% for the Portfolio and 37.28% for the MSCI All Country World Index (net dividends), the Portfolio’s benchmark. With low relative price (value) stocks outperforming high relative price (growth) stocks globally, the Underlying Funds’ greater emphasis on value stocks contributed positively to performance relative to the benchmark. With small-caps outperforming large-caps globally for the period, the Underlying Funds’ inclusion of and emphasis on small-cap stocks also contributed positively to performance relative to the benchmark, which is composed primarily of large- and mid-cap stocks. The Portfolio’s strategy of selectively hedging foreign currency exposure contributed positively to performance relative to the benchmark (which does not hedge currency exposure), as the U.S. dollar generally strengthened against the currencies to which the Portfolio had hedged its exposure.

Emerging Markets Portfolio

The Emerging Markets Portfolio invests in large-cap stocks in emerging markets by purchasing shares of The Emerging Markets Series, a Master Fund managed by Dimensional that invests in such securities. The investment strategy is process driven, emphasizing broad diversification with increased exposure to stocks with smaller market capitalizations, lower relative price (value), and higher-profitability within the large-cap segment of emerging markets. As of October 31, 2021, the Master Fund held approximately 1,720 securities in 24 eligible emerging markets. Average cash exposure throughout the year was less than 1% of the Master Fund’s assets.

For the 12 months ended October 31, 2021, total returns were 21.91% for the Portfolio and 16.96% for the MSCI Emerging Markets Index (net dividends), the Portfolio’s benchmark. The Master Fund’s greater emphasis on low relative price (value) stocks contributed positively to performance relative to the benchmark, as value stocks outperformed high relative price (growth) stocks in emerging markets for the period. The Master Fund’s greater allocation to stocks with smaller market capitalizations within the large cap universe also contributed positively to relative performance, as these stocks outperformed their larger counterparts in emerging markets. The Master Fund’s emphasis on stocks with higher profitability also contributed positively to performance relative to the benchmark, as these stocks generally outperformed.

Emerging Markets Small Cap Portfolio

The Emerging Markets Small Cap Portfolio invests in small company stocks in emerging markets by purchasing shares of The Emerging Markets Small Cap Series, a Master Fund managed by Dimensional that invests in such securities. The Master Fund generally excludes stocks with the lowest profitability and highest relative price. Additionally, the Master Fund generally excludes certain companies that with high asset growth. The Master Fund’s investment strategy is process driven, emphasizing broad diversification. As of October 31, 2021, the Master Fund held approximately 4,960 securities in 21 eligible emerging markets. Average cash exposure throughout the year was less than 1% of the Master Fund’s assets.

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For the 12 months ended October 31, 2021, total returns were 35.51% for the Portfolio and 16.96% for the MSCI Emerging Markets Index (net dividends), the Portfolio’s benchmark. With small-cap stocks outperforming large-cap stocks in emerging markets, the Master Fund’s inclusion of stocks with smaller market capitalizations contributed positively to performance relative to the benchmark, which is composed primarily of large- and mid-cap stocks.

Emerging Markets Value Portfolio

The Emerging Markets Value Portfolio invests in value stocks of large and small companies in emerging markets by purchasing shares of the Dimensional Emerging Markets Value Fund, a Master Fund managed by Dimensional that invests in such securities. The investment strategy is process driven, emphasizing broad diversification with increased exposure to stocks with smaller market capitalizations, lower relative price (value), and higher profitability within the value segment of emerging markets. As of October 31, 2021, the Master Fund held approximately 3,260 securities in 22 eligible emerging markets. Average cash exposure throughout the year was less than 1% of the Master Fund’s assets.

For the 12 months ended October 31, 2021, total returns were 34.91% for the Portfolio’s Class R2 shares, 35.24% for the Portfolio’s Institutional Class shares, and 16.96% for the MSCI Emerging Markets Index (net dividends), the Portfolio’s benchmark. The Master Fund’s focus on low relative price (value) stocks contributed positively to performance relative to the style-neutral benchmark, as value stocks outperformed high relative price (growth) stocks in emerging markets for the period. With small-cap stocks outperforming large-cap stocks, the Master Fund’s inclusion of small-caps also contributed positively to performance relative to the benchmark, which is composed primarily of large- and mid-cap stocks.

Emerging Markets Core Equity Portfolio

The Emerging Markets Core Equity Portfolio invests in a broadly diversified group of stocks in emerging markets, with increased exposure to stocks with smaller market capitalization, lower relative price (value), and higher profitability. The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2021, the Portfolio held approximately 6,340 securities in 24 eligible emerging markets. Average cash exposure throughout the year was less than 1% of the Portfolio’s assets.

For the 12 months ended October 31, 2021, total returns were 26.19% for the Portfolio and 16.96% for the MSCI Emerging Markets Index (net dividends), the Portfolio’s benchmark. With low relative price (value) stocks outperforming high relative price (growth) stocks, the Portfolio’s greater emphasis on value stocks contributed positively to performance relative to the benchmark. With small-cap stocks outperforming large-cap stocks in emerging markets for the period, the Portfolio’s inclusion of and emphasis on small-caps also contributed positively to performance relative to the benchmark, which is composed primarily of large- and mid-cap stocks.

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Emerging Markets Targeted Value Portfolio

The Emerging Markets Targeted Value Portfolio invests in value stocks of small- and mid-cap companies in emerging markets. The investment strategy is process driven, emphasizing broad diversification with increased exposure to smaller total market capitalizations, lower relative price (value) stocks, and higher-profitability stocks within the small- and mid-cap value segment of emerging markets. Additionally, the Portfolio generally excludes certain companies with high asset growth. As of October 31, 2021, the Portfolio held approximately 2,710 securities in 21 eligible emerging markets. Average cash exposure throughout the year was less than 1% of the Portfolio’s assets.

For the 12 months ended October 31, 2021, total returns were 38.29% for the Portfolio and 16.96% for the MSCI Emerging Markets Index (net dividends), the Portfolio’s benchmark. The Portfolio’s focus on low relative price (value) stocks contributed positively to performance relative to the style-neutral benchmark, as value stocks outperformed high relative price (growth) stocks in emerging markets for the period. With small-cap and mid-cap stocks outperforming large-cap stocks, the Portfolio’s focus on small- and mid-cap stocks also contributed positively to relative performance, which is composed primarily of large- and mid-cap stocks.

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DFA INVESTMENT DIMENSIONS GROUP INC.

DISCLOSURE OF FUND EXPENSES

(Unaudited)

The following Expense Tables are shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports, among others. Operating expenses and legal and audit services, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs, in dollars, of investing in the fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Tables below illustrate your fund’s costs in two ways.

Actual Fund Return

This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and “Expenses Paid During Period” reflects the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes

This section is intended to help you compare your fund’s costs with those of other mutual funds. The hypothetical “Ending Account Value” and “Expenses Paid During Period” are derived from the fund’s actual expense ratio and an assumed 5% annual return before expenses. In this case, because the return used is not the fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% annual return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the tables are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs, if applicable. The “Annualized Expense Ratio” represents the actual expenses for the six-month period indicated.

Six Months Ended October 31, 2021

EXPENSE TABLES

	Beginning Account Value 05/01/21	Ending Account Value 10/31/21	Annualized Expense Ratio (1)	Expenses Paid During Period (1)
Large Cap International Portfolio
Actual Fund Return	$1,000.00	$1,045.30	0.19%	$0.98
Hypothetical 5% Annual Return	$1,000.00	$1,024.25	0.19%	$0.97
International Core Equity Portfolio
Actual Fund Return	$1,000.00	$1,042.30	0.25%	$1.29
Hypothetical 5% Annual Return	$1,000.00	$1,023.95	0.25%	$1.28

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DISCLOSURE OF FUND EXPENSES

CONTINUED

	Beginning Account Value 05/01/21	Ending Account Value 10/31/21	Annualized Expense Ratio (1)	Expenses Paid During Period (1)
Global Small Company Portfolio (2)
Actual Fund Return	$1,000.00	$1,041.60	0.47%	$2.42
Hypothetical 5% Annual Return	$1,000.00	$1,022.84	0.47%	$2.40
International Small Company Portfolio (2)
Actual Fund Return	$1,000.00	$1,045.20	0.46%	$2.37
Hypothetical 5% Annual Return	$1,000.00	$1,022.89	0.46%	$2.35
Japanese Small Company Portfolio (3)
Actual Fund Return	$1,000.00	$1,015.30	0.47%	$2.39
Hypothetical 5% Annual Return	$1,000.00	$1,022.84	0.47%	$2.40
Asia Pacific Small Company Portfolio (3)
Actual Fund Return	$1,000.00	$1,041.00	0.48%	$2.47
Hypothetical 5% Annual Return	$1,000.00	$1,022.79	0.48%	$2.45
United Kingdom Small Company Portfolio (3)
Actual Fund Return	$1,000.00	$1,015.30	0.59%	$3.00
Hypothetical 5% Annual Return	$1,000.00	$1,022.23	0.59%	$3.01
Continental Small Company Portfolio (3)
Actual Fund Return	$1,000.00	$1,057.00	0.47%	$2.44
Hypothetical 5% Annual Return	$1,000.00	$1,022.84	0.47%	$2.40
DFA International Real Estate Securities Portfolio
Actual Fund Return	$1,000.00	$1,037.00	0.27%	$1.39
Hypothetical 5% Annual Return	$1,000.00	$1,023.84	0.27%	$1.38
DFA Global Real Estate Securities Portfolio (4)
Actual Fund Return	$1,000.00	$1,089.30	0.24%	$1.26
Hypothetical 5% Annual Return	$1,000.00	$1,024.00	0.24%	$1.22
DFA International Small Cap Value Portfolio
Actual Fund Return	$1,000.00	$1,040.70	0.53%	$2.73
Hypothetical 5% Annual Return	$1,000.00	$1,022.53	0.53%	$2.70
International Vector Equity Portfolio
Actual Fund Return	$1,000.00	$1,043.00	0.42%	$2.16
Hypothetical 5% Annual Return	$1,000.00	$1,023.09	0.42%	$2.14
International High Relative Profitability Portfolio
Actual Fund Return	$1,000.00	$1,051.40	0.30%	$1.55
Hypothetical 5% Annual Return	$1,000.00	$1,023.69	0.30%	$1.53

29

DISCLOSURE OF FUND EXPENSES

CONTINUED

	Beginning Account Value 05/01/21	Ending Account Value 10/31/21	Annualized Expense Ratio (1)	Expenses Paid During Period (1)
World ex U.S. Value Portfolio (2)
Actual Fund Return	$1,000.00	$1,037.20	0.44%	$2.26
Hypothetical 5% Annual Return	$1,000.00	$1,022.99	0.44%	$2.24
World ex U.S. Core Equity Portfolio
Actual Fund Return	$1,000.00	$1,023.90	0.32%	$1.63
Hypothetical 5% Annual Return	$1,000.00	$1,023.59	0.32%	$1.63
World Core Equity Portfolio (2)
Actual Fund Return	$1,000.00	$1,055.60	0.28%	$1.45
Hypothetical 5% Annual Return	$1,000.00	$1,023.79	0.28%	$1.43
Selectively Hedged Global Equity Portfolio (2)
Actual Fund Return	$1,000.00	$1,054.70	0.32%	$1.66
Hypothetical 5% Annual Return	$1,000.00	$1,023.59	0.32%	$1.63
Emerging Markets Portfolio (3)
Actual Fund Return	$1,000.00	$963.10	0.39%	$1.93
Hypothetical 5% Annual Return	$1,000.00	$1,023.24	0.39%	$1.99
Emerging Markets Small Cap Portfolio (3)
Actual Fund Return	$1,000.00	$1,006.80	0.63%	$3.19
Hypothetical 5% Annual Return	$1,000.00	$1,022.03	0.63%	$3.21
Emerging Markets Value Portfolio (3)
Actual Fund Return
Class R2 Shares	$1,000.00	$998.50	0.74%	$3.73
Institutional Class Shares	$1,000.00	$999.50	0.49%	$2.47
Hypothetical 5% Annual Return
Class R2 Shares	$1,000.00	$1,021.48	0.74%	$3.77
Institutional Class Shares	$1,000.00	$1,022.74	0.49%	$2.50
Emerging Markets Core Equity Portfolio
Actual Fund Return	$1,000.00	$975.10	0.42%	$2.09
Hypothetical 5% Annual Return	$1,000.00	$1,023.09	0.42%	$2.14
Emerging Markets Targeted Value Portfolio
Actual Fund Return	$1,000.00	$991.70	0.72%	$3.61
Hypothetical 5% Annual Return	$1,000.00	$1,021.58	0.72%	$3.67

(1)

Expenses are equal to the fund’s annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (184), then divided by the number of days in the year (365) to reflect the six-month period.

30

DISCLOSURE OF FUND EXPENSES

CONTINUED

(2)

The Portfolio is a Fund of Funds. The expenses shown reflect the direct expenses of the Fund of Funds and the Fund of Funds’ portion of the expenses of its Underlying Funds (Affiliated Investment Companies).

(3)

The Portfolio is a Feeder Fund. The expenses shown reflect the direct expenses of the Feeder Fund and the allocation of the Feeder Fund’s portion of the expenses of its Master Fund (Affiliated Investment Company).

(4)

The Portfolio invests directly and indirectly through other funds. The expenses shown reflect the direct expenses of the fund and the fund’s portion of the expenses of its Master and/or Underlying Funds (Affiliated Investment Companies).

31

DFA INVESTMENT DIMENSIONS GROUP INC.

DISCLOSURE OF PORTFOLIO HOLDINGS

(Unaudited)

The SEC requires that all funds file a complete Schedule of Investments with the SEC for their first and third fiscal quarters as an exhibit to their reports on Form N-PORT. For DFA Investment Dimensions Group Inc., this would be for the fiscal quarters ending January 31 and July 31. Such Form N-PORT filing must be made within 60 days of the end of the quarter. DFA Investment Dimensions Group Inc. filed its most recent Form N-PORT with the SEC on September 24, 2021. They are available upon request, without charge, by calling collect: (512) 306-7400; by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, TX 78746; or by visiting the SEC’s website at http://www.sec.gov.

SEC regulations permit a fund to include in its reports to shareholders a “Summary Schedule of Portfolio Holdings” in lieu of a full Schedule of Investments. The Summary Schedule of Portfolio Holdings reports the fund’s 50 largest holdings in unaffiliated issuers and any investments that exceed one percent of the fund’s net assets at the end of the reporting period. The regulations also require that the Summary Schedule of Portfolio Holdings identify each category of investments that are held.

A fund is required to file a complete Schedule of Investments with the SEC on Form N-CSR within ten days after mailing the annual and semi-annual reports to shareholders. It will be available upon request, without charge, by calling collect: (512) 306-7400; by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, TX 78746; or by visiting the SEC’s website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The SEC requires that all funds present their categories of portfolio holdings in a table, chart, or graph format in their annual and semi-annual shareholder reports, whether or not a Schedule of Investments is used. The following table, which presents portfolio holdings as a percentage of total investments before short-term investments and collateral for loaned securities, is provided in compliance with this requirement. The categories shown below represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

The categories of industry classification for the Affiliated Investment Companies are represented in their Disclosures of Portfolio Holdings, which are included elsewhere in the report. Refer to the Schedule of Investments/Summary Schedule of Portfolio Holdings for each of the underlying Affiliated Investment Company’s holdings, which reflect the investments by category or country.

FEEDER FUNDS

Affiliated Investment Companies
Japanese Small Company Portfolio	100.0%
Asia Pacific Small Company Portfolio	100.0%
United Kingdom Small Company Portfolio	100.0%
Continental Small Company Portfolio	100.0%
Emerging Markets Portfolio	100.0%
Emerging Markets Small Cap Portfolio	100.0%
Emerging Markets Value Portfolio	100.0%

FUNDS OF FUNDS

Affiliated Investment Companies
Global Small Company Portfolio	100.0%
International Small Company Portfolio	100.0%
World ex U.S. Value Portfolio	100.0%
World Core Equity Portfolio	100.0%
Selectively Hedged Global Equity Portfolio	100.0%

32

DISCLOSURE OF PORTFOLIO HOLDINGS

CONTINUED

INTERNATIONAL EQUITY PORTFOLIOS

Large Cap International Portfolio
Communication Services	5.4%
Consumer Discretionary	12.8%
Consumer Staples	9.7%
Energy	4.7%
Financials	16.5%
Health Care	10.8%
Industrials	16.9%
Information Technology	8.6%
Materials	9.6%
Real Estate	1.6%
Utilities	3.4%

100.0%

International Core Equity Portfolio
Communication Services	5.4%
Consumer Discretionary	14.0%
Consumer Staples	7.7%
Energy	5.1%
Financials	15.6%
Health Care	7.7%
Industrials	19.3%
Information Technology	7.7%
Materials	11.9%
Real Estate	2.4%
Utilities	3.2%

100.0%

DFA International Real Estate Securities Portfolio
Real Estate	100.0%

100.0%

DFA Global Real Estate Securities Portfolio
Affiliated Investment Companies	42.8%
Real Estate	57.2%

100.0%

DFA International Small Cap Value Portfolio
Communication Services	3.0%
Consumer Discretionary	13.5%
Consumer Staples	4.6%
Energy	6.9%
Financials	21.8%
Health Care	2.5%
Industrials	22.9%
Information Technology	3.9%
Materials	16.0%
Real Estate	3.4%
Utilities	1.5%

100.0%

International Vector Equity Portfolio
Communication Services	5.1%
Consumer Discretionary	13.1%
Consumer Staples	6.5%
Energy	5.9%
Financials	18.8%
Health Care	5.6%
Industrials	20.4%
Information Technology	7.0%
Materials	12.6%
Real Estate	2.6%
Utilities	2.4%

100.0%

International High Relative Profitability Portfolio
Communication Services	8.4%
Consumer Discretionary	16.6%
Consumer Staples	11.2%
Energy	2.2%
Financials	6.1%
Health Care	13.1%
Industrials	19.6%
Information Technology	10.9%
Materials	8.9%
Real Estate	0.6%
Utilities	2.4%

100.0%

World ex U.S. Core Equity Portfolio
Communication Services	5.7%
Consumer Discretionary	13.4%
Consumer Staples	7.4%
Energy	5.0%
Financials	15.7%
Health Care	6.4%
Industrials	16.6%
Information Technology	11.4%
Materials	12.0%
Real Estate	3.2%
Utilities	3.2%

100.0%

Emerging Markets Core Equity Portfolio
Communication Services	8.2%
Consumer Discretionary	12.5%
Consumer Staples	6.1%
Energy	5.0%
Financials	16.5%
Health Care	4.0%
Industrials	8.4%
Information Technology	20.8%
Materials	11.6%
Real Estate	3.7%
Utilities	3.2%

100.0%

Emerging Markets Targeted Value Portfolio
Communication Services	3.7%
Consumer Discretionary	10.2%
Consumer Staples	5.1%
Energy	3.2%
Financials	17.4%
Health Care	4.5%
Industrials	16.1%
Information Technology	12.9%
Materials	16.8%
Real Estate	6.9%
Utilities	3.2%

100.0%

33

LARGE CAP INTERNATIONAL PORTFOLIO

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2021

	Shares	Value»	Percentage of Net Assets‡
COMMON STOCKS — (94.7%)
AUSTRALIA — (5.9%)
# BHP Group Ltd.	697,375	$19,154,786	0.3%
Commonwealth Bank of Australia	310,658	24,623,436	0.4%
CSL Ltd.	124,326	28,289,174	0.5%
National Australia Bank Ltd.	811,247	17,638,112	0.3%
Other Securities		278,968,879	4.6%

TOTAL AUSTRALIA		368,674,387	6.1%

AUSTRIA — (0.2%)
Other Securities		13,795,690	0.2%

BELGIUM — (0.8%)
Other Securities		53,333,536	0.9%

CANADA — (10.2%)
Bank of Montreal	161,778	17,554,531	0.3%
Canadian National Railway Co.	142,360	18,919,984	0.3%
Royal Bank of Canada	310,579	32,327,720	0.5%
Royal Bank of Canada	206,240	21,451,022	0.4%
* Shopify, Inc., Class A	12,023	17,634,495	0.3%
# Toronto-Dominion Bank	286,785	20,794,780	0.3%
Other Securities		506,410,874	8.4%

TOTAL CANADA		635,093,406	10.5%

DENMARK — (2.3%)
Novo Nordisk AS, Class B	461,515	50,607,362	0.8%
Other Securities		92,833,766	1.6%

TOTAL DENMARK		143,441,128	2.4%

FINLAND — (1.2%)
Other Securities		78,570,294	1.3%

FRANCE — (9.2%)
Air Liquide SA	137,694	22,989,071	0.4%
* Airbus SE	172,375	22,112,614	0.4%
# BNP Paribas SA	263,532	17,640,097	0.3%
# Cie Generale des Etablissements Michelin SCA	108,150	17,003,063	0.3%
L’Oreal SA	51,173	23,409,331	0.4%
LVMH Moet Hennessy Louis Vuitton SE	80,391	63,036,311	1.0%
Sanofi	213,213	21,415,989	0.4%
Schneider Electric SE	116,541	20,093,775	0.3%
TotalEnergies SE	551,438	27,613,230	0.5%
Other Securities		338,616,033	5.5%

TOTAL FRANCE		573,929,514	9.5%

GERMANY — (6.8%)
Bayer AG	332,314	18,728,437	0.3%
Daimler AG	320,152	31,779,061	0.5%
Deutsche Post AG	337,563	20,897,505	0.3%
Deutsche Telekom AG	1,271,712	23,650,219	0.4%
SAP SE	212,517	30,774,818	0.5%

34

LARGE CAP INTERNATIONAL PORTFOLIO

CONTINUED

	Shares	Value»	Percentage of Net Assets‡
GERMANY — (Continued)
Siemens AG	146,649	$23,842,470	0.4%
Other Securities		275,187,107	4.6%

TOTAL GERMANY		424,859,617	7.0%

HONG KONG — (2.2%)
AIA Group Ltd.	3,249,000	36,411,572	0.6%
Hong Kong Exchanges & Clearing Ltd.	349,451	21,051,524	0.4%
Other Securities		79,524,888	1.3%

TOTAL HONG KONG		136,987,984	2.3%

IRELAND — (0.6%)
Other Securities		38,275,588	0.6%

ISRAEL — (0.6%)
Other Securities		37,231,801	0.6%

ITALY — (2.0%)
Enel SpA	2,271,536	19,016,805	0.3%
Other Securities		105,047,911	1.8%

TOTAL ITALY		124,064,716	2.1%

JAPAN — (21.0%)
Hitachi Ltd.	297,615	17,149,927	0.3%
KDDI Corp.	742,300	22,699,521	0.4%
Keyence Corp.	32,004	19,318,086	0.3%
Recruit Holdings Co. Ltd.	356,200	23,694,067	0.4%
SoftBank Group Corp.	428,176	23,180,319	0.4%
Sony Group Corp.	367,700	42,578,294	0.7%
Tokyo Electron Ltd.	43,700	20,365,638	0.4%
Toyota Motor Corp.	2,420,615	42,709,706	0.7%
Other Securities		1,100,287,924	18.2%

TOTAL JAPAN		1,311,983,482	21.8%

NETHERLANDS — (4.4%)
ASML Holding NV	30,871	25,094,815	0.4%
ASML Holding NV	74,552	60,601,830	1.0%
Koninklijke Ahold Delhaize NV	678,021	22,057,687	0.4%
Stellantis NV	850,830	16,988,474	0.3%
Other Securities		150,780,777	2.5%

TOTAL NETHERLANDS		275,523,583	4.6%

NEW ZEALAND — (0.4%)
Other Securities		22,492,321	0.4%

NORWAY — (0.7%)
Other Securities		46,171,001	0.8%

PORTUGAL — (0.2%)
Other Securities		12,070,216	0.2%

SINGAPORE — (0.8%)
Other Securities		48,200,489	0.8%

35

LARGE CAP INTERNATIONAL PORTFOLIO

CONTINUED

	Shares	Value»	Percentage of Net Assets‡
SPAIN — (2.0%)
Iberdrola SA	2,078,325	$24,564,084	0.4%
Other Securities		100,642,846	1.7%

TOTAL SPAIN		125,206,930	2.1%

SWEDEN — (3.4%)
Other Securities		213,759,707	3.5%

SWITZERLAND — (7.6%)
Nestle SA	835,482	110,206,070	1.8%
Novartis AG	422,743	34,966,216	0.6%
Roche Holding AG	8,668	3,728,306	0.1%
Roche Holding AG	205,381	79,563,359	1.3%
Other Securities		244,093,241	4.0%

TOTAL SWITZERLAND		472,557,192	7.8%

UNITED KINGDOM — (12.2%)
AstraZeneca PLC, Sponsored ADR	505,883	31,556,982	0.5%
BP PLC, Sponsored ADR	637,244	18,346,269	0.3%
Diageo PLC, Sponsored ADR	105,239	21,013,071	0.4%
Royal Dutch Shell PLC, Sponsored ADR, Class B	918,709	42,113,621	0.7%
Unilever PLC, Sponsored ADR	450,191	24,121,234	0.4%
Other Securities		623,554,407	10.3%

TOTAL UNITED KINGDOM		760,705,584	12.6%

UNITED STATES — (0.0%)
Other Securities		292,740	0.0%

TOTAL COMMON STOCKS		5,917,220,906	98.1%

PREFERRED STOCKS — (0.5%)
GERMANY — (0.5%)
Other Securities		32,731,659	0.5%

TOTAL INVESTMENT SECURITIES (Cost $3,905,702,782)		5,949,952,565

		Value†
SECURITIES LENDING COLLATERAL — (4.8%)
@§ The DFA Short Term Investment Fund	26,026,332	301,124,657	5.0%

TOTAL INVESTMENTS—(100.0%) (Cost $4,206,796,383)		$6,251,077,222	103.6%

As of October 31, 2021, Large Cap International Portfolio had entered into the following outstanding futures contracts:

Description	Number of Contracts	Expiration Date	Notional Value	Market Value	Unrealized Appreciation (Depreciation)
Long Position Contracts:
S&P 500® Emini Index	229	12/17/21	$51,002,305	$52,635,650	$1,633,345

Total Futures Contracts			$51,002,305	$52,635,650	$1,633,345

36

LARGE CAP INTERNATIONAL PORTFOLIO

CONTINUED

Summary of the Portfolio’s investments as of October 31, 2021, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$3,641,424	$365,032,963	—	$368,674,387
Austria	—	13,795,690	—	13,795,690
Belgium	—	53,333,536	—	53,333,536
Canada	632,493,032	2,600,374	—	635,093,406
Denmark	5,020,496	138,420,632	—	143,441,128
Finland	79,111	78,491,183	—	78,570,294
France	3,422,750	570,506,764	—	573,929,514
Germany	14,497,008	410,362,609	—	424,859,617
Hong Kong	369,693	136,618,291	—	136,987,984
Ireland	11,995,930	26,279,658	—	38,275,588
Israel	6,778,941	30,452,860	—	37,231,801
Italy	2,313,854	121,750,862	—	124,064,716
Japan	19,253,418	1,292,730,064	—	1,311,983,482
Netherlands	79,527,665	195,995,918	—	275,523,583
New Zealand	—	22,492,321	—	22,492,321
Norway	89,985	46,081,016	—	46,171,001
Portugal	—	12,070,216	—	12,070,216
Singapore	1,156,488	47,044,001	—	48,200,489
Spain	5,033,888	120,173,042	—	125,206,930
Sweden	—	213,759,707	—	213,759,707
Switzerland	37,734,810	434,822,382	—	472,557,192
United Kingdom	226,190,003	534,515,581	—	760,705,584
United States	292,740	—	—	292,740
Preferred Stocks
Germany	—	32,731,659	—	32,731,659
Securities Lending Collateral	—	301,124,657	—	301,124,657
Futures Contracts**	1,633,345	—	—	1,633,345

TOTAL	$1,051,524,581	$5,201,185,986	—	$6,252,710,567

**	Valued at the unrealized appreciation/(depreciation) on the investment.

See accompanying Notes to Financial Statements.

37

INTERNATIONAL CORE EQUITY PORTFOLIO

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2021

	Shares	Value»	Percentage of Net Assets‡
COMMON STOCKS — (94.9%)
AUSTRALIA — (6.0%)
# BHP Group Ltd.	4,074,214	$111,906,362	0.3%
Commonwealth Bank of Australia	931,529	73,835,033	0.2%
CSL Ltd.	345,823	78,688,665	0.2%
Other Securities		1,896,076,660	5.5%

TOTAL AUSTRALIA		2,160,506,720	6.2%

AUSTRIA — (0.5%)
Other Securities		194,447,574	0.6%

BELGIUM — (1.1%)
Other Securities		386,927,579	1.1%

CANADA — (10.3%)
Bank of Montreal	931,374	101,063,393	0.3%
Canadian Natural Resources Ltd.	3,046,549	129,508,798	0.4%
National Bank of Canada	950,404	78,683,253	0.2%
# Royal Bank of Canada	886,501	92,274,611	0.3%
Royal Bank of Canada	1,145,629	119,156,872	0.4%
Other Securities		3,146,620,950	9.0%

TOTAL CANADA		3,667,307,877	10.6%

CHINA — (0.0%)
Other Securities		2,457,607	0.0%

DENMARK — (2.2%)
Novo Nordisk AS, Class B	891,477	97,754,784	0.3%
Novo Nordisk AS, Sponsored ADR	595,283	65,558,517	0.2%
Other Securities		642,917,309	1.8%

TOTAL DENMARK		806,230,610	2.3%

FINLAND — (1.6%)
Other Securities		578,977,510	1.7%

FRANCE — (7.6%)
Air Liquide SA	519,420	86,721,161	0.3%
Cie de Saint-Gobain	974,295	67,238,565	0.2%
# Cie Generale des Etablissements Michelin SCA	571,661	89,875,074	0.3%
LVMH Moet Hennessy Louis Vuitton SE	248,440	194,807,144	0.6%
# Orange SA	7,330,798	79,941,979	0.2%
Teleperformance	179,034	74,784,588	0.2%
TotalEnergies SE	1,973,714	98,833,628	0.3%
Other Securities		2,022,503,162	5.7%

TOTAL FRANCE		2,714,705,301	7.8%

GERMANY — (6.4%)
Allianz SE	276,267	64,152,055	0.2%
Bayer AG	1,277,637	72,004,622	0.2%
Bayerische Motoren Werke AG	951,135	96,098,876	0.3%
Daimler AG	1,688,994	167,653,626	0.5%
Deutsche Telekom AG	5,639,652	104,881,456	0.3%

38

INTERNATIONAL CORE EQUITY PORTFOLIO

CONTINUED

			Percentage
	Shares	Value»	of Net Assets‡
GERMANY — (Continued)
Other Securities		$1,774,833,658	5.1%

TOTAL GERMANY		2,279,624,293	6.6%

HONG KONG — (2.2%)
AIA Group Ltd.	10,843,200	121,519,838	0.4%
Other Securities		677,631,236	1.9%

TOTAL HONG KONG		799,151,074	2.3%

IRELAND — (0.8%)
Kingspan Group PLC	602,633	69,378,104	0.2%
Other Securities		213,112,214	0.6%

TOTAL IRELAND		282,490,318	0.8%

ISRAEL — (0.9%)
Other Securities		309,186,961	0.9%

ITALY — (2.5%)
Other Securities		882,981,445	2.6%

JAPAN — (21.5%)
Hitachi Ltd.	1,314,685	75,758,117	0.2%
KDDI Corp.	2,741,900	83,847,255	0.3%
Recruit Holdings Co. Ltd.	1,002,100	66,658,688	0.2%
SoftBank Group Corp.	2,487,563	134,670,077	0.4%
Sony Group Corp.	1,141,000	132,123,562	0.4%
Takeda Pharmaceutical Co. Ltd.	2,631,263	73,848,531	0.2%
Toyota Motor Corp.	12,059,470	212,779,157	0.6%
Other Securities		6,889,456,635	19.9%

TOTAL JAPAN		7,669,142,022	22.2%

NETHERLANDS — (4.0%)
ASM International NV	168,914	76,447,873	0.2%
ASML Holding NV	127,591	103,718,671	0.3%
ASML Holding NV	182,526	148,371,735	0.4%
Koninklijke Ahold Delhaize NV	3,630,618	118,112,911	0.4%
Stellantis NV	5,527,990	110,377,040	0.3%
Other Securities		861,900,774	2.5%

TOTAL NETHERLANDS		1,418,929,004	4.1%

NEW ZEALAND — (0.5%)
Other Securities		171,395,575	0.5%

NORWAY — (0.9%)
Other Securities		339,507,956	1.0%

PORTUGAL — (0.2%)
Other Securities		83,459,275	0.3%

SINGAPORE — (0.8%)
Other Securities		286,151,766	0.8%

39

INTERNATIONAL CORE EQUITY PORTFOLIO

CONTINUED

			Percentage
	Shares	Value»	of Net Assets‡
SPAIN — (1.9%)
Iberdrola SA	8,431,582	$99,654,363	0.3%
Other Securities		569,227,515	1.6%

TOTAL SPAIN		668,881,878	1.9%

SWEDEN — (3.5%)
Volvo AB, Class B	2,990,796	69,742,821	0.2%
Other Securities		1,171,765,002	3.4%

TOTAL SWEDEN		1,241,507,823	3.6%

SWITZERLAND — (6.9%)
Nestle SA	2,748,677	362,570,217	1.1%
Novartis AG, Sponsored ADR	953,193	78,886,253	0.2%
Roche Holding AG	634,350	245,743,359	0.7%
Sika AG	223,952	75,870,373	0.2%
Other Securities		1,701,728,084	4.9%

TOTAL SWITZERLAND		2,464,798,286	7.1%

UNITED KINGDOM — (12.6%)
Ashtead Group PLC	958,609	80,341,144	0.2%
AstraZeneca PLC, Sponsored ADR	1,444,584	90,113,150	0.3%
BP PLC, Sponsored ADR	3,664,680	105,506,137	0.3%
HSBC Holdings PLC, Sponsored ADR	3,036,261	91,300,368	0.3%
Rio Tinto PLC, Sponsored ADR	1,793,636	113,483,350	0.3%
Royal Dutch Shell PLC, Sponsored ADR, Class B	3,096,174	141,928,616	0.4%
Vodafone Group PLC	49,455,687	72,890,318	0.2%
Other Securities		3,816,782,436	11.0%

TOTAL UNITED KINGDOM		4,512,345,519	13.0%

UNITED STATES — (0.0%)
Other Securities		6,492,442	0.0%

TOTAL COMMON STOCKS		33,927,606,415	98.0%

PREFERRED STOCKS — (0.6%)
AUSTRALIA — (0.0%)
Other Security		28,885	0.0%

GERMANY — (0.6%)
Volkswagen AG	363,964	81,684,955	0.3%
Other Securities		132,503,943	0.3%

TOTAL GERMANY		214,188,898	0.6%

TOTAL PREFERRED STOCKS		214,217,783	0.6%

RIGHTS/WARRANTS — (0.0%)
AUSTRIA — (0.0%)
Other Securities		7,891	0.0%

CANADA — (0.0%)
Other Securities		757,963	0.0%

40

INTERNATIONAL CORE EQUITY PORTFOLIO

CONTINUED

			Percentage
	Shares	Value»	of Net Assets‡
HONG KONG — (0.0%)
Other Security		$566	0.0%

NEW ZEALAND — (0.0%)
Other Security		3,862	0.0%

SPAIN — (0.0%)
Other Security		613,459	0.0%

TOTAL RIGHTS/WARRANTS		1,383,741	0.0%

TOTAL INVESTMENT SECURITIES (Cost $24,808,815,099)		34,143,207,939

		Value†
SECURITIES LENDING COLLATERAL — (4.5%)
@§ The DFA Short Term Investment Fund	137,857,195	1,595,007,746	4.6%

TOTAL INVESTMENTS—(100.0%) (Cost $26,403,662,509)		$35,738,215,685	103.2%

As of October 31, 2021, International Core Equity Portfolio had entered into the following outstanding futures contracts:

Description	Number of Contracts	Expiration Date	Notional Value	Market Value	Unrealized Appreciation (Depreciation)
Long Position Contracts:
S&P 500® Emini Index.	1,302	12/17/21	$290,261,986	$299,264,700	$9,002,714

Total Futures Contracts			$290,261,986	$299,264,700	$9,002,714

Summary of the Portfolio’s investments as of October 31, 2021, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$46,638,769	$2,113,867,699	$252	$2,160,506,720
Austria	73,164	194,374,410	—	194,447,574
Belgium	9,610,059	377,317,520	—	386,927,579
Canada	3,658,586,313	8,721,564	—	3,667,307,877
China	—	2,457,607	—	2,457,607
Denmark	65,558,517	740,672,093	—	806,230,610
Finland	5,717,227	573,260,283	—	578,977,510
France	40,903,587	2,673,775,577	26,137	2,714,705,301
Germany	58,770,155	2,220,854,138	—	2,279,624,293
Hong Kong	515,573	798,067,272	568,229	799,151,074
Ireland	50,884,763	231,605,555	—	282,490,318
Israel	35,296,542	273,890,419	—	309,186,961
Italy	20,609,882	862,371,563	—	882,981,445
Japan	155,933,205	7,513,208,817	—	7,669,142,022
Netherlands	227,661,850	1,191,267,154	—	1,418,929,004
New Zealand	239,560	171,156,015	—	171,395,575
Norway	14,691,274	324,816,682	—	339,507,956

41

INTERNATIONAL CORE EQUITY PORTFOLIO

CONTINUED

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Portugal	$409,650	$83,049,625	—	$83,459,275
Singapore	4,041,299	281,571,751	$538,716	286,151,766
Spain	8,871,267	660,010,611	—	668,881,878
Sweden	2,091,261	1,239,416,562	—	1,241,507,823
Switzerland	137,578,979	2,327,219,307	—	2,464,798,286
United Kingdom	860,422,845	3,651,922,648	26	4,512,345,519
United States	5,590,831	901,611	—	6,492,442
Preferred Stocks
Australia	—	28,885	—	28,885
Germany	—	214,188,898	—	214,188,898
Rights/Warrants
Austria	—	7,891	—	7,891
Canada	—	757,963	—	757,963
Hong Kong	—	566	—	566
New Zealand	—	3,862	—	3,862
Spain	—	613,459	—	613,459
Securities Lending Collateral	—	1,595,007,746	—	1,595,007,746
Futures Contracts**	9,002,714	—	—	9,002,714

TOTAL	$5,419,699,286	$30,326,385,753	$1,133,360^	$35,747,218,399

**	Valued at the unrealized appreciation/(depreciation) on the investment.
^	A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the reporting period in relation to net assets.

See accompanying Notes to Financial Statements.

42

GLOBAL SMALL COMPANY PORTFOLIO

SCHEDULE OF INVESTMENTS

October 31, 2021

	Shares	Value†
AFFILIATED INVESTMENT COMPANIES — (100.0%)
Investment in U.S. Small Cap Portfolio of DFA Investment Dimensions Group Inc.	1,204,052	$58,396,527
Investment in The Emerging Markets Small Cap Series of The DFA Investment Trust Company		12,011,785
Investment in The Continental Small Company Series of The DFA Investment Trust Company		11,897,087
Investment in The Japanese Small Company Series of The DFA Investment Trust Company		6,406,413
Investment in The United Kingdom Small Company Series of The DFA Investment Trust Company		4,054,102
Investment in The Asia Pacific Small Company Series of The DFA Investment Trust Company		3,177,403
Investment in The Canadian Small Company Series of The DFA Investment Trust Company		3,127,151

TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANIES (Cost $78,885,692)		$99,070,468

Summary of the Portfolio’s investments as of October 31, 2021, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Affiliated Investment Companies	$99,070,468	—	—	$99,070,468

TOTAL	$99,070,468	—	—	$99,070,468

See accompanying Notes to Financial Statements.

43

INTERNATIONAL SMALL COMPANY PORTFOLIO

SCHEDULE OF INVESTMENTS

October 31, 2021

Value†
AFFILIATED INVESTMENT COMPANIES — (99.3%)
Investment in The Continental Small Company Series of The DFA Investment Trust Company	$5,658,750,566
Investment in The Japanese Small Company Series of The DFA Investment Trust Company	3,029,775,727
Investment in The United Kingdom Small Company Series of The DFA Investment Trust Company	1,849,071,649
Investment in The Asia Pacific Small Company Series of The DFA Investment Trust Company	1,438,166,259
Investment in The Canadian Small Company Series of The DFA Investment Trust Company	1,405,629,159

TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANIES	$13,381,393,360

	Shares
TEMPORARY CASH INVESTMENTS — (0.7%)
State Street Institutional U.S. Government Money Market Fund, 0.025% (Cost $89,678,174)	89,678,174	89,678,174

TOTAL INVESTMENTS — (100.0%) (Cost $10,315,829,273)		$13,471,071,534

As of October 31, 2021, International Small Company Portfolio had entered into the following outstanding futures contracts:

Description	Number of Contracts	Expiration Date	Notional Value	Market Value	Unrealized Appreciation (Depreciation)
Long Position Contracts:
S&P 500® Emini Index	376	12/17/21	$84,282,399	$86,423,600	$2,141,201

Total Futures Contracts			$84,282,399	$86,423,600	$2,141,201

Summary of the Portfolio’s investments as of October 31, 2021, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Affiliated Investment Companies	$13,381,393,360	—	—	$13,381,393,360
Temporary Cash Investments	89,678,174	—	—	89,678,174
Futures Contracts**	2,141,201	—	—	2,141,201

TOTAL	$13,473,212,735	—	—	$13,473,212,735

**	Valued at the unrealized appreciation/(depreciation) on the investment.

See accompanying Notes to Financial Statements.

44

JAPANESE SMALL COMPANY PORTFOLIO

SCHEDULE OF INVESTMENTS

October 31, 2021

Value†
AFFILIATED INVESTMENT COMPANIES — (100.0%)
Investment in The Japanese Small Company Series of The DFA Investment Trust Company	$379,961,001

TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANIES	$379,961,001

Summary of the Portfolio’s Master Fund’s investments as of October 31, 2021, based on their valuation inputs, is located in this report (See Security Valuation Note).

See accompanying Notes to Financial Statements.

45

ASIA PACIFIC SMALL COMPANY PORTFOLIO

SCHEDULE OF INVESTMENTS

October 31, 2021

Value†
AFFILIATED INVESTMENT COMPANIES — (100.0%)
Investment in The Asia Pacific Small Company Series of The DFA Investment Trust Company	$381,648,225

TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANIES	$381,648,225

Summary of the Portfolio’s Master Fund’s investments as of October 31, 2021, based on their valuation inputs, is located in this report (See Security Valuation Note).

See accompanying Notes to Financial Statements.

46

UNITED KINGDOM SMALL COMPANY PORTFOLIO

SCHEDULE OF INVESTMENTS

October 31, 2021

Value†
AFFILIATED INVESTMENT COMPANIES — (100.0%)
Investment in The United Kingdom Small Company Series of The DFA Investment Trust Company	$44,159,149

TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANIES	$44,159,149

Summary of the Portfolio’s Master Fund’s investments as of October 31, 2021, based on their valuation inputs, is located in this report (See Security Valuation Note).

See accompanying Notes to Financial Statements.

47

CONTINENTAL SMALL COMPANY PORTFOLIO

SCHEDULE OF INVESTMENTS

October 31, 2021

Value†
AFFILIATED INVESTMENT COMPANIES — (100.0%)
Investment in The Continental Small Company Series of The DFA Investment Trust Company	$868,047,933

TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANIES	$868,047,933

Summary of the Portfolio’s Master Fund’s investments as of October 31, 2021, based on their valuation inputs, is located in this report (See Security Valuation Note).

See accompanying Notes to Financial Statements.

48

DFA INTERNATIONAL REAL ESTATE SECURITIES PORTFOLIO

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2021

	Shares	Value»	Percentage of Net Assets‡
COMMON STOCKS — (95.0%)
AUSTRALIA — (19.6%)
Charter Hall Group	5,103,518	$66,957,724	1.1%
Dexus	11,937,669	97,922,093	1.6%
Goodman Group	18,809,830	311,432,106	5.2%
GPT Group	21,254,256	82,977,593	1.4%
†† GPT Group	38,018,670	134,418	0.0%
Mirvac Group	43,745,807	93,360,751	1.6%
Scentre Group	57,493,866	131,136,895	2.2%
Stockland	26,479,587	91,273,558	1.5%
Vicinity Centres	42,897,822	56,023,859	0.9%
Other Securities		287,438,324	4.8%

TOTAL AUSTRALIA		1,218,657,321	20.3%

BELGIUM — (3.9%)
Aedifica SA	389,502	51,940,122	0.9%
Cofinimmo SA	314,243	50,698,042	0.8%
Warehouses De Pauw CVA	1,524,898	69,438,532	1.2%
Other Securities		71,261,415	1.2%

TOTAL BELGIUM		243,338,111	4.1%

CANADA — (5.8%)
# Canadian Apartment Properties REIT	923,055	45,071,278	0.8%
Other Securities		311,548,139	5.1%

TOTAL CANADA		356,619,417	5.9%

CHINA — (0.2%)
Other Securities		10,098,158	0.2%

FRANCE — (3.7%)
Covivio	557,125	48,254,803	0.8%
Gecina SA	491,633	68,798,473	1.2%
Klepierre SA	2,234,429	53,193,397	0.9%
Other Securities		59,983,959	0.9%

TOTAL FRANCE		230,230,632	3.8%

GERMANY — (0.7%)
Other Securities		44,088,240	0.7%

HONG KONG — (4.1%)
Link REIT	23,247,323	205,958,230	3.5%
Other Securities		46,113,463	0.7%

TOTAL HONG KONG		252,071,693	4.2%

IRELAND — (0.4%)
Other Securities		23,157,845	0.4%

ITALY — (0.1%)
Other Securities		5,351,126	0.1%

JAPAN — (24.0%)
Activia Properties, Inc.	7,779	31,891,349	0.5%

49

DFA INTERNATIONAL REAL ESTATE SECURITIES PORTFOLIO

CONTINUED

	Shares	Value»	Percentage of Net Assets‡
JAPAN — (Continued)
Advance Residence Investment Corp.	14,540	$47,788,683	0.8%
# Daiwa House REIT Investment Corp.	23,517	67,485,151	1.1%
GLP J-Reit	47,682	77,776,065	1.3%
Industrial & Infrastructure Fund Investment Corp.	21,064	38,621,832	0.6%
Japan Hotel REIT Investment Corp.	52,128	31,480,545	0.5%
Japan Metropolitan Fund Invest	78,535	72,135,891	1.2%
Japan Prime Realty Investment Corp.	9,165	33,616,379	0.6%
Japan Real Estate Investment Corp.	14,050	86,115,725	1.4%
Nippon Building Fund, Inc.	16,723	108,648,387	1.8%
Nippon Prologis REIT, Inc.	23,171	77,391,924	1.3%
Nomura Real Estate Master Fund, Inc.	47,837	71,634,291	1.2%
Orix JREIT, Inc.	29,058	48,210,264	0.8%
# Sekisui House Reit, Inc.	46,502	35,155,170	0.6%
United Urban Investment Corp.	33,229	41,421,902	0.7%
Other Securities		617,628,524	10.4%

TOTAL JAPAN		1,487,002,082	24.8%

MALAYSIA — (0.4%)
Other Securities		27,388,672	0.5%

MEXICO — (1.3%)
Fibra Uno Administracion SA de CV	33,788,024	33,610,780	0.6%
Other Securities		49,038,844	0.8%

TOTAL MEXICO		82,649,624	1.4%

NETHERLANDS — (2.4%)
* Unibail-Rodamco-Westfield (BFYM460)	1,117,588	79,801,027	1.3%
Other Securities		68,911,523	1.2%

TOTAL NETHERLANDS		148,712,550	2.5%

NEW ZEALAND — (1.4%)
Other Securities		85,320,715	1.4%

SINGAPORE — (9.4%)
Ascendas Real Estate Investment Trust	36,985,780	84,713,371	1.4%
CapitaLand Integrated Commercial Trust	52,713,611	83,944,071	1.4%
Frasers Logistics & Commercial Trust	28,518,533	32,112,798	0.5%
# Mapletree Commercial Trust	23,802,806	38,501,573	0.7%
# Mapletree Industrial Trust	21,528,890	43,948,391	0.7%
Mapletree Logistics Trust	33,641,897	50,447,153	0.9%
Other Securities		252,147,248	4.2%

TOTAL SINGAPORE		585,814,605	9.8%

SOUTH AFRICA — (1.6%)
Other Securities		99,204,219	1.7%

SPAIN — (1.3%)
Inmobiliaria Colonial Socimi SA	3,238,453	31,490,561	0.5%
Merlin Properties Socimi SA	4,130,353	44,730,390	0.8%
Other Security		6,047,686	0.1%

TOTAL SPAIN		82,268,637	1.4%

50

DFA INTERNATIONAL REAL ESTATE SECURITIES PORTFOLIO

CONTINUED

	Shares	Value»	Percentage of Net Assets‡
TAIWAN — (0.3%)
Other Securities		$16,362,370	0.3%

TURKEY — (0.2%)
Other Securities		14,687,885	0.2%

UNITED KINGDOM — (14.2%)
Big Yellow Group PLC	1,977,824	39,989,352	0.7%
British Land Co. PLC	9,943,872	67,140,760	1.1%
Derwent London PLC	1,186,768	54,894,880	0.9%
Land Securities Group PLC	7,899,894	74,215,378	1.2%
LondonMetric Property PLC	10,440,495	37,340,880	0.6%
Safestore Holdings PLC	2,716,328	44,652,930	0.7%
Segro PLC	13,385,069	236,574,996	4.0%
Tritax Big Box REIT PLC	20,179,674	62,101,613	1.0%
UNITE Group PLC	3,594,188	53,664,055	0.9%
Other Securities		213,644,130	3.7%

TOTAL UNITED KINGDOM		884,218,974	14.8%
TOTAL COMMON STOCKS		5,897,242,876	98.5%

RIGHTS/WARRANTS — (0.0%)
UNITED KINGDOM — (0.0%)
Other Security		79	0.0%

TOTAL INVESTMENT SECURITIES (Cost $5,055,209,691)		5,897,242,955

		Value†
SECURITIES LENDING COLLATERAL — (5.0%)
@§ The DFA Short Term Investment Fund	26,840,639	310,546,189	5.2%

TOTAL INVESTMENTS—(100.0%) (Cost $5,365,727,338)		$6,207,789,144	103.7%

As of October 31, 2021, DFA International Real Estate Securities Portfolio had entered into the following outstanding futures contracts:

Description	Number of Contracts	Expiration Date	Notional Value	Market Value	Unrealized Appreciation (Depreciation)
Long Position Contracts:
S&P 500® Emini Index	181	12/17/21	$40,192,987	$41,602,850	$1,409,863

Total Futures Contracts			$40,192,987	$41,602,850	$1,409,863

51

DFA INTERNATIONAL REAL ESTATE SECURITIES PORTFOLIO

CONTINUED

Summary of the Portfolio’s investments as of October 31, 2021, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$545,228	$1,217,977,675	$134,418	$1,218,657,321
Belgium	—	243,338,111	—	243,338,111
Canada	356,619,417	—	—	356,619,417
China	—	10,098,158	—	10,098,158
France	—	230,230,632	—	230,230,632
Germany	—	44,088,240	—	44,088,240
Hong Kong	—	252,071,693	—	252,071,693
Ireland	—	23,157,845	—	23,157,845
Italy	—	5,351,126	—	5,351,126
Japan	—	1,487,002,082	—	1,487,002,082
Malaysia	—	27,388,672	—	27,388,672
Mexico	82,649,624	—	—	82,649,624
Netherlands	15,109,381	133,603,169	—	148,712,550
New Zealand	—	85,320,715	—	85,320,715
Singapore	—	585,814,605	—	585,814,605
South Africa	—	99,204,219	—	99,204,219
Spain	—	82,268,637	—	82,268,637
Taiwan	—	16,362,370	—	16,362,370
Turkey	—	14,687,885	—	14,687,885
United Kingdom	—	884,218,974	—	884,218,974
Rights/Warrants
United Kingdom	—	79	—	79
Securities Lending Collateral	—	310,546,189	—	310,546,189
Futures Contracts**	1,409,863	—	—	1,409,863

TOTAL	$456,333,513	$5,752,731,076	$134,418^	$6,209,199,007

**	Valued at the unrealized appreciation/(depreciation) on the investment.
^	A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the reporting period in relation to net assets.

See accompanying Notes to Financial Statements.

52

DFA GLOBAL REAL ESTATE SECURITIES PORTFOLIO

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2021

	Shares	Value»	Percentage of Net Assets‡
COMMON STOCKS — (56.0%)
UNITED STATES — (56.0%)
Alexandria Real Estate Equities, Inc.	588,622	$120,161,295	1.1%
American Campus Communities, Inc.	578,584	31,081,533	0.3%
American Homes 4 Rent, Class A	1,198,179	48,646,084	0.5%
American Tower Corp.	1,814,073	511,514,164	4.9%
Apartment Income REIT Corp.	646,305	34,648,414	0.3%
# AvalonBay Communities, Inc.	595,358	140,909,331	1.3%
# Boston Properties, Inc.	631,669	71,782,865	0.7%
Camden Property Trust	416,002	67,849,926	0.6%
Crown Castle International Corp.	1,756,044	316,614,733	3.0%
CubeSmart	842,810	46,362,978	0.4%
CyrusOne, Inc.	516,104	42,330,850	0.4%
Digital Realty Trust, Inc.	1,067,765	168,503,963	1.6%
Duke Realty Corp.	1,595,075	89,707,018	0.9%
EastGroup Properties, Inc.	168,150	33,256,707	0.3%
Equinix, Inc.	362,611	303,530,790	2.9%
Equity LifeStyle Properties, Inc.	725,843	61,340,992	0.6%
Equity Residential	1,590,294	137,401,402	1.3%
# Essex Property Trust, Inc.	277,372	94,287,064	0.9%
Extra Space Storage, Inc.	562,241	110,969,506	1.1%
Federal Realty Investment Trust	306,103	36,839,496	0.4%
# First Industrial Realty Trust, Inc.	541,190	31,513,494	0.3%
Gaming & Leisure Properties, Inc.	925,101	44,858,148	0.4%
Healthcare Trust of America, Inc., Class A	916,797	30,611,852	0.3%
Healthpeak Properties, Inc.	2,298,884	81,633,371	0.8%
* Host Hotels & Resorts, Inc.	2,961,527	49,842,499	0.5%
Invitation Homes, Inc.	2,420,656	99,852,054	0.9%
# Iron Mountain, Inc.	1,203,218	54,914,870	0.5%
Kimco Realty Corp.	2,552,009	57,675,411	0.5%
Lamar Advertising Co., Class A	362,565	41,042,358	0.4%
Life Storage, Inc.	325,915	43,610,619	0.4%
Medical Properties Trust, Inc.	2,423,399	51,691,101	0.5%
Mid-America Apartment Communities, Inc.	488,169	99,688,894	0.9%
National Retail Properties, Inc.	734,753	33,328,396	0.3%
Prologis, Inc.	3,087,440	447,555,242	4.2%
Public Storage	665,891	221,195,672	2.1%
# Realty Income Corp.	1,593,474	113,821,848	1.1%
Regency Centers Corp.	710,556	50,030,220	0.5%
Rexford Industrial Realty, Inc.	594,593	39,956,650	0.4%
SBA Communications Corp.	465,813	160,859,203	1.5%
Simon Property Group, Inc.	1,393,026	204,189,751	1.9%
# STORE Capital Corp.	1,063,612	36,513,800	0.3%
Sun Communities, Inc.	469,155	91,944,997	0.9%
UDR, Inc.	1,265,344	70,264,552	0.7%
Ventas, Inc.	1,657,835	88,478,673	0.8%
VEREIT, Inc.	967,276	48,653,993	0.5%
# VICI Properties, Inc.	1,061,807	31,164,036	0.3%
# Welltower, Inc.	1,786,156	143,606,942	1.4%
WP Carey, Inc.	761,497	58,719,034	0.6%
Other Securities		1,025,814,639	9.7%

TOTAL UNITED STATES		6,020,771,430	57.1%

TOTAL COMMON STOCKS		6,020,771,430	57.1%

53

DFA GLOBAL REAL ESTATE SECURITIES PORTFOLIO

CONTINUED

	Shares	Value»	Percentage of Net Assets‡
PREFERRED STOCKS — (0.0%)
UNITED STATES — (0.0%)
Other Security		$1,327,734	0.0%

		Value†
AFFILIATED INVESTMENT COMPANIES — (42.0%)
* DFA International Real Estate Securities Portfolio of DFA Investment Dimensions Group, Inc	727,520,729	3,666,704,472	34.8%
DFA Real Estate Securities Portfolio of DFA Investment Dimensions Group, Inc.	17,169,966	839,611,357	8.0%

TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANIES		4,506,315,829	42.8%

TOTAL INVESTMENT SECURITIES (Cost $7,986,961,434)		10,528,414,993

SECURITIES LENDING COLLATERAL — (2.0%)
@§ The DFA Short Term Investment Fund	18,759,320	217,045,336	2.1%

TOTAL INVESTMENTS—(100.0%) (Cost $8,203,997,508)		$10,745,460,329	102.0%

Summary of the Portfolio’s investments as of October 31, 2021, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
United States	$6,020,722,361	$49,069	—	$6,020,771,430
Preferred Stocks
United States	1,327,734	—	—	1,327,734
Affiliated Investment Companies	4,506,315,829	—	—	4,506,315,829
Securities Lending Collateral	—	217,045,336	—	217,045,336

TOTAL	$10,528,365,924	$217,094,405	—	$10,745,460,329

See accompanying Notes to Financial Statements.

54

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2021

	Shares	Value»	Percentage of Net Assets‡
COMMON STOCKS — (96.8%)
AUSTRALIA — (7.8%)
# Bank of Queensland Ltd.	8,692,277	$57,872,526	0.5%
Downer EDI Ltd.	10,150,069	48,529,011	0.4%
# IGO Ltd.	11,106,754	81,332,717	0.6%
OZ Minerals Ltd.	3,084,453	58,672,023	0.5%
Other Securities		759,692,150	5.9%

TOTAL AUSTRALIA		1,006,098,427	7.9%

AUSTRIA — (1.0%)
Other Securities		127,262,202	1.0%

BELGIUM — (1.8%)
Ackermans & van Haaren NV	331,435	56,995,531	0.4%
D’ieteren Group	304,704	52,538,365	0.4%
Other Securities		129,199,361	1.1%

TOTAL BELGIUM		238,733,257	1.9%

CANADA — (10.9%)
# Alamos Gold, Inc., Class A	7,320,411	54,299,752	0.4%
ARC Resources Ltd.	5,961,374	57,176,393	0.5%
# Canadian Western Bank	1,903,542	60,893,041	0.5%
* Home Capital Group, Inc., Class B	1,308,749	42,468,778	0.3%
Linamar Corp.	947,126	52,093,461	0.4%
#* MEG Energy Corp.	5,060,206	45,343,960	0.4%
Tourmaline Oil Corp.	1,682,234	60,800,199	0.5%
TransAlta Corp.	4,562,378	51,168,234	0.4%
# Whitecap Resources, Inc.	6,857,444	41,169,043	0.3%
# Yamana Gold, Inc.	12,036,191	47,265,585	0.4%
Other Securities		902,483,007	7.0%

TOTAL CANADA		1,415,161,453	11.1%

CHINA — (0.0%)
Other Securities		806,719	0.0%

DENMARK — (2.5%)
* Jyske Bank AS	1,162,241	56,702,266	0.4%
Sydbank AS	1,555,575	53,457,498	0.4%
Other Securities		211,307,402	1.7%

TOTAL DENMARK		321,467,166	2.5%

FINLAND — (2.2%)
Cargotec Oyj, Class B	846,300	43,825,174	0.4%
Konecranes Oyj, Class A	1,038,552	43,198,178	0.3%
Other Securities		202,439,039	1.6%

TOTAL FINLAND		289,462,391	2.3%

FRANCE — (4.1%)
* Elis SA	3,022,710	57,393,983	0.5%
Rexel SA	2,914,413	57,927,440	0.5%

55

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO

CONTINUED

	Shares	Value»	Percentage of Net Assets‡
FRANCE — (Continued)
Other Securities		$412,053,956	3.1%

TOTAL FRANCE		527,375,379	4.1%

GERMANY — (6.6%)
Aurubis AG	1,029,677	88,727,111	0.7%
* Commerzbank AG	10,806,353	78,917,487	0.6%
Freenet AG	1,864,258	48,014,410	0.4%
* K+S AG	3,414,677	58,842,642	0.5%
Lanxess AG	1,151,558	77,594,697	0.6%
Other Securities		509,049,380	3.9%

TOTAL GERMANY		861,145,727	6.7%

GREECE — (0.0%)
Other Securities		1,986	0.0%

HONG KONG — (2.3%)
Other Securities		298,086,830	2.3%

IRELAND — (0.3%)
Other Securities		34,253,029	0.3%

ISRAEL — (1.1%)
Other Securities		144,772,065	1.1%

ITALY — (3.7%)
# Banco BPM SpA	22,089,452	68,693,581	0.5%
Unipol Gruppo SpA	10,135,870	58,214,242	0.5%
Other Securities		347,407,845	2.7%

TOTAL ITALY		474,315,668	3.7%

JAPAN — (21.9%)
Other Securities		2,846,865,637	22.3%

NETHERLANDS — (2.7%)
APERAM SA	1,047,061	62,429,558	0.5%
ASR Nederland NV	2,645,910	123,680,962	1.0%
SBM Offshore NV	4,276,666	67,521,170	0.5%
Other Securities		102,713,495	0.8%

TOTAL NETHERLANDS		356,345,185	2.8%

NEW ZEALAND — (0.4%)
Other Securities		46,628,416	0.4%

NORWAY — (0.7%)
Other Securities		96,207,378	0.7%

PORTUGAL — (0.3%)
Other Securities		34,955,180	0.3%

SINGAPORE — (0.9%)
Other Securities		116,403,677	0.9%

56

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO

CONTINUED

	Shares	Value»	Percentage of Net Assets‡
SPAIN — (2.1%)
# Bankinter SA	10,292,835	$56,672,453	0.4%
Other Securities		218,447,235	1.7%

TOTAL SPAIN		275,119,688	2.1%

SWEDEN — (3.4%)
Lindab International AB	1,604,743	52,575,849	0.4%
Other Securities		392,270,937	3.1%

TOTAL SWEDEN		444,846,786	3.5%

SWITZERLAND — (5.3%)
Allreal Holding AG	283,546	59,968,770	0.5%
Helvetia Holding AG	529,875	63,050,268	0.5%
Siegfried Holding AG	64,976	62,496,657	0.5%
Other Securities		503,233,754	3.9%

TOTAL SWITZERLAND		688,749,449	5.4%

UNITED KINGDOM — (14.8%)
Bellway PLC	2,165,422	98,253,559	0.8%
Close Brothers Group PLC	3,165,895	62,363,565	0.5%
Drax Group PLC	6,150,470	44,731,273	0.4%
Grafton Group PLC	5,481,699	100,685,089	0.8%
Man Group PLC	19,186,374	60,940,067	0.5%
* Meggitt PLC	8,865,721	91,022,660	0.7%
Paragon Banking Group PLC	6,577,529	49,308,900	0.4%
* Playtech PLC	4,272,115	40,644,360	0.3%
Redrow PLC	6,678,500	58,802,405	0.5%
Royal Mail PLC	10,200,913	58,806,428	0.5%
Travis Perkins PLC	4,636,653	98,022,794	0.8%
Vesuvius PLC	6,801,719	43,855,831	0.4%
Vistry Group PLC	5,262,888	88,130,772	0.7%
Other Securities		1,029,460,043	7.7%

TOTAL UNITED KINGDOM		1,925,027,746	15.0%

UNITED STATES — (0.0%)
Other Security		1,846,620	0.0%

TOTAL COMMON STOCKS		12,571,938,061	98.3%

PREFERRED STOCKS — (0.2%)
GERMANY — (0.2%)
Other Securities		30,269,615	0.3%

RIGHTS/WARRANTS — (0.0%)
AUSTRIA — (0.0%)
Other Security		503	0.0%

CANADA — (0.0%)
Other Security		39,007	0.0%

NEW ZEALAND — (0.0%)
Other Security		30,165	0.0%

57

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO

CONTINUED

	Shares	Value»	Percentage of Net Assets‡
SINGAPORE — (0.0%)
Other Securities		$17,360	0.0%

SPAIN — (0.0%)
Other Security		10,407	0.0%

TOTAL RIGHTS/WARRANTS		97,442	0.0%

TOTAL INVESTMENT SECURITIES (Cost $10,248,353,766)		12,602,305,118

		Value†
SECURITIES LENDING COLLATERAL — (3.0%)
@§ The DFA Short Term Investment Fund	33,153,941	383,591,098	3.0%

TOTAL INVESTMENTS—(100.0%) (Cost $10,631,897,697)		$12,985,896,216	101.6%

As of October 31, 2021, DFA International Small Cap Value Portfolio had entered into the following outstanding futures contracts:

Description	Number of Contracts	Expiration Date	Notional Value	Market Value	Unrealized Appreciation (Depreciation)
Long Position Contracts:
S&P 500® Emini Index	510	12/17/21	$112,721,849	$117,223,500	$4,501,651
Total Futures Contracts			$112,721,849	$117,223,500	$4,501,651

Summary of the Portfolio’s investments as of October 31, 2021, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	—	$1,006,098,427	—	$1,006,098,427
Austria	—	127,262,202	—	127,262,202
Belgium	$825,516	237,907,741	—	238,733,257
Canada	1,412,654,957	2,506,496	—	1,415,161,453
China	—	806,719	—	806,719
Denmark	—	321,467,166	—	321,467,166
Finland	—	289,462,391	—	289,462,391
France	—	527,375,379	—	527,375,379
Germany	15,404,577	845,741,150	—	861,145,727
Greece	—	—	$1,986	1,986
Hong Kong	—	297,553,804	533,026	298,086,830
Ireland	—	34,253,029	—	34,253,029
Israel	1,517,258	143,254,807	—	144,772,065
Italy	—	474,315,668	—	474,315,668
Japan	18,249,171	2,828,616,466	—	2,846,865,637
Netherlands	—	356,345,185	—	356,345,185
New Zealand	—	46,628,416	—	46,628,416
Norway	—	96,207,378	—	96,207,378
Portugal	—	34,955,180	—	34,955,180

58

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO

CONTINUED

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Singapore	—	$115,028,770	$1,374,907	$116,403,677
Spain	—	275,119,688	—	275,119,688
Sweden	$4,722,188	440,124,598	—	444,846,786
Switzerland	1,311,051	687,438,398	—	688,749,449
United Kingdom	—	1,925,027,746	—	1,925,027,746
United States	1,846,620	—	—	1,846,620
Preferred Stocks
Germany	—	30,269,615	—	30,269,615
Rights/Warrants
Austria	—	503	—	503
Canada	—	39,007	—	39,007
New Zealand	—	30,165	—	30,165
Singapore	—	17,360	—	17,360
Spain	—	10,407	—	10,407
Securities Lending Collateral	—	383,591,098	—	383,591,098
Futures Contracts**	4,501,651	—	—	4,501,651

TOTAL	$1,461,032,989	$11,527,454,959	$1,909,919^	$12,990,397,867

**	Valued at the unrealized appreciation/(depreciation) on the investment.
^	A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the reporting period in relation to net assets.

See accompanying Notes to Financial Statements.

59

INTERNATIONAL VECTOR EQUITY PORTFOLIO

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2021

	Shares	Value»	Percentage of Net Assets‡
COMMON STOCKS — (95.8%)
AUSTRALIA — (6.0%)
National Australia Bank Ltd.	308,973	$6,717,683	0.2%
Westpac Banking Corp.	357,485	6,954,916	0.2%
Other Securities		215,373,029	5.8%

TOTAL AUSTRALIA		229,045,628	6.2%

AUSTRIA — (0.7%)
Other Securities		28,127,457	0.8%

BELGIUM — (1.2%)
Other Securities		43,782,692	1.2%

CANADA — (9.9%)
Bank of Nova Scotia	102,743	6,735,831	0.2%
Canadian Natural Resources Ltd.	218,739	9,298,595	0.3%
Royal Bank of Canada	73,948	7,697,141	0.2%
Suncor Energy, Inc.	242,441	6,376,198	0.2%
Tourmaline Oil Corp.	211,983	7,661,603	0.2%
Other Securities		341,427,029	9.1%

TOTAL CANADA		379,196,397	10.2%

CHINA — (0.0%)
Other Securities		248,576	0.0%

DENMARK — (2.4%)
Novo Nordisk AS, Class B	58,933	6,462,290	0.2%
# Pandora AS	42,629	5,965,313	0.2%
Other Securities		78,578,314	2.0%

TOTAL DENMARK		91,005,917	2.4%

FINLAND — (1.7%)
Other Securities		64,132,489	1.7%

FRANCE — (7.2%)
Arkema SA	56,478	7,725,851	0.2%
# BNP Paribas SA	106,510	7,129,482	0.2%
Carrefour SA	467,430	8,462,285	0.2%
Cie de Saint-Gobain	85,238	5,882,490	0.2%
Cie Generale des Etablissements Michelin SCA	51,511	8,098,427	0.2%
Engie SA	450,025	6,401,672	0.2%
# Orange SA	1,316,569	14,357,118	0.4%
TotalEnergies SE	308,861	15,466,199	0.4%
Other Securities		201,686,521	5.4%

TOTAL FRANCE		275,210,045	7.4%

GERMANY — (6.1%)
Allianz SE	36,861	8,559,505	0.2%
Bayerische Motoren Werke AG	59,479	6,009,520	0.2%
* Commerzbank AG	883,755	6,453,954	0.2%
Daimler AG	163,910	16,270,103	0.5%
KION Group AG	61,526	6,720,408	0.2%

60

INTERNATIONAL VECTOR EQUITY PORTFOLIO

CONTINUED

		Shares	Value»	Percentage of Net Assets‡
	GERMANY — (Continued)
	Other Securities		$190,211,492	5.0%

	TOTAL GERMANY		234,224,982	6.3%

	HONG KONG — (2.2%)
	Other Securities		83,786,185	2.3%

	IRELAND — (0.8%)
#	CRH PLC, Sponsored ADR	242,922	11,645,681	0.3%
	Other Securities		18,814,777	0.5%

	TOTAL IRELAND		30,460,458	0.8%

	ISRAEL — (1.1%)
	Other Securities		40,476,578	1.1%

	ITALY — (2.6%)
	UniCredit SpA	476,352	6,297,103	0.2%
	Other Securities		92,977,039	2.5%

	TOTAL ITALY		99,274,142	2.7%

	JAPAN — (22.8%)
	ENEOS Holdings, Inc.	1,499,070	6,044,624	0.2%
	Mitsubishi UFJ Financial Group, Inc.	1,117,000	6,125,063	0.2%
	SoftBank Group Corp.	189,600	10,264,444	0.3%
	Sony Group Corp., Sponsored ADR	54,920	6,359,187	0.2%
	Toyota Motor Corp.	430,090	7,588,575	0.2%
#	Toyota Motor Corp., Sponsored ADR	34,806	6,145,695	0.2%
	Other Securities		825,746,654	22.1%

	TOTAL JAPAN		868,274,242	23.4%

	NETHERLANDS — (4.0%)
#	Aegon NV	1,281,817	6,501,745	0.2%
	ASML Holding NV	9,650	7,844,024	0.2%
	ASR Nederland NV	149,446	6,985,735	0.2%
	Koninklijke Ahold Delhaize NV	417,882	13,594,727	0.4%
	Randstad NV	97,050	6,972,790	0.2%
Ω	Signify NV	139,981	6,782,973	0.2%
	Stellantis NV	684,296	13,663,295	0.4%
	Other Securities		92,009,344	2.4%

	TOTAL NETHERLANDS		154,354,633	4.2%

	NEW ZEALAND — (0.5%)
	Other Securities		18,848,422	0.5%

	NORWAY — (0.9%)
	Other Securities		34,154,176	0.9%

	PORTUGAL — (0.3%)
	Other Securities		9,398,212	0.3%

	SINGAPORE — (0.8%)
	Other Securities		31,551,712	0.8%

61

INTERNATIONAL VECTOR EQUITY PORTFOLIO

CONTINUED

	Shares	Value»	Percentage of Net Assets‡
SPAIN — (2.0%)
# Banco Santander SA	1,654,793	$6,276,767	0.2%
Other Securities		68,632,226	1.8%

TOTAL SPAIN		74,908,993	2.0%

SWEDEN — (3.5%)
Other Securities		134,529,860	3.6%

SWITZERLAND — (7.2%)
Georg Fischer AG	4,182	6,327,583	0.2%
Julius Baer Group Ltd.	127,245	9,203,895	0.3%
Nestle SA	126,847	16,732,029	0.5%
Swiss Life Holding AG	11,301	6,199,347	0.2%
Swisscom AG	15,415	8,393,842	0.2%
Zurich Insurance Group AG	14,535	6,442,211	0.2%
Other Securities		222,040,181	5.8%

TOTAL SWITZERLAND		275,339,088	7.4%

UNITED KINGDOM — (11.9%)
BP PLC	2,030,060	9,725,815	0.3%
* BT Group PLC	3,604,399	6,847,741	0.2%
HSBC Holdings PLC, Sponsored ADR	320,826	9,647,238	0.3%
Kingfisher PLC	1,314,662	6,033,761	0.2%
Royal Dutch Shell PLC, Sponsored ADR, Class B	311,988	14,301,530	0.4%
Other Securities		407,199,866	10.8%

TOTAL UNITED KINGDOM		453,755,951	12.2%

UNITED STATES — (0.0%)
Other Securities		772,717	0.0%

TOTAL COMMON STOCKS		3,654,859,552	98.4%

PREFERRED STOCKS — (0.5%)
GERMANY — (0.5%)
Volkswagen AG	30,000	6,732,942	0.2%
Other Securities		12,861,997	0.3%

TOTAL GERMANY		19,594,939	0.5%

RIGHTS/WARRANTS — (0.0%)
AUSTRIA — (0.0%)
Other Securities		1,803	0.0%

CANADA — (0.0%)
Other Securities		149,605	0.0%

HONG KONG — (0.0%)
Other Security		362	0.0%

NEW ZEALAND — (0.0%)
Other Security		4,499	0.0%

PORTUGAL — (0.0%)
Other Security		1,564	0.0%

62

INTERNATIONAL VECTOR EQUITY PORTFOLIO

CONTINUED

	Shares	Value»	Percentage of Net Assets‡
SPAIN — (0.0%)
Other Security		$82,748	0.0%

TOTAL RIGHTS/WARRANTS		240,581	0.0%

TOTAL INVESTMENT SECURITIES (Cost $2,695,410,139)		3,674,695,072

		Value†
SECURITIES LENDING COLLATERAL — (3.7%)
@§ The DFA Short Term Investment Fund	12,358,512	142,987,985	3.8%

TOTAL INVESTMENTS—(100.0%) (Cost $2,838,377,627)		$3,817,683,057	102.7%

As of October 31, 2021, International Vector Equity Portfolio had entered into the following outstanding futures contracts:

Description	Number of Contracts	Expiration Date	Notional Value	Market Value	Unrealized Appreciation (Depreciation)
Long Position Contracts:
S&P 500® Emini Index	78	12/17/21	$17,102,224	$17,928,300	$826,076

Total Futures Contracts			$17,102,224	$17,928,300	$826,076

Summary of the Portfolio’s investments as of October 31, 2021, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$235,357	$228,810,221	$50	$229,045,628
Austria	—	28,127,457	—	28,127,457
Belgium	1,989,595	41,793,097	—	43,782,692
Canada	377,787,675	1,408,722	—	379,196,397
China	—	248,576	—	248,576
Denmark	—	91,005,917	—	91,005,917
Finland	—	64,132,489	—	64,132,489
France	351,761	274,856,393	1,891	275,210,045
Germany	8,560,250	225,664,732	—	234,224,982
Hong Kong	117,300	83,579,229	89,656	83,786,185
Ireland	11,645,681	18,814,777	—	30,460,458
Israel	3,121,274	37,355,304	—	40,476,578
Italy	1,153,965	98,120,177	—	99,274,142
Japan	17,470,956	850,803,286	—	868,274,242
Netherlands	17,090,712	137,263,921	—	154,354,633
New Zealand	10,554	18,837,868	—	18,848,422
Norway	45,021	34,109,155	—	34,154,176
Portugal	—	9,398,212	—	9,398,212
Singapore	334,947	31,154,416	62,349	31,551,712
Spain	3,623,676	71,285,317	—	74,908,993
Sweden	372,233	134,157,627	—	134,529,860
Switzerland	16,241,831	259,097,257	—	275,339,088

63

INTERNATIONAL VECTOR EQUITY PORTFOLIO

CONTINUED

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
United Kingdom	$57,737,822	$396,018,129	—	$453,755,951
United States	575,239	197,478	—	772,717
Preferred Stocks
Germany	—	19,594,939	—	19,594,939
Rights/Warrants
Austria	—	1,803	—	1,803
Canada	—	149,605	—	149,605
Hong Kong	—	362	—	362
New Zealand	—	4,499	—	4,499
Portugal	—	1,564	—	1,564
Spain	—	82,748	—	82,748
Securities Lending Collateral	—	142,987,985	—	142,987,985
Futures Contracts**	826,076	—	—	826,076

TOTAL	$519,291,925	$3,299,063,262	$153,946^	$3,818,509,133

**	Valued at the unrealized appreciation/(depreciation) on the investment
^	A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the reporting period in relation to net assets.

See accompanying Notes to Financial Statements.

64

INTERNATIONAL HIGH RELATIVE PROFITABILITY PORTFOLIO

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2021

	Shares	Value»	Percentage of Net Assets‡
COMMON STOCKS — (95.1%)
AUSTRALIA — (6.0%)
# BHP Group Ltd., Sponsored ADR	261,477	$14,339,399	0.7%
CSL Ltd.	93,279	21,224,731	1.0%
Wesfarmers Ltd.	252,587	10,928,358	0.5%
Other Securities		89,562,204	4.0%

TOTAL AUSTRALIA		136,054,692	6.2%

AUSTRIA — (0.1%)
Other Securities		3,304,905	0.2%

BELGIUM — (0.7%)
Other Securities		15,930,310	0.7%

CANADA — (9.6%)
Canadian National Railway Co.	103,129	13,706,091	0.6%
Constellation Software, Inc.	6,141	10,792,351	0.5%
National Bank of Canada	138,986	11,506,549	0.5%
Royal Bank of Canada	185,318	19,289,484	0.9%
Royal Bank of Canada	64,164	6,673,698	0.3%
TC Energy Corp.	200,669	10,855,518	0.5%
Other Securities		144,179,424	6.6%

TOTAL CANADA		217,003,115	9.9%

DENMARK — (2.7%)
Novo Nordisk AS, Class B	490,008	53,731,758	2.4%
Other Securities		7,642,730	0.4%

TOTAL DENMARK		61,374,488	2.8%

FINLAND — (0.9%)
Other Securities		20,021,880	0.9%

FRANCE — (9.1%)
Air Liquide SA	66,793	11,151,605	0.5%
* Airbus SE	114,996	14,751,919	0.7%
Capgemini SE	55,952	13,045,927	0.6%
Kering SA	17,329	13,006,013	0.6%
Legrand SA	107,350	11,710,814	0.5%
LVMH Moet Hennessy Louis Vuitton SE	59,150	46,380,786	2.1%
Other Securities		96,011,168	4.4%

TOTAL FRANCE		206,058,232	9.4%

GERMANY — (7.1%)
Bayer AG	204,634	11,532,692	0.5%
Daimler AG	196,327	19,487,892	0.9%
Deutsche Post AG	218,448	13,523,455	0.6%
Deutsche Telekom AG	837,113	15,567,916	0.7%
E.ON SE	886,740	11,243,686	0.5%
Other Securities		88,913,803	4.1%

TOTAL GERMANY		160,269,444	7.3%

65

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CONTINUED

	Shares	Value»	Percentage of Net Assets‡
HONG KONG — (2.3%)
Hong Kong Exchanges & Clearing Ltd.	293,437	$17,677,145	0.8%
Techtronic Industries Co. Ltd.	571,500	11,741,611	0.5%
Other Securities		22,099,748	1.1%

TOTAL HONG KONG		51,518,504	2.4%

IRELAND — (0.6%)
Other Securities		13,209,635	0.6%

ISRAEL — (0.4%)
Other Securities		9,746,523	0.4%

ITALY — (1.7%)
Other Securities		39,537,219	1.8%

JAPAN — (20.7%)
Daikin Industries Ltd.	49,600	10,863,132	0.5%
Hitachi Ltd.	263,500	15,184,066	0.7%
Hoya Corp.	78,800	11,600,027	0.5%
KDDI Corp.	456,200	13,950,588	0.6%
Nintendo Co. Ltd.	25,600	11,306,418	0.5%
Recruit Holdings Co. Ltd.	234,200	15,578,749	0.7%
SoftBank Group Corp.	427,500	23,143,722	1.1%
Sony Group Corp.	328,700	38,062,239	1.7%
Tokyo Electron Ltd.	33,900	15,798,515	0.7%
Other Securities		314,033,352	14.5%

TOTAL JAPAN		469,520,808	21.5%

NETHERLANDS — (4.5%)
ASML Holding NV	14,189	11,534,233	0.5%
ASML Holding NV	52,224	42,451,845	2.0%
Koninklijke Ahold Delhaize NV	441,808	14,373,098	0.7%
Wolters Kluwer NV	135,723	14,212,699	0.7%
Other Securities		19,962,958	0.8%

TOTAL NETHERLANDS		102,534,833	4.7%

NEW ZEALAND — (0.2%)
Other Securities		5,796,298	0.3%

NORWAY — (0.7%)
Other Securities		16,637,032	0.8%

PORTUGAL — (0.1%)
Other Security		1,495,116	0.1%

SINGAPORE — (0.8%)
Other Securities		17,435,745	0.8%

SPAIN — (1.8%)
Iberdrola SA	961,878	11,368,609	0.5%
Other Securities		29,892,893	1.4%

TOTAL SPAIN		41,261,502	1.9%

66

INTERNATIONAL HIGH RELATIVE PROFITABILITY PORTFOLIO

CONTINUED

			Percentage
	Shares	Value»	of Net Assets‡
SWEDEN — (2.8%)
Other Securities		$63,574,460	2.9%

SWITZERLAND — (8.9%)
Geberit AG	14,079	10,995,031	0.5%
# Givaudan SA	2,412	11,365,189	0.5%
Nestle SA	290,751	38,352,143	1.7%
Partners Group Holding AG	7,501	13,103,903	0.6%
Roche Holding AG	8,192	3,523,567	0.2%
Roche Holding AG	183,630	71,137,153	3.3%
Sika AG	36,778	12,459,637	0.6%
Other Securities		41,007,174	1.9%

TOTAL SWITZERLAND		201,943,797	9.3%

UNITED KINGDOM — (13.4%)
Ashtead Group PLC	224,550	18,819,564	0.9%
AstraZeneca PLC	67,346	8,425,072	0.4%
AstraZeneca PLC, Sponsored ADR	411,126	25,646,040	1.2%
BAE Systems PLC	1,647,985	12,426,073	0.6%
Diageo PLC	80,730	4,016,454	0.2%
Diageo PLC, Sponsored ADR	106,135	21,191,975	1.0%
Ferguson PLC	94,077	14,155,179	0.6%
# Rio Tinto PLC, Sponsored ADR	251,488	15,911,646	0.7%
SSE PLC	501,447	11,292,383	0.5%
Unilever PLC	48,760	2,610,702	0.1%
Unilever PLC	62,170	3,328,181	0.2%
Unilever PLC, Sponsored ADR	508,666	27,254,324	1.2%
Other Securities		138,375,077	6.3%

TOTAL UNITED KINGDOM		303,452,670	13.9%

TOTAL COMMON STOCKS		2,157,681,208	98.8%

PREFERRED STOCKS — (0.7%)
GERMANY — (0.7%)
Other Securities		16,278,674	0.8%

TOTAL INVESTMENT SECURITIES (Cost $1,682,823,541)		2,173,959,882

		Value†
SECURITIES LENDING COLLATERAL — (4.2%)
@§ The DFA Short Term Investment Fund	8,322,937	96,296,385	4.4%

TOTAL INVESTMENTS—(100.0%) (Cost $1,779,114,946)		$2,270,256,267	104.0%

67

INTERNATIONAL HIGH RELATIVE PROFITABILITY PORTFOLIO

CONTINUED

Summary of the Portfolio’s investments as of October 31, 2021, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$14,339,399	$121,715,293	—	$136,054,692
Austria	—	3,304,905	—	3,304,905
Belgium	—	15,930,310	—	15,930,310
Canada	217,003,115	—	—	217,003,115
Denmark	—	61,374,488	—	61,374,488
Finland	744,131	19,277,749	—	20,021,880
France	2,455,556	203,602,676	—	206,058,232
Germany	436,098	159,833,346	—	160,269,444
Hong Kong	—	51,518,504	—	51,518,504
Ireland	4,037,123	9,172,512	—	13,209,635
Israel	3,274,027	6,472,496	—	9,746,523
Italy	4,326,692	35,210,527	—	39,537,219
Japan	—	469,520,808	—	469,520,808
Netherlands	42,451,845	60,082,988	—	102,534,833
New Zealand	—	5,796,298	—	5,796,298
Norway	—	16,637,032	—	16,637,032
Portugal	—	1,495,116	—	1,495,116
Singapore	—	17,435,745	—	17,435,745
Spain	—	41,261,502	—	41,261,502
Sweden	—	63,574,460	—	63,574,460
Switzerland	5,763,361	196,180,436	—	201,943,797
United Kingdom	105,766,135	197,686,535	—	303,452,670
Preferred Stocks
Germany	—	16,278,674	—	16,278,674
Securities Lending Collateral	—	96,296,385	—	96,296,385

TOTAL	$400,597,482	$1,869,658,785	—	$2,270,256,267

See accompanying Notes to Financial Statements.

68

WORLD EX U.S. VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS

October 31, 2021

	Shares	Value†
AFFILIATED INVESTMENT COMPANIES — (100.0%)
Investment in The DFA International Value Series of The DFA Investment Trust Company		$186,926,657
Investment in Dimensional Emerging Markets Value Fund		94,194,508
Investment in DFA International Small Cap Value Portfolio of DFA Investment Dimensions Group Inc.	1,238,231	27,414,434

TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANIES (Cost $259,828,811)		$308,535,599

Summary of the Portfolio’s investments as of October 31, 2021, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Affiliated Investment Companies	$308,535,599	—	—	$308,535,599

TOTAL	$308,535,599	—	—	$308,535,599

See accompanying Notes to Financial Statements.

69

WORLD EX U.S. CORE EQUITY PORTFOLIO

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2021

	Shares	Value»	Percentage of Net Assets‡
COMMON STOCKS — (95.9%)
AUSTRALIA — (4.2%)
# BHP Group Ltd.	352,621	$9,685,435	0.3%
Commonwealth Bank of Australia	87,813	6,960,251	0.2%
CSL Ltd.	28,867	6,568,405	0.2%
Other Securities		151,335,210	3.6%

TOTAL AUSTRALIA		174,549,301	4.3%

AUSTRIA — (0.4%)
Other Securities		16,069,401	0.4%

BELGIUM — (0.7%)
Other Securities		30,014,556	0.7%

BRAZIL — (1.0%)
Vale SA	628,010	7,968,353	0.2%
Other Securities		34,429,696	0.8%

TOTAL BRAZIL		42,398,049	1.0%

CANADA — (7.2%)
Bank of Montreal	65,266	7,082,014	0.2%
Canadian Natural Resources Ltd.	164,318	6,983,781	0.2%
Canadian Natural Resources Ltd.	155,586	6,613,961	0.2%
Magna International, Inc.	87,254	7,093,750	0.2%
National Bank of Canada	93,086	7,706,522	0.2%
# Royal Bank of Canada	120,786	12,572,441	0.3%
Royal Bank of Canada	97,598	10,151,168	0.3%
# Toronto-Dominion Bank	89,325	6,476,956	0.2%
Other Securities		236,312,112	5.6%

TOTAL CANADA		300,992,705	7.4%

CHILE — (0.1%)
Other Securities		4,449,703	0.1%

CHINA — (9.1%)
* Alibaba Group Holding Ltd., Sponsored ADR	44,024	7,261,319	0.2%
China Construction Bank Corp., Class H	10,898,000	7,416,968	0.2%
Ping An Insurance Group Co. of China Ltd., Class H	908,000	6,503,758	0.2%
Tencent Holdings Ltd.	442,200	26,898,934	0.7%
Other Securities		331,912,367	8.0%

TOTAL CHINA		379,993,346	9.3%

COLOMBIA — (0.1%)
Other Securities		2,328,978	0.1%

CZECH REPUBLIC — (0.0%)
Other Securities		1,213,913	0.0%

DENMARK — (1.6%)
Novo Nordisk AS, Class B	144,089	15,800,059	0.4%
Other Securities		51,971,890	1.3%

TOTAL DENMARK		67,771,949	1.7%

70

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CONTINUED

	Shares	Value»	Percentage of Net Assets‡
EGYPT — (0.0%)
Other Securities		$260,407	0.0%

FINLAND — (1.1%)
Other Securities		46,026,912	1.1%

FRANCE — (5.3%)
LVMH Moet Hennessy Louis Vuitton SE	21,810	17,101,690	0.4%
TotalEnergies SE	176,070	8,816,696	0.2%
Vinci SA	66,251	7,082,907	0.2%
Other Securities		188,380,663	4.6%

TOTAL FRANCE		221,381,956	5.4%

GERMANY — (4.4%)
Bayerische Motoren Werke AG	72,976	7,373,203	0.2%
Daimler AG	116,609	11,574,891	0.3%
Deutsche Telekom AG	371,759	6,913,658	0.2%
Other Securities		156,515,437	3.8%

TOTAL GERMANY		182,377,189	4.5%

GREECE — (0.1%)
Other Securities		2,353,597	0.1%

HONG KONG — (1.5%)
AIA Group Ltd.	608,200	6,816,103	0.2%
Other Securities		56,280,980	1.3%

TOTAL HONG KONG		63,097,083	1.5%

HUNGARY — (0.1%)
Other Securities		3,161,564	0.1%

INDIA — (4.3%)
Infosys Ltd.	347,300	7,787,308	0.2%
Reliance Industries Ltd.	235,961	8,019,213	0.2%
Other Securities		166,007,354	4.0%

TOTAL INDIA		181,813,875	4.4%

INDONESIA — (0.5%)
Other Securities		19,227,175	0.5%

IRELAND — (0.6%)
CRH PLC, Sponsored ADR	218,452	10,472,589	0.3%
Other Securities		15,784,034	0.3%

TOTAL IRELAND		26,256,623	0.6%

ISRAEL — (0.6%)
Other Securities		25,711,150	0.6%

ITALY — (1.8%)
Other Securities		74,742,658	1.8%

JAPAN — (14.5%)
SoftBank Group Corp.	157,844	8,545,258	0.2%

71

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CONTINUED

	Shares	Value»	Percentage of Net Assets‡
JAPAN — (Continued)
Sony Group Corp.	104,000	$12,042,814	0.3%
Toyota Motor Corp.	1,130,315	19,943,453	0.5%
Other Securities		564,955,502	13.8%

TOTAL JAPAN		605,487,027	14.8%

MALAYSIA — (0.5%)
Other Securities		22,509,416	0.5%

MEXICO — (0.6%)
Other Securities		27,022,855	0.7%

NETHERLANDS — (2.6%)
ASML Holding NV	20,610	16,753,457	0.4%
Koninklijke Ahold Delhaize NV	261,210	8,497,794	0.2%
Stellantis NV	444,798	8,881,266	0.2%
Other Securities		75,007,080	1.9%

TOTAL NETHERLANDS		109,139,597	2.7%

NEW ZEALAND — (0.3%)
Other Securities		14,483,709	0.3%

NORWAY — (0.7%)
Other Securities		27,941,992	0.7%

PERU — (0.0%)
Other Securities		282,164	0.0%

PHILIPPINES — (0.2%)
Other Securities		10,411,825	0.2%

POLAND — (0.3%)
Other Securities		12,195,746	0.3%

PORTUGAL — (0.1%)
Other Securities		5,437,389	0.1%

QATAR — (0.1%)
Other Securities		6,173,656	0.1%

RUSSIA — (0.3%)
Other Securities		10,829,184	0.3%

SAUDI ARABIA — (0.8%)
Other Securities		35,528,203	0.9%

SINGAPORE — (0.6%)
Other Securities		24,238,196	0.6%

SOUTH AFRICA — (1.6%)
Other Securities		65,849,684	1.6%

SOUTH KOREA — (4.3%)
Samsung Electronics Co. Ltd.	661,530	39,607,861	1.0%
SK Hynix, Inc.	79,671	7,023,044	0.2%

72

WORLD EX U.S. CORE EQUITY PORTFOLIO

CONTINUED

			Percentage
	Shares	Value»	of Net Assets‡
SOUTH KOREA — (Continued)
Other Securities		$132,948,484	3.2%

TOTAL SOUTH KOREA		179,579,389	4.4%

SPAIN — (1.3%)
Iberdrola SA	581,973	6,878,441	0.2%
Other Securities		45,927,278	1.1%

TOTAL SPAIN		52,805,719	1.3%

SWEDEN — (2.3%)
Volvo AB, Class B	272,897	6,363,726	0.2%
Other Securities		91,247,321	2.2%

TOTAL SWEDEN		97,611,047	2.4%

SWITZERLAND — (5.0%)
Nestle SA	285,492	37,658,443	0.9%
Novartis AG	100,236	8,290,790	0.2%
Roche Holding AG	58,789	22,774,504	0.6%
Sika AG	19,260	6,524,895	0.2%
Other Securities		131,916,854	3.2%

TOTAL SWITZERLAND		207,165,486	5.1%

TAIWAN — (5.4%)
Taiwan Semiconductor Manufacturing Co. Ltd.	1,170,000	24,827,739	0.6%
Taiwan Semiconductor Manufacturing Co. Ltd., Sponsored ADR	129,369	14,709,255	0.4%
Other Securities		186,023,734	4.5%

TOTAL TAIWAN		225,560,728	5.5%

THAILAND — (0.6%)
Other Securities		27,137,999	0.7%

TURKEY — (0.2%)
Other Securities		7,084,237	0.2%

UNITED ARAB EMIRATES — (0.2%)
Other Securities		6,426,386	0.2%

UNITED KINGDOM — (8.7%)
Ashtead Group PLC	76,598	6,419,688	0.2%
AstraZeneca PLC, Sponsored ADR	149,455	9,323,003	0.2%
BP PLC, Sponsored ADR	305,930	8,807,725	0.2%
HSBC Holdings PLC, Sponsored ADR	230,666	6,936,127	0.2%
# Rio Tinto PLC, Sponsored ADR	172,914	10,940,269	0.3%
Royal Dutch Shell PLC, Sponsored ADR, Class B	341,272	15,643,908	0.4%
Unilever PLC, Sponsored ADR	123,174	6,599,663	0.2%
Other Securities		298,729,185	7.2%

TOTAL UNITED KINGDOM		363,399,568	8.9%

UNITED STATES — (0.0%)
Other Securities		908,535	0.0%

TOTAL COMMON STOCKS		4,011,401,827	98.1%

73

WORLD EX U.S. CORE EQUITY PORTFOLIO

CONTINUED

			Percentage
	Shares	Value»	of Net Assets‡
PREFERRED STOCKS — (0.6%)
BRAZIL — (0.2%)
Other Securities		$10,076,015	0.3%

CHILE — (0.0%)
Other Securities		196,528	0.0%

COLOMBIA — (0.0%)
Other Securities		309,579	0.0%

GERMANY — (0.4%)
Other Securities		17,118,576	0.4%

PHILIPPINES — (0.0%)
Other Security		48,159	0.0%

SOUTH KOREA — (0.0%)
Other Securities		40,073	0.0%

THAILAND — (0.0%)
Other Security		146,079	0.0%

TOTAL PREFERRED STOCKS		27,935,009	0.7%

RIGHTS/WARRANTS — (0.0%)
AUSTRIA — (0.0%)
Other Securities		348	0.0%

CANADA — (0.0%)
Other Security		52,504	0.0%

HONG KONG — (0.0%)
Other Security		304	0.0%

NEW ZEALAND — (0.0%)
Other Security		1,054	0.0%

SOUTH KOREA — (0.0%)
Other Security		403	0.0%

SPAIN — (0.0%)
Other Security		65,085	0.0%

TAIWAN — (0.0%)
Other Securities		2,200	0.0%

THAILAND — (0.0%)
Other Securities		112,544	0.0%

TOTAL RIGHTS/WARRANTS		234,442	0.0%

TOTAL INVESTMENT SECURITIES (Cost $3,030,242,478)		4,039,571,278

74

WORLD EX U.S. CORE EQUITY PORTFOLIO

CONTINUED

			Percentage
	Shares	Value†	of Net Assets‡
SECURITIES LENDING COLLATERAL — (3.5%)
@§ The DFA Short Term Investment Fund	12,493,822	$144,553,518	3.5%

TOTAL INVESTMENTS—(100.0%) (Cost $3,174,772,909)		$4,184,124,796	102.3%

As of October 31, 2021, World ex U.S. Core Equity Portfolio had entered into the following outstanding futures contracts:

Description	Number of Contracts	Expiration Date	Notional Value	Market Value	Unrealized Appreciation (Depreciation)
Long Position Contracts:
S&P 500® Emini Index	158	12/17/21	$35,282,412	$36,316,300	$1,033,888

Total Futures Contracts			$35,282,412	$36,316,300	$1,033,888

Summary of the Portfolio’s investments as of October 31, 2021, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$932,297	$173,617,004	—	$174,549,301
Austria	—	16,069,401	—	16,069,401
Belgium	305,632	29,708,924	—	30,014,556
Brazil	42,398,049	—	—	42,398,049
Canada	300,295,695	697,010	—	300,992,705
Chile	949,520	3,500,183	—	4,449,703
China	35,900,636	342,341,550	$1,751,160	379,993,346
Colombia	2,328,978	—	—	2,328,978
Czech Republic	—	1,213,913	—	1,213,913
Denmark	—	67,771,949	—	67,771,949
Egypt	121,360	139,047	—	260,407
Finland	—	46,026,912	—	46,026,912
France	552,196	220,827,504	2,256	221,381,956
Germany	1,589,887	180,787,302	—	182,377,189
Greece	—	2,352,157	1,440	2,353,597
Hong Kong	623,146	62,411,909	62,028	63,097,083
Hungary	—	3,161,564	—	3,161,564
India	3,431,397	178,382,005	473	181,813,875
Indonesia	166,221	18,948,801	112,153	19,227,175
Ireland	10,472,589	15,784,034	—	26,256,623
Israel	2,125,667	23,585,483	—	25,711,150
Italy	659,759	74,082,899	—	74,742,658
Japan	4,432,921	601,054,106	—	605,487,027
Malaysia	—	22,509,237	179	22,509,416
Mexico	26,892,787	129,870	198	27,022,855
Netherlands	18,193,004	90,946,593	—	109,139,597
New Zealand	—	14,483,709	—	14,483,709
Norway	188,284	27,753,708	—	27,941,992
Peru	281,575	589	—	282,164
Philippines	27,536	10,384,289	—	10,411,825
Poland	—	12,195,746	—	12,195,746

75

WORLD EX U.S. CORE EQUITY PORTFOLIO

CONTINUED

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Portugal	—	$5,437,389	—	$5,437,389
Qatar	—	6,173,656	—	6,173,656
Russia	$4,840,114	5,989,070	—	10,829,184
Saudi Arabia	52,343	35,475,860	—	35,528,203
Singapore	412,749	23,782,381	$43,066	24,238,196
South Africa	8,360,502	57,489,182	—	65,849,684
South Korea	778,135	178,742,201	59,053	179,579,389
Spain	642,129	52,163,590	—	52,805,719
Sweden	138,422	97,472,625	—	97,611,047
Switzerland	9,164,251	198,001,235	—	207,165,486
Taiwan	14,904,075	210,647,008	9,645	225,560,728
Thailand	27,137,999	—	—	27,137,999
Turkey	—	7,084,237	—	7,084,237
United Arab Emirates	—	6,424,573	1,813	6,426,386
United Kingdom	84,487,086	278,912,482	—	363,399,568
United States	812,227	96,308	—	908,535
Preferred Stocks
Brazil	10,076,015	—	—	10,076,015
Chile	—	196,528	—	196,528
Colombia	309,579	—	—	309,579
Germany	—	17,118,576	—	17,118,576
Philippines	—	48,159	—	48,159
South Korea	—	40,073	—	40,073
Thailand	146,079	—	—	146,079
Rights/Warrants
Austria	—	348	—	348
Canada .	—	52,504	—	52,504
Hong Kong	—	304	—	304
New Zealand	—	1,054	—	1,054
South Korea	—	403	—	403
Spain	—	65,085	—	65,085
Taiwan	—	2,200	—	2,200
Thailand	—	112,544	—	112,544
Securities Lending Collateral	—	144,553,518	—	144,553,518
Futures Contracts**	1,033,888	—	—	1,033,888

TOTAL	$616,164,729	$3,566,950,491	$2,043,464^	$4,185,158,684

**	Valued at the unrealized appreciation/(depreciation) on the investment.
^	A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the reporting period in relation to net assets.

See accompanying Notes to Financial Statements.

76

WORLD CORE EQUITY PORTFOLIO

SCHEDULE OF INVESTMENTS

October 31, 2021

	Shares	Value†
AFFILIATED INVESTMENT COMPANIES — (100.0%)
Investment in U.S. Core Equity 1 Portfolio of DFA Investment Dimensions Group, Inc.	17,742,691	$643,172,559
Investment in International Core Equity Portfolio of DFA Investment Dimensions Group, Inc.	19,309,539	315,517,875
Investment in Emerging Markets Core Equity Portfolio of DFA Investment Dimensions Group, Inc.	5,209,080	131,060,446

TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANIES (Cost $682,661,848)		$1,089,750,880

Summary of the Portfolio’s investments as of October 31, 2021, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Affiliated Investment Companies	$1,089,750,880	—	—	$1,089,750,880

TOTAL	$1,089,750,880	—	—	$1,089,750,880

See accompanying Notes to Financial Statements.

77

SELECTIVELY HEDGED GLOBAL EQUITY PORTFOLIO

SCHEDULE OF INVESTMENTS

October 31, 2021

	Shares	Value†
AFFILIATED INVESTMENT COMPANIES — (100.0%)
Investment in U.S. Core Equity 2 Portfolio of DFA Investment Dimensions Group, Inc.	5,644,718	$187,178,852
Investment in International Core Equity Portfolio of DFA Investment Dimensions Group, Inc.	5,747,864	93,920,091
Investment in Emerging Markets Core Equity Portfolio of DFA Investment Dimensions Group, Inc.	2,498,237	62,855,657

TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANIES (Cost $190,773,800)		$343,954,600

As of October 31, 2021, Selectively Hedged Global Equity Portfolio had entered into the following forward currency contracts and the net unrealized forward currency gain (loss) is reflected in the accompanying financial statements:

					Settlement	Unrealized Foreign Exchange Appreciation
Currency Purchased		Currency Sold		Counterparty	Date	(Depreciation)
ILS	2,265,832	USD	713,918	Morgan Stanley and Co. International	11/01/21	$2,132
USD	19,857,625	JPY	2,202,126,242	Bank of America Corp.	11/10/21	535,437
NOK	6,629,263	USD	769,251	Goldman Sachs International	11/16/21	15,412
USD	14,963,512	HKD	116,386,099	JP Morgan	11/29/21	3,661
USD	22,817,692	EUR	19,565,224	State Street Bank and Trust	12/28/21	166,590
USD	1,964,512	DKK	12,529,657	JP Morgan	01/21/22	13,141

Total Appreciation						$736,373
USD	35,127	ILS	113,357	Citibank NA	11/01/21	$(696)
USD	37,935	ILS	121,724	State Street Bank and Trust	11/01/21	(532)
USD	630,307	ILS	2,030,751	UBS AG	11/01/21	(11,453)
JPY	106,015,644	USD	953,413	Barclays Capital	11/10/21	(23,197)
USD	757,141	NOK	6,629,263	Citibank NA	11/16/21	(27,522)
USD	157,223	SEK	1,351,755	Citibank NA	12/29/21	(331)
USD	2,811,009	SEK	24,612,841	HSBC Bank	12/29/21	(57,748)
USD	10,576,368	GBP	7,766,559	Australia & New Zealand Banking Group Ltd.	01/04/22	(56,290)
USD	5,096,818	AUD	6,974,500	HSBC Bank	01/06/22	(151,024)
USD	5,805,964	CHF	5,357,395	HSBC Bank	01/10/22	(58,029)
USD	720,747	ILS	2,285,364	Morgan Stanley and Co. International	01/27/22	(2,174)

Total (Depreciation)						$(388,996)

Total Appreciation (Depreciation)						$347,377

As of October 31, 2021, Selectively Hedged Global Equity Portfolio had entered into the following outstanding futures contracts:

					Unrealized
	Number of	Expiration	Notional	Market	Appreciation
Description	Contracts	Date	Value	Value	(Depreciation)
Long Position Contracts:
S&P 500® Emini Index	19	12/17/21	$4,265,025	$4,367,150	$102,125

Total Futures Contracts			$4,265,025	$4,367,150	$102,125

78

SELECTIVELY HEDGED GLOBAL EQUITY PORTFOLIO

CONTINUED

Summary of the Portfolio’s investments as of October 31, 2021, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Affiliated Investment Companies	$343,954,600	—	—	$343,954,600
Forward Currency Contracts**	—	$347,377	—	347,377
Futures Contracts**	102,125	—	—	102,125

TOTAL	$344,056,725	$347,377	—	$344,404,102

**	Valued at the unrealized appreciation/(depreciation) on the investment.

See accompanying Notes to Financial Statements.

79

EMERGING MARKETS PORTFOLIO

SCHEDULE OF INVESTMENTS

October 31, 2021

Value†
AFFILIATED INVESTMENT COMPANIES — (100.0%)
Investment in The Emerging Markets Series of The DFA Investment Trust Company	$6,228,860,498

TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANIES	$6,228,860,498

Summary of the Portfolio’s Master Fund’s investments as of October 31, 2021, based on their valuation inputs, is located in this report (See Security Valuation Note).

See accompanying Notes to Financial Statements.

80

EMERGING MARKETS SMALL CAP PORTFOLIO

SCHEDULE OF INVESTMENTS

October 31, 2021

Value†
AFFILIATED INVESTMENT COMPANIES — (100.0%)
Investment in The Emerging Markets Small Cap Series of The DFA Investment Trust Company	$5,116,706,982

TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANIES	$5,116,706,982

Summary of the Portfolio’s Master Fund’s investments as of October 31, 2021, based on their valuation inputs, is located in this report (See Security Valuation Note).

See accompanying Notes to Financial Statements.

81

EMERGING MARKETS VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS

October 31, 2021

Value†
AFFILIATED INVESTMENT COMPANIES — (100.0%)
Investment in Dimensional Emerging Markets Value Fund	$13,194,407,897

TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANIES	$13,194,407,897

Summary of the Portfolio’s Master Fund’s investments as of October 31, 2021, based on their valuation inputs, is located in this report (See Security Valuation Note).

See accompanying Notes to Financial Statements.

82

EMERGING MARKETS CORE EQUITY PORTFOLIO

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2021

		Shares	Value»	Percentage of Net Assets‡
	COMMON STOCKS — (97.3%)
	BRAZIL — (3.2%)
	Petroleo Brasileiro SA	16,003,488	$78,460,703	0.3%
	Vale SA	15,469,805	196,284,906	0.7%
	Other Securities		672,451,903	2.2%

	TOTAL BRAZIL		947,197,512	3.2%

	CHILE — (0.4%)
	Other Securities		127,309,381	0.4%

	CHINA — (30.7%)
*	Alibaba Group Holding Ltd.	7,662,500	157,561,366	0.6%
*	Alibaba Group Holding Ltd., Sponsored ADR	2,528,930	417,121,714	1.5%
	ANTA Sports Products Ltd.	4,074,000	63,121,416	0.2%
*	Baidu, Inc., Sponsored ADR	559,862	90,832,011	0.3%
	Bank of China Ltd., Class H	204,333,702	72,314,014	0.3%
	BYD Co. Ltd., Class H	3,071,300	117,469,796	0.4%
	China Construction Bank Corp., Class H	375,913,302	255,839,332	0.9%
	China Merchants Bank Co. Ltd., Class H	19,175,646	160,694,568	0.6%
	China Petroleum & Chemical Corp., Class H	144,228,400	70,272,792	0.3%
	Geely Automobile Holdings Ltd.	29,475,000	102,297,101	0.4%
#	Great Wall Motor Co. Ltd., Class H	15,115,250	68,011,736	0.3%
	Industrial & Commercial Bank of China Ltd., Class H	265,967,725	145,793,419	0.5%
*	JD.com, Inc., ADR	933,460	73,071,249	0.3%
#	Lenovo Group Ltd.	63,424,000	68,876,434	0.3%
	Li Ning Co. Ltd.	7,957,583	87,812,377	0.3%
*Ω	Meituan, Class B	2,761,100	93,956,395	0.3%
	NetEase, Inc., ADR	1,143,858	111,629,102	0.4%
*	NIO, Inc., ADR	1,820,873	71,760,605	0.3%
	PetroChina Co. Ltd., Class H	142,684,000	68,794,722	0.3%
	Ping An Insurance Group Co. of China Ltd., Class H	30,207,000	216,364,567	0.8%
	Sunny Optical Technology Group Co. Ltd.	2,316,400	62,156,979	0.2%
	Tencent Holdings Ltd.	16,149,900	982,395,071	3.4%
*Ω	Xiaomi Corp., Class B	25,612,600	70,013,439	0.3%
	Yum China Holdings, Inc.	1,340,150	76,495,762	0.3%
	Other Securities		5,378,529,482	17.7%

	TOTAL CHINA		9,083,185,449	31.2%

	COLOMBIA — (0.2%)
	Other Securities		47,310,651	0.2%

	CZECH REPUBLIC — (0.1%)
	Other Securities		32,595,311	0.1%

	EGYPT — (0.0%)
	Other Securities		15,832,090	0.1%

	GREECE — (0.2%)
	Other Securities		63,285,471	0.2%

	HONG KONG — (0.2%)
	Other Securities		47,921,347	0.2%

83

EMERGING MARKETS CORE EQUITY PORTFOLIO

CONTINUED

	Shares	Value»	Percentage of Net Assets‡
HUNGARY — (0.2%)
Other Securities		$73,889,087	0.2%

INDIA — (13.6%)
HCL Technologies Ltd.	4,015,915	61,559,527	0.2%
HDFC Bank Ltd.	5,989,118	127,277,274	0.5%
Housing Development Finance Corp. Ltd.	2,600,724	99,045,387	0.4%
ICICI Bank Ltd., Sponsored ADR	3,949,896	83,540,300	0.3%
Infosys Ltd.	7,880,895	176,708,768	0.6%
Infosys Ltd., Sponsored ADR	4,067,156	90,616,236	0.3%
Reliance Industries Ltd.	8,205,897	278,880,128	1.0%
Tata Consultancy Services Ltd.	2,369,939	107,922,513	0.4%
Other Securities		2,980,329,039	10.0%

TOTAL INDIA		4,005,879,172	13.7%

INDONESIA — (1.7%)
Bank Central Asia Tbk PT	112,444,000	59,457,835	0.2%
Other Securities		438,804,458	1.5%

TOTAL INDONESIA		498,262,293	1.7%

MALAYSIA — (1.6%)
Other Securities		473,866,456	1.6%

MEXICO — (2.2%)
America Movil SAB de CV, Sponsored ADR, Class L	3,763,327	66,911,954	0.2%
# Grupo Mexico SAB de CV, Class B	14,035,878	61,507,524	0.2%
Other Securities		512,945,325	1.8%

TOTAL MEXICO		641,364,803	2.2%

NETHERLANDS — (0.1%)
Other Security		17,726,005	0.1%

PERU — (0.1%)
Other Securities		22,712,384	0.1%

PHILIPPINES — (0.8%)
Other Securities		239,469,348	0.8%

POLAND — (0.9%)
Other Securities		262,412,729	0.9%

QATAR — (0.4%)
Other Securities		116,866,510	0.4%

RUSSIA — (1.1%)
Lukoil PJSC, Sponsored ADR	635,884	64,816,193	0.2%
Sberbank of Russia PJSC, Sponsored ADR	3,020,548	60,577,132	0.2%
Other Securities		197,113,128	0.7%

TOTAL RUSSIA		322,506,453	1.1%

SAUDI ARABIA — (3.0%)
Al Rajhi Bank	2,676,919	99,028,345	0.4%

84

EMERGING MARKETS CORE EQUITY PORTFOLIO

CONTINUED

	Shares	Value»	Percentage of Net Assets‡
SAUDI ARABIA — (Continued)
Other Securities		$796,982,344	2.7%

TOTAL SAUDI ARABIA		896,010,689	3.1%

SOUTH AFRICA — (3.9%)
* MTN Group Ltd.	12,072,408	108,254,825	0.4%
Other Securities		1,049,667,231	3.6%

TOTAL SOUTH AFRICA		1,157,922,056	4.0%

SOUTH KOREA — (13.7%)
LG Chem Ltd.	114,526	82,178,689	0.3%
LG Electronics, Inc.	633,563	65,544,546	0.2%
Samsung Electronics Co. Ltd.	17,111,392	1,024,512,331	3.5%
SK Hynix, Inc.	1,965,870	173,292,552	0.6%
Other Securities		2,695,542,105	9.3%

TOTAL SOUTH KOREA		4,041,070,223	13.9%

TAIWAN — (16.0%)
Hon Hai Precision Industry Co. Ltd.	22,635,403	87,380,306	0.3%
MediaTek, Inc.	2,798,823	92,116,776	0.3%
Taiwan Semiconductor Manufacturing Co. Ltd.	41,439,652	879,361,426	3.0%
Taiwan Semiconductor Manufacturing Co. Ltd., Sponsored ADR	3,788,624	430,766,549	1.5%
Other Securities		3,227,131,145	11.1%

TOTAL TAIWAN		4,716,756,202	16.2%

THAILAND — (2.0%)
Other Securities		603,577,687	2.1%

TURKEY — (0.4%)
Other Securities		132,234,912	0.4%

UNITED ARAB EMIRATES — (0.6%)
Other Securities		166,250,278	0.6%

UNITED KINGDOM — (0.0%)
Other Security		1,063,633	0.0%

UNITED STATES — (0.0%)
Other Security		6,426,925	0.0%

TOTAL COMMON STOCKS		28,760,905,057	98.7%

PREFERRED STOCKS — (0.9%)
BRAZIL — (0.9%)
Petroleo Brasileiro SA	22,001,222	106,228,658	0.4%
Other Securities		140,970,851	0.5%

TOTAL BRAZIL		247,199,509	0.9%

CHILE — (0.0%)
Other Securities		2,680,141	0.0%

85

EMERGING MARKETS CORE EQUITY PORTFOLIO

CONTINUED

	Shares	Value»	Percentage of Net Assets‡
COLOMBIA — (0.0%)
Other Securities		$10,245,894	0.0%

PHILIPPINES — (0.0%)
Other Security		1,037,601	0.0%

SOUTH KOREA — (0.0%)
Other Securities		631,698	0.0%

THAILAND — (0.0%)
Other Security		990,448	0.0%

TOTAL PREFERRED STOCKS		262,785,291	0.9%

RIGHTS/WARRANTS — (0.0%)
INDIA — (0.0%)
Other Securities		6,071	0.0%

INDONESIA — (0.0%)
Other Security		12,246	0.0%

SOUTH KOREA — (0.0%)
Other Securities		31,054	0.0%

TAIWAN — (0.0%)
Other Securities		48,707	0.0%

THAILAND — (0.0%)
Other Securities		1,519,834	0.0%

TOTAL RIGHTS/WARRANTS		1,617,912	0.0%

TOTAL INVESTMENT SECURITIES (Cost $19,747,315,249)		29,025,308,260

		Value†
SECURITIES LENDING COLLATERAL — (1.8%)
@§ The DFA Short Term Investment Fund	45,348,297	524,679,798	1.8%

TOTAL INVESTMENTS—(100.0%) (Cost $20,271,918,513)		$29,549,988,058	101.4%

As of October 31, 2021, Emerging Markets Core Equity Portfolio had entered into the following outstanding futures contracts:

Description	Number of Contracts	Expiration Date	Notional Value	Market Value	Unrealized Appreciation (Depreciation)
Long Position Contracts:
S&P 500® Emini Index	954	12/17/21	$211,221,711	$219,276,900	$8,055,189

Total Futures Contracts			$211,221,711	$219,276,900	$8,055,189

86

EMERGING MARKETS CORE EQUITY PORTFOLIO

CONTINUED

Summary of the Portfolio’s investments as of October 31, 2021, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3		Total
Common Stocks
Brazil	$947,197,512	—	—		$947,197,512
Chile	36,082,220	$91,227,161	—		127,309,381
China	1,184,682,150	7,858,395,835	$40,107,464		9,083,185,449
Colombia	47,310,651	—	—		47,310,651
Czech Republic	—	32,595,311	—		32,595,311
Egypt	145,411	15,686,679	—		15,832,090
Greece	—	63,122,281	163,190		63,285,471
Hong Kong	8,975,910	38,713,664	231,773		47,921,347
Hungary	—	73,889,087	—		73,889,087
India	191,856,639	3,814,001,078	21,455		4,005,879,172
Indonesia	17,328,641	479,259,643	1,674,009		498,262,293
Malaysia	—	473,866,285	171		473,866,456
Mexico	638,275,178	3,067,747	21,878		641,364,803
Netherlands	—	17,726,005	—		17,726,005
Peru	22,702,879	9,505	—		22,712,384
Philippines	4,858,542	234,610,013	793		239,469,348
Poland	—	262,412,729	—		262,412,729
Qatar	—	116,866,510	—		116,866,510
Russia	26,384,415	296,122,038	—		322,506,453
Saudi Arabia	1,705,833	894,304,856	—		896,010,689
South Africa	146,449,939	1,011,472,117	—		1,157,922,056
South Korea	66,853,722	3,973,125,838	1,090,663		4,041,070,223
Taiwan	443,781,892	4,272,626,468	347,842		4,716,756,202
Thailand	603,577,687	—	—		603,577,687
Turkey	476,082	131,758,830	—		132,234,912
United Arab Emirates	—	166,201,301	48,977		166,250,278
United Kingdom	—	1,063,633	—		1,063,633
United States	6,426,925	—	—		6,426,925
Preferred Stocks
Brazil	247,134,443	65,066	—		247,199,509
Chile	—	2,680,141	—		2,680,141
Colombia	10,245,894	—	—		10,245,894
Philippines	—	1,037,601	—		1,037,601
South Korea	—	631,698	—		631,698
Thailand	990,448	—	—		990,448
Rights/Warrants
India	—	6,071	—		6,071
Indonesia	—	12,246	—		12,246
South Korea	—	31,054	—		31,054
Taiwan	—	48,707	—		48,707
Thailand	—	1,519,834	—		1,519,834
Securities Lending Collateral	—	524,679,798	—		524,679,798
Futures Contracts**	8,055,189	—	—		8,055,189

TOTAL	$4,661,498,202	$24,852,836,830	$43,708,215	^	$29,558,043,247

**	Valued at the unrealized appreciation/(depreciation) on the investment.
^	A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the reporting period in relation to net assets.

See accompanying Notes to Financial Statements.

87

EMERGING MARKETS TARGETED VALUE PORTFOLIO

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2021

	Shares	Value»	Percentage of Net Assets‡
COMMON STOCKS — (98.0%)
BRAZIL — (2.4%)
Other Securities		$5,693,992	2.4%

CHILE — (0.3%)
Other Securities		680,494	0.3%

CHINA — (25.2%)
China Conch Venture Holdings Ltd.	201,500	979,158	0.4%
China Gas Holdings Ltd.	390,000	973,448	0.4%
China National Building Material Co. Ltd., Class H	900,000	1,127,964	0.5%
China Resources Gas Group Ltd.	130,000	697,754	0.3%
Fosun International Ltd.	530,500	621,543	0.3%
Kingboard Holdings Ltd.	150,500	655,850	0.3%
Kunlun Energy Co. Ltd.	730,000	664,869	0.3%
PICC Property & Casualty Co. Ltd., Class H	1,102,000	1,025,902	0.5%
Sunac China Holdings Ltd.	398,000	851,133	0.4%
* Tencent Music Entertainment Group, ADR	87,413	687,066	0.3%
* Trip.com Group Ltd., ADR	35,214	1,005,712	0.4%
* Vipshop Holdings Ltd., ADR	58,456	652,369	0.3%
Wharf Holdings Ltd.	231,000	803,134	0.4%
Other Securities		48,925,303	20.6%

TOTAL CHINA		59,671,205	25.4%

COLOMBIA — (0.1%)
Other Securities		270,047	0.1%

GREECE — (0.3%)
Other Securities		765,948	0.3%

HONG KONG — (0.3%)
Other Securities		693,395	0.3%

INDIA — (15.1%)
Adani Enterprises Ltd.	31,994	609,262	0.3%
* Adani Transmission Ltd.	32,300	770,635	0.3%
Cipla Ltd.	50,763	617,870	0.3%
IndusInd Bank Ltd.	50,201	769,331	0.3%
Tata Consumer Products Ltd.	82,391	895,635	0.4%
* Tata Motors Ltd.	152,580	983,071	0.4%
Tata Steel Ltd.	85,210	1,504,263	0.7%
UPL Ltd.	75,705	755,897	0.3%
Other Securities		28,693,377	12.1%

TOTAL INDIA		35,599,341	15.1%

INDONESIA — (1.9%)
Other Securities		4,393,850	1.9%

MALAYSIA — (1.8%)
Other Securities		4,248,060	1.8%

MEXICO — (2.0%)
Grupo Televisa SAB	384,935	778,919	0.3%

88

EMERGING MARKETS TARGETED VALUE PORTFOLIO

CONTINUED

	Shares	Value»	Percentage of Net Assets‡
MEXICO — (Continued)
Other Securities		$3,840,109	1.7%

TOTAL MEXICO		4,619,028	2.0%

PHILIPPINES — (0.6%)
Other Securities		1,443,052	0.6%

POLAND — (1.3%)
Other Securities		3,074,860	1.3%

QATAR — (0.8%)
Other Securities		1,892,996	0.8%

RUSSIA — (0.8%)
Tatneft PJSC, Sponsored ADR	13,583	619,589	0.3%
Other Securities		1,199,307	0.5%

TOTAL RUSSIA		1,818,896	0.8%

SAUDI ARABIA — (3.3%)
* Bank AlBilad	57,250	644,845	0.3%
Sahara International Petrochemical Co.	64,085	752,557	0.3%
* Saudi Kayan Petrochemical Co.	131,174	714,071	0.3%
Other Securities		5,805,131	2.5%

TOTAL SAUDI ARABIA		7,916,604	3.4%

SOUTH AFRICA — (3.7%)
Aspen Pharmacare Holdings Ltd.	54,209	861,200	0.4%
Nedbank Group Ltd.	54,959	626,260	0.3%
Old Mutual Ltd.	654,522	668,597	0.3%
Other Securities		6,654,516	2.7%

TOTAL SOUTH AFRICA		8,810,573	3.7%

SOUTH KOREA — (16.7%)
E-MART, Inc.	4,144	596,537	0.3%
Hankook Tire & Technology Co. Ltd.	16,838	596,593	0.3%
* Hanwha Solutions Corp.	20,018	702,287	0.3%
* Korean Air Lines Co. Ltd.	23,980	625,217	0.3%
Samsung Fire & Marine Insurance Co. Ltd.	3,347	663,451	0.3%
* Samsung Heavy Industries Co. Ltd.	122,648	670,248	0.3%
Woori Financial Group, Inc.	94,919	1,079,053	0.5%
Other Securities		34,609,901	14.5%

TOTAL SOUTH KOREA		39,543,287	16.8%

TAIWAN — (17.8%)
# AU Optronics Corp.	1,126,000	773,813	0.3%
China Development Financial Holding Corp.	1,938,000	990,567	0.4%
Compal Electronics, Inc.	862,000	758,611	0.3%
# Innolux Corp.	1,286,000	773,569	0.3%
Lite-On Technology Corp.	399,000	880,505	0.4%
Pegatron Corp.	253,000	619,354	0.3%
Pou Chen Corp.	489,000	599,718	0.3%
Shanghai Commercial & Savings Bank Ltd.	389,000	616,045	0.3%
# Shin Kong Financial Holding Co. Ltd.	1,923,698	677,981	0.3%

89

EMERGING MARKETS TARGETED VALUE PORTFOLIO

CONTINUED

	Shares	Value»	Percentage of Net Assets‡
TAIWAN — (Continued)
SinoPac Financial Holdings Co. Ltd.	1,542,000	$785,321	0.3%
Taishin Financial Holding Co. Ltd.	1,583,166	1,039,341	0.5%
Wistron Corp.	567,000	595,889	0.3%
Other Securities		33,098,981	14.0%

TOTAL TAIWAN		42,209,695	18.0%

THAILAND — (2.1%)
Other Securities		4,901,616	2.1%

TURKEY — (0.6%)
Other Se curities		1,351,815	0.6%

UNITED ARAB EMIRATES — (0.9%)
Emaar Properties PJSC	564,538	618,017	0.3%
Other Securities		1,418,721	0.6%

TOTAL UNITED ARAB EMIRATES		2,036,738	0.9%

TOTAL COMMON STOCKS		231,635,492	98.6%

PREFERRED STOCKS — (0.7%)
BRAZIL — (0.6%)
Gerdau SA	158,000	753,074	0.3%
Other Securities		686,500	0.3%

TOTAL BRAZIL		1,439,574	0.6%

COLOMBIA — (0.0%)
Other Security		73,569	0.0%

PHILIPPINES — (0.0%)
Other Security		18,457	0.0%

SOUTH KOREA — (0.0%)
Other Security		31,128	0.0%

THAILAND — (0.1%)
Other Security		108,296	0.1%

TOTAL PREFERRED STOCKS		1,671,024	0.7%

RIGHTS/WARRANTS — (0.0%)
SOUTH KOREA — (0.0%)
Other Security		343	0.0%

TAIWAN — (0.0%)
Other Securities		589	0.0%

THAILAND — (0.0%)
Other Securities		52,590	0.0%

TOTAL RIGHTS/WARRANTS		53,522	0.0%

TOTAL INVESTMENT SECURITIES (Cost $185,842,031)		233,360,038

90

EMERGING MARKETS TARGETED VALUE PORTFOLIO

CONTINUED

	Shares	Value†	Percentage of Net Assets‡
SECURITIES LENDING COLLATERAL — (1.3%)
@§ The DFA Short Term Investment Fund	265,309	$3,069,622	1.3%

TOTAL INVESTMENTS—(100.0%) (Cost $188,911,449)		$236,429,660	100.6%

As of October 31, 2021, Emerging Markets Targeted Value Portfolio had entered into the following outstanding futures contracts:

Description	Number of Contracts	Expiration Date	Notional Value	Market Value	Unrealized Appreciation (Depreciation)
Long Position Contracts:
S&P 500® Emini Index	7	12/17/21	$1,555,098	$1,608,950	$53,852

Total Futures Contracts			$1,555,098	$1,608,950	$53,852

Summary of the Portfolio’s investments as of October 31, 2021, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Brazil	$5,693,992	—	—	$5,693,992
Chile	—	$680,494	—	680,494
China	4,693,278	54,051,577	$926,350	59,671,205
Colombia	270,047	—	—	270,047
Greece	—	765,948	—	765,948
Hong Kong	152,642	540,753	—	693,395
India	66,956	35,532,385	—	35,599,341
Indonesia	—	4,376,392	17,458	4,393,850
Malaysia	—	4,248,060	—	4,248,060
Mexico	4,399,671	219,357	—	4,619,028
Philippines	—	1,443,052	—	1,443,052
Poland	—	3,074,860	—	3,074,860
Qatar	—	1,892,996	—	1,892,996
Russia	1,592,248	226,648	—	1,818,896
Saudi Arabia	12,592	7,904,012	—	7,916,604
South Africa	171,056	8,639,517	—	8,810,573
South Korea	—	39,535,609	7,678	39,543,287
Taiwan	—	42,205,746	3,949	42,209,695
Thailand	4,901,616	—	—	4,901,616
Turkey	—	1,351,815	—	1,351,815
United Arab Emirates	17,497	2,019,241	—	2,036,738
Preferred Stocks
Brazil	1,439,574	—	—	1,439,574
Colombia	73,569	—	—	73,569
Philippines	—	18,457	—	18,457
South Korea	—	31,128	—	31,128
Thailand	108,296	—	—	108,296
Rights/Warrants
South Korea	—	343	—	343
Taiwan	—	589	—	589
Thailand	—	52,590	—	52,590

91

EMERGING MARKETS TARGETED VALUE PORTFOLIO

CONTINUED

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Securities Lending Collateral	—	$3,069,622	—	$3,069,622
Futures Contracts**	$53,852	—	—	53,852

TOTAL	$23,646,886	$211,881,191	$955,435^	$236,483,512

**	Valued at the unrealized appreciation/(depreciation) on the investment.
^	A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the reporting period in relation to net assets.

See accompanying Notes to Financial Statements.

92

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF ASSETS AND LIABILITIES

OCTOBER 31, 2021

(Amounts in thousands, except share and per share amounts)

				International
	Large Cap	International	Global Small	Small
	International	Core Equity	Company	Company
	Portfolio*	Portfolio*	Portfolio	Portfolio
ASSETS:
Investments in Affiliated Investment Companies at Value	—	—	$99,070	$13,381,393
Investment Securities at Value (including $342,264, $1,784,215, $0 and $0 of securities on loan, respectively)	$5,949,952	$34,143,208	—	—
Temporary Cash Investments at Value & Cost	—	—	—	89,678
Collateral from Securities on Loan Invested in Affiliate at Value (including cost of $301,094, $1,594,847, $0 and $0, respectively)	301,125	1,595,008	—	—
Segregated Cash for Futures Contracts	2,634	14,973	—	4,324
Foreign Currencies at Value	35,275	283,418	—	—
Cash	18,300	74,182	70	—
Receivables:
Investment Securities Sold	6,947	30,873	—	—
Dividends, Interest and Tax Reclaims	20,875	116,268	—	2
Securities Lending Income	130	1,198	—	—
Fund Shares Sold	2,476	21,616	559	7,286
Futures Margin Variation	109	618	—	179
Unrealized Gain on Foreign Currency Contracts	8	—	—	—
Prepaid Expenses and Other Assets	30	184	11	436

Total Assets	6,337,861	36,281,546	99,710	13,483,298

LIABILITIES:
Payables:
Upon Return of Securities Loaned	301,155	1,595,091	—	—
Investment Securities Purchased	513	27,701	2	—
Fund Shares Redeemed	2,325	18,560	47	13,113
Due to Advisor	707	5,802	18	3,405
Unrealized Loss on Foreign Currency Contracts	1	22	—	—
Accrued Expenses and Other Liabilities	979	4,787	12	927

Total Liabilities	305,680	1,651,963	79	17,445

NET ASSETS	$6,032,181	$34,629,583	$99,631	$13,465,853

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE:
Institutional Class Shares — based on net assets of $6,032,181; $34,629,583; $99,631 and $13,465,853 and shares outstanding of 218,311,626, 2,118,648,313, 6,419,115 and 578,162,359, respectively	$27.63	$16.35	$15.52	$23.29

NUMBER OF SHARES AUTHORIZED	1,500,000,000	7,000,000,000	100,000,000	3,000,000,000

Investments in Affiliated Investment Companies at Cost	$—	$—	$78,886	N/A

Investment Securities at Cost	$3,905,702	$24,808,816	N/A	N/A

Foreign Currencies at Cost	$34,595	$279,476	$—	$—

NET ASSETS CONSIST OF:
Paid-In Capital	$4,366,527	$26,524,050	$76,801	$9,852,598
Total Distributable Earnings (Loss)	1,665,654	8,105,533	22,830	3,613,255

NET ASSETS	$6,032,181	$34,629,583	$99,631	$13,465,853

*	See Note K in the Notes to Financial Statements for additional information about securities lending collateral.

See accompanying Notes to Financial Statements.

93

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF ASSETS AND LIABILITIES

OCTOBER 31, 2021

(Amounts in thousands, except share and per share amounts)

		Asia Pacific	United	Continental
	Japanese Small	Small	Kingdom Small	Small
	Company	Company	Company	Company
	Portfolio	Portfolio	Portfolio	Portfolio
ASSETS:
Investments in Affiliated Investment Companies at Value	$379,961	$381,648	$44,159	$868,048
Receivables:
Fund Shares Sold	11	16	—	6
Prepaid Expenses and Other Assets	8	8	8	8

Total Assets	379,980	381,672	44,167	868,062

LIABILITIES:
Payables:
Fund Shares Redeemed	—	40	—	1
Due to Advisor	96	95	22	217
Accrued Expenses and Other Liabilities	47	47	12	85

Total Liabilities	143	182	34	303

NET ASSETS	$379,837	$381,490	$44,133	$867,759

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE:
Institutional Class Shares — based on net assets of $379,837; $381,490; $44,133 and $867,759 and shares outstanding of 14,721,628, 14,162,754, 1,391,361 and 24,600,910, respectively	$25.80	$26.94	$31.72	$35.27

NUMBER OF SHARES AUTHORIZED	1,000,000,000	1,000,000,000	1,000,000,000	1,000,000,000

NET ASSETS CONSIST OF:
Paid-In Capital	$290,278	$294,720	$38,037	$613,892
Total Distributable Earnings (Loss)	89,559	86,770	6,096	253,867

NET ASSETS	$379,837	$381,490	$44,133	$867,759

See accompanying Notes to Financial Statements.

94

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF ASSETS AND LIABILITIES

OCTOBER 31, 2021

(Amounts in thousands, except share and per share amounts)

	DFA
	International	DFA Global	DFA
	Real Estate	Real Estate	International	International
	Securities	Securities	Small Cap	Vector Equity
	Portfolio*	Portfolio*	Value Portfolio*	Portfolio*
ASSETS:
Investments in Affiliated Investment Companies at Value	—	$4,506,316	—	—
Investment Securities at Value (including $310,687, $211,568, $437,113 and $181,628 of securities on loan, respectively)	$5,897,243	6,022,099	$12,602,305	$3,674,695
Collateral from Securities on Loan Invested in Affiliate at Value (including cost of $310,518, $217,036, $383,544 and $142,967, respectively)	310,546	217,045	383,591	142,988
Segregated Cash for Futures Contracts	2,081	—	6,452	897
Foreign Currencies at Value	17,182	—	136,909	16,369
Cash	44,548	4,792	4,539	10,358
Receivables:
Investment Securities Sold	10,245	—	12,985	6,881
Dividends, Interest and Tax Reclaims	22,704	1,721	57,301	13,318
Securities Lending Income	265	8	347	183
Fund Shares Sold	884	7,352	4,118	1,111
Futures Margin Variation	86	—	812	37
Unrealized Gain on Foreign Currency Contracts	—	—	10	—
Prepaid Expenses and Other Assets	11	63	59	24

Total Assets	6,305,795	10,759,396	13,209,428	3,866,861

LIABILITIES:
Payables:
Upon Return of Securities Loaned	310,621	217,101	383,569	142,982
Investment Securities Purchased	4,511	—	30,876	4,505
Fund Shares Redeemed	1,173	3,450	3,217	853
Due to Advisor	1,201	513	4,849	1,094
Unrealized Loss on Foreign Currency Contracts	4	—	34	—
Accrued Expenses and Other Liabilities	821	746	2,172	637

Total Liabilities	318,331	221,810	424,717	150,071

NET ASSETS	$5,987,464	$10,537,586	$12,784,711	$3,716,790

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE:
Institutional Class Shares — based on net assets of $5,987,464; $10,537,586; $12,784,711 and $3,716,790 and shares outstanding of 1,187,541,223, 792,605,237, 577,420,362 and 256,206,800, respectively	$5.04	$13.29	$22.14	$14.51

NUMBER OF SHARES AUTHORIZED	4,000,000,000	3,000,000,000	4,600,000,000	1,500,000,000

Investments in Affiliated Investment Companies at Cost	$—	$3,743,815	$—	$—

Investment Securities at Cost	$5,055,210	$4,243,147	$10,248,354	$2,695,410

Foreign Currencies at Cost	$17,485	$—	$135,649	$16,345

NET ASSETS CONSIST OF:
Paid-In Capital	$6,063,665	$7,974,123	$10,333,896	$2,665,068
Total Distributable Earnings (Loss)	(76,201)	2,563,463	2,450,815	1,051,722

NET ASSETS	$5,987,464	$10,537,586	$12,784,711	$3,716,790

*	See Note K in the Notes to Financial Statements for additional information about securities lending collateral.

See accompanying Notes to Financial Statements.

95

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF ASSETS AND LIABILITIES

OCTOBER 31, 2021

(Amounts in thousands, except share and per share amounts)

	International
	High Relative		World ex U.S.
	Profitability	World ex U.S.	Core Equity
	Portfolio*	Value Portfolio	Portfolio*
ASSETS:
Investments in Affiliated Investment Companies at Value	—	$308,536	—
Investment Securities at Value (including $102,860, $0 and $199,817 of securities on loan, respectively)	$2,173,960	—	$4,039,571
Collateral from Securities on Loan Invested in Affiliate at Value (including cost of $96,291, $0 and $144,530, respectively)	96,296	—	144,554
Segregated Cash for Futures Contracts	—	—	1,817
Foreign Currencies at Value	2,016	—	39,827
Cash	8,287	213	3,684
Receivables:
Investment Securities Sold	—	—	2,665
Dividends, Interest and Tax Reclaims	5,172	—	11,097
Securities Lending Income	29	—	259
Fund Shares Sold	2,938	35	1,607
Futures Margin Variation	288	—	75
Prepaid Expenses and Other Assets	21	17	20

Total Assets	2,289,007	308,801	4,245,176

LIABILITIES:
Payables:
Upon Return of Securities Loaned	96,300	—	144,566
Investment Securities Purchased	7,603	—	135
Fund Shares Redeemed	615	51	2,409
Due to Advisor	453	47	863
Unrealized Loss on Foreign Currency Contracts	8	—	—
Deferred Taxes Payable	—	—	7,065
Accrued Expenses and Other Liabilities	304	37	972

Total Liabilities	105,283	135	156,010

NET ASSETS	$2,183,724	$308,666	$4,089,166

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE:
Institutional Class Shares — based on net assets of $2,183,724; $308,666 and $4,089,166 and shares outstanding of 159,050,400, 24,367,707 and 295,469,031, respectively	$13.73	$12.67	$13.84

NUMBER OF SHARES AUTHORIZED	500,000,000	1,000,000,000	1,500,000,000

Investments in Affiliated Investment Companies at Cost	$—	$259,829	$—

Investment Securities at Cost	$1,682,824	N/A	$3,030,242

Foreign Currencies at Cost	$2,017	$—	$39,385

NET ASSETS CONSIST OF:
Paid-In Capital	$1,672,659	$269,354	$3,187,770
Total Distributable Earnings (Loss)	511,065	39,312	901,396

NET ASSETS	$2,183,724	$308,666	$4,089,166

*	See Note K in the Notes to Financial Statements for additional information about securities lending collateral.

See accompanying Notes to Financial Statements.

96

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF ASSETS AND LIABILITIES

OCTOBER 31, 2021

(Amounts in thousands, except share and per share amounts)

		Selectively
	World Core	Hedged Global	Emerging	Emerging
	Equity	Equity	Markets	Markets Small
	Portfolio	Portfolio	Portfolio	Cap Portfolio
ASSETS:
Investments in Affiliated Investment Companies at Value	$1,089,751	$343,955	$6,228,860	$5,116,707
Segregated Cash for Futures Contracts	—	218	—	—
Cash	—	4,196	—	—
Receivables:
Investment Securities/Affiliated Investment Companies Sold	368	—	—	—
Fund Shares Sold	157	55	2,023	3,291
Futures Margin Variation	—	9	—	—
Unrealized Gain on Forward Currency Contracts	—	736	—	—
Prepaid Expenses and Other Assets	7	16	41	27

Total Assets	1,090,283	349,185	6,230,924	5,120,025

LIABILITIES:
Payables:
Fund Shares Redeemed	1,334	36	4,275	2,148
Due to Advisor	28	12	1,017	1,419
Line of Credit	142	—	—	—
Unrealized Loss on Forward Currency Contracts	—	389	—	—
Accrued Expenses and Other Liabilities	65	41	445	534

Total Liabilities	1,569	478	5,737	4,101

NET ASSETS	$1,088,714	$348,707	$6,225,187	$5,115,924

NET ASSET VALUE, OFFERING AND REDEMPTION
PRICE PER SHARE:
Institutional Class Shares — based on net assets of $1,088,714; $348,707; $6,225,187 and $5,115,924 and shares outstanding of 48,268,788, 15,601,153, 188,337,679 and 196,539,681, respectively	$22.56	$22.35	$33.05	$26.03

NUMBER OF SHARES AUTHORIZED	1,000,000,000	1,000,000,000	1,500,000,000	1,500,000,000

Investments in Affiliated Investment Companies at Cost	$682,662	$190,774	N/A	N/A

NET ASSETS CONSIST OF:
Paid-In Capital	$695,365	$180,810	$3,544,746	$3,846,582
Total Distributable Earnings (Loss)	393,349	167,897	2,680,441	1,269,342

NET ASSETS	$1,088,714	$348,707	$6,225,187	$5,115,924

See accompanying Notes to Financial Statements.

97

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF ASSETS AND LIABILITIES

OCTOBER 31, 2021

(Amounts in thousands, except share and per share amounts)

		Emerging
	Emerging	Markets Core	Emerging
	Markets Value	Equity	Markets Targeted
	Portfolio	Portfolio*	Value Portfolio*
ASSETS:
Investments in Affiliated Investment Companies at Value	$13,194,408	—	—
Investment Securities at Value (including $0, $1,647,460 and $9,396 of securities on loan, respectively)	—	$29,025,308	$233,360
Collateral from Securities on Loan Invested in Affiliate at Value (including cost of $0, $524,603 and $3,069, respectively)	—	524,680	3,070
Segregated Cash for Futures Contracts	—	10,971	81
Foreign Currencies at Value	—	183,033	1,076
Cash	—	95,121	1,955
Receivables:
Investment Securities/Affiliated Investment Companies Sold	—	11,615	537
Dividends and Interest	—	31,502	202
Securities Lending Income	—	4,030	33
Fund Shares Sold	84,657	15,300	140
Futures Margin Variation	—	453	—
Unrealized Gain on Foreign Currency Contracts	—	2	1
Prepaid Expenses and Other Assets	107	128	21

Total Assets	13,279,172	29,902,143	240,476

LIABILITIES:
Payables:
Upon Return of Securities Loaned	—	524,700	3,070
Investment Securities/Affiliated Investment Companies Purchased	—	15,765	593
Fund Shares Redeemed	2,706	21,531	78
Due to Advisor	3,540	8,230	104
Futures Margin Variation	—	—	13
Deferred Taxes Payable	—	169,435	1,566
Accrued Expenses and Other Liabilities	1,216	7,113	131

Total Liabilities	7,462	746,774	5,555

NET ASSETS	$13,271,710	$29,155,369	$234,921

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE:
Class R2 Shares — based on net assets of $13,709; $0 and $0 and shares outstanding of 438,273, 0 and 0, respectively	$31.28	N/A	N/A

NUMBER OF SHARES AUTHORIZED	200,000,000	N/A	N/A

Institutional Class Shares — based on net assets of $13,258,001; $29,155,369 and $234,921 and shares outstanding of 421,137,868, 1,158,977,701 and 17,895,390, respectively	$31.48	$25.16	$13.13

NUMBER OF SHARES AUTHORIZED	3,000,000,000	5,000,000,000	500,000,000

Investment Securities at Cost	N/A	$19,747,315	$185,842

Foreign Currencies at Cost	$—	$178,854	$1,000

NET ASSETS CONSIST OF:
Paid-In Capital	$12,155,659	$22,212,258	$170,520
Total Distributable Earnings (Loss)	1,116,051	6,943,111	64,401

NET ASSETS	$13,271,710	$29,155,369	$234,921

*	See Note K in the Notes to Financial Statements for additional information about securities lending collateral.

See accompanying Notes to Financial Statements.

98

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2021

(Amounts in thousands)

				International
	Large Cap	International	Global Small	Small
	International	Core Equity	Company	Company
	Portfolio#	Portfolio#	Portfolio*	Portfolio*
Investment Income
Net Investment Income Allocated from Affiliated Investment Companies
Dividends (Net of Foreign Taxes Withheld of $0, $0, $90 and $29,819, respectively)	—	—	$826	$284,123
Income from Securities Lending	—	—	61	13,194
Expenses Allocated from Affiliated Investment Companies	—	—	(55)	(15,068)

Income Distributions Received from Affiliated Investment Companies	—	—	505	—

Total Net Investment Income Allocated and/or Distributions Received from Affiliated Investment Companies	—	—	1,337	282,249

Fund Investment Income
Dividends (Net of Foreign Taxes Withheld of $14,631, $80,927, $0 and $0, respectively)	$161,747	$889,766	—	—
Income from Securities Lending	1,923	18,444	—	—

Total Fund Investment Income	163,670	908,210	—	—

Fund Expenses
Investment Management Fees	8,782	68,526	320	40,800
Accounting & Transfer Agent Fees	1,031	6,043	8	1,690
Custodian Fees	402	2,378	—	2
Filing Fees	144	762	18	212
Shareholders’ Reports	167	534	9	354
Directors’/Trustees’ Fees & Expenses	63	347	—	137
Professional Fees	103	573	—	38
Previously Waived Fees Recovered by Advisor (Note C)	—	183	31	—
Other	189	1,031	—	101

Total Fund Expenses	10,881	80,377	386	43,334

Fees Waived, Expenses Reimbursed by Advisor (Note C)	—	—	221	—
Fees Paid Indirectly (Note C)	15	245	—	—

Net Expenses	10,866	80,132	165	43,334

Net Investment Income (Loss)	152,804	828,078	1,172	238,915

Realized and Unrealized Gain (Loss)
Net Realized Gain (Loss) on:
Investment Securities Sold**	88,328	210,041	—	—
Affiliated Investment Companies Shares Sold	(10)	(21)	336	—
Transactions Allocated from Affiliated Investment Company**	—	—	2,035	837,220
Futures	14,606	79,338	35	26,350
Foreign Currency Transactions	515	769	—	—
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	1,375,966	8,427,366	—	—
Affiliated Investment Companies Shares	(9)	(71)	14,525	—
Transactions Allocated from Affiliated Investment Company	—	—	5,844	2,927,439
Futures	2,380	10,863	—	3,416
Translation of Foreign Currency-Denominated Amounts	(315)	(1,813)	—	—

Net Realized and Unrealized Gain (Loss)	1,481,461	8,726,472	22,775	3,794,425

Net Increase (Decrease) in Net Assets Resulting from Operations	$1,634,265	$9,554,550	$23,947	$4,033,340

**	Net of foreign capital gain taxes withheld of $0, $0, $5 and $0, respectively.
*	Investment Income and Realized and Unrealized Gain (Loss) were allocated from the Portfolio’s Master Fund (Affiliated Investment Company).
#	Portion of income is from investment in affiliated fund.

See accompanying Notes to Financial Statements.

99

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2021

(Amounts in thousands)

		Asia Pacific	United	Continental
	Japanese Small	Small	Kingdom Small	Small
	Company	Company	Company	Company
	Portfolio*	Portfolio*	Portfolio*	Portfolio*
Investment Income
Net Investment Income Allocated from Affiliated Investment Companies
Dividends (Net of Foreign Taxes Withheld of $1,105, $166, $10 and $2,693, respectively)	$9,959	$14,311	$856	$16,238
Income from Securities Lending	294	858	7	890
Expenses Allocated from Affiliated Investment Companies	(583)	(533)	(40)	(941)

Total Net Investment Income Allocated and/or Distributions Received from Affiliated Investment Companies	9,670	14,636	823	16,187

Fund Expenses
Investment Management Fees	2,007	1,843	145	3,230
Accounting & Transfer Agent Fees	81	83	1	152
Filing Fees	27	28	12	40
Shareholders’ Reports	9	8	3	9
Directors’/Trustees’ Fees & Expenses	5	6	—	8
Professional Fees	1	2	—	2
Previously Waived Fees Recovered by Advisor (Note C)	—	—	57	—
Other	3	2	1	9

Total Fund Expenses	2,133	1,972	219	3,450

Fees Waived, Expenses Reimbursed by Advisor (Note C)	473	436	54	769

Net Expenses	1,660	1,536	165	2,681

Net Investment Income (Loss)	8,010	13,100	658	13,506

Realized and Unrealized Gain (Loss)
Net Realized Gain (Loss) on:
Transactions Allocated from Affiliated Investment Company**	17,921	49,285	1,117	44,052
Change in Unrealized Appreciation (Depreciation) of:
Transactions Allocated from Affiliated Investment Company	31,604	75,175	7,530	216,160

Net Realized and Unrealized Gain (Loss)	49,525	124,460	8,647	260,212

Net Increase (Decrease) in Net Assets Resulting from Operations	$57,535	$137,560	$9,305	$273,718

**	Net of foreign capital gain taxes withheld of $0, $0, $0 and $0, respectively.
*	Investment Income and Realized and Unrealized Gain (Loss) were allocated from the Portfolio’s Master Fund (Affiliated Investment Company).

See accompanying Notes to Financial Statements.

100

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2021

(Amounts in thousands)

	DFA International Real Estate Securities Portfolio#	DFA Global Real Estate Securities Portfolio#	DFA International Small Cap Value Portfolio#	International Vector Equity Portfolio#
Investment Income
Net Investment Income Allocated from Affiliated Investment Companies
Income Distributions Received from Affiliated Investment Companies	—	$21,150	—	—

Total Net Investment Income Allocated and/or Distributions Received from Affiliated Investment Companies	—	21,150	—	—

Fund Investment Income
Dividends (Net of Foreign Taxes Withheld of $24,220, $8, $30,819 and $9,168, respectively)	$195,427	113,826	$320,122	$94,876
Income from Securities Lending	4,635	1,499	7,328	2,437

Total Fund Investment Income	200,062	115,325	327,450	97,313

Fund Expenses
Investment Management Fees	13,522	18,667	60,881	13,086
Accounting & Transfer Agent Fees	682	1,647	2,185	753
Custodian Fees	449	31	1,300	344
Filing Fees	57	201	223	137
Shareholders’ Reports	96	351	296	98
Directors’/Trustees’ Fees & Expenses	60	99	132	38
Professional Fees	89	32	193	63
Previously Waived Fees Recovered by Advisor (Note C)	—	26	—	—
Other	124	97	397	120

Total Fund Expenses	15,079	21,151	65,607	14,639

Fees Waived, Expenses Reimbursed by Advisor (Note C)	—	9,038	—	—
Fees Paid Indirectly (Note C)	219	3	46	5

Net Expenses	14,860	12,110	65,561	14,634

Net Investment Income (Loss)	185,202	124,365	261,889	82,679

Realized and Unrealized Gain (Loss)
Capital Gain Distributions Received from Investment Securities	—	1,045	—	—
Net Realized Gain (Loss) on:
Investment Securities Sold**	(56,022)	43,747	541,397	191,536
Affiliated Investment Companies Shares Sold	(43)	60,992	(1)	(7)
Futures	13,260	1,671	26,234	(437)
Foreign Currency Transactions	(485)	—	1,071	49
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	1,378,475	1,755,986	3,392,048	860,557
Affiliated Investment Companies Shares	(2)	1,097,358	(25)	(8)
Futures	3,086	—	9,695	826
Translation of Foreign Currency-Denominated Amounts	(414)	—	(1,012)	(279)

Net Realized and Unrealized Gain (Loss)	1,337,855	2,960,799	3,969,407	1,052,237

Net Increase (Decrease) in Net Assets Resulting from Operations	$1,523,057	$3,085,164	$4,231,296	$1,134,916

**	Net of foreign capital gain taxes withheld of $0, $0, $0 and $0, respectively.
#	Portion of income is from investment in affiliated fund.

See accompanying Notes to Financial Statements.

101

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2021

(Amounts in thousands)

	International High Relative Profitability Portfolio#	World ex U.S. Value Portfolio*	World ex U.S. Core Equity Portfolio#
Investment Income
Net Investment Income Allocated from Affiliated Investment Companies
Dividends (Net of Foreign Taxes Withheld of $0, $1,009 and $0, respectively)	—	$9,505	—
Income from Securities Lending	—	155	—
Expenses Allocated from Affiliated Investment Companies	—	(505)	—

Income Distributions Received from Affiliated Investment Companies	—	549	—

Total Net Investment Income Allocated and/or Distributions Received from Affiliated Investment Companies	—	9,704	—

Fund Investment Income
Dividends (Net of Foreign Taxes Withheld of $4,074, $0 and $11,197, respectively)	$50,756	—	$108,246
Income from Securities Lending	524	—	2,908

Total Fund Investment Income	51,280	—	111,154

Fund Expenses
Investment Management Fees	4,939	1,121	10,401
Accounting & Transfer Agent Fees	460	18	768
Custodian Fees	159	—	809
Filing Fees	130	29	157
Shareholders’ Reports	92	5	117
Directors’/Trustees’ Fees & Expenses	22	3	43
Professional Fees	29	4	148
Other	68	4	154

Total Fund Expenses	5,899	1,184	12,597

Fees Waived, Expenses Reimbursed by Advisor (Note C)	—	564	—
Fees Paid Indirectly (Note C)	11	—	9

Net Expenses	5,888	620	12,588

Net Investment Income (Loss)	45,392	9,084	98,566

Realized and Unrealized Gain (Loss)
Net Realized Gain (Loss) on:
Investment Securities Sold**	43,197	—	21,498
Affiliated Investment Companies Shares Sold	(6)	252	(2)
Transactions Allocated from Affiliated Investment Company**	—	8,125	—
Futures	2,062	—	8,882
Foreign Currency Transactions	(81)	—	(357)
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	399,054	—	991,909
Affiliated Investment Companies Shares	(2)	7,908	(6)
Transactions Allocated from Affiliated Investment Company	—	68,735	—
Futures	145	—	1,632
Translation of Foreign Currency-Denominated Amounts	(61)	—	(210)

Net Realized and Unrealized Gain (Loss)	444,308	85,020	1,023,346

Net Increase (Decrease) in Net Assets Resulting from Operations	$489,700	$94,104	$1,121,912

**	Net of foreign capital gain taxes withheld of $0, $84 and $16, respectively.
*	Investment Income and Realized and Unrealized Gain (Loss) were allocated from the Portfolio’s Master Fund (Affiliated Investment Company).
#	Portion of income is from investment in affiliated fund.

See accompanying Notes to Financial Statements.

102

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2021

(Amounts in thousands)

	World Core Equity Portfolio	Selectively Hedged Global Equity Portfolio	Emerging Markets Portfolio*	Emerging Markets Small Cap Portfolio*
Investment Income
Net Investment Income Allocated from Affiliated Investment Companies
Dividends (Net of Foreign Taxes Withheld of $0, $0, $19,835 and $14,911, respectively)	—	$2	$159,499	$129,476
Interest	—	—	477	79
Income from Securities Lending	—	—	4,669	18,767
Expenses Allocated from Affiliated Investment Companies	—	—	(9,503)	(14,427)

Income Distributions Received from Affiliated Investment Companies	$16,932	5,639	—	—

Total Net Investment Income Allocated and/or Distributions Received from Affiliated Investment Companies	16,932	5,641	155,142	133,895

Fund Expenses
Investment Management Fees	2,333	854	20,224	29,660
Accounting & Transfer Agent Fees	143	65	752	654
Custodian Fees	1	3	—	—
Filing Fees	66	27	154	127
Shareholders’ Reports	13	12	191	107
Directors’/Trustees’ Fees & Expenses	11	4	73	61
Professional Fees	3	1	21	17
Previously Waived Fees Recovered by Advisor (Note C)	129	—	—	—
Other	7	3	36	30

Total Fund Expenses	2,706	969	21,451	30,656

Fees Waived, Expenses Reimbursed by Advisor (Note C)	2,035	722	6,401	10,859
Fees Paid Indirectly (Note C)	—	1	—	—

Net Expenses	671	246	15,050	19,797

Net Investment Income (Loss)	16,261	5,395	140,092	114,098

Realized and Unrealized Gain (Loss)
Net Realized Gain (Loss) on:
Affiliated Investment Companies Shares Sold	10,552	15,611	—	—
Transactions Allocated from Affiliated Investment Company**	—	—	398,700	592,687
Futures	(18)	1,247	—	—
Forward Currency Contracts	—	694	—	—
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	—	(19)	—	—
Affiliated Investment Companies Shares	283,947	88,688	—	—
Transactions Allocated from Affiliated Investment Company	—	—	691,616	923,652
Futures	—	196	—	—
Forward Currency Contracts	—	121	—	—

Net Realized and Unrealized Gain (Loss)	294,481	106,538	1,090,316	1,516,339

Net Increase (Decrease) in Net Assets Resulting from Operations	$310,742	$111,933	$1,230,408	$1,630,437

**	Net of foreign capital gain taxes withheld of $0, $0, $49 and $2,304, respectively.
*	Investment Income and Realized and Unrealized Gain (Loss) were allocated from the Portfolio’s Master Fund (Affiliated Investment Company).

See accompanying Notes to Financial Statements.

103

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2021

(Amounts in thousands)

	Emerging Markets Value Portfolio*	Emerging Markets Core Equity Portfolio#	Emerging Markets Targeted Value Portfolio#
Investment Income
Net Investment Income Allocated from Affiliated Investment Companies
Dividends (Net of Foreign Taxes Withheld of $60,043, $0 and $0, respectively)	$475,745	—	—
Interest	49	—	—
Income from Securities Lending	14,264	—	—
Expenses Allocated from Affiliated Investment Companies	(20,912)	—	—

Total Net Investment Income Allocated and/or Distributions Received from Affiliated Investment Companies	469,146	—	—

Fund Investment Income
Dividends (Net of Foreign Taxes Withheld of $0, $94,860 and $840, respectively)	—	$758,089	$6,549
Income from Securities Lending	—	36,836	227

Total Fund Investment Income	—	794,925	6,776

Fund Expenses
Investment Management Fees	60,987	106,295	1,293
Accounting & Transfer Agent Fees	1,274	5,232	41
Custodian Fees	—	9,238	128
Shareholder Servicing Fees Class R2 Shares	36	—	—
Filing Fees	179	458	47
Shareholders’ Reports	362	721	2
Directors’/Trustees’ Fees & Expenses	163	333	3
Professional Fees	16	710	17
Previously Waived Fees Recovered by Advisor (Note C)	—	—	135
Other	79	1,092	28

Total Fund Expenses	63,096	124,079	1,694

Class R2 Shares	15	—	—
Institutional Class Shares	14,397	—	—
Fees Paid Indirectly (Note C)	—	148	2

Net Expenses	48,684	123,931	1,692

Net Investment Income (Loss)	420,462	670,994	5,084

Realized and Unrealized Gain (Loss)
Net Realized Gain (Loss) on:
Investment Securities Sold**	—	544,729	17,753
Affiliated Investment Companies Shares Sold	—	(14)	—
Transactions Allocated from Affiliated Investment Company**	675,824	—	—
Futures	—	67,395	348
Foreign Currency Transactions	—	(15,240)	(82)
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	—	5,134,175	42,862
Affiliated Investment Companies Shares	—	(32)	—
Transactions Allocated from Affiliated Investment Company	3,251,339	—	—
Futures	—	15,950	67
Translation of Foreign Currency-Denominated Amounts	—	100	2

Net Realized and Unrealized Gain (Loss)	3,927,163	5,747,063	60,950

Net Increase (Decrease) in Net Assets Resulting from Operations	$4,347,625	$6,418,057	$66,034

**	Net of foreign capital gain taxes withheld of $11,984, $257 and $239, respectively.
*	Investment Income and Realized and Unrealized Gain (Loss) were allocated from the Portfolio’s Master Fund (Affiliated Investment Company).
#	Portion of income is from investment in affiliated fund.

See accompanying Notes to Financial Statements.

104

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	Large Cap International Portfolio		International Core Equity Portfolio		Global Small Company Portfolio***
	Year Ended Oct 31, 2021	Year Ended Oct 31, 2020	Year Ended Oct 31, 2021	Year Ended Oct 31, 2020	Year Ended Oct 31, 2021	Year Ended Oct 31, 2020
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$152,804	$117,936	$828,078	$608,730	$1,172	$616
Capital Gain Distributions Received from Investment Securities	—	—	—	—	—	535
Net Realized Gain (Loss) on:
Investment Securities Sold*,**	88,328	(380,110)	210,041	(1,030,907)	—	—
Affiliated Investment Companies Shares Sold	(10)	(71)	(21)	(170)	336	(712)
Transactions Allocated from Affiliated Investment Company*,**	—	—	—	—	2,035	(193)
Futures	14,606	16,935	79,338	86,315	35	18
Foreign Currency Transactions	515	4,070	769	5,368	—	—
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	1,375,966	(141,807)	8,427,366	(1,938,314)	—	9
Affiliated Investment Companies Shares	(9)	27	(71)	97	14,525	(202)
Transactions Allocated from Affiliated Investment Company	—	—	—	—	5,844	(79)
Futures	2,380	(1,346)	10,863	(6,655)	—	—
Translation of Foreign Currency-Denominated Amounts	(315)	207	(1,813)	640	—	—

Net Increase (Decrease) in Net Assets Resulting from Operations	1,634,265	(384,159)	9,554,550	(2,274,896)	23,947	(8)

Distributions:
Institutional Class Shares	(144,492)	(119,035)	(761,635)	(616,813)	(727)	(627)
Capital Share Transactions (1):
Shares Issued	711,780	1,926,246	5,674,163	8,116,550	44,864	15,132
Shares Issued in Lieu of Cash Distributions	134,111	109,607	732,468	589,210	727	627
Shares Redeemed	(1,003,971)	(2,188,646)	(5,535,524)	(11,407,917)	(12,748)	(12,842)

Net Increase (Decrease) from Capital Share Transactions	(158,080)	(152,793)	871,107	(2,702,157)	32,843	2,917

Total Increase (Decrease) in Net Assets	1,331,693	(655,987)	9,664,022	(5,593,866)	56,063	2,282
Net Assets
Beginning of Year	4,700,488	5,356,475	24,965,561	30,559,427	43,568	41,286

End of Year	$6,032,181	$4,700,488	$34,629,583	$24,965,561	$99,631	$43,568

(1) Shares Issued and Redeemed:
Shares Issued	26,957	94,221	365,542	716,205	3,098	1,667
Shares Issued in Lieu of Cash Distributions	5,054	5,201	47,003	47,443	58	54
Shares Redeemed	(38,575)	(109,723)	(359,922)	(1,014,855)	(886)	(1,300)

Net Increase (Decrease) from Shares Issued and Redeemed	(6,564)	(10,301)	52,623	(251,207)	2,270	421

*	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2021 of $0, $0 and $5, respectively.
**	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2020 of $0, $0 and $0, respectively.
***	Investment Income and Realized and Unrealized Gain (Loss) were allocated from the Portfolio’s Master Fund (Affiliated Investment Company).

See accompanying Notes to Financial Statements.

105

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	International Small Company Portfolio***		Japanese Small Company Portfolio***		Asia Pacific Small Company Portfolio***
	Year Ended Oct 31, 2021	Year Ended Oct 31, 2020	Year Ended Oct 31, 2021	Year Ended Oct 31, 2020	Year Ended Oct 31, 2021	Year Ended Oct 31, 2020
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$238,915	$219,740	$8,010	$8,936	$13,100	$12,909
Net Realized Gain (Loss) on:
Transactions Allocated from Affiliated Investment Company*,**	837,220	(279,498)	17,921	(2,944)	49,285	(3,570)
Futures	26,350	13,320	—	—	—	—
Change in Unrealized Appreciation (Depreciation) of:
Transactions Allocated from Affiliated Investment Company	2,927,439	(573,955)	31,604	(15,236)	75,175	1,830
Futures	3,416	(2,575)	—	—	—	—

Net Increase (Decrease) in Net Assets Resulting from Operations	4,033,340	(622,968)	57,535	(9,244)	137,560	11,169

Distributions:
Institutional Class Shares	(220,133)	(529,962)	(10,581)	(23,243)	(12,808)	(14,178)
Capital Share Transactions (1):
Shares Issued	2,604,837	2,566,857	19,129	67,280	13,533	71,668
Shares Issued in Lieu of Cash Distributions	214,868	511,580	10,580	23,242	12,805	14,174
Shares Redeemed	(3,315,191)	(4,527,485)	(163,522)	(231,407)	(148,282)	(44,800)

Net Increase (Decrease) from Capital Share Transactions	(495,486)	(1,449,048)	(133,813)	(140,885)	(121,944)	41,042

Total Increase (Decrease) in Net Assets	3,317,721	(2,601,978)	(86,859)	(173,372)	2,808	38,033
Net Assets
Beginning of Year	10,148,132	12,750,110	466,696	640,068	378,682	340,649

End of Year	$13,465,853	$10,148,132	$379,837	$466,696	$381,490	$378,682

(1) Shares Issued and Redeemed:
Shares Issued	116,406	166,813	736	3,412	520	4,296
Shares Issued in Lieu of Cash Distributions	10,453	27,715	418	928	559	681
Shares Redeemed	(151,391)	(292,110)	(6,381)	(10,105)	(5,727)	(2,301)

Net Increase (Decrease) from Shares Issued and Redeemed	(24,532)	(97,582)	(5,227)	(5,765)	(4,648)	2,676

*	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2021 of $0, $0 and $0, respectively.
**	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2020 of $0, $0 and $0, respectively.
***	Investment Income and Realized and Unrealized Gain (Loss) were allocated from the Portfolio’s Master Fund (Affiliated Investment Company).

See accompanying Notes to Financial Statements.

106

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	United Kingdom Small Company Portfolio***		Continental Small Company Portfolio***		DFA International Real Estate Securities Portfolio
	Year Ended Oct 31, 2021	Year Ended Oct 31, 2020	Year Ended Oct 31, 2021	Year Ended Oct 31, 2020	Year Ended Oct 31, 2021	Year Ended Oct 31, 2020
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$658	$377	$13,506	$9,756	$185,202	$190,031
Net Realized Gain (Loss) on:
Investment Securities Sold*,**	—	—	—	—	(56,022)	(107,519)
Affiliated Investment Companies Shares Sold	—	—	—	—	(43)	(33)
Transactions Allocated from Affiliated Investment Company*,**	1,117	78	44,052	(23,161)	—	—
Futures	—	—	—	—	13,260	21,374
Foreign Currency Transactions	—	—	—	—	(485)	1,329
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	—	—	—	—	1,378,475	(1,553,230)
Affiliated Investment Companies Shares	—	—	—	—	(2)	14
Transactions Allocated from Affiliated Investment Company	7,530	(3,815)	216,160	(31,479)	—	—
Futures	—	—	—	—	3,086	(2,070)
Translation of Foreign Currency-Denominated Amounts	—	—	—	—	(414)	310

Net Increase (Decrease) in Net Assets Resulting from Operations	9,305	(3,360)	273,718	(44,884)	1,523,057	(1,449,794)

Distributions:
Institutional Class Shares	(589)	(2,447)	(13,461)	(8,902)	—	(717,271)
Capital Share Transactions (1):
Shares Issued	26,424	3,517	76,760	73,968	714,047	1,196,937
Shares Issued in Lieu of Cash Distributions	588	2,447	13,460	8,888	—	707,587
Shares Redeemed	(8,462)	(9,830)	(20,462)	(148,431)	(896,488)	(1,388,574)

Net Increase (Decrease) from Capital Share Transactions	18,550	(3,866)	69,758	(65,575)	(182,441)	515,950

Total Increase (Decrease) in Net Assets	27,266	(9,673)	330,015	(119,361)	1,340,616	(1,651,115)
Net Assets
Beginning of Year	16,867	26,540	537,744	657,105	4,646,848	6,297,963

End of Year	$44,133	$16,867	$867,759	$537,744	$5,987,464	$4,646,848

(1) Shares Issued and Redeemed:
Shares Issued	855	153	2,229	2,953	148,690	304,948
Shares Issued in Lieu of Cash Distributions	20	88	418	361	—	144,701
Shares Redeemed	(274)	(404)	(622)	(7,187)	(192,731)	(341,397)

Net Increase (Decrease) from Shares Issued and Redeemed	601	(163)	2,025	(3,873)	(44,041)	108,252

*	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2021 of $0, $0 and $0, respectively.
**	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2020 of $0, $0 and $0, respectively.
***	Investment Income and Realized and Unrealized Gain (Loss) were allocated from the Portfolio’s Master Fund (Affiliated Investment Company).

See accompanying Notes to Financial Statements.

107

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	DFA Global Real Estate Securities Portfolio		DFA International Small Cap Value Portfolio		International Vector Equity Portfolio
	Year Ended Oct 31, 2021	Year Ended Oct 31, 2020	Year Ended Oct 31, 2021	Year Ended Oct 31, 2020	Year Ended Oct 31, 2021	Year Ended Oct 31, 2020
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$124,365	$513,699	$261,889	$228,060	$82,679	$59,466
Capital Gain Distributions Received from Investment Securities	1,045	1,750	—	—	—	—
Net Realized Gain (Loss) on:
Investment Securities Sold*,**	43,747	(42,440)	541,397	(411,850)	191,536	(76,225)
Affiliated Investment Companies Shares Sold	60,992	22,534	(1)	(2)	(7)	(7)
Futures	1,671	(362)	26,234	35,047	(437)	(8,170)
Foreign Currency Transactions	—	—	1,071	6,447	49	296
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	1,755,986	(868,809)	3,392,048	(1,526,362)	860,557	(125,231)
Affiliated Investment Companies Shares	1,097,358	(1,432,797)	(25)	(8)	(8)	15
Futures	—	—	9,695	(7,947)	826	—
Translation of Foreign Currency-Denominated Amounts	—	—	(1,012)	(289)	(279)	132

Net Increase (Decrease) in Net Assets Resulting from Operations	3,085,164	(1,806,425)	4,231,296	(1,676,904)	1,134,916	(149,724)

Distributions:
Institutional Class Shares	(186,953)	(599,021)	(258,254)	(430,950)	(74,200)	(57,640)
Capital Share Transactions (1):
Shares Issued	2,211,113	2,435,290	1,538,249	2,667,860	397,948	1,704,392
Shares Issued in Lieu of Cash Distributions	179,038	567,176	226,985	385,828	73,824	56,357
Shares Redeemed	(1,976,601)	(2,640,206)	(2,841,493)	(4,485,990)	(538,557)	(1,408,660)

Net Increase (Decrease) from Capital Share Transactions	413,550	362,260	(1,076,259)	(1,432,302)	(66,785)	352,089

Total Increase (Decrease) in Net Assets	3,311,761	(2,043,186)	2,896,783	(3,540,156)	993,931	144,725
Net Assets
Beginning of Year	7,225,825	9,269,011	9,887,928	13,428,084	2,722,859	2,578,134

End of Year	$10,537,586	$7,225,825	$12,784,711	$9,887,928	$3,716,790	$2,722,859

(1) Shares Issued and Redeemed:
Shares Issued	189,077	243,141	74,227	181,563	29,258	184,973
Shares Issued in Lieu of Cash Distributions	16,811	49,884	11,757	20,438	5,458	5,172
Shares Redeemed	(168,470)	(267,327)	(140,273)	(292,999)	(39,764)	(150,794)

Net Increase (Decrease) from Shares Issued and Redeemed	37,418	25,698	(54,289)	(90,998)	(5,048)	39,351

*	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2021 of $0, $0 and $0, respectively.
**	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2020 of $0, $0 and $0, respectively.

See accompanying Notes to Financial Statements.

108

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	International High Relative Profitability Portfolio		World ex U.S. Value Portfolio***
	Year Ended Oct 31, 2021	Year Ended Oct 31, 2020	Year Ended Oct 31, 2021	Year Ended Oct 31, 2020
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$45,392	$19,772	$9,084	$6,168
Capital Gain Distributions Received from Investment Securities	—	—	—	440
Net Realized Gain (Loss) on:
Investment Securities Sold*,**	43,197	(18,047)	—	—
Affiliated Investment Companies Shares Sold	(6)	(1)	252	(1,457)
Transactions Allocated from Affiliated Investment Company*,**	—	—	8,125	(14,842)
Futures	2,062	3,996	—	100
Foreign Currency Transactions	(81)	(53)	—	—
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	399,054	56,853	—	(42)
Affiliated Investment Companies Shares	(2)	5	7,908	(3,499)
Transactions Allocated from Affiliated Investment Company	—	—	68,735	(36,036)
Futures	145	(145)	—	—
Translation of Foreign Currency-Denominated Amounts	(61)	60	—	—

Net Increase (Decrease) in Net Assets Resulting from Operations	489,700	62,440	94,104	(49,168)

Distributions:
Institutional Class Shares	(43,180)	(18,018)	(8,755)	(6,579)
Capital Share Transactions (1):
Shares Issued	559,296	1,014,049	60,323	54,277
Shares Issued in Lieu of Cash Distributions	42,393	17,687	8,749	6,573
Shares Redeemed	(339,830)	(259,261)	(52,670)	(100,557)

Net Increase (Decrease) from Capital Share Transactions	261,859	772,475	16,402	(39,707)

Total Increase (Decrease) in Net Assets	708,379	816,897	101,751	(95,454)
Net Assets
Beginning of Year	1,475,345	658,448	206,915	302,369

End of Year	$2,183,724	$1,475,345	$308,666	$206,915

(1) Shares Issued and Redeemed:
Shares Issued	42,975	101,501	4,967	6,299
Shares Issued in Lieu of Cash Distributions	3,204	1,705	723	672
Shares Redeemed	(25,822)	(25,836)	(4,335)	(11,524)

Net Increase (Decrease) from Shares Issued and Redeemed	20,357	77,370	1,355	(4,553)

*	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2021 of $0 and $84, respectively.
**	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2020 of $0 and $2, respectively.
***	Investment Income and Realized and Unrealized Gain (Loss) were allocated from the Portfolio’s Master Fund (Affiliated Investment Company).

See accompanying Notes to Financial Statements.

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DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	World ex U.S. Core Equity		World Core Equity		Selectively Hedged
	Portfolio		Portfolio		Global Equity Portfolio
	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	Oct 31,	Oct 31,	Oct 31,	Oct 31,	Oct 31,	Oct 31,
	2021	2020	2021	2020	2021	2020
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$98,566	$77,826	$16,261	$14,907	$5,395	$5,790
Capital Gain Distributions Received from Investment Securities	—	—	—	8,146	—	4,097
Net Realized Gain (Loss) on:
Investment Securities Sold*,**	21,498	(110,980)	—	—	—	—
Affiliated Investment Companies Shares Sold	(2)	(23)	10,552	(19,813)	15,611	(689)
Futures	8,882	13,484	(18)	(122)	1,247	460
Foreign Currency Transactions	(357)	1,255	—	—	—	—
Forward Currency Contracts	—	—	—	—	694	(1,961)
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	991,909	(169,554)	—	—	(19)	—
Affiliated Investment Companies Shares	(6)	17	283,947	3,079	88,688	(13,537)
Futures	1,632	(598)	—	—	196	(146)
Translation of Foreign Currency-Denominated Amounts	(210)	101	—	—	—	—
Forward Currency Contracts	—	—	—	—	121	710

Net Increase (Decrease) in Net Assets Resulting from Operations	1,121,912	(188,472)	310,742	6,197	111,933	(5,276)

Distributions:
Institutional Class Shares	(98,429)	(75,535)	(16,210)	(16,437)	(6,934)	(9,635)
Capital Share Transactions (1):
Shares Issued	608,060	1,273,174	205,873	198,881	40,778	64,436
Shares Issued in Lieu of Cash Distributions	97,865	74,685	15,000	15,264	6,900	9,598
Shares Redeemed	(850,479)	(1,592,928)	(196,293)	(313,856)	(92,479)	(146,446)

Net Increase (Decrease) from Capital Share Transactions	(144,554)	(245,069)	24,580	(99,711)	(44,801)	(72,412)

Total Increase (Decrease) in Net Assets	878,929	(509,076)	319,112	(109,951)	60,198	(87,323)
Net Assets
Beginning of Year	3,210,237	3,719,313	769,602	879,553	288,509	375,832

End of Year	$4,089,166	$3,210,237	$1,088,714	$769,602	$348,707	$288,509

(1) Shares Issued and Redeemed:
Shares Issued	45,421	135,315	9,724	13,724	2,016	4,300
Shares Issued in Lieu of Cash Distributions	7,267	7,310	711	969	372	564
Shares Redeemed	(64,633)	(168,321)	(9,418)	(20,996)	(4,584)	(9,787)

Net Increase (Decrease) from Shares Issued and Redeemed	(11,945)	(25,696)	1,017	(6,303)	(2,196)	(4,923)

*	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2021 of $16, $0 and $0, respectively.
**	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2020 of $2, $0 and $0, respectively.

See accompanying Notes to Financial Statements.

110

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	Emerging Markets		Emerging Markets		Emerging Markets Value
	Portfolio***		Small Cap Portfolio***		Portfolio***
	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	Oct 31,	Oct 31,	Oct 31,	Oct 31,	Oct 31,	Oct 31,
	2021	2020	2021	2020	2021	2020
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$140,092	$118,848	$114,098	$120,972	$420,462	$419,152
Net Realized Gain (Loss) on:
Transactions Allocated from Affiliated Investment Company*,**	398,700	62,124	592,687	(377,221)	675,824	(1,030,841)
Change in Unrealized Appreciation (Depreciation) of:
Transactions Allocated from Affiliated Investment Company	691,616	28,554	923,652	126,768	3,251,339	(1,128,949)

Net Increase (Decrease) in Net Assets Resulting from Operations	1,230,408	209,526	1,630,437	(129,481)	4,347,625	(1,740,638)

Distributions:
Class R2 Shares	—	—	—	—	(349)	(569)
Institutional Class Shares	(122,695)	(118,156)	(128,503)	(170,927)	(381,943)	(441,483)

Total Distributions	(122,695)	(118,156)	(128,503)	(170,927)	(382,292)	(442,052)

Capital Share Transactions (1):
Shares Issued	1,466,367	1,949,203	453,465	767,311	1,803,325	3,023,264
Shares Issued in Lieu of Cash Distributions	118,246	110,017	120,830	161,476	368,413	425,730
Shares Redeemed	(2,119,497)	(2,466,550)	(1,840,038)	(2,172,505)	(5,474,850)	(5,847,897)

Net Increase (Decrease) from Capital Share Transactions	(534,884)	(407,330)	(1,265,743)	(1,243,718)	(3,303,112)	(2,398,903)

Total Increase (Decrease) in Net Assets	572,829	(315,960)	236,191	(1,544,126)	662,221	(4,581,593)
Net Assets
Beginning of Year	5,652,358	5,968,318	4,879,733	6,423,859	12,609,489	17,191,082

End of Year	$6,225,187	$5,652,358	$5,115,924	$4,879,733	$13,271,710	$12,609,489

(1) Shares Issued and Redeemed:
Shares Issued	43,254	81,083	18,380	43,649	58,117	131,688
Shares Issued in Lieu of Cash Distributions	3,525	4,148	5,119	8,071	12,138	16,867
Shares Redeemed	(62,966)	(97,296)	(75,078)	(123,692)	(175,638)	(250,369)

Net Increase (Decrease) from Shares Issued and Redeemed	(16,187)	(12,065)	(51,579)	(71,972)	(105,383)	(101,814)

*	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2021 of $49, $2,304 and $11,984, respectively.
**	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2020 of $0, $162 and $365, respectively.
***	Investment Income and Realized and Unrealized Gain (Loss) were allocated from the Portfolio’s Master Fund (Affiliated Investment Company).

See accompanying Notes to Financial Statements.

111

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	Emerging Markets Core		Emerging Markets Targeted
	Equity Portfolio		Value Portfolio
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	Oct 31,	Oct 31,	Oct 31,	Oct 31,
	2021	2020	2021	2020
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$670,994	$561,952	$5,084	$3,141
Net Realized Gain (Loss) on:
Investment Securities Sold*,**	544,729	(1,673,803)	17,753	1,473
Affiliated Investment Companies Shares Sold	(14)	(9)	—	—
Futures	67,395	69,434	348	(609)
Foreign Currency Transactions	(15,240)	(17,720)	(82)	36
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	5,134,175	760,317	42,862	3,387
Affiliated Investment Companies Shares	(32)	17	—	—
Futures	15,950	(12,657)	67	(13)
Translation of Foreign Currency-Denominated Amounts	100	(579)	2	(4)

Net Increase (Decrease) in Net Assets Resulting from Operations	6,418,057	(313,048)	66,034	7,411

Distributions:
Institutional Class Shares	(590,306)	(585,760)	(4,500)	(3,875)
Capital Share Transactions (1):
Shares Issued	4,891,169	6,136,399	53,547	116,272
Shares Issued in Lieu of Cash Distributions	560,095	555,504	4,385	3,875
Shares Redeemed	(6,904,346)	(9,635,005)	(54,708)	(67,880)

Net Increase (Decrease) from Capital Share Transactions	(1,453,082)	(2,943,102)	3,224	52,267

Total Increase (Decrease) in Net Assets	4,374,669	(3,841,910)	64,758	55,803
Net Assets
Beginning of Year	24,780,700	28,622,610	170,163	114,360

End of Year	$29,155,369	$24,780,700	$234,921	$170,163

(1) Shares Issued and Redeemed:
Shares Issued	191,908	329,136	4,233	14,050
Shares Issued in Lieu of Cash Distributions	22,111	28,643	389	366
Shares Redeemed	(273,309)	(529,560)	(4,246)	(7,864)

Net Increase (Decrease) from Shares Issued and Redeemed	(59,290)	(171,781)	376	6,552

*	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2021 of $257 and $239, respectively.
**	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2020 of $72 and $0, respectively.

See accompanying Notes to Financial Statements.

112

DFA INVESTMENT DIMENSIONS GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

	Large Cap International Portfolio					International Core Equity Portfolio
	Year Ended Oct 31, 2021	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2018	Year Ended Oct 31, 2017	Year Ended Oct 31, 2021	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2018	Year Ended Oct 31, 2017
Net Asset Value, Beginning of Year	$20.90	$22.78	$21.29	$23.52	$19.52	$12.08	$13.19	$12.65	$14.23	$11.58

Income from Investment Operations (A)
Net Investment Income (Loss)	0.70	0.49	0.70	0.66	0.58	0.40	0.28	0.41	0.38	0.34
Net Gains (Losses) on Securities (Realized and Unrealized)	6.70	(1.87)	1.47	(2.25)	4.00	4.24	(1.11)	0.53	(1.60)	2.63

Total from Investment Operations	7.40	(1.38)	2.17	(1.59)	4.58	4.64	(0.83)	0.94	(1.22)	2.97

Less Distributions:
Net Investment Income	(0.67)	(0.50)	(0.68)	(0.64)	(0.58)	(0.37)	(0.28)	(0.40)	(0.36)	(0.32)

Total Distributions	(0.67)	(0.50)	(0.68)	(0.64)	(0.58)	(0.37)	(0.28)	(0.40)	(0.36)	(0.32)

Net Asset Value, End of Year	$27.63	$20.90	$22.78	$21.29	$23.52	$16.35	$12.08	$13.19	$12.65	$14.23

Total Return	35.55%	(6.05%)	10.38%	(6.97%)	23.79%	38.56%	(6.32%)	7.67%	(8.79%)	26.02%

Net Assets, End of Year (thousands)	$6,032,181	$4,700,488	$5,356,475	$4,587,406	$4,723,090	$34,629,583	$24,965,561	$30,559,427	$27,174,589	$25,443,968
Ratio of Expenses to Average Net Assets	0.19%	0.22%	0.23%	0.23%	0.25%	0.25%	0.30%	0.29%	0.30%	0.30%
Ratio of Expenses to Average Net Assets (Excluding Fees Waived, Expenses Reimbursed by Advisor and Fees Paid Indirectly)	0.19%	0.23%	0.24%	0.23%	0.25%	0.25%	0.30%	0.31%	0.30%	0.32%
Ratio of Net Investment Income to Average Net Assets	2.65%	2.31%	3.22%	2.78%	2.72%	2.56%	2.24%	3.21%	2.67%	2.62%
Portfolio Turnover Rate	14%	19%	7%	8%	10%	8%	4%	6%	4%	6%

See page 1-2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

113

DFA INVESTMENT DIMENSIONS GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

	Global Small Company Portfolio						International Small Company Portfolio
	Year Ended Oct 31, 2021	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2018	Period Jan 18, 2017 ʊ to Oct 31, 2017		Year Ended Oct 31, 2021	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2018	Year Ended Oct 31, 2017
Net Asset Value, Beginning of Period	$10.50	$11.07	$10.73	$11.53	$10.00		$16.84	$18.21	$18.46	$21.52	$17.78

Income from Investment Operations (A)
Net Investment Income (Loss)	0.22	0.15	0.18	0.19	0.14		0.41	0.33	0.43	0.46	0.41
Net Gains (Losses) on Securities (Realized and Unrealized)	4.97	(0.55)	0.27	(0.75)	1.39		6.42	(0.93)	0.58	(2.41)	4.13

Total from Investment Operations	5.19	(0.40)	0.45	(0.56)	1.53		6.83	(0.60)	1.01	(1.95)	4.54

Less Distributions:
Net Investment Income	(0.17)	(0.17)	(0.11)	(0.17)	—		(0.38)	(0.37)	(0.44)	(0.44)	(0.34)
Net Realized Gains	—	—	—	(0.07)	—		—	(0.40)	(0.82)	(0.67)	(0.46)

Total Distributions	(0.17)	(0.17)	(0.11)	(0.24)	—		(0.38)	(0.77)	(1.26)	(1.11)	(0.80)

Net Asset Value, End of Period	$15.52	$10.50	$11.07	$10.73	$11.53		$23.29	$16.84	$18.21	$18.46	$21.52

Total Return	49.81%	(3.75%)	4.29%	(5.02%)	15.30	%(B)	40.83%	(3.64%)	6.44%	(9.54%)	26.54%

Net Assets, End of Period (thousands)	$99,631	$43,568	$41,286	$31,380	$15,021		$13,465,853	$10,148,132	$12,750,110	$12,656,204	$13,490,290
Ratio of Expenses to Average Net Assets *(C)	0.47%	0.47%	0.49%	0.49%	0.42	%(D)(E)	0.46%	0.53%	0.54%	0.53%	0.53%
Ratio of Expenses to Average Net Assets (Excluding Fees Waived, Expenses Reimbursed by Advisor) *(C)	0.71%	0.85%	0.93%	0.90%	1.14	%(D)(E)	0.46%	0.53%	0.54%	0.53%	0.53%
Ratio of Net Investment Income to Average Net Assets	1.49%	1.50%	1.69%	1.58%	1.74	%(D)(E)	1.90%	1.96%	2.44%	2.18%	2.14%

* The Ratio of Expenses to Average Net Assets is inclusive of acquired fund fees and expenses incurred by the Portfolio indirectly as a result of Portfolio’s investment in Underlying Funds as follows:	0.24%	0.27%	0.27%	0.26%	0.27%		0.12%	0.12%	0.12%	0.12%	0.12%

See page 1-2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

114

DFA INVESTMENT DIMENSIONS GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

	Japanese Small Company Portfolio					Asia Pacific Small Company Portfolio
	Year Ended Oct 31, 2021	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2018	Year Ended Oct 31, 2017	Year Ended Oct 31, 2021	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2018	Year Ended Oct 31, 2017
Net Asset Value, Beginning of Year	$23.39	$24.89	$25.70	$28.56	$23.01	$20.13	$21.11	$20.83	$23.71	$21.27

Income from Investment Operations (A)
Net Investment Income (Loss)	0.44	0.40	0.45	0.43	0.37	0.75	0.75	0.77	0.84	0.74
Net Gains (Losses) on Securities (Realized and Unrealized)	2.51	(0.91)	0.37	(2.59)	5.61	6.74	(0.77)	0.19	(2.76)	2.45

Total from Investment Operations	2.95	(0.51)	0.82	(2.16)	5.98	7.49	(0.02)	0.96	(1.92)	3.19

Less Distributions:
Net Investment Income	(0.54)	(0.61)	(0.28)	(0.70)	(0.43)	(0.68)	(0.96)	(0.68)	(0.96)	(0.75)
Net Realized Gains	—	(0.38)	(1.35)	—	—	—	—	—	—	—

Total Distributions	(0.54)	(0.99)	(1.63)	(0.70)	(0.43)	(0.68)	(0.96)	(0.68)	(0.96)	(0.75)

Net Asset Value, End of Year	$25.80	$23.39	$24.89	$25.70	$28.56	$26.94	$20.13	$21.11	$20.83	$23.71

Total Return	12.66%	(2.32%)	4.01%	(7.82%)	26.56%	37.81%	(0.23%)	4.81%	(8.51%)	15.70%

Net Assets, End of Year (thousands)	$379,837	$466,696	$640,068	$622,650	$647,978	$381,490	$378,682	$340,649	$346,335	$332,153
Ratio of Expenses to Average Net Assets (F)	0.47%	0.54%	0.55%	0.53%	0.54%	0.48%	0.54%	0.57%	0.54%	0.54%
Ratio of Expenses to Average Net Assets (Excluding Fees Waived, Expenses Reimbursed by Advisor) (F)	0.57%	0.64%	0.65%	0.63%	0.64%	0.58%	0.64%	0.67%	0.64%	0.64%
Ratio of Net Investment Income to Average Net Assets	1.69%	1.74%	1.91%	1.49%	1.50%	3.01%	3.92%	3.65%	3.57%	3.41%

See page 1-2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

115

DFA INVESTMENT DIMENSIONS GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

	United Kingdom Small Company Portfolio					Continental Small Company Portfolio
	Year Ended Oct 31, 2021	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2018	Year Ended Oct 31, 2017	Year Ended Oct 31, 2021	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2018	Year Ended Oct 31, 2017
Net Asset Value, Beginning of Year	$21.35	$27.85	$26.95	$32.67	$27.21	$23.82	$24.84	$24.37	$28.24	$21.48

Income from Investment Operations (A)
Net Investment Income (Loss)	0.58	0.43	0.76	0.85	0.87	0.57	0.40	0.55	0.61	0.45
Net Gains (Losses) on Securities (Realized and Unrealized)	10.31	(4.00)	1.68	(3.65)	6.67	11.45	(1.04)	1.23	(3.68)	6.73

Total from Investment Operations	10.89	(3.57)	2.44	(2.80)	7.54	12.02	(0.64)	1.78	(3.07)	7.18

Less Distributions:
Net Investment Income	(0.52)	(0.68)	(0.47)	(0.79)	(0.93)	(0.57)	(0.38)	(0.51)	(0.59)	(0.42)
Net Realized Gains	—	(2.25)	(1.07)	(2.13)	(1.15)	—	—	(0.80)	(0.21)	—

Total Distributions	(0.52)	(2.93)	(1.54)	(2.92)	(2.08)	(0.57)	(0.38)	(1.31)	(0.80)	(0.42)

Net Asset Value, End of Year	$31.72	$21.35	$27.85	$26.95	$32.67	$35.27	$23.82	$24.84	$24.37	$28.24

Total Return	51.31%	(15.27%)	10.14%	(9.34%)	29.28%	50.70%	(2.63%)	7.94%	(11.14%)	33.68%

Net Assets, End of Year (thousands)	$44,133	$16,867	$26,540	$36,351	$45,177	$867,759	$537,744	$657,105	$645,651	$592,347
Ratio of Expenses to Average Net Assets (F)	0.59%	0.59%	0.59%	0.58%	0.59%	0.47%	0.54%	0.56%	0.54%	0.56%
Ratio of Expenses to Average Net Assets (Excluding Fees Waived, Expenses Reimbursed by Advisor) (F)	0.74%	0.86%	0.82%	0.68%	0.71%	0.57%	0.64%	0.66%	0.64%	0.66%
Ratio of Net Investment Income to Average Net Assets	1.88%	1.89%	2.92%	2.75%	2.93%	1.76%	1.68%	2.30%	2.16%	1.78%

See page 1-2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

116

DFA INVESTMENT DIMENSIONS GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

	DFA International Real Estate Securities Portfolio					DFA Global Real Estate Securities Portfolio
	Year	Year	Year	Year	Year	Year		Year		Year		Year		Year
	Ended	Ended	Ended	Ended	Ended	Ended		Ended		Ended		Ended		Ended
	Oct 31,	Oct 31,	Oct 31,	Oct 31,	Oct 31,	Oct 31,		Oct 31,		Oct 31,		Oct 31,		Oct 31,
	2021	2020	2019	2018	2017	2021		2020		2019		2018		2017
Net Asset Value, Beginning of Year	$3.77	$5.61	$4.85	$5.07	$5.23	$9.57		$12.71		$10.71		$10.90		$10.84

Income from Investment Operations (A)
Net Investment Income (Loss)	0.16	0.15	0.20	0.22	0.21	0.16		0.68		0.34	**	0.48		0.43
Net Gains (Losses) on Securities (Realized and Unrealized)	1.11	(1.35)	0.83	(0.22)	0.04	3.80		(3.00)		2.16	**	(0.26)		0.15

Total from Investment Operations	1.27	(1.20)	1.03	—	0.25	3.96		(2.32)		2.50		0.22		0.58

Less Distributions:
Net Investment Income	—	(0.64)	(0.27)	(0.22)	(0.41)	(0.20)		(0.70)		(0.50)		(0.34)		(0.49)
Net Realized Gains	—	—	—	—	—	(0.04)		(0.12)		(—)		(0.07)		(0.03)

Total Distributions	—	(0.64)	(0.27)	(0.22)	(0.41)	(0.24)		(0.82)		(0.50)		(0.41)		(0.52)

Net Asset Value, End of Year	$5.04	$3.77	$5.61	$4.85	$5.07	$13.29		$9.57		$12.71		$10.71		$10.90

Total Return	33.69%	(23.98%)	22.54%	(0.24%)	5.46%	42.08%		(19.28%)		24.55%		1.91%		5.82%

Net Assets, End of Year (thousands)	$5,987,464	$4,646,848	$6,297,963	$5,442,507	$5,497,753	$10,537,586		$7,225,825		$9,269,011		$7,475,924		$6,753,782
Ratio of Expenses to Average Net Assets *	0.27%	0.26%	0.27%	0.28%	0.28%	0.24	%(C)	0.24	%(C)	0.24	%(C)	0.24	%(C)	0.24	%(C)
Ratio of Expenses to Average Net Assets (Excluding Fees Waived, Expenses Reimbursed by Advisor and Fees Paid Indirectly) *	0.27%	0.27%	0.28%	0.28%	0.28%	0.34	%(C)	0.34	%(C)	0.35	%(C)	0.35	%(C)	0.37	%(C)
Ratio of Net Investment Income to Average Net Assets	3.29%	3.61%	4.01%	4.27%	4.19%	1.33%		6.44%		2.95	%**	4.42%		4.03%
Portfolio Turnover Rate	8%	12%	8%	5%	1%	1%		0%		0%		3%		2%

* The Ratio of Expenses to Average Net Assets is inclusive of acquired fund fees and expenses incurred by the Portfolio indirectly as a result of Portfolio’s investment in Underlying Funds as follows:	N/A	N/A	N/A	N/A	N/A	0.11%		0.12%		0.13%		0.13%		0.15%

See page 1-2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

117

DFA INVESTMENT DIMENSIONS GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

	DFA International Small Cap Value Portfolio					International Vector Equity Portfolio
	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	Oct 31,	Oct 31,	Oct 31,	Oct 31,	Oct 31,	Oct 31,	Oct 31,	Oct 31,	Oct 31,	Oct 31,
	2021	2020	2019	2018	2017	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Year	$15.65	$18.58	$19.24	$23.51	$19.31	$10.42	$11.62	$11.74	$13.33	$10.78

Income from Investment Operations (A)
Net Investment Income (Loss)	0.44	0.33	0.45	0.47	0.39	0.32	0.23	0.33	0.32	0.28
Net Gains (Losses) on Securities (Realized and Unrealized)	6.48	(2.65)	(0.01)	(3.44)	4.72	4.06	(1.20)	0.24	(1.56)	2.57

Total from Investment Operation	6.92	(2.32)	0.44	(2.97)	5.11	4.38	(0.97)	0.57	(1.24)	2.85

Less Distributions:
Net Investment Income	(0.43)	(0.32)	(0.48)	(0.56)	(0.29)	(0.29)	(0.23)	(0.34)	(0.30)	(0.28)
Net Realized Gains	—	(0.29)	(0.62)	(0.74)	(0.62)	—	—	(0.35)	(0.05)	(0.02)

Total Distributions	(0.43)	(0.61)	(1.10)	(1.30)	(0.91)	(0.29)	(0.23)	(0.69)	(0.35)	(0.30)

Net Asset Value, End of Year	$22.14	$15.65	$18.58	$19.24	$23.51	$14.51	$10.42	$11.62	$11.74	$13.33

Total Return	44.61%	(13.03%)	2.94%	(13.37%)	27.49%	42.24%	(8.41%)	5.49%	(9.52%)	26.83%

Net Assets, End of Year (thousands)	$12,784,711	$9,887,928	$13,428,084	$13,787,695	$16,162,471	$3,716,790	$2,722,859	$2,578,134	$2,441,217	$2,529,852
Ratio of Expenses to Average Net Assets	0.53%	0.65%	0.68%	0.68%	0.68%	0.42%	0.47%	0.50%	0.48%	0.49%
Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly)	0.53%	0.66%	0.69%	0.68%	0.68%	0.42%	0.48%	0.50%	0.48%	0.49%
Ratio of Net Investment Income to Average Net Assets	2.13%	2.02%	2.48%	2.10%	1.85%	2.35%	2.20%	2.94%	2.40%	2.36%
Portfolio Turnover Rate	15%	14%	18%	23%	21%	15%	18%	17%	12%	5%

See page 1-2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

118

DFA INVESTMENT DIMENSIONS GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

	International High Relative Profitability Portfolio						World Ex U.S. Value Portfolio
	Year	Year	Year	Year	Period May 16,		Year		Year		Year		Year		Year
	Ended	Ended	Ended	Ended	2017 ʊ to		Ended		Ended		Ended		Ended		Ended
	Oct 31,	Oct 31,	Oct 31,	Oct 31,	Oct 31,		Oct 31,		Oct 31,		Oct 31,		Oct 31,		Oct 31,
	2021	2020	2019	2018	2017		2021		2020		2019		2018		2017
Net Asset Value, Beginning of Period	$10.64	$10.74	$9.71	$10.68	$10.00		$8.99		$10.97		$11.16		$12.71		$10.31

Income from Investment Operations (A)
Net Investment Income (Loss)	0.30	0.21	0.27	0.26	0.08		0.38		0.25		0.35		0.34		0.31
Net Gains (Losses) on Securities (Realized and Unrealized)	3.08	(0.13)	1.00	(1.01)	0.66		3.66		(1.96)		0.04		(1.48)		2.33

Total from Investment Operations	3.38	0.08	1.27	(0.75)	0.74		4.04		(1.71)		0.39		(1.14)		2.64

Less Distributions:
Net Investment Income	(0.29)	(0.18)	(0.24)	(0.22)	(0.06)		(0.36)		(0.27)		(0.35)		(0.41)		(0.24)
Net Realized Gains	—	—	—	—	—		—		—		(0.23)		—		—

Total Distributions	(0.29)	(0.18)	(0.24)	(0.22)	(0.06)		(0.36)		(0.27)		(0.58)		(0.41)		(0.24)

Net Asset Value, End of Period	$13.73	$10.64	$10.74	$9.71	$10.68		$12.67		$8.99		$10.97		$11.16		$12.71

Total Return	31.85%	0.80%	13.19%	(7.20%)	7.38	%(B)	45.23%		(15.76%)		3.75%		(9.22%)		25.97%

Net Assets, End of Period (thousands)	$2,183,724	$1,475,345	$658,448	$266,868	$67,793		$308,666		$206,915		$302,369		$240,668		$246,551
Ratio of Expenses to Average Net Assets *	0.30%	0.30%	0.33%	0.35%	0.31	%(D)(E)	0.44	%(C)	0.50	%(C)	0.54	%(C)	0.52	%(C)	0.52	%(C)
Ratio of Expenses to Average Net Assets (Excluding Fees Waived, Expenses Reimbursed by Advisor and Fees Paid Indirectly) *	0.30%	0.31%	0.34%	0.35%	0.65	%(D)(E)	0.64	%(C)	0.71	%(C)	0.76	%(C)	0.74	%(C)	0.75	%(C)
Ratio of Net Investment Income to Average Net Assets	2.30%	1.97%	2.69%	2.41%	1.76	%(D)(E)	3.14%		2.56%		3.25%		2.72%		2.69%
Portfolio Turnover Rate	15%	15%	9%	9%	2	%(B)	N/A		N/A		N/A		N/A		N/A

* The Ratio of Expenses to Average Net Assets is inclusive of acquired fund fees and expenses incurred by the Portfolio indirectly as a result of Portfolio’s investment in Underlying Funds as follows:	N/A	N/A	N/A	N/A	N/A		0.20%		0.23%		0.24%		0.24%		0.25%

See page 1-2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

119

DFA INVESTMENT DIMENSIONS GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

	World Ex U.S. Core Equity Portfolio
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	Oct 31,	Oct 31,	Oct 31,	Oct 31,	Oct 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$10.44	$11.17	$10.65	$12.15	$9.93

Income from Investment Operations (A)
Net Investment Income (Loss)	0.33	0.24	0.33	0.31	0.27
Net Gains (Losses) on Securities (Realized and Unrealized)	3.40	(0.74)	0.56	(1.52)	2.21

Total from Investment Operations	3.73	(0.50)	0.89	(1.21)	2.48

Less Distributions:
Net Investment Income	(0.33)	(0.23)	(0.32)	(0.29)	(0.26)
Net Realized Gains	—	—	(0.05)	—	—

Total Distributions	(0.33)	(0.23)	(0.37)	(0.29)	(0.26)

Net Asset Value, End of Period	$13.84	$10.44	$11.17	$10.65	$12.15

Total Return	35.87%	(4.42%)	8.64%	(10.22%)	25.33%

Net Assets, End of Period (thousands)	$4,089,166	$3,210,237	$3,719,313	$3,129,791	$2,805,367
Ratio of Expenses to Average Net Assets	0.32%	0.35%	0.37%	0.39%	0.40%
Ratio of Expenses to Average Net Assets (Excluding Fees Waived, Expenses Reimbursed by Advisor and Fees Paid Indirectly)	0.32%	0.36%	0.38%	0.37%	0.40%
Ratio of Net Investment Income to Average Net Assets	2.49%	2.26%	3.02%	2.56%	2.48%
Portfolio Turnover Rate	6%	13%	8%	4%	4%

See page 1-2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

120

DFA INVESTMENT DIMENSIONS GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

	World Core Equity Portfolio					Selectively Hedged Global Equity Portfolio
	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	Oct 31,	Oct 31,	Oct 31,	Oct 31,	Oct 31,	Oct 31,	Oct 31,	Oct 31,	Oct 31,	Oct 31,
	2021	2020	2019	2018	2017	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Year	$16.29	$16.42	$15.40	$16.06	$13.14	$16.21	$16.54	$15.71	$16.52	$13.67

Income from Investment Operations (A)
Net Investment Income (Loss)	0.34	0.29	0.35	0.31	0.29	0.33	0.28	0.35	0.31	0.29
Net Gains (Losses) on Securities (Realized and Unrealized)	6.27	(0.10)	1.13	(0.64)	2.98	6.21	(0.18)	1.12	(0.66)	2.98

Total from Investment Operations	6.61	0.19	1.48	(0.33)	3.27	6.54	0.10	1.47	(0.35)	3.27

Less Distributions:
Net Investment Income	(0.34)	(0.29)	(0.35)	(0.30)	(0.30)	(0.20)	(0.43)	(0.44)	(0.27)	(0.30)
Net Realized Gains	—	(0.03)	(0.11)	(0.03)	(0.05)	(0.20)	—	(0.20)	(0.19)	(0.12)

Total Distributions	(0.34)	(0.32)	(0.46)	(0.33)	(0.35)	(0.40)	(0.43)	(0.64)	(0.46)	(0.42)

Net Asset Value, End of Year	$22.56	$16.29	$16.42	$15.40	$16.06	$22.35	$16.21	$16.54	$15.71	$16.52

Total Return	40.75%	1.25%	9.94%	(2.16%)	25.14%	40.81%	0.47%	10.10%	(2.28%)	24.54%

Net Assets, End of Year (thousands)	$1,088,714	$769,602	$879,553	$741,512	$546,891	$348,707	$288,509	$375,832	$403,195	$402,204
Ratio of Expenses to Average Net Assets *(C)	0.28%	0.32%	0.33%	0.35%	0.35%	0.32%	0.36%	0.37%	0.34%	0.35%
Ratio of Expenses to Average Net Assets (Excluding Fees Waived, Expenses Reimbursed by Advisor) *(C)	0.46%	0.56%	0.60%	0.59%	0.60%	0.53%	0.61%	0.63%	0.60%	0.62%
Ratio of Net Investment Income to Average Net Assets	1.64%	1.81%	2.23%	1.89%	1.95%	1.60%	1.78%	2.25%	1.87%	1.90%

* The Ratio of Expenses to Average Net Assets is inclusive of acquired fund fees and expenses incurred by the Portfolio indirectly as a result of Portfolio’s investment in Underlying Funds as follows:	0.22%	0.25%	0.27%	0.27%	0.28%	0.25%	0.28%	0.30%	0.29%	0.29%

See page 1-2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

121

DFA INVESTMENT DIMENSIONS GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

	Emerging Markets Portfolio					Emerging Markets Small Cap Portfolio
	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	Oct 31,	Oct 31,	Oct 31,	Oct 31,	Oct 31,	Oct 31,	Oct 31,	Oct 31,	Oct 31,	Oct 31,
	2021	2020	2019	2018	2017	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Year	$27.64	$27.56	$25.46	$29.55	$24.12	$19.67	$20.07	$18.72	$23.49	$20.39

Income from Investment Operations (A)
Net Investment Income (Loss)	0.74	0.55	0.73	0.61	0.49	0.52	0.41	0.48	0.53	0.49
Net Gains (Losses) on Securities (Realized and Unrealized)	5.32	0.07	2.05	(4.14)	5.43	6.41	(0.24)	1.87	(4.22)	3.58

Total from Investment Operations	6.06	0.62	2.78	(3.53)	5.92	6.93	0.17	2.35	(3.69)	4.07

Less Distributions:
Net Investment Income	(0.65)	(0.54)	(0.68)	(0.56)	(0.49)	(0.57)	(0.44)	(0.46)	(0.53)	(0.51)
Net Realized Gains	—	—	—	—	—	—	(0.13)	(0.54)	(0.55)	(0.46)

Total Distributions	(0.65)	(0.54)	(0.68)	(0.56)	(0.49)	(0.57)	(0.57)	(1.00)	(1.08)	(0.97)

Net Asset Value, End of Year	$33.05	$27.64	$27.56	$25.46	$29.55	$26.03	$19.67	$20.07	$18.72	$23.49

Total Return	21.91%	2.36%	11.06%	(12.14%)	24.83%	35.51%	0.81%	12.96%	(16.45%)	21.00%

Net Assets, End of Year (thousands)	$6,225,187	$5,652,358	$5,968,318	$5,394,188	$6,632,914	$5,115,924	$4,879,733	$6,423,859	$6,304,406	$7,249,717
Ratio of Expenses to Average Net Assets (F)	0.39%	0.44%	0.48%	0.47%	0.50%	0.63%	0.69%	0.72%	0.70%	0.73%
Ratio of Expenses to Average Net Assets (Excluding Fees Waived, Expenses Reimbursed by Advisor) (F)	0.49%	0.54%	0.58%	0.57%	0.60%	0.83%	0.89%	0.92%	0.90%	0.93%
Ratio of Net Investment Income to Average Net Assets	2.19%	2.07%	2.70%	2.08%	1.88%	2.10%	2.20%	2.44%	2.31%	2.32%

See page 1-2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

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DFA INVESTMENT DIMENSIONS GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

	Emerging Markets Value Portfolio-Class R2 Shares
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	Oct 31,	Oct 31,	Oct 31,	Oct 31,	Oct 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Year	$23.78	$27.16	$26.64	$30.13	$24.71

Income from Investment Operations (A)
Net Investment Income (Loss)	0.82	0.59	0.63	0.63	0.31
Net Gains (Losses) on Securities (Realized and Unrealized)	7.45	(3.27)	0.56	(3.48)	5.60

Total from Investment Operations	8.27	(2.68)	1.19	(2.85)	5.91

Less Distributions:
Net Investment Income	(0.77)	(0.70)	(0.67)	(0.64)	(0.49)

Total Distributions	(0.77)	(0.70)	(0.67)	(0.64)	(0.49)

Net Asset Value, End of Year	$31.28	$23.78	$27.16	$26.64	$30.13

Total Return	34.91%	(9.98%)	4.57%	(9.66%)	24.11%

Net Assets, End of Year (thousands)	$13,709	$12,587	$29,146	$25,150	$31,198
Ratio of Expenses to Average Net Assets (F)	0.74%	0.77%	0.81%	0.80%	0.81%
Ratio of Expenses to Average Net Assets (Excluding Fees Waived, Expenses Reimbursed by Advisor) (F)	0.84%	0.87%	0.91%	0.90%	0.91%
Ratio of Net Investment Income to Average Net Assets	2.68%	2.41%	2.29%	2.07%	1.19%

See page 1-2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

123

DFA INVESTMENT DIMENSIONS GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

	Emerging Markets Value Portfolio-Institutional Class Shares
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	Oct 31,	Oct 31,	Oct 31,	Oct 31,	Oct 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Year	$23.93	$27.34	$26.81	$30.32	$24.84

Income from Investment Operations (A)
Net Investment Income (Loss)	0.90	0.71	0.70	0.73	0.61
Net Gains (Losses) on Securities (Realized and Unrealized)	7.50	(3.35)	0.57	(3.53)	5.40

Total from Investment Operations	8.40	(2.64)	1.27	(2.80)	6.01

Less Distributions:
Net Investment Income	(0.85)	(0.77)	(0.74)	(0.71)	(0.53)

Total Distributions	(0.85)	(0.77)	(0.74)	(0.71)	(0.53)

Net Asset Value, End of Year	$31.48	$23.93	$27.34	$26.81	$30.32

Total Return	35.24%	(9.75%)	4.83%	(9.45%)	24.41%

Net Assets, End of Year (thousands)	$13,258,001	$12,596,902	$17,161,936	$16,431,410	$19,383,230
Ratio of Expenses to Average Net Assets (F)	0.49%	0.52%	0.56%	0.54%	0.57%
Ratio of Expenses to Average Net Assets (Excluding Fees Waived, Expenses Reimbursed by Advisor) (F)	0.59%	0.62%	0.66%	0.64%	0.67%
Ratio of Net Investment Income to Average Net Assets	2.92%	2.87%	2.54%	2.37%	2.23%

See page 1-2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

124

DFA INVESTMENT DIMENSIONS GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

	Emerging Markets Core Equity Portfolio					Emerging Markets Targeted Value Portfolio
								Period
	Year	Year	Year	Year	Year	Year	Year	Nov 14,
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	2018 ʊ to
	Oct 31,	Oct 31,	Oct 31,	Oct 31,	Oct 31,	Oct 31,	Oct 31,	Oct 31,
	2021	2020	2019	2018	2017	2021	2020	2019
Net Asset Value, Beginning of Year	$20.34	$20.59	$18.95	$22.38	$18.40	$9.71	$10.43	$10.00

Income from Investment Operations (A)
Net Investment Income (Loss)	0.57	0.43	0.53	0.50	0.42	0.28	0.21	0.24
Net Gains (Losses) on Securities (Realized and Unrealized)	4.76	(0.22)	1.64	(3.47)	3.95	3.39	(0.59)	0.20

Total from Investment Operations	5.33	0.21	2.17	(2.97)	4.37	3.67	(0.38)	0.44

Less Distributions:
Net Investment Income	(0.51)	(0.46)	(0.53)	(0.46)	(0.39)	(0.23)	(0.23)	(0.01)
Net Realized Gains	—	—	—	—	—	(0.02)	(0.11)	—

Total Distributions	(0.51)	(0.46)	(0.53)	(0.46)	(0.39)	(0.25)	(0.34)	(0.01)

Net Asset Value, End of Year	$25.16	$20.34	$20.59	$18.95	$22.38	$13.13	$9.71	$10.43

Total Return	26.19%	1.13%	11.61%	(13.48%)	24.02%	38.29%	(3.89%)	4.38	%(B)

Net Assets, End of Year (thousands)	$29,155,369	$24,780,700	$28,622,610	$25,372,759	$27,085,722	$234,921	$170,163	$114,360
Ratio of Expenses to Average Net Assets	0.42%	0.49%	0.52%	0.52%	0.55%	0.72%	0.84%	0.85	%(D)(E)
Ratio of Expenses to Average Net Assets (Excluding Fees Waived, Expenses Reimbursed by Advisor and Fees Paid Indirectly)	0.42%	0.50%	0.53%	0.52%	0.56%	0.72%	0.87%	0.95	%(D)(E)
Ratio of Net Investment Income to Average Net Assets	2.26%	2.19%	2.62%	2.25%	2.08%	2.19%	2.26%	2.30	%(D)(E)
Portfolio Turnover Rate	10%	15%	4%	4%	4%	29%	34%	12	%(B)

See page 1-2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

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DFA INVESTMENT DIMENSIONS GROUP INC.

NOTES TO FINANCIAL STATEMENTS

A. Organization:

DFA Investment Dimensions Group Inc. (the “Fund”) is an open-end management investment company registered under the Investment Company Act of 1940, whose shares are generally offered to institutional investors, retirement plans and clients of registered investment advisors. The Fund consists of one hundred operational portfolios, of which twenty-two (the “Portfolios”) are included in this section of the report. The remaining operational portfolios are presented in separate reports. The Portfolios are investment companies, and accordingly, follow the accounting and reporting guidance under the Financial Accounting Standards Board (“FASB”) Accounting Standards Certification (“ASC”), Topic 946, “Financial Services-Investment Companies.”

Of the Portfolios, seven invest all of their assets in a corresponding series or fund (each such Portfolio, a “Feeder Fund”). Of the Feeder Funds, six invest all of their assets in a corresponding series of The DFA Investment Trust Company (“DFAITC”) and one invests all of its assets in the Dimensional Emerging Markets Value Fund (“DEM”) (each such series within DFAITC and DEM, a “Master Fund”, treated as partnerships for federal income tax purposes). Six of the Portfolios generally allocate their assets among other funds managed by Dimensional Fund Advisors LP (each such Portfolio, a “Fund of Funds”). The Fund of Funds may also invest in affiliated and unaffiliated registered and unregistered money market funds. The International Small Company Portfolio invests in five Master Funds within DFAITC. The Global Small Company Portfolio invests in six Master Funds within DFAITC and one underlying fund within the Fund (each such underlying fund within the Fund, an “Underlying Fund”). The DFA Global Real Estate Securities Portfolio invests in two Underlying Funds within the Fund and directly in securities. The World ex U.S. Value Portfolio invests in three Master/Underlying Funds within the Fund, DFAITC, and DEM. The World Core Equity Portfolio and Selectively Hedged Global Equity Portfolio each invest in three Underlying Funds within the Fund. As of October 31, 2021, the following Portfolios were the owner of record of the following approximate percentages of the total outstanding shares of the following Master/Underlying Funds as detailed below:

		Percentage
		Ownership
Feeder Funds	Master/Underlying Funds	at 10/31/21
Japanese Small Company Portfolio	The Japanese Small Company Series	11%
Asia Pacific Small Company Portfolio	The Asia Pacific Small Company Series	21%
United Kingdom Small Company Portfolio	The United Kingdom Small Company Series	2%
Continental Small Company Portfolio	The Continental Small Company Series	13%
Emerging Markets Portfolio	The Emerging Markets Series	99%
Emerging Markets Small Cap Portfolio	The Emerging Markets Small Cap Series	99%
Emerging Markets Value Portfolio	Dimensional Emerging Markets Value Fund	98%

		Percentage
		Ownership
Funds of Funds	Underlying Funds	at 10/31/21
International Small Company Portfolio	The Continental Small Company Series	87%
	The Japanese Small Company Series	89%
	The United Kingdom Small Company Series	97%
	The Asia Pacific Small Company Series	79%
	The Canadian Small Company Series	97%

Global Small Company Portfolio	U.S. Small Cap Portfolio	—
	The Continental Small Company Series	—
	The Japanese Small Company Series	—
	The Asia Pacific Small Company Series	—

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		Percentage
		Ownership
Funds of Funds	Underlying Funds	at 10/31/21
	The Canadian Small Company Series	—
	The Emerging Markets Small Cap Series	—
	The United Kingdom Small Company Series	—

DFA Global Real Estate Securities Portfolio*	DFA Real Estate Securities Portfolio	7%
	DFA International Real Estate Securities Portfolio	61%

World ex U.S. Value Portfolio	Dimensional Emerging Markets Value Fund	1%
	DFA International Small Cap Value Portfolio	—
	The DFA International Value Series	2%

World Core Equity Portfolio	U.S. Core Equity 1 Portfolio	2%
	International Core Equity Portfolio	1%
	Emerging Markets Core Equity Portfolio	—

Selectively Hedged Global Equity Portfolio	U.S. Core Equity 2 Portfolio	1%
	International Core Equity Portfolio	—
	Emerging Markets Core Equity Portfolio	—

*	DFA Global Real Estate Securities Portfolio invests in two Underlying Funds as indicated and securities listed on its Summary Schedule of Investments.

To achieve its investment objective, each Feeder Fund and Fund of Funds invests substantially all of its assets in corresponding Master and/or Underlying Funds as indicated above. The DFA Global Real Estate Securities Portfolio may pursue its investment objective by investing its assets in its Underlying Funds and/or directly in securities of companies in the real estate industry. Each Feeder Fund and Fund of Funds also invests in short-term temporary cash investments and futures. In addition, each Fund of Funds may engage in forward currency contracts.

The financial statements of the Feeder Funds’ Master Funds are included elsewhere in this report and should be read in conjunction with the financial statements of the Feeder Funds.

B. Significant Accounting Policies:

The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Fund in preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates, and those differences could be material.

1. Security Valuation: The Portfolios use a fair value hierarchy, which prioritizes the inputs-to-valuation techniques used to measure fair value into three broad levels described below:

•	Level 1 – inputs are quoted prices in active markets for identical securities (including equity securities, open-end investment companies, and futures contracts)

•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Portfolios’ own assumptions in determining the fair value of investments)

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Securities held by Large Cap International Portfolio, International Core Equity Portfolio, DFA International Real Estate Securities Portfolio, DFA Global Real Estate Securities Portfolio, DFA International Small Cap Value Portfolio, International Vector Equity Portfolio, World ex U.S. Core Equity Portfolio, Emerging Markets Core Equity Portfolio, International High Relative Profitability Portfolio and Emerging Markets Targeted Value Portfolio (the “International Equity Portfolios”), including over-the-counter securities, are valued at the last quoted sale price of the day. International equity securities are subject to a fair value factor, as described later in this note. Securities held by the International Equity Portfolios that are listed on Nasdaq are valued at the Nasdaq Official Closing Price (“NOCP”). If there is no last reported sale price or NOCP for the day, the International Equity Portfolios value the securities within the range of the most recent quoted bid and ask prices. Price information on listed securities is taken from the exchange where the security is primarily traded. Generally, securities issued by open-end management investment companies are valued using their respective net asset values or public offering prices, as appropriate, for purchase orders placed at the close of the New York Stock Exchange (NYSE). These securities are generally categorized as Level 1 in the hierarchy.

Securities for which no market quotations are readily available (including restricted securities), or for which market quotations have become unreliable, are valued in good faith at fair value in accordance with procedures adopted by the Board of Directors of the Fund. Fair value pricing may also be used if events that have a significant effect on the value of an investment (as determined in the discretion of Dimensional Fund Advisors LP) occur before the net asset value of the Portfolio is calculated. When fair value pricing is used, the prices of securities used by the International Equity Portfolios may differ from the quoted or published prices for the same securities on their primary markets or exchanges. These securities are generally categorized as Level 2 or Level 3 in the hierarchy.

The International Equity Portfolios will also apply a fair value price in the circumstances described below. Generally, trading in foreign securities markets is completed each day at various times prior to the close of the NYSE. For example, trading in the Japanese securities markets is completed each day at the close of the Tokyo Stock Exchange (normally, 2:00 a.m. ET), which is fourteen hours before the close of the NYSE (normally, 4:00 p.m. ET) and the time at which the net asset values of the International Equity Portfolios are computed. Due to the time differences between the closings of the relevant foreign securities exchanges and the pricing of the International Equity Portfolios’ shares (at the close of the NYSE), the International Equity Portfolios will fair-value their foreign investments when it is determined that the market quotations for the foreign investments are either unreliable or not readily available. The fair value prices will attempt to reflect the impact of the U.S. financial markets’ perceptions and trading activities on the International Equity Portfolios’ foreign investments since the last calculated closing prices of the foreign investments on their primary foreign securities markets or exchanges. For these purposes, the Board of Directors of the Fund has determined that movements in relevant indices or other appropriate market indicators, after the close of the Tokyo Stock Exchange or the London Stock Exchange, demonstrate that market quotations may be unreliable. Fair valuation of portfolio securities may occur on a daily basis. The fair value pricing by the International Equity Portfolios uses data furnished by an independent pricing service (and that data draws upon, among other information, the market values of foreign investments). When an International Equity Portfolio uses fair value pricing, the values assigned to the International Equity Portfolio’s foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges. These securities are generally categorized as Level 2 in the hierarchy.

Debt securities held by the Portfolios are valued on the basis of evaluated prices provided by one or more pricing services or other reasonably reliable sources including broker/dealers that typically handle the purchase and sale of such securities. Securities that are traded over-the-counter and on a stock exchange generally will be valued according to the broadest and most representative market, and it is expected that for bonds and other fixed income securities, this ordinarily will be the over-the-counter market. Securities for which quotations are not readily available (including restricted securities), or for which market quotations have become unreliable, are valued in good faith at fair value in accordance with procedures adopted by the Board of Directors of the Fund. These securities are generally categorized as Level 2 or Level 3 in the hierarchy.

Listed derivatives, such as futures, that are actively traded are valued based on quoted prices from the exchange and are categorized as Level 1 in the hierarchy. Over-the-counter derivative contracts, which include forward currency contracts, do not require material subjectivity as pricing inputs are observed from quoted markets and are categorized as Level 2 in the hierarchy.

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Shares held by the Portfolios in other investment companies (such as the Master/Underlying Funds) are valued at their respective daily net asset values as reported by their administrator. The Feeder Funds’, International Small Company Portfolio’s, Global Small Company Portfolio’s and World ex U.S. Value Portfolio’s investments in series of either DFAITC or DEM reflect their proportionate interest in the net assets of such corresponding Master Fund(s). These valuations are classified as Level 1 in the hierarchy.

A summary of the inputs used to value the Portfolios’ investments by each major security type, industry and/or country is disclosed previously in this note. A valuation hierarchy table has been included at the end of the Summary Schedule of Portfolio Holdings/Schedule of Investments (except for the Feeder Funds). The methodology or inputs used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

2. Foreign Currency Translation: Securities and other assets and liabilities of the Portfolios whose values are initially expressed in foreign currencies are translated to U.S. dollars using the mean between the most recent bid and ask prices for the U.S. dollar as quoted by generally recognized reliable sources. To facilitate the translation, the Portfolios enter into foreign currency contracts. A foreign currency contract is a spot agreement between two parties to buy and sell currencies at current market exchange rates, for settlement generally within two business days. Dividend and interest income and certain expenses are translated to U.S. dollars at the rate of exchange on their respective accrual dates. Receivables and payables denominated in foreign currencies are marked-to-market daily based on daily exchange rates and exchange gains or losses are realized upon ultimate receipt or disbursement. The Portfolios also enter into forward currency contracts for the purpose of hedging against fluctuations in currency exchange rates. These contracts are marked-to-market daily based on daily forward exchange rates.

The International Equity Portfolios do not isolate the effect of foreign exchange rate fluctuations from the effect of fluctuations in the market prices of securities, whether realized or unrealized. However, the Selectively Hedged Global Equity Portfolio does isolate the effect of foreign currency rate fluctuations when determining the realized gain or loss upon the sale or maturity of foreign currency-denominated debt obligations pursuant to U.S. Federal income tax regulations; such amounts are categorized as foreign exchange gain or loss for income tax reporting purposes.

Realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates of securities transactions, and the difference between amounts of interest, dividends and any foreign withholding taxes recorded on the books of the International Equity Portfolios and Selectively Hedged Global Equity Portfolio and the U.S. dollar equivalent amounts actually received or paid.

3. Deferred Compensation Plan: Each eligible Director of the Fund may elect to participate in the Fee Deferral Plan for Independent Directors and Trustees (the “Plan”). Under the Plan, effective January 1, 2002, such Directors may defer payment of all or a portion of their total fees earned as a Director. These deferred amounts may be treated as though such amounts had been invested in shares of the following funds: the U.S. Large Cap Value Portfolio, U.S. Core Equity 1 Portfolio, U.S. Large Company Portfolio, U.S. Vector Equity Portfolio, U.S. Micro Cap Portfolio, DFA International Value Portfolio, International Core Equity Portfolio, Emerging Markets Portfolio, Emerging Markets Core Equity Portfolio, DFA Inflation-Protected Securities Portfolio, and/or DFA Two-Year Global Fixed Income Portfolio. Contributions made under the Plan and the change in unrealized appreciation (depreciation) and income are included in Directors’/ Trustees’ Fees & Expenses.

The Directors may receive their distributions of proceeds by one of the following methods: lump sum, annual installments over a period of agreed-upon years, or quarterly installments over a period of agreed-upon years. Each Director shall have the right in a notice of election (the “Notice”) to defer the receipt of the Director’s deferred compensation until a date specified by such Director in the Notice. The date may not be sooner than the earlier of: (i) the first business day of January following the year in which such Director ceases to be a member of the Board of Directors of the Fund; and (ii) five years following the effective date of the Director’s first deferral election. If a Director who elects to defer fees fails to designate in the Notice a time or date as of which payment of the Director’s deferred fee account shall commence, payment of such amount shall commence as of the first business day of January following the year in which the Director ceases to be a member of the Board (unless the Director files an amended Notice selecting a different distribution date).

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4. Other: Security transactions are accounted for as of the trade date. Costs used in determining realized gains and losses on the sale of investment securities/affiliated investment companies and foreign currency are accounted for on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions received on securities and from the investment in affiliated investment companies that represent a return of capital or capital gains are recorded as a reduction of cost of investments or as a realized gain, respectively. The Portfolios estimate the character of received distributions that may be considered return of capital distributions. Interest income is recorded on an accrual basis. Discount and premium on debt securities purchased are amortized over the lives of the respective securities, using the effective interest method. Expenses directly attributable to a Portfolio are directly charged. Common expenses of the Fund or the Portfolios are allocated using methods approved by the Board, generally based on average net assets.

Organizational costs are expensed during the fiscal year of inception of the Portfolios. Offering costs are amortized over a twelve-month period from the inception of the Portfolios.

Class R2 Shares and Institutional Class Shares have equal rights to assets and earnings of a Portfolio. Income, gains and losses, and common expenses of a Portfolio are allocated to each class of shares based on its relative net assets. Each class will bear its own class-specific expenses, if any.

The Feeder Funds, International Small Company Portfolio, Global Small Company Portfolio, and World ex U.S. Value Portfolio recognize their pro-rata shares of net investment income and realized and unrealized gains/losses on a daily basis from their respective Master Fund(s) within DFAITC or DEM, which are treated as partnerships for federal income tax purposes.

The Portfolios may be subject to taxes imposed by countries in which they invest with respect to their investments in issuers existing or operating in such countries. Such taxes are generally based on income earned or repatriated and capital gains realized on the sale of such investments. The Portfolios accrue such taxes when the related income or capital gains are earned or throughout the holding period. Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales earned by foreign investors. Additionally, if there is a deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The Emerging Markets Portfolio, Emerging Markets Small Cap Portfolio, Emerging Markets Value Portfolio, World ex U.S. Core Portfolio, Emerging Markets Core Equity Portfolio and Emerging Markets Targeted Value Portfolio are subject to tax on short-term and long-term capital gains for investments in India. Such taxes are accrued on a daily basis and due upon sale of individual securities.

C. Investment Advisor:

The Advisor, Dimensional Fund Advisors LP, provides investment management services to the Portfolios. For the year ended October 31, 2021, the Portfolios’ investment management fees were accrued daily and paid monthly to the Advisor based on the following effective annual rates of average daily net assets:

Large Cap International Portfolio	0.15	%*
International Core Equity Portfolio	0.21	%*
Global Small Company Portfolio	0.41	%*
International Small Company Portfolio	0.32	%*
Japanese Small Company Portfolio	0.42	%*
Asia Pacific Small Company Portfolio	0.42	%*
United Kingdom Small Company Portfolio	0.42	%*
Continental Small Company Portfolio	0.42	%*
DFA International Real Estate Securities Portfolio	0.24%
DFA Global Real Estate Securities Portfolio	0.20%

130

DFA International Small Cap Value Portfolio	0.50	%*
International Vector Equity Portfolio	0.37	%*
International High Relative Profitability Portfolio	0.25%
World ex U.S. Value Portfolio	0.39	%*
World ex U.S. Core Equity Portfolio	0.26	%*
World Core Equity Portfolio	0.23	%*
Selectively Hedged Global Equity Portfolio	0.25	%*
Emerging Markets Portfolio	0.32	%*
Emerging Markets Small Cap Portfolio	0.55	%*
Emerging Markets Value Portfolio	0.42	%*
Emerging Markets Core Equity Portfolio	0.36	%*
Emerging Markets Targeted Value Portfolio	0.56	%*

*	Effective as of February 28, 2021, the management fees payable by the following Portfolios were reduced as follows:

	Management Fee Prior to	Management Fee Effective
Portfolio	February 28, 2021	February 28, 2021
Large Cap International Portfolio	0.18%	0.14%
International Core Equity Portfolio	0.24%	0.20%
Global Small Company Portfolio	0.43%	0.40%
International Small Company Portfolio	0.38%	0.30%
Japanese Small Company Portfolio	0.47%	0.40%
Asia Pacific Small Company Portfolio	0.47%	0.40%
United Kingdom Small Company Portfolio	0.47%	0.40%
Continental Small Company Portfolio	0.47%	0.40%
DFA International Small Cap Value Portfolio	0.60%	0.45%
International Vector Equity Portfolio	0.42%	0.35%
World ex U.S. Value Portfolio	0.43%	0.37%
World ex U.S. Core Equity Portfolio	0.29%	0.25%
World Core Equity Portfolio	0.27%	0.22%
Selectively Hedged Global Equity Portfolio	0.28%	0.24%
Emerging Markets Portfolio	0.37%	0.29%
Emerging Markets Small Cap Portfolio	0.60%	0.52%
Emerging Markets Value Portfolio	0.45%	0.41%
Emerging Markets Core Equity Portfolio	0.42%	0.33%
Emerging Markets Targeted Value Portfolio	0.65%	0.52%

Pursuant to Amended and Restated Fee Waiver and/or Expense Assumption Agreements (each, a “Fee Waiver Agreement”), the Advisor has contractually agreed to waive certain fees, and in certain instances, assume certain expenses of the Portfolios, as described in the notes below. The Fee Waiver Agreements for the non-Feeder Funds, and a portion of the Fee Waiver Agreement for certain Feeder Funds below, will remain in effect through February 28, 2022, may only be terminated by the Fund’s Board of Directors prior to that date and shall continue in effect from year to year thereafter unless terminated by the Fund or the Advisor. The Fee Waiver Agreement with respect to the total management fees paid by the Feeder Funds, as described in the notes below, will remain in effect permanently, unless terminated by a Feeder Fund. During the year ended October 31, 2021, the Portfolios had expense limits based on a percentage of average net assets on an annualized basis, and the Advisor recovered previously waived fees and/or assumed expenses (amounts in thousands), as listed below. The net amount of waived fees/expenses assumed (recovered previously waived fees/expenses assumed) during the year ended October 31, 2021, and the previously waived fees/expenses assumed subject to future recovery by the Advisor as of October 31, 2021, are also reflected below (amounts in thousands). At any time that the Portfolio Expenses (defined below) of a class of a Portfolio are less than the applicable Expense Limitation Amount/Total Management Fee Limit listed below, the Advisor retains the right to recover fees previously waived and/or expenses previously assumed to the extent that the expense ratio following such recovery would be less than the Expense Limitation Amount/Total Management Fee

131

Limit that was in place when such prior year fees were waived and/or expenses assumed, and less than the current Expense Limitation Amount/Total Management Fee Limit in place for the Portfolio. The Advisor, however, will not be reimbursed by a Feeder Portfolio in connection with its Permanent Fee Waiver. The Fund, on behalf of a Portfolio, is also not obligated to reimburse the Advisor for fees previously waived or expenses previously assumed by the Advisor more than thirty-six months before the date of recovery. With respect to the World ex U.S. Value Portfolio, World Core Equity Portfolio and Selectively Hedged Global Equity Portfolio, the Advisor shall also not be reimbursed for any management fees previously waived to offset a Portfolio’s proportionate share of the management fees paid by such Portfolio through its investment in other funds managed by the Advisor.

					Previously
			Recovery		Waived Fees/
	Expense	Total	of Previously	Waived Fees/	Expenses Assumed
	Limitation	Management	Waived Fees/	Expenses	Subject to Future
Institutional Class Shares	Amount	Fee Limit	Expenses Assumed	Assumed	Recovery
Large Cap International Portfolio (1)	0.24%	—	—	—	—
International Core Equity Portfolio (1)	0.30%	—	$183	—	—
Global Small Company Portfolio (2)	0.47%	—	31	$221	$530
International Small Company Portfolio (3)	0.45%	—	—	—	—
Japanese Small Company Portfolio (4)	0.47%	0.40%	—	473	—
Asia Pacific Small Company Portfolio (4)	0.47%	0.40%	—	436	—
United Kingdom Small Company Portfolio (4)	0.47%	0.40%	57	54	42
Continental Small Company Portfolio (4)	0.47%	0.40%	—	769	—
DFA International Real Estate Securities Portfolio (1)	0.29%	—	—	—	—
DFA Global Real Estate Securities Portfolio (5)	0.24%	—	26	9,038	26,057
International Vector Equity Portfolio (1)	0.60%	—	—	—	—
International High Relative Profitability Portfolio (2)	0.35%	—	—	—	—
World ex U.S. Value Portfolio (6)	0.60%	0.37%	—	564	—
World ex U.S. Core Equity Portfolio (7)	0.39%	—	—	—	—
World Core Equity Portfolio (8)	0.27%	0.22%	129	2,035	595
Selectively Hedged Global Equity Portfolio (9)	0.40%	0.24%	—	722	—
Emerging Markets Portfolio (10)	0.49%	0.29%	—	6,401	—
Emerging Markets Small Cap Portfolio (11)	—	0.52%	—	10,859	—
Emerging Markets Value Portfolio (11)	—	0.41%	—	14,397	—

132

					Previously
			Recovery		Waived Fees/
	Expense	Total	of Previously	Waived Fees/	Expenses Assumed
	Limitation	Management	Waived Fees/	Expenses	Subject to Future
Institutional Class Shares	Amount	Fee Limit	Expenses Assumed	Assumed	Recovery
Emerging Markets Core Equity Portfolio (1)	0.54%	—	—	—	—
Emerging Markets Targeted Value Portfolio (2)	0.85%	—	$135	—	—
Class R2 Shares
Emerging Markets Value Portfolio (12)	0.96%	0.41%	—	$15	—

(1)

The Advisor has contractually agreed to waive all or a portion of its management fee and assume each Portfolio’s ordinary operating expenses (excluding the expenses a Portfolio incurs indirectly through investment in other investment companies) (“Portfolio Expenses”) to the extent necessary to limit the Portfolio Expenses of each Portfolio to the rates listed above as a percentage of average net assets on an annualized basis (the “Expense Limitation Amount”). The Fee Waiver Agreement for the Large Cap International Portfolio became effective on January 1, 2017. In addition, prior to January 1, 2017, the Advisor had contractually agreed to waive all or a portion of its management fee and assume each of the International Core Equity Portfolio’s and Emerging Markets Core Equity Portfolio’s Portfolio Expenses to the extent necessary to limit the Portfolio Expenses of each such Portfolio to 0.49% and 0.85%, respectively, as a percentage of average net assets on an annualized basis.

(2)

The Advisor has contractually agreed to waive all or a portion of its management fee and to assume the ordinary operating expenses of a class of the Portfolio (including the expenses that the Portfolio bears as a shareholder of other funds managed by the Advisor, excluding money market funds, but excluding the expenses that the Portfolio incurs indirectly through its investment in unaffiliated investment companies) (“Portfolio Expenses”) to the extent necessary to limit the Portfolio Expenses of a class of the Portfolio to the rate listed above as a percentage of the average net assets of a class of the Portfolio on an annualized basis (the “Expense Limitation Amount”).

(3)

The Advisor has contractually agreed to waive all or a portion of its management fee and to assume the other direct expenses of a class of the Portfolio (excluding expenses incurred through its investment in other investment companies) (“Portfolio Expenses”) to the extent necessary to limit the Portfolio Expenses of a class of the Portfolio to the rate listed above as a percentage of the average net assets of a class of the Portfolio on an annualized basis (the “Expense Limitation Amount”).

(4)

Effective February 28, 2021, the Advisor has contractually agreed to permanently waive all or a portion of the management fee of each Portfolio to the extent necessary to limit the total management fees paid to the Advisor by each Portfolio, including the proportionate share of the management fees a Portfolio pays indirectly through its investment in other funds managed by the Advisor, except for the fees paid indirectly through its investment of securities lending cash collateral in the Money Market Series, to 0.40% of the average net assets of a class of a Portfolio on an annualized basis (the “Permanent Fee Waiver”). From February 28, 2020 to February 27, 2021, the Permanent Fee Waiver Limit was 0.47%. From July 21, 2015 to February 27, 2020, the Permanent Fee Waiver Limit was 0.50%. In addition to the Permanent Fee Waiver, the Advisor has contractually agreed to further waive all or a portion of its management fee and to assume the other direct expenses of a class of each Portfolio (excluding expenses incurred through its investment in other investment companies managed by the Advisor) (“Portfolio Expenses”) to the extent necessary to limit the Portfolio Expenses of each class of a Portfolio to the rates listed above as a percentage of the average net assets of a class of a Portfolio on an annualized basis (the “Expense Limitation Amount”).

(5)

The Advisor has contractually agreed to waive all or a portion of its management fee and to assume the expenses of the Portfolio (including the expenses that the Portfolio bears as a shareholder of its Master/Underlying Funds but excluding the expenses that the Portfolio incurs indirectly through investment of its securities lending cash collateral in the Money Market Series and its investment in unaffiliated investment companies) (“Portfolio Expenses”) to the extent necessary to limit the Portfolio Expenses of the Portfolio to the rate listed above as a percentage of the Portfolio’s average net assets on an annualized basis (the “Expense Limitation Amount”).

(6)

Effective February 28, 2021, the Advisor has contractually agreed to waive up to the full amount of the Portfolio’s management fee of 0.37% to the extent necessary to offset the proportionate share of the management fees paid by the Portfolio through its investment in its Master/Underlying Funds, except for the fees paid through its investment of securities lending cash collateral in the Money Market Series (the Total Management Fee Limit ). From February 28, 2020 to February 27, 2021, the Total Management Fee Limit was 0.43%. Prior to February 28, 2020, the Total Management Fee Limit was 0.47%. In addition, under the Fee Waiver Agreement, the Advisor also has agreed to waive all or a portion of the management fee that remains payable by the Portfolio (i.e., the management fee remaining after the proportionate share of the Master/Underlying Funds’ management fees have been offset (the “Remaining Management Fee”)) to the extent necessary to reduce the Portfolio’s ordinary operating expenses (including expenses incurred through its investment in other investment companies but excluding the expenses that the Portfolio incurs indirectly through investment of its securities lending cash collateral in the Money Market Series) (“Portfolio Expenses”) to the rate listed above as a percentage of average net assets on an annualized basis (the “Expense Limitation Amount”). The maximum amount that may be waived to limit Portfolio Expenses is the amount of the Remaining Management Fee.

(7)

The Advisor has contractually agreed to waive all or a portion of its management fee and to assume the expenses of a class of the Portfolio (including the expenses that the Portfolio bears as a shareholder of its Master/ Underlying Funds but excluding the expenses that the Portfolio incurs indirectly through its investment of its securities lending cash collateral in the Money Market Series and its investment in unaffiliated investment companies) (“Portfolio Expenses”) to the extent necessary to limit the Portfolio Expenses of a class of the Portfolio to the rate listed above as a percentage of average net assets of a class of the Portfolio on an annualized basis (the “Expense Limitation Amount”).

(8)

Effective February 28, 2021, the Advisor has contractually agreed to waive up to the full amount of the Portfolio’s management fee of 0.22% to the extent necessary to offset the proportionate share of the management fees paid by the Portfolio through its investment in its Master/Underlying Funds, except for the fees paid through its investment of securities lending cash collateral in the Money Market Series

133

(including the Portfolio’s proportionate share of any management fees that a Master/Underlying Fund paid through its investment in an affiliated cash management fund) (the “Total Management Fee Limit”). From February 28, 2020 to February 27, 2021, the Total Management Fee Limit was 0.27%. Prior to February 28, 2020, the Total Management Fee Limit was 0.30%. In addition, under the Fee Waiver Agreement, the Advisor has also agreed to assume the expenses of a class of the Portfolio to the extent necessary to reduce the ordinary operating expenses (including expenses incurred through its investment in other investment companies but excluding the expenses that the Portfolio incurs indirectly through investment of its securities lending cash collateral in the Money Market Series) (“Portfolio Expenses”) of a class of the Portfolio so that such Portfolio Expenses do not exceed the rate listed above as a percentage of the average net assets of a class of the Portfolio on an annualized basis (the “Expense Limitation Amount”). From February 28, 2019 to February 27, 2021, the Expense Limitation Amount was 0.32% of the average net assets of such class of the Portfolio on an annualized basis. From June 27, 2014 to February 27, 2019, the Expense Limitation Amount was 0.35% of the average net assets of such class of the Portfolio on an annualized basis.
(9)

Effective February 28, 2021, the Advisor has contractually agreed to waive up to the full amount of the Portfolio’s management fee of 0.24% to the extent necessary to offset the proportionate share of the management fees paid by the Portfolio through its investment in its Master/Underlying Funds, except for the fees paid through its investment of securities lending cash collateral in the Money Market Series (the “Total Management Fee Limit”). From February 28, 2020 to February 27, 2021, the Total Management Fee Limit was 0.28%. Prior to February 28, 2020, the Total Management Fee Limit was 0.30%. In addition, under the Fee Waiver Agreement, the Advisor has also agreed to waive all or a portion of the management fee and to assume the expenses of a class of the Portfolio to the extent necessary to reduce the ordinary operating expenses (including expenses incurred through its investment in other investment companies but excluding the expenses that the Portfolio incurs indirectly through investment of its securities lending cash collateral in the Money Market Series) (“Portfolio Expenses”) of the Portfolio to the rate listed above as a percentage of average net assets of a class of the Portfolio on an annualized basis (the “Expense Limitation Amount”).

(10)

Effective February 28, 2021, the Advisor has contractually agreed to permanently waive all or a portion of the management fee of the Portfolio to the extent necessary to limit the total management fees paid to the Advisor by the Portfolio, including the proportionate share of the management fees the Portfolio pays indirectly through its investment in other funds managed by the Advisor, except for the fees paid indirectly through its investment of securities lending cash collateral in the Money Market Series, to 0.29% of the average net assets of a class of the Portfolio on an annualized basis (the “Permanent Fee Waiver”). From February 28, 2020 to February 27, 2021, the Permanent Fee Waiver Limit was 0.37%. From July 21, 2015 to February 27, 2020, the Permanent Fee Waiver Limit was 0.42%. Effective January 1, 2017, in addition to the Permanent Fee Waiver, the Advisor has contractually agreed to further waive all or a portion of its management fee and to assume the other direct expenses of a class of the Portfolio (excluding expenses incurred through its investment in other investment companies managed by the Advisor) (“Portfolio Expenses”) to the extent necessary to limit the Portfolio Expenses of each class of the Portfolio to the rate listed above as a percentage of the average net assets of a class of the Portfolio on an annualized basis (the “Expense Limitation Amount”).

(11)

Effective February 28, 2021, the Advisor has contractually agreed to permanently waive all or a portion of the management fee of each Portfolio to the extent necessary to limit the total management fees paid to the Advisor by a Portfolio, including the proportionate share of the management fees a Portfolio pays indirectly through its investment in other funds managed by the Advisor, except for the fees paid indirectly through its investment of securities lending cash collateral in The DFA Short Term Investment Fund (the “Money Market Series”), to the rate listed above as a percentage of the average net assets of a class of a Portfolio on an annualized basis (the “Permanent Fee Waiver”). From February 28, 2020 to February 27, 2021, the Permanent Fee Waiver Limits for the Emerging Markets Small Cap Portfolio and Emerging Markets Value Portfolio were 0.60% and 0.45%, respectively. From July 21, 2015 to February 27, 2020, the Permanent Fee Waiver Limits for the Emerging Markets Small Cap Portfolio and Emerging Markets Value Portfolio were 0.65% and 0.50%, respectively.

(12)

Effective February 28, 2021, the Advisor has contractually agreed to permanently waive all or a portion of the management fee of the Portfolio to the extent necessary to limit the total management fees paid to the Advisor by the Portfolio, including the proportionate share of the management fees the Portfolio pays indirectly through its investment in other funds managed by the Advisor, except for the fees paid indirectly through its investment of securities lending cash collateral in the Money Market Series, to 0.41% of the average net assets of a class of the Portfolio on an annualized basis (the “Permanent Fee Waiver”). From February 28, 2020 to February 27, 2021, the Permanent Fee Waiver Limit was 0.45%. From July 21, 2015 to February 27, 2020, the Permanent Fee Waiver Limit was 0.50%. In addition to the Permanent Fee Waiver, the Advisor has contractually agreed to assume the direct expenses of the Class R2 shares of the Portfolio (excluding management fees and custodian fees) to the extent necessary to limit the annualized expenses of the Class R2 shares of the Portfolio (excluding the expenses the Portfolio incurs indirectly through investment in other investment companies) to the rate listed above as a percentage of the average net assets of the Class R2 shares of the Portfolio (the “Annualized Expense Ratio”).

Earned Income Credit:

Additionally, Portfolios have entered into arrangements with their custodian whereby net interest earned on uninvested cash balances was used to reduce a portion of the Portfolios’ custody expenses. Custody expense in the accompanying financial statements is presented before reduction for credits. The impact of such credits is generally less than one basis point of each Portfolio’s net assets. During the year ended October 31, 2021, expenses reduced were as follows (amounts in thousands):

Fees Paid
Indirectly
Large Cap International Portfolio	$15
International Core Equity Portfolio	245
Global Small Company Portfolio	—
DFA International Real Estate Securities Portfolio	219
DFA Global Real Estate Securities Portfolio	3
DFA International Small Cap Value Portfolio	46

134

Fees Paid Indirectly
International Vector Equity Portfolio	$5
International High Relative Profitability Portfolio	11
World ex U.S. Value Portfolio	—
World ex U.S. Core Equity Portfolio	9
Selectively Hedged Global Equity Portfolio	1
Emerging Markets Core Equity Portfolio	148
Emerging Markets Targeted Value Portfolio	2

Fees Paid to Officers and Directors/Trustees:

Certain Officers and Directors of the Advisor are also Officers and Directors of the Fund; however, such Officers and Directors (with the exception of the Chief Compliance Officer (“CCO”)) receive no compensation from the Fund. For the year ended October 31, 2021, the total related amount paid by the Fund to the CCO was $133 (in thousands). The total related amounts paid by each of the Portfolios are included in Other Expenses on the Statements of Operations.

D. Deferred Compensation:

As of October 31, 2021, the total liability for deferred compensation to Directors is included in Accrued Expenses and Other Liabilities on the Statements of Assets and Liabilities as follows (amounts in thousands):

Large Cap International Portfolio	$131
International Core Equity Portfolio	560
Global Small Company Portfolio	1
International Small Company Portfolio	349
Japanese Small Company Portfolio	15
Asia Pacific Small Company Portfolio	11
United Kingdom Small Company Portfolio	1
Continental Small Company Portfolio	12
DFA International Real Estate Securities Portfolio	113
DFA Global Real Estate Securities Portfolio	140
DFA International Small Cap Value Portfolio	443
International Vector Equity Portfolio	58
International High Relative Profitability Portfolio	15
World ex U.S. Value Portfolio	5
World ex U.S. Core Equity Portfolio	49
World Core Equity Portfolio	11
Selectively Hedged Global Equity Portfolio	6
Emerging Markets Portfolio	171
Emerging Markets Small Cap Portfolio	149
Emerging Markets Value Portfolio	575
Emerging Markets Core Equity Portfolio	562
Emerging Markets Targeted Value Portfolio	2

135

E. Purchases and Sales of Securities:

For the year ended October 31, 2021, the Portfolios’ transactions related to investment securities, other than short-term securities, in-kind redemptions and U.S. government securities (amounts in thousands), were as follows:

	Purchases	Sales
Large Cap International Portfolio	$760,745	$920,316
International Core Equity Portfolio	$3,297,695	$2,389,163
DFA International Real Estate Securities Portfolio	$479,799	$465,185
DFA Global Real Estate Securities Portfolio	$444,129	$44,271
DFA International Small Cap Value Portfolio	$1,790,234	$2,589,583
International Vector Equity Portfolio	$504,971	$561,230
International High Relative Profitability Portfolio	$557,166	$286,057
World ex U.S. Core Equity Portfolio	$224,877	$367,855
Emerging Markets Core Equity Portfolio	$2,983,183	$4,376,483
Emerging Markets Targeted Value Portfolio	$68,912	$65,297

There were no purchases or sales of long-term U.S. government securities.

For the year ended October 31, 2021, transactions related to Affiliated Investment Companies, excluding in-kind redemptions, are presented below.

The amounts presented below may differ from the respective amounts presented in the corresponding Schedule of Investments/Summary Schedule of Portfolio Holdings, Statements of Assets and Liabilities or Statements of Operations due to rounding. The amounts are as follows (amounts in thousands):

	Balance at October 31, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ Depreciation	Balance at October 31, 2021	Shares as of October 31, 2021	Dividend Income	Capital Gain Distributions
Large Cap International Portfolio
The DFA Short Term Investment Fund	$174,366	$1,590,749	$1,463,971	$(10)	$(9)	$301,125	26,026	$147	—

Total	$174,366	$1,590,749	$1,463,971	$(10)	$(9)	$301,125	26,026	$147	—

International Core Equity Portfolio
The DFA Short Term Investment Fund	$1,094,988	$6,232,681	$5,732,569	$(21)	$(71)	$1,595,008	137,857	$901	—

Total	$1,094,988	$6,232,681	$5,732,569	$(21)	$(71)	$1,595,008	137,857	$901	—

Global Small Company Portfolio
U.S. Small Cap Portfolio	$24,896	$23,482	$4,842	$336	$14,525	$58,397	1,204	$505	—

Total	$24,896	$23,482	$4,842	$336	$14,525	$58,397	1,204	$505	—

DFA International Real Estate Securities Portfolio
The DFA Short Term Investment Fund	$379,347	$3,575,577	$3,644,333	$(43)	$(2)	$310,546	26,841	$197	—

Total	$379,347	$3,575,577	$3,644,333	$(43)	$(2)	$310,546	26,841	$197	—

136

	Balance at October 31, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ Depreciation	Balance at October 31, 2021	Shares as of October 31, 2021	Dividend Income	Capital Gain Distributions
DFA Global Real Estate Securities Portfolio
DFA International Real Estate Securities Portfolio	$2,587,797	$364,344	$151,100	$(26,491)	$892,154	$3,666,704	727,521	—	—
DFA Real Estate Securities Portfolio	720,976	—	174,066	87,490	205,211	839,611	17,170	$21,150	$1,045
The DFA Short Term Investment Fund	72,156	789,441	644,538	(7)	(7)	217,045	18,759	64	—

Total	$3,380,929	$1,153,785	$969,704	$60,992	$1,097,358	$4,723,360	763,450	$21,214	$1,045

DFA International Small Cap Value Portfolio
The DFA Short Term Investment Fund	$419,762	$1,651,783	$1,687,928	$(1)	$(25)	$383,591	33,154	$241	—

Total	$419,762	$1,651,783	$1,687,928	$(1)	$(25)	$383,591	33,154	$241	—

International Vector Equity Portfolio
The DFA Short Term Investment Fund	$123,777	$653,553	$634,327	$(7)	$(8)	$142,988	12,359	$94	—

Total	$123,777	$653,553	$634,327	$(7)	$(8)	$142,988	12,359	$94	—

International High Relative Profitability Portfolio
The DFA Short Term Investment Fund	$48,097	$751,910	$703,703	$(6)	$(2)	$96,296	8,323	—	—

Total	$48,097	$751,910	$703,703	$(6)	$(2)	$96,296	8,323	—	—

World ex U.S. Value Portfolio
DFA International Small Cap Value Portfolio	$18,901	$7,152	$6,799	$252	$7,908	$27,414	1,238	$549	—

Total	$18,901	$7,152	$6,799	$252	$7,908	$27,414	1,238	$549	—

World ex U.S. Core Equity Portfolio
The DFA Short Term Investment Fund	$119,096	$626,628	$601,163	$(2)	$(5)	$144,554	12,494	$87	—

Total	$119,096	$626,628	$601,163	$(2)	$(5)	$144,554	12,494	$87	—

137

	Balance at October 31, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ Depreciation	Balance at October 31, 2021	Shares as of October 31, 2021	Dividend Income	Capital Gain Distributions
World Core Equity Portfolio
U.S. Core Equity 1 Portfolio	$436,142	$78,579	$60,974	$8,638	$180,788	$643,173	17,743	$7,321	—
International Core Equity Portfolio	230,682	45,577	41,748	1,241	79,766	315,518	19,310	7,024	—
Emerging Markets Core Equity Portfolio	102,184	20,360	15,550	673	23,393	131,060	5,209	2,586	—

Total	$769,008	$144,516	$118,272	$10,552	$283,947	$1,089,751	42,262	$16,931	—

Selectively Hedged Global Equity Portfolio
U.S. Core Equity 2 Portfolio	$147,786	$14,404	$37,969	$9,881	$53,077	$187,179	5,645	$2,172	—
International Core Equity Portfolio	79,764	9,174	22,426	3,250	24,158	93,920	5,748	2,181	—
Emerging Markets Core Equity Portfolio	57,734	10,596	19,407	2,480	11,453	62,856	2,498	1,285	—

Total	$285,284	$34,174	$79,802	$15,611	$88,688	$343,955	13,891	$5,638	—

Emerging Markets Core Equity Portfolio
The DFA Short Term Investment Fund	$447,352	$2,246,309	$2,168,935	$(14)	$(32)	$524,680	45,348	$353	—

Total	$447,352	$2,246,309	$2,168,935	$(14)	$(32)	$524,680	45,348	$353	—

Emerging Markets Targeted Value Portfolio
The DFA Short Term Investment Fund	$2,037	$23,447	$22,414	—	—	$3,070	265	—	—

Total	$2,037	$23,447	$22,414	—	—	$3,070	265	—	—

F. Federal Income Taxes:

Each Portfolio has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for federal income tax purposes and to distribute substantially all of its taxable income and net capital gains to its shareholders. Accordingly, no provision has been made for federal income taxes.

Distributions from net investment income and net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent that these differences are permanent, they are charged or credited to paid-in capital or distributable earnings as appropriate, in the period that the differences arise. Accordingly, the permanent differences as of October 31, 2021, can occur as a result of realized gains on securities considered to be “passive foreign investment companies,” non-deductible expenses, realized foreign capital gains tax, the use of accumulated earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction for income tax purposes, net foreign currency gains/losses, distributions received from real estate investment trusts and distribution redesignations, and were reclassified to the accounts mentioned above. These reclassifications had no effect on net assets or net asset value per share.

138

The tax character of dividends and distributions declared and paid during the years ended October 31, 2020, and October 31, 2021, were as follows (amounts in thousands):

	Net Investment Income and Short-Term Capital Gains	Long-Term Capital Gains	Tax Exempt Income	Total
Large Cap International Portfolio
2020	$119,035	—	—	$119,035
2021	144,492	—	—	144,492
International Core Equity Portfolio
2020	616,813	—	—	616,813
2021	761,635	—	—	761,635
Global Small Company Portfolio
2020	627	—	—	627
2021	727	—	—	727
International Small Company Portfolio
2020	251,539	$278,423	—	529,962
2021	220,133	—	—	220,133
Japanese Small Company Portfolio
2020	14,224	9,019	—	23,243
2021	10,581	—	—	10,581
Asia Pacific Small Company Portfolio
2020	14,178	—	—	14,178
2021	12,808	—	—	12,808
United Kingdom Small Company Portfolio
2020	969	1,478	—	2,447
2021	588	—	—	588
Continental Small Company Portfolio
2020	8,902	—	—	8,902
2021	13,462	—	—	13,462
DFA International Real Estate Securities Portfolio
2020	717,271	—	—	717,271
2021	—	—	—	—
DFA Global Real Estate Securities Portfolio
2020	509,001	90,019	—	599,020
2021	153,865	33,088	—	186,953
DFA International Small Cap Value Portfolio
2020	224,481	206,468	—	430,949
2021	258,254	—	—	258,254
International Vector Equity Portfolio
2020	57,641	—	—	57,641
2021	74,200	—	—	74,200
International High Relative Profitability Portfolio
2020	18,018	—	—	18,018
2021	43,180	—	—	43,180

139

	Net Investment Income and Short-Term Capital Gains	Long-Term Capital Gains	Tax Exempt Income	Total
World ex U.S. Value Portfolio
2020	$6,579	—	—	$6,579
2021	8,755	—	—	8,755
World ex U.S. Core Equity Portfolio
2020	75,535	—	—	75,535
2021	98,429	—	—	98,429
World Core Equity Portfolio
2020	14,888	$1,549	—	16,437
2021	16,210	—	—	16,210
Selectively Hedged Global Equity Portfolio
2020	9,635	—	—	9,635
2021	3,648	3,286	—	6,934
Emerging Markets Portfolio
2020	118,156	—	—	118,156
2021	122,695	—	—	122,695
Emerging Markets Small Cap Portfolio
2020	129,179	41,749	—	170,928
2021	128,503	—	—	128,503
Emerging Markets Value Portfolio
2020	442,052	—	—	442,052
2021	382,292	—	—	382,292
Emerging Markets Core Equity Portfolio
2020	585,760	—	—	585,760
2021	590,306	—	—	590,306
Emerging Markets Targeted Value Portfolio
2020	3,854	21	—	3,875
2021	4,500	—	—	4,500

As of October 31, 2021, the following net investment income and short-term capital gains and long-term capital gains distributions designated for federal income tax purposes are due to the use of accumulated earnings and profits distributed to shareholders upon redemption of shares (amounts in thousands):

	Net Investment Income and Short-Term Capital Gains	Long-Term Capital Gains	Total
Large Cap International Portfolio	$(6,059)	—	$(6,059)
International Core Equity Portfolio	(40,609)	—	(40,609)
Global Small Company Portfolio	(165)	$(59)	(224)
International Small Company Portfolio	(43,307)	(45,638)	(88,945)
Japanese Small Company Portfolio	(1,060)	(1,545)	(2,605)
Asia Pacific Small Company Portfolio	(1,655)	(2,324)	(3,979)
United Kingdom Small Company Portfolio	(111)	(88)	(199)
Continental Small Company Portfolio	(356)	—	(356)
DFA International Real Estate Securities Portfolio	(6,036)	—	(6,036)

140

	Net Investment Income and Short-Term Capital Gains	Long-Term Capital Gains	Total
DFA Global Real Estate Securities Portfolio	$(8,798)	—	$(8,798)
DFA International Small Cap Value Portfolio	(32,335)	—	(32,335)
International Vector Equity Portfolio	(8,670)	—	(8,670)
International High Relative Profitability Portfolio	(2,917)	—	(2,917)
World ex U.S. Value Portfolio	—	—	—
World ex U.S. Core Equity Portfolio	(4,928)	—	(4,928)
World Core Equity Portfolio	(300)	$(797)	(1,097)
Selectively Hedged Global Equity Portfolio	(740)	(1,080)	(1,820)
Emerging Markets Portfolio	(14,565)	(31,396)	(45,961)
Emerging Markets Small Cap Portfolio	(23,056)	(15,794)	(38,850)
Emerging Markets Value Portfolio	(51,755)	—	(51,755)
Emerging Markets Core Equity Portfolio	(47,544)	—	(47,544)
Emerging Markets Targeted Value Portfolio	(1,223)	(2,056)	(3,279)

As of October 31, 2021, the components of distributable earnings (accumulated losses) were as follows (amounts in thousands):

	Undistributed Net Investment Income and Short-Term Capital Gains	Undistributed Long-Term Capital Gains	Capital Loss Carryforwards	Unrealized Appreciation (Depreciation)	Total Net Distributable Earnings (Accumulated Losses)
Large Cap International Portfolio	$40,692	—	$(384,020)	$2,009,082	$1,665,754
International Core Equity Portfolio	306,366	—	(1,265,730)	9,065,458	8,106,094
Global Small Company Portfolio	1,302	$1,952	—	19,576	22,830
International Small Company Portfolio	306,340	367,879	—	2,939,662	3,613,881
Japanese Small Company Portfolio	8,625	9,423	—	71,540	89,588
Asia Pacific Small Company Portfolio	13,486	26,996	—	46,304	86,786
United Kingdom Small Company Portfolio	609	742	—	4,745	6,096
Continental Small Company Portfolio	10,051	13,197	—	230,638	253,886
DFA International Real Estate Securities Portfolio	448,351	—	(537,282)	12,844	(76,087)
DFA Global Real Estate Securities Portfolio	50,047	96,158	—	2,417,397	2,563,602
DFA International Small Cap Value Portfolio	284,171	38,835	—	2,128,251	2,451,257
International Vector Equity Portfolio	39,502	68,984	—	943,294	1,051,780
International High Relative Profitability Portfolio	10,940	10,953	—	489,184	511,077
World ex U.S. Value Portfolio	3,321	—	(9,885)	45,894	39,330
World ex U.S. Core Equity Portfolio	23,587	—	(100,475)	978,330	901,442
World Core Equity Portfolio	—	8,329	—	385,030	393,359
Selectively Hedged Global Equity Portfolio	5,390	13,787	—	148,706	167,883
Emerging Markets Portfolio	21,567	214,849	—	2,444,325	2,680,741
Emerging Markets Small Cap Portfolio	155,079	93,645	—	1,020,899	1,269,623

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	Undistributed Net Investment Income and Short-Term Capital Gains	Undistributed Long-Term Capital Gains	Capital Loss Carryforwards	Unrealized Appreciation (Depreciation)	Total Net Distributable Earnings (Accumulated Losses)
Emerging Markets Value Portfolio	$181,485	—	$(1,710,597)	$2,636,910	$1,107,798
Emerging Markets Core Equity Portfolio	182,437	—	(2,148,189)	8,909,426	6,943,674
Emerging Markets Targeted Value Portfolio	10,796	$10,941	—	42,666	64,403

For federal income tax purposes, the Fund measures its capital loss carryforwards annually at October 31, its fiscal year end. Capital loss carryforwards may be carried forward and applied against future capital gains. As of October 31, 2021, the Portfolios had the following capital loss carryforwards available to offset future realized capital gains with no expiration date (amounts in thousands):

	Unlimited	Total
Large Cap International Portfolio	$384,020	$384,020
International Core Equity Portfolio	1,265,730	1,265,730
Global Small Company Portfolio	—	—
International Small Company Portfolio	—	—
Japanese Small Company Portfolio	—	—
Asia Pacific Small Company Portfolio	—	—
United Kingdom Small Company Portfolio	—	—
Continental Small Company Portfolio	—	—
DFA International Real Estate Securities Portfolio	537,282	537,282
DFA Global Real Estate Securities Portfolio	—	—
DFA International Small Cap Value Portfolio	—	—
International Vector Equity Portfolio	—	—
International High Relative Profitability Portfolio	—	—
World ex U.S. Value Portfolio	9,885	9,885
World ex U.S. Core Equity Portfolio	100,475	100,475
World Core Equity Portfolio	—	—
Selectively Hedged Global Equity Portfolio	—	—
Emerging Markets Portfolio	—	—
Emerging Markets Small Cap Portfolio	—	—
Emerging Markets Value Portfolio	1,710,597	1,710,597
Emerging Markets Core Equity Portfolio	2,148,189	2,148,189
Emerging Markets Targeted Value Portfolio	—	—

During the year ended October 31, 2021, the following Portfolios used the following capital loss carryforwards to offset realized capital gains for federal income tax purposes (amounts in thousands):

Large Cap International Portfolio	$101,782
International Core Equity Portfolio	272,686
Global Small Company Portfolio	254
International Small Company Portfolio	311,522
Japanese Small Company Portfolio	4,708
Asia Pacific Small Company Portfolio	17,670
United Kingdom Small Company Portfolio	55

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Continental Small Company Portfolio	$27,023
DFA International Small Cap Value Portfolio	427,289
International Vector Equity Portfolio	117,093
International High Relative Profitability Portfolio	26,305
World ex U.S. Value Portfolio	7,883
World ex U.S. Core Equity Portfolio	29,244
World Core Equity Portfolio	1,459
Emerging Markets Portfolio	149,571
Emerging Markets Small Cap Portfolio	395,108
Emerging Markets Value Portfolio	637,239
Emerging Markets Core Equity Portfolio	591,832

As of October 31, 2021, the total cost and aggregate gross unrealized appreciation (depreciation) of securities for federal income tax purposes were different from amounts reported for financial reporting purposes, as follows (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Large Cap International Portfolio	$4,242,557	$2,159,880	$(150,672)	$2,009,208
International Core Equity Portfolio	26,675,979	11,314,807	(2,252,592)	9,062,215
Global Small Company Portfolio	80,911	18,156	—	18,156
International Small Company Portfolio	10,531,261	2,939,914	—	2,939,914
Japanese Small Company Portfolio	308,348	71,613	—	71,613
Asia Pacific Small Company Portfolio	335,341	46,308	—	46,308
United Kingdom Small Company Portfolio	39,419	8,087	(3,346)	4,741
Continental Small Company Portfolio	532,505	230,638	—	230,638
DFA International Real Estate Securities Portfolio	6,194,326	713,130	(699,671)	13,459
DFA Global Real Estate Securities Portfolio	8,328,063	2,648,735	(231,337)	2,417,398
DFA International Small Cap Value Portfolio	10,858,361	3,179,833	(1,052,322)	2,127,511
International Vector Equity Portfolio	2,874,292	1,143,997	(200,605)	943,392
International High Relative Profitability Portfolio	1,781,068	535,677	(46,497)	489,180
World ex U.S. Value Portfolio	262,198	46,383	—	46,383
World ex U.S. Core Equity Portfolio	3,203,619	1,289,404	(308,898)	980,506
World Core Equity Portfolio	704,721	385,030	—	385,030
Selectively Hedged Global Equity Portfolio	195,268	148,706	—	148,706
Emerging Markets Portfolio	3,739,638	2,490,152	—	2,490,152
Emerging Markets Small Cap Portfolio	4,058,588	1,058,119	—	1,058,119
Emerging Markets Value Portfolio	10,486,707	2,707,721	—	2,707,721
Emerging Markets Core Equity Portfolio	20,475,039	11,573,568	(2,498,617)	9,074,951
Emerging Markets Targeted Value Portfolio	192,272	55,915	(11,757)	44,158

The difference between GAAP-basis and tax-basis unrealized gains (losses) can occur as a result of wash sales and net mark to market gains (losses) on regulated futures contracts, net mark-to-market gain/loss on foreign currency contracts, and differences in the tax treatment of passive foreign investment company investments.

ASC 740 Accounting for Uncertainty in Income Taxes sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed the Portfolios’ tax positions and has concluded that no additional provision for income tax is required in the Portfolios’ financial statements. The Portfolios are not aware of any tax positions for which it is more likely than not that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Portfolios’ federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

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G. Capital Share Transactions:

The capital share transactions by class were as follows (amounts in thousands):

	Year Ended		Year Ended
	October 31, 2021		October 31, 2020
	Amount	Shares	Amount	Shares
Emerging Markets Value Portfolio
Class R2 Shares
Shares Issued	$1,397	45	$3,669	151
Shares Issued in Lieu of Cash Distributions	349	12	570	22
Shares Redeemed	(4,468)	(148)	(16,724)	(717)

Net Increase (Decrease) — Class R2 Shares	$(2,722)	(91)	$(12,485)	(544)

Institutional Class Shares
Shares Issued	$1,801,928	58,072	$3,019,595	131,537
Shares Issued in Lieu of Cash Distributions	368,063	12,127	425,160	16,845
Shares Redeemed	(5,470,382)	(175,490)	(5,831,173)	(249,652)

Net Increase (Decrease) — Institutional Class Shares	$(3,300,391)	(105,291)	$(2,386,418)	(101,270)

H. Financial Instruments:

In accordance with the Portfolios’ investment objectives and policies, the Portfolios may invest either directly or indirectly (through their investments in corresponding Master/Underlying Funds), in certain financial instruments that have off-balance sheet risk in excess of the amounts recognized in the financial statements and concentrations of credit and market risk. These instruments and their significant corresponding risks are described below:

1. Foreign Market Risks: Investments in foreign markets may involve certain considerations and risks not typically associated with investments in the United States of America, including the possibility of future political and economic developments and the level of foreign governmental supervision and regulation of foreign securities markets. These markets are generally smaller, less liquid and more volatile than the major securities markets in the United States of America. Consequently, acquisition and disposition of international securities held by the Portfolios may be inhibited.

Portfolios that have significant exposure to certain countries, such as the United Kingdom Small Company Portfolio’s Master Fund that concentrates investments in the United Kingdom, can be expected to be impacted by the political and economic conditions within such countries. For example, there is continuing uncertainty around the future of the euro and the European Union (EU) following the United Kingdom’s (UK) exit from the EU (referred to as “Brexit”). Brexit may cause greater market volatility and illiquidity, currency fluctuations, deterioration in economic activity, a decrease in business confidence, and increased likelihood of a recession in the UK. While it is not possible to determine the precise impact these events may have on the Portfolios, during this period and beyond, the impact on the UK, EU countries, other countries or parties that transact with the UK and EU, and the broader global economy could be significant and could adversely affect the value and liquidity of the Portfolios’ investments.

Derivative Financial Instruments:

Summarized below are the specific types of derivative instruments used by the Portfolios.

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2. Forward Currency Contracts: The Portfolios listed below may acquire and sell forward currency contracts to hedge against adverse changes in the relationship of the U.S. dollar to foreign currencies (foreign exchange rate risk) or to transfer balances from one currency to another currency. The Selectively Hedged Global Equity Portfolio may hedge some or all of the currency exposure of its foreign securities by entering into forward currency contracts. The decision to hedge the Selectively Hedged Global Equity Portfolio’s currency exposure with respect to a foreign market will be based primarily on the Portfolio’s existing exposure to a given foreign currency. Each contract is valued daily and the change in value is recorded by the Portfolio as an unrealized gain or loss, which is presented in the Statements of Operations as the change in unrealized appreciation or depreciation of forward currency contracts. When the contract is closed or offset with the same counterparty, the Portfolio records a realized gain or loss equal to the change in the value of the contract when it was opened and the value at the time it was closed or offset. This is presented in the Statements of Operations as a net realized gain or loss on forward currency contracts. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of foreign currency relative to the U.S. dollar.

3. Futures Contracts: Each Portfolio listed below may purchase or sell futures contracts and options on futures contracts for equity securities and indices to increase or decrease market exposure based on actual or expected cash inflows to or outflows from the Portfolio. The Selectively Hedged Global Equity Portfolio may also use futures contracts to hedge some or all of the currency exposure of its foreign securities. Upon entering into a futures contract, the Portfolios deposit cash or pledge U.S. Government securities to a broker in an amount equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Portfolios as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Portfolios record a realized gain or loss, which is presented in the Statements of Operations as a net realized gain or loss on futures, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Risks may arise upon entrance into futures contracts from potential imperfect price correlations between the futures contracts and the underlying securities, from the possibility of an illiquid secondary market for these instruments and from the possibility that the Portfolio could lose more than the initial margin requirements. The Portfolios entering into stock index futures are subject to equity price risk from those futures contracts. Counterparty credit risk related to exchange-traded futures is minimal because the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

Securities have been segregated as collateral for open futures contracts.

The average volume (based on the open positions at each fiscal month-end) of derivative activity for the year ended October 31, 2021 was as follows (amounts in thousands):

	Forward Currency Contracts*	Futures**
Large Cap International Portfolio	$—	$48,340
International Core Equity Portfolio	—	266,565
Global Small Company Portfolio	—	146
International Small Company Portfolio	—	86,184
DFA International Real Estate Securities Portfolio	—	39,583
DFA International Small Cap Value Portfolio	—	115,129
International Vector Equity Portfolio	—	1,640
International High Relative Profitability Portfolio	—	4,911
World ex U.S. Core Equity Portfolio	—	28,420
Selectively Hedged Global Equity Portfolio	107,658	4,064
Emerging Markets Core Equity Portfolio	—	226,591

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	Forward Currency Contracts*	Futures**
Emerging Markets Targeted Value Portfolio	$—	$1,700

*	Average amount of Currency Purchased/Sold in USD
**	Average Notional Value of futures contracts

The following is a summary of the Portfolios’ derivative instrument holdings categorized by primary risk exposure as of October 31, 2021 (amounts in thousands):

	Asset Derivatives Value
	Total Value at October 31, 2021	Forward Currency Contracts (1)	Equity Contracts*,(2)
Large Cap International Portfolio	$1,633	—	$1,633
International Core Equity Portfolio	9,003	—	9,003
International Small Company Portfolio	2,141	—	2,141
DFA International Real Estate Securities Portfolio	1,410	—	1,410
DFA International Small Cap Value Portfolio	4,502	—	4,502
International Vector Equity Portfolio	826	—	826
World ex U.S. Core Equity Portfolio	1,034	—	1,034
Selectively Hedged Global Equity Portfolio	838	$736	102
Emerging Markets Core Equity Portfolio	8,055	—	8,055
Emerging Markets Targeted Value Portfolio	54	—	54

Liability Derivatives Value
	Total Value	Forward
	at	Currency
	October 31, 2021	Contracts (3)
Selectively Hedged Global Equity Portfolio	$(389)	$(389)

(1)	Presented on Statements of Assets and Liabilities as Unrealized Gain on Forward Currency Contracts.
(2)	Presented on Statements of Assets and Liabilities as Receivables or Payables: Futures Margin Variation.
(3)	Presented on Statements of Assets and Liabilities as Unrealized Loss on Forward Currency Contracts.
*	Includes cumulative appreciation (depreciation) of futures contracts. Only current day’s margin variation is reported within the Statements of Assets and Liabilities.

The following is a summary of the realized and change in unrealized gains and losses from the Portfolios’ derivative instrument holdings categorized by primary risk exposure for the year ended October 31, 2021 (amounts in thousands):

	Realized Gain (Loss) on
	Derivatives
		Forward
		Currency	Equity
	Total	Contracts (1)	Contracts (2)
Large Cap International Portfolio	$14,606	—	$14,606
International Core Equity Portfolio	79,338	—	79,338

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	Realized Gain (Loss) on
	Derivatives
	Total	Forward Currency Contracts (1)	Equity Contracts (2)
Global Small Company Portfolio	$35	—	$35	*
International Small Company Portfolio	26,350	—	26,350
DFA International Real Estate Securities Portfolio	13,260	—	13,260
DFA Global Real Estate Securities Portfolio	1,671	—	1,671	*
DFA International Small Cap Value Portfolio	26,234	—	26,234
International Vector Equity Portfolio	(437)	—	(437)
International High Relative Profitability Portfolio	2,062	—	2,062
World ex U.S. Core Equity Portfolio	8,882	—	8,882
World Core Equity Portfolio	(18)	—	(18	)*
Selectively Hedged Global Equity Portfolio	1,941	$694	1,247
Emerging Markets Core Equity Portfolio	67,395	—	67,395
Emerging Markets Targeted Value Portfolio	348	—	348

	Change in Unrealized Appreciation (Depreciation) on Derivatives
	Total	Forward Currency Contracts (3)	Equity Contracts (4)
Large Cap International Portfolio	$2,380	—	$2,380
International Core Equity Portfolio	10,863	—	10,863
International Small Company Portfolio	3,416	—	3,416
DFA International Real Estate Securities Portfolio	3,086	—	3,086
DFA International Small Cap Value Portfolio	9,695	—	9,695
International Vector Equity Portfolio	826	—	826
International High Relative Profitability Portfolio	145	—	145
World ex U.S. Core Equity Portfolio	1,632	—	1,632
Selectively Hedged Global Equity Portfolio	317	$121	196
Emerging Markets Core Equity Portfolio	15,950	—	15,950
Emerging Markets Targeted Value Portfolio	67	—	67

(1)	Presented on Statements of Operations as Net Realized Gain (Loss) on: Forward Currency Contracts.
(2)	Presented on Statements of Operations as Net Realized Gain (Loss) on: Futures.
(3)	Presented on Statements of Operations as Change in Unrealized Appreciation (Depreciation) of: Forward Currency Contracts.
(4)	Presented on Statements of Operations as Change in Unrealized Appreciation (Depreciation) of: Futures.
*	As of October 31, 2021, there were no futures contracts outstanding. During the year ended October 31, 2021, the Portfolio had limited activity in futures contracts.

Offsetting of Derivative Assets and Derivative Liabilities

In order to better define its contractual rights and to secure rights that will help a Portfolio mitigate its counterparty risk, the Fund on behalf of applicable Portfolios entered into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or a similar agreement with certain of its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund, on behalf of a Portfolio, and a counterparty that governs over-the-counter (OTC) derivatives and forward currency contracts and

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typically contains, among other things, provisions in the event of a default and/or termination event and may also include collateral posting items. Under an ISDA Master Agreement, a Portfolio may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted, if any, and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out), including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency, or other events.

For financial reporting purposes, the Portfolios do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities.

The following table presents the Portfolios’ gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Portfolios as of October 31, 2021 (amounts in thousands):

	Gross Amounts of Recognized Assets (a)	Net Amounts of Assets Presented in the Statements of Assets and Liabilities	Gross Amounts Not Offset in the Statements of Assets and Liabilities		Net Amount (c)	Gross Amounts of Recognized Liabilities (a)	Net Amounts of Liabilities Presented in the Statements of Assets and Liabilities	Gross Amounts Not Offset in the Statements of Assets and Liabilities		Net Amount (e)
Description			Financial Instruments (b)	Cash Collateral Received				Financial Instruments (d)	Cash Collateral Pledged
	Assets					Liabilities
Selectively Hedged Global Equity Portfolio
UBSAG	—	—	—	—	—	$11	$11	—	—	$11
Citibank NA	—	—	—	—	—	29	29	—	—	29
Bank of America Corp.	$535	$535	—	—	$535	—	—	—	—	—
State Street Bank and Trust	167	167	$(1)	—	166	1	1	$(1)	—	—
HSBC Bank	—	—	—	—	—	267	267	—	—	267
Goldman Sachs International	15	15	—	—	15	—	—	—	—	—
Barclays Capital	—	—	—	—	—	23	23	—	—	23
Australia & New Zealand Banking Group Ltd.	—	—	—	—	—	56	56	—	—	56
JP Morgan	17	17	—	—	17	—	—	—	—	—
Morgan Stanley and Co. International	2	2	(2)	—	—	2	2	(2)	—	—

Total	$736	$736	$(3)	—	$733	$389	$389	$(3)	—	$386

(a)	No amounts have been netted against the gross amounts recognized in the Statements of Assets and Liabilities.
(b)

Represents the amount of assets that could be offset by liabilities with the same counterparty under master netting or similar agreements that management elects not to offset on the Statements of Assets and Liabilities.

(c)	Represents the net amount due from counterparties in the event of default.
(d)

Represents the amount of liabilities that could be offset by assets with the same counterparty under master netting or similar agreements that management elects not to offset on the Statements of Assets and Liabilities.

(e)	Represents the net amount due to counterparties in the event of default.

I. Line of Credit and Interfund Lending Program:

The Fund, together with other Dimensional-advised portfolios, has entered into a $500 million uncommitted, unsecured discretionary line of credit effective April 7, 2021, with its domestic custodian bank. A line of credit with similar terms was in effect through April 7, 2021. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The agreement for the line of credit expires on April 6, 2022.

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The Fund, together with other Dimensional-advised portfolios, has also entered into an additional $700 million unsecured line of credit with its international custodian bank effective January 2, 2021. A line of credit with similar terms was in effect through January 2, 2021. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $700 million in the aggregate. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. There is no commitment fee on the unused portion of the line of credit. The line of credit agreement expires on January 1, 2022.

For the year ended October 31, 2021, borrowings by the following Portfolios under the lines of credit were as follows (amounts in thousands, except percentages and days):

	Weighted Average Interest Rate	Weighted Average Loan Balance	Number of Days Outstanding*	Interest Expense Incurred	Maximum Amount Borrowed During the Period	Outstanding Borrowings as of 10/31/2021
Large Cap International Portfolio	0.83%	$2,206	10	$1	$16,289	—
Global Small Company Portfolio	0.83%	258	35	—	2,031	—
International Small Company Portfolio	0.83%	4,651	5	1	15,443	—
DFA International Real Estate Securities Portfolio	0.84%	2,495	14	1	14,265	—
DFA Global Real Estate Securities Portfolio	0.83%	4,695	9	1	11,900	—
DFA International Small Cap Value Portfolio	0.83%	5,235	9	1	11,048	—
International Vector Equity Portfolio	0.83%	1,137	13	—	7,344	—
International High Relative Profitability Portfolio	0.81%	19,903	1	—	19,903	—
World ex U.S. Value Portfolio	0.83%	638	41	1	9,903	—
World ex U.S. Core Equity Portfolio	0.83%	2,422	14	1	7,282	—
World Core Equity Portfolio	0.83%	897	55	1	6,573	$142
Selectively Hedged Global Equity Portfolio	0.83%	4,360	2	—	4,401	—
Emerging Markets Core Equity Portfolio	0.84%	11,679	2	1	22,991	—
Emerging Markets Targeted Value Portfolio	0.84%	4,266	16	2	7,233	—

*	Number of Days Outstanding represents the total of single or consecutive days during the year ended October 31, 2021, that each Portfolio’s available line of credit was used.

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Pursuant to an exemptive order issued by the SEC (the “Order”), the Portfolios may participate in an interfund lending program among certain portfolios managed by the Advisor (portfolios that operate as feeder funds do not participate in the program). The program allows the participating portfolios to borrow money from and loan money to each other for temporary or emergency purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending portfolios as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a portfolio may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice.

For the year ended October 31, 2021, activity by the Portfolios under the interfund lending program was as follows (amounts in thousands, except percentages and days):

	Borrower or Lender	Weighted Average Interest Rate	Weighted Average Loan Balance	Number of Days Outstanding*	Interest Expense/ Income	Maximum Amount Borrowed/Loaned During the Period	Outstanding Borrowings as of 10/31/2021
Emerging Markets Core Equity Portfolio	Borrower	0.44%	$10	1	—	$10	—

*	Number of Days Outstanding represents the total of single or consecutive days during the year ended October 31, 2021 that the Portfolio utilized the interfund lending program.

J. Affiliated Trades:

Cross trades for the year ended October 31, 2021, if any, were executed by the Portfolios pursuant to procedures adopted by the Board of Directors of the Fund to ensure compliance with Rule 17a-7 under the Investment Company Act of 1940 (the “1940 Act”). Cross trading is the buying or selling of portfolio securities between series of investment companies, or between a series of an investment company and another entity, that are or could be considered affiliates by virtue of having a common investment advisor (or affiliated investment advisors), common Directors and/or common Officers. At its regularly scheduled meetings, the CCO certifies to the Board that the 17a-7 transactions entered into by the Portfolios complied with the Rule 17a-7 Procedures adopted by the Board of Directors of the Fund.

For the year ended October 31, 2021, cross trades by the Portfolios under Rule 17a-7 were as follows (amounts in thousands):

Portfolio	Purchases	Sales	Realized Gain (Loss)
Large Cap International Portfolio	$180,663	$60,935	$(8,996)
International Core Equity Portfolio	167,844	149,445	(11,095)
DFA Global Real Estate Securities Portfolio	36,687	137	11
DFA International Small Cap Value Portfolio	81,551	233,303	55,507
International Vector Equity Portfolio	24,237	45,657	10,045
International High Relative Profitability Portfolio	80,493	33,215	873
World ex U.S. Core Equity Portfolio	9,977	19,866	(2,408)
Emerging Markets Core Equity Portfolio	5,509	3,612	299
Emerging Markets Targeted Value Portfolio	292	1,418	100

150

K. Securities Lending:

As of October 31, 2021, some of the Portfolios had securities on loan to brokers/dealers, for which each such Portfolio received cash collateral. The Portfolios also received non-cash collateral consisting of short- and/or long-term U.S. Treasuries and U.S. government agency securities as follows (amounts in thousands):

Non-Cash Collateral Market Value
Large Cap International Portfolio	$55,186
International Core Equity Portfolio	314,556
DFA International Real Estate Securities Portfolio	16,995
DFA International Small Cap Value Portfolio	86,568
International Vector Equity Portfolio	49,380
International High Relative Profitability Portfolio	10,536
World ex U.S. Core Equity Portfolio	67,744
Emerging Markets Core Equity Portfolio	1,231,666
Emerging Markets Targeted Value Portfolio	7,426

Each Portfolio invests the cash collateral, as described below, and records a liability for the return of the collateral, during the period the securities are on loan. Loans of securities are expected at all times to be secured by collateral in an amount (i) equal to at least 100% of the current market value of the loaned securities with respect to securities of the U.S. government or its agencies, (ii) generally equal to 102% of the current market value of the loaned securities with respect to U.S. securities, and (iii) generally equal to 105% of the current market value of the loaned securities with respect to foreign securities. However, daily market fluctuations could cause the Portfolio’s collateral to be lower or higher than the expected thresholds. If this were to occur, the collateral would be adjusted the next business day to ensure adequate collateralization. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. If the borrower fails to return loaned securities, cash collateral being maintained by the borrower is insufficient to cover the value of loaned securities, and such collateral insufficiency is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Portfolio or, at the option of the lending agent, to replace the securities. In the event of the bankruptcy of the borrower, a Portfolio could experience delay in recovering the loaned securities or only recover cash or a security of equivalent value.

Subject to their stated investment policies, each Portfolio with securities on loan will generally invest the cash collateral received for the loaned securities in the Money Market Series, an affiliated registered money market fund advised by the Advisor for which the Advisor receives a management fee of 0.05% of the average daily net assets of the Money Market Series. Income received from the Money Market Series is netted with fees for securities lending and collateral investment expenses and with other payments to and from borrowers of securities. Each Portfolio also may invest the cash collateral received for the loaned securities in securities of the U.S. government or its agencies, repurchase agreements collateralized by securities of the U.S. government or its agencies, and affiliated or unaffiliated money market funds that are registered or unregistered. For purposes of this paragraph, agencies include both agency debentures and agency mortgage-backed securities. Additionally, each Portfolio will be able to terminate the loan at any time and will receive reasonable interest on the loan, as well as amounts equal to any dividends, interest or, other distributions on the loaned securities. However, dividend income received from loaned securities may not be eligible for taxation at qualified dividend income rates.

151

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of October 31, 2021 (amounts in thousands):

	Remaining Contractual Maturity of the Agreements As of October 31, 2021
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions Large Cap International Portfolio
Common Stocks	$301,155	—	—	—	$301,155
International Core Equity Portfolio
Common Stocks, Rights/Warrants	1,595,091	—	—	—	1,595,091
DFA International Real Estate Securities Portfolio
Common Stocks	310,621	—	—	—	310,621
DFA Global Real Estate Securities Portfolio
Common Stocks	217,101	—	—	—	217,101
DFA International Small Cap Value Portfolio
Common Stocks	383,569	—	—	—	383,569
International Vector Equity Portfolio
Common Stocks, Rights/Warrants	142,982	—	—	—	142,982
International High Relative Profitability Portfolio
Common Stocks	96,300	—	—	—	96,300
World ex U.S. Core Equity Portfolio
Common Stocks	144,566	—	—	—	144,566
Emerging Markets Core Equity Portfolio
Common Stocks	524,700	—	—	—	524,700
Emerging Markets Targeted Value Portfolio
Common Stocks	3,070	—	—	—	3,070

L. Shareholder Servicing Fees:

The Class R2 Shares pay a shareholder servicing fee in an amount up to 0.25% of their annual average net assets to compensate service agents that provide shareholder servicing, record keeping, account maintenance and other services to investors in Emerging Markets Value Portfolio Class R2 Shares.

M. Indemnitees; Contractual Obligations:

Under the Fund’s organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund.

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

152

N. Recently Issued Accounting Standards and Regulations:

In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. In January 2021, the FASB issued ASU No. 2021-01, with further amendments to Topic 848. The amendments in the ASUs provide optional temporary accounting recognition and financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the LIBOR and other interbank-offered based reference rates as of the end of 2021 and 2023. The ASUs are effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management has reviewed the requirements and believes the adoption of these ASUs will not have a material impact on the Portfolios’ financial statements.

In October 2020, the SEC adopted new regulations governing the use of derivatives by registered investment companies. Rule 18f-4 (the “Derivatives Rule”) imposes limits on the amount of derivatives contracts the Portfolios could enter, eliminate the asset segregation framework currently used by the Portfolios to comply with Section 18 of the 1940 Act, and require funds whose use of derivatives is more than a limited specified exposure to establish and maintain a derivatives risk management program and appoint a derivatives risk manager. The Derivatives Rule became effective February 19, 2021 and the Portfolios are required to comply on August 19, 2022. Management is currently evaluating the effect, if any, the Derivatives Rule will have on the Portfolios.

On December 3, 2020, the SEC adopted new Rule 2a-5 (the “Valuation Rule”) under the Investment Company Act of 1940, establishing an updated regulatory framework for fund valuation. The Valuation Rule, in part, provides a framework for good faith fair value determination and permits a Board to designate fair value determinations to a fund’s investment adviser. Further, the SEC is rescinding previously issued guidance on related issues. The Valuation Rule became effective on March 8, 2021, with a compliance date of September 8, 2022. Management is currently evaluating the Valuation Rule and its effect on the Portfolios.

O. Coronavirus (COVID-19) Pandemic:

The ongoing outbreak of the novel coronavirus, COVID-19, has resulted, at times, in market closures, market volatility, liquidity constraints and increased trading costs. Efforts to contain the spread of COVID-19 have resulted in global travel restrictions and disruptions of healthcare systems, business operations and supply chains, layoffs, reduced consumer demand, defaults and credit rating downgrades, and other significant economic impacts. The effects of COVID-19 have impacted global economic activity and may heighten pre-existing political, social and economic risks, domestically or globally. The full impact of the COVID-19 pandemic is unpredictable and may adversely affect a Portfolio’s performance.

P. Other:

As of October 31, 2021, the following number of shareholders held the following approximate percentages of the Portfolios’ outstanding shares. One or more of the shareholders may be omnibus accounts, which typically hold shares for the benefit of several other underlying investors.

	Number of Shareholders	Approximate Percentage of Outstanding Shares
Large Cap International Portfolio-Institutional Class	4	72%
International Core Equity Portfolio-Institutional Class	4	72%
Global Small Company Portfolio-Institutional Class	4	95%
International Small Company Portfolio-Institutional Class	4	76%
Japanese Small Company Portfolio-Institutional Class	3	87%
Asia Pacific Small Company Portfolio-Institutional Class	2	92%
United Kingdom Small Company Portfolio-Institutional Class	4	94%
Continental Small Company Portfolio-Institutional Class	2	91%
DFA International Real Estate Securities Portfolio-Institutional Class	4	93%
DFA Global Real Estate Securities Portfolio-Institutional Class	3	68%
DFA International Small Cap Value Portfolio-Institutional Class	4	75%
International Vector Equity Portfolio-Institutional Class	3	84%

153

	Number of Shareholders	Approximate Percentage of Outstanding Shares
International High Relative Profitability Portfolio-Institutional Class	3	90%
World ex U.S. Value Portfolio-Institutional Class	6	90%
World ex U.S. Core Equity Portfolio-Institutional Class	3	74%
World Core Equity Portfolio-Institutional Class	5	85%
Selectively Hedged Global Equity Portfolio-Institutional Class	3	91%
Emerging Markets Portfolio-Institutional Class	3	63%
Emerging Markets Small Cap Portfolio-Institutional Class	4	65%
Emerging Markets Value Portfolio-Class R2	1	96%
Emerging Markets Value Portfolio-Institutional Class	2	40%
Emerging Markets Core Equity Portfolio-Institutional Class	3	65%
Emerging Markets Targeted Value Portfolio-Institutional Class	3	91%

The Portfolios are subject to claims and suits that arise from time to time in the ordinary course of business (for example, ongoing claw back litigation against former shareholders of portfolio companies that filed for bankruptcy, such as The Tribune Company and Nine West). Although management currently believes that resolving claims against the Portfolios, individually or in aggregate, will not have a material adverse impact on the Portfolios’ financial position, results of operations, or cash flows, these matters are subject to inherent uncertainties and management’s view of these matters may change in the future.

On June 3, 2021, President Biden issued an Executive Order titled ”Addressing the Threat from Securities Investments that Finance Certain Companies of the People’s Republic of China” (the “Order”). Effective on August 2, 2021, the Order restricts investment in certain companies identified as “Chinese Military Industrial Complex Companies” (CMICs) by the Office of Foreign Asset Control, an agency of the Department of Treasury and the Department of Defense. As of July 27, 2021, the Portfolios have divested of all publicly traded securities identified as CMIC’s listed in the Order.

Q. Subsequent Event Evaluations:

Management has evaluated the impact of all subsequent events on the Portfolios through the date on which the financial statements were issued and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

154

Report of Independent Registered Public Accounting Firm

To the Board of Directors of DFA Investment Dimensions Group Inc. and Shareholders of each of Large Cap International Portfolio, International Core Equity Portfolio, Global Small Company Portfolio, International Small Company Portfolio, Japanese Small Company Portfolio, Asia Pacific Small Company Portfolio, United Kingdom Small Company Portfolio, Continental Small Company Portfolio, DFA International Real Estate Securities Portfolio, DFA Global Real Estate Securities Portfolio, DFA International Small Cap Value Portfolio, International Vector Equity Portfolio, International High Relative Profitability Portfolio, World ex U.S. Value Portfolio, World ex U.S. Core Equity Portfolio, World Core Equity Portfolio, Selectively Hedged Global Equity Portfolio, Emerging Markets Portfolio, Emerging Markets Small Cap Portfolio, Emerging Markets Value Portfolio, Emerging Markets Core Equity Portfolio and Emerging Markets Targeted Value Portfolio

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the summary schedules of portfolio holdings of Large Cap International Portfolio, International Core Equity Portfolio, DFA International Real Estate Securities Portfolio, DFA Global Real Estate Securities Portfolio, DFA International Small Cap Value Portfolio, International Vector Equity Portfolio, International High Relative Profitability Portfolio, World ex U.S. Core Equity Portfolio, Emerging Markets Core Equity Portfolio and Emerging Markets Targeted Value Portfolio and schedules of investments of Global Small Company Portfolio, International Small Company Portfolio, Japanese Small Company Portfolio, Asia Pacific Small Company Portfolio, United Kingdom Small Company Portfolio, Continental Small Company Portfolio, World ex U.S. Value Portfolio, World Core Equity Portfolio, Selectively Hedged Global Equity Portfolio, Emerging Markets Portfolio, Emerging Markets Small Cap Portfolio and Emerging Markets Value Portfolio (twenty-two of the portfolios constituting DFA Investment Dimensions Group Inc., hereafter collectively referred to as the “Portfolios”) as of October 31, 2021, the related statements of operations for the year ended October 31, 2021, the statements of changes in net assets for each of the two years in the period ended October 31, 2021, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Portfolios as of October 31, 2021, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2021, and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on the Portfolios’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolios in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2021 by correspondence with the custodians, brokers and transfer agents of the investee funds; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

155

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 22, 2021

We have served as the auditor of one or more investment companies in Dimensional Fund Advisors L.P. investment company group since 1981.

156

DIMENSIONAL INVESTMENT GROUP INC.

PERFORMANCE CHARTS

(Unaudited)

DFA International Value Portfolio — Class R2 vs.

MSCI World ex USA Index (net dividends)

October 31, 2011-October 31, 2021

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MSCI data © MSCI 2021, all rights reserved.

DFA International Value Portfolio — Institutional Class vs.

MSCI World ex USA Index (net dividends)

October 31, 2011-October 31, 2021

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MSCI data © MSCI 2021, all rights reserved.

157

MANAGEMENT’S DISCUSSION AND ANALYSIS

International Equity Market Review	12 Months Ended October 31, 2021

Performance of non-U.S. developed markets was positive for the period. As measured by the MSCI World ex USA indices, small-cap stocks outperformed large-cap stocks, and mid-cap stocks, a subset of the large-cap universe, underperformed large-cap stocks and small-cap stocks. Value stocks outperformed growth stocks as measured by the MSCI World ex USA indices.

12 Months Ended October 31, 2021

Return in U.S. Dollars
MSCI World ex USA Index	35.59%
MSCI World ex USA Mid Cap Index	31.20%
MSCI World ex USA Small Cap Index	37.19%
MSCI World ex USA Value Index	40.88%
MSCI World ex USA Growth Index	30.25%

For the 12 Months Ended October 31, 2021, the U.S. dollar appreciated against some non-U.S. developed markets currencies and depreciated against others. Overall, currency movements did not have a material overall impact on the U.S. dollar-denominated returns of developed markets.

12 Months Ended October 31, 2021

Ten Largest Foreign Developed Markets by Market Cap	Local Return	Return in U.S. Dollars
Japan	30.75%	19.88%
United Kingdom	35.57%	43.72%
Canada	38.56%	49.05%
France	48.30%	47.33%
Switzerland	28.36%	28.75%
Germany	33.47%	32.60%
Australia	27.93%	36.82%
Netherlands	60.71%	59.67%
Sweden	40.26%	45.36%
Hong Kong	18.26%	17.91%

Source: Returns are of MSCI standard indices net of foreign withholding taxes on dividends. Copyright MSCI 2021, all rights reserved.

Emerging markets had positive performance for the period but underperformed both U.S. and non-U.S. developed markets. As measured by the MSCI Emerging Markets indices, small-cap stocks outperformed large-cap stocks, and mid-cap stocks, a subset of the large-cap universe, outperformed large-cap stocks but underperformed small-cap stocks. Value stocks outperformed growth stocks as measured by the MSCI Emerging Markets indices.

158

12 Months Ended October 31, 2021

Return in U.S. Dollars
MSCI Emerging Markets Index	16.96%
MSCI Emerging Markets Mid Cap Index	31.20%
MSCI Emerging Markets Small Cap Index	44.29%
MSCI Emerging Markets Value Index	28.31%
MSCI Emerging Markets Growth Index	7.38%

For the 12 Months Ended October 31, 2021, the U.S. dollar depreciated against some emerging markets currencies and appreciated against others. Overall, currency movements had a positive impact on the U.S. dollar denominated returns of emerging markets.

12 Months Ended October 31, 2021

Ten Largest Emerging Markets by Market Cap	Local Return	Return in U.S.
Dollars
China	-9.52%	-9.21%
Taiwan	38.36%	42.32%
Korea	27.78%	24.08%
India	51.78%	50.21%
Russia	64.53%	81.80%
Brazil	10.38%	12.91%
Saudi Arabia	56.07%	56.04%
South Africa	18.16%	26.32%
Mexico	42.35%	47.44%
Thailand	34.75%	26.57%

Source: Returns are of MSCI standard indices net of foreign withholding taxes on dividends. Copyright MSCI 2021, all rights reserved.

For Portfolios investing in non-U.S. equities traded outside of the U.S. market time zone, differences in the valuation timing and methodology between a Portfolio and its benchmark index may impact relative performance over the referenced period. The Portfolios price foreign exchange rates at the closing of the U.S. market, while their benchmark indices use rates at 4 p.m. London time. The Portfolios also may use fair value pricing to price certain portfolio securities at the closing of the U.S. market, while benchmark indices may use local market closing prices. For the one-year period ended October 31, 2021, these differences generally detracted from the Portfolios’ relative performance.

DFA International Value Portfolio

The DFA International Value Portfolio invests in developed ex U.S. large company value stocks by purchasing shares of the DFA International Value Series, a Master Fund managed by Dimensional that invests in such securities. The investment strategy is process driven, emphasizing broad diversification, with increased exposure to stocks with smaller total market capitalizations, lower relative price (value), and higher-profitability within the large-cap value segment of developed ex U.S. markets. As of October 31, 2021, the Master Fund held approximately 510 securities in 22 eligible developed markets. Average cash exposure throughout the year was less than 1% of the Master Fund’s assets.

159

For the 12 months ended October 31, 2021, total returns were 50.55% for the Portfolio’s Class R2 shares, 50.90% for the Portfolio’s Institutional Class shares, and 35.59% for the MSCI World ex USA Index (net dividends), the Portfolio’s benchmark. With low relative price (value) stocks outperforming high relative price (growth) stocks for the period, the Master Fund’s focus on value stocks contributed positively to performance relative to the style-neutral benchmark.

160

DIMENSIONAL INVESTMENT GROUP INC.

DISCLOSURE OF FUND EXPENSES

(Unaudited)

The following Expense Table is shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports, among others. Operating expenses and legal and audit services, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs, in dollars, of investing in the fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrates your fund’s costs in two ways.

Actual Fund Return

This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and “Expenses Paid During Period” reflects the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes

This section is intended to help you compare your fund’s costs with those of other mutual funds. The hypothetical “Ending Account Value” and “Expenses Paid During Period” are derived from the fund’s actual expense ratio and an assumed 5% annual return before expenses. In this case, because the return used is not the fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% annual return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs, if applicable. The “Annualized Expense Ratio” represents the actual expenses for the six-month period indicated.

161

DISCLOSURE OF FUND EXPENSES

CONTINUED

Six Months Ended October 31, 2021

EXPENSE TABLE

	Beginning	Ending		Expenses
	Account	Account	Annualized	Paid
	Value	Value	Expense	During
	05/01/21	10/31/21	Ratio (1)	Period (1)
DFA International Value Portfolio (2)
Actual Fund Return
Class R2 Shares	$1,000.00	$1,056.00	0.60%	$3.11
Institutional Class Shares	$1,000.00	$1,057.20	0.36%	$1.87
Hypothetical 5% Annual Return
Class R2 Shares	$1,000.00	$1,022.18	0.60%	$3.06
Institutional Class Shares	$1,000.00	$1,023.39	0.36%	$1.84

(1)

Expenses are equal to the fund’s annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (184), then divided by the number of days in the year (365) to reflect the six-month period.

(2)

The Portfolio is a Feeder Fund. The expenses shown reflect the direct expenses of the Feeder Fund and the allocation of the Feeder Fund’s portion of the expenses of its Master Fund (Affiliated Investment Company).

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DIMENSIONAL INVESTMENT GROUP INC.

DISCLOSURE OF PORTFOLIO HOLDINGS

(Unaudited)

The SEC requires that all funds file a complete Schedule of Investments with the SEC for their first and third fiscal quarters as an exhibit to their reports on Form N-PORT. For Dimensional Investment Group Inc., this would be for the fiscal quarters ending January 31 and July 31. Such Form N-PORT filing must be made within 60 days of the end of the quarter. Dimensional Investment Group Inc. filed its most recent Form N-PORT with the SEC on September 24, 2021. They are available upon request, without charge, by calling collect: (512) 306-7400; by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, TX 78746; or by visiting the SEC’s website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The SEC requires that all funds present their categories of portfolio holdings in a table, chart, or graph format in their annual and semi-annual shareholder reports, whether or not a Schedule of Investments is used. The following table, which presents portfolio holdings as a percentage of total investments before short-term investments and collateral for loaned securities, is provided in compliance with this requirement.

The categories of industry classification for the Affiliated Investment Company are represented in its Disclosure of Portfolio Holdings, which is included elsewhere in the report. Refer to the Summary Schedule of Portfolio Holdings for the underlying Affiliated Investment Company’s holdings, which reflect the investments by category.

FEEDER FUND

Affiliated Investment Company
DFA International Value Portfolio	100.0%

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DFA INTERNATIONAL VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS

October 31, 2021

Value†
AFFILIATED INVESTMENT COMPANIES — (100.0%)
Investment in The DFA International Value Series of The DFA Investment Trust Company	$8,316,979,479

TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANIES	$8,316,979,479

Summary of the Portfolio’s Master Fund’s investments as of October 31, 2021, based on their valuation inputs, is located in this report (See Security Valuation Note).

See accompanying Notes to Financial Statements.

164

DIMENSIONAL INVESTMENT GROUP INC.

STATEMENT OF ASSETS AND LIABILITIES

OCTOBER 31, 2021

(Amounts in thousands, except share and per share amounts)

DFA
International
Value Portfolio
ASSETS:
Investments in Affiliated Investment Company at Value	$8,316,979
Receivables:
Fund Shares Sold	2,639
Prepaid Expenses and Other Assets	56

Total Assets	8,319,674

LIABILITIES:
Payables:
Fund Shares Redeemed	3,955
Due to Advisor	705
Accrued Expenses and Other Liabilities	781

Total Liabilities	5,441

NET ASSETS	$8,314,233

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE:
Class R2 Shares — based on net assets of $1,753 and shares outstanding of 88,780	$19.74

NUMBER OF SHARES AUTHORIZED	100,000,000

Institutional Class Shares — based on net assets of $8,312,480 and shares outstanding of 419,860,628	$19.80

NUMBER OF SHARES AUTHORIZED	1,500,000,000

NET ASSETS CONSIST OF:
Paid-In Capital	$7,198,087
Total Distributable Earnings (Loss)	1,116,146

NET ASSETS	$8,314,233

See accompanying Notes to Financial Statements.

165

DIMENSIONAL INVESTMENT GROUP INC.

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2021

(Amounts in thousands)

DFA
International
Value Portfolio*
Investment Income
Net Investment Income Allocated from Affiliated Investment Companies:
Dividends (Net of Foreign Taxes Withheld of $28,683)	$301,702
Income from Securities Lending	2,931
Expenses Allocated from Affiliated Investment Companies	(17,844)

Total Net Investment Income Allocated and/or Distributions Received from Affiliated Investment Companies	286,789

Fund Expenses
Investment Management Fees	25,884
Accounting & Transfer Agent Fees	1,157
Shareholder Servicing Fees Class R2 Shares	3
Filing Fees	187
Shareholders’ Reports	172
Directors’/Trustees’ Fees & Expenses	89
Professional Fees	33
Other	45

Total Fund Expenses	27,570

Fees Waived, Expenses Reimbursed by Advisor (Note C)
Class R2 Shares	3
Institutional Class Shares	16,403

Net Expenses	11,164

Net Investment Income (Loss)	275,625

Realized and Unrealized Gain (Loss)
Net Realized Gain (Loss) on:
Transactions Allocated from Affiliated Investment Company**	377,980
Change in Unrealized Appreciation (Depreciation) of:
Transactions Allocated from Affiliated Investment Company	2,522,431

Net Realized and Unrealized Gain (Loss)	2,900,411

Net Increase (Decrease) in Net Assets Resulting from Operations	$3,176,036

**	Net of foreign capital gain taxes withheld of $0.
*	Investment Income and Realized and Unrealized Gain (Loss) were allocated from the Portfolio’s Master Fund (Affiliated Investment Company).

See accompanying Notes to Financial Statements.

166

DIMENSIONAL INVESTMENT GROUP INC.

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	DFA International Value Portfolio***
	Year	Year
	Ended	Ended
	Oct 31,	Oct 31,
	2021	2020
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$275,625	$198,052
Net Realized Gain (Loss) on:
Transactions Allocated from Affiliated Investment Company*,**	377,980	(316,959)
Change in Unrealized Appreciation (Depreciation) of:
Transactions Allocated from Affiliated Investment Company	2,522,431	(1,563,162)

Net Increase (Decrease) in Net Assets Resulting from Operations	3,176,036	(1,682,069)

Distributions:
Class R2 Shares	(43)	(29)
Institutional Class Shares	(258,413)	(226,414)

Total Distributions	(258,456)	(226,443)

Capital Share Transactions (1):
Shares Issued	1,043,206	2,636,246
Shares Issued in Lieu of Cash Distributions	254,720	222,167
Shares Redeemed	(2,459,596)	(3,566,247)

Net Increase (Decrease) from Capital Share Transactions	(1,161,670)	(707,834)

Total Increase (Decrease) in Net Assets	1,755,910	(2,616,346)
Net Assets
Beginning of Year	6,558,323	9,174,669

End of Year	$8,314,233	$6,558,323

(1) Shares Issued and Redeemed:
Shares Issued	56,340	194,702
Shares Issued in Lieu of Cash Distributions	13,672	14,542
Shares Redeemed	(134,474)	(258,909)

Net Increase (Decrease) from Shares Issued and Redeemed	(64,462)	(49,665)

*	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2021 of $0.
**	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2020 of $0.
***	Investment Income and Realized and Unrealized Gain (Loss) were allocated from the Portfolio’s Master Fund (Affiliated Investment Company).

See accompanying Notes to Financial Statements.

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DIMENSIONAL INVESTMENT GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

	DFA International Value Portfolio-Class R2 Shares
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	Oct 31,	Oct 31,	Oct 31,	Oct 31,	Oct 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Year	$13.50	$17.13	$17.68	$19.89	$16.27
Income from Investment Operations (A)
Net Investment Income (Loss)	0.62	0.38	0.58	0.54	0.55
Net Gains (Losses) on Securities (Realized and Unrealized)	6.17	(3.61)	(0.10)	(2.21)	3.61

Total from Investment Operations	6.79	(3.23)	0.48	(1.67)	4.16

Less Distributions:
Net Investment Income	(0.55)	(0.40)	(0.51)	(0.54)	(0.54)
Net Realized Gains	—	—	(0.52)	—	—

Total Distributions	(0.55)	(0.40)	(1.03)	(0.54)	(0.54)

Net Asset Value, End of Year	$19.74	$13.50	$17.13	$17.68	$19.89

Total Return	50.55%	(19.08%)	3.13%	(8.59%)	25.99%

Net Assets, End of Year (thousands)	$1,753	$835	$1,191	$1,477	$3,508
Ratio of Expenses to Average Net Assets (F)	0.60%	0.65%	0.69%	0.68%	0.68%
Ratio of Expenses to Average Net Assets (Excluding Fees Waived, Expenses Reimbursed by Advisor) (F)	0.80%	0.85%	0.89%	0.88%	0.88%
Ratio of Net Investment Income to Average Net Assets	3.31%	2.56%	3.43%	2.72%	3.07%

See page 1-2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

168

DIMENSIONAL INVESTMENT GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

	DFA International Value Portfolio-Institutional Class Shares
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	Oct 31,	Oct 31,	Oct 31,	Oct 31,	Oct 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Year	$13.54	$17.18	$17.74	$19.94	$16.30

Income from Investment Operations (A)
Net Investment Income (Loss)	0.62	0.38	0.63	0.60	0.56
Net Gains (Losses) on Securities (Realized and Unrealized)	6.23	(3.58)	(0.11)	(2.21)	3.66

Total from Investment Operations	6.85	(3.20)	0.52	(1.61)	4.22

Less Distributions:
Net Investment Income	(0.59)	(0.44)	(0.56)	(0.59)	(0.58)
Net Realized Gains	—	—	(0.52)	—	—

Total Distributions	(0.59)	(0.44)	(1.08)	(0.59)	(0.58)

Net Asset Value, End of Year	$19.80	$13.54	$17.18	$17.74	$19.94

Total Return	50.90%	(18.87%)	3.37%	(8.32%)	26.36%

Net Assets, End of Year (thousands)	$8,312,480	$6,557,488	$9,173,478	$9,421,965	$9,837,631
Ratio of Expenses to Average Net Assets (F)	0.36%	0.40%	0.44%	0.43%	0.43%
Ratio of Expenses to Average Net Assets (Excluding Fees Waived, Expenses Reimbursed by Advisor) (F)	0.56%	0.60%	0.64%	0.63%	0.63%
Ratio of Net Investment Income to Average Net Assets	3.36%	2.57%	3.70%	3.01%	3.12%

See page 1-2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

169

DIMENSIONAL INVESTMENT GROUP INC.

NOTES TO FINANCIAL STATEMENTS

A. Organization:

Dimensional Investment Group Inc. (the “Fund”) is an open-end management investment company registered under the Investment Company Act of 1940, whose shares are generally offered to institutional investors, retirement plans and clients of registered investment advisors. The Fund consists of eleven portfolios, one of which, the DFA International Value Portfolio (the “Portfolio”), is presented in this section of the report. The remaining operational portfolios are presented in separate reports. The Portfolio is an investment company, and accordingly, follows the accounting and reporting guidance under the Financial Accounting Standards Board (“FASB”) Accounting Standards Certification (“ASC”), Topic 946, “Financial Services-Investment Companies.”

The Portfolio invests substantially all of its assets in The DFA International Value Series (the “Series”), a corresponding series of The DFA Investment Trust Company. As of October 31, 2021, the Portfolio owned 68% of the Series. The financial statements of the Series are included elsewhere in this report and should be read in conjunction with the financial statements of the Portfolio.

B. Significant Accounting Policies:

The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Fund in preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates, and those differences could be material.

1. Security Valuation: The Portfolio uses a fair value hierarchy, which prioritizes the inputs-to-valuation techniques used to measure fair value into three broad levels described below:

•	Level 1 – inputs are quoted prices in active markets for identical securities (including equity securities, open-end investment companies, and futures contracts)

•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The Portfolio’s investment reflects its proportionate interests in the net assets of the Series. The valuation is classified as Level 1 in the hierarchy.

Securities for which no market quotations are readily available (including restricted securities), or for which market quotations have become unreliable, are valued in good faith at fair value in accordance with procedures adopted by the Board of Directors of the Fund. Fair value pricing may also be used if events that have a significant effect on the value of an investment (as determined in the discretion of Dimensional Fund Advisors LP) occur before the net asset value of the Portfolio is calculated. When fair value pricing is used, the prices of securities used by the Portfolio may differ from the quoted or published prices for the same securities on their primary markets or exchanges. These securities are generally categorized as Level 2 or Level 3 in the hierarchy.

A summary of the inputs used to value the Portfolio’s investments by each major security type, industry and/or country is disclosed previously in this note. A valuation hierarchy table has been included at the end of the Schedule of Investments. The methodology or inputs used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

170

2. Deferred Compensation Plan: Each eligible Director of the Fund may elect to participate in the Fee Deferral Plan for Independent Directors and Trustees (the “Plan”). Under the Plan, effective January 1, 2002, such Directors may defer payment of all or a portion of their total fees earned as a Director. These deferred amounts may be treated as though such amounts had been invested in shares of the following funds: the U.S. Large Cap Value Portfolio, U.S. Core Equity 1 Portfolio, U.S. Large Company Portfolio, U.S. Vector Equity Portfolio, U.S. Micro Cap Portfolio, DFA International Value Portfolio, International Core Equity Portfolio, Emerging Markets Portfolio, Emerging Markets Core Equity Portfolio, DFA Inflation-Protected Securities Portfolio, and/or DFA Two-Year Global Fixed Income Portfolio. Contributions made under the Plan and the change in unrealized appreciation (depreciation) and income are included in Directors’/ Trustees’ Fees & Expenses.

The Directors may receive their distributions of proceeds by one of the following methods: lump sum, annual installments over a period of agreed-upon years, or quarterly installments over a period of agreed-upon years. Each Director shall have the right in a notice of election (the “Notice”) to defer the receipt of the Director’s deferred compensation until a date specified by such Director in the Notice. The date may not be sooner than the earlier of: (i) the first business day of January following the year in which such Director ceases to be a member of the Board of Directors of the Fund; and (ii) five years following the effective date of the Director’s first deferral election. If a Director who elects to defer fees fails to designate in the Notice a time or date as of which payment of the Director’s deferred fee account shall commence, payment of such amount shall commence as of the first business day of January following the year in which the Director ceases to be a member of the Board (unless the Director files an amended Notice selecting a different distribution date).

3. Other: The Portfolio recognizes its pro-rata share, on a daily basis, of net investment income and realized and unrealized gains and losses of investment securities from the Series, which is treated as a partnership for federal income tax purposes. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments or as a realized gain, respectively. The Portfolio estimates the character of received distributions that may be considered return of capital distributions. Expenses directly attributable to the Portfolio are directly charged. Common expenses of the Fund or the Portfolio are allocated using methods approved by the Board of Directors, generally based on average net assets.

Class R2 Shares and Institutional Class Shares have equal rights to assets and earnings of the Portfolio. Income, gains and losses, and common expenses of the Portfolio are allocated to each class of shares based on its relative net assets. Each class will bear its own class-specific expenses, if any.

C. Investment Advisor:

The Advisor, Dimensional Fund Advisors LP, provides investment management services to the Portfolio. For the year ended October 31, 2021, the Portfolio’s investment management fees were accrued daily and paid monthly to the Advisor based on the following effective annual rates of average daily net assets:

DFA International Value Portfolio	0.32	%*

*	Effective as of February 28, 2021, the management fee payable by the Portfolio was reduced from 0.35% to 0.30%.

Pursuant to an Amended and Restated Fee Waiver and/or Expense Assumption Agreement (the “Fee Waiver Agreement”), the Advisor has contractually agreed to waive certain fees, and in certain instances, assume certain expenses of the Portfolio, as described in the notes below. A portion of the Fee Waiver Agreement for the Portfolio will remain in effect through February 28, 2022, may only be terminated by the Fund’s Board of Directors prior to that date and shall continue in effect from year to year thereafter unless terminated by the Fund or the Advisor. The Fee Waiver Agreement with respect to the total management fees paid by the Portfolio, as described in the notes below, will remain in effect permanently, unless terminated by the Portfolio. During the year ended October 31, 2021, the Portfolio had expense limits based on a percentage of average net assets on an annualized basis, and the Advisor recovered previously waived fees and/or assumed expenses (amounts in thousands), as listed below. The net amount of waived fees/expenses assumed (recovered previously waived fees/expenses assumed) during the year ended October 31, 2021, and the previously waived fees/expenses assumed subject to future recovery by the

171

Advisor as of October 31, 2021, are also reflected below (amounts in thousands). At any time that the Annualized Expense Ratio (defined below) of the Class R2 shares of the Portfolio are less than the Expense Limitation Amount listed below, the Advisor retains the right to recover fees previously waived and/or expenses previously assumed to the extent that the expense ratio following such recovery would be less than the Expense Limitation Amount that was in place when such prior year fees were waived and/or expenses assumed, and less than the current Expense Limitation Amount for the Portfolio. The Advisor, however, will not be reimbursed by the Portfolio in connection with its Permanent Fee Waiver. The Fund, on behalf of the Portfolio, is also not obligated to reimburse the Advisor for fees previously waived or expenses previously assumed by the Advisor more than thirty-six months before the date of recovery.

					Previously
			Recovery		Waived Fees/
	Expense	Total	of Previously	Waived Fees/	Expenses Assumed
	Limitation	Management	Waived Fees/	Expenses	Subject to Future
Institutional Class Shares	Amount	Fee Limit	Expenses Assumed	Assumed	Recovery
DFA International Value Portfolio (1)	—	0.30%	—	$16,403	—
Class R2 Shares
DFA International Value Portfolio (2)	0.79%	0.30%	—	3	—

(1)

Effective February 28, 2021, the Advisor has contractually agreed to permanently waive all or a portion of the management fee of the Portfolio to the extent necessary to limit the total management fees paid to the Advisor by the Portfolio, including the proportionate share of the management fees the Portfolio pays indirectly through its investment in other funds managed by the Advisor, except for the fees paid indirectly through its investment of securities lending cash collateral in The DFA Short Term Investment Fund, to the rate listed above as a percentage of the average net assets of the Institutional Class of the Portfolio on an annualized basis (the “Permanent Fee Waiver”). From February 28, 2020 to February 27, 2021, the Permanent Fee Waiver Limit was 0.35%. From July 21, 2015 to February 27, 2020, the Permanent Fee Waiver Limit was 0.40%.

(2)

Effective February 28, 2021, the Advisor has contractually agreed to permanently waive all or a portion of the management fee of the DFA International Value Portfolio to the extent necessary to limit the total management fees paid to the Advisor by the Portfolio, including the proportionate share of the management fees the Portfolio pays indirectly through its investment in other funds managed by the Advisor, except for the fees paid indirectly through its investment of securities lending cash collateral in The DFA Short Term Investment Fund, to 0.30% of the average net assets of a class of the Portfolio on an annualized basis (the “Permanent Fee Waiver”). From February 28, 2020 to February 27, 2021, the Permanent Fee Waiver Limit was 0.35%. From July 21, 2015 to February 27, 2020, the Permanent Fee Waiver Limit was 0.40%. In addition to the Permanent Fee Waiver, the Advisor has contractually agreed (including for the time period prior to July 21, 2015) to assume the direct expenses of Class R2 shares of the Portfolio (excluding management fees and custodian fees), to the extent necessary to limit the annualized expenses of Class R2 shares of the Portfolio (excluding the expenses the Portfolio incurs indirectly through investment in other investment companies) to the rate listed above (the “Annualized Expense Ratio”).

Fees Paid to Officers and Directors/Trustees:

Certain Officers and Directors of the Advisor are also Officers and Directors of the Fund; however, such Officers and Directors (with the exception of the Chief Compliance Officer (“CCO”)) receive no compensation from the Fund. For the year ended October 31, 2021, the total related amounts paid by the Fund to the CCO were $14 (in thousands). The total related amounts paid by the Portfolio are included in Other Expenses on the Statement of Operations.

D. Deferred Compensation:

As of October 31, 2021, the total liability for deferred compensation to Directors is included in Accrued Expenses and Other Liabilities on the Statement of Assets and Liabilities as follows (amount in thousands):

DFA International Value Portfolio	$282

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E. Federal Income Taxes:

The Portfolio has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for federal income tax purposes and to distribute substantially all of its taxable income and net capital gains to its shareholders. Accordingly, no provision has been made for federal income taxes.

Distributions from net investment income and net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent that these differences are permanent, they are charged or credited to paid-in capital or distributable earnings, undistributed net investment income, accumulated net realized gains or losses, or unrealized appreciation, as appropriate, in the period that the differences arise. Accordingly, the permanent differences as of October 31, 2021, can occur as a result of realized gains on securities considered to be “passive foreign investment companies”, net foreign currency gains/losses, and foreign capital gains tax reclass, and were reclassified to the accounts mentioned above. These reclassifications had no effect on net assets or net asset value per share.

The tax character of dividends and distributions declared and paid during the years ended October 31, 2020, and October 31, 2021, were as follows (amounts in thousands):

	Net Investment Income and Short-Term Capital Gains	Long-Term Capital Gains	Tax Exempt Income	Total
DFA International Value Portfolio
2020	$226,443	—	—	$226,443
2021	258,456	—	—	258,456

As of October 31, 2021, the following net investment income and short-term capital gains and long-term capital gains distributions designated for federal income tax purposes are due to the use of accumulated earnings and profits distributed to shareholders upon redemption of shares (amounts in thousands):

	Net Investment
	Income and
	Short-Term	Long-Term
	Capital Gains	Capital Gains	Total
DFA International Value Portfolio	$(2,374)	—	$(2,374)

As of October 31, 2021, the components of distributable earnings (accumulated losses) were as follows (amounts in thousands):

	Undistributed			Total Net
	Net Investment			Distributable
	Income and	Undistributed	Unrealized	Earnings
	Short-Term	Long-Term	Appreciation	(Accumulated
	Capital Gains	Capital Gains	(Depreciation)	Losses)
DFA International Value Portfolio	$109,693	—	$1,006,924	$1,116,617

For federal income tax purposes, the Fund measures its capital loss carryforwards annually at October 31, its fiscal year end. Capital loss carryforwards may be carried forward and applied against future capital gains. As of October 31, 2021, the Portfolio did not have capital loss carryforwards available to offset future realized capital gains.

During the year ended October 31, 2021, the Portfolio used the following capital loss carryforwards to offset realized capital gains for federal income tax purposes (amount in thousands):

DFA International Value Portfolio	$349,633

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As of October 31, 2021, the total cost and aggregate gross unrealized appreciation (depreciation) of securities for federal income tax purposes were different from amounts reported for financial reporting purposes, as follows (amounts in thousands):

				Net
				Unrealized
	Federal	Unrealized	Unrealized	Appreciation
	Tax Cost	Appreciation	(Depreciation)	(Depreciation)
DFA International Value Portfolio	$7,309,852	$1,128,895	$(121,757)	$1,007,138

The difference between GAAP-basis and tax-basis unrealized gains (losses) can occur as a result of wash sales and net mark to market gains (losses) on regulated futures contracts, net mark-to-market gain/loss on foreign currency contracts, and differences in the tax treatment of passive foreign investment company investments.

ASC 740 Accounting for Uncertainty in Income Taxes sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed the Portfolio’s tax positions and has concluded that no additional provision for income tax is required in the Portfolio’s financial statements. The Portfolio is not aware of any tax positions for which it is more likely than not that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

F. Capital Share Transactions:

The capital share transactions by class were as follows (amounts in thousands):

	Year Ended		Year Ended
	October 31, 2021		October 31, 2020
	Amount	Shares	Amount	Shares
DFA International Value Portfolio
Class R2 Shares
Shares Issued	$1,954	104	$354	23
Shares Issued in Lieu of Cash Distributions	43	2	29	2
Shares Redeemed	(1,495)	(80)	(473)	(32)

Net Increase (Decrease) — Class R2 Shares	$502	26	$(90)	(7)

Institutional Class Shares
Shares Issued	$1,041,251	56,236	$2,635,892	194,679
Shares Issued in Lieu of Cash Distributions	254,677	13,670	222,138	14,540
Shares Redeemed	(2,458,101)	(134,394)	(3,565,774)	(258,877)

Net Increase (Decrease) — Institutional Class Shares	$(1,162,173)	(64,488)	$(707,744)	(49,658)

G. Shareholder Servicing Fees:

The Class R2 Shares pay a shareholder servicing fee in an amount up to 0.25% of their annual average net assets to compensate service agents that provide shareholder servicing, record keeping, account maintenance and other services to investors in the DFA International Value Portfolio’s Class R2 Shares.

H. Indemnitees; Contractual Obligations:

Under the Fund’s organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund.

174

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

I. Recently Issued Accounting Standards and Regulations:

In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. In January 2021, the FASB issued ASU No. 2021-01, with further amendments to Topic 848. The amendments in the ASUs provide optional temporary accounting recognition and financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the LIBOR and other interbank-offered based reference rates as of the end of 2021 and 2023. The ASUs are effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management has reviewed the requirements and believes the adoption of these ASUs will not have a material impact on the Portfolio’s financial statements.

In October 2020, the SEC adopted new regulations governing the use of derivatives by registered investment companies. Rule 18f-4 (the “Derivatives Rule”) imposes limits on the amount of derivatives contracts the Portfolio could enter, eliminate the asset segregation framework currently used by the Portfolio to comply with Section 18 of the 1940 Act, and require funds whose use of derivatives is more than a limited specified exposure to establish and maintain a derivatives risk management program and appoint a derivatives risk manager. The Derivatives Rule became effective February 19, 2021 and the Portfolio is required to comply on August 19, 2022. Management is currently evaluating the effect, if any, the Derivatives Rule will have on the Portfolio.

On December 3, 2020, the SEC adopted new Rule 2a-5 (the “Valuation Rule”) under the Investment Company Act of 1940, establishing an updated regulatory framework for fund valuation. The Valuation Rule, in part, provides a framework for good faith fair value determination and permits a Board to designate fair value determinations to a fund’s investment adviser. Further, the SEC is rescinding previously issued guidance on related issues. The Valuation Rule became effective on March 8, 2021, with a compliance date of September 8, 2022. Management is currently evaluating the Valuation Rule and its effect on the Portfolio.

J. Coronavirus (COVID-19) Pandemic:

The ongoing outbreak of the novel coronavirus, COVID-19, has resulted, at times, in market closures, market volatility, liquidity constraints and increased trading costs. Efforts to contain the spread of COVID-19 have resulted in global travel restrictions and disruptions of healthcare systems, business operations and supply chains, layoffs, reduced consumer demand, defaults and credit rating downgrades, and other significant economic impacts. The effects of COVID-19 have impacted global economic activity and may heighten pre-existing political, social and economic risks, domestically or globally. The full impact of the COVID-19 pandemic is unpredictable and may adversely affect the Portfolio’s performance.

K. Other:

As of October 31, 2021, the following number of shareholders held the following approximate percentages of the Portfolio’s outstanding shares. One or more of the shareholders may be omnibus accounts, which typically hold shares for the benefit of several other underlying investors.

		Approximate
		Percentage
	Number of	of Outstanding
	Shareholders	Shares
DFA International Value Portfolio-Class R2	5	94%
DFA International Value Portfolio-Institutional Class	3	65%

175

The Portfolio is subject to claims and suits that arise from time to time in the ordinary course of business (for example, ongoing claw back litigation against former shareholders of portfolio companies that filed for bankruptcy, such as The Tribune Company and Nine West). Although management currently believes that resolving claims against the Portfolio, individually or in aggregate, will not have a material adverse impact on the Portfolio’s financial position, results of operations, or cash flows, these matters are subject to inherent uncertainties and management’s view of these matters may change in the future.

On June 3, 2021, President Biden issued an Executive Order titled ”Addressing the Threat from Securities Investments that Finance Certain Companies of the People’s Republic of China” (the “Order”). Effective on August 2, 2021, the Order restricts investment in certain companies identified as “Chinese Military Industrial Complex Companies” (CMICs) by the Office of Foreign Asset Control, an agency of the Department of Treasury and the Department of Defense. As of July 27, 2021, the Series have divested of all publicly traded securities identified as CMIC’s listed in the Order.

L. Subsequent Event Evaluations:

Management has evaluated the impact of all subsequent events on the Portfolio through the date on which the financial statements were issued and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

176

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Dimensional Investment Group Inc. and Shareholders of DFA International Value Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of DFA International Value Portfolio (one of the portfolios constituting Dimensional Investment Group Inc., hereafter referred to as the “Portfolio”) as of October 31, 2021, the related statement of operations for the year ended October 31, 2021, the statement of changes in net assets for each of the two years in the period ended October 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of October 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2021 and the financial highlights for each of the five years in the period ended October 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of the security owned as of October 31, 2021 by correspondence with the transfer agent of the investee fund. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 22, 2021

We have served as the auditor of one or more investment companies in Dimensional Fund Advisors L.P. investment company group since 1981.

177

THE DFA INVESTMENT TRUST COMPANY

PERFORMANCE CHARTS

(Unaudited)

The DFA International Value Series vs.

MSCI World ex USA Index (net dividends)

October 31, 2011-October 31, 2021

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MSCI data © MSCI 2021, all rights reserved.

The Japanese Small Company Series vs.

MSCI Japan Small Cap Index (net dividends)

October 31, 2011-October 31, 2021

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MSCI data © MSCI 2021, all rights reserved.

178

THE DFA INVESTMENT TRUST COMPANY

PERFORMANCE CHARTS

(Unaudited)

The Asia Pacific Small Company Series vs.

MSCI Pacific ex Japan Small Cap Index (net dividends)

October 31, 2011-October 31, 2021

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MSCI data © MSCI 2021, all rights reserved.

The United Kingdom Small Company Series vs.

MSCI United Kingdom Small Cap Index (net dividends)

October 31, 2011-October 31, 2021

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MSCI data © MSCI 2021, all rights reserved.

179

THE DFA INVESTMENT TRUST COMPANY

PERFORMANCE CHARTS

(Unaudited)

The Continental Small Company Series vs.

MSCI Europe ex UK Small Cap Index (net dividends)

October 31, 2011-October 31, 2021

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MSCI data © MSCI 2021, all rights reserved.

The Canadian Small Company Series vs.

MSCI Canada Small Cap Index (net dividends)

October 31, 2011-October 31, 2021

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MSCI data © MSCI 2021, all rights reserved.

180

THE DFA INVESTMENT TRUST COMPANY

PERFORMANCE CHARTS

(Unaudited)

The Emerging Markets Series vs.

MSCI Emerging Markets Index (net dividends)

October 31, 2011-October 31, 2021

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MSCI data © MSCI 2021, all rights reserved.

The Emerging Markets Small Cap Series vs.

MSCI Emerging Markets Index (net dividends)

October 31, 2011-October 31, 2021

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MSCI data © MSCI 2021, all rights reserved.

181

MANAGEMENT’S DISCUSSION AND ANALYSIS

International Equity Market Review	12 Months Ended October 31, 2021

Performance of non-U.S. developed markets was positive for the period. As measured by the MSCI World ex USA indices, small-cap stocks outperformed large-cap stocks, and mid-cap stocks, a subset of the large-cap universe, underperformed large-cap stocks and small-cap stocks. Value stocks outperformed growth stocks as measured by the MSCI World ex USA indices.

12 Months Ended October 31, 2021

Return in U.S. Dollars
MSCI World ex USA Index	35.59%
MSCI World ex USA Mid Cap Index	31.20%
MSCI World ex USA Small Cap Index	37.19%
MSCI World ex USA Value Index	40.88%
MSCI World ex USA Growth Index	30.25%

For the 12 Months Ended October 31, 2021, the U.S. dollar appreciated against some non-U.S. developed markets currencies and depreciated against others. Overall, currency movements did not have a material overall impact on the U.S. dollar-denominated returns of developed markets.

12 Months Ended October 31, 2021

Ten Largest Foreign Developed Markets by Market Cap	Local Return	Return in U.S. Dollars
Japan	30.75%	19.88%
United Kingdom	35.57%	43.72%
Canada	38.56%	49.05%
France	48.30%	47.33%
Switzerland	28.36%	28.75%
Germany	33.47%	32.60%
Australia	27.93%	36.82%
Netherlands	60.71%	59.67%
Sweden	40.26%	45.36%
Hong Kong	18.26%	17.91%

Source: Returns are of MSCI standard indices net of foreign withholding taxes on dividends. Copyright MSCI 2021, all rights reserved.

Emerging markets had positive performance for the period but underperformed both U.S. and non-U.S. developed markets. As measured by the MSCI Emerging Markets indices, small-cap stocks outperformed large-cap stocks, and mid-cap stocks, a subset of the large-cap universe, outperformed large-cap stocks but underperformed small-cap stocks. Value stocks outperformed growth stocks as measured by the MSCI Emerging Markets indices.

182

12 Months Ended October 31, 2021

Return in U.S. Dollars
MSCI Emerging Markets Index	16.96%
MSCI Emerging Markets Mid Cap Index	31.20%
MSCI Emerging Markets Small Cap Index	44.29%
MSCI Emerging Markets Value Index	28.31%
MSCI Emerging Markets Growth Index	7.38%

For the 12 Months Ended October 31, 2021, the U.S. dollar depreciated against some emerging markets currencies and appreciated against others. Overall, currency movements had a positive impact on the U.S. dollar denominated returns of emerging markets.

12 Months Ended October 31, 2021

Ten Largest Emerging Markets by Market Cap Dollars	Local Return	Return in U.S.
China	-9.52%	-9.21%
Taiwan	38.36%	42.32%
Korea	27.78%	24.08%
India	51.78%	50.21%
Russia	64.53%	81.80%
Brazil	10.38%	12.91%
Saudi Arabia	56.07%	56.04%
South Africa	18.16%	26.32%
Mexico	42.35%	47.44%
Thailand	34.75%	26.57%

Source: Returns are of MSCI standard indices net of foreign withholding taxes on dividends. Copyright MSCI 2021, all rights reserved.

For Portfolios investing in non-U.S. equities traded outside of the U.S. market time zone, differences in the valuation timing and methodology between a Portfolio and its benchmark index may impact relative performance over the referenced period. The Portfolios price foreign exchange rates at the closing of the U.S. market, while their benchmark indices use rates at 4 p.m. London time. The Portfolios also may use fair value pricing to price certain portfolio securities at the closing of the U.S. market, while benchmark indices may use local market closing prices. For the one-year period ended October 31, 2021, these differences generally detracted from the Portfolios’ relative performance.

The DFA International Value Series

The DFA International Value Series invests in developed ex U.S. large company value stocks. The investment strategy is process driven, emphasizing broad diversification, with increased exposure to stocks with smaller total market capitalizations, lower relative price (value), and higher-profitability within the large-cap value segment of developed ex U.S. markets. As of October 31, 2021, the Series held approximately 510 securities in 22 eligible developed markets. Average cash exposure throughout the year was less than 1% of the Series’ assets.

183

For the 12 months ended October 31, 2021, total returns were 51.09% for the Series and 35.59% for the MSCI World ex USA Index (net dividends), the Series’ benchmark. With low relative price (value) stocks outperforming high relative price (growth) stocks for the period, the Series’ focus on value stocks contributed positively to performance relative to the style-neutral benchmark.

The Japanese Small Company Series

The Japanese Small Company Series invests in Japanese small company stocks. The Series generally excludes stocks with the lowest profitability and highest relative price. Additionally, the Series generally excludes certain companies with high asset growth. The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2021, the Series held approximately 1,820 securities. Average cash exposure throughout the year was less than 1% of the Series’ assets.

For the 12 months ended October 31, 2021, total returns were 13.08% for the Series and 13.18% for the MSCI Japan Small Cap Index (net dividends), the Series’ benchmark. The Series’ greater emphasis on stocks with smaller market capitalizations detracted from performance relative to the benchmark, as these stocks underperformed. The Series’ exclusion of real estate investment trusts (REITs) also detracted from relative performance, as REITs generally outperformed. Conversely, the Series’ exclusion of stocks with the lowest profitability and highest relative price contributed positively to performance relative to the benchmark, as did the Series’ exclusion of stocks with high asset growth, as those stocks underperformed.

The Asia Pacific Small Company Series

The Asia Pacific Small Company Series invests in small company stocks in Australia, Hong Kong, New Zealand, and Singapore. The Series generally excludes stocks with the lowest profitability and highest relative price. Additionally, the Series generally excludes certain companies with high asset growth. The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2021, the Series held approximately 830 securities in 4 eligible countries. Average cash exposure throughout the year was less than 1% of the Series’ assets.

For the 12 months ended October 31, 2021, total returns were 38.31% for the Series and 34.27% for the MSCI Pacific ex Japan Small Cap Index (net dividends), the Series’ benchmark. The Series’ emphasis on stocks with smaller market capitalizations, particularly in Australia, contributed positively to relative performance, as larger stocks held by the index underperformed. The Series’ exclusion of real estate investment trusts (REITs) also contributed positively to relative performance, as REITs generally underperformed.

The United Kingdom Small Company Series

The United Kingdom Small Company Series invests in small company stocks in the U.K. The Series generally excludes stocks with the lowest profitability and highest relative price. Additionally, the Series generally excludes certain companies with high asset growth. The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2021, the Series held approximately 330 securities. Average cash exposure throughout the year was less than 1% of the Series’ assets.

184

For the 12 months ended October 31, 2021, total returns were 51.93% for the Series and 45.72% for the MSCI United Kingdom Small Cap Index (net dividends), the Series’ benchmark. The Series’ greater emphasis on stocks with smaller market capitalizations contributed positively to performance relative to the benchmark, as these stocks outperformed. The Series’ exclusion of stocks with the lowest profitability and highest relative price also contributed positively to relative performance, as those securities underperformed for the period.

The Continental Small Company Series

The Continental Small Company Series invests in small company stocks in the developed markets of Europe (excluding the U.K.) and Israel. The Series generally excludes stocks with the lowest profitability and highest relative price. Additionally, the Series generally excludes certain companies with high asset growth. The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2021, the Series held approximately 1,160 securities in 15 eligible countries. Average cash exposure throughout the year was less than 1% of the Series’ assets.

For the 12 months ended October 31, 2021, total returns were 51.24% for the Series and 49.80% for the MSCI Europe ex U.K. Small Cap Index (net dividends), the Series’ benchmark. The Series’ exclusion of stocks with the lowest profitability and highest relative price contributed positively to relative performance, as did the Series’ exclusion of stocks with high asset growth, as those securities underperformed for the year. Additionally, the Series’ exclusion of real estate investment trusts (REITs) contributed positively to relative performance, as REITs generally underperformed.

The Canadian Small Company Series

The Canadian Small Company Series invests in small company stocks in Canada. The Series generally excludes stocks with the lowest profitability and highest relative price. The Series also generally excludes certain companies with high asset growth. The investment strategy is process-driven, emphasizing broad diversification. As of October 31, 2021, the Series held approximately 330 securities. Average cash exposure throughout the year was less than 1% of the Series’ assets.

For the 12 months ended October 31, 2021, total returns were 59.72% for the Series and 53.21% for the MSCI Canada Small Cap Index (net dividends), the Series’ benchmark. The Series’ exclusion of stocks with the lowest profitability and highest relative price contributed positively to performance relative to the benchmark, as did the Series’ exclusion of stocks with high asset growth, as those securities underperformed for the period. The Series’ greater emphasis on stocks with smaller market capitalizations also contributed positively to performance relative to the benchmark, as these stocks outperformed.

The Emerging Markets Series

The Emerging Markets Series invests in large-cap stocks in emerging markets. The investment strategy is process driven, emphasizing broad diversification with increased exposure to stocks with smaller market capitalizations, lower relative price (value), and higher- profitability within the large-cap segment of emerging markets. As of October 31, 2021, the Series held approximately 1,720 securities in 24 eligible emerging markets. Average cash exposure throughout the year was less than 1% of the Series’ assets.

185

For the 12 months ended October 31, 2021, total returns were 22.22% for the Series and 16.96% for the MSCI Emerging Markets Index (net dividends), the Series’ benchmark. The Series’ greater emphasis on low relative price (value) stocks contributed positively to performance relative to the benchmark, as value stocks outperformed high relative price (growth) stocks in emerging markets for the period. The Series’ greater allocation to stocks with smaller market capitalizations within the large cap universe also contributed positively to relative performance, as these stocks outperformed their larger counterparts in emerging markets. The Portfolio’s emphasis on stocks with higher profitability also contributed positively to performance relative to the benchmark, as these stocks generally outperformed.

The Emerging Markets Small Cap Series

The Emerging Markets Small Cap Series invests in small company stocks in emerging markets. The Series generally excludes stocks with the lowest profitability and highest relative price. Additionally, the Series generally excludes certain companies with high asset growth. The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2021, the Series held approximately 4,960 securities in 21 eligible emerging markets. Average cash exposure throughout the year was less than 1% of the Series’ assets.

For the 12 months ended October 31, 2021, total returns were 36.03% for the Series and 16.96% for the MSCI Emerging Markets Index (net dividends), the Series’ benchmark. With small-cap stocks outperforming large-cap stocks in emerging markets, the Series’ inclusion of stocks with smaller market capitalizations contributed positively to performance relative to the benchmark, which is composed primarily of large- and mid-cap stocks.

186

THE DFA INVESTMENT TRUST COMPANY

DISCLOSURE OF FUND EXPENSES

(Unaudited)

The following Expense Tables are shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports, among others. Operating expenses and legal and audit services, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs, in dollars, of investing in the fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Tables below illustrate your fund’s costs in two ways.

Actual Fund Return

This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and “Expenses Paid During Period” reflects the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes

This section is intended to help you compare your fund’s costs with those of other mutual funds. The hypothetical “Ending Account Value” and “Expenses Paid During Period” are derived from the fund’s actual expense ratio and an assumed 5% annual return before expenses. In this case, because the return used is not the fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% annual return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the tables are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs, if applicable. The “Annualized Expense Ratio” represents the actual expenses for the six-month period indicated.

Six Months Ended October 31, 2021

EXPENSE TABLES

	Beginning	Ending		Expenses
	Account	Account	Annualized	Paid
	Value	Value	Expense	During
	05/01/21	10/31/21	Ratio (1)	Period (1)
The DFA International Value Series
Actual Fund Return	$1,000.00	$1,058.40	0.22%	$1.14
Hypothetical 5% Annual Return	$1,000.00	$1,024.10	0.22%	$1.12
The Japanese Small Company Series
Actual Fund Return	$1,000.00	$1,017.20	0.12%	$0.61
Hypothetical 5% Annual Return	$1,000.00	$1,024.60	0.12%	$0.61

187

DISCLOSURE OF FUND EXPENSES

CONTINUED

	Beginning	Ending		Expenses
	Account	Account	Annualized	Paid
	Value	Value	Expense	During
	05/01/21	10/31/21	Ratio (1)	Period (1)
The Asia Pacific Small Company Series
Actual Fund Return	$1,000.00	$1,042.30	0.12%	$0.62
Hypothetical 5% Annual Return	$1,000.00	$1,024.60	0.12%	$0.61
The United Kingdom Small Company Series
Actual Fund Return	$1,000.00	$1,017.60	0.12%	$0.61
Hypothetical 5% Annual Return	$1,000.00	$1,024.60	0.12%	$0.61
The Continental Small Company Series
Actual Fund Return	$1,000.00	$1,058.70	0.12%	$0.62
Hypothetical 5% Annual Return	$1,000.00	$1,024.60	0.12%	$0.61
The Canadian Small Company Series
Actual Fund Return	$1,000.00	$1,098.50	0.12%	$0.63
Hypothetical 5% Annual Return	$1,000.00	$1,024.60	0.12%	$0.61
The Emerging Markets Series
Actual Fund Return	$1,000.00	$964.10	0.15%	$0.74
Hypothetical 5% Annual Return	$1,000.00	$1,024.45	0.15%	$0.77
The Emerging Markets Small Cap Series
Actual Fund Return	$1,000.00	$1,008.40	0.27%	$1.37
Hypothetical 5% Annual Return	$1,000.00	$1,023.84	0.27%	$1.38

(1)

Expenses are equal to the fund’s annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (184), then divided by the number of days in the year (365) to reflect the six-month period.

188

THE DFA INVESTMENT TRUST COMPANY

DISCLOSURE OF PORTFOLIO HOLDINGS

(Unaudited)

The SEC requires that all funds file a complete Schedule of Investments with the SEC for their first and third fiscal quarters as an exhibit to their reports on Form N-PORT. For The DFA Investment Trust Company, this would be for the fiscal quarters ending January 31 and July 31. Such Form N-PORT filing must be made within 60 days of the end of the quarter. The DFA Investment Trust Company filed its most recent Form N-PORT with the SEC on September 24, 2021 (September 27, 2021 with respect to The United Kingdom Small Company Series). They are available upon request, without charge, by calling collect: (512) 306-7400; by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, TX 78746; or by visiting the SEC’s website at http://www.sec.gov.

SEC regulations permit a fund to include in its reports to shareholders a “Summary Schedule of Portfolio Holdings” in lieu of a full Schedule of Investments. The Summary Schedule of Portfolio Holdings reports the fund’s 50 largest holdings in unaffiliated issuers and any investments that exceed one percent of the fund’s net assets at the end of the reporting period. The regulations also require that the Summary Schedule of Portfolio Holdings identify each category of investments that are held.

A fund is required to file a complete Schedule of Investments with the SEC on Form N-CSR within ten days after mailing the annual and semi-annual reports to shareholders. It will be available upon request, without charge, by calling collect: (512) 306-7400; by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, TX 78746; or by visiting the SEC’s website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The SEC requires that all funds present their categories of portfolio holdings in a table, chart, or graph format in their annual and semi-annual shareholder reports, whether or not a Schedule of Investments is used. The following table, which presents portfolio holdings as a percentage of total investments before short-term investments and collateral for loaned securities, is provided in compliance with this requirement. The categories shown below represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

INTERNATIONAL EQUITY PORTFOLIOS

The DFA International Value Series
Communication Services	4.8%
Consumer Discretionary	14.7%
Consumer Staples	4.5%
Energy	12.6%
Financials	30.7%
Health Care	4.9%
Industrials	11.3%
Information Technology	0.9%
Materials	11.8%
Real Estate	2.3%
Utilities	1.5%

100.0%

The Japanese Small Company Series
Communication Services	3.1%
Consumer Discretionary	14.4%
Consumer Staples	7.3%
Energy	1.0%
Financials	8.4%
Health Care	4.5%
Industrials	30.5%
Information Technology	15.5%
Materials	12.1%
Real Estate	1.7%
Utilities	1.5%

100.0%

The Asia Pacific Small Company Series
Communication Services	6.4%
Consumer Discretionary	17.9%
Consumer Staples	8.0%
Energy	3.4%
Financials	12.4%
Health Care	6.0%
Industrials	12.0%
Information Technology	9.2%
Materials	14.3%
Real Estate	6.4%
Utilities	4.0%

100.0%

189

DISCLOSURE OF PORTFOLIO HOLDINGS

CONTINUED

The United Kingdom Small Company Series
Communication Services	3.8%
Consumer Discretionary	20.0%
Consumer Staples	6.8%
Energy	2.3%
Financials	16.7%
Health Care	3.2%
Industrials	25.8%
Information Technology	8.6%
Materials	6.6%
Real Estate	3.7%
Utilities	2.5%

100.0%

The Continental Small Company Series
Communication Services	4.3%
Consumer Discretionary	10.3%
Consumer Staples	4.0%
Energy	2.4%
Financials	13.9%
Health Care	6.8%
Industrials	27.9%
Information Technology	11.2%
Materials	8.4%
Real Estate	6.5%
Utilities	4.3%

100.0%

The Canadian Small Company Series
Communication Services	1.4%
Consumer Discretionary	6.3%
Consumer Staples	5.2%
Energy	20.3%
Financials	11.5%
Health Care	1.5%
Industrials	12.3%
Information Technology	3.2%
Materials	24.6%
Real Estate	4.2%
Utilities	9.5%

100.0%

The Emerging Markets Series
Communication Services	9.5%
Consumer Discretionary	12.1%
Consumer Staples	6.7%
Energy	4.7%
Financials	19.4%
Health Care	4.0%
Industrials	6.7%
Information Technology	20.7%
Materials	11.0%
Real Estate	2.6%
Utilities	2.6%

100.0%

The Emerging Markets Small Cap Series
Communication Services	4.4%
Consumer Discretionary	13.1%
Consumer Staples	6.7%
Energy	2.0%
Financials	8.6%
Health Care	7.5%
Industrials	15.5%
Information Technology	16.5%
Materials	13.8%
Real Estate	6.9%
Utilities	5.0%

100.0%

190

THE DFA INTERNATIONAL VALUE SERIES

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2021

			Percentage
	Shares	Value»	of Net Assets‡
COMMON STOCKS — (94.7%)
AUSTRALIA — (6.0%)
Australia & New Zealand Banking Group Ltd.	6,888,410	$146,588,595	1.2%
National Australia Bank Ltd.	4,975,285	108,172,523	0.9%
Westpac Banking Corp.	8,060,284	156,813,850	1.3%
Other Securities		342,062,377	2.7%

TOTAL AUSTRALIA		753,637,345	6.1%

AUSTRIA — (0.0%)
Other Securities		1,511,840	0.0%

BELGIUM — (0.7%)
Other Securities		84,789,324	0.7%

CANADA — (9.4%)
# Bank of Montreal	180,174	19,562,040	0.2%
Bank of Montreal	1,448,818	157,211,241	1.3%
Bank of Nova Scotia	495,702	32,499,402	0.3%
Bank of Nova Scotia	1,698,160	111,331,370	0.9%
# Canadian Imperial Bank of Commerce	907,318	110,093,685	0.9%
Canadian Imperial Bank of Commerce	248,491	30,132,019	0.3%
Canadian Natural Resources Ltd.	489,228	20,792,981	0.2%
Canadian Natural Resources Ltd.	3,476,035	147,766,248	1.2%
Other Securities		557,468,956	4.3%

TOTAL CANADA		1,186,857,942	9.6%

DENMARK — (2.2%)
DSV AS	309,306	71,888,035	0.6%
# Vestas Wind Systems AS	1,973,579	85,317,056	0.7%
Other Securities		116,222,387	0.9%

TOTAL DENMARK		273,427,478	2.2%

FINLAND — (0.9%)
Other Securities		117,103,920	1.0%

FRANCE — (9.8%)
AXA SA	1,974,356	57,439,907	0.5%
# BNP Paribas SA	1,824,346	122,116,632	1.0%
Cie de Saint-Gobain	1,844,395	127,286,369	1.0%
Cie Generale des Etablissements Michelin SCA	622,212	97,822,573	0.8%
Orange SA	5,978,647	65,196,841	0.5%
TotalEnergies SE	6,840,726	342,549,007	2.8%
Other Securities		425,218,764	3.5%

TOTAL FRANCE		1,237,630,093	10.1%

GERMANY — (6.5%)
Allianz SE	559,039	129,814,638	1.1%
Bayerische Motoren Werke AG	1,003,964	101,436,507	0.8%
Daimler AG	2,568,275	254,933,183	2.1%
Volkswagen AG	111,321	36,190,216	0.3%
Other Securities		297,572,604	2.4%

TOTAL GERMANY		819,947,148	6.7%

191

THE DFA INTERNATIONAL VALUE SERIES

CONTINUED

			Percentage
	Shares	Value»	of Net Assets‡
HONG KONG — (1.9%)
Other Securities		$241,189,297	2.0%

IRELAND — (0.4%)
Other Securities		46,959,387	0.4%

ISRAEL — (0.4%)
Other Securities		50,389,622	0.4%

ITALY — (1.9%)
Intesa Sanpaolo SpA	21,991,838	62,504,673	0.5%
Other Securities		172,510,027	1.4%

TOTAL ITALY		235,014,700	1.9%

JAPAN — (20.4%)
Hitachi Ltd.	997,700	57,492,003	0.5%
Honda Motor Co. Ltd.	3,522,000	104,173,232	0.8%
Mitsubishi Corp.	1,817,600	57,795,971	0.5%
ORIX Corp.	3,324,900	66,086,674	0.5%
SoftBank Group Corp.	1,571,580	85,081,195	0.7%
Takeda Pharmaceutical Co. Ltd.	2,595,871	72,855,226	0.6%
Toyota Motor Corp.	16,646,950	293,721,364	2.4%
# Toyota Motor Corp., Sponsored ADR	49,541	8,747,454	0.1%
Other Securities		1,825,296,083	14.8%

TOTAL JAPAN		2,571,249,202	20.9%

NETHERLANDS — (5.0%)
ING Groep NV	4,722,058	71,628,435	0.6%
Koninklijke Ahold Delhaize NV	4,840,597	157,476,505	1.3%
Koninklijke DSM NV	340,858	74,470,035	0.6%
Stellantis NV	3,600,675	71,894,458	0.6%
Other Securities		248,451,361	2.0%

TOTAL NETHERLANDS		623,920,794	5.1%

NEW ZEALAND — (0.2%)
Other Securities		30,228,390	0.2%

NORWAY — (1.1%)
Other Securities		132,380,863	1.1%

PORTUGAL — (0.1%)
Other Securities		9,221,253	0.1%

SINGAPORE — (0.7%)
Other Securities		88,513,432	0.7%

SPAIN — (2.2%)
Banco Bilbao Vizcaya Argentaria SA	9,200,845	64,388,674	0.5%
# Banco Santander SA	42,993,563	163,078,151	1.4%
Other Securities		50,876,176	0.4%

TOTAL SPAIN		278,343,001	2.3%

SWEDEN — (2.7%)
Other Securities		337,295,776	2.7%

192

THE DFA INTERNATIONAL VALUE SERIES

CONTINUED

			Percentage
	Shares	Value»	of Net Assets‡
SWITZERLAND — (8.3%)
ABB Ltd.	1,805,001	$59,715,251	0.5%
Cie Financiere Richemont SA	797,506	98,691,665	0.8%
Novartis AG	1,706,093	141,115,564	1.2%
Novartis AG, Sponsored ADR	794,280	65,734,613	0.5%
UBS Group AG	6,030,163	109,765,116	0.9%
# UBS Group AG	1,233,581	22,389,495	0.2%
Zurich Insurance Group AG	344,357	152,626,097	1.2%
Other Securities		392,342,286	3.2%

TOTAL SWITZERLAND		1,042,380,087	8.5%

UNITED KINGDOM — (13.9%)
Aviva PLC	13,916,649	75,093,073	0.6%
# Barclays PLC, Sponsored ADR	7,035,082	78,722,568	0.6%
BP PLC	7,690,578	36,844,794	0.3%
BP PLC, Sponsored ADR	5,912,515	170,221,307	1.4%
British American Tobacco PLC	3,024,009	105,188,388	0.9%
# British American Tobacco PLC, Sponsored ADR	838,885	29,293,864	0.2%
Glencore PLC	23,897,614	119,501,940	1.0%
HSBC Holdings PLC	13,535,003	81,550,718	0.7%
# HSBC Holdings PLC, Sponsored ADR	2,324,211	69,889,024	0.6%
Lloyds Banking Group PLC	164,752,825	112,753,659	0.9%
Royal Dutch Shell PLC, Class B	283,225	6,499,652	0.0%
Royal Dutch Shell PLC, Sponsored ADR, Class B	8,519,230	390,521,503	3.2%
Vodafone Group PLC	58,351,986	86,002,139	0.7%
# Vodafone Group PLC, Sponsored ADR	4,011,201	59,967,459	0.5%
Other Securities		326,711,444	2.6%

TOTAL UNITED KINGDOM		1,748,761,532	14.2%

UNITED STATES — (0.0%)
Other Security		1,789,521	0.0%

TOTAL COMMON STOCKS		11,912,541,947	96.9%

PREFERRED STOCKS — (1.4%)
GERMANY — (1.4%)
Volkswagen AG	601,156	134,918,290	1.1%
Other Securities		44,965,817	0.4%

TOTAL GERMANY		179,884,107	1.5%

RIGHTS/WARRANTS — (0.0%)
CANADA — (0.0%)
Other Security		275,183	0.0%

TOTAL INVESTMENT SECURITIES (Cost $10,175,872,330)		12,092,701,237

		Value†
SECURITIES LENDING COLLATERAL — (3.9%)
@§ The DFA Short Term Investment Fund	42,813,604	495,353,403	4.0%

TOTAL INVESTMENTS—(100.0%) (Cost $10,671,138,666)		$12,588,054,640	102.4%

193

THE DFA INTERNATIONAL VALUE SERIES

CONTINUED

As of October 31, 2021, The DFA International Value Series had entered into the following outstanding futures contracts:

					Unrealized
	Number of	Expiration	Notional	Market	Appreciation
Description	Contracts	Date	Value	Value	(Depreciation)
Long Position Contracts:
S&P 500® Emini Index	384	12/17/21	$85,247,563	$88,262,400	$3,014,837

Total Futures Contracts			$85,247,563	$88,262,400	$3,014,837

Summary of the Series’ investments as of October 31, 2021, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	—	$753,637,345	—	$753,637,345
Austria	—	1,511,840	—	1,511,840
Belgium	—	84,789,324	—	84,789,324
Canada	$1,186,857,942	—	—	1,186,857,942
Denmark	—	273,427,478	—	273,427,478
Finland	—	117,103,920	—	117,103,920
France	—	1,237,630,093	—	1,237,630,093
Germany	20,713,362	799,233,786	—	819,947,148
Hong Kong	—	241,189,297	—	241,189,297
Ireland	25,356,712	21,602,675	—	46,959,387
Israel	6,959,330	43,430,292	—	50,389,622
Italy	6,135,895	228,878,805	—	235,014,700
Japan	26,448,456	2,544,800,746	—	2,571,249,202
Netherlands	31,160,475	592,760,319	—	623,920,794
New Zealand	—	30,228,390	—	30,228,390
Norway	—	132,380,863	—	132,380,863
Portugal	—	9,221,253	—	9,221,253
Singapore	12,626,088	75,887,344	—	88,513,432
Spain	8,226,977	270,116,024	—	278,343,001
Sweden	—	337,295,776	—	337,295,776
Switzerland	105,717,225	936,662,862	—	1,042,380,087
United Kingdom	822,729,229	926,032,303	—	1,748,761,532
United States	1,789,521	—	—	1,789,521
Preferred Stocks
Germany	—	179,884,107	—	179,884,107
Rights/Warrants
Canada	—	275,183	—	275,183
Securities Lending Collateral	—	495,353,403	—	495,353,403
Futures Contracts**	3,014,837	—	—	3,014,837

TOTAL	$2,257,736,049	$10,333,333,428	—	$12,591,069,477

**	Valued at the unrealized appreciation/(depreciation) on the investment.

See accompanying Notes to Financial Statements.

194

THE JAPANESE SMALL COMPANY SERIES

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2021

			Percentage
	Shares	Value»	of Net Assets‡
COMMON STOCKS — (98.2%)
COMMUNICATION SERVICES — (3.1%)
Other Securities		$105,693,477	3.1%

CONSUMER DISCRETIONARY — (14.2%)
Resorttrust, Inc.	523,464	9,276,381	0.3%
Takashimaya Co. Ltd.	914,300	8,465,774	0.3%
Other Securities		471,009,353	13.7%

TOTAL CONSUMER DISCRETIONARY		488,751,508	14.3%

CONSUMER STAPLES — (7.2%)
Milbon Co. Ltd.	159,852	9,570,980	0.3%
Nippon Suisan Kaisha Ltd.	1,912,300	10,868,179	0.3%
Sapporo Holdings Ltd.	392,620	8,518,732	0.3%
Other Securities		219,656,754	6.4%

TOTAL CONSUMER STAPLES		248,614,645	7.3%

ENERGY — (0.9%)
Other Securities		32,702,071	1.0%

FINANCIALS — (8.2%)
Credit Saison Co. Ltd.	735,700	9,019,474	0.3%
Hirogin Holdings, Inc.	1,512,200	8,331,078	0.3%
Jafco Group Co. Ltd.	204,100	12,931,197	0.4%
Other Securities		253,393,996	7.3%

TOTAL FINANCIALS		283,675,745	8.3%

HEALTH CARE — (4.4%)
H.U. Group Holdings, Inc.	362,400	8,937,241	0.3%
Nipro Corp.	809,400	8,224,859	0.2%
Other Securities		134,032,273	3.9%

TOTAL HEALTH CARE		151,194,373	4.4%

INDUSTRIALS — (29.9%)
Daiseki Co. Ltd.	292,755	13,664,852	0.4%
DMG Mori Co. Ltd.	728,000	12,536,750	0.4%
* Fujikura Ltd.	1,714,800	9,249,370	0.3%
Furukawa Electric Co. Ltd.	424,300	9,284,144	0.3%
GS Yuasa Corp.	375,183	8,167,598	0.2%
Hazama Ando Corp.	1,294,000	8,762,584	0.3%
Hitachi Zosen Corp.	1,034,779	8,113,625	0.2%
Inaba Denki Sangyo Co. Ltd.	327,400	7,853,534	0.2%
INFRONEER Holdings, Inc.	1,192,388	9,875,975	0.3%
Japan Steel Works Ltd.	348,100	10,226,224	0.3%
Meitec Corp.	166,200	9,996,518	0.3%
Mirait Holdings Corp.	583,135	11,215,268	0.3%
Nagase & Co. Ltd.	578,600	9,793,254	0.3%
Nichias Corp.	391,000	9,573,627	0.3%
Nishimatsu Construction Co. Ltd.	345,000	9,951,583	0.3%
# OSG Corp.	511,900	8,516,449	0.3%
Outsourcing, Inc.	768,100	14,734,721	0.4%
Penta-Ocean Construction Co. Ltd.	1,616,400	11,138,498	0.3%

195

THE JAPANESE SMALL COMPANY SERIES

CONTINUED

			Percentage
	Shares	Value»	of Net Assets‡
INDUSTRIALS — (Continued)
Ushio, Inc.	651,100	$11,648,428	0.4%
Other Securities		838,064,288	24.4%

TOTAL INDUSTRIALS		1,032,367,290	30.2%

INFORMATION TECHNOLOGY — (15.2%)
Alps Alpine Co. Ltd.	1,039,300	10,155,061	0.3%
# Anritsu Corp.	636,100	10,548,092	0.3%
Daiwabo Holdings Co. Ltd.	582,700	10,258,415	0.3%
Ferrotec Holdings Corp.	232,000	7,782,329	0.2%
Macnica Fuji Electronics Holdings, Inc.	342,150	8,043,827	0.2%
Nippon Electric Glass Co. Ltd.	515,736	13,168,257	0.4%
NSD Co. Ltd.	508,160	9,682,738	0.3%
Tokyo Seimitsu Co. Ltd.	253,800	10,333,728	0.3%
Topcon Corp.	684,300	12,200,386	0.4%
Ulvac, Inc.	162,300	9,105,840	0.3%
Other Securities		423,947,927	12.4%

TOTAL INFORMATION TECHNOLOGY		525,226,600	15.4%

MATERIALS — (11.9%)
ADEKA Corp.	602,400	13,400,601	0.4%
# Asahi Holdings, Inc.	464,800	8,295,809	0.3%
Dowa Holdings Co. Ltd.	208,205	8,695,455	0.3%
Kobe Steel Ltd.	1,495,100	8,784,296	0.3%
Mitsui Mining & Smelting Co. Ltd.	372,700	10,694,693	0.3%
Sumitomo Bakelite Co. Ltd.	192,800	8,664,946	0.3%
Toagosei Co. Ltd.	740,500	8,275,887	0.2%
Ube Industries Ltd.	430,100	8,013,345	0.2%
Yamato Kogyo Co. Ltd.	253,200	8,489,870	0.3%
Other Securities		326,086,787	9.4%

TOTAL MATERIALS		409,401,689	12.0%

REAL ESTATE — (1.7%)
Other Securities		57,897,941	1.7%

UTILITIES — (1.5%)
Nippon Gas Co. Ltd.	684,000	8,484,055	0.3%
West Holdings Corp.	143,603	8,026,221	0.2%
Other Securities		35,924,861	1.0%

TOTAL UTILITIES		52,435,137	1.5%

TOTAL COMMON STOCKS (Cost $2,886,201,109)		3,387,960,476	99.2%

		Value†
SECURITIES LENDING COLLATERAL — (1.8%)
@§ The DFA Short Term Investment Fund	5,314,587	61,489,772	1.8%

TOTAL INVESTMENTS—(100.0%) (Cost $2,947,678,139)		$3,449,450,248	101.0%

196

THE JAPANESE SMALL COMPANY SERIES

CONTINUED

Summary of the Series’ investments as of October 31, 2021, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Communication Services	—	$105,693,477	—	$105,693,477
Consumer Discretionary	—	488,751,508	—	488,751,508
Consumer Staples	—	248,614,645	—	248,614,645
Energy	—	32,702,071	—	32,702,071
Financials	—	283,675,745	—	283,675,745
Health Care	—	151,194,373	—	151,194,373
Industrials	$15,163,165	1,017,204,125	—	1,032,367,290
Information Technology	—	525,226,600	—	525,226,600
Materials	—	409,401,689	—	409,401,689
Real Estate	—	57,897,941	—	57,897,941
Utilities	—	52,435,137	—	52,435,137
Securities Lending Collateral	—	61,489,772	—	61,489,772

TOTAL	$15,163,165	$3,434,287,083	—	$3,449,450,248

See accompanying Notes to Financial Statements.

197

THE ASIA PACIFIC SMALL COMPANY SERIES

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2021

				Percentage
		Shares	Value»	of Net Assets‡
COMMON STOCKS — (97.8%)
AUSTRALIA — (59.7%)
*	AMP Ltd.	12,893,152	$10,548,526	0.6%
	ARB Corp. Ltd.	521,174	19,195,274	1.1%
	Bapcor Ltd.	2,189,248	13,204,770	0.7%
#	Breville Group Ltd.	681,670	15,172,506	0.8%
	Brickworks Ltd.	486,532	8,731,553	0.5%
	Carsales.com Ltd.	553,743	10,362,825	0.6%
	Challenger Ltd.	2,321,555	12,194,726	0.7%
*	Corporate Travel Management Ltd.	650,080	12,044,252	0.7%
	Credit Corp. Group Ltd.	442,571	10,527,755	0.6%
	CSR Ltd.	3,109,441	13,958,892	0.8%
	Downer EDI Ltd.	2,071,013	9,901,826	0.6%
	Eagers Automotive Ltd.	775,292	8,710,647	0.5%
	Elders Ltd.	1,009,369	9,169,814	0.5%
	Healius Ltd.	3,973,423	14,549,415	0.8%
	Iluka Resources Ltd.	1,999,707	14,266,701	0.8%
	IOOF Holdings Ltd.	3,815,495	11,809,268	0.7%
	IRESS Ltd.	1,225,060	11,168,044	0.6%
*	Lynas Rare Earths Ltd.	1,615,350	9,011,232	0.5%
#	Metcash Ltd.	6,296,220	19,404,717	1.1%
	nib holdings Ltd.	2,951,426	14,861,717	0.8%
*	Orocobre Ltd.	2,264,756	15,294,789	0.8%
	Orora Ltd.	5,931,076	14,837,472	0.8%
	Pendal Group Ltd.	2,058,779	10,413,306	0.6%
	Perpetual Ltd.	376,124	10,750,588	0.6%
*	Perseus Mining Ltd.	8,114,950	9,622,883	0.5%
	Premier Investments Ltd.	458,786	10,647,565	0.6%
	Reliance Worldwide Corp. Ltd.	3,629,454	15,959,122	0.9%
	Sandfire Resources Ltd.	2,725,681	11,481,645	0.6%
	Sims Ltd.	1,175,465	12,796,166	0.7%
	Spark Infrastructure Group	10,978,157	23,274,771	1.3%
*	Star Entertainment Grp Ltd.	3,941,041	10,951,914	0.6%
	Steadfast Group Ltd.	3,596,653	12,654,068	0.7%
	Super Retail Group Ltd.	1,085,264	10,646,830	0.6%
	Technology One Ltd.	1,674,190	15,547,005	0.9%
*	Webjet Ltd.	2,061,672	9,866,315	0.5%
*	Whitehaven Coal Ltd.	5,382,983	10,652,888	0.6%
#*	Zip Co. Ltd.	1,986,170	9,816,301	0.5%
	Other Securities		645,675,521	35.1%

TOTAL AUSTRALIA			1,109,683,609	60.9%

CHINA — (0.0%)
	Other Securities		138,963	0.0%

HONG KONG — (21.0%)
	ASM Pacific Technology Ltd.	1,406,800	15,222,149	0.8%
#	Kerry Logistics Network Ltd.	4,063,500	9,853,152	0.5%
	Luk Fook Holdings International Ltd.	3,577,000	9,748,695	0.5%
	Pacific Basin Shipping Ltd.	32,170,000	14,846,663	0.8%
	VTech Holdings Ltd.	1,345,100	10,357,891	0.6%
	Other Securities		331,012,861	18.2%

TOTAL HONG KONG			391,041,411	21.4%

198

THE ASIA PACIFIC SMALL COMPANY SERIES

CONTINUED

			Percentage
	Shares	Value»	of Net Assets‡
NEW ZEALAND — (6.5%)
Chorus Ltd.	2,826,320	$12,906,707	0.7%
# Freightways Ltd.	976,177	9,063,774	0.5%
Infratil Ltd.	3,435,660	20,385,406	1.1%
Mainfreight Ltd.	156,515	10,085,924	0.6%
SKYCITY Entertainment Group Ltd.	4,937,567	11,322,406	0.6%
Summerset Group Holdings Ltd.	985,298	10,250,669	0.6%
Other Securities		46,763,116	2.5%

TOTAL NEW ZEALAND		120,778,002	6.6%

SINGAPORE — (10.5%)
Sembcorp Industries Ltd.	6,027,400	8,995,759	0.5%
Singapore Press Holdings Ltd.	7,439,300	10,978,277	0.6%
Other Securities		176,291,309	9.7%

TOTAL SINGAPORE		196,265,345	10.8%

UNITED STATES — (0.1%)
Other Securities		1,189,681	0.1%

TOTAL COMMON STOCKS		1,819,097,011	99.8%

PREFERRED STOCKS — (0.0%)
AUSTRALIA — (0.0%)
Other Security		68,066	0.0%

RIGHTS/WARRANTS — (0.0%)
AUSTRALIA — (0.0%)
Other Securities		138	0.0%

HONG KONG — (0.0%)
Other Security		7,842	0.0%

NEW ZEALAND — (0.0%)
Other Security		15,450	0.0%

SINGAPORE — (0.0%)
Other Securities		16,264	0.0%

TOTAL RIGHTS/WARRANTS		39,694	0.0%

TOTAL INVESTMENT SECURITIES (Cost $1,603,374,310)		1,819,204,771

		Value†
SECURITIES LENDING COLLATERAL — (2.2%)
@§ The DFA Short Term Investment Fund	3,509,676	40,606,949	2.2%

TOTAL INVESTMENTS—(100.0%) (Cost $1,643,976,673)		$1,859,811,720	102.0%

199

THE ASIA PACIFIC SMALL COMPANY SERIES

CONTINUED

Summary of the Series’ investments as of October 31, 2021, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3		Total
Common Stocks
Australia	$12,676	$1,109,648,166	$22,767		$1,109,683,609
China	—	138,963	—		138,963
Hong Kong	—	390,169,707	871,704		391,041,411
New Zealand	—	120,778,002	—		120,778,002
Singapore	—	195,145,698	1,119,647		196,265,345
United States	—	1,189,681	—		1,189,681
Preferred Stocks
Australia	—	68,066	—		68,066
Rights/Warrants
Australia	—	138	—		138
Hong Kong	—	7,842	—		7,842
New Zealand	—	15,450	—		15,450
Singapore	—	16,264	—		16,264
Securities Lending Collateral	—	40,606,949	—		40,606,949

TOTAL	$12,676	$1,857,784,926	$2,014,118	^	$1,859,811,720

^	A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the reporting period in relation to net assets.

See accompanying Notes to Financial Statements.

200

THE UNITED KINGDOM SMALL COMPANY SERIES

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2021

	Shares	Value»	Percentage of Net Assets‡
COMMON STOCKS — (99.2%)
COMMUNICATION SERVICES — (3.8%)
Daily Mail & General Trust PLC, Class A	1,003,074	$14,237,131	0.7%
Other Securities		57,764,428	3.1%

TOTAL COMMUNICATION SERVICES		72,001,559	3.8%

CONSUMER DISCRETIONARY — (19.8%)
Bellway PLC	417,887	18,961,147	1.0%
* Countryside Properties PLC	2,922,469	18,812,341	1.0%
Domino’s Pizza Group PLC	3,262,553	17,283,266	0.9%
* Frasers Group PLC	1,628,144	14,351,413	0.8%
Games Workshop Group PLC	157,764	20,837,762	1.1%
Greggs PLC	636,335	26,596,851	1.4%
Inchcape PLC	2,550,326	28,784,465	1.5%
* Marks & Spencer Group PLC	7,572,745	19,035,955	1.0%
Pets at Home Group PLC	3,262,961	21,532,073	1.1%
* Playtech PLC	1,947,421	18,527,516	1.0%
Redrow PLC	1,602,850	14,112,668	0.8%
Vistry Group PLC	898,922	15,053,083	0.8%
Other Securities		142,754,262	7.5%

TOTAL CONSUMER DISCRETIONARY		376,642,802	19.9%

CONSUMER STAPLES — (6.7%)
Britvic PLC	1,748,990	21,232,260	1.1%
Cranswick PLC	374,680	17,707,906	0.9%
Fevertree Drinks PLC	655,368	20,392,946	1.1%
Tate & Lyle PLC	2,419,131	21,435,384	1.1%
Other Securities		46,754,593	2.5%

TOTAL CONSUMER STAPLES		127,523,089	6.7%

ENERGY — (2.3%)
Other Securities		44,336,800	2.3%

FINANCIALS — (16.6%)
* Beazley PLC	3,279,338	17,442,492	0.9%
Close Brothers Group PLC	970,236	19,112,250	1.0%
Hiscox Ltd.	1,621,850	18,452,426	1.0%
IG Group Holdings PLC	2,149,742	23,326,151	1.2%
Man Group PLC	9,599,081	30,488,754	1.6%
Paragon Banking Group PLC	1,977,656	14,825,635	0.8%
Quilter PLC	10,641,392	22,656,903	1.2%
* Virgin Money UK PLC	5,337,722	14,829,830	0.8%
Other Securities		154,697,225	8.1%

TOTAL FINANCIALS		315,831,666	16.6%

HEALTH CARE — (3.2%)
* CVS Group PLC	436,875	14,888,932	0.8%
Other Securities		46,277,391	2.4%

TOTAL HEALTH CARE		61,166,323	3.2%

INDUSTRIALS — (25.6%)
Bodycote PLC	1,252,104	13,714,783	0.7%

201

THE UNITED KINGDOM SMALL COMPANY SERIES

CONTINUED

	Shares	Value»	Percentage of Net Assets‡
INDUSTRIALS — (Continued)
Diploma PLC	628,300	$25,821,321	1.4%
Genuit Group PLC	1,416,533	12,853,080	0.7%
Grafton Group PLC	1,582,491	29,066,399	1.5%
Hays PLC	8,705,616	19,729,104	1.0%
IMI PLC	1,193,944	26,662,992	1.4%
* Meggitt PLC	2,411,365	24,757,023	1.3%
Pagegroup PLC	2,014,945	18,283,115	1.0%
Rotork PLC	5,214,504	25,207,456	1.3%
Travis Perkins PLC	1,046,773	22,129,674	1.2%
Ultra Electronics Holdings PLC	566,936	25,121,854	1.3%
Other Securities		243,351,972	12.9%

TOTAL INDUSTRIALS		486,698,773	25.7%

INFORMATION TECHNOLOGY — (8.5%)
Computacenter PLC	514,578	18,918,353	1.0%
Softcat PLC	738,845	19,636,602	1.0%
Spectris PLC	433,873	22,323,692	1.2%
Spirent Communications PLC	4,206,131	16,515,848	0.9%
Other Securities		84,212,380	4.4%

TOTAL INFORMATION TECHNOLOGY		161,606,875	8.5%

MATERIALS — (6.5%)
Hill & Smith Holdings PLC	545,011	13,677,859	0.7%
Marshalls PLC	1,408,571	13,643,131	0.7%
Synthomer PLC	2,263,160	15,684,931	0.8%
Victrex PLC	576,646	18,032,016	1.0%
Other Securities		63,589,179	3.4%

TOTAL MATERIALS		124,627,116	6.6%

REAL ESTATE — (3.7%)
Grainger PLC	4,411,972	18,556,053	1.0%
* IWG PLC	3,858,261	16,364,344	0.9%
Savills PLC	986,247	19,181,608	1.0%
Other Securities		16,005,096	0.8%

TOTAL REAL ESTATE		70,107,101	3.7%

UTILITIES — (2.5%)
* Centrica PLC	19,338,945	15,964,039	0.8%
Drax Group PLC	2,521,289	18,336,886	1.0%
Other Securities		13,045,684	0.7%

TOTAL UTILITIES		47,346,609	2.5%

TOTAL COMMON STOCKS (Cost $1,462,298,964)		1,887,888,713	99.5%

		Value†
SECURITIES LENDING COLLATERAL — (0.8%)
@§ The DFA Short Term Investment Fund	1,351,028	15,631,396	0.8%

TOTAL INVESTMENTS—(100.0%) (Cost $1,477,926,404)		$1,903,520,109	100.3%

202

THE UNITED KINGDOM SMALL COMPANY SERIES

CONTINUED

Summary of the Series’ investments as of October 31, 2021, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Communication Services	$55,069	$71,946,490	—	$72,001,559
Consumer Discretionary	—	376,642,802	—	376,642,802
Consumer Staples	—	127,523,089	—	127,523,089
Energy	—	44,336,800	—	44,336,800
Financials	—	315,831,666	—	315,831,666
Health Care	—	61,166,323	—	61,166,323
Industrials	—	486,698,773	—	486,698,773
Information Technology	—	161,606,875	—	161,606,875
Materials	—	124,627,116	—	124,627,116
Real Estate	—	70,107,101	—	70,107,101
Utilities	—	47,346,609	—	47,346,609
Securities Lending Collateral	—	15,631,396	—	15,631,396

TOTAL	$55,069	$1,903,465,040	—	$1,903,520,109

See accompanying Notes to Financial Statements.

203

THE CONTINENTAL SMALL COMPANY SERIES

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2021

	Shares	Value»	Percentage of Net Assets‡
COMMON STOCKS — (94.7%)
AUSTRIA — (3.1%)
ANDRITZ AG	473,948	$26,919,532	0.4%
Other Securities		187,051,424	2.9%

TOTALAUSTRIA		213,970,956	3.3%

BELGIUM — (3.8%)
Ackermans & van Haaren NV	177,966	30,604,090	0.5%
D’ieteren Group	194,540	33,543,417	0.5%
Other Securities		197,897,761	3.0%

TOTAL BELGIUM		262,045,268	4.0%

CANADA — (0.0%)
Other Security		709,749	0.0%

DENMARK — (5.3%)
Ringkjoebing Landbobank AS	195,777	24,871,398	0.4%
Royal Unibrew AS	331,556	41,187,654	0.6%
# SimCorp AS	271,754	32,907,854	0.5%
Other Securities		260,732,463	4.0%

TOTAL DENMARK		359,699,369	5.5%

FINLAND — (5.8%)
Huhtamaki Oyj	673,038	29,346,505	0.4%
# Nokian Renkaat Oyj	768,570	28,861,457	0.4%
# Orion Oyj, Class B	636,552	27,564,996	0.4%
Valmet Oyj	924,559	37,533,401	0.6%
Other Securities		271,277,867	4.2%

TOTAL FINLAND		394,584,226	6.0%

FRANCE — (10.4%)
Faurecia SE	649,627	33,928,710	0.5%
Rexel SA	2,125,412	42,245,103	0.7%
* SOITEC	135,169	35,988,721	0.6%
Other Securities		598,104,390	9.1%

TOTAL FRANCE		710,266,924	10.9%

GERMANY — (15.1%)
Aurubis AG	287,587	24,781,328	0.4%
Freenet AG	1,000,321	25,763,506	0.4%
GEA Group AG	742,082	36,548,405	0.6%
# Gerresheimer AG	261,448	23,988,547	0.4%
Hugo Boss AG	459,212	28,754,576	0.4%
* K+S AG	1,479,794	25,500,212	0.4%
Lanxess AG	599,001	40,362,102	0.6%
# ProSiebenSat.1 Media SE	1,393,286	23,338,566	0.4%
Rheinmetall AG	309,902	30,068,830	0.5%
TAG Immobilien AG	1,033,296	31,392,640	0.5%
Other Securities		735,033,666	11.1%

TOTAL GERMANY		1,025,532,378	15.7%

204

THE CONTINENTAL SMALL COMPANY SERIES

CONTINUED

		Shares	Value»	Percentage of Net Assets‡
	IRELAND — (1.0%)
*	Bank of Ireland Group PLC	6,006,044	$35,779,124	0.6%
	Other Securities		30,504,504	0.4%

	TOTAL IRELAND		66,283,628	1.0%

	ISRAEL — (3.3%)
	Other Securities		225,995,115	3.4%

	ITALY — (8.3%)
	A2A SpA	12,233,648	25,743,846	0.4%
	Azimut Holding SpA	906,940	26,118,330	0.4%
#	Banco BPM SpA	12,107,842	37,652,859	0.6%
	Hera SpA	5,824,869	23,830,941	0.4%
	Italgas SpA	3,792,959	24,098,500	0.4%
	Reply SpA	148,015	28,730,201	0.4%
	Other Securities		396,359,830	6.0%

	TOTAL ITALY		562,534,507	8.6%

	NETHERLANDS — (6.7%)
	Aalberts NV	720,618	39,885,206	0.6%
	Arcadis NV	543,636	26,497,175	0.4%
	ASR Nederland NV	931,393	43,537,226	0.7%
	BE Semiconductor Industries NV	464,004	42,394,069	0.7%
	IMCD NV	226,957	50,394,583	0.8%
Ω	Signify NV	673,043	32,613,232	0.5%
	Other Securities		220,230,807	3.3%

	TOTAL NETHERLANDS		455,552,298	7.0%

	NORWAY — (2.0%)
	Other Securities		138,643,309	2.1%

	PORTUGAL — (0.7%)
	Other Securities		50,448,984	0.8%

	SPAIN — (5.2%)
*	Banco de Sabadell SA	36,662,284	29,505,685	0.5%
	Bankinter SA	4,259,580	23,453,290	0.4%
#	Enagas SA	1,045,470	23,459,790	0.4%
	Other Securities		275,109,321	4.1%

	TOTAL SPAIN		351,528,086	5.4%

	SWEDEN — (8.8%)
	Other Securities		598,208,203	9.1%

	SWITZERLAND — (15.1%)
	Allreal Holding AG	118,457	25,053,150	0.4%
*	ams AG	1,241,971	24,588,933	0.4%
	Belimo Holding AG	62,238	36,184,269	0.6%
	Bucher Industries AG	55,557	28,039,159	0.4%
*	Flughafen Zurich AG	133,405	24,091,216	0.4%
	Georg Fischer AG	32,352	48,950,258	0.8%
	Helvetia Holding AG	249,056	29,635,381	0.5%
	Interroll Holding AG	4,928	23,908,178	0.4%
	PSP Swiss Property AG	341,202	42,652,293	0.7%

205

THE CONTINENTAL SMALL COMPANY SERIES

CONTINUED

		Shares	Value»	Percentage of Net Assets‡
	SWITZERLAND — (Continued)
	Siegfried Holding AG	33,622	$32,339,058	0.5%
Ω	VAT Group AG	148,293	70,888,598	1.1%
	Other Securities		641,701,155	9.5%

	TOTAL SWITZERLAND		1,028,031,648	15.7%

	UNITED KINGDOM — (0.1%)
	Other Securities		4,660,893	0.1%

	UNITED STATES — (0.0%)
	Other Security		1,294,368	0.0%

	TOTAL COMMON STOCKS		6,449,989,909	98.6%

	PREFERRED STOCKS — (0.9%)
	GERMANY — (0.9%)
	Other Securities		61,732,488	1.0%

	RIGHTS/WARRANTS — (0.0%)
	AUSTRIA — (0.0%)
	Other Securities		12,299	0.0%

	PORTUGAL — (0.0%)
	Other Security		13,912	0.0%

	SPAIN — (0.0%)
	Other Security		715,382	0.0%

	TOTAL RIGHTS/WARRANTS		741,593	0.0%

	TOTAL INVESTMENT SECURITIES (Cost $4,543,679,052)		6,512,463,990

			Value†
	SECURITIES LENDING COLLATERAL — (4.4%)
@§	The DFA Short Term Investment Fund	25,693,219	297,270,547	4.5%

	TOTAL INVESTMENTS—(100.0%) (Cost $4,840,922,007)		$6,809,734,537	104.1%

Summary of the Series’ investments as of October 31, 2021, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Austria	—	$213,970,956	—	$213,970,956
Belgium	$7,688,844	254,356,424	—	262,045,268
Canada	—	709,749	—	709,749
Denmark	—	359,699,369	—	359,699,369
Finland	—	394,584,226	—	394,584,226
France	—	710,226,064	$40,860	710,266,924
Germany	14,482,505	1,011,049,873	—	1,025,532,378

206

THE CONTINENTAL SMALL COMPANY SERIES

CONTINUED

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3		Total
Ireland	—	$66,283,628	—		$66,283,628
Israel	$1,561,556	224,433,559	—		225,995,115
Italy	—	562,534,507	—		562,534,507
Netherlands	—	455,552,298	—		455,552,298
Norway	—	138,643,309	—		138,643,309
Portugal	—	50,448,984	—		50,448,984
Spain	—	351,528,086	—		351,528,086
Sweden	—	598,208,203	—		598,208,203
Switzerland	6,841,780	1,021,189,868	—		1,028,031,648
United Kingdom	—	4,660,893	—		4,660,893
United States	—	1,294,368	—		1,294,368
Preferred Stocks
Germany	—	61,732,488	—		61,732,488
Rights/Warrants
Austria	—	12,299	—		12,299
Portugal	—	13,912	—		13,912
Spain	—	715,382	—		715,382
Securities Lending Collateral	—	297,270,547	—		297,270,547

TOTAL	$30,574,685	$6,779,118,992	$40,860	^	$6,809,734,537

^	A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the reporting period in relation to net assets.

See accompanying Notes to Financial Statements.

207

THE CANADIAN SMALL COMPANY SERIES

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2021

		Shares	Value»	Percentage of Net Assets‡
COMMON STOCKS — (84.0%)
COMMUNICATION SERVICES — (1.2%)
	Other Securities		$20,392,287	1.4%

CONSUMER DISCRETIONARY — (5.3%)
*	Aritzia, Inc.	463,368	18,248,672	1.3%
	Linamar Corp.	249,534	13,724,773	1.0%
	Other Securities		59,378,275	4.0%

TOTAL CONSUMER DISCRETIONARY			91,351,720	6.3%

CONSUMER STAPLES — (4.4%)
#	Maple Leaf Foods, Inc.	417,087	9,092,604	0.6%
#	Premium Brands Holdings Corp., Class A	197,300	21,322,620	1.5%
	Primo Water Corp.	813,424	12,948,006	0.9%
	Other Securities		32,050,901	2.2%

TOTAL CONSUMER STAPLES			75,414,131	5.2%

ENERGY — (17.1%)
	ARC Resources Ltd.	2,991,363	28,690,593	2.0%
	Crescent Point Energy Corp.	2,888,800	14,518,694	1.0%
#	Crescent Point Energy Corp.	192,400	967,772	0.1%
#	Enerplus Corp.	1,287,055	12,188,336	0.8%
#	Gibson Energy, Inc.	940,791	18,958,733	1.3%
#	Keyera Corp.	445,938	11,429,503	0.8%
*	MEG Energy Corp.	2,470,617	22,138,932	1.5%
#	Parex Resources, Inc.	786,291	15,267,108	1.1%
#	Parkland Corp.	763,190	22,206,264	1.5%
#	PrairieSky Royalty Ltd.	1,064,207	13,096,212	0.9%
#	Whitecap Resources, Inc.	3,150,760	18,915,763	1.3%
	Other Securities		115,895,851	8.0%

TOTAL ENERGY			294,273,761	20.3%

FINANCIALS — (9.6%)
#	Canadian Western Bank	475,702	15,217,390	1.0%
	CI Financial Corp.	967,840	22,068,879	1.5%
#	ECN Capital Corp.	2,488,693	21,637,311	1.5%
#	Element Fleet Management Corp.	1,811,383	19,685,764	1.4%
#*	Home Capital Group, Inc., Class B	303,217	9,839,362	0.7%
#	Laurentian Bank of Canada	412,090	13,875,073	1.0%
	Other Securities		63,879,527	4.3%

TOTAL FINANCIALS			166,203,306	11.4%

HEALTH CARE — (1.2%)
	Other Securities		21,366,735	1.5%

INDUSTRIALS — (10.3%)
#*	ATS Automation Tooling Systems, Inc.	441,354	15,017,305	1.0%
#*	Bombardier, Inc., Class B	6,140,801	9,874,106	0.7%
	Finning International, Inc.	890,113	26,352,408	1.8%
	LifeWorks, Inc.	401,948	10,389,719	0.7%
	Richelieu Hardware Ltd.	361,973	12,778,442	0.9%
#	SNC-Lavalin Group, Inc.	655,742	17,638,697	1.2%

208

THE CANADIAN SMALL COMPANY SERIES

CONTINUED

		Shares	Value»	Percentage of Net Assets‡
INDUSTRIALS — (Continued)
	Stantec, Inc.	287,574	$15,893,715	1.1%
	Other Securities		69,576,440	4.8%

TOTAL INDUSTRIALS			177,520,832	12.2%

INFORMATION TECHNOLOGY — (2.7%)
	Enghouse Systems Ltd.	263,395	11,422,438	0.8%
#*	Kinaxis, Inc.	99,954	15,513,223	1.1%
	Other Securities		19,131,094	1.3%

TOTAL INFORMATION TECHNOLOGY			46,066,755	3.2%

MATERIALS — (20.7%)
	Alamos Gold, Inc., Class A	2,157,397	16,002,666	1.1%
	Alamos Gold, Inc., Class A	2,642	19,656	0.0%
#	B2Gold Corp.	2,045,993	8,447,822	0.6%
	B2Gold Corp.	1,728,490	7,155,949	0.5%
#*	Capstone Mining Corp.	2,456,528	10,301,697	0.7%
#	Centerra Gold, Inc.	1,270,606	9,527,493	0.7%
#	Endeavour Mining PLC	421,513	10,708,128	0.7%
#	Methanex Corp.	208,917	9,358,725	0.6%
	Methanex Corp.	127,282	5,699,688	0.4%
	SSR Mining, Inc.	988,019	15,583,490	1.1%
#	SSR Mining, Inc.	184,815	2,916,381	0.2%
	Stella-Jones, Inc.	301,231	10,814,232	0.7%
#	Yamana Gold, Inc.	4,784,888	18,790,042	1.3%
	Yamana Gold, Inc.	588,814	2,325,815	0.2%
	Other Securities		229,187,240	15.8%

TOTAL MATERIALS			356,839,024	24.6%

REAL ESTATE — (3.5%)
#	Altus Group Ltd.	261,893	13,735,839	1.0%
	Colliers International Group, Inc.	134,012	19,441,269	1.3%
	Colliers International Group, Inc.	4,163	605,175	0.0%
#	Tricon Residential, Inc.	706,476	10,280,893	0.7%
	Other Securities		16,340,781	1.2%

TOTAL REAL ESTATE			60,403,957	4.2%

UTILITIES — (8.0%)
#	AltaGas Ltd.	508,361	10,523,763	0.7%
	Atco Ltd., Class I	392,922	13,334,457	0.9%
#	Boralex, Inc., Class A	549,954	17,019,423	1.2%
#	Brookfield Infrastructure Corp., Class A	337,306	20,446,587	1.4%
#	Capital Power Corp.	771,649	25,345,452	1.8%
#	Innergex Renewable Energy, Inc.	652,084	10,854,015	0.8%
#	Superior Plus Corp.	829,579	9,230,206	0.6%
	TransAlta Corp.	1,784,708	20,015,956	1.4%
#	TransAlta Renewables, Inc.	614,934	9,102,772	0.6%
	Other Securities		2,067,716	0.1%

TOTAL UTILITIES			137,940,347	9.5%

TOTAL COMMON STOCKS			1,447,772,855	99.8%

209

THE CANADIAN SMALL COMPANY SERIES

CONTINUED

	Shares	Value»	Percentage of Net Assets‡
RIGHTS/WARRANTS — (0.0%)
ENERGY — (0.0%)
Other Security		$308,498	0.0%

TOTAL RIGHTS/WARRANTS		308,498	0.0%

TOTAL INVESTMENT SECURITIES (Cost $1,069,056,866)		1,448,081,353

		Value†
SECURITIES LENDING COLLATERAL — (16.0%)
@§ The DFA Short Term Investment Fund	23,890,671	276,415,069	19.0%

TOTAL INVESTMENTS—(100.0%) (Cost $1,345,455,217)		$1,724,496,422	118.8%

Summary of the Series’ investments as of October 31, 2021, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Communication Services	$20,392,287	—	—	$20,392,287
Consumer Discretionary	91,314,123	$37,597	—	91,351,720
Consumer Staples	75,414,131	—	—	75,414,131
Energy	294,213,404	60,357	—	294,273,761
Financials	166,203,306	—	—	166,203,306
Health Care	19,490,590	1,876,145	—	21,366,735
Industrials	177,520,832	—	—	177,520,832
Information Technology	46,066,755	—	—	46,066,755
Materials	356,051,981	787,043	—	356,839,024
Real Estate	60,403,957	—	—	60,403,957
Utilities	137,940,347	—	—	137,940,347
Rights/Warrants
Energy	—	308,498	—	308,498
Securities Lending Collateral	—	276,415,069	—	276,415,069

TOTAL	$1,445,011,713	$279,484,709	—	$1,724,496,422

See accompanying Notes to Financial Statements.

210

THE EMERGING MARKETS SERIES

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2021

		Shares	Value»	Percentage of Net Assets‡
COMMON STOCKS — (97.6%)
BRAZIL — (3.0%)
	Vale SA	2,960,013	$37,557,408	0.6%
	Other Securities		153,559,145	2.4%

TOTAL BRAZIL			191,116,553	3.0%

CHILE — (0.4%)
	Other Securities		26,696,504	0.4%

CHINA — (31.5%)
*	Alibaba Group Holding Ltd.	714,100	14,683,794	0.3%
*	Alibaba Group Holding Ltd., Sponsored ADR	929,746	153,352,305	2.4%
*	Baidu, Inc., Class A	766,950	15,671,958	0.3%
*	Baidu, Inc., Sponsored ADR	137,226	22,263,546	0.4%
	BYD Co. Ltd., Class H	514,386	19,674,020	0.3%
	China Construction Bank Corp., Class H	79,728,590	54,261,738	0.9%
	China Gas Holdings Ltd.	6,299,200	15,722,928	0.3%
	China Merchants Bank Co. Ltd., Class H	3,434,554	28,782,038	0.5%
	China Overseas Land & Investment Ltd.	7,665,500	16,906,687	0.3%
#	China Resources Land Ltd.	5,690,666	22,110,902	0.4%
	CSPC Pharmaceutical Group Ltd.	17,069,200	17,811,704	0.3%
	Geely Automobile Holdings Ltd.	8,400,000	29,153,372	0.5%
	Industrial & Commercial Bank of China Ltd., Class H	53,639,185	29,402,967	0.5%
*	JD.com, Inc., ADR	248,488	19,451,641	0.3%
	Kweichow Moutai Co. Ltd., Class A	65,693	18,746,074	0.3%
	Lenovo Group Ltd.	18,933,278	20,560,934	0.3%
	Li Ning Co. Ltd.	1,623,500	17,915,414	0.3%
*Ω	Meituan, Class B	1,192,700	40,585,923	0.7%
	NetEase, Inc., ADR	271,103	26,456,942	0.4%
	Ping An Insurance Group Co. of China Ltd., Class H	5,400,000	38,678,739	0.6%
	Tencent Holdings Ltd.	3,951,600	240,375,009	3.8%
*Ω	Wuxi Biologics Cayman, Inc.	1,151,000	17,434,142	0.3%
*Ω	Xiaomi Corp., Class B	7,645,200	20,898,571	0.4%
	Yum China Holdings, Inc.	543,135	31,002,146	0.5%
	Other Securities		1,080,031,787	16.6%

TOTAL CHINA			2,011,935,281	31.9%

COLOMBIA — (0.2%)
	Other Securities		12,316,697	0.2%

CZECH REPUBLIC — (0.1%)
	Other Securities		9,027,755	0.1%

EGYPT — (0.1%)
	Other Securities		3,891,591	0.1%

GREECE — (0.3%)
	Other Securities		16,700,764	0.3%

HONG KONG — (0.1%)
	Other Securities		5,532,184	0.1%

HUNGARY — (0.3%)
	Other Securities		21,255,120	0.3%

211

THE EMERGING MARKETS SERIES

CONTINUED

	Shares	Value»	Percentage of Net Assets‡
INDIA — (13.3%)
HDFC Bank Ltd.	2,163,503	$45,977,515	0.7%
Hindustan Unilever Ltd.	531,688	16,988,292	0.3%
Housing Development Finance Corp. Ltd.	698,168	26,588,873	0.4%
Infosys Ltd.	1,828,393	40,997,003	0.7%
Infosys Ltd., Sponsored ADR	859,642	19,152,824	0.3%
Reliance Industries Ltd.	1,571,323	53,401,933	0.9%
Tata Consultancy Services Ltd.	680,063	30,968,780	0.5%
Tata Steel Ltd.	955,424	16,866,667	0.3%
Other Securities		598,311,580	9.4%

TOTAL INDIA		849,253,467	13.5%

INDONESIA — (1.7%)
Bank Central Asia Tbk PT	32,282,500	17,070,253	0.3%
Other Securities		94,597,970	1.5%

TOTAL INDONESIA		111,668,223	1.8%

MALAYSIA — (1.5%)
Other Securities		98,689,277	1.6%

MEXICO — (2.1%)
# America Movil SAB de CV	23,862,904	21,245,727	0.4%
Other Securities		109,965,104	1.7%

TOTAL MEXICO		131,210,831	2.1%

NETHERLANDS — (0.1%)
Other Security		3,847,242	0.1%

PERU — (0.1%)
Other Securities		6,418,615	0.1%

PHILIPPINES — (0.7%)
Other Securities		47,693,384	0.8%

POLAND — (0.9%)
Other Securities		54,588,905	0.9%

QATAR — (0.6%)
Other Securities		37,606,118	0.6%

RUSSIA — (1.3%)
Sberbank of Russia PJSC, Sponsored ADR	998,144	20,017,792	0.3%
Other Securities		65,279,760	1.0%

TOTAL RUSSIA		85,297,552	1.3%

SAUDI ARABIA — (3.3%)
Al Rajhi Bank	758,186	28,047,881	0.5%
Saudi Basic Industries Corp.	442,004	15,234,307	0.2%
Saudi National Bank	1,236,879	21,713,030	0.4%
Other Securities		144,192,509	2.2%

TOTAL SAUDI ARABIA		209,187,727	3.3%

212

THE EMERGING MARKETS SERIES

CONTINUED

	Shares	Value »	Percentage of Net Assets‡
SOUTH AFRICA — (3.6%)
* MTN Group Ltd.	2,885,932	$25,878,521	0.4%
Other Securities		201,110,643	3.2%

TOTAL SOUTH AFRICA		226,989,164	3.6%

SOUTH KOREA — (13.1%)
KB Financial Group, Inc.	376,407	18,219,547	0.3%
LG Chem Ltd.	28,624	20,539,289	0.3%
LG Electronics, Inc.	199,804	20,670,498	0.3%
POSCO	75,709	19,202,198	0.3%
Samsung Electronics Co. Ltd.	3,831,702	229,415,933	3.6%
Samsung Electronics Co. Ltd., GDR	105	157,220	0.0%
SK Hynix, Inc.	475,556	41,920,530	0.7%
Other Securities		489,256,441	7.8%

TOTAL SOUTH KOREA		839,381,656	13.3%

TAIWAN — (16.5%)
Evergreen Marine Corp. Taiwan Ltd.	4,324,222	15,561,495	0.3%
Hon Hai Precision Industry Co. Ltd.	5,794,322	22,368,040	0.4%
MediaTek, Inc.	776,995	25,572,990	0.4%
Taiwan Semiconductor Manufacturing Co. Ltd.	15,380,808	326,385,203	5.2%
United Microelectronics Corp.	8,584,000	17,820,160	0.3%
Other Securities		649,615,769	10.2%

TOTAL TAIWAN		1,057,323,657	16.8%

THAILAND — (1.8%)
Other Securities		115,888,768	1.8%

TURKEY — (0.4%)
Other Securities		28,003,484	0.4%

UNITED ARAB EMIRATES — (0.6%)
Other Securities		40,760,055	0.6%

UNITED STATES — (0.0%)
Other Security		1,379,532	0.0%

TOTAL COMMON STOCKS		6,243,660,106	99.0%

PREFERRED STOCKS — (0.7%)
BRAZIL — (0.7%)
Other Securities		42,291,948	0.7%

CHILE — (0.0%)
Other Security		975,429	0.0%

COLOMBIA — (0.0%)
Other Securities		2,163,748	0.0%

SOUTH KOREA — (0.0%)
Other Securities		220,593	0.0%

TOTAL PREFERRED STOCKS		45,651,718	0.7%

213

THE EMERGING MARKETS SERIES

CONTINUED

	Shares	Value »	Percentage of Net Assets‡
RIGHTS/WARRANTS — (0.0%)
THAILAND — (0.0%)
Other Securities		$372,849	0.0%

TOTAL INVESTMENT SECURITIES (Cost $3,711,438,631)		6,289,684,673

		Value†
SECURITIES LENDING COLLATERAL — (1.7%) @§ The DFA Short Term Investment Fund	9,324,531	107,884,825	1.7%

TOTAL INVESTMENTS— (100.0%) (Cost $3,819,309,985)		$6,397,569,498	101.4%

As of October 31, 2021, The Emerging Markets Series had entered into the following outstanding futures contracts:

Description	Number of Contracts	Expiration Date	Notional Value	Market Value	Unrealized Appreciation (Depreciation)
Long Position Contracts:
E-Mini MSCI Emerging Markets Index.	650	12/17/21	$42,358,988	$41,015,000	$(1,343,988)
S&P 500® Emini Index.	26	12/17/21	5,584,545	5,976,100	391,555

Total Futures Contracts.			$47,943,533	$46,991,100	$(952,433)

Summary of the Series’ investments as of October 31, 2021, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Brazil	$191,116,553	—	—	$191,116,553
Chile	13,782,759	$12,913,745	—	26,696,504
China	354,617,905	1,652,811,475	$4,505,901	2,011,935,281
Colombia	12,316,697	—	—	12,316,697
Czech Republic	—	9,027,755	—	9,027,755
Egypt	3,183	3,888,408	—	3,891,591
Greece	—	16,687,636	13,128	16,700,764
Hong Kong	930,840	4,601,344	—	5,532,184
Hungary	—	21,255,120	—	21,255,120
India	39,363,772	809,889,695	—	849,253,467
Indonesia	—	111,668,223	—	111,668,223
Malaysia	—	98,689,277	—	98,689,277
Mexico	131,210,831	—	—	131,210,831
Netherlands	—	3,847,242	—	3,847,242
Peru	6,418,615	—	—	6,418,615
Philippines	1,560,460	46,132,924	—	47,693,384
Poland	—	54,588,905	—	54,588,905
Qatar	—	37,606,118	—	37,606,118
Russia	15,912,841	69,384,711	—	85,297,552
Saudi Arabia	—	209,187,727	—	209,187,727
South Africa	40,943,383	186,045,781	—	226,989,164
South Korea	8,895,927	830,485,729	—	839,381,656

214

THE EMERGING MARKETS SERIES

CONTINUED

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3		Total
Taiwan	$5,760,517	$1,051,555,679	$7,461		$1,057,323,657
Thailand	115,888,768	—	—		115,888,768
Turkey	—	28,003,484	—		28,003,484
United Arab Emirates	—	40,760,055	—		40,760,055
United States	1,379,532	—	—		1,379,532
Preferred Stocks
Brazil	42,291,948	—	—		42,291,948
Chile	—	975,429	—		975,429
Colombia	2,163,748	—	—		2,163,748
South Korea	—	220,593	—		220,593
Rights/Warrants
Thailand	—	372,849	—		372,849
Securities Lending Collateral	—	107,884,825	—		107,884,825
Futures Contracts**	(952,433)	—	—		(952,433)

TOTAL	$983,605,846	$5,408,484,729	$4,526,490	^	$6,396,617,065

**	Valued at the unrealized appreciation/(depreciation) on the investment.
^	A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the reporting period in relation to net assets.

See accompanying Notes to Financial Statements.

215

THE EMERGING MARKETS SMALL CAP SERIES

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2021

		Shares	Value»	Percentage of Net Assets‡
COMMON STOCKS — (96.7%)
BRAZIL — (3.6%)
*	Petro Rio SA	3,259,660	$13,555,445	0.3%
	TOTVS SA	1,646,258	9,555,870	0.2%
	Transmissora Alianca de Energia Eletrica SA	1,415,423	9,194,055	0.2%
	Other Securities		157,659,109	3.0%

TOTAL BRAZIL			189,964,479	3.7%

CHILE — (0.5%)
	Other Securities		28,698,405	0.6%

CHINA — (26.3%)
*	51job, Inc., ADR	134,562	8,014,513	0.2%
	AAC Technologies Holdings, Inc.	2,265,000	9,789,819	0.2%
#	Bosideng International Holdings Ltd.	13,134,000	10,176,925	0.2%
	China Conch Venture Holdings Ltd.	2,567,000	12,473,940	0.3%
	China Everbright Environment Group Ltd.	15,300,000	10,510,411	0.2%
	China Medical System Holdings Ltd.	6,331,500	10,720,614	0.2%
	China Meidong Auto Holdings Ltd.	2,280,000	11,778,083	0.2%
#	China Power International Development Ltd.	17,284,333	8,683,460	0.2%
#	China Resources Cement Holdings Ltd.	10,766,000	9,053,174	0.2%
	China Resources Power Holdings Co. Ltd.	5,582,000	14,447,459	0.3%
	China Taiping Insurance Holdings Co. Ltd.	6,435,200	9,792,382	0.2%
	Chinasoft International Ltd.	9,800,000	16,363,347	0.3%
	Dongfeng Motor Group Co. Ltd., Class H	8,526,000	7,940,750	0.2%
#	Dongyue Group Ltd.	5,073,000	11,802,904	0.3%
#*††	GCL-Poly Energy Holdings Ltd.	71,015,000	13,554,049	0.3%
	Haitian International Holdings Ltd.	2,659,000	7,749,639	0.2%
	Hengan International Group Co. Ltd.	2,283,500	11,933,416	0.3%
	Hopson Development Holdings Ltd.	2,891,350	7,845,867	0.2%
*Ω	Hua Hong Semiconductor Ltd.	2,037,000	10,222,196	0.2%
#*	JinkoSolar Holding Co. Ltd., ADR	168,450	10,076,679	0.2%
	Kingboard Holdings Ltd.	2,738,421	11,933,504	0.3%
	Kingsoft Corp. Ltd.	3,235,800	13,807,297	0.3%
	Kunlun Energy Co. Ltd.	13,120,000	11,949,431	0.3%
	Minth Group Ltd.	3,117,000	12,388,331	0.3%
	Nine Dragons Paper Holdings Ltd.	7,447,000	9,364,604	0.2%
#	Shandong Weigao Group Medical Polymer Co. Ltd.,
	Class H	4,728,000	8,053,345	0.2%
	Sinopharm Group Co. Ltd., Class H	3,858,800	9,162,773	0.2%
	Wharf Holdings Ltd.	2,285,000	7,944,418	0.2%
Ω	Yadea Group Holdings Ltd.	4,848,000	8,329,692	0.2%
#	Yihai International Holding Ltd.	1,546,000	9,055,867	0.2%
*	Zhuzhou CRRC Times Electric Co., Class H	1,775,000	8,481,861	0.2%
	Other Securities		1,062,128,452	19.8%

TOTAL CHINA			1,385,529,202	27.0%

COLOMBIA — (0.2%)
	Other Securities		8,479,068	0.2%

GREECE — (0.3%)
	Other Securities		16,354,784	0.3%

216

THE EMERGING MARKETS SMALL CAP SERIES

CONTINUED

	Shares	Value»	Percentage of Net Assets‡
HONG KONG — (0.2%)
Other Securities		$10,277,210	0.2%

HUNGARY — (0.1%)
Other Securities		4,328,456	0.1%

INDIA — (14.8%)
Adani Enterprises Ltd.	453,788	8,641,485	0.2%
Crompton Greaves Consumer Electricals Ltd.	1,658,783	10,335,675	0.2%
Mphasis Ltd.	249,485	10,818,021	0.2%
Persistent Systems Ltd.	231,687	12,169,563	0.2%
Tata Power Co. Ltd.	4,179,112	12,094,135	0.2%
Tube Investments of India Ltd.	445,137	8,319,447	0.2%
Zee Entertainment Enterprises Ltd.	2,031,434	8,203,858	0.2%
Other Securities		711,338,472	13.9%

TOTAL INDIA		781,920,656	15.3%

INDONESIA — (1.7%)
Other Securities		90,677,432	1.8%

MALAYSIA — (1.6%)
Other Securities		86,798,444	1.7%

MEXICO — (2.4%)
#* Grupo Simec SAB de CV, Class B	959,651	7,924,532	0.2%
* Industrias CH SAB de CV, Class B	1,830,376	15,869,541	0.3%
Other Securities		101,377,483	1.9%

TOTAL MEXICO		125,171,556	2.4%

PHILIPPINES — (1.0%)
Other Securities		54,455,930	1.1%

POLAND — (1.2%)
Grupa Kety SA	58,412	9,172,305	0.2%
Other Securities		51,404,701	1.0%

TOTAL POLAND		60,577,006	1.2%

QATAR — (0.5%)
Other Securities		27,109,917	0.5%

RUSSIA — (0.3%)
Other Securities		15,459,484	0.3%

SAUDI ARABIA — (2.7%)
Other Securities		139,726,858	2.7%

SOUTH AFRICA — (3.7%)
Barloworld Ltd.	1,009,065	8,474,223	0.2%
* Foschini Group Ltd.	934,267	7,922,967	0.2%
SPAR Group Ltd.	617,202	7,880,596	0.2%
# Woolworths Holdings Ltd.	3,014,039	10,609,503	0.2%
Other Securities		162,316,269	3.0%

TOTAL SOUTH AFRICA		197,203,558	3.8%

217

THE EMERGING MARKETS SMALL CAP SERIES

CONTINUED

	Shares	Value»	Percentage of Net Assets‡
SOUTH KOREA — (15.5%)
# Wemade Co. Ltd.	85,510	$13,380,561	0.3%
Other Securities		801,898,275	15.6%

TOTAL SOUTH KOREA		815,278,836	15.9%

TAIWAN — (16.4%)
# TA Chen Stainless Pipe	6,855,946	10,848,523	0.2%
Other Securities		855,859,869	16.7%

TOTAL TAIWAN		866,708,392	16.9%

THAILAND — (2.5%)
Other Securities		129,555,886	2.5%

TURKEY — (0.7%)
Other Securities		37,538,108	0.7%

UNITED ARAB EMIRATES — (0.5%)
Other Securities		24,862,263	0.5%

UNITED KINGDOM — (0.0%)
Other Security		881,800	0.0%

TOTAL COMMON STOCKS.		5,097,557,730	99.4%

PREFERRED STOCKS — (0.6%)
BRAZIL — (0.6%)
Other Securities		29,697,009	0.6%

CHILE — (0.0%)
Other Security		653,901	0.0%

PHILIPPINES — (0.0%)
Other Security		569,875	0.0%

THAILAND — (0.0%)
Other Security		1,701,800	0.0%

TOTAL PREFERRED STOCKS		32,622,585	0.6%

RIGHTS/WARRANTS — (0.0%)
CHILE — (0.0%)
Other Securities		287	0.0%

INDONESIA — (0.0%)
Other Security		6,211	0.0%

SOUTH KOREA — (0.0%)
Other Securities		25,734	0.0%

TAIWAN — (0.0%)
Other Securities		39,291	0.0%

218

THE EMERGING MARKETS SMALL CAP SERIES

CONTINUED

	Shares	Value»	Percentage of Net Assets‡
THAILAND — (0.0%)
Other Securities.		$192,848	0.0%

TOTAL RIGHTS/WARRANTS		264,371	0.0%

TOTAL INVESTMENT SECURITIES (Cost $3,960,382,989).		5,130,444,686

		Value†
SECURITIES LENDING COLLATERAL — (2.7%)
@§ The DFA Short Term Investment Fund	12,375,122	143,180,163	2.8%

TOTAL INVESTMENTS—(100.0%) (Cost $4,103,547,624).		$5,273,624,849	102.8%

As of October 31, 2021, The Emerging Markets Small Cap Series had entered into the following outstanding futures contracts:

					Unrealized
	Number of	Expiration	Notional	Market	Appreciation
Description	Contracts	Date	Value	Value	(Depreciation)
Long Position Contracts:
E-Mini MSCI Emerging Markets Index.	400	12/17/21	$25,186,156	$25,240,000	$53,844

Total Futures Contracts.			$25,186,156	$25,240,000	$53,844

Summary of the Series’ investments as of October 31, 2021, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Brazil	$189,964,479	—	—	$189,964,479
Chile	53,743	$28,644,662	—	28,698,405
China	88,808,409	1,273,676,800	$23,043,993	1,385,529,202
Colombia	8,479,068	—	—	8,479,068
Greece	—	16,354,784	—	16,354,784
Hong Kong	1,120,518	8,861,567	295,125	10,277,210
Hungary	—	4,328,456	—	4,328,456
India	1,286,534	780,623,279	10,843	781,920,656
Indonesia	232,661	89,424,388	1,020,383	90,677,432
Malaysia	—	86,797,023	1,421	86,798,444
Mexico	118,747,907	6,406,078	17,571	125,171,556
Philippines	—	54,449,567	6,363	54,455,930
Poland	—	60,577,006	—	60,577,006
Qatar	—	27,109,917	—	27,109,917
Russia	15,459,484	—	—	15,459,484
Saudi Arabia	764,967	138,961,891	—	139,726,858
South Africa	7,373,876	189,829,682	—	197,203,558
South Korea	390,687	813,492,034	1,396,115	815,278,836
Taiwan	—	866,392,584	315,808	866,708,392
Thailand	129,543,804	—	12,082	129,555,886
Turkey	—	37,538,108	—	37,538,108
United Arab Emirates	—	24,786,935	75,328	24,862,263
United Kingdom	—	881,800	—	881,800

219

THE EMERGING MARKETS SMALL CAP SERIES

CONTINUED

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Preferred Stocks
Brazil	$29,618,432	$78,577	—	$29,697,009
Chile	—	653,901	—	653,901
Philippines	—	569,875	—	569,875
Thailand	1,701,800	—	—	1,701,800
Rights/Warrants
Chile	—	287	—	287
Indonesia	—	6,211	—	6,211
South Korea	—	25,734	—	25,734
Taiwan	—	39,291	—	39,291
Thailand	—	192,848	—	192,848
Securities Lending Collateral	—	143,180,163	—	143,180,163
Futures Contracts**	53,844	—	—	53,844

TOTAL	$593,600,213	$4,653,883,448	$26,195,032^	$5,273,678,693

**	Valued at the unrealized appreciation/(depreciation) on the investment.
^	A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the reporting period in relation to net assets.

See accompanying Notes to Financial Statements.

220

THE DFA INVESTMENT TRUST COMPANY

STATEMENTS OF ASSETS AND LIABILITIES

OCTOBER 31, 2021

(Amounts in thousands)

	The DFA International Value Series*	The Japanese Small Company Series*	The Asia Pacific Small Company Series*	The United Kingdom Small Company Series*
ASSETS:
Investment Securities at Value (including $499,686, $126,139, $139,195 and $13,650 of securities on loan, respectively)	$12,092,701	$3,387,960	$1,819,205	$1,887,889
Collateral from Securities on Loan Invested in Affiliate at Value (including cost of $495,266, $61,477, $40,602 and $15,627, respectively)	495,353	61,490	40,607	15,631
Segregated Cash for Futures Contracts	4,416	—	—	—
Foreign Currencies at Value	76,624	1,399	4,461	5,028
Cash	111	1,080	71	500
Receivables:
Investment Securities Sold	60,993	3,578	5,517	1,844
Dividends, Interest and Tax Reclaims	79,542	24,682	216	5,823
Securities Lending Income	333	124	337	7
Futures Margin Variation	183	—	—	—
Unrealized Gain on Foreign Currency Contracts	48	5	1	—
Prepaid Expenses and Other Assets	1	—	—	—

Total Assets	12,810,305	3,480,318	1,870,415	1,916,722

LIABILITIES:
Payables:
Upon Return of Securities Loaned	495,235	61,522	40,608	15,631
Investment Securities Purchased	2,440	1,796	6,388	3,386
Due to Advisor	2,085	291	152	161
Line of Credit	11,495	—	—	—
Accrued Expenses and Other Liabilities	1,557	565	300	268

Total Liabilities	512,812	64,174	47,448	19,446

NET ASSETS	$12,297,493	$3,416,144	$1,822,967	$1,897,276

Investment Securities at Cost	$10,175,872	$2,886,201	$1,603,374	$1,462,299

Foreign Currencies at Cost	$75,248	$1,398	$4,419	$5,057

*	See Note J in the Notes to Financial Statements for additional information about securities lending collateral.

See accompanying Notes to Financial Statements.

221

THE DFA INVESTMENT TRUST COMPANY

STATEMENTS OF ASSETS AND LIABILITIES

OCTOBER 31, 2021

(Amounts in thousands)

	The Continental Small Company Series*	The Canadian Small Company Series*	The Emerging Markets Series*	The Emerging Markets Small Cap Series*
ASSETS:
Investment Securities at Value (including $279,785, $271,498, $255,568 and $646,636 of securities on loan, respectively)	$6,512,464	$1,448,081	$6,289,685	$5,130,445
Collateral from Securities on Loan Invested in Affiliate at Value (including cost of $297,243, $276,398, $107,871 and $143,165, respectively)	297,271	276,415	107,885	143,180
Segregated Cash for Futures Contracts	—	—	2,671	1,459
Foreign Currencies at Value	3,116	1,148	35,516	13,480
Cash	5	2	21,819	—
Receivables:
Investment Securities Sold	1,462	1,655	8,411	44,515
Dividends, Interest and Tax Reclaims	23,213	643	5,014	5,242
Securities Lending Income	348	189	527	1,977
Unrealized Gain on Foreign Currency Contracts	—	—	—	3
Prepaid Expenses and Other Assets	—	—	—	1

Total Assets	6,837,879	1,728,133	6,471,528	5,340,302

LIABILITIES:
Payables:
Due to Custodian	—	—	—	78
Upon Return of Securities Loaned	297,321	276,415	107,898	143,144
Investment Securities Purchased	—	—	5,251	279
Due to Advisor	544	122	543	890
Line of Credit	—	—	—	26,819
Futures Margin Variation	—	—	576	1,406
Unrealized Loss on Foreign Currency Contracts	—	—	1	16
Deferred Taxes Payable	—	—	46,353	37,109
Accrued Expenses and Other Liabilities	909	188	1,576	1,842

Total Liabilities	298,774	276,725	162,198	211,583

NET ASSETS	$6,539,105	$1,451,408	$6,309,330	$5,128,719

Investment Securities at Cost	$4,543,679	$1,069,057	$3,711,439	$3,960,383

Foreign Currencies at Cost	$3,111	$1,147	$32,760	$11,272

*	See Note J in the Notes to Financial Statements for additional information about securities lending collateral.

See accompanying Notes to Financial Statements.

222

THE DFA INVESTMENT TRUST COMPANY

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2021

(Amounts in thousands)

	The DFA International Value Series#	The Japanese Small Company Series#	The Asia Pacific Small Company Series#	The United Kingdom Small Company Series#
Investment Income
Dividends (Net of Foreign Taxes Withheld of $42,113, $7,717, $667 and $525, respectively)	$442,829	$69,576	$61,273	$45,323
Income from Securities Lending	4,302	1,944	3,634	478

Total Investment Income	447,131	71,520	64,907	45,801

Expenses
Investment Management Fees	24,048	3,206	1,834	1,924
Accounting & Transfer Agent Fees	541	144	78	81
Custodian Fees	879	385	200	81
Shareholders’ Reports	38	26	23	23
Directors’/Trustees’ Fees & Expenses	131	36	22	21
Professional Fees	191	38	22	24
Other	410	108	68	60

Total Expenses	26,238	3,943	2,247	2,214

Fees Paid Indirectly (Note C)	70	3	1	1

Net Expenses	26,168	3,940	2,246	2,213

Net Investment Income (Loss)	420,963	67,580	62,661	43,588

Realized and Unrealized Gain (Loss)
Net Realized Gain (Loss) on:
Investment Securities Sold**	468,390	106,212	188,465	99,258
Affiliated Investment Companies Shares Sold	(27)	4	(3)	1
Futures	29,155	—	—	(120)
Foreign Currency Transactions	4,495	(32)	(238)	291
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	3,710,810	204,124	322,334	602,698
Affiliated Investment Companies Shares	(30)	(6)	(1)	(3)
Futures	5,251	—	—	—
Translation of Foreign Currency-Denominated Amounts	(1,694)	(657)	8	25

Net Realized and Unrealized Gain (Loss)	4,216,350	309,645	510,565	702,150

Net Increase (Decrease) in Net Assets Resulting from Operations	$4,637,313	$377,225	$573,226	$745,738

**	Net of foreign capital gain taxes withheld of $0, $0, $0 and $0, respectively.
#	Portion of income is from investment in affiliated fund.

See accompanying Notes to Financial Statements.

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THE DFA INVESTMENT TRUST COMPANY

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2021

(Amounts in thousands)

	The Continental Small Company Series#	The Canadian Small Company Series#	The Emerging Markets Series#	The Emerging Markets Small Cap Series#
Investment Income
Dividends (Net of Foreign Taxes Withheld of $21,096, $3,954, $20,102 and $14,942, respectively)	$126,316	$24,196	$162,117	$129,818
Income from Securities Lending	7,004	2,268	4,732	18,805

Total Investment Income	133,320	26,464	166,849	148,623

Expenses
Investment Management Fees	5,961	1,308	6,486	10,881
Accounting & Transfer Agent Fees	270	52	296	252
Custodian Fees.	698	75	2,262	2,743
Shareholders’ Reports.	28	15	30	30
Directors’/Trustees’ Fees & Expenses	64	15	74	61
Professional Fees	87	47	296	269
Other	229	40	234	245

Total Expenses	7,337	1,552	9,678	14,481

Fees Paid Indirectly (Note C)	8	2	49	26

Net Expenses.	7,329	1,550	9,629	14,455

Net Investment Income (Loss)	125,991	24,914	157,220	134,168

Realized and Unrealized Gain (Loss)
Net Realized Gain (Loss) on:
Investment Securities Sold**	392,015	167,819	399,802	591,471
Affiliated Investment Companies Shares Sold	2	(11)	—	(4)
Futures.	—	42	13,167	5,812
Foreign Currency Transactions	(1,344)	445	(3,699)	(3,794)
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	1,753,296	390,372	694,801	925,173
Affiliated Investment Companies Shares	(21)	(6)	(10)	(6)
Futures.	—	—	(990)	(191)
Translation of Foreign Currency-Denominated Amounts	(445)	3	(9)	(6)

Net Realized and Unrealized Gain (Loss)	2,143,503	558,664	1,103,062	1,518,455

Net Increase (Decrease) in Net Assets Resulting from Operations.	$2,269,494	$583,578	$1,260,282	$1,652,623

**	Net of foreign capital gain taxes withheld of $0, $0, $50 and $2,309, respectively.
#	Portion of income is from investment in affiliated fund.

See accompanying Notes to Financial Statements.

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THE DFA INVESTMENT TRUST COMPANY

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	The DFA International Value Series		The Japanese Small Company Series		The Asia Pacific Small Company Series
	Year Ended Oct 31, 2021	Year Ended Oct 31, 2020	Year Ended Oct 31, 2021	Year Ended Oct 31, 2020	Year Ended Oct 31, 2021	Year Ended Oct 31, 2020
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$420,963	$297,585	$67,580	$69,080	$62,661	$62,699
Net Realized Gain (Loss) on:
Investment Securities Sold*,**	468,390	(566,996)	106,212	(64,936)	188,465	(77,003)
Affiliated Investment Companies Shares Sold	(27)	72	4	(9)	(3)	(11)
Futures	29,155	40,717	—	—	—	608
Foreign Currency Transactions	4,495	3,123	(32)	228	(238)	(267)
Change in Unrealized Appreciation
(Depreciation) of:
Investment Securities and Foreign Currency	3,710,810	(2,004,930)	204,124	(116,647)	322,334	(1,299)
Affiliated Investment Companies Shares	(30)	85	(6)	9	(1)	1
Futures	5,251	(3,281)	—	—	—	—
Translation of Foreign
Currency-Denominated Amounts	(1,694)	1,379	(657)	182	8	1

Net Increase (Decrease) in Net Assets Resulting from Operations	4,637,313	(2,232,246)	377,225	(112,093)	573,226	(15,271)

Transactions in Interest:
Contributions	152,792	1,038,679	441,236	71,736	105,831	82,954
Withdrawals	(1,974,162)	(1,745,733)	(345,470)	(764,667)	(383,104)	(182,512)

Net Increase (Decrease) from Transactions in Interest	(1,821,370)	(707,054)	95,766	(692,931)	(277,273)	(99,558)

Total Increase (Decrease) in Net Assets	2,815,943	(2,939,300)	472,991	(805,024)	295,953	(114,829)
Net Assets
Beginning of Year	9,481,550	12,420,850	2,943,153	3,748,177	1,527,014	1,641,843

End of Year	$12,297,493	$9,481,550	$3,416,144	$2,943,153	$1,822,967	$1,527,014

*	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2021 of $0, $0 and $0, respectively.
**	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2020 of $0, $0 and $0, respectively.

See accompanying Notes to Financial Statements.

225

THE DFA INVESTMENT TRUST COMPANY

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	The United Kingdom Small Company Series		The Continental Small Company Series		The Canadian Small Company Series
	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	Oct 31,	Oct 31,	Oct 31,	Oct 31,	Oct 31,	Oct 31,
	2021	2020	2021	2020	2021	2020
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$43,588	$42,407	$125,991	$109,276	$24,914	$20,882
Net Realized Gain (Loss) on:
Investment Securities Sold*,**	99,258	(34,350)	392,015	92,887	167,819	(221,703)
Affiliated Investment Companies Shares Sold	1	(1)	2	(26)	(11)	(8)
Futures	(120)	(394)	—	(260)	42	—
Foreign Currency Transactions	291	(444)	(1,344)	1,299	445	(151)
Change in Unrealized Appreciation
(Depreciation) of:
Investment Securities and Foreign Currency	602,698	(329,338)	1,753,296	(384,869)	390,372	206,814
Affiliated Investment Companies Shares	(3)	4	(21)	(9)	(6)	3
Translation of Foreign Currency-Denominated Amounts	25	(381)	(445)	825	3	(2)

Net Increase (Decrease) in Net Assets Resulting from Operations	745,738	(322,497)	2,269,494	(180,877)	583,578	5,835

Transactions in Interest:
Contributions	46,399	5,810	513,046	135,156	164,451	6,817
Withdrawals	(370,643)	(484,982)	(845,380)	(959,829)	(267,504)	(190,384)

Net Increase (Decrease) from Transactions in Interest	(324,244)	(479,172)	(332,334)	(824,673)	(103,053)	(183,567)

Total Increase (Decrease) in Net Assets	421,494	(801,669)	1,937,160	(1,005,550)	480,525	(177,732)
Net Assets
Beginning of Year	1,475,782	2,277,451	4,601,945	5,607,495	970,883	1,148,615

End of Year	$1,897,276	$1,475,782	$6,539,105	$4,601,945	$1,451,408	$970,883

*	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2021 of $0, $0 and $0, respectively.
**	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2020 of $0, $0 and $0, respectively.

See accompanying Notes to Financial Statements.

226

THE DFA INVESTMENT TRUST COMPANY

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	The Emerging Markets Series		The Emerging Markets Small Cap Series
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	Oct 31,	Oct 31,	Oct 31,	Oct 31,
	2021	2020	2021	2020
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$157,220	$137,835	$134,168	$145,155
Net Realized Gain (Loss) on:
Investment Securities Sold*,**	399,802	52,822	591,471	(389,082)
Affiliated Investment Companies Shares Sold	—	(9)	(4)	(5)
Futures	13,167	20,410	5,812	16,698
Foreign Currency Transactions	(3,699)	(3,976)	(3,794)	(4,808)
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	694,801	21,823	925,173	127,570
Affiliated Investment Companies Shares	(10)	3	(6)	(2)
Futures	(990)	(366)	(191)	(512)
Translation of Foreign Currency-Denominated Amounts	(9)	(16)	(6)	(103)

Net Increase (Decrease) in Net Assets Resulting from Operations	1,260,282	228,526	1,652,623	(105,089)

Transactions in Interest:
Contributions	553,796	607,207	95,865	184,927
Withdrawals	(1,229,073)	(1,145,570)	(1,526,723)	(1,603,251)
Net Increase (Decrease) from Transactions in Interest	(675,277)	(538,363)	(1,430,858)	(1,418,324)

Total Increase (Decrease) in Net Assets	585,005	(309,837)	221,765	(1,523,413)
Net Assets
Beginning of Year	5,724,325	6,034,162	4,906,954	6,430,367

End of Year	$6,309,330	$5,724,325	$5,128,719	$4,906,954

*	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2021 of $50 and $2,309, respectively.
**	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2020 of $163 and $163, respectively.

See accompanying Notes to Financial Statements.

227

THE DFA INVESTMENT TRUST COMPANY

FINANCIAL HIGHLIGHTS

	The DFA International Value Series					The Japanese Small Company Series
	Year Ended Oct 31, 2021	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2018	Year Ended Oct 31, 2017	Year Ended Oct 31, 2021	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2018	Year Ended Oct 31, 2017
Total Return	51.09%	(18.68%)	3.60%	(8.10%)	26.53%	13.08%	(1.93%)	4.47%	(7.46%)	27.10%

Net Assets, End of Year (thousands)	$12,297,493	$9,481,550	$12,420,850	$12,153,340	$12,732,150	$3,416,144	$2,943,153	$3,748,177	$3,834,097	$3,989,049
Ratio of Expenses to Average Net Assets	0.22%	0.21%	0.21%	0.22%	0.22%	0.12%	0.13%	0.12%	0.12%	0.13%
Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly)	0.22%	0.22%	0.22%	0.22%	0.22%	0.12%	0.13%	0.12%	0.12%	0.13%
Ratio of Net Investment Income to Average Net Assets	3.50%	2.77%	3.92%	3.21%	3.33%	2.11%	2.13%	2.32%	1.90%	1.90%
Portfolio Turnover Rate	9%	12%	16%	20%	17%	11%	5%	12%	17%	13%

See page 1-2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

228

THE DFA INVESTMENT TRUST COMPANY

FINANCIAL HIGHLIGHTS

	The Asia Pacific Small Company Series					The United Kingdom Small Company Series
	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	Oct 31,	Oct 31,	Oct 31,	Oct 31,	Oct 31,	Oct 31,	Oct 31,	Oct 31,	Oct 31,	Oct 31,
	2021	2020	2019	2018	2017	2021	2020	2019	2018	2017
Total Return	38.31%	0.14%	5.27%	(8.14%)	16.21%	51.93%	(14.87%)	10.67%	(8.90%)	29.87%

Net Assets, End of Year (thousands)	$1,822,967	$1,527,014	$1,641,843	$1,730,371	$1,815,705	$1,897,276	$1,475,782	$2,277,451	$2,188,825	$2,329,912
Ratio of Expenses to Average Net Assets	0.12%	0.13%	0.13%	0.13%	0.13%	0.12%	0.12%	0.11%	0.11%	0.12%
Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly)	0.12%	0.13%	0.13%	0.13%	0.13%	0.12%	0.12%	0.12%	0.11%	0.12%
Ratio of Net Investment Income to Average Net Assets	3.42%	4.21%	4.11%	3.96%	3.82%	2.27%	2.38%	3.43%	3.23%	3.40%
Portfolio Turnover Rate	19%	18%	18%	18%	14%	12%	9%	18%	14%	9%

See page 1-2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

229

THE DFA INVESTMENT TRUST COMPANY

FINANCIAL HIGHLIGHTS

	The Continental Small Company Series					The Canadian Small Company Series
	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	Oct 31,	Oct 31,	Oct 31,	Oct 31,	Oct 31,	Oct 31,	Oct 31,	Oct 31,	Oct 31,	Oct 31,
	2021	2020	2019	2018	2017	2021	2020	2019	2018	2017
Total Return	51.24%	(2.23%)	8.43%	(10.78%)	34.27%	59.72%	6.02%	1.00%	(10.44%)	12.10%

Net Assets, End of Year (thousands)	$6,539,105	$4,601,945	$5,607,495	$5,422,260	$5,751,059	$1,451,408	$970,883	$1,148,615	$1,146,811	$1,190,222
Ratio of Expenses to Average Net Assets	0.12%	0.12%	0.12%	0.12%	0.13%	0.12%	0.12%	0.12%	0.12%	0.12%
Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly)	0.12%	0.12%	0.13%	0.12%	0.13%	0.12%	0.12%	0.12%	0.12%	0.12%
Ratio of Net Investment Income to Average Net Assets	2.11%	2.15%	2.74%	2.51%	2.33%	1.90%	2.08%	2.37%	2.11%	2.14%
Portfolio Turnover Rate	17%	8%	17%	15%	13%	27%	18%	12%	14%	22%

See page 1-2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

230

THE DFA INVESTMENT TRUST COMPANY

FINANCIAL HIGHLIGHTS

	The Emerging Markets Series					The Emerging Markets Small Cap Series
	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	Oct 31,	Oct 31,	Oct 31,	Oct 31,	Oct 31,	Oct 31,	Oct 31,	Oct 31,	Oct 31,	Oct 31,
	2021	2020	2019	2018	2017	2021	2020	2019	2018	2017
Total Return	22.22%	2.67%	11.40%	(11.83%)	25.26%	36.03%	1.25%	13.47%	(16.06%)	21.55%

Net Assets, End of Year (thousands)	$6,309,330	$5,724,325	$6,034,162	$5,469,649	$6,723,207	$5,128,719	$4,906,954	$6,430,367	$6,306,302	$7,253,457
Ratio of Expenses to Average Net Assets	0.15%	0.13%	0.14%	0.14%	0.15%	0.27%	0.25%	0.24%	0.24%	0.27%
Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly)	0.15%	0.14%	0.15%	0.14%	0.15%	0.27%	0.26%	0.25%	0.24%	0.27%
Ratio of Net Investment Income to Average Net Assets	2.42%	2.38%	3.04%	2.40%	2.23%	2.47%	2.64%	2.90%	2.77%	2.78%
Portfolio Turnover Rate	19%	22%	9%	12%	8%	16%	18%	12%	12%	15%

See page 1-2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

231

THE DFA INVESTMENT TRUST COMPANY

NOTES TO FINANCIAL STATEMENTS

A. Organization:

The DFA Investment Trust Company (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, The Trust consists of ten operational portfolios, eight of which, The DFA International Value Series, The Japanese Small Company Series, The Asia Pacific Small Company Series, The United Kingdom Small Company Series, The Continental Small Company Series, The Canadian Small Company Series, The Emerging Markets Series and The Emerging Markets Small Cap Series are included in this section of the report (collectively, the “Series”). The remaining operational portfolios are presented in separate reports. The Series are investment companies, and accordingly, follow the accounting and reporting guidance under the Financial Accounting Standards Board (“FASB”) Accounting Standards Certification (“ASC”), Topic 946, “Financial Services-Investment Companies.”

B. Significant Accounting Policies:

The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Trust in preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates, and those differences could be material.

1. Security Valuation: The Series use a fair value hierarchy, which prioritizes the inputs-to-valuation techniques used to measure fair value into three broad levels described below:

•	Level 1 – inputs are quoted prices in active markets for identical securities (including equity securities, open-end investment companies, and futures contracts)

•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Series’ own assumptions in determining the fair value of investments)

Securities held by the Series, including over-the-counter securities, are valued at the last quoted sale price of the day. International equity securities are subject to a fair value factor, as described later in this note. Securities held by the Series that are listed on Nasdaq are valued at the Nasdaq Official Closing Price (“NOCP”). If there is no last reported sale price or NOCP for the day, the Series value the securities within the range of the most recent quoted bid and ask prices. Price information on listed securities is taken from the exchange where the security is primarily traded. Generally, securities issued by open-end management investment companies are valued using their respective net asset values or public offering prices, as appropriate, for purchase orders placed at the close of the New York Stock Exchange (NYSE). These securities are generally categorized as Level 1 in the hierarchy.

Securities for which no market quotations are readily available (including restricted securities), or for which market quotations have become unreliable, are valued in good faith at fair value in accordance with procedures adopted by the Board of Trustees of the Trust. Fair value pricing may also be used if events that have a significant effect on the value of an investment (as determined in the discretion of Dimensional Fund Advisors LP) occur before the net asset value of the Series is calculated. When fair value pricing is used, the prices of securities used by the Series may differ from the quoted or published prices for the same securities on their primary markets or exchanges. These securities are generally categorized as Level 2 or Level 3 in the hierarchy.

232

The Series will also apply a fair value price in the circumstances described below. Generally, trading in foreign securities markets is completed each day at various times prior to the close of the NYSE. For example, trading in the Japanese securities markets is completed each day at the close of the Tokyo Stock Exchange (normally, 2:00 a.m. ET), which is fourteen hours before the close of the NYSE (normally, 4:00 p.m. ET) and the time that the net asset values of the Series are computed. Due to the time differences between the closings of the relevant foreign securities exchanges and the time the Series price their shares at the close of the NYSE, the Series will fair-value their foreign investments when it is determined that the market quotations for the foreign investments are either unreliable or not readily available. The fair value prices will attempt to reflect the impact of the U.S. financial markets’ perceptions and trading activities on the Series’ foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Trustees of the Series has determined that movements in relevant indices or other appropriate market indicators, after the close of the Tokyo Stock Exchange or the London Stock Exchange, demonstrate that market quotations may be unreliable. Fair valuation of portfolio securities may occur on a daily basis. The fair value pricing by the Series uses data furnished by an independent pricing service (and that data draws upon, among other information, the market values of foreign investments). When a Series uses fair value pricing, the values assigned to the Series’ foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges. These securities are generally categorized as Level 2 in the hierarchy.

Futures contracts held by the Series are valued using the settlement price established each day on the exchange on which they are traded. These valuations are generally categorized as Level 1 in the hierarchy.

Over-the-counter derivative contracts, which include forward currency contracts, do not require material subjectivity as pricing inputs are observed from quoted markets and are categorized as Level 2 in the hierarchy.

A summary of the inputs used to value the Series’ investments by each major security type, industry and/or country is disclosed previously in this note. Valuation hierarchy tables have been included at the end of the Summary Schedules of Portfolio Holdings. The methodology or inputs used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

2. Foreign Currency Translation: Securities and other assets and liabilities of the Series, whose values are initially expressed in foreign currencies are translated to U.S. dollars using the mean between the most recent bid and ask prices for the U.S. dollar as quoted by generally recognized reliable sources. To facilitate the translation, the Series enter into foreign currency contracts. A foreign currency contract is a spot agreement between two parties to buy and sell currencies at current market exchange rates, for settlement generally within two business days. Dividend and interest income and certain expenses are translated to U.S. dollars at the rate of exchange on their respective accrual dates. Receivables and payables denominated in foreign currencies are marked-to-market daily based on daily exchange rates and exchange gains or losses are realized upon ultimate receipt or disbursement.

The Series do not isolate the effect of foreign currency rate fluctuations when determining the realized gain or loss upon the sale or maturity of foreign currency-denominated debt obligations pursuant to U.S. Federal income tax regulations; such amounts are categorized as foreign exchange gain or loss for income tax reporting purposes.

Realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates of securities transactions, and the difference between amounts of interest, dividends and any foreign withholding taxes recorded on the books of the Series and the U.S. dollar equivalent amounts actually received or paid.

3. Deferred Compensation Plan: Each eligible Trustee of the Trust may elect to participate in the Fee Deferral Plan for Independent Directors and Trustees (the “Plan”). Under the Plan, effective January 1, 2002, such Trustees may defer payment of all or a portion of their total fees earned as a Trustee. These deferred amounts may be treated as though such amounts had been invested in shares of the following funds: the U.S. Large Cap Value Portfolio, U.S. Core Equity 1 Portfolio, U.S. Large Company Portfolio, U.S. Vector Equity Portfolio, U.S. Micro Cap Portfolio, DFA International Value Portfolio, International Core Equity Portfolio, Emerging Markets Portfolio, Emerging Markets Core Equity Portfolio, DFA Inflation-Protected Securities Portfolio, and/or DFA Two-Year Global Fixed Income Portfolio. Contributions made under the Plan and the change in unrealized appreciation (depreciation) and income are included in Directors’/ Trustees’ Fees & Expenses.

233

The Trustees may receive their distributions of proceeds by one of the following methods: lump sum, annual installments over a period of agreed-upon years, or quarterly installments over a period of agreed-upon years. Each Trustee shall have the right in a notice of election (the “Notice”) to defer the receipt of the Trustee’s deferred compensation until a date specified by such Trustee in the Notice. The date may not be sooner than the earlier of: (i) the first business day of January following the year in which such Trustee ceases to be a member of the Board of Trustees of the Trust; and (ii) five years following the effective date of the Trustee’s first deferral election. If a Trustee who elects to defer fees fails to designate in the Notice a time or date as of which payment of the Trustee’s deferred fee account shall commence, payment of such amount shall commence as of the first business day of January following the year in which the Trustee ceases to be a member of the Board (unless the Trustee files an amended Notice selecting a different distribution date).

4. Other: Security transactions are accounted for as of the trade date. Costs used in determining realized gains and losses on the sale of investment securities and foreign currency are accounted for on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions received on securities and that represent a return of capital or capital gains are recorded as a reduction of cost of investments or as a realized gain, respectively. The Series estimate the character of received distributions that may be considered return of capital distributions. Interest income is recorded on an accrual basis. Discount and premium on securities purchased are amortized over the lives of the respective securities, using the effective interest method. Expenses directly attributable to a Series are directly charged. Common expenses of the Trust or Series are allocated using methods approved by the Board of Trustees, generally based on average net assets.

The Series may be subject to taxes imposed by countries in which they invest with respect to their investments in issuers existing or operating in such countries. Such taxes are generally based on income earned or repatriated and capital gains realized on the sale of such investments. The Series accrue such taxes when the related income or capital gains are earned or throughout the holding period. Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales earned by foreign investors. Additionally, if there is a deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The Emerging Markets Series and The Emerging Markets Small Cap Series are subject to tax on short-term and long-term capital gains for investments in India. Such taxes are accrued on a daily basis and due upon sale of individual securities.

C. Investment Advisor:

The Advisor, Dimensional Fund Advisors LP, provides investment management services to the Series. For the year ended October 31, 2021, investment management fees were accrued daily and paid monthly to the Advisor based on the following effective annual rates of average daily net assets:

The DFA International Value Series	0.20%
The Japanese Small Company Series	0.10%
The Asia Pacific Small Company Series	0.10%
The United Kingdom Small Company Series	0.10%
The Continental Small Company Series	0.10%
The Canadian Small Company Series	0.10%
The Emerging Markets Series	0.10%
The Emerging Markets Small Cap Series	0.20%

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Earned Income Credit:

Additionally, the Series have entered into arrangements with their custodian whereby net interest earned on uninvested cash balances was used to reduce a portion of the Series’ custody expenses. Custody expense in the accompanying financial statements is presented before reduction for credits. The impact of such credits is generally less than one basis point of each Series’ net assets. During the year ended October 31, 2021, expenses reduced were as follows (amounts in thousands):

Fees Paid
Indirectly
The DFA International Value Series	$70
The Japanese Small Company Series	3
The Asia Pacific Small Company Series	1
The United Kingdom Small Company Series	1
The Continental Small Company Series	8
The Canadian Small Company Series	2
The Emerging Markets Series	49
The Emerging Markets Small Cap Series	26

Fees Paid to Officers and Directors/Trustees:

Certain Officers and Trustees of the Advisor are also Officers and Trustees of the Trust; however, such Officers and Trustees (with the exception of the Chief Compliance Officer (“CCO”)) receive no compensation from the Trust. For the year ended October 31, 2021, the total related amounts paid by the Trust to the CCO were $26 (in thousands). The total related amounts paid by each of the Series are included in Other Expenses on the Statements of Operations.

D. Deferred Compensation:

As of October 31, 2021, the total liability for deferred compensation to Trustees is included in Accrued Expenses and Other Liabilities on the Statements of Assets and Liabilities as follows (amounts in thousands):

The DFA International Value Series	$389
The Japanese Small Company Series	101
The Asia Pacific Small Company Series	52
The United Kingdom Small Company Series	62
The Continental Small Company Series	141
The Canadian Small Company Series	32
The Emerging Markets Series	176
The Emerging Markets Small Cap Series	150

E. Purchases and Sales of Securities:

For the year ended October 31, 2021, the Series’ transactions related to investment securities, other than short-term securities, in-kind redemptions and U.S. Government securities (amounts in thousands), were as follows:

	Purchases	Sales
The DFA International Value Series	$1,057,912	$2,455,633
The Japanese Small Company Series	$508,748	$350,428
The Asia Pacific Small Company Series	$343,076	$514,881
The United Kingdom Small Company Series	$217,918	$364,730
The Continental Small Company Series	$966,589	$1,164,474
The Canadian Small Company Series	$347,529	$402,802
The Emerging Markets Series	$1,231,500	$1,751,073
The Emerging Markets Small Cap Series	$846,765	$2,091,552

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There were no purchases or sales of long-term U.S. government securities.

For the year ended October 31, 2021, transactions related to Affiliated Investment Companies, excluding in-kind redemptions, are presented below.

The amounts presented below may differ from the respective amounts presented in the corresponding Summary Schedule of Portfolio Holdings, Statement of Assets and Liabilities or Statement of Operations due to rounding. The amounts are as follows (amounts in thousands):

					Change in
				Net Realized	Unrealized
	Balance at	Purchases	Proceeds	Gain/(Loss)	Appreciation/	Balance at	Shares as of	Dividend	Capital Gain
	October 31, 2020	at Cost	from Sales	on Sales	Depreciation	October 31, 2021	October 31, 2021	Income	Distributions
The DFA International Value Series
The DFA Short Term Investment Fund	$264,011	$5,234,731	$5,003,332	$(27)	$(30)	$495,353	42,814	$372	—

Total	$264,011	$5,234,731	$5,003,332	$(27)	$(30)	$495,353	42,814	$372	—

The Japanese Small Company Series
The DFA Short Term Investment Fund	$57,849	$466,337	$462,694	$4	$(6)	$61,490	5,315	$39	—

Total	$57,849	$466,337	$462,694	$4	$(6)	$61,490	5,315	$39	—

The Asia Pacific Small Company Series
The DFA Short Term Investment Fund	$42,048	$240,238	$241,675	$(3)	$(1)	$40,607	3,510	$26	—

Total	$42,048	$240,238	$241,675	$(3)	$(1)	$40,607	3,510	$26	—

The United Kingdom Small Company Series
The DFA Short Term Investment Fund	$31,246	$119,684	$135,297	$1	$(3)	$15,631	1,351	$17	—

Total	$31,246	$119,684	$135,297	$1	$(3)	$15,631	1,351	$17	—

The Continental Small
Company Series
The DFA Short Term Investment Fund	$324,418	$1,169,762	$1,196,890	$2	$(21)	$297,271	25,693	$188	—

Total	$324,418	$1,169,762	$1,196,890	$2	$(21)	$297,271	25,693	$188	—

The Canadian Small Company Series
The DFA Short Term Investment Fund	$146,332	$1,107,263	$977,163	$(11)	$(6)	$276,415	23,891	$126	—

Total	$146,332	$1,107,263	$977,163	$(11)	$(6)	$276,415	23,891	$126	—

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					Change in
				Net Realized	Unrealized
	Balance at	Purchases	Proceeds	Gain/(Loss)	Appreciation/	Balance at	Shares as of	Dividend	Capital Gain
	October 31, 2020	at Cost	from Sales	on Sales	Depreciation	October 31, 2021	October 31, 2021	Income	Distributions
The Emerging Markets Series
The DFA Short Term Investment Fund	$86,837	$576,356	$555,298	—	$(10)	$107,885	9,325	$57	—

Total	$86,837	$576,356	$555,298	—	$(10)	$107,885	9,325	$57	—

The Emerging Markets Small Cap Series
The DFA Short Term Investment Fund	$122,611	$544,541	$523,962	$(4)	$(6)	$143,180	12,375	$90	—

Total	$122,611	$544,541	$523,962	$(4)	$(6)	$143,180	12,375	$90	—

F. Federal Income Taxes:

No provision for federal income taxes is required since the Series are treated as partnerships for federal income tax purposes. Any net investment income and realized and unrealized gains and losses have been deemed to have been “passed down” to their respective partners.

As of October 31, 2021, the total cost and aggregate gross unrealized appreciation (depreciation) of securities for federal income tax purposes were different from amounts reported for financial reporting purposes, as follows (amounts in thousands):

				Net
				Unrealized
	Federal	Unrealized	Unrealized	Appreciation
	Tax Cost	Appreciation	(Depreciation)	(Depreciation)
The DFA International Value Series	$10,742,970	$2,741,089	$(895,956)	$1,845,133
The Japanese Small Company Series	3,036,953	763,330	(350,827)	412,503
The Asia Pacific Small Company Series	1,685,638	452,057	(277,883)	174,174
The United Kingdom Small Company Series	1,501,097	609,599	(207,176)	402,423
The Continental Small Company Series	4,892,350	2,378,869	(461,485)	1,917,384
The Canadian Small Company Series	1,375,270	436,055	(86,829)	349,226
The Emerging Markets Series	3,848,753	2,821,339	(269,763)	2,551,576
The Emerging Markets Small Cap Series	4,224,484	1,705,745	(656,617)	1,049,128

The difference between GAAP-basis and tax-basis unrealized gains (losses) is can occur as a result of wash sales and net mark to market gains (losses) on regulated futures contracts, net mark-to-market gain/loss on foreign currency contracts, and differences in the tax treatment of passive foreign investment company investments.

ASC 740 Accounting for Uncertainty in Income Taxes sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed the Series’ tax positions and has concluded that no additional provision for income tax is required in any Series’ financial statements. The Series are not aware of any tax positions for which it is more likely than not that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Series’ federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

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G. Financial Instruments:

In accordance with the Series’ investment objectives and policies, the Series may invest in certain financial instruments that have off-balance sheet risk in excess of the amounts recognized in the financial statements and concentrations of credit and market risk. These instruments and their significant corresponding risks are described below:

1. Foreign Market Risks: Investments in foreign markets may involve certain considerations and risks not typically associated with investments in the United States of America, including the possibility of future political and economic developments and the level of foreign governmental supervision and regulation of foreign securities markets. These markets are generally smaller, less liquid and more volatile than the major securities markets in the United States of America. Consequently, acquisition and disposition of international securities held by the Series may be inhibited.

Series that have significant exposure to certain countries, such as The United Kingdom Small Company Series that concentrates investments in the United Kingdom, can be expected to be impacted by the political and economic conditions within such countries. For example, there is continuing uncertainty around the future of the euro and the European Union (EU) following the United Kingdom’s (UK) exit from the EU (referred to as “Brexit”). Brexit may cause greater market volatility and illiquidity, currency fluctuations, deterioration in economic activity, a decrease in business confidence, and increased likelihood of a recession in the UK. While it is not possible to determine the precise impact these events may have on the Series, during this period and beyond, the impact on the UK, EU countries, other countries or parties that transact with the UK and EU, and the broader global economy could be significant and could adversely affect the value and liquidity of the Series’ investments.

Derivative Financial Instruments:

Summarized below are the specific types of derivative instruments used by the Series.

2. Futures Contracts: The Series listed below may purchase or sell futures contracts and options on futures contracts for equity securities and indices to increase or decrease market exposure based on actual or expected cash inflows to or outflows from the Series. Upon entering into a futures contract, a Series deposits cash or pledges U.S. Government securities to a broker in an amount equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Series as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Series records a realized gain or loss, which is presented in the Statements of Operations as a net realized gain or loss on futures, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Risks may arise upon entrance into futures contracts from potential imperfect price correlations between the futures contracts and the underlying securities, from the possibility of an illiquid secondary market for these instruments and from the possibility that the Series could lose more than the initial margin requirements. Entering into stock index futures subjects the Series to equity price risk from those futures contracts. Counterparty credit risk related to exchange-traded futures is minimal because the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

Securities have been segregated as collateral for open futures contracts.

The average volume (based on the open positions at each fiscal month-end) of derivative activity for the year ended October 31, 2021 was as follows (amounts in thousands):

Futures*
The DFA International Value Series	$94,192
The Canadian Small Company Series	143
The Emerging Markets Series	66,202
The Emerging Markets Small Cap Series	$36,430

*	Average Notional Value of futures contracts

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The following is a summary of the Series’ derivative instrument holdings categorized by primary risk exposure as of October 31, 2021 (amounts in thousands):

	Asset Derivatives Value
	Total Value
	at	Equity
	October 31, 2021	Contracts*,(1)
The DFA International Value Series	$3,015	$3,015
The Emerging Markets Series	392	392
The Emerging Markets Small Cap Series	54	54

	Liability Derivatives Value
	Total Value
	at	Equity
	October 31, 2021	Contracts (2)
The Emerging Markets Series	$(1,344)	$(1,344)

(1)	Presented on Statements of Assets and Liabilities as Receivables or Payables: Futures Margin Variation.
(2)	Presented on Statements of Assets and Liabilities as Receivables or Payables: Futures Margin Variation.
*	Includes cumulative appreciation (depreciation) of futures contracts. Only current day’s margin variation is reported within the Statements of Assets and Liabilities.

The following is a summary of the realized and change in unrealized gains and losses from the Series’ derivative instrument holdings categorized by primary risk exposure for the year ended October 31, 2021 (amounts in thousands):

	Realized Gain (Loss) on
	Derivatives
		Equity
	Total	Contracts (1)
The DFA International Value Series	$29,155	$29,155
The United Kingdom Small Company Series	(120)	(120	)*
The Canadian Small Company Series	42	42	*
The Emerging Markets Series	13,167	13,167
The Emerging Markets Small Cap Series	5,812	5,812

	Change in Unrealized Appreciation
	(Depreciation) on Derivatives
		Equity
	Total	Contracts (2)
The DFA International Value Series	$5,251	$5,251
The Emerging Markets Series	(990)	(990)
The Emerging Markets Small Cap Series	(191)	(191)

(1)	Presented on Statements of Operations as Net Realized Gain (Loss) on: Futures.
(2)	Presented on Statements of Operations as Change in Unrealized Appreciation (Depreciation) of: Futures.
*	As of October 31, 2021, there were no futures contracts outstanding. During the year ended October 31, 2021, the Series had limited activity in futures contracts.

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H. Line of Credit and Interfund Lending Program:

The Trust, together with other Dimensional-advised portfolios, has entered into a $500 million uncommitted, unsecured discretionary line of credit effective April 7, 2021, with its domestic custodian bank. A line of credit with similar terms was in effect through April 7, 2021. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The agreement for the line of credit expires on April 6, 2022.

The Trust, together with other Dimensional-advised portfolios, has also entered into an additional $700 million unsecured line of credit with its international custodian bank effective January 2, 2021. A line of credit with similar terms was in effect through January 2, 2021. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $700 million in the aggregate. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The line of credit agreement expires on January 1, 2022.

For the year ended October 31, 2021, borrowings by the following Series under the lines of credit were as follows (amounts in thousands, except percentages and days):

	Weighted	Weighted	Number of	Interest	Maximum Amount	Outstanding
	Average	Average	Days	Expense	Borrowed During	Borrowings
	Interest Rate	Loan Balance	Outstanding*	Incurred	the Period	as of 10/31/2021
The DFA International Value Series	0.84%	$9,260	30	$7	$24,333	$11,495
The Japanese Small Company Series	0.84%	6,222	15	2	13,135	—
The Asia Pacific Small Company Series	0.83%	2,110	53	3	30,520	—
The United Kingdom Small Company Series	0.84%	168	8	—	578	—
The Continental Small Company Series	0.83%	44	1	—	44	—
The Canadian Small Company Series	0.83%	1,329	4	—	4,792	—
The Emerging Markets Series	0.84%	7,027	13	2	16,724	—
The Emerging Markets Small Cap Series	0.83%	11,697	24	6	38,728	26,817

*	Number of Days Outstanding represents the total single or consecutive days during the year ended October 31, 2021, that each Series’ available line of credit was used.

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Pursuant to an exemptive order issued by the SEC (the “Order”), the Series may participate in an interfund lending program among certain portfolios managed by the Advisor (portfolios that operate as feeder funds do not participate in the program). The program allows the participating portfolios to borrow money from and loan money to each other for temporary or emergency purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending portfolios as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a portfolio may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice.

For the year ended October 31, 2021, activity by the Series under the interfund lending program was as follows (amounts in thousands, except percentages and days):

		Weighted	Weighted	Number of	Interest	Maximum Amount	Outstanding
	Borrower or	Average	Average Loan	Days	Expense/	Borrowed/Loaned	Borrowings
	Lender	Interest Rate	Balance	Outstanding*	Income	During the Period	as of 10/31/2021
The DFA International Value Series	Borrower	0.44%	$58,886	1	$1	$58,886	—
The Asia Pacific Small Company Series	Borrower	0.41%	49,458	2	1	53,238	—

*	Number of Days Outstanding represents the total of single or consecutive days during the year ended October 31, 2021 that the Series’ utilized the interfund lending program.

I. Affiliated Trades:

Cross trades for the year ended October 31, 2021, if any, were executed by the Series pursuant to procedures adopted by the Board of Trustees of the Trust to ensure compliance with Rule 17a-7 under the Investment Company Act of 1940 (the “1940 Act”). Cross trading is the buying or selling of portfolio securities between series of investment companies, or between a series of an investment company and another entity, that are or could be considered affiliates by virtue of a common investment advisor (or affiliated investment advisors), common Trustees and/or common Officers. At its regularly scheduled meetings, the CCO certifies to the Board that the 17a-7 transactions entered into by the Series complied with the Rule 17a-7 Procedures adopted by the Board of Trustees of the Trust.

For the year ended October 31, 2021, cross trades by the Series under Rule 17a-7 were as follows (amounts in thousands):

Series	Purchases	Sales	Realized Gain (Loss)
The DFA International Value Series	$139,462	$107,328	$1,830
The Japanese Small Company Series	34,237	17,480	3,830
The Asia Pacific Small Company Series	6,846	57,762	28,154
The United Kingdom Small Company Series	30,321	22,619	5,186
The Continental Small Company Series	32,712	81,693	28,056
The Canadian Small Company Series	24,127	76,420	23,603
The Emerging Markets Series	15,292	3,269	413
The Emerging Markets Small Cap Series	1,244	21,122	7,251

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J. Securities Lending:

As of October 31, 2021, each Series had securities on loan to brokers/dealers, for which each such Series received cash collateral. The Series also received non-cash collateral consisting of short- and/or long-term U.S. Treasuries and U.S. government agency securities as follows (amounts in thousands):

Non-Cash
Collateral
Market
Value
The DFA International Value Series	$30,754
The Japanese Small Company Series	74,105
The Asia Pacific Small Company Series	113,646
The Continental Small Company Series	14,824
The Canadian Small Company Series	8,455
The Emerging Markets Series	176,351
The Emerging Markets Small Cap Series	554,856

Each Series invests the cash collateral, as described below, and records a liability for the return of the collateral, during the period the securities are on loan. Loans of securities are expected at all times to be secured by collateral in an amount (i) equal to at least 100% of the current market value of the loaned securities with respect to securities of the U.S. government or its agencies, (ii) generally equal to 102% of the current market value of the loaned securities with respect to U.S. securities, and (iii) generally equal to 105% of the current market value of the loaned securities with respect to foreign securities. However, daily market fluctuations could cause the Series’ collateral to be lower or higher than the expected thresholds. If this were to occur, the collateral would be adjusted the next business day to ensure adequate collateralization. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. If the borrower fails to return loaned securities, cash collateral being maintained by the borrower is insufficient to cover the value of loaned securities, and such collateral insufficiency is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series or, at the option of the lending agent, to replace the securities. In the event of the bankruptcy of the borrower, the Series could experience delay in recovering the loaned securities or only recover cash or a security of equivalent value.

Subject to their stated investment policies, each Series will generally invest the cash collateral received for the loaned securities in The DFA Short Term Investment Fund (the “Money Market Series”), an affiliated registered money market fund advised by the Advisor for which the Advisor receives a management fee of 0.05% of the average daily net assets of the Money Market Series. Income received from the Money Market Series is netted with fees for securities lending and collateral investment expenses and with other payments to and from borrowers of securities. The Series also may invest the cash collateral received for the loaned securities in securities of the U.S. government or its agencies, repurchase agreements collateralized by securities of the U.S. government or its agencies, and affiliated or unaffiliated money market funds that are registered or unregistered. For purposes of this paragraph, agencies include both agency debentures and agency mortgage-backed securities. Additionally, each Series will be able to terminate the loan at any time and will receive reasonable interest on the loan, as well as amounts equal to any dividends, interest or, other distributions on the loaned securities. However, dividend income received from loaned securities may not be eligible for taxation at qualified dividend income rates.

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The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of October 31, 2021 (amounts in thousands):

	Remaining Contractual Maturity of the Agreements As of October 31, 2021
	Overnight and		Between
	Continuous	<30 days	30 & 90 days	>90 days	Total
Securities Lending Transactions
The DFA International Value Series
Common Stocks	$495,235	—	—	—	$495,235
The Japanese Small Company Series
Common Stocks	61,522	—	—	—	61,522
The Asia Pacific Small Company Series
Common Stocks	40,608	—	—	—	40,608
The United Kingdom Small Company Series
Common Stocks	15,631	—	—	—	15,631
The Continental Small Company Series
Common Stocks, Rights/Warrants	297,321	—	—	—	297,321
The Canadian Small Company Series
Common Stocks, Rights/Warrants	276,415	—	—	—	276,415
The Emerging Markets Series
Common Stocks	107,898	—	—	—	107,898
The Emerging Markets Small Cap Series
Common Stocks	143,144	—	—	—	143,144

K. Indemnitees; Contractual Obligations:

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust.

In the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnification. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust and/or its affiliates that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

L. Recently Issued Accounting Standards and Regulations:

In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. In January 2021, the FASB issued ASU No. 2021-01, with further amendments to Topic 848. The amendments in the ASUs provide optional temporary accounting recognition and financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the LIBOR and other interbank-offered based reference rates as of the end of 2021 and 2023. The ASUs are effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management has reviewed the requirements and believes the adoption of these ASUs will not have a material impact on the Series’ financial statements.

In October 2020, the SEC adopted new regulations governing the use of derivatives by registered investment companies. Rule 18f-4 (the “Derivatives Rule”) imposes limits on the amount of derivatives contracts the Series could enter, eliminate the asset segregation framework currently used by the Series to comply with Section 18 of the 1940 Act, and require funds whose use of derivatives is more than a limited specified exposure to establish and maintain a derivatives risk management program and appoint a derivatives risk manager. The Derivatives Rule became effective February 19, 2021 and the Series are required to comply on August 19, 2022. Management is currently evaluating the effect, if any, the Derivatives Rule will have on the Series.

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On December 3, 2020, the SEC adopted new Rule 2a-5 (the “Valuation Rule”) under the Investment Company Act of 1940, establishing an updated regulatory framework for fund valuation. The Valuation Rule, in part, provides a framework for good faith fair value determination and permits a Board to designate fair value determinations to a fund’s investment adviser. Further, the SEC is rescinding previously issued guidance on related issues. The Valuation Rule became effective on March 8, 2021, with a compliance date of September 8, 2022. Management is currently evaluating the Valuation Rule and its effect on the Series.

M. Coronavirus (COVID-19) Pandemic:

The ongoing outbreak of the novel coronavirus, COVID-19, has resulted, at times, in market closures, market volatility, liquidity constraints and increased trading costs. Efforts to contain the spread of COVID-19 have resulted in global travel restrictions and disruptions of healthcare systems, business operations and supply chains, layoffs, reduced consumer demand, defaults and credit rating downgrades, and other significant economic impacts. The effects of COVID-19 have impacted global economic activity and may heighten pre-existing political, social and economic risks, domestically or globally. The full impact of the COVID-19 pandemic is unpredictable and may adversely affect a Series’ performance.

N. Other:

The Series and the Trust are subject to claims and suits that arise from time to time in the ordinary course of business (for example, ongoing claw back litigation against former shareholders of portfolio companies that filed for bankruptcy, such as The Tribune Company and Nine West). Although management currently believes that resolving claims against the Series and the Trust, individually or in aggregate, will not have a material adverse impact on the Series’ and the Trust’s financial position, results of operations, or cash flows, these matters are subject to inherent uncertainties and management’s view of these matters may change in the future.

On June 3, 2021, President Biden issued an Executive Order titled ”Addressing the Threat from Securities Investments that Finance Certain Companies of the People’s Republic of China” (the “Order”). Effective on August 2, 2021, the Order restricts investment in certain companies identified as “Chinese Military Industrial Complex Companies” (CMICs) by the Office of Foreign Asset Control, an agency of the Department of Treasury and the Department of Defense. As of July 27, 2021, the Series have divested of all publicly traded securities identified as CMIC’s listed in the Order.

O. Subsequent Event Evaluations:

Management has evaluated the impact of all subsequent events on the Series through the date on which the financial statements were issued and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of The DFA Investment Trust Company and Shareholders of The DFA International Value Series, The Japanese Small Company Series, The Asia Pacific Small Company Series, The United Kingdom Small Company Series, The Continental Small Company Series, The Canadian Small Company Series, The Emerging Markets Series and The Emerging Markets Small Cap Series

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the summary schedules of portfolio holdings, of The DFA International Value Series, The Japanese Small Company Series, The Asia Pacific Small Company Series, The United Kingdom Small Company Series, The Continental Small Company Series, The Canadian Small Company Series, The Emerging Markets Series and The Emerging Markets Small Cap Series (eight of the series constituting The DFA Investment Trust Company, hereafter collectively referred to as the “Series”) as of October 31, 2021, the related statements of operations for the year ended October 31, 2021, the statements of changes in net assets for each of the two years in the period ended October 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Series as of October 31, 2021, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2021, and each of the financial highlights for each of the five years in the period ended October 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Series’ management. Our responsibility is to express an opinion on the Series’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Series in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2021 by correspondence with the custodian, brokers and transfer agent of the investee fund; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
December 22, 2021

We have served as the auditor of one or more investment companies in Dimensional Fund Advisors L.P.

investment company group since 1981.

245

DIMENSIONAL EMERGING MARKETS VALUE FUND

PERFORMANCE CHARTS

(Unaudited)

Dimensional Emerging Markets Value Fund vs.
MSCI Emerging Markets Index (net dividends)
October 31, 2011-October 31, 2021

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MSCI data © MSCI 2021, all rights reserved.

246

MANAGEMENT’S DISCUSSION AND ANALYSIS

International Equity Market Review	12 Months Ended October 31, 2021

Performance of non-U.S. developed markets was positive for the period. As measured by the MSCI World ex USA indices, small-cap stocks outperformed large-cap stocks, and mid-cap stocks, a subset of the large-cap universe, underperformed large-cap stocks and small-cap stocks. Value stocks outperformed growth stocks as measured by the MSCI World ex USA indices.

12 Months Ended October 31, 2021

Return in U.S. Dollars
MSCI World ex USA Index	35.59%
MSCI World ex USA Mid Cap Index	31.20%
MSCI World ex USA Small Cap Index	37.19%
MSCI World ex USA Value Index	40.88%
MSCI World ex USA Growth Index	30.25%

For the 12 Months Ended October 31, 2021, the U.S. dollar appreciated against some non-U.S. developed markets currencies and depreciated against others. Overall, currency movements did not have a material overall impact on the U.S. dollar-denominated returns of developed markets.

12 Months Ended October 31, 2021

Ten Largest Foreign Developed Markets by Market Cap	Local Return	Return in U.S. Dollars
Japan	30.75%	19.88%
United Kingdom	35.57%	43.72%
Canada	38.56%	49.05%
France	48.30%	47.33%
Switzerland	28.36%	28.75%
Germany	33.47%	32.60%
Australia	27.93%	36.82%
Netherlands	60.71%	59.67%
Sweden	40.26%	45.36%
Hong Kong	18.26%	17.91%

Source: Returns are of MSCI standard indices net of foreign withholding taxes on dividends. Copyright MSCI 2021, all rights reserved.

Emerging markets had positive performance for the period but underperformed both U.S. and non-U.S. developed markets. As measured by the MSCI Emerging Markets indices, small-cap stocks outperformed large-cap stocks, and mid-cap stocks, a subset of the large-cap universe, outperformed large-cap stocks but underperformed small-cap stocks. Value stocks outperformed growth stocks as measured by the MSCI Emerging Markets indices.

247

12 Months Ended October 31, 2021

Return in U.S. Dollars
MSCI Emerging Markets Index	16.96%
MSCI Emerging Markets Mid Cap Index	31.20%
MSCI Emerging Markets Small Cap Index	44.29%
MSCI Emerging Markets Value Index	28.31%
MSCI Emerging Markets Growth Index	7.38%

For the 12 Months Ended October 31, 2021, the U.S. dollar depreciated against some emerging markets currencies and appreciated against others. Overall, currency movements had a positive impact on the U.S. dollar denominated returns of emerging markets.

12 Months Ended October 31, 2021

Ten Largest Emerging Markets by Market Cap	Local Return	Return in U.S. Dollars
China	-9.52%	-9.21%
Taiwan	38.36%	42.32%
Korea	27.78%	24.08%
India	51.78%	50.21%
Russia	64.53%	81.80%
Brazil	10.38%	12.91%
Saudi Arabia	56.07%	56.04%
South Africa	18.16%	26.32%
Mexico	42.35%	47.44%
Thailand	34.75%	26.57%

Source: Returns are of MSCI standard indices net of foreign withholding taxes on dividends. Copyright MSCI 2021, all rights reserved.

For Portfolios investing in non-U.S. equities traded outside of the U.S. market time zone, differences in the valuation timing and methodology between a Portfolio and its benchmark index may impact relative performance over the referenced period. The Portfolios price foreign exchange rates at the closing of the U.S. market, while their benchmark indices use rates at 4 p.m. London time. The Portfolios also may use fair value pricing to price certain portfolio securities at the closing of the U.S. market, while benchmark indices may use local market closing prices. For the one-year period ended October 31, 2021, these differences generally detracted from the Portfolios’ relative performance.

Dimensional Emerging Markets Value Fund

The Dimensional Emerging Markets Value Fund invests in value stocks of large and small companies in emerging markets. The investment strategy is process driven, emphasizing broad diversification with increased exposure to stocks with smaller market capitalizations, lower relative price (value), and higher-profitability within the value segment of emerging markets. As of October 31, 2021, the Fund held approximately 3,260 securities in 22 eligible emerging markets. Average cash exposure throughout the year was less than 1% of the Fund’s assets.

248

For the 12 months ended October 31, 2021, total returns were 35.69% for the Fund and 16.96% for the MSCI Emerging Markets Index (net dividends), the Fund’s benchmark. The Fund’s focus on low relative price (value) stocks contributed positively to performance relative to the style-neutral benchmark, as value stocks outperformed high relative price (growth) stocks in emerging markets for the period. With small-cap stocks outperforming large-cap stocks, the Fund’s inclusion of small-caps also contributed positively to performance relative to the benchmark, which is composed primarily of large-and mid-cap stocks.

249

DIMENSIONAL EMERGING MARKETS VALUE FUND

DISCLOSURE OF FUND EXPENSES

(Unaudited)

The following Expense Table is shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports, among others. Operating expenses and legal and audit services, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs, in dollars, of investing in the fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrates your fund’s costs in two ways.

Actual Fund Return

This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and “Expenses Paid During Period” reflects the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 =7.5), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes

This section is intended to help you compare your fund’s costs with those of other mutual funds. The hypothetical “Ending Account Value” and “Expenses Paid During Period” are derived from the fund’s actual expense ratio and an assumed 5% annual return before expenses. In this case, because the return used is not the fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% annual return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs, if applicable. The “Annualized Expense Ratio” represents the actual expenses for the six-month period indicated.

250

DISCLOSURE OF FUND EXPENSES

CONTINUED

Six Months Ended October 31, 2021

EXPENSE TABLE

	Beginning	Ending		Expenses
	Account	Account	Annualized	Paid
	Value	Value	Expense	During
	05/01/21	10/31/21	Ratio (1)	Period (1)
Dimensional Emerging Markets Value Fund
Actual Fund Return
Institutional Class Shares	$1,000.00	$1,001.30	0.14%	$0.71
Hypothetical 5% Annual Return
Institutional Class Shares	$1,000.00	$1,024.50	0.14%	$0.71

(1)

Expenses are equal to the fund’s annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (184), then divided by the number of days in the year (365) to reflect the six-month period.

251

DIMENSIONAL EMERGING MARKETS VALUE FUND

DISCLOSURE OF PORTFOLIO HOLDINGS

(Unaudited)

The SEC requires that all funds file a complete Schedule of Investments with the SEC for their first and third fiscal quarters as an exhibit to their reports on Form N-PORT. For the Dimensional Emerging Markets Value Fund, this would be for the fiscal quarters ending January 31 and July 31. Such Form N-PORT filing must be made within 60 days of the end of the quarter. Dimensional Emerging Markets Value Fund filed its most recent Form N-PORT with the SEC on September 24, 2021. They are available upon request, without charge, by calling collect: (512) 306-7400; by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, TX 78746; by visiting the SEC’s website at http://www.sec.gov; or by visiting the SEC’s Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference Room).

SEC regulations permit a fund to include in its reports to shareholders a “Summary Schedule of Portfolio Holdings” in lieu of a full Schedule of Investments. The Summary Schedule of Portfolio Holdings reports the fund’s 50 largest holdings in unaffiliated issuers and any investments that exceed one percent of the fund’s net assets at the end of the reporting period. The regulations also require that the Summary Schedule of Portfolio Holdings identify each category of investments that are held.

A fund is required to file a complete Schedule of Investments with the SEC on Form N-CSR within ten days after mailing the annual and semi-annual reports to shareholders. It will be available upon request, without charge, by calling collect: (512) 306-7400; by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, TX 78746; or by visiting the SEC’s website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The SEC requires that all funds present their categories of portfolio holdings in a table, chart, or graph format in their annual and semi-annual shareholder reports, whether or not a Schedule of Investments is used. The following table, which presents portfolio holdings as a percentage of total investments before short-term investments and collateral for loaned securities, is provided in compliance with this requirement. The categories shown below represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Dimensional Emerging Markets Value Fund
Communication Services	3.2%
Consumer Discretionary	9.5%
Consumer Staples	3.0%
Energy	10.9%
Financials	27.4%
Health Care	2.5%
Industrials	8.9%
Information Technology	12.8%
Materials	14.8%
Real Estate	5.2%
Utilities	1.8%

100.0%

252

DIMENSIONAL EMERGING MARKETS VALUE FUND

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2021

	Shares	Value»	Percentage of Net Assets‡
COMMON STOCKS — (97.8%)
BRAZIL — (3.4%)
Petroleo Brasileiro SA	9,916,353	$48,617,153	0.4%
Petroleo Brasileiro SA, Sponsored ADR	10,919,479	104,936,193	0.8%
Petroleo Brasileiro SA, Sponsored ADR	5,515,017	54,157,467	0.4%
Vale SA	10,579,377	134,233,887	1.0%
Other Securities		120,799,198	0.8%

TOTAL BRAZIL		462,743,898	3.4%

CHILE — (0.5%)
Other Securities		70,623,150	0.5%

CHINA — (30.6%)
* Alibaba Group Holding Ltd.	7,316,900	150,454,912	1.1%
* Baidu, Inc., Sponsored ADR	883,875	143,399,880	1.1%
Bank of China Ltd., Class H	301,203,817	106,596,497	0.8%
China Construction Bank Corp., Class H	434,536,101	295,736,876	2.2%
China Merchants Bank Co. Ltd., Class H	14,808,500	124,097,280	0.9%
China Overseas Land & Investment Ltd.	22,666,000	49,991,125	0.4%
China Resources Land Ltd.	20,648,000	80,227,147	0.6%
Geely Automobile Holdings Ltd.	26,250,000	91,104,288	0.7%
Industrial & Commercial Bank of China Ltd., Class H	297,483,996	163,069,444	1.2%
PetroChina Co. Ltd., Class H	130,158,000	62,755,344	0.5%
Ping An Insurance Group Co. of China Ltd., Class H	20,578,500	147,398,227	1.1%
* Trip.com Group Ltd., ADR	1,765,245	50,415,397	0.4%
Other Securities		2,708,705,626	20.0%

TOTAL CHINA		4,173,952,043	31.0%

COLOMBIA — (0.1%)
Other Securities		11,699,835	0.1%

CZECH REPUBLIC — (0.2%)
Other Securities		20,436,623	0.1%

GREECE — (0.2%)
Other Securities		33,803,657	0.2%

HONG KONG — (0.2%)
Other Securities		22,760,338	0.2%

HUNGARY — (0.3%)
Other Securities		33,993,976	0.2%

INDIA — (13.7%)
* Axis Bank Ltd.	6,005,724	60,004,333	0.5%
Hindalco Industries Ltd.	9,969,863	61,983,738	0.5%
ICICI Bank Ltd., Sponsored ADR	4,454,789	94,218,784	0.7%
Larsen & Toubro Ltd.	2,297,590	54,714,019	0.4%
Mahindra & Mahindra Ltd.	3,949,734	46,836,219	0.4%
Reliance Industries Ltd.	12,484,013	424,273,319	3.2%
* Tata Motors Ltd.	10,754,335	69,290,039	0.5%
Wipro Ltd.	6,193,725	53,697,022	0.4%

253

DIMENSIONAL EMERGING MARKETS VALUE FUND

CONTINUED

	Shares	Value»	Percentage of Net Assets‡
INDIA — (Continued)
Other Securities		$1,007,058,880	7.3%

TOTAL INDIA		1,872,076,353	13.9%

INDONESIA — (1.5%)
Other Securities		209,741,386	1.6%

MALAYSIA — (1.8%)
Other Securities		250,499,529	1.9%

MEXICO — (2.2%)
Grupo Financiero Banorte SAB de CV, Class O	7,711,601	48,746,251	0.4%
# Grupo Mexico SAB de CV, Class B	10,518,496	46,093,778	0.3%
Other Securities		211,683,812	1.6%

TOTAL MEXICO		306,523,841	2.3%

PHILIPPINES — (0.9%)
Other Securities		127,693,242	0.9%

POLAND — (0.8%)
Other Securities		115,707,174	0.9%

QATAR — (0.3%)
Other Securities		40,558,271	0.3%

RUSSIA — (1.8%)
Gazprom PJSC, Sponsored ADR	10,367,186	101,731,786	0.8%
Lukoil PJSC, Sponsored ADR	1,075,422	109,618,672	0.8%
Other Securities		29,314,846	0.2%

TOTAL RUSSIA		240,665,304	1.8%

SAUDI ARABIA — (2.9%)
Saudi Basic Industries Corp.	2,016,628	69,505,998	0.5%
Other Securities		322,547,739	2.4%

TOTAL SAUDI ARABIA		392,053,737	2.9%

SOUTH AFRICA — (3.9%)
# Impala Platinum Holdings Ltd.	3,660,330	47,373,273	0.4%
* MTN Group Ltd.	10,241,812	91,839,637	0.7%
Standard Bank Group Ltd.	5,188,666	45,978,959	0.4%
Other Securities		351,087,730	2.5%

TOTAL SOUTH AFRICA		536,279,599	4.0%

SOUTH KOREA — (13.3%)
Hana Financial Group, Inc.	1,405,990	54,214,720	0.4%
Hyundai Mobis Co. Ltd.	210,611	45,527,571	0.4%
Hyundai Motor Co.	370,785	66,316,913	0.5%
# KB Financial Group, Inc., ADR	2,468,636	118,667,332	0.9%
Kia Corp.	939,529	68,559,621	0.5%
LG Electronics, Inc.	571,652	59,139,613	0.5%
POSCO, Sponsored ADR	903,713	57,168,884	0.4%
Samsung Electronics Co. Ltd.	1,978,003	118,429,200	0.9%
SK Hynix, Inc.	1,675,156	147,665,948	1.1%

254

DIMENSIONAL EMERGING MARKETS VALUE FUND

CONTINUED

	Shares	Value»	Percentage of Net Assets‡
SOUTH KOREA — (Continued)
Other Securities		$1,076,561,111	7.9%

TOTAL SOUTH KOREA		1,812,250,913	13.5%

TAIWAN — (16.4%)
# Asustek Computer, Inc.	3,854,000	48,999,039	0.4%
Cathay Financial Holding Co. Ltd.	40,739,459	84,921,085	0.6%
China Steel Corp.	56,678,320	68,334,569	0.5%
CTBC Financial Holding Co. Ltd.	97,262,073	81,219,569	0.6%
# Fubon Financial Holding Co. Ltd.	33,386,173	88,253,766	0.7%
Hon Hai Precision Industry Co. Ltd.	41,463,192	160,061,938	1.2%
# United Microelectronics Corp.	51,490,681	106,893,309	0.8%
Yuanta Financial Holding Co. Ltd.	52,178,994	46,381,015	0.4%
Other Securities		1,550,689,307	11.4%

TOTAL TAIWAN		2,235,753,597	16.6%

THAILAND — (1.9%)
PTT PCL	54,395,500	63,112,386	0.5%
Other Securities		189,042,273	1.4%

TOTAL THAILAND		252,154,659	1.9%

TURKEY — (0.5%)
Other Securities		68,937,335	0.5%

UNITED ARAB EMIRATES — (0.4%)
Other Securities		51,284,572	0.4%

UNITED KINGDOM — (0.0%)
Other Security		365,499	0.0%

TOTAL COMMON STOCKS		13,342,558,531	99.1%

PREFERRED STOCKS — (0.5%)
BRAZIL — (0.5%)
Petroleo Brasileiro SA	3,992,173	19,275,437	0.2%
Other Securities		41,769,061	0.3%

TOTAL BRAZIL		61,044,498	0.5%

COLOMBIA — (0.0%)
Other Securities		5,176,859	0.0%

PHILIPPINES — (0.0%)
Other Security		763,348	0.0%

SOUTH KOREA — (0.0%)
Other Security		622,023	0.0%

TOTAL PREFERRED STOCKS		67,606,728	0.5%

RIGHTS/WARRANTS — (0.0%)
TAIWAN — (0.0%)
Other Securities		13,477	0.0%

255

DIMENSIONAL EMERGING MARKETS VALUE FUND

CONTINUED

	Shares	Value»	Percentage of Net Assets‡
THAILAND — (0.0%)
Other Securities		$1,659,369	0.0%

TOTAL RIGHTS/WARRANTS		1,672,846	0.0%

TOTAL INVESTMENT SECURITIES (Cost $10,418,045,683)		13,411,838,105

		Value†
SECURITIES LENDING COLLATERAL — (1.7%)
@§ The DFA Short Term Investment Fund	19,568,415	226,406,566	1.7%

TOTAL INVESTMENTS—(100.0%) (Cost $10,644,400,920)		$13,638,244,671	101.3%

As of October 31, 2021, Dimensional Emerging Markets Value Fund had entered into the following outstanding futures contracts:

Description	Number of Contracts	Expiration Date	Notional Value	Market Value	Unrealized Appreciation (Depreciation)
Long Position Contracts:
E-Mini MSCI Emerging Markets Index	650	12/17/21	$41,972,669	$41,015,000	$(957,669)
S&P 500® Emini Index	441	12/17/21	99,955,617	101,363,850	1,408,233

Total Futures Contracts			$141,928,286	$142,378,850	$450,564

Summary of the Fund’s investments as of October 31, 2021, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Brazil	$462,743,898	—	—	$462,743,898
Chile	6,785,587	$63,837,563	—	70,623,150
China	342,832,593	3,793,625,614	$37,493,836	4,173,952,043
Colombia	11,699,835	—	—	11,699,835
Czech Republic	—	20,436,623	—	20,436,623
Greece	—	33,803,657	—	33,803,657
Hong Kong	5,675,428	17,004,977	79,933	22,760,338
Hungary	—	33,993,976	—	33,993,976
India	106,915,810	1,765,125,436	35,107	1,872,076,353
Indonesia	—	208,895,122	846,264	209,741,386
Malaysia	—	250,498,909	620	250,499,529
Mexico	298,694,923	7,828,918	—	306,523,841
Philippines	—	127,678,949	14,293	127,693,242
Poland	—	115,707,174	—	115,707,174
Qatar	—	40,558,271	—	40,558,271
Russia	23,870,525	216,794,779	—	240,665,304
Saudi Arabia	—	392,053,737	—	392,053,737
South Africa	57,637,480	478,642,119	—	536,279,599
South Korea	241,252,129	1,570,035,853	962,931	1,812,250,913
Taiwan	27,564,991	2,207,844,782	343,824	2,235,753,597
Thailand	252,154,659	—	—	252,154,659
Turkey	—	68,937,335	—	68,937,335

256

DIMENSIONAL EMERGING MARKETS VALUE FUND

CONTINUED

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3		Total
United Arab Emirates	—	$51,284,572	—		$51,284,572
United Kingdom	—	365,499	—		365,499
Preferred Stocks
Brazil	$61,025,151	19,347	—		61,044,498
Colombia	5,176,859	—	—		5,176,859
Philippines	—	763,348	—		763,348
South Korea	—	622,023	—		622,023
Rights/Warrants
Taiwan	—	13,477	—		13,477
Thailand	—	1,659,369	—		1,659,369
Securities Lending Collateral	—	226,406,566	—		226,406,566
Futures Contracts**	450,564	—	—		450,564

TOTAL	$1,904,480,432	$11,694,437,995	$39,776,808	^	$13,638,695,235

**	Valued at the unrealized appreciation/(depreciation) on the investment.
^	A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the reporting period in relation to net assets.

See accompanying Notes to Financial Statements.

257

DIMENSIONAL EMERGING MARKETS VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES

OCTOBER 31, 2021

(Amounts in thousands)

Dimensional Emerging Markets Value Fund
ASSETS:
Investment Securities at Value (including $662,761 of securities on loan)*	$13,411,838
Collateral from Securities on Loan Invested in Affiliate at Value (including cost of $226,355)	226,407
Segregated Cash for Futures Contracts	7,443
Foreign Currencies at Value	46,301
Cash	75,386
Receivables:
Investment Securities Sold	27,645
Dividends, Interest and Tax Reclaims	10,195
Securities Lending Income	1,505
Unrealized Gain on Foreign Currency Contracts	3

Total Assets	13,806,723

LIABILITIES:
Payables:
Upon Return of Securities Loaned	226,403
Investment Securities Purchased	10,710
Due to Advisor	1,166
Futures Margin Variation	2,819
Deferred Taxes Payable	76,748
Accrued Expenses and Other Liabilities	19,172

Total Liabilities	337,018

NET ASSETS	$13,469,705

Investment Securities at Cost	$10,418,046

Foreign Currencies at Cost	$45,724

*	See Note I in the Notes to Financial Statements for additional information about securities lending collateral.

See accompanying Notes to Financial Statements.

258

DIMENSIONAL EMERGING MARKETS VALUE FUND

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2021

(Amounts in thousands)

Dimensional Emerging Markets Value Fund#
Investment Income
Dividends (Net of Foreign Taxes Withheld of $61,245)	$485,227
Income from Securities Lending	14,542

Total Investment Income	499,769

Expenses
Investment Management Fees	14,688
Accounting & Transfer Agent Fees	674
Custodian Fees	4,569
Shareholders’ Reports	37
Directors’/Trustees’ Fees & Expenses	165
Professional Fees	493
Other	752

Total Expenses	21,378

Fees Paid Indirectly (Note C)	65

Net Expenses	21,313

Net Investment Income (Loss)	478,456

Realized and Unrealized Gain (Loss)
Net Realized Gain (Loss) on:
Investment Securities Sold**	651,370
Affiliated Investment Companies Shares Sold	(2)
Futures	40,443
Foreign Currency Transactions	(4,609)
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	3,305,387
Affiliated Investment Companies Shares	(21)
Futures	840
Translation of Foreign Currency-Denominated Amounts	12

Net Realized and Unrealized Gain (Loss)	3,993,420

Net Increase (Decrease) in Net Assets Resulting from Operations	$4,471,876

**	Net of foreign capital gain taxes withheld of $12,230.
#	Portion of income is from investment in affiliated fund.

See accompanying Notes to Financial Statements.

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DIMENSIONAL EMERGING MARKETS VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	Dimensional Emerging Markets Value Fund
	Year Ended Oct 31, 2021	Year Ended Oct 31, 2020
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$478,456	$482,213
Net Realized Gain (Loss) on:
Investment Securities Sold*,**	651,370	(1,060,455)
Affiliated Investment Companies Shares Sold	(2)	—
Futures	40,443	32,312
Foreign Currency Transactions	(4,609)	(13,373)
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	3,305,387	(1,145,339)
Affiliated Investment Companies Shares	(21)	14
Futures	840	(3,697)
Translation of Foreign Currency-Denominated Amounts	12	(40)

Net Increase (Decrease) in Net Assets Resulting from Operations	4,471,876	(1,708,365)

Transactions in Interest:
Contributions	568,216	916,139
Withdrawals	(4,440,642)	(3,763,616)

Net Increase (Decrease) from Transactions in Interest	(3,872,426)	(2,847,477)

Total Increase (Decrease) in Net Assets	599,450	(4,555,842)
Net Assets
Beginning of Year	12,870,255	17,426,097

End of Year	$13,469,705	$12,870,255

*	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2021 of $12,230.
**	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2020 of $370.

See accompanying Notes to Financial Statements.

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DIMENSIONAL EMERGING MARKETS VALUE FUND

FINANCIAL HIGHLIGHTS

	Dimensional Emerging Markets Value Fund
	Year Ended Oct 31, 2021	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2018	Year Ended Oct 31, 2017
Total Return	35.69%	(9.41%)	5.24%	(9.06%)	24.89%

Net Assets, End of Year (thousands)	$13,469,705	$12,870,255	$17,426,097	$16,684,907	$19,612,211
Ratio of Expenses to Average Net Assets	0.14%	0.14%	0.13%	0.14%	0.16%
Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly)	0.14%	0.14%	0.15%	0.14%	0.16%
Ratio of Net Investment Income to Average Net Assets	3.26%	3.25%	2.95%	2.78%	2.64%
Portfolio Turnover Rate	14%	20%	14%	13%	14%

See page 1-2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

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DIMENSIONAL EMERGING MARKETS VALUE FUND

NOTES TO FINANCIAL STATEMENTS

A. Organization:

Dimensional Emerging Markets Value Fund (the “Fund”) is an open-end management investment company registered under the Investment Company Act of 1940. The Fund meets the definition as an investment company and follows the accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Certification (“ASC”) Topic 946, “Financial Services-Investment Companies.” The Fund consists of one series.

B. Significant Accounting Policies:

The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Fund in preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates, and those differences could be material.

1. Security Valuation: The Fund uses a fair value hierarchy, which prioritizes the inputs-to-valuation techniques used to measure fair value into three broad levels described below:

•	Level 1 – inputs are quoted prices in active markets for identical securities (including equity securities, open-end investment companies, and futures contracts)

•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Securities held by the Fund, including over-the-counter securities, are valued at the last quoted sale price of the day. International equity securities are subject to a fair value factor, as described later in this note.

Securities held by the Fund that are listed on Nasdaq are valued at the Nasdaq Official Closing Price (“NOCP”). If there is no last reported sale price or NOCP for the day, the Fund values the securities within the range of the most recent quoted bid and ask prices. Price information on listed securities is taken from the exchange where the security is primarily traded. Generally, securities issued by open-end management investment companies are valued using their respective net asset values or public offering prices, as appropriate, for purchase orders placed at the close of the New York Stock Exchange (NYSE). These securities are generally categorized as Level 1 in the hierarchy.

Securities for which no market quotations are readily available (including restricted securities), or for which market quotations have become unreliable, are valued in good faith at fair value in accordance with procedures adopted by the Board of Trustees of the Fund. Fair value pricing may also be used if events that have a significant effect on the value of an investment (as determined in the discretion of Dimensional Fund Advisors LP) occur before the net asset value of the Fund is calculated. When fair value pricing is used, the prices of securities used by the Fund may differ from the quoted or published prices for the same securities on their primary markets or exchanges. These securities are generally categorized as Level 2 or Level 3 in the hierarchy.

The Fund will also apply a fair value price in the circumstances described below. Generally, trading in foreign securities markets is completed each day at various times prior to the close of the NYSE. For example, trading in the Japanese securities markets is completed each day at the close of the Tokyo Stock Exchange (normally, 2:00 a.m. ET), which is fourteen hours before the close of the NYSE (normally, 4:00 p.m. ET) and the time at which the net asset value of the Fund is computed. Due to the time differences between the closings of the relevant foreign securities exchanges and the pricing of the Fund’s shares (at the close of the NYSE), the Fund will fair-value its foreign

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investments when it is determined that the market quotations for the foreign investments are either unreliable or not readily available. The fair value prices will attempt to reflect the impact of the U.S. financial markets’ perceptions and trading activities on the Fund’s foreign investments since the last calculated closing prices of the foreign investments on their primary foreign securities markets or exchanges. For these purposes, the Board of Trustees of the Fund has determined that movements in relevant indices or other appropriate market indicators, after the close of the Tokyo Stock Exchange or the London Stock Exchange, demonstrate that market quotations may be unreliable. Fair valuation of portfolio securities may occur on a daily basis. The fair value pricing by the Fund uses data furnished by an independent pricing service (and that data draws upon, among other information, the market values of foreign investments). When the Fund uses fair value pricing, the values assigned to the Fund’s foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges. These securities are generally categorized as Level 2 in the hierarchy.

Futures contracts held by the Fund are valued using the settlement price established each day on the exchange on which they are traded. These valuations are generally categorized as Level 1 in the hierarchy.

A summary of the inputs used to value the Fund’s investments by each major security type, industry and/or country is disclosed previously in this note. A valuation hierarchy table has been included at the end of the Summary Schedule of Portfolio Holdings. The methodology or inputs used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

2. Foreign Currency Translation: Securities and other assets and liabilities of the Fund whose values are initially expressed in foreign currencies are translated to U.S. dollars using the mean between the most recent bid and ask prices for the U.S. dollar as quoted by generally recognized reliable sources. To facilitate the translation, the Fund enters into foreign currency contracts. A foreign currency contract is a spot agreement between two parties to buy and sell currencies at current market exchange rates, for settlement generally within two business days. Dividend and interest income and certain expenses are translated to U.S. dollars at the rate of exchange on their respective accrual dates. Receivables and payables denominated in foreign currencies are marked-to-market daily based on daily exchange rates and exchange gains or losses are realized upon ultimate receipt or disbursement. The Fund does not isolate the effect of foreign exchange rate fluctuations from the effect of fluctuations in the market prices of securities, whether realized or unrealized.

Realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates of securities transactions, and the difference between amounts of interest, dividends and any foreign withholding taxes recorded on the books of the Fund and the U.S. dollar equivalent amounts actually received or paid.

3. Deferred Compensation Plan: Each eligible Trustee of the Fund may elect to participate in the Fee Deferral Plan for Independent Directors and Trustees (the “Plan”). Under the Plan, effective January 1, 2002, such Trustees may defer payment of all or a portion of their total fees earned as a Trustee. These deferred amounts may be treated as though such amounts had been invested in shares of the following funds: the U.S. Large Cap Value Portfolio, U.S. Core Equity 1 Portfolio, U.S. Large Company Portfolio, U.S. Vector Equity Portfolio, U.S. Micro Cap Portfolio, DFA International Value Portfolio, International Core Equity Portfolio, Emerging Markets Portfolio, Emerging Markets Core Equity Portfolio, DFA Inflation-Protected Securities Portfolio, and/or DFA Two-Year Global Fixed Income Portfolio. Contributions made under the Plan and the change in unrealized appreciation (depreciation) and income are included in Directors’/ Trustees’ Fees & Expenses. As of October 31, 2021, the total liability for deferred compensation to Trustees is included in Accrued Expenses and Other Liabilities on the Statement of Assets and Liabilities in the amount of $591 (in thousands).

The Trustees may receive their distributions of proceeds by one of the following methods: lump sum, annual installments over a period of agreed-upon years, or quarterly installments over a period of agreed-upon years. Each Trustee shall have the right in a notice of election (the “Notice”) to defer the receipt of the Trustee’s deferred compensation until a date specified by such Trustee in the Notice. The date may not be sooner than the earlier of: (i) the first business day of January following the year in which such Trustee ceases to be a member of the Board of Trustees of the Fund; and (ii) five years following the effective date of the Trustee’s first deferral election. If a Trustee who elects to defer fees fails to designate in the Notice a time or date as of which payment of the Trustee’s deferred fee account shall commence, payment of such amount shall commence as of the first business day of January following the year in which the Trustee ceases to be a member of the Board (unless the Trustee files an amended Notice selecting a different distribution date).

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4. Other: Security transactions are accounted for as of the trade date. Costs used in determining realized gains and losses on the sale of investment securities and foreign currency are accounted for on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments or as a realized gain, respectively. The Fund estimates the character of received distributions that may be considered return of capital distributions. Interest income is recorded on an accrual basis. Expenses directly attributable to the Fund are directly charged. The Fund may be subject to taxes imposed by countries in which it invests, with respect to its investments in issuers existing or operating in such countries. Such taxes are generally based on income earned or repatriated and capital gains realized on the sale of such investments. The Fund accrues such taxes when the related income or capital gains are earned or throughout the holding period. Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales earned by foreign investors. Additionally, if there is a deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The Fund’s investments in Chile are subject to governmental taxes on investment income. Such taxes are due when currencies are repatriated from the country. The Fund accrues for taxes on income as the income is earned. The Fund is subject to tax on short-term and long-term capital gains for investments in India. Such taxes are accrued on a daily basis and due upon sale of individual securities.

C. Investment Advisor:

The Advisor, Dimensional Fund Advisors LP, provides investment management services to the Fund.

For the year ended October 31, 2021, the Fund’s investment management fee was accrued daily and paid monthly to the Advisor based on the following effective annual rate of average daily net assets:

Dimensional Emerging Markets Value Fund	0.10%

Earned Income Credit:

Additionally, the Fund has entered into arrangements with its custodian whereby net interest earned on uninvested cash balances was used to reduce a portion of the Fund’s custody expense. Custody expense in the accompanying financial statements is presented before reduction for credits. The impact of such credits is generally less than one basis point of the Fund’s net assets. During the year ended October 31, 2021, expenses reduced were the following (amount in thousands):

Fees Paid
Indirectly
Dimensional Emerging Markets Value Fund	$65

Fees Paid to Officers and Directors/Trustees:

Certain Officers and Trustees of the Advisor are also Officers and Trustees of the Fund; however, such Officers and Trustees (with the exception of the Chief Compliance Officer (“CCO”)) receive no compensation from the Fund. For the year ended October 31, 2021, the total related amounts paid by the Fund to the CCO were $5 (in thousands) and are included in Other Expenses on the Statement of Operations.

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D. Purchases and Sales of Securities:

For the year ended October 31, 2021, the Fund’s transactions related to investment securities, other than short-term securities, in-kind redemptions and U.S. Government securities (amounts in thousands), were as follows:

	Purchases	Sales
Dimensional Emerging Markets Value Fund	$2,003,796	$5,334,734

There were no purchases or sales of long-term U.S. government securities.

For the year ended October 31, 2021, transactions related to Affiliated Investment Companies, excluding in-kind redemptions, are presented below.

The amounts presented below may differ from the respective amounts presented in the corresponding Summary Schedule of Portfolio Holdings, Statement of Assets and Liabilities or Statement of Operations due to rounding. The amounts are as follows (amounts in thousands):

					Change in
				Net Realized	Unrealized
	Balance at	Purchases	Proceeds	Gain/(Loss)	Appreciation/	Balance at	Shares as of	Dividend	Capital Gain
	October 31, 2020	at Cost	from Sales	on Sales	Depreciation	October 31, 2021	October 31, 2021	Income	Distributions
Dimensional Emerging Markets Value Fund
The DFA Short Term Investment Fund	$229,226	$1,309,995	$1,312,791	$(2)	$(21)	$226,407	19,568	$160	—

Total	$229,226	$1,309,995	$1,312,791	$(2)	$(21)	$226,407	19,568	$160	—

E. Federal Income Taxes:

No provision for federal income taxes is required since the Fund is treated as a partnership for federal income tax purposes. Any net investment income and realized and unrealized gains and losses have been deemed to have been “passed down” to their respective partners.

As of October 31, 2021, the total cost and aggregate gross unrealized appreciation (depreciation) of securities for federal income tax purposes were different from amounts reported for financial reporting purposes, as follows (amounts in thousands):

				Net
				Unrealized
	Federal	Unrealized	Unrealized	Appreciation
	Tax Cost	Appreciation	(Depreciation)	(Depreciation)
Dimensional Emerging Markets Value Fund	$10,816,386	$4,113,515	$(1,291,651)	$2,821,864

The difference between GAAP-basis and tax basis unrealized gains (losses) can occur as a result of wash sales and net mark-to-market gains (losses) on regulated futures contracts, net mark--to-market gains (losses) on foreign currency contracts, and differences in tax treatment of passive foreign investment company instruments.

ASC 740 Accounting for Uncertainty in Income Taxes sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed the Fund’s tax positions and has concluded that no additional provision for income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is more likely than not that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

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F. Financial Instruments:

In accordance with the Fund’s investment objective and policies, the Fund may invest in certain financial instruments that have off-balance sheet risk in excess of the amounts recognized in the financial statements and concentrations of credit and market risk. These instruments and their significant corresponding risks are described below:

1. Foreign Market Risks: Investments in foreign markets may involve certain considerations and risks not typically associated with investments in the United States of America, including the possibility of future political and economic developments and the level of foreign governmental supervision and regulation of foreign securities markets. These markets are generally smaller, less liquid and more volatile than the major securities markets in the United States of America. Consequently, acquisition and disposition of securities held by the Fund may be inhibited.

Derivative Financial Instruments:

Summarized below are the specific types of derivative instruments used by the Fund.

2. Futures Contracts: The Fund may purchase or sell futures contracts and options on futures contracts for foreign or U.S. equity securities and indices, to increase or decrease market exposure based on actual or expected cash inflows to or outflows from the Fund. Upon entering into a futures contract, the Fund deposits cash or pledges U.S. government securities to a broker in an amount equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss, which is presented in the Statement of Operations as a net realized gain or loss on futures, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Risks may arise upon entrance into futures contracts from potential imperfect price correlations between the futures contracts and the underlying securities or indices, from the possibility of an illiquid secondary market for these instruments and from the possibility that the Fund could lose more than the initial margin requirements. Entering into stock index futures subjects the Fund to equity price risk from those futures contracts. Counterparty credit risk related to exchange-traded futures is minimal because the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

Securities have been segregated as collateral for open futures contracts.

The average volume (based on the open positions at each fiscal month-end) of derivative activity for the year ended October 31, 2021 was as follows (amount in thousands):

Futures*
Dimensional Emerging Markets Value Fund	$92,928

*	Average Notional Value of futures contracts

The following is a summary of the Fund’s derivative instrument holdings categorized by primary risk exposure as of October 31, 2021 (amounts in thousands):

	Asset Derivatives Value
	Total Value
	at	Equity
	October 31, 2021	Contracts*,(1)
Dimensional Emerging Markets Value Fund	$1,408	$1,408

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	Liability Derivatives Value
	Total Value
	at	Equity
	October 31, 2021	Contracts (2)
Dimensional Emerging Markets Value Fund	$(958)	$(958)

(1)	Presented on Statement of Assets and Liabilities as Receivables or Payables: Futures Margin Variation.
(2)	Presented on Statement of Assets and Liabilities as Receivables or Payables: Futures Margin Variation.
*	Includes cumulative appreciation (depreciation) of futures contracts. Only current day’s margin variation is reported within the Statement of Assets and Liabilities.

The following is a summary of the realized and change in unrealized gains and losses from the Fund’s derivative instrument holdings categorized by primary risk exposure for the year ended October 31, 2021 (amounts in thousands):

	Realized Gain (Loss) on Derivatives
		Equity
	Total	Contracts (1)
Dimensional Emerging Markets Value Fund	$40,443	$40,443

	Change in Unrealized Appreciation
	(Depreciation) on Derivatives
		Equity
	Total	Contracts (2)
Dimensional Emerging Markets Value Fund	$840	$840

(1)	Presented on Statement of Operations as Net Realized Gain (Loss) on: Futures.
(2)	Presented on Statement of Operations as Change in Unrealized Appreciation (Depreciation) of: Futures.

G. Line of Credit and Interfund Lending Program:

The Fund, together with other Dimensional-advised portfolios, has entered into a $500 million uncommitted, unsecured discretionary line of credit effective April 7, 2021, with its domestic custodian bank. A line of credit with similar terms was in effect through April 7, 2021. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The agreement for the line of credit expires on April 6, 2022.

The Fund, together with other Dimensional-advised portfolios, has also entered into an additional $700 million unsecured line of credit with its international custodian bank effective January 2, 2021. A line of credit with similar terms was in effect through January 2, 2021. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $700 million in the aggregate. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The line of credit agreement expires on January 1, 2022.

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For the year ended October 31, 2021, borrowings by the Fund under the lines of credit were as follows (amounts in thousands, except percentages and days):

	Weighted Average Interest Rate	Weighted Average Loan Balance	Number of Days Outstanding*	Interest Expense Incurred	Maximum Amount Borrowed During the Period	Outstanding Borrowings as of 10/31/2021
Dimensional Emerging Markets Value Fund	0.83%	$13,109	23	$10	$36,558	—

*	Number of Days Outstanding represents the total of single or consecutive days during the year ended October 31, 2021, that the Fund’s available line of credit was used.

Pursuant to an exemptive order issued by the SEC (the “Order”), the Fund may participate in an interfund lending program among certain portfolios managed by the Advisor (portfolios that operate as feeder funds do not participate in the program). The program allows the participating portfolios to borrow money from and loan money to each other for temporary or emergency purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending portfolios as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a portfolio may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice.

For the year ended October 31, 2021, activity by the Fund under the interfund lending program was as follows (amounts in thousands, except percentages and days):

	Borrower or Lender	Weighted Average Interest Rate	Weighted Average Loan Balance	Number of Days Outstanding*	Interest Expense/ Income	Maximum Amount Borrowed/Loaned During the Period	Outstanding Borrowings as of 10/31/2021
Dimensional Emerging Markets Value Fund	Borrower	0.43%	$77,031	4	$4	$93,288	—

*	Number of Days Outstanding represents the total of single or consecutive days during the year ended October 31, 2021 that the Fund utilized the interfund lending program.

H. Affiliated Trades:

Cross trades for the year ended October 31, 2021, if any, were executed by the Fund pursuant to procedures adopted by the Board of Trustees of the Fund to ensure compliance with Rule 17a-7 under the Investment Company Act of 1940 (the “1940 Act”). Cross trading is the buying or selling of portfolio securities between series of investment companies, or between a series of an investment company and another entity, that are or could be considered affiliates by virtue of a common investment advisor (or affiliated investment advisors), common Trustees and/or common Officers. At its regularly scheduled meetings, the CCO certifies to the Board that the 17a-7 transactions entered into by the Fund complied with the Rule 17a-7 Procedures adopted by the Board of Trustees of the Fund.

For the year ended October 31, 2021, cross trades by the Fund under Rule 17a-7 were as follows (amounts in thousands):

Portfolio	Purchases	Sales	Realized Gain (Loss)
Dimensional Emerging Markets Value Fund	$2,162	$1,166	$(355)

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I. Securities Lending:

As of October 31, 2021, the Fund had securities on loan to brokers/dealers, for which the Fund received cash collateral. The Fund also received non-cash collateral consisting of short- and/or long-term U.S. Treasuries and U.S. government agency securities as follows (amount in thousands):

Non-Cash Collateral Market Value
Dimensional Emerging Markets Value Fund	$603,359

The Fund invests the cash collateral, as described below, and records a liability for the return of the collateral, during the period the securities are on loan. Loans of securities are expected at all times to be secured by collateral in an amount (i) equal to at least 100% of the current market value of the loaned securities with respect to securities of the U.S. government or its agencies, (ii) generally equal to 102% of the current market value of the loaned securities with respect to U.S. securities, and (iii) generally equal to 105% of the current market value of the loaned securities with respect to foreign securities. However, daily market fluctuations could cause the Fund’s collateral to be lower or higher than the expected thresholds. If this were to occur, the collateral would be adjusted the next business day to ensure adequate collateralization. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. If the borrower fails to return loaned securities, cash collateral being maintained by the borrower is insufficient to cover the value of loaned securities, and such collateral insufficiency is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund or, at the option of the lending agent, to replace the securities. In the event of the bankruptcy of the borrower, the Fund could experience delay in recovering the loaned securities or only recover cash or a security of equivalent value.

Subject to its stated investment policies, the Fund will generally invest the cash collateral received for the loaned securities in The DFA Short Term Investment Fund (the “Money Market Series”), an affiliated registered money market fund advised by the Advisor for which the Advisor receives a management fee of 0.05% of the average daily net assets of the Money Market Series. Income received from the Money Market Series is netted with fees for securities lending and collateral investment expenses and with other payments to and from borrowers of securities. The Fund also may invest the cash collateral received for the loaned securities in securities of the U.S. government or its agencies, repurchase agreements collateralized by securities of the U.S. government or its agencies, and affiliated or unaffiliated money market funds that are registered or unregistered. For purposes of this paragraph, agencies include both agency debentures and agency mortgage-backed securities. Additionally, the Fund will be able to terminate the loan at any time and will receive reasonable interest on the loan, as well as amounts equal to any dividends, interest or, other distributions on the loaned securities. However, dividend income received from loaned securities may not be eligible for taxation at qualified dividend income rates.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of October 31, 2021 (amounts in thousands):

	Remaining Contractual Maturity of the Agreements As of October 31, 2021
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
Dimensional Emerging Markets Value Fund
Common Stocks	$226,403	—	—	—	$226,403

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J. Indemnitees; Contractual Obligations:

Under the Fund’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund.

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

K. Recently Issued Accounting Standards and Regulations:

In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. In January 2021, the FASB issued ASU No. 2021-01, with further amendments to Topic 848. The amendments in the ASUs provide optional temporary accounting recognition and financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the LIBOR and other interbank-offered based reference rates as of the end of 2021 and 2023. The ASUs are effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management has reviewed the requirements and believes the adoption of these ASUs will not have a material impact on the Fund’s financial statements.

In October 2020, the SEC adopted new regulations governing the use of derivatives by registered investment companies. Rule 18f-4 (the “Derivatives Rule”) imposes limits on the amount of derivatives contracts the Fund could enter, eliminate the asset segregation framework currently used by the Fund to comply with Section 18 of the 1940 Act, and require funds whose use of derivatives is more than a limited specified exposure to establish and maintain a derivatives risk management program and appoint a derivatives risk manager. The Derivatives Rule became effective February 19, 2021 and the Fund is required to comply on August 19, 2022. Management is currently evaluating the effect, if any, the Derivatives Rule will have on the Fund.

On December 3, 2020, the SEC adopted new Rule 2a-5 (the “Valuation Rule”) under the Investment Company Act of 1940, establishing an updated regulatory framework for fund valuation. The Valuation Rule, in part, provides a framework for good faith fair value determination and permits a Board to designate fair value determinations to a fund’s investment adviser. Further, the SEC is rescinding previously issued guidance on related issues. The Valuation Rule became effective on March 8, 2021, with a compliance date of September 8, 2022. Management is currently evaluating the Valuation Rule and its effect on the Fund.

L. Coronavirus (COVID-19) Pandemic:

The ongoing outbreak of the novel coronavirus, COVID-19, has resulted, at times, in market closures, market volatility, liquidity constraints and increased trading costs. Efforts to contain the spread of COVID-19 have resulted in global travel restrictions and disruptions of healthcare systems, business operations and supply chains, layoffs, reduced consumer demand, defaults and credit rating downgrades, and other significant economic impacts. The effects of COVID-19 have impacted global economic activity and may heighten pre-existing political, social and economic risks, domestically or globally. The full impact of the COVID-19 pandemic is unpredictable and may adversely affect the Fund’s performance.

M. Other:

The Fund is subject to claims and suits that arise from time to time in the ordinary course of business (for example, ongoing claw back litigation against former shareholders of portfolio companies that filed for bankruptcy, such as The Tribune Company and Nine West). Although management currently believes that resolving claims against the Fund, individually or in aggregate, will not have a material adverse impact on the Fund’s financial position, results of operations, or cash flows, these matters are subject to inherent uncertainties and management’s view of these matters may change in the future.

270

On June 3, 2021, President Biden issued an Executive Order titled ”Addressing the Threat from Securities Investments that Finance Certain Companies of the People’s Republic of China” (the “Order”). Effective on August 2, 2021, the Order restricts investment in certain companies identified as “Chinese Military Industrial Complex Companies” (CMICs) by the Office of Foreign Asset Control, an agency of the Department of Treasury and the Department of Defense. As of July 27, 2021, the Fund have divested of all publicly traded securities identified as CMIC’s listed in the Order.

N. Subsequent Event Evaluations:

Management has evaluated the impact of all subsequent events on the Fund through the date on which the financial statements were issued and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

271

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Dimensional Emerging Markets Value Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the summary schedule of portfolio holdings, of Dimensional Emerging Markets Value Fund (the “Fund”) as of October 31, 2021, the related statement of operations for the year ended October 31, 2021, the statement of changes in net assets for each of the two years in the period ended October 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2021 and the financial highlights for each of the five years in the period ended October 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2021 by correspondence with the custodian, brokers and transfer agent of the investee fund; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
December 22, 2021

We have served as the auditor of one or more investment companies in Dimensional Fund Advisors L.P.

investment company group since 1981.

272

FUND MANAGEMENT

(Unaudited)

Trustees/Directors

Each Board of Trustees/Directors (each, the “Board” and collectively, the “Boards”) of The DFA Investment Trust Company (“DFAITC”), DFA Investment Dimensions Group Inc. (“DFAIDG”), Dimensional Investment Group Inc. (“DIG”), Dimensional ETF Trust (“ETF Trust”), and Dimensional Emerging Markets Value Fund (“DEM”) (each, the “Fund” and collectively, the “Funds”) is responsible for establishing the Funds’ policies and for overseeing the management of the Funds. The Trustees/ Directors of the Funds, including all of the disinterested Trustees/Directors, have adopted written procedures to monitor potential conflicts of interest that might develop between portfolios of the Funds (the “Feeder Portfolios”) that invest in certain series of DFAITC or DEM (the “Master Funds”).

Each Board has three standing committees, an Audit Committee, a Nominating Committee, and an Investment Strategy Committee (the “Strategy Committee”). The Audit Committee is composed of George M. Constantinides, Roger G. Ibbotson, Abbie J. Smith and Ingrid M. Werner. Each member of the Audit Committee is a disinterested Trustee/Director. The Audit Committee oversees the Fund’s accounting and financial reporting policies and practices, the Fund’s internal controls, the Fund’s financial statements and the independent audits thereof and performs other oversight functions as requested by the Board. The Audit Committee recommends the appointment of each Fund’s independent registered certified public accounting firm and acts as a liaison between the Fund’s independent registered certified public accounting firm and the full Board. There were two Audit Committee meetings held during the fiscal year ended October 31, 2021.

Each Board’s Nominating Committee is composed of George M. Constantinides, Roger G. Ibbotson, Myron S. Scholes, Abbie J. Smith, Douglas W. Diamond, Darrell Duffie and Ingrid M. Werner. Each member of the Nominating Committee is a disinterested Trustee/Director. The Nominating Committee for each Board makes recommendations for nominations of disinterested and interested members on the Board to the disinterested Board members and to the full Board. The Nominating Committee evaluates a candidate’s qualification for Board membership and the independence of such candidate from the Advisor and other principal service providers. There were four Nominating Committee meetings held during the fiscal year ended October 31, 2021.

Each Board’s Strategy Committee is composed of Gerard K. O’Reilly, Douglas W. Diamond, Myron S. Scholes and Darrell Duffie. The Strategy Committee assists the Board in carrying out its fiduciary duties with respect to the oversight of the Fund and its performance. At the request of the Board or the Advisor, the Strategy Committee (i) reviews the design of possible new series of the Fund, (ii) reviews performance of existing portfolios of the Funds and discusses and recommends possible enhancements to the portfolios’ investment strategies, (iii) reviews proposals by the Advisor to modify or enhance the investment strategies or policies of each portfolio, and (iv) considers issues relating to investment services for each portfolio of the Fund. There were three Strategy Committee meetings held during the fiscal year ended October 31, 2021.

Certain biographical information for each disinterested Trustee/Director and interested Trustee/Director of the Funds is set forth in the tables below, including a description of each Trustee/Director’s experience as a Trustee/Director of the Funds and as a Director or Trustee of other funds, as well as other recent professional experience.

The statements of additional information (together, “SAI”) of the Funds include additional information about each Trustee/Director. You may obtain copies of the SAI and prospectus of each Fund advised by Dimensional Fund Advisors LP by calling collect (512) 306-7400 or by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, TX 78746. Prospectuses are also available at http://us.dimensional.com.

273

Disinterested Directors/Trustees

Name, Address and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years	Portfolios within the DFA Fund Complex[2] Overseen	Other Directorships of Public Companies Held During Past 5 Years
George M. Constantinides University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637 1947	Director/ Trustee	DFAIDG – Since 1983; DIG & DEM – Since 1993; DFAITC – Since 1992; ETF Trust - Since 2020	Leo Melamed Professor of Finance, University of Chicago Booth School of Business (since 1978).	137 portfolios in 5 investment companies	None

Douglas W. Diamond c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One Austin, TX 78746 1953	Director/ Trustee	DFAIDG, DIG, DEM & DFAITC – Since 2017; ETF Trust - Since 2020	Merton H. Miller Distinguished Service Professor of Finance, University of Chicago Booth School of Business (since 1988). Formerly, Visiting Scholar, Federal Reserve Bank of Richmond (1990-2019). Formerly, Fischer Black Visiting Professor of Financial Economics, Alfred P. Sloan School of Management, Massachusetts Institute of Technology (2015-2016).	137 portfolios in 5 investment companies	None

Darrell Duffie c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One Austin, TX 78746 1954	Director/ Trustee	DFAIDG, DIG, DEM & DFAITC – Since 2019; ETF Trust - Since 2020	Dean Witter Distinguished Professor of Finance, Graduate School of Business, Stanford University (since 1984). Director, TNB Inc. (bank) (since 2020).	137 portfolios in 5 investment companies	Formerly, Director, Moody’s Corporation (financial information and information technology) (2008- 2018).

Roger G. Ibbotson Yale School of Management 165 Whitney Avenue New Haven, CT 06511 1943	Director/ Trustee	DFAIDG – Since 1981; DIG & DEM – Since 1993; DFAITC – Since 1992; ETF Trust - Since 2020	Professor in Practice Emeritus of Finance, Yale School of Management (since 1984). Chairman and Partner, Zebra Capital Management, LLC (hedge fund and asset manager) (since 2001). Formerly, Consultant to Morningstar, Inc. (2006-2016).	137 portfolios in 5 investment companies	None
Myron S. Scholes c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One Austin, TX 78746 1941	Director/ Trustee	DFAIDG – Since 1981; DIG & DEM – Since 1993; DFAITC – Since 1992; ETF Trust - Since 2020	Chief Investment Strategist, Janus Henderson Investors (since 2014). Frank E. Buck Professor of Finance, Emeritus, Graduate School of Business, Stanford University (since 1981).	137 portfolios in 5 investment companies	None

Abbie J. Smith University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637 1953	Director/ Trustee	DFAIDG, DIG, DEM & DFAITC – Since 2000; ETF Trust - Since 2020	Boris and Irene Stern Distinguished Service Professor of Accounting and James S. Ely, III Faculty Fellow, University of Chicago Booth School of Business (since 1980).	137 portfolios in 5 investment companies	Director, (since 2000) and formerly, Lead Director (2014- 2017), HNI Corporation (office furniture); Director, Ryder System Inc. (transportation, logistics and supply-chain management) (since 2003); and Trustee, UBS Funds (3 investment companies within the fund complex) (14 portfolios) (since 2009).

274

Name, Address and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years	Portfolios within the DFA Fund Complex[2] Overseen	Other Directorships of Public Companies Held During Past 5 Years
Ingrid M. Werner c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One Austin, TX 78746 1961	Director/ Trustee	DFAIDG, DIG, DEM & DFAITC – Since 2019; ETF Trust - Since 2020	Martin and Andrew Murrer Professor of Finance, Fisher College of Business, The Ohio State University (since 1998). Adjunct Member, the Prize Committee for the Swedish Riksbank Prize in Economic Sciences in Memory of Alfred Nobel (annual award for significant scientific research contribution) (since 2018). Director, American Finance Association (global association of academic researchers and practitioners in finance) (since January 2019). Member, Scientific Board, Leibniz Institute for Financial Research (institute supporting academic research in finance) (since 2020). Chair, Economic Advisory Committee, FINRA (since 2017). Chairman, Scientific Advisory Board, Swedish House of Finance (institute supporting academic research in finance) (since 2014). Member, Scientific Board, Danish Finance Institute (institute supporting academic research in finance) (since 2017). Member, Academic Board, Mistra Financial Systems (organization funding academic research on environment, governance and climate/sustainability in finance) (since 2016). Fellow, Center for Analytical Finance (academic research) (since 2015). Associate Editor, Journal of Finance (since 2016). Formerly, President, Western Finance Association (global association of academic researchers and practitioners in finance) (2018- 2019).	137 portfolios in 5 investment companies	Director, Fourth Swedish AP Fund (pension fund asset management) (since 2017).

275

Interested Director/Trustee

The following interested Director/Trustee is described as such because he is deemed to be an “interested person,” as that term is defined under the 1940 Act, due to his position with the Advisor.

Name, Address and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years	Portfolios within the DFA Fund Complex[2] Overseen	Other Directorships of Public Companies Held During Past 5 Years
David G. Booth 6300 Bee Cave Road, Building One Austin, TX 78746 1946	Chairman and Director/ Trustee	DFAIDG – Since 1981; DIG & DFAITC – Since 1992; DEM – Since 1993; ETF Trust—Since 2020	Chairman, Director/Trustee, and formerly, President and Co-Chief Executive Officer (each until March 2017) of Dimensional Emerging Markets Value Fund (“DEM”), DFA Investment Dimensions Group Inc. (“DFAIDG”), Dimensional Investment Group Inc. (“DIG”), The DFA Investment Trust Company (“DFAITC”). Executive Chairman, and formerly, President and Co-Chief Executive Officer (each until February 2017) of Dimensional Holdings Inc., Dimensional Fund Advisors LP, Dimensional Investment LLC and DFA Securities LLC (collectively with DEM, DFAIDG, DIG and DFAITC, the “DFA Entities”). Chairman and Trustee of the ETF Trust (since June 2020). Formerly, Chairman and Director (2009-2018) and Co-Chief Executive Officer (2010 – June 2017) of Dimensional Fund Advisors Canada ULC. Trustee, University of Chicago (since 2002). Trustee, University of Kansas Endowment Association (since	137 portfolios in 5 investment companies	None
2005). Member of the Hoover Institution Board (since September 2019). Formerly, Director of Dimensional Fund Advisors Ltd. (2002 – July 2017), DFA Australia Limited (1994 – July 2017), Dimensional Advisors Ltd. (2012 – July 2017), Dimensional Funds plc (2006 – July 2017) and Dimensional Funds II plc (2006 – July 2017). Formerly, Director and President of Dimensional Japan Ltd. (2012 – April 2017). Formerly, President, Dimensional SmartNest (US) LLC (2009-2014); and Limited Partner, VSC Investors, LLC (2007-2015). Formerly, Chairman, Director, President and Co- Chief Executive Officer of Dimensional Cayman Commodity Fund I Ltd. (2010-September 2017).

[1]	Each Director/Trustee holds office for an indefinite term until his or her successor is elected and qualified.
[2]

Each Director/Trustee is a director or trustee of each of the five registered investment companies within the DFA Fund Complex, which include: DFAIDG, DIG; DFAITC; DEM; and ETF Trust. Each disinterested Director/Trustee also serves on the Independent Review Committee of the Dimensional Funds, mutual funds registered in the provinces of Canada and managed by the Advisor’s affiliate, Dimensional Fund Advisors Canada ULC.

276

Officers

Below is the name, year of birth, information regarding positions with the Funds and the principal occupation for each officer of the Funds. The address of each officer is 6300 Bee Cave Road, Building One, Austin, TX 78746. Each of the officers listed below holds the same office (except as otherwise noted) in the DFA Entities.

Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years
Valerie A. Brown	Vice President and	Since	Vice President and Assistant Secretary of
1967	Assistant Secretary	2001	• all the DFA Entities (since 2001)
• DFA Australia Limited (since 2002)
• Dimensional Fund Advisors Ltd. (since 2002)
• Dimensional Cayman Commodity Fund I Ltd. (since 2010)
• Dimensional Fund Advisors Pte. Ltd. (since 2012)
• Dimensional Hong Kong Limited (since 2012)
• ETF Trust (since 2020)
Director, Vice President and Assistant Secretary (since 2003) of
• Dimensional Fund Advisors Canada ULC

Ryan P. Buechner	Vice President and	Since	Vice President and Assistant Secretary of
1982	Assistant Secretary	September	• DFAIDG, DIG, DFAITC and DEM (since 2019)
		2019	• ETF Trust (since 2020)
Vice President (since January 2018) of
• Dimensional Holdings Inc.
• Dimensional Fund Advisors LP
• Dimensional Investment LLC
• DFA Securities LLC

David P. Butler	Co-Chief	Since	Co-Chief Executive Officer of
1964	Executive Officer	2017	• all the DFA Entities (since 2017)
• ETF Trust (since 2020)
Director (since 2017) of
• Dimensional Holdings Inc.
• Dimensional Fund Advisors Canada ULC
• Dimensional Japan Ltd.
• Dimensional Advisors Ltd.
• Dimensional Fund Advisors Ltd.
• DFA Australia Limited
Director and Co-Chief Executive Officer (since 2017) of
• Dimensional Cayman Commodity Fund I Ltd.
Head of Global Financial Advisor Services (since 2007) for
• Dimensional Fund Advisors LP

Formerly, Vice President (2007 – 2017) of
• all the DFA Entities

Stephen A. Clark	Executive Vice	Since	Executive Vice President of
1972	President	2017	• all the DFA Entities (since 2017)
• ETF Trust (since 2020)
Director and Vice President (since 2016) of
• Dimensional Japan Ltd.
President and Director (since 2016) of
• Dimensional Fund Advisors Canada ULC
Vice President (since 2008) and Director (since 2016) of
• DFA Australia Limited
Director (since 2016) of
• Dimensional Advisors Ltd.
• Dimensional Fund Advisors Pte. Ltd.
• Dimensional Hong Kong Limited

277

Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years
			Vice President (since 2019) of
			• Dimensional Fund Advisors Pte. Ltd.

			Formerly, Vice President (2004 – 2017) of
			• all the DFA Entities
			Formerly, Vice President (2010 – 2016) of
			• Dimensional Fund Advisors Canada ULC
			Formerly, Vice President (2016-2019) of
			• Dimensional Fund Advisors Pte. Ltd.
			Formerly, Interim Chief Executive Officer (2019) of
			• Dimensional Fund Advisors Pte. Ltd.
			Formerly, Head of Institutional, North America (2012 – 2013) and Head of Global Institutional Services (2014-2018) for
			• Dimensional Fund Advisors LP

Lisa M. Dallmer	Chief Operating	Since June	Chief Operating Officer (since June 2021) of
1972	Officer	2021	• the DFA Fund Complex
			• ETF Trust
			Executive Vice President (since January 2020)
			• Dimensional Holdings Inc.
			• Dimensional Fund Advisors LP
			• Dimensional Investment LLC
			• DFA Securities LLC
			Chief Operating Officer (since December 2019)
			• Dimensional Holdings Inc.
			• Dimensional Fund Advisors LP
			• Dimensional Investment LLC
			• DFA Securities LLC

			Formerly, Vice President, Chief Financial Officer, and Treasurer (June 2020-June 2021) of
			• the DFA Fund Complex
			• ETF Trust
			Formerly, Senior Vice President, Business Operations (March 2019 – October 2019) at
			• Delphix Inc.
			Formerly, Chief Operating Officer Global Technology & Operations, Managing Director (2014 – 2018) of
			• BlackRock Inc.

Bernard J. Grzelak	Vice President	Since June	Vice President (since June 2021) of
1971		2021	• the DFA Fund Complex
			• ETF Trust
			Vice President, Chief Financial Officer and Treasurer (since September 2020) of
			• DFA Australia Limited
			• Dimensional Fund Advisors Canada ULC
			• DFA Securities LLC
			• Dimensional Advisors Ltd.
			• Dimensional Fund Advisors LP
			• Dimensional Fund Advisors Ltd.
			• Dimensional Fund Advisors Pte. Ltd.
			• Dimensional Holdings Inc.
			• Dimensional Hong Kong Limited
			• Dimensional Investment LLC

278

Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years
Vice President (since March 2021) of
• Dimensional Ireland Limited

Formerly, Partner (2008 – 2020), Chief Operating Officer, Global Funds and Risk (2018 – 2020), Chief Operations Officer (2016 – 2018), and Director of Fund Administration (2003 – 2016) of Lord Abbett & Co. LLC Formerly, Chief Financial Officer (2017—2020), and Treaurer (2003 – 2017) of Lord Abbett Family of Funds

Eric Hall	Vice President and	Since June	Vice President and Assistant Treasurer (since June 2021) of
1978	Assistant Treasurer	2021	• the DFA Fund Complex
• ETF Trust
Formerly, Data Integrity Team Lead (December 2019 – April 2021) of
• Clearwater Analytics
Formerly, Assistant Vice President and Assistant Treasurer (March 2015 – November 2019) at
• INVESCO, U.S. (formerly, OppenheimerFunds, Inc.)

Jeff J. Jeon 1973	Vice President	Since 2004	Vice President (since 2004) and Assistant Secretary (2017-2019) of • all the DFA Entities
Vice President (since 2020) of
• ETF Trust
Vice President and Assistant Secretary (since 2010) of
• Dimensional Cayman Commodity Fund I Ltd.

Joy Lopez	Vice President and	Vice	Vice President (since 2015) of
1971	Assistant Treasurer	President	• all the DFA Entities
		since 2015	Assistant Treasurer (since 2017) of
		and	• the DFA Fund Complex
		Assistant	Vice President and Assistant Treasurer (since 2020) of
		Treasurer	• ETF Trust
since 2017
Formerly, Senior Tax Manager (2013 – 2015) for
• Dimensional Fund Advisors LP

Kenneth M. Manell	Vice President	Since	Vice President of
1972		2010	• all the DFA Entities (since 2010)
• Dimensional Cayman Commodity Fund I Ltd. (since 2010)
• ETF Trust (since 2020)

Jan Miller 1963	Vice President, Chief Financial Officer, and Treasurer	Since June 2021	Vice President, Chief Financial Officer, and Treasurer (since June 2021) of • the DFA Fund Complex • ETF Trust

Formerly, Director (May 2019 – January 2021) at
• INVESCO, U.S. (formerly, OppenheimerFunds, Inc.)
Formerly, Vice President and Assistant Treasurer (September 2012 – May 2019) at
• OppenheimerFunds, Inc.

Catherine L. Newell	President and	President since 2017 and General Counsel sincec 2001	President of
1964	General Counsel		• the DFA Fund Complex (since 2017)
• ETF Trust (since 2020)
General Counsel (since 2001) of
• all the DFA Entities
Executive Vice President (since 2017) and Secretary (since 2000) of
• Dimensional Fund Advisors LP
• Dimensional Holdings Inc.
• DFA Securities LLC
• Dimensional Investment LLC

279

Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years
Director (since 2002), Vice President (since 1997) and Secretary (since 2002) of
• DFA Australia Limited
• Dimensional Fund Advisors Ltd.
Vice President and Secretary of
• Dimensional Fund Advisors Canada ULC (since 2003)
• Dimensional Cayman Commodity Fund I Ltd. (since 2010)
• Dimensional Japan Ltd. (since 2012)
• Dimensional Advisors Ltd (since 2012)
• Dimensional Fund Advisors Pte. Ltd. (since 2012)
Director of
• Dimensional Funds plc (since 2002)
• Dimensional Funds II plc (since 2006)
• Director of Dimensional Japan Ltd. (since 2012)
• Dimensional Advisors Ltd. (since 2012)
• Dimensional Fund Advisors Pte. Ltd. (since 2012)
• Dimensional Hong Kong Limited (since 2012)
• Dimensional Ireland Limited (since 2019)

Formerly, Vice President and Secretary (2010 – 2014) of
• Dimensional SmartNest (US) LLC
Formerly, Vice President (1997 – 2017) and Secretary (2000 – 2017) of
• the DFA Fund Complex
Formerly, Vice President of
• Dimensional Fund Advisors LP (1997 – 2017)
• Dimensional Holdings Inc. (2006 – 2017)
• DFA Securities LLC (1997 – 2017)
• Dimensional Investment LLC (2009 – 2017)

Selwyn J. Notelovitz	Vice President	Since	Vice President (since September 2021) of
1961		September	• the DFA Fund Complex
		2021	• ETF Trust
Vice President (since December 2012) and Chief Compliance Officer (since July 2020) of:
• DFA Securities LLC
• Dimensional Fund Advisors LP
• Dimensional Holdings Inc.
• Dimensional Investment LLC
Chief Compliance Officer (since July 2020) of:
• DFA Australia Limited
• Dimensional Fund Advisors Ltd.
• Dimensional Fund Advisors Canada ULC
Formerly, Deputy Chief Compliance Officer (2013-2020) of:
• DFA Fund Complex
• DFA Securities LLC
• Dimensional Fund Advisors LP
• Dimensional Holdings Inc.
• Dimensional Investment LLC
Formerly, Vice President (2013-2020) of:
• DFA Fund Complex
Formerly, Director (2019-2021) of:
• Dimensional Ireland Limited

280

Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years
Carolyn L. O	Vice President and	Vice President since 2010 and Secretary since 2017	Vice President (since 2010) and Secretary (since 2017) of
1974	Secretary		• the DFA Fund Complex
Vice President and Secretary (since 2020) of
• ETF Trust
Vice President (since 2010) and Assistant Secretary (since 2016) of
• Dimensional Fund Advisors LP
• Dimensional Holdings Inc.
• Dimensional Investment LLC
Vice President of
• DFA Securities LLC (since 2010)
• Dimensional Cayman Commodity Fund I Ltd. (since 2010)
• Dimensional Fund Advisors Canada ULC (since 2016)

Randy C. Olson	Chief Compliance	Since	Chief Compliance Officer (since 2020)
1980	Officer	August	• all the DFA Funds
		2020	• ETF Trust
Vice President (since 2016) of
• DFA Securities LLC
• Dimensional Fund Advisors LP
• Dimensional Holdings Inc.
• Dimensional Investment LLC

Formerly, Vice President – Senior Compliance Officer
• Dimensional Investment Advisors LP (January 2020 – August 2020 and July 2014 – March 2017)
Formerly, Vice President – Head of Compliance & Operations Asia Ex- Japan
• Dimensional Investment Advisors LP (April 2017 – January 2020)

Gerard K. O’Reilly	Co-Chief	Co-Chief	Co-Chief Executive Officer and Chief Investment Officer of
1976	Executive Officer and Chief Investment Officer	Executive Officer and Chief Investment Officer since 2017	• all the DFA Entities (since 2017) • Dimensional Fund Advisors Canada ULC (since 2017) • ETF Trust (since 2020)
Director, Chief Investment Officer and Vice President (since 2017) of
• DFA Australia Limited
Chief Investment Officer (since 2017) and Vice President (since 2016) of
• Dimensional Japan Ltd.
Director, Co-Chief Executive Officer and Chief Investment Officer (since 2017) of
• Dimensional Cayman Commodity Fund I Ltd.
Director of
• Dimensional Funds plc (since 2014)
• Dimensional Funds II plc (since 2014)
• Dimensional Holdings Inc. (since 2017)
• Dimensional Ireland Limited (since 2019)

Formerly, Co-Chief Investment Officer of
• Dimensional Japan Ltd. (2016 – 2017)
• DFA Australia Limited (2014 – 2017)
Formerly, Executive Vice President (2017) and Co-Chief Investment Officer (2014 – 2017) of
• all the DFA Entities
Formerly, Vice President (2007 – 2017) of
• all the DFA Entities
Formerly, Vice President and Co-Chief Investment Officer (2014 – 2017) of
• Dimensional Fund Advisors Canada ULC
Formerly, Director (2017-2018) of
• Dimensional Fund Advisors Pte. Ltd.

281

Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years

James J. Taylor	Vice President and	Since	Vice President and Assistant Treasurer (since 2020) of
1983	Assistant Treasurer	March	• the DFA Fund Complex
		2020	• ETF Trust
Vice President (since 2016)
• Dimensional Holdings Inc.
• Dimensional Fund Advisors LP
• Dimensional Investment LLC
• DFA Securities LLC

Formerly, Accounting Manager (2015 – 2016)
• Dimensional Fund Advisors LP

[1]	Each officer holds office for an indefinite term at the pleasure of the Board of Directors/Trustees and until his or her successor is elected and qualified.

282

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Fund uses in voting proxies relating to securities held in the portfolio is available (1) without charge, upon request, by calling collect: (512) 306-7400; (2) from the Advisor’s website at http://us.dimensional.com; and (3) on the SEC’s website at http://www.sec.gov. Information regarding how the Advisor votes these proxies is available from the EDGAR database on the SEC’s website at http://www.sec.gov and from the Advisor’s website at http://us.dimensional.com and reflects the twelve-month period beginning July 1st and ending June 30th.

283

TAX NOTICE TO SHAREHOLDERS

(Unaudited)

The following information is solely for informational purposes. Each Portfolio is designating the U.S. federal income tax character of the following items with respect to distributions paid or expected to be paid to shareholders related to the fiscal year ended October 31, 2021. All designations are based on financial information available as of the date of this annual report and, accordingly are subject to change. For each classification below and including “Section 163(j) interest dividends” as defined in Treasury Regulation §1.163(j)-1(b)(35) and “Section 199A dividends” as defined in Treasury Regulation §1.199A -3(d), it is the intent of the Portfolio to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For U.S. federal income tax purposes, shareholders generally must report distributions received from a Portfolio on a calendar-year basis, which therefore may include distributions with respect to portions of two fiscal years of the Portfolio. Annual statements needed by shareholders concerning the tax status of distributions received for the calendar year 2021 (e.g., IRS Form 1099-DIV) will be provided in early 2022. Shareholders should refer to these statements in preparing their calendar year 2021 tax returns. Please consult your tax advisor for the proper treatment of this information. Unless otherwise noted, the amounts in the table are expressed as a percentage of the distributions paid with respect to the fiscal year ended October 31, 2021.

DFA Investment Dimensions Group Inc.	Net Investment Income Distributions	Short-Term Capital Gain Distributions	Long-Term Capital Gain Distributions	Return of Capital	Tax-Exempt Interest	Total Distributions	Qualified Dividends (for Corporate Dividends Received Deduction) (1)	Qualified Dividend Income (2)	U.S. Government Interest (3)	Foreign Tax Credit (4)	Foreign Source Income (5)	Qualified Net Interest Income (6)	Qualified Short- Term Capital Gain (7)
Large Cap International Portfolio	100%	—	—	—	—	100%	—	87%	—	6%	88%	—	—
International Core Equity Portfolio	100%	—	—	—	—	100%	—	82%	—	7%	85%	—	—
Global Small Company Portfolio	100%	—	—	—	—	100%	—	70%	—	5%	26%	—	—
International Small Company Portfolio	100%	—	—	—	—	100%	—	53%	—	8%	49%	—	—
Japanese Small Company Portfolio	100%	—	—	—	—	100%	—	92%	—	9%	88%	—	—
Asia Pacific Small Company Portfolio	100%	—	—	—	—	100%	—	50%	—	1%	75%	—	—
United Kingdom Small Company Portfolio	100%	—	—	—	—	100%	—	55%	—	2%	61%	—	—
Continental Small Company Portfolio	100%	—	—	—	—	100%	—	71%	—	16%	77%	—	—
DFA International Real Estate Securities Portfolio	—	—	—	—	—	—	—	15%	—	—	41%	—	—
DFA Global Real Estate Securities Portfolio	82%	—	18%	—	—	100%	—	1%	—	—	—	—	—
DFA International Small Cap Value Portfolio	100%	—	—	—	—	100%	—	74%	—	10%	69%	—	—
International Vector Equity Portfolio	100%	—	—	—	—	100%	—	78%	—	9%	83%	—	—
International High Relative Profitability Portfolio	100%	—	—	—	—	100%	—	92%	—	7%	86%	—	—
World ex U.S. Value Portfolio	100%	—	—	—	—	100%	—	72%	—	7%	81%	—	—
World ex U.S. Core Equity Portfolio	100%	—	—	—	—	100%	—	74%	—	7%	88%	—	—
World Core Equity Portfolio	100%	—	—	—	—	100%	—	100%	—	5%	51%	—	—
Selectively Hedged Global Equity Portfolio	50%	3%	47%	—	—	100%	—	100%	—	7%	40%	—	100%
Emerging Markets Portfolio	100%	—	—	—	—	100%	—	71%	—	9%	95%	—	—

See accompanying Notes to Financial Statements.

284

DFA Investment Dimensions Group Inc.	Net Investment Income Distributions	Short-Term Capital Gain Distributions	Long-Term Capital Gain Distributions	Return of Capital	Tax-Exempt Interest	Total Distributions	Qualified Dividends (for Corporate Dividends Received Deduction) (1)	Qualified Dividend Income (2)	U.S. Government Interest (3)	Foreign Tax Credit (4)	Foreign Source Income (5)	Qualified Net Interest Income (6)	Qualified Short- Term Capital Gain (7)
Emerging Markets Small Cap
Portfolio	100%	—	—	—	—	100%	—	22%	—	7%	44%	—	—
Emerging Markets Portfolio Value	100%	—	—	—	—	100%	—	59%	—	11%	88%	—	—
Emerging Markets Core Equity
Portfolio	100%	—	—	—	—	100%	—	61%	—	9%	90%	—	—
Emerging Markets Targeted Value
Portfolio	90%	10%	—	—	—	100%	—	21%	—	14%	51%	—	100%
Dimensional Investment Group Inc.
DFA International Value Portfolio	100%	—	—	—	—	100%	—	84%	—	6%	82%	—	—

(1)

Qualified Dividends represents the amount that qualifies for the corporate dividends-received deduction under Section 243 of the Internal Revenue Code and is reflected as a percentage of estimated ordinary income distributions (the total of short-term capital gain and net investment income distributions) for the calendar year 2021.

(2)

Qualified Dividend Income represents the amount that qualifies for the reduced capital gain tax rate under Section 1(h)(11) of the Internal Revenue Code and is reflected as a percentage of estimated ordinary income distributions (the total of short-term capital gain and net investment income distributions) for the calendar year 2021.

(3)

U.S. Government Interest represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total estimated ordinary income distributions (the total of short-term capital gain and net investment income distributions) for the calendar year 2021. Generally, interest from direct U.S. Government obligations is exempt from state income tax. Please consult your tax advisor for the availability of a state tax exemption based on your individual circumstances.

(4)

Foreign Tax Credit represents the amount of dividends that qualify for the foreign tax credit pass through under Section 853 of the Internal Revenue Code and is reflected as a percentage of “investment company taxable income” (as defined in Section 852(b)(2) of the Internal Revenue Code).

(5)

Foreign Source Income represents the amount of dividends derived from foreign sources and is reflected as a percentage of “investment company taxable income” (as defined in Section 852(b)(2) of the Internal Revenue Code).

(6)

Qualified Net Interest Income represents the amount of interest income available as interest-related dividends generally exempt from withholding taxes for non-U.S. shareholders under Section 871(k)(1) of the Internal Revenue Code. The information is reflected as a percentage estimated ordinary income distributions (the total of short-term capital gain and net investment income distributions) for the calendar year 2021.

(7)

Qualified Short-Term Capital Gain represents the amount available as short-term capital gain dividends generally exempt from withholding taxes for non-U.S. shareholders under Section 871(k)(2) of the Internal Revenue Code. The information is reflected as a percentage of estimated ordinary income distributions (the total of short-term capital gain and net investment income distributions) for the calendar year 2021.

See accompanying Notes to Financial Statements.

285

DFA103121-001AI 00267814

Annual Report

Year Ended: October 31, 2021

DFA INVESTMENT DIMENSIONS GROUP INC. / DIMENSIONAL INVESTMENT GROUP INC.

DFA Investment Dimensions Group Inc.

World ex U.S. Targeted Value Portfolio

Dimensional Investment Group Inc.

Tax-Managed U.S. Marketwide Value Portfolio II

December 2021

Dear Shareholder,

As we near the end of a year that saw us mark four decades since our founding, we want to thank you for entrusting us with your investments. We built Dimensional to implement the great ideas in finance, with the goal of transforming the investor experience for the better.

We are proud of the role Dimensional has played over the past 40 years in helping drive down costs, providing solutions that can improve diversification, and contributing to investor education. We’re committed to continuing to enhance our research-driven strategies, our efficient implementation, and the services we provide.

Just this past year, we launched an expanded offering for separately managed accounts, broadened our suite of fixed income solutions, and became one of the first asset managers to convert mutual funds into exchange-traded funds, offering greater choice in how investors access Dimensional’s strategies.

We have always focused on empowering financial professionals so they can meet their clients’ evolving needs. The solutions we have recently developed will help further that mission, offering more ability to customize and tailor investments to investors’ specific situations. It’s all part of our enduring tradition of innovation to enable the best possible experience for investors.

For 40 years, we have trusted markets. And for 40 years, we have built trust with financial professionals and investors around the world. The advances made in the industry have been profound for investors, and we believe this is just the beginning. We look forward to many more years of innovating on behalf of our clients and investors.

Sincerely,

David P. Butler CO-CHIEF EXECUTIVE OFFICER	Gerard O’Reilly CO-CHIEF EXECUTIVE OFFICER and CHIEF INVESTMENT OFFICER

DFA INVESTMENT DIMENSIONS GROUP INC.

DIMENSIONAL INVESTMENT GROUP INC.

ANNUAL REPORT

This report is submitted for the information of the Portfolio’s shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

i

DFA INVESTMENT DIMENSIONS GROUP INC.

DIMENSIONAL INVESTMENT GROUP INC.

DEFINITIONS OF ABBREVIATIONS AND FOOTNOTES

Summary Schedules of Portfolio Holdings

Investment Abbreviations

SA	Special Assessment

Investment Footnotes

»	Securities that have been fair value factored. See Note B to Financial Statements.
‡	Calculated as a percentage of total net assets. Percentages shown parenthetically next to the category headings have been calculated as a percentage of total investments. “Other Securities” are those securities that are not among the top 50 holdings in unaffiliated issuers of the Fund or do not represent more than 1.0% of the net assets of the Fund. Some of the individual securities within this category may include Total or Partial Securities on Loan and/or Non-Income Producing Securities.
*	Non-Income Producing Securities.
†	See Note B to Financial Statements.
@	Security purchased with cash collateral received from Securities on Loan.
§	Affiliated Fund.
#	Total or Partial Securities on Loan.

Financial Highlights

(A)	Computed using average share outstanding.
(B)	Represents the combined ratio for the Portfolio and its pro-rata share of its Master Fund through October 15, 2021.

All Statements, Schedules and Notes to Financial Statements

—	Amounts designated as — are either zero or rounded to zero.
SEC	Securities and Exchange Commission

1

DFA INVESTMENT DIMENSIONS GROUP INC.

PERFORMANCE CHARTS

(Unaudited)

World ex U.S. Targeted Value Portfolio vs.

MSCI All Country World ex USA Small Cap Index (net dividends)

November 1, 2012-October 31, 2021

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MSCI data © MSCI 2021, all rights reserved.

2

MANAGEMENT’S DISCUSSION AND ANALYSIS

International Equity Market Review	12 Months Ended October 31, 2021

Performance of non-U.S. developed markets was positive for the period. As measured by the MSCI World ex USA indices, small-cap stocks outperformed large-cap stocks, and mid-cap stocks, a subset of the large-cap universe, underperformed large-cap stocks and small-cap stocks. Value stocks outperformed growth stocks as measured by the MSCI World ex USA indices.

12 Months Ended October 31, 2021

Return in U.S. Dollars
MSCI World ex USA Index	35.59%
MSCI World ex USA Mid Cap Index	31.20%
MSCI World ex USA Small Cap Index	37.19%
MSCI World ex USA Value Index	40.88%
MSCI World ex USA Growth Index	30.25%

For the 12 Months Ended October 31, 2021, the U.S. dollar appreciated against some non-U.S. developed markets currencies and depreciated against others. Overall, currency movements did not have a material overall impact on the U.S. dollar-denominated returns of developed markets.

12 Months Ended October 31, 2021

Ten Largest Foreign Developed Markets by Market Cap	Local Return	Return in U.S. Dollars
Japan	30.75%	19.88%
United Kingdom	35.57%	43.72%
Canada	38.56%	49.05%
France	48.30%	47.33%
Switzerland	28.36%	28.75%
Germany	33.47%	32.60%
Australia	27.93%	36.82%
Netherlands	60.71%	59.67%
Sweden	40.26%	45.36%
Hong Kong	18.26%	17.91%

Source: Returns are of MSCI standard indices net of foreign withholding taxes on dividends. Copyright MSCI 2021, all rights reserved.

Emerging markets had positive performance for the period but underperformed both U.S. and non-U.S. developed markets. As measured by the MSCI Emerging Markets indices, small-cap stocks outperformed large-cap stocks, and mid-cap stocks, a subset of the large-cap universe, outperformed large-cap stocks but underperformed small-cap stocks. Value stocks outperformed growth stocks as measured by the MSCI Emerging Markets indices.

3

12 Months Ended October 31, 2021

Return in U.S. Dollars
MSCI Emerging Markets Index	16.96%
MSCI Emerging Markets Mid Cap Index	31.20%
MSCI Emerging Markets Small Cap Index	44.29%
MSCI Emerging Markets Value Index	28.31%
MSCI Emerging Markets Growth Index	7.38%

For the 12 Months Ended October 31, 2021, the U.S. dollar depreciated against some emerging markets currencies and appreciated against others. Overall, currency movements had a positive impact on the U.S. dollar denominated returns of emerging markets.

12 Months Ended October 31, 2021

Ten Largest Emerging Markets by Market Cap Dollars	Local Return	Return in U.S.
China	-9.52%	-9.21%
Taiwan	38.36%	42.32%
Korea	27.78%	24.08%
India	51.78%	50.21%
Russia	64.53%	81.80%
Brazil	10.38%	12.91%
Saudi Arabia	56.07%	56.04%
South Africa	18.16%	26.32%
Mexico	42.35%	47.44%
Thailand	34.75%	26.57%

Source: Returns are of MSCI standard indices net of foreign withholding taxes on dividends. Copyright MSCI 2021, all rights reserved.

For Portfolios investing in non-U.S. equities traded outside of the U.S. market time zone, differences in the valuation timing and methodology between a Portfolio and its benchmark index may impact relative performance over the referenced period. The Portfolios price foreign exchange rates at the closing of the U.S. market, while their benchmark indices use rates at 4 p.m. London time. The Portfolios also may use fair value pricing to price certain portfolio securities at the closing of the U.S. market, while benchmark indices may use local market closing prices. For the one-year period ended October 31, 2021, these differences generally detracted from the Portfolios’ relative performance.

World ex U.S. Targeted Value Portfolio

The World ex U.S. Targeted Value Portfolio invests in small- and mid-cap value stocks in developed ex U.S. and emerging markets, with an emphasis on those with higher profitability. Additionally, the Portfolio generally excludes certain companies with high asset growth. The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2021, the Portfolio held approximately 5,360 securities in 43 eligible developed ex U.S. and emerging markets. Average cash exposure throughout the year was less than 1% of the Portfolio’s assets.

4

For the 12 months ended October 31, 2021, total returns were 42.81% for the Portfolio and 38.83% for the MSCI All Country World ex USA Small Cap Index (net dividends), the Portfolio’s benchmark. With low relative price (value) stocks outperforming high relative price (growth) stocks in developed ex U.S. and emerging markets, the Portfolio’s focus on value stocks contributed positively to performance relative to the style-neutral benchmark.

5

DFA INVESTMENT DIMENSIONS GROUP INC.

DISCLOSURE OF FUND EXPENSES

(Unaudited)

The following Expense Table is shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports, among others. Operating expenses and legal and audit services, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs, in dollars, of investing in the fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrates your fund’s costs in two ways.

Actual Fund Return

This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return and “Expenses Paid During Period” reflects the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes

This section is intended to help you compare your fund’s costs with those of other mutual funds. The hypothetical “Ending Account Value” and “Expenses Paid During Period” are derived from the fund’s actual expense ratio and an assumed 5% annual return before expenses. In this case, because the return used is not the fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% annual return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the tables are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs, if applicable. The “Annualized Expense Ratio” represents the actual expenses for the six-month period indicated.

Six Months Ended October 31, 2021

EXPENSE TABLE

	Beginning Account Value 05/01/21	Ending Account Value 10/31/21	Annualized Expense Ratio (1)	Expenses Paid During Period (1)
World ex U.S. Targeted Value Portfolio
Actual Fund Return	$1,000.00	$1,011.50	0.55%	$2.79
Hypothetical 5% Annual Return	$1,000.00	$1,022.43	0.55%	$2.80

(1)

Expenses are equal to the fund’s annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (184), then divided by the number of days in the year (365) to reflect the six-month period.

6

DFA INVESTMENT DIMENSIONS GROUP INC.

DISCLOSURE OF PORTFOLIO HOLDINGS

(Unaudited)

The SEC requires that all funds file a complete Schedule of Investments with the SEC for their first and third fiscal quarters as an exhibit to their reports on Form N-PORT. For DFA Investment Dimensions Group Inc., this would be for the fiscal quarters ending January 31 and July 31. Such Form N-PORT filing must be made within 60 days of the end of the quarter. DFA Investment Dimensions Group Inc. filed its most recent Form N-PORT with the SEC on September 24, 2021. They are available upon request, without charge, by calling collect: (512) 306-7400; by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, TX 78746; or by visiting the SEC’s website at http://www.sec.gov.

SEC regulations permit a fund to include in its reports to shareholders a “Summary Schedule of Portfolio Holdings” in lieu of a full Schedule of Investments. The Summary Schedule of Portfolio Holdings reports the fund’s 50 largest holdings in unaffiliated issuers and any investments that exceed one percent of the fund’s net assets at the end of the reporting period. The regulations also require that the Summary Schedule of Portfolio Holdings identify each category of investments that are held.

A fund is required to file a complete Schedule of Investments with the SEC on Form N-CSR within ten days after mailing the annual and semi-annual reports to shareholders. It will be available upon request, without charge, by calling collect: (512) 306-7400; by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, TX 78746; or by visiting the SEC’s website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The SEC requires that all funds present their categories of portfolio holdings in a table, chart, or graph format in their annual and semi-annual shareholder reports, whether or not a Schedule of Investments is used. The following table, which presents portfolio holdings as a percentage of total investments before short-term investments and collateral for loaned securities, is provided in compliance with this requirement. The categories shown below represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

INTERNATIONAL EQUITY PORTFOLIO

World ex U.S. Targeted Value Portfolio

Communication Services	3.9%
Consumer Discretionary	12.5%
Consumer Staples	5.4%
Energy	5.0%
Financials	17.5%
Health Care	3.7%
Industrials	21.3%
Information Technology	6.8%
Materials	16.7%
Real Estate	4.9%
Utilities	2.3%

100.0%

7

WORLD EX U.S. TARGETED VALUE PORTFOLIO

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2021

	Shares	Value»	Percentage of Net Assets‡
COMMON STOCKS — (98.9%)
AUSTRALIA — (4.9%)
OZ Minerals Ltd.	93,280	$1,774,355	0.2%
Other Securities		36,327,202	4.7%

TOTAL AUSTRALIA		38,101,557	4.9%

AUSTRIA — (0.9%)
Erste Group Bank AG	35,387	1,517,596	0.2%
Raiffeisen Bank International AG	46,243	1,351,217	0.2%
voestalpine AG	34,921	1,326,337	0.2%
Other Securities		2,638,612	0.3%

TOTAL AUSTRIA		6,833,762	0.9%

BELGIUM — (1.1%)
Ageas SA	41,644	2,025,884	0.3%
Other Securities		6,622,281	0.8%

TOTAL BELGIUM		8,648,165	1.1%

BRAZIL — (1.0%)
Other Securities		7,352,025	0.9%

CANADA — (7.4%)
AltaGas Ltd.	70,673	1,463,027	0.2%
ARC Resources Ltd.	142,602	1,367,716	0.2%
iA Financial Corp., Inc.	24,644	1,457,811	0.2%
Shaw Communications, Inc., Class B	49,246	1,420,255	0.2%
Teck Resources Ltd., Class B	76,113	2,123,553	0.3%
Tourmaline Oil Corp.	71,093	2,569,481	0.3%
West Fraser Timber Co. Ltd.	20,594	1,648,884	0.2%
Other Securities		44,965,737	5.8%

TOTAL CANADA		57,016,464	7.4%

CHILE — (0.1%)
Other Securities		816,463	0.1%

CHINA — (7.8%)
Other Securities		60,540,022	7.8%

COLOMBIA — (0.0%)
Other Securities		304,870	0.0%

DENMARK — (2.0%)
Danske Bank AS	118,281	2,001,506	0.3%
Pandora AS	19,199	2,686,623	0.3%
Other Securities		10,867,086	1.4%

TOTAL DENMARK		15,555,215	2.0%

FINLAND — (1.7%)
Stora Enso Oyj, Class R	153,018	2,546,146	0.3%
Wartsila OYJ Abp	99,593	1,381,184	0.2%

8

WORLD EX U.S. TARGETED VALUE PORTFOLIO

CONTINUED

	Shares	Value»	Percentage of Net Assets‡
FINLAND — (Continued)
Other Securities		$8,895,902	1.2%

TOTAL FINLAND		12,823,232	1.7%

FRANCE — (4.3%)
Arkema SA	14,173	1,938,781	0.3%
Bouygues SA	57,680	2,336,923	0.3%
Carrefour SA	164,313	2,974,699	0.4%
Eiffage SA	17,749	1,826,819	0.2%
Faurecia SE	26,729	1,396,002	0.2%
* Renault SA	40,848	1,471,920	0.2%
Rexel SA	82,278	1,635,374	0.2%
SCOR SE	44,209	1,488,302	0.2%
Other Securities		18,447,705	2.3%

TOTAL FRANCE		33,516,525	4.3%

GERMANY — (4.7%)
* Commerzbank AG	248,787	1,816,861	0.2%
Covestro AG	45,722	2,927,974	0.4%
Evonik Industries AG	51,214	1,659,375	0.2%
GEA Group AG	33,066	1,628,539	0.2%
KION Group AG	14,834	1,620,299	0.2%
Other Securities		26,868,680	3.5%

TOTAL GERMANY		36,521,728	4.7%

GREECE — (0.1%)
Other Securities		924,680	0.1%

HONG KONG — (1.8%)
New World Development Co. Ltd.	335,000	1,453,039	0.2%
Other Securities		12,392,942	1.6%

TOTAL HONG KONG		13,845,981	1.8%

HUNGARY — (0.0%)
Other Security		9,822	0.0%

INDIA — (4.0%)
Other Securities		31,171,244	4.0%

INDONESIA — (0.5%)
Other Securities		3,891,457	0.5%

IRELAND — (0.5%)
Other Securities		3,704,703	0.5%

ISRAEL — (1.1%)
Other Securities		8,368,475	1.1%

ITALY — (2.7%)
* Mediobanca Banca di Credito Finanziario SpA	153,011	1,825,838	0.3%
Other Securities		19,037,689	2.4%

TOTAL ITALY		20,863,527	2.7%

9

WORLD EX U.S. TARGETED VALUE PORTFOLIO

CONTINUED

	Shares	Value»	Percentage of Net Assets‡
JAPAN — (15.4%)
Other Securities		$119,271,798	15.4%

MALAYSIA — (0.5%)
Other Securities		3,689,742	0.5%

MEXICO — (0.6%)
Other Securities		4,393,903	0.6%

NETHERLANDS — (1.9%)
ABN AMRO Bank NV	106,397	1,564,856	0.2%
ASR Nederland NV	40,090	1,873,975	0.3%
Signify NV	30,082	1,457,665	0.2%
Other Securities		9,643,098	1.2%

TOTAL NETHERLANDS		14,539,594	1.9%

NEW ZEALAND — (0.4%)
Other Securities		3,010,910	0.4%

NORWAY — (0.8%)
Other Securities		5,808,156	0.8%

PHILIPPINES — (0.2%)
Other Securities		1,420,218	0.2%

POLAND — (0.4%)
Other Securities		2,737,875	0.4%

PORTUGAL — (0.3%)
Other Securities		2,501,583	0.3%

QATAR — (0.2%)
Other Securities		1,356,734	0.2%

RUSSIA — (0.2%)
Other Securities		1,768,272	0.2%

SAUDI ARABIA — (0.8%)
Other Securities		6,256,569	0.8%

SINGAPORE — (0.6%)
Other Securities		4,506,234	0.6%

SOUTH AFRICA — (1.3%)
Other Securities		9,950,622	1.3%

SOUTH KOREA — (4.8%)
Other Securities		37,409,732	4.8%

SPAIN — (1.3%)
Other Securities		10,323,216	1.3%

SWEDEN — (2.6%)
Other Securities		19,693,997	2.5%

10

WORLD EX U.S. TARGETED VALUE PORTFOLIO

CONTINUED

	Shares	Value»	Percentage of Net Assets‡
SWITZERLAND — (4.5%)
Adecco Group AG	28,434	$1,432,506	0.2%
Baloise Holding AG	14,424	2,298,609	0.3%
Julius Baer Group Ltd.	22,070	1,596,369	0.2%
Swatch Group AG	5,346	1,471,457	0.2%
Swiss Life Holding AG	8,166	4,479,592	0.6%
Swiss Prime Site AG	16,803	1,708,299	0.2%
Other Securities		21,707,707	2.8%

TOTAL SWITZERLAND		34,694,539	4.5%

TAIWAN — (5.3%)
Other Securities		40,859,075	5.3%

THAILAND — (0.7%)
Other Securities		5,632,336	0.7%

TURKEY — (0.2%)
Other Securities		1,281,883	0.2%

UNITED ARAB EMIRATES — (0.2%)
Other Securities		1,637,691	0.2%

UNITED KINGDOM — (9.1%)
Abrdn Plc	472,098	1,641,058	0.2%
Barratt Developments PLC	163,164	1,481,215	0.2%
Bellway PLC	38,125	1,729,879	0.2%
Berkeley Group Holdings PLC	25,424	1,516,492	0.2%
DS Smith PLC	320,646	1,682,004	0.2%
J Sainsbury PLC	413,448	1,693,425	0.2%
Man Group PLC	421,779	1,339,661	0.2%
* Meggitt PLC	160,054	1,643,244	0.2%
Melrose Industries PLC	822,434	1,774,439	0.2%
Taylor Wimpey PLC	724,219	1,532,309	0.2%
Other Securities		54,500,003	7.1%

TOTAL UNITED KINGDOM		70,533,729	9.1%

UNITED STATES — (0.0%)
Other Security		98,217	0.0%

TOTAL COMMON STOCKS		764,186,542	98.7%

PREFERRED STOCKS — (0.4%)
AUSTRALIA — (0.0%)
Other Security		3,921	0.0%

BRAZIL — (0.1%)
Other Securities		854,804	0.1%

COLOMBIA — (0.0%)
Other Security		80,652	0.0%

GERMANY — (0.3%)
Other Securities		2,376,657	0.3%

11

WORLD EX U.S. TARGETED VALUE PORTFOLIO

CONTINUED

	Shares	Value»	Percentage of Net Assets‡
PHILIPPINES — (0.0%)
Other Security		$19,673	0.0%

SOUTH KOREA — (0.0%)
Other Security		33,031	0.0%

THAILAND — (0.0%)
Other Security		56,706	0.0%

TOTAL PREFERRED STOCKS		3,425,444	0.4%

RIGHTS/WARRANTS — (0.0%)
AUSTRIA — (0.0%)
Other Security		449	0.0%

CANADA — (0.0%)
Other Security		25,832	0.0%

NEW ZEALAND — (0.0%)
Other Security		1,329	0.0%

PORTUGAL — (0.0%)
Other Security		578	0.0%

SOUTH KOREA — (0.0%)
Other Securities		1,287	0.0%

SPAIN — (0.0%)
Other Security		12,952	0.0%

TAIWAN — (0.0%)
Other Securities		929	0.0%

THAILAND — (0.0%)
Other Securities		55,227	0.0%

TOTAL RIGHTS/WARRANTS		98,583	0.0%

TOTAL INVESTMENT SECURITIES (Cost $676,407,653)		767,710,569

		Value†

SECURITIES LENDING COLLATERAL — (0.7%)
@§ The DFA Short Term Investment Fund	443,814	5,134,932	0.7%

TOTAL INVESTMENTS — (100.0%) (Cost $681,541,575)		$772,845,501	99.8%

12

WORLD EX U.S. TARGETED VALUE PORTFOLIO

CONTINUED

As of October 31, 2021, World ex U.S. Targeted Value Portfolio had entered into the following outstanding futures contracts:

Description	Number of Contracts	Expiration Date	Notional Value	Market Value	Unrealized Appreciation (Depreciation)
Long Position Contracts:
S&P 500® Emini Index	7	12/17/21	$1,562,741	$1,608,950	$46,209

Total Futures Contracts			$1,562,741	$1,608,950	$46,209

Summary of the Portfolio’s investments as of October 31, 2021, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	—	$38,101,557	—	$38,101,557
Austria	—	6,833,762	—	6,833,762
Belgium	$241,068	8,407,097	—	8,648,165
Brazil	7,352,025	—	—	7,352,025
Canada	56,898,445	118,019	—	57,016,464
Chile	3,105	813,358	—	816,463
China	2,250,033	57,432,324	$857,665	60,540,022
Colombia	304,870	—	—	304,870
Denmark	—	15,555,215	—	15,555,215
Finland	—	12,823,232	—	12,823,232
France	—	33,516,525	—	33,516,525
Germany	571,526	35,950,202	—	36,521,728
Greece	—	924,680	—	924,680
Hong Kong	258,081	13,562,738	25,162	13,845,981
Hungary	—	9,822	—	9,822
India	23,762	31,147,294	188	31,171,244
Indonesia	—	3,871,972	19,485	3,891,457
Ireland	—	3,704,703	—	3,704,703
Israel	409,836	7,958,639	—	8,368,475
Italy	789,068	20,074,459	—	20,863,527
Japan	720,515	118,551,283	—	119,271,798
Malaysia	—	3,689,742	—	3,689,742
Mexico	4,304,332	89,571	—	4,393,903
Netherlands	586,149	13,953,445	—	14,539,594
New Zealand	—	3,010,910	—	3,010,910
Norway	—	5,808,156	—	5,808,156
Philippines	—	1,420,218	—	1,420,218
Poland	—	2,737,875	—	2,737,875
Portugal	—	2,501,583	—	2,501,583
Qatar	—	1,356,734	—	1,356,734
Russia	1,488,661	279,611	—	1,768,272
Saudi Arabia	—	6,256,569	—	6,256,569
Singapore	—	4,480,771	25,463	4,506,234
South Africa	226,692	9,723,930	—	9,950,622
South Korea	—	37,383,062	26,670	37,409,732
Spain	—	10,323,216	—	10,323,216
Sweden	84,991	19,609,006	—	19,693,997
Switzerland	215,815	34,478,724	—	34,694,539
Taiwan	—	40,854,639	4,436	40,859,075
Thailand	5,632,336	—	—	5,632,336

13

WORLD EX U.S. TARGETED VALUE PORTFOLIO

CONTINUED

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Turkey	—	$1,281,883	—	$1,281,883
United Arab Emirates	—	1,637,691	—	1,637,691
United Kingdom	$1,006,889	69,526,840	—	70,533,729
United States	98,217	—	—	98,217
Preferred Stocks
Australia	—	3,921	—	3,921
Brazil	854,804	—	—	854,804
Colombia	80,652	—	—	80,652
Germany	—	2,376,657	—	2,376,657
Philippines	—	19,673	—	19,673
South Korea	—	33,031	—	33,031
Thailand	56,706	—	—	56,706
Rights/Warrants
Austria	—	449	—	449
Canada	—	25,832	—	25,832
New Zealand	—	1,329	—	1,329
Portugal	—	578	—	578
South Korea	—	1,287	—	1,287
Spain	—	12,952	—	12,952
Taiwan	—	929	—	929
Thailand	—	55,227	—	55,227
Securities Lending Collateral	—	5,134,932	—	5,134,932
Futures Contracts**	46,209	—	—	46,209

TOTAL	$84,504,787	$687,427,854	$959,069^	$772,891,710

**	Valued at the unrealized appreciation/(depreciation) on the investment.
^	A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the reporting period in relation to net assets.

See accompanying Notes to Financial Statements.

14

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENT OF ASSETS AND LIABILITIES

OCTOBER 31, 2021

(Amounts in thousands, except share and per share amounts)

World ex U.S. Targeted Value Portfolio*
ASSETS:
Investment Securities at Value (including $12,661 of securities on loan, respectively)	$767,711
Collateral from Securities on Loan Invested in Affiliate at Value (including cost of $5,134)	5,135
Segregated Cash for Futures Contracts	81
Foreign Currencies at Value	1,370
Cash	3,176
Receivables:
Investment Securities Sold	2,186
Dividends, Interest and Tax Reclaims	2,563
Securities Lending Income	40
Fund Shares Sold	196
Futures Margin Variation	3
Prepaid Expenses and Other Assets	18

Total Assets	782,479

LIABILITIES:
Payables:
Upon Return of Securities Loaned	5,134
Investment Securities Purchased	1,517
Fund Shares Redeemed	22
Due to Advisor	294
Unrealized Loss on Foreign Currency Contracts	2
Deferred Taxes Payable	963
Accrued Expenses and Other Liabilities	223

Total Liabilities	8,155

NET ASSETS	$774,324

SHARES OUTSTANDING, $0.01 PAR VALUE (1)	50,653,440

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$15.29

Investment Securities at Cost	$676,408

Foreign Currencies at Cost	$1,252

NET ASSETS CONSIST OF:
Paid-In Capital	$645,038
Total Distributable Earnings (Loss)	129,286

NET ASSETS	$774,324

(1) NUMBER OF SHARES AUTHORIZED	1,000,000,000

*	See Note J in the Notes to Financial Statements for additional information about securities lending collateral.

See accompanying Notes to Financial Statements.

15

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2021

(Amounts in thousands)

World ex U.S. Targeted Value Portfolio#
Investment Income
Dividends (Net of Foreign Taxes Withheld of $2,094)	$19,269
Income from Securities Lending	340

Total Investment Income	19,609

Fund Expenses
Investment Management Fees	3,369
Accounting & Transfer Agent Fees	172
Custodian Fees	212
Filing Fees	72
Shareholders’ Reports	21
Directors’/Trustees’ Fees & Expenses	8
Professional Fees	37
Other	29

Total Fund Expenses	3,920

Fees Paid Indirectly (Note C)	1

Net Expenses	3,919

Net Investment Income (Loss)	15,690

Realized and Unrealized Gain (Loss)
Net Realized Gain (Loss) on:
Investment Securities Sold**	42,367
Futures	81
Foreign Currency Transactions	(148)
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	161,265
Affiliated Investment Companies Shares	1
Futures	46
Translation of Foreign Currency-Denominated Amounts	(40)

Net Realized and Unrealized Gain (Loss)	203,572

Net Increase (Decrease) in Net Assets Resulting from Operations	$219,262

**	Net of foreign capital gain taxes withheld of $341.
#	Portion of income is from investment in affiliated fund.

See accompanying Notes to Financial Statements.

16

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	World ex U.S. Targeted Value Portfolio
	Year Ended Oct 31, 2021	Year Ended Oct 31, 2020
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$15,690	$10,003
Net Realized Gain (Loss) on:
Investment Securities Sold*,**	42,367	(3,499)
Affiliated Investment Companies Shares Sold	—	1
Futures	81	620
Foreign Currency Transactions	(148)	(39)
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	161,265	(57,660)
Affiliated Investment Companies Shares	1	—
Futures	46	—
Translation of Foreign Currency-Denominated Amounts	(40)	3

Net Increase (Decrease) in Net Assets Resulting from Operations	219,262	(50,571)

Distributions:
Institutional Class Shares	(13,862)	(14,025)
Capital Share Transactions (1):
Shares Issued	137,451	398,401
Shares Issued in Lieu of Cash Distributions	13,840	14,004
Shares Redeemed	(90,425)	(372,797)

Net Increase (Decrease) from Capital Share Transactions	60,866	39,608

Total Increase (Decrease) in Net Assets	266,266	(24,988)
Net Assets
Beginning of Year	508,058	533,046

End of Year	$774,324	$508,058

(1) Shares Issued and Redeemed:
Shares Issued	9,413	41,119
Shares Issued in Lieu of Cash Distributions	921	1,198
Shares Redeemed	(6,235)	(38,566)

Net Increase (Decrease) from Shares Issued and Redeemed	4,099	3,751

*	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2021 of $341.
**	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2020 of $0.

See accompanying Notes to Financial Statements.

17

DFA INVESTMENT DIMENSIONS GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

	World Ex U.S. Targeted Value Portfolio
	Year Ended Oct 31, 2021	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2018	Year Ended Oct 31, 2017
Net Asset Value, Beginning of Year	$10.91	$12.45	$12.52	$15.06	$12.04

Income from Investment Operations (A)
Net Investment Income (Loss)	0.32	0.23	0.32	0.31	0.28
Net Gains (Losses) on Securities (Realized and Unrealized)	4.34	(1.45)	0.26	(2.29)	3.01

Total from Investment Operations	4.66	(1.22)	0.58	(1.98)	3.29

Less Distributions:
Net Investment Income	(0.28)	(0.21)	(0.29)	(0.30)	(0.27)
Net Realized Gains	—	(0.11)	(0.36)	(0.26)	—

Total Distributions	(0.28)	(0.32)	(0.65)	(0.56)	(0.27)

Net Asset Value, End of Year	$15.29	$10.91	$12.45	$12.52	$15.06

Total Return	42.81%	(9.96%)	4.99%	(13.56%)	27.61%

Net Assets, End of Year (thousands)	$774,324	$508,058	$533,046	$460,155	$466,504
Ratio of Expenses to Average Net Assets *	0.55%	0.64%	0.68%	0.66%	0.67%
Ratio of Expenses to Average Net Assets (Excluding Fees Waived, Expenses Reimbursed by Advisor and Fees Paid Indirectly) *	0.55%	0.64%	0.69%	0.66%	0.67%
Ratio of Net Investment Income to Average Net Assets	2.20%	2.02%	2.58%	2.08%	2.04%
Portfolio Turnover Rate	28%	22%	27%	24%	17%

See page 1 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

18

DFA INVESTMENT DIMENSIONS GROUP INC.

NOTES TO FINANCIAL STATEMENTS

A. Organization:

DFA Investment Dimensions Group Inc. (the “Fund”) is an open-end management investment company registered under the Investment Company Act of 1940, whose shares are generally offered to institutional investors, retirement plans and clients of registered investment advisors. The Fund consists of one hundred operational portfolios, one of which, World ex U.S. Targeted Value Portfolio (the “Portfolio”), is included in this section of the report. The remaining portfolios are presented in separate reports. The Portfolio is an investment company, and accordingly, follows the accounting and reporting guidance under the Financial Accounting Standards Board (“FASB”) Accounting Standards Certification (“ASC”), Topic 946, “Financial Services-Investment Companies.”

B. Significant Accounting Policies:

The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Fund in preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates, and those differences could be material.

1. Security Valuation: The Portfolio uses a fair value hierarchy, which prioritizes the inputs-to-valuation techniques used to measure fair value into three broad levels described below:

•	Level 1 – inputs are quoted prices in active markets for identical securities (including equity securities, open-end investment companies, and futures contracts)

•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

Securities held by the Portfolio, including over-the-counter securities, are valued at the last quoted sale price of the day. International equity securities are subject to a fair value factor, as described later in this note. Securities held by the Portfolio that are listed on Nasdaq are valued at the Nasdaq Official Closing Price (“NOCP”). If there is no last reported sale price or NOCP for the day, the Portfolio values the securities within the range of the most recent quoted bid and ask prices. Price information on listed securities is taken from the exchange where the security is primarily traded. Generally, securities issued by open-end management investment companies are valued using their respective net asset values or public offering prices, as appropriate, for purchase orders placed at the close of the New York Stock Exchange (NYSE). These securities are generally categorized as Level 1 in the hierarchy.

Securities for which no market quotations are readily available (including restricted securities), or for which market quotations have become unreliable, are valued in good faith at fair value in accordance with procedures adopted by the Board of Directors of the Fund. Fair value pricing may also be used if events that have a significant effect on the value of an investment (as determined in the discretion of Dimensional Fund Advisors LP) occur before the net asset value of the Portfolio is calculated. When fair value pricing is used, the prices of securities used by the Portfolio may differ from the quoted or published prices for the same securities on their primary markets or exchanges. These securities are generally categorized as Level 2 or Level 3 in the hierarchy.

The Portfolio will also apply a fair value price in the circumstances described below. Generally, trading in foreign securities markets is completed each day at various times prior to the close of the NYSE. For example, trading in the Japanese securities markets is completed each day at the close of the Tokyo Stock Exchange (normally, 2:00 a.m. ET), which is fourteen hours before the close of the NYSE (normally, 4:00 p.m. ET) and the time that the net asset value of the Portfolio is computed. Due to the time differences between the closings of the relevant foreign securities

19

exchanges and the pricing of the Portfolio’s shares (at the close of the NYSE), the Portfolio will fair-value its foreign investments when it is determined that the market quotations for the foreign investments are either unreliable or not readily available. The fair value prices will attempt to reflect the impact of the U.S. financial markets’ perceptions and trading activities on the Portfolio’s foreign investments since the last calculated closing prices of the foreign investments on their primary foreign securities markets or exchanges. For these purposes, the Board of Directors of the Fund has determined that movements in relevant indices or other appropriate market indicators, after the close of the Tokyo Stock Exchange or the London Stock Exchange, demonstrate that market quotations may be unreliable. Fair valuation of portfolio securities may occur on a daily basis. The fair value pricing by the Portfolio uses data furnished by an independent pricing service (and that data draws upon, among other information, the market values of foreign investments). When the Portfolio uses fair value pricing, the values assigned to the Portfolio’s foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges. These securities are generally categorized as Level 2 in the hierarchy.

Futures contracts held by the Portfolio are valued using the settlement price established each day on the exchange on which they are traded. These valuations are generally categorized as Level 1 in the hierarchy. Over-the-counter derivative contracts, which include forward currency contracts, do not require material subjectivity as pricing inputs are observed from quoted markets and are categorized as Level 2 in the hierarchy.

A summary of the inputs used to value the Portfolio’s investments by each major security type, industry and/or country is disclosed previously in this note. A valuation hierarchy table has been included at the end of the Summary Schedules of Portfolio Holdings. The methodology or inputs used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

2. Foreign Currency Translation: Securities and other assets and liabilities of the Portfolio whose values are initially expressed in foreign currencies are translated to U.S. dollars using the mean between the most recent bid and ask prices for the U.S. dollar as quoted by generally recognized reliable sources. To facilitate this translation, the Portfolio enters into foreign currency contracts. A foreign currency contract is a spot agreement between two parties to buy and sell currencies at current market exchange rates, for settlement generally within two business days. Dividend and interest income and certain expenses are translated to U.S. dollars at the rate of exchange on their respective accrual dates. Receivables and payables denominated in foreign currencies are marked-to-market daily based on daily exchange rates and exchange gains or losses are realized upon ultimate receipt or disbursement.

The Portfolio does not isolate the effect of foreign exchange rate fluctuations from the effect of fluctuations in the market prices of securities, whether realized or unrealized.

Realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates of securities transactions, and the difference between amounts of interest, dividends and any foreign withholding taxes recorded on the books of the Portfolio, and the U.S. dollar equivalent amounts actually received or paid.

3. Deferred Compensation Plan: Each eligible Director of the Fund may elect to participate in the Fee Deferral Plan for Independent Directors and Trustees (the “Plan”). Under the Plan, effective January 1, 2002, such Directors may defer payment of all or a portion of their total fees earned as a Director. These deferred amounts may be treated as though such amounts had been invested in shares of the following funds: the U.S. Large Cap Value Portfolio, U.S. Core Equity 1 Portfolio, U.S. Large Company Portfolio, U.S. Vector Equity Portfolio, U.S. Micro Cap Portfolio, DFA International Value Portfolio, International Core Equity Portfolio, Emerging Markets Portfolio, Emerging Markets Core Equity Portfolio, DFA Inflation-Protected Securities Portfolio, and/or DFA Two-Year Global Fixed Income Portfolio. Contributions made under the Plan and the change in unrealized appreciation (depreciation) and income are included in Directors’/ Trustees’ Fees & Expenses.

The Directors may receive their distributions of proceeds by one of the following methods: lump sum, annual installments over a period of agreed-upon years, or quarterly installments over a period of agreed-upon years. Each Director shall have the right in a notice of election (the “Notice”) to defer the receipt of the Director’s deferred compensation until a date specified by such Director in the Notice, which date may not be sooner than the earlier of: (i) the first business day of January following the year in which such Director ceases to be a member of the Board of Directors of the Fund; and (ii) five years following the effective date of the Director’s first deferral election. If a

20

Director who elects to defer fees fails to designate in the Notice a time or date as of which payment of the Director’s deferred fee account shall commence, payment of such amount shall commence as of the first business day of January following the year in which the Director ceases to be a member of the Board (unless the Director files an amended Notice selecting a different distribution date).

4. Other: Security transactions are accounted for as of the trade date. Costs used in determining realized gains and losses on the sale of investment securities and foreign currency are accounted for on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments or as a realized gain, respectively. The Portfolio estimates the character of received distributions that may be considered return of capital distributions. Interest income is recorded on an accrual basis. Discount and premium on debt securities purchased are amortized over the lives of the respective securities, using the effective interest method. Expenses directly attributable to the Portfolio are directly charged. Common expenses of the Fund or the Portfolio are allocated using methods approved by the Board, generally based on average net assets.

The Portfolio may be subject to taxes imposed by countries in which they invest with respect to its investments in issuers existing or operating in such countries. Such taxes are generally based on income earned or repatriated and capital gains realized on the sale of such investments. The Portfolio accrues such taxes when the related income or capital gains are earned or throughout the holding period. Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales earned by foreign investors. Additionally, if there is a deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

World ex U.S. Targeted Value Portfolio is subject to tax on short-term and long-term capital gains for investments in India. Such taxes are accrued on a daily basis and due upon sale of individual securities.

C. Investment Advisor:

The Advisor, Dimensional Fund Advisors LP, provides investment management services to the Portfolio. For the year ended October 31, 2021, the Portfolio’s investment management fees were accrued daily and paid monthly to the Advisor based on the following effective annual rate of average daily net assets:

World ex U.S. Targeted Value Portfolio	0.47	%*

*	Effective as of February 28, 2021, the management fee payable by the World ex U.S. Targeted Value Portfolio was reduced from 0.53% to 0.45%.

Pursuant to an Amended and Restated Fee Waiver and/or Expense Assumption Agreement (the “Fee Waiver Agreement”), the Advisor has contractually agreed to waive certain fees, and in certain instances, assume certain expenses of the World ex U.S. Targeted Value Portfolio, as described in the notes below. The Fee Waiver Agreement for the Portfolio will remain in effect through February 28, 2022, may only be terminated by the Fund’s Board of Directors prior to that date and shall continue in effect from year to year thereafter unless terminated by the Fund or the Advisor. During the year ended October 31, 2021, the World ex U.S. Targeted Value Portfolio had an expense limit based on a percentage of average net assets on an annualized basis, and the Advisor recovered previously waived fees and/or assumed expenses (amounts in thousands), as listed below. The net amount of waived fees/expenses assumed (recovered previously waived fees/expenses assumed) during the year ended October 31, 2021, and the previously waived fees/expenses assumed subject to future recovery by the Advisor as of October 31, 2021, are also reflected below (amounts in thousands). At any time that the Portfolio Expenses (defined below) of a class of the Portfolio are less than the applicable Expense Limitation Amount listed below, the Advisor retains the right to recover fees previously waived and/or expenses previously assumed to the extent that the expense ratio following such recovery would be less than the Expense Limitation Amount that was in place when such prior year fees were waived and/or expenses assumed, and less than the current Expense Limitation Amount in place for the Portfolio. The Fund, on behalf of the World ex U.S. Targeted Value Portfolio, is also not obligated to reimburse the Advisor for fees previously waived or expenses previously assumed by the Advisor more than thirty-six months before the date of

21

recovery. The Advisor shall also not be reimbursed for any management fees previously waived to offset the World ex U.S. Targeted Value Portfolio’s proportionate share of the management fees paid by the Portfolio through its investment in other funds managed by the Advisor.

Institutional Class Shares	Expense Limitation Amount	Total Management Fee Limit	Recovery of Previously Waived Fees/ Expenses Assumed	Waived Fees/ Expenses Assumed	Previously Waived Fees/ Expenses Assumed Subject to Future Recovery
World ex U.S. Targeted Value Portfolio (1)	0.80%	0.45%	—	—	—

(1)

Effective February 28, 2021, the Advisor has contractually agreed to waive up to the full amount of the Portfolio’s management fee of 0.45% to the extent necessary to offset the proportionate share of the management fees paid by the Portfolio through its investment in other funds managed by the Advisor, except for the fees paid through its investment of securities lending cash collateral in the Money Market Series (the “Total Management Fee Limit”). From February 28, 2020 to February 27, 2021, the Total Management Fee Limit was 0.53%. Prior to February 28, 2020, the Total Management Fee Limit was 0.58%. In addition, under the Fee Waiver Agreement, the Advisor has also agreed to waive all or a portion of the management fee and to assume the ordinary operating expenses of a class of the Portfolio (including expenses incurred through its investment in other investment companies but excluding the expenses that the Portfolio incurs indirectly through investment of its securities lending cash collateral in the Money Market Series) (“Portfolio Expenses”) to the extent necessary to limit the Portfolio Expenses of a class of the Portfolio to the rate listed above as a percentage of the average net assets of a class of the Portfolio on an annualized basis (the “Expense Limitation Amount”).

Earned Income Credit:

Additionally, the Portfolio has entered into an arrangement with its custodian whereby net interest earned on uninvested cash balances was used to reduce a portion of the Portfolio’s custody expenses. Custody expense in the accompanying financial statements is presented before reduction for credits. The impact of such credits is generally less than one basis point of the Portfolio’s net assets. During the year ended October 31, 2021, expenses reduced were as follows (amounts in thousands):

Fees Paid Indirectly
World ex U.S. Targeted Value Portfolio	$1

Fees Paid to Officers and Directors/Trustees:

Certain Officers and Directors of the Advisor are also Officers and Directors of the Fund; however, such Officers and Directors (with the exception of the Chief Compliance Officer (“CCO”)) receive no compensation from the Fund. For the year ended October 31, 2021, the total related amount paid by the Fund to the CCO was $133 (in thousands). The total related amounts paid by the Portfolio is included in Other Expenses on the Statement of Operations.

D. Deferred Compensation:

As of October 31, 2021, the total liability for deferred compensation to Directors is included in Accrued Expenses and Other Liabilities on the Statement of Assets and Liabilities as follows (amount in thousands):

World ex U.S. Targeted Value Portfolio	$9

E. Purchases and Sales of Securities:

For the year ended October 31, 2021, the Portfolio made the following purchases and sales of investment securities, other than short-term securities, in-kind redemptions and U.S. Government securities (amounts in thousands):

	Other Investment Securities
	Purchases	Sales
World ex U.S. Targeted Value Portfolio	$259,219	$192,533

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Other Investment Securities
Purchases	Sales

There were no purchases or sales of long-term U.S. government securities.

For the year ended October 31, 2021, transactions related to Affiliated Investment Companies, excluding in-kind redemptions, are presented below.

The amounts presented below may differ from the respective amounts presented in the corresponding Summary Schedule of Portfolio Holdings, Statement of Assets and Liabilities or Statement of Operations due to rounding. The amounts are as follows (amounts in thousands):

	Balance at October 31, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ Depreciation	Balance at October 31, 2021	Shares as of October 31, 2021	Dividend Income	Capital Gain Distributions
World ex U.S. Targeted Value Portfolio
The DFA Short Term Investment Fund	$3,599	$22,586	$21,051	—	$1	$5,135	444	$2	—

Total	$3,599	$22,586	$21,051	—	$1	$5,135	444	$2	—

F. Federal Income Taxes:

The Portfolio has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for federal income tax purposes and to distribute substantially all of its taxable income and net capital gains to shareholders. Accordingly, no provision has been made for federal income taxes.

Distributions from net investment income and net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent that these differences are permanent, they are charged or credited to paid-in capital or distributable earnings, undistributed net investment income or accumulated net realized gains or losses, as appropriate, in the period that the differences arise. Accordingly, the permanent differences as of October 31, 2021, can occur as a result of realized gains on securities considered to be “passive foreign investment companies,” net foreign currency gains/losses, non deductible expenses, foreign capital gains tax, and the use of accumulated earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction for income tax purposes, and were reclassified to the accounts mentioned above. These reclassifications had no effect on net assets or net asset value per share.

The tax character of dividends and distributions declared and paid during the years ended October 31, 2020, and October 31, 2021, were as follows (amounts in thousands):

	Net Investment Income and Short-Term Capital Gains	Long-Term Capital Gains	Tax Exempt Income	Total
World ex U.S. Targeted Value Portfolio
2020	$9,362	$4,663	—	$14,025
2021	13,860	—	—	13,860

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As of October 31, 2021, the following net investment income and short-term capital gains and long-term capital gains distributions designated for federal income tax purposes are due to the use of accumulated earnings and profits distributed to shareholders upon redemption of shares (amounts in thousands):

	Net Investment Income and Short-Term Capital Gains	Long-Term Capital Gains	Total
World ex U.S. Targeted Value Portfolio	$(1,785)	$(694)	$(2,479)

As of October 31, 2021, the components of distributable earnings (accumulated losses) were as follows (amounts in thousands):

	Undistributed Net Investment Income and Short-Term Capital Gains	Undistributed Long-Term Capital Gains	Unrealized Appreciation (Depreciation)	Total Net Distributable Earnings (Accumulated Losses)
World ex U.S. Targeted Value Portfolio	$3,096	$36,223	$89,973	$129,292

For federal income tax purposes, the Fund measures its capital loss carryforwards annually at October 31, its fiscal year end. Capital loss carryforwards may be carried forward and applied against future capital gains. As of October 31, 2021, the Portfolio did not have any capital loss carryforwards available to offset future realized capital gains.

During the year ended October 31, 2021, the Portfolio used the following capital loss carryforwards to offset realized capital gains for federal income tax purposes (amount in thousands):

World ex U.S. Targeted Value Portfolio	$3,451

As of October 31, 2021, the total cost and aggregate gross unrealized appreciation (depreciation) of securities for federal income tax purposes were different from amounts reported for financial reporting purposes, as follows (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
World ex U.S. Targeted Value Portfolio	$682,005	$146,350	$(55,394)	$90,956

The difference between GAAP-basis and tax-basis unrealized gain (losses) can occur as a result of wash sales and investments in passive foreign investment companies.

ASC 740 Accounting for Uncertainty in Income Taxes sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed the Portfolio’s tax positions and has concluded that no additional provision for income tax is required in the Portfolio’s financial statements. The Portfolio is not aware of any tax positions for which it is more likely than not that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

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G. Financial Instruments:

In accordance with the Portfolio’s investment objective and policies, the Portfolio may invest in certain financial instruments that have off-balance sheet risk in excess of the amounts recognized in the financial statements and concentrations of credit and market risk. These instruments and their significant corresponding risks are described below:

1. Foreign Market Risks: Investments in foreign markets may involve certain considerations and risks not typically associated with investments in the United States of America, including the possibility of future political and economic developments and the level of foreign governmental supervision and regulation of foreign securities markets. These markets are generally smaller, less liquid and more volatile than the major securities markets in the United States of America. Consequently, acquisition and disposition of international securities held by the Portfolio may be inhibited.

Derivative Financial Instruments:

Summarized below are the specific types of derivative instruments used by the Portfolio.

2. Forward Currency Contracts: The World ex U.S. Targeted Value Portfolio may acquire and sell forward currency contracts to hedge against adverse changes in the relationship of the U.S. dollar to foreign currencies (foreign exchange rate risk). The decision to hedge the Portfolio’s currency exposure with respect to a foreign market will be based primarily on the Portfolio’s existing exposure to a given foreign currency. Each contract is valued daily and the change in value is recorded by the Portfolio as an unrealized gain or loss, which is presented in the Portfolio’s Statement of Operations as the change in unrealized appreciation or depreciation of forward currency contracts. When the contract is closed or offset with the same counterparty, the Portfolio records a realized gain or loss equal to the change in the value of the contract when it was opened and the value at the time it was closed or offset. This is presented in the Statements of Operations as a net realized gain or loss on forward currency contracts.

3. Futures Contracts: The Portfolio may purchase or sell futures contracts and options on futures contracts for equity securities and indices to increase or decrease market exposure based on actual or expected cash inflows to or outflows from the Portfolio. Upon entering into a futures contract, the Portfolio deposits cash or pledges U.S. Government securities to a broker in an amount equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Portfolio as unrealized gains or losses until the contracts are closed. When the contract is closed, the Portfolio records a realized gain or loss, which is presented in the Statement of Operations as a net realized gain or loss on futures, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Risks may arise upon entrance into futures contracts from potential imperfect price correlations between the futures contracts and the underlying securities, from the possibility of an illiquid secondary market for these instruments and from the possibility that the Portfolio could lose more than the initial margin requirements. The Portfolio entering into stock index futures is subject to equity price risk from those futures contracts. Counterparty credit risk related to exchange-traded futures is minimal because the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

The average volume (based on the open positions at each fiscal month-end) of derivative activity for the year ended October 31, 2021 was as follows (amount in thousands):

Futures*
World ex U.S. Targeted Value Portfolio	$810

*	Average Notional Value of futures contracts

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The following is a summary of the Portfolio’s derivative instrument holdings categorized by primary risk exposure as of October 31, 2021 (amounts in thousands):

	Asset Derivatives Value
	Total Value at October 31, 2021	Equity Contracts *,(1)
World ex U.S. Targeted Value Portfolio	$46	$46

(1)	Presented on Statements of Assets and Liabilities as Receivables or Payables: Futures Margin Variation.
*	Includes cumulative appreciation (depreciation) of futures contracts. Only current day’s margin variation is reported within the Statement of Assets and Liabilities.

The following is a summary of the realized and change in unrealized gains and losses from the derivative instrument holdings categorized by primary risk exposure for the year ended October 31, 2021 (amounts in thousands):

	Realized Gain (Loss) on Derivatives
	Total	Equity Contracts (1)
World ex U.S. Targeted Value Portfolio	$81	$81

	Change in Unrealized Appreciation (Depreciation) on Derivatives
	Total	Equity Contracts (2)
World ex U.S. Targeted Value Portfolio	$46	$46

(1)	Presented on Statements of Operations as Net Realized Gain (Loss) on: Futures.
(2)	Presented on Statement of Operations as Change in Unrealized Appreciation (Depreciation) of: Futures.

H. Line of Credit and Interfund Lending Program:

The Fund, together with other Dimensional-advised portfolios, has entered into a $500 million uncommitted, unsecured discretionary line of credit effective April 7, 2021, with its domestic custodian bank. A line of credit with similar terms was in effect through April 7, 2021. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The agreement for the line of credit expires on April 6, 2022.

The Fund, together with other Dimensional-advised portfolios, has also entered into an additional $700 million unsecured line of credit with its international custodian bank effective January 2, 2021. A line of credit with similar terms was in effect through January 2, 2021. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $700 million in the aggregate. Each portfolio is individually, and not jointly, liable for its particular advances under the

26

line of credit. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The line of credit agreement expires on January 1, 2022.

For the year ended October 31, 2021, borrowings by the Portfolio under the lines of credit were as follows (amounts in thousands, except percentages and days):

	Weighted Average Interest Rate	Weighted Average Loan Balance	Number of Days Outstanding*	Interest Expense Incurred	Maximum Amount Borrowed During the Period	Outstanding Borrowings as of 10/31/2021
World ex U.S. Targeted Value Portfolio	0.83%	$361	13	—	$662	—

*	Number of Days Outstanding represents the total of single or consecutive days during the year ended October 31, 2021, that the Portfolio’s available line of credit was used.

Pursuant to an exemptive order issued by the SEC (the “Order”), the Portfolio may participate in an interfund lending program among certain portfolios managed by the Advisor (portfolios that operate as feeder funds do not participate in the program). The program allows the participating portfolios to borrow money from and loan money to each other for temporary or emergency purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending portfolios as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a portfolio may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice.

The Portfolio did not use the interfund lending program during the year ended October 31, 2021.

I. Affiliated Trades:

Cross trades for the year ended October 31, 2021, if any, were executed by the Portfolio pursuant to procedures adopted by the Board of Directors of the Fund to ensure compliance with Rule 17a-7 under the Investment Company Act of 1940 (the “1940 Act”). Cross trading is the buying or selling of portfolio securities between series of investment companies, or between a series of an investment company and another entity, that are or could be considered affiliates by virtue of a common investment advisor (or affiliated investment advisors), common Directors and/or common Officers. At its regularly scheduled meetings, the CCO certifies to the Board that the 17a-7 transactions entered into by the Portfolio complied with the Rule 17a-7 Procedures adopted by the Board of Directors of the Fund.

For the year ended October 31, 2021, cross trades by the Portfolio under Rule 17a-7 were as follows (amounts in thousands):

Portfolio	Purchases	Sales	Realized Gain (Loss)
World ex U.S. Targeted Value Portfolio	$14,619	$26,333	$(1,381)

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J. Securities Lending:

As of October 31, 2021, the Portfolio had securities on loan to brokers/dealers, for which the Portfolio received cash collateral. Additionally, the Portfolio received non-cash collateral consisting of short- and/or long-term U.S. Treasuries and U.S. government agency securities as follows (amount in thousands):

Non-Cash Collateral Market Value
World ex U.S. Targeted Value Portfolio	$8,729

The Portfolio invests the cash collateral, as described below, and records a liability for the return of the collateral, during the period the securities are on loan. Loans of securities are expected at all times to be secured by collateral in an amount (i) equal to at least 100% of the current market value of the loaned securities with respect to securities of the U.S. government or its agencies, (ii) generally equal to 102% of the current market value of the loaned securities with respect to U.S. securities, and (iii) generally equal to 105% of the current market value of the loaned securities with respect to foreign securities. However, daily market fluctuations could cause the Portfolio’s collateral to be lower or higher than the expected thresholds. If this were to occur, the collateral would be adjusted the next business day to ensure adequate collateralization. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. If the borrower fails to return loaned securities, cash collateral being maintained by the borrower is insufficient to cover the value of loaned securities, and such collateral insufficiency is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Portfolio or, at the option of the lending agent, to replace the securities. In the event of the bankruptcy of the borrower, the Portfolio could experience delay in recovering the loaned securities or only recover cash or a security of equivalent value.

Subject to its stated investment policies, the Portfolio will generally invest the cash collateral received for the loaned securities in The DFA Short Term Investment Fund (the ‘‘Money Market Series’’), an affiliated registered money market fund advised by the Advisor for which the Advisor receives a management fee of 0.05% of the average daily net assets of the Money Market Series. Income received from the Money Market Series is netted with fees for securities lending and collateral investment expenses and with other payments to and from borrowers of securities. The Portfolio also may invest the cash collateral received for the loaned securities in securities of the U.S. government or its agencies, repurchase agreements collateralized by securities of the U.S. government or its agencies, and affiliated or unaffiliated money market funds that are registered or unregistered. For purposes of this paragraph, agencies include both agency debentures and agency mortgage-backed securities. Additionally, the Portfolio will be able to terminate the loan at any time and will receive reasonable interest on the loan, as well as amounts equal to any dividends, interest or, other distributions on the loaned securities. However, dividend income received from loaned securities may not be eligible for taxation at qualified dividend income rates.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of October 31, 2021 (amounts in thousands):

	Remaining Contractual Maturity of the Agreements As of October 31, 2021
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions World ex U.S. Targeted Value Portfolio
Common Stocks, Preferred Stocks, Rights/Warrants	$5,134	—	—	—	$5,134

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K. Indemnitees; Contractual Obligations:

Under the Fund’s organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund.

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

L. Recently Issued Accounting Standards and Regulations:

In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. In January 2021, the FASB issued ASU No. 2021-01, with further amendments to Topic 848. The amendments in the ASUs provide optional temporary accounting recognition and financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the LIBOR and other interbank-offered based reference rates as of the end of 2021 and 2023. The ASUs are effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management has reviewed the requirements and believes the adoption of these ASUs will not have a material impact on the Portfolio’s financial statements.

In October 2020, the SEC adopted new regulations governing the use of derivatives by registered investment companies. Rule 18f-4 (the “Derivatives Rule”) imposes limits on the amount of derivatives contracts the Portfolio could enter, eliminate the asset segregation framework currently used by the Portfolio to comply with Section 18 of the 1940 Act, and require funds whose use of derivatives is more than a limited specified exposure to establish and maintain a derivatives risk management program and appoint a derivatives risk manager. The Derivatives Rule became effective February 19, 2021 and the Portfolio is required to comply on August 19, 2022. Management is currently evaluating the effect, if any, the Derivatives Rule will have on the Portfolio.

On December 3, 2020, the SEC adopted new Rule 2a-5 (the “Valuation Rule”) under the Investment Company Act of 1940, establishing an updated regulatory framework for fund valuation. The Valuation Rule, in part, provides a framework for good faith fair value determination and permits a Board to designate fair value determinations to a fund’s investment adviser. Further, the SEC is rescinding previously issued guidance on related issues. The Valuation Rule became effective on March 8, 2021, with a compliance date of September 8, 2022. Management is currently evaluating the Valuation Rule and its effect on the Portfolio.

M. Coronavirus (COVID-19) Pandemic:

The ongoing outbreak of the novel coronavirus, COVID-19, has resulted, at times, in market closures, market volatility, liquidity constraints and increased trading costs. Efforts to contain the spread of COVID-19 have resulted in global travel restrictions and disruptions of healthcare systems, business operations and supply chains, layoffs, reduced consumer demand, defaults and credit rating downgrades, and other significant economic impacts. The effects of COVID-19 have impacted global economic activity and may heighten pre-existing political, social and economic risks, domestically or globally. The full impact of the COVID-19 pandemic is unpredictable and may adversely affect the Portfolio’s performance.

N. Other:

As of October 31, 2021, the following number of shareholders held the following approximate percentages of the Portfolio’s outstanding shares. One or more of the shareholders may be omnibus accounts, which typically hold shares for the benefit of several other underlying investors.

29

	Number of Shareholders	Approximate Percentage of Outstanding Shares
World ex U.S. Targeted Value Portfolio	3	97%

The Portfolio is subject to claims and suits that arise from time to time in the ordinary course of business (for example, ongoing claw back litigation against former shareholders of portfolio companies that filed for bankruptcy, such as The Tribune Company and Nine West). Although management currently believes that resolving claims against the Portfolio, individually or in aggregate, will not have a material adverse impact on the Portfolio’s financial position, results of operations, or cash flows, these matters are subject to inherent uncertainties and management’s view of these matters may change in the future.

On June 3, 2021, President Biden issued an Executive Order titled ”Addressing the Threat from Securities Investments that Finance Certain Companies of the People’s Republic of China” (the “Order”). Effective on August 2, 2021, the Order restricts investment in certain companies identified as “Chinese Military Industrial Complex Companies” (CMICs) by the Office of Foreign Asset Control, an agency of the Department of Treasury and the Department of Defense. As of July 27, 2021, the Portfolio have divested of all publicly traded securities identified as CMIC’s listed in the Order.

O. Subsequent Event Evaluations:

Management has evaluated the impact of all subsequent events on the Portfolio through the date on which the financial statements were issued and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

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Report of Independent Registered Public Accounting Firm

To the Board of Directors of DFA Investment Dimensions Group Inc. and Shareholders of World ex U.S. Targeted Value Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the summary schedule of portfolio holdings of World ex U.S. Targeted Value Portfolio (one of the portfolios constituting DFA Investment Dimensions Group Inc., hereafter referred to as the “Portfolio”) as of October 31, 2021, the related statement of operations for the year ended October 31, 2021, the statement of changes in net assets for each of the two years in the period ended October 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of October 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2021, and the financial highlights for each of the five years in the period ended October 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2021 by correspondence with the custodian, brokers and transfer agent of the investee fund; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania December 22, 2021

We have served as the auditor of one or more investment companies in Dimensional Fund Advisors L.P. investment company group since 1981.

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DFA INVESTMENT DIMENSIONS GROUP INC.

PERFORMANCE CHARTS

(Unaudited)

Tax-Managed U.S. Marketwide Value Portfolio II vs.

Russell 3000® Value Index

October 31, 2011-October 31, 2021

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes.

32

MANAGEMENT’S DISCUSSION AND ANALYSIS

U.S. Equity Market Review	12 Months Ended October 31, 2021

U.S. equities had positive returns for the period. The broad U.S. equity market, as measured by the Russell 3000® Index, gained approximately 43.90%. As measured by Russell indices, small-cap stocks outperformed large-cap stocks, and mid-cap stocks, a subset of the large-cap universe, outperformed large-cap stocks but underperformed small-cap stocks. Value stocks outperformed growth stocks as measured by the Russell indices.

Total Return for 12 Months Ended October 31, 2021

Russell 3000® Index	43.90%
Russell 1000® Index (large-cap stocks)	43.51%
Russell Midcap® Index (mid-cap stocks)	45.40%
Russell 2000® Index (small-cap stocks)	50.80%
Russell Microcap® Index (micro-cap stocks)	62.54%
Dow Jones U.S. Select REIT Index SM	56.10%

Total Return for 12 Months Ended October 31, 2021

Russell 1000® Value Index (large-cap value stocks)	43.76%
Russell 1000® Growth Index (large-cap growth stocks)	43.21%
Russell 2000® Value Index (small-cap value stocks)	64.30%
Russell 2000® Growth Index (small-cap growth stocks)	38.45%

Source: Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes.

Tax-Managed U.S. Marketwide Value Portfolio II

The Tax-Managed U.S. Marketwide Value Portfolio II invests in a broadly diversified group of U.S. low relative price (value) stocks while considering the federal tax implications of investment decisions. The investment strategy is process driven, emphasizing broad diversification with increased exposure to stocks with smaller market capitalizations, lower relative price (value), and higher profitability within the value segment of the U.S. market. As of October 31, 2021, the Portfolio held approximately 1,050 securities. Average cash exposure throughout the year was less than 1% of the Portfolio’s assets.

For the 12 months ended October 31, 2021, total returns were 47.30% for the Portfolio and 44.97% for the Russell 3000® Value Index, the Portfolio’s benchmark. With low relative price (value) stocks outperforming high relative price (growth) stocks, the Master Fund’s greater emphasis on value stocks as compared to the benchmark contributed positively to the Portfolio’s relative performance. The Master Fund’s emphasis on stocks with smaller market capitalizations also contributed positively to relative performance, as small-cap stocks outperformed large-cap stocks. Additionally, the Master Fund’s exclusion of highly regulated utilities contributed positively to relative performance, as utilities generally underperformed.

33

DIMENSIONAL INVESTMENT GROUP INC.

DISCLOSURE OF FUND EXPENSES

(Unaudited)

The following Expense Table is shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports, among others. Operating expenses and legal and audit services, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs, in dollars, of investing in the fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrates your fund’s costs in two ways.

Actual Fund Return

This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and “Expenses Paid During Period” reflects the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes

This section is intended to help you compare your fund’s costs with those of other mutual funds. The hypothetical “Ending Account Value” and “Expenses Paid During Period” are derived from the fund’s actual expense ratio and an assumed 5% annual return before expenses. In this case, because the return used is not the fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% annual return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs, if applicable. The “Annualized Expense Ratio” represents the actual expenses for the six-month period indicated.

Six Months Ended October 31, 2021

EXPENSE TABLE

	Beginning Account Value 05/01/21	Ending Account Value 10/31/21	Annualized Expense Ratio (1)	Expenses Paid During Period (1)
Tax-Managed U.S. Marketwide Value Portfolio II
Actual Fund Return	$1,000.00	$1,049.50	0.23%	$1.19
Hypothetical 5% Annual Return	$1,000.00	$1,024.05	0.23%	$1.17

(1)

Expenses are equal to the fund’s annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (184), then divided by the number of days in the year (365) to reflect the six-month period.

34

DIMENSIONAL INVESTMENT GROUP INC.

DISCLOSURE OF PORTFOLIO HOLDINGS

(Unaudited)

The SEC requires that all funds file a complete Schedule of Investments with the SEC for their first and third fiscal quarters as an exhibit to their reports on Form N-PORT. For Dimensional Investment Group Inc., this would be for the fiscal quarters ending January 31 and July 31. Such Form N-PORT filing must be made within 60 days of the end of the quarter. Dimensional Investment Group Inc. filed its most recent Form N-PORT with the SEC on September 24, 2021. They are available upon request, without charge, by calling collect: (512) 306-7400; by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, TX 78746; or by visiting the SEC’s website at http://www.sec.gov.

SEC regulations permit a fund to include in its reports to shareholders a “Summary Schedule of Portfolio Holdings” in lieu of a full Schedule of Investments. The Summary Schedule of Portfolio Holdings reports the fund’s 50 largest holdings in unaffiliated issuers and any investments that exceed one percent of the fund’s net assets at the end of the reporting period. The regulations also require that the Summary Schedule of Portfolio Holdings identify each category of investments that are held.

A fund is required to file a complete Schedule of Investments with the SEC on Form N-CSR within ten days after mailing the annual and semi-annual reports to shareholders. It will be available upon request, without charge, by calling collect: (512) 306-7400; by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, TX 78746; or by visiting the SEC’s website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The SEC requires that all funds present their categories of portfolio holdings in a table, chart, or graph format in their annual and semi-annual shareholder reports, whether or not a Schedule of Investments is used. The following table, which presents portfolio holdings as a percentage of total investments before short-term investments and collateral for loaned securities, is provided in compliance with this requirement. The categories shown below represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

DOMESTIC EQUITY PORTFOLIO

Tax-Managed U.S. Marketwide Value Portfolio II

Communication Services	12.6%
Consumer Discretionary	7.1%
Consumer Staples	6.3%
Energy	6.4%
Financials	22.8%
Health Care	18.3%
Industrials	14.4%
Information Technology	7.9%
Materials	3.8%
Real Estate	0.3%
Utilities	0.1%

100.0%

35

TAX-MANAGED U.S. MARKETWIDE VALUE PORTFOLIO II

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2021

	Shares	Value†	Percentage of Net Assets‡
COMMON STOCKS — (98.6%)
COMMUNICATION SERVICES — (12.4%)
Activision Blizzard, Inc.	496,359	$38,810,310	0.5%
AT&T, Inc.	6,688,245	168,945,069	2.0%
#* Charter Communications, Inc., Class A	339,394	229,053,617	2.8%
Comcast Corp., Class A	5,581,653	287,064,414	3.5%
* T-Mobile U.S., Inc.	282,437	32,488,728	0.4%
Verizon Communications, Inc.	1,061,429	56,245,123	0.7%
* Walt Disney Co.	589,605	99,684,517	1.2%
Other Securities		133,126,119	1.5%

TOTAL COMMUNICATION SERVICES		1,045,417,897	12.6%

CONSUMER DISCRETIONARY — (7.0%)
* Ford Motor Co.	2,621,330	44,772,316	0.6%
* General Motors Co.	1,095,598	59,633,399	0.7%
Target Corp.	259,962	67,491,334	0.8%
Other Securities		419,072,993	5.0%

TOTAL CONSUMER DISCRETIONARY		590,970,042	7.1%

CONSUMER STAPLES — (6.2%)
Archer-Daniels-Midland Co.	750,362	48,203,255	0.6%
Mondelez International, Inc., Class A	2,081,099	126,405,953	1.5%
Tyson Foods, Inc., Class A	405,030	32,390,249	0.4%
Walmart, Inc.	1,115,621	166,696,090	2.0%
Other Securities		144,644,114	1.7%

TOTAL CONSUMER STAPLES		518,339,661	6.2%

ENERGY — (6.3%)
Chevron Corp.	769,113	88,055,747	1.1%
ConocoPhillips	1,439,649	107,239,454	1.3%
Exxon Mobil Corp.	1,058,240	68,224,733	0.8%
Marathon Petroleum Corp.	1,004,662	66,237,366	0.8%
Phillips 66	723,574	54,108,864	0.7%
Valero Energy Corp.	605,899	46,854,170	0.6%
Other Securities		100,438,700	1.1%

TOTAL ENERGY		531,159,034	6.4%

FINANCIALS — (22.5%)
Bank of America Corp.	5,929,137	283,294,166	3.4%
* Berkshire Hathaway, Inc., Class B	428,203	122,898,543	1.5%
Capital One Financial Corp.	333,920	50,431,938	0.6%
Citigroup, Inc.	1,441,183	99,672,216	1.2%
Goldman Sachs Group, Inc.	198,993	82,253,757	1.0%
JPMorgan Chase & Co.	2,146,505	364,669,734	4.4%
Morgan Stanley	1,127,557	115,890,308	1.4%
PNC Financial Services Group, Inc.	158,525	33,453,531	0.4%
Wells Fargo & Co.	1,288,810	65,935,520	0.8%
Other Securities		672,975,582	8.0%

TOTAL FINANCIALS		1,891,475,295	22.7%

HEALTH CARE — (18.1%)
Abbott Laboratories	915,297	117,972,630	1.4%

36

TAX-MANAGED U.S. MARKETWIDE VALUE PORTFOLIO II

CONTINUED

	Shares	Value†	Percentage of Net Assets‡
HEALTH CARE — (Continued)
Anthem, Inc.	504,640	$219,584,003	2.6%
Bristol-Myers Squibb Co.	676,465	39,505,556	0.5%
Cigna Corp.	285,386	60,961,303	0.7%
CVS Health Corp.	1,510,745	134,879,314	1.6%
Danaher Corp.	375,873	117,185,925	1.4%
Humana, Inc.	198,071	91,738,564	1.1%
Medtronic PLC	814,175	97,587,016	1.2%
Pfizer, Inc.	3,696,959	161,704,987	1.9%
Thermo Fisher Scientific, Inc.	435,609	275,770,990	3.3%
UnitedHealth Group, Inc.	91,816	42,278,514	0.5%
Other Securities		162,901,715	2.1%

TOTAL HEALTH CARE		1,522,070,517	18.3%

INDUSTRIALS — (14.2%)
CSX Corp.	3,024,000	109,378,080	1.3%
Eaton Corp. PLC	265,270	43,705,885	0.5%
FedEx Corp.	144,562	34,048,688	0.4%
Norfolk Southern Corp.	545,229	159,779,358	1.9%
Raytheon Technologies Corp.	360,043	31,993,421	0.4%
Republic Services, Inc.	429,755	57,845,023	0.7%
Trane Technologies PLC	213,109	38,557,811	0.5%
Union Pacific Corp.	258,814	62,477,700	0.8%
Other Securities		655,684,085	7.8%

TOTAL INDUSTRIALS		1,193,470,051	14.3%

INFORMATION TECHNOLOGY — (7.8%)
Intel Corp.	4,073,898	199,621,002	2.4%
Micron Technology, Inc.	878,203	60,683,827	0.7%
Other Securities		394,654,444	4.8%

TOTAL INFORMATION TECHNOLOGY		654,959,273	7.9%

MATERIALS — (3.7%)
Other Securities		315,655,557	3.8%

REAL ESTATE — (0.3%)
Other Securities		24,648,307	0.3%

UTILITIES — (0.1%)
Other Securities		10,201,058	0.1%

TOTAL COMMON STOCKS		8,298,366,692	99.7%

PREFERRED STOCKS — (0.0%)
INDUSTRIALS — (0.0%)
Other Security		355,259	0.0%

TOTAL PREFERRED STOCKS		355,259	0.0%

TOTAL INVESTMENT SECURITIES
(Cost $3,297,422,465)		8,298,721,951

37

TAX-MANAGED U.S. MARKETWIDE VALUE PORTFOLIO II

CONTINUED

	Shares	Value†	Percentage of Net Assets‡
TEMPORARY CASH INVESTMENTS — (0.1%)
State Street Institutional U.S. Government Money Market Fund, 0.025%	11,622,577	$11,622,577	0.1%

SECURITIES LENDING COLLATERAL — (1.3%)
@§ The DFA Short Term Investment Fund	9,037,204	104,560,449	1.3%

TOTAL INVESTMENTS—(100.0%) (Cost $3,413,604,623)		$8,414,904,977	101.1%

Summary of the Portfolio’s investments as of October 31, 2021, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3		Total
Common Stocks
Communication Services	$1,044,917,015	$495,279	$5,603		$1,045,417,897
Consumer Discretionary	590,967,297	—	2,745		590,970,042
Consumer Staples	518,324,271	15,390	—		518,339,661
Energy	531,159,034	—	—		531,159,034
Financials	1,891,456,845	18,450	—		1,891,475,295
Health Care	1,522,070,517	—	—		1,522,070,517
Industrials	1,193,470,051	—	—		1,193,470,051
Information Technology	654,959,273	—	—		654,959,273
Materials	315,655,557	—	—		315,655,557
Real Estate	24,648,307	—	—		24,648,307
Utilities	10,201,058	—	—		10,201,058
Preferred Stocks
Industrials	355,259	—	—		355,259
Temporary Cash Investments	11,622,577	—	—		11,622,577
Securities Lending Collateral	—	104,560,449	—		104,560,449

TOTAL	$8,309,807,061	$105,089,568	$8,348	^	$8,414,904,977

^	A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the reporting period in relation to net assets.

See accompanying Notes to Financial Statements.

38

DIMENSIONAL INVESTMENT GROUP INC.

STATEMENT OF ASSETS AND LIABILITIES

OCTOBER 31, 2021

(Amounts in thousands, except share and per share amounts)

Tax-Managed U.S. Marketwide Value Portfolio II*
ASSETS:
Investment Securities at Value (including $275,303 of securities on loan, respectively)	$8,298,722
Temporary Cash Investments at Value & Cost	11,623
Collateral from Securities on Loan Invested in Affiliate at Value (including cost of $104,560)	104,560
Receivables:
Investment Securities Sold	123
Dividends and Interest	11,367
Securities Lending Income	56
Fund Shares Sold	3,430
Prepaid Expenses and Other Assets	48

Total Assets	8,429,929

LIABILITIES:
Payables:
Upon Return of Securities Loaned	104,565
Fund Shares Redeemed	1,608
Due to Advisor	1,750
Line of Credit	1
Accrued Expenses and Other Liabilities	1,233

Total Liabilities	109,157

NET ASSETS	$8,320,772

SHARES OUTSTANDING, $0.01 PAR VALUE (1)	229,094,506

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$36.32

Investment Securities at Cost	$3,297,422

NET ASSETS CONSIST OF:
Paid-In Capital	$6,887,818
Total Distributable Earnings (Loss)	1,432,954

NET ASSETS	$8,320,772

(1) NUMBER OF SHARES AUTHORIZED	500,000,000

*	See Note I in the Notes to Financial Statements for additional information about securities lending collateral.

See accompanying Notes to Financial Statements.

39

DIMENSIONAL INVESTMENT GROUP INC.

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2021

(Amounts in thousands)

Tax-Managed U.S. Marketwide Value Portfolio II*#
Investment Income
Net Investment Income Allocated from Affiliated Investment Companies:
Dividends (Net of Foreign Taxes Withheld of $5)	$38,984
Income from Securities Lending	132
Expenses Allocated from Affiliated Investment Companies	(4,189)

Total Net Investment Income Allocated and/or Distributions Received from Affiliated Investment Companies	34,927

Fund Investment Income
Dividends (Net of Foreign Taxes Withheld of $0)	3,881
Income from Securities Lending	24

Total Fund Investment Income	3,905

Fund Expenses
Investment Management Fees	4,631
Accounting & Transfer Agent Fees	416
Filing Fees	68
Shareholders’ Reports	36
Directors’/Trustees’ Fees & Expenses	15
Professional Fees	60
Other	9

Total Fund Expenses	5,235

Fees Waived, Expenses Reimbursed by Advisor (Note C)	3,991

Net Expenses	1,244

Net Investment Income (Loss)	37,588

Realized and Unrealized Gain (Loss)
Net Realized Gain (Loss) on:
Investment Securities Sold**	582
Affiliated Investment Companies Shares Sold	2
Transactions Allocated from Affiliated Investment Company**	16,928
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	1,450,001
Affiliated Investment Companies Shares	1
Transactions Allocated from Affiliated Investment Company	(705,400)

Net Realized and Unrealized Gain (Loss)	762,114

Net Increase (Decrease) in Net Assets Resulting from Operations	$799,702

**	Net of foreign capital gain taxes withheld of $0.
*	Investment Income and Realized and Unrealized Gain (Loss) were allocated from the Portfolio’s Master Fund (Affiliated Investment Company) through October 15, 2021.
#	Portion of income is from investment in affiliated fund.

See accompanying Notes to Financial Statements.

40

DIMENSIONAL INVESTMENT GROUP INC.

STATEMENT OF CHANGES IN NET ASSETS

(Amounts in thousands)

	Tax-Managed U.S. Marketwide Value Portfolio II***
	Year Ended Oct 31, 2021	Year Ended Oct 31, 2020
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$37,588	$36,566
Net Realized Gain (Loss) on:
Investment Securities Sold*,**	582	—
Affiliated Investment Companies Shares Sold	2	—
Transactions Allocated from Affiliated Investment Company*,**	16,928	(20,853)
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	1,450,001	—
Affiliated Investment Companies Shares	1	—
Transactions Allocated from Affiliated Investment Company	(705,400)	(217,306)

Net Increase (Decrease) in Net Assets Resulting from Operations	799,702	(201,593)

Distributions:
Institutional Class Shares	(33,697)	(66,848)
Capital Share Transactions (1):
Shares Issued	619,168	403,420
Shares Issued in Reorganization	5,546,391	—
Shares Issued in Lieu of Cash Distributions	33,496	66,425
Shares Redeemed	(208,075)	(554,638)

Net Increase (Decrease) from Capital Share Transactions	5,990,980	(84,793)

Total Increase (Decrease) in Net Assets	6,756,985	(353,234)
Net Assets
Beginning of Year	1,563,787	1,917,021

End of Year	$8,320,772	$1,563,787

(1) Shares Issued and Redeemed:
Shares Issued	17,677	17,397
Shares Issued in Reorganization	154,324	—
Shares Issued in Lieu of Cash Distributions	1,005	2,488
Shares Redeemed	(6,307)	(24,188)

Net Increase (Decrease) from Shares Issued and Redeemed	166,699	(4,303)

*	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2021 of $0.
**	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2020 of $0.
***	Investment Income and Realized and Unrealized Gain (Loss) were allocated from the Portfolio’s Master Fund (Affiliated Investment Company) through October 15, 2021.

See accompanying Notes to Financial Statements.

41

DIMENSIONAL INVESTMENT GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

	Tax-Managed U.S. Marketwide Value Portfolio II
	Year Ended Oct 31, 2021	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2018	Year Ended Oct 31, 2017
Net Asset Value, Beginning of Year	$25.06	$28.74	$28.02	$28.30	$24.36

Income from Investment Operations (A)
Net Investment Income (Loss)	0.54	0.57	0.60	0.58	0.54
Net Gains (Losses) on Securities (Realized and Unrealized)	11.26	(3.22)	1.66	0.63	4.84

Total from Investment Operations	11.80	(2.65)	2.26	1.21	5.38

Less Distributions:
Net Investment Income	(0.54)	(0.55)	(0.56)	(0.54)	(0.53)
Net Realized Gains	—	(0.48)	(0.98)	(0.95)	(0.91)

Total Distributions	(0.54)	(1.03)	(1.54)	(1.49)	(1.44)

Net Asset Value, End of Year	$36.32	$25.06	$28.74	$28.02	$28.30

Total Return	47.30%	(9.41%)	8.82%	4.27%	22.59%

Net Assets, End of Year (thousands)	$8,320,772	$1,563,787	$1,917,021	$1,841,678	$1,815,437
Ratio of Expenses to Average Net Assets (B)	0.23%	0.24%	0.24%	0.22%	0.22%
Ratio of Expenses to Average Net Assets (Excluding Fees Waived, Expenses Reimbursed by Advisor) (B)	0.41%	0.44%	0.44%	0.42%	0.42%
Ratio of Net Investment Income to Average Net Assets	1.62%	2.18%	2.18%	1.98%	2.01%
Portfolio Turnover Rate	0%	N/A	N/A	N/A	N/A

See page 1 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

42

DIMENSIONAL INVESTMENT GROUP INC.

NOTES TO FINANCIAL STATEMENTS

A. Organization:

Dimensional Investment Group Inc. (the “Fund”) is an open-end management investment company registered under the Investment Company Act of 1940, whose shares are offered to institutional investors, retirement plans and clients of registered investment advisors. The Fund consists of eleven portfolios, one of which, Tax-Managed U.S. Marketwide Value Portfolio II (the “Portfolio”), is presented in this report. The remaining portfolios are presented in separate reports. The Portfolio is an investment company, and accordingly, follows the accounting and reporting guidance under the Financial Accounting Standards Board (“FASB”) Accounting Standards Certification (“ASC”), Topic 946, “Financial Services-Investment Companies.”

On October 15, 2021, the Tax-Managed U.S. Marketwide Value Portfolio II (the “Acquiring Portfolio”) acquired substantially all of the assets of the Tax-Managed U.S. Marketwide Value Portfolio (the “Target Portfolio”), a series of DFA Investment Dimensions Group Inc., pursuant to an agreement and plan of reorganization approved by the Board of Directors of the Fund (the “Reorganization”). Shareholder approval of the Reorganization was not required. The purpose of the Reorganization was to combine the Acquiring Portfolio and the Target Portfolio since they each invested substantially all of their assets in The Tax-Managed U.S. Marketwide Value Series (the “Master Fund”), a series of The DFA Investment Trust Company.

The Reorganization was accomplished by a tax-free exchange of 154,323,612 shares of the Acquiring Portfolio for 166,436,689 shares of the Target Portfolio. The Target Portfolio had net assets immediately before the Reorganization of $5,981,618,109, including $3,551,301,699 of unrealized appreciation, which were combined with the Acquiring Portfolio’s net assets. Immediately before the Reorganization, the Acquiring Portfolio’s net assets were $2,251,324,649, and immediately after the Reorganization, the Acquiring Portfolio’s net assets were $8,232,942,759. The Acquiring Portfolio is the accounting survivor, and accordingly, its historical performance and financial information is presented in the financial statements for periods prior to the Reorganization.

Assuming that the Reorganization had been completed on November 1, 2020, the Acquiring Portfolio’s pro forma results of operations for the fiscal year ended October 31, 2021 would have been as follows (amounts in thousands):

Net Investment Income	$121,252
Net Realized Gain (Loss)	62,416
Change in Unrealized Appreciation (Depreciation)	4,293,277
Net Increase (Decrease) in Net Assets Resulting from Operations	4,476,945

Because the combined Portfolio has been managed as a single Portfolio since the Reorganization was completed, it is not practical to separate the results of operations of the Target Portfolio that have been included in the Acquiring Portfolio’s Statement of Operations since the Reorganization.

In addition, effective October 18, 2021, Tax-Managed U.S. Marketwide Value Portfolio II simplified its operations by discontinuing the master-feeder structure and no longer investing substantially all of its assets in the Master Fund. On October 15, 2021 the Portfolio received its pro-rata share of cash and securities from the Master Fund in a complete liquidation of its interest in the Master Fund. Effective October 18, 2021, the Tax-Managed U.S. Marketwide Value Portfolio II invests directly in securities rather than through the Master Fund and maintains the same investment objective.

On October 29, 2021, the Tax-Managed U.S. Marketwide Value Portfolio II also notified shareholders that the Board of Directors of the Fund approved converting the Portfolio into an exchange-traded fund (“ETF”) by the reorganization of the Portfolio into a corresponding ETF, the Dimensional US Marketwide Value ETF, which will be a newly created series of the Dimensional ETF Trust. A Prospectus/Information Statement with respect to the reorganization will be mailed before the consummation of the reorganization to holders of the Portfolio’s shares as of the record date.

43

B. Significant Accounting Policies:

The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Fund in preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates, and those differences could be material.

1. Security Valuation: The Portfolio uses a fair value hierarchy, which prioritizes the inputs-to-valuation techniques used to measure fair value into three broad levels described below:

•	Level 1 – inputs are quoted prices in active markets for identical securities (including equity securities, open-end investment companies, and futures contracts)

•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

Securities held by the Portfolio, including over-the-counter securities, are valued at the last quoted sale price of the day. Securities held by the Portfolio that are listed on Nasdaq are valued at the Nasdaq Official Closing Price (“NOCP”). If there is no last reported sale price or NOCP for the day, the Portfolio values the securities within the range of the most recent quoted bid and ask prices. Price information on listed securities is taken from the exchange where the security is primarily traded. Generally, securities issued by open-end management investment companies are valued using their respective net asset values or public offering prices, as appropriate, for purchase orders placed at the close of the New York Stock Exchange (NYSE). These securities are generally categorized as Level 1 in the hierarchy.

Securities for which no market quotations are readily available (including restricted securities), or for which market quotations have become unreliable, are valued in good faith at fair value in accordance with procedures adopted by the Board of Directors of the Fund. Fair value pricing may also be used if events that have a significant effect on the value of an investment (as determined in the discretion of Dimensional Fund Advisors LP) occur before the net asset value of the Portfolio is calculated. When fair value pricing is used, the prices of securities used by the Portfolio may differ from the quoted or published prices for the same securities on their primary markets or exchanges. These securities are generally categorized as Level 2 or Level 3 in the hierarchy.

Listed derivatives, such as futures, that are actively traded are valued based on quoted prices from the exchange and are categorized as Level 1 in the hierarchy.

A summary of the inputs used to value the Portfolio’s investments by each major security type, industry and/or country is disclosed previously in this note. A valuation hierarchy table has been included at the end of the Summary Schedule of Portfolio Holdings. The methodology or inputs used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

2. Deferred Compensation Plan: Each eligible Director of the Fund may elect to participate in the Fee Deferral Plan for Independent Directors and Trustees (the “Plan”). Under the Plan, effective January 1, 2002, such Directors may defer payment of all or a portion of their total fees earned as a Director. These deferred amounts may be treated as though such amounts had been invested in shares of the following funds: the U.S. Large Cap Value Portfolio, U.S. Core Equity 1 Portfolio, U.S. Large Company Portfolio, U.S. Vector Equity Portfolio, U.S. Micro Cap Portfolio, DFA International Value Portfolio, International Core Equity Portfolio, Emerging Markets Portfolio, Emerging Markets

44

Core Equity Portfolio, DFA Inflation-Protected Securities Portfolio, and/or DFA Two-Year Global Fixed Income Portfolio. Contributions made under the Plan and the change in unrealized appreciation (depreciation) and income are included in Directors’/ Trustees’ Fees & Expenses.

The Directors may receive their distributions of proceeds by one of the following methods: lump sum, annual installments over a period of agreed-upon years, or quarterly installments over a period of agreed-upon years. Each Director shall have the right in a notice of election (the “Notice”) to defer the receipt of the Director’s deferred compensation until a date specified by such Director in the Notice, which date may not be sooner than the earlier of: (i) the first business day of January following the year in which such Director ceases to be a member of the Board of Directors of the Fund; and (ii) five years following the effective date of the Director’s first deferral election. If a Director who elects to defer fees fails to designate in the Notice a time or date as of which payment of the Director’s deferred fee account shall commence, payment of such amount shall commence as of the first business day of January following the year in which the Director ceases to be a member of the Board (unless the Director files an amended Notice selecting a different distribution date).

3. Other: Security transactions are accounted for as of the trade date. Costs used in determining realized gains and losses on the sale of investment securities and foreign currency are accounted for on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments or as a realized gain, respectively. The Portfolio estimates the character of received distributions that may be considered return of capital distributions. Interest income is recorded on an accrual basis. Discount and premium on securities purchased are amortized over the lives of the respective securities, using the effective interest method. Expenses directly attributable to the Portfolio are directly charged. Common expenses of the Fund or the Portfolio are allocated using methods approved by the Board, generally based on average net assets.

C. Investment Advisor:

The Advisor, Dimensional Fund Advisors LP, provides investment management services to the Portfolio. For the year ended October 31, 2021, the Portfolio’s investment management fees were accrued daily and paid monthly to the Advisor based on the following effective annual rate of average daily net assets:

Tax-Managed U.S. Marketwide Value Portfolio II	0.20%

Pursuant to an Amended and Restated Fee Waiver Agreement (the “Fee Waiver Agreement”), the Advisor has contractually agreed to permanently waive all or a portion of the management fee of the Portfolio to the extent necessary to limit the total management fees paid to the Advisor by the Portfolio, including the proportionate share of the management fees the Portfolio pays indirectly through its investment in other funds managed by the Advisor, except for the fees paid indirectly through its investment of securities lending cash collateral in The DFA Short Term Investment Fund (the “Money Market Series”) to the rate listed below as a percentage of the average net assets of a class of the Portfolio on an annualized basis. The Fee Waiver Agreement will remain in effect permanently, unless terminated by the Fund.

During the year ended October 31, 2021, the Portfolio had a total management fee limit based on a percentage of its average net assets on an annualized basis and waived fees (amount in thousands) as reflected below.

Institutional Class Shares	Total Management Fee Limit	Recovery of Previously Waived Fees/ Expenses Assumed	Waived Fees/ Expenses Assumed	Previously Waived Fees/ Expenses Assumed Subject to Future Recovery
Tax-Managed U.S. Marketwide Value Portfolio II	0.20%	—	$3,991	—

Effective October 18, 2021, the Portfolio changed its investment structure from a master-feeder structure to a stand-alone structure that invests directly in portfolio securities.

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Fees Paid to Officers and Directors/Trustees:

Certain Officers and Directors of the Advisor are also Officers and Directors of the Fund; however, such Officers and Directors (with the exception of the Chief Compliance Officer (“CCO”)) receive no compensation from the Fund. For the year ended October 31, 2021, the total related amounts paid by the Fund to the CCO were $14 (in thousands). The total related amounts paid by the Portfolio is included in Other Expenses on the Statement of Operations.

D. Deferred Compensation:

As of October 31, 2021, the total liability for deferred compensation to Directors is included in Accrued Expenses and Other Liabilities on the Statement of Assets and Liabilities as follows (amount in thousands):

Tax-Managed U.S. Marketwide Value Portfolio II	$387

E. Purchases and Sales of Securities:

For the year ended October 31, 2021, the Portfolio made the following purchases and sales of investment securities, other than short-term securities, in-kind redemptions and U.S. Government securities (amounts in thousands):

	Other Investment Securities
	Purchases	Sales
Tax-Managed U.S. Marketwide Value Portfolio II*	$433	$673

*	For the period October 18, 2021, when the Portfolio discontinued operating as a master feeder structure and began investing directly in securities, through October 31, 2021.

There were no purchases or sales of long-term U.S. government securities.

For the year ended October 31, 2021, transactions related to Affiliated Investment Companies, excluding in-kind redemptions, are presented below.

The amounts presented below may differ from the respective amounts presented in the corresponding Summary Schedule of Portfolio Holdings, Statement of Assets and Liabilities or Statement of Operations due to rounding. The amounts are as follows (amounts in thousands):

	Balance at October 31, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ Depreciation	Balance at October 31, 2021	Shares as of October 31, 2021	Dividend Income	Capital Gain Distributions
Tax-Managed U.S. Marketwide Value Portfolio II
The DFA Short Term Investment Fund	—	$158,355	$53,798	$2	$1	$104,560	9,037	$1	—

Total	—	$158,355	$53,798	$2	$1	$104,560	9,037	$1	—

F. Federal Income Taxes:

The Portfolio has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for federal income tax purposes and to distribute substantially all of its taxable income and net capital gains to shareholders. Accordingly, no provision has been made for federal income taxes.

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Distributions from net investment income and net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent that these differences are permanent, they are charged or credited to paid-in capital or distributable earnings, as appropriate, in the period that the differences arise. Accordingly, the permanent differences as of October 31, 2021, can occur as a result of realized gains on securities considered to be “passive foreign investment companies,” non-deductible expenses, realized foreign capital gains tax, the use of accumulated earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction for income tax purposes, net foreign currency gains/losses, distributions received from real estate investment trusts and distribution redesignations, and were reclassified to the accounts mentioned above. These reclassifications had no effect on net assets or net asset value per share.

The tax character of dividends and distributions declared and paid during the years ended October 31, 2020, and October 31, 2021, were as follows (amounts in thousands):

	Net Investment Income and Short-Term Capital Gains	Long-Term Capital Gains	Tax Exempt Income	Total
Tax-Managed U.S. Marketwide Value Portfolio II
2020	$34,911	$31,937	—	$66,848
2021	33,697	—	—	33,697

As of October 31, 2021, the following net investment income and short-term capital gains and long-term capital gains distributions designated for federal income tax purposes are due to the use of accumulated earnings and profits distributed to shareholders upon redemption of shares (amounts in thousands):

	Net Investment Income and Short-Term Capital Gains	Long-Term Capital Gains	Total
Tax-Managed U.S. Marketwide Value Portfolio II	$(436)	—	$(436)

As of October 31, 2021, the components of distributable earnings (accumulated losses) were as follows

(amounts in thousands):

	Undistributed Net Investment Income and Short-Term Capital Gains	Undistributed Long-Term Capital Gains	Capital Loss Carryforwards	Unrealized Appreciation (Depreciation)	Total Net Distributable Earnings (Accumulated Losses)
Tax-Managed U.S. Marketwide Value Portfolio II	$6,752	—	$(25,956)	$1,452,824	$1,433,620

For federal income tax purposes, the Fund measures its capital loss carryforwards annually at October 31, its fiscal year end. Capital loss carryforwards may be carried forward and applied against future capital gains. As of October 31, 2021, the Portfolio had the following capital loss carryforwards available to offset future realized capital gains with no expiration date (amounts in thousands):

	Unlimited	Total
Tax-Managed U.S. Marketwide Value Portfolio II	$25,956	$25,956

During the year ended October 31, 2021, the Portfolio did not use capital loss carryforwards to offset realized capital gains for federal income tax purposes.

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As of October 31, 2021, the total cost and aggregate gross unrealized appreciation (depreciation) of securities for federal income tax purposes were different from amounts reported for financial reporting purposes, as follows (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Tax-Managed U.S. Marketwide Value Portfolio II	$3,410,781	$5,055,737	$(51,613)	$5,004,124

The difference between GAAP-basis and tax-basis unrealized gains (losses) can occur as a result of wash sales and net mark to market gains (losses) on regulated futures contracts, net mark-to-market gain/loss on foreign currency contracts, and differences in the tax treatment of passive foreign investment company investments.

ASC 740 Accounting for Uncertainty in Income Taxes sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed the Portfolio’s tax positions and has concluded that no additional provision for income tax is required in the Portfolio’s financial statements. The Portfolio is not aware of any tax positions for which it is more likely than not that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

G. Line of Credit:

The Fund, together with other Dimensional-advised portfolios, has entered into a $500 million uncommitted, unsecured discretionary line of credit effective April 7, 2021, with its domestic custodian bank. A line of credit with similar terms was in effect through April 7, 2021. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The agreement for the line of credit expires on April 6, 2022.

The Fund, together with other Dimensional-advised portfolios, has also entered into an additional $700 million unsecured line of credit with its international custodian bank effective January 2, 2021. A line of credit with similar terms was in effect through January 2, 2021. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $700 million in the aggregate. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The line of credit agreement expires on January 1, 2022.

There were no borrowings by the Portfolio under the lines of credit during the year ended October 31, 2021.

Pursuant to an exemptive order issued by the SEC (the “Order”), the Portfolio may participate in an interfund lending program among certain portfolios managed by the Advisor (portfolios that operate as feeder funds do not participate in the program). The program allows the participating portfolios to borrow money from and loan money to each other for temporary or emergency purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending portfolios as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a portfolio may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice.

The Portfolio did not use the interfund lending program during the year ended October 31, 2021.

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H. Affiliated Trades:

Cross trades for the year ended October 31, 2021, if any, were executed by the Portfolio pursuant to procedures adopted by the Board of Directors of the Fund to ensure compliance with Rule 17a-7 under the Investment Company Act of 1940 (the “1940 Act”). Cross trading is the buying or selling of portfolio securities between series of investment companies, or between a series of an investment company and another entity, that are or could be considered affiliates by virtue of a common investment advisor (or affiliated investment advisors), common Directors and/or common Officers. At its regularly scheduled meetings, the CCO certifies to the Board that the 17a-7 transactions entered into by the Portfolio complied with the Rule 17a-7 Procedures adopted by the Board of Directors of the Fund.

For the year ended October 31, 2021, cross trades by the Portfolio under Rule 17a-7 were as follows (amounts in thousands):

Portfolio	Purchases	Sales	Realized Gain (Loss)
Tax-Managed U.S. Marketwide Value Portfolio II	—	$258	$249

I. Securities Lending:

As of October 31, 2021, the Portfolio had securities on loan to brokers/dealers, for which the Portfolio received cash collateral. The Portfolio received non-cash collateral consisting of short- and/or long-term U.S. Treasuries and U.S. government agency securities as follows (amount in thousands):

Non-Cash Collateral Market Value
Tax-Managed U.S. Marketwide Value Portfolio II	$176,430

The Portfolio invests the cash collateral, as described below, and records a liability for the return of the collateral, during the period the securities are on loan. Loans of securities are expected at all times to be secured by collateral in an amount (i) equal to at least 100% of the current market value of the loaned securities with respect to securities of the U.S. government or its agencies, (ii) generally equal to 102% of the current market value of the loaned securities with respect to U.S. securities, and (iii) generally equal to 105% of the current market value of the loaned securities with respect to foreign securities. However, daily market fluctuations could cause the Portfolio’s collateral to be lower or higher than the expected thresholds. If this were to occur, the collateral would be adjusted the next business day to ensure adequate collateralization. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. If the borrower fails to return loaned securities, cash collateral being maintained by the borrower is insufficient to cover the value of loaned securities, and such collateral insufficiency is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Portfolio or, at the option of the lending agent, to replace the securities. In the event of the bankruptcy of the borrower, the Portfolio could experience delay in recovering the loaned securities or only recover cash or a security of equivalent value.

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Subject to its stated investment policies, the Portfolio will generally invest the cash collateral received for the loaned securities in The DFA Short Term Investment Fund (the “Money Market Series”), an affiliated registered money market fund advised by the Advisor for which the Advisor receives a management fee of 0.05% of the average daily net assets of the Money Market Series. Income received from the Money Market Series is netted with fees for securities lending and collateral investment expenses and with other payments to and from borrowers of securities. The Portfolio also may invest the cash collateral received for the loaned securities in securities of the U.S. government or its agencies, repurchase agreements collateralized by securities of the U.S. government or its agencies, and affiliated or unaffiliated money market funds that are registered or unregistered. For purposes of this paragraph, agencies include both agency debentures and agency mortgage-backed securities. Additionally, the Portfolio will be able to terminate the loan at any time and will receive reasonable interest on the loan, as well as amounts equal to any dividends, interest or, other distributions on the loaned securities. However, dividend income received from loaned securities may not be eligible for taxation at qualified dividend income rates.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of October 31, 2021 (amounts in thousands):

	Remaining Contractual Maturity of the Agreements As of October 31, 2021
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions Tax-Managed U.S. Marketwide Value Portfolio II
Common Stocks, Preferred Stocks	$104,565	—	—	—	$104,565

J. Indemnitees; Contractual Obligations:

Under the Fund’s organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund.

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

K. Recently Issued Accounting Standards and Regulations:

In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. In January 2021, the FASB issued ASU No. 2021-01, with further amendments to Topic 848. The amendments in the ASUs provide optional temporary accounting recognition and financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the LIBOR and other interbank-offered based reference rates as of the end of 2021 and 2023. The ASUs are effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management has reviewed the requirements and believes the adoption of these ASUs will not have a material impact on the Portfolio’s financial statements.

In October 2020, the SEC adopted new regulations governing the use of derivatives by registered investment companies. Rule 18f-4 (the “Derivatives Rule”) imposes limits on the amount of derivatives contracts the Portfolio could enter, eliminate the asset segregation framework currently used by the Portfolio to comply with Section 18 of the 1940 Act, and require funds whose use of derivatives is more than a limited specified exposure to establish and maintain a derivatives risk management program and appoint a derivatives risk manager. The Derivatives Rule became effective February 19, 2021 and the Portfolio is required to comply on August 19, 2022. Management is currently evaluating the effect, if any, the Derivatives Rule will have on the Portfolio.

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On December 3, 2020, the SEC adopted new Rule 2a-5 (the “Valuation Rule”) under the Investment Company Act of 1940, establishing an updated regulatory framework for fund valuation. The Valuation Rule, in part, provides a framework for good faith fair value determination and permits a Board to designate fair value determinations to a fund’s investment adviser. Further, the SEC is rescinding previously issued guidance on related issues. The Valuation Rule became effective on March 8, 2021, with a compliance date of September 8, 2022. Management is currently evaluating the Valuation Rule and its effect on the Portfolio.

L. Coronavirus (COVID-19) Pandemic:

The ongoing outbreak of the novel coronavirus, COVID-19, has resulted, at times, in market closures, market volatility, liquidity constraints and increased trading costs. Efforts to contain the spread of COVID-19 have resulted in global travel restrictions and disruptions of healthcare systems, business operations and supply chains, layoffs, reduced consumer demand, defaults and credit rating downgrades, and other significant economic impacts. The effects of COVID-19 have impacted global economic activity and may heighten pre-existing political, social and economic risks, domestically or globally. The full impact of the COVID-19 pandemic is unpredictable and may adversely affect the Portfolio’s performance.

M. Other:

As of October 31, 2021, the following number of shareholders held the following approximate percentages of the Portfolio’s outstanding shares. One or more of the shareholders may be omnibus accounts, which typically hold shares for the benefit of several other underlying investors.

	Number of Shareholders	Approximate Percentage of Outstanding Shares
Tax-Managed U.S. Marketwide Value Portfolio II	3	91%

The Portfolio is subject to claims and suits that arise from time to time in the ordinary course of business (for example, ongoing claw back litigation against former shareholders of portfolio companies that filed for bankruptcy, such as The Tribune Company and Nine West). Although management currently believes that resolving claims against the Portfolio, individually or in aggregate, will not have a material adverse impact on the Portfolio’s financial position, results of operations, or cash flows, these matters are subject to inherent uncertainties and management’s view of these matters may change in the future.

N. Subsequent Event Evaluations:

Management has evaluated the impact of all subsequent events on the Portfolio through the date on which the financial statements were issued and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

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Report of Independent Registered Public Accounting Firm

To the Board of Directors of Dimensional Investment Group Inc. and Shareholders of Tax-Managed U.S. Marketwide Value Portfolio II

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the summary schedule of portfolio holdings, of Tax-Managed U.S. Marketwide Value Portfolio II (one of the portfolios constituting Dimensional Investment Group Inc., hereafter referred to as the “Portfolio”) as of October 31, 2021, the related statement of operations for the year ended October 31, 2021, the statement of changes in net assets for each of the two years in the period ended October 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of October 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2021 and the financial highlights for each of the five years in the period ended October 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2021 by correspondence with the custodian and transfer agent of the investee fund. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
December 22, 2021

We have served as the auditor of one or more investment companies in Dimensional Fund Advisors L.P. investment company group since 1981.

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FUND MANAGEMENT

(Unaudited)

Trustees/Directors

Each Board of Trustees/Directors (each, the “Board” and collectively, the “Boards”) of The DFA Investment Trust Company (“DFAITC”), DFA Investment Dimensions Group Inc. (“DFAIDG”), Dimensional Investment Group Inc. (“DIG”), Dimensional ETF Trust (“ETF Trust”), and Dimensional Emerging Markets Value Fund (“DEM”) (each, the “Fund” and collectively, the “Funds”) is responsible for establishing the Funds’ policies and for overseeing the management of the Funds. The Trustees/ Directors of the Funds, including all of the disinterested Trustees/Directors, have adopted written procedures to monitor potential conflicts of interest that might develop between portfolios of the Funds (the “Feeder Portfolios”) that invest in certain series of DFAITC or DEM (the “Master Funds”).

Each Board has three standing committees, an Audit Committee, a Nominating Committee, and an Investment Strategy Committee (the “Strategy Committee”). The Audit Committee is composed of George M. Constantinides, Roger G. Ibbotson, Abbie J. Smith and Ingrid M. Werner. Each member of the Audit Committee is a disinterested Trustee/Director. The Audit Committee oversees the Fund’s accounting and financial reporting policies and practices, the Fund’s internal controls, the Fund’s financial statements and the independent audits thereof and performs other oversight functions as requested by the Board. The Audit Committee recommends the appointment of each Fund’s independent registered certified public accounting firm and acts as a liaison between the Fund’s independent registered certified public accounting firm and the full Board. There were two Audit Committee meetings held during the fiscal year ended October 31, 2021.

Each Board’s Nominating Committee is composed of George M. Constantinides, Roger G. Ibbotson, Myron S. Scholes, Abbie J. Smith, Douglas W. Diamond, Darrell Duffie and Ingrid M. Werner. Each member of the Nominating Committee is a disinterested Trustee/Director. The Nominating Committee for each Board makes recommendations for nominations of disinterested and interested members on the Board to the disinterested Board members and to the full Board. The Nominating Committee evaluates a candidate’s qualification for Board membership and the independence of such candidate from the Advisor and other principal service providers. There were four Nominating Committee meetings held during the fiscal year ended October 31, 2021.

Each Board’s Strategy Committee is composed of Gerard K. O’Reilly, Douglas W. Diamond, Myron S. Scholes and Darrell Duffie. The Strategy Committee assists the Board in carrying out its fiduciary duties with respect to the oversight of the Fund and its performance. At the request of the Board or the Advisor, the Strategy Committee (i) reviews the design of possible new series of the Fund, (ii) reviews performance of existing portfolios of the Funds and discusses and recommends possible enhancements to the portfolios’ investment strategies, (iii) reviews proposals by the Advisor to modify or enhance the investment strategies or policies of each portfolio, and (iv) considers issues relating to investment services for each portfolio of the Fund. There were three Strategy Committee meetings held during the fiscal year ended October 31, 2021.

Certain biographical information for each disinterested Trustee/Director and interested Trustee/Director of the Funds is set forth in the tables below, including a description of each Trustee/Director’s experience as a Trustee/ Director of the Funds and as a Director or Trustee of other funds, as well as other recent professional experience.

The statements of additional information (together, “SAI”) of the Funds include additional information about each Trustee/Director. You may obtain copies of the SAI and prospectus of each Fund advised by Dimensional Fund Advisors LP by calling collect (512) 306-7400 or by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, TX 78746. Prospectuses are also available at http://us.dimensional.com.

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Disinterested Directors/Trustees

Name, Address and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years	Portfolios within the DFA Fund Complex[2] Overseen	Other Directorships of Public Companies Held During Past 5 Years
George M. Constantinides University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637 1947	Director/ Trustee	DFAIDG – Since 1983; DIG & DEM – Since 1993; DFAITC – Since 1992; ETF Trust - Since 2020	Leo Melamed Professor of Finance, University of Chicago Booth School of Business (since 1978).	137 portfolios in 5 investment companies	None

Douglas W. Diamond c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One Austin, TX 78746 1953	Director/ Trustee	DFAIDG, DIG, DEM & DFAITC – Since 2017; ETF Trust - Since 2020	Merton H. Miller Distinguished Service Professor of Finance, University of Chicago Booth School of Business (since 1988). Formerly, Visiting Scholar, Federal Reserve Bank of Richmond (1990-2019). Formerly, Fischer Black Visiting Professor of Financial Economics, Alfred P. Sloan School of Management, Massachusetts Institute of Technology (2015-2016).	137 portfolios in 5 investment companies	None

Darrell Duffie c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One Austin, TX 78746 1954	Director/ Trustee	DFAIDG, DIG, DEM & DFAITC – Since 2019; ETF Trust - Since 2020	Dean Witter Distinguished Professor of Finance, Graduate School of Business, Stanford University (since 1984). Director, TNB Inc. (bank) (since 2020).	137 portfolios in 5 investment companies	Formerly, Director, Moody’s Corporation (financial information and information technology) (2008- 2018).

Roger G. Ibbotson Yale School of Management 165 Whitney Avenue New Haven, CT 06511 1943	Director/ Trustee	DFAIDG – Since 1981; DIG & DEM – Since 1993; DFAITC – Since 1992; ETF Trust - Since 2020	Professor in Practice Emeritus of Finance, Yale School of Management (since 1984). Chairman and Partner, Zebra Capital Management, LLC (hedge fund and asset manager) (since 2001). Formerly, Consultant to Morningstar, Inc. (2006-2016).	137 portfolios in 5 investment companies	None

Myron S. Scholes c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One Austin, TX 78746 1941	Director/ Trustee	DFAIDG – Since 1981; DIG & DEM – Since 1993; DFAITC – Since 1992; ETF Trust - Since 2020	Chief Investment Strategist, Janus Henderson Investors (since 2014). Frank E. Buck Professor of Finance, Emeritus, Graduate School of Business, Stanford University (since 1981).	137 portfolios in 5 investment companies	None

Abbie J. Smith University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637 1953	Director/ Trustee	DFAIDG, DIG, DEM & DFAITC – Since 2000; ETF Trust - Since 2020	Boris and Irene Stern Distinguished Service Professor of Accounting and James S. Ely, III Faculty Fellow, University of Chicago Booth School of Business (since 1980).	137 portfolios in 5 investment companies	Director, (since 2000) and formerly, Lead Director (2014- 2017), HNI Corporation (office furniture); Director, Ryder System Inc. (transportation, logistics and supply-chain management) (since 2003); and Trustee, UBS Funds (3 investment companies within

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Name, Address and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years	Portfolios within the DFA Fund Complex[2] Overseen	Other Directorships of Public Companies Held During Past 5 Years
the fund complex) (14 portfolios) (since 2009).

Ingrid M. Werner c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One Austin, TX 78746 1961	Director/ Trustee	DFAIDG, DIG, DEM & DFAITC – Since 2019; ETF Trust - Since 2020	Martin and Andrew Murrer Professor of Finance, Fisher College of Business, The Ohio State University (since 1998). Adjunct Member, the Prize Committee for the Swedish Riksbank Prize in Economic Sciences in Memory of Alfred Nobel (annual award for significant scientific research contribution) (since 2018). Director, American Finance Association (global association of academic researchers and practitioners in finance) (since January 2019). Member, Scientific Board, Leibniz Institute for Financial Research (institute supporting academic research in finance) (since 2020). Chair, Economic Advisory Committee, FINRA (since 2017). Chairman, Scientific Advisory Board, Swedish House of Finance (institute supporting academic research in finance) (since 2014). Member, Scientific Board, Danish Finance Institute (institute supporting academic research in finance) (since 2017). Member, Academic Board, Mistra Financial Systems (organization funding academic research on environment, governance and climate/sustainability in finance) (since 2016). Fellow, Center for Analytical Finance (academic research) (since 2015). Associate Editor, Journal of Finance (since 2016). Formerly, President, Western Finance Association (global association of academic researchers and practitioners in finance) (2018- 2019).	137 portfolios in 5 investment companies	Director, Fourth Swedish AP Fund (pension fund asset management) (since 2017).

Interested Director/Trustee

The following interested Director/Trustee is described as such because he is deemed to be an “interested person,” as that term is defined under the 1940 Act, due to his position with the Advisor.

Name, Address and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years	Portfolios within the DFA Fund Complex[2] Overseen	Other Directorships of Public Companies Held During Past 5 Years
David G. Booth 6300 Bee Cave Road, Building One Austin, TX 78746 1946	Chairman and Director/ Trustee	DFAIDG – Since 1981; DIG & DFAITC – Since 1992; DEM – Since 1993; ETF Trust—Since 2020	Chairman, Director/Trustee, and formerly, President and Co-Chief Executive Officer (each until March 2017) of Dimensional Emerging Markets Value Fund (“DEM”), DFA Investment Dimensions Group Inc. (“DFAIDG”), Dimensional Investment Group Inc. (“DIG”), The DFA Investment Trust Company (“DFAITC”). Executive Chairman, and formerly, President and Co-Chief Executive Officer (each until February 2017) of Dimensional Holdings Inc., Dimensional Fund Advisors LP, Dimensional Investment LLC and DFA Securities LLC (collectively with DEM, DFAIDG, DIG and DFAITC, the “DFA Entities”). Chairman and Trustee of the ETF Trust (since June 2020). Formerly, Chairman and Director (2009-2018) and Co-Chief Executive Officer (2010 – June 2017) of Dimensional Fund Advisors Canada ULC. Trustee, University of Chicago (since 2002). Trustee, University of Kansas Endowment Association (since	137 portfolios in 5 investment companies	None

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2005). Member of the Hoover Institution Board (since September 2019). Formerly, Director of Dimensional Fund Advisors Ltd. (2002 – July 2017), DFA Australia Limited (1994 – July 2017), Dimensional Advisors Ltd. (2012 – July 2017), Dimensional Funds plc (2006 – July 2017) and Dimensional Funds II plc (2006 – July 2017). Formerly, Director and President of Dimensional Japan Ltd. (2012 – April 2017). Formerly, President, Dimensional SmartNest (US) LLC (2009-2014); and Limited Partner, VSC Investors, LLC (2007-2015). Formerly, Chairman, Director, President and Co- Chief Executive Officer of Dimensional Cayman Commodity Fund I Ltd. (2010-September 2017).

[1]	Each Director/Trustee holds office for an indefinite term until his or her successor is elected and qualified.
[2]

Each Director/Trustee is a director or trustee of each of the five registered investment companies within the DFA Fund Complex, which include: DFAIDG, DIG; DFAITC; DEM; and ETF Trust. Each disinterested Director/Trustee also serves on the Independent Review Committee of the Dimensional Funds, mutual funds registered in the provinces of Canada and managed by the Advisor’s affiliate, Dimensional Fund Advisors Canada ULC.

56

Officers

Below is the name, year of birth, information regarding positions with the Funds and the principal occupation for each officer of the Funds. The address of each officer is 6300 Bee Cave Road, Building One, Austin, TX 78746. Each of the officers listed below holds the same office (except as otherwise noted) in the DFA Entities.

Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years
Valerie A. Brown 1967	Vice President and Assistant Secretary	Since 2001	Vice President and Assistant Secretary of all the DFA Entities (since 2001)
• DFA Australia Limited (since 2002)
• Dimensional Fund Advisors Ltd. (since 2002)
• Dimensional Cayman Commodity Fund I Ltd. (since 2010)
• Dimensional Fund Advisors Pte. Ltd. (since 2012)
• Dimensional Hong Kong Limited (since 2012)
• ETF Trust (since 2020)
Director, Vice President and Assistant Secretary (since 2003) of
• Dimensional Fund Advisors Canada ULC

Ryan P. Buechner 1982	Vice President and Assistant Secretary	Since September	Vice President and Assistant Secretary of • DFAIDG, DIG, DFAITC and DEM (since 2019)
		2019	• ETF Trust (since 2020)
Vice President (since January 2018) of
• Dimensional Holdings Inc.
• Dimensional Fund Advisors LP
• Dimensional Investment LLC
• DFA Securities LLC

David P. Butler	Co-Chief	Since	Co-Chief Executive Officer of
1964	Executive Officer	2017	• all the DFA Entities (since 2017)
• ETF Trust (since 2020)
Director (since 2017) of
• Dimensional Holdings Inc.
• Dimensional Fund Advisors Canada ULC
• Dimensional Japan Ltd.
• Dimensional Advisors Ltd.
• Dimensional Fund Advisors Ltd.
• DFA Australia Limited
Director and Co-Chief Executive Officer (since 2017) of
• Dimensional Cayman Commodity Fund I Ltd.
Head of Global Financial Advisor Services (since 2007) for
• Dimensional Fund Advisors LP
Formerly, Vice President (2007 – 2017) of
• all the DFA Entities

Stephen A. Clark	Executive Vice	Since	Executive Vice President of
1972	President	2017	• all the DFA Entities (since 2017)
• ETF Trust (since 2020)
Director and Vice President (since 2016) of
• Dimensional Japan Ltd.
President and Director (since 2016) of
• Dimensional Fund Advisors Canada ULC
Vice President (since 2008) and Director (since 2016) of
• DFA Australia Limited
Director (since 2016) of
• Dimensional Advisors Ltd.
• Dimensional Fund Advisors Pte. Ltd.

57

Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years
			• Dimensional Hong Kong Limited
			Vice President (since 2019) of
			• Dimensional Fund Advisors Pte. Ltd.
			Formerly, Vice President (2004 – 2017) of
			• all the DFA Entities
			Formerly, Vice President (2010 – 2016) of
			• Dimensional Fund Advisors Canada ULC
			Formerly, Vice President (2016-2019) of
			• Dimensional Fund Advisors Pte. Ltd.
			Formerly, Interim Chief Executive Officer (2019) of
			• Dimensional Fund Advisors Pte. Ltd.
			Formerly, Head of Institutional, North America (2012 – 2013) and Head of
			Global Institutional Services (2014-2018) for
			• Dimensional Fund Advisors LP

Lisa M. Dallmer	Chief Operating	Since June	Chief Operating Officer (since June 2021) of
1972	Officer	2021	• the DFA Fund Complex
			• ETF Trust
			Executive Vice President (since January 2020)
			• Dimensional Holdings Inc.
			• Dimensional Fund Advisors LP
			• Dimensional Investment LLC
			• DFA Securities LLC
			Chief Operating Officer (since December 2019)
			• Dimensional Holdings Inc.
			• Dimensional Fund Advisors LP
			• Dimensional Investment LLC
			• DFA Securities LLC
			Formerly, Vice President, Chief Financial Officer, and Treasurer (June 2020-
			June 2021) of
			• the DFA Fund Complex
			• ETF Trust
			Formerly, Senior Vice President, Business Operations (March 2019 –
			October 2019) at
			• Delphix Inc.
			Formerly, Chief Operating Officer Global Technology & Operations,
			Managing Director (2014 – 2018) of
			• BlackRock Inc.

Bernard J. Grzelak	Vice President	Since June	Vice President (since June 2021) of
1971		2021	• the DFA Fund Complex
			• ETF Trust
			Vice President, Chief Financial Officer and Treasurer (since September
			2020) of
			• DFA Australia Limited
			• Dimensional Fund Advisors Canada ULC
			• DFA Securities LLC
			• Dimensional Advisors Ltd.
			• Dimensional Fund Advisors LP
			• Dimensional Fund Advisors Ltd.
			• Dimensional Fund Advisors Pte. Ltd.
			• Dimensional Holdings Inc.
			• Dimensional Hong Kong Limited
			• Dimensional Investment LLC
			Vice President (since March 2021) of

58

Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years
• Dimensional Ireland Limited
Formerly, Partner (2008 – 2020), Chief Operating Officer, Global Funds and
Risk (2018 – 2020), Chief Operations Officer (2016 – 2018), and Director of
Fund Administration (2003 – 2016) of Lord Abbett & Co. LLC
Formerly, Chief Financial Officer (2017—2020), and Treaurer (2003 – 2017)
of Lord Abbett Family of Funds

Eric Hall	Vice President and	Since June	Vice President and Assistant Treasurer (since June 2021) of
1978	Assistant Treasurer	2021	• the DFA Fund Complex
• ETF Trust
Formerly, Data Integrity Team Lead (December 2019 – April 2021) of
• Clearwater Analytics
Formerly, Assistant Vice President and Assistant Treasurer (March 2015 –
November 2019) at
• INVESCO, U.S. (formerly, OppenheimerFunds, Inc.)

Jeff J. Jeon	Vice President	Since	Vice President (since 2004) and Assistant Secretary (2017-2019) of
1973		2004	• all the DFA Entities
Vice President (since 2020) of
• ETF Trust
Vice President and Assistant Secretary (since 2010) of
• Dimensional Cayman Commodity Fund I Ltd.

Joy Lopez	Vice President and	Vice	Vice President (since 2015) of
1971	Assistant Treasurer	President	• all the DFA Entities
		since 2015	Assistant Treasurer (since 2017) of
and
		Assistant	• the DFA Fund Complex
		Treasurer	Vice President and Assistant Treasurer (since 2020) of
		since 2017	• ETF Trust
Formerly, Senior Tax Manager (2013 – 2015) for
• Dimensional Fund Advisors LP

Kenneth M. Manell	Vice President	Since	Vice President of
1972		2010	• all the DFA Entities (since 2010)
• Dimensional Cayman Commodity Fund I Ltd. (since 2010)
• ETF Trust (since 2020)

Jan Miller 1963	Vice President, Chief	Since June	Vice President, Chief Financial Officer, and Treasurer (since June 2021) of
	Financial Officer,	2021	• the DFA Fund Complex
	and Treasurer		• ETF Trust
Formerly, Director (May 2019 – January 2021) at
• INVESCO, U.S. (formerly, OppenheimerFunds, Inc.)
Formerly, Vice President and Assistant Treasurer (September 2012 – May
2019) at
• OppenheimerFunds, Inc.
Catherine L. Newell	President and	President	President of
1964	General Counsel	since 2017	• the DFA Fund Complex (since 2017)
		and	• ETF Trust (since 2020)
General
		Counsel	General Counsel (since 2001) of
		sincec	• all the DFA Entities
		2001	Executive Vice President (since 2017) and Secretary (since 2000) of
• Dimensional Fund Advisors LP
• Dimensional Holdings Inc.
• DFA Securities LLC

59

Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years
• Dimensional Investment LLC
Director (since 2002), Vice President (since 1997) and Secretary (since
2002) of
• DFA Australia Limited
• Dimensional Fund Advisors Ltd.
Vice President and Secretary of
• Dimensional Fund Advisors Canada ULC (since 2003)
• Dimensional Cayman Commodity Fund I Ltd. (since 2010)
• Dimensional Japan Ltd. (since 2012)
• Dimensional Advisors Ltd (since 2012)
• Dimensional Fund Advisors Pte. Ltd. (since 2012)
Director of
• Dimensional Funds plc (since 2002)
• Dimensional Funds II plc (since 2006)
• Director of Dimensional Japan Ltd. (since 2012)
• Dimensional Advisors Ltd. (since 2012)
• Dimensional Fund Advisors Pte. Ltd. (since 2012)
• Dimensional Hong Kong Limited (since 2012)
• Dimensional Ireland Limited (since 2019)
Formerly, Vice President and Secretary (2010 – 2014) of
• Dimensional SmartNest (US) LLC
Formerly, Vice President (1997 – 2017) and Secretary (2000 – 2017) of
• the DFA Fund Complex
Formerly, Vice President of
• Dimensional Fund Advisors LP (1997 – 2017)
• Dimensional Holdings Inc. (2006 – 2017)
• DFA Securities LLC (1997 – 2017)
• Dimensional Investment LLC (2009 – 2017)

Selwyn J. Notelovitz	Vice President	Since	Vice President (since September 2021) of
1961		September	• the DFA Fund Complex
		2021	• ETF Trust
Vice President (since December 2012) and Chief Compliance Officer (since
July 2020) of:
• DFA Securities LLC
• Dimensional Fund Advisors LP
• Dimensional Holdings Inc.
• Dimensional Investment LLC
Chief Compliance Officer (since July 2020) of:
• DFA Australia Limited
• Dimensional Fund Advisors Ltd.
• Dimensional Fund Advisors Canada ULC
Formerly, Deputy Chief Compliance Officer (2013-2020) of:
• DFA Fund Complex
• DFA Securities LLC
• Dimensional Fund Advisors LP
• Dimensional Holdings Inc.
• Dimensional Investment LLC
Formerly, Vice President (2013-2020) of:
• DFA Fund Complex
Formerly, Director (2019-2021) of:
• Dimensional Ireland Limited

60

Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years
Carolyn L. O	Vice President and	Vice	Vice President (since 2010) and Secretary (since 2017) of
1974	Secretary	President	• the DFA Fund Complex
		since 2010	Vice President and Secretary (since 2020) of
and
		Secretary	• ETF Trust
		since 2017	Vice President (since 2010) and Assistant Secretary (since 2016) of
• Dimensional Fund Advisors LP
• Dimensional Holdings Inc.
• Dimensional Investment LLC
Vice President of
• DFA Securities LLC (since 2010)
• Dimensional Cayman Commodity Fund I Ltd. (since 2010)
• Dimensional Fund Advisors Canada ULC (since 2016)

Randy C. Olson	Chief Compliance	Since	Chief Compliance Officer (since 2020)
1980	Officer	August	• all the DFA Funds
		2020	• ETF Trust
Vice President (since 2016) of
• DFA Securities LLC
• Dimensional Fund Advisors LP
• Dimensional Holdings Inc.
• Dimensional Investment LLC
Formerly, Vice President – Senior Compliance Officer
• Dimensional Investment Advisors LP (January 2020 – August 2020 and July 2014 – March 2017)
Formerly, Vice President – Head of Compliance & Operations Asia Ex- Japan
• Dimensional Investment Advisors LP (April 2017 – January 2020)

Gerard K. O’Reilly	Co-Chief	Co-Chief	Co-Chief Executive Officer and Chief Investment Officer of
1976	Executive Officer	Executive	• all the DFA Entities (since 2017)
	and Chief	Officer	• Dimensional Fund Advisors Canada ULC (since 2017)
	Investment Officer	and Chief
		Investment	• ETF Trust (since 2020)
		Officer	Director, Chief Investment Officer and Vice President (since 2017) of
		since 2017	• DFA Australia Limited
Chief Investment Officer (since 2017) and Vice President (since 2016) of
• Dimensional Japan Ltd.
Director, Co-Chief Executive Officer and Chief Investment Officer (since 2017) of
• Dimensional Cayman Commodity Fund I Ltd.
Director of
• Dimensional Funds plc (since 2014)
• Dimensional Funds II plc (since 2014)
• Dimensional Holdings Inc. (since 2017)
• Dimensional Ireland Limited (since 2019)
Formerly, Co-Chief Investment Officer of
• Dimensional Japan Ltd. (2016 – 2017)
• DFA Australia Limited (2014 – 2017)
Formerly, Executive Vice President (2017) and Co-Chief Investment Officer (2014 – 2017) of
• all the DFA Entities
Formerly, Vice President (2007 – 2017) of
• all the DFA Entities
Formerly, Vice President and Co-Chief Investment Officer (2014 – 2017) of
• Dimensional Fund Advisors Canada ULC
Formerly, Director (2017-2018) of

61

Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years
• Dimensional Fund Advisors Pte. Ltd.
James J. Taylor	Vice President and	Since	Vice President and Assistant Treasurer (since 2020) of
1983	Assistant Treasurer	March	• the DFA Fund Complex
		2020	• ETF Trust
Vice President (since 2016)
• Dimensional Holdings Inc.
• Dimensional Fund Advisors LP
• Dimensional Investment LLC
• DFA Securities LLC
Formerly, Accounting Manager (2015 – 2016)
• Dimensional Fund Advisors LP

[1]	Each officer holds office for an indefinite term at the pleasure of the Board of Directors/Trustees and until his or her successor is elected and qualified.

62

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Fund uses in voting proxies relating to securities held in the portfolio is available (1) without charge, upon request, by calling collect: (512) 306-7400; (2) from the Advisor’s website at http://us.dimensional.com; and (3) on the SEC’s website at http://www.sec.gov. Information regarding how the Advisor votes these proxies is available from the EDGAR database on the SEC’s website at http://www.sec.gov and from the Advisor’s website at http://us.dimensional.com and reflects the twelve-month period beginning July 1st and ending June 30th.

63

TAX NOTICE TO SHAREHOLDERS

(Unaudited)

The following information is solely for informational purposes. Each Portfolio is designating the U.S. federal income tax character of the following items with respect to distributions paid or expected to be paid to shareholders related to the fiscal year ended October 31, 2021. All designations are based on financial information available as of the date of this annual report and, accordingly are subject to change. For each classification below and including “Section 163(j) interest dividends” as defined in Treasury Regulation §1.163(j)-1(b)(35) and “Section 199A dividends” as defined in Treasury Regulation §1.199A -3(d), it is the intent of the Portfolio to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For U.S. federal income tax purposes, shareholders generally must report distributions received from a Portfolio on a calendar-year basis, which therefore may include distributions with respect to portions of two fiscal years of the Portfolio. Annual statements needed by shareholders concerning the tax status of distributions received for the calendar year 2021 (e.g., IRS Form 1099-DIV) will be provided in early 2022. Shareholders should refer to these statements in preparing their calendar year 2021 tax returns. Please consult your tax advisor for the proper treatment of this information. Unless otherwise noted, the amounts in the table are expressed as a percentage of the distributions paid with respect to the fiscal year ended October 31, 2021.

DFA Investment Dimensions Group Inc.	Net Investment Income Distributions	Short-Term Capital Gain Distributions	Long-Term Capital Gain Distributions	Return of Capital	Tax-Exempt Interest	Total Distributions	Qualified Dividends (for Corporate Dividends Received Deduction) (1)	Qualified Dividend Income (2)	U.S. Government Interest (3)	Foreign Tax Credit (4)	Foreign Source Income (5)	Qualified Net Interest Income (6)	Qualified Short- Term Capital Gain (7)
World ex U.S. Targeted Value Portfolio	100%	—	—	—	—	100%	—	97%	—	14%	96%	—	—
Dimensional Investment Group Inc.
Tax-Managed U.S. Marketwide Value Portfolio II	100%	—	—	—	—	100%	100%	100%	—	—	—	—	—

(1)

Qualified Dividends represents the amount that qualifies for the corporate dividends-received deduction under Section 243 of the Internal Revenue Code and is reflected as a percentage of estimated ordinary income distributions (the total of short-term capital gain and net investment income distributions) for the calendar year 2021.

(2)

Qualified Dividend Income represents the amount that qualifies for the reduced capital gain tax rate under Section 1(h)(11) of the Internal Revenue Code and is reflected as a percentage of estimated ordinary income distributions (the total of short-term capital gain and net investment income distributions) for the calendar year 2021.

(3)

U.S. Government Interest represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total estimated ordinary income distributions (the total of short-term capital gain and net investment income distributions) for the calendar year 2021. Generally, interest from direct U.S. Government obligations is exempt from state income tax. Please consult your tax advisor for the availability of a state tax exemption based on your individual circumstances.

(4)

Foreign Tax Credit represents the amount of dividends that qualify for the foreign tax credit pass through under Section 853 of the Internal Revenue Code and is reflected as a percentage of “investment company taxable income” (as defined in Section 852(b)(2) of the Internal Revenue Code).

(5)

Foreign Source Income represents the amount of dividends derived from foreign sources and is reflected as a percentage of “investment company taxable income” (as defined in Section 852(b)(2) of the Internal Revenue Code).

(6)

Qualified Net Interest Income represents the amount of interest income available as interest-related dividends generally exempt from withholding taxes for non-U.S. shareholders under Section 871(k)(1) of the Internal Revenue Code. The information is reflected as a percentage estimated ordinary income distributions (the total of short-term capital gain and net investment income distributions) for the calendar year 2021.

(7)

Qualified Short-Term Capital Gain represents the amount available as short-term capital gain dividends generally exempt from withholding taxes for non-U.S. shareholders under Section 871(k)(2) of the Internal Revenue Code. The information is reflected as a percentage of estimated ordinary income distributions (the total of short-term capital gain and net investment income distributions) for the calendar year 2021.

64

DFA103121-002A 00267815

Annual Report

Year Ended: October 31, 2021

DIMENSIONAL INVESTMENT GROUP INC.

DFA International Value Portfolio III

U.S. Large Cap Value Portfolio III

December 2021

Dear Shareholder,

As we near the end of a year that saw us mark four decades since our founding, we want to thank you for entrusting us with your investments. We built Dimensional to implement the great ideas in finance, with the goal of transforming the investor experience for the better.

We are proud of the role Dimensional has played over the past 40 years in helping drive down costs, providing solutions that can improve diversification, and contributing to investor education. We’re committed to continuing to enhance our research-driven strategies, our efficient implementation, and the services we provide.

Just this past year, we launched an expanded offering for separately managed accounts, broadened our suite of fixed income solutions, and became one of the first asset managers to convert mutual funds into exchange-traded funds, offering greater choice in how investors access Dimensional’s strategies.

We have always focused on empowering financial professionals so they can meet their clients’ evolving needs. The solutions we have recently developed will help further that mission, offering more ability to customize and tailor investments to investors’ specific situations. It’s all part of our enduring tradition of innovation to enable the best possible experience for investors.

For 40 years, we have trusted markets. And for 40 years, we have built trust with financial professionals and investors around the world. The advances made in the industry have been profound for investors, and we believe this is just the beginning. We look forward to many more years of innovating on behalf of our clients and investors.

Sincerely,

David P. Butler	Gerard O’Reilly
CO-CHIEF EXECUTIVE OFFICER	CO-CHIEF EXECUTIVE OFFICER and CHIEF INVESTMENT OFFICER

DIMENSIONAL INVESTMENT GROUP INC.

THE DFA INVESTMENT TRUST COMPANY

ANNUAL REPORT

This report is submitted for the information of each Portfolio’s shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

i

DIMENSIONAL INVESTMENT GROUP INC.

THE DFA INVESTMENT TRUST COMPANY

DEFINITIONS OF ABBREVIATIONS AND FOOTNOTES

Schedules of Investments/Summary Schedules of Portfolio Holdings

Investment Abbreviations

ADR	American Depositary Receipt
SA	Special Assessment

Investment Footnotes

†	See Note B to Financial Statements.
»	Securities that have been fair value factored. See Note B to Financial Statements.
‡	Calculated as a percentage of total net assets. Percentages shown parenthetically next to the category headings have been calculated as a percentage of total investments. “Other Securities” are those securities that are not among the top 50 holdings in unaffiliated issuers of the Fund or do not represent more than 1.0% of the net assets of the Fund. Some of the individual securities within this category may include Total or Partial Securities on Loan and/or Non-Income Producing Securities.
#	Total or Partial Securities on Loan.
@	Security purchased with cash collateral received from Securities on Loan.
§	Affiliated Fund.
*	Non-Income Producing Securities.

Financial Highlights

(A)	Computed using average shares outstanding.
(B)	Represents the combined ratios for the respective Portfolio and its respective pro-rata share of its Master Fund.

All Statements, Schedules and Notes to Financial Statements

—	Amounts designated as — are either zero or rounded to zero.
SEC	Securities and Exchange Commission

1

DIMENSIONAL INVESTMENT GROUP INC.

PERFORMANCE CHARTS

(Unaudited)

DFA International Value Portfolio III vs.

MSCI World ex USA Index (net dividends)

October 31, 2011-October 31, 2021

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MSCI data © MSCI 2021, all rights reserved.

Average Annual Total Return	One Year	Five Years	Ten Years
	51.07%	8.12%	6.24%

U.S. Large Cap Value Portfolio III vs.

Russell 1000® Value Index

October 31, 2011-October 31, 2021

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes.

Average Annual Total Return	One Year	Five Years	Ten Years
	48.78%	12.55%	13.53%

2

MANAGEMENT’S DISCUSSION AND ANALYSIS

International Equity Market Review	12 Months Ended October 31, 2021

Performance of non-U.S. developed markets was positive for the period. As measured by the MSCI World ex USA indices, small-cap stocks outperformed large-cap stocks, and mid-cap stocks, a subset of the large-cap universe, underperformed large-cap stocks and small-cap stocks. Value stocks outperformed growth stocks as measured by the MSCI World ex USA indices.

12 Months Ended October 31, 2021

Return in U.S. Dollars
MSCI World ex USA Index	35.59%
MSCI World ex USA Mid Cap Index	31.20%
MSCI World ex USA Small Cap Index	37.19%
MSCI World ex USA Value Index	40.88%
MSCI World ex USA Growth Index	30.25%

For the 12 Months Ended October 31, 2021, the U.S. dollar appreciated against some non-U.S. developed markets currencies and depreciated against others. Overall, currency movements did not have a material overall impact on the U.S. dollar-denominated returns of developed markets.

12 Months Ended October 31, 2021

Ten Largest Foreign Developed Markets by Market Cap	Local Return	Return in U.S. Dollars
Japan	30.75%	19.88%
United Kingdom	35.57%	43.72%
Canada	38.56%	49.05%
France	48.30%	47.33%
Switzerland	28.36%	28.75%
Germany	33.47%	32.60%
Australia	27.93%	36.82%
Netherlands	60.71%	59.67%
Sweden	40.26%	45.36%
Hong Kong	18.26%	17.91%

Source: Returns are of MSCI standard indices net of foreign withholding taxes on dividends. Copyright MSCI 2021, all rights reserved.

Emerging markets had positive performance for the period but underperformed both U.S. and non-U.S. developed markets. As measured by the MSCI Emerging Markets indices, small-cap stocks outperformed large-cap stocks, and mid-cap stocks, a subset of the large-cap universe, outperformed large-cap stocks but underperformed small-cap stocks. Value stocks outperformed growth stocks as measured by the MSCI Emerging Markets indices.

3

12 Months Ended October 31, 2021

Return in U.S. Dollars
MSCI Emerging Markets Index	16.96%
MSCI Emerging Markets Mid Cap Index	31.20%
MSCI Emerging Markets Small Cap Index	44.29%
MSCI Emerging Markets Value Index	28.31%
MSCI Emerging Markets Growth Index	7.38%

For the 12 Months Ended October 31, 2021, the U.S. dollar depreciated against some emerging markets currencies and appreciated against others. Overall, currency movements had a positive impact on the U.S. dollar denominated returns of emerging markets.

12 Months Ended October 31, 2021

Ten Largest Emerging Markets by Market Cap	Local Return	Return in U.S.
Dollars
China	-9.52%	-9.21%
Taiwan	38.36%	42.32%
Korea	27.78%	24.08%
India	51.78%	50.21%
Russia	64.53%	81.80%
Brazil	10.38%	12.91%
Saudi Arabia	56.07%	56.04%
South Africa	18.16%	26.32%
Mexico	42.35%	47.44%
Thailand	34.75%	26.57%

Source: Returns are of MSCI standard indices net of foreign withholding taxes on dividends. Copyright MSCI 2021, all rights reserved.

For Portfolios investing in non-U.S. equities traded outside of the U.S. market time zone, differences in the valuation timing and methodology between a Portfolio and its benchmark index may impact relative performance over the referenced period. The Portfolios price foreign exchange rates at the closing of the U.S. market, while their benchmark indices use rates at 4 p.m. London time. The Portfolios also may use fair value pricing to price certain portfolio securities at the closing of the U.S. market, while benchmark indices may use local market closing prices. For the one-year period ended October 31, 2021, these differences generally detracted from the Portfolios’ relative performance.

DFA International Value Portfolio III

The DFA International Value Portfolio III invests in developed ex U.S. large company value stocks by purchasing shares of The DFA International Value Series, a Master Fund managed by Dimensional that invests in such stocks. The investment strategy is process driven, emphasizing broad diversification, with increased exposure to stocks with smaller total market capitalizations, lower relative price (value), and higher-profitability within the large-cap value segment of developed ex U.S. markets. As of October 31, 2021, the Master Fund held approximately 510 securities in 22 eligible developed markets. Average cash exposure throughout the year was less than 1% of the Master Fund’s assets.

4

For the 12 months ended October 31, 2021, total returns were 51.07% for the Portfolio and 35.59% for the MSCI World ex USA Index (net dividends), the Portfolio’s benchmark. With low relative price (value) stocks outperforming high relative price (growth) stocks for the period, the Master Fund’s focus on value stocks contributed positively to performance relative to the style-neutral benchmark.

U.S. Equity Market Review	12 Months Ended October 31, 2021

U.S. equities had positive returns for the period. The broad U.S. equity market, as measured by the Russell 3000® Index, gained approximately 43.90%. As measured by Russell indices, small-cap stocks outperformed large-cap stocks, and mid-cap stocks, a subset of the large-cap universe, outperformed large-cap stocks but underperformed small-cap stocks. Value stocks outperformed growth stocks as measured by the Russell indices.

Total Return for 12 Months Ended October 31, 2021

Russell 3000® Index	43.90%
Russell 1000® Index (large-cap stocks)	43.51%
Russell Midcap® Index (mid-cap stocks)	45.40%
Russell 2000® Index (small-cap stocks)	50.80%
Russell Microcap® Index (micro-cap stocks)	62.54%
Dow Jones U.S. Select REIT Index SM	56.10%

Total Return for 12 Months Ended October 31, 2021

Russell 1000® Value Index (large-cap value stocks)	43.76%
Russell 1000® Growth Index (large-cap growth stocks)	43.21%
Russell 2000® Value Index (small-cap value stocks)	64.30%
Russell 2000® Growth Index (small-cap growth stocks)	38.45%

Source: Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes.

U.S. Large Cap Value Portfolio III

The U.S. Large Cap Value Portfolio III is designed to capture the returns of U.S. large-cap value stocks by purchasing shares of The U.S. Large Cap Value Series, a Master Fund managed by Dimensional that invests in such stocks. The investment strategy is process driven, emphasizing broad diversification with increased exposure to stocks with smaller market capitalizations, lower relative price (value), and higher profitability within the large-cap value segment of the U.S. market. As of October 31, 2021, the Master Fund held approximately 370 securities. Average cash exposure throughout the year was less than 1% of the Portfolio’s assets.

For the 12 months ended October 31, 2021, total returns were 48.78% for the Portfolio and 43.76% for the Russell 1000® Value Index, the Portfolio’s benchmark. With low relative price (value) stocks outperforming high relative price (growth) stocks, the Master Fund’s greater emphasis on value

5

stocks as compared to the benchmark contributed positively to the Portfolio’s relative performance. The Master Fund’s emphasis on stocks with smaller market capitalizations within the large cap universe also contributed positively to relative performance, as these stocks outperformed their larger counterparts for the period. Additionally, the Master Fund’s exclusion of highly regulated utilities contributed positively to relative performance, as utilities generally underperformed.

6

DIMENSIONAL INVESTMENT GROUP INC.

DISCLOSURE OF FUND EXPENSES

(Unaudited)

The following Expense Tables are shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports, among others. Operating expenses and legal and audit services, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs, in dollars, of investing in the fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Tables below illustrate your fund’s costs in two ways.

Actual Fund Return

This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and “Expenses Paid During Period” reflects the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes

This section is intended to help you compare your fund’s costs with those of other mutual funds. The hypothetical “Ending Account Value” and “Expenses Paid During Period” are derived from the fund’s actual expense ratio and an assumed 5% annual return before expenses. In this case, because the return used is not the fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% annual return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the tables are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs, if applicable. The “Annualized Expense Ratio” represents the actual expenses for the six-month period indicated.

Six Months Ended October 31, 2021

EXPENSE TABLES

	Beginning Account Value 05/01/21	Ending Account Value 10/31/21	Annualized Expense Ratio (1)	Expenses Paid During Period (1)

DFA International Value Portfolio III (2)
Actual Fund Return	$1,000.00	$1,058.00	0.25%	$1.30
Hypothetical 5% Annual Return	$1,000.00	$1,023.95	0.25%	$1.28

U.S. Large Cap Value Portfolio III (2)
Actual Fund Return	$1,000.00	$1,040.50	0.14%	$0.72

7

DISCLOSURE OF FUND EXPENSES

CONTINUED

	Beginning Account Value 05/01/21	Ending Account Value 10/31/21	Annualized Expense Ratio (1)	Expenses Paid During Period (1)
Hypothetical 5% Annual Return	$1,000.00	$1,024.50	0.14%	$0.71

(1)

Expenses are equal to the fund’s annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (184), then divided by the number of days in the year (365) to reflect the six-month period.

(2)

The Portfolio is a Feeder Fund. The expenses shown reflect the direct expenses of the Feeder Fund and the allocation of the Feeder Fund’s portion of the expenses of its Master Fund (Affiliated Investment Company).

8

DIMENSIONAL INVESTMENT GROUP INC.

DISCLOSURE OF PORTFOLIO HOLDINGS

(Unaudited)

The SEC requires that all funds file a complete Schedule of Investments with the SEC for their first and third fiscal quarters as an exhibit to their reports on Form N-PORT. For Dimensional Investment Group Inc., this would be for the fiscal quarters ending January 31 and July 31. Such Form N-PORT filing must be made within 60 days of the end of the quarter. Dimensional Investment Group Inc. filed its most recent Form N-PORT with the SEC on September 24, 2021. They are available upon request, without charge, by calling collect: (512) 306-7400; by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, TX 78746; or by visiting the SEC’s website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The SEC requires that all funds present their categories of portfolio holdings in a table, chart, or graph format in their annual and semi-annual shareholder reports, whether or not a Schedule of Investments is used. The following table, which presents portfolio holdings as a percentage of total investments before short-term investments and collateral for loaned securities, is provided in compliance with this requirement.

The categories of industry classification for the Affiliated Investment Companies are represented in the Disclosure of Portfolio Holdings, which are included elsewhere in the report. Refer to the Summary Schedules of Portfolio Holdings for the underlying Affiliated Investment Company’s holdings, which reflect the investments by category.

Affiliated Investment Companies
DFA International Value Portfolio III	100.0%
U.S. Large Cap Value Portfolio III	100.0%

9

DFA INTERNATIONAL VALUE PORTFOLIO III

SCHEDULE OF INVESTMENTS

October 31, 2021

Value†
AFFILIATED INVESTMENT COMPANIES — (100.0%)
Investment in The DFA International Value Series of The DFA Investment Trust Company	$3,406,897,393

TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANIES	$3,406,897,393

Summary of the Portfolio’s Master Fund’s investments as of October 31, 2021, based on their valuation inputs, is located in this report (See Security Valuation Note).

See accompanying Notes to Financial Statements.

10

U.S. LARGE CAP VALUE PORTFOLIO III

SCHEDULE OF INVESTMENTS

October 31, 2021

Value†
AFFILIATED INVESTMENT COMPANIES — (100.0%)
Investment in The U.S. Large Cap Value Series of The DFA Investment Trust Company	$4,318,266,545

TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANIES	$4,318,266,545

Summary of the Portfolio’s Master Fund’s investments as of October 31, 2021, based on their valuation inputs, is located in this report (See Security Valuation Note).

See accompanying Notes to Financial Statements.

11

DIMENSIONAL INVESTMENT GROUP INC.

STATEMENTS OF ASSETS AND LIABILITIES

OCTOBER 31, 2021

(Amounts in thousands, except share and per share amounts)

	DFA International Value Portfolio III	U.S. Large Cap Value Portfolio III
ASSETS:
Investments in Affiliated Investment Company at Value	$3,406,897	$4,318,267
Receivables:
Fund Shares Sold	1,597	2,444
Prepaid Expenses and Other Assets	16	25

Total Assets	3,408,510	4,320,736

LIABILITIES:
Payables:
Fund Shares Redeemed	1,589	2,204
Due to Advisor	28	37
Accrued Expenses and Other Liabilities	307	302

Total Liabilities	1,924	2,543

NET ASSETS	$3,406,586	$4,318,193

SHARES OUTSTANDING, $0.01 PAR VALUE (1)	200,957,124	139,610,032

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$16.95	$30.93

NET ASSETS CONSIST OF:
Paid-In Capital	$2,735,331	$2,065,195
Total Distributable Earnings (Loss)	671,255	2,252,998

NET ASSETS	$3,406,586	$4,318,193

(1) NUMBER OF SHARES AUTHORIZED	500,000,000	700,000,000

See accompanying Notes to Financial Statements.

12

DIMENSIONAL INVESTMENT GROUP INC.

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2021

(Amounts in thousands)

	DFA International Value Portfolio III*	U.S. Large Cap Value Portfolio III*
Investment Income
Net Investment Income Allocated from Affiliated Investment Companies:
Dividends (Net of Foreign Taxes Withheld of $11,574 and $0, respectively)	$121,638	$84,539
Income from Securities Lending	1,181	104
Expenses Allocated from Affiliated Investment Companies	(7,166)	(4,583)

Total Net Investment Income Allocated and/or Distributions Received from Affiliated Investment Companies	115,653	80,060

Fund Expenses
Investment Management Fees	6,918	4,584
Accounting & Transfer Agent Fees	511	561
Filing Fees	166	128
Shareholders’ Reports	77	76
Directors’/Trustees’ Fees & Expenses	36	45
Professional Fees	12	12
Other	18	17

Total Fund Expenses	7,738	5,423

Fees Waived, Expenses Reimbursed by Advisor (Note C)	6,589	4,167

Net Expenses	1,149	1,256

Net Investment Income (Loss)	114,504	78,804

Realized and Unrealized Gain (Loss)
Net Realized Gain (Loss) on:
Transactions Allocated from Affiliated Investment Company**	111,204	232,706
Change in Unrealized Appreciation (Depreciation) of:
Transactions Allocated from Affiliated Investment Company	1,031,549	1,242,663

Net Realized and Unrealized Gain (Loss)	1,142,753	1,475,369

Net Increase (Decrease) in Net Assets Resulting from Operations	$1,257,257	$1,554,173

**	Net of foreign capital gain taxes withheld of $0 and $0, respectively.
*	Investment Income and Realized and Unrealized Gain (Loss) were allocated from the Portfolio’s Master Fund (Affiliated Investment Company).

See accompanying Notes to Financial Statements.

13

DIMENSIONAL INVESTMENT GROUP INC.

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	DFA International Value Portfolio III***		U.S. Large Cap Value Portfolio III***
	Year Ended Oct 31, 2021	Year Ended Oct 31, 2020	Year Ended Oct 31, 2021	Year Ended Oct 31, 2020
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$114,504	$72,789	$78,804	$90,018
Net Realized Gain (Loss) on:
Transactions Allocated from Affiliated Investment Company*,**	111,204	(125,741)	232,706	(29,335)
Change in Unrealized Appreciation (Depreciation) of:
Transactions Allocated from Affiliated Investment Company	1,031,549	(436,791)	1,242,663	(474,480)

Net Increase (Decrease) in Net Assets Resulting from Operations	1,257,257	(489,743)	1,554,173	(413,797)

Distributions:
Institutional Class Shares	(102,813)	(78,153)	(75,804)	(204,776)
Capital Share Transactions (1):
Shares Issued	394,279	1,026,947	490,752	795,560
Shares Issued in Lieu of Cash Distributions	89,936	66,773	63,576	163,315
Shares Redeemed	(774,309)	(793,919)	(1,018,155)	(1,054,001)

Net Increase (Decrease) from Capital Share Transactions	(290,094)	299,801	(463,827)	(95,126)

Total Increase (Decrease) in Net Assets	864,350	(268,095)	1,014,542	(713,699)
Net Assets
Beginning of Year	2,542,236	2,810,331	3,303,651	4,017,350

End of Year	$3,406,586	$2,542,236	$4,318,193	$3,303,651

(1) Shares Issued and Redeemed:
Shares Issued	25,078	91,404	17,331	38,871
Shares Issued in Lieu of Cash Distributions	5,561	5,342	2,235	6,960
Shares Redeemed	(49,368)	(68,735)	(36,028)	(48,992)

Net Increase (Decrease) from Shares Issued and Redeemed	(18,729)	28,011	(16,462)	(3,161)

*	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2021 of $0 and $0, respectively.
**	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2020 of $0 and $0, respectively.
***	Investment Income and Realized and Unrealized Gain (Loss) were allocated from the Portfolio’s Master Fund (Affiliated Investment Company).

See accompanying Notes to Financial Statements.

14

DIMENSIONAL INVESTMENT GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

	DFA International Value Portfolio III					U.S. Large Cap Value Portfolio III
	Year Ended Oct 31, 2021	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2018	Year Ended Oct 31, 2017	Year Ended Oct 31, 2021	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2018	Year Ended Oct 31, 2017

Net Asset Value, Beginning of Year.	$11.57	$14.66	$15.04	$16.89	$13.80	$21.17	$25.23	$25.83	$27.29	$23.15

Income from Investment Operations (A)
Net Investment Income (Loss)	0.55	0.35	0.56	0.54	0.50	0.54	0.56	0.60	0.58	0.56
Net Gains (Losses) on Securities (Realized and Unrealized)	5.33	(3.07)	(0.09)	(1.87)	3.10	9.74	(3.33)	0.95	0.25	4.94

Total from Investment Operations	5.88	(2.72)	0.47	(1.33)	3.60	10.28	(2.77)	1.55	0.83	5.50

Less Distributions:
Net Investment Income	(0.50)	(0.37)	(0.51)	(0.52)	(0.51)	(0.52)	(0.51)	(0.54)	(0.54)	(0.53)
Net Realized Gains	—	—	(0.34)	—	—	—	(0.78)	(1.61)	(1.75)	(0.83)

Total Distributions	(0.50)	(0.37)	(0.85)	(0.52)	(0.51)	(0.52)	(1.29)	(2.15)	(2.29)	(1.36)

Net Asset Value, End of Year.	$16.95	$11.57	$14.66	$15.04	$16.89	$30.93	$21.17	$25.23	$25.83	$27.29

Total Return	51.07%	(18.72%)	3.50%	(8.09%)	26.50%	48.78%	(11.43%)	7.12%	2.91%	24.32%

Net Assets, End of Year (thousands)	$3,406,586	$2,542,236	$2,810,331	$2,421,704	$2,541,484	$4,318,193	$3,303,651	$4,017,350	$3,794,092	$3,708,961
Ratio of Expenses to Average Net Assets (B)	0.25%	0.25%	0.25%	0.24%	0.24%	0.14%	0.14%	0.14%	0.13%	0.13%
Ratio of Expenses to Average Net Assets (Excluding Fees Waived, Expenses Reimbursed by Advisor) (B)	0.45%	0.45%	0.45%	0.44%	0.44%	0.24%	0.24%	0.24%	0.23%	0.23%
Ratio of Net Investment Income to Average Net Assets	3.48%	2.75%	3.88%	3.20%	3.30%	1.89%	2.50%	2.47%	2.12%	2.17%

See page 1 for the Definitions of Abbreviations and Footnotes. See page 1 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

15

DIMENSIONAL INVESTMENT GROUP INC.

NOTES TO FINANCIAL STATEMENTS

A. Organization:

Dimensional Investment Group Inc. (the “Fund”) is an open-end management investment company registered under the Investment Company Act of 1940, whose shares are offered to institutional investors, retirement plans and clients of registered investment advisors. The Fund consists of eleven portfolios, two of which, DFA International Value Portfolio III and U.S. Large Cap Value Portfolio III (the “Portfolios”), are presented in this report. The remaining portfolios are presented in separate reports. The Portfolios are investment companies, and accordingly, follow the accounting and reporting guidance under the Financial Accounting Standards Board (“FASB”) Accounting Standards Certification (“ASC”), Topic 946, “Financial Services-Investment Companies.”

DFA International Value Portfolio III and U.S. Large Cap Value Portfolio III invest substantially all of their assets in The DFA International Value Series and The U.S. Large Cap Value Series (the “Series”), respectively, each a corresponding series of The DFA Investment Trust Company. As of October 31, 2021, DFA International Value Portfolio III and U.S. Large Cap Value Portfolio III owned 28% and 15% of the total outstanding shares of their respective Series. The financial statements of the Series are included elsewhere in this report and should be read in conjunction with the financial statements of the Portfolios.

B. Significant Accounting Policies:

The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Fund in preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates, and those differences could be material.

1. Security Valuation: The Portfolios use a fair value hierarchy, which prioritizes the inputs-to-valuation techniques used to measure fair value into three broad levels described below:

•	Level 1 – inputs are quoted prices in active markets for identical securities (including equity securities, open-end investment companies, and futures contracts)

•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Portfolios’ own assumptions in determining the fair value of investments)

The Portfolios’ investments reflect their proportionate interests in the net assets of their respective Series. These valuations are classified as Level 1 in the hierarchy.

A summary of the inputs used to value the Portfolios’ investments is disclosed previously in this note. The methodology or inputs used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

2. Deferred Compensation Plan: Each eligible Director of the Fund may elect to participate in the Fee Deferral Plan for Independent Directors and Trustees (the “Plan”). Under the Plan, effective January 1, 2002, such Directors may defer payment of all or a portion of their total fees earned as a Director. These deferred amounts may be treated as though such amounts had been invested in shares of the following funds: the U.S. Large Cap Value Portfolio, U.S. Core Equity 1 Portfolio, U.S. Large Company Portfolio, U.S. Vector Equity Portfolio, U.S. Micro Cap Portfolio, DFA International Value Portfolio, International Core Equity Portfolio, Emerging Markets Portfolio, Emerging Markets

16

Core Equity Portfolio, DFA Inflation-Protected Securities Portfolio, and/or DFA Two-Year Global Fixed Income Portfolio. Contributions made under the Plan and the change in unrealized appreciation (depreciation) and income are included in Directors’/ Trustees’ Fees & Expenses.

The Directors may receive their distributions of proceeds by one of the following methods: lump sum, annual installments over a period of agreed-upon years, or quarterly installments over a period of agreed-upon years. Each Director shall have the right in a notice of election (the “Notice”) to defer the receipt of the Director’s deferred compensation until a date specified by such Director in the Notice, which date may not be sooner than the earlier of: (i) the first business day of January following the year in which such Director ceases to be a member of the Board of Directors of the Fund; and (ii) five years following the effective date of the Director’s first deferral election. If a Director who elects to defer fees fails to designate in the Notice a time or date as of which payment of the Director’s deferred fee account shall commence, payment of such amount shall commence as of the first business day of January following the year in which the Director ceases to be a member of the Board (unless the Director files an amended Notice selecting a different distribution date).

3. Other: The Portfolios recognize their pro-rata share, on a daily basis, of net investment income and realized and unrealized gains and losses of investment securities and foreign currency from their respective Series, which are each treated as a partnership for federal income tax purposes. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments or as a realized gain, respectively. Expenses directly attributable to a Portfolio are directly charged. Common expenses of the Fund or the Portfolios are allocated using methods approved by the Board, generally based on average net assets.

C. Investment Advisor:

The Advisor, Dimensional Fund Advisors LP, provides investment management services to the Portfolios.

During the year ended October 31, 2021, the DFA International Value Portfolio III’s and U.S. Large Cap Value Portfolio III’s investment management fees were accrued daily and paid monthly to the Advisor based on an effective annual rate of 0.21% and 0.11%, respectively, of each Portfolio’s average daily net assets.

Pursuant to an Amended and Restated Fee Waiver Agreement (the “Fee Waiver Agreement”), the Advisor has contractually agreed to permanently waive all or a portion of the management fee of each Portfolio to the extent necessary to limit the total management fees paid to the Advisor by a Portfolio, including the proportionate share of the management fees a Portfolio pays indirectly through its investment in other funds managed by the Advisor, except for the fees paid indirectly through its investment of securities lending cash collateral in The DFA Short Term Investment Fund (the “Money Market Series”) to the rates listed below as a percentage of the average net assets of a class of a Portfolio on an annualized basis. The Fee Waiver Agreement will remain in effect permanently, unless terminated by the Fund.

During the year ended October 31, 2021, each Portfolio had a total management fee limit based on a percentage of its average net assets on an annualized basis and waived fees (amounts in thousands) as reflected below.

Institutional Class Shares	Total Management Fee Limit	Net Waived Fees
DFA International Value Portfolio III	0.21%	$6,589
U.S. Large Cap Value Portfolio III	0.11%	4,167

Fees Paid to Officers and Directors/Trustees:

Certain Officers and Directors of the Advisor are also Officers and Directors of the Fund; however, such Officers and Directors (with the exception of the Chief Compliance Officer (“CCO”)) receive no compensation from the Fund. For the year ended October 31, 2021, the total related amount paid by the Fund to the CCO was $14 (in thousands). The total related amounts paid by each of the Portfolios are included in Other Expenses on the Statements of Operations.

17

D. Deferred Compensation:

As of October 31, 2021, the total liability for deferred compensation to Directors is included in Accrued Expenses and Other Liabilities on the Statements of Assets and Liabilities as follows (amounts in thousands):

DFA International Value Portfolio III	$87
U.S. Large Cap Value Portfolio III	117

E. Federal Income Taxes:

Each Portfolio has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for federal income tax purposes and to distribute substantially all of its taxable income and net capital gains to shareholders. Accordingly, no provision has been made for federal income taxes.

Distributions from net investment income and net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent that these differences are permanent, they are charged or credited to paid-in capital or distributable earnings, as appropriate, in the period that the differences arise. Accordingly, the permanent differences as of October 31, 2021, can occur as a result of realized gains on securities considered to be “passive foreign investment companies,” non-deductible expenses, realized foreign capital gains tax, the use of accumulated earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction for income tax purposes, net foreign currency gains/losses, distributions received from real estate investment trusts and distribution redesignations, and were reclassified to the accounts mentioned above. These reclassifications had no effect on net assets or net asset value per share.

The tax character of dividends and distributions declared and paid during the years ended October 31, 2020, and October 31, 2021, were as follows (amounts in thousands):

	Net Investment Income and Short-Term Capital Gains	Long-Term Capital Gains	Tax Exempt Income	Total
DFA International Value Portfolio III
2020	$78,153	—	—	$78,153
2021	102,813	—	—	102,813
U.S. Large Cap Value Portfolio III
2020	81,726	$123,050	—	204,776
2021	75,804	—	—	75,804

As of October 31, 2021, the following net investment income and short-term capital gains and long-term capital gains distributions designated for federal income tax purposes are due to the use of accumulated earnings and profits distributed to shareholders upon redemption of shares (amounts in thousands):

	Net Investment Income and Short-Term Capital Gains	Long-Term Capital Gains	Total
DFA International Value Portfolio III	$(5,671)	—	$(5,671)
U.S. Large Cap Value Portfolio III	(7,878)	$(13,965)	(21,843)

18

As of October 31, 2021, the components of distributable earnings (accumulated losses) were as follows (amounts in thousands):

	Undistributed Net Investment Income and Short-Term Capital Gains	Undistributed Long-Term Capital Gains	Capital Loss Carryforwards	Unrealized Appreciation (Depreciation)	Total Net Distributable Earnings (Accumulated Losses)
DFA International Value Portfolio III	$31,767	—	$(31,361)	$670,984	$671,390
U.S. Large Cap Value Portfolio III	386	$188,116	—	2,064,704	2,253,206

For federal income tax purposes, the Fund measures its capital loss carryforwards annually at October 31, its fiscal year end. Capital loss carryforwards may be carried forward and applied against future capital gains. As of October 31, 2021, the Portfolios had the following capital loss carryforwards available to offset future realized capital gains with no expiration date (amounts in thousands):

	Unlimited	Total
DFA International Value Portfolio III	$31,361	$31,361
U.S. Large Cap Value Portfolio III	—	—

During the year ended October 31, 2021, the following Portfolios used the following capital loss carryforwards to offset realized capital gains for federal income tax purposes (amounts in thousands):

DFA International Value Portfolio III	$106,057
U.S. Large Cap Value Portfolio III	34,510

As of October 31, 2021, the total cost and aggregate gross unrealized appreciation (depreciation) of securities for federal income tax purposes were different from amounts reported for financial reporting purposes, as follows (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
DFA International Value Portfolio III	$2,735,807	$671,040	—	$671,040
U.S. Large Cap Value Portfolio III	2,252,191	2,064,705	—	2,064,705

The difference between GAAP-basis and tax-basis unrealized gains (losses) can occur as a result of wash sales and net mark to market gains (losses) on regulated futures contracts, net mark-to-market gain/loss on foreign currency contracts, and differences in the tax treatment of passive foreign investment company investments.

ASC 740 Accounting for Uncertainty in Income Taxes sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed the Portfolios’ tax positions and has concluded that no additional provision for income tax is required in the Portfolios’ financial statements. The Portfolios are not aware of any tax positions for which it is more likely than not that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Portfolios’ federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

F. Line of Credit:

The Fund, together with other Dimensional-advised portfolios, has entered into a $500 million uncommitted, unsecured discretionary line of credit effective April 7, 2021, with its domestic custodian bank. A line of credit with similar terms was in effect through April 7, 2021. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Borrowings under the line of credit are charged interest at rates agreed upon by the

19

parties at the time of borrowing. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The agreement for the line of credit expires on April 6, 2022.

The Fund, together with other Dimensional-advised portfolios, has also entered into an additional $700 million unsecured line of credit with its international custodian bank effective January 2, 2021. A line of credit with similar terms was in effect through January 2, 2021. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $700 million in the aggregate. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The line of credit agreement expires on January 1, 2022.

There were no borrowings by the Portfolios under the lines of credit during the year ended October 31, 2021.

G. Indemnitees; Contractual Obligations:

Under the Fund’s organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund.

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

H. Recently Issued Accounting Standards and Regulations:

In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. In January 2021, the FASB issued ASU No. 2021-01, with further amendments to Topic 848. The amendments in the ASUs provide optional temporary accounting recognition and financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the LIBOR and other interbank-offered based reference rates as of the end of 2021 and 2023. The ASUs are effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management has reviewed the requirements and believes the adoption of these ASUs will not have a material impact on the Portfolios’ financial statements.

In October 2020, the SEC adopted new regulations governing the use of derivatives by registered investment companies. Rule 18f-4 (the “Derivatives Rule”) imposes limits on the amount of derivatives contracts the Portfolios could enter, eliminate the asset segregation framework currently used by the Portfolios to comply with Section 18 of the 1940 Act, and require funds whose use of derivatives is more than a limited specified exposure to establish and maintain a derivatives risk management program and appoint a derivatives risk manager. The Derivatives Rule became effective February 19, 2021 and the Portfolios are required to comply on August 19, 2022. Management is currently evaluating the effect, if any, the Derivatives Rule will have on the Portfolios.

On December 3, 2020, the SEC adopted new Rule 2a-5 (the “Valuation Rule”) under the Investment Company Act of 1940, establishing an updated regulatory framework for fund valuation. The Valuation Rule, in part, provides a framework for good faith fair value determination and permits a Board to designate fair value determinations to a fund’s investment adviser. Further, the SEC is rescinding previously issued guidance on related issues. The Valuation Rule became effective on March 8, 2021, with a compliance date of September 8, 2022. Management is currently evaluating the Valuation Rule and its effect on the Portfolios.

20

I. Coronavirus (COVID-19) Pandemic:

The ongoing outbreak of the novel coronavirus, COVID-19, has resulted, at times, in market closures, market volatility, liquidity constraints and increased trading costs. Efforts to contain the spread of COVID-19 have resulted in global travel restrictions and disruptions of healthcare systems, business operations and supply chains, layoffs, reduced consumer demand, defaults and credit rating downgrades, and other significant economic impacts. The effects of COVID-19 have impacted global economic activity and may heighten pre-existing political, social and economic risks, domestically or globally. The full impact of the COVID-19 pandemic is unpredictable and may adversely affect a Portfolio’s performance.

J. Other:

As of October 31, 2021, the following number of shareholders held the following approximate percentages of the Portfolios’ outstanding shares. One or more of the shareholders may be omnibus accounts, which typically hold shares for the benefit of several other underlying investors.

	Number of Shareholders	Approximate Percentage of Outstanding Shares
DFA International Value Portfolio III	5	96%
U.S. Large Cap Value Portfolio III	5	94%

The Portfolios are subject to claims and suits that arise from time to time in the ordinary course of business (for example, ongoing claw back litigation against former shareholders of portfolio companies that filed for bankruptcy, such as The Tribune Company and Nine West). Although management currently believes that resolving claims against the Portfolios, individually or in aggregate, will not have a material adverse impact on the Portfolios’ financial position, results of operations, or cash flows, these matters are subject to inherent uncertainties and management’s view of these matters may change in the future.

K. Subsequent Event Evaluations:

Management has evaluated the impact of all subsequent events on the Portfolios through the date on which the financial statements were issued and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

21

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Dimensional Investment Group Inc. and Shareholders of DFA International Value Portfolio III and U.S. Large Cap Value Portfolio III

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of DFA International Value Portfolio III and U.S. Large Cap Value Portfolio III (two of the portfolios constituting Dimensional Investment Group Inc., hereafter collectively referred to as the “Portfolios”) as of October 31, 2021, the related statements of operations for the year ended October 31, 2021, the statements of changes in net assets for each of the two years in the period ended October 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Portfolios as of October 31, 2021, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2021, and each of the financial highlights for each of the five years in the period ended October 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on the Portfolios’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolios in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2021 by correspondence with the transfer agent of the investee funds. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 22, 2021

We have served as the auditor of one or more investment companies in Dimensional Fund Advisors L.P. investment company group since 1981.

22

THE DFA INVESTMENT TRUST COMPANY

PERFORMANCE CHARTS

(Unaudited)

The DFA International Value Series vs.

MSCI World ex USA Index (net dividends)

October 31, 2011-October 31, 2021

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MSCI data © MSCI 2021, all rights reserved.

Average Annual Total Return	One Year	Five Years	Ten Years
	51.09%	8.16%	6.27%

The U.S. Large Cap Value Series vs.

Russell 1000® Value Index

October 31, 2011-October 31, 2021

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes.

Average Annual Total Return	One Year	Five Years	Ten Years
	48.85%	12.58%	13.55%

23

MANAGEMENT’S DISCUSSION AND ANALYSIS

International Equity Market Review	12 Months Ended October 31, 2021

Performance of non-U.S. developed markets was positive for the period. As measured by the MSCI World ex USA indices, small-cap stocks outperformed large-cap stocks, and mid-cap stocks, a subset of the large-cap universe, underperformed large-cap stocks and small-cap stocks. Value stocks outperformed growth stocks as measured by the MSCI World ex USA indices.

12 Months Ended October 31, 2021

Return in U.S. Dollars
MSCI World ex USA Index	35.59%
MSCI World ex USA Mid Cap Index	31.20%
MSCI World ex USA Small Cap Index	37.19%
MSCI World ex USA Value Index	40.88%
MSCI World ex USA Growth Index	30.25%

For the 12 Months Ended October 31, 2021, the U.S. dollar appreciated against some non-U.S. developed markets currencies and depreciated against others. Overall, currency movements did not have a material overall impact on the U.S. dollar-denominated returns of developed markets.

12 Months Ended October 31, 2021

Ten Largest Foreign Developed Markets by Market Cap	Local Return	Return in U.S. Dollars
Japan	30.75%	19.88%
United Kingdom	35.57%	43.72%
Canada	38.56%	49.05%
France	48.30%	47.33%
Switzerland	28.36%	28.75%
Germany	33.47%	32.60%
Australia	27.93%	36.82%
Netherlands	60.71%	59.67%
Sweden	40.26%	45.36%
Hong Kong	18.26%	17.91%

Source: Returns are of MSCI standard indices net of foreign withholding taxes on dividends. Copyright MSCI 2021, all rights reserved.

Emerging markets had positive performance for the period but underperformed both U.S. and non-U.S. developed markets. As measured by the MSCI Emerging Markets indices, small-cap stocks outperformed large-cap stocks, and mid-cap stocks, a subset of the large-cap universe, outperformed large-cap stocks but underperformed small-cap stocks. Value stocks outperformed growth stocks as measured by the MSCI Emerging Markets indices.

24

12 Months Ended October 31, 2021

Return in U.S. Dollars
MSCI Emerging Markets Index	16.96%
MSCI Emerging Markets Mid Cap Index	31.20%
MSCI Emerging Markets Small Cap Index	44.29%
MSCI Emerging Markets Value Index	28.31%
MSCI Emerging Markets Growth Index	7.38%

For the 12 Months Ended October 31, 2021, the U.S. dollar depreciated against some emerging markets currencies and appreciated against others. Overall, currency movements had a positive impact on the U.S. dollar denominated returns of emerging markets.

12 Months Ended October 31, 2021

Ten Largest Emerging Markets by Market Cap	Local Return	Return in U.S.
Dollars
China	-9.52%	-9.21%
Taiwan	38.36%	42.32%
Korea	27.78%	24.08%
India	51.78%	50.21%
Russia	64.53%	81.80%
Brazil	10.38%	12.91%
Saudi Arabia	56.07%	56.04%
South Africa	18.16%	26.32%
Mexico	42.35%	47.44%
Thailand	34.75%	26.57%

Source: Returns are of MSCI standard indices net of foreign withholding taxes on dividends. Copyright MSCI 2021, all rights reserved.

For Portfolios investing in non-U.S. equities traded outside of the U.S. market time zone, differences in the valuation timing and methodology between a Portfolio and its benchmark index may impact relative performance over the referenced period. The Portfolios price foreign exchange rates at the closing of the U.S. market, while their benchmark indices use rates at 4 p.m. London time. The Portfolios also may use fair value pricing to price certain portfolio securities at the closing of the U.S. market, while benchmark indices may use local market closing prices. For the one-year period ended October 31, 2021, these differences generally detracted from the Portfolios’ relative performance.

The DFA International Value Series

The DFA International Value Series invests in developed ex U.S. large company value stocks. The investment strategy is process driven, emphasizing broad diversification, with increased exposure to stocks with smaller total market capitalizations, lower relative price (value), and higher-profitability within the large-cap value segment of developed ex U.S. markets. As of October 31, 2021, the Series held approximately 510 securities in 22 eligible developed markets. Average cash exposure throughout the year was less than 1% of the Series’ assets.

25

For the 12 months ended October 31, 2021, total returns were 51.09% for the Series and 35.59% for the MSCI World ex USA Index (net dividends), the Series’ benchmark. With low relative price (value) stocks outperforming high relative price (growth) stocks for the period, the Series’ focus on value stocks contributed positively to performance relative to the style-neutral benchmark.

U.S. Equity Market Review	12 Months Ended October 31, 2021

U.S. equities had positive returns for the period. The broad U.S. equity market, as measured by the Russell 3000® Index, gained approximately 43.90%. As measured by Russell indices, small-cap stocks outperformed large-cap stocks, and mid-cap stocks, a subset of the large-cap universe, outperformed large-cap stocks but underperformed small-cap stocks. Value stocks outperformed growth stocks as measured by the Russell indices.

Total Return for 12 Months Ended October 31, 2021

Russell 3000® Index	43.90%
Russell 1000® Index (large-cap stocks)	43.51%
Russell Midcap® Index (mid-cap stocks)	45.40%
Russell 2000® Index (small-cap stocks)	50.80%
Russell Microcap® Index (micro-cap stocks)	62.54%
Dow Jones U.S. Select REIT Index SM	56.10%

Total Return for 12 Months Ended October 31, 2021

Russell 1000® Value Index (large-cap value stocks)	43.76%
Russell 1000® Growth Index (large-cap growth stocks)	43.21%
Russell 2000® Value Index (small-cap value stocks)	64.30%
Russell 2000® Growth Index (small-cap growth stocks)	38.45%

Source: Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes.

U.S. Large Cap Value Series

The U.S. Large Cap Value Series is designed to capture the returns of U.S. large company low relative price (value) stocks. The investment strategy is process driven, emphasizing broad diversification with increased exposure to stocks with smaller market capitalizations, lower relative price (value), and higher profitability within the large-cap value segment of the U.S. market. As of October 31, 2021, the Series held approximately 370 securities. Average cash exposure throughout the year was less than 1% of the Series’ assets.

For the 12 months ended October 31, 2021, total returns were 48.85% for the Series and 43.76% for the Russell 1000® Value Index, the Series’ benchmark. With low relative price (value) stocks outperforming high relative price (growth) stocks, the Series’ greater emphasis on value stocks as compared to the benchmark contributed positively to the Series’ relative performance. The Series’

26

emphasis on stocks with smaller market capitalizations within the large cap universe also contributed positively to relative performance, as these stocks outperformed their larger counterparts for the period. Additionally, the Series’ exclusion of highly regulated utilities contributed positively to relative performance, as utilities generally underperformed.

27

THE DFA INVESTMENT TRUST COMPANY

DISCLOSURE OF FUND EXPENSES

(Unaudited)

The following Expense Tables are shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports, among others. Operating expenses and legal and audit services, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs, in dollars, of investing in the fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Tables below illustrate your fund’s costs in two ways.

Actual Fund Return

This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and “Expenses Paid During Period” reflects the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes

This section is intended to help you compare your fund’s costs with those of other mutual funds. The hypothetical “Ending Account Value” and “Expenses Paid During Period” are derived from the fund’s actual expense ratio and an assumed 5% annual return before expenses. In this case, because the return used is not the fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% annual return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the tables are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs, if applicable. The “Annualized Expense Ratio” represents the actual expenses for the six-month period indicated.

Six Months Ended October 31, 2021

EXPENSE TABLES

	Beginning Account Value 05/01/21	Ending Account Value 10/31/21	Annualized Expense Ratio (1)	Expenses Paid During Period (1)

The DFA International Value Series
Actual Fund Return	$1,000.00	$1,058.40	0.22%	$1.14
Hypothetical 5% Annual Return	$1,000.00	$1,024.10	0.22%	$1.12

The U.S. Large Cap Value Series
Actual Fund Return	$1,000.00	$1,040.60	0.11%	$0.57

28

DISCLOSURE OF FUND EXPENSES

CONTINUED

	Beginning Account Value 05/01/21	Ending Account Value 10/31/21	Annualized Expense Ratio (1)	Expenses Paid During Period (1)
Hypothetical 5% Annual Return	$1,000.00	$1,024.65	0.11%	$0.56

(1)

Expenses are equal to the fund’s annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (184), then divided by the number of days in the year (365) to reflect the six-month period.

29

THE DFA INVESTMENT TRUST COMPANY

DISCLOSURE OF PORTFOLIO HOLDINGS

(Unaudited)

The SEC requires that all funds file a complete Schedule of Investments with the SEC for their first and third fiscal quarters as an exhibit to their reports on Form N-PORT.For The DFA Investment Trust Company, this would be for the fiscal quarters ending January 31 and July 31. Such Form N-PORT filing must be made within 60 days of the end of the quarter. The DFA Investment Trust Company filed its most recent Form N-PORT with the SEC on September 24, 2021. They are available upon request, without charge, by calling collect: (512) 306-7400; by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, TX 78746; or by visiting the SEC’s website at http://www.sec.gov.

SEC regulations permit a fund to include in its reports to shareholders a “Summary Schedule of Portfolio Holdings” in lieu of a full Schedule of Investments. The Summary Schedule of Portfolio Holdings reports the fund’s 50 largest holdings in unaffiliated issuers and any investments that exceed one percent of the fund’s net assets at the end of the reporting period. The regulations also require that the Summary Schedule of Portfolio Holdings identify each category of investments that are held.

A fund is required to file a complete Schedule of Investments with the SEC on Form N-CSR within ten days after mailing the annual and semi-annual reports to shareholders. It will be available upon request, without charge, by calling collect: (512) 306-7400; by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, TX 78746; or by visiting the SEC’s website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The SEC requires that all funds present their categories of portfolio holdings in a table, chart, or graph format in their annual and semi-annual shareholder reports, whether or not a Schedule of Investments is used. The following tables, which present portfolio holdings as a percentage of total investments before short-term investments and collateral for loaned securities, are provided in compliance with this requirement. The categories shown below represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

DOMESTIC AND INTERNATIONAL EQUITY PORTFOLIOS

The DFA International Value Series
Communication Services	4.8%
Consumer Discretionary	14.7%
Consumer Staples	4.5%
Energy	12.6%
Financials	30.7%
Health Care	4.9%
Industrials	11.3%
Information Technology	0.9%
Materials	11.8%
Real Estate	2.3%
Utilities	1.5%

100.0%

The U.S. Large Cap Value Series
Communication Services	9.7%
Consumer Discretionary	7.1%
Consumer Staples	6.0%
Energy	8.0%
Financials	22.0%
Health Care	15.9%
Industrials	13.8%
Information Technology	9.3%
Materials	7.5%
Real Estate	0.5%
Utilities	0.2%

100.0%

30

THE DFA INTERNATIONAL VALUE SERIES

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2021

	Shares	Value»	Percentage of Net Assets‡
COMMON STOCKS — (94.7%)
AUSTRALIA — (6.0%)
Australia & New Zealand Banking Group Ltd.	6,888,410	$146,588,595	1.2%
National Australia Bank Ltd.	4,975,285	108,172,523	0.9%
Westpac Banking Corp.	8,060,284	156,813,850	1.3%
Other Securities		342,062,377	2.7%

TOTAL AUSTRALIA		753,637,345	6.1%

AUSTRIA — (0.0%)
Other Securities		1,511,840	0.0%

BELGIUM — (0.7%)
Other Securities		84,789,324	0.7%

CANADA — (9.4%)
# Bank of Montreal	180,174	19,562,040	0.2%
Bank of Montreal	1,448,818	157,211,241	1.3%
Bank of Nova Scotia	495,702	32,499,402	0.3%
Bank of Nova Scotia	1,698,160	111,331,370	0.9%
# Canadian Imperial Bank of Commerce	907,318	110,093,685	0.9%
Canadian Imperial Bank of Commerce	248,491	30,132,019	0.3%
Canadian Natural Resources Ltd.	489,228	20,792,981	0.2%
Canadian Natural Resources Ltd.	3,476,035	147,766,248	1.2%
Other Securities		557,468,956	4.3%

TOTAL CANADA		1,186,857,942	9.6%

DENMARK — (2.2%)
DSV AS	309,306	71,888,035	0.6%
# Vestas Wind Systems AS	1,973,579	85,317,056	0.7%
Other Securities		116,222,387	0.9%

TOTAL DENMARK		273,427,478	2.2%

FINLAND — (0.9%)
Other Securities		117,103,920	1.0%

FRANCE — (9.8%)
AXA SA	1,974,356	57,439,907	0.5%
# BNP Paribas SA	1,824,346	122,116,632	1.0%
Cie de Saint-Gobain	1,844,395	127,286,369	1.0%
Cie Generale des Etablissements Michelin SCA	622,212	97,822,573	0.8%
Orange SA	5,978,647	65,196,841	0.5%
TotalEnergies SE	6,840,726	342,549,007	2.8%
Other Securities		425,218,764	3.5%

TOTAL FRANCE		1,237,630,093	10.1%

GERMANY — (6.5%)
Allianz SE	559,039	129,814,638	1.1%
Bayerische Motoren Werke AG	1,003,964	101,436,507	0.8%
Daimler AG	2,568,275	254,933,183	2.1%
Volkswagen AG	111,321	36,190,216	0.3%
Other Securities		297,572,604	2.4%

TOTAL GERMANY		819,947,148	6.7%

31

THE DFA INTERNATIONAL VALUE SERIES

CONTINUED

	Shares	Value»	Percentage of Net Assets‡
HONG KONG — (1.9%)
Other Securities		$241,189,297	2.0%

IRELAND — (0.4%)
Other Securities		46,959,387	0.4%

ISRAEL — (0.4%)
Other Securities		50,389,622	0.4%

ITALY — (1.9%)
Intesa Sanpaolo SpA	21,991,838	62,504,673	0.5%
Other Securities		172,510,027	1.4%

TOTAL ITALY		235,014,700	1.9%

JAPAN — (20.4%)
Hitachi Ltd.	997,700	57,492,003	0.5%
Honda Motor Co. Ltd.	3,522,000	104,173,232	0.8%
Mitsubishi Corp.	1,817,600	57,795,971	0.5%
ORIX Corp.	3,324,900	66,086,674	0.5%
SoftBank Group Corp.	1,571,580	85,081,195	0.7%
Takeda Pharmaceutical Co. Ltd.	2,595,871	72,855,226	0.6%
Toyota Motor Corp.	16,646,950	293,721,364	2.4%
# Toyota Motor Corp., Sponsored ADR	49,541	8,747,454	0.1%
Other Securities		1,825,296,083	14.8%

TOTAL JAPAN		2,571,249,202	20.9%

NETHERLANDS — (5.0%)
ING Groep NV	4,722,058	71,628,435	0.6%
Koninklijke Ahold Delhaize NV	4,840,597	157,476,505	1.3%
Koninklijke DSM NV	340,858	74,470,035	0.6%
Stellantis NV	3,600,675	71,894,458	0.6%
Other Securities		248,451,361	2.0%

TOTAL NETHERLANDS		623,920,794	5.1%

NEW ZEALAND — (0.2%)
Other Securities		30,228,390	0.2%

NORWAY — (1.1%)
Other Securities		132,380,863	1.1%

PORTUGAL — (0.1%)
Other Securities		9,221,253	0.1%

SINGAPORE — (0.7%)
Other Securities		88,513,432	0.7%

SPAIN — (2.2%)
Banco Bilbao Vizcaya Argentaria SA	9,200,845	64,388,674	0.5%
# Banco Santander SA	42,993,563	163,078,151	1.4%
Other Securities		50,876,176	0.4%

TOTAL SPAIN		278,343,001	2.3%

SWEDEN — (2.7%)
Other Securities		337,295,776	2.7%

32

THE DFA INTERNATIONAL VALUE SERIES

CONTINUED

	Shares	Value»	Percentage of Net Assets‡
SWITZERLAND — (8.3%)
ABB Ltd.	1,805,001	$59,715,251	0.5%
Cie Financiere Richemont SA	797,506	98,691,665	0.8%
Novartis AG	1,706,093	141,115,564	1.2%
Novartis AG, Sponsored ADR	794,280	65,734,613	0.5%
UBS Group AG	6,030,163	109,765,116	0.9%
# UBS Group AG	1,233,581	22,389,495	0.2%
Zurich Insurance Group AG	344,357	152,626,097	1.2%
Other Securities		392,342,286	3.2%

TOTAL SWITZERLAND		1,042,380,087	8.5%

UNITED KINGDOM — (13.9%)
Aviva PLC	13,916,649	75,093,073	0.6%
# Barclays PLC, Sponsored ADR	7,035,082	78,722,568	0.6%
BP PLC	7,690,578	36,844,794	0.3%
BP PLC, Sponsored ADR	5,912,515	170,221,307	1.4%
British American Tobacco PLC	3,024,009	105,188,388	0.9%
# British American Tobacco PLC, Sponsored ADR	838,885	29,293,864	0.2%
Glencore PLC	23,897,614	119,501,940	1.0%
HSBC Holdings PLC	13,535,003	81,550,718	0.7%
# HSBC Holdings PLC, Sponsored ADR	2,324,211	69,889,024	0.6%
Lloyds Banking Group PLC	164,752,825	112,753,659	0.9%
Royal Dutch Shell PLC, Class B	283,225	6,499,652	0.0%
Royal Dutch Shell PLC, Sponsored ADR, Class B	8,519,230	390,521,503	3.2%
Vodafone Group PLC	58,351,986	86,002,139	0.7%
# Vodafone Group PLC, Sponsored ADR	4,011,201	59,967,459	0.5%
Other Securities		326,711,444	2.6%

TOTAL UNITED KINGDOM		1,748,761,532	14.2%

UNITED STATES — (0.0%)
Other Security		1,789,521	0.0%

TOTAL COMMON STOCKS		11,912,541,947	96.9%

PREFERRED STOCKS — (1.4%)
GERMANY — (1.4%)
Volkswagen AG	601,156	134,918,290	1.1%
Other Securities		44,965,817	0.4%

TOTAL GERMANY		179,884,107	1.5%

RIGHTS/WARRANTS — (0.0%)
CANADA — (0.0%)
Other Security		275,183	0.0%

TOTAL INVESTMENT SECURITIES (Cost $10,175,872,330)		12,092,701,237

		Value†
SECURITIES LENDING COLLATERAL — (3.9%)
@§ The DFA Short Term Investment Fund	42,813,604	495,353,403	4.0%

TOTAL INVESTMENTS—(100.0%) (Cost $10,671,138,666)		$12,588,054,640	102.4%

33

THE DFA INTERNATIONAL VALUE SERIES

CONTINUED

As of October 31, 2021, The DFA International Value Series had entered into the following outstanding futures contracts:

Description	Number of Contracts	Expiration Date	Notional Value	Market Value	Unrealized Appreciation (Depreciation)
Long Position Contracts:
S&P 500® Emini Index	384	12/17/21	$85,247,563	$88,262,400	$3,014,837

Total Futures Contracts			$85,247,563	$88,262,400	$3,014,837

Summary of the Series’ investments as of October 31, 2021, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	—	$753,637,345	—	$753,637,345
Austria	—	1,511,840	—	1,511,840
Belgium	—	84,789,324	—	84,789,324
Canada	$1,186,857,942	—	—	1,186,857,942
Denmark	—	273,427,478	—	273,427,478
Finland	—	117,103,920	—	117,103,920
France	—	1,237,630,093	—	1,237,630,093
Germany	20,713,362	799,233,786	—	819,947,148
Hong Kong	—	241,189,297	—	241,189,297
Ireland	25,356,712	21,602,675	—	46,959,387
Israel	6,959,330	43,430,292	—	50,389,622
Italy	6,135,895	228,878,805	—	235,014,700
Japan	26,448,456	2,544,800,746	—	2,571,249,202
Netherlands	31,160,475	592,760,319	—	623,920,794
New Zealand	—	30,228,390	—	30,228,390
Norway	—	132,380,863	—	132,380,863
Portugal	—	9,221,253	—	9,221,253
Singapore	12,626,088	75,887,344	—	88,513,432
Spain	8,226,977	270,116,024	—	278,343,001
Sweden	—	337,295,776	—	337,295,776
Switzerland	105,717,225	936,662,862	—	1,042,380,087
United Kingdom	822,729,229	926,032,303	—	1,748,761,532
United States	1,789,521	—	—	1,789,521
Preferred Stocks
Germany	—	179,884,107	—	179,884,107
Rights/Warrants
Canada	—	275,183	—	275,183
Securities Lending Collateral	—	495,353,403	—	495,353,403
Futures Contracts**	3,014,837	—	—	3,014,837

TOTAL	$2,257,736,049	$10,333,333,428	—	$12,591,069,477

**	Valued at the unrealized appreciation/(depreciation) on the investment.

See accompanying Notes to Financial Statements.

34

THE U.S. LARGE CAP VALUE SERIES

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2021

	Shares	Value†	Percentage of Net Assets‡
COMMON STOCKS — (98.6%)
COMMUNICATION SERVICES — (9.6%)
AT&T, Inc.	22,876,258	$577,854,277	1.9%
#* Charter Communications, Inc., Class A	391,280	264,070,959	0.9%
Comcast Corp., Class A	14,284,552	734,654,509	2.5%
* T-Mobile U.S., Inc.	1,375,885	158,268,052	0.5%
Verizon Communications, Inc.	5,468,340	289,767,337	1.0%
* Walt Disney Co.	2,075,362	350,881,453	1.2%
Other Securities		489,852,730	1.6%

TOTAL COMMUNICATION SERVICES		2,865,349,317	9.6%

CONSUMER DISCRETIONARY — (7.0%)
DR Horton, Inc.	2,991,530	267,053,883	0.9%
* General Motors Co.	5,294,855	288,198,958	1.0%
Other Securities		1,548,523,355	5.2%

TOTAL CONSUMER DISCRETIONARY		2,103,776,196	7.1%

CONSUMER STAPLES — (5.9%)
Mondelez International, Inc., Class A	3,446,636	209,348,671	0.7%
Walmart, Inc.	3,574,592	534,115,537	1.8%
Other Securities		1,025,555,734	3.4%

TOTAL CONSUMER STAPLES		1,769,019,942	5.9%

ENERGY — (7.8%)
Chevron Corp.	2,479,971	283,931,880	1.0%
ConocoPhillips	5,239,620	390,299,294	1.3%
Exxon Mobil Corp.	6,882,535	443,717,031	1.5%
Marathon Petroleum Corp.	2,499,258	164,776,080	0.6%
Other Securities		1,060,936,802	3.5%

TOTAL ENERGY		2,343,661,087	7.9%

FINANCIALS — (21.7%)
Bank of America Corp.	9,081,247	433,901,934	1.5%
* Berkshire Hathaway, Inc., Class B	1,932,050	554,517,671	1.9%
Capital One Financial Corp.	1,585,334	239,432,994	0.8%
Citigroup, Inc.	5,054,796	349,589,691	1.2%
Fifth Third BanCorp	4,368,319	190,152,926	0.6%
Goldman Sachs Group, Inc.	1,096,257	453,137,831	1.5%
Hartford Financial Services Group, Inc.	2,301,121	167,820,755	0.6%
JPMorgan Chase & Co.	5,030,448	854,622,811	2.9%
Morgan Stanley	4,295,101	441,450,481	1.5%
PNC Financial Services Group, Inc.	1,142,434	241,087,847	0.8%
Travelers Cos., Inc.	1,136,535	182,845,751	0.6%
Truist Financial Corp.	2,893,413	183,644,923	0.6%
Wells Fargo & Co.	5,521,821	282,496,362	0.9%
Other Securities		1,927,065,509	6.4%

TOTAL FINANCIALS		6,501,767,486	21.8%

HEALTH CARE — (15.7%)
Anthem, Inc.	803,952	349,823,634	1.2%
Bristol-Myers Squibb Co.	4,416,689	257,934,638	0.9%
Cigna Corp.	1,075,436	229,723,884	0.8%

35

THE U.S. LARGE CAP VALUE SERIES

CONTINUED

	Shares	Value†	Percentage of Net Assets‡
HEALTH CARE — (Continued)
CVS Health Corp.	4,791,977	$427,827,707	1.4%
Danaher Corp.	975,010	303,978,868	1.0%
Humana, Inc.	517,327	239,605,173	0.8%
* Laboratory Corp. of America Holdings	758,731	217,770,972	0.7%
Medtronic PLC	1,794,733	215,116,697	0.7%
Pfizer, Inc.	17,597,787	769,727,203	2.6%
Thermo Fisher Scientific, Inc.	758,947	480,466,577	1.6%
Other Securities		1,191,420,489	4.0%

TOTAL HEALTH CARE		4,683,395,842	15.7%

INDUSTRIALS — (13.6%)
Eaton Corp. PLC	1,110,312	182,935,005	0.6%
FedEx Corp.	1,020,334	240,319,267	0.8%
Kansas City Southern	679,296	210,751,584	0.7%
Norfolk Southern Corp.	802,832	235,269,918	0.8%
Raytheon Technologies Corp.	2,028,378	180,241,669	0.6%
Republic Services, Inc.	1,835,706	247,086,028	0.8%
Other Securities		2,774,436,817	9.4%

TOTAL INDUSTRIALS		4,071,040,288	13.7%

INFORMATION TECHNOLOGY — (9.2%)
HP, Inc.	9,358,742	283,850,645	0.9%
Intel Corp.	12,800,223	627,210,927	2.1%
Micron Technology, Inc.	4,258,919	294,291,303	1.0%
Other Securities		1,547,720,558	5.2%

TOTAL INFORMATION TECHNOLOGY		2,753,073,433	9.2%

MATERIALS — (7.4%)
Freeport-McMoRan, Inc.	5,290,412	199,554,341	0.7%
* Linde PLC	736,764	235,175,069	0.8%
Nucor Corp.	2,025,072	226,099,289	0.8%
Other Securities		1,558,777,935	5.1%

TOTAL MATERIALS		2,219,606,634	7.4%

REAL ESTATE — (0.5%)
Other Securities		147,125,781	0.5%

UTILITIES — (0.2%)
Other Securities		68,513,936	0.2%

TOTAL COMMON STOCKS (Cost $16,670,232,267)		29,526,329,942	99.0%

TEMPORARY CASH INVESTMENTS — (0.9%)
State Street Institutional U.S. Government Money Market Fund, 0.025%	252,244,635	252,244,635	0.9%

SECURITIES LENDING COLLATERAL — (0.5%)
@§ The DFA Short Term Investment Fund	13,464,092	155,779,548	0.5%

TOTAL INVESTMENTS—(100.0%) (Cost $17,078,248,214)		$29,934,354,125	100.4%

36

THE U.S. LARGE CAP VALUE SERIES

CONTINUED

As of October 31, 2021, The U.S. Large Cap Value Series had entered into the following outstanding futures contracts:

Description	Number of Contracts	Expiration Date	Notional Value	Market Value	Unrealized Appreciation (Depreciation)
Long Position Contracts:
S&P 500® Emini Index	938	12/17/21	$206,938,892	$215,599,300	$8,660,408

Total Futures Contracts			$206,938,892	$215,599,300	$8,660,408

Summary of the Series’ investments as of October 31, 2021, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Communication Services	$2,865,349,317	—	—	$2,865,349,317
Consumer Discretionary	2,103,776,196	—	—	2,103,776,196
Consumer Staples	1,769,019,942	—	—	1,769,019,942
Energy	2,343,661,087	—	—	2,343,661,087
Financials	6,501,767,486	—	—	6,501,767,486
Health Care	4,683,395,842	—	—	4,683,395,842
Industrials	4,071,040,288	—	—	4,071,040,288
Information Technology	2,753,073,433	—	—	2,753,073,433
Materials	2,219,606,634	—	—	2,219,606,634
Real Estate	147,125,781	—	—	147,125,781
Utilities	68,513,936	—	—	68,513,936
Temporary Cash Investments	252,244,635	—	—	252,244,635
Securities Lending Collateral	—	$155,779,548	—	155,779,548
Futures Contracts**	8,660,408	—	—	8,660,408

TOTAL	$29,787,234,985	$155,779,548	—	$29,943,014,533

**	Valued at the unrealized appreciation/(depreciation) on the investment.

See accompanying Notes to Financial Statements.

37

THE DFA INVESTMENT TRUST COMPANY

STATEMENTS OF ASSETS AND LIABILITIES

OCTOBER 31, 2021

(Amounts in thousands)

	The DFA International Value Series*	The U.S. Large Cap Value Series*
ASSETS:
Investment Securities at Value (including $499,686 and $399,832 of securities on loan, respectively)	$12,092,701	$29,526,330
Temporary Cash Investments at Value & Cost	—	252,245
Collateral from Securities on Loan Invested in Affiliate at Value (including cost of $495,266 and $155,771, respectively)	495,353	155,780
Segregated Cash for Futures Contracts	4,416	10,787
Foreign Currencies at Value	76,624	94
Cash	111	—
Receivables:
Investment Securities Sold	60,993	43,437
Dividends, Interest and Tax Reclaims	79,542	43,402
Securities Lending Income	333	50
Futures Margin Variation	183	445
Unrealized Gain on Foreign Currency Contracts	48	—
Prepaid Expenses and Other Assets	1	—

Total Assets	12,810,305	30,032,570

LIABILITIES:
Payables:
Upon Return of Securities Loaned	495,235	156,095
Investment Securities Purchased	2,440	50,194
Due to Advisor	2,085	2,512
Line of Credit	11,495	—
Accrued Expenses and Other Liabilities	1,557	3,126

Total Liabilities	512,812	211,927

NET ASSETS	$12,297,493	$29,820,643

Investment Securities at Cost	$10,175,872	$16,670,232

Foreign Currencies at Cost	$75,248	$96

*	See Note J in the Notes to Financial Statements for additional information about securities lending collateral.

See accompanying Notes to Financial Statements.

38

THE DFA INVESTMENT TRUST COMPANY

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2021

(Amounts in thousands)

	The DFA International Value Series#	The U.S. Large Cap Value Series#
Investment Income
Dividends (Net of Foreign Taxes Withheld of $42,113 and $0, respectively)	$442,829	$572,024
Income from Securities Lending	4,302	708

Total Investment Income	447,131	572,732

Expenses
Investment Management Fees	24,048	28,214
Accounting & Transfer Agent Fees	541	1,255
Custodian Fees	879	234
Shareholders’ Reports	38	57
Directors’/Trustees’ Fees & Expenses	131	299
Professional Fees	191	357
Other	410	618

Total Expenses	26,238	31,034

Fees Paid Indirectly (Note C)	70	—

Net Expenses	26,168	31,034

Net Investment Income (Loss)	420,963	541,698

Realized and Unrealized Gain (Loss)
Net Realized Gain (Loss) on:
Investment Securities Sold**	468,390	1,388,344
Affiliated Investment Companies Shares Sold	(27)	16
Futures	29,155	49,910
Foreign Currency Transactions	4,495	—
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	3,710,810	8,413,121
Affiliated Investment Companies Shares	(30)	(20)
Futures	5,251	12,740
Translation of Foreign Currency-Denominated Amounts	(1,694)	—

Net Realized and Unrealized Gain (Loss)	4,216,350	9,864,111

Net Increase (Decrease) in Net Assets Resulting from Operations	$4,637,313	$10,405,809

**	Net of foreign capital gain taxes withheld of $0 and $0, respectively.
#	Portion of income is from investment in affiliated fund.

See accompanying Notes to Financial Statements.

39

THE DFA INVESTMENT TRUST COMPANY

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	The DFA International Value Series		The U.S. Large Cap Value Series
	Year Ended Oct 31, 2021	Year Ended Oct 31, 2020	Year Ended Oct 31, 2021	Year Ended Oct 31, 2020
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$420,963	$297,585	$541,698	$647,521
Net Realized Gain (Loss) on:
Investment Securities Sold*,**	468,390	(566,996)	1,388,344	(556,816)
Affiliated Investment Companies Shares Sold	(27)	72	16	(345)
Futures	29,155	40,717	49,910	70,664
Foreign Currency Transactions	4,495	3,123	—	(1)
In-Kind Redemptions	—	—	—	32,114
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	3,710,810	(2,004,930)	8,413,121	(3,555,408)
Affiliated Investment Companies Shares	(30)	85	(20)	(15)
Futures	5,251	(3,281)	12,740	(5,465)
Translation of Foreign Currency-Denominated Amounts	(1,694)	1,379	—	—

Net Increase (Decrease) in Net Assets Resulting from Operations	4,637,313	(2,232,246)	10,405,809	(3,367,751)

Transactions in Interest:
Contributions	152,792	1,038,679	808,201	715,292
Withdrawals	(1,974,162)	(1,745,733)	(3,547,772)	(5,122,814)

Net Increase (Decrease) from Transactions in Interest	(1,821,370)	(707,054)	(2,739,571)	(4,407,522)

Total Increase (Decrease) in Net Assets	2,815,943	(2,939,300)	7,666,238	(7,775,273)
Net Assets
Beginning of Year	9,481,550	12,420,850	22,154,405	29,929,678

End of Year	$12,297,493	$9,481,550	$29,820,643	$22,154,405

*	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2021 of $0 and $0, respectively.
**	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2020 of $0 and $0, respectively.

See accompanying Notes to Financial Statements.

40

THE DFA INVESTMENT TRUST COMPANY

FINANCIAL HIGHLIGHTS

	The DFA International Value Series
	Year Ended Oct 31, 2021	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2018	Year Ended Oct 31, 2017
Total Return	51.09%	(18.68%)	3.60%	(8.10%)	26.53%

Net Assets, End of Year (thousands)	$12,297,493	$9,481,550	$12,420,850	$12,153,340	$12,732,150
Ratio of Expenses to Average Net Assets	0.22%	0.21%	0.21%	0.22%	0.22%
Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly)	0.22%	0.22%	0.22%	0.22%	0.22%
Ratio of Net Investment Income to Average Net Assets	3.50%	2.77%	3.92%	3.21%	3.33%
Portfolio Turnover Rate	9%	12%	16%	20%	17%

See accompanying Notes to Financial Statements.

41

THE DFA INVESTMENT TRUST COMPANY

FINANCIAL HIGHLIGHTS

	The U.S. Large Cap Value Series
	Year Ended Oct 31, 2021	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2018	Year Ended Oct 31, 2017
Total Return	48.85%	(11.42%)	7.15%	2.95%	24.31%

Net Assets, End of Year (thousands)	$29,820,643	$22,154,405	$29,929,678	$29,242,795	$27,676,546
Ratio of Expenses to Average Net Assets	0.11%	0.11%	0.11%	0.11%	0.11%
Ratio of Expenses to Average Net Assets (Excluding Fees Waived, Expenses Reimbursed)	0.11%	0.11%	0.11%	0.11%	0.11%
Ratio of Net Investment Income to Average Net Assets	1.92%	2.53%	2.50%	2.14%	2.19%
Portfolio Turnover Rate	10%	4%	10%	13%	15%

See accompanying Notes to Financial Statements.

42

THE DFA INVESTMENT TRUST COMPANY

NOTES TO FINANCIAL STATEMENTS

A. Organization:

The DFA Investment Trust Company (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, The Trust consists of ten operational portfolios, two of which, The DFA International Value Series and The U.S. Large Cap Value Series (the “Series”), are presented in this section of the report. The remaining operational portfolios are presented in separate reports. The Series are investment companies, and accordingly, follow the accounting and reporting guidance under the Financial Accounting Standards Board (“FASB”) Accounting Standards Certification (“ASC”), Topic 946, “Financial Services-Investment Companies.”

B. Significant Accounting Policies:

The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Trust in preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates, and those differences could be material.

1. Security Valuation: The Series use a fair value hierarchy, which prioritizes the inputs-to-valuation techniques used to measure fair value into three broad levels described below:

•	Level 1 – inputs are quoted prices in active markets for identical securities (including equity securities, open-end investment companies, and futures contracts)

•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Series’ own assumptions in determining the fair value of investments)

Securities held by the Series, including over-the-counter securities, are valued at the last quoted sale price of the day. International equity securities are subject to a fair value factor, as described later in this note. Securities held by the Series that are listed on Nasdaq are valued at the Nasdaq Official Closing Price (“NOCP”). If there is no last reported sale price or NOCP for the day, the Series value the securities within the range of the most recent quoted bid and ask prices. Price information on listed securities is taken from the exchange where the security is primarily traded. Generally, securities issued by open-end management investment companies are valued using their respective net asset values or public offering prices, as appropriate, for purchase orders placed at the close of the New York Stock Exchange (NYSE). These securities are generally categorized as Level 1 in the hierarchy.

Securities for which no market quotations are readily available (including restricted securities), or for which market quotations have become unreliable, are valued in good faith at fair value in accordance with procedures adopted by the Board of Trustees of the Trust. Fair value pricing may also be used if events that have a significant effect on the value of an investment (as determined in the discretion of Dimensional Fund Advisors LP) occur before the net asset value of the Series is calculated. When fair value pricing is used, the prices of securities used by the Series may differ from the quoted or published prices for the same securities on their primary markets or exchanges. These securities are generally categorized as Level 2 or Level 3 in the hierarchy.

The DFA International Value Series (the “International Series”) will also apply a fair value price in the circumstances described below. Generally, trading in foreign securities markets is completed each day at various times prior to the close of the NYSE. For example, trading in the Japanese securities markets is completed each day at the close of the Tokyo Stock Exchange (normally, 2:00 a.m. ET), which is fourteen hours before the close of the NYSE (normally, 4:00 p.m. ET) and the time at which the net asset value of the International Series is computed. Due to the time differences between the closings of the relevant foreign securities exchanges and the pricing of the

43

International Series’ shares at the close of the NYSE, the International Series will fair value its foreign investments when it is determined that the market quotations for the foreign investments are either unreliable or not readily available. The fair value prices will attempt to reflect the impact of the U.S. financial markets’ perceptions and trading activities on International Series’ foreign investments since the last calculated closing prices of the foreign investments on their primary foreign securities markets or exchanges. For these purposes, the Board of Trustees of the Trust has determined that movements in relevant indices or other appropriate market indicators, after the close of the Tokyo Stock Exchange or the London Stock Exchange, demonstrate that market quotations may be unreliable. Fair valuation of portfolio securities may occur on a daily basis. The fair value pricing by the International Series uses data furnished by an independent pricing service (and that data draws upon, among other information, the market values of foreign investments). When the International Series uses fair value pricing, the values assigned to the International Series’ foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges. These securities are generally categorized as Level 2 in the hierarchy.

Futures contracts held by the Series are valued using the settlement price established each day on the exchange on which they are traded. These valuations are generally categorized as Level 1 in the hierarchy. Over-the-counter derivative contracts, which include forward currency contracts, do not require material subjectivity as pricing inputs are observed from quoted markets and are categorized as Level 2 in the hierarchy.

A summary of the inputs used to value the Series’ investments by each major security type, industry and/or country is disclosed previously in this note. Valuation hierarchy tables are included at the end of the Summary Schedules of Portfolio Holdings. The methodology or inputs used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

2. Foreign Currency Translation: Securities and other assets and liabilities of the International Series, whose values are initially expressed in foreign currencies are translated to U.S. dollars using the mean between the most recent bid and ask prices for the U.S. dollar as quoted by generally recognized reliable sources. To facilitate the translation, the Series enter into foreign currency contracts. A foreign currency contract is a spot agreement between two parties to buy and sell currencies at current market exchange rates, for settlement generally within two business days. Dividend and interest income and certain expenses are translated to U.S. dollars at the rate of exchange on their respective accrual dates. Receivables and payables denominated in foreign currencies are marked-to-market daily based on daily exchange rates and exchange gains or losses are realized upon ultimate receipt or disbursement.

The International Series does not isolate the effect of foreign currency rate fluctuations when determining the realized gain or loss upon the sale or maturity of foreign currency-denominated debt obligations pursuant to U.S. Federal income tax regulations; such amounts are categorized as foreign exchange gain or loss for income tax reporting purposes.

Realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates of securities transactions, and the difference between amounts of interest, dividends and any foreign withholding taxes recorded on the books of the International Series and the U.S. dollar equivalent amounts actually received or paid.

3. Deferred Compensation Plan: Each eligible Trustee of the Trust may elect to participate in the Fee Deferral Plan for Independent Directors and Trustees (the “Plan”). Under the Plan, effective January 1, 2002, such Trustees may defer payment of all or a portion of their total fees earned as a Trustee. These deferred amounts may be treated as though such amounts had been invested in shares of the following funds: the U.S. Large Cap Value Portfolio, U.S. Core Equity 1 Portfolio, U.S. Large Company Portfolio, U.S. Vector Equity Portfolio, U.S. Micro Cap Portfolio, DFA International Value Portfolio, International Core Equity Portfolio, Emerging Markets Portfolio, Emerging Markets Core Equity Portfolio, DFA Inflation-Protected Securities Portfolio, and/or DFA Two-Year Global Fixed Income Portfolio. Contributions made under the Plan and the change in unrealized appreciation (depreciation) and income are included in Directors’/Trustees’ Fees & Expenses.

The Trustees may receive their distributions of proceeds by one of the following methods: lump sum, annual installments over a period of agreed-upon years, or quarterly installments over a period of agreed-upon years. Each Trustee shall have the right in a notice of election (the “Notice”) to defer the receipt of the Trustee’s deferred

44

compensation until a date specified by such Trustee in the Notice. The date may not be sooner than the earlier of: (i) the first business day of January following the year in which such Trustee ceases to be a member of the Board of Trustees of the Trust; and (ii) five years following the effective date of the Trustee’s first deferral election. If a Trustee who elects to defer fees fails to designate in the Notice a time or date as of which payment of the Trustee’s deferred fee account shall commence, payment of such amount shall commence as of the first business day of January following the year in which the Trustee ceases to be a member of the Board (unless the Trustee files an amended Notice selecting a different distribution date).

4. Other: Security transactions are accounted for as of the trade date. Costs used in determining realized gains and losses on the sale of investment securities and foreign currency are accounted for on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments or as a realized gain, respectively. The Series estimate the character of received distributions that may be considered return of capital distributions. Interest income is recorded on an accrual basis. Discount and premium on securities purchased are amortized over the lives of the respective securities, using the effective interest method. Expenses directly attributable to a Series are directly charged. Common expenses of the Trust or Series are allocated using methods approved by the Board of Trustees, generally based on average net assets. The International Series may be subject to taxes imposed by countries in which it invests, with respect to its investments in issuers existing or operating in such countries. Such taxes are generally based on income earned or repatriated and capital gains realized on the sale of such investments. The International Series accrues such taxes when the related income or capital gains are earned or throughout the holding period. Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales earned by foreign investors. Additionally, if there is a deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

C. Investment Advisor:

The Advisor, Dimensional Fund Advisors LP, provides investment management services to each Series. For the year ended October 31, 2021, the investment management fees were accrued daily and paid monthly to the Advisor based on an effective annual rate of 0.20% and 0.10% of the average daily net assets for The DFA International Value Series and The U.S. Large Cap Value Series, respectively.

Earned Income Credit:

Additionally, certain Series have entered into arrangements with their custodian whereby net interest earned on uninvested cash balances was used to reduce a portion of the Series’ custody expenses. Custody expense in the accompanying financial statements is presented before reduction for credits. The impact of such credits is generally less than one basis point of the Series’ net assets. During the year ended October 31, 2021, expenses reduced were as follows (amount in thousands):

Fees Paid Indirectly
The DFA International Value Series	$70

Fees Paid to Officers and Directors/Trustees:

Certain Officers and Trustees of the Advisor are also Officers and Trustees of the Trust; however, such Officers and Trustees (with the exception of the Chief Compliance Officer (“CCO”)) receive no compensation from the Trust. For the year ended October 31, 2021, the total related amounts paid by the Trust to the CCO was $26 (in thousands). The total related amounts paid by each of the Series are included in Other Expenses on the Statements of Operations.

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D. Deferred Compensation:

As of October 31, 2021, the total liability for deferred compensation to Trustees is included in Accrued Expenses and Other Liabilities on the Statements of Assets and Liabilities as follows (amounts in thousands):

The DFA International Value Series	$389
The U.S. Large Cap Value Series	701

E. Purchases and Sales of Securities:

For the year ended October 31, 2021, the Series’ transactions related to investment securities, other than short-term securities, in-kind redemptions and U.S. Government securities (amounts in thousands), were as follows:

	Other Investment Securities
	Purchases	Sales
The DFA International Value Series	$1,057,912	$2,455,633
The U.S. Large Cap Value Series	2,648,516	4,843,447

There were no purchases or sales of long-term U.S. government securities.

For the year ended October 31, 2021, transactions related to Affiliated Investment Companies, excluding in-kind redemptions, are presented below.

The amounts presented below may differ from the respective amounts presented in the corresponding Summary Schedule of Portfolio Holdings, Statements of Assets and Liabilities or Statements of Operations due to rounding. The amounts are as follows (amounts in thousands):

	Balance at October 31, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ Depreciation	Balance at October 31, 2021	Shares as of October 31, 2021	Dividend Income	Capital Gain Distributions
The DFA International Value Series
The DFA Short Term Investment Fund	$264,011	$5,234,731	$5,003,332	$(27)	$(30)	$495,353	42,814	$372	—

Total	$264,011	$5,234,731	$5,003,332	$(27)	$(30)	$495,353	42,814	$372	—

The U.S. Large Cap Value Series
The DFA Short Term Investment Fund	$121,296	$1,507,041	$1,472,553	$16	$(20)	$155,780	13,464	$56	—

Total	$121,296	$1,507,041	$1,472,553	$16	$(20)	$155,780	13,464	$56	—

F. Federal Income Taxes:

No provision for federal income taxes is required since the Series are treated as partnerships for federal income tax purposes. Any net investment income and realized and unrealized gains and losses have been deemed to have been “passed down” to their respective partners.

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As of October 31, 2021, the total cost and aggregate gross unrealized appreciation (depreciation) of securities for federal income tax purposes were different from amounts reported for financial reporting purposes, as follows (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
The DFA International Value Series	$10,742,970	$2,741,089	$(895,956)	$1,845,133
The U.S. Large Cap Value Series	17,058,593	13,569,941	(694,178)	12,875,763

The difference between GAAP-basis and tax-basis unrealized gains (losses) can occur as a result of wash sales and net mark to market gains (losses) on regulated futures contracts, net mark-to-market gain/loss on foreign currency contracts, and differences in the tax treatment of passive foreign investment company investments.

ASC 740 Accounting for Uncertainty in Income Taxes sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed the Series’ tax positions and has concluded that no additional provision for income tax is required in the Series’ financial statements. The Series are not aware of any tax positions for which it is more likely than not that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Series’ federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

G. Financial Instruments:

In accordance with the Series’ investment objectives and policies, the Series may invest in certain financial instruments that have off-balance sheet risk in excess of the amounts recognized in the financial statements and concentrations of credit and market risk. These instruments and their significant corresponding risks are described below:

1. Foreign Market Risks: Investments in foreign markets may involve certain considerations and risks not typically associated with investments in the United States of America, including the possibility of future political and economic developments and the level of foreign governmental supervision and regulation of foreign securities markets. These markets are generally smaller, less liquid and more volatile than the major securities markets in the United States of America. Consequently, acquisition and disposition of international securities held by the Series may be inhibited.

Derivative Financial Instruments:

Summarized below are the specific types of derivative instruments used by the Series.

2. Forward Currency Contracts: The International Series may acquire and sell forward currency contracts to hedge against adverse changes in the relationship of the U.S. dollar to foreign currencies (foreign exchange rate risk). The decision to hedge the International Series’ currency exposure with respect to a foreign market will be based primarily on the Series’ existing exposure to a given foreign currency. Each contract is valued daily and the change in value is recorded by the Series as an unrealized gain or loss, which is presented in the Statements of Operations as the change in unrealized appreciation or depreciation of forward currency contracts. When the contract is closed or offset with the same counterparty, the Series record a realized gain or loss equal to the change in the value of the contract when it was opened and the value at the time it was closed or offset. This is presented in the Statements of Operations as a net realized gain or loss on forward currency contracts. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of foreign currency relative to the U.S. dollar.

3. Futures Contracts: The Series may purchase or sell futures contracts and options on futures contracts for equity securities and indices to increase or decrease market exposure based on actual or expected cash inflows to or outflows from the Series. Upon entering into a futures contract, a Series deposits cash or pledges U.S. government securities to a broker in an amount equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from or paid to the broker each day, based on the daily

47

fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by a Series as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Series records a realized gain or loss, which is presented in the Statements of Operations as a net realized gain or loss on futures, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Risks may arise upon entrance into futures contracts from potential imperfect price correlations between the futures contracts and the underlying securities, from the possibility of an illiquid secondary market for these instruments and from the possibility that the Series could lose more than the initial margin requirements. The Series entering into stock index futures are subject to equity price risk from those futures contracts. Counterparty credit risk related to exchange-traded futures is minimal because the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

Securities have been segregated as collateral for open futures contracts.

The average volume (based on the open positions at each fiscal month-end) of derivative activity for the year ended October 31, 2021 was as follows (amounts in thousands):

	Forward Currency Contracts*	Futures**
The DFA International Value Series	$—	$94,192
The U.S. Large Cap Value Series	31	183,042

*	Average amount of Currency Purchased/Sold in USD
**	Average Notional Value of futures contracts

The following is a summary of the Series’ derivative instrument holdings categorized by primary risk exposure as of October 31, 2021 (amounts in thousands):

	Asset Derivatives Value
	Total Value at October 31, 2021	Equity Contracts *,(1)
The DFA International Value Series	$3,015	$3,015
The U.S. Large Cap Value Series	8,660	8,660

(1)	Presented on Statements of Assets and Liabilities as Receivables or Payables: Futures Margin Variation.
*	Includes cumulative appreciation (depreciation) of futures contracts. Only current day’s margin variation is reported within the Statements of Assets and Liabilities.

The following is a summary of the realized and change in unrealized gains and losses from the Series’ derivative instrument holdings categorized by primary risk exposure for the year ended October 31, 2021 (amounts in thousands):

	Realized Gain (Loss) on Derivatives
	Total	Equity Contracts (1)
The DFA International Value Series	$29,155	$29,155
The U.S. Large Cap Value Series	49,910	49,910

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	Change in Unrealized Appreciation (Depreciation) on Derivatives
	Total	Equity Contracts (2)
The DFA International Value Series	$5,251	$5,251
The U.S. Large Cap Value Series	12,740	12,740

(1)	Presented on Statements of Operations as Net Realized Gain (Loss) on: Futures.
(2)	Presented on Statements of Operations as Change in Unrealized Appreciation (Depreciation) of: Futures.

H. Line of Credit and Interfund Lending Program:

The Trust, together with other Dimensional-advised portfolios, has entered into a $500 million uncommitted, unsecured discretionary line of credit effective April 7, 2021, with its domestic custodian bank. A line of credit with similar terms was in effect through April 7, 2021. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The agreement for the line of credit expires on April 6, 2022.

The Trust, together with other Dimensional-advised portfolios, has also entered into an additional $700 million unsecured line of credit with its international custodian bank effective January 2, 2021. A line of credit with similar terms was in effect through January 2, 2021. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $700 million in the aggregate. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The line of credit agreement expires on January 1, 2022.

For the year ended October 31, 2021, borrowings by the Series under the lines of credit were as follows (amounts in thousands, except percentages and days):

	Weighted Average Interest Rate	Weighted Average Loan Balance	Number of Days Outstanding*	Interest Expense Incurred	Maximum Amount Borrowed During the Period	Outstanding Borrowings as of 10/31/2021
The DFA International Value Series	0.84%	$9,260	30	$7	$24,333	$11,495

*	Number of Days Outstanding represents the total single or consecutive days during the year ended October 31, 2021, that the Series’ available line of credit was used.

Pursuant to an exemptive order issued by the SEC (the “Order”), the Series may participate in an interfund lending program among certain portfolios managed by the Advisor (portfolios that operate as feeder funds do not participate in the program). The program allows the participating portfolios to borrow money from and loan money to each other for temporary or emergency purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending portfolios as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a portfolio may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. lnterfund loans have a maximum duration of seven days and may be called on one business day’s notice.

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For the year ended October 31, 2021, activity by the Series under the interfund lending program was as follows (amounts in thousands, except percentages and days):

	Borrower or Lender	Weighted Average Interest Rate	Weighted Average Loan Balance	Number of Days Outstanding*	Interest Expense/ Income	Maximum Amount Borrowed/Loaned During the Period	Outstanding Borrowings as of 10/31/2021
The DFA International Value Series	Borrower	0.44%	$58,886	1	$1	$58,886	—

*	Number of Days Outstanding represents the total of single or consecutive days during the year ended October 31, 2021 that the Series’ utilized the interfund lending program.

I. Affiliated Trades:

Cross trades for the year ended October 31, 2021, if any, were executed by the Series pursuant to procedures adopted by the Board of Trustees of the Trust to ensure compliance with Rule 17a-7 under the Investment Company Act of 1940 (the “1940 Act”). Cross trading is the buying or selling of portfolio securities between series of investment companies, or between a series of an investment company and another entity, that are or could be considered affiliates by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common Officers. At its regularly scheduled meetings, the CCO certifies to the Board that the 17a-7 transactions entered into by the Series complied with the Rule 17a-7 Procedures adopted by the Board of Trustees of the Trust.

For the year ended October 31, 2021, cross trades by the Series under Rule 17a-7 were as follows (amounts in thousands):

Series	Purchases	Sales	Realized Gain (Loss)
The DFA International Value Series	$139,462	$107,328	$1,830
The U.S. Large Cap Value Series	527,151	624,348	150,238

J. Securities Lending:

As of October 31, 2021, the Series had securities on loan to brokers/dealers, for which the Series received cash collateral. Additionally, each Series received non-cash collateral consisting of short- and/or long-term U.S. Treasuries and U.S. government agency securities as follows (amounts in thousands):

Non-Cash Collateral Market Value
The DFA International Value Series	$30,754
The U.S. Large Cap Value Series	252,972

Each Series invests the cash collateral, as described below, and records a liability for the return of the collateral, during the period the securities are on loan. Loans of securities are expected at all times to be secured by collateral in an amount (i) equal to at least 100% of the current market value of the loaned securities with respect to securities of the U.S. government or its agencies, (ii) generally equal to 102% of the current market value of the loaned securities with respect to U.S. securities, and (iii) generally equal to 105% of the current market value of the loaned securities with respect to foreign securities. However, daily market fluctuations could cause the Series’ collateral to be lower or higher than the expected thresholds. If this were to occur, the collateral would be adjusted the next business day to ensure adequate collateralization. In the event of default or bankruptcy by the other party to the

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agreement, realization and/or retention of the collateral may be subject to legal proceedings. If the borrower fails to return loaned securities, cash collateral being maintained by the borrower is insufficient to cover the value of loaned securities, and such collateral insufficiency is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series or, at the option of the lending agent, to replace the securities. In the event of the bankruptcy of the borrower, the Series could experience delay in recovering the loaned securities or only recover cash or a security of equivalent value.

Subject to their stated investment policies, each Series with securities on loan will generally invest the cash collateral received for the loaned securities in The DFA Short Term Investment Fund (the “Money Market Series”), an affiliated registered money market fund advised by the Advisor for which the Advisor receives a management fee of 0.05% of the average daily net assets of the Money Market Series. Income received from the Money Market Series is netted with fees for securities lending and collateral investment expenses and with other payments to and from borrowers of securities. Such Series also may invest the cash collateral received for the loaned securities in securities of the U.S. government or its agencies, repurchase agreements collateralized by securities of the U.S. government or its agencies, and affiliated or unaffiliated money market funds that are registered or unregistered. For purposes of this paragraph, agencies include both agency debentures and agency mortgage-backed securities. Additionally, each Series will be able to terminate the loan at any time and will receive reasonable interest on the loan, as well as amounts equal to any dividends, interest or, other distributions on the loaned securities. However, dividend income received from loaned securities may not be eligible for taxation at qualified dividend income rates.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of October 31, 2021 (amounts in thousands):

	Remaining Contractual Maturity of the Agreements As of October 31, 2021
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
The DFA International Value Series
Common Stocks	$495,235	—	—	—	$495,235
The U.S. Large Cap Value Series
Common Stocks	156,095	—	—	—	156,095

K. Indemnitees; Contractual Obligations:

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust.

In the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnification. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust and/or its affiliates that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

L. Recently Issued Accounting Standards and Regulations:

In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. In January 2021, the FASB issued ASU No. 2021-01, with further amendments to Topic 848. The amendments in the ASUs provide optional temporary accounting recognition and financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the LIBOR and other interbank-offered based reference rates as of the end of 2021 and 2023. The ASUs are effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management has reviewed the requirements and believes the adoption of these ASUs will not have a material impact on the Series’ financial statements.

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In October 2020, the SEC adopted new regulations governing the use of derivatives by registered investment companies. Rule 18f-4 (the “Derivatives Rule”) imposes limits on the amount of derivatives contracts the Series could enter, eliminate the asset segregation framework currently used by the Series to comply with Section 18 of the 1940 Act, and require funds whose use of derivatives is more than a limited specified exposure to establish and maintain a derivatives risk management program and appoint a derivatives risk manager. The Derivatives Rule became effective February 19, 2021 and the Series are required to comply on August 19, 2022. Management is currently evaluating the effect, if any, the Derivatives Rule will have on the Series.

On December 3, 2020, the SEC adopted new rule 2a-5 (the “Valuation Rule”) under the Investment Company Act of 1940, establishing an updated regulatory framework for fund valuation. The Valuation Rule, in part, provides a framework for good faith fair value determination and permits a Board to designate fair value determinations to a fund’s investment adviser. Further, the SEC is rescinding previously issued guidance on related issues. The Valuation Rule became effective on March 8, 2021, with a compliance date of September 8, 2022. Management is currently evaluating the Valuation Rule and its effect on the Series.

M. Coronavirus (COVID-19) Pandemic:

The ongoing outbreak of the novel coronavirus, COVID-19, has resulted, at times, in market closures, market volatility, liquidity constraints and increased trading costs. Efforts to contain the spread of COVID-19 have resulted in global travel restrictions and disruptions of healthcare systems, business operations and supply chains, layoffs, reduced consumer demand, defaults and credit rating downgrades, and other significant economic impacts. The effects of COVID-19 have impacted global economic activity and may heighten pre-existing political, social and economic risks, domestically or globally. The full impact of the COVID-19 pandemic is unpredictable and may adversely affect a Series’ performance.

N. Other:

The Series and the Trust are subject to claims and suits that arise from time to time in the ordinary course of business (for example, ongoing claw back litigation against former shareholders of portfolio companies that filed for bankruptcy, such as The Tribune Company and Nine West). Although management currently believes that resolving claims against the Series and the Trust, individually or in aggregate, will not have a material adverse impact on the Series’ and the Trust’s financial position, results of operations, or cash flows, these matters are subject to inherent uncertainties and management’s view of these matters may change in the future.

O. Subsequent Event Evaluations:

Management has evaluated the impact of all subsequent events on the Series through the date on which the financial statements were issued and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of The DFA Investment Trust Company and Shareholders of The DFA International Value Series and The U.S. Large Cap Value Series

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the summary schedules of portfolio holdings, of The DFA International Value Series and The U.S. Large Cap Value Series (two of the series constituting The DFA Investment Trust Company, hereafter collectively referred to as the “Series”) as of October 31, 2021, the related statements of operations for the year ended October 31, 2021, the statements of changes in net assets for each of the two years in the period ended October 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Series as of October 31, 2021, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2021, and each of the financial highlights for each of the five years in the period ended October 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Series’ management. Our responsibility is to express an opinion on the Series’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Series in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2021 by correspondence with the custodians, brokers and transfer agent of the investee fund; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 22, 2021

We have served as the auditor of one or more investment companies in Dimensional Fund Advisors L.P. investment company group since 1981.

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FUND MANAGEMENT

(Unaudited)

Trustees/Directors

Each Board of Trustees/Directors (each, the “Board” and collectively, the “Boards”) of The DFA Investment Trust Company (“DFAITC”), DFA Investment Dimensions Group Inc. (“DFAIDG”), Dimensional Investment Group Inc. (“DIG”), Dimensional ETF Trust (“ETF Trust”), and Dimensional Emerging Markets Value Fund (“DEM”) (each, the “Fund” and collectively, the “Funds”) is responsible for establishing the Funds’ policies and for overseeing the management of the Funds. The Trustees/ Directors of the Funds, including all of the disinterested Trustees/Directors, have adopted written procedures to monitor potential conflicts of interest that might develop between portfolios of the Funds (the “Feeder Portfolios”) that invest in certain series of DFAITC or DEM (the “Master Funds”).

Each Board has three standing committees, an Audit Committee, a Nominating Committee, and an Investment Strategy Committee (the “Strategy Committee”). The Audit Committee is composed of George M. Constantinides, Roger G. Ibbotson, Abbie J. Smith and Ingrid M. Werner. Each member of the Audit Committee is a disinterested Trustee/Director. The Audit Committee oversees the Fund’s accounting and financial reporting policies and practices, the Fund’s internal controls, the Fund’s financial statements and the independent audits thereof and performs other oversight functions as requested by the Board. The Audit Committee recommends the appointment of each Fund’s independent registered certified public accounting firm and acts as a liaison between the Fund’s independent registered certified public accounting firm and the full Board. There were two Audit Committee meetings held during the fiscal year ended October 31, 2021.

Each Board’s Nominating Committee is composed of George M. Constantinides, Roger G. Ibbotson, Myron S. Scholes, Abbie J. Smith, Douglas W. Diamond, Darrell Duffie and Ingrid M. Werner. Each member of the Nominating Committee is a disinterested Trustee/Director. The Nominating Committee for each Board makes recommendations for nominations of disinterested and interested members on the Board to the disinterested Board members and to the full Board. The Nominating Committee evaluates a candidate’s qualification for Board membership and the independence of such candidate from the Advisor and other principal service providers. There were four Nominating Committee meetings held during the fiscal year ended October 31, 2021.

Each Board’s Strategy Committee is composed of Gerard K. O’Reilly, Douglas W. Diamond, Myron S. Scholes and Darrell Duffie. The Strategy Committee assists the Board in carrying out its fiduciary duties with respect to the oversight of the Fund and its performance. At the request of the Board or the Advisor, the Strategy Committee (i) reviews the design of possible new series of the Fund, (ii) reviews performance of existing portfolios of the Funds and discusses and recommends possible enhancements to the portfolios’ investment strategies, (iii) reviews proposals by the Advisor to modify or enhance the investment strategies or policies of each portfolio, and (iv) considers issues relating to investment services for each portfolio of the Fund. There were three Strategy Committee meetings held during the fiscal year ended October 31, 2021.

Certain biographical information for each disinterested Trustee/Director and interested Trustee/Director of the Funds is set forth in the tables below, including a description of each Trustee/Director’s experience as a Trustee/ Director of the Funds and as a Director or Trustee of other funds, as well as other recent professional experience.

The statements of additional information (together, “SAI”) of the Funds include additional information about each Trustee/Director. You may obtain copies of the SAI and prospectus of each Fund advised by Dimensional Fund Advisors LP by calling collect (512) 306-7400 or by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, TX 78746. Prospectuses are also available at http://us.dimensional.com.

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Disinterested Directors/Trustees

Name, Address and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years	Portfolios within the DFA Fund Complex[2] Overseen	Other Directorships of Public Companies Held During Past 5 Years
George M. Constantinides University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637 1947	Director/ Trustee	DFAIDG – Since 1983; DIG & DEM – Since 1993; DFAITC – Since 1992; ETF Trust - Since 2020	Leo Melamed Professor of Finance, University of Chicago Booth School of Business (since 1978).	137 portfolios in 5 investment companies	None

Douglas W. Diamond c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One Austin, TX 78746 1953	Director/ Trustee	DFAIDG, DIG, DEM & DFAITC – Since 2017; ETF Trust - Since 2020	Merton H. Miller Distinguished Service Professor of Finance, University of Chicago Booth School of Business (since 1988). Formerly, Visiting Scholar, Federal Reserve Bank of Richmond (1990-2019). Formerly, Fischer Black Visiting Professor of Financial Economics, Alfred P. Sloan School of Management, Massachusetts Institute of Technology (2015-2016).	137 portfolios in 5 investment companies	None

Darrell Duffie c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One Austin, TX 78746 1954	Director/ Trustee	DFAIDG, DIG, DEM & DFAITC – Since 2019; ETF Trust - Since 2020	Dean Witter Distinguished Professor of Finance, Graduate School of Business, Stanford University (since 1984). Director, TNB Inc. (bank) (since 2020).	137 portfolios in 5 investment companies	Formerly, Director, Moody’s Corporation (financial information and information technology) (2008- 2018).

Roger G. Ibbotson Yale School of Management 165 Whitney Avenue New Haven, CT 06511 1943	Director/ Trustee	DFAIDG – Since 1981; DIG & DEM – Since 1993; DFAITC – Since 1992; ETF Trust - Since 2020	Professor in Practice Emeritus of Finance, Yale School of Management (since 1984). Chairman and Partner, Zebra Capital Management, LLC (hedge fund and asset manager) (since 2001). Formerly, Consultant to Morningstar, Inc. (2006-2016).	137 portfolios in 5 investment companies	None

Myron S. Scholes c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One Austin, TX 78746 1941	Director/ Trustee	DFAIDG – Since 1981; DIG & DEM – Since 1993; DFAITC – Since 1992; ETF Trust - Since 2020	Chief Investment Strategist, Janus Henderson Investors (since 2014). Frank E. Buck Professor of Finance, Emeritus, Graduate School of Business, Stanford University (since 1981).	137 portfolios in 5 investment companies	None

Abbie J. Smith University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637 1953	Director/ Trustee	DFAIDG, DIG, DEM & DFAITC – Since 2000; ETF Trust - Since 2020	Boris and Irene Stern Distinguished Service Professor of Accounting and James S. Ely, III Faculty Fellow, University of Chicago Booth School of Business (since 1980).	137 portfolios in 5 investment companies	Director, (since 2000) and formerly, Lead Director (2014- 2017), HNI Corporation (office furniture); Director, Ryder System Inc. (transportation, logistics and supply-chain management) (since 2003); and Trustee, UBS Funds (3 investment companies within the fund complex) (14 portfolios) (since 2009).

55

Name, Address and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years	Portfolios within the DFA Fund Complex[2] Overseen	Other Directorships of Public Companies Held During Past 5 Years
Ingrid M. Werner c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One Austin, TX 78746 1961	Director/ Trustee	DFAIDG, DIG, DEM & DFAITC – Since 2019; ETF Trust - Since 2020	Martin and Andrew Murrer Professor of Finance, Fisher College of Business, The Ohio State University (since 1998). Adjunct Member, the Prize Committee for the Swedish Riksbank Prize in Economic Sciences in Memory of Alfred Nobel (annual award for significant scientific research contribution) (since 2018). Director, American Finance Association (global association of academic researchers and practitioners in finance) (since January 2019). Member, Scientific Board, Leibniz Institute for Financial Research (institute supporting academic research in finance) (since 2020). Chair, Economic Advisory Committee, FINRA (since 2017). Chairman, Scientific Advisory Board, Swedish House of Finance (institute supporting academic research in finance) (since 2014). Member, Scientific Board, Danish Finance Institute (institute supporting academic research in finance) (since 2017). Member, Academic Board, Mistra Financial Systems (organization funding academic research on environment, governance and climate/sustainability in finance) (since 2016). Fellow, Center for Analytical Finance (academic research) (since 2015). Associate Editor, Journal of Finance (since 2016). Formerly, President, Western Finance Association (global association of academic researchers and practitioners in finance) (2018- 2019).	137 portfolios in 5 investment companies	Director, Fourth Swedish AP Fund (pension fund asset management) (since 2017).

Interested Director/Trustee

The following interested Director/Trustee is described as such because he is deemed to be an “interested person,” as that term is defined under the 1940 Act, due to his position with the Advisor.

Name, Address and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years	Portfolios within the DFA Fund Complex[2] Overseen	Other Directorships of Public Companies Held During Past 5 Years
David G. Booth 6300 Bee Cave Road, Building One Austin, TX 78746 1946	Chairman and Director/ Trustee	DFAIDG – Since 1981; DIG & DFAITC – Since 1992; DEM – Since 1993; ETF Trust - Since 2020	Chairman, Director/Trustee, and formerly, President and Co-Chief Executive Officer (each until March 2017) of Dimensional Emerging Markets Value Fund (“DEM”), DFA Investment Dimensions Group Inc. (“DFAIDG”), Dimensional Investment Group Inc. (“DIG”), The DFA Investment Trust Company (“DFAITC”). Executive Chairman, and formerly, President and Co-Chief Executive Officer (each until February 2017) of Dimensional Holdings Inc., Dimensional Fund Advisors LP, Dimensional Investment LLC and DFA Securities LLC (collectively with DEM, DFAIDG, DIG and DFAITC, the “DFA Entities”). Chairman and Trustee of the ETF Trust (since June 2020). Formerly, Chairman and Director (2009-2018) and Co-Chief Executive Officer (2010 – June 2017) of Dimensional Fund Advisors Canada ULC. Trustee, University of Chicago (since 2002). Trustee, University of Kansas Endowment Association (since	137 portfolios in 5 investment companies	None

56

Name, Address and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years	Portfolios within the DFA Fund Complex[2] Overseen	Other Directorships of Public Companies Held During Past 5 Years
2005). Member of the Hoover Institution Board (since September 2019). Formerly, Director of Dimensional Fund Advisors Ltd. (2002 – July 2017), DFA Australia Limited (1994 – July 2017), Dimensional Advisors Ltd. (2012 – July 2017), Dimensional Funds plc (2006 – July 2017) and Dimensional Funds II plc (2006 – July 2017). Formerly, Director and President of Dimensional Japan Ltd. (2012 – April 2017). Formerly, President, Dimensional SmartNest (US) LLC (2009-2014); and Limited Partner, VSC Investors, LLC (2007-2015). Formerly, Chairman, Director, President and Co- Chief Executive Officer of Dimensional Cayman Commodity Fund I Ltd. (2010-September 2017).

1	Each Director/Trustee holds office for an indefinite term until his or her successor is elected and qualified.
2

Each Director/Trustee is a director or trustee of each of the five registered investment companies within the DFA Fund Complex, which Include: DFAIDG, DIG; DFAITC; DEM; and ETF Trust. Each disinterested Director/Trustee also serves on the Independent Review Committee of the Dimensional Funds, mutual funds registered in the provInc.es of Canada and managed by the Advisor’s affiliate, Dimensional Fund Advisors Canada ULC.

57

Officers

Below is the name, year of birth, information regarding positions with the Funds and the principal occupation for each officer of the Funds. The address of each officer is 6300 Bee Cave Road, Building One, Austin, TX 78746. Each of the officers listed below holds the same office (except as otherwise noted) in the DFA Entities.

Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years
Valerie A. Brown 1967	Vice President and Assistant Secretary	Since 2001

Vice President and Assistant Secretary of

•  all the DFA Entities (since 2001)

•  DFA Australia Limited (since 2002)

•  Dimensional Fund Advisors Ltd. (since 2002)

•  Dimensional Cayman Commodity Fund I Ltd. (since 2010)

•  Dimensional Fund Advisors Pte. Ltd. (since 2012)

•  Dimensional Hong Kong Limited (since 2012)

•  ETF Trust (since 2020)

Director, Vice President and Assistant Secretary (since 2003) of

•  Dimensional Fund Advisors Canada ULC

Ryan P. Buechner 1982	Vice President and Assistant Secretary	Since September 2019

Vice President and Assistant Secretary of

•  DFAIDG, DIG, DFAITC and DEM (since 2019)

•  ETF Trust (since 2020)

Vice President (since January 2018) of

•  Dimensional Holdings Inc.

•  Dimensional Fund Advisors LP

•  Dimensional Investment LLC

•  DFA Securities LLC

David P. Butler 1964	Co-Chief Executive Officer	Since 2017

Co-Chief Executive Officer of

•  all the DFA Entities (since 2017)

•  ETF Trust (since 2020)

Director (since 2017) of

•  Dimensional Holdings Inc.

•  Dimensional Fund Advisors Canada ULC

•  Dimensional Japan Ltd.

•  Dimensional Advisors Ltd.

•  Dimensional Fund Advisors Ltd.

•  DFA Australia Limited

Director and Co-Chief Executive Officer (since 2017) of

•  Dimensional Cayman Commodity Fund I Ltd.

Head of Global Financial Advisor Services (since 2007) for

•  Dimensional Fund Advisors LP

Formerly, Vice President (2007 – 2017) of

•  all the DFA Entities

Stephen A. Clark 1972	Executive Vice President	Since 2017

Executive Vice President of

•  all the DFA Entities (since 2017)

•  ETF Trust (since 2020)

Director and Vice President (since 2016) of

•  Dimensional Japan Ltd.

President and Director (since 2016) of

•  Dimensional Fund Advisors Canada ULC

Vice President (since 2008) and Director (since 2016) of

•  DFA Australia Limited

Director (since 2016) of

•  Dimensional Advisors Ltd.

•  Dimensional Fund Advisors Pte. Ltd.

•  Dimensional Hong Kong Limited

58

Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years

Vice President (since 2019) of

•  Dimensional Fund Advisors Pte. Ltd.

Formerly, Vice President (2004 – 2017) of

•  all the DFA Entities

Formerly, Vice President (2010 – 2016) of

•  Dimensional Fund Advisors Canada ULC

Formerly, Vice President (2016-2019) of

•  Dimensional Fund Advisors Pte. Ltd.

Formerly, Interim Chief Executive Officer (2019) of

•  Dimensional Fund Advisors Pte. Ltd.

Formerly, Head of Institutional, North America (2012 – 2013) and Head of Global Institutional Services (2014-2018) for

•  Dimensional Fund Advisors LP

Lisa M. Dallmer 1972	Chief Operating Officer	Since June 2021

Chief Operating Officer (since June 2021) of

•  the DFA Fund Complex

•  ETF Trust

Executive Vice President (since January 2020)

•  Dimensional Holdings Inc.

•  Dimensional Fund Advisors LP

•  Dimensional Investment LLC

•  DFA Securities LLC

Chief Operating Officer (since December 2019)

•  Dimensional Holdings Inc.

•  Dimensional Fund Advisors LP

•  Dimensional Investment LLC

•  DFA Securities LLC

Formerly, Vice President, Chief Financial Officer, and Treasurer (June 2020- June 2021) of

•  the DFA Fund Complex

•  ETF Trust

Formerly, Senior Vice President, Business Operations (March 2019 – October 2019) at

•  Delphix Inc.

Formerly, Chief Operating Officer Global Technology & Operations, Managing Director (2014 – 2018) of

•  BlackRock Inc.

Bernard J. Grzelak 1971	Vice President	Since June 2021

Vice President (since June 2021) of

•  the DFA Fund Complex

•  ETF Trust

Vice President, Chief Financial Officer and Treasurer (since September 2020) of

•  DFA Australia Limited

•  Dimensional Fund Advisors Canada ULC

•  DFA Securities LLC

•  Dimensional Advisors Ltd.

•  Dimensional Fund Advisors LP

•  Dimensional Fund Advisors Ltd.

•  Dimensional Fund Advisors Pte. Ltd.

•  Dimensional Holdings Inc.

•  Dimensional Hong Kong Limited

•  Dimensional Investment LLC

59

Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years

Vice President (since March 2021) of

•  Dimensional Ireland Limited

Formerly, Partner (2008 – 2020), Chief Operating Officer, Global Funds and Risk (2018 – 2020), Chief Operations Officer (2016 – 2018), and Director of Fund Administration (2003 – 2016) of Lord Abbett & Co. LLC

Formerly, Chief Financial Officer (2017 – 2020), and Treasurer (2003 – 2017) of Lord Abbett Family of Funds

Eric Hall 1978	Vice President and Assistant Treasurer	Since June 2021

Vice President and Assistant Treasurer (since June 2021) of

•  the DFA Fund Complex

•  ETF Trust

Formerly, Data Integrity Team Lead (December 2019 – April 2021) of

•  Clearwater Analytics

Formerly, Assistant Vice President and Assistant Treasurer (March 2015 – November 2019) at

•  INVESCO, U.S. (formerly, OppenheimerFunds, Inc.)

Jeff J. Jeon 1973	Vice President	Since 2004

Vice President (since 2004) and Assistant Secretary (2017-2019) of

•  all the DFA Entities

Vice President (since 2020) of

•  ETF Trust

Vice President and Assistant Secretary (since 2010) of

•  Dimensional Cayman Commodity Fund I Ltd.

Joy Lopez 1971	Vice President and Assistant Treasurer	Vice President since 2015 and Assistant Treasurer since 2017

Vice President (since 2015) of

•  all the DFA Entities

Assistant Treasurer (since 2017) of

•  the DFA Fund Complex

Vice President and Assistant Treasurer (since 2020) of

•  ETF Trust

Formerly, Senior Tax Manager (2013 – 2015) for

•  Dimensional Fund Advisors LP

Kenneth M. Manell 1972	Vice President	Since 2010	Vice President of • all the DFA Entities (since 2010) • Dimensional Cayman Commodity Fund I Ltd. (since 2010) • ETF Trust (since 2020)

Jan Miller 1963	Vice President, Chief Financial Officer, and Treasurer	Since June 2021

Vice President, Chief Financial Officer, and Treasurer (since June 2021) of

•  the DFA Fund Complex

•  ETF Trust

Formerly, Director (May 2019 – January 2021) at

•  INVESCO, U.S. (formerly, OppenheimerFunds, Inc.)

Formerly, Vice President and Assistant Treasurer (September 2012 – May 2019) at

•  OppenheimerFunds, Inc.

Catherine L. Newell 1964	President and General Counsel	President since 2017 and General Counsel since 2001

President of

•  the DFA Fund Complex (since 2017)

•  ETF Trust (since 2020)

General Counsel (since 2001) of

•  all the DFA Entities

Executive Vice President (since 2017) and Secretary (since 2000) of

•  Dimensional Fund Advisors LP

•  Dimensional Holdings Inc.

•  DFA Securities LLC

60

Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years

•  Dimensional Investment LLC

Director (since 2002), Vice President (since 1997) and Secretary (since 2002) of

•  DFA Australia Limited

•  Dimensional Fund Advisors Ltd.

Vice President and Secretary of

•  Dimensional Fund Advisors Canada ULC (since 2003)

•  Dimensional Cayman Commodity Fund I Ltd. (since 2010)

•  Dimensional Japan Ltd. (since 2012)

•  Dimensional Advisors Ltd. (since 2012)

•  Dimensional Fund Advisors Pte. Ltd. (since 2012)

Director of

•  Dimensional Funds plc (since 2002)

•  Dimensional Funds II plc (since 2006)

•  Director of Dimensional Japan Ltd. (since 2012)

•  Dimensional Advisors Ltd. (since 2012)

•  Dimensional Fund Advisors Pte. Ltd. (since 2012)

•  Dimensional Hong Kong Limited (since 2012)

•  Dimensional Ireland Limited (since 2019)

Formerly, Vice President and Secretary (2010 – 2014) of

•  Dimensional SmartNest (US) LLC

Formerly, Vice President (1997 – 2017) and Secretary (2000 – 2017) of

•  the DFA Fund Complex

Formerly, Vice President of

•  Dimensional Fund Advisors LP (1997 – 2017)

•  Dimensional Holdings Inc. (2006 – 2017)

•  DFA Securities LLC (1997 – 2017)

•  Dimensional Investment LLC (2009 – 2017)

Selwyn J. Notelovitz 1961	Vice President	Since September 2021

Vice President (since September 2021) of

•  the DFA Fund Complex

•  ETF Trust

Vice President (since December 2012) and Chief Compliance Officer (since July 2020) of:

•  DFA Securities LLC

•  Dimensional Fund Advisors LP

•  Dimensional Holdings Inc.

•  Dimensional Investment LLC

Chief Compliance Officer (since July 2020) of:

•  DFA Australia Limited

•  Dimensional Fund Advisors Ltd.

•  Dimensional Fund Advisors Canada ULC

Formerly, Deputy Chief Compliance Officer (2013-2020) of:

•  DFA Fund Complex

•  DFA Securities LLC

•  Dimensional Fund Advisors LP

•  Dimensional Holdings Inc.

•  Dimensional Investment LLC

Formerly, Vice President (2013-2020) of:

•  DFA Fund Complex

Formerly, Director (2019-2021) of:

•  Dimensional Ireland Limited

61

Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years
Carolyn L. O 1974	Vice President and Secretary	Vice President since 2010 and Secretary since 2017

Vice President (since 2010) and Secretary (since 2017) of

•  the DFA Fund Complex

Vice President and Secretary (since 2020) of

•  ETF Trust

Vice President (since 2010) and Assistant Secretary (since 2016) of

•  Dimensional Fund Advisors LP

•  Dimensional Holdings Inc.

•  Dimensional Investment LLC

Vice President of

•  DFA Securities LLC (since 2010)

•  Dimensional Cayman Commodity Fund I Ltd. (since 2010)

•  Dimensional Fund Advisors Canada ULC (since 2016)

Randy C. Olson 1980	Chief Compliance Officer	Since August 2020

Chief Compliance Officer (since 2020)

•  all the DFA Funds

•  ETF Trust

Vice President (since 2016) of

•  DFA Securities LLC

•  Dimensional Fund Advisors LP

•  Dimensional Holdings Inc.

•  Dimensional Investment LLC

Formerly, Vice President – Senior Compliance Officer

•  Dimensional Investment Advisors LP (January 2020 – August 2020 and July 2014 – March 2017)

Formerly, Vice President – Head of Compliance & Operations Asia Ex- Japan

•  Dimensional Investment Advisors LP (April 2017 – January 2020)

Gerard K. O’Reilly 1976	Co-Chief Executive Officer and Chief Investment Officer	Co-Chief Executive Officer and Chief Investment Officer since 2017

Co-Chief Executive Officer and Chief Investment Officer of

•  all the DFA Entities (since 2017)

•  Dimensional Fund Advisors Canada ULC (since 2017)

•  ETF Trust (since 2020)

Director, Chief Investment Officer and Vice President (since 2017) of

•  DFA Australia Limited

Chief Investment Officer (since 2017) and Vice President (since 2016) of

•  Dimensional Japan Ltd.

Director, Co-Chief Executive Officer and Chief Investment Officer (since 2017) of

•  Dimensional Cayman Commodity Fund I Ltd.

Director of

•  Dimensional Funds plc (since 2014)

•  Dimensional Funds II plc (since 2014)

•  Dimensional Holdings Inc. (since 2017)

•  Dimensional Ireland Limited (since 2019)

Formerly, Co-Chief Investment Officer of

•  Dimensional Japan Ltd. (2016 – 2017)

•  DFA Australia Limited (2014 – 2017)

Formerly, Executive Vice President (2017) and Co-Chief Investment Officer (2014 – 2017) of

•  all the DFA Entities

Formerly, Vice President (2007 – 2017) of

•  all the DFA Entities

Formerly, Vice President and Co-Chief Investment Officer (2014 – 2017) of

•  Dimensional Fund Advisors Canada ULC

62

Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years
Formerly, Director (2017-2018) of • Dimensional Fund Advisors Pte. Ltd.

James J. Taylor 1983	Vice President and Assistant Treasurer	Since March 2020

Vice President and Assistant Treasurer (since 2020) of

•  the DFA Fund Complex

•  ETF Trust

Vice President (since 2016)

•  Dimensional Holdings Inc.

•  Dimensional Fund Advisors LP

•  Dimensional Investment LLC

•  DFA Securities LLC

Formerly, Accounting Manager (2015 – 2016)

•  Dimensional Fund Advisors LP

1	Each officer holds office for an indefinite term at the pleasure of the Board of Directors/Trustees and until his or her successor is elected and qualified.

63

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Fund uses in voting proxies relating to securities held in the portfolio is available (1) without charge, upon request, by calling collect: (512) 306-7400; (2) from the Advisor’s website at http://us.dimensional.com; and (3) on the SEC’s website at http://www.sec.gov. Information regarding how the Advisor votes these proxies is available from the EDGAR database on the SEC’s website at http://www.sec.gov and from the Advisor’s website at http://us.dimensional.com and reflects the twelve-month period beginning July 1st and ending June 30th.

64

TAX NOTICE TO SHAREHOLDERS

(Unaudited)

The following information is solely for informational purposes. Each Portfolio is designating the U.S. federal income tax character of the following items with respect to distributions paid or expected to be paid to shareholders related to the fiscal year ended October 31, 2021. All designations are based on financial information available as of the date of this annual report and, accordingly are subject to change. For each classification below and including “Section 163(j) interest dividends” as defined in Treasury Regulation §1.163(j)-1(b)(35) and “Section 199A dividends” as defined in Treasury Regulation §1.199A -3(d), it is the intent of the Portfolio to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For U.S. federal income tax purposes, shareholders generally must report distributions received from a Portfolio on a calendar-year basis, which therefore may include distributions with respect to portions of two fiscal years of the Portfolio. Annual statements needed by shareholders concerning the tax status of distributions received for the calendar year 2021 (e.g., IRS Form 1099-DIV) will be provided in early 2022. Shareholders should refer to these statements in preparing their calendar year 2021 tax returns. Please consult your tax advisor for the proper treatment of this information. Unless otherwise noted, the amounts in the table are expressed as a percentage of the distributions paid with respect to the fiscal year ended October 31, 2021.

Dimensional Investment Group Inc.	Net Investment Income Distributions	Short-Term Capital Gain Distributions	Long-Term Capital Gain Distributions	Return of Capital	Tax-Exempt Interest	Total Distributions	Qualified Dividends (for Corporate Dividends Received Deduction) (1)	Qualified Dividend Income (2)	U.S. Government Interest (3)	Foreign Tax Credit (4)	Foreign Source Income (5)	Qualified Net Interest Income (6)	Qualified Short- Term Capital Gain (7)
DFA International Value Portfolio III.	100%	—	—	—	—	100%	—	76%	—	6%	86%	—	—
U.S. Large Cap Value Portfolio III	100%	—	—	—	—	100%	99%	100%	—	—	—	—	—

(1)

Qualified Dividends represents the amount that qualifies for the corporate dividends-received deduction under Section 243 of the Internal Revenue Code and is reflected as a percentage of estimated ordinary income distributions (the total of short-term capital gain and net investment income distributions) for the calendar year 2021.

(2)

Qualified Dividend Income represents the amount that qualifies for the reduced capital gain tax rate under Section 1(h)(11) of the Internal Revenue Code and is reflected as a percentage of estimated ordinary income distributions (the total of short-term capital gain and net investment income distributions) for the calendar year 2021.

(3)

U.S. Government Interest represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total estimated ordinary income distributions (the total of short-term capital gain and net investment income distributions) for the calendar year 2021. Generally, interest from direct U.S. Government obligations is exempt from state income tax. Please consult your tax advisor for the availability of a state tax exemption based on your individual circumstances.

(4)

Foreign Tax Credit represents the amount of dividends that qualify for the foreign tax credit pass through under Section 853 of the Internal Revenue Code and is reflected as a percentage of “investment company taxable income” (as defined in Section 852(b)(2) of the Internal Revenue Code).

(5)

Foreign Source Income represents the amount of dividends derived from foreign sources and is reflected as a percentage of “investment company taxable income” (as defined in Section 852(b)(2) of the Internal Revenue Code).

(6)

Qualified Net Interest Income represents the amount of interest income available as interest-related dividends generally exempt from withholding taxes for non-U.S. shareholders under Section 871(k)(1) of the Internal Revenue Code. The information is reflected as a percentage estimated ordinary income distributions (the total of short-term capital gain and net investment income distributions) for the calendar year 2021.

(7)

Qualified Short-Term Capital Gain represents the amount available as short-term capital gain dividends generally exempt from withholding taxes for non-U.S. shareholders under Section 871(k)(2) of the Internal Revenue Code. The information is reflected as a percentage of estimated ordinary income distributions (the total of short-term capital gain and net investment income distributions) for the calendar year 2021.

65

DFA103121-008A
00267817

Annual Report

Year Ended: October 31, 2021

DIMENSIONAL INVESTMENT GROUP INC.

Emerging Markets Portfolio II

December 2021

Dear Shareholder,

As we near the end of a year that saw us mark four decades since our founding, we want to thank you for entrusting us with your investments. We built Dimensional to implement the great ideas in finance, with the goal of transforming the investor experience for the better.

We are proud of the role Dimensional has played over the past 40 years in helping drive down costs, providing solutions that can improve diversification, and contributing to investor education. We’re committed to continuing to enhance our research-driven strategies, our efficient implementation, and the services we provide.

Just this past year, we launched an expanded offering for separately managed accounts, broadened our suite of fixed income solutions, and became one of the first asset managers to convert mutual funds into exchange-traded funds, offering greater choice in how investors access Dimensional’s strategies.

We have always focused on empowering financial professionals so they can meet their clients’ evolving needs. The solutions we have recently developed will help further that mission, offering more ability to customize and tailor investments to investors’ specific situations. It’s all part of our enduring tradition of innovation to enable the best possible experience for investors.

For 40 years, we have trusted markets. And for 40 years, we have built trust with financial professionals and investors around the world. The advances made in the industry have been profound for investors, and we believe this is just the beginning. We look forward to many more years of innovating on behalf of our clients and investors.

Sincerely,

David P. Butler	Gerard O’Reilly
CO-CHIEF EXECUTIVE OFFICER	CO-CHIEF EXECUTIVE OFFICER and
CHIEF INVESTMENT OFFICER

DIMENSIONAL INVESTMENT GROUP INC.

THE DFA INVESTMENT TRUST COMPANY

ANNUAL REPORT

This report is submitted for the information of the Portfolio’s shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

i

DIMENSIONAL INVESTMENT GROUP INC.

THE DFA INVESTMENT TRUST COMPANY

DEFINITIONS OF ABBREVIATIONS AND FOOTNOTES

Schedule of Investments/Summary Schedule of Portfolio Holdings

Investment Abbreviations

ADR	American Depositary Receipt
GDR	Global Depositary Receipt
SA	Special Assessment

Investment Footnotes

†	See Note B to Financial Statements.
»	Securities that have been fair value factored. See Note B to Financial Statements.
‡	Calculated as a percentage of total net assets. Percentages shown parenthetically next to the category headings have been calculated as a percentage of total investments. “Other Securities” are those securities that are not among the top 50 holdings in unaffiliated issuers of the Fund or do not represent more than 1.0% of the net assets of the Fund. Some of the individual securities within this category may include Total or Partial Securities on Loan and/or Non-Income Producing Securities.
*	Non-Income Producing Securities.
#	Total or Partial Securities on Loan.
Ω	Rule 144A, Section 4(2), or other security that is restricted as to resale to institutional investors. This security has been deemed liquid based upon the Fund’s Liquidity Guidelines. The liquidity determination is unaudited.
@	Security purchased with cash collateral received from Securities on Loan.
§	Affiliated Fund.

Financial Highlights

(A)	Computed using average shares outstanding.
(B)	Represents the combined ratios for the respective Portfolio and its respective pro-rata share of its Master Fund.

All Statements, Schedules and Notes to Financial Statements

—	Amounts designated as — are either zero or rounded to zero.
SEC	Securities and Exchange Commission

1

DIMENSIONAL INVESTMENT GROUP INC.

PERFORMANCE CHART

(Unaudited)

Emerging Markets Portfolio II vs. MSCI Emerging Markets Index (net dividends) October 31, 2011-October 31, 2021

2

MANAGEMENT’S DISCUSSION AND ANALYSIS

International Equity Market Review	12 Months Ended October 31, 2021

Performance of non-U.S. developed markets was positive for the period. As measured by the MSCI World ex USA indices, small-cap stocks outperformed large-cap stocks, and mid-cap stocks, a subset of the large-cap universe, underperformed large-cap stocks and small-cap stocks. Value stocks outperformed growth stocks as measured by the MSCI World ex USA indices.

12 Months Ended October 31, 2021
Return in U.S. Dollars
MSCI World ex USA Index	35.59%
MSCI World ex USA Mid Cap Index	31.20%
MSCI World ex USA Small Cap Index	37.19%
MSCI World ex USA Value Index	40.88%
MSCI World ex USA Growth Index	30.25%

For the 12 Months Ended October 31, 2021, the U.S. dollar appreciated against some non-U.S. developed markets currencies and depreciated against others. Overall, currency movements did not have a material overall impact on the U.S. dollar-denominated returns of developed markets.

12 Months Ended October 31, 2021
Ten Largest Foreign Developed Markets by Market Cap	Local Return	Return in U.S. Dollars
Japan	30.75%	19.88%
United Kingdom	35.57%	43.72%
Canada	38.56%	49.05%
France	48.30%	47.33%
Switzerland	28.36%	28.75%
Germany	33.47%	32.60%
Australia	27.93%	36.82%
Netherlands	60.71%	59.67%
Sweden	40.26%	45.36%
Hong Kong	18.26%	17.91%

Source: Returns are of MSCI standard indices net of foreign withholding taxes on dividends. Copyright MSCI 2021, all rights reserved.

Emerging markets had positive performance for the period but underperformed both U.S. and non-U.S. developed markets. As measured by the MSCI Emerging Markets indices, small-cap stocks outperformed large-cap stocks, and mid-cap stocks, a subset of the large-cap universe, outperformed large-cap stocks but underperformed small-cap stocks. Value stocks outperformed growth stocks as measured by the MSCI Emerging Markets indices.

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12 Months Ended October 31, 2021
Return in U.S. Dollars
MSCI Emerging Markets Index	16.96%
MSCI Emerging Markets Mid Cap Index	31.20%
MSCI Emerging Markets Small Cap Index	44.29%
MSCI Emerging Markets Value Index	28.31%
MSCI Emerging Markets Growth Index	7.38%

For the 12 Months Ended October 31, 2021, the U.S. dollar depreciated against some emerging markets currencies and appreciated against others. Overall, currency movements had a positive impact on the U.S. dollar denominated returns of emerging markets.

12 Months Ended October 31, 2021
Ten Largest Emerging Markets by Market Cap Dollars	Local Return	Return in U.S.
China	-9.52%	-9.21%
Taiwan	38.36%	42.32%
Korea	27.78%	24.08%
India	51.78%	50.21%
Russia	64.53%	81.80%
Brazil	10.38%	12.91%
Saudi Arabia	56.07%	56.04%
South Africa	18.16%	26.32%
Mexico	42.35%	47.44%
Thailand	34.75%	26.57%

Source: Returns are of MSCI standard indices net of foreign withholding taxes on dividends. Copyright MSCI 2021, all rights reserved.

For Portfolios investing in non-U.S. equities traded outside of the U.S. market time zone, differences in the valuation timing and methodology between a Portfolio and its benchmark index may impact relative performance over the referenced period. The Portfolios price foreign exchange rates at the closing of the U.S. market, while their benchmark indices use rates at 4 p.m. London time. The Portfolios also may use fair value pricing to price certain portfolio securities at the closing of the U.S. market, while benchmark indices may use local market closing prices. For the one-year period ended October 31, 2021, these differences generally detracted from the Portfolios’ relative performance.

Emerging Markets Portfolio II

The Emerging Markets II Portfolio invests in large-cap stocks in emerging markets by purchasing shares of The Emerging Markets Series, a Master Fund managed by Dimensional that invests in such securities. The investment strategy is process driven, emphasizing broad diversification with increased exposure to stocks with smaller market capitalizations, lower relative price (value), and higher-profitability within the large-cap segment of emerging markets. As of October 31, 2021, the Master Fund held approximately 1,720 securities in 24 eligible emerging markets. Average cash exposure throughout the year was less than 1% of the Master Fund’s assets.

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For the 12 months ended October 31, 2021, total returns were 21.99% for the Portfolio and 16.96% for the MSCI Emerging Markets Index (net dividends), the Portfolio’s benchmark. The Master Fund’s greater emphasis on low relative price (value) stocks contributed positively to performance relative to the benchmark, as value stocks outperformed high relative price (growth) stocks in emerging markets for the period. The Master Fund’s greater allocation to stocks with smaller market capitalizations within the large cap universe also contributed positively to relative performance, as mid-cap stocks outperformed their larger counterparts in emerging markets. The Master Fund’s emphasis on stocks with higher profitability also contributed positively to performance relative to the benchmark, as these stocks generally outperformed.

5

DIMENSIONAL INVESTMENT GROUP INC.

DISCLOSURE OF FUND EXPENSES

(Unaudited)

The following Expense Table is shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports, among others. Operating expenses and legal and audit services, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs, in dollars, of investing in the fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrates your fund’s costs in two ways.

Actual Fund Return

This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and “Expenses Paid During Period” reflects the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes

This section is intended to help you compare your fund’s costs with those of other mutual funds. The hypothetical “Ending Account Value” and “Expenses Paid During Period” are derived from the fund’s actual expense ratio and an assumed 5% annual return before expenses. In this case, because the return used is not the fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% annual return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs, if applicable. The “Annualized Expense Ratio” represents the actual expenses for the six-month period indicated.

Six Months Ended October 31, 2021

EXPENSE TABLE

	Beginning Account Value 05/01/21	Ending Account Value 10/31/21	Annualized Expense Ratio (1)	Expenses Paid During Period (1)
Emerging Markets Portfolio II (2)
Actual Fund Return	$1,000.00	$963.50	0.34%	$1.68
Hypothetical 5% Annual Return	$1,000.00	$1,023.49	0.34%	$1.73

(1)

Expenses are equal to the fund’s annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (184), then divided by the number of days in the year (365) to reflect the six-month period.

(2)

The Portfolio is a Feeder Fund. The expenses shown reflect the direct expenses of the Feeder Fund and the allocation of the Feeder Fund’s portion of the expenses of its Master Fund (Affiliated Investment Company).

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DIMENSIONAL INVESTMENT GROUP INC.

DISCLOSURE OF PORTFOLIO HOLDINGS

(Unaudited)

The SEC requires that all funds file a complete Schedule of Investments with the SEC for their first and third fiscal quarters as an exhibit to their reports on Form N-PORT. For Dimensional Investment Group Inc., this would be for the fiscal quarters ending January 31 and July 31. Such Form N-PORT filing must be made within 60 days of the end of the quarter. Dimensional Investment Group Inc. filed its most recent Form N-PORT with the SEC on September 24, 2021. They are available upon request, without charge, by calling collect: (512) 306-7400; by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, TX 78746; or by visiting the SEC’s website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The SEC requires that all funds present their categories of portfolio holdings in a table, chart, or graph format in their annual and semi-annual shareholder reports, whether or not a Schedule of Investments is used. The following table, which presents portfolio holdings as a percentage of total investments before short-term investments and collateral for loaned securities, is provided in compliance with this requirement.

The categories of industry classification for the Affiliated Investment Company are represented in its Disclosure of Portfolio Holdings, which is included elsewhere in the report. Refer to the Summary Schedule of Portfolio Holdings for the underlying Affiliated Investment Company’s holdings, which reflect the investments by category.

Affiliated Investment Company
Emerging Markets Portfolio II	100.0%

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EMERGING MARKETS PORTFOLIO II

SCHEDULE OF INVESTMENTS

October 31, 2021

Value†
AFFILIATED INVESTMENT COMPANIES — (100.0%)
Investment in The Emerging Markets Series of The DFA Investment Trust Company	$80,469,910

TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANIES	$80,469,910

Summary of the Portfolio’s Master Fund’s investments as of October 31, 2021, based on their valuation inputs, is located in this report (See Security Valuation Note).

See accompanying Notes to Financial Statements.

8

DIMENSIONAL INVESTMENT GROUP INC.

STATEMENT OF ASSETS AND LIABILITIES

OCTOBER 31, 2021

(Amounts in thousands, except share and per share amounts)

Emerging Markets Portfolio II
ASSETS:
Investment in Affiliated Investment Company at Value	$80,470
Receivables:
Fund Shares Sold	118
Prepaid Expenses and Other Assets	11

Total Assets	80,599

LIABILITIES:
Payables:
Due to Advisor	10
Accrued Expenses and Other Liabilities	15

Total Liabilities	25

NET ASSETS	$80,574

SHARES OUTSTANDING, $0.01 PAR VALUE (1)	3,215,484

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$25.06

NET ASSETS CONSIST OF:
Paid-In Capital	$7,934
Total Distributable Earnings (Loss)	72,640

NET ASSETS	$80,574

(1) NUMBER OF SHARES AUTHORIZED	300,000,000

See accompanying Notes to Financial Statements.

9

DIMENSIONAL INVESTMENT GROUP INC.

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2021

(Amounts in thousands)

Emerging Markets Portfolio II*
Investment Income
Net Investment Income Allocated from Affiliated Investment Companies:
Dividends (Net of Foreign Taxes Withheld of $266)	$2,141
Income from Securities Lending	62
Expenses Allocated from Affiliated Investment Companies	(125)

Total Net Investment Income Allocated and/or Distributions Received from Affiliated Investment Companies	2,078

Fund Expenses
Investment Management Fees	211
Custodian Fees	1
Filing Fees	15
Shareholders’ Reports	13
Directors’/Trustees’ Fees & Expenses	1
Professional Fees	1

Total Fund Expenses	242

Fees Waived, Expenses Reimbursed by Advisor (Note C)	84

Net Expenses	158

Net Investment Income (Loss)	1,920

Realized and Unrealized Gain (Loss)
Net Realized Gain (Loss) on:
Transactions Allocated from Affiliated Investment Company**	10,569
Change in Unrealized Appreciation (Depreciation) of:
Transactions Allocated from Affiliated Investment Company	2,178

Net Realized and Unrealized Gain (Loss)	12,747

Net Increase (Decrease) in Net Assets Resulting from Operations	$14,667

**	Net of foreign capital gain taxes withheld of $1.
*	Investment Income and Realized and Unrealized Gain (Loss) were allocated from the Portfolio’s Master Fund (Affiliated Investment Company).

See accompanying Notes to Financial Statements.

10

DIMENSIONAL INVESTMENT GROUP INC.

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	Emerging Markets Portfolio II***
	Year Ended Oct 31, 2021	Year Ended Oct 31, 2020
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$1,920	$1,343
Net Realized Gain (Loss) on:
Transactions Allocated from Affiliated Investment Company*,**	10,569	7,123
Change in Unrealized Appreciation (Depreciation) of:
Transactions Allocated from Affiliated Investment Company	2,178	(7,110)

Net Increase (Decrease) in Net Assets Resulting from Operations	14,667	1,356

Distributions:
Institutional Class Shares	(8,261)	(7,895)
Capital Share Transactions (1):
Shares Issued	17,929	19,396
Shares Issued in Lieu of Cash Distributions	8,261	7,894
Shares Redeemed	(18,781)	(20,409)

Net Increase (Decrease) from Capital Share Transactions	7,409	6,881

Total Increase (Decrease) in Net Assets	13,815	342
Net Assets
Beginning of Year	66,759	66,417

End of Year	$80,574	$66,759

(1) Shares Issued and Redeemed:
Shares Issued	703	894
Shares Issued in Lieu of Cash Distributions	347	333
Shares Redeemed	(735)	(951)

Net Increase (Decrease) from Shares Issued and Redeemed	315	276

*	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2021 of $1.
**	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2020 of $0.
***	Investment Income and Realized and Unrealized Gain (Loss) were allocated from the Portfolio’s Master Fund (Affiliated Investment Company).

See accompanying Notes to Financial Statements.

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DIMENSIONAL INVESTMENT GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

	Emerging Markets Portfolio II
	Year Ended Oct 31, 2021	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2018	Year Ended Oct 31, 2017
Net Asset Value, Beginning of Year	$23.02	$25.30	$24.71	$28.65	$23.46

Income from Investment Operations (A)
Net Investment Income (Loss)	0.58	0.47	0.69	0.63	0.49
Net Gains (Losses) on Securities (Realized and Unrealized)	4.33	0.23	1.87	(4.01)	5.22

Total from Investment Operations	4.91	0.70	2.56	(3.38)	5.71

Less Distributions:
Net Investment Income	(0.45)	(0.98)	(0.73)	(0.56)	(0.52)
Net Realized Gains	(2.42)	(2.00)	(1.24)	—	—

Total Distributions	(2.87)	(2.98)	(1.97)	(0.56)	(0.52)

Net Asset Value, End of Year	$25.06	$23.02	$25.30	$24.71	$28.65

Total Return	21.99%	2.45%	11.14%	(12.03%)	25.04%

Net Assets, End of Year (thousands)	$80,574	$66,759	$66,417	$62,862	$83,299
Ratio of Expenses to Average Net Assets (B)	0.34%	0.36%	0.38%	0.34%	0.34%
Ratio of Expenses to Average Net Assets (Excluding Fees Waived, Expenses Reimbursed by Advisor) (B)	0.44%	0.46%	0.48%	0.44%	0.44%
Ratio of Net Investment Income to Average Net Assets	2.28%	2.12%	2.79%	2.21%	1.95%

See page 1 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

12

DIMENSIONAL INVESTMENT GROUP INC.

NOTES TO FINANCIAL STATEMENTS

A. Organization:

Dimensional Investment Group Inc. (the “Fund”) is an open-end management investment company registered under the Investment Company Act of 1940, whose shares are offered to institutional investors, retirement plans and clients of registered investment advisors. The Fund consists of eleven portfolios, one of which, Emerging Markets Portfolio II (the “Portfolio”), is presented in this report. The remaining portfolios are presented in separate reports. The Portfolio is an investment company, and accordingly, follows the accounting and reporting guidance under the Financial Accounting Standards Board (“FASB”) Accounting Standards Certification (“ASC”), Topic 946, “Financial Services-Investment Companies.”

The Portfolio invests substantially all of its assets in The Emerging Markets Series (the “Series”), a corresponding series of The DFA Investment Trust Company. As of October 31, 2021, the Portfolio owned 1% of the total outstanding shares of the Series. The financial statements of the Series are included elsewhere in this report and should be read in conjunction with the financial statements of the Portfolio.

B. Significant Accounting Policies:

The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Fund in preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates, and those differences could be material.

1. Security Valuation: The Portfolio uses a fair value hierarchy, which prioritizes the inputs-to-valuation techniques used to measure fair value into three broad levels described below:

•	Level 1 – inputs are quoted prices in active markets for identical securities (including equity securities, open-end investment companies, and futures contracts)

•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The Portfolio’s investments reflect its proportionate interest in the net assets of the Series. These valuations are classified as Level 1 in the hierarchy.

A summary of the inputs used to value the Portfolio’s investments is disclosed previously in this note. The methodology or inputs used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

2. Deferred Compensation Plan: Each eligible Director of the Fund may elect to participate in the Fee Deferral Plan for Independent Directors and Trustees (the “Plan”). Under the Plan, effective January 1, 2002, such Directors may defer payment of all or a portion of their total fees earned as a Director. These deferred amounts may be treated as though such amounts had been invested in shares of the following funds: the U.S. Large Cap Value Portfolio, U.S. Core Equity 1 Portfolio, U.S. Large Company Portfolio, U.S. Vector Equity Portfolio, U.S. Micro Cap Portfolio, DFA International Value Portfolio, International Core Equity Portfolio, Emerging Markets Portfolio, Emerging Markets Core Equity Portfolio, DFA Inflation-Protected Securities Portfolio, and/or DFA Two-Year Global Fixed Income Portfolio. Contributions made under the Plan and the change in unrealized appreciation (depreciation) and income are included in Directors’/ Trustees’ Fees & Expenses.

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The Directors may receive their distributions of proceeds by one of the following methods: lump sum, annual installments over a period of agreed-upon years, or quarterly installments over a period of agreed-upon years. Each Director shall have the right in a notice of election (the “Notice”) to defer the receipt of the Director’s deferred compensation until a date specified by such Director in the Notice, which date may not be sooner than the earlier of: (i) the first business day of January following the year in which such Director ceases to be a member of the Board of Directors of the Fund; and (ii) five years following the effective date of the Director’s first deferral election. If a Director who elects to defer fees fails to designate in the Notice a time or date as of which payment of the Director’s deferred fee account shall commence, payment of such amount shall commence as of the first business day of January following the year in which the Director ceases to be a member of the Board (unless the Director files an amended Notice selecting a different distribution date).

3. Other: The Portfolio recognizes its pro-rata share, on a daily basis, of net investment income and realized and unrealized gains and losses of investment securities and foreign currency from the Series, which is treated as a partnership for federal income tax purposes. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments or as a realized gain, respectively. Expenses directly attributable to the Portfolio are directly charged. Common expenses of the Fund or the Portfolio are allocated using methods approved by the Board, generally based on average net assets.

C. Investment Advisor:

The Advisor, Dimensional Fund Advisors LP, provides investment management services to the Portfolio.

For the year ended October 31, 2021, the Portfolio’s investment management fees were accrued daily and paid monthly to the Advisor based on an effective annual rate of 0.25% of the Portfolio’s average daily net assets. Pursuant to an Amended and Restated Fee Waiver Agreement (the “Fee Waiver Agreement”), the Advisor has contractually agreed to permanently waive all or a portion of the management fee of the Portfolio to the extent necessary to limit the total management fees paid to the Advisor by the Portfolio, including the proportionate share of the management fees the Portfolio pays indirectly through its investment in other funds managed by the Advisor, except for the fees paid indirectly through its investment of securities lending cash collateral in The DFA Short Term Investment Fund (the “Money Market Series”) to the rate listed below as a percentage of the average net assets of a class of the Portfolio on an annualized basis. The Fee Waiver Agreement will remain in effect permanently, unless terminated by the Fund.

During the year ended October 31, 2021, the Portfolio had a total management fee limit based on a percentage of its average net assets on an annualized basis and waived fees (amount in thousands) as reflected below.

Institutional Class Shares	Total Management Fee Limit	Net Waived Fees
Emerging Markets Portfolio II	0.25%	$84

Fees Paid to Officers and Directors/Trustees:

Certain Officers and Directors of the Advisor are also Officers and Directors of the Fund; however, such Officers and Directors (with the exception of the Chief Compliance Officer (“CCO”)) receive no compensation from the Fund. For the year ended October 31, 2021, the total related amount paid by the Fund to the CCO was $14 (in thousands). The total related amount paid by the Portfolio is included in Other Expenses on the Statement of Operations.

D. Deferred Compensation:

As of October 31, 2021, the total liability for deferred compensation to Directors is included in Accrued Expenses and Other Liabilities on the Statement of Assets and Liabilities as follows (amount in thousands):

Emerging Markets Portfolio II	$6

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E. Federal Income Taxes:

The Portfolio has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for federal income tax purposes and to distribute substantially all of its taxable income and net capital gains to shareholders. Accordingly, no provision has been made for federal income taxes.

Distributions from net investment income and net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent that these differences are permanent, they are charged or credited to paid-in capital or distributable earnings, as appropriate, in the period that the differences arise. Accordingly, the permanent differences as of October 31, 2021, can occur as a result of realized gains on securities considered to be “passive foreign investment companies,” non-deductible expenses, realized foreign capital gains tax, the use of accumulated earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction for income tax purposes, net foreign currency gains/losses, distributions received from real estate investment trusts and distribution redesignations, and were reclassified to the accounts mentioned above. These reclassifications had no effect on net assets or net asset value per share.

The tax character of dividends and distributions declared and paid during the years ended October 31, 2020, and October 31, 2021, were as follows (amounts in thousands):

	Net Investment Income and Short-Term Capital Gains	Long-Term Capital Gains	Tax Exempt Income	Total
Emerging Markets Portfolio II
2020	$2,597	$5,297	—	$7,894
2021	1,294	6,967	—	8,261

As of October 31, 2021, the components of distributable earnings (accumulated losses) were as follows (amounts in thousands):

	Undistributed Net Investment Income and Short-Term Capital Gains	Undistributed Long-Term Capital Gains	Unrealized Appreciation (Depreciation)	Total Net Distributable Earnings (Accumulated Losses)
Emerging Markets Portfolio II	$2,265	$10,227	$60,157	$72,649

For federal income tax purposes, the Fund measures its capital loss carryforwards annually at October 31, its fiscal year end. Capital loss carryforwards may be carried forward and applied against future capital gains. As of October 31, 2021, the Portfolio did not have any capital loss carryforwards available to offset future realized capital gains.

During the year ended October 31, 2021, the Portfolio did not use capital loss carryforwards to offset realized capital gains for federal income tax purposes.

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As of October 31, 2021, the total cost and aggregate gross unrealized appreciation (depreciation) of securities for federal income tax purposes were different from amounts reported for financial reporting purposes, as follows (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Emerging Markets Portfolio II	$19,767	$60,725	—	$60,725

The difference between GAAP-basis and tax-basis unrealized gains (losses) can occur as a result of wash sales and net mark to market gains (losses) on regulated futures contracts, net mark-to-market gain/loss on foreign currency contracts, and differences in the tax treatment of passive foreign investment company investments.

ASC 740 Accounting for Uncertainty in Income Taxes sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed the Portfolio’s tax positions and has concluded that no additional provision for income tax is required in the Portfolio’s financial statements. The Portfolio is not aware of any tax positions for which it is more likely than not that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

F. Line of Credit:

The Fund, together with other Dimensional-advised portfolios, has entered into a $500 million uncommitted, unsecured discretionary line of credit effective April 7, 2021, with its domestic custodian bank. A line of credit with similar terms was in effect through April 7, 2021. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The agreement for the line of credit expires on April 6, 2022.

The Fund, together with other Dimensional-advised portfolios, has also entered into an additional $700 million unsecured line of credit with its international custodian bank effective January 2, 2021. A line of credit with similar terms was in effect through January 2, 2021. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $700 million in the aggregate. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The line of credit agreement expires on January 1, 2022.

There were no borrowings by the Portfolio under the lines of credit during the year ended October 31, 2021.

G. Indemnitees; Contractual Obligations:

Under the Fund’s organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund.

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

16

H. Recently Issued Accounting Standards and Regulations:

In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. In January 2021, the FASB issued ASU No. 2021-01, with further amendments to Topic 848. The amendments in the ASUs provide optional temporary accounting recognition and financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the LIBOR and other interbank-offered based reference rates as of the end of 2021 and 2023. The ASUs are effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management has reviewed the requirements and believes the adoption of these ASUs will not have a material impact on the Portfolio’s financial statements.

In October 2020, the SEC adopted new regulations governing the use of derivatives by registered investment companies. Rule 18f-4 (the “Derivatives Rule”) imposes limits on the amount of derivatives contracts the Portfolio could enter, eliminate the asset segregation framework currently used by the Portfolio to comply with Section 18 of the 1940 Act, and require funds whose use of derivatives is more than a limited specified exposure to establish and maintain a derivatives risk management program and appoint a derivatives risk manager. The Derivatives Rule became effective February 19, 2021 and the Portfolio is required to comply on August 19, 2022. Management is currently evaluating the effect, if any, the Derivatives Rule will have on the Portfolio.

On December 3, 2020, the SEC adopted new rule 2a-5 (the “Valuation Rule”) under the Investment Company Act of 1940, establishing an updated regulatory framework for fund valuation. The Valuation Rule, in part, provides a framework for good faith fair value determination and permits a Board to designate fair value determinations to a fund’s investment adviser. Further, the SEC is rescinding previously issued guidance on related issues. The Valuation Rule became effective on March 8, 2021, with a compliance date of September 8, 2022. Management is currently evaluating the Valuation Rule and its effect on the Portfolio.

I. Coronavirus (COVID-19) Pandemic:

The ongoing outbreak of the novel coronavirus, COVID-19, has resulted, at times, in market closures, market volatility, liquidity constraints and increased trading costs. Efforts to contain the spread of COVID-19 have resulted in global travel restrictions and disruptions of healthcare systems, business operations and supply chains, layoffs, reduced consumer demand, defaults and credit rating downgrades, and other significant economic impacts. The effects of COVID-19 have impacted global economic activity and may heighten pre-existing political, social and economic risks, domestically or globally. The full impact of the COVID-19 pandemic is unpredictable and may adversely affect the Portfolio’s performance.

J. Other:

As of October 31, 2021, one shareholder held 100% of the outstanding shares of the Portfolio. The one shareholder is an omnibus account, which typically holds shares for the benefit of several other underlying investors.

The Portfolio is subject to claims and suits that arise from time to time in the ordinary course of business (for example, ongoing claw back litigation against former shareholders of portfolio companies that filed for bankruptcy, such as The Tribune Company and Nine West). Although management currently believes that resolving claims against the Portfolio, individually or in aggregate, will not have a material adverse impact on the Portfolio’s financial position, results of operations, or cash flows, these matters are subject to inherent uncertainties and management’s view of these matters may change in the future.

K. Subsequent Event Evaluations:

Management has evaluated the impact of all subsequent events on the Portfolio through the date on which the financial statements were issued and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

17

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Dimensional Investment Group Inc. and Shareholders of Emerging Markets Portfolio II

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Emerging Markets Portfolio II (one of the portfolios constituting Dimensional Investment Group Inc., hereafter referred to as the “Portfolio”) as of October 31, 2021, the related statement of operations for the year ended October 31, 2021, the statement of changes in net assets for each of the two years in the period ended October 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of October 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2021 and the financial highlights for each of the five years in the period ended October 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2021 by correspondence with the transfer agent of the investee fund. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 22, 2021

We have served as the auditor of one or more investment companies in Dimensional Fund Advisors L.P. investment company group since 1981.

18

THE DFA INVESTMENT TRUST COMPANY

PERFORMANCE CHART

(Unaudited)

The Emerging Markets Series vs.
MSCI Emerging Markets Index (net dividends)
October 31, 2011-October 31, 2021

19

MANAGEMENT’S DISCUSSION AND ANALYSIS

International Equity Market Review	12 Months Ended October 31, 2021

Performance of non-U.S. developed markets was positive for the period. As measured by the MSCI World ex USA indices, small-cap stocks outperformed large-cap stocks, and mid-cap stocks, a subset of the large-cap universe, underperformed large-cap stocks and small-cap stocks. Value stocks outperformed growth stocks as measured by the MSCI World ex USA indices.

12 Months Ended October 31, 2021
Return in U.S. Dollars
MSCI World ex USA Index	35.59%
MSCI World ex USA Mid Cap Index	31.20%
MSCI World ex USA Small Cap Index	37.19%
MSCI World ex USA Value Index	40.88%
MSCI World ex USA Growth Index	30.25%

For the 12 Months Ended October 31, 2021, the U.S. dollar appreciated against some non-U.S. developed markets currencies and depreciated against others. Overall, currency movements did not have a material overall impact on the U.S. dollar-denominated returns of developed markets.

12 Months Ended October 31, 2021
Ten Largest Foreign Developed Markets by Market Cap	Local Return	Return in U.S. Dollars
Japan	30.75%	19.88%
United Kingdom	35.57%	43.72%
Canada	38.56%	49.05%
France	48.30%	47.33%
Switzerland	28.36%	28.75%
Germany	33.47%	32.60%
Australia	27.93%	36.82%
Netherlands	60.71%	59.67%
Sweden	40.26%	45.36%
Hong Kong	18.26%	17.91%

Source: Returns are of MSCI standard indices net of foreign withholding taxes on dividends. Copyright MSCI 2021, all rights reserved.

Emerging markets had positive performance for the period but underperformed both U.S. and non-U.S. developed markets. As measured by the MSCI Emerging Markets indices, small-cap stocks outperformed large-cap stocks, and mid-cap stocks, a subset of the large-cap universe, outperformed large-cap stocks but underperformed small-cap stocks. Value stocks outperformed growth stocks as measured by the MSCI Emerging Markets indices.

20

12 Months Ended October 31, 2021
Return in U.S. Dollars
MSCI Emerging Markets Index	16.96%
MSCI Emerging Markets Mid Cap Index	31.20%
MSCI Emerging Markets Small Cap Index	44.29%
MSCI Emerging Markets Value Index	28.31%
MSCI Emerging Markets Growth Index	7.38%

For the 12 Months Ended October 31, 2021, the U.S. dollar depreciated against some emerging markets currencies and appreciated against others. Overall, currency movements had a positive impact on the U.S. dollar denominated returns of emerging markets.

12 Months Ended October 31, 2021
Ten Largest Emerging Markets by Market Cap Dollars	Local Return	Return in U.S.
China	-9.52%	-9.21%
Taiwan	38.36%	42.32%
Korea	27.78%	24.08%
India	51.78%	50.21%
Russia	64.53%	81.80%
Brazil	10.38%	12.91%
Saudi Arabia	56.07%	56.04%
South Africa	18.16%	26.32%
Mexico	42.35%	47.44%
Thailand	34.75%	26.57%

Source: Returns are of MSCI standard indices net of foreign withholding taxes on dividends. Copyright MSCI 2021, all rights reserved.

For Portfolios investing in non-U.S. equities traded outside of the U.S. market time zone, differences in the valuation timing and methodology between a Portfolio and its benchmark index may impact relative performance over the referenced period. The Portfolios price foreign exchange rates at the closing of the U.S. market, while their benchmark indices use rates at 4 p.m. London time. The Portfolios also may use fair value pricing to price certain portfolio securities at the closing of the U.S. market, while benchmark indices may use local market closing prices. For the one-year period ended October 31, 2021, these differences generally detracted from the Portfolios’ relative performance.

The Emerging Markets Series

The Emerging Markets Series invests in large-cap stocks in emerging markets. The investment strategy is process driven, emphasizing broad diversification with increased exposure to stocks with smaller market capitalizations, lower relative price (value), and higher-profitability within the large-cap segment of emerging markets. As of October 31, 2021, the Series held approximately 1,720 securities in 24 eligible emerging markets. Average cash exposure throughout the year was less than 1% of the Series’ assets.

21

For the 12 months ended October 31, 2021, total returns were 22.22% for the Series and 16.96% for the MSCI Emerging Markets Index (net dividends), the Series’ benchmark. The Series’ greater emphasis on low relative price (value) stocks contributed positively to performance relative to the benchmark, as value stocks outperformed high relative price (growth) stocks in emerging markets for the period. The Series’ greater allocation to stocks with smaller market capitalizations within the large cap universe also contributed positively to relative performance, as these stocks outperformed their larger counterparts in emerging markets. The Portfolio’s emphasis on stocks with higher profitability also contributed positively to performance relative to the benchmark, as these stocks generally outperformed.

22

THE DFA INVESTMENT TRUST COMPANY

DISCLOSURE OF FUND EXPENSES

(Unaudited)

The following Expense Table is shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports, among others. Operating expenses and legal and audit services, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs, in dollars, of investing in the fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrates your fund’s costs in two ways.

Actual Fund Return

This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and “Expenses Paid During Period” reflects the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes

This section is intended to help you compare your fund’s costs with those of other mutual funds. The hypothetical “Ending Account Value” and “Expenses Paid During Period” are derived from the fund’s actual expense ratio and an assumed 5% annual return before expenses. In this case, because the return used is not the fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% annual return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs, if applicable. The “Annualized Expense Ratio” represents the actual expenses for the six-month period indicated.

Six Months Ended October 31, 2021

EXPENSE TABLE

	Beginning Account Value 05/01/21	Ending Account Value 10/31/21	Annualized Expense Ratio (1)	Expenses Paid During Period (1)
The Emerging Markets Series
Actual Fund Return	$1,000.00	$964.10	0.15%	$0.74
Hypothetical 5% Annual Return	$1,000.00	$1,024.45	0.15%	$0.77

(1)

Expenses are equal to the fund’s annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (184), then divided by the number of days in the year (365) to reflect the six-month period.

23

THE DFA INVESTMENT TRUST COMPANY

DISCLOSURE OF PORTFOLIO HOLDINGS

(Unaudited)

The SEC requires that all funds file a complete Schedule of Investments with the SEC for their first and third fiscal quarters as an exhibit to their reports on Form N-PORT. For The DFA Investment Trust Company, this would be for the fiscal quarters ending January 31 and July 31. Such Form N-PORT filing must be made within 60 days of the end of the quarter. The DFA Investment Trust Company filed its most recent Form N-PORT with the SEC on September 24, 2021. They are available upon request, without charge, by calling collect: (512) 306-7400; by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, TX 78746; or by visiting the SEC’s website at http://www.sec.gov.

SEC regulations permit a fund to include in its reports to shareholders a “Summary Schedule of Portfolio Holdings” in lieu of a full Schedule of Investments. The Summary Schedule of Portfolio Holdings reports the fund’s 50 largest holdings in unaffiliated issuers and any investments that exceed one percent of the fund’s net assets at the end of the reporting period. The regulations also require that the Summary Schedule of Portfolio Holdings identify each category of investments that are held.

A fund is required to file a complete Schedule of Investments with the SEC on Form N-CSR within ten days after mailing the annual and semi-annual reports to shareholders. It will be available upon request, without charge, by calling collect: (512) 306-7400; by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, TX 78746; or by visiting the SEC’s website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The SEC requires that all funds present their categories of portfolio holdings in a table, chart, or graph format in their annual and semi-annual shareholder reports, whether or not a Schedule of Investments is used. The following table, which presents portfolio holdings as a percentage of total investments before short-term investments and collateral for loaned securities, is provided in compliance with this requirement. The categories shown below represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

INTERNATIONAL EQUITY PORTFOLIO

The Emerging Markets Series

Communication Services	9.5%
Consumer Discretionary	12.1%
Consumer Staples	6.7%
Energy	4.7%
Financials	19.4%
Health Care	4.0%
Industrials	6.7%
Information Technology	20.7%
Materials	11.0%
Real Estate	2.6%
Utilities	2.6%

100.0%

24

THE EMERGING MARKETS SERIES

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2021

		Shares	Value»	Percentage of Net Assets‡
COMMON STOCKS — (97.6%)
BRAZIL — (3.0%)
	Vale SA	2,960,013	$37,557,408	0.6%
	Other Securities		153,559,145	2.4%

TOTAL BRAZIL			191,116,553	3.0%

CHILE — (0.4%)
	Other Securities		26,696,504	0.4%

CHINA — (31.5%)
*	Alibaba Group Holding Ltd.	714,100	14,683,794	0.3%
*	Alibaba Group Holding Ltd., Sponsored ADR	929,746	153,352,305	2.4%
*	Baidu, Inc., Class A	766,950	15,671,958	0.3%
*	Baidu, Inc., Sponsored ADR	137,226	22,263,546	0.4%
	BYD Co. Ltd., Class H	514,386	19,674,020	0.3%
	China Construction Bank Corp., Class H	79,728,590	54,261,738	0.9%
	China Gas Holdings Ltd.	6,299,200	15,722,928	0.3%
	China Merchants Bank Co. Ltd., Class H	3,434,554	28,782,038	0.5%
	China Overseas Land & Investment Ltd.	7,665,500	16,906,687	0.3%
#	China Resources Land Ltd.	5,690,666	22,110,902	0.4%
	CSPC Pharmaceutical Group Ltd.	17,069,200	17,811,704	0.3%
	Geely Automobile Holdings Ltd.	8,400,000	29,153,372	0.5%
	Industrial & Commercial Bank of China Ltd., Class H	53,639,185	29,402,967	0.5%
*	JD.com, Inc., ADR	248,488	19,451,641	0.3%
	Kweichow Moutai Co. Ltd., Class A	65,693	18,746,074	0.3%
	Lenovo Group Ltd.	18,933,278	20,560,934	0.3%
	Li Ning Co. Ltd.	1,623,500	17,915,414	0.3%
*Ω	Meituan, Class B	1,192,700	40,585,923	0.7%
	NetEase, Inc., ADR	271,103	26,456,942	0.4%
	Ping An Insurance Group Co. of China Ltd., Class H	5,400,000	38,678,739	0.6%
	Tencent Holdings Ltd.	3,951,600	240,375,009	3.8%
*Ω	Wuxi Biologics Cayman, Inc.	1,151,000	17,434,142	0.3%
*Ω	Xiaomi Corp., Class B	7,645,200	20,898,571	0.4%
	Yum China Holdings, Inc.	543,135	31,002,146	0.5%
	Other Securities		1,080,031,787	16.6%

TOTAL CHINA			2,011,935,281	31.9%

COLOMBIA — (0.2%)
	Other Securities		12,316,697	0.2%

CZECH REPUBLIC — (0.1%)
	Other Securities		9,027,755	0.1%

EGYPT — (0.1%)
	Other Securities		3,891,591	0.1%

GREECE — (0.3%)
	Other Securities		16,700,764	0.3%

HONG KONG — (0.1%)
	Other Securities		5,532,184	0.1%

HUNGARY — (0.3%)
	Other Securities		21,255,120	0.3%

25

THE EMERGING MARKETS SERIES
CONTINUED

	Shares	Value»	Percentage of Net Assets‡
INDIA — (13.3%)
HDFC Bank Ltd.	2,163,503	$45,977,515	0.7%
Hindustan Unilever Ltd.	531,688	16,988,292	0.3%
Housing Development Finance Corp. Ltd.	698,168	26,588,873	0.4%
Infosys Ltd.	1,828,393	40,997,003	0.7%
Infosys Ltd., Sponsored ADR	859,642	19,152,824	0.3%
Reliance Industries Ltd.	1,571,323	53,401,933	0.9%
Tata Consultancy Services Ltd.	680,063	30,968,780	0.5%
Tata Steel Ltd.	955,424	16,866,667	0.3%
Other Securities		598,311,580	9.4%

TOTAL INDIA		849,253,467	13.5%

INDONESIA — (1.7%)
Bank Central Asia Tbk PT	32,282,500	17,070,253	0.3%
Other Securities		94,597,970	1.5%

TOTAL INDONESIA		111,668,223	1.8%

MALAYSIA — (1.5%)
Other Securities		98,689,277	1.6%

MEXICO — (2.1%)
# America Movil SAB de CV	23,862,904	21,245,727	0.4%
Other Securities		109,965,104	1.7%

TOTAL MEXICO		131,210,831	2.1%

NETHERLANDS — (0.1%)
Other Security		3,847,242	0.1%

PERU — (0.1%)
Other Securities		6,418,615	0.1%

PHILIPPINES — (0.7%)
Other Securities		47,693,384	0.8%

POLAND — (0.9%)
Other Securities		54,588,905	0.9%

QATAR — (0.6%)
Other Securities		37,606,118	0.6%

RUSSIA — (1.3%)
Sberbank of Russia PJSC, Sponsored ADR	998,144	20,017,792	0.3%
Other Securities		65,279,760	1.0%

TOTAL RUSSIA		85,297,552	1.3%

SAUDI ARABIA — (3.3%)
Al Rajhi Bank	758,186	28,047,881	0.5%
Saudi Basic Industries Corp.	442,004	15,234,307	0.2%
Saudi National Bank	1,236,879	21,713,030	0.4%
Other Securities		144,192,509	2.2%

TOTAL SAUDI ARABIA		209,187,727	3.3%

26

THE EMERGING MARKETS SERIES

CONTINUED

	Shares	Value»	Percentage of Net Assets‡
SOUTH AFRICA — (3.6%)
* MTN Group Ltd.	2,885,932	$25,878,521	0.4%
Other Securities		201,110,643	3.2%

TOTAL SOUTH AFRICA		226,989,164	3.6%

SOUTH KOREA — (13.1%)
KB Financial Group, Inc.	376,407	18,219,547	0.3%
LG Chem Ltd.	28,624	20,539,289	0.3%
LG Electronics, Inc.	199,804	20,670,498	0.3%
POSCO	75,709	19,202,198	0.3%
Samsung Electronics Co. Ltd.	3,831,702	229,415,933	3.6%
Samsung Electronics Co. Ltd., GDR	105	157,220	0.0%
SK Hynix, Inc.	475,556	41,920,530	0.7%
Other Securities		489,256,441	7.8%

TOTAL SOUTH KOREA		839,381,656	13.3%

TAIWAN — (16.5%)
Evergreen Marine Corp. Taiwan Ltd.	4,324,222	15,561,495	0.3%
Hon Hai Precision Industry Co. Ltd.	5,794,322	22,368,040	0.4%
MediaTek, Inc.	776,995	25,572,990	0.4%
Taiwan Semiconductor Manufacturing Co. Ltd.	15,380,808	326,385,203	5.2%
United Microelectronics Corp.	8,584,000	17,820,160	0.3%
Other Securities		649,615,769	10.2%

TOTAL TAIWAN		1,057,323,657	16.8%

THAILAND — (1.8%)
Other Securities		115,888,768	1.8%

TURKEY — (0.4%)
Other Securities		28,003,484	0.4%

UNITED ARAB EMIRATES — (0.6%)
Other Securities		40,760,055	0.6%

UNITED STATES — (0.0%)
Other Security		1,379,532	0.0%

TOTAL COMMON STOCKS		6,243,660,106	99.0%

PREFERRED STOCKS — (0.7%)
BRAZIL — (0.7%)
Other Securities		42,291,948	0.7%

CHILE — (0.0%)
Other Security		975,429	0.0%

COLOMBIA — (0.0%)
Other Securities		2,163,748	0.0%

SOUTH KOREA — (0.0%)
Other Securities		220,593	0.0%

TOTAL PREFERRED STOCKS		45,651,718	0.7%

27

THE EMERGING MARKETS SERIES

CONTINUED

	Shares	Value»	Percentage of Net Assets‡
RIGHTS/WARRANTS — (0.0%)
THAILAND — (0.0%)
Other Securities		$372,849	0.0%

TOTAL INVESTMENT SECURITIES (Cost $3,711,438,631)		6,289,684,673

		Value†
SECURITIES LENDING COLLATERAL — (1.7%)
@§ The DFA Short Term Investment Fund	9,324,531	107,884,825	1.7%

TOTAL INVESTMENTS—(100.0%) (Cost $3,819,309,985)		$6,397,569,498	101.4%

As of October 31, 2021, The Emerging Markets Series had entered into the following outstanding futures contracts:

Description	Number of Contracts	Expiration Date	Notional Value	Market Value	Unrealized Appreciation (Depreciation)
Long Position Contracts:
E-Mini MSCI Emerging Markets Index	650	12/17/21	$42,358,988	$41,015,000	$(1,343,988)
S&P 500® Emini Index	26	12/17/21	5,584,545	5,976,100	391,555

Total Futures Contracts			$47,943,533	$46,991,100	$(952,433)

Summary of the Series’ investments as of October 31, 2021, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Brazil	$191,116,553	—	—	$191,116,553
Chile	13,782,759	$12,913,745	—	26,696,504
China	354,617,905	1,652,811,475	$4,505,901	2,011,935,281
Colombia	12,316,697	—	—	12,316,697
Czech Republic	—	9,027,755	—	9,027,755
Egypt	3,183	3,888,408	—	3,891,591
Greece	—	16,687,636	13,128	16,700,764
Hong Kong	930,840	4,601,344	—	5,532,184
Hungary	—	21,255,120	—	21,255,120
India	39,363,772	809,889,695	—	849,253,467
Indonesia	—	111,668,223	—	111,668,223
Malaysia	—	98,689,277	—	98,689,277
Mexico	131,210,831	—	—	131,210,831
Netherlands	—	3,847,242	—	3,847,242
Peru	6,418,615	—	—	6,418,615
Philippines	1,560,460	46,132,924	—	47,693,384
Poland	—	54,588,905	—	54,588,905
Qatar	—	37,606,118	—	37,606,118
Russia	15,912,841	69,384,711	—	85,297,552
Saudi Arabia	—	209,187,727	—	209,187,727
South Africa	40,943,383	186,045,781	—	226,989,164
South Korea	8,895,927	830,485,729	—	839,381,656

28

THE EMERGING MARKETS SERIES

CONTINUED

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3		Total
Taiwan	$5,760,517	$1,051,555,679	$7,461		$1,057,323,657
Thailand	115,888,768	—	—		115,888,768
Turkey	—	28,003,484	—		28,003,484
United Arab Emirates	—	40,760,055	—		40,760,055
United States	1,379,532	—	—		1,379,532
Preferred Stocks
Brazil	42,291,948	—	—		42,291,948
Chile	—	975,429	—		975,429
Colombia	2,163,748	—	—		2,163,748
South Korea	—	220,593	—		220,593
Rights/Warrants
Thailand	—	372,849	—		372,849
Securities Lending Collateral	—	107,884,825	—		107,884,825
Futures Contracts**	(952,433)	—	—		(952,433)

TOTAL	$983,605,846	$5,408,484,729	$4,526,490	^	$6,396,617,065

**	Valued at the unrealized appreciation/(depreciation) on the investment.
^	A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the reporting period in relation to net assets.

See accompanying Notes to Financial Statements.

29

THE DFA INVESTMENT TRUST COMPANY

STATEMENT OF ASSETS AND LIABILITIES

OCTOBER 31, 2021

(Amounts in thousands)

The Emerging Markets Series*
ASSETS:
Investment Securities at Value (including $255,568 of securities on loan, respectively)	$6,289,685
Collateral from Securities on Loan Invested in Affiliate at Value (including cost of $107,871)	107,885
Segregated Cash for Futures Contracts	2,671
Foreign Currencies at Value	35,516
Cash	21,819
Receivables:
Investment Securities Sold	8,411
Dividends, Interest and Tax Reclaims	5,014
Securities Lending Income	527

Total Assets	6,471,528

LIABILITIES:
Payables:
Upon Return of Securities Loaned	107,898
Investment Securities Purchased	5,251
Due to Advisor	543
Futures Margin Variation	576
Unrealized Loss on Foreign Currency Contracts	1
Deferred Taxes Payable	46,353
Accrued Expenses and Other Liabilities	1,576

Total Liabilities	162,198

NET ASSETS	$6,309,330

Investment Securities at Cost	$3,711,439

Foreign Currencies at Cost	$32,760

*	See Note J in the Notes to Financial Statements for additional information about securities lending collateral.

See accompanying Notes to Financial Statements.

30

THE DFA INVESTMENT TRUST COMPANY

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2021

(Amounts in thousands)

The Emerging Markets Series#
Investment Income
Dividends (Net of Foreign Taxes Withheld of $20,102)	$162,117
Income from Securities Lending	4,732

Total Investment Income	166,849

Expenses
Investment Management Fees	6,486
Accounting & Transfer Agent Fees	296
Custodian Fees	2,262
Shareholders’ Reports	30
Directors’/Trustees’ Fees & Expenses	74
Professional Fees	296
Other	234

Total Expenses	9,678

Fees Paid Indirectly (Note C)	49

Net Expenses	9,629

Net Investment Income (Loss)	157,220

Realized and Unrealized Gain (Loss)
Net Realized Gain (Loss) on:
Investment Securities Sold**	399,802
Futures	13,167
Foreign Currency Transactions	(3,699)
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	694,801
Affiliated Investment Companies Shares	(10)
Futures	(990)
Translation of Foreign Currency-Denominated Amounts	(9)

Net Realized and Unrealized Gain (Loss)	1,103,062

Net Increase (Decrease) in Net Assets Resulting from Operations	$1,260,282

**	Net of foreign capital gain taxes withheld of $50.
#	Portion of income is from investment in affiliated fund.

See accompanying Notes to Financial Statements.

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THE DFA INVESTMENT TRUST COMPANY

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	The Emerging Markets Series
	Year Ended Oct 31, 2021	Year Ended Oct 31, 2020
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$157,220	$137,835
Net Realized Gain (Loss) on:
Investment Securities Sold*,**	399,802	52,822
Affiliated Investment Companies Shares Sold	—	(9)
Futures	13,167	20,410
Foreign Currency Transactions	(3,699)	(3,976)
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	694,801	21,823
Affiliated Investment Companies Shares	(10)	3
Futures	(990)	(366)
Translation of Foreign Currency-Denominated Amounts	(9)	(16)

Net Increase (Decrease) in Net Assets Resulting from Operations	1,260,282	228,526

Transactions in Interest:
Contributions	553,796	607,207
Withdrawals	(1,229,073)	(1,145,570)

Net Increase (Decrease) from Transactions in Interest	(675,277)	(538,363)

Total Increase (Decrease) in Net Assets	585,005	(309,837)
Net Assets
Beginning of Year	5,724,325	6,034,162

End of Year	$6,309,330	$5,724,325

*	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2021 of $50.
**	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2020 of $163.

See accompanying Notes to Financial Statements.

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THE DFA INVESTMENT TRUST COMPANY

FINANCIAL HIGHLIGHTS

	The Emerging Markets Series
	Year Ended Oct 31, 2021	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2018	Year Ended Oct 31, 2017
Total Return	22.22%	2.67%	11.40%	(11.83%)	25.26%

Net Assets, End of Year (thousands)	$6,309,330	$5,724,325	$6,034,162	$5,469,649	$6,723,207
Ratio of Expenses to Average Net Assets	0.15%	0.13%	0.14%	0.14%	0.15%
Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly)	0.15%	0.14%	0.15%	0.14%	0.15%
Ratio of Net Investment Income to Average Net Assets	2.42%	2.38%	3.04%	2.40%	2.23%
Portfolio Turnover Rate	19%	22%	9%	12%	8%

See page 1 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

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THE DFA INVESTMENT TRUST COMPANY

NOTES TO FINANCIAL STATEMENTS

A. Organization:

The DFA Investment Trust Company (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940. The Trust consists of ten operational portfolios, one of which, The Emerging Markets Series (the “Series”), is presented in this section of the report. The remaining operational portfolios are presented in separate reports. The Series is an investment company, and accordingly, follows the accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Certification (“ASC”) Topic 946, “Financial Services-Investment Companies.”

B. Significant Accounting Policies:

The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Trust in preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates, and those differences could be material.

1. Security Valuation: The Series uses a fair value hierarchy, which prioritizes the inputs-to-valuation techniques used to measure fair value into three broad levels described below:

•	Level 1 – inputs are quoted prices in active markets for identical securities (including equity securities, open-end investment companies, and futures contracts)

•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Series’ own assumptions in determining the fair value of investments)

Securities held by the Series, including over-the-counter securities, are valued at the last quoted sale price of the day. International equity securities are subject to a fair value factor, as described later in this note. Securities held by the Series that are listed on Nasdaq are valued at the Nasdaq Official Closing Price (“NOCP”). If there is no last reported sale price or NOCP for the day, the Series values the securities within the range of the most recent quoted bid and ask prices. Price information on listed securities is taken from the exchange where the security is primarily traded. Generally, securities issued by open-end management investment companies are valued using their respective net asset values or public offering prices, as appropriate, for purchase orders placed at the close of the New York Stock Exchange (NYSE). These securities are generally categorized as Level 1 in the hierarchy.

Securities for which no market quotations are readily available (including restricted securities), or for which market quotations have become unreliable, are valued in good faith at fair value in accordance with procedures adopted by the Board of Trustees of the Trust. Fair value pricing may also be used if events that have a significant effect on the value of an investment (as determined in the discretion of Dimensional Fund Advisors LP) occur before the net asset value of the Series is calculated. When fair value pricing is used, the prices of securities used by the Series may differ from the quoted or published prices for the same securities on their primary markets or exchanges. These securities are generally categorized as Level 2 or Level 3 in the hierarchy.

The Series will also apply a fair value price in the circumstances described below. Generally, trading in foreign securities markets is completed each day at various times prior to the close of the NYSE. For example, trading in the Japanese securities markets is completed each day at the close of the Tokyo Stock Exchange (normally, 2:00 a.m. ET), which is fourteen hours before the close of the NYSE (normally, 4:00 p.m. ET) and the time at which the net asset value of the Series is computed. Due to the time differences between the closings of the relevant foreign securities exchanges and the pricing of the Series’ shares at the close of the NYSE, the Series will fair value its foreign

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investments when it is determined that the market quotations for the foreign investments are either unreliable or not readily available. The fair value prices will attempt to reflect the impact of the U.S. financial markets’ perceptions and trading activities on the Series’ foreign investments since the last calculated closing prices of the foreign investments on their primary foreign securities markets or exchanges. For these purposes, the Board of Trustees of the Trust has determined that movements in relevant indices or other appropriate market indicators, after the close of the Tokyo Stock Exchange or the London Stock Exchange, demonstrate that market quotations may be unreliable. Fair valuation of portfolio securities may occur on a daily basis. The fair value pricing by the Series uses data furnished by an independent pricing service (and that data draws upon, among other information, the market values of foreign investments). When the Series uses fair value pricing, the values assigned to the foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges. These securities are generally categorized as Level 2 in the hierarchy.

Futures contracts held by the Series are valued using the settlement price established each day on the exchange on which they are traded. These valuations are generally categorized as Level 1 in the hierarchy.

Over-the-counter derivative contracts, which include forward currency contracts, do not require material subjectivity as pricing inputs are observed from quoted markets and are categorized as Level 2 in the hierarchy.

A summary of the inputs used to value the Series’ investments by each major security type, industry and/or country is disclosed previously in this note. Valuation hierarchy tables are included at the end of the Summary Schedule of Portfolio Holdings. The methodology or inputs used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

2. Foreign Currency Translation: Securities and other assets and liabilities of the Series, whose values are initially expressed in foreign currencies are translated to U.S. dollars using the mean between the most recent bid and ask prices for the U.S. dollar as quoted by generally recognized reliable sources. To facilitate this translation, the Series enters into foreign currency contracts. A foreign currency contract is a spot agreement between two parties to buy and sell currencies at current market exchange rates, for settlement generally within two business days. Dividend and interest income and certain expenses are translated to U.S. dollars at the rate of exchange on their respective accrual dates. Receivables and payables denominated in foreign currencies are marked-to-market daily based on daily exchange rates and exchange gains or losses are realized upon ultimate receipt or disbursement.

The Series does not isolate the effect of foreign currency rate fluctuations when determining the realized gain or loss upon the sale or maturity of foreign currency-denominated debt obligations pursuant to U.S. Federal income tax regulations; such amounts are categorized as foreign exchange gain or loss for income tax reporting purposes.

Realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates of securities transactions, and the difference between amounts of interest, dividends and any foreign withholding taxes recorded on the books of the Series and the U.S. dollar equivalent amounts actually received or paid.

3. Deferred Compensation Plan: Each eligible Trustee of the Trust may elect to participate in the Fee Deferral Plan for Independent Directors and Trustees (the “Plan”). Under the Plan, effective January 1, 2002, such Trustees may defer payment of all or a portion of their total fees earned as a Trustee. These deferred amounts may be treated as though such amounts had been invested in shares of the following funds: the U.S. Large Cap Value Portfolio, U.S. Core Equity 1 Portfolio, U.S. Large Company Portfolio, U.S. Vector Equity Portfolio, U.S. Micro Cap Portfolio, DFA International Value Portfolio, International Core Equity Portfolio, Emerging Markets Portfolio, Emerging Markets Core Equity Portfolio, DFA Inflation-Protected Securities Portfolio, and/or DFA Two-Year Global Fixed Income Portfolio. Contributions made under the Plan and the change in unrealized appreciation (depreciation) and income are included in Directors’/Trustees’ Fees & Expenses.

The Trustees may receive their distributions of proceeds by one of the following methods: lump sum, annual installments over a period of agreed-upon years, or quarterly installments over a period of agreed-upon years. Each Trustee shall have the right in a notice of election (the “Notice”) to defer the receipt of the Trustee’s deferred compensation until a date specified by such Trustee in the Notice. The date may not be sooner than the earlier of: (i) the first business day of January following the year in which such Trustee ceases to be a member of the Board of Trustees of the Trust; and (ii) five years following the effective date of the Trustee’s first deferral election. If a Trustee

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who elects to defer fees fails to designate in the Notice a time or date as of which payment of the Trustee’s deferred fee account shall commence, payment of such amount shall commence as of the first business day of January following the year in which the Trustee ceases to be a member of the Board (unless the Trustee files an amended Notice selecting a different distribution date).

4. Other: Security transactions are accounted for as of the trade date. Costs used in determining realized gains and losses on the sale of investment securities and foreign currency are accounted for on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments or as a realized gain, respectively. The Series estimates the character of received distributions that may be considered return of capital distributions. Interest income is recorded on an accrual basis. Discount and premium on securities purchased are amortized over the lives of the respective securities, using the effective interest method. Expenses directly attributable to the Series are directly charged. Common expenses of the Trust or Series are allocated using methods approved by the Board of Trustees generally based on average net assets.

The Series may be subject to taxes imposed by countries in which it invests with respect to its investments in issuers existing or operating in such countries. Such taxes are generally based on income earned or repatriated and capital gains realized on the sale of such investments. The Series accrues such taxes when the related income or capital gains are earned or throughout the holding period. Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales earned by foreign investors. Additionally, if there is a deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The Series is subject to tax on short-term and long-term capital gains for investments in India. Such taxes are accrued on a daily basis and due upon sale of individual securities.

C. Investment Advisor:

The Advisor, Dimensional Fund Advisors LP, provides investment management services to the Series. For the year ended October 31, 2021, investment management fees were accrued daily and paid monthly to the Advisor based on an effective annual rate of 0.10% of average daily net assets for the Series.

Earned Income Credit:

Additionally, the Series has entered into arrangements with its custodian whereby net interest earned on uninvested cash balances was used to reduce a portion of its custody expenses. Custody expense in the accompanying financial statements is presented before reduction for credits. The impact of such credits is generally less than one basis point of the Series’ net assets. During the year ended October 31, 2021, expenses reduced were as follows (amount in thousands):

Fees Paid Indirectly
The Emerging Markets Series	$49

Fees Paid to Officers and Directors/Trustees:

Certain Officers and Trustees of the Advisor are also Officers and Trustees of the Trust; however, such Officers and Trustees (with the exception of the Chief Compliance Officer (“CCO”)) receive no compensation from the Trust. For the year ended October 31, 2021, the total related amount paid by the Trust to the CCO was $26 (in thousands). The total related amount paid by the Series is included in Other Expenses on the Statement of Operations.

D. Deferred Compensation:

As of October 31, 2021, the total liability for deferred compensation to Trustees is included in Accrued Expenses and Other Liabilities on the Statement of Assets and Liabilities as follows (amount in thousands):

The Emerging Markets Series	$176

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E. Purchases and Sales of Securities:

For the year ended October 31, 2021, the Series’ transactions related to investment securities, other than short-term securities, in-kind redemptions and U.S. Government securities (amounts in thousands), were as follows:

	Other Investment Securities
	Purchases	Sales
The Emerging Markets Series	$1,231,500	$1,751,073

There were no purchases or sales of long-term U.S. government securities.

For the year ended October 31, 2021, transactions related to Affiliated Investment Companies, excluding in-kind redemptions, are presented below.

The amounts presented below may differ from the respective amounts presented in the corresponding Summary Schedule of Portfolio Holdings, Statement of Assets and Liabilities or Statement of Operations due to rounding. The amounts are as follows (amounts in thousands):

	Balance at October 31, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ Depreciation	Balance at October 31, 2021	Shares as of October 31, 2021	Dividend Income	Capital Gain Distributions
The Emerging Markets Series
The DFA Short Term Investment Fund	$86,837	$576,356	$555,298	—	$(10)	$107,885	9,325	$57	—

Total	$86,837	$576,356	$555,298	—	$(10)	$107,885	9,325	$57	—

F. Federal Income Taxes:

No provision for federal income taxes is required since the Series is treated as a partnership for federal income tax purposes. Any net investment income and realized and unrealized gains and losses have been deemed to have been “passed down” to its partners.

As of October 31, 2021, the total cost and aggregate gross unrealized appreciation (depreciation) of securities for federal income tax purposes were different from amounts reported for financial reporting purposes, as follows (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
The Emerging Markets Series	$3,848,753	$2,821,339	$(269,763)	$2,551,576

The difference between GAAP-basis and tax-basis unrealized appreciation (depreciation) is primarily attributable to the tax deferral of losses on wash sales.

ASC 740 Accounting for Uncertainty in Income Taxes sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed the Series’ tax positions and has concluded that no additional provision for income tax is required in the Series’ financial statements. The Series is not aware of any tax positions for which it is more likely than not that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Series’ federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

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G. Financial Instruments:

In accordance with the Series’ investment objective and policies, the Series may invest in certain financial instruments that have off-balance sheet risk in excess of the amounts recognized in the financial statements and concentrations of credit and market risk. These instruments and their significant corresponding risks are described below:

1. Foreign Market Risks: Investments in foreign markets may involve certain considerations and risks not typically associated with investments in the United States of America, including the possibility of future political and economic developments and the level of foreign governmental supervision and regulation of foreign securities markets. These markets are generally smaller, less liquid and more volatile than the major securities markets in the United States of America. Consequently, acquisition and disposition of securities held by the Series may be inhibited.

Derivative Financial Instruments:

Summarized below are the specific types of derivative instruments used by the Series.

2. Futures Contracts: The Series may purchase or sell futures contracts and options on futures contracts for equity securities and indices to increase or decrease market exposure based on actual or expected cash inflows to or outflows from the Series. Upon entering into a futures contract, the Series deposits cash or pledges U.S. government securities to a broker in an amount equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Series as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Series records a realized gain or loss, which is presented in the Statement of Operations as a net realized gain or loss on futures, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Risks may arise upon entrance into futures contracts from potential imperfect price correlations between the futures contracts and the underlying securities, from the possibility of an illiquid secondary market for these instruments and from the possibility that the Series could lose more than the initial margin requirements. Entering into stock index futures subjects the Series to equity price risk from those futures contracts. Counterparty credit risk related to exchange-traded futures is minimal because the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

Securities have been segregated as collateral for open futures contracts.

The average volume (based on the open positions at each fiscal month-end) of derivative activity for the year ended October 31, 2021 was as follows (amount in thousands):

Futures*
The Emerging Markets Series	$66,202

*	Average Notional Value of futures contracts

The following is a summary of the Series’ derivative instrument holdings categorized by primary risk exposure as of October 31, 2021 (amounts in thousands):

	Asset Derivatives Value
	Total Value at October 31, 2021	Equity Contracts *,(1)
The Emerging Markets Series	$392	$392

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	Liability Derivatives Value
	Total Value at October 31, 2021	Equity Contracts (2)
The Emerging Markets Series	$(1,344)	$(1,344)

(1)	Presented on Statements of Assets and Liabilities as Receivables or Payables: Futures Margin Variation.
(2)	Presented on Statement of Assets and Liabilities as Receivables or Payables: Futures Margin Variation.
*	Includes cumulative appreciation (depreciation) of futures contracts. Only current day’s margin variation is reported within the Statement of Assets and Liabilities.

The following is a summary of the realized and change in unrealized gains and losses from the Series’ derivative instrument holdings categorized by primary risk exposure for the year ended October 31, 2021 (amounts in thousands):

	Realized Gain (Loss) on Derivatives
	Total	Equity Contracts (1)
The Emerging Markets Series	$13,167	$13,167

	Change in Unrealized Appreciation (Depreciation) on Derivatives
	Total	Equity Contracts (2)
The Emerging Markets Series	$(990)	$(990)

(1)	Presented on Statement of Operations as Net Realized Gain (Loss) on: Futures.
(2)	Presented on Statement of Operations as Change in Unrealized Appreciation (Depreciation) of: Futures.

H. Line of Credit and Interfund Lending Program:

The Trust, together with other Dimensional-advised portfolios, has entered into a $500 million uncommitted, unsecured discretionary line of credit effective April 7, 2021, with its domestic custodian bank. A line of credit with similar terms was in effect through April 7, 2021. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The agreement for the line of credit expires on April 6, 2022.

The Trust, together with other Dimensional-advised portfolios, has also entered into an additional $700 million unsecured line of credit with its international custodian bank effective January 2, 2021. A line of credit with similar terms was in effect through January 2, 2021. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $700 million in the aggregate. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The line of credit agreement expires on January 1, 2022.

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For the year ended October 31, 2021, borrowings by the Series under the lines of credit were as follows (amounts in thousands, except percentages and days):

	Weighted Average Interest Rate	Weighted Average Loan Balance	Number of Days Outstanding*	Interest Expense Incurred	Maximum Amount Borrowed During the Period	Outstanding Borrowings as of 10/31/2021
The Emerging Markets Series	0.84%	$7,027	13	$2	$16,724	—

*	Number of Days Outstanding represents the total of single or consecutive days during the year ended October 31, 2021, that the Series’ available line of credit was used.

Pursuant to an exemptive order issued by the SEC (the “Order”), the Series may participate in an interfund lending program among certain portfolios managed by the Advisor (portfolios that operate as feeder funds do not participate in the program). The program allows the participating portfolios to borrow money from and loan money to each other for temporary or emergency purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending portfolios as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a portfolio may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. lnterfund loans have a maximum duration of seven days and may be called on one business day’s notice.

The Series did not use the interfund lending program during the year ended October 31, 2021.

I. Affiliated Trades:

Cross trades for the year ended October 31, 2021, if any, were executed by the Series pursuant to procedures adopted by the Board of Trustees of the Trust to ensure compliance with Rule 17a-7 under the Investment Company Act of 1940 (the “1940 Act”). Cross trading is the buying or selling of portfolio securities between series of investment companies, or between a series of an investment company and another entity, that are or could be considered affiliates by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common Officers. At its regularly scheduled meetings, the CCO certifies to the Board that the 17a-7 transactions entered into by the Series complied with the Rule 17a-7 Procedures adopted by the Board of Trustees of the Trust.

For the year ended October 31, 2021, cross trades by the Series under Rule 17a-7 were as follows (amounts in thousands):

Series	Purchases	Sales	Realized Gain (Loss)
The Emerging Markets Series	$15,292	$3,269	$413

J. Securities Lending:

As of October 31, 2021, the Series had securities on loan to brokers/dealers, for which the Series received cash collateral. Additionally, the Series received non-cash collateral consisting of short- and/or long-term U.S. Treasuries and U.S. government agency securities as follows (amount in thousands):

Non-Cash Collateral Market Value
The Emerging Markets Series	$176,351

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The Series invests the cash collateral, as described below, and records a liability for the return of the collateral, during the period the securities are on loan. Loans of securities are expected at all times to be secured by collateral in an amount (i) equal to at least 100% of the current market value of the loaned securities with respect to securities of the U.S. government or its agencies, (ii) generally equal to 102% of the current market value of the loaned securities with respect to U.S. securities, and (iii) generally equal to 105% of the current market value of the loaned securities with respect to foreign securities. However, daily market fluctuations could cause the Series’ collateral to be lower or higher than the expected thresholds. If this were to occur, the collateral would be adjusted the next business day to ensure adequate collateralization. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. If the borrower fails to return loaned securities, cash collateral being maintained by the borrower is insufficient to cover the value of loaned securities, and such collateral insufficiency is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series or, at the option of the lending agent, to replace the securities. In the event of the bankruptcy of the borrower, the Series could experience delay in recovering the loaned securities or only recover cash or a security of equivalent value.

Subject to its stated investment policies, the Series will generally invest the cash collateral received for the loaned securities in The DFA Short Term Investment Fund (the “Money Market Series”), an affiliated registered money market fund advised by the Advisor for which the Advisor receives a management fee of 0.05% of the average daily net assets of the Money Market Series. Income received from the Money Market Series is netted with fees for securities lending and collateral investment expenses and with other payments to and from borrowers of securities. The Series also may invest the cash collateral received for the loaned securities in securities of the U.S. government or its agencies, repurchase agreements collateralized by securities of the U.S. government or its agencies, and affiliated or unaffiliated money market funds that are registered or unregistered. For purposes of this paragraph, agencies include both agency debentures and agency mortgage-backed securities. Additionally, the Series will be able to terminate the loan at any time and will receive reasonable interest on the loan, as well as amounts equal to any dividends, interest or, other distributions on the loaned securities. However, dividend income received from loaned securities may not be eligible for taxation at qualified dividend income rates.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of October 31, 2021 (amounts in thousands):

	Remaining Contractual Maturity of the Agreements As of October 31, 2021
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
The Emerging Markets Series
Common Stocks	$107,898	—	—	—	$107,898

K. Indemnitees; Contractual Obligations:

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust.

In the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnification. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust and/or its affiliates that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

L. Recently Issued Accounting Standards and Regulations:

In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. In January 2021, the FASB issued ASU No. 2021-01, with further amendments to Topic 848. The

41

amendments in the ASUs provide optional temporary accounting recognition and financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the LIBOR and other interbank-offered based reference rates as of the end of 2021 and 2023. The ASUs are effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management has reviewed the requirements and believes the adoption of these ASUs will not have a material impact on the Series’ financial statements.

In October 2020, the SEC adopted new regulations governing the use of derivatives by registered investment companies. Rule 18f-4 (the “Derivatives Rule”) imposes limits on the amount of derivatives contracts the Series could enter, eliminate the asset segregation framework currently used by the Series to comply with Section 18 of the 1940 Act, and require funds whose use of derivatives is more than a limited specified exposure to establish and maintain a derivatives risk management program and appoint a derivatives risk manager. The Derivatives Rule became effective February 19, 2021 and the Series is required to comply on August 19, 2022. Management is currently evaluating the effect, if any, the Derivatives Rule will have on the Series.

On December 3, 2020, the SEC adopted new Rule 2a-5 (the “Valuation Rule”) under the Investment Company Act of 1940, establishing an updated regulatory framework for fund valuation. The Valuation Rule, in part, provides a framework for good faith fair value determination and permits a Board to designate fair value determinations to a fund’s investment adviser. Further, the SEC is rescinding previously issued guidance on related issues. The Valuation Rule became effective on March 8, 2021, with a compliance date of September 8, 2022. Management is currently evaluating the Valuation Rule and its effect on the Series.

M. Coronavirus (COVID-19) Pandemic:

The ongoing outbreak of the novel coronavirus, COVID-19, has resulted, at times, in market closures, market volatility, liquidity constraints and increased trading costs. Efforts to contain the spread of COVID-19 have resulted in global travel restrictions and disruptions of healthcare systems, business operations and supply chains, layoffs, reduced consumer demand, defaults and credit rating downgrades, and other significant economic impacts. The effects of COVID-19 have impacted global economic activity and may heighten pre-existing political, social and economic risks, domestically or globally. The full impact of the COVID-19 pandemic is unpredictable and may adversely affect the Series’ performance.

N. Other:

The Series and the Trust are subject to claims and suits that arise from time to time in the ordinary course of business (for example, ongoing claw back litigation against former shareholders of portfolio companies that filed for bankruptcy, such as The Tribune Company and Nine West). Although management currently believes that resolving claims against the Series and the Trust, individually or in aggregate, will not have a material adverse impact on the Series’ and the Trust’s financial position, results of operations, or cash flows, these matters are subject to inherent uncertainties and management’s view of these matters may change in the future.

On June 3, 2021, President Biden issued an Executive Order titled ”Addressing the Threat from Securities Investments that Finance Certain Companies of the People’s Republic of China” (the “Order”). Effective on August 2, 2021, the Order restricts investment in certain companies identified as “Chinese Military Industrial Complex Companies” (CMICs) by the Office of Foreign Asset Control, an agency of the Department of Treasury and the Department of Defense. As of July 27, 2021, the Series have divested of all publicly traded securities identified as CMIC’s listed in the Order.

O. Subsequent Event Evaluations:

Management has evaluated the impact of all other subsequent events on the Series through the date on which the financial statements were issued and has determined that there are no other subsequent events requiring recognition or disclosure in the financial statements.

42

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of The DFA Investment Trust Company and Shareholders of The Emerging Markets Series

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the summary schedule of portfolio holdings, of The Emerging Markets Series (one of the series constituting The DFA Investment Trust Company, hereafter referred to as the “Series”) as of October 31, 2021, the related statement of operations for the year ended October 31, 2021, the statement of changes in net assets for each of the two years in the period ended October 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Series as of October 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2021 and the financial highlights for each of the five years in the period ended October 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Series’ management. Our responsibility is to express an opinion on the Series’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Series in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2021 by correspondence with the custodian, brokers and transfer agent of the investee fund; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 22, 2021

We have served as the auditor of one or more investment companies in Dimensional Fund Advisors L.P. investment company group since 1981.

43

FUND MANAGEMENT

(Unaudited)

Trustees/Directors

Each Board of Trustees/Directors (each, the “Board” and collectively, the “Boards”) of The DFA Investment Trust Company (“DFAITC”), DFA Investment Dimensions Group Inc. (“DFAIDG”), Dimensional Investment Group Inc. (“DIG”), Dimensional ETF Trust (“ETF Trust”), and Dimensional Emerging Markets Value Fund (“DEM”) (each, the “Fund” and collectively, the “Funds”) is responsible for establishing the Funds’ policies and for overseeing the management of the Funds. The Trustees/ Directors of the Funds, including all of the disinterested Trustees/Directors, have adopted written procedures to monitor potential conflicts of interest that might develop between portfolios of the Funds (the “Feeder Portfolios”) that invest in certain series of DFAITC or DEM (the “Master Funds”).

Each Board has three standing committees, an Audit Committee, a Nominating Committee, and an Investment Strategy Committee (the “Strategy Committee”). The Audit Committee is composed of George M. Constantinides, Roger G. Ibbotson, Abbie J. Smith and Ingrid M. Werner. Each member of the Audit Committee is a disinterested Trustee/Director. The Audit Committee oversees the Fund’s accounting and financial reporting policies and practices, the Fund’s internal controls, the Fund’s financial statements and the independent audits thereof and performs other oversight functions as requested by the Board. The Audit Committee recommends the appointment of each Fund’s independent registered certified public accounting firm and acts as a liaison between the Fund’s independent registered certified public accounting firm and the full Board. There were two Audit Committee meetings held during the fiscal year ended October 31, 2021.

Each Board’s Nominating Committee is composed of George M. Constantinides, Roger G. Ibbotson, Myron S. Scholes, Abbie J. Smith, Douglas W. Diamond, Darrell Duffie and Ingrid M. Werner. Each member of the Nominating Committee is a disinterested Trustee/Director. The Nominating Committee for each Board makes recommendations for nominations of disinterested and interested members on the Board to the disinterested Board members and to the full Board. The Nominating Committee evaluates a candidate’s qualification for Board membership and the independence of such candidate from the Advisor and other principal service providers. There were four Nominating Committee meetings held during the fiscal year ended October 31, 2021.

Each Board’s Strategy Committee is composed of Gerard K. O’Reilly, Douglas W. Diamond, Myron S. Scholes and Darrell Duffie. The Strategy Committee assists the Board in carrying out its fiduciary duties with respect to the oversight of the Fund and its performance. At the request of the Board or the Advisor, the Strategy Committee (i) reviews the design of possible new series of the Fund, (ii) reviews performance of existing portfolios of the Funds and discusses and recommends possible enhancements to the portfolios’ investment strategies, (iii) reviews proposals by the Advisor to modify or enhance the investment strategies or policies of each portfolio, and (iv) considers issues relating to investment services for each portfolio of the Fund. There were three Strategy Committee meetings held during the fiscal year ended October 31, 2021.

Certain biographical information for each disinterested Trustee/Director and interested Trustee/Director of the Funds is set forth in the tables below, including a description of each Trustee/Director’s experience as a Trustee/ Director of the Funds and as a Director or Trustee of other funds, as well as other recent professional experience.

The statements of additional information (together, “SAI”) of the Funds include additional information about each Trustee/Director. You may obtain copies of the SAI and prospectus of each Fund advised by Dimensional Fund Advisors LP by calling collect (512) 306-7400 or by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, TX 78746. Prospectuses are also available at http://us.dimensional.com.

44

Disinterested Directors/Trustees

Name, Address and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years	Portfolios within the DFA Fund Complex[2] Overseen	Other Directorships of Public Companies Held During Past 5 Years
George M. Constantinides University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637 1947	Director/Trustee	DFAIDG – Since 1983; DIG & DEM – Since 1993; DFAITC – Since 1992; ETF Trust - Since 2020	Leo Melamed Professor of Finance, University of Chicago Booth School of Business (since 1978).	137 portfolios in 5 investment companies	None

Douglas W. Diamond c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One Austin, TX 78746 1953	Director/Trustee	DFAIDG, DIG, DEM & DFAITC – Since 2017; ETF Trust - Since 2020	Merton H. Miller Distinguished Service Professor of Finance, University of Chicago Booth School of Business (since 1988). Formerly, Visiting Scholar, Federal Reserve Bank of Richmond (1990-2019). Formerly, Fischer Black Visiting Professor of Financial Economics, Alfred P. Sloan School of Management, Massachusetts Institute of Technology (2015-2016).	137 portfolios in 5 investment companies	None

Darrell Duffie c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One Austin, TX 78746 1954	Director/Trustee	DFAIDG, DIG, DEM & DFAITC – Since 2019; ETF Trust - Since 2020	Dean Witter Distinguished Professor of Finance, Graduate School of Business, Stanford University (since 1984). Director, TNB Inc. (bank) (since 2020).	137 portfolios in 5 investment companies	Formerly, Director, Moody’s Corporation (financial information and information technology) (2008- 2018).

Roger G. Ibbotson Yale School of Management 165 Whitney Avenue New Haven, CT 06511 1943	Director/Trustee	DFAIDG – Since 1981; DIG & DEM – Since 1993; DFAITC – Since 1992; ETF Trust - Since 2020	Professor in Practice Emeritus of Finance, Yale School of Management (since 1984). Chairman and Partner, Zebra Capital Management, LLC (hedge fund and asset manager) (since 2001). Formerly, Consultant to Morningstar, Inc. (2006-2016).	137 portfolios in 5 investment companies	None

Myron S. Scholes c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One Austin, TX 78746 1941	Director/Trustee	DFAIDG – Since 1981; DIG & DEM – Since 1993; DFAITC – Since 1992; ETF Trust - Since 2020	Chief Investment Strategist, Janus Henderson Investors (since 2014). Frank E. Buck Professor of Finance, Emeritus, Graduate School of Business, Stanford University (since 1981).	137 portfolios in 5 investment companies	None

Abbie J. Smith University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637 1953	Director/Trustee	DFAIDG, DIG, DEM & DFAITC – Since 2000; ETF Trust - Since 2020	Boris and Irene Stern Distinguished Service Professor of Accounting and James S. Ely, III Faculty Fellow, University of Chicago Booth School of Business (since 1980).	137 portfolios in 5 investment companies	Director, (since 2000) and formerly, Lead Director (2014- 2017), HNI Corporation (office furniture); Director, Ryder System Inc. (transportation, logistics and supply-chain management) (since 2003); and Trustee, UBS Funds (3 investment companies within the fund complex) (14 portfolios) (since 2009).

45

Name, Address and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years	Portfolios within the DFA Fund Complex[2] Overseen	Other Directorships of Public Companies Held During Past 5 Years
Ingrid M. Werner c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One Austin, TX 78746 1961	Director/Trustee	DFAIDG, DIG, DEM & DFAITC – Since 2019; ETF Trust - Since 2020	Martin and Andrew Murrer Professor of Finance, Fisher College of Business, The Ohio State University (since 1998). Adjunct Member, the Prize Committee for the Swedish Riksbank Prize in Economic Sciences in Memory of Alfred Nobel (annual award for significant scientific research contribution) (since 2018). Director, American Finance Association (global association of academic researchers and practitioners in finance) (since January 2019). Member, Scientific Board, Leibniz Institute for Financial Research (institute supporting academic research in finance) (since 2020). Chair, Economic Advisory Committee, FINRA (since 2017). Chairman, Scientific Advisory Board, Swedish House of Finance (institute supporting academic research in finance) (since 2014). Member, Scientific Board, Danish Finance Institute (institute supporting academic research in finance) (since 2017). Member, Academic Board, Mistra Financial Systems (organization funding academic research on environment, governance and climate/sustainability in finance) (since 2016). Fellow, Center for Analytical Finance (academic research) (since 2015). Associate Editor, Journal of Finance (since 2016). Formerly, President, Western Finance Association (global association of academic researchers and practitioners in finance) (2018- 2019).	137 portfolios in 5 investment companies	Director, Fourth Swedish AP Fund (pension fund asset management) (since 2017).

Interested Director/Trustee

The following interested Director/Trustee is described as such because he is deemed to be an “interested person,” as that term is defined under the 1940 Act, due to his position with the Advisor.

Name, Address and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years	Portfolios within the DFA Fund Complex[2] Overseen	Other Directorships of Public Companies Held During Past 5 Years
David G. Booth 6300 Bee Cave Road, Building One Austin, TX 78746 1946	Chairman and Director/Trustee	DFAIDG – Since 1981; DIG & DFAITC – Since 1992; DEM – Since 1993; ETF Trust - Since 2020	Chairman, Director/Trustee, and formerly, President and Co-Chief Executive Officer (each until March 2017) of Dimensional Emerging Markets Value Fund (“DEM”), DFA Investment Dimensions Group Inc. (“DFAIDG”), Dimensional Investment Group Inc. (“DIG”), The DFA Investment Trust Company (“DFAITC”). Executive Chairman, and formerly, President and Co-Chief Executive Officer (each until February 2017) of Dimensional Holdings Inc., Dimensional Fund Advisors LP, Dimensional Investment LLC and DFA Securities LLC (collectively with DEM, DFAIDG, DIG and DFAITC, the “DFA Entities”). Chairman and Trustee of the ETF Trust (since June 2020). Formerly, Chairman and Director (2009-2018) and Co-Chief Executive Officer (2010 – June 2017) of Dimensional Fund Advisors Canada ULC. Trustee, University of Chicago (since 2002). Trustee, University of Kansas Endowment Association (since 2005). Member of the Hoover Institution Board (since September 2019). Formerly, Director of Dimensional Fund Advisors Ltd. (2002 – July 2017), DFA Australia Limited (1994 – July 2017), Dimensional Advisors Ltd. (2012 – July 2017), Dimensional Funds plc (2006 – July 2017) and Dimensional Funds II plc (2006 – July 2017). Formerly, Director and President of Dimensional Japan Ltd. (2012 – April 2017). Formerly, President, Dimensional SmartNest (US) LLC (2009-2014); and Limited Partner, VSC Investors, LLC (2007-2015). Formerly, Chairman, Director, President and Co-Chief Executive Officer of Dimensional Cayman Commodity Fund I Ltd. (2010-September 2017).	137 portfolios in 5 investment companies	None

[1]	Each Director/Trustee holds office for an indefinite term until his or her successor is elected and qualified.
[2]

Each Director/Trustee is a director or trustee of each of the five registered investment companies within the DFA Fund Complex, which include: DFAIDG, DIG; DFAITC; DEM; and ETF Trust. Each disinterested Director/Trustee also serves on the Independent Review Committee of the Dimensional Funds, mutual funds registered in the provinces of Canada and managed by the Advisor’s affiliate, Dimensional Fund Advisors Canada ULC.

46

Officers

Below is the name, year of birth, information regarding positions with the Funds and the principal occupation for each officer of the Funds. The address of each officer is 6300 Bee Cave Road, Building One, Austin, TX 78746. Each of the officers listed below holds the same office (except as otherwise noted) in the DFA Entities.

Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years
Valerie A. Brown 1967	Vice President and Assistant Secretary	Since 2001

Vice President and Assistant Secretary of

•  all the DFA Entities (since 2001)

•  DFA Australia Limited (since 2002)

•  Dimensional Fund Advisors Ltd. (since 2002)

•  Dimensional Cayman Commodity Fund I Ltd. (since 2010)

•  Dimensional Fund Advisors Pte. Ltd. (since 2012)

•  Dimensional Hong Kong Limited (since 2012)

•  ETF Trust (since 2020)

Director, Vice President and Assistant Secretary (since 2003) of

•  Dimensional Fund Advisors Canada ULC

Ryan P. Buechner 1982	Vice President and Assistant Secretary	Since September 2019

Vice President and Assistant Secretary of

•  DFAIDG, DIG, DFAITC and DEM (since 2019)

•  ETF Trust (since 2020)

Vice President (since January 2018) of

•  Dimensional Holdings Inc.

•  Dimensional Fund Advisors LP

•  Dimensional Investment LLC

•  DFA Securities LLC

David P. Butler 1964	Co-Chief Executive Officer	Since 2017

Co-Chief Executive Officer of

•  all the DFA Entities (since 2017)

•  ETF Trust (since 2020)

Director (since 2017) of

•  Dimensional Holdings Inc.

•  Dimensional Fund Advisors Canada ULC

•  Dimensional Japan Ltd.

•  Dimensional Advisors Ltd.

•  Dimensional Fund Advisors Ltd.

•  DFA Australia Limited

Director and Co-Chief Executive Officer (since 2017) of

•  Dimensional Cayman Commodity Fund I Ltd.

Head of Global Financial Advisor Services (since 2007) for

•  Dimensional Fund Advisors LP

Formerly, Vice President (2007 – 2017) of

•  all the DFA Entities

Stephen A. Clark 1972	Executive Vice President	Since 2017

Executive Vice President of

•  all the DFA Entities (since 2017)

•  ETF Trust (since 2020)

Director and Vice President (since 2016) of

•  Dimensional Japan Ltd.

President and Director (since 2016) of

•  Dimensional Fund Advisors Canada ULC

Vice President (since 2008) and Director (since 2016) of

•  DFA Australia Limited

Director (since 2016) of

•  Dimensional Advisors Ltd.

•  Dimensional Fund Advisors Pte. Ltd.

•  Dimensional Hong Kong Limited

47

Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years

Vice President (since 2019) of

•  Dimensional Fund Advisors Pte. Ltd.

Formerly, Vice President (2004 – 2017) of

•  all the DFA Entities

Formerly, Vice President (2010 – 2016) of

•  Dimensional Fund Advisors Canada ULC

Formerly, Vice President (2016-2019) of

•  Dimensional Fund Advisors Pte. Ltd.

Formerly, Interim Chief Executive Officer (2019) of

•  Dimensional Fund Advisors Pte. Ltd.

Formerly, Head of Institutional, North America (2012 – 2013) and Head of Global Institutional Services (2014-2018) for

•  Dimensional Fund Advisors LP

Lisa M. Dallmer 1972	Chief Operating Officer	Since June 2021

Chief Operating Officer (since June 2021) of

•  the DFA Fund Complex

•  ETF Trust

Executive Vice President (since January 2020)

•  Dimensional Holdings Inc.

•  Dimensional Fund Advisors LP

•  Dimensional Investment LLC

•  DFA Securities LLC

Chief Operating Officer (since December 2019)

•  Dimensional Holdings Inc.

•  Dimensional Fund Advisors LP

•  Dimensional Investment LLC

•  DFA Securities LLC

Formerly, Vice President, Chief Financial Officer, and Treasurer (June 2020- June 2021) of

•  the DFA Fund Complex

•  ETF Trust

Formerly, Senior Vice President, Business Operations (March 2019 – October 2019) at

•  Delphix Inc.

Formerly, Chief Operating Officer Global Technology & Operations, Managing Director (2014 – 2018) of

•  BlackRock Inc.

Bernard J. Grzelak 1971	Vice President	Since June 2021

Vice President (since June 2021) of

•  the DFA Fund Complex

•  ETF Trust

Vice President, Chief Financial Officer and Treasurer (since September 2020) of

•  DFA Australia Limited

•  Dimensional Fund Advisors Canada ULC

•  DFA Securities LLC

•  Dimensional Advisors Ltd.

•  Dimensional Fund Advisors LP

•  Dimensional Fund Advisors Ltd.

•  Dimensional Fund Advisors Pte. Ltd.

•  Dimensional Holdings Inc.

•  Dimensional Hong Kong Limited

•  Dimensional Investment LLC

Vice President (since March 2021) of

•  Dimensional Ireland Limited

48

Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years
Formerly, Partner (2008 – 2020), Chief Operating Officer, Global Funds and Risk (2018 – 2020), Chief Operations Officer (2016 – 2018), and Director of Fund Administration (2003 – 2016) of Lord Abbett & Co. LLC Formerly, Chief Financial Officer (2017 – 2020), and Treaurer (2003 – 2017) of Lord Abbett Family of Funds

Eric Hall 1978	Vice President and Assistant Treasurer	Since June 2021

Vice President and Assistant Treasurer (since June 2021) of

•  the DFA Fund Complex

•  ETF Trust

Formerly, Data Integrity Team Lead (December 2019 – April 2021) of

•  Clearwater Analytics

Formerly, Assistant Vice President and Assistant Treasurer (March 2015 – November 2019) at

•  INVESCO, U.S. (formerly, OppenheimerFunds, Inc.)

Jeff J. Jeon 1973	Vice President	Since 2004

Vice President (since 2004) and Assistant Secretary (2017-2019) of

•  all the DFA Entities

Vice President (since 2020) of

•  ETF Trust Vice President and Assistant Secretary (since 2010) of

•  Dimensional Cayman Commodity Fund I Ltd.

Joy Lopez 1971	Vice President and Assistant Treasurer	Vice President since 2015 and Assistant Treasurer since 2017

Vice President (since 2015) of

•  all the DFA Entities

Assistant Treasurer (since 2017) of

•  the DFA Fund Complex

Vice President and Assistant Treasurer (since 2020) of

•  ETF Trust

Formerly, Senior Tax Manager (2013 – 2015) for

•  Dimensional Fund Advisors LP

Kenneth M. Manell 1972	Vice President	Since 2010	Vice President of • all the DFA Entities (since 2010) • Dimensional Cayman Commodity Fund I Ltd. (since 2010) • ETF Trust (since 2020)

Jan Miller 1963	Vice President, Chief Financial Officer, and Treasurer	Since June 2021

Vice President, Chief Financial Officer, and Treasurer (since June 2021) of

•  the DFA Fund Complex

•  ETF Trust

Formerly, Director (May 2019 – January 2021) at

•  INVESCO, U.S. (formerly, OppenheimerFunds, Inc.)

Formerly, Vice President and Assistant Treasurer (September 2012 – May 2019) at

•  OppenheimerFunds, Inc.

Catherine L. Newell 1964	President and General Counsel	President since 2017 and General Counsel sincec 2001

President of

•  the DFA Fund Complex (since 2017)

•  ETF Trust (since 2020)

General Counsel (since 2001) of

•  all the DFA Entities

Executive Vice President (since 2017) and Secretary (since 2000) of

•  Dimensional Fund Advisors LP

•  Dimensional Holdings Inc.

•  DFA Securities LLC

•  Dimensional Investment LLC

49

Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years

Director (since 2002), Vice President (since 1997) and Secretary (since 2002) of

•  DFA Australia Limited

•  Dimensional Fund Advisors Ltd.

Vice President and Secretary of

•  Dimensional Fund Advisors Canada ULC (since 2003)

•  Dimensional Cayman Commodity Fund I Ltd. (since 2010)

•  Dimensional Japan Ltd. (since 2012)

•  Dimensional Advisors Ltd (since 2012)

•  Dimensional Fund Advisors Pte. Ltd. (since 2012)

Director of

•  Dimensional Funds plc (since 2002)

•  Dimensional Funds II plc (since 2006)

•  Director of Dimensional Japan Ltd. (since 2012)

•  Dimensional Advisors Ltd. (since 2012)

•  Dimensional Fund Advisors Pte. Ltd. (since 2012)

•  Dimensional Hong Kong Limited (since 2012)

•  Dimensional Ireland Limited (since 2019)

Formerly, Vice President and Secretary (2010 – 2014) of

•  Dimensional SmartNest (US) LLC

Formerly, Vice President (1997 – 2017) and Secretary (2000 – 2017) of

•  the DFA Fund Complex

Formerly, Vice President of

•  Dimensional Fund Advisors LP (1997 – 2017)

•  Dimensional Holdings Inc. (2006 – 2017)

•  DFA Securities LLC (1997 – 2017)

•  Dimensional Investment LLC (2009 – 2017)

Selwyn J. Notelovitz 1961	Vice President	Since September 2021

Vice President (since September 2021) of

•  the DFA Fund Complex

•  ETF Trust

Vice President (since December 2012) and Chief Compliance Officer (since July 2020) of:

•  DFA Securities LLC

•  Dimensional Fund Advisors LP

•  Dimensional Holdings Inc.

•  Dimensional Investment LLC

Chief Compliance Officer (since July 2020) of:

•  DFA Australia Limited

•  Dimensional Fund Advisors Ltd.

•  Dimensional Fund Advisors Canada ULC

Formerly, Deputy Chief Compliance Officer (2013-2020) of:

•  DFA Fund Complex

•  DFA Securities LLC

•  Dimensional Fund Advisors LP

•  Dimensional Holdings Inc.

•  Dimensional Investment LLC

Formerly, Vice President (2013-2020) of:

•  DFA Fund Complex

Formerly, Director (2019-2021) of:

•  Dimensional Ireland Limited

50

Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years
Carolyn L.O 1974	Vice President and Secretary	Vice President since 2010 and Secretary since 2017

Vice President (since 2010) and Secretary (since 2017) of

•  the DFA Fund Complex

Vice President and Secretary (since 2020) of

•  ETF Trust

Vice President (since 2010) and Assistant Secretary (since 2016) of

•  Dimensional Fund Advisors LP

•  Dimensional Holdings Inc.

•  Dimensional Investment LLC

Vice President of

•  DFA Securities LLC (since 2010)

•  Dimensional Cayman Commodity Fund I Ltd. (since 2010)

•  Dimensional Fund Advisors Canada ULC (since 2016)

Randy C. Olson 1980	Chief Compliance Officer	Since August 2020

Chief Compliance Officer (since 2020)

•  all the DFA Funds

•  ETF Trust

Vice President (since 2016) of

•  DFA Securities LLC

•  Dimensional Fund Advisors LP

•  Dimensional Holdings Inc.

•  Dimensional Investment LLC

Formerly, Vice President – Senior Compliance Officer

•  Dimensional Investment Advisors LP (January 2020 – August 2020 and July 2014 – March 2017)

Formerly, Vice President – Head of Compliance & Operations Asia Ex- Japan

•  Dimensional Investment Advisors LP (April 2017 – January 2020)

Gerard K. O’Reilly 1976	Co-Chief Executive Officer and Chief Investment Officer	Co-Chief Executive Officer and Chief Investment Officer since 2017

Co-Chief Executive Officer and Chief Investment Officer of

•  all the DFA Entities (since 2017)

•  Dimensional Fund Advisors Canada ULC (since 2017)

•  ETF Trust (since 2020)

Director, Chief Investment Officer and Vice President (since 2017) of

•  DFA Australia Limited

Chief Investment Officer (since 2017) and Vice President (since 2016) of

•  Dimensional Japan Ltd.

Director, Co-Chief Executive Officer and Chief Investment Officer (since 2017) of

•  Dimensional Cayman Commodity Fund I Ltd.

Director of

•  Dimensional Funds plc (since 2014)

•  Dimensional Funds II plc (since 2014)

•  Dimensional Holdings Inc. (since 2017)

•  Dimensional Ireland Limited (since 2019)

Formerly, Co-Chief Investment Officer of

•  Dimensional Japan Ltd. (2016 – 2017)

•  DFA Australia Limited (2014 – 2017)

Formerly, Executive Vice President (2017) and Co-Chief Investment Officer (2014 – 2017) of

•  all the DFA Entities

Formerly, Vice President (2007 – 2017) of

•  all the DFA Entities

Formerly, Vice President and Co-Chief Investment Officer (2014 – 2017) of

•  Dimensional Fund Advisors Canada ULC

Formerly, Director (2017-2018) of

•  Dimensional Fund Advisors Pte. Ltd.

51

Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years
James J. Taylor 1983	Vice President and Assistant Treasurer	Since March 2020

Vice President and Assistant Treasurer (since 2020) of

•  the DFA Fund Complex

•  ETF Trust

Vice President (since 2016)

•  Dimensional Holdings Inc.

•  Dimensional Fund Advisors LP

•  Dimensional Investment LLC

•  DFA Securities LLC

Formerly, Accounting Manager (2015 – 2016)

•  Dimensional Fund Advisors LP

[1]	Each officer holds office for an indefinite term at the pleasure of the Board of Directors/Trustees and until his or her successor is elected and qualified.

52

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Fund uses in voting proxies relating to securities held in the portfolio is available (1) without charge, upon request, by calling collect: (512) 306-7400; (2) from the Advisor’s website at http://us.dimensional.com; and (3) on the SEC’s website at http://www.sec.gov. Information regarding how the Advisor votes these proxies is available from the EDGAR database on the SEC’s website at http://www.sec.gov and from the Advisor’s website at http://us.dimensional.com and reflects the twelve-month period beginning July 1st and ending June 30th.

53

TAX NOTICE TO SHAREHOLDERS

(Unaudited)

The following information is solely for informational purposes. Each Portfolio is designating the U.S. federal income tax character of the following items with respect to distributions paid or expected to be paid to shareholders related to the fiscal year ended October 31, 2021. All designations are based on financial information available as of the date of this annual report and, accordingly are subject to change. For each classification below and including “Section 163(j) interest dividends” as defined in Treasury Regulation §1.163(j)-1(b)(35) and “Section 199A dividends” as defined in Treasury Regulation §1.199A -3(d), it is the intent of the Portfolio to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For U.S. federal income tax purposes, shareholders generally must report distributions received from a Portfolio on a calendar-year basis, which therefore may include distributions with respect to portions of two fiscal years of the Portfolio. Annual statements needed by shareholders concerning the tax status of distributions received for the calendar year 2021 (e.g., IRS Form 1099-DIV) will be provided in early 2022. Shareholders should refer to these statements in preparing their calendar year 2021 tax returns. Please consult your tax advisor for the proper treatment of this information. Unless otherwise noted, the amounts in the table are expressed as a percentage of the distributions paid with respect to the fiscal year ended October 31, 2021.

Dimensional Investment Group Inc.	Net Investment Income Distributions	Short-Term Capital Gain Distributions	Long-Term Capital Gain Distributions	Return of Capital	Tax-Exempt Interest	Total Distributions	Qualified Dividends (for Corporate Dividends Received Deduction) (1)	Qualified Dividend Income (2)	U.S. Government Interest (3)	Foreign Tax Credit (4)	Foreign Source Income (5)	Qualified Net Interest Income (6)	Qualified Short- Term Capital Gain (7)
Emerging Markets Portfolio II	16%	—	84%	—	—	100%	—	51%	—	12%	80%	—	—

(1)

Qualified Dividends represents the amount that qualifies for the corporate dividends-received deduction under Section 243 of the Internal Revenue Code and is reflected as a percentage of estimated ordinary income distributions (the total of short-term capital gain and net investment income distributions) for the calendar year 2021.

(2)

Qualified Dividend Income represents the amount that qualifies for the reduced capital gain tax rate under Section 1(h)(11) of the Internal Revenue Code and is reflected as a percentage of estimated ordinary income distributions (the total of short-term capital gain and net investment income distributions) for the calendar year 2021.

(3)

U.S. Government Interest represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total estimated ordinary income distributions (the total of short-term capital gain and net investment income distributions) for the calendar year 2021. Generally, interest from direct U.S. Government obligations is exempt from state income tax. Please consult your tax advisor for the availability of a state tax exemption based on your individual circumstances.

(4)

Foreign Tax Credit represents the amount of dividends that qualify for the foreign tax credit pass through under Section 853 of the Internal Revenue Code and is reflected as a percentage of “investment company taxable income” (as defined in Section 852(b)(2) of the Internal Revenue Code).

(5)

Foreign Source Income represents the amount of dividends derived from foreign sources and is reflected as a percentage of “investment company taxable income” (as defined in Section 852(b)(2) of the Internal Revenue Code).

(6)

Qualified Net Interest Income represents the amount of interest income available as interest-related dividends generally exempt from withholding taxes for non-U.S. shareholders under Section 871(k)(1) of the Internal Revenue Code. The information is reflected as a percentage estimated ordinary income distributions (the total of short-term capital gain and net investment income distributions) for the calendar year 2021.

(7)

Qualified Short-Term Capital Gain represents the amount available as short-term capital gain dividends generally exempt from withholding taxes for non-U.S. shareholders under Section 871(k)(2) of the Internal Revenue Code. The information is reflected as a percentage of estimated ordinary income distributions (the total of short-term capital gain and net investment income distributions) for the calendar year 2021.

54

DFA103121-011A 00267818

Annual Report

Year Ended: October 31, 2021

DFA INVESTMENT DIMENSIONS GROUP INC. / DIMENSIONAL INVESTMENT GROUP INC.

DFA Investment Dimensions Group Inc.

DFA One-Year Fixed Income Portfolio

DFA Two-Year Global Fixed Income Portfolio

DFA Selectively Hedged Global Fixed Income Portfolio

DFA Five-Year Global Fixed Income Portfolio

DFA World ex U.S. Government Fixed Income Portfolio

DFA Short-Term Government Portfolio

DFA Intermediate Government Fixed Income Portfolio

DFA Short-Term Extended Quality Portfolio

DFA Intermediate-Term Extended Quality Portfolio

DFA Targeted Credit Portfolio

DFA Global Core Plus Fixed Income Portfolio

DFA Investment Grade Portfolio

DFA Diversified Fixed Income Portfolio

DFA LTIP Portfolio

DFA Inflation-Protected Securities Portfolio

DFA Short-Duration Real Return Portfolio

DFA Global Core Plus Real Return Portfolio

DFA Municipal Real Return Portfolio

DFA California Municipal Real Return Portfolio

DFA Municipal Bond Portfolio

DFA Short-Term Municipal Bond Portfolio

DFA Intermediate-Term Municipal Bond Portfolio

DFA Selective State Municipal Bond Portfolio

DFA California Short-Term Municipal Bond Portfolio

DFA California Intermediate-Term Municipal Bond Portfolio

DFA NY Municipal Bond Portfolio

DFA MN Municipal Bond Portfolio

DFA Oregon Municipal Bond Portfolio

Dimensional Investment Group Inc.

DFA Two-Year Fixed Income Portfolio

DFA Two-Year Government Portfolio

December 2021

Dear Shareholder,

As we near the end of a year that saw us mark four decades since our founding, we want to thank you for entrusting us with your investments. We built Dimensional to implement the great ideas in finance, with the goal of transforming the investor experience for the better.

We are proud of the role Dimensional has played over the past 40 years in helping drive down costs, providing solutions that can improve diversification, and contributing to investor education. We’re committed to continuing to enhance our research-driven strategies, our efficient implementation, and the services we provide.

Just this past year, we launched an expanded offering for separately managed accounts, broadened our suite of fixed income solutions, and became one of the first asset managers to convert mutual funds into exchange-traded funds, offering greater choice in how investors access Dimensional’s strategies.

We have always focused on empowering financial professionals so they can meet their clients’ evolving needs. The solutions we have recently developed will help further that mission, offering more ability to customize and tailor investments to investors’ specific situations. It’s all part of our enduring tradition of innovation to enable the best possible experience for investors.

For 40 years, we have trusted markets. And for 40 years, we have built trust with financial professionals and investors around the world. The advances made in the industry have been profound for investors, and we believe this is just the beginning. We look forward to many more years of innovating on behalf of our clients and investors.

Sincerely,

David P. Butler	Gerard O’Reilly
CO-CHIEF EXECUTIVE OFFICER	CO-CHIEF EXECUTIVE OFFICER and
CHIEF INVESTMENT OFFICER

ANNUAL REPORT

i

CONTINUED

This report is submitted for the information of each Portfolio’s shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

ii

DFA INVESTMENT DIMENSIONS GROUP INC.

DIMENSIONAL INVESTMENT GROUP INC.

DEFINITIONS OF ABBREVIATIONS AND FOOTNOTES

Schedules of Investments

Investment Abbreviations
LIBOR	London Interbank Offered Rate
SOFR	Secured Overnight Financing Rate
USTMMR	U.S. Treasury Money Market Rate
3M Swap	Three Month Swap
CDOR	Canadian Dollar Offered Rate
EURIBOR	Euro Interbank Offered Rate
SA	Special Assessment
SONIO/N	Sterling Overnight Index Average
FEDL01	One Day Overnight Fed Funds Effective Rate
AGM	Assured Guaranty Municipal Corporation
BAN	Bond Anticipation Note
CNTY GTD	County Guarantee
ETM	Escrowed to Maturity
GO	General Obligation
MUN GOVT GTD	General Obligation Guarantee of the Municipality
NATL-IBC	National Public Finance Guarantee Corporation Insurance Bond Certificate
PSF-GTD	Public School Fund Guarantee
RB	Revenue Bond
RN	Revenue Note
SCH BD GTY	School Bond Guaranty
SCSDE	South Carolina State Department of Education
SD CRED PROG	School District Credit Program
ST	Special Tax
ST AID DIR DEP	State Aid Direct Deposit
ST AID WITHHLDG	State Aid Withholding
AMBAC	American Municipal Bond Assurance Corporation
BAM	Build America Mutual
Q-SBLF	School Bond Qualification and Loan Program
ST HGR ED INTER	Higher Education Revenue Bond Intercept Program
SCH BD RES FD	School Board Resolution Fund
ST GTD	State Guaranteed
ST INTERCEPT	State Intercept
NPFGC	National Public Finance Guarantee Corp.
FGIC	Federal Guaranty Insurance Corporation
USD	United States Dollar
AUD	Australian Dollars
CAD	Canadian Dollars
EUR	Euro
GBP	British Pounds
NOK	Norwegian Krone

DEFINITIONS OF ABBREVIATIONS AND FOOTNOTES

CONTINUED

NZD	New Zealand Dollars
SEK	Swedish Krona
SGD	Singapore Dollars
JPY	Japanese Yen

Investment Footnotes
†	See Note B to Financial Statements.
(r)	The adjustable rate shown is effective as of October 31, 2021. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.
Ω	Rule 144A, Section 4(2), or other security that is restricted as to resale to institutional investors. This security has been deemed liquid based upon the Fund’s Liquidity Guidelines. The liquidity determination is unaudited.
#	Total or Partial Securities on Loan.
@	Security purchased with cash collateral received from Securities on Loan.
§	Affiliated Fund.
^	Denominated in USD, unless otherwise noted.
¥	Rates reflect the effective yields at purchase date.
±	Face Amount of security is not adjusted for inflation.
¤	Pre-refunded bonds are collateralized by U.S. Government or other eligible securities that are held in escrow and used to pay principal and interest and retire the bonds at the earliest refunding date (payment date) and/or whose interest rates vary with changes in a designated base rate (such as the prime interest rate).

Financial Highlights
*	Tax return of capital is calculated based on the average shares method. Amounts are less than $0.01 per share.
(A)	Computed using average shares outstanding.
(B)	Non-Annualized
(C)	Represents the combined ratios for the respective Portfolio and its respective pro-rata share of its Underlying Funds.
(D)	Annualized
(E)	Because of commencement of operations and related preliminary transaction costs, these ratios are not necessarily indicative of future ratios.

DEFINITIONS OF ABBREVIATIONS AND FOOTNOTES

CONTINUED

All Statements, Schedules and Notes to Financial Statements

—	Amounts designated as — are either zero or rounded to zero.
SEC	Securities and Exchange Commission
CPI	Consumer Price Index
ʊ	Commencement of Operations

DFA INVESTMENT DIMENSIONS GROUP INC.

PERFORMANCE CHARTS

(Unaudited)

DFA One-Year Fixed Income Portfolio vs.

ICE BofA US 6-Month Treasury Bill Index,

ICE BofA 1-Year US Treasury Note Index

October 31, 2011-October 31, 2021

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

ICE BofA index data copyright 2021 ICE Data Indices, LLC

DFA Two-Year Global Fixed Income Portfolio vs.

FTSE World Government Bond Index, 1-2 Years, Currency-Hedged in USD Terms

October 31, 2011-October 31, 2021

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

FTSE fixed income indices © 2021 FTSE Fixed Income LLC. All rights reserved.

DFA INVESTMENT DIMENSIONS GROUP INC.

PERFORMANCE CHARTS

(Unaudited)

DFA Selectively Hedged Global Fixed Income Portfolio vs.

FTSE World Government Bond Index,

1-3 Years, in USD Terms (Unhedged)

October 31, 2011-October 31, 2021

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

FTSE fixed income indices © 2021 FTSE Fixed Income LLC. All rights reserved.

DFA Five-Year Global Fixed Income Portfolio vs.

FTSE World Government Bond Index,

1-5 Years, Currency-Hedged in USD Terms

October 31, 2011-October 31, 2021

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

FTSE fixed income indices © 2021 FTSE Fixed Income LLC. All rights reserved.

DFA INVESTMENT DIMENSIONS GROUP INC.

PERFORMANCE CHARTS

(Unaudited)

DFA World ex U.S. Government Fixed Income Portfolio vs.

FTSE Non-USD World Government Bond Index, Currency-Hedged in USD Terms

December 6, 2011-October 31, 2021

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

FTSE fixed income indices © 2021 FTSE Fixed Income LLC. All rights reserved.

DFA Short-Term Government Portfolio vs.

ICE BofA 1-5 Year US Treasury & Agency Index

October 31, 2011-October 31, 2021

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

ICE BofA index data copyright 2021 ICE Data Indices, LLC

DFA INVESTMENT DIMENSIONS GROUP INC.

PERFORMANCE CHARTS

(Unaudited)

DFA Intermediate Government Fixed Income Portfolio vs.

Bloomberg U.S. Government Bond Index

October 31, 2011-October 31, 2021

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Bloomberg data provided by Bloomberg Finance L.P.

DFA Short-Term Extended Quality Portfolio vs.

ICE BofA 1-5 Year US Corporate & Government Index

October 31, 2011-October 31, 2021

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

ICE BofA index data copyright 2021 ICE Data Indices, LLC

DFA INVESTMENT DIMENSIONS GROUP INC.

PERFORMANCE CHARTS

(Unaudited)

DFA Intermediate-Term Extended Quality Portfolio vs.

Bloomberg U.S. Credit Bond Index

October 31, 2011-October 31, 2021

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Bloomberg data provided by Bloomberg Finance L.P.

DFA Targeted Credit Portfolio vs.

Bloomberg Global Aggregate Credit Bond Index 1-5 years (Hedged to USD)

May 20, 2015-October 31, 2021

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Bloomberg data provided by Bloomberg Finance L.P.

DFA INVESTMENT DIMENSIONS GROUP INC.

PERFORMANCE CHARTS

(Unaudited)

DFA Global Core Plus Fixed Income Portfolio vs.

Bloomberg Global Aggregate Bond Index (hedged to USD)

January 11, 2018-October 31, 2021

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Bloomberg data provided by Bloomberg Finance L.P.

DFA Investment Grade Portfolio vs.

Bloomberg U.S. Aggregate Bond Index

October 31, 2011-October 31, 2021

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Bloomberg data provided by Bloomberg Finance L.P.

DFA INVESTMENT DIMENSIONS GROUP INC.

PERFORMANCE CHARTS

(Unaudited)

DFA Diversified Fixed Income Portfolio vs.

Bloomberg U.S. Government Bond Index Intermediate

August 10, 2016-October 31, 2021

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Bloomberg data provided by Bloomberg Finance L.P.

DFA LTIP Portfolio vs.

FTSE U.S. Inflation-Linked Securities Index, 20+ Years

March 7, 2012-October 31, 2021

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

FTSE fixed income indices © 2021 FTSE Fixed Income LLC. All rights reserved.

DFA INVESTMENT DIMENSIONS GROUP INC.

PERFORMANCE CHARTS

(Unaudited)

DFA Inflation-Protected Securities Portfolio vs.

Bloomberg U.S. TIPS Index

October 31, 2011-October 31, 2021

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Bloomberg data provided by Bloomberg Finance L.P.

DFA Short Duration Real Return Portfolio vs.

Bloomberg U.S. TIPS 1-5 Years Index

November 5, 2013-October 31, 2021

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Bloomberg data provided by Bloomberg Finance L.P.

DFA INVESTMENT DIMENSIONS GROUP INC.

PERFORMANCE CHARTS

(Unaudited)

DFA Global Core Plus Real Return Portfolio vs.

Bloomberg Global Aggregate Bond Index (hedged to USD)

April 26, 2021-October 31, 2021

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Bloomberg data provided by Bloomberg Finance L.P.

DFA Municipal Real Return Portfolio vs.

S&P Intermediate Term National AMT-Free Municipal Bond Index

November 4, 2014-October 31, 2021

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Copyright 2021 S&P Dow Jones Indices LLC, a division of S&P Global. All rights reserved.

DFA INVESTMENT DIMENSIONS GROUP INC.

PERFORMANCE CHARTS

(Unaudited)

DFA California Municipal Real Return Portfolio vs.

S&P Intermediate Term California AMT-Free Municipal Bond Index

November 1, 2017-October 31, 2021

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Copyright 2021 S&P Dow Jones Indices LLC, a division of S&P Global. All rights reserved.

DFA Municipal Bond Portfolio vs.

S&P Intermediate Term National AMT-Free Municipal Bond Index

March 10, 2015-October 31, 2021

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Copyright 2021 S&P Dow Jones Indices LLC, a division of S&P Global. All rights reserved.

DFA INVESTMENT DIMENSIONS GROUP INC.

PERFORMANCE CHARTS

(Unaudited)

DFA Short-Term Municipal Bond Portfolio vs.

ICE BofA 1-3 Year US Municipal Securities Index

October 31, 2011-October 31, 2021

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

ICE BofA index data copyright 2021 ICE Data Indices, LLC

DFA Intermediate-Term Municipal Bond Portfolio vs.

S&P Intermediate Term National AMT-Free Municipal Bond Index

March 1, 2012-October 31, 2021

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Copyright 2021 S&P Dow Jones Indices LLC, a division of S&P Global. All rights reserved.

DFA INVESTMENT DIMENSIONS GROUP INC.

PERFORMANCE CHARTS

(Unaudited)

DFA Selective State Municipal Bond Portfolio vs.

S&P Intermediate Term National AMT-Free Municipal Bond Index

September 30, 2020-October 31, 2021

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Copyright 2021 S&P Dow Jones Indices LLC, a division of S&P Global. All rights reserved.

DFA California Short-Term Municipal Bond Portfolio vs.

ICE BofA 1-3 Year California including Puerto Rico Municipal Securities Index

October 31, 2011-October 31, 2021

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

ICE BofA index data copyright 2021 ICE Data Indices, LLC

DFA INVESTMENT DIMENSIONS GROUP INC.

PERFORMANCE CHARTS

(Unaudited)

DFA California Intermediate-Term Municipal Bond Portfolio vs.

S&P Intermediate Term California AMT-Free Municipal Bond Index

November 29, 2011-October 31, 2021

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Copyright 2021 S&P Dow Jones Indices LLC, a division of S&P Global. All rights reserved.

DFA NY Municipal Bond Portfolio vs.

S&P Intermediate Term New York AMT-Free Municipal Bond Index

June 16, 2015-October 31, 2021

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Copyright 2021 S&P Dow Jones Indices LLC, a division of S&P Global. All rights reserved.

DFA INVESTMENT DIMENSIONS GROUP INC.

PERFORMANCE CHARTS

(Unaudited)

DFA MN Municipal Bond Portfolio vs.

S&P Intermediate Term National AMT-Free Municipal Bond Index

July 25, 2017-October 31, 2021

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Copyright 2021 S&P Dow Jones Indices LLC, a division of S&P Global. All rights reserved.

DFA Oregon Municipal Bond Portfolio vs.

S&P Intermediate Term National AMT-Free Municipal Bond Index

September 10, 2019-October 31, 2021

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Copyright 2021 S&P Dow Jones Indices LLC, a division of S&P Global. All rights reserved.

MANAGEMENT’S DISCUSSION AND ANALYSIS

Fixed Income Market Review	12 Months Ended October 31, 2021

Bond yields generally increased in the U.S. during the 12 months ended October 31, 2021. Longer-term government bonds generally underperformed short-term government bonds for the period. Bond yields also increased in Japan, Germany, Italy, Spain, and the U.K., resulting in the general underperformance of longer-term government bonds in these markets as well.

Long-term bond indices generally underperformed short-term bond indices in global developed fixed income markets for the 12 months ended October 31, 2021. For example, the FTSE World Government Bond Index 1-3 Years (hedged to USD) returned -0.21%, while the FTSE World Government Bond Index 20+ Years (hedged to USD) returned -4.90%. Within the U.S., the Bloomberg U.S. Treasury Bond Index 1-3 Years returned -0.26%, while the Bloomberg U.S. Treasury Bond Index 20+ Years returned -5.40%

	October 31, 2020	October 31, 2021	Change
One-Month Treasury Bill (yield)	0.08%	0.06%	-0.02%
Ten-Year U.S. Treasury Notes (yield)	0.88%	1.55%	0.67%

Source: Bloomberg

Many of Dimensional’s fixed income strategies use a variable maturity approach that identifies a maturity range with higher expected returns. When the yield curve is flat or inverted, short-term securities are believed to offer higher expected returns. When the yield curve is upwardly sloped, portfolio maturities may be lengthened to seek the higher expected returns associated with longer maturities. These higher returns may be achieved by capital appreciation (from holding bonds through an upwardly sloped term structure) as well as by earning higher current yields.

During the period under review, within the taxable bond market, the ultra-short-term Portfolios employing a variable maturity approach generally focused on the shorter end of their eligible duration range, reflecting the relatively flat ultra-short-term segment of eligible yield curves. The short-term Portfolios employing a variable maturity approach generally extended durations towards the longer end of their eligible range, reflecting a steepening of the curve in the shorter end of eligible yield curves. The intermediate-term Portfolios employing a variable maturity approach continued to focus on the longer end of their eligible duration ranges, reflecting the upward slope of the term structure from the intermediate to longer end of eligible yield curves. Realized term premiums were generally negative for government securities but positive for credit securities during the period.

For the tax-exempt market, Portfolios employing a variable maturity approach generally focused on the shorter-end of their eligible duration ranges, reflecting the relatively flat slope of eligible municipal curves during the period. Realized term premiums were, however, generally positive for municipal securities for the period.

Some of Dimensional’s fixed income strategies use a variable credit approach that varies exposure to lower credit quality securities. When credit spreads are narrow, higher-quality securities are emphasized. When credit spreads are wide, additional credit exposure may be taken in order to position a Portfolio to seek higher expected returns by capturing high expected credit premiums.

Credit spreads began the period relatively wide and then narrowed throughout the period, resulting in smaller expected credit premiums. As a result, the variable credit Portfolios began the period focused on single-A, BBB, and where allowable, BB rated bonds. As credit spreads narrowed during the period, the variable credit Portfolios generally decreased their allocations to single-A, BBB, and, where appropriate, BB rated bonds. Realized credit premiums were generally positive, as corporate bonds outperformed their duration-matched government bond counterparts. Corporate bonds also generally outperformed securitized bonds for the period.

DFA One-Year Fixed Income Portfolio

The DFA One-Year Fixed Income Portfolio is designed to achieve a stable real return in excess of the rate of inflation by generally investing in high-quality fixed income securities and maintaining a weighted average portfolio maturity of one year or less. The investment strategy uses a variable maturity approach and shifts maturities based on changes in the yield curve. The strategy uses current yields and identifies favorable maturity ranges of expected returns based on potential buy and sell strategies. Maturity targets are shifted based on Dimensional’s expectations for term premiums. The weighted average duration of the Portfolio was 0.63 year as of October 31, 2021, compared to 0.19 year as of October 31, 2020.

For the 12 months ended October 31, 2021, total returns were 0.02% for the Portfolio, 0.11% for the ICE BofA U.S. 6-Month Treasury Bill Index, and 0.13% for the ICE BofA 1-Year U.S. Treasury Note Index, the Portfolio’s benchmarks. The U.S. Treasury yield curve was flat along the Portfolio’s eligible range, indicating smaller expected term premiums during the period. As a result, the Portfolio was focused at the shorter end of its eligible maturity range for most of the period. Within the zero- to one-year maturity range, longer maturity securities generally outperformed shorter maturity securities. As a result, the Portfolio’s allocation to securities with maturities shorter than one-month detracted from performance relative to both the ICE BofA U.S. 6-Month Treasury Bill Index, and the ICE BofA 1-Year U.S. Treasury Note Index.

DFA Two-Year Global Fixed Income Portfolio

The DFA Two-Year Global Fixed Income Portfolio is designed to maximize risk-adjusted total returns consistent with the preservation of capital by investing in U.S. and foreign government securities, high-quality corporate securities, and global fixed income instruments maturing in three years or less (under normal circumstances, the Portfolio will invest at least 80% of its net assets in fixed income securities that mature within two years). The Portfolio also maintains an average portfolio maturity of two years or less. The currency exposure associated with non-U.S. dollar-denominated securities within the Portfolio is generally hedged back to the U.S. dollar. The investment strategy uses a variable maturity approach and shifts maturities and country allocations based on changes in the eligible yield curves. The weighted average duration of the Portfolio increased to 1.09 years as of October 31, 2021, from 0.33 year as of October 31, 2020.

For the 12 months ended October 31, 2021, total returns were -0.33% for the Portfolio and -0.02% for the FTSE World Government Bond Index, 1-2 Years, Currency-Hedged in USD terms, the Portfolio’s benchmark. During the period, yield curves in global developed markets generally steepened along the Portfolio’s eligible maturity range, indicating larger expected term premiums. As a result, the Portfolio’s weighted average duration was increased later in the period. Realized term premiums, however, were generally negative in global developed markets. As such, the Portfolio’s allocation to securities in the two- to three-year maturity range detracted from performance relative to the benchmark. The Portfolio’s underweight to securities denominated in Japanese yen also detracted from relative performance.

DFA Selectively Hedged Global Fixed Income Portfolio

The DFA Selectively Hedged Global Fixed Income Portfolio is designed to maximize total returns by investing in U.S. and foreign government securities, investment grade corporate securities, and global fixed income instruments. The Portfolio primarily invests in securities that mature within five years and maintains a weighted average portfolio maturity and duration of three years or less. The Portfolio hedges foreign currency exposure on a selective basis to capture higher interest rates that may be offered in foreign yield curves. The investment strategy uses both variable maturity and variable credit approaches and shifts maturities and country allocations based on changes in the eligible yield curves for each country. Using current yield curves, the strategy identifies the countries and maturity ranges offering favorable expected returns. Maturity targets and country allocations are shifted as expected return premiums change. The Portfolio may emphasize investment grade obligations rated in the lower half of the investment grade spectrum or may deemphasize these securities when Dimensional believes the expected credit premium for holding such securities is relatively low. The weighted average duration of the Portfolio increased to 2.74 years as of October 31, 2021, from 1.58 years as of October 31, 2020.

For the 12 months ended October 31, 2021, total returns were 0.03% for the Portfolio and -1.03% for the FTSE World Government Bond Index 1-3 Years (unhedged) in USD terms, the Portfolio’s benchmark. The Portfolio was approximately 98% hedged to the U.S. dollar during the period. The U.S. dollar generally appreciated relative to other developed market currencies such as the euro and Japanese yen. As a result, the Portfolio’s hedge to the U.S. dollar was the primary contributor to performance relative to the unhedged benchmark. During the period, yield curves in global developed markets generally steepened, indicating larger expected term premiums. As a result, the Portfolio’s weighted average duration was increased. Credit spreads narrowed over the period, indicating smaller expected credit premiums. As such, the Portfolio’s allocation to single-A and BBB rated credit securities was decreased. However, the Portfolio remained overweight to single-A and BBB rated credit securities relative to the government bond benchmark. Realized term premiums were generally negative for government securities but positive for credit securities during the period and realized credit premiums were positive. As such, the Portfolio’s allocation to longer maturity credit securities and underweight to government securities also contributed positively to relative performance.

DFA Five-Year Global Fixed Income Portfolio

The DFA Five-Year Global Fixed Income Portfolio is designed to provide a market rate of return by investing in U.S. and foreign government securities, high-quality corporate fixed income securities, and currency-hedged global fixed income instruments maturing in five years or less. The Portfolio also maintains an average portfolio maturity of five years or less. The currency exposure associated with non-U.S. dollar denominated securities within the Portfolio is generally hedged back to the U.S. dollar. The investment strategy uses a variable maturity approach and shifts maturities and country allocations based on changes in the eligible yield curves. The strategy uses current yields and identifies favorable maturity ranges of expected returns based on potential buy and sell strategies for each eligible country. Maturity targets and country allocations are shifted based on Dimensional’s expectations for term premiums. The weighted average duration of the Portfolio increased to 4.20 years as of October 31, 2021, from 1.00 year as of October 31, 2020.

For the 12 months ended October 31, 2021, total returns were -0.98% for the Portfolio and -0.65% for the FTSE World Government Bond Index, 1-5 Years, Currency-Hedged in USD terms, the Portfolio’s benchmark. During the period, yield curves in global developed markets generally steepened along the Portfolio’s eligible maturity range, indicating larger expected term premiums. As a result, the Portfolio’s weighted average duration was increased with a focus on securities denominated in the Australian dollar, Canadian dollar, and U.S. dollar in the four- to five-year maturity range. Realized term premiums, however, were generally negative in global developed markets for the period as longer maturity securities underperformed shorter maturity securities. As such, the Portfolio’s overweight to Australian dollar-, Canadian dollar-, and U.S. dollar-denominated securities in the four- to five-year maturity range, and underweight to securities in the one- to three-year maturity range, detracted from relative performance.

DFA World ex U.S. Government Fixed Income Portfolio

The DFA World ex U.S. Government Fixed Income Portfolio is designed to maximize total returns by investing in high-quality debt securities issued primarily by non-U.S. government issuers and supranational organizations and their agencies. The currency exposure associated with non-U.S. dollar-denominated securities within the Portfolio is generally hedged back to the U.S. dollar. The Portfolio primarily invests in securities that mature within 15 years and generally maintains a weighted average duration of no more than a quarter of a year greater than, and no less than one year below, the weighted average duration of the Portfolio’s benchmark. The weighted average duration of the Portfolio was relatively unchanged at 9.93 years as of October 31, 2021, compared to 9.84 years as of October 31, 2020.

For the 12 months ended October 31, 2021, total returns were -5.34% for the Portfolio and -2.20% for the FTSE Non-USD World Government Bond Index, Currency-Hedged in USD terms, the Portfolio’s benchmark. Global developed yield curves were generally upwardly sloped, indicating positive expected term premiums. As such, the Portfolio maintained a duration similar to the benchmark during the period. Realized term premiums were, however, generally negative during the period with longer maturity securities underperforming shorter maturity securities. As a result, the Portfolio’s underweight to securities in the one- to six-year maturity range and overweight to intermediate-term securities denominated in the Australian dollar, British pound, Canadian dollar, euro, New Zealand dollar, and Singapore dollar detracted from performance relative to the benchmark. The Portfolio’s underweight to securities denominated in Japanese yen also detracted from relative performance.

DFA Short-Term Government Portfolio

The DFA Short-Term Government Portfolio is designed to maximize risk-adjusted total returns by investing in U.S. government and U.S. government agency securities maturing in five years or less and maintains a weighted average portfolio maturity and duration of three years or less. The investment strategy uses a variable maturity approach and shifts maturities based on changes in the yield curve. The strategy uses current yields and identifies favorable maturity ranges of expected returns based on potential buy and sell strategies. Maturity targets are shifted based on Dimensional’s expectations for term premiums. The weighted average duration of the Portfolio increased to 2.77 years as of October 31, 2021, from 0.10 year as of October 31, 2020.

For the 12 months ended October 31, 2021, total returns were -1.15% for the Portfolio and -0.72% for the ICE BofA 1-5 Year U.S. Treasury and Agency Index, the Portfolio’s benchmark. The eligible portion of the U.S. Treasury yield curve began the period flat, but steepened throughout the year, indicating larger expected term premiums. As a result, the Portfolio’s duration was increased towards the longer end of the eligible range during the period. However, interest rates generally increased during the period, resulting in negative realized term premiums for government securities. As such, the Portfolio’s underweight to securities in the one- to three-year maturity range and overweight to securities in the four- to five-year maturity range detracted from relative performance.

DFA Intermediate Government Fixed Income Portfolio

The DFA Intermediate Government Fixed Income Portfolio is designed to provide current income consistent with the preservation of capital from investing generally in U.S. Treasury and government agency issues with maturities of between five and 15 years. The weighted average duration of the Portfolio decreased to 6.94 years as of October 31, 2021, from 7.08 years as of October 31, 2020.

For the 12 months ended October 31, 2021, total returns were -3.20% for the Portfolio and -2.38% for the Bloomberg U.S. Government Bond Index, the Portfolio’s benchmark. Interest rates generally increased during the period and the combination of short- and long-term government securities generally outperformed intermediate-term government securities. As a result, the Portfolio’s underweight to securities in the one- to five-year maturity range, overweight to securities in the five- to 15-year maturity range, and exclusion of securities with maturities longer than 15-years detracted from relative performance.

DFA Short-Term Extended Quality Portfolio

The DFA Short-Term Extended Quality Portfolio is designed to maximize total returns by investing in U.S. and foreign corporate debt securities with an investment grade credit rating. The Portfolio uses both variable maturity and variable credit approaches and generally emphasizes investment grade obligations rated in the lower half of the investment grade spectrum except when Dimensional believes the expected credit premium is relatively low. The Portfolio primarily invests in securities that mature within five years and maintains a weighted average portfolio maturity and duration of three years or less. The currency exposure associated with non-U.S. dollar-denominated securities within the Portfolio is generally hedged back to the U.S. dollar. The weighted average duration of the Portfolio increased to 2.78 years as of October 31, 2021, from 1.45 years as of October 31, 2020.

For the 12 months ended October 31, 2021, total returns were -0.05% for the Portfolio and -0.25% for the ICE BofA 1-5 Year U.S. Corporate & Government Index, the Portfolio’s benchmark. Credit spreads narrowed over the period, indicating smaller expected credit premiums. As such, the Portfolio’s allocation to single-A and BBB rated corporate securities was decreased. However, the Portfolio remained overweight to single-A and BBB rated corporate securities relative to the benchmark. Realized credit premiums were positive for the period. As such, the Portfolio’s overweight to BBB rated corporate securities contributed positively to relative performance. Yield curves in global developed markets generally steepened along the Portfolio’s eligible maturity range, indicating larger expected term premiums. As a result, the Portfolio’s duration was increased to the longer end of its eligible duration range. Realized term premiums were, however, generally negative for government securities but positive for credit securities during the period. As such, the Portfolio’s overweight to longer maturity credit securities and underweight to longer maturity government securities also contributed positively to relative performance.

DFA Intermediate-Term Extended Quality Portfolio

The DFA Intermediate-Term Extended Quality Portfolio is designed to maximize total returns by investing in U.S. and foreign corporate debt securities with an investment grade credit rating. The Portfolio uses a variable credit approach and generally emphasizes investment grade obligations rated in the lower half of the investment grade spectrum, except when Dimensional believes the expected credit premium is relatively low. The Portfolio primarily invests in securities that mature within 20 years and generally maintains a weighted average duration of no more than a quarter of a year greater than, and no less than one year below, the weighted average duration of the Portfolio’s benchmark. The currency exposure associated with non-U.S. dollar-denominated securities within the Portfolio is generally hedged back to the U.S. dollar. The weighted average duration of the Portfolio increased to 8.15 years as of October 31, 2021, compared to 7.80 years as of October 31, 2020.

For the 12 months ended October 31, 2021, total returns were 0.52% for the Portfolio and 1.90% for the Bloomberg U.S. Credit Bond Index, the Portfolio’s benchmark. The U.S. yield curve was upwardly sloped, indicating positive expected term premiums. As such, the Portfolio maintained a duration similar to the benchmark. During the period, corporate securities outperformed government securities and longer maturity corporate securities were the best performers. As a result, the Portfolio’s exclusion of corporate securities with maturities longer than 20-years, and overweight to intermediate-term government and corporate securities detracted from relative performance.

DFA Targeted Credit Portfolio

The DFA Targeted Credit Portfolio seeks to maximize total returns by investing in U.S. and foreign corporate debt securities rated in the lower half of the investment grade spectrum as well as BB rated securities that mature within five years. The Portfolio also maintains a weighted average maturity and duration of five years or less. The currency exposure associated with non-U.S. dollar-denominated securities within the Portfolio is generally hedged back to the U.S. dollar. The investment strategy uses both variable maturity and variable credit approaches and shifts maturities and country allocations based on changes in the eligible yield curves. The strategy uses current yields and identifies favorable maturity ranges of expected returns based on potential buy and sell strategies for each eligible country. Maturity targets and country allocations are shifted based on Dimensional’s expectations for term premiums. While the Portfolio targets debt securities rated single-A, BBB, and BB, it may vary its exposure to credit within this range. The weighted average duration of the Portfolio increased to 3.43 years as of October 31, 2021, from 2.09 years as of October 31, 2020.

For the 12 months ended October 31, 2021, total returns were 0.85% for the Portfolio and 0.69% for the Bloomberg Global Aggregate Credit Index 1-5 Years (hedged to USD), the Portfolio’s benchmark. Credit spreads narrowed over the period, indicating smaller expected credit premiums. As such, the Portfolio’s allocation to BBB and BB rated credit securities was decreased during the period. However, the Portfolio remained overweight to these securities relative to the benchmark. Realized credit premiums were positive for the period. As a result, the Portfolio’s overweight to BBB and BB rated credit securities contributed positively to relative performance. During the period, yield curves in global developed markets generally steepened along the Portfolio’s eligible maturity range, indicating larger expected term premiums. As a result, the Portfolio’s weighted average duration was increased but was on average shorter than the benchmark’s duration over the period. Longer duration credit securities generally outperformed shorter duration credit securities during the period. As such, the Portfolio’s shorter weighted average duration detracted from performance relative to the benchmark.

DFA Global Core Plus Fixed Income Portfolio

The DFA Global Core Plus Fixed Income Portfolio is designed to maximize total returns by investing in a universe of U.S. and foreign fixed income securities using a variable credit approach. The Portfolio emphasizes investment grade obligations rated in the lower half of the investment grade spectrum, as well as BB-rated securities, except when Dimensional believes the expected credit premium is relatively low. The Portfolio follows a variable maturity strategy within a range of no more than half a year greater than, and no less than one year below, the weighted average duration of the Portfolio’s benchmark. The currency exposure associated with non-U.S. dollar-denominated securities within the Portfolio is generally hedged back to the U.S. dollar. The weighted average duration of the Portfolio increased to 7.73 years as of October 31, 2021, from 7.27 years as of October 31, 2020.

For the 12 months ended October 31, 2021, total returns were -0.22% for the Portfolio and -0.83% for the Bloomberg Global Aggregate Bond Index (hedged to USD), the Portfolio’s benchmark. Credit spreads narrowed over the period, indicating smaller expected credit premiums. As such, the Portfolio’s allocation to single-A, BBB, and BB rated credit securities was decreased. However, the Portfolio was overweight intermediate-term single-A, BBB, and BB rated credit securities relative the benchmark. Realized credit premiums were positive for the period. As a result, the Portfolio’s overweight to intermediate-term BBB and BB rated credit securities contributed positively to relative performance. Global developed yield curves were generally upwardly sloped, indicating positive expected term premiums. As such, the Portfolio maintained a duration similar to that of the benchmark. Realized term premiums were generally negative for government securities but positive for credit securities during the period. As a result, the Portfolio’s underweight to long-term government securities and overweight to intermediate-term credit securities contributed positively to relative performance.

DFA Investment Grade Portfolio

The DFA Investment Grade Portfolio is designed to maximize total returns through exposure to a broad portfolio of investment grade debt securities of U.S. and non-U.S. corporate and government issuers using a variable credit approach. The Portfolio emphasizes investment grade obligations rated in the lower half of the investment grade spectrum, except when Dimensional believes the expected credit premium is relatively low. The Portfolio primarily invests in securities that mature within 20 years and follows a variable maturity strategy within a range of no more than a quarter of a year greater than, and no less than one year below, the weighted average duration of the Portfolio’s benchmark. The currency exposure associated with non-U.S. dollar-denominated securities within the Portfolio is generally hedged back to the U.S. dollar. The weighted average duration of the Portfolio increased to 6.63 years as of October 31, 2021, from 6.02 years as of October 31, 2020.

For the 12 months ended October 31, 2021, total returns were -1.01% for the Portfolio and -0.48% for the Bloomberg U.S. Aggregate Bond Index, the Portfolio’s benchmark. The U.S. yield curve was upwardly sloped, indicating positive expected term premiums for intermediate-term strategies. As such, the Portfolio maintained a duration similar to the benchmark with a focus on intermediate-term securities. During the period, corporate securities outperformed government securities and longer maturity corporate securities were the best performers. As a result, the Portfolios exclusion of corporate securities with maturities longer than 20-years, and overweight to intermediate-term government securities detracted from relative performance. Credit spreads narrowed over the period, indicating smaller expected credit premiums. As such, the Portfolio’s allocation to single-A, and BBB rated corporate securities was decreased during the period. However, the Portfolio was overweight intermediate-term single-A and BBB rated corporate securities relative the benchmark. Realized credit premiums were positive for the period. As a result, the Portfolio’s overweight to intermediate-term single-A and BBB rated corporate securities contributed positively to relative performance.

DFA Diversified Fixed Income Portfolio

The DFA Diversified Fixed Income Portfolio is designed to provide a market rate of return for a fixed income portfolio with low relative volatility by investing directly or through other funds managed by Dimensional (“Underlying Funds”) in a universe of U.S. and foreign debt securities, including inflation-protected securities. During the period covered by this report, the Portfolio’s investments in Underlying Funds included the DFA Two-Year Global Fixed Income Portfolio and DFA Intermediate Government Fixed Income Portfolio. Generally, the Portfolio or the Underlying Funds will purchase debt securities that mature within 20 years. The average duration of the Portfolio increased to 4.49 years as of October 31, 2021, from 4.35 years as of October 31, 2020.

For the 12 months ended October 31, 2021, total returns were -0.54% for the Portfolio and -1.53% for the Bloomberg U.S. Intermediate Government Bond Index, the Portfolio’s benchmark. Realized inflation was higher than expected inflation during the period. As a result, the Portfolio’s allocation to inflation-protected securities relative to the nominal benchmark was the primary contributor to relative performance. Realized term premiums were generally negative within short- to intermediate-term nominal government securities. As a result, the Portfolio’s inclusion of government securities with maturities shorter than one-year also contributed positively to relative performance.

DFA LTIP Portfolio

The DFA LTIP Portfolio seeks to provide total return composed of income and capital appreciation consistent with inflation-protected long-term instruments. The Portfolio generally invests in inflation-protected securities issued by the U.S. government and its agencies and instrumentalities with maturities longer than 10 years. The weighted average duration of the Portfolio increased to 26.61 years as of October 31, 2021, from 25.80 years as of October 31, 2020.

For the 12 months ended October 31, 2021, total returns were 8.30% for the Portfolio and 6.86% for the FTSE U.S. Inflation-Linked Securities Index, 20+ Years, the Portfolio’s benchmark. The Portfolio’s longer duration contributed positively to performance relative to the benchmark, as realized term premiums were positive in the U.S. Treasury Inflation-Protected Securities market.

DFA Inflation-Protected Securities Portfolio

The DFA Inflation-Protected Securities Portfolio is designed to provide inflation protection and current income by investing in inflation-protected securities (TIPS) issued by the U.S. government and its agencies and instrumentalities with maturities of between five and 20 years. The weighted average duration of the Portfolio was relatively unchanged at 7.84 years as of October 31, 2021, compared to 7.81 years as of October 31, 2020.

For the 12 months ended October 31, 2021, total returns were 6.91% for the Portfolio and 7.07% for the Bloomberg U.S. TIPS Index, the Portfolio’s benchmark. Real interest rates decreased during the period and the combination of short- and long-term TIPS generally outperformed intermediate-term TIPS. As a result, the Portfolio’s underweight to TIPS in the one- to six-year maturity range, overweight to TIPS in the 15- to 20-year maturity range, and exclusion of TIPS with maturities longer than 20-years, detracted from relative performance.

DFA Short-Duration Real Return Portfolio

The DFA Short-Duration Real Return Portfolio is designed to seek inflation protection and maximize total returns. The strategy pursues its investment objective by using both variable maturity and variable credit approaches and investing in a combination of investment grade debt securities and inflation-protected securities that mature within five years, and derivative instruments such as inflation swaps. The Portfolio maintains a weighted average portfolio duration of three years or less. The weighted average duration of the Portfolio increased to 2.88 years as of October 31, 2021, from 1.37 years as of October 31, 2020.

For the 12 months ended October 31, 2021, total returns were 6.13% for the Portfolio and 6.87% for the Bloomberg U.S. TIPS 1-5 Years Index, the Portfolio’s benchmark. The eligible segment of the U.S. real yield curve was relatively flat until the end of the period, indicating smaller expected real term premiums for most of the year. As such, the Portfolio’s duration was maintained toward the shorter end of the eligible range until the end of the period. Longer duration securities generally outperformed shorter duration securities for the year. As a result, the Portfolio’s shorter weighted average duration relative to the benchmark detracted from relative performance.

DFA Global Core Plus Real Return Portfolio

The DFA Global Core Plus Real Return Portfolio is designed to seek inflation protection and maximize total returns. The strategy pursues its investment objective by using both variable maturity and variable credit approaches and investing in a combination of investment grade debt securities, BB rated securities, inflation-protected securities, and derivative instruments such as inflation swaps. The portfolio follows a variable maturity strategy within a range of no more than half a year greater than, and no less than one year below, the weighted average duration of the Portfolio’s benchmark. The weighted average duration of the Portfolio was 7.64 years as of October 31, 2021.

Since the Portfolio’s inception on April 26, 2021 through October 31, 2021, total returns were 4.78% for the Portfolio and 0.31% for the Bloomberg Global Aggregate Bond Index (hedged to USD), the Portfolio’s benchmark. The Portfolio’s zero-coupon inflation swaps, designed for protection from unexpected inflation, was the primary contributor to relative performance as breakeven inflation rates increased over the period, benefiting the Portfolio’s inflation swaps. The benchmark is a nominal interest rate benchmark that does not contain an inflation-protection component. Credit spreads were narrow since the Portfolio’s inception, indicating smaller expected credit premiums. As such, the Portfolio’s allocation to single-A, BBB, and BB rated credit securities were below its maximum allowable weight. However, the Portfolio was overweight intermediate-term single-A, BBB, and BB rated credit securities relative the benchmark. Realized credit premiums were positive since the Portfolio’s inception date. As a result, the Portfolio’s overweight to intermediate-term BBB and BB rated credit securities contributed positively to relative performance. Global developed yield curves were generally upwardly sloped, indicating positive expected term premiums. As such, the Portfolio maintained a duration similar to that of the benchmark. Realized term premiums were generally positive since the Portfolio’s inception date. As a result, the Portfolio’s overweight to intermediate-term securities and underweight to short-term securities contributed positively to relative performance. Conversely, the Portfolio’s underweight to long-term securities detracted from relative performance.

DFA Municipal Real Return Portfolio

The DFA Municipal Real Return Portfolio seeks to provide inflation protection and current income that is exempt from federal personal income taxes by investing in a universe of investment grade municipal securities, including inflation-protected municipal securities, and in derivative instruments to provide inflation protection. The Portfolio maintains an average portfolio duration of five years or less. The weighted average duration of the Portfolio decreased to 2.90 years as of October 31, 2021, from 3.30 years as of October 31, 2020.

For the 12 months ended October 31, 2021, total returns were 8.00% for the Portfolio and 2.06% for the S&P Intermediate Term National AMT-Free Municipal Bond Index, the Portfolio’s benchmark. The Portfolio’s zero-coupon inflation swaps, designed for protection from unexpected inflation, was the primary contributor to relative performance as breakeven inflation rates increased over the period, benefiting the Portfolio’s inflation swaps. The benchmark is a nominal interest rate benchmark that does not contain an inflation-protection component. During the period, municipal yield curves and the real yield curve were relatively flat, indicating smaller expected term premiums. As a result, the Portfolio’s duration was maintained shorter than the allowable limit with an overweight to short-term municipal securities and an underweight to long-term municipal securities relative to the benchmark. Longer-term municipal securities generally outperformed shorter-term municipal securities during the period. As such, the Portfolio’s underweight to long-term municipal securities and overweight to short-term municipal securities detracted from relative performance. The Portfolio’s focus on higher-quality municipal securities also detracted from relative performance as higher-quality municipal securities generally underperformed lower-quality municipal securities.

DFA California Municipal Real Return Portfolio

The DFA California Municipal Real Return Portfolio seeks to provide inflation protection and current income that is exempt from both federal personal income taxes and California state personal income taxes by investing primarily in a universe of municipal securities issued by or on behalf of California state or local governments and their agencies, instrumentalities, and regional governmental authorities. The Portfolio also invests in derivative instruments to provide inflation protection. The Portfolio maintains an average portfolio duration of five years or less. The weighted average duration of the Portfolio modestly decreased to 2.69 years as of October 31, 2021, from 2.79 years as of October 31, 2020.

For the 12 months ended October 31, 2021, total returns were 7.41% for the Portfolio and 1.12% for the S&P Intermediate Term California AMT-Free Municipal Bond Index, the Portfolio’s benchmark. The Portfolio’s zero-coupon inflation swaps, designed for protection from unexpected inflation, was the primary contributor to relative performance as breakeven inflation rates increased over the period, benefiting the Portfolio’s inflation swaps. The benchmark is a nominal interest rate benchmark that does not contain an inflation-protection component. During the period, the California municipal yield curve and the real yield curve were relatively flat, indicating smaller expected term premiums. As a result, the Portfolio’s duration was maintained shorter than the allowable limit with an overweight to short-term California municipal securities and an underweight to long-term California municipal securities relative to the benchmark. Longer-term California municipal securities generally outperformed shorter-term California municipal securities during the period. As such, the Portfolio’s underweight to long-term California municipal securities and overweight to short-term California municipal securities detracted from relative performance.

DFA Municipal Bond Portfolio

The DFA Municipal Bond Portfolio is designed to provide current income exempt from federal personal income tax by investing in a universe of investment grade municipal securities. The investment strategy uses a variable maturity approach. The Portfolio will maintain a weighted average duration of more than three years but less than five years. The weighted average duration of the Portfolio was relatively unchanged at 3.08 years as of October 31, 2021, compared to 3.14 years as of October 31, 2020.

For the 12 months ended October 31, 2021, total returns were -0.23% for the Portfolio and 2.06% for S&P Intermediate Term National AMT-Free Municipal Bond Index, the Portfolio’s benchmark. During the period, municipal yield curves were relatively flat, indicating smaller expected term premiums. As a result, the Portfolio was focused on the shorter end of its eligible duration range. Realized term premiums were, however, positive during the period. As such, the Portfolio’s overweight to shorter-term municipal securities and lack of exposure to municipal securities with maturities longer than 10 years detracted from performance relative to the benchmark. The Portfolio’s focus on higher-quality municipal securities also detracted from relative performance as higher-quality municipal securities generally underperformed lower-quality municipal securities.

DFA Short-Term Municipal Bond Portfolio

The DFA Short-Term Municipal Bond Portfolio seeks to provide current income exempt from federal personal income tax by investing in a universe of investment grade municipal securities. The investment strategy uses a variable maturity approach. The weighted average maturity of the Portfolio generally will not exceed three years. The weighted average duration of the Portfolio was relatively unchanged at 0.71 year as of October 31, 2021, compared to 0.73 year as of October 31, 2020.

For the 12 months ended October 31, 2021, total returns were -0.03% for the Portfolio and 0.61% for the ICE BofA 1-3 Year U.S. Municipal Securities Index, the Portfolio’s benchmark. During the period, municipal yield curves were relatively flat, indicating smaller expected term premiums. As a result, the Portfolio was focused on the shorter end of its eligible duration range. Realized term premiums were, however, positive during the period. As such, the Portfolio’s overweight to shorter-term municipal securities detracted from performance relative to the benchmark.

DFA Intermediate-Term Municipal Bond Portfolio

The DFA Intermediate-Term Municipal Bond Portfolio is designed to provide current income exempt from federal personal income tax by investing in a universe of investment grade municipal securities. The Portfolio follows a variable maturity strategy within a range of no more than half a year greater than, and no less than one year below, the weighted average duration of the Portfolio’s benchmark. The weighted average duration of the Portfolio decreased to 2.93 years as of October 31, 2021, compared to 3.48 years as of October 31, 2020.

For the 12 months ended October 31, 2021, total returns were -0.11% for the Portfolio and 2.06% for the S&P Intermediate Term National AMT-Free Municipal Bond Index, the Portfolio’s benchmark. During the period, municipal yield curves were relatively flat, indicating smaller expected term premiums. As a result, the Portfolio maintained a shorter weighted average duration than its benchmark. Realized term premiums were, however, positive during the period. As such, the Portfolio’s overweight to short-term municipal securities, and underweight to municipal securities with maturities longer than eight years, detracted from performance relative to the benchmark. The Portfolio’s focus on higher-quality municipal securities also detracted from relative performance as higher-quality municipal securities generally underperformed lower-quality municipal securities.

DFA California Short-Term Municipal Bond Portfolio

The DFA California Short-Term Municipal Bond Portfolio is designed to provide current income that is exempt from both federal personal income taxes and California state personal income taxes by investing primarily in a universe of municipal securities issued by or on behalf of California state or local governments and their agencies, instrumentalities, and regional governmental authorities. The investment strategy uses a variable maturity approach. The weighted average maturity of the Portfolio generally will not exceed three years. The weighted average duration of the Portfolio was relatively unchanged at 1.05 years as of October 31, 2021, compared to 1.10 years as of October 31, 2020.

For the 12 months ended October 31, 2021, total returns were 0.05% for the Portfolio and 0.29% for the ICE BofA 1-3 Year California including Puerto Rico Municipal Securities Index, the Portfolio’s benchmark. During the period, the California municipal yield curve was relatively flat, indicating smaller expected term premiums. As a result, the Portfolio was focused on the shorter end of its eligible duration range. Realized term premiums were, however, positive during the period with longer-term California municipal securities generally outperforming shorter-term California municipal securities. As such, the Portfolio’s allocation to California municipal securities with maturities shorter than one year and underweight to California municipal securities in the two- to three-year maturity range detracted from performance relative to the benchmark.

DFA California Intermediate-Term Municipal Bond Portfolio

The DFA California Intermediate-Term Municipal Bond Portfolio is designed to provide current income that is exempt from both federal personal income taxes and California state personal income taxes by investing primarily in a universe of municipal securities issued by or on behalf of California state or local governments and their agencies, instrumentalities, and regional governmental authorities. The Portfolio follows a variable maturity strategy within a range of no more than half a year greater than, and no less than one year below, the weighted average duration of the Portfolio’s benchmark. The weighted average duration of the Portfolio decreased to 3.02 years as of October 31, 2021, from 3.43 years as of October 31, 2020.

For the 12 months ended October 31, 2021, total returns were -0.07% for the Portfolio and 1.12% for the S&P Intermediate Term California AMT-Free Municipal Bond Index, the Portfolio’s benchmark. During the period, the California municipal yield curve was relatively flat, indicating smaller expected term premiums. As a result, the Portfolio maintained a shorter weighted average duration than its benchmark. Realized term premiums were, however, positive during the period with longer-term California municipal securities generally outperforming shorter-term California municipal securities. As such, the Portfolio’s overweight to California municipal securities in the zero- to six-year maturity range and underweight to California municipal securities with maturities longer than seven years detracted from performance relative to the benchmark.

DFA NY Municipal Bond Portfolio

The DFA NY Municipal Bond Portfolio seeks to provide current income that is exempt from both federal personal income taxes and New York state personal income taxes by investing primarily in a universe of municipal securities issued by or on behalf of New York state or local governments and their agencies, instrumentalities, and regional governmental authorities. The investment strategy uses a variable maturity approach. The Portfolio maintains an average portfolio duration of five years or less. The average duration of the Portfolio was relatively unchanged at 1.18 years as of October 31, 2021, compared to 1.14 years as of October 31, 2020.

For the 12 months ended October 31, 2021, total returns were 0.10% for the Portfolio and 2.67% for the S&P Intermediate Term New York AMT-Free Municipal Bond Index, the Portfolio’s benchmark. During the period, the New York municipal yield curve was relatively flat, indicating smaller expected term premiums. As a result, the Portfolio was focused on the shorter end of its eligible duration range. Realized term premiums were, however, positive during the period with longer-term New York municipal securities generally outperforming shorter-term New York municipal securities. As such, the Portfolio’s overweight to shorter-term New York municipal securities and lack of exposure to New York municipal securities with maturities longer than five years detracted from performance relative to the benchmark. The Portfolio’s focus on higher-quality New York municipal securities also detracted from relative performance as higher-quality New York municipal securities generally underperformed lower-quality New York municipal securities.

DFA MN Municipal Bond Portfolio

The DFA MN Municipal Bond Portfolio seeks to provide current income that is exempt from federal personal income taxes and Minnesota state personal income taxes by investing primarily in a universe of municipal securities issued by or on behalf of Minnesota state or local governments and their agencies, instrumentalities, and regional governmental authorities. The investment strategy uses a variable maturity approach. The average duration of the Portfolio decreased to 1.59 years as of October 31, 2021, from 2.11 years as of October 31, 2020.

For the 12 months ended October 31, 2021, total returns were -0.18% for the Portfolio and 2.06% for the S&P Intermediate Term National AMT-Free Municipal Bond Index. During the period, the Minnesota municipal yield curve was relatively flat, indicating smaller expected term premiums. As a result, the Portfolio was focused on the shorter end of its eligible duration range. Realized term premiums were, however, positive during the period as longer maturity Minnesota municipal securities generally outperformed shorter maturity Minnesota municipal securities. As such, the Portfolio’s overweight to shorter-term Minnesota municipal securities and lack of exposure to Minnesota municipal securities with maturities longer than six years detracted from performance relative to the benchmark. The Portfolio’s focus on Minnesota municipal securities also detracted from performance relative to the S&P Intermediate-Term National AMT-Free Municipal Bond Index as the broad national municipal bond market outperformed the Minnesota municipal bond market.

DFA Oregon Municipal Bond Portfolio

The DFA Oregon Municipal Bond Portfolio seeks to provide current income that is exempt from federal personal income taxes and Oregon state personal income taxes by investing primarily in a universe of municipal securities issued by or on behalf of Oregon state or local governments and their agencies, instrumentalities, and regional governmental authorities. The average duration of the Portfolio decreased to 3.07 years as of October 31, 2021, from 3.38 years as of October 31, 2020.

For the 12 months ended October 31, 2021, total returns were -0.25% for the Portfolio and 2.06% for the S&P Intermediate Term National AMT-Free Municipal Bond Index. During the period, the Oregon municipal yield curve was relatively flat, indicating smaller expected term premiums. As a result, the Portfolio was focused on the shorter end of its eligible duration range. Realized term premiums were, however, positive during the period as longer-term Oregon municipal securities generally outperformed shorter-term Oregon municipal securities. As such, the Portfolio’s overweight to shorter-term Oregon municipal securities and lack of exposure to Oregon municipal securities with maturities longer than nine years detracted from performance relative to the benchmark. The Portfolio’s focus on Oregon municipal securities also detracted from performance relative to the S&P Intermediate-Term National AMT-Free Municipal Bond Index as the broad national municipal bond market outperformed the Oregon municipal bond market.

DFA Selective State Municipal Bond Portfolio

The DFA Selective State Municipal Bond Portfolio is designed to provide current income exempt from federal personal income tax by investing in investment grade municipal securities. The Portfolio is expected to emphasize investments in municipal securities issued on behalf of: (i) states with no personal income tax; (ii) states that generally tax income earned from both in-state and out-of-state municipal securities; and (iii) states that do not tax income earned from in-state municipal securities and certain out-of-state municipal securities. The Portfolio will maintain a weighted average duration of more than three years but less than five years. The weighted average duration of the Portfolio decreased to 4.40 years as of October 31, 2021, from 4.51 years as of October 31, 2020.

For the 12 months ended October 31, 2021, total returns were 0.66% for the Portfolio and 2.06% for the S&P Intermediate Term National AMT-Free Municipal Bond Index, the Portfolio’s benchmark. During the period, municipal yield curves indicated positive expected term premiums for full investment grade rated municipal securities. As a result, the Portfolio was focused on the longer end of its eligible duration range but was underweight municipal securities with maturities longer than 10 years relative to the benchmark. Realized term premiums were positive during the period as longer-maturity municipal securities generally outperformed shorter-maturity municipal securities. As such, the Portfolio’s underweight to municipal securities with maturities longer than 10 years detracted from relative performance. The Portfolio’s overweight to municipal issuers in the emphasized states and underweight to New York and New Jersey issuers also detracted from relative performance.

DFA INVESTMENT DIMENSIONS GROUP INC.

DISCLOSURE OF FUND EXPENSES

(Unaudited)

The following Expense Tables are shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports, among others. Operating expenses and legal and audit services, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs, in dollars, of investing in the fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Tables below illustrate your fund’s costs in two ways.

Actual Fund Return

This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return and “Expenses Paid During Period” reflects the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes

This section is intended to help you compare your fund’s costs with those of other mutual funds. The hypothetical “Ending Account Value” and “Expenses Paid During Period” are derived from the fund’s actual expense ratio and an assumed 5% annual return before expenses. In this case, because the return used is not the fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% annual return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the tables are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs, if applicable. The “Annualized Expense Ratio” represents the actual expenses for the six-month period indicated.

Six Months Ended October 31, 2021

EXPENSE TABLES

	Beginning Account Value 05/01/21	Ending Account Value 10/31/21	Annualized Expense Ratio (1)	Expenses Paid During Period (1)
DFA One-Year Fixed Income Portfolio
Actual Fund Return	$1,000.00	$1,000.00	0.17%	$0.86
Hypothetical 5% Annual Return	$1,000.00	$1,024.35	0.17%	$0.87
DFA Two-Year Global Fixed Income Portfolio
Actual Fund Return	$1,000.00	$996.00	0.17%	$0.86
Hypothetical 5% Annual Return	$1,000.00	$1,024.35	0.17%	$0.87

DISCLOSURE OF FUND EXPENSES

CONTINUED

	Beginning Account Value 05/01/21	Ending Account Value 10/31/21	Annualized Expense Ratio (1)	Expenses Paid During Period (1)
DFA Selectively Hedged Global Fixed Income Portfolio
Actual Fund Return	$1,000.00	$995.90	0.17%	$0.86
Hypothetical 5% Annual Return	$1,000.00	$1,024.35	0.17%	$0.87
DFA Five-Year Global Fixed Income Portfolio
Actual Fund Return	$1,000.00	$988.10	0.26%	$1.30
Hypothetical 5% Annual Return	$1,000.00	$1,023.90	0.26%	$1.33
DFA World ex U.S. Government Fixed Income Portfolio
Actual Fund Return	$1,000.00	$991.20	0.20%	$1.00
Hypothetical 5% Annual Return	$1,000.00	$1,024.20	0.20%	$1.02
DFA Short-Term Government Portfolio
Actual Fund Return	$1,000.00	$993.20	0.20%	$1.00
Hypothetical 5% Annual Return	$1,000.00	$1,024.20	0.20%	$1.02
DFA Intermediate Government Fixed Income Portfolio
Actual Fund Return	$1,000.00	$1,003.20	0.12%	$0.61
Hypothetical 5% Annual Return	$1,000.00	$1,024.60	0.12%	$0.61
DFA Short-Term Extended Quality Portfolio
Actual Fund Return	$1,000.00	$995.00	0.22%	$1.11
Hypothetical 5% Annual Return	$1,000.00	$1,024.10	0.22%	$1.12
DFA Intermediate-Term Extended Quality Portfolio
Actual Fund Return	$1,000.00	$1,019.00	0.22%	$1.12
Hypothetical 5% Annual Return	$1,000.00	$1,024.10	0.22%	$1.12
DFA Targeted Credit Portfolio
Actual Fund Return	$1,000.00	$997.80	0.20%	$1.01
Hypothetical 5% Annual Return	$1,000.00	$1,024.20	0.20%	$1.02
DFA Global Core Plus Fixed Income Portfolio
Actual Fund Return	$1,000.00	$1,004.20	0.28%	$1.41
Hypothetical 5% Annual Return	$1,000.00	$1,023.79	0.28%	$1.43
DFA Investment Grade Portfolio
Actual Fund Return	$1,000.00	$1,006.60	0.22%	$1.11
Hypothetical 5% Annual Return	$1,000.00	$1,024.10	0.22%	$1.12
DFA Diversified Fixed Income Portfolio (2)
Actual Fund Return	$1,000.00	$1,007.10	0.15%	$0.76
Hypothetical 5% Annual Return	$1,000.00	$1,024.45	0.15%	$0.77

DISCLOSURE OF FUND EXPENSES

CONTINUED

	Beginning Account Value 05/01/21	Ending Account Value 10/31/21	Annualized Expense Ratio (1)	Expenses Paid During Period (1)
DFA LTIP Portfolio
Actual Fund Return	$1,000.00	$1,134.30	0.13%	$0.70
Hypothetical 5% Annual Return	$1,000.00	$1,024.55	0.13%	$0.66
DFA Inflation-Protected Securities Portfolio
Actual Fund Return	$1,000.00	$1,044.70	0.11%	$0.57
Hypothetical 5% Annual Return	$1,000.00	$1,024.65	0.11%	$0.56
DFA Short-Duration Real Return Portfolio
Actual Fund Return	$1,000.00	$1,031.20	0.22%	$1.13
Hypothetical 5% Annual Return	$1,000.00	$1,024.10	0.22%	$1.12
DFA Global Core Plus Real Return Portfolio
Actual Fund Return	$1,000.00	$1,050.90	0.30%	$1.55
Hypothetical 5% Annual Return	$1,000.00	$1,023.69	0.30%	$1.53
DFA Municipal Real Return Portfolio
Actual Fund Return	$1,000.00	$1,037.10	0.24%	$1.23
Hypothetical 5% Annual Return	$1,000.00	$1,024.00	0.24%	$1.22
DFA California Municipal Real Return Portfolio
Actual Fund Return	$1,000.00	$1,036.40	0.26%	$1.33
Hypothetical 5% Annual Return	$1,000.00	$1,023.90	0.26%	$1.33
DFA Municipal Bond Portfolio
Actual Fund Return	$1,000.00	$996.70	0.23%	$1.16
Hypothetical 5% Annual Return	$1,000.00	$1,024.05	0.23%	$1.17
DFA Short-Term Municipal Bond Portfolio
Actual Fund Return	$1,000.00	$999.70	0.22%	$1.11
Hypothetical 5% Annual Return	$1,000.00	$1,024.10	0.22%	$1.12
DFA Intermediate-Term Municipal Bond Portfolio
Actual Fund Return	$1,000.00	$996.70	0.22%	$1.11
Hypothetical 5% Annual Return	$1,000.00	$1,024.10	0.22%	$1.12
DFA Selective State Municipal Bond Portfolio
Actual Fund Return	$1,000.00	$997.80	0.23%	$1.16
Hypothetical 5% Annual Return	$1,000.00	$1,024.05	0.23%	$1.17
DFA California Short-Term Municipal Bond Portfolio
Actual Fund Return	$1,000.00	$998.50	0.22%	$1.11
Hypothetical 5% Annual Return	$1,000.00	$1,024.10	0.22%	$1.12

DISCLOSURE OF FUND EXPENSES

CONTINUED

	Beginning Account Value 05/01/21	Ending Account Value 10/31/21	Annualized Expense Ratio (1)	Expenses Paid During Period (1)
DFA California Intermediate-Term Municipal Bond Portfolio
Actual Fund Return	$1,000.00	$997.50	0.23%	$1.16
Hypothetical 5% Annual Return	$1,000.00	$1,024.05	0.23%	$1.17
DFA NY Municipal Bond Portfolio
Actual Fund Return	$1,000.00	$998.50	0.25%	$1.26
Hypothetical 5% Annual Return	$1,000.00	$1,023.95	0.25%	$1.28
DFA MN Municipal Bond Portfolio
Actual Fund Return	$1,000.00	$997.70	0.32%	$1.61
Hypothetical 5% Annual Return	$1,000.00	$1,023.59	0.32%	$1.63
DFA Oregon Municipal Bond Portfolio
Actual Fund Return	$1,000.00	$997.10	0.32%	$1.61
Hypothetical 5% Annual Return	$1,000.00	$1,023.59	0.32%	$1.63

(1)

Expenses are equal to the fund’s annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (184), then divided by the number of days in the year (365) to reflect the six-month period.

(2)

DFA Diversified Fixed Income Portfolio invests directly and indirectly through other funds. The expenses shown reflect the direct expenses of the Portfolio and the Portfolio’s portion of the expenses of its Underlying Funds (Affiliated Investment Companies).

DFA INVESTMENT DIMENSIONS GROUP INC.

DISCLOSURE OF PORTFOLIO HOLDINGS

(Unaudited)

The SEC requires that all funds file a complete Schedule of Investments with the SEC for their first and third fiscal quarters as an exhibit to their reports on Form N-PORT. For DFA Investment Dimensions Group Inc., this would be for the fiscal quarters ending January 31 and July 31. Such Form N-PORT filing must be made within 60 days of the end of the quarter. DFA Investment Dimensions Group Inc. filed its most recent Form N-PORT with the SEC on September 24, 2021 (September 27, 2021 with respect to DFA Selective State Municipal Bond Portfolio). They are available upon request, without charge, by calling collect: (512) 306-7400; by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, TX 78746; or by visiting the SEC’s website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The SEC requires that all funds present their categories of portfolio holdings in a table, chart, or graph format in their annual and semi-annual shareholder reports, whether or not a Schedule of Investments is used. The following tables, which present portfolio holdings as a percentage of total investments before short-term investments and collateral for loaned securities, are provided in compliance with this requirement. The categories shown below represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

FIXED INCOME PORTFOLIOS

DFA One-Year Fixed Income Portfolio
Financial	24.0%
Foreign Government	6.0%
Supranational	16.7%
U.S. Government	53.3%

100.0%

DFA Two-Year Global Fixed Income Portfolio
Consumer, Cyclical	0.8%
Consumer, Non-cyclical	2.1%
Energy	0.8%
Financial	26.0%
Foreign Government	20.7%
Industrial	1.0%
Multi-National	0.6%
Supranational	12.9%
U.S. Government	35.1%

100.0%

DFA Selectively Hedged Global Fixed Income Portfolio
Basic Materials	0.8%
Communications	5.7%
Consumer, Cyclical	4.7%
Consumer, Non-cyclical	7.6%
Energy	2.9%
Financial	37.9%
Foreign Government	18.2%
Industrial	3.4%
Supranational	12.8%
Technology	3.6%
U.S. Government	0.6%
Utilities	1.8%

100.0%

DFA Five-Year Global Fixed Income Portfolio
Communications	1.4%
Consumer, Cyclical	0.9%
Consumer, Non-cyclical	1.3%
Energy	0.5%
Financial	26.1%
Foreign Government	27.7%
Supranational	17.3%
Technology	1.9%
U.S. Government	22.9%

100.0%

DFA World ex U.S. Government Fixed Income Portfolio
Energy	2.2%
Financial	8.7%
Foreign Government	68.3%
Industrial	7.0%
Supranational	13.5%
U.S. Government	0.3%

100.0%

DFA Short-Term Government Portfolio
U.S. Government	100.0%

100.0%

DISCLOSURE OF PORTFOLIO HOLDINGS

CONTINUED

DFA Intermediate Government Fixed Income Portfolio
U.S. Government	100.0%

100.0%

DFA Short-Term Extended Quality Portfolio
Basic Materials	1.3%
Communications	3.8%
Consumer, Cyclical	4.3%
Consumer, Non-cyclical	7.9%
Energy	3.4%
Financial	32.2%
Foreign Government	18.3%
Industrial	2.2%
Supranational	18.5%
Technology	3.5%
U.S. Government	2.5%
Utilities	2.1%

100.0%

DFA Intermediate-Term Extended Quality Portfolio
Basic Materials	3.6%
Communications	9.5%
Consumer, Cyclical	7.4%
Consumer, Non-cyclical	19.7%
Energy	9.1%
Financial	26.9%
Foreign Government	0.5%
Industrial	8.4%
Technology	6.9%
U.S. Government	5.1%
Utilities	2.9%

100.0%

DFA Targeted Credit Portfolio
Basic Materials	3.0%
Communications	6.9%
Consumer, Cyclical	10.6%
Consumer, Non-cyclical	14.8%
Diversified	0.1%
Energy	5.9%
Financial	35.7%
Foreign Government	1.0%
Industrial	6.9%
Technology	6.8%
U.S. Government	5.1%
Utilities	3.2%

100.0%

DFA Global Core Plus Fixed Income Portfolio
Basic Materials	2.9%
Communications	7.6%
Consumer, Cyclical	9.5%
Consumer, Non-cyclical	9.8%
Energy	9.3%
Financial	19.6%
Foreign Government	17.6%
Industrial	4.7%
Mortgage Securities	8.6%
Supranational	2.9%
Technology	4.8%
U.S. Government	1.1%
Utilities	1.6%

100.0%

DFA Investment Grade Portfolio
Basic Materials	1.2%
Communications	4.2%
Consumer, Cyclical	5.1%
Consumer, Non-cyclical	10.8%
Energy	3.6%
Financial	16.1%
Foreign Government	0.3%
Industrial	3.1%
Supranational	0.0%
Technology	4.8%
U.S. Government	49.0%
Utilities	1.8%

100.0%

DFA Diversified Fixed Income Portfolio
Affiliated Investment Companies	80.1%
U.S. Government	19.9%

100.0%

DFA LTIP Portfolio
U.S. Government	100.0%

100.0%

DFA Inflation-Protected Securities Portfolio
U.S. Government	100.0%

100.0%

DFA Short-Duration Real Return Portfolio
Basic Materials	1.5%
Communications	3.2%
Consumer, Cyclical	5.4%
Consumer, Non-cyclical	8.7%
Energy	4.7%
Financial	32.6%
Foreign Government	15.7%
Industrial	2.2%
Supranational	10.1%
Technology	3.5%
U.S. Government	10.7%
Utilities	1.7%

100.0%

DFA Global Core Plus Real Return Portfolio
Basic Materials	1.8%
Communications	5.6%
Consumer, Cyclical	7.9%
Consumer, Non-cyclical	7.6%
Energy	7.1%
Financial	24.5%
Foreign Government	17.6%
Industrial	7.2%
Mortgage Securities	8.7%
Supranational	3.0%
Technology	3.7%
U.S. Government	2.6%
Utilities	2.7%

100.0%

DFA Municipal Real Return Portfolio
Education	0.5%
General Obligation	66.3%
Higher Education	3.6%
Medical	0.2%
Power	0.3%
School District	16.3%
Tobacco Settlement	0.2%
Transportation	0.8%
Utilities	3.6%
Water	8.2%

100.0%

DISCLOSURE OF PORTFOLIO HOLDINGS

CONTINUED

DFA California Municipal Real Return Portfolio
Education	0.7%
General Obligation	44.9%
Higher Education	8.4%
Medical	0.4%
Power	3.8%
School District	22.9%
Transportation	2.1%
Utilities	1.2%
Water	15.6%

100.0%

DFA Municipal Bond Portfolio
General Obligation	66.5%
Higher Education	1.3%
Medical	0.4%
Nursing Homes	0.3%
Power	0.5%
School District	19.8%
Transportation	1.9%
Utilities	2.5%
Water	6.8%

100.0%

DFA Short-Term Municipal Bond Portfolio
Airport	0.3%
Education	4.4%
General Obligation	61.4%
Higher Education	1.7%
Medical	2.1%
Power	0.8%
School District	19.8%
Tobacco Settlement	0.8%
Transportation	2.1%
Utilities	2.0%
Water	3.4%

100.0%

DFA Intermediate-Term Municipal Bond Portfolio
Education	0.1%
General Obligation	71.0%
Higher Education	3.0%
Medical	0.3%
Nursing Homes	0.7%
Power	1.2%
School District	14.9%
Transportation	2.4%
Utilities	0.9%
Water	5.5%

100.0%

DFA Selective State Municipal Bond Portfolio
Airport	3.1%
Bond Bank	0.5%
Development	0.9%
Education	3.6%
Facilities	0.3%
General Obligation	38.0%
Higher Education	5.2%
Housing	0.7%
Medical	9.6%
Pollution	0.1%
Power	3.6%
School District	13.5%
Transportation	6.7%
Utilities	7.5%
Water	6.7%

100.0%

DFA California Short-Term Municipal Bond Portfolio
Education	4.9%
General Obligation	42.1%
Higher Education	7.8%
Power	5.1%
School District	26.7%
Tobacco Settlement	0.4%
Transportation	2.8%
Utilities	0.2%
Water	10.0%

100.0%

DFA California Intermediate-Term Municipal Bond Portfolio
Airport	0.1%
Bond Bank	0.6%
Development	0.2%
Education	0.4%
General Obligation	38.3%
Higher Education	6.0%
Medical	2.2%
Pollution	0.2%
Power	7.0%
School District	24.0%
Transportation	5.9%
Utilities	1.6%
Water	13.5%

100.0%

DFA NY Municipal Bond Portfolio
General Obligation	70.0%
Higher Education	6.2%
School District	18.4%
Transportation	4.8%
Utilities	0.3%
Water	0.3%

100.0%

DFA MN Municipal Bond Portfolio
General Obligation	69.6%
Higher Education	0.8%
Multifamily Housing	3.1%
Power	1.9%
School District	22.9%
Water	1.7%

100.0%

DFA Oregon Municipal Bond Portfolio
General Obligation	58.2%
School District	19.4%
Transportation	3.3%
Utilities	1.1%
Water	18.0%

100.0%

DFA ONE-YEAR FIXED INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS

October 31, 2021

		Face Amount	Value†
		(000)
BONDS — (19.4%)
African Development Bank, Floating Rate Note, 3M USD LIBOR + 0.010%, FRN
(r)	0.126%, 12/15/21	97,850	$97,859,944
Asian Development Bank, Floating Rate Note, 3M USD LIBOR + 0.010%, FRN
(r)	0.126%, 12/15/21	136,500	136,505,468
Bank of Montreal, Floating Rate Note, SOFR + 0.190%, FRN
(r)	0.240%, 05/06/22	25,000	25,009,043
EUROFIMA, Floating Rate Note, 3M USD LIBOR + 0.090%, FRN
(r)	0.215%, 11/15/21	50,700	50,701,318
European Bank for Reconstruction & Development, Floating Rate Note, SOFR + 0.260%, FRN
(r)	0.309%, 08/19/22	54,852	54,940,860
(r)	0.309%, 03/13/23	15,555	15,591,554
European Investment Bank, Floating Rate Note, SOFR + 0.290%, FRN
(r)	0.339%, 06/10/22	38,750	38,797,275
Inter-American Development Bank, Floating Rate Note, SOFR + 0.260%, FRN
(r)	0.309%, 09/16/22	69,670	69,793,316
International Bank for Reconstruction & Development, Floating Rate Note, SOFR + 0.130%, FRN
(r)	0.179%, 01/13/23	133,937	134,034,774
International Finance Corp., Floating Rate Note, SOFR + 0.090%, FRN
(r)	0.139%, 06/30/23	25,000	25,000,000
Kommunalbanken AS, Floating Rate Note, 3M USD LIBOR + 0.080%, FRN
(r)Ω	0.208%, 02/24/22	83,500	83,520,334
(r)	0.208%, 02/24/22	14,000	14,003,409

		Face Amount	Value†
		(000)
Landeskreditbank Baden-Wuerttemberg Foerderbank, Floating Rate Note, SOFR + 0.350%, FRN
(r)	0.399%, 03/15/22	99,600	$99,669,521
Nederlandse Waterschapsbank NV, Floating Rate Note, 3M USD LIBOR + 0.070%, FRN
(r)Ω	0.186%, 12/15/21	42,200	42,204,483
(r)	0.186%, 12/15/21	115,000	115,012,222
Oesterreichische Kontrollbank AG, Floating Rate Note, 3M USD LIBOR + 0.010%, FRN
(r)	0.141%, 11/22/21	20,000	20,000,713
Svensk Exportkredit AB, Floating Rate Note, 3M USD LIBOR + 0.120%, FRN
(r)	0.234%, 12/13/21	19,600	19,603,104
Svensk Exportkredit AB, Floating Rate Note, SOFR + 1.000%, FRN
(r)	1.049%, 12/19/22	75,000	75,770,250
(r)	1.049%, 05/25/23	4,310	4,369,469
Swedbank AB
Ω	0.600%, 09/25/23	6,000	5,984,277
Toronto-Dominion Bank, Floating Rate Note, SOFR + 0.220%, FRN
(r)	0.269%, 06/02/23	80,000	80,141,174
Toronto-Dominion Bank, Floating Rate Note, SOFR + 0.240%, FRN
(r)	0.289%, 01/06/23	14,867	14,880,849

TOTAL BONDS			1,223,393,357

CERTIFICATES OF DEPOSIT — (8.1%)
Bank of Montreal, Floating Rate Note, SOFR + 0.150%, FRN
(r)	0.200%, 09/02/22	68,250	68,250,364
(r)	0.200%, 09/27/22	28,000	27,997,827

DFA ONE-YEAR FIXED INCOME PORTFOLIO

CONTINUED

		Face Amount	Value†
		(000)
Bank of Montreal, Floating Rate Note, SOFR + 0.200%, FRN
(r)	0.250%, 02/11/22	35,000	$35,014,831
Bank of Nova Scotia, Floating Rate Note, SOFR + 0.150%, FRN
(r)	0.200%, 06/15/22	66,000	66,014,385
(r)	0.200%, 08/19/22	41,500	41,502,587
Bank of Nova Scotia, Floating Rate Note, SOFR + 0.160%, FRN
(r)	0.210%, 07/08/22	50,000	50,012,907
Canadian Imperial Bank of Commerce, Floating Rate Note, SOFR + 0.160%, FRN
(r)	0.210%, 07/15/22	61,500	61,512,526
National Australia Bank Ltd, Floating Rate Note, SOFR + 0.100%, FRN
(r)Ω	0.150%, 05/06/22	21,000	21,000,000
Royal Bank of Canada
	0.200%, 10/11/22	40,000	39,996,651
Westpac Banking Corp., Floating Rate Note, 3M USD LIBOR + 0.010%, FRN
(r)Ω	0.135%, 02/07/22	20,000	20,000,059
Westpac Banking Corp., Floating Rate Note, SOFR + 0.130%, FRN
(r)	0.180%, 09/22/22	60,000	59,985,691
Westpac Banking Corp., Floating Rate Note, SOFR + 0.170%, FRN
(r)	0.220%, 04/19/22	22,000	22,008,207

TOTAL CERTIFICATES OF DEPOSIT			513,296,035

U.S. TREASURY OBLIGATIONS — (31.4%)
U.S. Treasury Notes
	0.125%, 08/31/23	76,000	75,563,594
#	0.125%, 09/15/23	566,000	562,396,170
#	0.250%, 09/30/23	567,000	564,696,562
#	0.125%, 10/15/23	569,000	564,976,994
U.S. Treasury Notes, Floating Rate Note, 3M USTMMR + 0.029%, FRN
#(r)	0.084%, 07/31/23	38,000	37,999,326

		Face Amount	Value†
		(000)
U.S. Treasury Notes, Floating Rate Note, 3M USTMMR + 0.034%, FRN
#(r)	0.089%, 04/30/23	178,000	$178,010,911

TOTAL U.S. TREASURY OBLIGATIONS			1,983,643,557

TOTAL INVESTMENT SECURITIES (Cost $3,721,396,353)			3,720,332,949

COMMERCIAL PAPER — (33.7%)
Banque Et Caisse d’Epargne de l’Etat
	0.070%, 12/01/21	17,000	16,998,753
	0.071%, 12/02/21	80,000	79,993,955
BNG Bank NV
Ω	0.076%, 11/16/21	81,000	80,997,084
Ω	0.061%, 11/05/21	38,000	37,999,520
Caisse des Depots et Consignations
Ω	0.140%, 01/04/22	41,250	41,240,788
CDP Financial, Inc.
Ω	0.140%, 11/01/21	30,000	29,999,845
Ω	0.130%, 11/08/21	10,000	9,999,814
Ω	0.091%, 11/05/21	90,000	89,998,862
Ω	0.101%, 11/09/21	45,000	44,999,079
Commonwealth Bank of Australia, Floating Rate Note, SOFR + 0.130%, FRN
(r)Ω	0.180%, 09/29/22	34,000	33,994,730
DNB Bank ASA
Ω	0.162%, 11/23/21	40,000	39,998,667
Ω	0.122%, 12/01/21	50,000	49,997,663
Ω	0.112%, 12/06/21	30,000	29,998,322
Ω	0.117%, 11/18/21	27,000	26,999,310
Ω	0.096%, 12/09/21	23,250	23,248,570
Erste Abwicklungsanstalt
Ω	0.070%, 11/08/21	53,000	52,998,719
Ω	0.070%, 11/17/21	15,000	14,999,264
Ω	0.081%, 12/13/21	53,000	52,994,038
Export Development Canada
	0.061%, 11/04/21	28,500	28,499,715
FMS Wertmanagement
Ω	0.100%, 11/17/21	80,000	79,996,495
Ω	0.101%, 11/24/21	66,000	65,995,853
Ω	0.095%, 01/12/22	24,000	23,994,000
Kingdom of Denmark
	0.051%, 11/04/21	40,000	39,999,600
	0.050%, 11/04/21	40,000	39,999,600

DFA ONE-YEAR FIXED INCOME PORTFOLIO

CONTINUED

		Face Amount	Value†
		(000)
Kreditanstalt fuer Wiederaufbau
Ω	0.081%, 11/01/21	19,750	$19,749,901
Ω	0.091%, 11/02/21	70,000	69,999,533
Nederlandse Waterschapsbank NV
Ω	0.081%, 12/06/21	12,000	11,998,733
Nordea Bank Abp
Ω	0.105%, 12/01/21	20,000	19,998,533
Ω	0.127%, 12/20/21	53,000	52,993,875
Ω	0.075%, 12/20/21	35,000	34,995,955
NRW Bank
Ω	0.095%, 12/03/21	50,000	49,995,966
Oesterreichische Kontrollbank AG
	0.051%, 11/03/21	25,800	25,799,771
Province of Alberta Canada
Ω	0.200%, 01/12/22	10,600	10,598,344
Ω	0.140%, 12/07/21	48,500	48,495,271
Ω	0.085%, 12/01/21	22,000	21,998,185
PSP Capital, Inc.
Ω	0.152%, 11/10/21	50,000	49,998,867
Ω	0.090%, 11/29/21	42,500	42,497,072
Ω	0.091%, 12/02/21	35,000	34,997,355
Queensland Treasury Corp.
	0.090%, 01/04/22	6,000	5,999,196
	0.090%, 01/28/22	45,250	45,240,850
	0.101%, 01/31/22	93,250	93,230,521
Sanofi
Ω	0.070%, 12/28/21	82,000	81,989,067
Ω	0.060%, 12/30/21	11,000	10,998,466

		Face Amount	Value†
		(000)
Skandinaviska Enskilda Banken AB
Ω	0.193%, 12/16/21	65,000	$64,993,414
Ω	0.095%, 12/16/21	57,000	56,994,224
Ω	0.095%, 12/22/21	50,000	49,994,150
Svenska Handelsbanken AB
Ω	0.100%, 01/28/22	32,750	32,743,294
Swedbank AB
	0.120%, 12/22/21	61,250	61,244,671
	0.140%, 12/20/21	20,000	19,998,353
	0.100%, 11/30/21	20,000	19,999,093
	0.090%, 12/16/21	40,000	39,997,013
	0.085%, 12/20/21	12,000	11,999,012

TOTAL COMMERCIAL PAPER (Cost $2,125,450,908)			2,125,480,931

		Shares
TEMPORARY CASH INVESTMENTS — (0.1%)
	State Street Institutional U.S. Government Money Market Fund 0.025%	3,737,401	3,737,401

SECURITIES LENDING COLLATERAL — (7.3%)
@§	The DFA Short Term Investment Fund	40,147,800	464,510,048

TOTAL INVESTMENTS — (100.0%) (Cost $6,315,087,151)			$6,314,061,329

Summary of the Portfolio’s investments as of October 31, 2021, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Bonds	—	$1,223,393,357	—	$1,223,393,357
Certificates of Deposit	—	513,296,035	—	513,296,035
U.S. Treasury Obligations	—	1,983,643,557	—	1,983,643,557
Commercial Paper	—	2,125,480,931	—	2,125,480,931
Temporary Cash Investments	$3,737,401	—	—	3,737,401
Securities Lending Collateral	—	464,510,048	—	464,510,048

TOTAL	$3,737,401	$6,310,323,928	—	$6,314,061,329

See accompanying Notes to Financial Statements.

DFA TWO-YEAR GLOBAL FIXED INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS

October 31, 2021

		Face Amount^	Value†
		(000)
BONDS — (55.2%)
AUSTRALIA — (3.4%)
Australia & New Zealand Banking Group Ltd., Floating Rate Note, 3M Swap + 0.900%, FRN
(r) 0.915%, 05/09/23	AUD	29,000	$22,050,176
Commonwealth Bank of Australia, Floating Rate Note
(r) 3M Swap + 0.880%, FRN, 0.922%, 07/25/22	AUD	17,500	13,235,667
(r) 3M Swap + 0.930%, FRN, 0.946%, 08/16/23	AUD	35,640	27,140,254
National Australia Bank Ltd.
0.875%, 01/20/22	EUR	700	811,626
National Australia Bank Ltd., Floating Rate Note
(r) 3M USD LIBOR + 0.710%, FRN, 0.834%, 11/04/21		2,507	2,507,100
(r) 3M Swap + 0.800%, FRN, 0.813%, 02/10/23	AUD	47,626	36,100,046
(r) 3M Swap + 0.900%, FRN, 0.916%, 05/16/23	AUD	22,000	16,719,768
(r) 3M Swap + 0.930%, FRN, 0.947%, 09/26/23	AUD	67,500	51,400,099
New South Wales Treasury Corp.
5.000%, 08/20/24	AUD	11,000	9,104,311
Westpac Banking Corp.
2.625%, 12/14/22	GBP	10,000	13,952,730
Westpac Banking Corp., Floating Rate Note, 3M Swap + 0.810%, FRN
(r) 0.851%, 10/27/22	AUD	5,000	3,785,057

TOTAL AUSTRALIA			196,806,834

AUSTRIA — (0.3%)
Oesterreichische Kontrollbank	AG
0.500%, 09/16/24		18,200	18,022,914

BELGIUM — (0.0%)
Dexia Credit Local SA
1.125%, 06/15/22	GBP	400	549,527

		Face Amount^	Value†
		(000)
CANADA — (19.4%)
Bank of Montreal
2.890%, 06/20/23	CAD	179,000	$148,561,611
Bank of Nova Scotia
2.980%, 04/17/23	CAD	89,000	73,821,243
2.290%, 06/28/24	CAD	10,000	8,247,253
Canadian Government Bond
0.250%, 08/01/23	CAD	10,000	7,972,689
2.250%, 03/01/24	CAD	25,000	20,720,144
0.250%, 04/01/24	CAD	23,000	18,188,324
Canadian Imperial Bank of Commerce
2.970%, 07/11/23	CAD	153,000	127,231,319
Province of Alberta Canada
2.650%, 09/01/23	CAD	65,000	53,954,832
3.100%, 06/01/24	CAD	25,000	21,084,155
Province of British Columbia Canada
3.300%, 12/18/23	CAD	15,000	12,657,523
Province of Manitoba Canada
2.550%, 06/02/23	CAD	115,000	95,081,286
Province of Ontario Canada
2.850%, 06/02/23	CAD	100,000	83,065,611
2.600%, 09/08/23	CAD	25,000	20,733,072
Province of Ontario Canada, Floating Rate Note, 3M CDOR + 0.150%, FRN
(r) 0.600%, 06/27/22	CAD	66,300	53,700,000
Province of Quebec Canada
3.000%, 09/01/23	CAD	25,000	20,889,019
2.250%, 02/22/24	CAD	56,500	46,715,676
PSP Capital, Inc.
2.090%, 11/22/23	CAD	13,000	10,692,437
Royal Bank of Canada
2.949%, 05/01/23	CAD	105,000	87,102,658
2.333%, 12/05/23	CAD	76,000	62,652,715
Toronto-Dominion Bank
3.005%, 05/30/23	CAD	71,500	59,412,710
2.850%, 03/08/24	CAD	119,000	98,911,538

TOTAL CANADA			1,131,395,815

FINLAND — (0.7%)
Nordea Bank Abp, Floating Rate Note, 3M EURIBOR + 0.500%, FRN
(r) 0.000%, 02/07/22	EUR	25,445	29,455,303

DFA TWO-YEAR GLOBAL FIXED INCOME PORTFOLIO

CONTINUED

		Face Amount^	Value†
		(000)
FINLAND — (Continued)
OP Corporate Bank PLC, Floating Rate Note, 3M EURIBOR + 0.750%, FRN
(r) 0.207%, 06/13/22	EUR	11,900	$13,818,054

TOTAL FINLAND			43,273,357

FRANCE — (1.9%)
Bpifrance SACA
0.750%, 07/22/22	GBP	20,400	27,945,515
Dexia Credit Local SA
0.500%, 07/22/23	GBP	500	678,852
Sanofi
1.125%, 03/10/22	EUR	1,000	1,157,942
0.000%, 03/21/22	EUR	4,400	5,092,402
0.000%, 09/13/22	EUR	9,800	11,360,225
SNCF Reseau
5.500%, 12/01/21	GBP	32,992	45,338,964
TotalEnergies Capital Canada Ltd
1.125%, 03/18/22	EUR	2,500	2,907,033
TotalEnergies Capital International SA
2.125%, 11/19/21	EUR	16,800	19,443,714

TOTAL FRANCE			113,924,647

GERMANY — (4.2%)
Allianz Finance II BV
3.500%, 02/14/22	EUR	3,600	4,209,175
FMS Wertmanagement
1.125%, 09/07/23	GBP	2,200	3,022,644
FMS Wertmanagement, Floating Rate Note, SONIO/N + 0.280%, FRN
(r) 0.329%, 01/14/22	GBP	20,000	27,383,155
Kreditanstalt fuer Wiederaufbau
0.125%, 06/03/22	SEK	126,000	14,682,345
1.250%, 08/28/23	NOK	910,370	107,646,061
1.625%, 04/03/24	NOK	252,900	30,023,249
1.500%, 07/24/24	AUD	15,200	11,457,278
Land Baden-Wuerttemberg, Floating Rate Note, 6M EURIBOR + 0.700%, FRN
(r) 0.182%, 01/23/23	EUR	5,000	5,834,100
Landeskreditbank Baden-Wuerttemberg Foerderbank, Floating Rate Note, SOFR + 0.350%, FRN
(r) 0.399%, 03/15/22		28,200	28,219,683

			Face Amount^	Value†
			(000)
	GERMANY — (Continued)
	Landwirtschaftliche Rentenbank
	5.375%, 04/23/24	NZD	1,650	$1,264,379
	NRW Bank
	0.000%, 02/01/22	EUR	2,000	2,314,728
	1.600%, 07/31/24	AUD	4,000	3,007,971
	State of Brandenburg, Floating Rate Note, 3M EURIBOR + 0.400%, FRN
(r)	0.000%, 11/28/22	EUR	4,000	4,652,160

	TOTAL GERMANY			243,716,928

	JAPAN — (0.7%)
	Toyota Motor Credit Corp.
	0.750%, 07/21/22	EUR	17,419	20,308,769
	Toyota Motor Finance Netherlands BV
	0.250%, 01/10/22	EUR	15,692	18,164,439

	TOTAL JAPAN			38,473,208

	NETHERLANDS — (1.4%)
	Cooperatieve Rabobank UA
	2.250%, 03/23/22	GBP	1,445	1,991,003
	Nederlandse Waterschapsbank NV, Floating Rate Note
(r)Ω	3M USD LIBOR + 0.070%, FRN, 0.186%, 12/15/21		50,000	50,005,312
(r)	3M USD LIBOR + 0.070%, FRN, 0.186%, 12/15/21		23,000	23,002,444
	Shell International Finance BV
	1.250%, 03/15/22	EUR	2,882	3,352,514
	1.000%, 04/06/22	EUR	2,836	3,298,480

	TOTAL NETHERLANDS			81,649,753

	NEW ZEALAND — (1.8%)
	New Zealand Government Bond
	5.500%, 04/15/23	NZD	96,000	72,663,909
	0.500%, 05/15/24	NZD	38,000	26,187,309
	New Zealand Local Government Funding Agency Bond
	5.500%, 04/15/23	NZD	9,680	7,281,366
	2.250%, 04/15/24	NZD	3,200	2,281,283

	TOTAL NEW ZEALAND			108,413,867

DFA TWO-YEAR GLOBAL FIXED INCOME PORTFOLIO

CONTINUED

			Face Amount^	Value†
			(000)
	NORWAY — (4.9%)
	DNB Bank ASA, Floating Rate Note, 3M EURIBOR + 0.750%, FRN
(r)	0.202%, 07/25/22	EUR	9,100	$10,574,827
	Equinor ASA
	0.875%, 02/17/23	EUR	4,758	5,566,471
	Kommunalbanken AS
	1.500%, 04/19/22	NOK	100,000	11,867,683
	Kommunalbanken AS, Floating Rate Note, 3M USD LIBOR + 0.080%, FRN
(r)Ω	0.208%, 02/24/22		85,000	85,020,699
	Norway Government Bond
Ω	2.000%, 05/24/23	NOK	88,000	10,556,479
Ω	3.000%, 03/14/24	NOK	1,312,000	161,124,142

	TOTAL NORWAY			284,710,301

	SINGAPORE — (0.1%)
	DBS Bank Ltd., Floating Rate Note, 3M Swap + 0.630%, FRN
(r)	0.642%, 09/13/22	AUD	2,000	1,511,101
	Temasek Financial I Ltd.
	0.500%, 03/01/22	EUR	2,000	2,317,775

	TOTAL SINGAPORE			3,828,876

SUPRANATIONAL ORGANIZATION OBLIGATIONS — (11.1%)
	African Development Bank
	5.250%, 03/23/22	AUD	13,000	9,972,723
	African Development Bank, Floating Rate Note, 3M USD LIBOR + 0.010%, FRN
(r)	0.126%, 12/15/21		50,000	50,005,081
	Asian Development Bank
	3.500%, 05/30/24	NZD	91,000	66,852,430
	Asian Development Bank, Floating Rate Note
(r)	3M USD LIBOR + 0.010%, FRN, 0.126%, 12/15/21		84,000	84,003,365
(r)	SONIO/N + 0.260%, FRN, 0.308%, 02/01/22	GBP	5,000	6,846,284
	EUROFIMA, Floating Rate Note, 3M USD LIBOR + 0.090%, FRN
(r)	0.215%, 11/15/21		27,500	27,500,715

		Face Amount^	Value†
		(000)
SUPRANATIONAL ORGANIZATION OBLIGATIONS — (Continued)
European Bank for Reconstruction & Development, Floating Rate Note
(r) SOFR + 0.260%, FRN, 0.309%, 08/19/22		33,957	$34,012,010
(r) SONIO/N + 0.250%, FRN, 0.300%, 02/27/23	GBP	6,000	8,228,714
(r) SOFR + 0.260%, FRN, 0.309%, 03/13/23		28,900	28,967,915
European Investment Bank
4.250%, 12/07/21	GBP	1,674	2,299,701
1.500%, 05/12/22	NOK	225,000	26,722,955
2.375%, 07/06/23	CAD	36,762	30,380,038
0.750%, 07/14/23	GBP	9,500	12,968,887
1.500%, 01/26/24	NOK	139,830	16,573,626
1.750%, 07/30/24	CAD	35,000	28,589,305
European Investment Bank, Floating Rate Note, SONIO/N + 0.280%, FRN
(r) 0.329%, 01/10/22	GBP	13,947	19,095,537
Inter-American Development Bank
4.750%, 08/27/24	AUD	2,500	2,051,537
International Bank for Reconstruction & Development
2.200%, 01/18/22	CAD	15,000	12,166,290
2.500%, 08/03/23	CAD	43,500	36,002,085
2.500%, 01/24/24	NZD	60,357	43,362,170
International Bank for Reconstruction & Development, Floating Rate Note, SOFR + 0.130%, FRN
(r) 0.179%, 01/13/23		15,000	15,010,950
International Finance Corp.
2.625%, 09/07/23	NZD	15,184	10,960,715
International Finance Corp., Floating Rate Note
(r) 3M USD LIBOR + 0.180%, FRN, 0.296%, 12/15/21		15,000	15,003,449
(r) SONIO/N + 0.250%, FRN, 0.299%, 01/18/22	GBP	15,000	20,536,695
Nordic Investment Bank
1.875%, 04/10/24	NOK	100,000	11,928,053

DFA TWO-YEAR GLOBAL FIXED INCOME PORTFOLIO

CONTINUED

			Face Amount^	Value†
			(000)
SUPRANATIONAL ORGANIZATION OBLIGATIONS — (Continued)
	0.375%, 09/20/24		26,750	$26,413,774

	TOTAL SUPRANATIONAL ORGANIZATION OBLIGATIONS			646,455,004

	SWEDEN — (3.5%)
	Skandinaviska Enskilda Banken AB
Ω	0.650%, 09/09/24		33,603	33,256,217
	Svensk Exportkredit AB
	0.625%, 10/07/24		36,400	36,129,300
	Svensk Exportkredit AB, Floating Rate Note
(r)	3M USD LIBOR + 0.120%, FRN, 0.234%, 12/13/21		26,050	26,054,125
(r)	SOFR + 1.000%, FRN, 1.049%, 12/19/22		44,000	44,451,880
(r)	SOFR + 1.000%, FRN, 1.049%, 05/25/23		40,000	40,551,918
	Svenska Handelsbanken AB
	0.250%, 02/28/22	EUR	7,000	8,111,582
	Swedbank AB
	1.625%, 12/28/22	GBP	5,748	7,935,119
Ω	0.600%, 09/25/23		7,000	6,981,657

	TOTAL SWEDEN			203,471,798

	SWITZERLAND — (0.2%)
	Nestle Finance International Ltd.
	0.750%, 11/08/21	EUR	4,249	4,912,826
	Novartis Finance SA
	0.750%, 11/09/21	EUR	5,700	6,590,649

	TOTAL SWITZERLAND			11,503,475

	UNITED KINGDOM — (0.2%)
	Network Rail Infrastructure Finance PLC
	3.000%, 09/07/23	GBP	2,192	3,116,300
	United Kingdom Gilt
	2.250%, 09/07/23	GBP	5,800	8,168,543

	TOTAL UNITED KINGDOM			11,284,843

	UNITED STATES — (1.4%)
	3M Co.
	1.875%, 11/15/21	EUR	1,400	1,619,743
	0.375%, 02/15/22	EUR	2,000	2,313,188

			Face Amount^	Value†
			(000)
UNITED STATES — (Continued)
	Chevron Corp., Floating Rate Note, 3M USD LIBOR + 0.530%, FRN
(r)	0.655%, 11/15/21		6,000	$6,001,081
	Johnson & Johnson
	0.250%, 01/20/22	EUR	30,363	35,133,460
	Pfizer, Inc.
	0.250%, 03/06/22	EUR	13,190	15,276,884
	Procter & Gamble Co.
	2.000%, 11/05/21	EUR	20,124	23,267,994
	Walmart, Inc.
	1.900%, 04/08/22	EUR	500	580,536

	TOTAL UNITED STATES			84,192,886

	TOTAL BONDS			3,221,674,033

CERTIFICATES OF DEPOSIT — (0.4%)
	AUSTRALIA — (0.4%)
	Westpac Banking Corp., Floating Rate Note
(r)Ω	3M USD LIBOR + 0.010%, FRN, 0.135%, 02/07/22		25,000	25,000,073

	U.S. TREASURY OBLIGATIONS — (30.1%)
	U.S. Treasury Notes
#	0.250%, 09/30/23		205,000	204,167,187
	0.125%, 10/15/23		560,850	556,884,617
	0.375%, 07/15/24		125,000	123,881,836
	0.375%, 08/15/24		100,000	99,062,500
	0.375%, 09/15/24		10,000	9,898,438
	U.S. Treasury Notes, Floating Rate Note
(r)	3M USTMMR + 0.034%, FRN, 0.089%, 04/30/23		548,500	548,533,623
#(r)	3M USTMMR + 0.029%, FRN, 0.084%, 07/31/23		214,500	214,496,193

	TOTAL U.S. TREASURY OBLIGATIONS			1,756,924,394

	TOTAL INVESTMENT SECURITIES (Cost $4,976,759,202)			5,003,598,500

COMMERCIAL PAPER — (11.0%)
	BNG Bank NV
	0.076%, 11/16/21		50,000	49,998,200

DFA TWO-YEAR GLOBAL FIXED INCOME PORTFOLIO

CONTINUED

	Face Amount^	Value†
	(000)
Caisse des Depots et Consignations
0.140%, 01/04/22	8,000	$7,998,213
Cooperatieve Rabobank UA
0.110%, 12/08/21	25,000	24,998,056
DNB Bank ASA
0.090%, 11/04/21	34,500	34,499,770
Erste Abwicklungsanstalt
0.080%, 11/01/21	47,250	47,249,677
FMS Wertmanagement
0.100%, 12/15/21	44,750	44,744,683
Kingdom of Denmark
0.050%, 11/04/21	40,000	39,999,600
Nederlandse Waterschapsbank NV
0.090%, 11/23/21	50,000	49,996,632
0.091%, 12/29/21	20,000	19,996,577
Nordea Bank Abp
0.110%, 11/24/21	22,000	21,998,761
0.070%, 12/13/21	4,000	3,999,600
NRW Bank
0.071%, 11/16/21	40,000	39,998,600
Queensland Treasury Corp.
0.081%, 11/17/21	75,000	74,997,625

	Face Amount^	Value†
	(000)
0.090%, 01/04/22	20,000	$19,997,320
0.090%, 01/28/22	50,000	49,989,889
Skandinaviska Enskilda Banken AB
0.080%, 11/08/21	6,000	5,999,883
0.095%, 12/22/21	15,000	14,998,245
Skandinaviska Enskilda Banken AG
0.193%, 11/01/21	55,000	54,999,679
Swedbank AB
0.110%, 12/01/21	35,000	34,998,364

TOTAL COMMERCIAL PAPER (Cost $641,456,849)		641,459,374

	Shares
SECURITIES LENDING COLLATERAL — (3.3%)
@§ The DFA Short Term Investment Fund	16,551,914	191,505,647

TOTAL INVESTMENTS — (100.0%) (Cost $5,809,713,957)		$5,836,563,521

As of October 31, 2021, DFA Two-Year Global Fixed Income Portfolio had entered into the following forward currency contracts and the net unrealized forward currency gain (loss) is reflected in the accompanying financial statements:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Foreign Exchange Appreciation (Depreciation)
USD	82,030,090	GBP	59,826,885	HSBC Bank	11/08/21	$153,400
USD	115,165,718	CAD	142,181,281	State Street Bank and Trust	12/30/21	262,742
USD	53,195,106	EUR	45,635,491	Bank of America Corp.	01/04/22	349,739
USD	52,118,043	GBP	37,997,519	HSBC Bank	01/13/22	100,466
USD	69,967,541	EUR	60,172,225	Morgan Stanley and Co. International	01/13/22	276,084
USD	147,979,869	EUR	126,654,755	State Street Bank and Trust	01/19/22	1,270,504
USD	114,640,407	NOK	961,335,075	Goldman Sachs International	01/20/22	932,611
USD	101,448,749	CAD	125,163,185	HSBC Bank	01/20/22	301,212
USD	104,103,556	CAD	128,603,224	HSBC Bank	01/24/22	177,439
USD	114,824,093	CAD	141,926,161	State Street Bank and Trust	01/25/22	131,907
USD	102,713,288	NOK	863,451,708	HSBC Bank	01/26/22	593,092

Total Appreciation						$4,549,196
USD	15,519,538	CAD	19,353,640	BNY Mellon	11/02/21	$(118,491)
USD	100,103,461	CAD	126,516,890	Morgan Stanley and Co. International	11/02/21	(2,124,067)
CAD	145,870,530	USD	118,159,618	State Street Bank and Trust	11/02/21	(294,062)
USD	59,502,821	AUD	82,275,789	Bank of America Corp.	11/04/21	(2,389,742)
USD	82,396,082	NOK	709,446,330	Bank of America Corp.	11/08/21	(1,581,230)
USD	32,081,327	CAD	39,922,805	BNY Mellon	11/08/21	(176,737)
USD	100,436,081	CAD	127,193,760	UBS AG	11/08/21	(2,337,869)
USD	108,851,162	CAD	137,709,009	Barclays Capital	11/15/21	(2,418,787)

DFA TWO-YEAR GLOBAL FIXED INCOME PORTFOLIO

CONTINUED

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Foreign Exchange Appreciation (Depreciation)
GBP	48,779,418	USD	66,804,311	HSBC Bank	12/22/21	$(32,535)
USD	7,696,803	GBP	5,724,212	Morgan Stanley and Co. International	12/22/21	(138,792)
USD	58,634,928	GBP	43,055,206	State Street Bank and Trust	12/22/21	(301,252)
USD	60,261,206	AUD	80,353,460	Bank of America Corp.	12/31/21	(198,477)
USD	7,403,032	AUD	9,921,366	State Street Bank and Trust	12/31/21	(62,019)
EUR	45,635,491	USD	53,006,855	HSBC Bank	01/04/22	(161,488)
USD	102,099,795	CAD	128,716,139	Morgan Stanley and Co. International	01/04/22	(1,924,595)
USD	99,455,854	CAD	125,195,208	Bank of America Corp.	01/05/22	(1,722,687)
USD	73,836,580	EUR	63,841,487	Bank of America Corp.	01/05/22	(92,618)
EUR	2,002,446	USD	2,325,811	HSBC Bank	01/05/22	(6,954)
USD	29,399,417	CAD	37,018,099	State Street Bank and Trust	01/05/22	(517,361)
USD	546,529	AUD	747,579	Australia & New Zealand Banking Group Ltd.	01/06/22	(15,974)
USD	11,631,020	AUD	15,476,994	Bank of America Corp.	01/06/22	(14,377)
USD	57,717,167	AUD	78,986,978	HSBC Bank	01/06/22	(1,715,222)
USD	106,033,918	CAD	133,941,314	Morgan Stanley and Co. International	01/06/22	(2,212,565)
USD	7,127,091	AUD	9,543,541	State Street Bank and Trust	01/06/22	(53,782)
USD	81,604,633	NOK	698,153,261	Bank of America Corp.	01/07/22	(990,973)
GBP	35,822,116	USD	49,058,395	Bank of America Corp.	01/07/22	(17,508)
USD	48,826,268	GBP	35,822,116	HSBC Bank	01/07/22	(214,620)
USD	14,444,033	SEK	126,177,227	Morgan Stanley and Co. International	01/07/22	(265,088)
USD	115,849,393	CAD	145,230,826	State Street Bank and Trust	01/07/22	(1,520,466)
USD	82,533,002	GBP	60,578,282	HSBC Bank	01/12/22	(397,417)
GBP	2,575,989	USD	3,527,435	HSBC Bank	01/12/22	(960)
USD	110,243,336	NZD	157,040,000	Morgan Stanley and Co. International	01/13/22	(2,156,009)
EUR	7,304,740	USD	8,498,722	BNY Mellon	01/19/22	(37,344)
EUR	12,767,433	USD	14,857,625	JP Morgan	01/19/22	(68,587)
USD	121,654,551	NZD	170,309,627	Morgan Stanley and Co. International	01/19/22	(225,788)
USD	105,318,804	CAD	130,742,458	State Street Bank and Trust	01/26/22	(335,344)

Total (Depreciation)						$(26,841,787)

Total Appreciation (Depreciation)						$(22,292,591)

Summary of the Portfolio’s investments as of October 31, 2021, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Bonds
Australia	—	$196,806,834	—	$196,806,834
Austria	—	18,022,914	—	18,022,914
Belgium	—	549,527	—	549,527
Canada	—	1,131,395,815	—	1,131,395,815
Finland	—	43,273,357	—	43,273,357
France	—	113,924,647	—	113,924,647
Germany	—	243,716,928	—	243,716,928
Japan	—	38,473,208	—	38,473,208
Netherlands	—	81,649,753	—	81,649,753
New Zealand	—	108,413,867	—	108,413,867
Norway	—	284,710,301	—	284,710,301
Singapore	—	3,828,876	—	3,828,876
Supranational Organization Obligations	—	646,455,004	—	646,455,004

DFA TWO-YEAR GLOBAL FIXED INCOME PORTFOLIO

CONTINUED

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Sweden	—	$203,471,798	—	$203,471,798
Switzerland	—	11,503,475	—	11,503,475
United Kingdom	—	11,284,843	—	11,284,843
United States	—	84,192,886	—	84,192,886
Certificates of Deposit Australia	—	25,000,073	—	25,000,073
U.S. Treasury Obligations	—	1,756,924,394	—	1,756,924,394
Commercial Paper	—	641,459,374	—	641,459,374
Securities Lending Collateral	—	191,505,647	—	191,505,647
Forward Currency Contracts**	—	(22,292,591)	—	(22,292,591)

TOTAL	—	$5,814,270,930	—	$5,814,270,930

**	Valued at the unrealized appreciation/(depreciation) on the investment.

See accompanying Notes to Financial Statements.

DFA SELECTIVELY HEDGED GLOBAL FIXED INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS

October 31, 2021

			Face Amount^	Value†
			(000)
BONDS — (98.5%)
AUSTRALIA — (7.5%)
ANZ New Zealand International Ltd.
Ω	1.250%, 06/22/26		2,500	$2,459,701
Australia & New Zealand Banking Group Ltd., Floating Rate Note
(r)	3M Swap + 1.030%, FRN, 1.042%, 12/06/23	AUD	500	381,930
(r)	3M Swap + 0.760%, FRN, 0.794%, 01/16/25	AUD	9,700	7,363,640
Australia Government Bond
	0.250%, 11/21/25	AUD	23,600	16,898,050
	4.250%, 04/21/26	AUD	2,000	1,681,967
Commonwealth Bank of Australia
	0.500%, 07/11/22	EUR	3,000	3,491,443
Ω	1.125%, 06/15/26		3,000	2,952,531
Commonwealth Bank of Australia, Floating Rate Note, 3M Swap + 0.930%, FRN
(r)	0.946%, 08/16/23	AUD	2,000	1,523,022
Glencore Funding LLC
#Ω	4.125%, 03/12/24		825	876,453
Ω	4.625%, 04/29/24		1,200	1,295,142
Ω	1.625%, 04/27/26		5,000	4,944,656
National Australia Bank Ltd., Floating Rate Note
(r)	3M Swap + 1.040%, FRN, 1.053%, 02/26/24	AUD	4,000	3,056,173
(r)	3M Swap + 0.920%, FRN, 0.933%, 06/19/24	AUD	2,000	1,525,335
(r)	3M Swap + 0.770%, FRN, 0.810%, 01/21/25	AUD	7,760	5,893,031
New South Wales Treasury Corp.
	4.000%, 05/20/26	AUD	3,900	3,226,444
Treasury Corp. of Victoria
	0.500%, 11/20/25	AUD	4,000	2,874,121
Westpac Banking Corp.
	0.250%, 01/17/22	EUR	3,000	3,473,549
	2.850%, 05/13/26		2,790	2,962,646
	1.150%, 06/03/26		12,970	12,808,913

			Face Amount^	Value†
			(000)
	AUSTRALIA — (Continued)
	Westpac Banking Corp., Floating Rate Note, 3M Swap + 0.880%, FRN
(r)	0.896%, 08/16/24	AUD	17,200	$13,110,785

	TOTAL AUSTRALIA			92,799,532

	AUSTRIA — (0.0%)
	Oesterreichische Kontrollbank AG
#	0.500%, 02/02/26		300	291,807

	BELGIUM — (0.6%)
	Dexia Credit Local SA
	0.250%, 06/02/22	EUR	2,000	2,322,126
	1.125%, 06/15/22	GBP	2,000	2,747,634
Ω	1.125%, 04/09/26		300	297,504
	Euroclear Bank SA
	0.250%, 09/07/22	EUR	1,404	1,632,165

	TOTAL BELGIUM			6,999,429

	CANADA — (20.8%)
	Bank of Montreal
	2.890%, 06/20/23	CAD	2,100	1,742,902
	2.280%, 07/29/24	CAD	5,500	4,510,702
	Bank of Montreal, Floating Rate Note, 3M Swap + 0.990%, FRN
(r)	1.002%, 09/07/23	AUD	4,250	3,241,206
	Bank of Nova Scotia
	1.900%, 12/02/21	CAD	4,000	3,236,199
	2.290%, 06/28/24	CAD	21,000	17,319,231
	1.050%, 03/02/26		6,600	6,464,856
	Canada Government International Bond
	0.750%, 05/19/26		8,000	7,854,640
	Canada Housing Trust No 1, Floating Rate Note
(r)Ω	3M CDOR - 0.050%, FRN, 0.400%, 03/15/24	CAD	4,000	3,247,182
(r)Ω	3M CDOR - 0.040%, FRN, 0.410%, 03/15/25	CAD	30,500	24,816,516
	Canadian Imperial Bank of Commerce
	2.970%, 07/11/23	CAD	28,500	23,699,952
	1.250%, 06/22/26		573	561,551
	Canadian Natural Resources Ltd.
	2.950%, 01/15/23		2,000	2,048,173
	3.900%, 02/01/25		1,110	1,187,374

DFA SELECTIVELY HEDGED GLOBAL FIXED INCOME PORTFOLIO

CONTINUED

			Face Amount^	Value†
			(000)
	CANADA — (Continued)
	Enbridge, Inc.
	4.000%, 10/01/23		3,000	$3,155,118
	Export Development Canada, Floating Rate Note
(r)	3M GBP LIBOR + 0.080%, FRN, 0.151%, 11/15/21	GBP	4,000	5,474,192
(r)	SONIO/N + 0.310%, FRN, 0.360%, 05/29/24	GBP	1,000	1,374,299
	Honda Canada Finance, Inc.
	2.488%, 12/19/22	CAD	5,000	4,103,790
	2.537%, 03/01/23	CAD	3,500	2,875,820
	HSBC Bank Canada
	2.542%, 01/31/23	CAD	5,000	4,113,647
	National Bank of Canada
	1.534%, 06/15/26	CAD	2,000	1,572,818
	Province of Alberta Canada
	2.650%, 09/01/23	CAD	3,500	2,905,260
	2.200%, 06/01/26	CAD	9,700	7,986,825
	Province of Manitoba Canada
	2.550%, 06/02/26	CAD	2,400	2,005,598
	Province of Ontario Canada
	0.625%, 01/21/26		15,500	15,139,780
	Province of Ontario Canada, Floating Rate Note, 3M CDOR + 0.050%, FRN
(r)	0.490%, 08/21/23	CAD	25,700	20,858,615
	Province of Quebec Canada
	3.000%, 09/01/23	CAD	8,500	7,102,266
	Province of Quebec Canada, Floating Rate Note, 3M CDOR + 0.405%, FRN
(r)	0.863%, 10/13/24	CAD	21,400	17,607,794
	PSP Capital, Inc.
Ω	1.000%, 06/29/26		7,821	7,727,162
	Royal Bank of Canada
	1.968%, 03/02/22	CAD	8,000	6,497,996
	2.949%, 05/01/23	CAD	9,500	7,880,717
	2.352%, 07/02/24	CAD	2,500	2,054,965
#	1.200%, 04/27/26		4,000	3,942,357
	Suncor Energy, Inc.
#	3.100%, 05/15/25		2,400	2,532,853
	Toronto-Dominion Bank
	0.750%, 01/06/26		4,740	4,621,170
	1.200%, 06/03/26		8,560	8,454,154
	Toronto-Dominion Bank, Floating Rate Note, 3M Swap + 1.000%, FRN
(r)	1.025%, 07/10/24	AUD	20,640	15,774,682

	TOTAL CANADA			255,692,362

			Face Amount^	Value†
			(000)
DENMARK — (0.0%)
Kommunekredit
	0.500%, 01/28/26		380	$369,219

FINLAND — (0.5%)
Nordea Bank Abp
	0.300%, 06/30/22	EUR	5,000	5,810,287
OP Corporate Bank PLC
	0.750%, 03/03/22	EUR	725	841,553

TOTAL FINLAND				6,651,840

FRANCE — (2.2%)
BPCE SA
Ω	1.000%, 01/20/26		2,000	1,947,872
Caisse d’Amortissement de la Dette Sociale
	0.625%, 02/18/26		10,400	10,161,595
Dexia Credit Local SA
	1.125%, 04/09/26		6,080	6,029,412
SFIL SA
	0.625%, 02/09/26		7,800	7,591,992
Societe Generale SA
Ω	1.375%, 07/08/25		1,000	992,965

TOTAL FRANCE				26,723,836

GERMANY — (5.7%)
Daimler Finance North America LLC
Ω	3.300%, 05/19/25		500	532,209
Ω	1.450%, 03/02/26		11,000	10,947,910
Deutsche Bank AG
#	3.700%, 05/30/24		748	791,117
Kreditanstalt fuer Wiederaufbau
	1.250%, 08/28/23	NOK	70,000	8,277,101
	1.625%, 04/03/24	NOK	10,000	1,187,159
	0.625%, 01/22/26		27,000	26,428,073
Landeskreditbank Baden-Wuerttemberg Foerderbank
	4.250%, 08/07/25	AUD	7,500	6,140,671
Landwirtschaftliche Rentenbank
	4.750%, 05/06/26	AUD	9,900	8,375,958
NRW Bank
	1.050%, 03/31/26	AUD	2,800	2,024,838
Siemens Financieringsmaatschappij NV
	1.200%, 03/11/26		1,500	1,484,796
Volkswagen Group of America Finance LLC
Ω	2.850%, 09/26/24		1,000	1,046,992
#Ω	4.625%, 11/13/25		1,000	1,112,938

DFA SELECTIVELY HEDGED GLOBAL FIXED INCOME PORTFOLIO

CONTINUED

			Face Amount^	Value†
			(000)
GERMANY — (Continued)
Volkswagen International Finance NV
	0.875%, 01/16/23	EUR	300	$351,161
VW Credit Canada, Inc.
	1.200%, 09/25/23	CAD	2,000	1,601,955

TOTAL GERMANY				70,302,878

IRELAND — (0.7%)
AerCap Ireland Capital DAC/AerCap Global Aviation Trust
#	2.875%, 08/14/24		5,000	5,181,344
	1.750%, 01/30/26		2,700	2,656,431
	4.450%, 04/03/26		150	163,481

TOTAL IRELAND				8,001,256

ITALY — (0.9%)
Enel Finance International NV
	5.000%, 09/14/22	EUR	2,000	2,420,303
Intesa Sanpaolo SpA
Ω	3.125%, 07/14/22		400	407,083
Republic of Italy Government International Bond
	6.875%, 09/27/23		2,500	2,777,647
	2.375%, 10/17/24		4,562	4,693,831
UniCredit SpA
Ω	7.830%, 12/04/23		500	564,501

TOTAL ITALY				10,863,365

JAPAN — (2.5%)
7-Eleven, Inc.
Ω	0.950%, 02/10/26		1,000	972,572
Daiwa Securities Group, Inc.
#Ω	3.129%, 04/19/22		700	708,643
Nissan Motor Acceptance Corp.
#Ω	2.000%, 03/09/26		7,495	7,429,658
Nissan Motor Co. Ltd.
Ω	3.522%, 09/17/25		500	526,027
Nomura Holdings, Inc.
	1.653%, 07/14/26		5,828	5,737,463
NTT Finance Corp.
Ω	1.162%, 04/03/26		4,000	3,940,041
	1.162%, 04/03/26		1,500	1,477,516
Sumitomo Mitsui Financial Group, Inc.
	0.948%, 01/12/26		600	584,876
	2.632%, 07/14/26		1,000	1,038,254
Toyota Credit Canada, Inc.
	2.020%, 02/28/22	CAD	4,000	3,248,319

			Face Amount^	Value†
			(000)
JAPAN — (Continued)
	3.040%, 07/12/23	CAD	6,000	$4,978,895
Toyota Motor Corp.
	1.339%, 03/25/26		163	162,892

TOTAL JAPAN				30,805,156

NETHERLANDS — (3.4%)
BNG Bank NV
	3.250%, 07/15/25	AUD	7,000	5,547,015
Ω	0.875%, 05/18/26		15,500	15,273,163
Cooperatieve Rabobank UA
	4.000%, 01/11/22	EUR	980	1,142,725
	4.750%, 06/06/22	EUR	1,367	1,629,461
LeasePlan Corp. NV
Ω	2.875%, 10/24/24		1,000	1,040,819
Nederlandse Waterschapsbank NV, Floating Rate Note, 3M USD LIBOR + 0.070%, FRN
(r)Ω	0.186%, 12/15/21		14,000	14,001,487
Shell International Finance BV
	1.250%, 03/15/22	EUR	647	752,629
	1.000%, 04/06/22	EUR	929	1,080,496
#	2.875%, 05/10/26		1,000	1,066,161

TOTAL NETHERLANDS				41,533,956

NEW ZEALAND — (0.3%)
New Zealand Government Bond
	5.500%, 04/15/23	NZD	5,500	4,163,037

NORWAY — (3.6%)
Aker BP ASA
Ω	2.875%, 01/15/26		1,300	1,356,689
Kommunalbanken AS
	4.250%, 07/16/25	AUD	90	73,726
	0.500%, 01/13/26		7,000	6,818,980
Norway Government Bond
Ω	3.000%, 03/14/24	NOK	270,000	33,158,170
Ω	1.750%, 03/13/25	NOK	20,000	2,386,250

TOTAL NORWAY				43,793,815

SINGAPORE — (0.3%)
DBS Bank Ltd., Floating Rate Note, 3M Swap + 0.630%, FRN
(r)	0.642%, 09/13/22	AUD	3,200	2,417,762
Temasek Financial I Ltd.
	0.500%, 03/01/22	EUR	320	370,844

DFA SELECTIVELY HEDGED GLOBAL FIXED INCOME PORTFOLIO

CONTINUED

		Face Amount^	Value†
		(000)
SINGAPORE — (Continued)
United Overseas Bank Ltd., Floating Rate Note, 3M Swap + 0.530%, FRN
(r) 0.572%, 07/25/22	AUD	1,000	$754,403

TOTAL SINGAPORE			3,543,009

SPAIN — (1.2%)
Banco Santander SA
3.848%, 04/12/23		2,000	2,089,303
Santander Holdings USA, Inc.
3.400%, 01/18/23		9,525	9,802,427
Telefonica Emisiones SA
0.750%, 04/13/22	EUR	2,200	2,556,241

TOTAL SPAIN			14,447,971

SUPRANATIONAL ORGANIZATION OBLIGATIONS — (12.6%)
African Development Bank
# 0.875%, 03/23/26		15,000	14,810,100
Asian Development Bank
0.500%, 02/04/26		13,000	12,659,599
0.500%, 05/05/26	AUD	5,400	3,822,536
Asian Development Bank, Floating Rate Note
(r) SONIO/N + 0.290%, FRN, 0.339%, 03/19/24	GBP	4,280	5,880,346
(r) FEDL01 + 0.250%, FRN, 0.330%, 05/28/24		10,000	10,031,844
Asian Infrastructure Investment Bank
1.000%, 05/06/26	AUD	200	144,734
European Bank for Reconstruction & Development
0.500%, 01/28/26		15,000	14,608,777
European Bank for Reconstruction & Development, Floating Rate Note
(r) SONIO/N + 0.300%, FRN, 0.350%, 02/28/24	GBP	1,800	2,473,970
(r) SOFR + 0.280%, FRN,
0.329%, 10/15/24		6,000	6,030,540
European Investment Bank
# 0.375%, 03/26/26		25,800	24,946,101
European Investment Bank, Floating Rate Note, SONIO/N + 0.350%, FRN
(r) 0.399%, 06/29/23	GBP	7,686	10,565,699

			Face Amount^	Value†
			(000)
SUPRANATIONAL ORGANIZATION OBLIGATIONS — (Continued)
	Inter-American Development Bank
	2.750%, 10/30/25	AUD	10,000	$7,810,777
	0.875%, 04/20/26		28,388	28,010,580
	International Bank for Reconstruction & Development
	0.500%, 05/18/26	AUD	1,800	1,273,572
	International Bank for Reconstruction & Development, Floating Rate Note, SOFR + 0.300%, FRN
(r)	0.349%, 08/06/24		2,500	2,512,600
	Nordic Investment Bank
	1.500%, 01/24/22	NOK	20,000	2,372,045
	1.875%, 04/10/24	NOK	47,890	5,712,345
#	0.500%, 01/21/26		2,000	1,942,046

	TOTAL SUPRANATIONAL ORGANIZATION OBLIGATIONS			155,608,211

	SWEDEN — (1.5%)
	Kommuninvest I Sverige AB
	0.250%, 06/01/22	SEK	57,430	6,697,156
	0.750%, 02/22/23	SEK	17,500	2,056,993
	Skandinaviska Enskilda Banken AB
	0.300%, 02/17/22	EUR	1,250	1,448,410
	1.250%, 08/05/22	GBP	2,000	2,748,236
	Svenska Handelsbanken AB
	0.250%, 02/28/22	EUR	4,600	5,330,468

	TOTAL SWEDEN			18,281,263

	SWITZERLAND — (1.3%)
	Credit Suisse Group AG
	3.750%, 03/26/25		5,207	5,573,257
	4.550%, 04/17/26		1,000	1,111,049
	Credit Suisse Group Funding Guernsey Ltd.
	1.250%, 04/14/22	EUR	1,000	1,163,962
	Novartis Finance SA
	0.750%, 11/09/21	EUR	1,200	1,387,505
	Roche Holdings, Inc.
Ω	0.991%, 03/05/26		2,550	2,500,522
	UBS Group AG
Ω	4.125%, 09/24/25		3,000	3,277,769
Ω	4.125%, 04/15/26		1,000	1,100,654

	TOTAL SWITZERLAND			16,114,718

DFA SELECTIVELY HEDGED GLOBAL FIXED INCOME PORTFOLIO

CONTINUED

			Face Amount^	Value†
			(000)
UNITED KINGDOM — (3.0%)
	AstraZeneca PLC
	0.700%, 04/08/26		9,900	$9,615,845
	Barclays PLC
	4.375%, 01/12/26		3,000	3,304,102
	BAT Capital Corp.
#	3.222%, 08/15/24		2,500	2,628,947
	BAT International Finance PLC
	0.875%, 10/13/23	EUR	3,000	3,515,109
#	1.668%, 03/25/26		1,000	988,923
	British Telecommunications PLC
	0.500%, 06/23/22	EUR	400	463,870
	1.125%, 03/10/23	EUR	2,550	2,995,436
	CNH Industrial Capital LLC
	4.375%, 04/05/22		3,700	3,756,008
	4.200%, 01/15/24		380	405,376
	HSBC Holdings PLC
	3.196%, 12/05/23	CAD	4,000	3,332,805
	4.300%, 03/08/26		1,000	1,101,297
	Natwest Group PLC
	4.800%, 04/05/26		4,000	4,484,780

	TOTAL UNITED KINGDOM			36,592,498

	UNITED STATES — (29.9%)
	Aircastle Ltd.
Ω	5.250%, 08/11/25		7,500	8,288,235
	Amazon.com, Inc.
#	1.000%, 05/12/26		29,310	29,057,780
	American International Group, Inc.
	4.125%, 02/15/24		307	328,705
	Ameriprise Financial, Inc.
#	2.875%, 09/15/26		1,000	1,060,048
	Amgen, Inc.
	2.600%, 08/19/26		2,000	2,089,405
	Anthem, Inc.
#	1.500%, 03/15/26		3,000	3,000,991
	Apple, Inc.
#	0.700%, 02/08/26		180	176,442
	3.250%, 02/23/26		3,000	3,234,941
	Ares Capital Corp.
	3.250%, 07/15/25		6,314	6,566,970
	2.150%, 07/15/26		500	495,156
	Assurant, Inc.
	4.200%, 09/27/23		1,500	1,587,431
	AT&T, Inc.
	2.500%, 03/15/23	EUR	5,000	5,954,729
	4.125%, 02/17/26		1,100	1,213,191
	Autodesk, Inc.
	3.600%, 12/15/22		2,239	2,293,933
	Avnet, Inc.
	4.625%, 04/15/26		2,000	2,208,812

		Face Amount^	Value†
		(000)
UNITED STATES — (Continued)
	Baker Hughes a GE Co. LLC/Baker Hughes Co-Obligor, Inc.
	2.773%, 12/15/22	420	$429,416
	Boeing Co.
	2.600%, 10/30/25	5,194	5,318,737
	3.100%, 05/01/26	1,100	1,146,747
	Booking Holdings, Inc.
	3.650%, 03/15/25	1,000	1,075,733
	Bristol-Myers Squibb Co.
#	3.200%, 06/15/26	2,000	2,162,114
	Broadcom, Inc.
	4.700%, 04/15/25	5,050	5,575,603
#	4.250%, 04/15/26	1,000	1,099,743
	Brown & Brown, Inc.
	4.200%, 09/15/24	1,429	1,542,579
	Bunge Ltd. Finance Corp.
	4.350%, 03/15/24	6,000	6,447,185
	1.630%, 08/17/25	500	501,793
	Campbell Soup Co.
	3.650%, 03/15/23	286	296,874
	Capital One Financial Corp.
	3.750%, 04/24/24	700	744,319
	3.200%, 02/05/25	1,000	1,057,889
	Cargill, Inc.
Ω	0.750%, 02/02/26	1,300	1,267,252
	Carrier Global Corp.
	2.242%, 02/15/25	3,129	3,212,255
	Charles Schwab Corp.
#	0.900%, 03/11/26	2,000	1,962,994
	1.150%, 05/13/26	2,500	2,479,034
	Chevron Corp.
	3.326%, 11/17/25	3,000	3,234,263
	2.954%, 05/16/26	2,000	2,131,298
	Church & Dwight Co., Inc.
	2.875%, 10/01/22	2,000	2,045,153
	Cigna Corp.
	1.250%, 03/15/26	7,000	6,921,012
	Citigroup, Inc.
	3.700%, 01/12/26	1,000	1,084,664
	3.400%, 05/01/26	5,000	5,380,800
	3.200%, 10/21/26	1,000	1,063,130
	Citrix Systems, Inc.
	1.250%, 03/01/26	1,000	973,530
	CNA Financial Corp.
	3.950%, 05/15/24	7,000	7,453,660
	Comcast Corp.
#	3.150%, 03/01/26	2,000	2,143,498
	Conagra Brands, Inc.
	4.300%, 05/01/24	1,409	1,517,376
	Crown Castle International Corp.
	1.050%, 07/15/26	2,500	2,420,415

DFA SELECTIVELY HEDGED GLOBAL FIXED INCOME PORTFOLIO

CONTINUED

			Face Amount^	Value†
			(000)
UNITED STATES — (Continued)
	Discover Financial Services
#	4.500%, 01/30/26		2,017	$2,235,891
	Discovery Communications LLC
	3.450%, 03/15/25		200	212,322
	Edison International
	2.400%, 09/15/22		1,300	1,316,061
	4.950%, 04/15/25		6,000	6,581,724
	Enterprise Products Operating LLC
	3.350%, 03/15/23		1,200	1,237,389
	Equifax, Inc.
	3.300%, 12/15/22		1,000	1,023,151
	Equinix, Inc.
#	1.450%, 05/15/26		600	592,865
	ERAC USA Finance LLC
Ω	3.850%, 11/15/24		4,000	4,283,222
	Exelon Corp.
	3.950%, 06/15/25		1,700	1,836,011
	Exelon Generation Co. LLC
	3.400%, 03/15/22		815	821,911
	3.250%, 06/01/25		2,000	2,113,864
	Expedia Group, Inc.
	5.000%, 02/15/26		3,000	3,369,422
	Fidelity & Guaranty Life Holdings, Inc.
Ω	5.500%, 05/01/25		721	812,098
	Fidelity National Information Services, Inc.
	1.150%, 03/01/26		7,300	7,153,918
	Fiserv, Inc.
	3.200%, 07/01/26		3,750	3,986,339
	Flex Ltd.
#	3.750%, 02/01/26		2,250	2,418,192
	GATX Corp.
	4.750%, 06/15/22		5,000	5,123,942
	GE Capital Funding LLC
	3.450%, 05/15/25		3,280	3,508,187
	General Electric Co.
	0.375%, 05/17/22	EUR	1,000	1,159,838
	General Motors Co.
	6.125%, 10/01/25		500	580,305
	General Motors Financial Co., Inc.
	3.450%, 01/14/22		3,705	3,718,191
	3.250%, 01/05/23		900	924,395
	2.750%, 06/20/25		2,000	2,076,554
	Gilead Sciences, Inc.
	3.650%, 03/01/26		4,279	4,639,677
	Glencore Funding LLC
Ω	1.625%, 09/01/25		975	968,875
	Global Payments, Inc.
	3.750%, 06/01/23		1,000	1,039,170
	1.200%, 03/01/26		300	292,877

			Face Amount^	Value†
			(000)
UNITED STATES — (Continued)
	Goldman Sachs Group, Inc.
	3.750%, 02/25/26		6,700	$7,261,360
	Harley-Davidson Financial
	Services, Inc.
Ω	2.550%, 06/09/22		1,924	1,942,370
	Hewlett Packard Enterprise Co.
	4.450%, 10/02/23		3,400	3,616,476
	Humana, Inc.
	3.850%, 10/01/24		6,850	7,356,084
	Hyatt Hotels Corp.
	4.850%, 03/15/26		1,000	1,101,474
	International Business Machines Corp.
	3.300%, 05/15/26		2,200	2,373,348
	Interpublic Group of Cos., Inc.
	4.200%, 04/15/24		1,002	1,073,522
	J M Smucker Co.
	3.500%, 03/15/25		1,000	1,070,790
	Jabil, Inc.
	1.700%, 04/15/26		4,000	3,965,869
	JPMorgan Chase & Co.
	3.300%, 04/01/26		2,400	2,566,759
	Juniper Networks, Inc.
	1.200%, 12/10/25		1,000	986,162
	Kellogg Co.
	3.250%, 04/01/26		1,122	1,199,813
	Kinder Morgan, Inc.
	4.300%, 06/01/25		2,000	2,186,159
	Lazard Group LLC
	3.750%, 02/13/25		2,460	2,636,723
	LyondellBasell Industries NV
	5.750%, 04/15/24		200	220,493
	Marathon Petroleum Corp.
	4.500%, 05/01/23		200	210,090
#	4.700%, 05/01/25		3,900	4,308,925
	McDonald’s Corp.
	3.700%, 01/30/26		1,287	1,399,508
	McKesson Corp.
#	0.900%, 12/03/25		1,600	1,561,316
	Micron Technology, Inc.
	2.497%, 04/24/23		300	308,265
	Morgan Stanley
	3.000%, 02/07/24	CAD	11,500	9,562,488
	MPLX LP
	4.875%, 12/01/24		165	180,877
	1.750%, 03/01/26		3,000	2,988,309
	Mylan, Inc.
Ω	3.125%, 01/15/23		3,550	3,651,081
	4.200%, 11/29/23		331	350,425

DFA SELECTIVELY HEDGED GLOBAL FIXED INCOME PORTFOLIO

CONTINUED

			Face Amount^	Value†
			(000)
UNITED STATES — (Continued)
	National Rural Utilities Cooperative Finance Corp.
	1.000%, 06/15/26		2,600	$2,555,807
	NetApp, Inc.
	3.250%, 12/15/22		500	508,330
	Oracle Corp.
	1.650%, 03/25/26		7,450	7,473,788
	Penske Truck Leasing Canada, Inc.
	2.850%, 12/07/22	CAD	1,000	820,548
	Penske Truck Leasing Co. LP/PTL Finance Corp.
Ω	4.450%, 01/29/26		1,715	1,892,970
	Philip Morris International, Inc.
#	0.875%, 05/01/26		1,009	980,148
	Phillips 66 Partners LP
	2.450%, 12/15/24		851	877,358
	Public Storage
	0.875%, 02/15/26		4,000	3,920,533
	PulteGroup, Inc.
	5.500%, 03/01/26		1,000	1,146,950
	Roper Technologies, Inc.
	1.000%, 09/15/25		1,500	1,476,003
	Ross Stores, Inc.
	4.600%, 04/15/25		2,000	2,210,913
	Royalty Pharma PLC
	1.200%, 09/02/25		6,000	5,911,841
	Ryder System, Inc.
	3.400%, 03/01/23		2,325	2,405,752
	2.500%, 09/01/24		2,000	2,076,800
	Sempra Energy
	4.050%, 12/01/23		1,000	1,058,962
	Simon Property Group LP
	3.500%, 09/01/25		3,500	3,770,867
	Southwest Airlines Co.
	4.750%, 05/04/23		1,000	1,058,196
	Southwestern Electric Power Co.
	1.650%, 03/15/26		3,345	3,344,916
	Steel Dynamics, Inc.
#	2.400%, 06/15/25		2,100	2,163,780
	Sysco Corp.
	3.550%, 03/15/25		7,667	8,202,394
	United Parcel Service, Inc.
	2.125%, 05/21/24	CAD	5,000	4,090,094
	UnitedHealth Group, Inc.
	1.150%, 05/15/26		1,250	1,237,836
	Utah Acquisition Sub, Inc.
	3.950%, 06/15/26		2,000	2,175,262

		Face Amount^	Value†
		(000)
UNITED STATES — (Continued)
Valero Energy Corp.
2.850%, 04/15/25		2,100	$2,195,040
Ventas Realty LP
3.500%, 04/15/24		1,000	1,058,489
Verizon Communications, Inc.
3.376%, 02/15/25		1,000	1,068,388
1.450%, 03/20/26		7,100	7,081,937
ViacomCBS, Inc.
4.750%, 05/15/25		4,500	4,992,778
VMware, Inc.
1.400%, 08/15/26		3,725	3,669,227
Walgreens Boots Alliance, Inc.
# 3.450%, 06/01/26		677	725,685
Wells Fargo & Co.
1.500%, 09/12/22	EUR	300	352,461
3.184%, 02/08/24	CAD	4,250	3,541,484
# 3.550%, 09/29/25		2,500	2,691,937
3.000%, 04/22/26		4,000	4,233,609
2.975%, 05/19/26	CAD	1,000	829,864
Western Union Co.
1.350%, 03/15/26		3,062	2,998,281
Whirlpool Corp.
3.700%, 03/01/23		1,000	1,039,642
Williams Cos., Inc.
3.700%, 01/15/23		1,670	1,717,242
WRKCo, Inc.
4.650%, 03/15/26		500	562,355

TOTAL UNITED STATES			368,469,379

TOTAL BONDS			1,212,048,537

U.S. TREASURY OBLIGATIONS — (0.6%)
U.S. Treasury Notes
0.750%, 05/31/26		7,500	7,367,871

TOTAL INVESTMENT SECURITIES (Cost $1,222,050,775)			1,219,416,408

		Shares
SECURITIES LENDING COLLATERAL — (0.9%)
@§	The DFA Short Term Investment Fund	986,147	11,409,722

TOTAL INVESTMENTS — (100.0%) (Cost $1,233,460,352)			$1,230,826,130

DFA SELECTIVELY HEDGED GLOBAL FIXED INCOME PORTFOLIO

CONTINUED

As of October 31, 2021, DFA Selectively Hedged Global Fixed Income Portfolio had entered into the following forward currency contracts and the net unrealized forward currency gain (loss) is reflected in the accompanying financial statements:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Foreign Exchange Appreciation (Depreciation)
NOK	85,898,757	USD	9,959,931	Goldman Sachs International	11/01/21	$208,129
USD	2,973,623	NOK	24,805,469	Goldman Sachs International	11/01/21	37,335
USD	7,332,403	NOK	61,093,288	HSBC Bank	11/01/21	100,631
AUD	1,596,710	USD	1,184,275	Goldman Sachs International	11/03/21	16,856
AUD	1,890,836	USD	1,419,668	HSBC Bank	11/03/21	2,721
NZD	33,750,000	USD	24,107,523	Goldman Sachs International	11/22/21	71,290
USD	1,777,246	CAD	2,198,121	Goldman Sachs International	01/05/22	799
USD	25,753,001	EUR	22,085,358	State Street Bank and Trust	01/19/22	170,630
USD	26,762,710	EUR	22,979,463	Royal Bank of Scotland	01/25/22	141,421
USD	121,136,578	CAD	149,592,021	State Street Bank and Trust	01/25/22	249,521

Total Appreciation						$999,333
USD	114,597,501	AUD	157,149,499	Royal Bank of Scotland	11/03/21	$(3,618,798)
GBP	5,011,605	USD	6,864,370	Goldman Sachs International	11/15/21	(5,661)
USD	37,768,299	GBP	27,884,643	UBS AG	11/15/21	(393,657)
NZD	46,671,707	USD	33,496,712	Goldman Sachs International	11/22/21	(60,670)
NOK	66,315,760	USD	7,957,775	HSBC Bank	11/30/21	(109,249)
USD	75,384,172	CAD	95,084,159	Bank of America Corp.	01/05/22	(1,459,636)
USD	8,735,318	SEK	75,464,148	Royal Bank of Scotland	01/14/22	(62,415)

Total (Depreciation)						$(5,710,086)

Total Appreciation (Depreciation)						$(4,710,753)

Summary of the Portfolio’s investments as of October 31, 2021, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Bonds
Australia	—	$92,799,532	—	$92,799,532
Austria	—	291,807	—	291,807
Belgium	—	6,999,429	—	6,999,429
Canada	—	255,692,362	—	255,692,362
Denmark	—	369,219	—	369,219
Finland	—	6,651,840	—	6,651,840
France	—	26,723,836	—	26,723,836
Germany	—	70,302,878	—	70,302,878
Ireland	—	8,001,256	—	8,001,256
Italy	—	10,863,365	—	10,863,365
Japan	—	30,805,156	—	30,805,156
Netherlands	—	41,533,956	—	41,533,956
New Zealand	—	4,163,037	—	4,163,037
Norway	—	43,793,815	—	43,793,815
Singapore	—	3,543,009	—	3,543,009
Spain	—	14,447,971	—	14,447,971
Supranational Organization Obligations	—	155,608,211	—	155,608,211
Sweden	—	18,281,263	—	18,281,263

DFA SELECTIVELY HEDGED GLOBAL FIXED INCOME PORTFOLIO

CONTINUED

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Switzerland	—	$16,114,718	—	$16,114,718
United Kingdom	—	36,592,498	—	36,592,498
United States	—	368,469,379	—	368,469,379
U.S. Treasury Obligations	—	7,367,871	—	7,367,871
Securities Lending Collateral	—	11,409,722	—	11,409,722
Forward Currency Contracts**	—	(4,710,753)	—	(4,710,753)

TOTAL	—	$1,226,115,377	—	$1,226,115,377

**	Valued at the unrealized appreciation/(depreciation) on the investment.

See accompanying Notes to Financial Statements.

DFA FIVE-YEAR GLOBAL FIXED INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS

October 31, 2021

			Face Amount^	Value†
			(000)
AGENCY OBLIGATIONS — (0.1%)
Federal National Mortgage Association
	2.125%, 04/24/26		8,750	$9,138,128

BONDS — (75.9%)
AUSTRALIA — (9.8%)
Australia & New Zealand Banking Group Ltd.
	3.700%, 11/16/25		5,000	5,475,953
Australia & New Zealand Banking Group Ltd., Floating Rate Note
(r)	3M Swap + 1.030%, FRN, 1.042%, 12/06/23	AUD	13,393	10,230,383
(r)	3M Swap + 1.100%, FRN, 1.115%, 02/08/24	AUD	24,800	18,984,215
(r)	3M Swap + 0.770%, FRN, 0.782%, 08/29/24	AUD	60,400	45,907,552
(r)	3M Swap + 0.760%, FRN, 0.794%, 01/16/25	AUD	121,850	92,500,981
Australia Government Bond
	0.250%, 11/21/25	AUD	260,740	186,694,812
	4.250%, 04/21/26	AUD	37,550	31,578,937
Bank of New Zealand
Ω	1.000%, 03/03/26		6,717	6,548,202
Commonwealth Bank of Australia
Ω	1.125%, 06/15/26		154,303	151,861,467
National Australia Bank Ltd.
	3.375%, 01/14/26		39,854	43,121,497
National Australia Bank Ltd., Floating Rate Note
(r)	3M Swap + 0.930%, FRN, 0.947%, 09/26/23	AUD	35,332	26,904,715
(r)	3M Swap + 0.920%, FRN, 0.933%, 06/19/24	AUD	37,050	28,256,838
(r)	3M Swap + 0.770%, FRN, 0.810%, 01/21/25	AUD	103,327	78,467,682
New South Wales Treasury Corp.
	4.000%, 05/20/26	AUD	193,900	160,412,187
Queensland Treasury Corp.
Ω	3.250%, 07/21/26	AUD	106,700	85,658,634

			Face Amount^	Value†
			(000)
AUSTRALIA — (Continued)
South Australian Government Financing Authority
	3.000%, 07/20/26	AUD	49,500	$39,317,790
Treasury Corp. of Victoria
	0.500%, 11/20/25	AUD	69,620	50,024,076
Westpac Banking Corp.
	2.850%, 05/13/26		57,130	60,665,216
	1.150%, 06/03/26		113,167	111,761,466
	4.125%, 06/04/26	AUD	15,300	12,492,898
Westpac Banking Corp., Floating Rate Note
(r)	3M Swap + 1.140%, FRN, 1.182%, 04/24/24	AUD	72,100	55,276,884
(r)	3M Swap + 0.880%, FRN, 0.896%, 08/16/24	AUD	73,000	55,644,612

TOTAL AUSTRALIA				1,357,786,997

AUSTRIA — (0.3%)
Oesterreichische Kontrollbank AG
#	0.500%, 02/02/26		35,300	34,335,957

BELGIUM — (0.1%)
Dexia Credit Local SA
Ω	1.125%, 04/09/26		17,400	17,255,224

CANADA — (19.8%)
Canada Government International Bond
	0.750%, 05/19/26		344,250	337,994,977
Canada Housing Trust No. 1
Ω	1.250%, 06/15/26	CAD	89,000	70,475,113
CDP Financial, Inc.
	1.000%, 05/26/26		45,550	45,062,064
CPPIB Capital, Inc.
#Ω	0.875%, 09/09/26		415,950	408,314,551
Ontario Teachers’ Finance Trust
#Ω	0.875%, 09/21/26		194,400	189,944,123
Province of Alberta Canada
	2.200%, 06/01/26	CAD	224,300	184,685,024
Province of British Columbia Canada
	2.300%, 06/18/26	CAD	46,900	38,894,864
#	0.900%, 07/20/26		216,400	212,992,739
Province of Manitoba Canada
	2.550%, 06/02/26	CAD	153,900	128,608,967
Province of Ontario Canada
#	0.625%, 01/21/26		145,200	141,825,552

DFA FIVE-YEAR GLOBAL FIXED INCOME PORTFOLIO

CONTINUED

			Face Amount^	Value†
			(000)
CANADA — (Continued)
	1.050%, 04/14/26		174,500	$173,210,904
	2.500%, 04/27/26		15,100	15,895,581
	2.400%, 06/02/26	CAD	79,500	66,042,942
	1.350%, 09/08/26	CAD	13,000	10,291,071
Province of Quebec Canada
	2.500%, 04/20/26		9,480	9,997,814
	2.500%, 09/01/26	CAD	317,000	264,995,709
PSP Capital, Inc.
	0.900%, 06/15/26	CAD	45,200	35,180,107
Ω	1.000%, 06/29/26		92,492	91,382,259
Toronto-Dominion Bank
#	0.750%, 09/11/25		12,650	12,376,593
	1.128%, 12/09/25	CAD	77,600	60,472,948
#	0.750%, 01/06/26		91,570	89,274,379
	1.200%, 06/03/26		151,863	149,985,187

TOTAL CANADA				2,737,903,468

DENMARK — (1.3%)
Kommunekredit
	0.500%, 01/28/26		179,735	174,635,918

FINLAND — (2.4%)
Finnvera Oyj
Ω	1.125%, 10/27/26		102,500	101,476,722
Kuntarahoitus Oyj
	0.625%, 03/20/26		214,451	209,057,444
Nordea Bank Abp
Ω	0.750%, 08/28/25		23,548	23,066,045

TOTAL FINLAND				333,600,211

FRANCE — (5.6%)
Agence Francaise de Developpement EPIC
	0.625%, 01/22/26		184,800	180,242,832
Caisse d’Amortissement de la Dette Sociale
	0.625%, 02/18/26		266,733	260,618,530
#Ω	0.625%, 02/18/26		20,300	19,831,882
Dexia Credit Local SA
	1.125%, 04/09/26		184,130	182,597,956
SFIL SA
	0.625%, 02/09/26		129,200	125,754,543

TOTAL FRANCE				769,045,743

GERMANY — (5.6%)
Kreditanstalt fuer Wiederaufbau
	1.625%, 04/03/24	NOK	44,000	5,223,499
	0.625%, 01/22/26		309,910	303,345,334
	0.750%, 02/19/26	CAD	48,500	37,695,661
	3.200%, 09/11/26	AUD	4,700	3,748,897
Landwirtschaftliche Rentenbank
	0.875%, 03/30/26		231,300	228,216,586

			Face Amount^	Value†
			(000)
GERMANY — (Continued)
	4.750%, 05/06/26	AUD	24,410	$20,652,236
	NRW Bank
	0.875%, 03/09/26		10,506	10,348,341
	1.050%, 03/31/26	AUD	2,500	1,807,891
	State of North Rhine-Westphalia Germany
	1.000%, 04/21/26		167,100	165,381,291

	TOTAL GERMANY			776,419,736

	NETHERLANDS — (2.4%)
	BNG Bank NV
	2.375%, 03/16/26		66,500	69,792,415
Ω	0.875%, 05/18/26		183,980	181,287,515
	0.875%, 05/18/26		36,388	35,860,742
	Nederlandse Waterschapsbank NV
	0.500%, 12/02/25		10,250	9,988,707
	Shell International Finance BV
#	3.250%, 05/11/25		8,435	9,021,007
#	2.875%, 05/10/26		26,274	28,012,322

	TOTAL NETHERLANDS			333,962,708

	NEW ZEALAND — (1.0%)
	New Zealand Government Bond
	0.500%, 05/15/24	NZD	33,400	23,017,267
	0.500%, 05/15/26	NZD	83,900	55,440,968
	New Zealand Local Government Funding Agency Bond
	2.250%, 04/15/24	NZD	86,399	61,593,925

	TOTAL NEW ZEALAND			140,052,160

	NORWAY — (2.7%)
	Equinor ASA
	1.750%, 01/22/26		18,950	19,218,470
	Kommunalbanken AS
	4.250%, 07/16/25	AUD	750	614,385
	0.500%, 01/13/26		124,000	120,793,360
Ω	0.500%, 01/13/26		8,400	8,181,656
Ω	1.125%, 10/26/26		220,000	218,085,857

	TOTAL NORWAY			366,893,728

	SINGAPORE — (0.1%)
	Singapore Government Bond
	2.125%, 06/01/26	SGD	18,000	13,781,980

SUPRANATIONAL ORGANIZATION OBLIGATIONS — (17.1%)
	African Development Bank
	0.875%, 03/23/26		236,650	233,654,011
	4.500%, 06/02/26	AUD	24,000	20,102,753
	0.875%, 07/22/26		156,000	153,301,200

DFA FIVE-YEAR GLOBAL FIXED INCOME PORTFOLIO

CONTINUED

			Face Amount^	Value†
			(000)
SUPRANATIONAL ORGANIZATION OBLIGATIONS — (Continued)
	Asian Development Bank
	0.500%, 02/04/26		57,950	$56,432,597
	1.000%, 04/14/26		334,500	331,682,078
	0.500%, 05/05/26	AUD	19,880	14,072,596
	Asian Infrastructure Investment Bank
#	0.500%, 01/27/26		317,538	308,560,118
	1.000%, 05/06/26	AUD	12,400	8,973,493
	European Bank for Reconstruction & Development
	0.500%, 01/28/26		413,035	402,262,407
	European Investment Bank
	0.750%, 09/09/24	NOK	265,000	30,684,590
#	0.375%, 12/15/25		38,002	36,934,947
#	0.375%, 03/26/26		170,129	164,498,268
	Inter-American Development Bank
	4.750%, 08/27/24	AUD	20,500	16,822,603
	2.750%, 10/30/25	AUD	21,735	16,976,723
	4.400%, 01/26/26	CAD	1,664	1,495,395
#	0.875%, 04/20/26		323,428	319,128,005
	4.250%, 06/11/26	AUD	54,000	44,839,316
	1.000%, 06/29/26	CAD	6,000	4,691,112
	Inter-American Investment Corp.
	0.625%, 02/10/26		8,938	8,704,933
	International Bank for Reconstruction & Development
	1.750%, 11/06/24	NOK	64,000	7,602,287
	0.625%, 01/14/26	CAD	89,576	69,347,284
	0.500%, 05/18/26	AUD	21,331	15,092,538
	1.200%, 07/22/26	CAD	32,000	25,242,405
	International Finance Corp.
	3.200%, 07/22/26	AUD	30,700	24,465,254
	Nordic Investment Bank
	1.875%, 04/10/24	NOK	15,000	1,789,208
	1.500%, 03/13/25	NOK	112,000	13,189,058
#	0.500%, 01/21/26		28,100	27,285,750

	TOTAL SUPRANATIONAL ORGANIZATION OBLIGATIONS			2,357,830,929

	SWEDEN — (1.4%)
	Skandinaviska Enskilda Banken AB
Ω	0.850%, 09/02/25		20,005	19,640,509
#Ω	1.200%, 09/09/26		182,950	179,975,233

	TOTAL SWEDEN			199,615,742

		Face Amount^	Value†
		(000)
SWITZERLAND — (0.5%)
Nestle Holdings, Inc.
#Ω	0.625%, 01/15/26	28,481	$27,671,330
Roche Holdings, Inc.
Ω	0.991%, 03/05/26	36,750	36,036,931
Ω	2.625%, 05/15/26	6,253	6,595,748

TOTAL SWITZERLAND			70,304,009

UNITED STATES — (5.8%)
Amazon.com, Inc.
#	1.000%, 05/12/26	191,905	190,253,611
Apple, Inc.
#	0.550%, 08/20/25	50,000	48,996,909
#	0.700%, 02/08/26	190,673	186,904,207
	3.250%, 02/23/26	8,458	9,120,378
	2.450%, 08/04/26	7,715	8,080,805
Berkshire Hathaway, Inc.
#	3.125%, 03/15/26	25,396	27,332,606
Chevron Corp.
	3.326%, 11/17/25	2,000	2,156,175
	2.954%, 05/16/26	4,000	4,262,597
Exxon Mobil Corp.
#	2.275%, 08/16/26	10,000	10,405,415
Johnson & Johnson
	2.450%, 03/01/26	15,000	15,757,824
Merck & Co., Inc.
#	0.750%, 02/24/26	32,367	31,724,985
National Securities Clearing Corp.
Ω	0.750%, 12/07/25	49,413	48,250,560
	0.750%, 12/07/25	11,975	11,693,288
Novartis Capital Corp.
#	3.000%, 11/20/25	2,500	2,669,500
Procter & Gamble Co.
#	0.550%, 10/29/25	23,000	22,494,556
	1.000%, 04/23/26	32,107	31,822,383
Visa, Inc.
	3.150%, 12/14/25	21,434	23,030,633
Walmart, Inc.
#	1.050%, 09/17/26	122,100	120,999,558

TOTAL UNITED STATES			795,955,990

TOTAL BONDS			10,479,380,500

U.S. TREASURY OBLIGATIONS — (22.5%)
U.S. Treasury Notes
	0.750%, 03/31/26	688,000	676,820,000
	0.750%, 04/30/26	684,000	672,430,783
	2.375%, 04/30/26	150,000	158,203,125
	1.625%, 05/15/26	660,000	674,257,030
	0.750%, 05/31/26	795,000	780,994,334

DFA FIVE-YEAR GLOBAL FIXED INCOME PORTFOLIO

CONTINUED

	Face Amount^	Value†
	(000)
2.125%, 05/31/26	136,000	$142,003,124

TOTAL U.S. TREASURY OBLIGATIONS		3,104,708,396

TOTAL INVESTMENT SECURITIES (Cost $13,747,239,710)		13,593,227,024

		Shares	Value†
SECURITIES LENDING COLLATERAL — (1.5%)
@§	The DFA Short Term Investment Fund	18,189,314	$210,450,368

TOTAL INVESTMENTS — (100.0%) (Cost $13,957,688,621)			$13,803,677,392

As of October 31, 2021, DFA Five-Year Global Fixed Income Portfolio had entered into the following forward currency contracts and the net unrealized forward currency gain (loss) is reflected in the accompanying financial statements:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Foreign Exchange Appreciation (Depreciation)
NZD	2,740,804	USD	1,961,022	Goldman Sachs International	11/01/21	$3,039
AUD	11,407,069	USD	8,563,834	Australia & New Zealand Banking Group Ltd.	11/09/21	17,420
AUD	938,910	USD	686,751	Bank of America Corp.	11/09/21	19,568
NOK	180,267,512	USD	20,580,022	Bank of America Corp.	11/10/21	758,047
NOK	32,643,107	USD	3,812,323	Citibank NA	11/10/21	51,606
USD	140,888,220	NZD	196,332,252	Australia & New Zealand Banking Group Ltd.	11/29/21	247,783
USD	111,169,187	AUD	147,497,574	State Street Bank and Trust	11/30/21	201,940
USD	141,780,679	CAD	174,797,273	Bank of America Corp.	12/31/21	518,412
USD	128,225,258	CAD	158,225,121	State Street Bank and Trust	01/19/22	359,101
USD	103,522,169	CAD	127,696,977	HSBC Bank	01/21/22	327,359
USD	118,044,112	CAD	145,832,841	HSBC Bank	01/24/22	194,494
USD	3,276,409	GBP	2,378,843	Morgan Stanley and Co. International	01/24/22	20,006

Total Appreciation						$2,718,775
USD	3,973,784	NZD	5,617,982	Australia & New Zealand Banking Group Ltd.	11/01/21	$(52,061)
NZD	198,078,947	USD	142,194,934	Australia & New Zealand Banking Group Ltd.	11/01/21	(251,596)
USD	3,623,704	NZD	5,214,506	Bank of America Corp.	11/01/21	(113,010)
USD	16,951,359	NZD	24,590,230	Barclays Capital	11/01/21	(669,996)
USD	116,921,058	NZD	165,397,033	Citibank NA	11/01/21	(1,602,427)
USD	107,928,149	AUD	147,497,574	Barclays Capital	11/02/21	(3,026,926)
AUD	147,497,574	USD	111,158,597	State Street Bank and Trust	11/02/21	(203,522)
AUD	7,100,000	USD	5,357,972	Australia & New Zealand Banking Group Ltd.	11/04/21	(16,946)
USD	106,691,339	AUD	147,524,701	Bank of America Corp.	11/04/21	(4,285,196)
USD	108,076,899	AUD	149,065,108	Citibank NA	11/09/21	(4,061,080)
USD	103,835,458	CAD	131,460,892	Bank of America Corp.	11/10/21	(2,386,262)
USD	102,591,082	AUD	141,461,643	Citibank NA	11/10/21	(3,827,387)
USD	88,446,309	NOK	760,699,908	Citibank NA	11/10/21	(1,596,908)
NOK	2,356,970	USD	279,704	Citibank NA	11/10/21	(712)
NOK	48,966,415	USD	5,860,734	HSBC Bank	11/10/21	(64,633)
USD	10,425,816	CAD	13,000,000	JP Morgan	11/10/21	(78,314)
USD	10,006,028	CAD	12,476,392	Morgan Stanley and Co. International	11/10/21	(75,022)
USD	110,142,773	CAD	139,547,842	HSBC Bank	11/17/21	(2,612,840)
SGD	211,849	USD	157,505	Royal Bank of Canada	11/17/21	(416)
USD	14,124,498	SGD	19,155,612	State Street Bank and Trust	11/17/21	(79,690)
USD	28,824,460	CAD	35,683,056	State Street Bank and Trust	12/22/21	(11,180)
USD	109,626,881	AUD	146,204,380	Bank of America Corp.	12/31/21	(380,461)
USD	112,830,574	CAD	142,509,844	Morgan Stanley and Co. International	01/05/22	(2,341,071)
AUD	7,082,112	USD	5,345,840	Goldman Sachs International	01/06/22	(17,027)
USD	108,007,763	AUD	147,806,616	HSBC Bank	01/06/22	(3,206,776)

DFA FIVE-YEAR GLOBAL FIXED INCOME PORTFOLIO

CONTINUED

						Unrealized
						Foreign
						Exchange
					Settlement	Appreciation
Currency Purchased		Currency Sold		Counterparty	Date	(Depreciation)
USD	109,466,284	AUD	147,496,522	State Street Bank and Trust	01/10/22	$(1,514,808)
USD	104,003,921	AUD	140,705,368	Morgan Stanley and Co. International	01/18/22	(1,867,058)
USD	126,937,991	CAD	157,332,658	State Street Bank and Trust	01/18/22	(207,371)
USD	104,956,892	AUD	140,458,248	Bank of America Corp.	01/19/22	(728,117)
USD	101,047,574	AUD	134,734,536	State Street Bank and Trust	01/21/22	(330,686)
USD	4,732,555	CAD	5,860,047	State Street Bank and Trust	01/21/22	(3,081)
GBP	2,378,843	USD	3,276,186	Bank of America Corp.	01/24/22	(19,782)
USD	108,538,327	AUD	144,769,269	Morgan Stanley and Co. International	01/24/22	(390,273)

Total (Depreciation)						$(36,022,635)

Total Appreciation (Depreciation)						$(33,303,860)

Summary of the Portfolio’s investments as of October 31, 2021, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Agency Obligations	—	$9,138,128	—	$9,138,128
Bonds
Australia	—	1,357,786,997	—	1,357,786,997
Austria	—	34,335,957	—	34,335,957
Belgium	—	17,255,224	—	17,255,224
Canada	—	2,737,903,468	—	2,737,903,468
Denmark	—	174,635,918	—	174,635,918
Finland	—	333,600,211	—	333,600,211
France	—	769,045,743	—	769,045,743
Germany	—	776,419,736	—	776,419,736
Netherlands	—	333,962,708	—	333,962,708
New Zealand	—	140,052,160	—	140,052,160
Norway	—	366,893,728	—	366,893,728
Singapore	—	13,781,980	—	13,781,980
Supranational Organization Obligations	—	2,357,830,929	—	2,357,830,929
Sweden	—	199,615,742	—	199,615,742
Switzerland	—	70,304,009	—	70,304,009
United States	—	795,955,990	—	795,955,990
U.S. Treasury Obligations	—	3,104,708,396	—	3,104,708,396
Securities Lending Collateral	—	210,450,368	—	210,450,368
Forward Currency Contracts**	—	(33,303,860)	—	(33,303,860)

TOTAL	—	$13,770,373,532	—	$13,770,373,532

**	Valued at the unrealized appreciation/(depreciation) on the investment.

See accompanying Notes to Financial Statements.

DFA WORLD EX U.S. GOVERNMENT FIXED INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS

October 31, 2021

		Face Amount^
		(000)	Value†
BONDS — (99.7%)
AUSTRALIA — (7.4%)
New South Wales Treasury Corp.
2.000%, 03/20/31	AUD	20,000	$14,639,816
Queensland Treasury Corp.
Ω 3.500%, 08/21/30	AUD	53,500	44,214,095
Ω 1.750%, 08/21/31	AUD	7,000	4,972,751
Ω 1.750%, 07/20/34	AUD	7,000	4,746,283
South Australian Government Financing Authority
1.750%, 05/24/32	AUD	6,000	4,213,036
Treasury Corp. of Victoria
4.250%, 12/20/32	AUD	10,000	8,829,701
2.250%, 11/20/34	AUD	51,500	36,792,876
Western Australian Treasury Corp.
2.000%, 10/24/34	AUD	10,000	6,961,058

TOTAL AUSTRALIA			125,369,616

BELGIUM — (0.7%)
Kingdom of Belgium Government Bond
Ω 1.250%, 04/22/33	EUR	9,000	11,544,277

CANADA — (12.9%)
CPPIB Capital, Inc.
1.125%, 12/14/29	GBP	1,000	1,348,608
1.500%, 03/04/33	EUR	31,520	40,437,911
Province of Alberta Canada
2.050%, 06/01/30	CAD	9,000	7,158,549
3.500%, 06/01/31	CAD	28,000	24,917,421
3.900%, 12/01/33	CAD	36,000	33,162,702
Province of Manitoba Canada
6.300%, 03/05/31	CAD	5,000	5,387,726
Province of Ontario Canada
5.850%, 03/08/33	CAD	45,000	48,476,446
5.600%, 06/02/35	CAD	13,000	14,154,622
Province of Quebec Canada
0.000%, 10/15/29	EUR	10,000	11,246,376
Province of Saskatchewan Canada
6.400%, 09/05/31	CAD	29,200	31,925,821

TOTAL CANADA			218,216,182

FINLAND — (5.7%)
Finland Government Bond
Ω 1.125%, 04/15/34	EUR	45,000	57,702,242

		Face Amount^
		(000)	Value†
FINLAND — (Continued)
Kuntarahoitus Oyj
1.250%, 02/23/33	EUR	30,511	$38,973,220

TOTAL FINLAND			96,675,462

FRANCE — (24.9%)
Action Logement Services
0.500%, 10/30/34	EUR	25,200	28,412,821
Agence Francaise de Developpement
1.375%, 07/05/32	EUR	13,000	16,467,530
Agence Francaise de Developpement EPIC
0.875%, 05/25/31	EUR	5,500	6,657,207
French Republic Government Bond OAT
1.250%, 05/25/34	EUR	82,000	104,460,393
4.750%, 04/25/35	EUR	46,000	83,632,438
Ω 1.250%, 05/25/36	EUR	65,000	83,189,889
SNCF Reseau
5.250%, 12/07/28	GBP	16,713	28,907,749
1.125%, 05/25/30	EUR	4,000	4,918,086
5.000%, 10/10/33	EUR	11,000	19,121,416
Societe Nationale SNCF SA
0.625%, 04/17/30	EUR	26,000	30,609,327
Unedic Asseo
1.500%, 04/20/32	EUR	9,000	11,606,332
1.250%, 05/25/33	EUR	3,400	4,292,995

TOTAL FRANCE			422,276,183

GERMANY — (5.8%)
Bundesrepublik Deutschland Bundesanleihe
0.000%, 05/15/35	EUR	10,000	11,583,535
Deutsche Bahn Finance GMBH
1.625%, 08/16/33	EUR	4,773	6,082,467
Kreditanstalt fuer Wiederaufbau
5.750%, 06/07/32	GBP	22,000	43,262,351
0.050%, 09/29/34	EUR	10,000	11,212,135
State of North Rhine-Westphalia Germany
2.375%, 05/13/33	EUR	9,000	12,810,839
1.100%, 03/13/34	EUR	10,000	12,567,337

TOTAL GERMANY			97,518,664

NETHERLANDS — (1.6%)
BNG Bank NV
3.300%, 04/26/29	AUD	25,000	19,922,100

DFA WORLD EX U.S. GOVERNMENT FIXED INCOME PORTFOLIO

CONTINUED

		Face Amount^
		(000)	Value†
NETHERLANDS — (Continued)
Nederlandse Waterschapsbank NV
0.500%, 04/29/30	EUR	6,500	$7,710,866

TOTAL NETHERLANDS			27,632,966

NEW ZEALAND — (3.8%)
New Zealand Government Bond
3.500%, 04/14/33	NZD	82,000	63,641,889

NORWAY — (6.0%)
Equinor ASA
6.875%, 03/11/31	GBP	19,124	37,638,293
Norway Government Bond
Ω 1.750%, 09/06/29	NOK	419,224	49,864,824
Ω 1.375%, 08/19/30	NOK	128,000	14,760,023

TOTAL NORWAY			102,263,140

SINGAPORE — (3.5%)
Singapore Government Bond
2.875%, 09/01/30	SGD	9,000	7,208,009
3.375%, 09/01/33	SGD	62,000	52,367,816

TOTAL SINGAPORE			59,575,825

SUPRANATIONAL ORGANIZATION OBLIGATIONS — (13.5%)
Asian Development Bank
2.350%, 06/21/27	JPY	1,830,000	18,303,801
EUROFIMA
3.350%, 05/21/29	AUD	15,000	11,926,475
0.150%, 10/10/34	EUR	30,000	33,036,442
European Financial Stability Facility
1.250%, 05/24/33	EUR	30,000	38,597,657
European Investment Bank
1.900%, 01/26/26	JPY	2,297,800	21,844,227
2.150%, 01/18/27	JPY	517,100	5,068,769
1.375%, 05/12/28	SEK	110,000	13,153,377
5.625%, 06/07/32	GBP	5,800	11,301,324
European Stability Mechanism
1.200%, 05/23/33	EUR	38,500	49,167,197

		Face Amount^
		(000)	Value†
SUPRANATIONAL ORGANIZATION OBLIGATIONS — (Continued)
European Union
1.250%, 04/04/33	EUR	10,000	$12,850,557
International Bank for Reconstruction & Development
1.200%, 08/08/34	EUR	10,000	12,786,399

TOTAL SUPRANATIONAL ORGANIZATION OBLIGATIONS			228,036,225

SWEDEN — (1.3%)
Sweden Government Bond
2.250%, 06/01/32	SEK	165,000	22,864,066

UNITED KINGDOM — (12.6%)
Network Rail Infrastructure Finance PLC
4.375%, 12/09/30	GBP	16,700	28,984,545
United Kingdom Gilt
0.250%, 07/31/31	GBP	3,000	3,802,619
4.250%, 06/07/32	GBP	18,650	33,634,830
4.500%, 09/07/34	GBP	17,000	32,654,238
0.625%, 07/31/35	GBP	90,000	114,627,466

TOTAL UNITED KINGDOM			213,703,698

TOTAL BONDS			1,689,318,193

U.S. TREASURY OBLIGATIONS — (0.3%)
U.S. Treasury Notes
0.375%, 07/31/27		6,000	5,691,328

TOTAL INVESTMENT SECURITIES (Cost $1,682,791,153)			1,695,009,521

TOTAL INVESTMENTS — (100.0%) (Cost $1,682,791,153)			$1,695,009,521

DFA WORLD EX U.S. GOVERNMENT FIXED INCOME PORTFOLIO

CONTINUED

As of October 31, 2021, DFA World ex U.S. Government Fixed Income Portfolio had entered into the following forward currency contracts and the net unrealized forward currency gain (loss) is reflected in the accompanying financial statements:

						Unrealized
						Foreign
						Exchange
					Settlement	Appreciation
Currency Purchased		Currency Sold		Counterparty	Date	(Depreciation)
NZD	1,274,493	USD	883,076	Bank of America Corp.	11/03/21	$30,214
NZD	1,040,343	USD	719,042	JP Morgan	11/03/21	26,458
NZD	1,726,972	USD	1,235,027	Royal Bank of Canada	11/03/21	2,506
USD	132,789,290	EUR	114,057,413	Royal Bank of Canada	12/30/21	733,236
SGD	1,016,115	USD	751,001	UBS AG	01/04/22	2,302
AUD	2,351,978	USD	1,756,500	JP Morgan	01/05/22	13,206
USD	65,693,458	NOK	553,137,405	Bank of America Corp.	01/10/22	257,229
USD	116,438,756	EUR	100,131,621	State Street Bank and Trust	01/10/22	473,393
USD	43,870,413	CAD	54,155,875	UBS AG	01/10/22	104,202
USD	18,690,288	EUR	16,061,078	Bank of America Corp.	01/12/22	88,728
USD	80,603,917	EUR	69,568,700	HSBC Bank	01/12/22	31,099
USD	135,767,442	EUR	116,773,055	HSBC Bank	01/14/22	518,172
USD	110,540,740	EUR	94,829,250	HSBC Bank	01/20/22	693,926
USD	119,408,212	EUR	102,351,551	Barclays Capital	01/21/22	845,427
USD	3,171,898	GBP	2,300,000	HSBC Bank	01/21/22	23,378
USD	3,134,753	GBP	2,273,082	Royal Bank of Canada	01/21/22	23,082
USD	85,942,871	GBP	62,229,197	State Street Bank and Trust	01/21/22	755,975
USD	60,037,170	EUR	51,539,506	Barclays Capital	01/24/22	330,802

Total Appreciation						$4,953,335
NZD	1,591,800	USD	1,146,371	Barclays Capital	11/03/21	$(5,701)
USD	66,601,876	NZD	94,830,943	HSBC Bank	11/03/21	(1,353,147)
USD	51,391,111	CAD	65,011,153	Barclays Capital	11/12/21	(1,138,494)
USD	36,035,244	SEK	314,401,716	HSBC Bank	11/12/21	(577,014)
GBP	1,980,956	USD	2,711,912	Bank of America Corp.	12/29/21	(86)
USD	126,379,865	GBP	94,018,612	State Street Bank and Trust	12/29/21	(2,326,721)
CAD	2,665,825	USD	2,155,371	Barclays Capital	01/04/22	(934)
USD	61,574,069	SGD	83,511,463	JP Morgan	01/04/22	(337,652)
USD	71,633,301	CAD	90,314,471	State Street Bank and Trust	01/04/22	(1,356,052)
SGD	861,452	USD	639,319	UBS AG	01/04/22	(676)
USD	79,820,869	AUD	109,601,926	Bank of America Corp.	01/05/22	(2,647,233)
USD	61,868,336	GBP	45,557,079	Australia & New Zealand Banking Group Ltd.	01/06/22	(500,120)
USD	61,871,277	GBP	45,557,078	State Street Bank and Trust	01/06/22	(497,177)
USD	45,440,176	JPY	5,189,382,599	Bank of America Corp.	01/14/22	(134,692)
USD	80,886,954	AUD	109,062,159	State Street Bank and Trust	01/14/22	(1,174,807)

Total (Depreciation)						$(12,050,506)

Total Appreciation (Depreciation)						$(7,097,171)

Summary of the Portfolio’s investments as of October 31, 2021, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Bonds
Australia	—	$125,369,616	—	$125,369,616
Belgium	—	11,544,277	—	11,544,277
Canada	—	218,216,182	—	218,216,182
Finland	—	96,675,462	—	96,675,462

DFA WORLD EX U.S. GOVERNMENT FIXED INCOME PORTFOLIO

CONTINUED

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
France	—	$422,276,183	—	$422,276,183
Germany	—	97,518,664	—	97,518,664
Netherlands	—	27,632,966	—	27,632,966
New Zealand	—	63,641,889	—	63,641,889
Norway	—	102,263,140	—	102,263,140
Singapore	—	59,575,825	—	59,575,825
Supranational Organization Obligations	—	228,036,225	—	228,036,225
Sweden	—	22,864,066	—	22,864,066
United Kingdom	—	213,703,698	—	213,703,698
U.S. Treasury Obligations	—	5,691,328	—	5,691,328
Forward Currency Contracts**	—	(7,097,171)	—	(7,097,171)

TOTAL	—	$1,687,912,350	—	$1,687,912,350

**	Valued at the unrealized appreciation/(depreciation) on the investment.

See accompanying Notes to Financial Statements.

DFA SHORT-TERM GOVERNMENT PORTFOLIO

SCHEDULE OF INVESTMENTS

October 31, 2021

	Face Amount
	(000)	Value†
U.S. TREASURY OBLIGATIONS — (99.8%)
U.S. Treasury Notes
¥ 0.250%, 09/30/25	80,000	$77,643,750
¥ 0.375%, 12/31/25	123,000	119,454,141
¥ 0.375%, 01/31/26	200,000	193,960,938
¥ 1.625%, 02/15/26	190,000	194,223,047
¥ 0.500%, 02/28/26	201,000	195,817,969
¥ 2.500%, 02/28/26	172,000	182,192,343
¥ 0.750%, 05/31/26	178,000	174,864,140
¥ 0.875%, 06/30/26	8,500	8,388,438
U.S. Treasury Notes, Floating Rate Note, 3M USTMMR + 0.055%, FRN
(r) 0.110%, 10/31/22	167,750	167,829,700
U.S. Treasury Notes, Floating Rate Note, 3M USTMMR + 0.114%, FRN
(r) 0.169%, 04/30/22	237,750	237,874,797
U.S. Treasury Notes, Floating Rate Note, 3M USTMMR + 0.154%, FRN
(r) 0.209%, 01/31/22	167,500	167,561,387

TOTAL U.S. TREASURY OBLIGATIONS Cost ($ 1,740,965,518)		1,719,810,650

	Shares
TEMPORARY CASH INVESTMENTS — (0.2%)
State Street Institutional U.S. Government Money Market Fund 0.025%	3,067,176	3,067,176

TOTAL INVESTMENTS — (100.0%) (Cost $ 1,744,032,694)		$1,722,877,826

Summary of the Portfolio’s investments as of October 31, 2021, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
U.S. Treasury Obligations	—	$1,719,810,650	—	$1,719,810,650
Temporary Cash Investments	$3,067,176	—	—	3,067,176

TOTAL	$3,067,176	$1,719,810,650	—	$1,722,877,826

See accompanying Notes to Financial Statements.

DFA INTERMEDIATE GOVERNMENT FIXED INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS

October 31, 2021

	Face Amount	Value†
	(000)
AGENCY OBLIGATIONS — (20.6%)
Federal Home Loan Bank
4.375%, 03/13/26	14,080	$16,034,862
5.750%, 06/12/26	16,080	19,354,464
1.875%, 09/11/26	2,500	2,579,094
3.000%, 09/11/26	62,930	68,252,359
2.125%, 12/11/26	30,250	31,594,873
2.500%, 12/10/27	97,640	103,761,421
3.000%, 03/10/28	51,070	55,796,940
3.250%, 06/09/28	202,360	225,065,794
3.250%, 11/16/28	265,180	296,655,954
2.125%, 09/14/29	11,305	11,760,200
2.125%, 12/14/29	28,270	29,454,848
5.500%, 07/15/36	12,165	17,716,079
Tennessee Valley Authority
2.875%, 02/01/27	170,019	182,754,826
7.125%, 05/01/30	120,440	173,501,334
1.500%, 09/15/31	30,000	29,530,121
4.650%, 06/15/35	2,635	3,384,540

TOTAL AGENCY OBLIGATIONS		1,267,197,709

U.S. TREASURY OBLIGATIONS — (79.2%)
U.S. Treasury Bonds
6.750%, 08/15/26	8,183	10,309,049
6.500%, 11/15/26	15,000	18,895,898
6.625%, 02/15/27	5,000	6,383,984
6.125%, 11/15/27	20,000	25,589,062
5.500%, 08/15/28	5,000	6,318,750
5.250%, 11/15/28	69,132	86,822,897
5.250%, 02/15/29	10,000	12,621,094
6.125%, 08/15/29	6,278	8,440,477
6.250%, 05/15/30	87,039	120,328,571
5.375%, 02/15/31	182,250	243,609,873
4.500%, 02/15/36	141,500	194,457,480
U.S. Treasury Notes
2.250%, 11/15/25	8,500	8,909,395
1.625%, 02/15/26	9,000	9,200,039
2.250%, 03/31/26	8,000	8,392,812
2.375%, 04/30/26	13,000	13,710,937
1.625%, 05/15/26	83,000	84,792,929
2.125%, 05/31/26	25,000	26,103,515
1.875%, 06/30/26	40,000	41,326,562
1.875%, 07/31/26	45,000	46,492,383
1.500%, 08/15/26	100,000	101,515,625
1.375%, 08/31/26	11,000	11,106,563
1.625%, 09/30/26	19,000	19,406,719
1.625%, 10/31/26	31,000	31,663,594
2.000%, 11/15/26	122,550	127,327,536

	Face Amount	Value†
	(000)
1.500%, 01/31/27	5,000	$5,069,336
2.250%, 02/15/27	91,500	96,200,098
1.125%, 02/28/27	5,000	4,969,531
0.625%, 03/31/27	5,000	4,833,984
0.500%, 04/30/27	5,000	4,790,820
2.375%, 05/15/27	121,000	128,070,937
0.500%, 05/31/27	5,000	4,784,766
0.500%, 06/30/27	25,000	23,907,226
0.375%, 07/31/27	75,000	71,141,602
2.250%, 08/15/27	160,400	168,708,220
0.500%, 08/31/27	5,000	4,766,602
0.375%, 09/30/27	5,000	4,725,781
0.500%, 10/31/27	7,000	6,656,563
2.250%, 11/15/27	32,000	33,671,250
0.625%, 11/30/27	5,000	4,784,375
2.750%, 02/15/28	86,750	93,900,098
1.125%, 02/29/28	5,000	4,920,898
1.250%, 03/31/28	5,000	4,950,977
1.250%, 04/30/28	67,000	66,303,828
2.875%, 05/15/28	136,000	148,447,188
2.875%, 08/15/28	10,750	11,756,553
3.125%, 11/15/28	21,000	23,353,477
2.625%, 02/15/29	130,000	140,415,235
2.375%, 05/15/29	286,000	304,288,359
1.625%, 08/15/29	217,500	219,997,853
1.500%, 02/15/30	389,000	389,395,076
0.625%, 05/15/30	461,500	428,780,370
0.625%, 08/15/30	364,750	338,006,417
0.875%, 11/15/30	320,000	302,337,501
1.125%, 02/15/31	287,000	276,820,469
1.625%, 05/15/31	137,000	137,963,281
1.250%, 08/15/31	163,000	158,390,156

TOTAL U.S. TREASURY OBLIGATIONS		4,880,834,571

TOTAL INVESTMENT SECURITIES (Cost $6,126,816,763)		6,148,032,280

	Shares
TEMPORARY CASH INVESTMENTS — (0.2%)
State Street Institutional U.S. Government Money Market Fund 0.025%	10,427,368	10,427,368

TOTAL INVESTMENTS — (100.0%) (Cost $6,137,244,131)		$6,158,459,648

DFA INTERMEDIATE GOVERNMENT FIXED INCOME PORTFOLIO

CONTINUED

Summary of the Portfolio’s investments as of October 31, 2021, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Agency Obligations	—	$1,267,197,709	—	$1,267,197,709
U.S. Treasury Obligations	—	4,880,834,571	—	4,880,834,571
Temporary Cash Investments	$10,427,368	—	—	10,427,368

TOTAL	$10,427,368	$6,148,032,280	—	$6,158,459,648

See accompanying Notes to Financial Statements.

DFA SHORT-TERM EXTENDED QUALITY PORTFOLIO

SCHEDULE OF INVESTMENTS

October 31, 2021

			Face Amount^	Value†
			(000)
	BONDS — (96.3%)
	3M Co.
	1.875%, 11/15/21	EUR	2,730	$3,158,499
	0.375%, 02/15/22	EUR	2,200	2,544,507
	7-Eleven, Inc.
Ω	0.950%, 02/10/26		9,000	8,753,148
	AbbVie, Inc.
	3.200%, 05/14/26		1,500	1,599,065
	Activision Blizzard, Inc.
	3.400%, 09/15/26		5,000	5,384,894
	AerCap Ireland Capital DAC/AerCap Global Aviation Trust
#	2.875%, 08/14/24		4,000	4,145,075
	1.750%, 01/30/26		9,200	9,051,543
	4.450%, 04/03/26		410	446,847
	Aetna, Inc.
	2.750%, 11/15/22		2,000	2,034,477
	3.500%, 11/15/24		1,236	1,318,675
	African Development Bank
	0.875%, 03/23/26		85,000	83,923,900
	0.875%, 07/22/26		126,800	124,606,360
	Agence Francaise de Developpement EPIC
	0.625%, 01/22/26		15,200	14,825,168
	Aircastle Ltd.
Ω	5.250%, 08/11/25		5,000	5,525,490
	Aker BP ASA
Ω	2.875%, 01/15/26		5,700	5,948,561
	Albemarle Corp.
	4.150%, 12/01/24		3,455	3,738,266
	Altria Group, Inc.
	1.000%, 02/15/23	EUR	15,875	18,568,706
	Amazon.com, Inc.
#	1.000%, 05/12/26		74,137	73,499,033
	American Campus Communities Operating Partnership LP
	3.300%, 07/15/26		2,196	2,329,073
	American Electric Power Co., Inc.
#	1.000%, 11/01/25		1,582	1,553,844
	American Express Co.
	2.500%, 08/01/22		1,220	1,236,476
#	2.650%, 12/02/22		12,256	12,528,675
	American International Group, Inc.
	4.125%, 02/15/24		12,338	13,210,305
	3.750%, 07/10/25		7,821	8,433,541
	Ameriprise Financial, Inc.
	2.875%, 09/15/26		3,000	3,180,144

		Face Amount^	Value†
		(000)
AmerisourceBergen Corp.
3.400%, 05/15/24		4,200	$4,446,145
Amgen, Inc.
2.600%, 08/19/26		13,000	13,581,132
Anthem, Inc.
# 1.500%, 03/15/26		40,400	40,413,346
ANZ New Zealand Int’l Ltd.
0.400%, 03/01/22	EUR	9,750	11,303,527
Apple, Inc.
1.125%, 05/11/25		5,000	4,997,868
# 0.700%, 02/08/26		27,000	26,466,325
Ares Capital Corp.
3.250%, 07/15/25		14,376	14,951,974
3.875%, 01/15/26		10,000	10,607,212
2.150%, 07/15/26		1,000	990,312
Arrow Electronics, Inc.
3.250%, 09/08/24		1,000	1,050,590
Asian Development Bank
0.500%, 02/04/26		17,703	17,239,452
1.000%, 04/14/26		55,700	55,230,768
Asian Development Bank, Floating Rate Note, 3M USD LIBOR + 0.010%, FRN
(r) 0.126%, 12/15/21		50,000	50,002,003
Asian Development Bank, Floating Rate Note, FEDL01 + 0.250%, FRN
(r) 0.330%, 05/28/24		59,250	59,438,676
Asian Development Bank, Floating Rate Note, SONIO/N + 0.260%, FRN
(r) 0.308%, 02/01/22	GBP	7,000	9,584,798
Asian Development Bank, Floating Rate Note, SONIO/N + 0.290%, FRN
(r) 0.339%, 03/19/24	GBP	9,250	12,708,692
Asian Infrastructure Investment Bank
# 0.500%, 01/27/26		38,000	36,925,610
1.000%, 05/06/26	AUD	800	578,935
Assurant, Inc.
4.200%, 09/27/23		6,000	6,349,723
AstraZeneca PLC
# 3.375%, 11/16/25		10,000	10,823,261
# 0.700%, 04/08/26		20,063	19,487,141
AT&T, Inc.
4.125%, 02/17/26		8,000	8,823,206
Australia & New Zealand Banking Group Ltd.
3.300%, 03/07/22	AUD	22,166	16,851,080

DFA SHORT-TERM EXTENDED QUALITY PORTFOLIO

CONTINUED

			Face Amount^	Value†
			(000)
	Australia & New Zealand Banking Group Ltd., Floating Rate Note, 3M Swap + 0.760%, FRN
(r)	0.794%, 01/16/25	AUD	28,500	$21,635,437
	Australia & New Zealand Banking Group Ltd., Floating Rate Note, 3M Swap + 0.770%, FRN
(r)	0.804%, 01/18/23	AUD	3,000	2,272,421
(r)	0.782%, 08/29/24	AUD	10,000	7,600,588
	Australia & New Zealand Banking Group Ltd., Floating Rate Note, 3M Swap + 0.820%, FRN
(r)	0.832%, 12/06/21	AUD	3,000	2,258,262
	Australia & New Zealand Banking Group Ltd., Floating Rate Note, 3M USD LIBOR + 0.870%, FRN
(r)Ω	1.001%, 11/23/21		2,050	2,050,950
	Australia Government Bond
	0.250%, 11/21/25	AUD	37,100	26,564,307
	4.250%, 04/21/26	AUD	17,300	14,549,018
	Autodesk, Inc.
	3.600%, 12/15/22		1,000	1,024,535
	AutoZone, Inc.
	2.875%, 01/15/23		22,501	22,974,455
	Avnet, Inc.
#	4.875%, 12/01/22		4,291	4,473,800
	Banco Santander SA
	3.848%, 04/12/23		25,400	26,534,150
	Bank of America Corp.
	3.228%, 06/22/22	CAD	7,130	5,853,099
	3.300%, 01/11/23		563	581,745
#	3.500%, 04/19/26		19,335	20,878,636
	Bank of Montreal
	2.270%, 07/11/22	CAD	50,000	40,858,516
	2.890%, 06/20/23	CAD	12,900	10,706,395
	2.280%, 07/29/24	CAD	8,750	7,176,117
	Bank of Montreal, Floating Rate Note, 3M Swap + 0.920%, FRN
(r)	0.935%, 10/06/22	AUD	8,500	6,438,191
	Bank of Montreal, Floating Rate Note, 3M Swap + 0.990%, FRN
(r)	1.002%, 09/07/23	AUD	9,000	6,863,730
	Bank of New Zealand
Ω	1.000%, 03/03/26		3,000	2,924,610
	Bank of Nova Scotia
	1.900%, 12/02/21	CAD	59,500	48,138,462

			Face Amount^	Value†
			(000)
#	2.700%, 03/07/22		3,305	$3,331,840
	3.400%, 02/11/24		2,801	2,956,135
Barclays PLC
	1.500%, 04/01/22	EUR	1,764	2,055,261
	3.650%, 03/16/25		11,000	11,720,632
	4.375%, 01/12/26		3,680	4,053,032
BAT International Finance PLC
	3.625%, 11/09/21	EUR	1,078	1,247,115
	2.375%, 01/19/23	EUR	12,041	14,324,894
	7.250%, 03/12/24	GBP	2,443	3,775,379
Ω	3.950%, 06/15/25		1,900	2,049,423
	1.668%, 03/25/26		15,948	15,771,344
Bayer U.S. Finance II LLC
Ω	4.250%, 12/15/25		5,000	5,481,668
Bayer U.S. Finance LLC
Ω	3.375%, 10/08/24		1,000	1,056,673
Beam Suntory, Inc.
	3.250%, 06/15/23		10,000	10,331,328
BMW U.S. Capital LLC
	0.625%, 04/20/22	EUR	2,000	2,323,809
Ω	2.800%, 04/11/26		2,026	2,137,185
BNG Bank NV
Ω	0.875%, 05/18/26		102,312	100,814,699
	0.875%, 05/18/26		8,000	7,884,081
Boeing Co.
	2.200%, 10/30/22		3,900	3,944,677
	2.800%, 03/01/23		4,000	4,093,170
	2.600%, 10/30/25		8,861	9,073,801
#	3.100%, 05/01/26		1,400	1,459,497
Booking Holdings, Inc.
	0.800%, 03/10/22	EUR	7,866	9,122,648
	3.650%, 03/15/25		5,000	5,378,666
BP Capital Markets PLC
	2.500%, 11/06/22		2,000	2,037,717
BPCE SA
	1.125%, 01/18/23	EUR	1,600	1,880,107
Ω	2.375%, 01/14/25		14,627	14,995,165
Ω	1.000%, 01/20/26		17,000	16,556,916
	1.000%, 01/20/26		3,000	2,921,809
Bristol-Myers Squibb Co.
#	3.200%, 06/15/26		9,858	10,657,058
British Telecommunications
	PLC
	0.500%, 06/23/22	EUR	1,600	1,855,482
	1.125%, 03/10/23	EUR	8,776	10,308,999
Broadcom, Inc.
	4.700%, 04/15/25		32,760	36,169,655
	4.250%, 04/15/26		7,000	7,698,199
Brown & Brown, Inc.
#	4.200%, 09/15/24		4,094	4,419,398
Bunge Ltd. Finance Corp.
	3.000%, 09/25/22		600	612,211
	4.350%, 03/15/24		36,460	39,177,392
	1.630%, 08/17/25		800	802,868

DFA SHORT-TERM EXTENDED QUALITY PORTFOLIO

CONTINUED

			Face Amount^	Value†
			(000)
Caisse d’Amortissement de la Dette Sociale
#Ω	0.625%, 02/18/26		29,000	$28,331,260
	0.625%, 02/18/26		50,100	48,951,530
Campbell Soup Co.
	3.950%, 03/15/25		7,000	7,572,790
Canada Government International Bond
	0.750%, 05/19/26		145,300	142,659,899
Canada Housing Trust No 1, Floating Rate Note, 3M CDOR - 0.035%, FRN
(r)Ω	0.415%, 09/15/25	CAD	10,000	8,141,944
Canada Housing Trust No 1, Floating Rate Note, 3M CDOR - 0.040%, FRN
(r)Ω	0.410%, 03/15/25	CAD	53,000	43,123,782
Canada Housing Trust No 1, Floating Rate Note, 3M CDOR - 0.050%, FRN
(r)Ω	0.400%, 03/15/24	CAD	25,000	20,294,885
Canadian Imperial Bank of Commerce
	2.040%, 03/21/22	CAD	5,000	4,065,651
	2.300%, 07/11/22	CAD	60,000	49,038,946
	0.750%, 03/22/23	EUR	2,000	2,346,192
	2.970%, 07/11/23	CAD	21,500	17,878,911
	3.290%, 01/15/24	CAD	20,000	16,750,323
	1.250%, 06/22/26		6,718	6,583,772
Canadian Natural Resources Ltd.
	2.950%, 01/15/23		5,215	5,340,612
	3.900%, 02/01/25		3,389	3,625,235
	2.050%, 07/15/25		9,609	9,755,046
Capital One Financial Corp.
	3.750%, 04/24/24		1,959	2,083,029
#	3.200%, 02/05/25		17,612	18,631,547
Cardinal Health, Inc.
	3.079%, 06/15/24		6,000	6,296,080
Cargill, Inc.
Ω	0.750%, 02/02/26		3,200	3,119,391
Carrier Global Corp.
	2.242%, 02/15/25		4,000	4,106,430
Celanese U.S. Holdings LLC
	1.400%, 08/05/26		3,019	2,968,450
Charles Schwab Corp.
#	0.900%, 03/11/26		11,064	10,859,285
	1.150%, 05/13/26		4,500	4,462,261
Chevron Corp.
	2.498%, 03/03/22		540	543,063
#	3.326%, 11/17/25		4,000	4,312,351
	2.954%, 05/16/26		4,000	4,262,597
Church & Dwight Co., Inc.
	2.875%, 10/01/22		7,000	7,158,035

			Face Amount^	Value†
			(000)
	Cigna Corp.
	3.250%, 04/15/25		1,260	$1,337,536
	1.250%, 03/15/26		29,445	29,112,744
	Citigroup, Inc.
	3.400%, 05/01/26		26,000	27,980,162
	3.200%, 10/21/26		3,000	3,189,390
	Citizens Bank NA
	2.650%, 05/26/22		8,635	8,730,795
	Citrix Systems, Inc.
	1.250%, 03/01/26		2,000	1,947,060
	CNA Financial Corp.
	3.950%, 05/15/24		11,000	11,712,893
	CNH Industrial Capital LLC
	4.375%, 04/05/22		200	203,027
	1.950%, 07/02/23		4,000	4,073,365
	4.200%, 01/15/24		2,570	2,741,621
	Comcast Cable Communications Holdings, Inc.
	9.455%, 11/15/22		6,000	6,566,092
	Comcast Corp.
#	3.150%, 03/01/26		5,000	5,358,745
	Comerica, Inc.
	3.700%, 07/31/23		3,000	3,145,831
	Commonwealth Bank of
	Australia
	3.250%, 01/17/22	AUD	18,780	14,217,131
Ω	2.750%, 03/10/22		11,500	11,600,069
	3.250%, 03/31/22	AUD	3,200	2,436,704
	Commonwealth Bank of Australia, Floating Rate Note, 3M Swap + 0.930%, FRN
(r)	0.946%, 08/16/23	AUD	13,000	9,899,644
	Conagra Brands, Inc.
	4.300%, 05/01/24		1,409	1,517,376
	Constellation Brands, Inc.
#	3.200%, 02/15/23		5,191	5,344,966
	Cooperatieve Rabobank UA
	2.750%, 01/10/22		4,928	4,949,091
	4.000%, 01/11/22	EUR	2,500	2,915,114
	4.750%, 06/06/22	EUR	3,000	3,575,993
	Cooperatieve Rabobank UA, Floating Rate Note, SOFR
	+ 0.300%, FRN
(r)	0.349%, 01/12/24		3,925	3,936,183
	Corporate Office Properties LP
	2.250%, 03/15/26		8,645	8,790,587
	Cox Communications, Inc.
Ω	3.850%, 02/01/25		2,000	2,144,229
	Credit Suisse Group AG
	3.750%, 03/26/25		7,157	7,660,419
	4.550%, 04/17/26		25,143	27,935,115

DFA SHORT-TERM EXTENDED QUALITY PORTFOLIO

CONTINUED

JH			Face Amount^	Value†
			(000)
Credit Suisse Group Funding Guernsey Ltd.
	1.250%, 04/14/22	EUR	10,220	$11,895,696
Crown Castle International Corp.
#	1.050%, 07/15/26		8,500	8,229,410
CVS Health Corp.
	3.875%, 07/20/25		1,000	1,085,463
Daimler Finance North America LLC
Ω	2.700%, 06/14/24		3,000	3,127,692
Ω	3.300%, 05/19/25		200	212,884
Ω	1.450%, 03/02/26		43,727	43,519,932
Daimler International Finance BV
	2.000%, 09/04/23	GBP	2,000	2,772,202
Danske Bank AS
	0.875%, 05/22/23	EUR	1,500	1,759,392
Ω	5.375%, 01/12/24		2,000	2,177,767
Dexia Credit Local SA
	0.625%, 01/21/22	EUR	750	869,100
	0.250%, 06/02/22	EUR	8,000	9,288,505
	1.125%, 04/09/26		23,700	23,502,805
Discover Financial Services
#	4.500%, 01/30/26		403	446,735
Discovery Communications LLC
	3.450%, 03/15/25		1,200	1,273,933
Dollar General Corp.
	3.250%, 04/15/23		8,009	8,258,464
Dollar Tree, Inc.
	3.700%, 05/15/23		6,702	6,986,074
Duke Energy Corp.
	2.650%, 09/01/26		5,800	6,057,308
E*TRADE Financial Corp.
	2.950%, 08/24/22		4,060	4,136,560
Eaton Corp.
	2.750%, 11/02/22		1,285	1,313,432
Edison International
	2.400%, 09/15/22		2,600	2,632,123
	2.950%, 03/15/23		2,000	2,041,152
	4.950%, 04/15/25		39,815	43,675,225
Enbridge, Inc.
	3.190%, 12/05/22	CAD	5,000	4,126,737
#	2.500%, 01/15/25		6,000	6,207,327
Enel Finance International NV
	5.000%, 09/14/22	EUR	2,000	2,420,303
Enterprise Products Operating LLC
	3.350%, 03/15/23		3,960	4,083,383
#	3.700%, 02/15/26		1,071	1,161,104
Equifax, Inc.
	3.950%, 06/15/23		10,000	10,489,610

			Face Amount^	Value†
			(000)
	Equinor ASA
	1.750%, 01/22/26		10,100	$10,243,089
	ERAC USA Finance LLC
Ω	3.850%, 11/15/24		15,000	16,062,082
	European Bank for Reconstruction & Development, Floating Rate Note, SOFR + 0.190%, FRN
(r)	0.239%, 04/14/26		142,000	142,191,714
	European Bank for Reconstruction & Development, Floating Rate Note, SOFR + 0.260%, FRN
(r)	0.309%, 03/13/23		1,450	1,453,408
	European Bank for Reconstruction & Development, Floating Rate Note, SOFR + 0.280%, FRN
#(r)	0.329%, 10/15/24		52,556	52,823,510
	European Investment Bank
	0.500%, 07/19/22	SEK	40,000	4,672,660
#	0.375%, 03/26/26		104,489	101,030,744
	European Investment Bank, Floating Rate Note, SOFR
	+ 0.280%, FRN
(r)	0.329%, 03/05/24		93,500	93,888,025
	European Investment Bank, Floating Rate Note, SONIO/N + 0.350%, FRN
(r)	0.399%, 06/29/23	GBP	1,653	2,272,326
	European Investment Bank, Floating Rate Note, SONIO/N + 1.000%, FRN
(r)	1.049%, 09/08/25	GBP	5,000	7,078,889
	Exelon Corp.
	3.950%, 06/15/25		3,300	3,564,022
	Exelon Generation Co. LLC
	3.250%, 06/01/25		14,000	14,797,048
	Expedia Group, Inc.
	5.000%, 02/15/26		19,000	21,339,673
	Fidelity & Guaranty Life
	Holdings, Inc.
Ω	5.500%, 05/01/25		27,262	30,706,527
	Fidelity National Information Services, Inc.
	1.150%, 03/01/26		32,700	32,045,634
	Fiserv, Inc.
	3.200%, 07/01/26		11,250	11,959,018
	Flex Ltd.
	4.750%, 06/15/25		2,050	2,252,286

DFA SHORT-TERM EXTENDED QUALITY PORTFOLIO

CONTINUED

			Face Amount^	Value†
			(000)
	3.750%, 02/01/26		8,500	$9,135,391
GATX Corp.
	4.750%, 06/15/22		12,125	12,425,559
GE Capital Funding LLC
	3.450%, 05/15/25		21,523	23,020,339
GE Capital International Funding Co. Unlimited Co.
	3.373%, 11/15/25		9,800	10,572,752
General Electric Co.
	0.375%, 05/17/22	EUR	1,500	1,739,757
	3.375%, 03/11/24		731	771,769
General Motors Co.
	6.125%, 10/01/25		3,000	3,481,831
General Motors Financial Co., Inc.
	3.550%, 07/08/22		1,150	1,173,552
#	3.250%, 01/05/23		1,300	1,335,237
	2.750%, 06/20/25		24,253	25,181,327
	5.250%, 03/01/26		11,892	13,448,876
Georgia Power Co.
	3.250%, 04/01/26		3,300	3,522,619
Gilead Sciences, Inc.
	3.650%, 03/01/26		7,918	8,585,408
GlaxoSmithKline Capital, Inc.
	2.800%, 03/18/23		5,700	5,880,006
Glencore Funding LLC
#Ω	4.125%, 03/12/24		2,145	2,278,777
Ω	4.625%, 04/29/24		16,455	17,759,637
#Ω	1.625%, 09/01/25		6,626	6,584,378
#Ω	1.625%, 04/27/26		16,100	15,921,793
Global Payments, Inc.
	3.750%, 06/01/23		1,000	1,039,170
	2.650%, 02/15/25		10,500	10,879,445
	1.200%, 03/01/26		15,348	14,983,592
Goldman Sachs Group, Inc.
	3.250%, 02/01/23	EUR	12,360	14,905,731
	3.500%, 01/23/25		10,000	10,627,338
Halliburton Co.
	3.500%, 08/01/23		2,800	2,917,930
Harley-Davidson Financial Services, Inc.
Ω	2.550%, 06/09/22		11,012	11,117,140
Ω	3.350%, 02/15/23		500	514,154
Hewlett Packard Enterprise Co.
	4.450%, 10/02/23		19,100	20,316,085
	4.900%, 10/15/25		500	560,215
Honda Canada Finance, Inc.
	2.268%, 07/15/22	CAD	20,000	16,334,195
HP, Inc.
#	2.200%, 06/17/25		19,000	19,489,396
HSBC Holdings PLC
	3.196%, 12/05/23	CAD	16,000	13,331,222
	4.300%, 03/08/26		9,000	9,911,672

			Face Amount^	Value†
			(000)
	Humana, Inc.
	3.850%, 10/01/24		17,000	$18,255,975
	Hyatt Hotels Corp.
	4.850%, 03/15/26		2,000	2,202,948
	Hydro-Quebec, Floating Rate Note, 3M CDOR + 0.200%, FRN
(r)	0.658%, 04/14/23	CAD	1,920	1,561,086
	ING Bank NV, Floating Rate Note, 3M EURIBOR + 0.420%, FRN
(r)	0.000%, 11/26/21	EUR	15,400	17,808,629
	ING Groep NV
Ω	4.625%, 01/06/26		7,000	7,842,742
	Inter-American Development Bank
	0.875%, 04/20/26		168,323	166,085,136
	4.250%, 06/11/26	AUD	41,200	34,210,737
	Inter-American Development Bank, Floating Rate Note, SOFR + 0.250%, FRN
(r)	0.299%, 02/04/25		5,000	5,019,750
	International Bank for Reconstruction & Development
	2.600%, 09/20/22	AUD	6,000	4,600,131
	0.500%, 05/18/26	AUD	7,540	5,334,853
	International Bank for Reconstruction & Development, Floating Rate Note, SOFR + 0.300%, FRN
(r)	0.349%, 08/06/24		69,900	70,252,296
	International Bank for Reconstruction & Development, Floating Rate Note, SOFR + 0.310%, FRN
(r)	0.359%, 09/18/25		119,400	119,959,986
	International Bank for Reconstruction & Development, Floating Rate Note, SONIO/N + 0.270%, FRN
(r)	0.320%, 05/15/24	GBP	4,182	5,746,458
	International Business Machines Corp.
	3.300%, 05/15/26		13,000	14,024,329
	Interpublic Group of Cos., Inc.
	4.200%, 04/15/24		1,000	1,071,379
	Intesa Sanpaolo SpA
	0.875%, 06/27/22	EUR	3,000	3,496,403

DFA SHORT-TERM EXTENDED QUALITY PORTFOLIO

CONTINUED

			Face Amount^	Value†
			(000)
Ω	3.125%, 07/14/22		1,025	$1,043,150
	J M Smucker Co.
	3.500%, 03/15/25		1,000	1,070,790
	Jabil, Inc.
	1.700%, 04/15/26		15,609	15,475,813
	Japan Bank for International Cooperation
	1.750%, 10/17/24		1,000	1,023,694
	JPMorgan Chase & Co.
#	3.300%, 04/01/26		13,990	14,962,065
	Juniper Networks, Inc.
#	1.200%, 12/10/25		12,000	11,833,949
	Kellogg Co.
	0.800%, 11/17/22	EUR	6,000	7,015,292
	3.250%, 04/01/26		3,888	4,157,641
	Kinder Morgan, Inc.
#	4.300%, 06/01/25		9,000	9,837,714
	Kinross Gold Corp.
	5.950%, 03/15/24		3,715	4,077,767
	Kommunalbanken AS
	4.250%, 07/16/25	AUD	190	155,644
	0.500%, 01/13/26		29,000	28,250,060
	Kommuninvest I Sverige AB
	0.250%, 06/01/22	SEK	839,890	97,943,131
	0.750%, 02/22/23	SEK	97,500	11,460,390
	Kreditanstalt fuer Wiederaufbau
	1.250%, 08/28/23	NOK	755,000	89,274,445
	1.625%, 04/03/24	NOK	122,000	14,483,339
	0.625%, 01/22/26		40,800	39,935,754
	Kuntarahoitus Oyj
	0.625%, 03/20/26		3,000	2,924,548
	Laboratory Corp. of America Holdings
#	1.550%, 06/01/26		6,000	5,959,954
	Landwirtschaftliche Rentenbank
	0.875%, 03/30/26		10,000	9,866,692
	4.750%, 05/06/26	AUD	14,100	11,929,395
	Lazard Group LLC
	3.750%, 02/13/25		2,000	2,143,677
	LeasePlan Corp. NV
Ω	2.875%, 10/24/24		15,100	15,716,363
	Liberty Mutual Group, Inc.
Ω	4.950%, 05/01/22		1,200	1,224,816
	Lloyds Banking Group PLC
	3.000%, 01/11/22		9,804	9,854,140
	4.450%, 05/08/25		3,600	3,961,195
	Lowe’s Cos., Inc.
#	2.500%, 04/15/26		4,600	4,808,599
	LSEGA Financing PLC
Ω	1.375%, 04/06/26		2,500	2,469,901
	LyondellBasell Industries NV
	5.750%, 04/15/24		4,255	4,690,984

			Face Amount^	Value†
			(000)
	Marathon Petroleum Corp.
	4.500%, 05/01/23		20,388	$21,416,562
	4.700%, 05/01/25		12,646	13,971,966
	Marsh & McLennan Cos., Inc.
	3.500%, 06/03/24		2,165	2,298,252
	McDonald’s Corp.
	3.700%, 01/30/26		22,822	24,817,068
	McKesson Corp.
	0.900%, 12/03/25		15,057	14,692,955
	Merck & Co., Inc.
#	0.750%, 02/24/26		8,100	7,939,333
	Micron Technology, Inc.
	2.497%, 04/24/23		3,000	3,082,647
	Mitsubishi UFJ Financial Group, Inc.
	2.998%, 02/22/22		2,500	2,520,429
	0.680%, 01/26/23	EUR	15,142	17,696,871
	2.193%, 02/25/25		3,000	3,080,944
	Morgan Stanley
	1.000%, 12/02/22	EUR	600	703,588
	3.000%, 02/07/24	CAD	8,500	7,067,926
	3.875%, 01/27/26		12,375	13,508,656
	3.125%, 07/27/26		21,000	22,309,757
	MPLX LP
	4.875%, 12/01/24		6,290	6,895,262
	4.000%, 02/15/25		1,000	1,073,930
	1.750%, 03/01/26		2,000	1,992,206
	Mylan, Inc.
Ω	3.125%, 01/15/23		5,125	5,270,927
	4.200%, 11/29/23		663	701,908
	National Australia Bank Ltd.
	2.800%, 01/10/22		17,631	17,714,037
	2.500%, 05/22/22		35,800	36,247,688
	3.375%, 01/14/26		7,400	8,006,701
	National Australia Bank Ltd., Floating Rate Note, 3M Swap + 0.770%, FRN
(r)	0.810%, 01/21/25	AUD	3,000	2,278,234
	National Australia Bank Ltd., Floating Rate Note, 3M Swap + 0.920%, FRN
(r)	0.933%, 06/19/24	AUD	13,000	9,914,680
	National Australia Bank Ltd., Floating Rate Note, 3M Swap + 0.930%, FRN
(r)	0.947%, 09/26/23	AUD	16,000	12,183,727
	National Australia Bank Ltd., Floating Rate Note, 3M Swap + 1.040%, FRN
(r)	1.053%, 02/26/24	AUD	11,000	8,404,476
	National Bank of Canada
	2.100%, 02/01/23		1,120	1,140,437

DFA SHORT-TERM EXTENDED QUALITY PORTFOLIO

CONTINUED

			Face Amount^	Value†
			(000)
National Rural Utilities Cooperative Finance Corp.
	1.000%, 06/15/26		6,000	$5,898,016
National Securities Clearing Corp.
	0.750%, 12/07/25		4,000	3,905,900
Nationwide Building Society
Ω	3.900%, 07/21/25		6,918	7,535,502
Natwest Group PLC
#	4.800%, 04/05/26		8,500	9,530,157
Natwest Markets PLC
Ω	3.625%, 09/29/22		200	205,738
Nederlandse Waterschapsbank NV, Floating Rate Note, 3M USD LIBOR + 0.070%, FRN
(r)Ω	0.186%, 12/15/21		104,000	104,011,048
Nestle Holdings, Inc.
Ω	0.625%, 01/15/26		1,399	1,359,229
NetApp, Inc.
	1.875%, 06/22/25		5,000	5,085,277
New South Wales Treasury Corp.
	4.000%, 05/20/26	AUD	24,000	19,855,041
New Zealand Government Bond
	5.500%, 04/15/23	NZD	9,500	7,190,699
	0.500%, 05/15/26	NZD	6,500	4,295,188
Nissan Motor Acceptance Corp.
#Ω	2.000%, 03/09/26		24,209	23,997,945
Nissan Motor Co. Ltd.
Ω	3.522%, 09/17/25		2,790	2,935,230
Nomura Holdings, Inc.
	2.648%, 01/16/25		11,228	11,621,429
	1.851%, 07/16/25		13,000	13,072,401
#	1.653%, 07/14/26		17,657	17,382,702
Nordic Investment Bank
	1.875%, 04/10/24	NOK	489,000	58,328,180
#	0.500%, 01/21/26		3,000	2,913,069
Norway Government Bond
Ω	2.000%, 05/24/23	NOK	720,000	86,371,193
Ω	3.000%, 03/14/24	NOK 1,088,000		133,615,142
NRW Bank
	1.050%, 03/31/26	AUD	5,600	4,049,675
NTT Finance Corp.
Ω	1.162%, 04/03/26		21,500	21,177,721
	1.162%, 04/03/26		5,000	4,925,051
Nutrien Ltd.
	3.625%, 03/15/24		4,350	4,594,539
Oesterreichische Kontrollbank AG
#	0.500%, 02/02/26		3,600	3,501,684

			Face Amount^	Value†
			(000)
Omnicom Group, Inc./Omnicom Capital, Inc.
	3.650%, 11/01/24		4,000	$4,271,120
Oracle Corp.
#	2.500%, 05/15/22		1,329	1,339,612
	3.400%, 07/08/24		5,000	5,285,424
#	1.650%, 03/25/26		36,500	36,616,547
Penske Truck Leasing Canada, Inc.
	2.850%, 12/07/22	CAD	2,000	1,641,096
Penske Truck Leasing Co.
	LP/PTL Finance Corp.
Ω	4.250%, 01/17/23		9,025	9,400,381
Ω	4.125%, 08/01/23		2,707	2,848,502
Ω	4.450%, 01/29/26		3,072	3,390,790
Ω	1.700%, 06/15/26		25,000	24,890,714
Perrigo Finance Unlimited Co.
	3.900%, 12/15/24		9,632	10,186,378
Pfizer, Inc.
	0.250%, 03/06/22	EUR	14,700	17,025,791
Phillips 66
	3.850%, 04/09/25		5,000	5,387,655
Phillips 66 Partners LP
	2.450%, 12/15/24		11,084	11,427,299
	3.605%, 02/15/25		4,667	4,950,715
PPG Industries, Inc.
	1.200%, 03/15/26		33,526	32,943,814
Procter & Gamble Co.
	2.000%, 11/05/21	EUR	550	635,927
	2.700%, 02/02/26		900	954,256
Province of Alberta Canada
	2.650%, 09/01/23	CAD	21,500	17,846,598
Province of British Columbia Canada
#	0.900%, 07/20/26		146,800	144,488,605
Province of Manitoba Canada
	0.750%, 12/15/21	GBP	6,970	9,543,740
Province of Ontario Canada
	3.150%, 06/02/22	CAD	15,300	12,552,898
	0.625%, 01/21/26		118,667	115,909,179
	1.050%, 04/14/26		70,000	69,482,884
Province of Ontario Canada, Floating Rate Note, 3M CDOR + 0.050%, FRN
(r)	0.490%, 08/21/23	CAD	20,000	16,232,385
Province of Quebec Canada
	3.000%, 09/01/23	CAD	40,000	33,422,431
	2.500%, 04/20/26		6,695	7,060,693
Province of Quebec Canada, Floating Rate Note, 3M CDOR + 0.405%, FRN
(r)	0.863%, 10/13/24	CAD	30,000	24,683,824

DFA SHORT-TERM EXTENDED QUALITY PORTFOLIO

CONTINUED

			Face Amount^	Value†
			(000)
Province of Quebec Canada, Floating Rate Note, 3M CDOR + 0.545%, FRN
(r)	1.003%, 10/19/23	CAD	15,000	$12,307,854
PSP Capital, Inc.
Ω	1.000%, 06/29/26		44,693	44,156,763
Public Storage
#	0.875%, 02/15/26		22,500	22,052,996
PulteGroup, Inc.
	5.500%, 03/01/26		3,000	3,440,850
Republic of Italy Government International Bond
	6.875%, 09/27/23		14,450	16,054,802
	2.375%, 10/17/24		23,379	24,054,595
	1.250%, 02/17/26		3,000	2,924,123
Reynolds American, Inc.
	4.450%, 06/12/25		8,000	8,727,953
Roche Holdings, Inc.
#Ω	0.991%, 03/05/26		44,350	43,489,466
Roper Technologies, Inc.
	1.000%, 09/15/25		3,000	2,952,007
Ross Stores, Inc.
	4.600%, 04/15/25		7,200	7,959,287
#	0.875%, 04/15/26		3,000	2,921,863
Royal Bank of Canada
	1.968%, 03/02/22	CAD	35,000	28,428,733
	2.352%, 07/02/24	CAD	10,000	8,219,861
#	0.875%, 01/20/26		56,400	55,013,734
Royalty Pharma PLC
	1.200%, 09/02/25		8,700	8,572,169
Ryder System, Inc.
	3.400%, 03/01/23		18,180	18,811,426
	3.875%, 12/01/23		290	307,541
	2.500%, 09/01/24		6,000	6,230,399
Sanofi
	0.000%, 03/21/22	EUR	1,500	1,736,046
Santander Holdings USA, Inc.
	3.400%, 01/18/23		18,560	19,100,582
	3.450%, 06/02/25		2,625	2,785,521
Schlumberger Holdings Corp.
Ω	4.000%, 12/21/25		5,340	5,814,842
SFIL SA
	0.625%, 02/09/26		40,400	39,322,628
Shell International Finance BV
	1.000%, 04/06/22	EUR	1,000	1,163,075
#	3.250%, 05/11/25		2,000	2,138,946
	2.875%, 05/10/26		4,200	4,477,878
Siemens Financieringsmaatschappij NV
	1.200%, 03/11/26		6,000	5,939,183
Ω	2.350%, 10/15/26		1,500	1,552,949

			Face Amount^	Value†
			(000)
	Simon Property Group LP
	3.500%, 09/01/25		18,500	$19,931,726
	Skandinaviska Enskilda Banken AB
	1.250%, 08/05/22	GBP	2,000	2,748,236
	SNCF Reseau
	5.500%, 12/01/21	GBP	708	972,963
	Societe Generale SA
Ω	4.250%, 09/14/23		500	530,876
Ω	2.625%, 10/16/24		2,000	2,068,709
Ω	1.375%, 07/08/25		1,600	1,588,744
	Southern Power Co.
	1.000%, 06/20/22	EUR	17,310	20,184,448
#	0.900%, 01/15/26		6,682	6,486,740
	Southwest Airlines Co.
	4.750%, 05/04/23		5,185	5,486,744
	Southwestern Electric Power
	Co.
	1.650%, 03/15/26		34,229	34,228,140
	Spectra Energy Partners LP
	3.500%, 03/15/25		5,000	5,314,013
	State of North Rhine-Westphalia Germany, Floating Rate Note, SONIO/N + 0.380%, FRN
(r)	0.429%, 10/15/24	GBP	4,000	5,504,037
	Sumitomo Mitsui Financial Group, Inc.
	2.784%, 07/12/22		1,150	1,169,443
#	0.948%, 01/12/26		24,971	24,341,568
	2.632%, 07/14/26		4,000	4,153,017
	Suncor Energy, Inc.
#	3.100%, 05/15/25		18,000	18,996,397
	Svenska Handelsbanken AB
	0.250%, 02/28/22	EUR	13,000	15,064,366
	Sysco Corp.
	3.550%, 03/15/25		16,102	17,226,418
	5.650%, 04/01/25		10,000	11,379,681
	Temasek Financial I Ltd.
	0.500%, 03/01/22	EUR	3,180	3,685,262
	Toronto-Dominion Bank
	0.750%, 01/06/26		32,440	31,626,743
	1.200%, 06/03/26		169,033	166,942,877
	Toronto-Dominion Bank, Floating Rate Note, 3M Swap + 1.000%, FRN
(r)	1.025%, 07/10/24	AUD	7,200	5,502,796
	Toyota Credit Canada, Inc.
	2.020%, 02/28/22	CAD	10,000	8,120,798
	2.350%, 07/18/22	CAD	10,000	8,174,855
	Toyota Motor Corp.
	1.339%, 03/25/26		12,018	12,010,054

DFA SHORT-TERM EXTENDED QUALITY PORTFOLIO

CONTINUED

			Face Amount^	Value†
			(000)
Toyota Motor Credit Corp.
	2.375%, 02/01/23	EUR	2,000	$2,389,799
#	1.125%, 06/18/26		5,000	4,928,967
Toyota Motor Finance Netherlands BV
	0.250%, 01/10/22	EUR	3,000	3,472,681
Treasury Corp. of Victoria
	0.500%, 11/20/25	AUD	27,400	19,687,729
UBS Group AG
	1.750%, 11/16/22	EUR	9,052	10,692,187
Ω	4.125%, 09/24/25		7,000	7,648,127
#	4.125%, 09/24/25		21,000	22,944,381
	4.125%, 04/15/26		4,000	4,402,614
Ω	4.125%, 04/15/26		2,700	2,971,765
UniCredit SpA
Ω	7.830%, 12/04/23		6,920	7,812,694
UnitedHealth Group, Inc.
	1.250%, 01/15/26		8,000	7,995,840
	3.100%, 03/15/26		1,000	1,074,862
#	1.150%, 05/15/26		1,500	1,485,404
Utah Acquisition Sub, Inc.
	3.950%, 06/15/26		3,000	3,262,893
Valero Energy Corp.
	2.700%, 04/15/23		2,000	2,056,804
#	3.650%, 03/15/25		2,000	2,146,392
	2.850%, 04/15/25		27,750	29,005,881
#	3.400%, 09/15/26		8,000	8,552,622
Ventas Realty LP
	3.500%, 04/15/24		1,000	1,058,489
	2.650%, 01/15/25		2,000	2,075,296
VEREIT Operating Partnership LP
	4.625%, 11/01/25		400	446,396
Verizon Communications, Inc.
	3.376%, 02/15/25		5,000	5,341,941
#	0.850%, 11/20/25		4,900	4,800,248
	1.450%, 03/20/26		29,100	29,025,966
VF Corp.
	2.050%, 04/23/22		2,700	2,720,406
ViacomCBS, Inc.
	4.750%, 05/15/25		33,200	36,835,606
	4.000%, 01/15/26		1,400	1,528,044
VMware, Inc.
	2.950%, 08/21/22		2,000	2,033,530
#	1.400%, 08/15/26		12,609	12,420,210
Volkswagen Financial Services AG
	1.375%, 10/16/23	EUR	5,000	5,932,476
Volkswagen Group of America Finance LLC
#Ω	2.850%, 09/26/24		1,000	1,046,992
Volkswagen International Finance NV
	0.875%, 01/16/23	EUR	4,200	4,916,258

		Face Amount^	Value†
		(000)
Volkswagen Leasing GmbH
2.125%, 04/04/22	EUR	2,496	$2,915,764
Vornado Realty LP
2.150%, 06/01/26		16,200	16,315,276
Walgreens Boots Alliance, Inc.
3.450%, 06/01/26		2,031	2,177,054
Walt Disney Co.
1.750%, 01/13/26		3,600	3,652,234
Wells Fargo & Co.
1.500%, 09/12/22	EUR	2,700	3,172,150
3.184%, 02/08/24	CAD	35,750	29,790,126
3.000%, 02/19/25		2,800	2,947,837
3.550%, 09/29/25		2,300	2,476,582
3.000%, 04/22/26		4,000	4,233,609
2.975%, 05/19/26	CAD	1,000	829,864
Western Australian Treasury Corp.
2.750%, 10/20/22	AUD	27,000	20,778,591
Western Union Co.
# 1.350%, 03/15/26		52,086	51,002,118
Westpac Banking Corp.
2.800%, 01/11/22		15,512	15,589,459
2.500%, 06/28/22		3,140	3,185,933
2.850%, 05/13/26		8,100	8,601,230
1.150%, 06/03/26		85,650	84,586,227
4.125%, 06/04/26	AUD	1,500	1,224,794
Westpac Banking Corp., Floating Rate Note, 3M Swap + 0.880%, FRN
(r) 0.896%, 08/16/24	AUD	8,000	6,098,040
Westpac Banking Corp., Floating Rate Note, 3M Swap + 1.140%, FRN
(r) 1.182%, 04/24/24	AUD	8,000	6,133,357
Whirlpool Corp.
3.700%, 03/01/23		1,525	1,585,454
Williams Cos., Inc.
3.350%, 08/15/22		4,600	4,665,893
3.700%, 01/15/23		6,726	6,916,270
4.300%, 03/04/24		5,100	5,455,285
3.900%, 01/15/25		5,442	5,848,638
WRKCo, Inc.
# 4.650%, 03/15/26		1,000	1,124,710
Zimmer Biomet Holdings, Inc.
3.550%, 04/01/25		14,145	15,053,935
3.050%, 01/15/26		3,000	3,168,946
Zoetis, Inc.
3.250%, 02/01/23		3,015	3,094,976

TOTAL BONDS			7,022,563,346

U.S. TREASURY OBLIGATIONS — (2.5%)
U.S. Treasury Notes
0.750%, 03/31/26		145,000	142,643,750

DFA SHORT-TERM EXTENDED QUALITY PORTFOLIO

CONTINUED

	Face Amount^	Value†
	(000)
0.750%, 04/30/26	20,000	$19,661,719
U.S. Treasury Notes, Floating Rate Note, 3M USTMMR + 0.029%, FRN
(r) 0.084%, 07/31/23	15,000	14,999,733

TOTAL U.S. TREASURY OBLIGATIONS		177,305,202

TOTAL INVESTMENT SECURITIES (Cost $7,211,801,838)		7,199,868,548

	Shares	Value†
SECURITIES LENDING COLLATERAL — (1.2%)
@§ The DFA Short Term Investment Fund	7,796,342	$90,203,672

TOTAL INVESTMENTS — (100.0%) (Cost $7,302,004,649)		$7,290,072,220

As of October 31, 2021, DFA Short-Term Extended Quality Portfolio had entered into the following forward currency contracts and the net unrealized forward currency gain (loss) is reflected in the accompanying financial statements:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Foreign Exchange Appreciation (Depreciation)
USD	69,114,310	EUR	59,427,691	Morgan Stanley and Co. International	01/10/22	$289,360
USD	70,247,136	EUR	60,621,926	HSBC Bank	01/12/22	36,259
USD	105,478,806	NOK	888,155,384	Bank of America Corp.	01/18/22	423,411
USD	69,903,429	EUR	60,139,949	BNY Mellon	01/18/22	242,288
USD	128,957,804	CAD	159,122,840	State Street Bank and Trust	01/19/22	366,176
USD	143,711,371	NOK	1,204,969,017	Goldman Sachs International	01/20/22	1,186,278
USD	64,907,559	EUR	55,681,072	HSBC Bank	01/20/22	408,595
USD	35,363,916	CAD	43,631,006	HSBC Bank	01/21/22	104,715
USD	123,141,610	CAD	152,199,249	Bank of America Corp.	01/25/22	147,621

Total Appreciation						$3,204,703
USD	39,152,038	SEK	339,522,874	Bank of America Corp.	11/03/21	$(382,836)
USD	63,113,133	GBP	46,139,699	Bank of America Corp.	11/05/21	(31,602)
USD	136,607,410	NOK	1,184,087,485	UBS AG	11/05/21	(3,554,698)
USD	119,967,838	CAD	151,925,158	HSBC Bank	11/17/21	(2,788,731)
USD	60,337,597	AUD	80,471,417	Bank of America Corp.	12/31/21	(210,839)
USD	11,615,250	NZD	16,255,861	State Street Bank and Trust	12/31/21	(22,838)
USD	35,382,998	SEK	305,001,725	Bank of America Corp.	01/07/22	(172,604)
USD	120,697,745	CAD	151,267,864	State Street Bank and Trust	01/07/22	(1,551,011)
USD	38,657,349	SEK	337,772,649	UBS AG	01/07/22	(718,526)
USD	120,322,209	AUD	161,007,910	Bank of America Corp.	01/19/22	(824,983)
CAD	13,665,807	USD	11,074,454	Morgan Stanley and Co. International	01/19/22	(30,732)
USD	126,686,218	AUD	168,931,783	State Street Bank and Trust	01/21/22	(423,064)

Total (Depreciation)						$(10,712,464)

Total Appreciation (Depreciation)						$(7,507,761)

DFA SHORT-TERM EXTENDED QUALITY PORTFOLIO

CONTINUED

Summary of the Portfolio’s investments as of October 31, 2021, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Bonds	—	$7,022,563,346	—	$7,022,563,346
U.S. Treasury Obligations	—	177,305,202	—	177,305,202
Securities Lending Collateral	—	90,203,672	—	90,203,672
Forward Currency Contracts**	—	(7,507,761)	—	(7,507,761)

TOTAL	—	$7,282,564,459	—	$7,282,564,459

**	Valued at the unrealized appreciation/(depreciation) on the investment.

See accompanying Notes to Financial Statements.

DFA INTERMEDIATE-TERM EXTENDED QUALITY PORTFOLIO

SCHEDULE OF INVESTMENTS

October 31, 2021

		Face Amount	Value†
		(000)
AGENCY OBLIGATIONS — (3.0%)
Federal Home Loan Bank
	2.125%, 09/14/29	5,000	$5,201,327
	2.125%, 12/14/29	5,000	5,209,559
Federal Home Loan
Mortgage Corp.
	6.750%, 03/15/31	6,000	8,649,548
	6.250%, 07/15/32	16,000	23,053,614
Federal National Mortgage Association
	0.875%, 08/05/30	15,000	14,085,704
	6.625%, 11/15/30	5,000	7,078,971

TOTAL AGENCY OBLIGATIONS			63,278,723

BONDS — (92.6%)
3M Co.
#	3.375%, 03/01/29	2,500	2,746,817
	2.375%, 08/26/29	9,500	9,780,697
7-Eleven, Inc.
#Ω	2.500%, 02/10/41	2,000	1,859,723
Abbott Laboratories
#	5.300%, 05/27/40	2,000	2,763,599
AbbVie, Inc.
	4.250%, 11/14/28	4,000	4,543,558
Activision Blizzard, Inc.
	1.350%, 09/15/30	2,000	1,843,857
Aetna, Inc.
	6.750%, 12/15/37	1,000	1,464,964
Affiliated Managers Group, Inc.
	3.300%, 06/15/30	5,200	5,541,503
Agilent Technologies, Inc.
	2.750%, 09/15/29	1,400	1,455,372
Ahold Finance USA LLC
	6.875%, 05/01/29	388	509,981
Allstate Corp.
	5.350%, 06/01/33	1,900	2,403,598
Alphabet, Inc.
	1.100%, 08/15/30	34,400	32,261,305
	1.900%, 08/15/40	6,000	5,434,807
Altria Group, Inc.
	4.800%, 02/14/29	736	838,408
	3.400%, 05/06/30	2,500	2,617,538
	2.450%, 02/04/32	6,000	5,693,810
Amazon.com, Inc.
#	1.500%, 06/03/30	3,000	2,903,167
	2.100%, 05/12/31	21,000	21,171,800
	4.800%, 12/05/34	11,900	15,122,149
	3.875%, 08/22/37	1,000	1,176,259

		Face Amount	Value†
		(000)
Amcor Flexibles North America, Inc.
	2.630%, 06/19/30	375	$380,234
American International Group, Inc.
	4.700%, 07/10/35	5,000	6,011,353
AmerisourceBergen Corp.
	3.450%, 12/15/27	8,000	8,638,523
	2.800%, 05/15/30	3,800	3,921,854
Amgen, Inc.
	2.300%, 02/25/31	7,100	7,062,577
	2.800%, 08/15/41	2,000	1,942,211
Amphenol Corp.
	2.800%, 02/15/30	6,000	6,220,971
Anheuser-Busch InBev Worldwide, Inc.
	4.000%, 04/13/28	3,000	3,373,901
	4.900%, 01/23/31	7,000	8,492,297
Anthem, Inc.
	3.650%, 12/01/27	555	609,212
	4.101%, 03/01/28	5,000	5,628,329
	2.250%, 05/15/30	8,100	8,076,172
ANZ New Zealand International Ltd.
#Ω	3.450%, 07/17/27	7,000	7,626,170
Aon Corp.
	3.750%, 05/02/29	10,175	11,286,567
	2.800%, 05/15/30	500	518,148
Appalachian Power Co.
	7.000%, 04/01/38	1,600	2,356,819
Apple, Inc.
#	3.200%, 05/11/27	6,405	6,949,398
	3.000%, 11/13/27	9,500	10,215,635
	2.200%, 09/11/29	5,000	5,113,101
	1.250%, 08/20/30	5,500	5,192,794
	1.650%, 02/08/31	6,500	6,295,726
	4.500%, 02/23/36	1,000	1,249,796
ArcelorMittal SA
#	4.250%, 07/16/29	2,447	2,687,205
Ares Capital Corp.
	3.200%, 11/15/31	5,000	4,982,741
Arizona Public Service Co.
#	2.200%, 12/15/31	5,000	4,895,700
Arrow Electronics, Inc.
	3.875%, 01/12/28	5,330	5,758,846
Assurant, Inc.
	2.650%, 01/15/32	3,000	2,949,419
AstraZeneca PLC
	4.000%, 01/17/29	3,000	3,413,120
AT&T, Inc.
#	2.750%, 06/01/31	6,634	6,748,305

DFA INTERMEDIATE-TERM EXTENDED QUALITY PORTFOLIO

CONTINUED

		Face Amount	Value†
		(000)
Automatic Data Processing, Inc.
	1.250%, 09/01/30	7,405	$6,990,546
AvalonBay Communities, Inc.
	2.450%, 01/15/31	3,000	3,068,094
	2.050%, 01/15/32	3,200	3,135,023
Avnet, Inc.
	3.000%, 05/15/31	400	398,265
AXIS Specialty Finance PLC
	4.000%, 12/06/27	4,780	5,280,897
Baker Hughes a GE Co. LLC/Baker Hughes Co-Obligor, Inc.
#	3.337%, 12/15/27	10,970	11,833,454
	3.138%, 11/07/29	2,000	2,122,485
Banco Santander SA
	3.800%, 02/23/28	5,800	6,343,082
	3.490%, 05/28/30	600	637,100
BAT Capital Corp.
#	4.906%, 04/02/30	9,000	10,197,875
	4.390%, 08/15/37	2,000	2,138,095
Bayer U.S. Finance II LLC
Ω	4.375%, 12/15/28	7,000	7,879,819
Berkshire Hathaway Finance Corp.
	1.850%, 03/12/30	5,000	4,945,397
	1.450%, 10/15/30	30,631	29,317,523
Best Buy Co., Inc.
	4.450%, 10/01/28	5,000	5,709,415
Biogen, Inc.
	2.250%, 05/01/30	12,000	11,840,813
Black Hills Corp.
	4.350%, 05/01/33	8,837	10,111,318
BlackRock, Inc.
#	3.200%, 03/15/27	5,545	6,013,053
	3.250%, 04/30/29	1,365	1,494,567
	1.900%, 01/28/31	26,000	25,714,879
BMW U.S. Capital LLC
Ω	4.150%, 04/09/30	4,000	4,592,044
BNP Paribas SA
#Ω	3.500%, 11/16/27	8,631	9,251,098
Boeing Co.
	2.950%, 02/01/30	3,000	3,034,176
	6.125%, 02/15/33	3,335	4,223,619
	3.600%, 05/01/34	3,000	3,132,915
	3.250%, 02/01/35	700	701,448
Booking Holdings, Inc.
	4.625%, 04/13/30	4,900	5,778,069
BP Capital Markets America, Inc.
	3.017%, 01/16/27	1,600	1,698,754
#	1.749%, 08/10/30	1,800	1,742,036
	3.060%, 06/17/41	5,000	5,048,442

		Face Amount	Value†
		(000)
Bristol-Myers Squibb Co.
	4.125%, 06/15/39	3,400	$4,061,623
Brixmor Operating Partnership LP
	2.500%, 08/16/31	1,983	1,940,920
Broadcom, Inc.
#	4.300%, 11/15/32	4,000	4,453,883
Ω	3.419%, 04/15/33	1,000	1,032,515
#Ω	3.137%, 11/15/35	7,900	7,764,248
Brookfield Finance, Inc.
	4.350%, 04/15/30	2,000	2,281,190
Bunge Ltd Finance Corp.
#	3.750%, 09/25/27	6,075	6,640,598
Camden Property Trust
	2.800%, 05/15/30	2,000	2,098,220
Campbell Soup Co.
	4.150%, 03/15/28	905	1,014,025
Canadian Natural Resources Ltd.
	2.950%, 07/15/30	4,980	5,132,321
	5.850%, 02/01/35	2,000	2,515,689
Cargill, Inc.
Ω	2.125%, 04/23/30	3,470	3,479,477
Carrier Global Corp.
	2.700%, 02/15/31	2,500	2,552,119
	3.377%, 04/05/40	1,000	1,046,341
CenterPoint Energy Resources Corp.
	4.000%, 04/01/28	3,000	3,331,776
CenterPoint Energy, Inc.
	2.950%, 03/01/30	2,000	2,074,020
Charles Schwab Corp.
	2.750%, 10/01/29	3,000	3,154,707
	4.625%, 03/22/30	5,000	5,946,655
Chevron Corp.
	2.236%, 05/11/30	11,500	11,749,375
Choice Hotels International, Inc.
	3.700%, 12/01/29	1,580	1,683,332
Chubb Corp.
#	6.500%, 05/15/38	500	751,953
CI Financial Corp.
	3.200%, 12/17/30	1,000	1,024,558
Cigna Corp.
	4.375%, 10/15/28	5,000	5,731,766
	2.400%, 03/15/30	4,000	4,040,541
	3.200%, 03/15/40	1,870	1,927,322
Cincinnati Financial Corp.
	6.920%, 05/15/28	358	462,381
Citigroup, Inc.
	8.125%, 07/15/39	5,000	8,490,575
Clorox Co.
#	3.900%, 05/15/28	1,000	1,125,523

DFA INTERMEDIATE-TERM EXTENDED QUALITY PORTFOLIO

CONTINUED

		Face Amount	Value†
		(000)
CME Group, Inc.
	3.750%, 06/15/28	813	$909,821
CNO Financial Group, Inc.
#	5.250%, 05/30/29	2,750	3,206,913
Coca-Cola Co.
	2.500%, 06/01/40	3,000	2,956,870
Comcast Corp.
	4.250%, 10/15/30	1,000	1,153,637
	4.250%, 01/15/33	4,000	4,682,708
	7.050%, 03/15/33	3,837	5,517,723
Comerica, Inc.
	4.000%, 02/01/29	1,000	1,135,733
Commonwealth Bank of Australia
Ω	1.875%, 09/15/31	3,500	3,407,625
Conagra Brands, Inc.
	5.300%, 11/01/38	5,000	6,341,020
ConocoPhillips
	5.900%, 10/15/32	7,000	9,194,875
	6.500%, 02/01/39	1,500	2,214,325
Consolidated Edison Co. of New York, Inc.
	6.750%, 04/01/38	1,300	1,895,827
#	5.500%, 12/01/39	1,400	1,847,154
	5.700%, 06/15/40	294	397,320
Costco Wholesale Corp.
	1.750%, 04/20/32	37,598	36,644,271
Cox Communications, Inc.
Ω	4.800%, 02/01/35	1,797	2,132,893
Credit Agricole SA
	3.875%, 04/15/24	78	83,444
CRH America Finance, Inc.
Ω	3.950%, 04/04/28	2,280	2,538,361
Crown Castle International Corp.
#	2.250%, 01/15/31	2,000	1,945,500
CSX Corp.
#	2.400%, 02/15/30	2,000	2,038,605
CVS Health Corp.
	3.250%, 08/15/29	6,151	6,574,641
	2.700%, 08/21/40	1,000	958,784
Daimler Finance North America LLC
	8.500%, 01/18/31	9,188	13,846,483
Danske Bank AS
Ω	4.375%, 06/12/28	6,000	6,668,866
Deere & Co.
	5.375%, 10/16/29	650	813,485
Dentsply Sirona, Inc.
#	3.250%, 06/01/30	3,833	4,062,249
Diageo Capital PLC
	2.375%, 10/24/29	7,400	7,579,474
	2.125%, 04/29/32	2,600	2,578,444

		Face Amount	Value†
		(000)
Discovery Communications LLC
#	3.625%, 05/15/30	7,000	$7,530,971
Dollar Tree, Inc.
	4.200%, 05/15/28	5,234	5,892,328
Dow Chemical Co.
	7.375%, 11/01/29	458	617,897
	4.250%, 10/01/34	1,402	1,616,664
DuPont de Nemours, Inc.
	5.319%, 11/15/38	8,000	10,322,005
E*TRADE Financial Corp.
	4.500%, 06/20/28	2,500	2,846,106
Eagle Materials, Inc.
	2.500%, 07/01/31	1,000	989,666
Eaton Corp.
	4.000%, 11/02/32	12,465	14,379,503
EI du Pont de Nemours & Co.
	2.300%, 07/15/30	1,225	1,241,047
Enel Finance International NV
Ω	3.500%, 04/06/28	4,000	4,338,760
Enterprise Products Operating LLC
	6.875%, 03/01/33	2,035	2,805,919
	6.650%, 10/15/34	1,500	2,068,418
EOG Resources, Inc.
	4.375%, 04/15/30	8,000	9,305,824
Equinor ASA
Ω	6.500%, 12/01/28	5,000	6,461,871
#	2.375%, 05/22/30	2,000	2,048,799
ERP Operating LP
#	1.850%, 08/01/31	2,000	1,931,580
Estee Lauder Cos., Inc.
	2.600%, 04/15/30	2,400	2,506,448
Expedia Group, Inc.
	3.250%, 02/15/30	853	876,970
Exxon Mobil Corp.
	2.440%, 08/16/29	6,050	6,247,989
	3.482%, 03/19/30	5,750	6,366,460
FedEx Corp.
	3.100%, 08/05/29	1,500	1,599,699
	4.900%, 01/15/34	6,488	7,917,280
	3.900%, 02/01/35	2,000	2,231,699
Fidelity National Financial, Inc.
	3.400%, 06/15/30	8,900	9,478,128
	2.450%, 03/15/31	1,000	991,479
Flex Ltd.
	4.875%, 06/15/29	2,789	3,170,911
	4.875%, 05/12/30	2,500	2,866,178
Flowserve Corp.
	2.800%, 01/15/32	1,000	978,117

DFA INTERMEDIATE-TERM EXTENDED QUALITY PORTFOLIO

CONTINUED

		Face Amount	Value†
		(000)
FMR LLC
Ω	4.950%, 02/01/33	9,555	$11,838,574
Fortune Brands Home & Security, Inc.
	3.250%, 09/15/29	4,700	5,051,341
Fox Corp.
	5.476%, 01/25/39	4,000	5,172,743
Fresenius Medical Care U.S. Finance III, Inc.
Ω	2.375%, 02/16/31	3,600	3,474,246
General Dynamics Corp.
#	4.250%, 04/01/40	3,952	4,826,879
General Electric Co.
	6.750%, 03/15/32	8,273	11,370,827
General Mills, Inc.
	4.200%, 04/17/28	1,250	1,415,974
Georgia Power Co.
	2.650%, 09/15/29	5,000	5,169,330
Georgia-Pacific LLC
	7.750%, 11/15/29	4,960	7,008,285
Ω	2.300%, 04/30/30	7,000	7,106,968
Gilead Sciences, Inc.
	2.600%, 10/01/40	5,000	4,798,455
GlaxoSmithKline Capital, Inc.
	3.875%, 05/15/28	2,800	3,163,208
	5.375%, 04/15/34	7,000	9,187,443
Glencore Funding LLC
Ω	2.850%, 04/27/31	3,000	3,003,896
Global Payments, Inc.
	4.450%, 06/01/28	1,071	1,204,718
Goldman Sachs Group, Inc.
	6.125%, 02/15/33	7,000	9,275,068
Halliburton Co.
#	2.920%, 03/01/30	3,000	3,099,791
	6.700%, 09/15/38	5,400	7,504,127
Health Care Service Corp. A Mutual Legal Reserve Co.
Ω	2.200%, 06/01/30	3,500	3,481,240
Home Depot, Inc.
	3.300%, 04/15/40	4,000	4,346,240
HP, Inc.
	3.400%, 06/17/30	9,000	9,506,320
HSBC Holdings PLC
	4.950%, 03/31/30	3,556	4,186,486
ING Groep NV
	3.950%, 03/29/27	6,550	7,205,100
	4.550%, 10/02/28	206	238,244
Intel Corp.
	4.000%, 12/15/32	1,200	1,396,395
Intercontinental Exchange, Inc.
	2.100%, 06/15/30	5,581	5,506,159
	2.650%, 09/15/40	5,000	4,812,500

		Face Amount	Value†
		(000)
International Business Machines Corp.
	3.300%, 01/27/27	1,726	$1,871,425
#	3.500%, 05/15/29	29	31,776
	1.950%, 05/15/30	2,800	2,741,033
	5.875%, 11/29/32	66	87,567
	4.150%, 05/15/39	2,300	2,696,051
Interstate Power & Light Co.
	2.300%, 06/01/30	2,228	2,231,310
ITC Holdings Corp.
Ω	2.950%, 05/14/30	1,500	1,561,833
Jabil, Inc.
	3.600%, 01/15/30	3,995	4,340,360
	3.000%, 01/15/31	6,567	6,721,818
Jefferies Group LLC/Jefferies Group Capital Finance, Inc.
	2.625%, 10/15/31	1,900	1,864,095
Johnson & Johnson
	6.950%, 09/01/29	1,000	1,378,582
#	1.300%, 09/01/30	12,825	12,287,045
	4.950%, 05/15/33	3,800	4,892,134
	4.375%, 12/05/33	4,334	5,320,697
#	3.550%, 03/01/36	1,500	1,720,826
#	2.100%, 09/01/40	14,000	13,320,876
Juniper Networks, Inc.
	3.750%, 08/15/29	7,000	7,622,947
Kellogg Co.
	4.300%, 05/15/28	2,500	2,843,377
	7.450%, 04/01/31	1,100	1,562,788
Kemper Corp.
#	2.400%, 09/30/30	5,500	5,425,642
KeyCorp
	2.550%, 10/01/29	9,783	10,108,960
Kilroy Realty LP
	2.500%, 11/15/32	3,000	2,939,489
Kinder Morgan Energy
Partners LP
	6.500%, 09/01/39	1,565	2,144,358
Kroger Co.
	7.500%, 04/01/31	6,725	9,453,752
Lam Research Corp.
#	4.000%, 03/15/29	2,000	2,281,436
Lazard Group LLC
	4.500%, 09/19/28	7,000	8,032,483
Lear Corp.
	3.800%, 09/15/27	639	697,913
	3.500%, 05/30/30	3,995	4,265,744
Leggett & Platt, Inc.
#	4.400%, 03/15/29	11,000	12,507,953
Liberty Mutual Group, Inc.
Ω	4.569%, 02/01/29	4,000	4,615,192
Lincoln National Corp.
	3.050%, 01/15/30	11,900	12,565,831
#	3.400%, 01/15/31	60	64,734

DFA INTERMEDIATE-TERM EXTENDED QUALITY PORTFOLIO

CONTINUED

		Face Amount	Value†
		(000)
Lloyds Banking Group PLC
	4.375%, 03/22/28	4,000	$4,511,227
Loews Corp.
	6.000%, 02/01/35	1,900	2,536,468
LSEGA Financing PLC
Ω	2.500%, 04/06/31	5,000	5,047,174
Markel Corp.
	3.350%, 09/17/29	8,000	8,638,573
Mars, Inc.
Ω	3.600%, 04/01/34	9,159	10,267,939
Marsh & McLennan Cos., Inc.
	4.375%, 03/15/29	1,762	2,035,199
	2.250%, 11/15/30	8,300	8,295,419
	5.875%, 08/01/33	2,500	3,320,328
McDonald’s Corp.
	4.875%, 07/15/40	7,200	9,126,865
Merck & Co., Inc.
	1.450%, 06/24/30	11,000	10,571,324
	2.350%, 06/24/40	5,100	4,878,663
Merck Sharp & Dohme Corp.
	6.400%, 03/01/28	1,591	2,018,019
MetLife, Inc.
	6.500%, 12/15/32	300	418,155
#	5.700%, 06/15/35	6,900	9,318,281
Micron Technology, Inc.
#	4.663%, 02/15/30	4,334	4,946,828
Microsoft Corp.
	3.500%, 02/12/35	19,000	21,824,177
	4.200%, 11/03/35	5,750	7,081,203
Mitsubishi UFJ Financial Group, Inc.
	3.195%, 07/18/29	1,002	1,061,743
	2.048%, 07/17/30	4,000	3,895,213
	3.751%, 07/18/39	3,200	3,601,284
Mizuho Financial Group, Inc.
	2.839%, 09/13/26	2,000	2,101,021
Morgan Stanley
#	7.250%, 04/01/32	3,000	4,325,738
Mosaic Co.
	4.050%, 11/15/27	4,000	4,440,029
Motorola Solutions, Inc.
	4.600%, 05/23/29	9,894	11,388,118
MPLX LP
	4.125%, 03/01/27	2,000	2,205,460
National Australia Bank Ltd.
Ω	3.500%, 01/10/27	5,790	6,313,955
Nestle Holdings, Inc.
#Ω	1.250%, 09/15/30	22,000	20,847,766
NetApp, Inc.
	2.700%, 06/22/30	8,000	8,155,062
NextEra Energy Capital Holdings, Inc.
	2.750%, 11/01/29	2,000	2,075,178
NIKE, Inc.
	2.850%, 03/27/30	13,300	14,247,243

		Face Amount	Value†
		(000)
	3.250%, 03/27/40	5,000	$5,499,278
Nomura Holdings, Inc.
	3.103%, 01/16/30	7,625	7,884,208
	2.679%, 07/16/30	2,000	2,007,028
Norfolk Southern Corp.
	5.640%, 05/17/29	2,048	2,513,272
Northern Trust Corp.
	1.950%, 05/01/30	9,100	9,075,481
Northrop Grumman Corp.
#	5.150%, 05/01/40	2,000	2,611,204
Novartis Capital Corp.
	3.100%, 05/17/27	3,678	3,968,369
	2.200%, 08/14/30	5,000	5,104,684
Nucor Corp.
	3.950%, 05/01/28	6,000	6,701,292
	2.700%, 06/01/30	3,700	3,817,473
Nutrien Ltd.
	2.950%, 05/13/30	2,000	2,098,667
NVIDIA Corp.
	3.500%, 04/01/40	2,000	2,237,148
Omnicom Group, Inc.
	4.200%, 06/01/30	1,270	1,441,206
Ontario Teachers’ Finance Trust
Ω	2.000%, 04/16/31	12,800	12,881,592
Oracle Corp.
	3.250%, 11/15/27	5,650	6,038,215
#	3.250%, 05/15/30	7,966	8,453,042
ORIX Corp.
#	2.250%, 03/09/31	1,500	1,495,016
Owens Corning
	3.875%, 06/01/30	5,300	5,812,860
Parker-Hannifin Corp.
	3.250%, 06/14/29	2,850	3,054,044
PerkinElmer, Inc.
	3.300%, 09/15/29	2,700	2,893,510
Pfizer, Inc.
	3.900%, 03/15/39	2,400	2,827,076
Philip Morris International, Inc.
	3.375%, 08/15/29	7,000	7,663,352
	2.100%, 05/01/30	5,000	4,942,497
Phillips 66
#	2.150%, 12/15/30	3,000	2,899,059
Phillips 66 Partners LP
	3.550%, 10/01/26	3,550	3,802,115
	3.150%, 12/15/29	5,500	5,748,733
PNC Financial Services Group, Inc.
	3.450%, 04/23/29	1,000	1,099,991
PPG Industries, Inc.
	2.800%, 08/15/29	5,500	5,707,885
	2.550%, 06/15/30	4,000	4,093,416
Procter & Gamble Co.
	2.850%, 08/11/27	5,000	5,367,845

DFA INTERMEDIATE-TERM EXTENDED QUALITY PORTFOLIO

CONTINUED

		Face Amount	Value†
		(000)
	1.200%, 10/29/30	29,000	$27,421,962
#	1.950%, 04/23/31	2,500	2,519,122
Progress Energy, Inc.
	6.000%, 12/01/39	4,010	5,506,604
Progressive Corp.
	6.250%, 12/01/32	900	1,227,389
Province of Ontario Canada
	1.600%, 02/25/31	10,000	9,818,395
Prudential Financial, Inc.
#	3.878%, 03/27/28	2,856	3,204,059
	5.750%, 07/15/33	3,625	4,749,142
	3.000%, 03/10/40	1,000	1,028,220
Prudential PLC
	3.125%, 04/14/30	3,000	3,214,381
QUALCOMM, Inc.
#	2.150%, 05/20/30	13,250	13,404,718
Quest Diagnostics, Inc.
#	2.800%, 06/30/31	5,600	5,796,559
Rayonier LP
	2.750%, 05/17/31	3,500	3,474,387
Raytheon Technologies Corp.
	7.500%, 09/15/29	5,114	7,023,020
	4.450%, 11/16/38	1,000	1,206,138
	5.700%, 04/15/40	1,080	1,499,067
Realty Income Corp.
	1.800%, 03/15/33	5,000	4,715,373
Reinsurance Group of America, Inc.
#	3.950%, 09/15/26	4,857	5,331,210
	3.150%, 06/15/30	1,600	1,688,329
RELX Capital, Inc.
	3.000%, 05/22/30	900	950,060
Republic Services, Inc.
	6.200%, 03/01/40	230	330,052
Rio Tinto Finance USA Ltd.
	7.125%, 07/15/28	2,120	2,808,888
Royalty Pharma PLC
	2.200%, 09/02/30	4,000	3,871,014
#	3.300%, 09/02/40	4,500	4,495,912
Schlumberger Investment SA
#	2.650%, 06/26/30	550	564,091
Sempra Energy
	3.800%, 02/01/38	2,000	2,215,176
Shell International Finance BV
	2.500%, 09/12/26	3,700	3,889,550
	2.375%, 11/07/29	10,000	10,262,442
	2.750%, 04/06/30	5,000	5,268,503
Sherwin-Williams Co.
	2.950%, 08/15/29	1,230	1,302,543
Siemens Financieringsmaatschappij NV
Ω	6.125%, 08/17/26	80	96,890

		Face Amount	Value†
		(000)
Simon Property Group LP
	2.650%, 07/15/30	4,000	$4,082,757
	2.250%, 01/15/32	1,100	1,067,992
Societe Generale SA
Ω	3.000%, 01/22/30	5,400	5,566,873
Southwest Gas Corp.
	2.200%, 06/15/30	5,700	5,575,602
Steel Dynamics, Inc.
	3.250%, 01/15/31	7,626	8,093,061
STORE Capital Corp.
	2.750%, 11/18/30	4,000	4,001,525
Sumitomo Mitsui Financial Group, Inc.
	3.544%, 01/17/28	3,500	3,814,151
	3.040%, 07/16/29	3,000	3,145,735
Suncor Energy, Inc.
	5.950%, 12/01/34	7,000	9,078,707
Takeda Pharmaceutical Co. Ltd.
	3.025%, 07/09/40	9,961	10,126,320
Telefonica Europe BV
#	8.250%, 09/15/30	9,275	13,137,239
Textron, Inc.
#	2.450%, 03/15/31	6,750	6,715,981
TotalEnergies Capital International SA
	2.829%, 01/10/30	9,400	9,991,127
TotalEnergies Capital SA
#	3.883%, 10/11/28	4,928	5,577,319
Toyota Motor Credit Corp.
	3.050%, 01/11/28	7,000	7,539,581
TransCanada PipeLines Ltd.
	4.625%, 03/01/34	9,545	11,200,795
Travelers Cos., Inc.
	6.250%, 06/15/37	670	972,657
Travelers Property Casualty Corp.
	6.375%, 03/15/33	4,744	6,614,680
Union Pacific Corp.
#	2.375%, 05/20/31	3,000	3,062,384
	2.891%, 04/06/36	2,930	3,053,725
United Parcel Service, Inc.
	6.200%, 01/15/38	2,000	2,928,973
	5.200%, 04/01/40	5,260	7,084,584
UnitedHealth Group, Inc.
	3.875%, 12/15/28	3,000	3,391,831
	4.625%, 07/15/35	6,050	7,481,183
	2.750%, 05/15/40	2,000	2,011,230
Unum Group
	3.875%, 11/05/25	6,000	6,403,333
	4.000%, 06/15/29	3,775	4,180,153
Valero Energy Corp.
	7.500%, 04/15/32	4,400	6,116,763
	6.625%, 06/15/37	1,300	1,776,286

DFA INTERMEDIATE-TERM EXTENDED QUALITY PORTFOLIO

CONTINUED

		Face Amount	Value†
		(000)
Ventas Realty LP
	3.000%, 01/15/30	3,800	$3,941,093
Verizon Communications, Inc.
#	4.016%, 12/03/29	4,307	4,826,800
#	4.500%, 08/10/33	4,500	5,312,541
ViacomCBS, Inc.
	4.200%, 05/19/32	4,800	5,463,257
Viatris, Inc.
	3.850%, 06/22/40	5,750	6,158,123
Virginia Electric & Power Co.
	8.875%, 11/15/38	670	1,183,330
Visa, Inc.
	2.050%, 04/15/30	2,000	2,028,750
	1.100%, 02/15/31	14,750	13,784,980
	4.150%, 12/14/35	16,000	19,235,137
	2.700%, 04/15/40	2,000	2,050,310
Vodafone Group PLC
#	7.875%, 02/15/30	8,125	11,430,658
Vornado Realty LP
	3.400%, 06/01/31	5,250	5,386,592
Walgreens Boots Alliance, Inc.
#	3.200%, 04/15/30	4,604	4,896,207
Walmart, Inc.
	2.375%, 09/24/29	1,881	1,962,503
	1.800%, 09/22/31	15,000	14,781,876
Walt Disney Co.
#	2.650%, 01/13/31	5,535	5,751,806
	6.200%, 12/15/34	6,200	8,678,856
Wells Fargo & Co.
	4.150%, 01/24/29	7,042	7,928,178
Welltower, Inc.
	3.100%, 01/15/30	2,000	2,102,566
	2.750%, 01/15/31	7,500	7,703,733
Westlake Chemical Corp.
	3.375%, 06/15/30	1,416	1,514,080
Westpac Banking Corp.
	2.700%, 08/19/26	7,595	8,028,945
	3.350%, 03/08/27	7,000	7,581,399

		Face Amount	Value†
		(000)
#	2.150%, 06/03/31	21,300	$21,246,765
WestRock MWV LLC
	8.200%, 01/15/30	3,885	5,382,734
	7.950%, 02/15/31	3,112	4,380,947
Whirlpool Corp.
	4.750%, 02/26/29	2,000	2,323,983
Williams Cos., Inc.
	8.750%, 03/15/32	5,000	7,595,344
Wisconsin Power & Light Co.
	1.950%, 09/16/31	3,250	3,174,023
WP Carey, Inc.
	2.450%, 02/01/32	2,300	2,273,154
WRKCo, Inc.
	4.200%, 06/01/32	2,000	2,285,824

TOTAL BONDS			1,952,421,788

U.S. TREASURY OBLIGATIONS — (2.0%)
U.S. Treasury Bonds
	1.750%, 08/15/41	7,000	6,738,594
U.S. Treasury Notes
	1.125%, 02/15/31	33,000	31,829,531
	1.625%, 05/15/31	3,500	3,524,609

TOTAL U.S. TREASURY OBLIGATIONS			42,092,734

TOTAL INVESTMENT SECURITIES (Cost $2,008,230,375)			2,057,793,245

		Shares
SECURITIES LENDING COLLATERAL — (2.4%)
@§	The DFA Short Term Investment Fund	4,464,654	51,656,042

TOTAL INVESTMENTS — (100.0%) (Cost $2,059,883,922)			$2,109,449,287

Summary of the Portfolio’s investments as of October 31, 2021, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Agency Obligations	—	$63,278,723	—	$63,278,723
Bonds	—	1,952,421,788	—	1,952,421,788
U.S. Treasury Obligations	—	42,092,734	—	42,092,734
Securities Lending Collateral	—	51,656,042	—	51,656,042

TOTAL	—	$2,109,449,287	—	$2,109,449,287

See accompanying Notes to Financial Statements.

DFA TARGETED CREDIT PORTFOLIO

SCHEDULE OF INVESTMENTS

October 31, 2021

			Face
			Amount^	Value†
			(000)
BONDS — (93.8%)
AUSTRALIA — (1.9%)
ANZ New Zealand International Ltd.
Ω	1.250%, 06/22/26		3,583	$3,525,243
Australia & New Zealand Banking Group Ltd.
	2.550%, 11/23/21		886	887,205
Bank of New Zealand
Ω	1.000%, 03/03/26		300	292,461
BHP Billiton Finance USA Ltd.
	2.875%, 02/24/22		704	709,751
Commonwealth Bank of Australia
Ω	2.750%, 03/10/22		991	999,623
FMG Resources August 2006 Pty Ltd.
Ω	5.125%, 05/15/24		1,500	1,598,925
Glencore Finance Europe Ltd.
	0.625%, 09/11/24	EUR	1,975	2,306,638
Glencore Funding LLC
Ω	4.625%, 04/29/24		3,400	3,669,570
Telstra Corp. Ltd.
Ω	3.125%, 04/07/25		2,953	3,119,916

TOTAL AUSTRALIA				17,109,332

CANADA — (5.8%)
Bank of Montreal
	1.250%, 09/15/26		5,000	4,906,730
Bank of Nova Scotia
	2.700%, 03/07/22		950	957,715
	1.050%, 03/02/26		5,900	5,779,190
Canadian Imperial Bank of Commerce
	1.250%, 06/22/26		7,631	7,478,530
Canadian National Railway Co.
#	2.750%, 03/01/26		2,000	2,108,310
Canadian Natural Resources Ltd.
	2.950%, 01/15/23		1,000	1,024,087
	3.900%, 02/01/25		200	213,941
	2.050%, 07/15/25		250	253,800
Enbridge Pipelines, Inc.
	3.000%, 08/10/26	CAD	2,000	1,670,750
Enbridge, Inc.
	3.190%, 12/05/22	CAD	1,000	825,347
	2.500%, 01/15/25		2,200	2,276,020
Honda Canada Finance, Inc.
	2.488%, 12/19/22	CAD	1,000	820,758

			Face
			Amount^	Value†
			(000)
CANADA — (Continued)
National Bank of Canada
	1.534%, 06/15/26	CAD	7,500	$5,898,069
Nutrien Ltd.
	3.625%, 03/15/24		1,250	1,320,270
Royal Bank of Canada
	0.875%, 01/20/26		8,000	7,803,366
Spectra Energy Partners LP
	4.750%, 03/15/24		500	538,635
Toronto-Dominion Bank
	1.200%, 06/03/26		7,500	7,407,261
TransCanada PipeLines Ltd.
	2.500%, 08/01/22		600	608,916

TOTAL CANADA				51,891,695

DENMARK — (0.4%)
Danske Bank AS
	0.875%, 05/22/23	EUR	1,000	1,172,928
Ω	5.375%, 01/12/24		2,000	2,177,767

TOTAL DENMARK				3,350,695

FINLAND — (0.3%)
Nokia Oyj
	3.375%, 06/12/22		2,228	2,258,635

FRANCE — (1.4%)
BNP Paribas SA
Ω	3.375%, 01/09/25		2,000	2,115,206
BPCE SA
	2.750%, 12/02/21		1,000	1,002,108
	0.625%, 09/26/24	EUR	2,000	2,347,322
Ω	1.000%, 01/20/26		3,000	2,921,809
Societe Generale SA
Ω	2.625%, 10/16/24		800	827,484
Ω	1.375%, 07/08/25		3,600	3,574,673

TOTAL FRANCE				12,788,602

GERMANY — (3.5%)
Bayer U.S. Finance II LLC
Ω	4.250%, 12/15/25		2,000	2,192,667
Bayer U.S. Finance LLC
Ω	3.375%, 10/08/24		1,000	1,056,672
BMW U.S. Capital LLC
Ω	2.800%, 04/11/26		4,500	4,746,956
Daimler Canada Finance, Inc.
	3.300%, 08/16/22	CAD	1,000	822,851
Daimler Finance North
	America LLC
	3.350%, 02/22/23		333	344,522
Ω	3.300%, 05/19/25		300	319,325

DFA TARGETED CREDIT PORTFOLIO

CONTINUED

			Face
			Amount^	Value†
			(000)
GERMANY — (Continued)
Ω	1.450%, 03/02/26		6,000	$5,971,587
Deutsche Bank AG
	3.700%, 05/30/24		1,800	1,905,558
	1.686%, 03/19/26		2,200	2,194,366
Siemens Financieringsmaatschappij NV

	1.200%, 03/11/26		7,500	7,423,979
Ω	1.200%, 03/11/26		1,500	1,484,796
Volkswagen Bank GmbH
	1.250%, 06/10/24	EUR	500	594,501
ZF North America Capital, Inc.
Ω	4.500%, 04/29/22		2,299	2,333,485

TOTAL GERMANY				31,391,265

IRELAND — (0.7%)
AerCap Ireland Capital DAC/AerCap Global Aviation Trust
	6.500%, 07/15/25		5,200	6,025,468
	1.750%, 01/30/26		500	491,932

TOTAL IRELAND				6,517,400

ITALY — (1.0%)
Intesa Sanpaolo SpA
	1.000%, 07/04/24	EUR	2,000	2,364,413
Ω	3.250%, 09/23/24		800	838,854
Republic of Italy Government International Bond
	6.875%, 09/27/23		750	833,294
	2.375%, 10/17/24		1,161	1,194,550
#	1.250%, 02/17/26		3,500	3,411,477

TOTAL ITALY				8,642,588

JAPAN — (6.6%)
7-Eleven, Inc.
Ω	0.950%, 02/10/26		8,176	7,951,749
Aircastle Ltd.
	4.125%, 05/01/24		2,000	2,108,777
	4.250%, 06/15/26		3,500	3,795,983
Japan Bank for International Cooperation
	2.750%, 01/21/26		3,000	3,183,090
Mitsubishi UFJ Financial Group, Inc.
	3.850%, 03/01/26		4,000	4,363,985
Mizuho Financial Group, Inc.
	3.477%, 04/12/26		3,300	3,541,879
Nissan Motor Acceptance Corp.
Ω	2.650%, 07/13/22		1,000	1,013,067
Ω	3.450%, 03/15/23		1,000	1,031,940

			Face
			Amount^	Value†
			(000)
JAPAN — (Continued)
Ω	2.000%, 03/09/26		1,000	$991,282
Nissan Motor Co. Ltd.
Ω	3.522%, 09/17/25		3,000	3,156,161
Nomura Holdings, Inc.
	2.648%, 01/16/25		5,500	5,692,720
	1.653%, 07/14/26		700	689,126
NTT Finance Corp.
Ω	0.583%, 03/01/24		2,750	2,730,166
Ω	1.162%, 04/03/26		2,886	2,842,740
	1.162%, 04/03/26		1,600	1,576,016
Sumitomo Mitsui Financial Group, Inc.
	2.348%, 01/15/25		270	278,318
	0.948%, 01/12/26		5,200	5,068,926
	2.632%, 07/14/26		1,500	1,557,382
Sumitomo Mitsui Trust Bank Ltd.
	1.550%, 03/25/26		800	798,508
Toyota Motor Corp.
	1.339%, 03/25/26		6,163	6,158,925
Toyota Motor Credit Corp.
	2.600%, 01/11/22		776	779,630

TOTAL JAPAN				59,310,370

LUXEMBOURG — (0.4%)
ArcelorMittal SA
	0.950%, 01/17/23	EUR	3,000	3,500,321

NETHERLANDS — (1.3%)
Cooperatieve Rabobank UA
Ω	2.625%, 07/22/24		1,450	1,511,651
ING Groep NV
Ω	4.625%, 01/06/26		6,100	6,834,390
LeasePlan Corp. NV
Ω	2.875%, 10/24/24		3,000	3,122,456

TOTAL NETHERLANDS				11,468,497

NORWAY — (0.6%)
Aker BP ASA
Ω	2.875%, 01/15/26		5,400	5,635,479

SPAIN — (0.4%)
Banco Santander SA
	1.849%, 03/25/26		2,000	2,002,572
Santander Holdings USA, Inc.
	3.400%, 01/18/23		1,000	1,029,126
Telefonica Emisiones SA
	2.242%, 05/27/22	EUR	400	469,330
	3.987%, 01/23/23	EUR	300	365,063

TOTAL SPAIN				3,866,091

DFA TARGETED CREDIT PORTFOLIO

CONTINUED

			Face
			Amount^	Value†
			(000)
SWITZERLAND — (1.3%)
Credit Suisse Group AG
	3.750%, 03/26/25		1,500	$1,605,509
	4.550%, 04/17/26		3,500	3,888,673
UBS Group AG
Ω	4.125%, 09/24/25		3,000	3,277,769
	4.125%, 09/24/25		2,000	2,185,179
	4.125%, 04/15/26		1,000	1,100,654

TOTAL SWITZERLAND				12,057,784

UNITED KINGDOM — (5.4%)
AstraZeneca PLC
Ω	3.375%, 11/16/25		2,500	2,705,815
	0.700%, 04/08/26		5,820	5,652,951
Barclays PLC
	3.125%, 01/17/24	GBP	2,000	2,825,931
	3.650%, 03/16/25		1,650	1,758,095
	4.375%, 01/12/26		460	506,629
BAT International Finance PLC
	2.375%, 01/19/23	EUR	500	594,838
#	1.668%, 03/25/26		3,000	2,966,769
British Telecommunications PLC
	0.875%, 09/26/23	EUR	1,500	1,758,900
CNH Industrial Capital LLC
	4.375%, 04/05/22		150	152,271
	1.950%, 07/02/23		800	814,673
	4.200%, 01/15/24		1,567	1,671,642
HSBC Holdings PLC
	4.300%, 03/08/26		2,500	2,753,242
	3.900%, 05/25/26		1,500	1,629,771
LSEGA Financing PLC
Ω	1.375%, 04/06/26		5,700	5,631,374
Nationwide Building Society
Ω	3.900%, 07/21/25		1,800	1,960,668
Ω	1.000%, 08/28/25		2,600	2,560,428
Natwest Group PLC
	4.800%, 04/05/26		5,500	6,166,572
Natwest Markets PLC
Ω	3.625%, 09/29/22		200	205,738
Reynolds American, Inc.
	4.450%, 06/12/25		1,500	1,636,491
Standard Chartered PLC
Ω	3.200%, 04/17/25		2,000	2,096,700
Ω	4.050%, 04/12/26		2,400	2,603,698

TOTAL UNITED KINGDOM				48,653,196

UNITED STATES — (62.8%)
AbbVie, Inc.
	3.200%, 05/14/26		1,200	1,279,252
AES Corp.
Ω	3.300%, 07/15/25		1,500	1,576,650
Aetna, Inc.
	2.750%, 11/15/22		221	224,810

		Face
		Amount^	Value†
		(000)
UNITED STATES — (Continued)
3.500%, 11/15/24		412	$439,558
Ally Financial, Inc.
5.125%, 09/30/24		3,000	3,332,479
Altria Group, Inc.
1.000%, 02/15/23	EUR	2,000	2,339,365
Amcor Finance USA, Inc.
3.625%, 04/28/26		1,000	1,080,042
American Electric Power Co., Inc.
1.000%, 11/01/25		678	665,933
American International Group, Inc.
1.500%, 06/08/23	EUR	900	1,062,346
4.125%, 02/15/24		3,300	3,533,312
American Tower Corp.
4.400%, 02/15/26		1,300	1,437,725
# 1.600%, 04/15/26		4,500	4,475,417
Ameriprise Financial, Inc.
2.875%, 09/15/26		2,500	2,650,120
Anthem, Inc.
1.500%, 03/15/26		6,201	6,203,049
Archer-Daniels-Midland Co.
# 2.500%, 08/11/26		476	501,083
Ares Capital Corp.
4.200%, 06/10/24		3,000	3,193,669
3.250%, 07/15/25		2,500	2,600,162
Arrow Electronics, Inc.
3.500%, 04/01/22		700	705,226
3.250%, 09/08/24		1,400	1,470,826
AvalonBay Communities, Inc.
2.950%, 05/11/26		4,000	4,246,113
Avient Corp.
5.250%, 03/15/23		1,400	1,466,500
Baker Hughes a GE Co. LLC/Baker Hughes Co-Obligor, Inc.
2.773%, 12/15/22		245	250,492
Bank of America Corp.
3.500%, 04/19/26		4,690	5,064,432
Boardwalk Pipelines LP
4.950%, 12/15/24		3,937	4,316,527
5.950%, 06/01/26		726	842,378
Boeing Co.
3.100%, 05/01/26		2,500	2,606,244
Booking Holdings, Inc.
3.600%, 06/01/26		2,000	2,175,905
Boston Scientific Corp.
3.850%, 05/15/25		318	344,712
BP Capital Markets America, Inc.
3.119%, 05/04/26		1,500	1,604,369
Bristol-Myers Squibb Co.
3.200%, 06/15/26		2,500	2,702,642

DFA TARGETED CREDIT PORTFOLIO

CONTINUED

		Face
		Amount^	Value†
		(000)
UNITED STATES — (Continued)
	Broadcom, Inc.
	4.700%, 04/15/25	5,150	$5,686,011
	Brown & Brown, Inc.
	4.200%, 09/15/24	1,840	1,986,246
	Bunge Ltd. Finance Corp.
	4.350%, 03/15/24	4,319	4,640,898
	Campbell Soup Co.
	2.500%, 08/02/22	886	899,395
	3.950%, 03/15/25	1,000	1,081,827
	3.300%, 03/19/25	1,223	1,296,575
	Capital One Financial Corp.
	3.200%, 02/05/25	1,000	1,057,889
	Cargill, Inc.
Ω	0.750%, 02/02/26	6,390	6,229,033
	Carrier Global Corp.
	2.242%, 02/15/25	564	579,007
	CenterPoint Energy, Inc.
	1.450%, 06/01/26	500	494,480
	CF Industries, Inc.
	3.450%, 06/01/23	160	165,910
	Charles Schwab Corp.
	0.900%, 03/11/26	3,375	3,312,553
	1.150%, 05/13/26	3,000	2,974,841
	Cigna Corp.
#	1.250%, 03/15/26	7,000	6,921,012
	CIT Group, Inc.
	5.000%, 08/01/23	2,335	2,478,019
	Citigroup, Inc.
	3.700%, 01/12/26	1,700	1,843,929
	3.400%, 05/01/26	6,000	6,456,960
	Citrix Systems, Inc.
	1.250%, 03/01/26	1,000	973,530
	CK Hutchison International 16 Ltd.
Ω	2.750%, 10/03/26	1,200	1,255,188
	CNO Financial Group, Inc.
	5.250%, 05/30/25	5,500	6,140,457
	Comcast Corp.
	3.950%, 10/15/25	3,900	4,285,308
	3.150%, 03/01/26	900	964,574
	Conagra Brands, Inc.
	4.300%, 05/01/24	704	758,149
	Constellation Brands, Inc.
	3.200%, 02/15/23	1,000	1,029,660
	Corporate Office Properties LP
	2.250%, 03/15/26	1,200	1,220,209
	Cox Communications, Inc.
Ω	3.850%, 02/01/25	380	407,403
	Crown Castle International Corp.
	1.050%, 07/15/26	6,000	5,808,995
	DCP Midstream Operating LP
	4.950%, 04/01/22	450	452,250

			Face
			Amount^	Value†
			(000)
UNITED STATES — (Continued)
	5.375%, 07/15/25		2,000	$2,210,000
	Discover Financial Services
	3.750%, 03/04/25		1,200	1,282,669
	4.500%, 01/30/26		2,500	2,771,308
	Dollar Tree, Inc.
	3.700%, 05/15/23		4,544	4,736,604
	DPL, Inc.
	4.125%, 07/01/25		2,000	2,115,260
	DTE Energy Co.
#	1.050%, 06/01/25		2,300	2,271,248
	DXC Technology Co.
	1.800%, 09/15/26		2,500	2,462,543
	Eastman Chemical Co.
	3.800%, 03/15/25		1,000	1,074,111
	eBay, Inc.
#	2.750%, 01/30/23		816	836,251
	1.400%, 05/10/26		5,335	5,293,159
	Edison International
	4.950%, 04/15/25		3,000	3,290,862
	Energy Transfer LP
	4.650%, 02/15/22		2,750	2,782,236
	3.450%, 01/15/23		500	511,660
	3.600%, 02/01/23		2,500	2,567,838
	Equinix, Inc.
	1.450%, 05/15/26		4,000	3,952,435
	ERAC USA Finance LLC
Ω	3.850%, 11/15/24		4,394	4,705,119
	Exelon Generation Co. LLC
	3.250%, 06/01/25		2,500	2,642,330
	Expedia Group, Inc.
#	4.500%, 08/15/24		3,467	3,746,132
	5.000%, 02/15/26		1,000	1,123,141
	Exxon Mobil Corp.
#	2.275%, 08/16/26		1,000	1,040,541
	Fidelity & Guaranty Life Holdings, Inc.
Ω	5.500%, 05/01/25		4,900	5,519,110
	Fidelity National Information Services, Inc.
#	1.150%, 03/01/26		6,100	5,977,932
	Fiserv, Inc.
	3.200%, 07/01/26		1,500	1,594,536
	Flex Ltd.
	5.000%, 02/15/23		1,700	1,789,881
	4.750%, 06/15/25		650	714,139
	Ford Credit Canada Co.
	2.766%, 06/22/22	CAD	2,500	2,027,836
	Ford Motor Credit Co. LLC
	4.134%, 08/04/25		2,000	2,112,500
	Freeport-McMoRan, Inc.
	4.550%, 11/14/24		2,000	2,162,540
	GE Capital Funding LLC
	3.450%, 05/15/25		800	855,655

DFA TARGETED CREDIT PORTFOLIO

CONTINUED

			Face
			Amount^	Value†
			(000)
UNITED STATES — (Continued)
	General Electric Co.
	2.700%, 10/09/22		1,500	$1,530,117
	3.375%, 03/11/24		183	193,206
General Motors Financial Co., Inc.
	3.450%, 01/14/22		800	802,848
	3.250%, 01/05/23		500	513,553
	2.750%, 06/20/25		3,500	3,633,969
	5.250%, 03/01/26		473	534,924
	Gilead Sciences, Inc.
	3.700%, 04/01/24		2,651	2,809,384
	3.650%, 03/01/26		3,986	4,321,980
	Global Payments, Inc.
	1.200%, 03/01/26		1,500	1,464,385
	4.800%, 04/01/26		4,250	4,758,039
GLP Capital LP/GLP Financing II, Inc.
	3.350%, 09/01/24		3,125	3,292,563
	Goldman Sachs Group, Inc.
	3.750%, 05/22/25		2,000	2,146,615
	3.750%, 02/25/26		3,500	3,793,248
Graphic Packaging International LLC
	4.875%, 11/15/22		700	718,375
	4.125%, 08/15/24		824	869,320
	Halliburton Co.
	3.500%, 08/01/23		800	833,694
	Hanesbrands, Inc.
#Ω	4.875%, 05/15/26		1,500	1,603,478
	Harley-Davidson Financial Services, Inc.
	0.900%, 11/19/24	EUR	1,500	1,763,673
	HCA, Inc.
	5.375%, 02/01/25		3,250	3,615,625
	Healthcare Trust of America Holdings LP
	3.500%, 08/01/26		5,000	5,357,521
	Hewlett Packard Enterprise Co.
	4.450%, 10/02/23		2,500	2,659,173
	1.750%, 04/01/26		2,000	2,012,920
	Howmet Aerospace, Inc.
#	6.875%, 05/01/25		112	129,778
	HP, Inc.
#	2.200%, 06/17/25		2,000	2,051,515
#Ω	1.450%, 06/17/26		1,175	1,157,464
	Humana, Inc.
	3.850%, 10/01/24		3,000	3,221,643
	Huntington Bancshares, Inc.
	2.300%, 01/14/22		183	183,438
	Hyatt Hotels Corp.
	3.375%, 07/15/23		714	738,376
	4.850%, 03/15/26		1,796	1,978,248

			Face
			Amount^	Value†
			(000)
UNITED STATES — (Continued)
	Intercontinental Exchange, Inc.
	3.750%, 12/01/25		4,000	$4,354,320
	International Business Machines Corp.
	3.300%, 05/15/26		5,680	6,127,553
	Interpublic Group of Cos., Inc.
	4.200%, 04/15/24		500	535,690
	Jabil, Inc.
	1.700%, 04/15/26		6,200	6,147,097
	John Deere Capital Corp.
#	1.050%, 06/17/26		4,500	4,433,046
	John Deere Financial, Inc.
	1.630%, 04/09/26	CAD	3,500	2,773,190
	JPMorgan Chase & Co.
	3.900%, 07/15/25		2,000	2,173,264
	3.300%, 04/01/26		1,762	1,884,429
	3.200%, 06/15/26		1,000	1,067,199
	Kinder Morgan Energy Partners LP
	3.950%, 09/01/22		706	720,267
	Laboratory Corp. of America Holdings
	1.550%, 06/01/26		6,502	6,458,604
	Lazard Group LLC
	3.750%, 02/13/25		1,000	1,071,838
	Liberty Mutual Group, Inc.
Ω	4.950%, 05/01/22		615	627,718
	Lincoln National Corp.
	3.350%, 03/09/25		1,000	1,066,360
	Marathon Petroleum Corp.
	4.500%, 05/01/23		300	315,135
	3.625%, 09/15/24		100	106,473
	4.700%, 05/01/25		1,900	2,099,220
	Marriott International, Inc.
	3.750%, 03/15/25		5,000	5,314,174
	McDonald’s Corp.
	3.700%, 01/30/26		1,000	1,087,419
	McKesson Corp.
	0.900%, 12/03/25		2,600	2,537,138
	MGM Resorts International
	7.750%, 03/15/22		1,500	1,533,750
	Micron Technology, Inc.
	2.497%, 04/24/23		2,577	2,647,994
	Molson Coors Beverage Co.
	1.250%, 07/15/24	EUR	2,000	2,372,371
	3.000%, 07/15/26		2,500	2,648,186
	Morgan Stanley
	3.875%, 04/29/24		900	961,089
	3.875%, 01/27/26		6,000	6,549,651
	Mosaic Co.
	3.250%, 11/15/22		1,750	1,793,487

DFA TARGETED CREDIT PORTFOLIO

CONTINUED

			Face
			Amount^	Value†
			(000)
UNITED STATES — (Continued)
	MPLX LP
	4.875%, 12/01/24		1,165	$1,277,103
	1.750%, 03/01/26		500	498,052
	National Rural Utilities Cooperative Finance Corp.
	1.000%, 06/15/26		7,400	7,274,219
	NetApp, Inc.
	3.250%, 12/15/22		935	950,577
	1.875%, 06/22/25		100	101,706
	Netflix, Inc.
	5.875%, 02/15/25		3,000	3,401,250
	Newell Brands, Inc.
	4.875%, 06/01/25		2,000	2,190,680
	NortonLifeLock, Inc.
	3.950%, 06/15/22		1,200	1,209,000
	Nucor Corp.
	2.000%, 06/01/25		2,000	2,041,596
	Nuveen Finance LLC
Ω	4.125%, 11/01/24		2,500	2,720,142
	Omnicom Group, Inc./Omnicom Capital, Inc.
	3.650%, 11/01/24		500	533,890
	OneMain Finance Corp.
	6.875%, 03/15/25		3,585	4,001,756
	Oracle Corp.
	2.950%, 05/15/25		5,000	5,263,147
	1.650%, 03/25/26		2,700	2,708,621
	Penske Truck Leasing Canada, Inc.
	2.850%, 12/07/22	CAD	1,000	820,548
	Penske Truck Leasing Co. LP/PTL Finance Corp.
Ω	4.450%, 01/29/26		572	631,358
Ω	1.700%, 06/15/26		2,500	2,489,071
	Perrigo Finance Unlimited Co.
	3.900%, 12/15/24		4,500	4,759,002
	Philip Morris International, Inc.
	0.625%, 11/08/24	EUR	1,800	2,109,119
	2.750%, 02/25/26		2,000	2,102,624
	0.875%, 05/01/26		3,000	2,914,218
	Phillips 66
	1.300%, 02/15/26		1,500	1,475,519
	Phillips 66 Partners LP
	2.450%, 12/15/24		1,000	1,030,973
#	3.605%, 02/15/25		1,000	1,060,792
	3.550%, 10/01/26		193	206,707
	Plains All American Pipeline LP/PAA Finance Corp.
	2.850%, 01/31/23		1,500	1,526,139
	3.600%, 11/01/24		1,500	1,587,421

			Face
			Amount^	Value†
			(000)
UNITED STATES — (Continued)
	PNC Financial Services
	Group, Inc.
#	1.150%, 08/13/26		372	$368,498
	PPG Industries, Inc.
	1.200%, 03/15/26		6,000	5,895,809
	Public Storage
	0.875%, 02/15/26		6,500	6,370,866
	PulteGroup, Inc.
	5.500%, 03/01/26		3,186	3,654,183
	Qwest Corp.
	7.250%, 09/15/25		2,000	2,387,160
	Radian Group, Inc.
	4.500%, 10/01/24		3,500	3,710,000
	Realty Income Corp.
	0.750%, 03/15/26		2,000	1,936,687
	Roper Technologies, Inc.
	1.000%, 09/15/25		1,500	1,476,003
	Ross Stores, Inc.
	0.875%, 04/15/26		2,024	1,971,284
	Royalty Pharma PLC
	1.200%, 09/02/25		1,000	985,307
	Ryder System, Inc.
	3.400%, 03/01/23		2,000	2,069,464
	Schlumberger Finance BV
	0.000%, 10/15/24	EUR	2,832	3,272,001
	Seagate HDD Cayman
	4.750%, 06/01/23		2,000	2,092,500
	4.750%, 01/01/25		1,500	1,620,000
	Sealed Air Corp.
Ω	5.500%, 09/15/25		1,500	1,657,500
	Sempra Energy
	2.875%, 10/01/22		600	608,948
	3.750%, 11/15/25		2,000	2,166,060
	Sensata Technologies BV
Ω	5.625%, 11/01/24		2,000	2,205,000
	Sherwin-Williams Co.
	2.750%, 06/01/22		98	99,042
	Simon Property Group LP
	3.500%, 09/01/25		2,000	2,154,781
	Southern Power Co.
	2.500%, 12/15/21		898	898,711
	Southwest Airlines Co.
	4.750%, 05/04/23		1,000	1,058,196
	5.250%, 05/04/25		3,500	3,923,874
	Southwestern Electric Power Co.
	1.650%, 03/15/26		4,600	4,599,884
	Steel Dynamics, Inc.
	2.400%, 06/15/25		100	103,037
	Stellantis NV
	5.250%, 04/15/23		3,000	3,188,280
	Stryker Corp.
#	3.500%, 03/15/26		3,000	3,240,697

DFA TARGETED CREDIT PORTFOLIO

CONTINUED

			Face
			Amount^	Value†
			(000)
UNITED STATES — (Continued)
Sysco Corp.
	1.250%, 06/23/23	EUR	225	$265,176
	3.550%, 03/15/25		300	320,949
	5.650%, 04/01/25		3,000	3,413,904
Tapestry, Inc.
	4.250%, 04/01/25		3,400	3,676,466
T-Mobile USA, Inc.
	4.000%, 04/15/22		1,239	1,254,488
Travel + Leisure Co.
	4.250%, 03/01/22		2,400	2,405,280
TRI Pointe Group, Inc./TRI
	Pointe Homes, Inc.
	5.875%, 06/15/24		250	276,938
Trinity Industries, Inc.
	4.550%, 10/01/24		1,000	1,059,850
Truist Financial Corp.
	3.700%, 06/05/25		1,500	1,625,404
UnitedHealth Group, Inc.
	2.875%, 12/15/21		500	501,583
#	1.250%, 01/15/26		1,000	999,480
	3.100%, 03/15/26		500	537,431
#	1.150%, 05/15/26		4,750	4,703,778
Unum Group
	4.000%, 03/15/24		2,800	2,980,166
Utah Acquisition Sub, Inc.
	2.250%, 11/22/24	EUR	1,642	2,007,231
	3.950%, 06/15/26		4,000	4,350,525
Valero Energy Corp.
	2.700%, 04/15/23		2,000	2,056,804
	2.850%, 04/15/25		900	940,731
	3.400%, 09/15/26		2,000	2,138,155
Ventas Realty LP
	3.500%, 04/15/24		1,000	1,058,489
	2.650%, 01/15/25		500	518,824
Verizon Communications, Inc.
	1.450%, 03/20/26		5,200	5,186,771
ViacomCBS, Inc.
	4.750%, 05/15/25		4,900	5,436,580
VMware, Inc.
	1.400%, 08/15/26		6,107	6,015,562
Vontier Corp.
Ω	1.800%, 04/01/26		3,500	3,444,700
Vornado Realty LP
	2.150%, 06/01/26		6,100	6,143,407
Walgreens Boots Alliance, Inc.
	3.450%, 06/01/26		5,000	5,359,562

			Face
			Amount^	Value†
			(000)
UNITED STATES — (Continued)
Walt Disney Co.
	1.750%, 01/13/26		7,000	$7,101,567
Waste Management, Inc.
	0.750%, 11/15/25		2,000	1,954,553
Wells Fargo & Co.
	3.550%, 09/29/25		1,000	1,076,775
	2.975%, 05/19/26	CAD	2,500	2,074,661
Western Digital Corp.
	4.750%, 02/15/26		3,000	3,296,250
Western Union Co.
#	1.350%, 03/15/26		6,000	5,875,143
Williams Cos., Inc.
	4.300%, 03/04/24		1,000	1,069,664
	3.900%, 01/15/25		596	640,534
WRKCo, Inc.
	4.650%, 03/15/26		5,500	6,185,904
Xerox Holdings Corp.
Ω	5.000%, 08/15/25		3,500	3,635,625
Zimmer Biomet Holdings, Inc.
	3.550%, 04/01/25		4,250	4,523,098

TOTAL UNITED STATES				564,767,966

TOTAL BONDS				843,209,916

U.S. TREASURY OBLIGATIONS — (5.0%)
U.S. Treasury Notes
	0.375%, 01/31/26		24,000	23,275,313
	0.750%, 05/31/26		9,000	8,841,445
	0.875%, 06/30/26		8,500	8,388,437
	0.625%, 07/31/26		5,000	4,873,240

TOTAL U.S. TREASURY OBLIGATIONS				45,378,435

TOTAL INVESTMENT SECURITIES (Cost $888,364,596)				888,588,351

			Shares
SECURITIES LENDING COLLATERAL — (1.2%)
@§	The DFA Short Term Investment Fund		920,042	10,644,884

TOTAL INVESTMENTS — (100.0%) (Cost $899,008,877)				$899,233,235

DFA TARGETED CREDIT PORTFOLIO

CONTINUED

As of October 31, 2021, DFA Targeted Credit Portfolio had entered into the following forward currency contracts and the net unrealized forward currency gain (loss) is reflected in the accompanying financial statements:

						Unrealized
						Foreign
						Exchange
					Settlement	Appreciation
Currency Purchased		Currency Sold		Counterparty	Date	(Depreciation)
CAD	12,784,467	USD	10,155,599	Royal Bank of Canada	11/15/21	$174,350
USD	2,933,043	GBP	2,127,543	Royal Bank of Canada	12/30/21	20,519
USD	7,323,173	EUR	6,296,091	State Street Bank and Trust	01/10/22	31,486
EUR	2,070,401	USD	2,397,565	HSBC Bank	01/18/22	616
USD	48,812,153	EUR	41,832,633	Morgan Stanley and Co. International	01/18/22	356,692

Total Appreciation						$583,663
USD	26,189,141	CAD	33,132,744	Citibank NA	11/15/21	$(582,373)
CAD	249,752	USD	202,331	Citibank NA	11/15/21	(530)
USD	1,662,484	CAD	2,058,692	Citibank NA	01/07/22	(1,270)
EUR	7,289,145	USD	8,480,184	BNY Mellon	01/18/22	(37,042)
EUR	6,584,330	USD	7,648,947	Citibank NA	01/18/22	(22,204)
EUR	5,482,735	USD	6,419,594	State Street Bank and Trust	01/18/22	(68,847)

Total (Depreciation)						$(712,266)

Total Appreciation (Depreciation)						$(128,603)

Summary of the Portfolio’s investments as of October 31, 2021, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Bonds
Australia	—	$17,109,332	—	$17,109,332
Canada	—	51,891,695	—	51,891,695
Denmark	—	3,350,695	—	3,350,695
Finland	—	2,258,635	—	2,258,635
France	—	12,788,602	—	12,788,602
Germany	—	31,391,265	—	31,391,265
Ireland	—	6,517,400	—	6,517,400
Italy	—	8,642,588	—	8,642,588
Japan	—	59,310,370	—	59,310,370
Luxembourg	—	3,500,321	—	3,500,321
Netherlands	—	11,468,497	—	11,468,497
Norway	—	5,635,479	—	5,635,479
Spain	—	3,866,091	—	3,866,091
Switzerland	—	12,057,784	—	12,057,784
United Kingdom	—	48,653,196	—	48,653,196
United States	—	564,767,966	—	564,767,966
U.S. Treasury Obligations	—	45,378,435	—	45,378,435
Securities Lending Collateral	—	10,644,884	—	10,644,884
Forward Currency Contracts**	—	(128,603)	—	(128,603)

TOTAL	—	$899,104,632	—	$899,104,632

**	Valued at the unrealized appreciation/(depreciation) on the investment.

See accompanying Notes to Financial Statements.

DFA GLOBAL CORE PLUS FIXED INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS

October 31, 2021

			Face Amount^	Value†
			(000)
AGENCY OBLIGATIONS — (9.1%)
Federal Farm Credit Banks
Funding Corp.
	2.630%, 08/03/26		67	$71,541
Federal Home Loan Bank
	4.750%, 03/10/23		170	180,215
Federal National Mortgage Association
	0.750%, 10/08/27		14,000	13,499,011
	7.125%, 01/15/30		75	107,069
	0.875%, 08/05/30		9,200	8,639,232
	2.500%, 11/01/36		22,400	23,275,875
	2.000%, 11/01/51		72,300	72,298,588
	2.500%, 11/01/51		70,600	72,507,027
	3.000%, 11/01/51		67,500	70,416,211
Government National Mortgage Association
	3.000%, 11/01/51		49,000	50,879,610
Tenessee Valley Authority
	5.625%, 06/07/32	GBP	1,850	3,501,835

TOTAL AGENCY OBLIGATIONS				315,376,214

BONDS — (88.1%)
AUSTRALIA — (6.5%)
Australia Government Bond
	1.000%, 12/21/30	AUD	8,700	5,978,305
BHP Billiton Finance USA Ltd.
	2.875%, 02/24/22		13	13,106
Commonwealth Bank of Australia
#Ω	3.150%, 09/19/27		2,010	2,170,544
Ω	1.875%, 09/15/31		13,300	12,948,975
FMG Resources August 2006 Pty Ltd.
Ω	4.500%, 09/15/27		4,000	4,180,000
Glencore Funding LLC
Ω	2.500%, 09/01/30		11,110	10,867,190
National Australia Bank Ltd.
Ω	3.500%, 01/10/27		351	382,763
New South Wales Treasury Corp.
	2.000%, 03/20/31	AUD	8,000	5,855,926
	1.500%, 02/20/32	AUD	14,820	10,184,559
	2.000%, 03/08/33	AUD	8,000	5,689,553
Queensland Treasury Corp.
Ω	1.750%, 08/21/31	AUD	4,000	2,841,572
Ω	1.500%, 08/20/32	AUD	9,700	6,615,760
Ω	1.750%, 07/20/34	AUD	34,000	23,053,372
Rio Tinto Finance PLC
	4.000%, 12/11/29	GBP	3,500	5,621,861

			Face Amount^	Value†
			(000)
AUSTRALIA — (Continued)
	South Australian Government Financing Authority
	1.750%, 05/24/32	AUD	29,500	$20,714,092
	Telstra Corp. Ltd.
	1.375%, 03/26/29	EUR	3,000	3,672,716
	Treasury Corp. of Victoria
	1.500%, 09/10/31	AUD	5,000	3,467,304
	2.250%, 11/20/34	AUD	55,600	39,722,017
	Western Australian Treasury Corp.
	2.000%, 10/24/34	AUD	15,500	10,789,641
	Westpac Banking Corp.
	2.850%, 05/13/26		104	110,436
	2.700%, 08/19/26		23	24,314
#	3.350%, 03/08/27		5,000	5,415,285
	1.125%, 09/05/27	EUR	2,000	2,419,531
	2.650%, 01/16/30		4,200	4,428,845
#	2.150%, 06/03/31		37,612	37,517,996

	TOTAL AUSTRALIA			224,685,663

	BELGIUM — (0.3%)
	Anheuser-Busch InBev SA/NV
	2.000%, 03/17/28	EUR	1,000	1,267,607
	2.250%, 05/24/29	GBP	600	845,524
	1.650%, 03/28/31	EUR	1,500	1,859,455
	Anheuser-Busch InBev Worldwide, Inc.
	4.000%, 04/13/28		2,000	2,249,267
#	4.900%, 01/23/31		2,925	3,548,567

	TOTAL BELGIUM			9,770,420

	CANADA — (12.5%)
	Alimentation Couche-Tard, Inc.
	1.875%, 05/06/26	EUR	700	854,782
Ω	3.550%, 07/26/27		1,620	1,754,715
	Bank of Nova Scotia
	2.150%, 08/01/31		1,000	988,063
	Canadian Natural Resources Ltd.
	3.420%, 12/01/26	CAD	1,000	841,791
	3.850%, 06/01/27		3,865	4,189,991
	6.250%, 03/15/38		3,000	4,011,683
	Canadian Pacific Railway Co.
	3.700%, 02/01/26		45	48,531
	Cenovus Energy, Inc.
	3.600%, 03/10/27	CAD	4,000	3,376,664
#	4.400%, 04/15/29		3,038	3,397,316
	CPPIB Capital, Inc.
	1.125%, 12/14/29	GBP	28,050	37,828,460
	Enbridge, Inc.
	4.000%, 10/01/23		34	35,758

DFA GLOBAL CORE PLUS FIXED INCOME PORTFOLIO

CONTINUED

			Face Amount^	Value†
			(000)
	CANADA — (Continued)
	3.500%, 06/10/24		15	$15,850
	Fairfax Financial Holdings Ltd.
	4.850%, 04/17/28		1,000	1,133,321
	ITC Holdings Corp.
	3.650%, 06/15/24		113	119,560
	Masonite International Corp.
Ω	3.500%, 02/15/30		6,000	5,855,640
	Methanex Corp.
	5.250%, 12/15/29		7,600	8,056,000
	Nutrien Ltd.
	3.000%, 04/01/25		40	41,997
	Ontario Teachers’ Finance Trust
	0.100%, 05/19/28	EUR	5,000	5,696,550
	Province of Alberta Canada
	3.600%, 04/11/28	AUD	2,500	1,986,509
	2.050%, 06/01/30	CAD	19,000	15,112,492
	3.500%, 06/01/31	CAD	4,000	3,559,631
	3.900%, 12/01/33	CAD	49,600	45,690,834
	Province of British Columbia Canada
#	6.500%, 01/15/26		93	111,840
	2.950%, 12/18/28	CAD	5,000	4,284,341
	2.200%, 06/18/30	CAD	19,500	15,805,462
	1.550%, 06/18/31	CAD	9,000	6,832,902
	5.400%, 06/18/35	CAD	27,000	29,121,429
	Province of Manitoba Canada
	2.050%, 06/02/30	CAD	20,000	15,925,178
	2.050%, 06/02/31	CAD	32,400	25,554,008
	Province of Nova Scotia Canada
	2.000%, 09/01/30	CAD	8,000	6,333,290
	Province of Ontario Canada
#	1.050%, 05/21/27		5,000	4,886,750
	2.050%, 06/02/30	CAD	2,000	1,594,602
	1.350%, 12/02/30	CAD	6,000	4,485,504
	5.850%, 03/08/33	CAD	16,600	17,882,422
	5.600%, 06/02/35	CAD	44,000	47,907,951
	Province of Quebec Canada
	0.875%, 05/04/27	EUR	190	228,539
	2.300%, 09/01/29	CAD	5,000	4,097,851
	6.000%, 10/01/29	CAD	4,000	4,134,712
	1.900%, 09/01/30	CAD	32,200	25,403,032
	1.500%, 09/01/31	CAD	7,000	5,268,495
	6.250%, 06/01/32	CAD	15,000	16,485,577
	Province of Saskatchewan Canada
	2.200%, 06/02/30	CAD	10,000	8,060,924
	2.150%, 06/02/31	CAD	5,000	3,979,436
	6.400%, 09/05/31	CAD	23,000	25,147,051
	Spectra Energy Partners LP
	4.750%, 03/15/24		22	23,700

			Face Amount^	Value†
			(000)
CANADA — (Continued)
Suncor Energy, Inc.
	5.950%, 12/01/34		1,700	$2,204,829
TC PipeLines LP
	3.900%, 05/25/27		2,000	2,202,135
Thomson Reuters Corp.
	4.300%, 11/23/23		60	63,822
TransCanada PipeLines Ltd.
#	4.625%, 03/01/34		6,200	7,275,529
	5.600%, 03/31/34		1,000	1,260,101

TOTAL CANADA				431,157,550

DENMARK — (0.2%)
AP Moller—Maersk AS
	1.750%, 03/16/26	EUR	4,500	5,517,521

FINLAND — (0.5%)
Nokia Oyj
#	4.375%, 06/12/27		7,350	7,901,250
Nordea Bank Abp
	0.500%, 05/14/27	EUR	360	421,970
OP Corporate Bank PLC
	0.100%, 11/16/27	EUR	8,350	9,505,358

TOTAL FINLAND				17,828,578

FRANCE — (2.8%)
BNP Paribas SA
	1.500%, 11/17/25	EUR	1,200	1,453,192
BPCE SA
Ω	3.500%, 10/23/27		5,000	5,304,100
Credit Agricole SA
	1.375%, 05/03/27	EUR	2,000	2,443,714
Dexia Credit Local SA
	0.000%, 01/21/28	EUR	3,800	4,334,533
Electricite de France SA
Ω	3.625%, 10/13/25		40	43,175
	6.250%, 05/30/28	GBP	1,000	1,736,349
	5.875%, 07/18/31	GBP	3,200	5,826,128
	6.125%, 06/02/34	GBP	1,500	2,906,605
Orange SA
	8.125%, 11/20/28	GBP	1,964	3,816,202
	2.000%, 01/15/29	EUR	1,200	1,538,238
	3.250%, 01/15/32	GBP	600	909,793
Pernod Ricard SA
Ω	3.250%, 06/08/26		173	185,806
Sanofi
	1.375%, 03/21/30	EUR	9,200	11,482,399
SNCF Reseau
	5.250%, 12/07/28	GBP	280	484,304
	5.250%, 01/31/35	GBP	5,050	9,858,316
Societe Generale SA
Ω	4.750%, 09/14/28		1,000	1,145,589
	2.125%, 09/27/28	EUR	2,000	2,503,466
#Ω	3.000%, 01/22/30		1,400	1,443,263

DFA GLOBAL CORE PLUS FIXED INCOME PORTFOLIO

CONTINUED

			Face Amount^	Value†
			(000)
FRANCE — (Continued)
Societe Nationale SNCF SA
	0.625%, 04/17/30	EUR	3,000	$3,531,845
Total Capital Canada Ltd.
	2.125%, 09/18/29	EUR	8,400	10,863,237
TotalEnergies Capital International SA
	0.696%, 05/31/28	EUR	7,300	8,613,837
	0.750%, 07/12/28	EUR	8,600	10,150,551
	1.405%, 09/03/31	GBP	3,500	4,625,355
TotalEnergies Capital SA
	3.883%, 10/11/28		2,200	2,489,875

TOTAL FRANCE				97,689,872

GERMANY — (1.7%)
Allianz Finance II BV
	1.500%, 01/15/30	EUR	2,900	3,659,333
Bayer Capital Corp. BV
	1.500%, 06/26/26	EUR	5,700	6,906,799
	2.125%, 12/15/29	EUR	900	1,144,912
Bayer U.S. Finance II LLC
Ω	5.500%, 08/15/25		26	28,871
BMW Finance NV
	1.500%, 02/06/29	EUR	2,600	3,258,526
BMW U.S. Capital LLC
Ω	2.800%, 04/11/26		194	204,646
	3.300%, 04/06/27		500	540,235
Ω	3.300%, 04/06/27		58	62,667
Daimler AG
	1.000%, 11/15/27	EUR	4,300	5,164,412
	2.000%, 02/27/31	EUR	1,000	1,298,197
	1.125%, 08/08/34	EUR	1,900	2,273,981
Daimler Finance North America LLC
	8.500%, 01/18/31		1,304	1,965,152
Deutsche Bank AG
	3.700%, 05/30/24		113	119,514
Deutsche Telekom AG
	3.125%, 02/06/34	GBP	3,000	4,562,472
	1.375%, 07/05/34	EUR	3,000	3,629,990
Deutsche Telekom International Finance BV
	1.375%, 01/30/27	EUR	500	610,904
Ω	2.250%, 04/13/29	GBP	1,600	2,251,978
E.ON SE
	1.625%, 05/22/29	EUR	1,200	1,497,108
Fresenius Medical Care U.S. Finance III, Inc.
Ω	2.375%, 02/16/31		7,100	6,851,986
Kreditanstalt fuer Wiederaufbau
	2.050%, 02/16/26	JPY	623,000	5,972,561

			Face Amount^	Value†
			(000)
	GERMANY — (Continued)
	Volkswagen International Finance NV
	1.875%, 03/30/27	EUR	5,400	$6,706,609

	TOTAL GERMANY			58,710,853

	ITALY — (0.8%)
	Eni SpA
	1.500%, 01/17/27	EUR	1,000	1,222,583
	1.125%, 09/19/28	EUR	1,700	2,038,502
	Intesa Sanpaolo SpA
Ω	3.875%, 07/14/27		1,500	1,619,190
	1.750%, 07/04/29	EUR	3,800	4,642,873
Ω	4.000%, 09/23/29		2,000	2,163,572
	2.500%, 01/15/30	GBP	3,850	5,315,687
	Italy Buoni Poliennali Del Tesoro
	1.250%, 12/01/26	EUR	2,100	2,520,868
	Telecom Italia Capital SA
	6.375%, 11/15/33		1,500	1,720,815
	6.000%, 09/30/34		6,000	6,675,000

	TOTAL ITALY			27,919,090

	JAPAN — (1.5%)
	Aircastle Ltd.
	4.250%, 06/15/26		3,500	3,795,983
	American Honda Finance Corp.
	2.300%, 09/09/26		130	134,845
	Japan Government Twenty Year Bond
	1.800%, 09/20/31	JPY	680,000	6,962,938
	1.500%, 03/20/34	JPY	550,000	5,592,266
	1.200%, 09/20/35	JPY	550,000	5,445,905
	Mitsubishi UFJ Financial Group, Inc.
	3.677%, 02/22/27		35	38,174
	3.195%, 07/18/29		2,551	2,703,100
	Nomura Holdings, Inc.
	3.103%, 01/16/30		10,168	10,513,656
	Shire Acquisitions Investments Ireland DAC
	3.200%, 09/23/26		800	851,360
	StanCorp Financial Group, Inc.
	5.000%, 08/15/22		37	38,248
	Sumitomo Mitsui Financial Group, Inc.
#	3.944%, 07/19/28		700	779,569
	3.040%, 07/16/29		9,750	10,223,637
	2.750%, 01/15/30		790	812,678
	2.130%, 07/08/30		1,000	981,286

DFA GLOBAL CORE PLUS FIXED INCOME PORTFOLIO

CONTINUED

			Face Amount^	Value†
			(000)
	JAPAN — (Continued)
	Toyota Credit Canada, Inc.
	2.020%, 02/28/22	CAD	58	$47,101
	Toyota Motor Corp.
	3.669%, 07/20/28		2,615	2,904,881
	Toyota Motor Credit Corp.
	2.625%, 01/10/23		75	76,915

	TOTAL JAPAN			51,902,542

	NETHERLANDS — (3.2%)
	Ahold Finance USA LLC
	6.875%, 05/01/29		8	10,515
	BNG Bank NV
	3.300%, 04/26/29	AUD	5,000	3,984,420
	1.000%, 06/03/30		6,000	5,703,255
	Cooperatieve Rabobank UA
	3.875%, 02/08/22		83	83,781
	1.375%, 02/03/27	EUR	1,000	1,229,938
	4.550%, 08/30/29	GBP	415	696,913
	E.ON International Finance BV
	6.375%, 06/07/32	GBP	2,150	4,098,600
	Heineken NV
Ω	2.750%, 04/01/23		26	26,718
	ING Groep NV
	1.375%, 01/11/28	EUR	3,100	3,753,419
	4.050%, 04/09/29		300	338,367
	Koninklijke Ahold Delhaize NV
	1.125%, 03/19/26	EUR	520	623,890
	Koninklijke KPN NV
	5.750%, 09/17/29	GBP	1,500	2,492,020
	Koninklijke Philips NV
	1.375%, 05/02/28	EUR	2,000	2,453,365
	Nederlandse Waterschapsbank NV
	3.300%, 05/02/29	AUD	4,500	3,583,576
	Shell International Finance B.V.
	0.125%, 11/08/27	EUR	5,000	5,712,316
	Shell International Finance BV
	1.625%, 01/20/27	EUR	1,408	1,747,185
	1.250%, 05/12/28	EUR	5,600	6,817,425
	0.750%, 08/15/28	EUR	2,000	2,353,315
	3.875%, 11/13/28		7,950	8,975,422
	2.375%, 11/07/29		14,282	14,656,820
	1.000%, 12/10/30	GBP	32,953	42,043,554

	TOTAL NETHERLANDS			111,384,814

	NEW ZEALAND — (0.9%)
	New Zealand Government Bond
	3.500%, 04/14/33	NZD	24,500	19,014,955

			Face Amount^	Value†
			(000)
NEW ZEALAND — (Continued)
	Westpac Securities NZ Ltd.
	0.100%, 07/13/27	EUR	9,600	$10,818,050

	TOTAL NEW ZEALAND			29,833,005

	NORWAY — (1.5%)
	Aker BP ASA
Ω	2.875%, 01/15/26		4,000	4,174,429
Ω	3.750%, 01/15/30		4,000	4,273,305
	Equinor ASA
	2.650%, 01/15/24		81	84,232
	6.125%, 11/27/28	GBP	1,250	2,222,263
	6.875%, 03/11/31	GBP	18,350	36,114,970
	Kommunalbanken AS
	3.400%, 07/24/28	AUD	3,500	2,801,569
	1.125%, 06/14/30		2,500	2,390,450

	TOTAL NORWAY			52,061,218

	SINGAPORE — (0.6%)
	Singapore Government Bond
	2.875%, 09/01/30	SGD	25,700	20,582,870

	SPAIN — (0.5%)
	Banco Santander SA
	3.490%, 05/28/30		4,000	4,247,331
	Santander Holdings USA, Inc.
	4.500%, 07/17/25		206	225,532
	4.400%, 07/13/27		2,000	2,225,058
	Santander UK PLC
	4.000%, 03/13/24		103	110,451
	3.875%, 10/15/29	GBP	1,478	2,364,314
	Telefonica Emisiones SA
	1.715%, 01/12/28	EUR	4,300	5,344,603
	5.445%, 10/08/29	GBP	650	1,110,871
	Telefonica Europe BV
	8.250%, 09/15/30		500	708,207

	TOTAL SPAIN			16,336,367

SUPRANATIONAL ORGANIZATION OBLIGATIONS — (2.8%)
	African Development Bank
	3.350%, 08/08/28	AUD	6,000	4,779,947
	Asian Development Bank
	2.350%, 06/21/27	JPY	2,970,000	29,706,169
	EUROFIMA
	3.350%, 05/21/29	AUD	8,000	6,360,787
	European Investment Bank
	2.150%, 01/18/27	JPY	1,489,600	14,601,505
	5.625%, 06/07/32	GBP	500	974,252
	Inter-American Development Bank
	2.250%, 06/18/29		8,000	8,395,194
	1.125%, 01/13/31		9,900	9,486,200

DFA GLOBAL CORE PLUS FIXED INCOME PORTFOLIO

CONTINUED

			Face Amount^	Value†
			(000)
SUPRANATIONAL ORGANIZATION OBLIGATIONS — (Continued)
International Bank for Reconstruction & Development
	0.750%, 11/24/27		14,000	$13,461,656
	3.300%, 08/14/28	AUD	6,500	5,212,008
	1.000%, 12/21/29	GBP	2,600	3,507,934
International Finance Corp.
	1.250%, 02/06/31	AUD	3,000	2,010,064

	TOTAL SUPRANATIONAL ORGANIZATION OBLIGATIONS			98,495,716

SWEDEN — (0.0%)
	Svenska Handelsbanken AB
	0.250%, 02/28/22	EUR	110	127,468

	SWITZERLAND — (0.4%)
	ABB Finance USA, Inc.
	2.875%, 05/08/22		45	45,578
	Novartis Capital Corp.
	2.200%, 08/14/30		6,200	6,329,808
	Novartis Finance SA
	1.375%, 08/14/30	EUR	4,000	4,971,927
	UBS Group AG
	1.250%, 09/01/26	EUR	1,800	2,159,862

	TOTAL SWITZERLAND			13,507,175

UNITED KINGDOM — (4.8%)
	AstraZeneca PLC
	1.250%, 05/12/28	EUR	1,200	1,461,618
	5.750%, 11/13/31	GBP	450	846,984
Barclays PLC
	4.375%, 01/12/26		2,000	2,202,735
	3.250%, 02/12/27	GBP	1,657	2,398,058
	3.250%, 01/17/33	GBP	6,500	9,641,349
	BAT Capital Corp.
#	2.726%, 03/25/31		3,200	3,124,172
	BAT International Finance PLC
	4.000%, 09/04/26	GBP	1,220	1,809,587
	1.250%, 03/13/27	EUR	1,000	1,173,784
	3.125%, 03/06/29	EUR	3,200	4,107,872
	BP Capital Markets America, Inc.
	3.017%, 01/16/27		127	134,839
	3.633%, 04/06/30		800	885,892
	BP Capital Markets PLC
	3.535%, 11/04/24		15	16,075
	1.231%, 05/08/31	EUR	2,500	2,975,862
	British Telecommunications PLC
	1.500%, 06/23/27	EUR	2,500	2,972,648
	5.125%, 12/04/28		1,000	1,150,500
	5.750%, 12/07/28	GBP	1,000	1,658,859
Ω	3.250%, 11/08/29		4,000	4,141,049

			Face Amount^	Value†
			(000)
UNITED KINGDOM — (Continued)
	3.125%, 11/21/31	GBP	1,500	$2,112,354
	Centrica PLC
	4.375%, 03/13/29	GBP	1,000	1,581,708
	CNH Industrial Finance Europe SA
	1.750%, 03/25/27	EUR	2,000	2,440,306
	1.625%, 07/03/29	EUR	2,550	3,091,086
	Coca-Cola European Partners PLC
	1.750%, 05/26/28	EUR	1,400	1,739,531
	Diageo Finance PLC
	1.500%, 10/22/27	EUR	1,000	1,236,150
	GlaxoSmithKline Capital PLC
	5.250%, 12/19/33	GBP	1,388	2,595,783
	HSBC Holdings PLC
	2.625%, 08/16/28	GBP	5,164	7,270,024
	4.950%, 03/31/30		2,000	2,354,604
	Janus Capital Group, Inc.
	4.875%, 08/01/25		106	117,288
	Lloyds Banking Group PLC
	3.750%, 01/11/27		3,500	3,800,400
	1.500%, 09/12/27	EUR	2,100	2,587,151
	4.550%, 08/16/28		2,300	2,624,912
	LSEGA Financing PLC
Ω	2.500%, 04/06/31		1,500	1,514,152
	Nationwide Building Society
	3.250%, 01/20/28	GBP	1,500	2,270,738
	Natwest Group PLC
	4.800%, 04/05/26		3,000	3,363,585
	Prudential PLC
	3.125%, 04/14/30		100	107,146
	Rolls-Royce PLC
Ω	3.625%, 10/14/25		5,720	5,841,150
	3.375%, 06/18/26	GBP	800	1,099,636
	Royalty Pharma PLC
	2.200%, 09/02/30		1,000	967,753
	Southern Gas Networks PLC
	1.250%, 12/02/31	GBP	4,200	5,242,148
	Transport for London
	4.000%, 09/12/33	GBP	5,900	9,788,332
	Unilever Finance Netherlands BV
	1.375%, 07/31/29	EUR	700	867,838
	United Kingdom Gilt
	0.250%, 07/31/31	GBP	15,200	19,266,602
	0.625%, 07/31/35	GBP	21,500	27,383,228
	Vodafone Group PLC
	1.500%, 07/24/27	EUR	1,750	2,148,810
	4.200%, 12/13/27	AUD	1,800	1,444,333
	7.875%, 02/15/30		77	108,327
	1.625%, 11/24/30	EUR	2,500	3,093,144
	5.900%, 11/26/32	GBP	3,250	6,138,750

	TOTAL UNITED KINGDOM			164,898,852

DFA GLOBAL CORE PLUS FIXED INCOME PORTFOLIO

CONTINUED

		Face Amount^	Value†
		(000)
UNITED STATES — (46.6%)
7-Eleven, Inc.
1.300%, 02/10/28		300	$285,815
AbbVie, Inc.
3.250%, 10/01/22		88	89,535
2.900%, 11/06/22		33	33,750
3.800%, 03/15/25		29	31,255
4.250%, 11/14/28		2,400	2,726,135
2.625%, 11/15/28	EUR	3,416	4,478,719
2.125%, 06/01/29	EUR	1,500	1,916,190
Activision Blizzard, Inc.
# 1.350%, 09/15/30		500	460,964
Advance Auto Parts, Inc.
# 3.900%, 04/15/30		7,100	7,830,911
AECOM
5.125%, 03/15/27		5,660	6,247,225
Aetna, Inc.
2.750%, 11/15/22		97	98,672
6.750%, 12/15/37		700	1,025,474
Affiliated Managers Group, Inc.
3.300%, 06/15/30		2,600	2,770,751
Aflac, Inc.
3.250%, 03/17/25		129	137,804
3.600%, 04/01/30		4,025	4,469,344
Alabama Power Co.
2.800%, 04/01/25		30	31,351
Albemarle Corp.
4.150%, 12/01/24		86	93,051
Ally Financial, Inc.
8.000%, 11/01/31		2,800	4,009,106
Alphabet, Inc.
1.998%, 08/15/26		86	88,748
# 0.800%, 08/15/27		6,800	6,518,681
1.100%, 08/15/30		20,900	19,600,618
Altria Group, Inc.
2.200%, 06/15/27	EUR	4,700	5,778,968
4.800%, 02/14/29		598	681,206
# 3.400%, 05/06/30		400	418,806
2.450%, 02/04/32		1,500	1,423,453
Amazon.com, Inc.
# 1.200%, 06/03/27		7,871	7,741,813
# 1.650%, 05/12/28		18,000	17,941,134
# 1.500%, 06/03/30		13,300	12,870,707
# 2.100%, 05/12/31		9,483	9,560,580
American Express Credit Corp.
3.300%, 05/03/27		131	142,753
American International Group, Inc.
4.125%, 02/15/24		118	126,343
3.900%, 04/01/26		46	50,509
1.875%, 06/21/27	EUR	4,075	5,010,112
American Tower Corp.
2.300%, 09/15/31		500	488,651

		Face Amount^	Value†
		(000)
UNITED STATES — (Continued)
American Water Capital Corp.
3.850%, 03/01/24		25	$26,529
Ameriprise Financial, Inc.
4.000%, 10/15/23		43	45,795
2.875%, 09/15/26		65	68,903
AmerisourceBergen Corp.
3.400%, 05/15/24		433	458,376
2.800%, 05/15/30		6,900	7,121,262
Amgen, Inc.
3.125%, 05/01/25		37	39,105
2.600%, 08/19/26		28	29,252
4.000%, 09/13/29	GBP	1,836	2,917,039
2.450%, 02/21/30		350	355,678
2.300%, 02/25/31		2,413	2,400,282
Amphenol Technologies Holding GmbH
2.000%, 10/08/28	EUR	4,000	5,100,618
Analog Devices, Inc.
3.500%, 12/05/26		23	25,171
Anthem, Inc.
3.125%, 05/15/22		25	25,364
3.500%, 08/15/24		58	61,644
2.250%, 05/15/30		1,550	1,545,440
Aon Corp.
4.500%, 12/15/28		960	1,110,272
3.750%, 05/02/29		5,000	5,546,225
2.800%, 05/15/30		2,550	2,642,556
Aon PLC
4.000%, 11/27/23		47	49,681
3.500%, 06/14/24		107	113,425
2.875%, 05/14/26	EUR	1,400	1,801,331
Apple, Inc.
2.500%, 02/09/25		53	55,361
2.450%, 08/04/26		200	209,483
1.625%, 11/10/26	EUR	500	622,450
3.000%, 06/20/27		64	69,063
2.000%, 09/17/27	EUR	150	191,572
3.000%, 11/13/27		3,081	3,313,092
1.200%, 02/08/28		7,000	6,782,113
3.050%, 07/31/29	GBP	2,156	3,315,419
2.200%, 09/11/29		19,100	19,532,045
1.650%, 05/11/30		14,400	13,990,990
1.250%, 08/20/30		25,800	24,358,924
# 1.650%, 02/08/31		3,000	2,905,720
Applied Materials, Inc.
3.300%, 04/01/27		59	64,014
ArcelorMittal SA
# 4.250%, 07/16/29		1,000	1,098,163
Archer-Daniels-Midland Co.
2.500%, 08/11/26		58	61,056
Ares Capital Corp.
4.200%, 06/10/24		6,000	6,387,338
3.875%, 01/15/26		4,000	4,242,885
3.200%, 11/15/31		3,000	2,989,644

DFA GLOBAL CORE PLUS FIXED INCOME PORTFOLIO

CONTINUED

			Face Amount^	Value†
			(000)
UNITED STATES — (Continued)
	Arrow Electronics, Inc.
	3.875%, 01/12/28		2,203	$2,380,251
	Ashland LLC
Ω	3.375%, 09/01/31		5,000	4,937,500
	Assurant, Inc.
#	2.650%, 01/15/32		1,750	1,720,494
	AT&T, Inc.
	1.800%, 09/05/26	EUR	800	983,913
	4.375%, 09/14/29	GBP	500	798,775
	2.600%, 12/17/29	EUR	1,463	1,919,138
#	2.750%, 06/01/31		3,500	3,560,305
	3.550%, 12/17/32	EUR	1,500	2,143,772
	2.550%, 12/01/33		746	724,491
	4.850%, 03/01/39		1,700	2,042,870
	5.550%, 08/15/41		2,000	2,631,365
	Autodesk, Inc.
	4.375%, 06/15/25		35	38,370
	3.500%, 06/15/27		3,236	3,511,968
	Automatic Data Processing, Inc.
	3.375%, 09/15/25		114	122,925
	1.700%, 05/15/28		400	397,883
	1.250%, 09/01/30		10,558	9,967,074
	AutoNation, Inc.
	2.400%, 08/01/31		3,800	3,684,198
	AutoZone, Inc.
	2.875%, 01/15/23		140	142,946
	3.250%, 04/15/25		72	76,280
	AvalonBay Communities, Inc.
	2.050%, 01/15/32		1,500	1,469,542
	Avnet, Inc.
	4.625%, 04/15/26		65	71,786
	Baker Hughes a GE Co. LLC/Baker Hughes Co-Obligor, Inc.
	3.337%, 12/15/27		2,000	2,157,421
	Ball Corp.
	4.875%, 03/15/26		4,000	4,385,000
	2.875%, 08/15/30		6,100	5,863,625
	Baltimore Gas & Electric Co.
	2.400%, 08/15/26		8	8,311
	Bank of America Corp.
	3.300%, 01/11/23		52	53,731
	4.000%, 04/01/24		72	77,255
	7.000%, 07/31/28	GBP	1,500	2,730,305
	Bank of New York Mellon Corp.
	2.800%, 05/04/26		64	67,698
#	1.800%, 07/28/31		2,000	1,952,280
	Bath & Body Works, Inc.
	5.250%, 02/01/28		2,000	2,156,000
	Baxter International, Inc.
	2.600%, 08/15/26		49	51,204
	1.300%, 05/15/29	EUR	1,300	1,566,101
	Belo Corp.
	7.250%, 09/15/27		1,000	1,160,000

			Face Amount^	Value†
			(000)
UNITED STATES — (Continued)
Berkshire Hathaway Finance Corp.
	1.850%, 03/12/30		2,005	$1,983,104
	1.450%, 10/15/30		11,500	11,006,873
Berkshire Hathaway, Inc.
	3.400%, 01/31/22		37	37,288
	1.125%, 03/16/27	EUR	3,800	4,576,383
	0.440%, 09/13/29	JPY	1,920,000	16,450,417
	0.437%, 04/15/31	JPY	1,700,000	14,862,760
Best Buy Co., Inc.
	4.450%, 10/01/28		5,000	5,709,415
Biogen, Inc.
	2.250%, 05/01/30		3,000	2,960,203
Black Hills Corp.
	4.350%, 05/01/33		2,250	2,574,456
BlackRock, Inc.
#	3.250%, 04/30/29		15,544	17,019,445
	2.400%, 04/30/30		9,500	9,805,310
	1.900%, 01/28/31		13,800	13,648,666
Boeing Co.
	2.500%, 03/01/25		75	76,374
	2.600%, 10/30/25		42	43,009
	2.950%, 02/01/30		2,000	2,022,784
#	3.550%, 03/01/38		2,000	2,034,554
Booking Holdings, Inc.
	3.600%, 06/01/26		108	117,499
	1.800%, 03/03/27	EUR	800	989,941
	4.625%, 04/13/30		5,182	6,110,603
Boston Properties LP
	3.400%, 06/21/29		200	214,442
	3.250%, 01/30/31		600	629,453
BP Capital Markets America, Inc.
	4.234%, 11/06/28		230	262,322
Bristol-Myers Squibb Co.
	2.000%, 08/01/22		79	79,981
Brixmor Operating Partnership LP
	2.500%, 08/16/31		550	538,329
Broadcom, Inc.
	4.300%, 11/15/32		2,700	3,006,371
Ω	3.419%, 04/15/33		1,000	1,032,515
Ω	3.137%, 11/15/35		205	201,477
Ω	3.500%, 02/15/41		3,000	2,975,999
Brown & Brown, Inc.
	4.200%, 09/15/24		54	58,292
	4.500%, 03/15/29		1,500	1,703,064
Brown-Forman Corp.
	1.200%, 07/07/26	EUR	2,000	2,411,601
	2.600%, 07/07/28	GBP	1,100	1,601,162
Buckeye Partners LP
	4.150%, 07/01/23		22	22,762
	3.950%, 12/01/26		87	89,190
Bunge Ltd Finance Corp.
#	3.750%, 09/25/27		2,900	3,169,997

DFA GLOBAL CORE PLUS FIXED INCOME PORTFOLIO

CONTINUED

			Face Amount^	Value†
			(000)
UNITED STATES — (Continued)
	Burlington Northern Santa Fe LLC
	7.000%, 12/15/25		10	$12,212
	Camden Property Trust
	2.800%, 05/15/30		6,188	6,491,894
	Campbell Soup Co.
	3.300%, 03/19/25		47	49,827
	4.150%, 03/15/28		2,883	3,230,315
#	2.375%, 04/24/30		1,460	1,459,825
	Capital One Financial Corp.
	3.750%, 04/24/24		54	57,419
	3.750%, 03/09/27		1,800	1,963,009
	3.800%, 01/31/28		4,400	4,853,573
	1.650%, 06/12/29	EUR	2,800	3,375,380
	Cardinal Health, Inc.
#	3.410%, 06/15/27		4,067	4,387,276
	Cargill, Inc.
Ω	2.125%, 04/23/30		2,000	2,005,462
	CF Industries, Inc.
	3.450%, 06/01/23		1,364	1,414,386
	5.150%, 03/15/34		4,000	4,858,140
	Charles Schwab Corp.
	2.750%, 10/01/29		2,000	2,103,138
	Chemours Co.
#	5.375%, 05/15/27		1,600	1,688,000
	Chevron Corp.
	2.954%, 05/16/26		133	141,731
	1.995%, 05/11/27		5,200	5,299,198
	2.236%, 05/11/30		18,429	18,828,629
	Chevron USA, Inc.
	1.018%, 08/12/27		14,400	13,930,005
	3.850%, 01/15/28		5,937	6,653,108
	3.250%, 10/15/29		200	218,771
	Choice Hotels International, Inc.
#	3.700%, 12/01/29		1,500	1,598,100
	Chubb INA Holdings, Inc.
	3.350%, 05/15/24		60	63,781
	1.550%, 03/15/28	EUR	4,900	6,012,669
	CI Financial Corp.
	3.200%, 12/17/30		672	688,503
	Cigna Corp.
	3.400%, 03/01/27		174	187,228
	4.375%, 10/15/28		3,750	4,298,824
	Cisco Systems, Inc.
#	5.500%, 01/15/40		4,000	5,618,058
	CIT Group, Inc.
	5.250%, 03/07/25		1,465	1,607,837
	Citigroup, Inc.
	4.500%, 01/14/22		17	17,136
	3.875%, 10/25/23		33	35,066
	1.500%, 10/26/28	EUR	1,900	2,325,574
	CME Group, Inc.
	3.000%, 03/15/25		33	34,819

			Face Amount^	Value†
			(000)
UNITED STATES — (Continued)
	3.750%, 06/15/28		3,200	$3,581,091
	CMS Energy Corp.
	3.600%, 11/15/25		37	39,673
	3.000%, 05/15/26		58	61,314
	CNO Financial Group, Inc.
	5.250%, 05/30/25		2,220	2,478,512
	5.250%, 05/30/29		2,000	2,332,301
	Coca-Cola Co.
	2.900%, 05/25/27		275	294,992
	Comcast Corp.
	3.375%, 08/15/25		49	52,581
	4.250%, 01/15/33		3,150	3,687,633
	Comerica, Inc.
	4.000%, 02/01/29		3,500	3,975,064
	Conagra Brands, Inc.
	5.300%, 11/01/38		2,000	2,536,408
	ConocoPhillips Co.
	4.950%, 03/15/26		173	196,727
	6.950%, 04/15/29		800	1,060,093
	Consolidated Edison Co. of New York, Inc.
	3.300%, 12/01/24		15	15,895
	Constellation Brands, Inc.
	3.500%, 05/09/27		3,000	3,258,369
	Costco Wholesale Corp.
#	1.375%, 06/20/27		5,000	4,964,070
	1.600%, 04/20/30		7,325	7,133,313
	1.750%, 04/20/32		9,800	9,551,408
	Cox Communications, Inc.
Ω	3.850%, 02/01/25		79	84,697
Ω	3.500%, 08/15/27		800	865,838
Ω	4.800%, 02/01/35		5,000	5,934,593
	Crown Castle International Corp.
#	2.250%, 01/15/31		1,500	1,459,125
	Cummins, Inc.
	1.500%, 09/01/30		500	476,564
	CVS Health Corp.
	3.375%, 08/12/24		174	184,122
	3.250%, 08/15/29		1,000	1,068,874
	CyrusOne LP/CyrusOne Finance Corp.
#	2.150%, 11/01/30		4,800	4,529,155
	Darden Restaurants, Inc.
#	3.850%, 05/01/27		4,000	4,348,306
	DCP Midstream Operating LP
	5.375%, 07/15/25		6,100	6,740,500
	Deere & Co.
	5.375%, 10/16/29		5	6,258
	DH Europe Finance Sarl
	1.200%, 06/30/27	EUR	1,300	1,563,795
	Discover Bank
	4.650%, 09/13/28		2,600	2,993,129

DFA GLOBAL CORE PLUS FIXED INCOME PORTFOLIO

CONTINUED

			Face Amount^	Value†
			(000)
UNITED STATES — (Continued)
	Discovery Communications LLC
	3.900%, 11/15/24		63	$67,537
	3.450%, 03/15/25		66	70,066
	1.900%, 03/19/27	EUR	5,700	6,947,467
	3.625%, 05/15/30		3,000	3,227,559
	Dollar General Corp.
	3.250%, 04/15/23		79	81,461
	4.150%, 11/01/25		13	14,309
	4.125%, 05/01/28		2,000	2,262,047
	Dollar Tree, Inc.
	4.200%, 05/15/28		3,600	4,052,805
	Dominion Energy, Inc.
#	3.900%, 10/01/25		117	127,247
	Dover Corp.
	1.250%, 11/09/26	EUR	3,100	3,726,263
	DPL, Inc.
	4.125%, 07/01/25		940	994,172
	DTE Energy Co.
	2.850%, 10/01/26		500	524,064
	DXC Technology Co.
	1.750%, 01/15/26	EUR	2,350	2,846,339
	E*TRADE Financial Corp.
	4.500%, 06/20/28		3,297	3,753,444
	Eagle Materials, Inc.
	2.500%, 07/01/31		3,000	2,968,998
	Eastman Chemical Co.
	3.800%, 03/15/25		51	54,780
	1.875%, 11/23/26	EUR	5,000	6,172,924
	Eaton Corp.
	4.000%, 11/02/32		500	576,795
	eBay, Inc.
	3.600%, 06/05/27		2,215	2,417,946
	Ecolab, Inc.
	2.700%, 11/01/26		52	54,962
	Edison International
#	4.125%, 03/15/28		995	1,065,439
	EI du Pont de Nemours & Co.
	2.300%, 07/15/30		1,000	1,013,100
	Emerson Electric Co.
	3.150%, 06/01/25		62	65,935
	Energy Transfer LP
	4.750%, 01/15/26		2,366	2,619,534
#	3.750%, 05/15/30		5,000	5,329,157
	EnerSys
Ω	4.375%, 12/15/27		3,700	3,885,000
	Enterprise Products Operating LLC
	3.900%, 02/15/24		24	25,482
	3.700%, 02/15/26		62	67,216
	Equifax, Inc.
	3.250%, 06/01/26		900	952,906
	3.100%, 05/15/30		4,000	4,208,496
	Equitable Holdings, Inc.
	4.350%, 04/20/28		800	905,526

			Face Amount^	Value†
			(000)
UNITED STATES — (Continued)
	Exelon Corp.
	3.950%, 06/15/25		27	$29,160
	Expedia Group, Inc.
	3.800%, 02/15/28		4,426	4,777,335
	3.250%, 02/15/30		2,500	2,570,253
	Extra Space Storage LP
	2.350%, 03/15/32		1,000	973,305
	Exxon Mobil Corp.
#	2.440%, 08/16/29		7,900	8,158,530
	FedEx Corp.
	1.625%, 01/11/27	EUR	2,000	2,449,037
	3.400%, 02/15/28		1,000	1,094,017
	3.100%, 08/05/29		910	970,484
	4.900%, 01/15/34		1,300	1,586,385
	Fidelity & Guaranty Life Holdings, Inc.
Ω	5.500%, 05/01/25		8,000	9,010,792
	Fidelity National Financial, Inc.
	3.400%, 06/15/30		2,907	3,095,833
	2.450%, 03/15/31		2,350	2,329,975
	Fidelity National Information Services, Inc.
	2.000%, 05/21/30	EUR	3,000	3,765,776
	3.360%, 05/21/31	GBP	3,143	4,750,494
	FirstEnergy Corp.
	7.375%, 11/15/31		750	1,021,732
	Fiserv, Inc.
	1.625%, 07/01/30	EUR	8,800	10,748,071
	3.000%, 07/01/31	GBP	2,000	2,944,212
	Five Corners Funding Trust II
Ω	2.850%, 05/15/30		1,500	1,552,837
	Flex Ltd.
	4.875%, 06/15/29		1,794	2,039,661
	4.875%, 05/12/30		9,200	10,547,536
	Flowserve Corp.
	3.500%, 10/01/30		300	314,021
	2.800%, 01/15/32		5,700	5,575,268
	Ford Motor Credit Co. LLC
	4.134%, 08/04/25		4,000	4,225,000
	5.113%, 05/03/29		4,000	4,445,000
	Fox Corp.
	4.709%, 01/25/29		79	91,274
	GATX Corp.
	3.250%, 03/30/25		60	62,899
	3.250%, 09/15/26		32	33,931
	3.500%, 03/15/28		500	537,611
	GE Capital Funding LLC
	4.550%, 05/15/32		4,000	4,787,615
	General Electric Co.
	0.375%, 05/17/22	EUR	135	156,578
	3.375%, 03/11/24		37	39,064
	0.875%, 05/17/25	EUR	500	589,329
	6.750%, 03/15/32		221	303,753

DFA GLOBAL CORE PLUS FIXED INCOME PORTFOLIO

CONTINUED

			Face Amount^	Value†
			(000)
UNITED STATES — (Continued)
General Mills, Inc.
	3.200%, 02/10/27		1,007	$1,079,738
	1.500%, 04/27/27	EUR	2,000	2,455,145
General Motors Co.
	6.125%, 10/01/25		2,000	2,321,221
	4.200%, 10/01/27		1,400	1,530,239
	6.800%, 10/01/27		1,035	1,275,811
General Motors Financial Co., Inc.
	5.250%, 03/01/26		178	201,303
	4.350%, 01/17/27		1,058	1,168,101
Georgia Power Co.
	3.250%, 03/30/27		154	163,692
Global Payments, Inc.
	4.800%, 04/01/26		69	77,248
#	3.200%, 08/15/29		150	156,829
GLP Capital LP/GLP Financing II, Inc.
	5.300%, 01/15/29		5,000	5,720,300
Goldman Sachs Group, Inc.
	4.000%, 03/03/24		250	266,927
	1.625%, 07/27/26	EUR	1,175	1,432,219
	2.000%, 03/22/28	EUR	2,000	2,489,793
	3.800%, 03/15/30		950	1,051,912
	6.125%, 02/15/33		2,484	3,291,324
Goodyear Tire & Rubber Co.
#	4.875%, 03/15/27		2,739	2,912,926
Graphic Packaging International LLC
Ω	4.750%, 07/15/27		1,151	1,238,764
Ω	3.500%, 03/15/28		3,000	3,022,500
Halliburton Co.
	3.500%, 08/01/23		4	4,168
#	3.800%, 11/15/25		124	135,092
#	2.920%, 03/01/30		500	516,632
Hanesbrands, Inc.
#Ω	4.875%, 05/15/26		7,800	8,338,083
Harley-Davidson, Inc.
#	3.500%, 07/28/25		42	44,364
Hasbro, Inc.
	3.500%, 09/15/27		3,912	4,211,047
HCA, Inc.
	5.375%, 02/01/25		6,805	7,570,562
	3.500%, 09/01/30		725	762,446
Health Care Service Corp. A Mutual Legal Reserve Co.
Ω	2.200%, 06/01/30		2,800	2,784,992
Healthcare Trust of America Holdings LP
	2.000%, 03/15/31		1,600	1,511,296
Hess Corp.
	4.300%, 04/01/27		2,000	2,193,532
Honeywell International, Inc.
#	2.500%, 11/01/26		102	107,378

			Face Amount^	Value†
			(000)
UNITED STATES — (Continued)
	2.250%, 02/22/28	EUR	3,905	$5,008,148
	Howmet Aerospace, Inc.
#	6.875%, 05/01/25		32	37,079
	5.900%, 02/01/27		2,700	3,091,527
	6.750%, 01/15/28		700	851,375
	HP, Inc.
	3.400%, 06/17/30		3,300	3,485,651
	Humana, Inc.
	3.850%, 10/01/24		91	97,723
	Huntington Bancshares, Inc.
	2.300%, 01/14/22		18	18,043
	Huntsman International LLC
	4.500%, 05/01/29		5,550	6,234,773
	Hyatt Hotels Corp.
	4.375%, 09/15/28		5,300	5,809,641
	Intercontinental Exchange, Inc.
	2.100%, 06/15/30		3,380	3,334,674
	1.850%, 09/15/32		500	469,820
	International Business Machines Corp.
	1.750%, 03/07/28	EUR	1,000	1,251,442
#	3.500%, 05/15/29		800	876,578
	International Flavors & Fragrances, Inc.
#Ω	3.268%, 11/15/40		1,500	1,545,509
	International Paper Co.
	5.000%, 09/15/35		2,210	2,712,231
	Interpublic Group of Cos., Inc.
	4.200%, 04/15/24		274	293,558
	4.650%, 10/01/28		500	581,340
	J M Smucker Co.
	3.500%, 03/15/25		58	62,106
	Jabil, Inc.
	3.600%, 01/15/30		3,283	3,566,809
	3.000%, 01/15/31		3,475	3,556,924
	Japan Government Twenty Year Bond
	0.400%, 03/20/36	JPY	330,000	2,945,896
	Jefferies Group LLC/Jefferies Group Capital Finance, Inc.
	4.850%, 01/15/27		57	65,205
	2.625%, 10/15/31		5,500	5,396,064
	Johnson & Johnson
	2.450%, 03/01/26		38	39,920
	2.950%, 03/03/27		500	538,944
#	0.950%, 09/01/27		1,000	968,506
	2.900%, 01/15/28		5,016	5,392,313
#	1.300%, 09/01/30		4,400	4,215,438
	JPMorgan Chase & Co.
	3.900%, 07/15/25		129	140,175
	Juniper Networks, Inc.
	3.750%, 08/15/29		4,000	4,355,970
	2.000%, 12/10/30		750	710,320

DFA GLOBAL CORE PLUS FIXED INCOME PORTFOLIO

CONTINUED

			Face Amount^	Value†
			(000)
UNITED STATES — (Continued)
	KB Home
	4.000%, 06/15/31		2,500	$2,534,375
	Kellogg Co.
	3.250%, 04/01/26		661	706,842
	7.450%, 04/01/31		61	86,664
	Kemper Corp.
#	2.400%, 09/30/30		4,400	4,340,514
	Kilroy Realty LP
	2.500%, 11/15/32		10,500	10,288,210
	Kimco Realty Corp.
	1.900%, 03/01/28		400	394,055
	2.250%, 12/01/31		1,000	974,370
	Kinder Morgan Energy Partners LP
	6.950%, 01/15/38		3,300	4,654,297
	Kraft Heinz Foods Co.
	2.250%, 05/25/28	EUR	200	248,066
	Kroger Co.
	3.700%, 08/01/27		3,394	3,734,822
	7.500%, 04/01/31		90	126,519
	Laboratory Corp. of America Holdings
	4.000%, 11/01/23		45	47,475
	Lazard Group LLC
	4.500%, 09/19/28		1,800	2,065,496
	Lear Corp.
	3.800%, 09/15/27		5,100	5,570,198
	4.250%, 05/15/29		1,000	1,115,689
	Legg Mason, Inc.
	3.950%, 07/15/24		55	59,229
	4.750%, 03/15/26		23	26,066
	Leggett & Platt, Inc.
	4.400%, 03/15/29		9,326	10,604,470
	Liberty Mutual Group, Inc.
	2.750%, 05/04/26	EUR	5,200	6,594,189
Ω	4.569%, 02/01/29		78	89,996
	Lincoln National Corp.
	3.050%, 01/15/30		4,900	5,174,166
#	3.400%, 01/15/31		127	137,020
	Lockheed Martin Corp.
	3.550%, 01/15/26		56	61,001
	Loews Corp.
	2.625%, 05/15/23		44	45,158
	Lowe’s Cos., Inc.
	3.120%, 04/15/22		3	3,017
	3.375%, 09/15/25		61	65,545
	LYB International Finance II BV
	1.625%, 09/17/31	EUR	6,500	7,971,151
	Marathon Petroleum Corp.
	3.625%, 09/15/24		96	102,214
	Markel Corp.
	3.350%, 09/17/29		4,300	4,643,233

			Face Amount^	Value†
			(000)
UNITED STATES — (Continued)
	Marriott International, Inc.
	3.750%, 03/15/25		1,500	$1,594,252
	4.000%, 04/15/28		5,901	6,461,275
	4.650%, 12/01/28		650	737,610
	2.750%, 10/15/33		500	487,963
	Mars, Inc.
Ω	3.600%, 04/01/34		595	667,040
Marsh & McLennan Cos., Inc.
	3.500%, 06/03/24		97	102,970
	1.349%, 09/21/26	EUR	6,000	7,245,775
	4.375%, 03/15/29		800	924,040
	2.250%, 11/15/30		1,650	1,649,089
	Maxim Integrated Products, Inc.
	3.450%, 06/15/27		69	74,863
	McDonald’s Corp.
	1.500%, 11/28/29	EUR	1,000	1,228,206
	5.875%, 04/23/32	GBP	750	1,400,840
	McKesson Corp.
	3.125%, 02/17/29	GBP	4,420	6,485,951
	Medtronic, Inc.
	3.500%, 03/15/25		7	7,545
Merck & Co., Inc.
#	2.750%, 02/10/25		136	142,748
	3.400%, 03/07/29		2,200	2,416,265
	Meritage Homes Corp.
	6.000%, 06/01/25		3,008	3,377,082
	MetLife, Inc.
	3.600%, 04/10/24		189	201,510
	6.500%, 12/15/32		281	391,672
	MGM Resorts International
	5.750%, 06/15/25		2,928	3,162,240
	4.625%, 09/01/26		2,693	2,814,185
	Micron Technology, Inc.
	5.327%, 02/06/29		550	648,752
	Microsoft Corp.
	4.200%, 11/03/35		900	1,108,362
	Molina Healthcare, Inc.
Ω	3.875%, 11/15/30		5,000	5,156,250
	Molson Coors Beverage Co.
	3.500%, 05/01/22		33	33,497
	1.250%, 07/15/24	EUR	1,200	1,423,423
	3.000%, 07/15/26		687	727,722
	Mondelez International, Inc.
	1.625%, 03/08/27	EUR	2,500	3,070,422
	Morgan Stanley
	1.375%, 10/27/26	EUR	2,550	3,092,063
	1.875%, 04/27/27	EUR	1,856	2,302,108
#	7.250%, 04/01/32		1,500	2,162,869
	Mosaic Co.
	4.050%, 11/15/27		5,000	5,550,037
	Motorola Solutions, Inc.
#	4.600%, 02/23/28		500	572,564
	4.600%, 05/23/29		4,260	4,903,314

DFA GLOBAL CORE PLUS FIXED INCOME PORTFOLIO

CONTINUED

			Face Amount^	Value†
			(000)
UNITED STATES — (Continued)
MPLX LP
	4.125%, 03/01/27		2,876	$3,171,451
#	4.000%, 03/15/28		1,500	1,649,838
Mylan, Inc.
	4.200%, 11/29/23		52	55,052
Nasdaq, Inc.
	4.250%, 06/01/24		33	35,434
	1.750%, 03/28/29	EUR	5,924	7,328,883
National Australia Bank Ltd.
	1.250%, 05/18/26	EUR	1,000	1,209,134
National Rural Utilities Cooperative Finance Corp.
	8.000%, 03/01/32		1,232	1,814,860
Nestle Holdings, Inc.
Ω	1.000%, 09/15/27		8,249	7,949,117
#Ω	1.500%, 09/14/28		11,000	10,764,157
Ω	1.875%, 09/14/31		9,600	9,456,240
	1.375%, 06/23/33	GBP	12,600	16,763,294
NetApp, Inc.
	3.250%, 12/15/22		13	13,217
Netflix, Inc.
	4.875%, 04/15/28		3,040	3,482,685
	5.875%, 11/15/28		2,800	3,408,160
Ω	5.375%, 11/15/29		1,000	1,206,180
Newell Brands, Inc.
	4.875%, 06/01/25		6,500	7,119,710
NextEra Energy Capital Holdings, Inc.
	3.550%, 05/01/27		1,184	1,284,409
NextEra Energy Operating Partners LP
Ω	3.875%, 10/15/26		2,980	3,169,975
#Ω	4.500%, 09/15/27		4,700	5,028,060
NIKE, Inc.
	2.850%, 03/27/30		16,000	17,139,540
	3.250%, 03/27/40		3,000	3,299,567
Nordstrom, Inc.
#	4.000%, 03/15/27		1,500	1,541,250
#	4.375%, 04/01/30		2,300	2,340,158
Norfolk Southern Corp.
	2.900%, 06/15/26		526	556,690
NOV, Inc.
	3.600%, 12/01/29		5,000	5,259,075
Nucor Corp.
#	2.700%, 06/01/30		400	412,700
NuStar Logistics LP
	5.625%, 04/28/27		432	453,060
Nuveen Finance LLC
Ω	4.125%, 11/01/24		32	34,818
Omnicom Group, Inc.
	4.200%, 06/01/30		900	1,021,327
OneMain Finance Corp.
	6.875%, 03/15/25		3,500	3,906,875
	7.125%, 03/15/26		5,000	5,675,000

			Face Amount^	Value†
			(000)
UNITED STATES — (Continued)
	ONEOK, Inc.
	4.000%, 07/13/27		77	$84,267
	4.550%, 07/15/28		1,766	1,988,654
	4.350%, 03/15/29		3,073	3,427,071
	6.350%, 01/15/31		2,000	2,541,212
	Oracle Corp.
	2.500%, 10/15/22		22	22,402
	3.250%, 11/15/27		5,956	6,365,241
	3.800%, 11/15/37		2,000	2,145,867
	5.375%, 07/15/40		1,100	1,392,755
	O’Reilly Automotive, Inc.
	3.600%, 09/01/27		2,200	2,415,308
	Owens Corning
	3.875%, 06/01/30		583	639,415
	Parker-Hannifin Corp.
	3.300%, 11/21/24		71	75,229
	3.250%, 06/14/29		2,750	2,946,884
	Penske Truck Leasing Co. LP/PTL Finance Corp.
Ω	3.400%, 11/15/26		1,589	1,704,630
	PepsiCo, Inc.
	2.750%, 03/05/22		33	33,281
	0.875%, 07/18/28	EUR	1,500	1,791,686
	PerkinElmer, Inc.
	3.300%, 09/15/29		1,100	1,178,838
	Perrigo Finance Unlimited Co.
	4.375%, 03/15/26		2,500	2,668,966
	Pfizer, Inc.
#	1.700%, 05/28/30		6,200	6,080,453
	3.900%, 03/15/39		400	471,179
	Philip Morris International, Inc.
	3.250%, 11/10/24		68	72,325
	2.875%, 05/14/29	EUR	2,650	3,518,008
	3.375%, 08/15/29		2,000	2,189,529
	2.100%, 05/01/30		6,400	6,326,397
	0.800%, 08/01/31	EUR	3,200	3,569,765
	Phillips 66 Partners LP
	3.550%, 10/01/26		752	805,406
	3.750%, 03/01/28		700	764,643
	3.150%, 12/15/29		2,000	2,090,449
	Plains All American Pipeline LP/PAA Finance Corp.
	4.650%, 10/15/25		800	878,257
	3.800%, 09/15/30		5,000	5,282,485
	PNC Financial Services Group, Inc.
	3.300%, 03/08/22		9	9,070
	PPG Industries, Inc.
	1.400%, 03/13/27	EUR	1,800	2,200,724
	2.800%, 08/15/29		947	982,794
	2.550%, 06/15/30		6,000	6,140,123

DFA GLOBAL CORE PLUS FIXED INCOME PORTFOLIO

CONTINUED

			Face Amount^	Value†
			(000)
UNITED STATES — (Continued)
Principal Financial Group, Inc.
	3.125%, 05/15/23		52	$53,875
	3.100%, 11/15/26		53	56,442
Procter & Gamble Co.
	2.450%, 11/03/26		13	13,703
	4.875%, 05/11/27	EUR	1,000	1,455,536
	6.250%, 01/31/30	GBP	563	1,053,076
	3.000%, 03/25/30		2,300	2,500,327
	1.200%, 10/29/30		10,000	9,455,849
Progress Energy, Inc.
	7.750%, 03/01/31		1,130	1,577,389
	7.000%, 10/30/31		630	857,257
Prologis LP
	2.250%, 04/15/30		104	104,977
Public Service Enterprise Group, Inc.
	8.625%, 04/15/31		575	838,943
PulteGroup, Inc.
	5.500%, 03/01/26		759	870,535
#	5.000%, 01/15/27		2,763	3,171,565
QUALCOMM, Inc.
	1.650%, 05/20/32		1,848	1,747,659
Quest Diagnostics, Inc.
	3.500%, 03/30/25		4	4,265
	4.200%, 06/30/29		925	1,050,223
Radian Group, Inc.
	4.500%, 10/01/24		6,000	6,360,000
Ralph Lauren Corp.
	2.950%, 06/15/30		3,872	4,053,068
Rayonier LP
	2.750%, 05/17/31		1,530	1,518,804
Raytheon Technologies Corp.
#	2.250%, 07/01/30		800	803,010
Reinsurance Group of America, Inc.
	4.700%, 09/15/23		45	48,090
Rockwell Automation, Inc.
	2.875%, 03/01/25		67	70,569
Royalty Pharma PLC
	3.300%, 09/02/40		3,300	3,297,002
Seagate HDD Cayman
	4.125%, 01/15/31		4,000	4,061,920
Sealed Air Corp.
Ω	5.125%, 12/01/24		1,817	1,957,817
Ω	5.500%, 09/15/25		2,600	2,873,000
Ω	4.000%, 12/01/27		2,000	2,090,000
Sempra Energy
	4.050%, 12/01/23		49	51,889
	3.550%, 06/15/24		76	80,295
#	3.800%, 02/01/38		2,000	2,215,176
Sensata Technologies BV
Ω	5.000%, 10/01/25		5,859	6,418,066
Sensata Technologies, Inc.
Ω	4.375%, 02/15/30		2,000	2,110,769

			Face Amount^	Value†
			(000)
UNITED STATES — (Continued)
Sherwin-Williams Co.
	2.950%, 08/15/29		4,670	$4,945,428
Simon Property Group LP
#	2.650%, 07/15/30		7,264	7,414,287
Southern Power Co.
	1.850%, 06/20/26	EUR	1,200	1,482,634
Southwest Airlines Co.
	4.750%, 05/04/23		5,500	5,820,076
#	3.000%, 11/15/26		1,107	1,163,354
Southwest Gas Corp.
	2.200%, 06/15/30		900	880,358
Square, Inc.
#Ω	3.500%, 06/01/31		9,652	9,893,300
Steel Dynamics, Inc.
	3.250%, 01/15/31		1,100	1,167,370
Steelcase, Inc.
	5.125%, 01/18/29		4,342	4,942,907
Stellantis Finance US, Inc.
Ω	2.691%, 09/15/31		5,500	5,417,519
STORE Capital Corp.
#	4.625%, 03/15/29		1,000	1,126,504
#	2.750%, 11/18/30		1,300	1,300,496
Stryker Corp.
	3.375%, 05/15/24		6	6,336
	2.125%, 11/30/27	EUR	4,709	5,949,292
Tapestry, Inc.
#	4.250%, 04/01/25		1,000	1,081,313
Target Corp.
	2.500%, 04/15/26		31	32,742
Taylor Morrison Communities, Inc.
Ω	5.875%, 06/15/27		100	111,875
Ω	5.750%, 01/15/28		5,000	5,504,600
Teledyne FLIR LLC
	2.500%, 08/01/30		2,000	2,008,882
Textron, Inc.
	2.450%, 03/15/31		1,000	994,960
Thermo Fisher Scientific, Inc.
	1.450%, 03/16/27	EUR	1,000	1,218,764
	1.375%, 09/12/28	EUR	1,315	1,593,231
Toll Brothers Finance Corp.
#	4.875%, 03/15/27		1,800	2,000,250
	4.350%, 02/15/28		3,800	4,146,750
#	3.800%, 11/01/29		2,000	2,142,500
TRI Pointe Group, Inc./TRI Pointe Homes, Inc.
	5.875%, 06/15/24		3,700	4,098,675
Trimble, Inc.
	4.900%, 06/15/28		500	573,158
Trinity Industries, Inc.
	4.550%, 10/01/24		1,190	1,261,221
Twitter, Inc.
Ω	3.875%, 12/15/27		7,000	7,361,620
Under Armour, Inc.
	3.250%, 06/15/26		7,250	7,431,250

DFA GLOBAL CORE PLUS FIXED INCOME PORTFOLIO

CONTINUED

			Face Amount^	Value†
			(000)
UNITED STATES — (Continued)
	UnitedHealth Group, Inc.
	2.750%, 02/15/23		101	$103,398
	Unum Group
	3.875%, 11/05/25		23	24,546
	4.000%, 06/15/29		5,100	5,647,359
	Utah Acquisition Sub, Inc.
	3.950%, 06/15/26		2,173	2,363,422
	3.125%, 11/22/28	EUR	3,400	4,470,869
	Valero Energy Corp.
	3.400%, 09/15/26		1,046	1,118,255
	VeriSign, Inc.
	2.700%, 06/15/31		1,000	1,010,010
	Verizon Communications, Inc.
	1.375%, 10/27/26	EUR	1,500	1,822,243
#	4.329%, 09/21/28		200	228,301
	1.375%, 11/02/28	EUR	2,000	2,440,547
	4.016%, 12/03/29		183	205,086
	2.625%, 12/01/31	EUR	2,500	3,347,891
Ω	2.355%, 03/15/32		53	52,209
	VF Corp.
	2.950%, 04/23/30		701	734,222
	ViacomCBS, Inc.
	3.875%, 04/01/24		57	60,442
	7.875%, 07/30/30		2,013	2,818,196
	4.950%, 01/15/31		1,200	1,424,782
	4.200%, 05/19/32		2,000	2,276,357
	5.500%, 05/15/33		400	504,153
	Viatris, Inc.
	3.850%, 06/22/40		4,250	4,551,656
	Visa, Inc.
	2.050%, 04/15/30		5,500	5,579,062
	1.100%, 02/15/31		23,000	21,495,223
	4.150%, 12/14/35		4,700	5,650,322
	VMware, Inc.
	4.650%, 05/15/27		1,000	1,133,180
	3.900%, 08/21/27		5,021	5,506,689
	Vontier Corp.
Ω	2.950%, 04/01/31		1,100	1,086,360
	Vornado Realty LP
	3.400%, 06/01/31		4,650	4,770,981
	Walgreens Boots Alliance, Inc.
	3.450%, 06/01/26		1,064	1,140,515
	2.125%, 11/20/26	EUR	2,700	3,340,926
#	3.200%, 04/15/30		730	776,332
	Walmart, Inc.
	1.500%, 09/22/28		5,000	4,945,777
	4.875%, 09/21/29	EUR	1,166	1,805,010
	2.375%, 09/24/29		1,015	1,058,980
	5.750%, 12/19/30	GBP	3,919	7,282,014
	5.625%, 03/27/34	GBP	12,213	24,072,029
	5.250%, 09/28/35	GBP	10,972	21,522,658
	Walt Disney Co.
	3.800%, 03/22/30		1,896	2,136,008
#	2.650%, 01/13/31		1,000	1,039,170

			Face Amount^	Value†
			(000)
UNITED STATES — (Continued)
	WEC Energy Group, Inc.
	3.550%, 06/15/25		44	$47,140
	Wells Fargo & Co.
	3.500%, 03/08/22		18	18,201
	3.000%, 02/19/25		190	200,032
	3.000%, 04/22/26		32	33,869
	2.000%, 04/27/26	EUR	800	986,429
	1.375%, 10/26/26	EUR	500	601,313
	1.000%, 02/02/27	EUR	800	942,329
#	4.150%, 01/24/29		1,000	1,125,842
	2.500%, 05/02/29	GBP	750	1,059,464
	Welltower, Inc.
	3.100%, 01/15/30		1,000	1,051,283
	Western Digital Corp.
#	4.750%, 02/15/26		7,980	8,768,025
	Western Power Distribution South West PLC
	5.875%, 03/25/27	GBP	900	1,491,933
	2.375%, 05/16/29	GBP	1,300	1,839,428
	Westlake Chemical Corp.
	1.625%, 07/17/29	EUR	6,000	7,176,775
	3.375%, 06/15/30		1,100	1,176,192
	WestRock MWV LLC
	8.200%, 01/15/30		180	249,393
	Weyerhaeuser Co.
	7.375%, 03/15/32		900	1,276,982
	Whirlpool Corp.
	3.700%, 05/01/25		145	155,741
	4.750%, 02/26/29		1,000	1,161,992
	Whirlpool Finance Luxembourg Sarl
	1.250%, 11/02/26	EUR	1,200	1,443,786
	1.100%, 11/09/27	EUR	500	595,600
	Williams Cos., Inc.
	3.700%, 01/15/23		100	102,829
	4.000%, 09/15/25		136	147,816
	3.750%, 06/15/27		16	17,412
	Wisconsin Electric Power Co.
	3.100%, 06/01/25		37	39,094
	Wisconsin Power & Light Co.
	1.950%, 09/16/31		750	732,467
	WP Carey, Inc.
	2.450%, 02/01/32		1,900	1,877,823
	WRKCo, Inc.
	4.200%, 06/01/32		2,600	2,971,571
#	3.000%, 06/15/33		3,100	3,218,144
	Xerox Corp.
	4.070%, 03/17/22		13	13,137
#	3.800%, 05/15/24		2,050	2,129,437
	Xerox Holdings Corp.
Ω	5.000%, 08/15/25		5,000	5,193,750
#Ω	5.500%, 08/15/28		1,000	1,011,257
	Yum! Brands, Inc.
Ω	4.750%, 01/15/30		1,000	1,067,500

DFA GLOBAL CORE PLUS FIXED INCOME PORTFOLIO

CONTINUED

		Face Amount^	Value†
		(000)
UNITED STATES — (Continued)
ZF North America Capital, Inc.
Ω	4.750%, 04/29/25	3,010	$3,239,512
Zoetis, Inc.
	3.000%, 09/12/27	62	66,189

TOTAL UNITED STATES			1,610,570,950

TOTAL BONDS			3,042,980,524

TOTAL INVESTMENT SECURITIES (Cost $3,316,744,957)			3,358,356,738

		Shares	Value†
SECURITIES LENDING COLLATERAL — (2.8%)
@§	The DFA Short Term Investment Fund	8,240,177	$95,338,852

TOTAL INVESTMENTS — (100.0%) (Cost $3,412,082,362)			$3,453,695,590

As of October 31, 2021, DFA Global Core Plus Fixed Income Portfolio had entered into the following forward currency contracts and the net unrealized forward currency gain (loss) is reflected in the accompanying financial statements:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Foreign Exchange Appreciation (Depreciation)
SGD	292,685	USD	214,811	Citibank NA	11/02/21	$2,234
USD	21,648,825	SGD	29,085,391	HSBC Bank	11/02/21	80,126
SGD	350,703	USD	259,112	State Street Bank and Trust	11/02/21	957
USD	4,562,448	GBP	3,308,630	Goldman Sachs International	11/03/21	34,414
AUD	2,895,369	USD	2,161,193	Goldman Sachs International	11/04/21	16,869
NOK	1,902,444	USD	219,382	Citibank NA	11/08/21	5,810
NZD	519,169	USD	371,478	Goldman Sachs International	11/17/21	485
USD	20,866,371	SGD	28,091,081	HSBC Bank	11/30/21	37,570
USD	127,893,730	GBP	92,755,525	Royal Bank of Canada	12/31/21	913,685
USD	9,678,289	GBP	7,020,283	State Street Bank and Trust	12/31/21	67,693
USD	37,419,768	EUR	32,299,051	State Street Bank and Trust	01/06/22	16,326
USD	2,227,158	GBP	1,618,113	Goldman Sachs International	01/07/22	11,943
USD	5,547,004	EUR	4,738,057	BNY Mellon	01/12/22	59,499
USD	69,454,780	EUR	59,939,690	HSBC Bank	01/12/22	34,053
USD	75,419,319	EUR	64,872,927	State Street Bank and Trust	01/13/22	283,509
USD	103,876,832	JPY	11,768,046,307	State Street Bank and Trust	01/13/22	526,910
USD	3,633,585	CAD	4,484,180	Goldman Sachs International	01/18/22	9,781
USD	1,026,803	CAD	1,268,101	Royal Bank of Canada	01/18/22	2,012
USD	75,505,819	EUR	64,625,906	State Street Bank and Trust	01/19/22	646,998
USD	74,687,790	EUR	64,072,117	HSBC Bank	01/20/22	468,940
USD	1,555,442	GBP	1,130,927	State Street Bank and Trust	01/27/22	7,335

Total Appreciation						$3,227,149
SGD	286,599	USD	212,746	Citibank NA	11/02/21	$(214)
SGD	28,155,404	USD	20,916,746	HSBC Bank	11/02/21	(37,692)
GBP	3,253,426	USD	4,458,740	Societe Generale	11/03/21	(6,256)
USD	128,220,054	GBP	93,995,819	State Street Bank and Trust	11/03/21	(418,138)
USD	83,026,132	AUD	114,789,802	Societe Generale	11/04/21	(3,325,336)
USD	8,383,817	NOK	72,198,033	HSBC Bank	11/08/21	(162,280)
NOK	70,295,589	USD	8,418,556	State Street Bank and Trust	11/08/21	(97,653)
USD	109,538,304	CAD	138,690,959	State Street Bank and Trust	11/10/21	(2,525,383)
USD	2,000,282	NZD	2,833,433	Australia & New Zealand Banking Group Ltd.	11/17/21	(29,758)
USD	1,690,539	AUD	2,323,053	Goldman Sachs International	12/23/21	(57,323)

DFA GLOBAL CORE PLUS FIXED INCOME PORTFOLIO

CONTINUED

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Foreign Exchange Appreciation (Depreciation)
USD	1,252,619	AUD	1,667,113	State Street Bank and Trust	12/23/21	$(1,715)
USD	115,422,929	CAD	145,333,511	Royal Bank of Canada	01/04/22	(2,031,106)
USD	79,079,647	EUR	68,363,900	State Street Bank and Trust	01/06/22	(88,164)
USD	126,398,006	GBP	92,746,069	HSBC Bank	01/07/22	(572,425)
NZD	475,797	USD	342,201	Goldman Sachs International	01/12/22	(1,648)
USD	17,318,679	NZD	24,965,049	Morgan Stanley and Co. International	01/12/22	(550,136)
USD	107,807,260	CAD	133,618,291	HSBC Bank	01/18/22	(173,792)
USD	83,111,773	AUD	112,444,950	Morgan Stanley and Co. International	01/18/22	(1,495,210)

Total (Depreciation)						$(11,574,229)

Total Appreciation (Depreciation)						$(8,347,080)

Summary of the Portfolio’s investments as of October 31, 2021, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Agency Obligations	—	$315,376,214	—	$315,376,214
Bonds
Australia	—	224,685,663	—	224,685,663
Belgium	—	9,770,420	—	9,770,420
Canada	—	431,157,550	—	431,157,550
Denmark	—	5,517,521	—	5,517,521
Finland	—	17,828,578	—	17,828,578
France	—	97,689,872	—	97,689,872
Germany	—	58,710,853	—	58,710,853
Italy	—	27,919,090	—	27,919,090
Japan	—	51,902,542	—	51,902,542
Netherlands	—	111,384,814	—	111,384,814
New Zealand	—	29,833,005	—	29,833,005
Norway	—	52,061,218	—	52,061,218
Singapore	—	20,582,870	—	20,582,870
Spain	—	16,336,367	—	16,336,367
Supranational Organization Obligations	—	98,495,716	—	98,495,716
Sweden	—	127,468	—	127,468
Switzerland	—	13,507,175	—	13,507,175
United Kingdom	—	164,898,852	—	164,898,852
United States	—	1,610,570,950	—	1,610,570,950
Securities Lending Collateral	—	95,338,852	—	95,338,852
Forward Currency Contracts**	—	(8,347,080)	—	(8,347,080)

TOTAL	—	$3,445,348,510	—	$3,445,348,510

**	Valued at the unrealized appreciation/(depreciation) on the investment.

See accompanying Notes to Financial Statements.

DFA INVESTMENT GRADE PORTFOLIO

SCHEDULE OF INVESTMENTS

October 31, 2021

	Face Amount^
	(000)	Value†
AGENCY OBLIGATIONS — (14.4%)
Federal Farm Credit Banks Funding Corp.
2.630%, 08/03/26	5,760	$6,150,412
Federal Home Loan Bank
2.750%, 12/13/24	47,645	50,473,231
3.125%, 09/12/25	10,000	10,786,695
5.750%, 06/12/26	11,775	14,172,812
2.500%, 12/10/27	4,000	4,250,775
3.000%, 03/10/28	30,815	33,667,177
3.250%, 06/09/28	109,035	121,269,267
# 3.250%, 11/16/28	91,250	102,081,061
2.125%, 09/14/29	10,000	10,402,654
2.125%, 12/14/29	23,735	24,729,778
5.500%, 07/15/36	22,355	32,555,935
Federal Home Loan Mortgage Corp.
# 6.750%, 09/15/29	76,476	105,615,295
6.750%, 03/15/31	100,575	144,988,046
# 6.250%, 07/15/32	105,446	151,931,962
Federal National Mortgage Association
# 2.125%, 04/24/26	86,970	90,827,769
# 1.875%, 09/24/26	168,929	174,481,522
# 0.750%, 10/08/27	73,250	70,628,756
6.250%, 05/15/29	102,508	136,885,754
7.125%, 01/15/30	72,196	103,065,867
# 7.250%, 05/15/30	72,729	105,272,161
# 0.875%, 08/05/30	239,600	224,995,640
6.625%, 11/15/30	103,212	146,126,946
Tennessee Valley Authority
2.875%, 02/01/27	31,804	34,186,382
# 7.125%, 05/01/30	70,383	101,391,103
# 1.500%, 09/15/31	10,000	9,843,374
4.650%, 06/15/35	5,000	6,422,277

TOTAL AGENCY OBLIGATIONS		2,017,202,651

BONDS — (49.2%)
AUSTRALIA — (2.1%)
Australia & New Zealand Banking Group Ltd.
3.700%, 11/16/25	6,110	6,691,615
Commonwealth Bank of Australia
#Ω 3.150%, 09/19/27	890	961,087
#Ω 1.875%, 09/15/31	18,000	17,524,928
Glencore Funding LLC
Ω 2.500%, 09/01/30	5,000	4,890,724
Ω 2.850%, 04/27/31	8,000	8,010,389
Macquarie Bank Ltd.
Ω 3.900%, 01/15/26	24,711	27,056,102

	Face Amount^
	(000)	Value†
AUSTRALIA — (Continued)
National Australia Bank Ltd.
2.500%, 05/22/22	1,000	$1,012,505
3.375%, 01/14/26	3,000	3,245,960
Ω 3.500%, 01/10/27	15,999	17,446,798
Westpac Banking Corp.
# 2.500%, 06/28/22	3,538	3,589,755
3.350%, 03/08/27	37,267	40,362,283
# 2.650%, 01/16/30	8,160	8,604,614
# 2.150%, 06/03/31	148,847	148,474,985

TOTAL AUSTRALIA		287,871,745

BELGIUM — (0.1%)
Anheuser-Busch InBev Worldwide, Inc.
# 4.000%, 04/13/28	14,000	15,744,871
# 4.900%, 01/23/31	2,000	2,426,371
Solvay Finance America LLC
Ω 4.450%, 12/03/25	865	950,215

TOTAL BELGIUM		19,121,457

CANADA — (1.4%)
Alimentation Couche-Tard, Inc.
Ω 3.550%, 07/26/27	2,780	3,011,177
Ω 3.439%, 05/13/41	6,400	6,605,738
Brookfield Finance, Inc.
4.350%, 04/15/30	5,500	6,273,272
Canadian Natural Resources Ltd.
3.850%, 06/01/27	3,898	4,225,766
2.950%, 07/15/30	12,722	13,111,122
5.850%, 02/01/35	3,000	3,773,534
6.250%, 03/15/38	6,000	8,023,366
Canadian Pacific Railway Co.
# 3.700%, 02/01/26	4,880	5,262,918
Emera US Finance LP
#Ω 2.639%, 06/15/31	3,000	2,983,980
Enbridge, Inc.
3.500%, 06/10/24	1,280	1,352,519
3.700%, 07/15/27	275	300,185
ITC Holdings Corp.
3.650%, 06/15/24	9,714	10,277,974
Nutrien Ltd.
3.625%, 03/15/24	3,460	3,654,507
3.000%, 04/01/25	3,460	3,632,744
Ontario Teachers’ Finance Trust
Ω 2.000%, 04/16/31	44,200	44,481,747
Province of Alberta Canada
1.300%, 07/22/30	10,000	9,532,307
Province of Ontario Canada
1.125%, 10/07/30	21,000	19,827,761

DFA INVESTMENT GRADE PORTFOLIO

CONTINUED

	Face Amount^
	(000)	Value†
CANADA — (Continued)
1.600%, 02/25/31	10,000	$9,818,395
Spectra Energy Partners LP
4.750%, 03/15/24	1,915	2,062,971
Thomson Reuters Corp.
4.300%, 11/23/23	5,120	5,446,148
Toronto-Dominion Bank
# 2.000%, 09/10/31	7,000	6,893,453
TransCanada PipeLines Ltd.
# 4.875%, 01/15/26	4,060	4,597,808
4.250%, 05/15/28	1,300	1,467,014
4.625%, 03/01/34	17,266	20,261,175

TOTAL CANADA		196,877,581

DENMARK — (0.0%)
Danske Bank AS
Ω 4.375%, 06/12/28	2,000	2,222,955

FRANCE — (0.7%)
Airbus SE
Ω 3.150%, 04/10/27	7,500	8,019,589
BNP Paribas SA
Ω 3.500%, 11/16/27	500	535,923
Ω 4.400%, 08/14/28	2,600	2,943,308
BPCE SA
4.000%, 04/15/24	10,414	11,174,146
Credit Agricole SA
# 3.875%, 04/15/24	8,591	9,190,606
Electricite de France SA
#Ω 3.625%, 10/13/25	6,638	7,164,872
Pernod Ricard SA
Ω 3.250%, 06/08/26	14,827	15,924,553
Sanofi
3.625%, 06/19/28	20,000	22,601,707
Societe Generale SA
Ω 3.000%, 01/22/30	5,000	5,154,512
Total Capital International SA
3.750%, 04/10/24	9,600	10,282,712
TotalEnergies Capital International SA
2.829%, 01/10/30	5,000	5,314,429

TOTAL FRANCE		98,306,357

GERMANY — (0.9%)
Bayer U.S. Finance II LLC
Ω 5.500%, 08/15/25	2,240	2,487,385
Ω 4.375%, 12/15/28	14,000	15,759,637
Bayer U.S. Finance LLC
Ω 3.375%, 10/08/24	9,544	10,084,884
BMW U.S. Capital LLC
Ω 2.800%, 04/11/26	21,530	22,711,548
Ω 3.300%, 04/06/27	6,742	7,284,525
Ω 4.150%, 04/09/30	1,330	1,526,855

	Face Amount^
	(000)	Value†
GERMANY — (Continued)
Daimler Finance North America LLC
8.500%, 01/18/31	28,596	$43,094,691
Fresenius Medical Care U.S. Finance III, Inc.
Ω 2.375%, 02/16/31	16,000	15,441,095

TOTAL GERMANY		118,390,620

IRELAND — (0.0%)
CRH America Finance, Inc.
Ω 3.950%, 04/04/28	1,520	1,692,240

ITALY — (0.1%)
Enel Finance International NV
Ω 3.500%, 04/06/28	2,800	3,037,132
Intesa Sanpaolo SpA
Ω 4.000%, 09/23/29	15,800	17,092,222

TOTAL ITALY		20,129,354

JAPAN — (1.4%)
7-Eleven, Inc.
Ω 1.800%, 02/10/31	8,000	7,590,301
American Honda Finance Corp.
2.300%, 09/09/26	16,110	16,710,390
Beam Suntory, Inc.
3.250%, 06/15/23	764	789,313
Mitsubishi UFJ Financial Group, Inc.
3.850%, 03/01/26	1,195	1,303,741
3.677%, 02/22/27	4,465	4,869,958
3.741%, 03/07/29	3,500	3,868,674
3.195%, 07/18/29	2,777	2,942,574
Mizuho Financial Group, Inc.
2.839%, 09/13/26	11,800	12,396,025
MUFG Bank Ltd.
3.250%, 09/08/24	3,237	3,431,126
Nomura Holdings, Inc.
3.103%, 01/16/30	10,062	10,404,053
2.679%, 07/16/30	3,600	3,612,651
2.608%, 07/14/31	10,000	9,877,402
ORIX Corp.
# 2.250%, 03/09/31	10,000	9,966,772
StanCorp Financial Group, Inc.
5.000%, 08/15/22	3,200	3,307,911
Sumitomo Mitsui Banking Corp.
# 3.950%, 07/19/23	5,931	6,278,786

DFA INVESTMENT GRADE PORTFOLIO

CONTINUED

	Face Amount^
	(000)	Value†
JAPAN — (Continued)
Sumitomo Mitsui Financial Group, Inc.
# 3.784%, 03/09/26	5,242	$5,709,127
3.040%, 07/16/29	18,167	19,049,520
2.130%, 07/08/30	12,200	11,971,690
2.296%, 01/12/41	7,700	7,098,256
Toyota Motor Credit Corp.
2.625%, 01/10/23	2,999	3,075,574
# 3.200%, 01/11/27	24,036	26,012,667
3.050%, 01/11/28	11,550	12,440,309
# 3.650%, 01/08/29	11,108	12,452,104

TOTAL JAPAN		195,158,924

NETHERLANDS — (1.1%)
Ahold Finance USA LLC
6.875%, 05/01/29	704	925,327
Cooperatieve Rabobank UA
3.875%, 02/08/22	4,090	4,128,498
3.375%, 05/21/25	17,522	18,851,230
Heineken NV
Ω 2.750%, 04/01/23	2,219	2,280,320
ING Groep NV
3.950%, 03/29/27	4,000	4,400,061
4.050%, 04/09/29	4,000	4,511,557
Shell International Finance BV
3.250%, 05/11/25	31,117	33,278,798
2.875%, 05/10/26	29,810	31,782,269
# 2.500%, 09/12/26	11,039	11,604,525
3.875%, 11/13/28	4,000	4,515,936
2.750%, 04/06/30	25,000	26,342,514
# 4.125%, 05/11/35	9,350	11,043,595

TOTAL NETHERLANDS		153,664,630

NORWAY — (0.1%)
Equinor ASA
2.450%, 01/17/23	3,586	3,668,295
2.650%, 01/15/24	6,950	7,227,311
1.750%, 01/22/26	3,000	3,042,502

TOTAL NORWAY		13,938,108

SPAIN — (0.5%)
Banco Santander SA
3.800%, 02/23/28	7,000	7,655,444
3.490%, 05/28/30	4,000	4,247,331
Santander Holdings USA, Inc.
# 4.500%, 07/17/25	17,590	19,257,791
4.400%, 07/13/27	2,000	2,225,058
Santander UK PLC
4.000%, 03/13/24	8,788	9,423,704

	Face Amount^
	(000)	Value†
SPAIN — (Continued)
Telefonica Europe BV
8.250%, 09/15/30	16,567	$23,465,729

TOTAL SPAIN		66,275,057

SUPRANATIONAL ORGANIZATION OBLIGATIONS — (0.0%)
Inter-American Development Bank
6.750%, 07/15/27	1,942	2,460,178

SWITZERLAND — (1.1%)
ABB Finance USA, Inc.
2.875%, 05/08/22	3,884	3,933,889
Credit Suisse AG
3.625%, 09/09/24	11,475	12,267,141
Nestle Holdings, Inc.
#Ω 1.250%, 09/15/30	62,780	59,491,943
Novartis Capital Corp.
# 3.100%, 05/17/27	7,083	7,642,186
2.200%, 08/14/30	44,400	45,329,593
Roche Holdings, Inc.
Ω 2.625%, 05/15/26	1,000	1,054,813
UBS Group AG
Ω 4.125%, 09/24/25	20,990	22,933,456

TOTAL SWITZERLAND		152,653,021

UNITED KINGDOM — (1.7%)
AstraZeneca PLC
3.375%, 11/16/25	8,259	8,938,931
Barclays PLC
3.650%, 03/16/25	14,330	15,268,787
4.375%, 01/12/26	9,970	10,980,632
BAT Capital Corp.
4.906%, 04/02/30	21,000	23,795,043
BP Capital Markets America, Inc.
3.017%, 01/16/27	3,773	4,005,873
BP Capital Markets PLC
# 3.535%, 11/04/24	1,340	1,436,048
3.017%, 01/16/27	1,700	1,799,339
3.279%, 09/19/27	11,000	11,898,161
British Telecommunications PLC
# 5.125%, 12/04/28	7,200	8,283,600
Ω 3.250%, 11/08/29	3,000	3,105,787
Diageo Capital PLC
2.375%, 10/24/29	1,350	1,382,742
2.125%, 04/29/32	14,300	14,181,443
GlaxoSmithKline Capital, Inc.
3.875%, 05/15/28	2,700	3,050,236
HSBC Holdings PLC
4.300%, 03/08/26	13,770	15,164,859
3.900%, 05/25/26	12,666	13,761,784
4.950%, 03/31/30	13,500	15,893,579
HSBC USA, Inc.
3.500%, 06/23/24	7,593	8,094,821

DFA INVESTMENT GRADE PORTFOLIO

CONTINUED

	Face Amount^
	(000)	Value†
UNITED KINGDOM — (Continued)
Janus Capital Group, Inc.
4.875%, 08/01/25	9,046	$10,009,292
Lloyds Banking Group PLC
3.750%, 01/11/27	10,250	11,129,744
4.375%, 03/22/28	9,000	10,150,261
Mead Johnson Nutrition Co.
# 4.125%, 11/15/25	5,931	6,530,800
Nationwide Building Society
Ω 3.900%, 07/21/25	4,600	5,010,597
Natwest Group PLC
4.800%, 04/05/26	4,800	5,381,736
Prudential PLC
3.125%, 04/14/30	1,500	1,607,190
RELX Capital, Inc.
3.000%, 05/22/30	900	950,060
Royalty Pharma PLC
2.200%, 09/02/30	5,000	4,838,767
Standard Chartered PLC
Ω 4.050%, 04/12/26	4,380	4,751,748
Vodafone Group PLC
7.875%, 02/15/30	7,107	9,998,484
5.000%, 05/30/38	1,400	1,738,838

TOTAL UNITED KINGDOM		233,139,182

UNITED STATES — (38.0%)
3M Co.
2.875%, 10/15/27	13,290	14,191,058
7-Eleven, Inc.
#Ω 2.500%, 02/10/41	9,300	8,647,710
Abbott Laboratories
# 2.950%, 03/15/25	7,469	7,901,292
AbbVie, Inc.
# 3.250%, 10/01/22	3,562	3,624,152
3.600%, 05/14/25	5,200	5,575,279
4.250%, 11/14/28	25,500	28,965,184
Activision Blizzard, Inc.
3.400%, 06/15/27	6,308	6,832,712
1.350%, 09/15/30	8,000	7,375,430
Aetna, Inc.
2.750%, 11/15/22	3,570	3,631,542
3.500%, 11/15/24	5,359	5,717,458
6.750%, 12/15/37	1,900	2,783,431
Affiliated Managers Group, Inc.
3.500%, 08/01/25	3,410	3,652,614
3.300%, 06/15/30	20,900	22,272,579
Aflac, Inc.
3.600%, 04/01/30	2,000	2,220,792
Alabama Power Co.
# 2.800%, 04/01/25	2,560	2,675,255
Albemarle Corp.
4.150%, 12/01/24	7,365	7,968,837
Allegion PLC
3.500%, 10/01/29	10,000	10,767,990

	Face Amount^
	(000)	Value†
UNITED STATES — (Continued)
Allstate Corp.
5.350%, 06/01/33	7,500	$9,487,886
Ally Financial, Inc.
8.000%, 11/01/31	3,200	4,581,836
Alphabet, Inc.
# 1.998%, 08/15/26	12,785	13,193,540
# 1.100%, 08/15/30	29,629	27,786,924
Altria Group, Inc.
4.800%, 02/14/29	460	524,005
# 3.400%, 05/06/30	10,500	10,993,658
2.450%, 02/04/32	5,300	5,029,533
3.400%, 02/04/41	5,000	4,668,551
Amazon.com, Inc.
1.200%, 06/03/27	5,000	4,917,935
3.150%, 08/22/27	9,200	9,963,642
# 1.500%, 06/03/30	50,080	48,463,534
2.100%, 05/12/31	79,900	80,553,659
4.800%, 12/05/34	5,500	6,989,228
Amcor Flexibles North America, Inc.
2.630%, 06/19/30	2,500	2,534,892
Ameren Corp.
3.650%, 02/15/26	10,631	11,456,094
American Express Credit Corp.
3.300%, 05/03/27	16,929	18,447,862
American International Group, Inc.
4.125%, 02/15/24	10,069	10,780,885
3.750%, 07/10/25	3,247	3,501,305
4.200%, 04/01/28	2,100	2,374,697
4.700%, 07/10/35	5,000	6,011,353
American Tower Corp.
2.300%, 09/15/31	3,500	3,420,558
American Water Capital Corp.
3.850%, 03/01/24	2,115	2,244,389
# 2.950%, 09/01/27	584	620,372
AmerisourceBergen Corp.
3.400%, 05/15/24	1,223	1,294,675
3.450%, 12/15/27	3,000	3,239,446
2.800%, 05/15/30	29,884	30,842,288
Amgen, Inc.
# 3.625%, 05/22/24	6,399	6,796,945
# 2.600%, 08/19/26	10,375	10,838,788
2.300%, 02/25/31	5,000	4,973,646
2.000%, 01/15/32	10,000	9,602,259
2.800%, 08/15/41	9,750	9,468,279
Analog Devices, Inc.
3.500%, 12/05/26	11,977	13,107,547
Anheuser-Busch InBev Worldwide, Inc.
5.875%, 06/15/35	2,846	3,718,670
Anthem, Inc.
3.125%, 05/15/22	1,277	1,295,574
# 3.500%, 08/15/24	4,986	5,299,283

DFA INVESTMENT GRADE PORTFOLIO

CONTINUED

	Face Amount^
	(000)	Value†
UNITED STATES — (Continued)
4.101%, 03/01/28	16,600	$18,686,053
5.950%, 12/15/34	1,300	1,767,398
Aon Corp.
4.500%, 12/15/28	2,300	2,660,026
3.750%, 05/02/29	1,500	1,663,867
2.800%, 05/15/30	5,000	5,181,481
Aon PLC
4.000%, 11/27/23	4,000	4,228,140
3.500%, 06/14/24	9,147	9,696,266
Apple, Inc.
2.450%, 08/04/26	17,090	17,900,318
# 3.350%, 02/09/27	33,607	36,601,804
3.000%, 06/20/27	11,436	12,340,758
2.900%, 09/12/27	4,400	4,702,056
3.000%, 11/13/27	26,919	28,946,809
2.200%, 09/11/29	2,000	2,045,240
1.650%, 05/11/30	18,500	17,974,535
# 1.250%, 08/20/30	5,000	4,720,722
# 1.650%, 02/08/31	103,000	99,763,045
# 1.700%, 08/05/31	9,500	9,215,228
4.500%, 02/23/36	2,000	2,499,592
Applied Materials, Inc.
3.300%, 04/01/27	16,750	18,173,348
Ares Capital Corp.
3.200%, 11/15/31	13,500	13,453,400
Arizona Public Service Co.
3.150%, 05/15/25	9,580	10,129,667
2.200%, 12/15/31	4,000	3,916,560
Arrow Electronics, Inc.
3.875%, 01/12/28	12,338	13,330,702
Assured Guaranty U.S. Holdings, Inc.
3.150%, 06/15/31	5,000	5,305,419
AT&T, Inc.
2.750%, 06/01/31	1,000	1,017,230
2.550%, 12/01/33	10,034	9,744,701
3.500%, 06/01/41	2,000	2,063,180
Atmos Energy Corp.
# 1.500%, 01/15/31	750	703,331
Autodesk, Inc.
4.375%, 06/15/25	3,015	3,305,317
# 3.500%, 06/15/27	12,009	13,033,133
Automatic Data Processing, Inc.
3.375%, 09/15/25	9,764	10,528,379
# 1.250%, 09/01/30	20,957	19,784,047
AutoNation, Inc.
2.400%, 08/01/31	7,150	6,932,109
AutoZone, Inc.
2.875%, 01/15/23	11,113	11,346,834
3.250%, 04/15/25	5,203	5,512,301
3.125%, 04/21/26	988	1,051,655
Avnet, Inc.
4.625%, 04/15/26	5,560	6,140,498
3.000%, 05/15/31	7,500	7,467,476

	Face Amount^
	(000)	Value†
UNITED STATES — (Continued)
AXIS Specialty Finance PLC
4.000%, 12/06/27	20,320	$22,449,336
Baker Hughes a GE Co. LLC/Baker Hughes Co-Obligor, Inc.
3.337%, 12/15/27	1,900	2,049,550
Bank of America Corp.
4.000%, 04/01/24	3,120	3,347,702
Bank of America Corp., Floating Rate Note, 3M USD LIBOR + 1.040%, FRN
(r) 3.419%, 12/20/28	3,285	3,512,451
Bank of New York Mellon Corp.
3.650%, 02/04/24	5,524	5,860,933
1.600%, 04/24/25	15,050	15,267,533
2.800%, 05/04/26	2,088	2,208,640
Barrick North America Finance LLC
5.700%, 05/30/41	4,500	6,147,295
Baxter International, Inc.
# 2.600%, 08/15/26	3,951	4,128,708
Berkshire Hathaway Finance Corp.
1.850%, 03/12/30	41,000	40,552,257
1.450%, 10/15/30	95,147	91,067,036
Berkshire Hathaway, Inc.
3.125%, 03/15/26	24,128	25,967,913
Best Buy Co., Inc.
4.450%, 10/01/28	19,493	22,258,725
Biogen, Inc.
4.050%, 09/15/25	6,950	7,604,402
# 2.250%, 05/01/30	20,320	20,050,443
Black Hills Corp.
2.500%, 06/15/30	2,850	2,860,158
4.350%, 05/01/33	1,750	2,002,355
BlackRock, Inc.
# 3.200%, 03/15/27	14,563	15,792,263
3.250%, 04/30/29	6,942	7,600,938
2.400%, 04/30/30	36,500	37,673,034
1.900%, 01/28/31	81,317	80,425,261
Boeing Co.
2.500%, 03/01/25	6,399	6,516,269
2.600%, 10/30/25	2,568	2,629,672
3.200%, 03/01/29	5,000	5,178,054
2.950%, 02/01/30	5,000	5,056,960
3.250%, 02/01/35	2,463	2,468,094
# 3.550%, 03/01/38	2,150	2,187,145
Booking Holdings, Inc.
# 3.600%, 06/01/26	4,494	4,889,259
4.625%, 04/13/30	7,210	8,502,015
Boston Properties LP
3.250%, 01/30/31	2,300	2,412,902

DFA INVESTMENT GRADE PORTFOLIO

CONTINUED

	Face Amount^
	(000)	Value†
UNITED STATES — (Continued)
Boston Scientific Corp.
4.550%, 03/01/39	400	$484,226
BP Capital Markets America, Inc.
3.119%, 05/04/26	8,415	9,000,509
4.234%, 11/06/28	1,267	1,445,050
3.060%, 06/17/41	8,000	8,077,507
Broadcom, Inc.
# 4.300%, 11/15/32	31,000	34,517,592
Ω 3.469%, 04/15/34	5,000	5,158,399
#Ω 3.137%, 11/15/35	17,502	17,201,249
Ω 3.500%, 02/15/41	3,150	3,124,799
Brown & Brown, Inc.
4.200%, 09/15/24	4,660	5,030,385
2.375%, 03/15/31	3,000	2,962,477
Bunge Ltd Finance Corp.
# 3.750%, 09/25/27	15,000	16,396,539
Burlington Northern Santa Fe LLC
7.000%, 12/15/25	858	1,047,768
Camden Property Trust
2.800%, 05/15/30	1,500	1,573,665
Campbell Soup Co.
3.300%, 03/19/25	3,045	3,228,184
4.150%, 03/15/28	5,628	6,306,005
Capital One Financial Corp.
3.750%, 04/24/24	4,607	4,898,680
3.200%, 02/05/25	2,700	2,856,301
# 3.750%, 03/09/27	14,165	15,447,791
# 3.800%, 01/31/28	5,600	6,177,275
Cardinal Health, Inc.
# 3.410%, 06/15/27	17,718	19,113,292
Cargill, Inc.
Ω 2.125%, 04/23/30	6,060	6,076,550
Carrier Global Corp.
# 2.700%, 02/15/31	2,500	2,552,119
CenterPoint Energy Resources Corp.
4.000%, 04/01/28	4,800	5,330,842
Charles Schwab Corp.
3.000%, 03/10/25	12,777	13,460,493
3.625%, 04/01/25	7,358	7,892,066
Chevron Corp.
1.554%, 05/11/25	10,000	10,148,076
1.995%, 05/11/27	2,300	2,343,876
2.236%, 05/11/30	38,971	39,816,078
Chevron USA, Inc.
3.250%, 10/15/29	17,685	19,344,803
Choice Hotels International, Inc.
3.700%, 12/01/29	2,750	2,929,850
Chubb INA Holdings, Inc.
# 3.350%, 05/15/24	5,120	5,442,649
Cigna Corp.
3.500%, 06/15/24	1,792	1,898,082

	Face Amount^
	(000)	Value†
UNITED STATES — (Continued)
3.400%, 03/01/27	14,920	$16,054,239
# 4.375%, 10/15/28	2,500	2,865,883
# 2.400%, 03/15/30	2,700	2,727,365
3.200%, 03/15/40	1,600	1,649,046
Cincinnati Financial Corp.
6.920%, 05/15/28	4,000	5,166,264
Clorox Co.
3.100%, 10/01/27	5,077	5,414,963
3.900%, 05/15/28	16,112	18,134,427
CME Group, Inc.
3.000%, 03/15/25	2,833	2,989,155
CMS Energy Corp.
3.600%, 11/15/25	3,163	3,391,482
3.000%, 05/15/26	4,942	5,224,396
CNA Financial Corp.
# 4.500%, 03/01/26	21,057	23,521,699
3.900%, 05/01/29	2,450	2,712,382
Coca-Cola Co.
2.900%, 05/25/27	8,535	9,155,479
Comcast Corp.
3.150%, 03/01/26	9,198	9,857,947
3.150%, 02/15/28	5,000	5,387,177
4.250%, 10/15/30	10,000	11,536,372
4.250%, 01/15/33	22,000	25,754,896
7.050%, 03/15/33	2,200	3,163,667
Comerica, Inc.
# 4.000%, 02/01/29	6,000	6,814,395
Conagra Brands, Inc.
4.850%, 11/01/28	970	1,131,139
ConocoPhillips Co.
# 4.950%, 03/15/26	7,112	8,087,402
Consolidated Edison Co. of New York, Inc.
3.300%, 12/01/24	1,280	1,356,345
5.300%, 03/01/35	400	500,218
Constellation Brands, Inc.
# 3.600%, 02/15/28	10,825	11,856,955
3.150%, 08/01/29	7,000	7,436,015
Costco Wholesale Corp.
# 3.000%, 05/18/27	19,300	20,910,658
1.375%, 06/20/27	1,700	1,687,784
1.600%, 04/20/30	87,012	84,734,991
1.750%, 04/20/32	93,900	91,518,087
Cox Communications, Inc.
Ω 3.850%, 02/01/25	6,790	7,279,656
Ω 3.500%, 08/15/27	1,200	1,298,757
CVS Health Corp.
# 3.375%, 08/12/24	11,857	12,546,757
3.875%, 07/20/25	13,408	14,553,882
3.250%, 08/15/29	4,000	4,275,494
Danaher Corp.
# 3.350%, 09/15/25	1,483	1,597,301
Dentsply Sirona, Inc.
3.250%, 06/01/30	5,500	5,828,950

DFA INVESTMENT GRADE PORTFOLIO

CONTINUED

	Face Amount^
	(000)	Value†
UNITED STATES — (Continued)
Discover Bank
4.650%, 09/13/28	2,800	$3,223,369
Discovery Communications LLC
# 3.900%, 11/15/24	5,376	5,763,168
3.450%, 03/15/25	5,671	6,020,395
# 3.625%, 05/15/30	5,000	5,379,265
Dollar General Corp.
3.250%, 04/15/23	4,983	5,138,210
Dollar Tree, Inc.
4.200%, 05/15/28	21,641	24,362,986
Dominion Energy, Inc.
# 3.900%, 10/01/25	10,013	10,889,939
DTE Energy Co.
2.850%, 10/01/26	1,000	1,048,127
Duke Energy Corp.
3.750%, 04/15/24	5,205	5,515,384
3.300%, 06/15/41	6,000	6,137,641
E*TRADE Financial Corp.
4.500%, 06/20/28	8,496	9,672,205
Eagle Materials, Inc.
2.500%, 07/01/31	3,000	2,968,998
Eastman Chemical Co.
3.800%, 03/15/25	9,527	10,233,056
Eaton Corp.
4.000%, 11/02/32	13,775	15,890,706
Eaton Vance Corp.
3.500%, 04/06/27	10,462	11,305,761
eBay, Inc.
3.600%, 06/05/27	13,375	14,600,461
Ecolab, Inc.
2.700%, 11/01/26	2,959	3,127,568
EI du Pont de Nemours & Co.
2.300%, 07/15/30	4,000	4,052,399
Electronic Arts, Inc.
4.800%, 03/01/26	9,836	11,095,186
Emerson Electric Co.
3.150%, 06/01/25	5,312	5,649,182
Enterprise Products Operating LLC
3.900%, 02/15/24	1,680	1,783,744
6.875%, 03/01/33	1,800	2,481,894
EOG Resources, Inc.
4.375%, 04/15/30	6,000	6,979,368
ERAC USA Finance LLC
Ω 3.850%, 11/15/24	6,590	7,056,608
ERP Operating LP
# 2.500%, 02/15/30	2,800	2,871,120
Eversource Energy
4.250%, 04/01/29	1,000	1,133,348
Exelon Corp.
3.950%, 06/15/25	417	450,363
3.400%, 04/15/26	20,540	22,011,909
Extra Space Storage LP
# 2.350%, 03/15/32	9,600	9,343,725

	Face Amount^
	(000)	Value†
UNITED STATES — (Continued)
Exxon Mobil Corp.
# 2.275%, 08/16/26	2,000	$2,081,083
2.440%, 08/16/29	1,500	1,549,088
3.482%, 03/19/30	10,000	11,072,105
FedEx Corp.
# 3.400%, 02/15/28	5,250	5,743,589
4.900%, 01/15/34	2,075	2,532,114
3.900%, 02/01/35	2,800	3,124,378
Fidelity National Financial, Inc.
# 3.400%, 06/15/30	18,654	19,865,730
Fifth Third Bancorp
3.950%, 03/14/28	26,032	29,284,664
First American Financial Corp.
2.400%, 08/15/31	10,094	9,797,856
Flex Ltd.
4.875%, 06/15/29	1,700	1,932,789
4.875%, 05/12/30	4,000	4,585,885
Flowserve Corp.
2.800%, 01/15/32	3,200	3,129,975
FMR LLC
Ω 4.950%, 02/01/33	2,400	2,973,582
Fortune Brands Home & Security, Inc.
3.250%, 09/15/29	4,300	4,621,439
Fresenius Medical Care U.S. Finance III, Inc.
Ω 3.000%, 12/01/31	8,409	8,511,877
GATX Corp.
3.250%, 03/30/25	3,170	3,323,161
3.250%, 09/15/26	7,749	8,216,612
GE Capital Funding LLC
4.550%, 05/15/32	4,000	4,787,615
GE Capital International Funding Co. Unlimited Co.
4.418%, 11/15/35	500	608,297
General Electric Co.
6.750%, 03/15/32	29,038	39,911,286
General Mills, Inc.
# 4.200%, 04/17/28	8,600	9,741,902
General Motors Financial Co., Inc.
5.250%, 03/01/26	14,136	15,986,656
4.350%, 01/17/27	1,863	2,056,874
Georgia Power Co.
3.250%, 04/01/26	3,000	3,202,381
3.250%, 03/30/27	15,966	16,970,822
Georgia-Pacific LLC
7.750%, 11/15/29	1,000	1,412,961
Gilead Sciences, Inc.
3.700%, 04/01/24	10,612	11,246,012
Global Payments, Inc.
4.800%, 04/01/26	7,031	7,871,477

DFA INVESTMENT GRADE PORTFOLIO

CONTINUED

	Face Amount^
	(000)	Value†
UNITED STATES — (Continued)
# 4.450%, 06/01/28	8,020	$9,021,325
Goldman Sachs Group, Inc.
4.000%, 03/03/24	26,404	28,191,776
3.750%, 05/22/25	6,213	6,668,459
3.750%, 02/25/26	10,350	11,217,175
2.600%, 02/07/30	5,000	5,090,937
3.800%, 03/15/30	12,000	13,287,303
6.125%, 02/15/33	967	1,281,284
Halliburton Co.
# 2.920%, 03/01/30	1,000	1,033,264
Harley-Davidson, Inc.
# 3.500%, 07/28/25	5,593	5,907,794
Hasbro, Inc.
3.500%, 09/15/27	3,300	3,552,263
Health Care Service Corp. A Mutual Legal Reserve Co.
Ω 2.200%, 06/01/30	27,600	27,452,064
Healthcare Trust of America Holdings LP
2.000%, 03/15/31	1,800	1,700,208
Honeywell International, Inc.
# 2.500%, 11/01/26	18	18,949
HP, Inc.
3.400%, 06/17/30	50,835	53,694,865
Humana, Inc.
3.850%, 10/01/24	5,825	6,255,356
Intel Corp.
# 3.150%, 05/11/27	2,500	2,705,353
4.000%, 12/15/32	3,200	3,723,721
Intercontinental Exchange, Inc.
3.750%, 12/01/25	11,500	12,518,670
2.650%, 09/15/40	5,000	4,812,500
International Business Machines Corp.
3.375%, 08/01/23	4,409	4,620,962
3.625%, 02/12/24	4,600	4,883,796
3.300%, 01/27/27	26,154	28,365,293
# 1.950%, 05/15/30	22,940	22,456,895
2.850%, 05/15/40	3,000	2,979,690
Interpublic Group of Cos., Inc.
4.200%, 04/15/24	1,953	2,092,404
4.750%, 03/30/30	1,175	1,380,700
Interstate Power & Light Co.
2.300%, 06/01/30	3,978	3,983,909
J M Smucker Co.
3.500%, 03/15/25	6,042	6,469,714
4.250%, 03/15/35	2,000	2,335,593
Jabil, Inc.
3.600%, 01/15/30	23,550	25,585,854
3.000%, 01/15/31	15,033	15,387,405
Jefferies Group LLC/Jefferies Group Capital Finance, Inc.
4.850%, 01/15/27	6,594	7,543,178

	Face Amount^
	(000)	Value†
UNITED STATES — (Continued)
2.625%, 10/15/31	6,900	$6,769,608
Johnson & Johnson
2.450%, 03/01/26	3,212	3,374,275
# 1.300%, 09/01/30	40,000	38,322,166
4.950%, 05/15/33	4,000	5,149,614
4.375%, 12/05/33	10,000	12,276,642
3.550%, 03/01/36	9,000	10,324,956
Johnson Controls International PLC
# 3.625%, 07/02/24	915	970,034
JPMorgan Chase & Co.
3.625%, 05/13/24	12,131	12,961,542
3.900%, 07/15/25	22,416	24,357,937
3.200%, 06/15/26	676	721,427
5.500%, 10/15/40	4,000	5,439,983
Juniper Networks, Inc.
# 3.750%, 08/15/29	4,000	4,355,970
2.000%, 12/10/30	5,000	4,735,464
Kellogg Co.
3.250%, 04/01/26	8,739	9,345,068
3.400%, 11/15/27	14,600	15,768,158
7.450%, 04/01/31	6,959	9,886,763
Kemper Corp.
# 2.400%, 09/30/30	6,265	6,180,300
Keurig Dr Pepper, Inc.
3.400%, 11/15/25	5,885	6,307,735
Kilroy Realty LP
3.050%, 02/15/30	8,000	8,330,797
2.500%, 11/15/32	17,100	16,755,086
Kimco Realty Corp.
2.250%, 12/01/31	10,200	9,938,570
Kinder Morgan Energy Partners LP
6.950%, 01/15/38	5,000	7,051,965
Kroger Co.
# 3.850%, 08/01/23	2,330	2,443,214
7.500%, 04/01/31	16,177	22,741,018
L3Harris Technologies, Inc.
3.950%, 05/28/24	2,469	2,636,257
Laboratory Corp. of America Holdings
4.000%, 11/01/23	3,840	4,051,193
# 3.600%, 09/01/27	2,500	2,713,587
Lazard Group LLC
4.500%, 09/19/28	18,426	21,143,790
Lear Corp.
3.800%, 09/15/27	3,495	3,817,224
Legg Mason, Inc.
3.950%, 07/15/24	4,736	5,100,159
4.750%, 03/15/26	9,317	10,559,118
Liberty Mutual Group, Inc.
Ω 4.569%, 02/01/29	10,665	12,305,256
Lincoln National Corp.
# 3.400%, 01/15/31	10,680	11,522,630

DFA INVESTMENT GRADE PORTFOLIO

CONTINUED

	Face Amount^
	(000)	Value†
UNITED STATES — (Continued)
Lockheed Martin Corp.
# 3.550%, 01/15/26	4,800	$5,228,665
Loews Corp.
2.625%, 05/15/23	3,761	3,860,010
3.750%, 04/01/26	11,870	12,956,384
Lowe’s Cos., Inc.
3.120%, 04/15/22	292	293,698
LYB International Finance II BV
3.500%, 03/02/27	4,166	4,500,523
LYB International Finance III LLC
# 3.375%, 05/01/30	8,800	9,514,479
LyondellBasell Industries NV
5.750%, 04/15/24	2,827	3,116,666
Manufacturers & Traders Trust Co.
2.900%, 02/06/25	8,028	8,446,612
Marathon Petroleum Corp.
3.625%, 09/15/24	7,691	8,188,840
Marriott International, Inc.
2.750%, 10/15/33	2,700	2,635,000
Mars, Inc.
Ω 1.625%, 07/16/32	8,550	8,073,787
Marsh & McLennan Cos., Inc.
3.500%, 06/03/24	8,320	8,832,080
# 3.750%, 03/14/26	3,300	3,597,722
Maxim Integrated Products, Inc.
3.450%, 06/15/27	5,931	6,434,925
Medtronic, Inc.
3.500%, 03/15/25	616	663,925
4.375%, 03/15/35	4,465	5,475,180
Merck & Co., Inc.
2.750%, 02/10/25	11,609	12,185,015
3.400%, 03/07/29	13,884	15,248,828
1.450%, 06/24/30	57,700	55,451,398
MetLife, Inc.
# 3.600%, 04/10/24	4,140	4,414,039
5.700%, 06/15/35	7,400	9,993,518
Micron Technology, Inc.
# 4.663%, 02/15/30	330	376,662
Microsoft Corp.
# 3.300%, 02/06/27	14,692	16,045,597
Molson Coors Beverage Co.
3.500%, 05/01/22	787	798,865
3.000%, 07/15/26	18,416	19,507,598
Morgan Stanley
3.875%, 04/29/24	8,982	9,591,672
3.875%, 01/27/26	18,683	20,394,522
3.625%, 01/20/27	15,726	17,091,633
7.250%, 04/01/32	7,000	10,093,388

	Face Amount^
	(000)	Value†
UNITED STATES — (Continued)
Mosaic Co.
# 4.250%, 11/15/23	1,336	$1,416,002
# 4.050%, 11/15/27	6,000	6,660,044
Motorola Solutions, Inc.
4.600%, 05/23/29	4,700	5,409,759
2.300%, 11/15/30	22,000	21,477,512
MPLX LP
4.125%, 03/01/27	12,020	13,254,815
Mylan, Inc.
4.200%, 11/29/23	3,480	3,684,225
National Rural Utilities Cooperative Finance Corp.
8.000%, 03/01/32	2,708	3,989,157
Nestle Holdings, Inc.
#Ω 1.875%, 09/14/31	60,500	59,594,013
NetApp, Inc.
3.250%, 12/15/22	1,088	1,106,126
3.300%, 09/29/24	3,451	3,636,847
2.700%, 06/22/30	5,000	5,096,914
NewMarket Corp.
2.700%, 03/18/31	4,000	3,972,237
NextEra Energy Capital Holdings, Inc.
3.550%, 05/01/27	25,641	27,815,485
NIKE, Inc.
# 2.375%, 11/01/26	13,083	13,721,817
2.850%, 03/27/30	52,300	56,024,873
3.250%, 03/27/40	5,000	5,499,278
Northern Trust Corp.
1.950%, 05/01/30	23,270	23,207,302
Nucor Corp.
3.950%, 05/01/28	6,245	6,974,928
2.700%, 06/01/30	9,000	9,285,745
Nuveen Finance LLC
Ω 4.125%, 11/01/24	2,748	2,989,980
Omnicom Group, Inc.
4.200%, 06/01/30	13,055	14,814,921
Omnicom Group, Inc./Omnicom Capital, Inc.
3.650%, 11/01/24	6,057	6,467,543
Oracle Corp.
2.650%, 07/15/26	39,785	41,351,470
3.250%, 11/15/27	36,794	39,322,141
O’Reilly Automotive, Inc.
3.600%, 09/01/27	21,580	23,691,975
Owens Corning
3.875%, 06/01/30	8,826	9,680,058
Parker-Hannifin Corp.
3.300%, 11/21/24	3,093	3,277,244
# 3.250%, 06/14/29	6,200	6,643,884
Penske Truck Leasing Co. LP/PTL Finance Corp.
Ω 3.400%, 11/15/26	1,000	1,072,769

DFA INVESTMENT GRADE PORTFOLIO

CONTINUED

	Face
	Amount^	Value†
	(000)
UNITED STATES — (Continued)
PepsiCo, Inc.
3.500%, 07/17/25	9,309	$10,062,520
PerkinElmer, Inc.
3.300%, 09/15/29	1,700	1,821,840
Pfizer, Inc.
3.000%, 12/15/26	42,108	45,491,419
# 1.700%, 05/28/30	5,000	4,903,591
3.900%, 03/15/39	5,000	5,889,741
Philip Morris International, Inc.
# 3.250%, 11/10/24	7,098	7,549,483
3.125%, 08/17/27	2,000	2,146,019
3.375%, 08/15/29	6,000	6,568,588
2.100%, 05/01/30	10,750	10,626,369
6.375%, 05/16/38	5,000	7,055,632
Phillips 66 Partners LP
# 3.550%, 10/01/26	23,603	25,279,243
3.750%, 03/01/28	3,265	3,566,513
3.150%, 12/15/29	18,000	18,814,037
PNC Bank NA
2.950%, 02/23/25	1,093	1,154,296
3.250%, 06/01/25	7,000	7,500,820
PPG Industries, Inc.
# 2.800%, 08/15/29	2,603	2,701,386
2.550%, 06/15/30	9,250	9,466,024
PPL Capital Funding, Inc.
3.100%, 05/15/26	11,200	11,822,163
Precision Castparts Corp.
3.250%, 06/15/25	28,987	31,035,481
Principal Financial Group, Inc.
3.125%, 05/15/23	4,444	4,604,239
3.400%, 05/15/25	2,700	2,875,685
3.100%, 11/15/26	5,472	5,827,420
Procter & Gamble Co.
2.450%, 11/03/26	1,077	1,135,276
2.850%, 08/11/27	12,850	13,795,361
3.000%, 03/25/30	2,000	2,174,197
1.200%, 10/29/30	43,500	41,132,942
# 1.950%, 04/23/31	10,000	10,076,489
5.500%, 02/01/34	11,999	16,120,141
Progress Energy, Inc.
7.750%, 03/01/31	2,500	3,489,798
6.000%, 12/01/39	600	823,931
Prudential Financial, Inc.
3.878%, 03/27/28	789	885,155
Public Service Enterprise Group, Inc.
8.625%, 04/15/31	1,000	1,459,031
QUALCOMM, Inc.
2.150%, 05/20/30	5,000	5,058,384
1.650%, 05/20/32	17,843	16,874,178
Raytheon Technologies Corp.
7.500%, 09/15/29	615	844,575
6.125%, 07/15/38	2,200	3,114,553

		Face
		Amount^	Value†
		(000)
UNITED STATES — (Continued)
	Realty Income Corp.
	1.800%, 03/15/33	3,000	$2,829,224
	Reinsurance Group of America, Inc.
	4.700%, 09/15/23	3,840	4,103,701
#	3.950%, 09/15/26	16,189	17,769,602
	3.900%, 05/15/29	4,725	5,237,256
	3.150%, 06/15/30	15,855	16,730,285
	salesforce.com, Inc.
	3.700%, 04/11/28	12,800	14,310,776
	Schlumberger Investment SA
#	2.650%, 06/26/30	9,852	10,104,409
	Sempra Energy
	4.050%, 12/01/23	2,205	2,335,010
	3.550%, 06/15/24	6,400	6,761,656
	Sherwin-Williams Co.
	3.450%, 08/01/25	6,794	7,293,815
	3.450%, 06/01/27	1,035	1,122,919
#	2.950%, 08/15/29	6,000	6,353,869
	Simon Property Group LP
#	2.650%, 07/15/30	20,000	20,413,785
	Southern Power Co.
	4.150%, 12/01/25	5,433	5,964,509
	Southwest Gas Corp.
	3.700%, 04/01/28	2,900	3,160,039
	2.200%, 06/15/30	13,700	13,401,008
	Stanley Black & Decker, Inc.
	2.300%, 03/15/30	3,000	3,071,348
	State Street Corp.
#	3.300%, 12/16/24	13,947	14,965,728
#	3.550%, 08/18/25	2,254	2,446,207
	Steel Dynamics, Inc.
	3.250%, 01/15/31	18,125	19,235,081
	Stellantis Finance US, Inc.
Ω	2.691%, 09/15/31	4,500	4,432,516
	Stryker Corp.
	3.375%, 11/01/25	11,427	12,278,165
	3.650%, 03/07/28	25,656	28,296,039
	Sysco Corp.
	3.750%, 10/01/25	685	742,842
#	3.300%, 07/15/26	18,844	20,190,402
	3.250%, 07/15/27	4,934	5,290,210
	Target Corp.
#	2.500%, 04/15/26	2,521	2,662,632
	TCI Communications, Inc.
	7.875%, 02/15/26	1,520	1,919,251
	Texas Instruments, Inc.
#	2.900%, 11/03/27	3,500	3,771,087
	Textron, Inc.
	2.450%, 03/15/31	15,590	15,511,430
	TJX Cos., Inc.
	2.250%, 09/15/26	14,681	15,272,548

DFA INVESTMENT GRADE PORTFOLIO

CONTINUED

		Face
		Amount^	Value†
		(000)
UNITED STATES — (Continued)
Travelers Property Casualty Corp.
	6.375%, 03/15/33	800	$1,115,460
	Truist Financial Corp.
	3.700%, 06/05/25	8,345	9,042,665
	TWDC Enterprises 18 Corp.
	7.000%, 03/01/32	1,340	1,901,200
	U.S. Bank NA
	2.800%, 01/27/25	4,950	5,215,774
	Union Pacific Corp.
	3.250%, 01/15/25	9,515	10,095,989
	2.891%, 04/06/36	22,950	23,919,109
	UnitedHealth Group, Inc.
	2.750%, 02/15/23	8,672	8,877,911
	3.100%, 03/15/26	1,290	1,386,572
#	2.750%, 05/15/40	10,000	10,056,150
	Unum Group
	4.000%, 03/15/24	5,051	5,376,007
	3.875%, 11/05/25	1,977	2,109,898
	4.000%, 06/15/29	10,963	12,139,607
	Utah Acquisition Sub, Inc.
	3.950%, 06/15/26	18,167	19,758,995
	Valero Energy Corp.
	3.400%, 09/15/26	8,918	9,534,035
	7.500%, 04/15/32	580	806,301
	Ventas Realty LP
	3.000%, 01/15/30	1,100	1,140,843
	Verizon Communications, Inc.
	4.125%, 03/16/27	3,000	3,352,764
#	4.329%, 09/21/28	2,000	2,283,014
	4.016%, 12/03/29	17,153	19,223,149
Ω	2.355%, 03/15/32	2,733	2,692,231
	VF Corp.
#	2.800%, 04/23/27	1,000	1,053,266
	2.950%, 04/23/30	516	540,454
	ViacomCBS, Inc.
	3.875%, 04/01/24	4,899	5,194,814
	3.500%, 01/15/25	2,364	2,512,042
#	2.900%, 01/15/27	21,061	22,136,443
	7.875%, 07/30/30	1,137	1,591,797
	4.950%, 01/15/31	3,993	4,740,963
	4.200%, 05/19/32	12,600	14,341,049
	Viatris, Inc.
	3.850%, 06/22/40	10,000	10,709,780
	Visa, Inc.
	3.150%, 12/14/25	4,555	4,894,305
	2.050%, 04/15/30	96,059	97,439,838
#	1.100%, 02/15/31	60,100	56,167,953
	4.150%, 12/14/35	15,600	18,754,259
	2.700%, 04/15/40	5,000	5,125,775
	VMware, Inc.
	3.900%, 08/21/27	1,024	1,123,053
	Walgreens Boots Alliance, Inc.
	3.450%, 06/01/26	514	550,963

	Face
	Amount^	Value†
	(000)
UNITED STATES — (Continued)
# 3.200%, 04/15/30	23,552	$25,046,800
Walmart, Inc.
2.375%, 09/24/29	2,246	2,343,318
# 1.800%, 09/22/31	41,000	40,403,795
Walt Disney Co.
3.700%, 09/15/24	13,864	14,829,436
1.750%, 01/13/26	5,000	5,072,548
# 2.650%, 01/13/31	24,750	25,719,456
6.200%, 12/15/34	1,700	2,379,686
Waste Management, Inc.
1.500%, 03/15/31	10,000	9,396,788
WEC Energy Group, Inc.
3.550%, 06/15/25	5,268	5,643,949
Wells Fargo & Co.
3.000%, 02/19/25	6,264	6,594,732
3.000%, 04/22/26	9,473	10,026,245
3.000%, 10/23/26	1,490	1,573,792
# 4.150%, 01/24/29	1,200	1,351,010
Welltower, Inc.
4.125%, 03/15/29	1,550	1,736,349
2.750%, 01/15/31	11,393	11,702,483
Westlake Chemical Corp.
3.375%, 06/15/30	11,785	12,601,291
WestRock MWV LLC
8.200%, 01/15/30	19,367	26,833,310
Weyerhaeuser Co.
# 7.375%, 03/15/32	4,300	6,101,136
Whirlpool Corp.
3.700%, 05/01/25	15,463	16,608,392
4.750%, 02/26/29	1,300	1,510,589
Williams Cos., Inc.
4.000%, 09/15/25	12,364	13,438,175
3.750%, 06/15/27	7,863	8,556,726
3.500%, 11/15/30	15,200	16,326,736
Wisconsin Electric Power Co.
3.100%, 06/01/25	2,200	2,324,510
WP Carey, Inc.
# 2.400%, 02/01/31	2,300	2,269,275
2.450%, 02/01/32	9,800	9,685,613
WRKCo, Inc.
4.200%, 06/01/32	1,800	2,057,241
3.000%, 06/15/33	19,705	20,455,980
Zimmer Biomet Holdings, Inc.
3.550%, 04/01/25	1,915	2,038,055
Zoetis, Inc.
3.000%, 09/12/27	26,275	28,050,164

TOTAL UNITED STATES		5,317,792,415

TOTAL BONDS		6,879,693,824

U.S. TREASURY OBLIGATIONS — (32.9%)
U.S. Treasury Bonds
6.750%, 08/15/26	38,863	48,961,434
6.625%, 02/15/27	34,651	44,242,033

DFA INVESTMENT GRADE PORTFOLIO

CONTINUED

		Face
		Amount^	Value†
		(000)
	6.125%, 11/15/27	29,407	$37,624,110
	5.250%, 11/15/28	10,442	13,114,217
	5.250%, 02/15/29	60,685	76,591,108
	6.125%, 08/15/29	35,585	47,841,961
	6.250%, 05/15/30	45,710	63,192,566
	5.375%, 02/15/31	64,500	86,215,840
#	4.500%, 02/15/36	295,000	405,406,054
	1.750%, 08/15/41	20,000	19,253,125
U.S. Treasury Notes
	2.250%, 11/15/25	98,895	103,658,185
	1.625%, 02/15/26	60,499	61,843,991
	1.625%, 05/15/26	115,000	117,484,179
	1.500%, 08/15/26	78,787	79,981,420
	1.625%, 09/30/26	50,000	51,070,313
	2.000%, 11/15/26	70,000	72,728,907
	1.625%, 11/30/26	39,750	40,579,160
	1.500%, 01/31/27	59,500	60,325,098
	2.250%, 02/15/27	60,000	63,082,031
	2.375%, 05/15/27	91,200	96,529,500
	0.500%, 06/30/27	45,000	43,033,008
	2.250%, 08/15/27	100,000	105,179,688
	0.500%, 10/31/27	65,000	61,810,938
	2.250%, 11/15/27	79,018	83,145,154
	0.625%, 11/30/27	35,000	33,490,625
	0.625%, 12/31/27	125,000	119,404,297
	2.750%, 02/15/28	88,300	95,577,852
	1.125%, 02/29/28	115,000	113,180,664
	1.250%, 03/31/28	135,000	133,676,367
	1.250%, 04/30/28	80,000	79,168,750

		Face
		Amount^	Value†
		(000)
	2.875%, 05/15/28	99,000	$108,060,821
	2.875%, 08/15/28	113,000	123,580,508
	3.125%, 11/15/28	75,000	83,405,273
	2.625%, 02/15/29	110,000	118,812,891
	2.375%, 05/15/29	83,000	88,307,461
	1.625%, 08/15/29	148,000	149,699,688
	1.750%, 11/15/29	92,500	94,501,757
	1.500%, 02/15/30	189,700	189,892,663
	0.625%, 05/15/30	220,000	204,402,343
	0.625%, 08/15/30	224,000	207,576,251
	0.875%, 11/15/30	249,000	235,256,368
	1.125%, 02/15/31	233,000	224,735,781
	1.625%, 05/15/31	96,000	96,675,000
#	1.250%, 08/15/31	215,000	208,919,531

TOTAL U.S. TREASURY OBLIGATIONS			4,591,218,911

TOTAL INVESTMENT SECURITIES (Cost $13,151,473,615)			13,488,115,386

		Shares
SECURITIES LENDING COLLATERAL — (3.5%)
@§ The DFA Short Term Investment Fund		42,357,913	490,081,050

TOTAL INVESTMENTS — (100.0%) (Cost $13,641,530,737)			$13,978,196,436

Summary of the Portfolio’s investments as of October 31, 2021, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Agency Obligations.	—	$2,017,202,651	—	$2,017,202,651
Bonds
Australia	—	287,871,745	—	287,871,745
Belgium	—	19,121,457	—	19,121,457
Canada	—	196,877,581	—	196,877,581
Denmark	—	2,222,955	—	2,222,955
France	—	98,306,357	—	98,306,357
Germany	—	118,390,620	—	118,390,620
Ireland	—	1,692,240	—	1,692,240
Italy	—	20,129,354	—	20,129,354
Japan	—	195,158,924	—	195,158,924
Netherlands	—	153,664,630	—	153,664,630
Norway	—	13,938,108	—	13,938,108
Spain	—	66,275,057	—	66,275,057
Supranational Organization Obligations	—	2,460,178	—	2,460,178
Switzerland	—	152,653,021	—	152,653,021

DFA INVESTMENT GRADE PORTFOLIO

CONTINUED

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
United Kingdom	—	$233,139,182	—	$233,139,182
United States	—	5,317,792,415	—	5,317,792,415
U.S. Treasury Obligations	—	4,591,218,911	—	4,591,218,911
Securities Lending Collateral	—	490,081,050	—	490,081,050

TOTAL	—	$13,978,196,436	—	$13,978,196,436

See accompanying Notes to Financial Statements.

DFA DIVERSIFIED FIXED INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS

October 31, 2021

	Face
	Amount±	Value†
	(000)
U.S. TREASURY OBLIGATIONS — (19.9%)
Treasury Inflation Protected Security
0.125%, 01/15/22	43,510	$43,898,807
0.125%, 04/15/22	43,755	44,586,627
0.125%, 07/15/22	37,173	38,216,846
0.125%, 01/15/23	43,138	44,793,594
0.625%, 01/15/24	41,561	44,491,399
2.375%, 01/15/25	38,636	44,454,037
0.125%, 04/15/25	22,769	24,535,532
0.625%, 01/15/26	40,927	45,336,709
1.750%, 01/15/28	20,631	24,902,158
3.625%, 04/15/28	27,906	37,343,188
2.500%, 01/15/29	3,185	4,093,046
3.875%, 04/15/29	23,046	32,253,513
0.125%, 07/15/30	5,121	5,698,020
# 0.125%, 01/15/31	30,894	34,263,018

TOTAL U.S. TREASURY OBLIGATIONS		468,866,494

	Shares
AFFILIATED INVESTMENT COMPANIES — (79.7%)
Investment in DFA Intermediate Government Fixed Income Portfolio of DFA Investment Dimensions Group Inc	92,126,668	1,178,300,083
Investment in DFA Two-Year Global Fixed Income Portfolio of DFA Investment Dimensions Group, Inc	70,967,792	703,290,821

TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANIES		1,881,590,904

TOTAL INVESTMENT SECURITIES (Cost $2,346,873,630)		2,350,457,398

TEMPORARY CASH INVESTMENTS — (0.4%)
State Street Institutional U.S. Government Money Market Fund 0.025%	10,286,265	10,286,265

SECURITIES LENDING COLLATERAL — (0.0%)
@§ The DFA Short Term Investment Fund	9,822	113,640

TOTAL INVESTMENTS — (100.0%) (Cost $2,357,273,525)		$2,360,857,303

DFA DIVERSIFIED FIXED INCOME PORTFOLIO

CONTINUED

Summary of the Portfolio’s investments as of October 31, 2021, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
U.S. Treasury Obligations	—	$468,866,494	—	$468,866,494
Affiliated Investment Companies	$1,881,590,904	—	—	1,881,590,904
Temporary Cash Investments	$10,286,265	—	—	$10,286,265
Securities Lending Collateral	—	$113,640	—	113,640

TOTAL	$1,891,877,169	$468,980,134	—	$2,360,857,303

See accompanying Notes to Financial Statements.

DFA LTIP PORTFOLIO

SCHEDULE OF INVESTMENTS

October 31, 2021

	Face
	Amount±	Value†
	(000)
U.S. TREASURY OBLIGATIONS — (100.0%)
Treasury Inflation Protected Security
1.000%, 02/15/48.	29,297	$39,854,073
1.000%, 02/15/49.	83,732	115,258,435
0.250%, 02/15/50.	99,431	115,750,138
0.125%, 02/15/51.	102,179	115,999,128

TOTAL U.S. TREASURY OBLIGATIONS Cost ($ 339,720,973)		386,861,774

TOTAL INVESTMENTS — (100.0%) (Cost $ 339,720,973)		$386,861,774

Summary of the Portfolio’s investments as of October 31, 2021, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
U.S. Treasury Obligations.	—	$386,861,774	—	$386,861,774

TOTAL	—	$386,861,774	—	$386,861,774

See accompanying Notes to Financial Statements.

DFA INFLATION-PROTECTED SECURITIES PORTFOLIO

SCHEDULE OF INVESTMENTS

October 31, 2021

	Face
	Amount±	Value†
	(000)
U.S. TREASURY OBLIGATIONS — (99.0%)
Treasury Inflation Protected Security
0.125%, 01/15/23	0	$130
0.625%, 01/15/26	238,309	263,985,898
0.125%, 07/15/26	453,003	496,315,853
0.375%, 01/15/27	523,183	580,187,769
2.375%, 01/15/27	247,552	301,778,289
0.375%, 07/15/27	448,985	501,834,727
0.500%, 01/15/28	225,790	253,890,679
1.750%, 01/15/28	315,597	380,939,983
3.625%, 04/15/28	384,768	514,883,345
0.750%, 07/15/28	99,168	114,025,307
0.875%, 01/15/29	495,633	575,340,417
2.500%, 01/15/29	408,349	524,728,529
3.875%, 04/15/29	437,205	611,873,595
0.250%, 07/15/29	170,571	191,037,182
0.125%, 01/15/30	172,242	190,692,578
0.125%, 07/15/30	10,669	11,870,874
0.125%, 01/15/31	26,271	29,135,220
3.375%, 04/15/32	334,423	493,567,912
2.125%, 02/15/40	387,277	584,510,408
2.125%, 02/15/41	332,269	508,042,121

TOTAL U.S. TREASURY OBLIGATIONS Cost ($ 6,477,617,685)		7,128,640,816

	Shares
TEMPORARY CASH INVESTMENTS — (1.0%)
State Street Institutional U.S. Government Money Market Fund 0.025%	74,952,752	74,952,752

TOTAL INVESTMENTS — (100.0%) (Cost $ 6,552,570,437)		$7,203,593,568

Summary of the Portfolio’s investments as of October 31, 2021, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
U.S. Treasury Obligations.	—	$7,128,640,816	—	$7,128,640,816
Temporary Cash Investments	$74,952,752	—	—	74,952,752

TOTAL.	$74,952,752	$7,128,640,816	—	$7,203,593,568

See accompanying Notes to Financial Statements.

DFA SHORT-DURATION REAL RETURN PORTFOLIO

SCHEDULE OF INVESTMENTS

October 31, 2021

			Face
			Amount^	Value†
			(000)
BONDS — (88.4%)
AUSTRALIA — (10.0%)
Australia & New Zealand Banking Group Ltd.
	2.550%, 11/23/21		2,700	$2,703,671
	3.300%, 03/07/22	AUD	1,000	760,222
	2.625%, 05/19/22		250	253,167
Australia & New Zealand Banking Group Ltd., Floating Rate Note, 3M Swap + 0.760%, FRN
(r)	0.794%, 01/16/25	AUD	12,000	9,109,658
Australia Government Bond
	0.250%, 11/21/25	AUD	33,650	24,094,042
	4.250%, 04/21/26	AUD	8,000	6,727,869
Bank of New Zealand
Ω	1.000%, 03/03/26		750	731,152
Commonwealth Bank of Australia
Ω	2.750%, 03/10/22		4,974	5,017,282
	2.750%, 03/10/22		200	201,740
Ω	1.125%, 06/15/26		14,375	14,147,545
Glencore Funding LLC
Ω	4.625%, 04/29/24		9,283	10,019,004
National Australia Bank Ltd.
	2.800%, 01/10/22		3,000	3,014,129
	2.500%, 05/22/22		1,635	1,655,446
	3.375%, 01/14/26		3,697	4,000,105
National Australia Bank Ltd., Floating Rate Note
(r)	3M Swap + 0.930%, FRN, 0.947%, 09/26/23	AUD	6,000	4,568,898
(r)	3M Swap + 1.040%, FRN, 1.053%, 02/26/24	AUD	2,500	1,910,108
(r)	3M Swap + 0.920%, FRN, 0.933%, 06/19/24	AUD	6,000	4,576,006
(r)	3M Swap + 0.770%, FRN, 0.810%, 01/21/25	AUD	22,600	17,162,693
New South Wales Treasury Corp.
	4.000%, 05/20/26	AUD	14,700	12,161,213
Queensland Treasury Corp.
Ω	3.250%, 07/21/26	AUD	1,000	802,799
South Australian Government Financing Authority
	3.000%, 07/20/26	AUD	2,000	1,588,598
Treasury Corp. of Victoria
	0.500%, 11/20/25	AUD	15,950	11,460,557

			Face
			Amount^	Value†
			(000)
AUSTRALIA — (Continued)
	Westpac Banking Corp.
	2.800%, 01/11/22		11,749	$11,807,668
	2.850%, 05/13/26		8,700	9,238,358
	1.150%, 06/03/26		9,800	9,678,284
	4.125%, 06/04/26	AUD	500	408,265
	Westpac Banking Corp., Floating Rate Note
(r)	3M Swap + 1.140%, FRN, 1.182%, 04/24/24	AUD	500	383,335
(r)	3M Swap + 0.880%, FRN, 0.896%, 08/16/24	AUD	3,500	2,667,892

	TOTAL AUSTRALIA			170,849,706

AUSTRIA — (0.1%)
	Oesterreichische Kontrollbank AG
#	0.500%, 02/02/26		1,000	972,690

BELGIUM — (0.0%)
	Dexia Credit Local SA
	0.250%, 06/02/22	EUR	350	406,372

CANADA — (15.1%)
	Bank of Montreal
	2.280%, 07/29/24	CAD	5,750	4,715,734
	Bank of Montreal, Floating Rate Note, 3M Swap + 0.990%, FRN
(r)	1.002%, 09/07/23	AUD	10,070	7,679,752
	Bank of Nova Scotia
	1.900%, 12/02/21	CAD	15,300	12,378,461
	1.830%, 04/27/22	CAD	6,000	4,880,430
	1.750%, 12/23/22	GBP	3,500	4,836,380
	Canada Government International Bond
	0.750%, 05/19/26		4,000	3,927,320
	Canadian Imperial Bank of Commerce
	1.250%, 06/22/26		11,000	10,780,217
	Canadian Natural Resources Ltd.
	2.950%, 01/15/23		1,568	1,605,768
	3.900%, 02/01/25		559	597,966
	2.050%, 07/15/25		555	563,435
	CPPIB Capital, Inc.
Ω	0.875%, 09/09/26		25,000	24,541,084
	Enbridge, Inc.
#	2.900%, 07/15/22		6,010	6,098,938
	National Bank of Canada
	1.534%, 06/15/26	CAD	3,880	3,051,268

DFA SHORT-DURATION REAL RETURN PORTFOLIO

CONTINUED

			Face
			Amount^	Value†
			(000)
CANADA — (Continued)
	Province of Alberta Canada
	1.000%, 11/15/21	GBP	3,000	$4,106,777
	Province of British Columbia Canada
#	0.900%, 07/20/26		17,100	16,830,757
	Province of Ontario Canada
	1.350%, 03/08/22	CAD	13,000	10,545,483
	0.625%, 01/21/26		3,800	3,711,688
	1.050%, 04/14/26		12,000	11,911,352
	1.350%, 09/08/26	CAD	16,000	12,665,934
	Province of Ontario Canada, Floating Rate Note, 3M CDOR + 0.050%, FRN
(r)	0.490%, 08/21/23	CAD	11,600	9,414,783
	Province of Quebec Canada
	2.500%, 09/01/26	CAD	10,000	8,359,486
	Province of Quebec Canada, Floating Rate Note
(r)	3M CDOR + 0.545%, FRN, 1.003%, 10/19/23	CAD	11,250	9,230,890
(r)	3M CDOR + 0.405%, FRN, 0.863%, 10/13/24	CAD	30,275	24,910,092
	PSP Capital, Inc.
	0.900%, 06/15/26	CAD	2,000	1,556,642
Ω	1.000%, 06/29/26		4,469	4,415,380
	Rogers Communications, Inc.
	4.100%, 10/01/23		3,000	3,160,458
	Royal Bank of Canada
	1.968%, 03/02/22	CAD	2,300	1,868,174
	2.000%, 03/21/22	CAD	15,000	12,194,651
	2.352%, 07/02/24	CAD	6,500	5,342,910
	Suncor Energy, Inc.
	3.100%, 05/15/25		2,000	2,110,711
	Toronto-Dominion Bank
	3.005%, 05/30/23	CAD	5,000	4,154,735
	0.625%, 07/20/23	EUR	7,300	8,572,554
	0.750%, 01/06/26		7,500	7,311,978
	1.200%, 06/03/26		6,300	6,222,099
	Toronto-Dominion Bank, Floating Rate Note, 3M Swap + 1.000%, FRN
(r)	1.025%, 07/10/24	AUD	4,000	3,057,109

	TOTAL CANADA			257,311,396

DENMARK — (0.1%)
	Kommunekredit
	0.500%, 01/28/26		1,425	1,384,573

			Face
			Amount^	Value†
			(000)
FRANCE — (1.3%)
Agence Francaise de Developpement EPIC
	0.625%, 01/22/26		4,400	$4,291,496
BNP Paribas SA
Ω	2.950%, 05/23/22		2,500	2,534,979
BPCE SA
Ω	2.375%, 01/14/25		2,200	2,255,374
Caisse d’Amortissement de la Dette Sociale
#Ω	0.625%, 02/18/26		1,000	976,940
Credit Agricole SA
Ω	3.375%, 01/10/22		2,000	2,011,535
Societe Generale SA
Ω	3.250%, 01/12/22		2,000	2,011,393
Ω	4.250%, 09/14/23		5,000	5,308,756
Ω	2.625%, 10/16/24		1,700	1,758,403
TotalEnergies Capital International SA
	0.250%, 07/12/23	EUR	1,500	1,749,255

TOTAL FRANCE				22,898,131

GERMANY — (3.3%)
Bayer U.S. Finance II LLC
Ω	3.375%, 07/15/24		5,000	5,241,955
BMW Finance NV
	0.625%, 10/06/23	EUR	2,200	2,582,792
BMW U.S. Capital LLC
Ω	3.450%, 04/12/23		2,000	2,081,035
Daimler Finance North America LLC
Ω	2.850%, 01/06/22		3,000	3,013,051
Ω	3.300%, 05/19/25		2,231	2,374,715
Ω	1.450%, 03/02/26		5,333	5,307,746
Kreditanstalt fuer Wiederaufbau
	1.625%, 04/03/24	NOK	86,330	10,248,743
	0.625%, 01/22/26		7,700	7,536,895
Landeskreditbank Baden-Wuerttemberg Foerderbank
	4.250%, 08/07/25	AUD	4,200	3,438,776
Landwirtschaftliche Rentenbank
	4.750%, 05/06/26	AUD	2,000	1,692,113
NRW Bank
	1.050%, 03/31/26	AUD	580	419,431
Siemens Financieringsmaatschappij NV
	1.200%, 03/11/26		500	494,932
State of North Rhine-Westphalia Germany
	1.000%, 04/21/26		8,300	8,214,630

DFA SHORT-DURATION REAL RETURN PORTFOLIO

CONTINUED

			Face
			Amount^	Value†
			(000)
GERMANY — (Continued)
Volkswagen Group of America Finance LLC
Ω	4.000%, 11/12/21		3,000	$3,003,042
Ω	2.850%, 09/26/24		500	523,496

TOTAL GERMANY				56,173,352

IRELAND — (0.6%)
AerCap Ireland Capital DAC/AerCap Global Aviation Trust
	1.750%, 01/30/26		10,800	10,625,725
	4.450%, 04/03/26		150	163,480

TOTAL IRELAND				10,789,205

ITALY — (0.9%)
Intesa Sanpaolo SpA
Ω	3.125%, 07/14/22		400	407,083
Ω	3.250%, 09/23/24		4,200	4,403,986
Republic of Italy Government International Bond
	6.875%, 09/27/23		5,500	6,110,824
	2.375%, 10/17/24		3,961	4,075,463

TOTAL ITALY				14,997,356

JAPAN — (4.5%)
7-Eleven, Inc.
Ω	0.950%, 02/10/26		6,000	5,835,432
Aircastle Ltd.
	4.250%, 06/15/26		1,500	1,626,850
American Honda Finance Corp.
	0.550%, 03/17/23	EUR	3,000	3,503,505
Daiwa Securities Group, Inc.
#Ω	3.129%, 04/19/22		1,770	1,791,854
Mitsubishi UFJ Financial Group, Inc.
#	3.407%, 03/07/24		1,000	1,055,109
#	2.193%, 02/25/25		8,500	8,729,340
	2.757%, 09/13/26		786	819,945
Mizuho Financial Group, Inc.
	2.953%, 02/28/22		5,000	5,041,428
Nissan Motor Acceptance Corp.
Ω	2.000%, 03/09/26		8,350	8,277,204
Nissan Motor Co. Ltd.
Ω	3.522%, 09/17/25		2,500	2,630,134
Nomura Holdings, Inc.
	2.648%, 01/16/25		600	621,024
	1.653%, 07/14/26		1,528	1,504,263
NTT Finance Corp.
Ω	1.162%, 04/03/26		10,607	10,448,004

			Face
			Amount^	Value†
			(000)
JAPAN — (Continued)
Shire Acquisitions Investments Ireland DAC
	2.875%, 09/23/23		5,000	$5,181,330
Sumitomo Mitsui Financial Group, Inc.
	2.696%, 07/16/24		6,500	6,774,163
#	0.948%, 01/12/26		500	487,397
	2.632%, 07/14/26		3,000	3,114,763
Toyota Credit Canada, Inc.
	2.020%, 02/28/22	CAD	1,500	1,218,120
	2.350%, 07/18/22	CAD	3,000	2,452,456
	2.700%, 01/25/23	CAD	4,000	3,295,928
Toyota Motor Credit Corp.
#	1.125%, 06/18/26		360	354,886
Toyota Motor Finance Netherlands BV
	0.625%, 09/26/23	EUR	1,500	1,760,461

TOTAL JAPAN				76,523,596

NETHERLANDS — (1.8%)
Cooperatieve Rabobank UA
	2.750%, 01/10/22		5,000	5,021,399
	4.875%, 01/10/23	GBP	350	500,989
Ω	2.625%, 07/22/24		1,000	1,042,518
ING Groep NV
Ω	4.625%, 01/06/26		7,969	8,928,402
LeasePlan Corp. NV
Ω	2.875%, 10/24/24		1,000	1,040,819
Shell International Finance BV
	1.000%, 04/06/22	EUR	6,000	6,978,447
#	3.250%, 05/11/25		4,000	4,277,893
Siemens Financieringsmaatschappij NV
Ω	2.350%, 10/15/26		3,500	3,623,547

TOTAL NETHERLANDS				31,414,014

NEW ZEALAND — (1.3%)
New Zealand Government Bond
	0.500%, 05/15/24	NZD	31,000	21,363,331

NORWAY — (3.0%)
Aker BP ASA
Ω	2.875%, 01/15/26		1,000	1,043,607
Equinor ASA
	1.750%, 01/22/26		1,500	1,521,251
Kommunalbanken AS
	4.250%, 07/16/25	AUD	90	73,726
	0.500%, 01/13/26		2,500	2,435,350
Norway Government Bond
Ω	3.000%, 03/14/24	NOK	374,700	46,016,171

TOTAL NORWAY				51,090,105

DFA SHORT-DURATION REAL RETURN PORTFOLIO

CONTINUED

		Face
		Amount^	Value†
		(000)
SPAIN — (0.3%)
Banco Santander SA
3.848%, 04/12/23		2,000	$2,089,303
Santander Holdings USA, Inc.
3.400%, 01/18/23		3,650	3,756,311

TOTAL SPAIN			5,845,614

SUPRANATIONAL ORGANIZATION OBLIGATIONS — (10.0%)
African Development Bank
0.875%, 03/23/26		10,500	10,367,070
0.875%, 07/22/26		22,400	22,012,480
Asian Development Bank
0.800%, 11/06/25	AUD	15,650	11,338,621
0.500%, 02/04/26		9,102	8,863,667
1.000%, 04/14/26		2,000	1,983,151
0.500%, 05/05/26	AUD	10,700	7,574,284
Asian Infrastructure Investment Bank
1.000%, 05/06/26	AUD	17,500	12,664,204
European Bank for Reconstruction & Development
0.500%, 01/28/26		20,000	19,478,369
European Investment Bank
1.500%, 01/26/24	NOK	50,000	5,926,349
# 0.375%, 03/26/26		3,000	2,900,709
Inter-American Development Bank
2.750%, 10/30/25	AUD	1,000	781,078
0.875%, 04/20/26		8,650	8,534,998
4.250%, 06/11/26	AUD	21,500	17,852,691
1.000%, 06/29/26	CAD	25,000	19,546,299
International Bank for Reconstruction & Development
0.500%, 05/18/26	AUD	1,572	1,112,253
International Bank for Reconstruction & Development, Floating Rate Note, SOFR + 0.310%, FRN
(r) 0.359%, 09/18/25		9,000	9,042,210
Nordic Investment Bank
1.875%, 04/10/24	NOK	75,000	8,946,040
# 0.500%, 01/21/26		2,000	1,942,046

TOTAL SUPRANATIONAL ORGANIZATION OBLIGATIONS			170,866,519

SWEDEN — (1.5%)
Kommuninvest I Sverige AB
1.000%, 11/13/23	SEK	10,000	1,183,013

			Face
			Amount^	Value†
			(000)
SWEDEN — (Continued)
Skandinaviska Enskilda Banken AB
#Ω	1.200%, 09/09/26		5,250	$5,164,635
Svenska Handelsbanken AB
	2.750%, 12/05/22	GBP	2,000	2,793,174
Svenska Handelsbanken AB, Floating Rate Note, 3M Swap + 0.450%, FRN
(r)	0.462%, 03/04/26	AUD	5,000	3,747,543
Swedbank AB
	0.250%, 11/07/22	EUR	4,400	5,120,658
	1.625%, 12/28/22	GBP	5,000	6,902,505
	0.400%, 08/29/23	EUR	250	292,558

TOTAL SWEDEN				25,204,086

SWITZERLAND — (1.5%)
Credit Suisse Group AG
	4.550%, 04/17/26		4,750	5,277,485
Nestle Finance International Ltd.
	0.750%, 11/08/21	EUR	1,500	1,734,346
Nestle Holdings, Inc.
Ω	0.625%, 01/15/26		2,000	1,943,143
Roche Holdings, Inc.
Ω	0.991%, 03/05/26		7,209	7,069,122
UBS Group AG
	4.125%, 09/24/25		3,000	3,277,769
#	4.125%, 04/15/26		5,000	5,503,268

TOTAL SWITZERLAND				24,805,133

UNITED KINGDOM — (1.8%)
AstraZeneca PLC
	0.700%, 04/08/26		3,000	2,913,892
BAT International Finance PLC
Ω	3.950%, 06/15/25		2,000	2,157,288
#	1.668%, 03/25/26		4,500	4,450,153
BP Capital Markets PLC
	3.814%, 02/10/24		709	754,956
CNH Industrial Capital LLC
	4.375%, 04/05/22		3,000	3,045,412
	4.200%, 01/15/24		210	224,023
HSBC Holdings PLC
	3.600%, 05/25/23		775	810,057
Linde, Inc.
	1.200%, 02/12/24	EUR	6,625	7,903,372
Lloyds Banking Group PLC
	3.000%, 01/11/22		2,500	2,512,786
LSEGA Financing PLC
Ω	1.375%, 04/06/26		4,064	4,015,071
Natwest Group PLC
	4.800%, 04/05/26		1,000	1,121,195

DFA SHORT-DURATION REAL RETURN PORTFOLIO

CONTINUED

		Face
		Amount^	Value†
		(000)
UNITED KINGDOM — (Continued)
	Reynolds American, Inc.
	4.450%, 06/12/25	1,500	$1,636,491

	TOTAL UNITED KINGDOM		31,544,696

	UNITED STATES — (31.3%)
	AbbVie, Inc.
	3.450%, 03/15/22	7,800	7,848,013
	3.250%, 10/01/22	2,300	2,340,132
	2.900%, 11/06/22	1,000	1,022,729
	Aetna, Inc.
	2.750%, 11/15/22	825	839,222
	Aircastle Ltd.
Ω	5.250%, 08/11/25	3,000	3,315,294
	Albemarle Corp.
	4.150%, 12/01/24	600	649,192
	Amazon.com, Inc.
	1.000%, 05/12/26	1,500	1,487,092
	American Express Co.
	2.500%, 08/01/22	7,383	7,482,705
	American Tower Corp.
	1.600%, 04/15/26	3,500	3,480,880
	Ameriprise Financial, Inc.
#	2.875%, 09/15/26	1,000	1,060,048
	AmerisourceBergen Corp.
#	3.400%, 05/15/24	4,000	4,234,424
	Amgen, Inc.
	2.600%, 08/19/26	3,480	3,635,565
	Anthem, Inc.
	3.125%, 05/15/22	1,907	1,934,737
#	1.500%, 03/15/26	2,000	2,000,661
	Aon PLC
	3.500%, 06/14/24	200	212,010
	Apple, Inc.
	0.700%, 02/08/26	3,120	3,058,331
	Ares Capital Corp.
	3.250%, 07/15/25	4,860	5,054,716
#	3.875%, 01/15/26	6,000	6,364,327
	2.150%, 07/15/26	500	495,156
	Arrow Electronics, Inc.
	3.250%, 09/08/24	1,400	1,470,826
	AT&T, Inc.
#	3.000%, 06/30/22	620	627,323
	Autodesk, Inc.
	3.600%, 12/15/22	1,000	1,024,534
	Avnet, Inc.
	4.625%, 04/15/26	5,000	5,522,031
	Baker Hughes a GE Co. LLC/Baker Hughes Co-Obligor, Inc.
	2.773%, 12/15/22	3,000	3,067,254
	Baltimore Gas & Electric Co.
	3.350%, 07/01/23	610	633,375

			Face
			Amount^	Value†
			(000)
UNITED STATES — (Continued)
	Bank of America Corp.
	3.300%, 01/11/23		500	$516,648
	3.500%, 04/19/26		3,000	3,239,509
	Berkshire Hathaway, Inc.
	0.750%, 03/16/23	EUR	600	701,339
	Boeing Co.
#	2.800%, 03/01/23		3,300	3,376,865
	2.600%, 10/30/25		2,765	2,831,403
	Booking Holdings, Inc.
	2.750%, 03/15/23		4,500	4,625,096
	3.650%, 03/15/25		1,697	1,825,519
	BP Capital Markets America, Inc.
#	3.119%, 05/04/26		1,244	1,330,557
	Bristol-Myers Squibb Co.
	2.750%, 02/15/23		5,500	5,650,549
	Broadcom, Inc.
	4.700%, 04/15/25		4,350	4,802,747
	4.250%, 04/15/26		4,000	4,398,971
	Brown & Brown, Inc.
	4.200%, 09/15/24		10,428	11,256,835
	Bunge Ltd. Finance Corp.
	3.000%, 09/25/22		3,000	3,061,055
	4.350%, 03/15/24		5,034	5,409,188
	1.630%, 08/17/25		400	401,434
	Campbell Soup Co.
#	2.500%, 08/02/22		1,000	1,015,119
#	3.650%, 03/15/23		3,143	3,262,499
	Capital One Financial Corp.
#	3.200%, 01/30/23		6,000	6,182,866
	3.200%, 02/05/25		1,900	2,009,990
	Cargill, Inc.
Ω	0.750%, 02/02/26		900	877,329
	Caterpillar Financial Services Corp.
#	2.625%, 03/01/23		500	514,135
	Chevron Corp.
	2.498%, 03/03/22		4,680	4,706,543
	2.954%, 05/16/26		4,100	4,369,162
	Chevron USA, Inc.
	0.687%, 08/12/25		1,000	982,821
	Church & Dwight Co., Inc.
	2.875%, 10/01/22		1,000	1,022,576
	Cigna Corp.
	3.750%, 07/15/23		1,084	1,137,584
#	1.250%, 03/15/26		10,000	9,887,161
	Citigroup, Inc.
	4.500%, 01/14/22		115	115,920
	3.875%, 10/25/23		530	563,186
	3.700%, 01/12/26		2,000	2,169,328
	3.400%, 05/01/26		6,000	6,456,960
	3.200%, 10/21/26		1,000	1,063,130
	Citizens Bank NA
	3.700%, 03/29/23		8,178	8,509,218

DFA SHORT-DURATION REAL RETURN PORTFOLIO

CONTINUED

		Face
		Amount^	Value†
		(000)
UNITED STATES — (Continued)
	CNA Financial Corp.
	3.950%, 05/15/24	3,000	$3,194,425
	Comcast Cable Communications Holdings, Inc.
	9.455%, 11/15/22	1,159	1,268,350
	Conagra Brands, Inc.
	3.200%, 01/25/23	1,083	1,109,891
	Constellation Brands, Inc.
	3.200%, 02/15/23	1,706	1,756,600
	Crown Castle International Corp.
#	1.050%, 07/15/26	4,000	3,872,664
	CVS Health Corp.
	3.500%, 07/20/22	2,500	2,540,047
	2.750%, 12/01/22	2,500	2,545,298
	Discover Financial Services
	3.750%, 03/04/25	250	267,223
	Discovery Communications LLC
	3.450%, 03/15/25	200	212,322
	4.900%, 03/11/26	2,000	2,254,531
	Dollar General Corp.
	3.250%, 04/15/23	2,320	2,392,263
	Dollar Tree, Inc.
	3.700%, 05/15/23	8,393	8,748,750
	Duke Energy Corp.
	2.400%, 08/15/22	1,357	1,375,895
	2.650%, 09/01/26	2,900	3,028,654
	E*TRADE Financial Corp.
	2.950%, 08/24/22	8,280	8,436,138
	eBay, Inc.
	2.750%, 01/30/23	417	427,349
	Edison International
	2.400%, 09/15/22	300	303,706
	2.950%, 03/15/23	2,998	3,059,687
	4.950%, 04/15/25	5,257	5,766,687
	Energy Transfer LP
	3.450%, 01/15/23	53	54,236
	4.750%, 01/15/26	1,000	1,107,157
	Enterprise Products Operating LLC
#	3.350%, 03/15/23	1,200	1,237,389
	3.700%, 02/15/26	357	387,035
	Equifax, Inc.
	3.950%, 06/15/23	5,000	5,244,805
	Equinix, Inc.
	1.450%, 05/15/26	400	395,244
	ERAC USA Finance LLC
Ω	3.850%, 11/15/24	1,000	1,070,805
	Exelon Generation Co. LLC
	3.250%, 06/01/25	4,000	4,227,728
	Exxon Mobil Corp.
	2.397%, 03/06/22	6,161	6,184,514
	3.043%, 03/01/26	3,000	3,200,772

		Face
		Amount^	Value†
		(000)
UNITED STATES — (Continued)
	Fidelity & Guaranty Life Holdings, Inc.
Ω	5.500%, 05/01/25	4,000	$4,505,396
	Fidelity National Information Services, Inc.
	1.150%, 03/01/26	1,600	1,567,982
	Fifth Third Bancorp
	3.500%, 03/15/22	2,000	2,018,237
	Flex Ltd.
	5.000%, 02/15/23	8,000	8,422,968
	3.750%, 02/01/26	250	268,688
	Franklin Resources, Inc.
	2.850%, 03/30/25	1,700	1,788,680
	GE Capital Funding LLC
	3.450%, 05/15/25	3,125	3,342,404
	General Mills, Inc.
	2.600%, 10/12/22	4,385	4,463,828
	General Motors Financial Co., Inc.
	3.250%, 01/05/23	500	513,553
#	2.750%, 06/20/25	6,300	6,541,144
#	1.250%, 01/08/26	1,640	1,608,692
	Gilead Sciences, Inc.
#	3.650%, 03/01/26	1,000	1,084,290
	Global Payments, Inc.
	3.750%, 06/01/23	4,480	4,655,483
	2.650%, 02/15/25	2,500	2,590,344
	1.200%, 03/01/26	500	488,128
	Goldman Sachs Group, Inc.
	5.750%, 01/24/22	5,500	5,568,276
	3.625%, 01/22/23	205	212,498
	3.750%, 05/22/25	1,500	1,609,961
	3.750%, 02/25/26	1,800	1,950,813
	Halliburton Co.
	3.500%, 08/01/23	500	521,059
	Harley-Davidson Financial Services, Inc.
Ω	2.550%, 06/09/22	2,924	2,951,918
#Ω	3.350%, 02/15/23	500	514,154
	Hewlett Packard Enterprise Co.
	4.450%, 10/02/23	1,000	1,063,669
	1.750%, 04/01/26	1,000	1,006,460
	HP, Inc.
	2.200%, 06/17/25	5,500	5,641,667
	International Business Machines Corp.
	3.300%, 05/15/26	6,000	6,472,767
	J M Smucker Co.
	3.500%, 03/15/25	1,000	1,070,790
	JPMorgan Chase & Co.
	3.250%, 09/23/22	2,422	2,484,711
	3.200%, 06/15/26	9,500	10,138,392
	Kellogg Co.
	3.250%, 04/01/26	545	582,797

DFA SHORT-DURATION REAL RETURN PORTFOLIO

CONTINUED

	Face
	Amount^	Value†
	(000)
UNITED STATES — (Continued)
Kroger Co.
3.400%, 04/15/22	1,000	$1,006,287
2.800%, 08/01/22	500	508,056
Laboratory Corp. of America Holdings
4.000%, 11/01/23	5,000	5,274,991
Lazard Group LLC
3.750%, 02/13/25	1,000	1,071,838
LyondellBasell Industries NV
5.750%, 04/15/24	240	264,591
Manufacturers & Traders Trust Co.
2.900%, 02/06/25	1,500	1,578,216
Marathon Petroleum Corp.
4.500%, 05/01/23	4,410	4,632,482
4.700%, 05/01/25	3,200	3,535,528
Marsh & McLennan Cos., Inc.
2.750%, 01/30/22	1,500	1,505,689
McKesson Corp.
2.700%, 12/15/22	2,451	2,495,493
2.850%, 03/15/23	1,220	1,248,203
Merck & Co., Inc.
# 0.750%, 02/24/26	4,000	3,920,658
Micron Technology, Inc.
2.497%, 04/24/23	550	565,152
Microsoft Corp.
2.375%, 02/12/22	14,000	14,049,408
Morgan Stanley
3.125%, 01/23/23	5,400	5,568,072
Mosaic Co.
3.250%, 11/15/22	1,000	1,024,849
MPLX LP
4.875%, 12/01/24	1,330	1,457,981
Mylan, Inc.
4.200%, 11/29/23	200	211,737
National Rural Utilities Cooperative Finance Corp.
1.000%, 06/15/26	1,800	1,769,405
National Securities Clearing Corp.
0.750%, 12/07/25	500	488,237
NetApp, Inc.
3.250%, 12/15/22	2,000	2,033,320
Nucor Corp.
# 2.000%, 06/01/25	2,000	2,041,596
Omnicom Group, Inc./Omnicom Capital, Inc.
3.600%, 04/15/26	2,250	2,430,229
Oracle Corp.
2.500%, 10/15/22	2,000	2,036,516
1.650%, 03/25/26	4,000	4,012,772
PACCAR Financial Corp.
# 2.650%, 05/10/22	4,750	4,810,587

		Face
		Amount^	Value†
		(000)
UNITED STATES — (Continued)
Penske Truck Leasing Co. LP/PTL Finance Corp.
Ω	3.375%, 02/01/22	1,605	$1,608,839
Ω	4.250%, 01/17/23	822	856,190
Ω	4.125%, 08/01/23	700	736,591
Ω	4.450%, 01/29/26	1,572	1,735,131
Perrigo Finance Unlimited Co.
	3.900%, 12/15/24	500	528,778
Philip Morris International, Inc.
#	2.375%, 08/17/22	200	202,861
	2.750%, 02/25/26	1,189	1,250,010
Phillips 66 Partners LP
	2.450%, 12/15/24	3,393	3,498,090
	3.605%, 02/15/25	3,333	3,535,619
PPG Industries, Inc.
	1.200%, 03/15/26	3,500	3,439,222
Principal Financial Group, Inc.
	3.300%, 09/15/22	1,516	1,553,400
	3.125%, 05/15/23	890	922,091
Public Storage
	0.875%, 02/15/26	1,000	980,133
PulteGroup, Inc.
	5.500%, 03/01/26	1,000	1,146,950
Reinsurance Group of America, Inc.
	4.700%, 09/15/23	4,600	4,915,892
Ross Stores, Inc.
	4.600%, 04/15/25	1,000	1,105,457
Ryder System, Inc.
	2.875%, 06/01/22	383	387,540
	3.400%, 03/01/23	1,200	1,241,678
Santander Holdings USA, Inc.
	3.500%, 06/07/24	1,550	1,636,618
Sempra Energy
	4.050%, 12/01/23	735	778,337
Sherwin-Williams Co.
	2.750%, 06/01/22	207	209,202
Southern Power Co.
	2.500%, 12/15/21	539	539,426
Southwest Airlines Co.
	4.750%, 05/04/23	1,000	1,058,196
	5.250%, 05/04/25	3,000	3,363,321
Southwestern Electric Power Co.
#	1.650%, 03/15/26	7,381	7,380,815
Steel Dynamics, Inc.
	2.400%, 06/15/25	100	103,037
Sysco Corp.
	3.550%, 03/15/25	5,567	5,955,749
United Parcel Service, Inc.
	2.450%, 10/01/22	300	305,810

DFA SHORT-DURATION REAL RETURN PORTFOLIO

CONTINUED

		Face
		Amount^	Value†
		(000)
UNITED STATES — (Continued)
UnitedHealth Group, Inc.
1.150%, 05/15/26		500	$495,135
Utah Acquisition Sub, Inc.
3.950%, 06/15/26		700	761,342
Valero Energy Corp.
2.850%, 04/15/25		2,200	2,299,565
Ventas Realty LP
2.650%, 01/15/25		800	830,119
Verizon Communications, Inc.
3.376%, 02/15/25		1,000	1,068,388
1.450%, 03/20/26		5,800	5,785,244
VF Corp.
2.400%, 04/23/25		5,700	5,899,266
ViacomCBS, Inc.
3.500%, 01/15/25		100	106,262
4.750%, 05/15/25		6,900	7,655,593
Visa, Inc.
3.150%, 12/14/25		571	613,534
VMware, Inc.
1.400%, 08/15/26		6,725	6,624,309
Vornado Realty LP
2.150%, 06/01/26		1,500	1,510,674
Walgreens Boots Alliance, Inc.
3.450%, 06/01/26		677	725,685
Walt Disney Co.
1.750%, 01/13/26		2,638	2,676,276
Waste Management, Inc.
2.400%, 05/15/23		200	205,005
Wells Fargo & Co.
2.094%, 04/25/22	CAD	1,000	814,003
3.000%, 04/22/26		9,000	9,525,621
2.975%, 05/19/26	CAD	1,000	829,864
Western Union Co.
1.350%, 03/15/26		11,347	11,110,875
Whirlpool Corp.
3.700%, 03/01/23		2,170	2,256,023
Williams Cos., Inc.
3.700%, 01/15/23		3,190	3,280,241

	Face
	Amount^	Value†
	(000)
UNITED STATES — (Continued)
3.900%, 01/15/25	2,161	$2,322,475
Zimmer Biomet Holdings, Inc.
# 3.150%, 04/01/22	950	956,272
3.550%, 04/01/25	800	851,407
3.050%, 01/15/26	2,000	2,112,631
Zoetis, Inc.
3.250%, 02/01/23	2,476	2,541,678

TOTAL UNITED STATES		532,828,096

TOTAL BONDS		1,507,267,971

U.S. TREASURY OBLIGATIONS — (10.6%)
U.S. Treasury Inflation Indexed Bonds
0.125%, 04/15/26	2,816	3,065,861
U.S. Treasury Notes
0.500%, 02/28/26	11,000	10,716,406
0.750%, 03/31/26	19,000	18,691,250
0.750%, 04/30/26	4,000	3,932,344
0.750%, 05/31/26	110,000	108,062,109
0.875%, 06/30/26	25,000	24,671,875
United States Treasury Inflation Indexed Bonds
0.125%, 10/15/25	10,016	10,882,173

TOTAL U.S. TREASURY OBLIGATIONS		180,022,018

TOTAL INVESTMENT SECURITIES (Cost $1,685,080,432)		1,687,289,989

	Shares
SECURITIES LENDING COLLATERAL — (1.0%)
@§ The DFA Short Term Investment Fund	1,473,660	17,050,247

TOTAL INVESTMENTS — (100.0%) (Cost $1,702,130,318)		$1,704,340,236

As of October 31, 2021, DFA Short-Duration Real Return Portfolio had entered into the following forward currency contracts and the net unrealized forward currency gain (loss) is reflected in the accompanying financial statements:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Foreign Exchange Appreciation (Depreciation)
AUD	2,489,275	USD	1,869,816	State Street Bank and Trust	01/06/22	$3,196
USD	73,182,493	NOK	615,904,399	Morgan Stanley and Co. International	01/10/22	320,921
USD	4,039,150	GBP	2,944,561	HSBC Bank	01/14/22	8,144
USD	7,345,012	EUR	6,296,266	Morgan Stanley and Co. International	01/14/22	52,530

DFA SHORT-DURATION REAL RETURN PORTFOLIO

CONTINUED

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Foreign Exchange Appreciation (Depreciation)
USD	17,243,763	EUR	14,834,600	State Street Bank and Trust	01/14/22	$61,984
USD	17,274,313	EUR	14,831,912	State Street Bank and Trust	01/25/22	91,813
USD	1,570,602	CAD	1,940,509	State Street Bank and Trust	01/26/22	2,459

Total Appreciation						$541,047
USD	16,451,190	CAD	20,637,142	Barclays Capital	11/10/21	$(223,828)
CAD	6,390,808	USD	5,177,777	Citibank NA	11/10/21	(13,940)
USD	56,067,653	CAD	71,006,072	HSBC Bank	11/10/21	(1,305,966)
USD	1,170,230	SEK	10,209,548	HSBC Bank	11/15/21	(18,705)
USD	58,213,308	CAD	73,772,695	HSBC Bank	11/17/21	(1,395,535)
USD	8,583,200	AUD	11,948,758	HSBC Bank	12/22/21	(406,994)
USD	10,409,732	GBP	7,678,352	HSBC Bank	12/22/21	(100,791)
USD	4,751,815	GBP	3,525,390	Morgan Stanley and Co. International	12/22/21	(73,920)
USD	16,727,304	AUD	22,305,749	Citibank NA	12/31/21	(56,025)
USD	21,005,690	NZD	30,478,941	Australia & New Zealand Banking Group Ltd.	01/05/22	(813,173)
NZD	404,741	USD	291,234	Australia & New Zealand Banking Group Ltd.	01/05/22	(1,493)
USD	142,584,384	AUD	195,121,435	HSBC Bank	01/06/22	(4,231,375)
USD	24,217,278	CAD	29,992,249	State Street Bank and Trust	01/26/22	(19,726)

Total (Depreciation)						$(8,661,471)

Total Appreciation (Depreciation)						$(8,120,424)

As of October 31, 2021, DFA Short-Duration Real Return Portfolio had entered into the following outstanding Inflation Swaps:

Counterparty	Payments made by Fund	Payments received by Fund	Payment Frequency	Notional Amount	Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value	Unrealized Appreciation (Depreciation)
Bank of America Corp	2.933% Fixed	CPI	Maturity	USD 48,000,000	08/17/23	—	—	$856,816	$856,816
Bank of America Corp	2.905% Fixed	CPI	Maturity	USD 21,000,000	10/08/24	—	—	256,281	256,281
Bank of America Corp	2.889% Fixed	CPI	Maturity	USD 20,000,000	08/04/24	—	—	463,911	463,911
Bank of America Corp	2.820% Fixed	CPI	Maturity	USD 44,000,000	09/03/24	—	—	798,291	798,291
Bank of America Corp	2.736% Fixed	CPI	Maturity	USD 54,000,000	07/29/26	—	—	1,629,198	1,629,198
Bank of America Corp	2.712% Fixed	CPI	Maturity	USD 25,000,000	06/07/26	—	—	1,023,574	1,023,574
Bank of America Corp	2.699% Fixed	CPI	Maturity	USD 24,000,000	07/27/26	—	—	780,558	780,558
Bank of America Corp	2.608% Fixed	CPI	Maturity	USD 44,000,000	06/17/26	—	—	1,959,492	1,959,492
Bank of America Corp	2.602% Fixed	CPI	Maturity	USD 60,000,000	07/09/26	—	—	2,452,626	2,452,626
Bank of America Corp	2.581% Fixed	CPI	Maturity	USD 31,000,000	04/16/26	—	—	1,614,381	1,614,381
Bank of America Corp	2.580% Fixed	CPI	Maturity	USD 29,000,000	06/15/26	—	—	1,344,827	1,344,827
Bank of America Corp	2.495% Fixed	CPI	Maturity	USD 43,000,000	03/16/26	—	—	2,476,281	2,476,281

DFA SHORT-DURATION REAL RETURN PORTFOLIO

CONTINUED

Counterparty	Payments made by Fund	Payments received by Fund	Payment Frequency	Notional Amount	Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value	Unrealized Appreciation (Depreciation)
Bank of America Corp	2.340% Fixed	CPI	Maturity	USD 21,000,000	09/26/23	—	—	$766,285	$766,285
Bank of America Corp	2.213% Fixed	CPI	Maturity	USD 23,000,000	01/21/22	—	—	917,331	917,331
Bank of America Corp	2.208% Fixed	CPI	Maturity	USD 26,000,000	02/01/23	—	—	1,018,457	1,018,457
Bank of America Corp	1.598% Fixed	CPI	Maturity	USD 42,000,000	07/23/23	—	—	3,569,635	3,569,635
Bank of America Corp	1.310% Fixed	CPI	Maturity	USD 38,000,000	06/24/24	—	—	4,079,872	4,079,872
Citibank, N.A	3.255% Fixed	CPI	Maturity	USD 57,000,000	10/19/23	—	—	259,437	259,437
Citibank, N.A	2.965% Fixed	CPI	Maturity	USD 20,000,000	09/01/23	—	—	272,322	272,322
Citibank, N.A	2.539% Fixed	CPI	Maturity	USD 30,000,000	04/07/26	—	—	1,641,373	1,641,373
Citibank, N.A	2.255% Fixed	CPI	Maturity	USD 29,000,000	02/19/22	—	—	1,182,847	1,182,847
Citibank, N.A	2.220% Fixed	CPI	Maturity	USD 38,000,000	01/27/22	—	—	1,546,908	1,546,908
Citibank, N.A	2.196% Fixed	CPI	Maturity	USD 24,000,000	05/31/23	—	—	1,016,446	1,016,446
Citibank, N.A	2.182% Fixed	CPI	Maturity	USD 23,000,000	01/19/23	—	—	934,954	934,954
Citibank, N.A	2.041% Fixed	CPI	Maturity	USD 24,000,000	10/17/22	—	—	1,218,211	1,218,211
Citibank, N.A	1.998% Fixed	CPI	Maturity	USD 23,000,000	12/10/23	—	—	1,332,907	1,332,907
Citibank, N.A	1.485% Fixed	CPI	Maturity	USD 25,000,000	11/24/21	—	—	968,179	968,179
Citibank, N.A	1.303% Fixed	CPI	Maturity	USD 25,000,000	06/22/25	—	—	3,092,578	3,092,578
Citibank, N.A	1.213% Fixed	CPI	Maturity	USD 30,000,000	11/03/21	—	—	1,214,404	1,214,404
Citibank, N.A	0.530% Fixed	CPI	Maturity	USD 35,000,000	03/11/22	—	—	2,365,239	2,365,239
Deutsche Bank AG	2.860% Fixed	CPI	Maturity	USD 30,000,000	09/24/23	—	—	397,632	397,632
Deutsche Bank AG	2.778% Fixed	CPI	Maturity	USD 36,000,000	05/07/26	—	—	1,460,388	1,460,388
Deutsche Bank AG	2.748% Fixed	CPI	Maturity	USD 25,000,000	05/17/26	—	—	1,038,942	1,038,942
Deutsche Bank AG	2.735% Fixed	CPI	Maturity	USD 31,000,000	05/27/26	—	—	1,279,026	1,279,026
Deutsche Bank AG	2.710% Fixed	CPI	Maturity	USD 27,000,000	05/25/26	—	—	1,158,980	1,158,980
Deutsche Bank AG	2.698% Fixed	CPI	Maturity	USD 32,000,000	06/08/26	—	—	1,324,918	1,324,918
Deutsche Bank AG	2.695% Fixed	CPI	Maturity	USD 32,000,000	09/24/25	—	—	657,364	657,364
Deutsche Bank AG	2.623% Fixed	CPI	Maturity	USD 40,000,000	07/14/26	—	—	1,555,813	1,555,813
Deutsche Bank AG	2.588% Fixed	CPI	Maturity	USD 40,000,000	06/24/26	—	—	1,774,694	1,774,694
Deutsche Bank AG	2.508% Fixed	CPI	Maturity	USD 40,000,000	04/12/26	—	—	2,252,086	2,252,086
Deutsche Bank AG	2.423% Fixed	CPI	Maturity	USD 45,000,000	03/08/26	—	—	2,778,397	2,778,397
Deutsche Bank AG	2.420% Fixed	CPI	Maturity	USD 20,000,000	03/05/26	—	—	1,236,287	1,236,287
Deutsche Bank AG	2.325% Fixed	CPI	Maturity	USD 42,000,000	03/02/26	—	—	2,809,357	2,809,357
Deutsche Bank AG	2.210% Fixed	CPI	Maturity	USD 45,000,000	02/17/22	—	—	1,851,364	1,851,364
Deutsche Bank AG	2.193% Fixed	CPI	Maturity	USD 48,000,000	01/13/22	—	—	1,866,497	1,866,497
Deutsche Bank AG	2.186% Fixed	CPI	Maturity	USD 28,000,000	01/15/23	—	—	1,395,752	1,395,752
Deutsche Bank AG	1.938% Fixed	CPI	Maturity	USD 25,000,000	09/08/22	—	—	1,364,658	1,364,658
Deutsche Bank AG	1.540% Fixed	CPI	Maturity	USD 20,000,000	07/15/25	—	—	2,330,790	2,330,790

DFA SHORT-DURATION REAL RETURN PORTFOLIO

CONTINUED

Counterparty	Payments made by Fund	Payments received by Fund	Payment Frequency	Notional Amount	Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value	Unrealized Appreciation (Depreciation)
Deutsche Bank AG	1.518% Fixed	CPI	Maturity	USD 34,000,000	07/20/24	—	—	$3,531,431	$3,531,431

Total Appreciation								$75,117,997	$75,117,997
Citibank, N.A.	3.590% Fixed	CPI	Maturity	USD 28,000,000	10/29/23	—	—	(60,228)	(60,228)
Citibank, N.A.	3.546% Fixed	CPI	Maturity	USD 30,000,000	11/01/23	—	—	(39,070)	(39,070)
Deutsche Bank AG	3.345% Fixed	CPI	Maturity	USD 30,000,000	11/01/24	—	—	(42,517)	(42,517)

Total (Depreciation)								$(141,815)	$(141,815)

Total Appreciation (Depreciation)								$74,976,182	$74,976,182

Summary of the Portfolio’s investments as of October 31, 2021, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Bonds
Australia	—	$170,849,706	—	$170,849,706
Austria	—	972,690	—	972,690
Belgium	—	406,372	—	406,372
Canada	—	257,311,396	—	257,311,396
Denmark	—	1,384,573	—	1,384,573
France	—	22,898,131	—	22,898,131
Germany	—	56,173,352	—	56,173,352
Ireland	—	10,789,205	—	10,789,205
Italy	—	14,997,356	—	14,997,356
Japan	—	76,523,596	—	76,523,596
Netherlands	—	31,414,014	—	31,414,014
New Zealand	—	21,363,331	—	21,363,331
Norway	—	51,090,105	—	51,090,105
Spain	—	5,845,614	—	5,845,614
Supranational Organization Obligations	—	170,866,519	—	170,866,519
Sweden	—	25,204,086	—	25,204,086
Switzerland	—	24,805,133	—	24,805,133
United Kingdom	—	31,544,696	—	31,544,696
United States	—	532,828,096	—	532,828,096
U.S. Treasury Obligations	—	180,022,018	—	180,022,018
Securities Lending Collateral	—	17,050,247	—	17,050,247
Forward Currency Contracts**	—	(8,120,424)	—	(8,120,424)
Swap Agreements**	—	74,976,182	—	74,976,182

TOTAL	—	$1,771,195,994	—	$1,771,195,994

**	Valued at the unrealized appreciation/(depreciation) on the investment.

See accompanying Notes to Financial Statements.

DFA GLOBAL CORE PLUS REAL RETURN PORTFOLIO

SCHEDULE OF INVESTMENTS

October 31, 2021

	Face Amount^		Value†
	(000)
AGENCY OBLIGATIONS — (8.7%)
Federal National Mortgage Association
2.500%, 11/01/36		1,950	$2,026,248
2.000%, 11/01/51		6,290	6,289,877
2.500%, 11/01/51		6,140	6,305,852
3.000%, 11/01/51		5,920	6,175,763
Government National Mortgage Association
3.000%, 11/01/51		4,230	4,392,260

TOTAL AGENCY OBLIGATIONS			25,190,000

BONDS — (88.7%)
AUSTRALIA — (5.7%)
Australia Government Bond
1.000%, 11/21/31	AUD	650	440,472
Commonwealth Bank of Australia
Ω 1.875%, 09/15/31		200	194,721
FMG Resources August 2006 Pty Ltd.
Ω 4.500%, 09/15/27		750	783,750
Glencore Funding LLC
Ω 2.500%, 09/01/30		600	586,887
Macquarie Group Ltd.
0.350%, 03/03/28	EUR	500	566,038
National Australia Bank Ltd.
1.375%, 08/30/28	EUR	200	245,790
New South Wales Treasury Corp.
2.000%, 03/20/31	AUD	3,100	2,269,171
1.500%, 02/20/32	AUD	4,660	3,202,432
Queensland Treasury Corp.
Ω 1.500%, 08/20/32	AUD	1,700	1,159,463
South Australian Government Financing Authority
1.750%, 05/24/32	AUD	1,200	842,607
Treasury Corp. of Victoria
2.250%, 11/20/34	AUD	4,090	2,921,997
Westpac Banking Corp.
1.125%, 09/05/27	EUR	730	883,129
2.150%, 06/03/31		2,600	2,593,502

TOTAL AUSTRALIA			16,689,959

BELGIUM — (0.6%)
Anheuser-Busch InBev SA/NV
2.000%, 03/17/28	EUR	470	595,775

	Face Amount^		Value†
	(000)
BELGIUM — (Continued)
Euroclear Investments SA
1.125%, 12/07/26	EUR	900	$1,089,489

TOTAL BELGIUM			1,685,264

CANADA — (12.7%)
Brookfield Finance, Inc.
4.850%, 03/29/29		600	699,911
Canadian Natural Resources Ltd.
2.950%, 07/15/30		500	515,293
Cenovus Energy, Inc.
4.400%, 04/15/29		400	447,310
CPPIB Capital, Inc.
1.125%, 12/14/29	GBP	2,350	3,169,229
Fairfax Financial Holdings Ltd.
4.625%, 04/29/30		500	560,691
Masonite International Corp.
Ω 3.500%, 02/15/30		1,000	975,940
Province of Alberta Canada
2.050%, 06/01/30	CAD	3,000	2,386,183
1.650%, 06/01/31	CAD	2,500	1,900,311
Province of British Columbia Canada
1.550%, 06/18/31	CAD	3,300	2,505,398
5.400%, 06/18/35	CAD	800	862,857
Province of Manitoba Canada
2.050%, 06/02/30	CAD	1,200	955,511
2.050%, 06/02/31	CAD	4,990	3,935,633
Province of Nova Scotia Canada
2.000%, 09/01/30	CAD	2,750	2,177,069
5.800%, 06/01/33	CAD	500	537,480
Province of Ontario Canada
2.150%, 06/02/31	CAD	1,300	1,035,777
5.600%, 06/02/35	CAD	3,500	3,810,860
4.600%, 06/02/39	CAD	600	612,910
Province of Quebec Canada
1.900%, 09/01/30	CAD	3,200	2,524,525
1.500%, 09/01/31	CAD	1,500	1,128,963
5.000%, 12/01/38	CAD	400	427,363
Province of Saskatchewan Canada
2.200%, 06/02/30	CAD	3,000	2,418,277
2.150%, 06/02/31	CAD	2,500	1,989,718
TransCanada PipeLines Ltd.
4.625%, 03/01/34		1,000	1,173,472

TOTAL CANADA			36,750,681

FINLAND — (1.8%)
Nokia Oyj
4.375%, 06/12/27		900	967,500

DFA GLOBAL CORE PLUS REAL RETURN PORTFOLIO

CONTINUED

	Face Amount^		Value†
	(000)
FINLAND — (Continued)
Nordea Bank Abp
0.500%, 05/14/27	EUR	1,300	$1,523,779
OP Corporate Bank PLC
0.100%, 11/16/27	EUR	2,450	2,788,997

TOTAL FINLAND			5,280,276

FRANCE — (3.5%)
Banque Federative du Credit Mutuel SA
1.250%, 06/03/30	EUR	500	596,797
BNP Paribas SA
1.375%, 05/28/29	EUR	500	603,914
1.250%, 07/13/31	GBP	200	252,972
BPCE SA
0.250%, 01/14/31	EUR	500	552,805
Dexia Credit Local SA
0.000%, 01/21/28	EUR	800	912,533
Electricite de France SA
6.125%, 06/02/34	GBP	300	581,321
SNCF Reseau
5.250%, 12/07/28	GBP	750	1,297,242
5.250%, 01/31/35	GBP	650	1,268,892
Societe Generale SA
0.750%, 01/25/27	EUR	500	580,880
Societe Nationale SNCF SA
1.500%, 02/02/29	EUR	900	1,122,298
TotalEnergies Capital International SA
1.405%, 09/03/31	GBP	1,000	1,321,530
Vinci SA
2.750%, 09/15/34	GBP	700	1,054,849

TOTAL FRANCE			10,146,033

GERMANY — (1.4%)
Allianz Finance II BV
1.500%, 01/15/30	EUR	900	1,135,655
Bayer Capital Corp. BV
2.125%, 12/15/29	EUR	500	636,062
Daimler International Finance BV
0.625%, 05/06/27	EUR	500	588,612
Deutsche Bank AG
1.750%, 01/17/28	EUR	400	483,710
Deutsche Telekom AG
3.125%, 02/06/34	GBP	320	486,664
Fresenius Medical Care U.S. Finance III, Inc.
Ω 2.375%, 02/16/31		750	723,801

TOTAL GERMANY			4,054,504

	Face Amount^		Value†
	(000)
ITALY — (0.2%)
Intesa Sanpaolo SpA
2.500%, 01/15/30	GBP	400	$552,279

JAPAN — (2.4%)
7-Eleven, Inc.
Ω 1.800%, 02/10/31		1,300	1,233,424
Aircastle Ltd.
Ω 2.850%, 01/26/28		400	402,759
Japan Government Twenty Year Bond
2.100%, 09/20/28	JPY	106,000	1,067,022
1.500%, 03/20/34	JPY	70,000	711,743
1.200%, 09/20/35	JPY	40,000	396,066
Mitsubishi UFJ Financial Group, Inc.
3.195%, 07/18/29		1,000	1,059,624
Nomura Holdings, Inc.
2.172%, 07/14/28		1,000	980,332
Sumitomo Mitsui Financial Group, Inc.
2.724%, 09/27/29		1,000	1,025,372

TOTAL JAPAN			6,876,342

LUXEMBOURG — (0.6%)
Grand City Properties
0.125%, 01/11/28	EUR	900	990,879
Nestle Finance International Ltd.
0.125%, 11/12/27	EUR	600	690,513

TOTAL LUXEMBOURG			1,681,392

NETHERLANDS — (2.9%)
BAT Netherlands Finance BV
3.125%, 04/07/28	EUR	100	128,792
Cooperatieve Rabobank UA
4.550%, 08/30/29	GBP	700	1,175,515
E.ON International Finance BV
6.375%, 06/07/32	GBP	250	476,582
ING Groep NV
2.000%, 09/20/28	EUR	500	630,363
JAB Holdings BV
2.000%, 05/18/28	EUR	500	618,067
Nederlandse Waterschapsbank NV
3.300%, 05/02/29	AUD	500	398,175
Shell International Finance B.V.
0.125%, 11/08/27	EUR	850	971,094
Shell International Finance BV
1.250%, 05/12/28	EUR	1,050	1,278,267
1.000%, 12/10/30	GBP	1,000	1,275,864

DFA GLOBAL CORE PLUS REAL RETURN PORTFOLIO

CONTINUED

	Face Amount^		Value†
	(000)
NETHERLANDS — (Continued)
Stellantis NV
4.500%, 07/07/28	EUR	600	$848,606
WPC Eurobond BV
1.350%, 04/15/28	EUR	600	707,346

TOTAL NETHERLANDS			8,508,671

NEW ZEALAND — (1.2%)
New Zealand Government Bond
3.500%, 04/14/33	NZD	1,750	1,358,211
Westpac Securities NZ Ltd.
0.100%, 07/13/27	EUR	1,880	2,118,535

TOTAL NEW ZEALAND			3,476,746

NORWAY — (0.4%)
Kommunalbanken AS
1.125%, 06/14/30		1,300	1,243,034

SINGAPORE — (0.5%)
Singapore Government Bond
2.875%, 09/01/30	SGD	1,900	1,521,691

SPAIN — (0.2%)
Banco Santander SA
1.849%, 03/25/26		600	600,772

SUPRANATIONAL ORGANIZATION OBLIGATIONS — (3.0%)
Asian Development Bank
2.350%, 06/21/27	JPY	420,000	4,200,872
Inter-American Development Bank
1.000%, 08/04/28	AUD	2,000	1,380,360
International Bank for Reconstruction & Development
5.750%, 06/07/32	GBP	600	1,177,587
International Finance Corp.
3.150%, 06/26/29	AUD	300	238,064
1.500%, 04/15/35	AUD	2,500	1,616,257

TOTAL SUPRANATIONAL ORGANIZATION OBLIGATIONS			8,613,140

SWITZERLAND — (1.2%)
Credit Suisse Group AG
4.550%, 04/17/26		700	777,735
Novartis Capital Corp.
2.200%, 08/14/30		600	612,562
Roche Holdings, Inc.
Ω 2.375%, 01/28/27		2,000	2,073,738

TOTAL SWITZERLAND			3,464,035

	Face Amount^		Value†
	(000)
UNITED KINGDOM — (5.2%)
AstraZeneca PLC
4.000%, 01/17/29		600	$682,624
Barclays PLC
3.250%, 01/17/33	GBP	600	889,971
BAT International Finance PLC
2.250%, 06/26/28	GBP	400	535,585
British Telecommunications PLC
3.125%, 11/21/31	GBP	560	788,612
Centrica PLC
4.375%, 03/13/29	GBP	400	632,683
CNH Industrial Finance Europe SA
1.750%, 03/25/27	EUR	500	610,077
HSBC Holdings PLC
2.625%, 08/16/28	GBP	400	563,131
Lloyds Banking Group PLC
4.550%, 08/16/28		1,000	1,141,266
Network Rail Infrastructure Finance PLC
4.375%, 12/09/30	GBP	600	1,041,361
Royalty Pharma PLC
2.200%, 09/02/30		750	725,815
Southern Gas Networks PLC
1.250%, 12/02/31	GBP	500	624,065
SP Transmission PLC
2.000%, 11/13/31	GBP	435	600,822
Standard Chartered PLC
Ω 4.050%, 04/12/26		600	650,924
United Kingdom Gilt
0.375%, 10/22/30	GBP	600	777,404
0.250%, 07/31/31	GBP	1,600	2,028,064
0.625%, 07/31/35	GBP	1,450	1,846,776
Vodafone Group PLC
1.625%, 11/24/30	EUR	470	581,511
6.150%, 02/27/37		200	274,197

TOTAL UNITED KINGDOM			14,994,888

UNITED STATES — (45.2%)
AbbVie, Inc.
2.625%, 11/15/28	EUR	450	589,995
Activision Blizzard, Inc.
1.350%, 09/15/30		750	691,447
Advance Auto Parts, Inc.
3.900%, 04/15/30		650	716,914
AECOM
5.125%, 03/15/27		750	827,812
Ally Financial, Inc.
8.000%, 11/01/31		300	429,547
Alphabet, Inc.
1.100%, 08/15/30		2,000	1,875,657

DFA GLOBAL CORE PLUS REAL RETURN PORTFOLIO

CONTINUED

	Face Amount^		Value†
	(000)
UNITED STATES — (Continued)
Altria Group, Inc.
3.400%, 05/06/30		900	$942,314
Amazon.com, Inc.
1.200%, 06/03/27		2,000	1,967,174
2.100%, 05/12/31		600	604,909
American Campus Communities Operating Partnership LP
3.875%, 01/30/31		650	721,792
American International Group, Inc.
6.250%, 05/01/36		500	688,525
American Water Capital Corp.
3.450%, 06/01/29		600	650,159
Amgen, Inc.
4.000%, 09/13/29	GBP	356	565,613
Anthem, Inc.
2.875%, 09/15/29		650	681,776
Apple, Inc.
3.200%, 05/11/27		1,500	1,627,494
2.200%, 09/11/29		1,000	1,022,620
1.650%, 05/11/30		845	820,999
Arrow Electronics, Inc.
3.875%, 01/12/28		1,000	1,080,459
Assured Guaranty U.S. Holdings, Inc.
3.150%, 06/15/31		1,000	1,061,084
AT&T, Inc.
4.350%, 03/01/29		600	681,237
Atmos Energy Corp.
1.500%, 01/15/31		750	703,331
Automatic Data Processing, Inc.
1.250%, 09/01/30		500	472,015
Avnet, Inc.
4.625%, 04/15/26		700	773,084
Ball Corp.
5.250%, 07/01/25		500	557,415
2.875%, 08/15/30		400	384,500
Bath & Body Works, Inc.
5.250%, 02/01/28		600	646,800
Berkshire Hathaway Finance Corp.
1.850%, 03/12/30		2,000	1,978,159
Berkshire Hathaway, Inc.
0.437%, 04/15/31	JPY	310,000	2,710,268
Biogen, Inc.
2.250%, 05/01/30		700	690,714
BlackRock, Inc.
2.400%, 04/30/30		1,200	1,238,566
1.900%, 01/28/31		2,000	1,978,068
Boeing Co.
3.200%, 03/01/29		1,000	1,035,611

	Face Amount^		Value†
	(000)
UNITED STATES — (Continued)
Booking Holdings, Inc.
3.550%, 03/15/28		600	$664,964
Boston Properties LP
3.250%, 01/30/31		700	734,362
Boston Scientific Corp.
0.625%, 12/01/27	EUR	800	924,114
Broadcom, Inc.
Ω 3.187%, 11/15/36		550	540,674
Bunge Ltd Finance Corp.
3.750%, 09/25/27		650	710,517
Capital One Financial Corp.
1.650%, 06/12/29	EUR	500	602,746
Centene Corp.
3.000%, 10/15/30		800	813,104
Chevron Corp.
2.236%, 05/11/30		1,100	1,123,853
Chevron USA, Inc.
3.250%, 10/15/29		3,100	3,390,947
Cigna Corp.
4.375%, 10/15/28		600	687,812
Citrix Systems, Inc.
3.300%, 03/01/30		700	710,183
Clorox Co.
1.800%, 05/15/30		700	680,729
Comcast Corp.
5.500%, 11/23/29	GBP	350	612,384
ConocoPhillips
6.500%, 02/01/39		300	442,865
Continental Resources, Inc.
4.375%, 01/15/28		1,000	1,091,250
Costco Wholesale Corp.
1.600%, 04/20/30		1,000	973,831
1.750%, 04/20/32		2,400	2,339,120
Cox Communications, Inc.
Ω 3.500%, 08/15/27		650	703,494
Crown Castle International Corp.
3.800%, 02/15/28		600	657,917
CVS Health Corp.
3.250%, 08/15/29		650	694,768
CyrusOne LP/CyrusOne Finance Corp.
2.150%, 11/01/30		400	377,430
DCP Midstream Operating LP
5.375%, 07/15/25		500	552,500
Dentsply Sirona, Inc.
3.250%, 06/01/30		650	688,876
Discover Bank
4.650%, 09/13/28		600	690,722
Discovery Communications LLC
1.900%, 03/19/27	EUR	900	1,096,969
DXC Technology Co.
2.375%, 09/15/28		800	776,995

DFA GLOBAL CORE PLUS REAL RETURN PORTFOLIO

CONTINUED

	Face Amount^		Value†
	(000)
UNITED STATES — (Continued)
eBay, Inc.
1.400%, 05/10/26		488	$484,173
Edison International
4.125%, 03/15/28		650	696,015
Energy Transfer LP
3.750%, 05/15/30		750	799,374
EQM Midstream Partners LP
Ω 6.000%, 07/01/25		500	542,500
Equinix, Inc.
2.150%, 07/15/30		700	681,863
ERP Operating LP
4.150%, 12/01/28		600	678,963
Expedia Group, Inc.
3.250%, 02/15/30		650	668,266
Fidelity National Information
Services, Inc.
1.500%, 05/21/27	EUR	500	605,516
FirstEnergy Corp.
2.650%, 03/01/30		600	590,382
Five Corners Funding Trust II
Ω 2.850%, 05/15/30		500	517,612
Flowserve Corp.
2.800%, 01/15/32		1,000	978,117
Ford Motor Credit Co. LLC
4.134%, 08/04/25		350	369,687
2.900%, 02/16/28		250	247,812
5.113%, 05/03/29		250	277,812
Fox Corp.
4.709%, 01/25/29		900	1,039,833
Franklin Resources, Inc.
1.600%, 10/30/30		1,000	943,991
GATX Corp.
4.700%, 04/01/29		600	692,103
General Electric Co.
1.875%, 05/28/27	EUR	500	619,023
General Motors Financial Co., Inc.
5.650%, 01/17/29		600	717,563
GLP Capital LP/GLP Financing II, Inc.
5.750%, 06/01/28		200	232,234
4.000%, 01/15/30		600	636,474
Goldman Sachs Group, Inc.
3.125%, 07/25/29	GBP	400	591,965
Graphic Packaging International LLC
Ω 4.750%, 07/15/27		500	538,125
Ω 3.500%, 03/15/28		650	654,875
Hanesbrands, Inc.
4.625%, 05/15/24		500	521,250
HCA, Inc.
5.375%, 02/01/25		350	389,375

	Face Amount^		Value†
	(000)
UNITED STATES — (Continued)
Hewlett Packard Enterprise Co.
4.900%, 10/15/25		150	$168,065
Honeywell International, Inc.
2.250%, 02/22/28	EUR	450	577,123
Howmet Aerospace, Inc.
6.875%, 05/01/25		10	11,587
5.900%, 02/01/27		500	572,505
3.000%, 01/15/29		500	492,500
HP, Inc.
Ω 2.650%, 06/17/31		1,000	984,233
Humana, Inc.
3.125%, 08/15/29		650	687,709
Icahn Enterprises LP/Icahn Enterprises Finance Corp.
4.750%, 09/15/24		400	414,578
Indiana Michigan Power Co.
6.050%, 03/15/37		500	688,543
Intercontinental Exchange, Inc.
2.100%, 06/15/30		500	493,295
International Business Machines Corp.
1.750%, 03/07/28	EUR	500	625,721
Jabil, Inc.
1.700%, 04/15/26		700	694,027
Jefferies Group LLC/Jefferies Group Capital Finance, Inc.
2.625%, 10/15/31		1,000	981,103
JPMorgan Chase & Co.
6.400%, 05/15/38		500	725,447
Kimco Realty Corp.
1.900%, 03/01/28		700	689,596
Kinder Morgan Energy Partners LP
6.950%, 01/15/38		500	705,197
Lazard Group LLC
4.500%, 09/19/28		500	573,749
Lear Corp.
3.800%, 09/15/27		650	709,927
Lennar Corp.
4.750%, 05/30/25		500	548,750
Marriott International, Inc.
4.000%, 04/15/28		650	711,715
MGM Resorts International
4.625%, 09/01/26		350	365,750
Microsoft Corp.
3.500%, 02/12/35		1,000	1,148,641
Mosaic Co.
4.050%, 11/15/27		800	888,006
Motorola Solutions, Inc.
2.300%, 11/15/30		700	683,375

DFA GLOBAL CORE PLUS REAL RETURN PORTFOLIO

CONTINUED

	Face Amount^		Value†
	(000)
UNITED STATES — (Continued)
MPLX LP
1.750%, 03/01/26		700	$697,272
Nasdaq, Inc.
1.750%, 03/28/29	EUR	500	618,576
Nestle Holdings, Inc.
Ω 1.875%, 09/14/31		900	886,523
Netflix, Inc.
5.875%, 11/15/28		700	852,040
NewMarket Corp.
2.700%, 03/18/31		1,000	993,059
NextEra Energy Operating Partners LP
Ω 4.250%, 07/15/24		400	423,480
Ω 4.500%, 09/15/27		300	320,940
NIKE, Inc.
2.850%, 03/27/30		3,000	3,213,664
Nordstrom, Inc.
4.000%, 03/15/27		885	909,337
NOV, Inc.
3.600%, 12/01/29		400	420,726
OneMain Finance Corp.
7.125%, 03/15/26		450	510,750
ONEOK, Inc.
6.350%, 01/15/31		300	381,182
Ovintiv, Inc.
8.125%, 09/15/30		400	548,748
Phillips 66 Partners LP
3.150%, 12/15/29		700	731,657
Plains All American Pipeline LP/PAA Finance Corp.
3.550%, 12/15/29		200	208,676
3.800%, 09/15/30		350	369,774
PNC Financial Services Group, Inc.
3.450%, 04/23/29		1,200	1,319,990
PPG Industries, Inc.
2.800%, 08/15/29		650	674,568
Principal Financial Group, Inc.
3.700%, 05/15/29		177	196,220
Progress Energy, Inc.
7.000%, 10/30/31		290	394,610
Public Storage
1.850%, 05/01/28		800	799,019
PulteGroup, Inc.
5.500%, 03/01/26		450	516,127
Radian Group, Inc.
4.500%, 10/01/24		350	371,000
Reinsurance Group of America, Inc.
3.150%, 06/15/30		258	272,243
Ross Stores, Inc.
1.875%, 04/15/31		549	528,775

	Face Amount^		Value†
	(000)
UNITED STATES — (Continued)
Seagate HDD Cayman
4.875%, 06/01/27		600	$661,282
Sealed Air Corp.
Ω 4.000%, 12/01/27		1,000	1,045,000
Sensata Technologies BV
Ω 5.000%, 10/01/25		150	164,313
Sensata Technologies, Inc.
Ω 4.375%, 02/15/30		350	369,385
Sherwin-Williams Co.
2.950%, 08/15/29		650	688,336
Southwest Airlines Co.
5.125%, 06/15/27		600	692,316
Spirit Realty LP
2.100%, 03/15/28		800	785,269
Square, Inc.
Ω 3.500%, 06/01/31		900	922,500
STORE Capital Corp.
4.625%, 03/15/29		900	1,013,853
Stryker Corp.
2.125%, 11/30/27	EUR	500	631,694
Tapestry, Inc.
4.250%, 04/01/25		400	432,525
Thermo Fisher Scientific, Inc.
1.950%, 07/24/29	EUR	500	628,732
TJX Cos., Inc.
1.150%, 05/15/28		700	677,306
Toll Brothers Finance Corp.
4.350%, 02/15/28		500	545,625
3.800%, 11/01/29		350	374,937
TRI Pointe Group, Inc./TRI Pointe Homes, Inc.
5.875%, 06/15/24		350	387,712
Truist Financial Corp.
1.950%, 06/05/30		1,000	991,164
Twitter, Inc.
Ω 3.875%, 12/15/27		600	630,996
U.S. Bancorp
1.375%, 07/22/30		750	709,006
Utah Acquisition Sub, Inc.
3.125%, 11/22/28	EUR	550	723,229
Valero Energy Corp.
4.350%, 06/01/28		800	897,513
Verizon Communications, Inc.
1.375%, 11/02/28	EUR	500	610,137
Visa, Inc.
2.050%, 04/15/30		1,000	1,014,375
1.100%, 02/15/31		900	841,117
Vontier Corp.
Ω 1.800%, 04/01/26		500	492,100
Ω 2.400%, 04/01/28		400	391,584
Vornado Realty LP
3.400%, 06/01/31		700	718,212
Walmart, Inc.
5.625%, 03/27/34	GBP	850	1,675,364

DFA GLOBAL CORE PLUS REAL RETURN PORTFOLIO

CONTINUED

		Face
		Amount^	Value†
		(000)
UNITED STATES — (Continued)
5.250%, 09/28/35	GBP	600	$1,176,959
Waste Management, Inc.
1.150%, 03/15/28		700	668,186
Wells Fargo & Co.
4.150%, 01/24/29		500	562,921
3.500%, 09/12/29	GBP	400	603,639
2.125%, 09/24/31	GBP	1,000	1,358,566
Welltower, Inc.
2.050%, 01/15/29		1,000	984,125
Western Digital Corp.
4.750%, 02/15/26		350	384,562
Western Power Distribution West Midlands PLC
5.750%, 04/16/32	GBP	300	548,035
Western Union Co.
1.350%, 03/15/26		600	587,514
Westlake Chemical Corp.
1.625%, 07/17/29	EUR	500	598,065
Williams Cos., Inc.
8.750%, 03/15/32		500	759,534

		Face
		Amount^	Value†
		(000)
UNITED STATES — (Continued)
Zimmer Biomet Holdings, Inc.
1.164%, 11/15/27	EUR	600	$709,798

TOTAL UNITED STATES			131,371,671

TOTAL BONDS			257,511,378

U.S. TREASURY OBLIGATIONS — (2.6%)
U.S. Treasury Inflation Indexed Bonds
0.125%, 04/15/26		6,989	7,607,877

TOTAL INVESTMENT SECURITIES (Cost $295,993,260)			290,309,255

TOTAL INVESTMENTS — (100.0%) (Cost $295,993,260)			$290,309,255

As of October 31, 2021, DFA Global Core Plus Real Return Portfolio had entered into the following forward currency contracts and the net unrealized forward currency gain (loss) is reflected in the accompanying financial statements:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Foreign Exchange Appreciation (Depreciation)
SGD	56,646	USD	41,725	Citibank NA	11/03/21	$282
NZD	95,812	USD	67,622	Citibank NA	11/09/21	1,030
NOK	150,113	USD	17,334	Citibank NA	11/09/21	435
USD	34,098,484	EUR	29,246,885	Citibank NA	01/06/22	229,558
USD	1,004,121	EUR	866,567	State Street Bank and Trust	01/06/22	606
USD	798,453	JPY	89,461,039	Australia & New Zealand Banking Group Ltd.	01/07/22	12,826
AUD	262,281	USD	195,880	Australia & New Zealand Banking Group Ltd.	01/07/22	1,468
USD	333,278	GBP	241,634	HSBC Bank	01/07/22	2,478
USD	30,666,945	GBP	22,337,026	HSBC Bank	01/18/22	88,877

Total Appreciation						$337,560
USD	1,588,262	SGD	2,147,251	State Street Bank and Trust	11/03/21	$(4,057)
NOK	6,248,738	USD	748,418	Citibank NA	11/09/21	(8,756)
NZD	33,971	USD	24,460	Citibank NA	11/09/21	(118)
USD	1,428,644	NZD	2,034,392	State Street Bank and Trust	11/09/21	(29,078)
USD	742,885	NOK	6,398,851	State Street Bank and Trust	11/09/21	(14,545)
USD	747,916	EUR	645,873	Citibank NA	01/06/22	(28)
USD	855,516	AUD	1,170,232	Australia & New Zealand Banking Group Ltd.	01/07/22	(25,005)
USD	1,181,670	GBP	867,383	Citibank NA	01/07/22	(5,787)
USD	8,307,026	JPY	948,431,464	BNY Mellon	01/14/22	(22,411)
USD	29,705,608	CAD	36,826,039	HSBC Bank	01/18/22	(54,647)
USD	14,034,434	AUD	18,990,341	HSBC Bank	01/18/22	$(254,474)

Total (Depreciation)						$(418,906)

Total Appreciation (Depreciation)						$(81,346)

DFA GLOBAL CORE PLUS REAL RETURN PORTFOLIO

CONTINUED

As of October 31, 2021, DFA Global Core Plus Real Return Portfolio had entered into the following outstanding Inflation Swaps:

Counterparty	Payments made by Fund		Payments received by Fund	Payment Frequency	Notional Amount		Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value	Unrealized Appreciation (Depreciation)
Bank of America Corp	2.770%	Fixed	CPI	Maturity	USD	6,000,000	04/30/24	—	—	$240,059	$240,059
Bank of America Corp	2.770%	Fixed	CPI	Maturity	USD	4,000,000	05/04/24	—	—	161,645	161,645
Bank of America Corp	2.725%	Fixed	CPI	Maturity	USD	11,000,000	04/29/24	—	—	455,593	455,593
Bank of America Corp	2.713%	Fixed	CPI	Maturity	USD	7,000,000	05/11/28	—	—	287,956	287,956
Bank of America Corp	2.665%	Fixed	CPI	Maturity	USD	6,000,000	04/30/26	—	—	282,347	282,347
Bank of America Corp	2.648%	Fixed	CPI	Maturity	USD	5,000,000	04/29/26	—	—	239,934	239,934
Bank of America Corp	2.635%	Fixed	CPI	Maturity	USD	7,000,000	05/03/28	—	—	334,321	334,321
Bank of America Corp	2.620%	Fixed	CPI	Maturity	USD	10,000,000	04/30/28	—	—	487,728	487,728
Bank of America Corp	2.620%	Fixed	CPI	Maturity	USD	6,000,000	08/20/27	—	—	182,551	182,551
Bank of America Corp	2.595%	Fixed	CPI	Maturity	USD	13,000,000	04/29/28	—	—	661,403	661,403
Bank of America Corp	2.585%	Fixed	CPI	Maturity	USD	7,000,000	08/26/28	—	—	215,292	215,292
Bank of America Corp	2.582%	Fixed	CPI	Maturity	USD	7,000,000	08/05/30	—	—	233,661	233,661
Bank of America Corp	2.570%	Fixed	CPI	Maturity	USD	3,000,000	07/19/28	—	—	123,123	123,123
Bank of America Corp	2.558%	Fixed	CPI	Maturity	USD	9,000,000	04/30/31	—	—	448,151	448,151
Bank of America Corp	2.550%	Fixed	CPI	Maturity	USD	5,000,000	05/04/31	—	—	253,316	253,316
Bank of America Corp	2.546%	Fixed	CPI	Maturity	USD	40,000,000	04/29/31	—	—	2,044,165	2,044,165
Bank of America Corp	2.538%	Fixed	CPI	Maturity	USD	9,000,000	09/27/31	—	—	218,325	218,325
Bank of America Corp	2.535%	Fixed	CPI	Maturity	USD	4,000,000	04/29/36	—	—	164,883	164,883
Bank of America Corp	2.533%	Fixed	CPI	Maturity	USD	3,000,000	05/03/36	—	—	125,803	125,803
Bank of America Corp	2.533%	Fixed	CPI	Maturity	USD	6,000,000	08/18/31	—	—	194,826	194,826
Bank of America Corp	2.490%	Fixed	CPI	Maturity	USD	3,000,000	08/20/31	—	—	109,890	109,890

DFA GLOBAL CORE PLUS REAL RETURN PORTFOLIO

CONTINUED

Counterparty	Payments made by Fund		Payments received by Fund	Payment Frequency	Notional Amount		Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value	Unrealized Appreciation (Depreciation)
Citibank, N.A	2.807%	Fixed	CPI	Maturity	USD	11,000,000	05/03/24	—	—	$426,070	$426,070
Deutsche Bank AG	2.678%	Fixed	CPI	Maturity	USD	7,000,000	08/03/28	—	—	208,292	208,292
Deutsche Bank AG	2.678%	Fixed	CPI	Maturity	USD	7,000,000	10/12/31	—	—	57,118	57,118
Deutsche Bank AG	2.658%	Fixed	CPI	Maturity	USD	3,000,000	06/03/28	—	—	129,627	129,627
Deutsche Bank AG	2.600%	Fixed	CPI	Maturity	USD	5,000,000	06/14/26	—	—	228,122	228,122
Deutsche Bank AG	2.596%	Fixed	CPI	Maturity	USD	4,000,000	06/09/28	—	—	185,961	185,961
Deutsche Bank AG	2.553%	Fixed	CPI	Maturity	USD	3,000,000	06/03/36	—	—	103,659	103,659
Deutsche Bank AG	2.550%	Fixed	CPI	Maturity	USD	7,000,000	08/23/28	—	—	238,005	238,005
Deutsche Bank AG	2.548%	Fixed	CPI	Maturity	USD	7,000,000	09/13/33	—	—	142,936	142,936
Deutsche Bank AG	2.529%	Fixed	CPI	Maturity	USD	4,000,000	07/02/29	—	—	189,193	189,193
Deutsche Bank AG	2.528%	Fixed	CPI	Maturity	USD	6,000,000	07/27/30	—	—	246,778	246,778
Deutsche Bank AG	2.515%	Fixed	CPI	Maturity	USD	4,000,000	06/09/36	—	—	159,017	159,017
Deutsche Bank AG	2.514%	Fixed	CPI	Maturity	USD	5,000,000	06/16/28	—	—	257,133	257,133
Deutsche Bank AG	2.468%	Fixed	CPI	Maturity	USD	5,000,000	06/21/29	—	—	273,705	273,705
Deutsche Bank AG	2.465%	Fixed	CPI	Maturity	USD	5,000,000	07/19/31	—	—	237,750	237,750
Deutsche Bank AG	2.456%	Fixed	CPI	Maturity	USD	5,000,000	07/14/31	—	—	246,241	246,241
Deutsche Bank AG	2.430%	Fixed	CPI	Maturity	USD	3,000,000	08/23/33	—	—	121,293	121,293

Total Appreciation										$10,915,872	$10,915,872

Total Appreciation (Depreciation)										$10,915,872	$10,915,872

Summary of the Portfolio’s investments as of October 31, 2021, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Agency Obligations	—	$25,190,000	—	$25,190,000
Bonds
Australia	—	16,689,959	—	16,689,959
Belgium	—	1,685,264	—	1,685,264
Canada	—	36,750,681	—	36,750,681
Finland	—	5,280,276	—	5,280,276
France	—	10,146,033	—	10,146,033
Germany	—	4,054,504	—	4,054,504
Italy	—	552,279	—	552,279
Japan	—	6,876,342	—	6,876,342
Luxembourg	—	1,681,392	—	1,681,392

DFA GLOBAL CORE PLUS REAL RETURN PORTFOLIO

CONTINUED

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Netherlands	—	$8,508,671	—	$8,508,671
New Zealand	—	3,476,746	—	3,476,746
Norway	—	1,243,034	—	1,243,034
Singapore	—	1,521,691	—	1,521,691
Spain	—	600,772	—	600,772
Supranational Organization Obligations	—	8,613,140	—	8,613,140
Switzerland	—	3,464,035	—	3,464,035
United Kingdom	—	14,994,888	—	14,994,888
United States	—	131,371,671	—	131,371,671
U.S. Treasury Obligations	—	7,607,877	—	7,607,877
Forward Currency Contracts**	—	(81,346)	—	(81,346)
Swap Agreements**	—	10,915,872	—	10,915,872

TOTAL	—	$301,143,781	—	$301,143,781

**	Valued at the unrealized appreciation/(depreciation) on the investment.

See accompanying Notes to Financial Statements.

DFA MUNICIPAL REAL RETURN PORTFOLIO

SCHEDULE OF INVESTMENTS

October 31, 2021

	Face
	Amount^	Value†
	(000)
MUNICIPAL BONDS — (100.0%)
ALABAMA — (0.8%)
Alabama State (GO) Series A
5.000%, 08/01/23	2,200	$2,382,618
Water Works Board of the City of Birmingham (RB) Series B
¤ 5.000%, 01/01/45 (Pre-refunded @ $100, 1/1/25)	5,625	6,440,045

TOTAL ALABAMA		8,822,663

ALASKA — (0.3%)
City of Anchorage (GO) Series B
5.000%, 09/01/23	600	652,105
City of Anchorage (GO) Series D
5.000%, 09/01/23	2,585	2,809,485

TOTAL ALASKA		3,461,590

ARIZONA — (0.5%)
Arizona State University (RB) Series A
¤ 5.000%, 07/01/42 (Pre-refunded @ $100, 7/1/22)	4,000	4,128,619
City of Tucson (GO) Series A
5.000%, 07/01/22	500	516,091
Maricopa County High School District No. 210-Phoenix (GO)
3.000%, 07/01/23	650	679,769

TOTAL ARIZONA		5,324,479

CALIFORNIA — (3.4%)
California State (GO)
5.000%, 08/01/26	9,000	10,816,286
3.500%, 08/01/27	1,500	1,725,529
5.000%, 08/01/27	4,000	4,937,592
California State (GO) Series B
5.000%, 09/01/25	3,140	3,669,465
Los Angeles County Schools (RN) Series B-3
2.000%, 12/30/21	1,485	1,489,554
Los Angeles Unified School District (GO) Series A
5.000%, 07/01/23	6,935	7,481,580

	Face
	Amount^	Value†
	(000)
CALIFORNIA — (Continued)
Palomar Community College District (GO)
¤ 5.000%, 05/01/31 (Pre-refunded @ $100, 5/01/25)	790	$916,330
San Diego Unified School District (GO) Series N-2
5.000%, 07/01/23	2,700	2,913,271
Santa Clara County Financing Authority (RB) Series A
5.000%, 05/01/25	540	625,943
Santa Clara County Financing Authority, California Lease (RB) Series A
5.000%, 05/01/26	1,435	1,715,473

TOTAL CALIFORNIA		36,291,023

COLORADO — (1.4%)
City of Colorado Springs CO Utilities System Revenue (RB) Series A-1
5.000%, 11/15/26	3,000	3,638,303
City of Colorado Springs Utilities System Revenue (RB) Series A
5.000%, 11/15/23	1,650	1,807,345
City of Colorado Springs Utilities System Revenue (RB) Series B
5.000%, 11/15/25	550	647,365
Denver City & County School District No. 1 (GO) (ST AID WITHHLDG) Series B
5.000%, 12/01/24	900	1,026,205
El Paso County School District No. 2 Harrison (GO) (ST AID WITHHLDG)
5.000%, 12/01/23	1,825	2,003,060
5.000%, 12/01/26	335	406,957
El Paso County School District No. 20 Academy (GO) (ST AID WITHHLDG)
5.000%, 12/15/21	1,240	1,247,190

DFA MUNICIPAL REAL RETURN PORTFOLIO

CONTINUED

	Face
	Amount^	Value†
	(000)
COLORADO — (Continued)
Jefferson County School District R-1 (GO) (ST AID WITHHLDG) Series 1
5.250%, 12/15/24	1,000	$1,150,180
Weld County School District No. 6 Greeley (GO) (ST AID WITHHLDG)
5.000%, 12/01/25	390	459,868
Weld County School District No. RE-4 (GO) (ST AID WITHHLDG)
4.000%, 12/01/23	2,425	2,610,284

TOTAL COLORADO		14,996,757

CONNECTICUT — (0.7%)
City of Danbury (GO) Series A
4.000%, 07/15/25	1,200	1,353,644
City of Danbury (GO) Series B
4.000%, 07/15/26	735	848,579
4.000%, 07/15/27	700	824,208
City of Middletown (GO)
5.000%, 04/01/23	950	1,013,901
Town of South Windsor (GO) (BAN)
1.500%, 02/11/22	1,500	1,505,713
Town of Windsor (GO)
5.000%, 06/15/25	1,420	1,651,587

TOTAL CONNECTICUT		7,197,632

DELAWARE — (0.6%)
County of New Castle Series
5.000%, 10/01/23	1,500	1,636,904
Delaware State (GO)
5.000%, 03/01/22	1,000	1,015,948
New Castle County (GO)
5.000%, 10/01/23	2,275	2,482,639
New Castle County (GO) Series B
5.000%, 07/15/22	1,450	1,499,484

TOTAL DELAWARE		6,634,975

DISTRICT OF COLUMBIA — (0.7%)
District of Columbia (GO) Series E
5.000%, 06/01/26	1,875	2,248,051

	Face
	Amount^	Value†
	(000)
DISTRICT OF COLUMBIA — (Continued)
Washington Metropolitan Area Transit Authority (RB) Series A-1
5.000%, 07/01/27	4,535	$5,561,319

TOTAL DISTRICT OF COLUMBIA		7,809,370

FLORIDA — (1.9%)
Collier County Water-Sewer District (RB)
5.000%, 07/01/25	345	401,721
Florida Department of Environmental Protection (RB) Series A
5.000%, 07/01/26	5,000	5,981,742
Florida State (GO)
5.000%, 07/01/24	500	561,615
Florida State (GO) Series A
5.000%, 06/01/23	700	752,368
Florida State (GO) Series B
5.000%, 06/01/23	650	698,628
5.000%, 06/01/25	3,000	3,480,195
Miami-Dade County (GO)
5.000%, 07/01/23	1,955	2,109,424
Miami-Dade County (GO) Series A
5.000%, 07/01/26	1,810	2,166,311
Palm County Beach (RB) Series D
¤ 5.000%, 12/01/28 (Pre-refunded @ $100, 12/1/25)	1,600	1,891,117
¤ 5.000%, 12/01/29 (Pre-refunded @ $100, 12/1/25)	2,050	2,422,994

TOTAL FLORIDA		20,466,115

GEORGIA — (2.8%)
Athens-Clarke County Unified Government (GO)
5.000%, 12/01/23	2,500	2,745,018
City of Cartersville (GO) (ST AID WITHHLDG)
5.000%, 10/01/25	1,250	1,465,659
Georgia State (GO) Series A
5.000%, 07/01/25	5,000	5,824,033
5.000%, 07/01/26	1,200	1,442,346
5.000%, 07/01/27	8,000	9,885,234
Georgia State (GO) Series C-1
5.000%, 07/01/24	3,200	3,597,069

DFA MUNICIPAL REAL RETURN PORTFOLIO

CONTINUED

	Face
	Amount^	Value†
	(000)
GEORGIA — (Continued)
Georgia State Road & Tollway Authority (RB) (MUN GOVT GTD)
5.000%, 10/01/23	1,580	$1,723,249
Gwinnett County Water & Sewerage Authority (RB)
4.000%, 08/01/23	3,000	3,196,749
Henry County (GO)
5.000%, 05/01/22	400	409,618

TOTAL GEORGIA		30,288,975

HAWAII — (1.2%)
City & County of Honolulu (GO) Series B
5.000%, 10/01/23	2,150	2,343,626
5.000%, 10/01/25	450	527,446
City & County of Honolulu (GO) Series C
5.000%, 10/01/25	2,000	2,344,205
Hawaii State (GO) Series EF
5.000%, 11/01/22	300	314,489
Hawaii State (GO) Series EH-2017
5.000%, 08/01/23	970	1,050,518
Hawaii State (GO) Series FH
5.000%, 10/01/23	2,050	2,235,861
Hawaii State (GO) Series FK
5.000%, 05/01/23	1,800	1,928,595
Hawaii State (GO) (ETM) Series EH
¤ 5.000%, 08/01/23	1,225	1,325,336
Hawaii State (GO) (ETM) Series EH-2017
¤ 5.000%, 08/01/23	305	329,982
Maui County (GO)
5.000%, 03/01/25	750	863,901

TOTAL HAWAII		13,263,959

IOWA — (0.4%)
City of Ankeny (GO) Series A
5.000%, 06/01/22	1,320	1,357,097
Iowa Finance Authority (RB)
¤ 5.000%, 07/01/25 (Pre-refunded @ $100, 7/1/23)	1,245	1,342,255
¤ 5.000%, 08/01/28 (Pre-refunded @ $100, 8/1/23)	1,000	1,082,825

TOTAL IOWA		3,782,177

	Face
	Amount^	Value†
	(000)
KANSAS — (1.0%)
City of Lawrence (GO) Series I
4.500%, 05/01/22	5,000	$5,109,485
City of Merriam (GO)
5.000%, 10/01/25	200	234,675
City of Shawnee
4.000%, 12/01/26	1,125	1,304,753
City of Wichita (GO)
Series 828
4.000%, 06/01/23	700	741,449
Johnson County (GO) Series B
5.000%, 09/01/22	1,405	1,460,272
Johnson County Unified School District No. 229 Blue Valley (GO) Series A
5.000%, 10/01/26	1,500	1,813,791

TOTAL KANSAS		10,664,425

KENTUCKY — (0.6%)
Louisville & Jefferson County Metropolitan Government (GO) Series A
5.000%, 12/01/22	1,500	1,577,213
5.000%, 12/01/25	3,800	4,474,024

TOTAL KENTUCKY		6,051,237

LOUISIANA — (0.3%)
Louisiana Local Government Environmental Facilities & Community Dev. Auth (RB)
¤ 5.000%, 10/01/39 (Pre-refunded @ $100, 10/1/24)	1,000	1,133,056
Louisiana State (GO) Series C
5.000%, 07/15/22	250	258,478
5.000%, 08/01/23	1,100	1,190,299
Louisiana State (GO) Series D-2
5.000%, 12/01/21	600	602,347

TOTAL LOUISIANA		3,184,180

MAINE — (0.2%)
Cumberland County (GO) (TAN)
1.500%, 11/05/21	1,000	1,000,154

DFA MUNICIPAL REAL RETURN PORTFOLIO

CONTINUED

	Face
	Amount^	Value†
	(000)
MAINE — (Continued)
Maine Governmental Facilities Authority (RB) Series A
¤ 5.000%, 10/01/25 (Pre-refunded @ $100, 10/1/23)	1,000	$1,090,462
Maine State (GO) Series B
5.000%, 06/01/23	495	532,360

TOTAL MAINE		2,622,976

MARYLAND — (8.6%)
Anne County Arundel (GO)
5.000%, 04/01/22	1,105	1,127,139
5.000%, 04/01/23	4,000	4,270,239
Baltimore County (GO) (BAN)
4.000%, 03/23/22	15,000	15,229,167
Baltimore County (GO)
3.000%, 11/01/24	5,015	5,401,447
City of Baltimore (GO) Series B
5.000%, 10/15/22	645	674,397
County of Prince George’s MD (GO) Series B
4.000%, 07/15/22	1,000	1,026,889
Harford County (GO)
4.000%, 10/01/22	1,750	1,810,898
Howard County (GO) Series A
5.000%, 08/15/22	800	830,449
5.000%, 02/15/28	3,000	3,750,129
Howard County (GO) Series D
5.000%, 02/15/24	4,000	4,429,660
5.000%, 02/15/25	8,390	9,646,171
Maryland State (GO) Series A
5.000%, 08/01/26	2,500	3,008,421
5.000%, 03/15/28	7,000	8,773,270
Maryland State (GO) Series B
4.000%, 08/01/23	1,785	1,902,066
5.000%, 08/01/26	6,500	7,821,893
Montgomery County (GO) Series A
4.000%, 08/01/22	5,000	5,143,642
Montgomery County (GO) Series C
5.000%, 10/01/27	6,655	8,251,914
Montgomery County (GO) Series D
3.000%, 11/01/23	2,000	2,106,841

	Face
	Amount^	Value†
	(000)
MARYLAND — (Continued)
Washington Suburban Sanitary Commission (RB) (CNTY GTD)
5.000%, 06/01/24	4,325	$4,845,898
3.000%, 06/01/26	2,080	2,297,177

TOTAL MARYLAND		92,347,707

MASSACHUSETTS — (4.8%)
City of Framingham (GO)
5.000%, 06/15/23	1,100	1,184,816
City of Quincy (GO) (BAN)
1.500%, 01/14/22	5,000	5,013,799
City of Quincy (GO)
1.500%, 09/16/22	1,000	1,011,817
City of Worcester (GO) (BAN)
2.000%, 02/01/22	10,000	10,046,012
Commonwealth of Massachusetts (GO) Series B
5.250%, 08/01/23	1,140	1,239,596
Commonwealth of Massachusetts (GO) Series C
5.000%, 04/01/23	4,000	4,270,239
5.000%, 08/01/24	1,360	1,533,292
Commonwealth of Massachusetts (GO) Series E
5.000%, 11/01/27	1,000	1,241,077
Massachusetts School Building Authority (RB) (ETM) Series A
¤ 5.000%, 11/15/25	3,240	3,818,630
Massachusetts Water Resources Authority (RB) (AGM) Series B
5.250%, 08/01/28	9,000	11,528,924
Town of East Bridgewater (GO)
5.000%, 04/15/22	1,585	1,619,797
Town of Lexington (GO)
4.000%, 02/15/27	1,000	1,171,297
Town of Nantucket
5.000%, 10/01/23	1,775	1,937,004
Town of Sharon (GO)
5.000%, 02/15/22	1,390	1,409,236
Town of Watertown (GO)
5.000%, 04/15/22	2,405	2,457,687
5.000%, 04/15/23	1,895	2,026,455

TOTAL MASSACHUSETTS		51,509,678

DFA MUNICIPAL REAL RETURN PORTFOLIO

CONTINUED

	Face
	Amount^	Value†
	(000)
MICHIGAN — (0.2%)
Michigan State (GO) Series A
5.000%, 05/01/25	1,500	$1,733,630

MINNESOTA — (3.7%)
City of Minneapolis
4.000%, 12/01/28	3,500	4,214,216
Hennepin County (GO) Series A
5.000%, 12/01/23	1,500	1,647,341
Lakeville Independent School District No. 194 (SD CRED PROG) Series B
4.000%, 02/01/26	1,115	1,272,922
Lakeville Independent School District No. 194 (GO) (SD CRED PROG) Series C
5.000%, 02/01/25	3,745	4,293,892
Metropolitan Council (GO) Series C
5.000%, 03/01/24	6,250	6,930,665
Minneapolis Special School District No. 1 (GO) (SD CRED PROG) Series A
5.000%, 02/01/24	480	530,732
Minnesota State (GO) Series A
5.000%, 08/01/25	7,000	8,167,272
5.000%, 08/01/28	6,000	7,588,117
Minnesota State (GO) Series B
2.000%, 08/01/22	1,300	1,318,135
Ramsey County (GO) Series A
5.000%, 02/01/23	450	476,835
West State Paul-Mendota Heights-Eagan Independent School District No. 197 (GO) (SD CRED PROG) Series A
5.000%, 02/01/24	3,250	3,589,560

TOTAL MINNESOTA		40,029,687

MISSOURI — (1.0%)
City of Kansas City (GO) Series A
3.000%, 02/01/22	2,495	2,512,710
3.000%, 02/01/23	1,980	2,049,536
City of Kansas City Sanitary Sewer System Revenue (RB) Series B
5.000%, 01/01/26	1,000	1,180,573

	Face
	Amount^	Value†
	(000)
MISSOURI — (Continued)
Columbia School District (GO) Series B
5.000%, 03/01/23	2,500	$2,659,514
North Kansas City School District No. 74 (GO) (ST AID DIR DEP)
4.000%, 03/01/26	1,845	2,110,425

TOTAL MISSOURI		10,512,758

NEBRASKA — (1.0%)
Douglas County School District No. 17 (GO)
4.000%, 12/15/26	3,000	3,502,469
Omaha School District (GO)
5.000%, 12/15/25	1,345	1,590,914
5.000%, 12/15/26	3,975	4,840,503
University of Nebraska (RB)
¤ 5.000%, 07/01/42 (Pre-refunded @ $100, 1/1/22)	570	574,524

TOTAL NEBRASKA		10,508,410

NEVADA — (2.2%)
Clark County (GO) Series B
5.000%, 11/01/24	8,665	9,851,205
Nevada State (GO) Series D
5.000%, 04/01/25	11,625	13,385,757

TOTAL NEVADA		23,236,962

NEW HAMPSHIRE — (0.2%)
City of Nashua (GO)
4.000%, 07/15/24	2,000	2,196,638

NEW JERSEY — (2.3%)
City of Hoboken (GO)
3.000%, 02/01/27	1,000	1,113,541
City of Jersey City (GO) (BAN) Series A
1.500%, 01/12/22	15,500	15,542,529
New Jersey Institute of Technology (RB) Series A
¤ 5.000%, 07/01/42 (Pre-refunded @ $100, 7/1/22)	4,860	5,014,612
Township of Parsippany-Troy Hills (GO) (BAN)
2.000%, 11/11/21	2,885	2,886,512

TOTAL NEW JERSEY		24,557,194

DFA MUNICIPAL REAL RETURN PORTFOLIO

CONTINUED

	Face
	Amount^	Value†
	(000)
NEW MEXICO — (0.6%)
New Mexico State Severance Tax Permanent Fund (RB) Series D
5.000%, 07/01/26	5,580	$6,692,668

NEW YORK — (5.5%)
5.000%, 08/01/26	4,150	4,978,902
City of New York (GO) Series E
5.000%, 08/01/26	3,825	4,588,987
City of New York (GO) Series J
5.000%, 08/01/22	650	673,475
New Rochelle City School District (GO) (ST AID WITHHLDG) Series A
5.000%, 06/15/24	1,505	1,687,550
5.000%, 06/15/25	1,655	1,923,616
New York State Dormitory Authority (RB) (ETM)
¤ 5.000%, 02/15/25	345	396,107
New York State Dormitory Authority (RB)
5.000%, 02/15/25	155	177,753
New York State Dormitory Authority (RB) Series A
¤ 5.000%, 07/01/42 (Pre-refunded @ $100, 7/1/22)	3,000	3,096,136
New York State Dormitory Authority (RB) Series B
5.000%, 02/15/22	2,500	2,534,671
5.000%, 02/15/24	700	773,902
New York State Dormitory Authority (RB) Series C
5.000%, 03/15/27	14,000	17,108,886
New York State Dormitory Authority (RB) Series D
5.000%, 03/15/25	2,670	3,070,491
New York State Dormitory Authority (RB) Series E
5.000%, 03/15/27	7,000	8,554,443
New York State Thruway Authority (RB) Series I
¤ 5.000%, 01/01/24 (Pre-refunded @ $100, 7/1/22)	500	503,997
New York State Urban Development Corp. (RB) Series A
5.000%, 03/15/26	6,890	8,179,935

	Face
	Amount^	Value†
	(000)
NEW YORK — (Continued)
Riverhead Central School District (GO) (ST AID WITHHLDG)
2.000%, 10/15/22	700	$712,196

TOTAL NEW YORK		58,961,047

NORTH CAROLINA — (2.8%)
City of Charlotte Water & Sewer System Revenue (RB)
5.000%, 07/01/23	1,000	1,079,513
Forsyth County (GO) Series B
4.000%, 03/01/23	1,490	1,565,282
Gaston County (GO)
5.000%, 02/01/26	2,500	2,961,037
Iredell County (GO) Series B
2.500%, 02/01/24	2,285	2,387,062
Mecklenburg County (GO) Series A
5.000%, 04/01/22	3,750	3,825,610
North Carolina Eastern Municipal Power Agency (RB) (NATL-IBC) (ETM) Series B
¤ 6.000%, 01/01/22	650	656,228
North Carolina Medical Care Commission (RB) Series A
¤ 5.000%, 06/01/42 (Pre-refunded @ $100, 6/1/22)	985	1,012,565
Town of Holly Springs (GO)
5.000%, 06/01/25	1,500	1,743,004
University of North Carolina at Charlotte (RB)
¤ 5.000%, 04/01/43 (Pre-refunded @ $100, 4/1/24)	1,500	1,669,261
Wake County (GO)
5.000%, 09/01/24	4,000	4,526,534
Wake County (GO) Series C
5.000%, 03/01/25	7,530	8,678,985

TOTAL NORTH CAROLINA		30,105,081

DFA MUNICIPAL REAL RETURN PORTFOLIO

CONTINUED

	Face
	Amount^	Value†
	(000)
OHIO — (3.9%)
Buckeye Tobacco Settlement Financing Authority, Revenue Bonds (RB) Series A-3
¤ 6.250%, 06/01/37 (Pre-refunded @ $100, 6/1/22)	2,640	$2,733,051
Butler County Port Authority (RB)
¤ 6.625%, 07/01/36 (Pre-refunded @ $100, 7/1/23)	1,255	1,385,304
City of Columbus (GO) Series 2017-1
4.000%, 04/01/27	4,205	4,925,442
City of Columbus (GO) Series A
5.000%, 04/01/22	610	622,247
4.000%, 08/15/25	3,500	3,957,621
City of Columbus (GO) Series A
4.000%, 04/01/24	4,000	4,356,249
Ohio State (GO) Series A
5.000%, 09/15/25	1,950	2,282,379
5.000%, 09/01/28	2,500	3,158,396
Ohio State (GO) Series B
5.000%, 09/01/27	9,300	11,484,933
5.000%, 09/15/27	3,500	4,326,139
Ohio Water Development Authority (RB) Series A
5.000%, 06/01/22	700	719,631
Upper Arlington City School District (GO) Series A
5.000%, 12/01/26	1,530	1,857,785

TOTAL OHIO		41,809,177

OKLAHOMA — (0.1%)
City of Tulsa (GO)
5.000%, 03/01/22	1,000	1,016,050

OREGON — (1.8%)
City of Portland
5.000%, 06/15/25	150	174,464
City of Portland (GO)
5.000%, 06/01/26	1,100	1,317,203
City of Portland Sewer System Revenue (RB) Series A
5.000%, 10/01/23	3,570	3,894,391
City of Salem (GO)
5.000%, 06/01/22	435	447,251
5.000%, 06/01/23	875	940,895

	Face
	Amount^	Value†
	(000)
OREGON — (Continued)
Clackamas County (GO)
3.000%, 06/01/22	470	$477,756
Clean Water Services and Sewer Revenue (RB)
5.000%, 10/01/26	1,425	1,723,870
Multnomah County School District No. 1 Portland (GO) (SCH BD GTY) Series B
5.000%, 06/15/23	1,605	1,728,754
Oregon State (GO) Series D
5.000%, 06/01/22	540	555,144
Oregon State (GO) Series G
5.000%, 12/01/22	2,050	2,156,444
Oregon State (GO) Series K
5.000%, 11/01/25	3,920	4,606,595
Washington & Clackamas Counties School District No. 23J Tigard-Tualatin (GO) (SCH BD GTY)
5.000%, 06/15/25	1,045	1,213,382

TOTAL OREGON		19,236,149

PENNSYLVANIA — (0.7%)
Commonwealth of Pennsylvania (GO) Series
5.000%, 04/01/22	3,925	4,003,639
Lehigh County Authority (RB)
4.000%, 11/01/25	1,710	1,940,561
Northampton County General Purpose Authority (RB) Series A
¤ 5.000%, 11/01/32 (Pre-refunded @ $100, 11/1/23)	1,500	1,641,393

TOTAL PENNSYLVANIA		7,585,593

RHODE ISLAND — (0.4%)
Rhode Island State (GO) Series D
5.000%, 08/01/22	3,230	3,346,157
Rhode State Island (GO) Series A
5.000%, 04/01/27	1,060	1,296,460

TOTAL RHODE ISLAND		4,642,617

DFA MUNICIPAL REAL RETURN PORTFOLIO

CONTINUED

	Face
	Amount^	Value†
	(000)
SOUTH CAROLINA — (4.4%)
Aiken County Consolidated School District (GO) (SCSDE)
5.000%, 04/01/25	1,500	$1,732,165
Beaufort County (GO) (ST AID WITHHLDG) Series A
4.000%, 03/01/22	640	648,050
Charleston County (GO)
5.000%, 11/01/27	3,810	4,743,633
Charleston County (GO) (SCSDE) (BAN) Series B
4.000%, 05/11/22	11,000	11,225,008
Clemson University (RB) Series B
5.000%, 05/01/25	750	862,583
Florence County (GO) (ST AID WITHHLDG)
5.000%, 06/01/22	9,530	9,797,263
Grand Strand Water & Sewer Authority (RB) Series A
5.000%, 06/01/24	2,000	2,240,327
5.000%, 06/01/25	290	336,419
Lexington & Richland School District No. 5 (GO) (SCSDE)
5.000%, 03/01/24	2,750	3,050,174
Richland County (GO) (ST AID WITHHLDG) Series A
4.000%, 03/01/22	620	627,882
5.000%, 03/01/26	1,870	2,222,315
Richland County School District No. 1 (GO) (SCSDE) Series C
5.000%, 03/01/23	1,745	1,856,099
Richland County School District No. 2 (GO) (SCSDE) Series A
5.000%, 03/01/25	2,380	2,741,446
South Carolina State (GO)
5.000%, 04/01/25	1,050	1,212,903
South Carolina State (GO) (ST AID WITHHLDG) Series A
5.000%, 10/01/23	3,000	3,273,203

TOTAL SOUTH CAROLINA		46,569,470

TENNESSEE — (3.8%)
City of Knoxville Wastewater System Revenue (RB) Series A
4.000%, 04/01/22	2,000	2,031,547

	Face
	Amount^	Value†
	(000)
TENNESSEE — (Continued)
City of Knoxville Water System Revenue (RB) Series LL
5.000%, 03/01/22	1,225	$1,244,619
5.000%, 03/01/23	1,265	1,345,539
City of Memphis (GO)
5.000%, 05/01/24	2,775	3,096,846
5.000%, 05/01/25	1,995	2,308,740
Metropolitan Government of Nashville & Davidson County (GO)
5.000%, 01/01/26	5,000	5,906,742
Metropolitan Government of Nashville & Davidson County (GO) Series C
5.000%, 01/01/22	2,000	2,016,040
5.000%, 01/01/23	1,450	1,531,332
¤ 5.000%, 07/01/31 (Pre-refunded @ $100, 7/1/25)	3,035	3,527,964
Metropolitan Government of Nashville & Davidson County Water & Sewer Revenue (RB) Series A
5.000%, 07/01/23	2,800	3,022,637
Rutherford County (GO) Series B
5.000%, 04/01/23	4,085	4,359,776
Shelby County (GO)
5.000%, 04/01/25	5,000	5,770,196
Sumner County (GO)
5.000%, 12/01/21	900	903,528
Tennessee State (GO) Series A
5.000%, 11/01/25	1,500	1,765,985
Washington County (GO) Series A
4.000%, 06/01/26	1,705	1,958,954

TOTAL TENNESSEE		40,790,445

TEXAS — (16.7%)
Alamo Heights Independent School District (GO) (PSF-GTD) Series A
5.000%, 02/01/24	1,255	1,386,147
Austin Independent School District (GO) (PSF-GTD)
5.000%, 08/01/25	500	582,565

DFA MUNICIPAL REAL RETURN PORTFOLIO

CONTINUED

	Face
	Amount^	Value†
	(000)
TEXAS — (Continued)
Brazosport Independent School District (GO) (PSF-GTD)
5.000%, 02/15/22	1,000	$1,013,810
City of Amarillo (GO)
4.000%, 02/15/22	800	808,854
5.000%, 08/15/25	3,795	4,436,434
City of Arlington (GO) Series A
5.000%, 08/15/25	1,595	1,864,588
City of Arlington Water & Wastewater System Revenue (RB)
5.000%, 06/01/25	2,205	2,556,237
City of Austin (GO)
5.000%, 09/01/23	3,500	3,802,596
5.000%, 05/01/24	1,600	1,785,994
City of Carrollton (GO)
5.000%, 08/15/25	1,225	1,430,541
City of Dallas (GO)
5.000%, 02/15/22	1,000	1,013,839
City of Dallas Waterworks & Sewer System Revenue (RB) Series A
5.000%, 10/01/22	9,000	9,392,778
City of Dallas Waterworks & Sewer System Revenue (RB) Series C
5.000%, 10/01/23	2,375	2,589,848
City of Fort Worth (GO)
5.000%, 03/01/25	6,490	7,445,358
5.000%, 03/01/26	2,000	2,365,504
City of Frisco (GO) Series A
5.000%, 02/15/24	1,730	1,914,149
5.000%, 02/15/25	2,000	2,296,611
City of Garland (GO) Series A
5.000%, 02/15/24	400	442,384
City of Houston (GO) Series A
5.000%, 03/01/27	5,000	6,081,994
City of Lubbock (GO)
5.000%, 02/15/23	4,000	4,245,251
City of San Antonio Electric & Gas Systems Revenue (RB) (ETM)
¤ 5.000%, 02/01/24	8,690	9,596,032
City of San Antonio Electric & Gas Systems Revenue (RB)
5.000%, 02/01/24	825	911,409
5.000%, 02/01/26	2,850	3,370,315

	Face
	Amount^	Value†
	(000)
TEXAS — (Continued)
City of Waco (GO)
5.000%, 02/01/26	2,065	$2,442,954
City of Waco (GO) Series A
4.000%, 02/01/25	1,070	1,191,900
4.000%, 02/01/26	3,185	3,634,666
Collin County (GO)
5.000%, 02/15/25	1,605	1,841,895
Conroe Independent School District (GO) (PSF-GTD)
5.000%, 02/15/25	1,190	1,366,905
Conroe Independent School District (GO) (PSF-GTD) Series A
5.000%, 02/15/26	8,710	10,328,339
County of Collin (GO)
5.000%, 02/15/25	2,430	2,788,663
Eagle Mountain & Saginaw Independent School District (GO) (PSF-GTD)
5.000%, 08/15/25	1,000	1,166,149
5.000%, 08/15/26	560	672,302
El Paso Independent School District (GO) (PSF-GTD)
5.000%, 08/15/24	3,035	3,423,202
5.000%, 08/15/25	1,000	1,165,739
Fort Bend Independent School District (GO) (PSF-GTD) Series A
4.000%, 08/15/22	325	334,844
Fort Bend Independent School District (GO) (PSF-GTD) Series E
5.000%, 02/15/25	1,230	1,411,980
Fort Worth Independent School District (GO) (PSF-GTD) Series A
5.000%, 02/15/25	1,150	1,319,331
Goose Creek Consolidated Independent School District (GO) (PSF-GTD)
5.000%, 02/15/27	3,000	3,648,437
Harris County (GO)
5.000%, 10/01/25	650	762,143
Harris County Flood Control District (GO) Series A
5.000%, 10/01/25	490	573,291
Hays Consolidated Independent School District (GO) (PSF-GTD)
5.000%, 02/15/23	1,250	1,326,976

DFA MUNICIPAL REAL RETURN PORTFOLIO

CONTINUED

	Face
	Amount^	Value†
	(000)
TEXAS — (Continued)
Highland Park Independent School District (GO)
5.000%, 02/15/23	3,120	$3,311,296
Houston Independent School District (GO) (PSF-GTD)
5.000%, 02/15/22	2,000	2,027,736
5.000%, 02/15/27	1,000	1,220,202
Joshua Independent School District (GO) (PSF-GTD)
¤ 5.000%, 08/15/40 (Pre-refunded @ $100, 8/15/24)	2,000	2,258,432
North Texas Municipal Water District Water System Revenue (RB) Series A
4.000%, 09/01/25	4,930	5,549,036
Northside Independent School District (GO) (PSF-GTD)
5.000%, 08/15/23	1,995	2,164,919
Permanent University Fund - University of Texas System (RB) Series B
5.250%, 07/01/28	2,610	3,326,777
Pflugerville Independent School District (GO) (PSF-GTD) Series A
5.000%, 02/15/25	1,765	2,028,635
Plano Independent School District (GO) (PSF-GTD)
5.000%, 02/15/24	2,225	2,463,458
Port Neches-Groves Independent School District (GO) (PSF-GTD)
5.000%, 02/15/26	1,170	1,385,206
Round Rock Independent School District (GO) (PSF-GTD) Series A
5.000%, 08/01/25	7,310	8,525,998
Texas State (GO)
5.000%, 10/01/23	4,200	4,579,941
Trinity River Authority Central Regional Wastewater System Revenue (RB)
5.000%, 08/01/27	1,000	1,228,502
University of Texas System (RB) Series J
5.000%, 08/15/25	12,500	14,597,359
5.000%, 08/15/26	3,850	4,634,156

	Face
	Amount^	Value†
	(000)
TEXAS — (Continued)
Williamson County (GO)
4.000%, 02/15/26	8,000	$9,148,434

TOTAL TEXAS		179,183,041

UTAH — (1.6%)
City of American Fork (GO)
5.000%, 05/01/26	1,165	1,381,868
Davis School District (GO) (SCH BD GTY) Series B
5.000%, 06/01/23	1,000	1,075,308
Jordan Valley Water Conservancy District (RB) Series A
5.000%, 10/01/25	650	761,867
Nebo School District (GO) (SCH BD GTY)
4.000%, 07/01/22	1,015	1,040,726
Ogden City School District
5.000%, 06/15/26	2,520	3,013,113
Tooele County School District (GO) (SCH BD GTY) Series
5.000%, 06/01/22	650	668,229
Utah State (GO)
5.000%, 07/01/25	7,650	8,911,425

TOTAL UTAH		16,852,536

VIRGINIA — (5.6%)
5.000%, 08/15/27	7,820	9,676,867
Arlington County (GO) Series B
5.000%, 08/15/22	4,830	5,013,839
City of Lynchburg (GO)
5.000%, 02/01/26	1,930	2,283,245
City of Manassas (GO) (ST AID WITHHLDG)
5.000%, 01/01/25	2,440	2,790,225
City of Newport News Water Revenue (RB)
5.000%, 07/15/22	2,905	3,003,928
City of Virginia Beach (GO) (ST AID WITHHLDG) Series A
5.000%, 09/01/25	3,845	4,501,329
City of Virginia Beach (GO) (ST AID WITHHLDG) Series B
5.000%, 07/15/24	2,315	2,605,502
5.000%, 09/15/24	3,000	3,398,089

DFA MUNICIPAL REAL RETURN PORTFOLIO

CONTINUED

	Face
	Amount^	Value†
	(000)
VIRGINIA — (Continued)
Fairfax County (GO) (ST AID WITHHLDG) Series A
4.000%, 10/01/22	4,000	$4,139,571
5.000%, 10/01/26	5,535	6,686,928
Fairfax County Water Authority (RB)
5.000%, 04/01/24	1,525	1,696,690
5.000%, 04/01/25	1,455	1,679,663
Loudoun County (GO) (ST AID WITHHLDG) Series B
5.000%, 12/01/23	5,500	6,042,670
Loudoun County Sanitation Authority (RB)
5.000%, 01/01/25	3,850	4,406,541
5.000%, 01/01/26	1,265	1,496,126
Virginia Public Building Authority (RB) Series C
5.000%, 08/01/23	600	649,805

TOTAL VIRGINIA		60,071,018

WASHINGTON — (6.8%)
City of Seattle (GO) Series A
5.000%, 12/01/22	3,955	4,160,802
City of Seattle Municipal Light & Power Revenue (RB) Series A
5.000%, 07/01/25	9,290	10,802,620
City of Seattle Municipal Light & Power Revenue (RB) Series B
5.000%, 04/01/24	3,000	3,336,211
City of Seattle Water System Revenue (RB)
5.000%, 08/01/25	3,770	4,398,660
5.000%, 08/01/26	5,725	6,889,283
City of Spokane (GO)
5.000%, 12/01/25	1,165	1,371,125
Clark County Public Utility District No. 1 (RB)
5.000%, 01/01/22	220	221,738
Clark County School District
No. 119 Battleground (GO) (SCH BD GTY)
4.000%, 12/01/21	510	511,576
Energy Northwest (RB)
5.000%, 07/01/23	2,000	2,157,629
King County (GO) Series A
4.000%, 01/01/25	1,500	1,670,224
5.000%, 12/01/25	1,830	2,159,466

	Face
	Amount^	Value†
	(000)
WASHINGTON — (Continued)
King County School District No. 405 Bellevue (GO) (SCH BD GTY)
5.000%, 12/01/24	2,265	$2,584,117
King County School District No. 405 Bellevue (GO) (SCH BD GTY) Series B
5.000%, 12/01/23	2,175	2,388,644
King County School District No. 414 Lake Washington (GO) (SCH BD GTY)
5.000%, 12/01/22	925	973,133
North Thurston Public Schools (GO) (SCH BD GTY)
4.000%, 12/01/21	255	255,792
5.000%, 12/01/22	2,080	2,187,535
Snohomish County Public Utility District No. 1 (RB) Series A
5.000%, 12/01/21	200	200,786
Washington State (GO) Series 2017-A
5.000%, 08/01/26	1,480	1,778,678
5.000%, 02/01/25	6,930	7,947,435
Washington State (GO) Series D
5.000%, 07/01/25	5,830	6,779,255
Washington State (GO) Series R-2018C
5.000%, 08/01/27	4,800	5,912,974
Whatcom County School District No. 501 Bellingham (GO) (SCH BD GTY)
5.000%, 12/01/22	3,950	4,153,328

TOTAL WASHINGTON		72,841,011

WEST VIRGINIA — (0.1%)
West Virginia State (GO) Series A
5.000%, 12/01/24	495	564,741

WISCONSIN — (4.4%)
City of Milwaukee (GO) Series N2
4.000%, 03/01/24	6,500	7,030,139
City of Milwaukee (GO) Series N4
5.000%, 04/01/27	1,510	1,837,001
5.000%, 04/01/28	9,990	12,407,724

DFA MUNICIPAL REAL RETURN PORTFOLIO

CONTINUED

		Face
		Amount^	Value†
		(000)
	WISCONSIN — (Continued)
	City of Oshkosh (GO) Series B
	3.000%, 12/01/23	650	$685,220
	City of Waukesha (GO) Series B
	2.000%, 10/01/22	450	457,404
	Germantown School District (GO) Series A
	5.000%, 04/01/27	2,200	2,686,846
	Janesville School District (GO) (ETM)
¤	3.000%, 03/01/24	225	238,294
	Janesville School District (GO)
	3.000%, 03/01/24	1,020	1,082,275
	Wisconsin State (GO) Series 1
	5.000%, 11/01/24	4,025	4,573,420

		Face
		Amount^	Value†
		(000)
	WISCONSIN — (Continued)
	Wisconsin State (GO) Series 2
¤	5.000%, 05/01/25 (Pre-refunded @ $100, 5/1/22)	3,500	$3,584,321
	Wisconsin State (GO) Series A
	5.000%, 05/01/22	1,950	1,997,088
	5.000%, 05/01/25	8,750	10,093,059

	TOTAL WISCONSIN		46,672,791

	TOTAL MUNICIPAL BONDS Cost ($1,042,721,126)		1,071,088,632

	TOTAL INVESTMENTS — (100.0%) (Cost $1,042,721,126)		$1,071,088,632

As of October 31, 2021, DFA Municipal Real Return Portfolio had entered into the following outstanding Inflation Swaps:

Counterparty	Payments made by Fund		Payments received by Fund	Payment Frequency	Notional Amount		Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value	Unrealized Appreciation (Depreciation)
Bank of America Corp.	2.874%	Fixed	CPI	Maturity	USD	18,000,000	10/14/26	—	—	$183,629	$183,629
Bank of America Corp.	2.850%	Fixed	CPI	Maturity	USD	10,000,000	05/03/23	—	—	349,091	349,091
Bank of America Corp.	2.837%	Fixed	CPI	Maturity	USD	8,000,000	09/21/24	—	—	124,318	124,318
Bank of America Corp.	2.817%	Fixed	CPI	Maturity	USD	10,000,000	05/19/26	—	—	375,133	375,133
Bank of America Corp.	2.746%	Fixed	CPI	Maturity	USD	12,000,000	08/13/26	—	—	310,781	310,781
Bank of America Corp.	2.736%	Fixed	CPI	Maturity	USD	12,000,000	07/29/26	—	—	362,044	362,044
Bank of America Corp.	2.717%	Fixed	CPI	Maturity	USD	8,000,000	05/25/26	—	—	340,210	340,210
Bank of America Corp.	2.679%	Fixed	CPI	Maturity	USD	13,000,000	07/19/26	—	—	456,727	456,727
Bank of America Corp.	2.627%	Fixed	CPI	Maturity	USD	10,000,000	04/14/24	—	—	453,793	453,793
Bank of America Corp.	2.555%	Fixed	CPI	Maturity	USD	9,000,000	03/25/23	—	—	381,682	381,682
Bank of America Corp.	2.554%	Fixed	CPI	Maturity	USD	10,000,000	06/10/29	—	—	494,307	494,307
Bank of America Corp.	2.545%	Fixed	CPI	Maturity	USD	8,000,000	07/01/28	—	—	372,255	372,255
Bank of America Corp.	2.515%	Fixed	CPI	Maturity	USD	12,000,000	03/12/23	—	—	514,567	514,567
Bank of America Corp.	2.498%	Fixed	CPI	Maturity	USD	10,000,000	06/24/29	—	—	516,796	516,796

DFA MUNICIPAL REAL RETURN PORTFOLIO

CONTINUED

Counterparty	Payments made by Fund		Payments received by Fund	Payment Frequency	Notional Amount		Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value	Unrealized Appreciation (Depreciation)
Bank of America Corp.	2.489%	Fixed	CPI	Maturity	USD	9,000,000	06/16/31	—	—	$460,179	$460,179
Bank of America Corp.	2.489%	Fixed	CPI	Maturity	USD	17,000,000	06/30/31	—	—	821,508	821,508
Bank of America Corp.	2.373%	Fixed	CPI	Maturity	USD	18,000,000	07/13/26	—	—	898,614	898,614
Bank of America Corp.	2.349%	Fixed	CPI	Maturity	USD	14,000,000	08/13/27	—	—	760,440	760,440
Bank of America Corp.	2.349%	Fixed	CPI	Maturity	USD	14,000,000	09/20/26	—	—	734,860	734,860
Bank of America Corp.	2.243%	Fixed	CPI	Maturity	USD	15,000,000	11/01/27	—	—	1,019,996	1,019,996
Bank of America Corp.	2.195%	Fixed	CPI	Maturity	USD	15,000,000	01/09/24	—	—	761,484	761,484
Bank of America Corp.	2.192%	Fixed	CPI	Maturity	USD	14,000,000	03/29/25	—	—	819,430	819,430
Bank of America Corp.	2.186%	Fixed	CPI	Maturity	USD	20,000,000	11/20/25	—	—	1,270,541	1,270,541
Bank of America Corp.	2.177%	Fixed	CPI	Maturity	USD	11,000,000	09/20/27	—	—	917,084	917,084
Bank of America Corp.	2.149%	Fixed	CPI	Maturity	USD	14,000,000	08/10/27	—	—	1,180,188	1,180,188
Bank of America Corp.	2.064%	Fixed	CPI	Maturity	USD	13,000,000	10/24/24	—	—	949,509	949,509
Bank of America Corp.	2.029%	Fixed	CPI	Maturity	USD	15,000,000	05/24/25	—	—	1,173,744	1,173,744
Bank of America Corp.	2.004%	Fixed	CPI	Maturity	USD	14,000,000	06/13/25	—	—	1,138,626	1,138,626
Bank of America Corp.	1.971%	Fixed	CPI	Maturity	USD	25,000,000	02/21/25	—	—	1,873,805	1,873,805
Bank of America Corp.	1.902%	Fixed	CPI	Maturity	USD	25,000,000	07/14/22	—	—	1,303,661	1,303,661
Bank of America Corp.	1.873%	Fixed	CPI	Maturity	USD	12,000,000	12/16/22	—	—	669,558	669,558
Bank of America Corp.	1.743%	Fixed	CPI	Maturity	USD	24,000,000	08/14/22	—	—	1,531,605	1,531,605
Bank of America Corp.	1.723%	Fixed	CPI	Maturity	USD	8,000,000	08/18/22	—	—	510,046	510,046
Bank of America Corp.	1.715%	Fixed	CPI	Maturity	USD	11,000,000	09/28/23	—	—	955,297	955,297
Bank of America Corp.	1.706%	Fixed	CPI	Maturity	USD	11,000,000	06/14/22	—	—	768,735	768,735
Bank of America Corp.	1.680%	Fixed	CPI	Maturity	USD	23,000,000	08/07/22	—	—	1,511,749	1,511,749
Bank of America Corp.	1.619%	Fixed	CPI	Maturity	USD	12,000,000	10/14/22	—	—	839,820	839,820
Bank of America Corp.	1.033%	Fixed	CPI	Maturity	USD	11,000,000	06/09/23	—	—	998,482	998,482
Bank of America Corp.	0.022%	Fixed	CPI	Maturity	USD	16,000,000	02/14/24	—	—	821,130	821,130
Citibank, N.A.	2.855%	Fixed	CPI	Maturity	USD	10,000,000	09/09/24	—	—	163,328	163,328
Citibank, N.A.	2.805%	Fixed	CPI	Maturity	USD	20,000,000	08/23/23	—	—	381,256	381,256
Citibank, N.A.	2.582%	Fixed	CPI	Maturity	USD	7,000,000	03/29/23	—	—	291,020	291,020
Citibank, N.A.	2.367%	Fixed	CPI	Maturity	USD	10,000,000	05/04/28	—	—	543,064	543,064
Citibank, N.A.	2.270%	Fixed	CPI	Maturity	USD	10,000,000	02/22/23	—	—	476,497	476,497
Citibank, N.A.	2.235%	Fixed	CPI	Maturity	USD	11,000,000	02/01/23	—	—	540,389	540,389
Citibank, N.A.	2.215%	Fixed	CPI	Maturity	USD	13,000,000	01/12/22	—	—	500,638	500,638
Citibank, N.A.	2.171%	Fixed	CPI	Maturity	USD	11,000,000	04/07/24	—	—	570,974	570,974
Citibank, N.A.	2.148%	Fixed	CPI	Maturity	USD	19,000,000	01/04/24	—	—	1,029,282	1,029,282

DFA MUNICIPAL REAL RETURN PORTFOLIO

CONTINUED

Counterparty	Payments made by Fund		Payments received by Fund	Payment Frequency	Notional Amount		Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value	Unrealized Appreciation (Depreciation)
Citibank, N.A.	2.141%	Fixed	CPI	Maturity	USD	17,000,000	04/16/28	—	—	$1,458,228	$1,458,228
Citibank, N.A.	2.114%	Fixed	CPI	Maturity	USD	14,000,000	12/19/23	—	—	800,762	800,762
Citibank, N.A.	2.112%	Fixed	CPI	Maturity	USD	11,000,000	05/02/24	—	—	632,098	632,098
Citibank, N.A.	2.112%	Fixed	CPI	Maturity	USD	27,000,000	12/21/24	—	—	1,774,655	1,774,655
Citibank, N.A.	2.103%	Fixed	CPI	Maturity	USD	11,000,000	11/21/26	—	—	904,321	904,321
Citibank, N.A.	2.100%	Fixed	CPI	Maturity	USD	18,000,000	12/11/25	—	—	1,337,079	1,337,079
Citibank, N.A.	2.088%	Fixed	CPI	Maturity	USD	23,000,000	12/29/22	—	—	1,055,217	1,055,217
Citibank, N.A.	2.030%	Fixed	CPI	Maturity	USD	20,000,000	01/05/23	—	—	1,058,036	1,058,036
Citibank, N.A.	2.005%	Fixed	CPI	Maturity	USD	12,000,000	11/09/25	—	—	1,049,022	1,049,022
Citibank, N.A.	1.995%	Fixed	CPI	Maturity	USD	19,000,000	01/04/23	—	—	624,859	624,859
Citibank, N.A.	1.986%	Fixed	CPI	Maturity	USD	20,000,000	07/24/23	—	—	1,258,527	1,258,527
Citibank, N.A.	1.838%	Fixed	CPI	Maturity	USD	10,000,000	12/11/22	—	—	564,092	564,092
Citibank, N.A.	1.789%	Fixed	CPI	Maturity	USD	21,000,000	03/31/24	—	—	1,904,200	1,904,200
Citibank, N.A.	1.752%	Fixed	CPI	Maturity	USD	17,000,000	05/20/23	—	—	1,424,385	1,424,385
Citibank, N.A.	1.698%	Fixed	CPI	Maturity	USD	22,000,000	06/02/22	—	—	1,586,316	1,586,316
Citibank, N.A.	1.678%	Fixed	CPI	Maturity	USD	15,000,000	06/17/23	—	—	1,006,121	1,006,121
Citibank, N.A.	1.675%	Fixed	CPI	Maturity	USD	20,000,000	09/03/24	—	—	1,689,707	1,689,707
Citibank, N.A.	1.625%	Fixed	CPI	Maturity	USD	11,000,000	11/13/22	—	—	661,616	661,616
Citibank, N.A.	1.577%	Fixed	CPI	Maturity	USD	10,000,000	11/18/21	—	—	522,992	522,992
Citibank, N.A.	1.558%	Fixed	CPI	Maturity	USD	7,000,000	07/17/25	—	—	810,950	810,950
Citibank, N.A.	1.535%	Fixed	CPI	Maturity	USD	28,000,000	08/03/22	—	—	1,930,232	1,930,232
Citibank, N.A.	1.455%	Fixed	CPI	Maturity	USD	20,000,000	01/30/22	—	—	927,616	927,616
Citibank, N.A.	1.253%	Fixed	CPI	Maturity	USD	12,000,000	02/11/22	—	—	1,080,345	1,080,345
Citibank, N.A.	0.680%	Fixed	CPI	Maturity	USD	25,000,000	05/22/23	—	—	2,396,392	2,396,392
Citibank, N.A.	0.485%	Fixed	CPI	Maturity	USD	11,000,000	05/28/22	—	—	843,156	843,156

Total Appreciation										$63,722,796	$63,722,796
Bank of America Corp.	2.975%	Fixed	CPI	Maturity	USD	8,000,000	10/25/29	—	—	(84,515)	(84,515)
Bank of America Corp.	2.955%	Fixed	CPI	Maturity	USD	8,000,000	11/02/28	—	—	(30,080)	(30,080)

Total (Depreciation)										$(114,595)	$(114,595)

Total Appreciation (Depreciation)										$63,608,201	$63,608,201

Summary of the Portfolio’s investments as of October 31, 2021, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Municipal Bonds	—	$1,071,088,632	—	$1,071,088,632
Swap Agreements**	—	63,608,201	—	63,608,201

TOTAL	—	$1,134,696,833	—	$1,134,696,833

**	Valued at the unrealized appreciation/(depreciation) on the investment.

See accompanying Notes to Financial Statements.

DFA CALIFORNIA MUNICIPAL REAL RETURN PORTFOLIO

SCHEDULE OF INVESTMENTS

October 31, 2021

	Face
	Amount^	Value†
	(000)
MUNICIPAL BONDS — (100.0%)
CALIFORNIA — (100.0%)
Albany Unified School District (GO)
5.000%, 08/01/25	230	$267,700
Alhambra Unified School District (GO) Series A
1.750%, 08/01/22	300	303,580
Alhambra Unified School District (GO) Series B
5.000%, 08/01/23	100	108,301
Antelope Valley Community College District (GO) Series A
¤ 5.000%, 08/01/27
(Pre-refunded @ $100, 8/1/24)	2,270	2,561,915
Baldwin Park Unified School District (GO)
2.000%, 08/01/22	60	60,814
Bay Area Toll Authority (RB) Series F-1
¤ 5.000%, 04/01/23
(Pre-refunded @ $100, 4/1/22)	1,485	1,514,816
Bay Area Toll Authority (RB) Series S-4
¤ 5.250%, 04/01/53
(Pre-refunded @ $100, 4/1/23)	250	267,842
Berkeley Unified School District (GO) Series E
5.000%, 08/01/27	695	861,434
Beverly Hills Unified School District (GO)
2.000%, 08/01/22	150	152,047
Burbank Unified School District (GO)
5.000%, 08/01/24	565	635,003
Cajon Valley Union School District (GO)
5.000%, 08/01/24	305	343,326
California Infrastructure & Economic Development Bank (RB) (AMBAC) Series A
¤ 5.000%, 07/01/36
(Pre-refunded @ $100, 01/01/28)	100	124,766

	Face
	Amount^	Value†
	(000)
CALIFORNIA — (Continued)
California Municipal Finance Authority (RB)
¤ 6.000%, 01/01/42
(Pre-refunded @ $100, 01/01/22)	2,000	$2,019,063
California State (GO)
5.000%, 11/01/21	1,000	1,000,000
5.000%, 04/01/22	1,100	1,122,039
5.000%, 10/01/22	1,000	1,044,020
2.000%, 11/01/22	750	763,583
5.000%, 08/01/23	585	633,238
5.000%, 10/01/24	600	680,583
4.000%, 11/01/24	300	332,425
5.000%, 11/01/24	750	853,396
5.000%, 10/01/25	1,700	1,991,853
5.000%, 12/01/25	3,000	3,533,453
5.000%, 08/01/26	4,920	5,912,903
4.000%, 11/01/26	1,735	2,015,045
5.000%, 12/01/26	640	776,400
3.500%, 08/01/27	2,835	3,261,250
5.000%, 08/01/27	5,000	6,171,990
5.000%, 11/01/27	200	248,348
5.000%, 08/01/28	730	923,221
California State (GO) Series B
5.000%, 09/01/26	2,015	2,427,480
California State (GO) (AMBAC)
5.000%, 02/01/27	625	761,890
California State Department of Water Resources (RB) Series AQ
¤ 4.000%, 12/01/32
(Pre-refunded @ $100, 06/01/23)	3,500	3,709,538
California State Department of Water Resources (RB) Series AS
5.000%, 12/01/24	775	885,988
California State Department of Water Resources (RB) Series AX
5.000%, 12/01/25	1,000	1,182,260
California State Department of Water Resources (RB) Series BB
5.000%, 12/01/25	1,855	2,193,092

DFA CALIFORNIA MUNICIPAL REAL RETURN PORTFOLIO

CONTINUED

	Face
	Amount^	Value†
	(000)
CALIFORNIA — (Continued)
California State Department of Water Resources Power Supply Revenue (RB) Series O
¤ 5.000%, 05/01/22	1,675	$1,715,524
California State Public Works Board (RB) Series C
5.000%, 11/01/25	880	1,034,134
¤ 5.000%, 03/01/31
(Pre-refunded @ $100, 3/1/23)	1,250	1,329,931
California State Public Works Board (RB) Series D
¤ 5.000%, 09/01/24
(Pre-refunded @ $100, 9/1/22)	935	972,504
¤ 5.000%, 09/01/29
(Pre-refunded @ $100, 9/1/22)	1,250	1,300,139
California State University (RB) Series A
4.000%, 11/01/21	1,210	1,210,000
5.000%, 11/01/21	250	250,000
5.000%, 11/01/23	375	410,427
5.000%, 11/01/24	810	922,450
5.000%, 11/01/25	305	359,482
Camrosa Water District Financing Authority (RB) Series A
4.000%, 01/15/22	205	206,610
Carlsbad Unified School District (GO)
5.000%, 08/01/26	310	372,722
City & County of San Francisco (COP)
5.000%, 04/01/25	410	473,610
5.000%, 04/01/26	330	393,655
City & County of San Francisco (GO) Series A
5.000%, 06/15/24	800	898,379
City & County of San Francisco (GO) Series E
5.000%, 06/15/22	200	205,995
City of Berkeley (GO)
5.000%, 09/01/22	800	832,158
City of Grover Beach (GO)
5.000%, 09/01/22	390	405,677
5.000%, 09/01/26	345	416,353
5.000%, 09/01/27	445	551,263
City of Pacifica (COP)
5.000%, 01/01/24	250	275,492

	Face
	Amount^	Value†
	(000)
CALIFORNIA — (Continued)
City of Pasadena Electric Revenue (RB) Series A
4.000%, 06/01/22	1,175	$1,201,207
City of Pittsburg Water Revenue (RB) Series A
5.000%, 08/01/24	275	310,526
City of San Francisco Public Utilities Commission Water Revenue (RB)
5.000%, 11/01/23	645	705,527
City of San Francisco Public Utilities Commission Water Revenue (RB) Series A
¤ 5.000%, 11/01/37
(Pre-refunded @ $100, 5/1/22)	2,500	2,560,242
City of San Francisco Public Utilities Commission Water Revenue (RB) Series D
5.000%, 11/01/25	220	259,298
5.000%, 11/01/26	150	181,892
City of Santa Rosa Wastewater Revenue (RB) Series A
5.000%, 09/01/22	1,000	1,040,025
Conejo Valley Unified School District (GO) Series B
4.000%, 08/01/27	525	619,290
Contra Costa Community College District (GO)
¤ 5.000%, 08/01/24
(Pre-refunded @ $100, 8/1/22)	200	207,223
Contra Costa Transportation Authority (RB) Series A
5.000%, 03/01/24	2,750	3,051,536
5.000%, 03/01/32	575	658,615
Culver City Unified School District (GO) Series C
8.000%, 08/01/23	460	522,405
Desert Community College District (GO)
4.000%, 08/01/22	200	205,746
Desert Sands Unified School District (GO) Series A
5.000%, 06/01/23	375	403,241
Dublin Unified School District (GO) Series A-2
5.000%, 08/01/23	1,050	1,137,159
5.000%, 08/01/24	990	1,116,728

DFA CALIFORNIA MUNICIPAL REAL RETURN PORTFOLIO

CONTINUED

	Face
	Amount^	Value†
	(000)
CALIFORNIA — (Continued)
East Bay Municipal Utility District Water System Revenue (RB) Series B
5.000%, 06/01/25	1,745	$2,029,049
El Monte Union High School District (GO)
5.000%, 06/01/24	250	280,247
Elsinore Valley Municipal Water District Financing Authority (RB) Series A
5.000%, 07/01/24	400	449,292
Emery Unified School District (GO)
5.000%, 08/01/27	600	744,448
Evergreen School District (GO)
3.000%, 08/01/25	600	656,735
Fairfield-Suisun Unified School District (GO)
5.000%, 08/01/26	695	839,237
Foothill-De Anza Community College District (GO)
¤ 5.000%, 08/01/26	525	592,513
Fremont Union High School District (GO)
¤ 4.000%, 08/01/43
(Pre-refunded @ $100, 8/1/23)	2,500	2,664,866
Fremont Union High School District (GO) Series A
2.000%, 08/01/23	770	793,801
Fresno Unified School District (GO) (AGM) Series A
¤ 5.000%, 08/01/25
(Pre-refunded @ $100, 8/1/22)	850	880,699
Gilroy School Facilities Financing Authority (RB) Series A
¤ 4.000%, 08/01/47
(Pre-refunded @ $100, 8/1/23)	590	628,908
Grossmont Healthcare District (GO) Series C
5.000%, 07/15/23	1,000	1,080,778
Inglewood Unified School District (GO) (AGM) Series A
4.000%, 08/01/24	525	574,868

	Face
	Amount^	Value†
	(000)
CALIFORNIA — (Continued)
Kern High School District (GO) Series E
4.000%, 08/01/24	200	$219,615
Livermore-Amador Valley Water Management Agency (RB)
4.000%, 08/01/24	750	826,596
4.000%, 08/01/25	390	441,975
4.000%, 08/01/26	310	359,993
Long Beach Community College District (GO) Series D
4.000%, 08/01/24	500	550,194
4.000%, 08/01/25	485	549,248
Los Angeles Community College District (GO) Series A
¤ 5.000%, 08/01/30	155	174,613
Los Angeles Community College District (GO) Series C
5.000%, 08/01/22	360	373,002
5.000%, 06/01/26	530	635,981
Los Angeles County Metropolitan Transportation Authority (RB)
5.000%, 07/01/25	1,885	2,198,658
Los Angeles County Metropolitan Transportation Authority (RB) Series A
5.000%, 07/01/22	1,600	1,651,382
5.000%, 07/01/24	600	674,792
5.000%, 07/01/25	970	1,130,633
Los Angeles County Public Works Financing Authority (RB) Series F
5.000%, 12/01/24	270	308,488
5.000%, 12/01/25	170	200,984
Los Angeles County Schools (RN) Series B-3
2.000%, 12/30/21	745	747,285
Los Angeles Department of Water (RB) Series A
5.000%, 07/01/24	250	281,092
Los Angeles Department of Water & Power (RB) Series A
5.000%, 07/01/26	1,100	1,322,713

DFA CALIFORNIA MUNICIPAL REAL RETURN PORTFOLIO

CONTINUED

	Face
	Amount^	Value†
	(000)
CALIFORNIA — (Continued)
Los Angeles Department of Water & Power Power System Revenue (RB) Series A
5.000%, 07/01/23	785	$847,281
Los Angeles Department of Water & Power Power System Revenue (RB) Series B
5.000%, 07/01/24	1,000	1,123,230
5.000%, 07/01/26	400	480,987
Los Angeles Department of Water & Power Power System Revenue (RB) Series C
5.000%, 07/01/26	335	402,826
Los Angeles Department of Water & Power Power System Revenue (RB) Series D
5.000%, 07/01/27	1,000	1,235,029
Los Angeles Department of Water & Power Water System Revenue (RB) Series A
5.000%, 07/01/25	50	58,300
Los Angeles Unified School District (GO) Series A
5.000%, 07/01/24	425	477,252
5.000%, 07/01/25	1,200	1,396,339
5.000%, 07/01/26	2,435	2,924,274
5.000%, 07/01/27	1,050	1,295,468
Los Angeles Unified School District (GO) Series B-1
5.000%, 07/01/27	175	215,911
Metropolitan Water District of Southern California (RB)
5.000%, 01/01/22	300	302,401
Metropolitan Water District of Southern California (RB) Series B
5.000%, 10/01/26	600	728,109
Millbrae Public Financing Authority (RB)
5.000%, 12/01/25	390	461,255
5.000%, 12/01/26	265	322,365
5.000%, 12/01/27	385	480,374
Morongo Unified School District (GO) Series A
5.000%, 08/01/25	20	23,278
5.000%, 08/01/26	280	335,926
5.000%, 08/01/27	130	160,061

	Face
	Amount^	Value†
	(000)
CALIFORNIA — (Continued)
Mount Diablo Unified School District (GO) Series G
3.000%, 08/01/24	130	$139,572
Municipal Improvement Corp.of Los Angeles (RB) Series A
5.000%, 11/01/22	1,100	1,153,013
5.000%, 11/01/23	750	820,855
5.000%, 11/01/24	425	484,001
Murrieta Valley Unified School District (GO) (AGM)
5.000%, 09/01/24	250	282,454
Nevada Irrigation District Joint Powers Authority (RB) Series A
5.000%, 03/01/22	110	111,769
New Haven Unified School District (GO)
5.000%, 08/01/26	150	180,427
North Orange County Community College District (GO) Series B
4.000%, 08/01/22	1,000	1,028,728
Northern California Transmission Agency (RB) Series
5.000%, 05/01/24	280	311,806
Northern Humboldt Union High School District (GO)
4.000%, 08/01/25	120	135,466
Novato Sanitary District (RB)
5.000%, 02/01/22	340	344,093
Oak Park Unified School District (GO)
4.000%, 08/01/22	200	205,746
Oakdale Joint Unified School District (GO)
4.000%, 08/01/23	400	426,015
Oakland Unified School District/Alameda County (GO) (AGM)
5.000%, 08/01/25	1,075	1,252,079
Oakland Unified School District/Alameda County (GO) Series A
5.000%, 08/01/25	200	232,297
Orange County Sanitation District (RB) Series A
5.000%, 02/01/25	3,000	3,452,008
5.000%, 02/01/26	2,000	2,378,099
5.000%, 02/01/33	825	972,956

DFA CALIFORNIA MUNICIPAL REAL RETURN PORTFOLIO

CONTINUED

	Face
	Amount^	Value†
	(000)
CALIFORNIA — (Continued)
Otay Water District (RB)
5.000%, 09/01/22	740	$769,746
Pacific Grove Unified School District (GO)
3.000%, 08/01/26	210	232,894
Palm Springs Financing Authority (RB)
5.000%, 11/01/25	260	306,104
Palomar Community College District (GO)
5.000%, 05/01/23	200	214,288
¤ 5.000%, 05/01/31
(Pre-refunded @ $100, 5/01/25)	500	579,956
Pasadena Unified School District (GO)
5.000%, 08/01/26	525	632,314
Pasadena Unified School District (GO) Series B
5.000%, 08/01/26	1,000	1,204,408
Placentia-Yorba Linda Unified School District (GO)
5.000%, 08/01/23	205	222,017
Redondo Beach Unified School District (GO) (AGM) Series A
5.000%, 08/01/23	255	276,261
Reed Union School District (GO)
4.000%, 08/01/26	250	290,445
Regents of the University of California Medical Center Pooled Revenue (RB) Series J
¤ 5.000%, 05/15/25
(Pre-refunded @ $100, 5/15/23)	530	568,590
¤ 5.250%, 05/15/27
(Pre-refunded @ $100, 5/15/23)	260	279,927
Ross Valley Public Financing Authority (RB)
5.000%, 01/01/25	410	470,247
Sacramento Municipal Utility District (RB) Series I
5.000%, 08/15/26	1,050	1,267,166

	Face
	Amount^	Value†
	(000)
CALIFORNIA — (Continued)
San Buenaventura Public Facilities Financing Authority (RB) Series B
¤ 5.000%, 07/01/26
(Pre-refunded @ $100, 7/1/22)	1,160	$1,197,252
San Diego Association of Governments (RB)
5.000%, 11/15/25	500	568,569
San Diego Community College District (GO)
5.000%, 08/01/23	500	541,504
5.000%, 08/01/26	1,660	2,001,047
¤ 5.000%, 08/01/43
(Pre-refunded @ $100, 08/01/23)	1,500	1,625,064
San Diego County Water Authority (RB)
5.000%, 05/01/24	940	1,050,272
San Diego Unified School District (GO) (AGM) Series C-2
5.500%, 07/01/22	2,000	2,070,723
San Diego Unified School District (GO) (AGM) Series F-1
5.250%, 07/01/27	475	595,909
San Diego Unified School District (GO) Series D-2
5.000%, 07/01/22	600	619,227
San Diego Unified School District (GO) Series N-2
5.000%, 07/01/23	900	971,090
San Diego Unified School District (GO) Series R-4
5.000%, 07/01/24	605	680,416
San Diego Unified School District (GO) Series R-5
5.000%, 07/01/26	200	241,621
San Francisco Community College District (GO)
5.000%, 06/15/24	1,315	1,471,567
San Francisco Community College District (GO) Series A
5.000%, 06/15/22	300	308,973
San Francisco County Transportation Authority (RB)
3.000%, 02/01/22	1,300	1,309,228

DFA CALIFORNIA MUNICIPAL REAL RETURN PORTFOLIO

CONTINUED

	Face
	Amount^	Value†
	(000)
CALIFORNIA — (Continued)
San Francisco Unified School District (GO)
4.000%, 06/15/22	1,500	$1,535,585
San Francisco Unified School District (GO) Series A
5.000%, 06/15/25	650	754,990
5.000%, 06/15/26	880	1,054,521
San Gabriel Unified School District (GO) Series A
5.000%, 08/01/25	230	269,102
San Luis Obispo County Community College District (GO) Series C
4.000%, 08/01/23	3,000	3,197,840
San Mateo Foster City Public Financing Authority (RB) Series B
5.000%, 08/01/25	750	875,979
San Mateo Union High School District (GO) Series A
4.000%, 09/01/22	140	144,454
San Mateo Union High School District (GO) Series C
4.000%, 09/01/26	320	371,650
San Matro County Community College District (GO) Series B
5.000%, 09/01/28	100	127,625
San Rafael City High School District (GO) Series B
5.000%, 08/01/27	100	124,075
Santa Ana College Improvement District #1 Rancho Santiago Community College Dist (GO) Series A
¤ 5.000%, 08/01/39
(Pre-refunded @ $100, 8/1/24)	670	756,160
Santa Clara County Financing Authority (RB) Series A
5.000%, 05/01/25	1,000	1,159,154
Santa Clara County Financing Authority, California Lease (RB) Series A
5.000%, 05/01/26	3,000	3,586,354

	Face
	Amount^	Value†
	(000)
CALIFORNIA — (Continued)
Santa Clara Unified School District (GO)
¤ 3.500%, 07/01/25	1,675	$1,711,900
Santa Clara Valley Transportation Authority (RB) Series A
5.000%, 06/01/26	400	479,986
Santa County Clara (GO) Series C
5.000%, 08/01/26	1,100	1,328,289
Santa Cruz City Elementary School District (GO) Series C
3.000%, 08/01/25	1,150	1,259,482
Santa Monica Community College District (GO) Series B
¤ 5.000%, 08/01/44
(Pre-refunded @ $100, 8/1/24)	500	564,299
Santee School District (GO)
5.000%, 08/01/24	290	327,464
Scotts Valley Unified School District (GO) Series B
4.000%, 08/01/24	150	165,276
4.000%, 08/01/25	250	283,218
5.000%, 08/01/26	250	301,884
Sierra Joint Community College District (GO) Series B
3.000%, 08/01/22	1,000	1,021,264
Silicon Valley Clean Water (RB)
¤ 5.000%, 02/01/39
(Pre-refunded @ $100, 2/1/24)	595	658,312
¤ 5.000%, 02/01/44
(Pre-refunded @ $100, 2/1/24)	1,455	1,609,822
Southwestern Community College District (GO) Series B
4.000%, 08/01/25	250	282,619
Southwestern Community College District (GO) Series B-2
3.000%, 08/01/22	490	500,345
Southwestern Community College District (GO) Series C
3.000%, 08/01/23	530	555,524

DFA CALIFORNIA MUNICIPAL REAL RETURN PORTFOLIO

CONTINUED

	Face
	Amount^	Value†
	(000)
CALIFORNIA — (Continued)
State of California (GO)
5.000%, 09/01/22	525	$546,013
5.000%, 10/01/22	500	522,010
4.000%, 03/01/24	3,700	4,017,099
State of California (GO) Series A
5.000%, 09/01/22	1,000	1,040,025
Sylvan Union School District (GO)
5.000%, 08/01/26	620	748,672
Sylvan Union School District (GO) Series C
5.000%, 08/01/25	380	444,603
Tahoe-Truckee Unified School District (GO)
5.000%, 08/01/26	100	120,285
Union Elementary School District (GO) Series A
¤ 5.000%, 09/01/44 (Pre-refunded @ $100, 9/1/24)	500	566,120
Union Sanitary District Financing Authority (RB) Series A
4.000%, 09/01/23	1,055	1,127,361
University of California (RB) Series AF
5.000%, 05/15/22	750	769,476
¤ 5.000%, 05/15/27 (Pre-refunded @ $100, 5/15/23)	4,240	4,545,316

	Face
	Amount^	Value†
	(000)
CALIFORNIA — (Continued)
¤ 5.000%, 05/15/33 (Pre-refunded @ $100, 5/15/23)	1,000	$1,072,008
Ventura County Community College District (GO)
¤ 5.000%, 08/01/30 (Pre-refunded @ $100, 8/1/25)	1,060	1,239,776
Washington Union School District/Monterey County (GO)
5.000%, 08/01/27	135	167,501
West Contra Costa Unified School District (GO) Series A-1
5.000%, 08/01/23	3,390	3,670,775
West Valley-Mission Community College District (GO) Series B
5.000%, 08/01/27	220	273,244

TOTAL MUNICIPAL BONDS Cost ($197,150,095)		200,850,784

TOTAL INVESTMENTS — (100.0%) (Cost $197,150,095)		$200,850,784

As of October 31, 2021, DFA California Municipal Real Return Portfolio had entered into the following outstanding Inflation Swaps:

Counterparty	Payments made by Fund	Payments received by Fund	Payment Frequency	Notional Amount	Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value	Unrealized Appreciation (Depreciation)
Bank of America Corp	3.030% Fixed	CPI	Maturity	USD 6,000,000	05/17/23	—	—	$181,931	$181,931
Bank of America Corp	2.940% Fixed	CPI	Maturity	USD 5,000,000	10/19/26	—	—	33,159	33,159
Bank of America Corp	2.737% Fixed	CPI	Maturity	USD 10,000,000	08/05/26	—	—	284,439	284,439
Bank of America Corp	2.700% Fixed	CPI	Maturity	USD 4,000,000	08/24/24	—	—	97,560	97,560
Bank of America Corp	2.581% Fixed	CPI	Maturity	USD 4,000,000	06/18/28	—	—	185,010	185,010
Bank of America Corp	2.577% Fixed	CPI	Maturity	USD 5,000,000	07/15/29	—	—	202,859	202,859
Bank of America Corp	2.497% Fixed	CPI	Maturity	USD 10,000,000	06/28/29	—	—	508,953	508,953

DFA CALIFORNIA MUNICIPAL REAL RETURN PORTFOLIO

CONTINUED

	Payments		Payments					Upfront	Upfront		Unrealized
	made		received	Payment	Notional		Expiration	Premiums	Premiums	Market	Appreciation
Counterparty	by Fund		by Fund	Frequency	Amount		Date	Paid	Received	Value	(Depreciation)
Bank of America Corp	2.367%	Fixed	CPI	Maturity	USD	6,000,000	07/17/25	—	—	$276,101	$276,101
Bank of America Corp	2.320%	Fixed	CPI	Maturity	USD	4,000,000	02/19/23	—	—	186,962	186,962
Bank of America Corp	2.317%	Fixed	CPI	Maturity	USD	6,000,000	05/09/25	—	—	336,318	336,318
Bank of America Corp	2.265%	Fixed	CPI	Maturity	USD	7,000,000	02/23/24	—	—	325,159	325,159
Bank of America Corp	2.065%	Fixed	CPI	Maturity	USD	9,000,000	12/12/26	—	—	716,429	716,429
Bank of America Corp	2.062%	Fixed	CPI	Maturity	USD	4,000,000	11/08/23	—	—	245,421	245,421
Bank of America Corp	2.058%	Fixed	CPI	Maturity	USD	11,000,000	12/12/22	—	—	510,237	510,237
Bank of America Corp	1.961%	Fixed	CPI	Maturity	USD	4,000,000	12/17/24	—	—	312,030	312,030
Bank of America Corp	1.885%	Fixed	CPI	Maturity	USD	8,000,000	01/22/24	—	—	521,674	521,674
Bank of America Corp	1.495%	Fixed	CPI	Maturity	USD	5,000,000	01/28/22	—	—	227,150	227,150
Bank of America Corp	1.210%	Fixed	CPI	Maturity	USD	8,000,000	03/05/22	—	—	431,860	431,860
Bank of America Corp	0.073%	Fixed	CPI	Maturity	USD	8,000,000	04/27/22	—	—	657,193	657,193
Citibank, N.A	3.015%	Fixed	CPI	Maturity	USD	4,000,000	05/12/23	—	—	123,802	123,802
Citibank, N.A	2.924%	Fixed	CPI	Maturity	USD	5,000,000	09/14/24	—	—	68,464	68,464
Citibank, N.A	2.312%	Fixed	CPI	Maturity	USD	7,000,000	07/24/23	—	—	251,197	251,197
Citibank, N.A	2.285%	Fixed	CPI	Maturity	USD	6,000,000	01/25/23	—	—	287,955	287,955
Citibank, N.A	2.160%	Fixed	CPI	Maturity	USD	7,000,000	01/09/23	—	—	293,501	293,501
Citibank, N.A	2.143%	Fixed	CPI	Maturity	USD	8,000,000	01/18/22	—	—	253,792	253,792
Citibank, N.A	2.054%	Fixed	CPI	Maturity	USD	10,000,000	11/06/22	—	—	491,077	491,077
Citibank, N.A	1.986%	Fixed	CPI	Maturity	USD	6,000,000	02/20/26	—	—	496,730	496,730
Citibank, N.A	1.808%	Fixed	CPI	Maturity	USD	4,000,000	07/01/25	—	—	342,937	342,937
Citibank, N.A	1.635%	Fixed	CPI	Maturity	USD	4,000,000	07/27/24	—	—	399,228	399,228
Citibank, N.A	1.475%	Fixed	CPI	Maturity	USD	4,000,000	02/11/22	—	—	186,894	186,894
Citibank, N.A	0.723%	Fixed	CPI	Maturity	USD	7,000,000	05/28/23	—	—	673,019	673,019
Citibank, N.A	0.050%	Fixed	CPI	Maturity	USD	5,000,000	05/11/22	—	—	409,480	409,480

Total Appreciation										$10,518,521	$10,518,521

Total Appreciation (Depreciation)										$10,518,521	$10,518,521

Summary of the Portfolio’s investments as of October 31, 2021, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Municipal Bonds	—	$200,850,784	—	$200,850,784
Swap Agreements**	—	10,518,521	—	10,518,521
TOTAL	—	$211,369,305	—	$211,369,305

**	Valued at the unrealized appreciation/(depreciation) on the investment.

See accompanying Notes to Financial Statements.

DFA MUNICIPAL BOND PORTFOLIO

SCHEDULE OF INVESTMENTS

October 31, 2021

	Face
	Amount^	Value†
	(000)
MUNICIPAL BONDS — (100.0%)
ALABAMA — (0.2%)
Alabama State (GO) Series A
5.000%, 08/01/23	300	$324,902
Water Works Board of the City of Birmingham (RB) Series A
¤ 5.000%, 01/01/34 (Pre-refunded @ $100, 1/1/25)	1,000	1,144,897

TOTAL ALABAMA		1,469,799

ALASKA — (0.1%)
City of Anchorage (GO) Series A
3.000%, 09/01/22	765	782,927

ARIZONA — (1.0%)
City of Tucson (GO) Series A
5.000%, 07/01/23	2,000	2,159,026
Maricopa County Unified School District No. 69 Paradise Valley (GO)
5.000%, 07/01/25	435	505,828
Maricopa County Unified School District No. 80 Chandler (GO) Series B
5.000%, 07/01/24	1,400	1,573,718
Maricopa County Union High School District No. 210-Phoenix (GO) Series E
5.000%, 07/01/25	2,000	2,328,025

TOTAL ARIZONA		6,566,597

ARKANSAS — (0.2%)
Arkansas State (GO)
5.000%, 04/01/22	1,110	1,132,239

CALIFORNIA — (1.5%)
California State (GO)
3.500%, 08/01/27	5,000	5,751,763
5.000%, 10/01/27	2,000	2,478,610
California State (GO) Series B
5.000%, 09/01/26	1,195	1,439,622
Southern California Public Power Authority (RB)
5.000%, 07/01/23	140	150,961

TOTAL CALIFORNIA		9,820,956

	Face
	Amount^	Value†
	(000)
COLORADO — (2.6%)
Board of Water Commissioners City & County of Denver (RB) Series A
5.000%, 12/15/25	1,515	$1,791,316
Boulder Valley School District No. Re-2 Boulder (GO) (ST AID WITHHLDG) Series B
4.000%, 12/01/24	1,000	1,109,650
City of Colorado Springs Utilities System Revenue (RB) Series A
5.000%, 11/15/23	1,170	1,281,572
City of Colorado Springs Utilities System Revenue (RB) Series B
5.000%, 11/15/26	500	606,384
Colorado Health Facilities Authority, Revenue Bonds (RB)
¤ 5.000%, 06/01/45 (Pre-refunded @ $100, 6/1/25)	1,800	2,090,209
Denver City & County School District No. 1 (GO) (ST AID WITHHLDG)
5.000%, 12/01/25	4,150	4,889,784
Denver City & County School District No. 1 (GO) (ST AID WITHHLDG) Series B
5.000%, 12/01/24	550	627,126
El Paso County School District No. 2 Harrison (GO) (ST AID WITHHLDG)
5.000%, 12/01/26	165	200,441
Weld County School District No. 6 Greeley (GO) (ST AID WITHHLDG)
5.000%, 12/01/25	310	365,536
Weld County School District No. RE-4 (GO) (ST AID WITHHLDG)
4.000%, 12/01/22	1,140	1,187,147
5.000%, 12/01/24	2,280	2,597,458

TOTAL COLORADO		16,746,623

DFA MUNICIPAL BOND PORTFOLIO

CONTINUED

	Face
	Amount^	Value†
	(000)
CONNECTICUT — (0.9%)
City of Danbury (GO) Series B
4.000%, 07/15/26	265	$305,950
4.000%, 07/15/27	300	353,232
City of Waterbury (GO) Series B
4.000%, 09/01/23	500	533,342
Town of Greenwich (GO) Series A
5.000%, 01/15/25	2,925	3,354,349
Town of South Windsor (GO) Series B
4.000%, 12/15/25	1,345	1,533,791

TOTAL CONNECTICUT		6,080,664

DELAWARE — (0.5%)
Delaware State (GO) Series B
5.000%, 07/01/24	780	877,008
Kent County (GO)
4.000%, 09/01/24	415	457,449
New Castle County (GO)
5.000%, 10/01/23	1,600	1,746,031

TOTAL DELAWARE		3,080,488

DISTRICT OF COLUMBIA — (0.6%)
District of Columbia (RB) Series C
5.000%, 05/01/23	1,400	1,499,142
Washington Metropolitan Area Transit Authority (RB) Series B
5.000%, 07/01/25	720	835,807
5.000%, 07/01/27	1,000	1,226,311

TOTAL DISTRICT OF COLUMBIA		3,561,260

FLORIDA — (3.5%)
City of Lakeland FL Department of Electric Utilities, Revenue Bonds (RB)
5.000%, 10/01/25	1,000	1,170,406
Collier County Water-Sewer District (RB)
5.000%, 07/01/25	655	762,688
Flagler County (GO) (BAM)
5.000%, 07/01/22	465	479,901
Florida State (GO)
5.000%, 07/01/25	1,000	1,163,616
5.000%, 07/01/24	1,900	2,134,137

	Face
	Amount^	Value†
	(000)
FLORIDA — (Continued)
Florida State (GO) Series A
5.000%, 06/01/24	350	$391,865
Florida State (GO) Series B
5.000%, 06/01/24	2,000	2,239,226
5.000%, 06/01/25	1,000	1,160,065
Florida State (GO) Series C
5.000%, 06/01/23	1,015	1,090,934
Miami-Dade County (GO) Series A
5.000%, 07/01/26	1,500	1,796,048
Orange County Water Utility System Revenue (RB)
5.000%, 10/01/25	3,250	3,813,475
Orlando Utilities Commission (RB) Series C
5.250%, 10/01/22	1,000	1,046,396
Palm Beach County (RB)
5.000%, 11/01/23	810	885,669
School District of Broward County (GO)
5.000%, 07/01/25	3,855	4,484,209

TOTAL FLORIDA		22,618,635

GEORGIA — (3.0%)
Athens-Clarke County Unified Government (GO)
5.000%, 12/01/25	1,000	1,179,148
Georgia State (GO) Series A
5.000%, 07/01/26	1,200	1,442,347
Georgia State (GO) Series E
5.000%, 12/01/26	2,000	2,432,944
Georgia State (GO) Series F
5.000%, 07/01/26	1,450	1,742,835
Georgia State Road & Tollway Authority (RB) (MUN GOVT GTD)
5.000%, 10/01/23	4,590	5,006,148
Gwinnett County Water & Sewerage Authority (RB)
4.000%, 08/01/25	1,500	1,695,116
Henry County (GO)
5.000%, 05/01/23	1,000	1,070,816
Private Colleges & Universities Authority (RB) Series B
5.000%, 09/01/25	1,080	1,263,903
State of Georgia (GO) Series A
5.000%, 07/01/26	3,000	3,605,866

TOTAL GEORGIA		19,439,123

DFA MUNICIPAL BOND PORTFOLIO

CONTINUED

	Face
	Amount^	Value†
	(000)
HAWAII — (1.9%)
City & County of Honolulu (GO) Series B
5.000%, 10/01/23	150	$163,509
5.000%, 10/01/25	725	849,774
City & County of Honolulu (GO) Series D
5.000%, 07/01/24	1,005	1,128,846
5.000%, 07/01/25	1,000	1,162,823
Hawaii State (GO) Series EO
5.000%, 08/01/22	1,000	1,036,270
Hawaii State (GO) Series FB
5.000%, 04/01/24	2,975	3,309,173
Hawaii State (GO) Series FE
5.000%, 10/01/24	1,005	1,139,663
5.000%, 10/01/25	2,790	3,271,351
Maui County (GO)
5.000%, 03/01/26	200	237,775

TOTAL HAWAII		12,299,184

ILLINOIS — (0.5%)
Cook County Community Consolidated School District No. 34 Glenview (GO)
5.000%, 12/01/25	2,000	2,347,674
Kane Cook & DuPage etc Counties Community College District No. 509 (GO) Series B
4.000%, 12/15/25	600	681,328

TOTAL ILLINOIS		3,029,002

IOWA — (0.6%)
City of Ankeny (GO) Series A
5.000%, 06/01/25	490	569,191
City of Davenport (GO) Series C
4.000%, 06/01/24	1,410	1,539,404
Waukee Community School District (GO) Series B
5.000%, 06/01/24	1,290	1,443,946

TOTAL IOWA		3,552,541

KANSAS — (1.1%)
City of Leawood (GO) Series A
4.000%, 09/01/25	1,035	1,172,448
4.000%, 09/01/26	1,135	1,314,088
City of Merriam (GO)
5.000%, 10/01/25	800	938,702

	Face
	Amount^	Value†
	(000)
KANSAS — (Continued)
City of Wichita (GO) Series 811
5.000%, 06/01/22	550	$565,392
Johnson County (GO) Series B
5.000%, 09/01/22	650	675,571
Johnson County Unified School District No. 229 Blue Valley (GO) Series A
5.000%, 10/01/26	225	272,069
Johnson County Unified School District No. 229 Blue Valley (GO) Series B
5.000%, 10/01/23	750	817,998
Kansas State Department of Transportation (RB) Series A
5.000%, 09/01/26	1,000	1,202,065

TOTAL KANSAS		6,958,333

KENTUCKY — (1.7%)
Louisville & Jefferson County (RB)
5.000%, 12/01/35	2,200	2,260,545
Louisville & Jefferson County (GO) Series B
5.000%, 11/01/21	1,700	1,700,000
Louisville & Jefferson County Metropolitan Sewer District (RB) Series C
5.000%, 05/15/23	1,850	1,984,019
Louisville Water Co. (RB)
5.000%, 11/15/29	3,000	3,885,396
Louisville Water Co. (RB) Series A
4.000%, 11/15/21	800	801,114

TOTAL KENTUCKY		10,631,074

LOUISIANA — (0.1%)
Louisiana State (GO) Series C
5.000%, 08/01/23	500	541,045

MAINE — (0.3%)
Maine State (GO) Series B
5.000%, 06/01/23	1,000	1,075,474
4.000%, 06/01/26	500	575,450

TOTAL MAINE		1,650,924

DFA MUNICIPAL BOND PORTFOLIO

CONTINUED

	Face
	Amount^	Value†
	(000)
MARYLAND — (8.6%)
Anne County Arundel (GO)
5.000%, 10/01/24	1,520	$1,725,095
Anne County Arundel (GO) Series B
5.000%, 10/01/23	1,490	1,625,089
Baltimore County (GO)
5.000%, 08/01/22	600	621,716
5.000%, 03/01/26	6,905	8,209,193
5.000%, 03/01/28	1,335	1,670,675
Carroll County (GO)
5.000%, 11/01/21	550	550,000
City of Baltimore (GO) Series B
5.000%, 10/15/27	2,025	2,510,540
County of Anne Arundel (GO)
5.000%, 10/01/25	650	762,971
Harford County (GO)
5.000%, 10/01/25	2,750	3,227,956
Howard County (GO) Series
5.000%, 08/15/24	2,720	3,071,967
Howard County (GO) Series D
5.000%, 02/15/24	1,300	1,439,639
Maryland State (GO) Series 1
5.000%, 06/01/23	3,000	3,225,925
Maryland State (GO) Series A
5.000%, 08/01/25	2,000	2,334,319
5.000%, 08/01/27	3,500	4,322,609
Maryland State (GO) Series B
4.000%, 08/01/23	850	905,746
5.000%, 08/01/24	1,000	1,127,714
5.000%, 08/01/27	500	617,516
Montgomery County (GO) Series A
4.000%, 08/01/23	1,000	1,065,401
5.000%, 11/01/24	2,000	2,277,010
Montgomery County (GO) Series B
5.000%, 12/01/21	350	351,375
Montgomery County (GO) Series D
3.000%, 11/01/23	3,000	3,160,261
Prince County George’s (GO) Series A
5.000%, 07/15/24	770	866,848
4.000%, 09/01/24	2,500	2,757,956
5.000%, 07/15/29	3,500	4,515,603
Queen County Anne’s (GO)
5.000%, 07/15/25	1,235	1,439,857

	Face
	Amount^	Value†
	(000)
MARYLAND — (Continued)
Washington Suburban Sanitary Commission (RB) (CNTY GTD)
5.000%, 06/01/24	655	$733,887

TOTAL MARYLAND		55,116,868

MASSACHUSETTS — (2.7%)
City of Beverly (GO)
5.000%, 03/15/25	500	576,332
City of Lowell (GO) (ST AID WITHHLDG)
4.000%, 09/01/23	250	267,099
City of Quincy (GO)
5.000%, 01/15/25	405	464,169
City of Springfield (GO) (ST AID WITHHLDG) Series C
4.000%, 08/01/23	285	303,536
City of Worcester (GO)
5.000%, 02/15/26	1,910	2,265,774
Commonwealth of Massachusetts (GO) Series A
5.000%, 07/01/26	1,250	1,498,617
Commonwealth of Massachusetts (GO) Series B
5.000%, 08/01/22	1,165	1,206,985
Commonwealth of Massachusetts (GO) Series C
5.000%, 04/01/22	1,275	1,300,545
Commonwealth of Massachusetts (GO) Series F
5.000%, 05/01/25	1,600	1,852,226
Commonwealth of Massachusetts (GO) (AGM) Series B
5.250%, 09/01/24	400	455,225
Town of East Bridgewater (GO)
5.000%, 04/15/26	1,655	1,974,958
Town of Holbrook (GO)
5.000%, 12/01/21	755	757,935
Town of Nantucket
5.000%, 10/01/26	1,500	1,817,028
Town of Watertown (GO)
5.000%, 04/15/26	2,045	2,442,346

TOTAL MASSACHUSETTS		17,182,775

DFA MUNICIPAL BOND PORTFOLIO

CONTINUED

	Face
	Amount^	Value†
	(000)
MICHIGAN — (0.4%)
Michigan State (GO) Series A
5.000%, 12/01/24	1,275	$1,452,948
Michigan State (GO) Series B
4.000%, 11/01/25	1,000	1,134,831

TOTAL MICHIGAN		2,587,779

MINNESOTA — (2.7%)
City of Minneapolis (GO)
3.000%, 12/01/23	2,000	2,111,798
City of Saint Paul (GO) Series A
5.000%, 03/01/25	2,020	2,326,774
Hennepin County (GO) Series A
5.000%, 12/01/26	1,250	1,519,193
Hennepin County (GO) Series B
5.000%, 12/01/21	350	351,369
Metropolitan Council (GO) Series B
5.000%, 03/01/24	1,295	1,436,034
Minnesota State (GO) Series A
5.000%, 10/01/27	2,000	2,479,914
Minnesota State (GO) Series D
5.000%, 08/01/24	1,800	2,028,827
Minnesota State (GO) Series E
5.000%, 08/01/22	760	787,624
4.000%, 10/01/22	3,000	3,105,804
Ramsey County (GO) Series A
5.000%, 02/01/25	1,150	1,319,643

TOTAL MINNESOTA		17,466,980

MISSOURI — (2.2%)
Columbia School District (GO) Series B
5.000%, 03/01/25	1,725	1,986,353
Metropolitan Saint Louis Sewer District (RB) Series B
¤ 5.000%, 05/01/26 (Pre-refunded @ $100, 5/1/25)	1,540	1,783,349
Saint Louis County (GO)
5.000%, 02/01/23	2,545	2,695,776
5.000%, 02/01/25	1,270	1,456,456

	Face
	Amount^	Value†
	(000)
MISSOURI — (Continued)
Saint Louis County Reorganized School District No R-6 (GO)
5.000%, 02/01/26	5,000	$5,917,452

TOTAL MISSOURI		13,839,386

NEBRASKA — (0.9%)
Omaha School District (GO)
5.000%, 12/15/25	4,000	4,731,343
Papillion-La Vista School District No. 27 (GO) Series B
4.000%, 12/01/25	600	679,934
Southern Public Power District (RB)
5.000%, 12/15/21	400	402,304

TOTAL NEBRASKA		5,813,581

NEVADA — (0.4%)
Las Vegas Valley Water District (GO) Series C
5.000%, 06/01/24	405	453,109
Nevada State (GO) Series C
5.000%, 11/01/24	450	511,893
Nevada State (GO) Series D1
5.000%, 03/01/22	250	254,021
Washoe County NV (GO)
5.000%, 07/01/24	1,265	1,420,166

TOTAL NEVADA		2,639,189

NEW HAMPSHIRE — (0.1%)
City of Nashua (GO)
4.000%, 07/15/24	770	845,705

NEW JERSEY — (1.1%)
City of Hoboken (GO)
3.000%, 02/01/23	2,000	2,066,667
3.000%, 02/01/25	910	983,457
Montville Township (GO)
3.000%, 10/01/25	500	546,773
Princeton (GO)
3.000%, 09/15/24	1,515	1,629,150
2.000%, 12/15/25	1,815	1,916,777

TOTAL NEW JERSEY		7,142,824

NEW MEXICO — (0.9%)
New Mexico State Severance Tax Permanent Fund (RB) Series A
5.000%, 07/01/27	4,000	4,927,628

DFA MUNICIPAL BOND PORTFOLIO

CONTINUED

	Face
	Amount^	Value†
	(000)
NEW MEXICO — (Continued)
Santa Fe County (GO)
5.000%, 07/01/22	710	$732,752

TOTAL NEW MEXICO		5,660,380

NEW YORK — (3.6%)
City of New York (GO) Series A
5.000%, 08/01/24	3,100	3,487,721
5.000%, 08/01/25	1,500	1,746,479
City of New York (GO) Series C
5.000%, 08/01/22	500	518,058
City of New York (GO) Series E
5.000%, 08/01/22	1,000	1,036,116
City of New York (GO) Series H
5.000%, 08/01/22	2,010	2,082,593
Kingston City School District (GO) (ST AID WITHHLDG)
3.000%, 06/01/26	1,530	1,689,751
New York State Dormitory Authority (RB) (ETM)
5.000%, 02/15/25	350	401,848
New York State Dormitory Authority (RB)
5.000%, 02/15/25	150	172,019
New York State Dormitory Authority (RB) Series
5.000%, 02/15/22	2,000	2,027,736
New York State Dormitory Authority (RB) Series A
5.000%, 03/15/23	600	638,947
5.000%, 03/15/28	4,000	4,986,528
New York State Dormitory Authority (RB) Series B
5.000%, 02/15/22	800	811,095
5.000%, 02/15/24	300	331,672
New York State Urban Development Corp. (RB) Series A
5.000%, 03/15/25	500	575,724
North Shore Central School District (GO) (ST AID WITHHLDG)
2.000%, 12/15/23	315	325,853
Riverhead Central School District (GO) (ST AID WITHHLDG)
2.000%, 10/15/22	540	549,408

	Face
	Amount^	Value†
	(000)
NEW YORK — (Continued)
Triborough Bridge & Tunnel Authority (RB) Series C-1
4.000%, 11/15/27	1,500	$1,772,501

TOTAL NEW YORK		23,154,049

NORTH CAROLINA — (3.8%)
City of Charlotte (GO) Series A
5.000%, 06/01/29	2,000	2,580,770
City of Greensboro (GO) Series B
5.000%, 04/01/26	1,010	1,205,310
Mecklenburg County (GO) Series A
5.000%, 12/01/24	825	942,328
New Hanover County (GO)
5.000%, 02/01/23	1,550	1,642,432
North Carolina Eastern Municipal Power Agency (RB) (NATL-IBC) (ETM) Series B
6.000%, 01/01/22	1,725	1,741,529
North Carolina State (GO)
5.000%, 06/01/25	2,000	2,323,230
North Carolina State (GO) Series A
5.000%, 06/01/24	2,200	2,464,965
5.000%, 06/01/25	655	760,858
North Carolina State (GO) Series B
5.000%, 06/01/25	3,455	4,013,379
North Carolina State (GO) Series C
4.000%, 05/01/22	1,530	1,559,344
North Carolina State (GO) Series D
4.000%, 06/01/23	350	370,896
Wake County (GO)
5.000%, 04/01/25	4,000	4,623,534

TOTAL NORTH CAROLINA		24,228,575

NORTH DAKOTA — (0.2%)
City of West Fargo (GO) Series A
5.000%, 05/01/24	1,150	1,278,194

OHIO — (4.0%)
City of Columbus (GO) Series 3
5.000%, 02/15/27	1,250	1,525,253

DFA MUNICIPAL BOND PORTFOLIO

CONTINUED

	Face
	Amount^	Value†
	(000)
OHIO — (Continued)
City of Columbus (GO) Series A
3.000%, 07/01/22	835	$850,739
5.000%, 02/15/23	4,000	4,246,323
5.000%, 04/01/29	2,000	2,565,211
City of Columbus (GO) Series B
5.000%, 02/15/23	475	504,251
City of Columbus (GO) Series A
4.000%, 04/01/24	1,500	1,633,593
Cuyahoga County (RB)
¤ 5.000%, 12/01/35 (Pre-refunded @ $100, 12/1/24)	3,545	4,046,804
Hamilton County Sewer System Revenue (RB) Series A
5.000%, 12/01/21	500	501,948
Ohio State (GO) Series A
5.000%, 09/15/22	2,250	2,345,059
5.000%, 02/01/24	2,820	3,114,689
Ohio State (GO) Series B
5.000%, 06/15/22	450	463,575
5.000%, 09/15/23	1,000	1,087,442
5.000%, 09/01/24	2,000	2,259,628
Ohio State (GO) Series W
4.000%, 05/01/24	215	234,481
4.000%, 05/01/25	215	241,202

TOTAL OHIO		25,620,198

OKLAHOMA — (1.0%)
City of Oklahoma City (GO)
4.000%, 03/01/23	1,680	1,764,419
4.000%, 03/01/25	1,255	1,401,905
City of Tulsa (GO)
5.000%, 03/01/24	200	221,633
5.000%, 03/01/26	2,750	3,257,739

TOTAL OKLAHOMA		6,645,696

OREGON — (2.3%)
City of McMinnville (GO)
5.000%, 02/01/22	290	293,455
City of Salem (GO)
5.000%, 06/01/26	1,220	1,463,343
Clackamas County School District No. 7J Lake Oswego (GO) (SCH BD GTY)
5.000%, 06/01/24	400	447,845
Jackson County (GO)
4.000%, 06/01/23	40	42,342

	Face
	Amount^	Value†
	(000)
OREGON — (Continued)
Lane County School District No. 4J Eugene (GO) (SCH BD GTY)
3.000%, 06/15/25	940	$1,024,118
5.000%, 06/15/28	2,500	3,148,529
Multnomah County School District No. 7 Reynolds (GO) (SCH BD GTY) Series A
5.000%, 06/15/25	1,000	1,161,131
Oregon State Department of Transportation (RB) Series A
¤ 5.000%, 11/15/30 (Pre-refunded @ $100, 11/15/24)	1,150	1,310,959
Salem ORE (GO)
5.000%, 06/01/25	1,280	1,488,854
Washington & Multnomah Counties School District No. 48J Beaverton (GO) (SCH BD GTY)
¤ 5.000%, 06/15/26 (Pre-refunded @ $100, 6/15/24)	650	729,278
Washington County (GO)
5.000%, 03/01/24	3,000	3,327,462

TOTAL OREGON		14,437,316

PENNSYLVANIA — (0.8%)
Berks County (GO)
5.000%, 11/15/22	445	467,171
Commonwealth of Pennsylvania (GO) Series REF
5.000%, 07/01/22	1,025	1,057,847
Montgomery County (GO) Series A
5.000%, 01/01/26	2,745	3,249,025
Pennsylvania State University (RB) Series E
5.000%, 03/01/24	55	60,990
5.000%, 03/01/25	130	149,649

TOTAL PENNSYLVANIA		4,984,682

SOUTH CAROLINA — (4.3%)
Beaufort County School District (GO) (SCSDE) Series A
5.000%, 03/01/26	2,280	2,707,408

DFA MUNICIPAL BOND PORTFOLIO

CONTINUED

	Face
	Amount^	Value†
	(000)
SOUTH CAROLINA — (Continued)
Clemson University (RB) Series B
5.000%, 05/01/25	750	$862,583
Florence School District One
(GO) (SCSDE)
5.000%, 03/01/22	2,000	2,031,964
Grand Strand Water & Sewer Authority (RB) Series A
5.000%, 06/01/26	1,205	1,441,729
Lexington County School District No. 1 (GO) (SCSDE) Series C
4.000%, 02/01/23	3,985	4,171,493
Richland County (GO) (ST AID WITHHLDG) Series
5.000%, 03/01/25	535	615,865
Richland County School District No. 2 (GO) (SCSDE)
5.000%, 03/01/28	3,000	3,745,951
Richland County School District No. 2 (GO) (SCSDE) Series A
5.000%, 03/01/27	855	1,044,517
South Carolina State (GO) (ST AID WITHHLDG) Series B
5.000%, 04/01/26	1,210	1,442,817
Spartanburg County (GO) (ST AID WITHHLDG) Series A
3.000%, 04/01/25	1,715	1,863,713
3.000%, 04/01/26	1,500	1,655,302
State of South Carolina (GO) Series C
5.000%, 04/01/25	1,090	1,259,109
York County (GO) (ST AID WITHHLDG)
5.000%, 04/01/24	4,195	4,669,444

TOTAL SOUTH CAROLINA		27,511,895

TENNESSEE — (4.4%)
Blount County (GO) Series B
5.000%, 06/01/22	2,635	2,709,054
City of Knoxville Electric System Revenue (RB) Series LL
5.000%, 07/01/24	4,050	4,547,930
5.000%, 07/01/25	1,775	2,064,713

	Face
	Amount^	Value†
	(000)
TENNESSEE — (Continued)
City of Knoxville Wastewater System Revenue (RB) Series B
4.000%, 04/01/22	310	$314,890
City of Memphis (GO)
5.000%, 05/01/26	1,000	1,194,469
City of Memphis (GO) Series A
5.000%, 04/01/25	1,250	1,442,549
County of Sumner (GO)
5.000%, 06/01/26	1,500	1,794,684
Hamilton County (GO) Series B
5.000%, 03/01/22	1,735	1,762,729
Knox County (GO) Series C
5.000%, 06/01/25	1,000	1,159,678
Metropolitan Government of Nashville & Davidson County (GO)
5.000%, 07/01/22	650	671,007
Metropolitan Government of Nashville & Davidson County (GO) Series A
5.000%, 01/01/22	615	619,932
5.000%, 07/01/25	2,325	2,703,562
Metropolitan Government of Nashville & Davidson County Water & Sewer Revenue (RB) Series A
5.000%, 07/01/27	275	338,774
Sumner County (GO)
5.000%, 12/01/21	230	230,902
5.000%, 12/01/22	640	673,375
Tennessee State (GO) Series B
5.000%, 08/01/25	1,000	1,167,972
Williamson County (GO)
5.000%, 04/01/29	3,620	4,660,927

TOTAL TENNESSEE		28,057,147

TEXAS — (15.9%)
Alvin Independent School District (GO) (PSF-GTD)
5.000%, 02/15/23	140	148,509
Alvin Independent School District (GO) (PSF-GTD) Series A
5.000%, 02/15/25	1,500	1,721,397
Austin Independent School District (GO) (PSF-GTD)
5.000%, 08/01/24	250	281,488

DFA MUNICIPAL BOND PORTFOLIO

CONTINUED

	Face
	Amount^	Value†
	(000)
TEXAS — (Continued)
Bexar County (GO)
4.000%, 06/15/26	650	$748,725
5.000%, 06/15/26	1,625	1,945,629
Bexar County (GO) Series B
¤ 5.000%, 06/15/25 (Pre-refunded @ $100, 6/15/23)	1,500	1,615,481
Brazosport Independent School District (GO) (PSF-GTD)
5.000%, 02/15/25	2,000	2,296,611
Bridgeport Independent School District (GO) (PSF-GTD)
5.000%, 08/15/24	1,600	1,804,177
City of Amarillo (GO)
2.000%, 02/15/24	725	751,156
2.000%, 02/15/25	725	759,712
4.000%, 02/15/26	1,685	1,921,510
City of Arlington (GO) Series A
5.000%, 08/15/23	2,090	2,266,439
City of Arlington Water & Wastewater System Revenue (RB)
5.000%, 06/01/26	1,025	1,223,806
City of Austin (GO)
5.000%, 09/01/23	500	543,228
5.000%, 11/01/23	1,895	2,073,227
5.000%, 09/01/26	2,500	3,017,053
5.000%, 09/01/27	2,255	2,789,129
City of Brownsville Utilities System Revenue (RB) Series A
¤ 5.000%, 09/01/28 (Pre-refunded @ $100, 9/1/23)	2,000	2,170,140
City of Celina (GO)
4.125%, 09/01/25	1,415	1,605,573
4.125%, 09/01/26	2,520	2,916,956
City of Dallas Waterworks & Sewer System Revenue (RB) Series C
5.000%, 10/01/24	120	136,117
5.000%, 10/01/25	500	586,476
City of Denton (GO)
3.000%, 02/15/23	3,475	3,592,920
City of Fort Worth Water & Sewer System Revenue (RB) Series A
5.000%, 02/15/24	3,310	3,663,937
5.000%, 02/15/25	4,380	5,031,129

	Face
	Amount^	Value†
	(000)
TEXAS — (Continued)
City of Garland (GO) Series A
5.000%, 02/15/24	200	$221,192
City of Houston (GO) Series A
5.000%, 03/01/26	1,000	1,185,103
City of Pearland (GO)
5.000%, 03/01/25	500	572,709
City of San Antonio (GO)
5.000%, 02/01/23	1,655	1,753,908
City of San Antonio Electric & Gas Systems Revenue (RB)
5.000%, 02/01/22	3,360	3,400,368
Conroe Independent School District (GO) (PSF-GTD)
5.000%, 02/15/26	2,000	2,371,605
Corpus Christi Independent School District (GO) (PSF-GTD)
4.000%, 08/15/23	160	170,658
4.000%, 08/15/24	140	153,949
County of Collin (GO)
5.000%, 02/15/25	1,010	1,159,074
Dallas Independent School District (GO) (PSF-GTD)
5.000%, 02/15/23	3,000	3,184,742
Dallas Independent School District (GO) (PSF-GTD) Series A
5.000%, 08/15/24	3,250	3,665,702
Eanes Independent School District (GO) (PSF-GTD) Series A
5.000%, 08/01/25	1,505	1,755,964
El Paso Independent School District (GO) (PSF-GTD)
5.000%, 08/15/24	500	563,954
Fort Bend Independent School District (GO) (PSF-GTD) Series C
5.000%, 02/15/24	1,275	1,411,026
Fort Worth Independent School District (GO) (PSF-GTD)
5.000%, 02/15/26	445	526,645
Goose Creek Consolidated Independent School District (GO) (PSF-GTD)
5.000%, 02/15/23	215	228,153
Harris County (GO)
5.000%, 10/01/26	400	483,462

DFA MUNICIPAL BOND PORTFOLIO

CONTINUED

	Face
	Amount^	Value†
	(000)
TEXAS — (Continued)
Harris County (GO) Series A
5.000%, 10/01/23	1,565	$1,706,889
Harris County Flood Control District (GO) Series A
5.000%, 10/01/26	550	662,986
Highland Park Independent School District (GO)
5.000%, 02/15/23	2,000	2,122,626
Houston Independent School District (GO) (PSF-GTD)
5.000%, 02/15/24	2,000	2,215,316
Houston Independent School District (GO) (PSF-GTD) Series A
5.000%, 02/15/26	1,750	2,079,244
Leander Independent School District (GO) (PSF-GTD) Series C
5.000%, 08/15/24	700	789,327
McAllen Independent School District (GO) (PSF-GTD) Series A
5.000%, 02/15/22	2,725	2,762,951
North Texas Municipal Water District Water System Revenue (RB)
5.000%, 09/01/23	125	135,759
Northwest Independent School District (GO) (PSF-GTD) Series A
5.000%, 02/15/24	1,000	1,104,264
Port Authority of Houston of Harris County Texas (GO) Series A-2
5.000%, 10/01/23	70	76,304
Port Neches-Groves Independent School District (GO) (PSF-GTD)
5.000%, 02/15/24	1,000	1,106,687
Texas State (GO)
5.000%, 10/01/23	375	408,923
¤ 4.000%, 10/01/33 (Pre-refunded @ $100, 4/1/24)	1,500	1,631,315
Texas State (GO) Series A
5.000%, 04/01/25	2,185	2,520,770
5.000%, 10/01/25	2,465	2,890,280
Texas Transportation Commission State Highway Fund (RB) Series A
5.000%, 04/01/23	500	533,780

	Face
	Amount^	Value†
	(000)
TEXAS — (Continued)
University of Texas System (RB) Series C
5.000%, 08/15/24	1,000	$1,128,206
University of Texas System (RB) Series J
5.000%, 08/15/25	3,000	3,503,366
Wichita Falls Independent School District (GO) (PSF-GTD)
4.000%, 02/01/25	105	116,926
Williamson County (GO)
4.000%, 02/15/26	4,000	4,574,217
Ysleta Independent School District (GO) (PSF-GTD)
¤ 5.000%, 08/15/41 (Pre-refunded @ $100, 8/15/25)	1,200	1,403,147

TOTAL TEXAS		101,892,022

UTAH — (2.5%)
Canyons School District (GO) (SCH BD GTY) Series A
5.000%, 06/15/25	1,615	1,877,124
Davis School District (GO) (SCH BD GTY) Series B
5.000%, 06/01/23	2,445	2,629,129
Granite School District Board of Education (GO) (SCH BD GTY)
5.000%, 06/01/25	2,500	2,901,131
Provo School District (GO) (SCH BD GTY)
5.000%, 06/15/25	2,000	2,322,262
Salt Lake County (GO) Series B
5.000%, 12/15/24	1,600	1,829,511
Utah State (GO)
5.000%, 07/01/22	1,845	1,904,338
5.000%, 07/01/24	2,000	2,248,168
Utah State (GO) Series B
5.000%, 07/01/24	575	646,348

TOTAL UTAH		16,358,011

VERMONT — (0.2%)
Vermont State (GO) Series B
5.000%, 08/15/23	1,000	1,084,797

VIRGINIA — (5.9%)
Arlington County (GO)
5.000%, 06/15/22	3,000	3,090,117

DFA MUNICIPAL BOND PORTFOLIO

CONTINUED

	Face
	Amount^	Value†
	(000)
VIRGINIA — (Continued)
Chesterfield County (GO) (ST AID WITHHLDG)
5.000%, 01/01/23	2,905	$3,067,241
City of Alexandria (GO) (ST AID WITHHLDG) Series D
5.000%, 07/01/26	2,235	2,686,370
City of Hampton (GO) (ST AID WITHHLDG) Series B
5.000%, 09/01/22	475	494,012
City of Manassas (GO) (ST AID WITHHLDG)
5.000%, 01/01/26	2,485	2,935,651
City of Newport News Water Revenue (RB)
5.000%, 07/15/24	950	1,069,487
City of Richmond (GO) (ST AID WITHHLDG) Series B
5.000%, 07/15/22	1,065	1,101,345
City of Suffolk (GO) (ST AID WITHHLDG)
5.000%, 02/01/23	1,575	1,669,332
Commonwealth of Virginia (GO) Series A
5.000%, 06/01/25	1,430	1,657,786
Fairfax County Water Authority (RB)
5.000%, 04/01/26	1,290	1,537,588
Henrico County (GO) (ST AID WITHHLDG)
5.000%, 08/01/27	3,000	3,708,895
Henrico County (GO) (ST AID WITHHLDG) Series A
5.000%, 08/01/25	1,545	1,803,262
Loudoun County (GO) (ST AID WITHHLDG) Series A
5.000%, 12/01/22	1,225	1,288,744
Loudoun County (GO) (ST AID WITHHLDG) Series B
5.000%, 12/01/24	2,000	2,285,095
5.000%, 12/01/25	1,800	2,124,065
Loudoun County (GO) Series B
5.000%, 12/01/26	2,270	2,760,123
Loudoun County Sanitation Authority (RB)
5.000%, 01/01/26	2,165	2,560,563

	Face
	Amount^	Value†
	(000)
VIRGINIA — (Continued)
Virginia College Building Authority (RB) (ST AID WITHHLDG) Series A
¤ 5.000%, 09/01/25 (Pre-refunded @ $100, 9/1/24)	1,985	$2,245,088

TOTAL VIRGINIA		38,084,764

WASHINGTON — (7.3%)
Auburn School District No. 408 of King & Pierce Counties (GO) (SCH BD GTY)
5.000%, 12/01/25	960	1,131,131
Chelan County Public Utility District No. 1 (RB) Series A
5.000%, 07/01/24	200	223,965
5.000%, 07/01/25	100	115,847
City of Bellevue (GO) Series A
4.000%, 12/01/25	210	238,977
City of Seattle (GO) Series A
5.000%, 12/01/25	2,000	2,358,296
5.000%, 05/01/26	3,165	3,780,493
5.000%, 12/01/26	1,500	1,822,195
City of Seattle Water System Revenue (RB)
5.000%, 08/01/26	5,740	6,907,333
Clark County School District No. 37 Vancouver (GO) (SCH BD GTY)
4.000%, 12/01/26	1,940	2,260,017
County of King (GO) Series A
4.000%, 01/01/26	500	571,246
King County (GO) Series E
5.000%, 12/01/25	1,275	1,504,546
King County School District No. 210 Federal Way (GO) (SCH BD GTY)
5.000%, 12/01/25	1,000	1,178,705
King County School District No. 405 Bellevue (GO) (SCH BD GTY) Series B
5.000%, 12/01/26	995	1,208,723
King County School District No. 411 Issaquah (GO) (SCH BD GTY)
5.000%, 12/01/23	1,440	1,580,496

DFA MUNICIPAL BOND PORTFOLIO

CONTINUED

	Face
	Amount^	Value†
	(000)
WASHINGTON — (Continued)
King County School District No. 414 Lake Washington (GO) (SCH BD GTY)
5.000%, 12/01/22	2,000	$2,104,072
4.000%, 12/01/25	1,370	1,559,638
King County Sewer Revenue (RB) Series B
5.000%, 07/01/25	1,305	1,519,554
Snohomish County Public Utility District No. 1 (RB) Series A
5.000%, 12/01/23	595	652,791
Snohomish County School District No. 6 Mukilteo (GO) (SCH BD GTY)
5.000%, 12/01/25	2,000	2,356,522
Tacoma Metropolitan Park District (GO) Series B
5.000%, 12/01/21	350	351,375
Washington State (GO) Series 2017-A
5.000%, 08/01/26	1,675	2,013,031
Washington State (GO) Series B
5.000%, 07/01/24	800	898,129
5.000%, 07/01/25	475	552,341
Washington State (GO) Series C
5.000%, 02/01/23	500	529,882
5.000%, 02/01/25	1,000	1,146,816
Washington State (GO) Series D
5.000%, 06/01/24	2,225	2,489,915
5.000%, 06/01/25	1,260	1,461,194
Washington State (GO) Series R-2018C
5.000%, 08/01/25	2,500	2,914,853
Washington State (GO) Series R-2018D
5.000%, 08/01/25	1,365	1,591,510

TOTAL WASHINGTON		47,023,593

WEST VIRGINIA — (0.1%)
West Virginia State (GO) Series A
5.000%, 12/01/23	500	548,784

	Face
	Amount^	Value†
	(000)
WISCONSIN —(3.4%)
City of Madison (GO) Series A
4.000%, 10/01/26	1,000	$1,155,685
Germantown School District (GO) Series A
5.000%, 04/01/27	1,000	1,221,294
Janesville School District (GO) (ETM)
3.000%, 03/01/24	355	375,975
Janesville School District (GO)
3.000%, 03/01/24	1,645	1,745,434
Madison Metropolitan School District (GO) Series A
2.000%, 03/01/25	1,300	1,364,564
Milwaukee County Metropolitan Sewer District (GO) Series A
5.000%, 10/01/25	2,635	3,089,609
Waukesha WIS (GO) Series C
5.000%, 10/01/25	200	234,081
Wisconsin State (GO) Series 1
5.000%, 05/01/26	2,745	3,266,707
Wisconsin State (GO) Series 3
5.000%, 11/01/22	1,875	1,965,363
Wisconsin State (GO) Series A
5.000%, 05/01/25	970	1,118,888
Wisconsin State (GO) Series B
5.000%, 05/01/25	2,000	2,306,985
5.000%, 05/01/27	3,000	3,660,660

TOTAL WISCONSIN		21,505,245

TOTAL MUNICIPAL BONDS Cost ($ 630,903,394)		640,671,849

TOTAL INVESTMENTS — (100.0%) (Cost $ 630,903,394)		$640,671,849

DFA MUNICIPAL BOND PORTFOLIO

CONTINUED

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Municipal Bonds	—	$640,671,849	—	$640,671,849

TOTAL	—	$640,671,849	—	$640,671,849

See accompanying Notes to Financial Statements.

DFA SHORT-TERM MUNICIPAL BOND PORTFOLIO

SCHEDULE OF INVESTMENTS

October 31, 2021

	Face Amount^	Value†
	(000)
CERTIFICATES OF DEPOSIT — (1.2%)
Regents of the University of Michigan
0.060%, 12/02/21	5,000	$4,999,954
0.070%, 01/05/22	23,035	23,035,000

TOTAL CERTIFICATES OF DEPOSIT		28,034,954

MUNICIPAL BONDS — (98.8%)
ALABAMA — (0.0%)
Alabama Federal Aid Highway Finance Authority (RB)
¤ 5.000%, 09/01/26 (Pre-refunded @ $100, 9/1/22)	1,000	1,039,940

ALASKA — (0.3%)
Municipality of Anchorage (GO) (TAN)
1.500%, 12/15/21	7,000	7,011,867

ARIZONA — (0.4%)
Arizona State University (RB) Series A
¤ 5.000%, 07/01/42 (Pre-refunded @ $100, 7/1/22)	6,000	6,192,928
City of Tucson (GO) Series A
5.000%, 07/01/22	1,500	1,548,273
Maricopa County Union High School District No. 210-Phoenix (GO) Series E
5.000%, 07/01/23	1,425	1,537,560

TOTAL ARIZONA		9,278,761

CALIFORNIA — (6.9%)
Bay Area Toll Authority (RB) Series F-1
¤ 5.000%, 04/01/26 (Pre-refunded @ $100, 4/1/22)	3,995	4,075,211
California State Department of Water Resources (RB) Series AQ
¤ 4.000%, 12/01/35 (Pre-refunded @ $100, 6/1/23)	1,000	1,059,868

	Face Amount^	Value†
	(000)
CALIFORNIA — (Continued)
City of Los Angeles (RN)
4.000%, 06/23/22	50,000	$51,246,905
East Side Union High School District (GO) Series C
3.000%, 08/01/22	7,540	7,700,328
Inglewood Unified School District (GO) (AGM) Series A
4.000%, 08/01/22	1,100	1,129,240
4.000%, 08/01/23	1,125	1,194,947
Los Angeles County (RN)
4.000%, 06/30/22	15,060	15,446,819
Los Angeles County Schools (RN)
2.000%, 12/30/21	735	737,254
Los Angeles County Schools (RN) Series B-3
2.000%, 12/30/21	9,285	9,313,475
Los Angeles Unified School District (GO) Series A
5.000%, 07/01/23	9,000	9,709,331
Riverside County (RN)
2.000%, 06/30/22	6,250	6,325,935
San Diego Unified School District (RN) Series A
4.000%, 06/30/22	19,670	20,173,890
San Diego Unified School District (GO) (AGM) Series C-2
5.500%, 07/01/22	10,790	11,171,550
San Diego Unified School District (GO) Series N-2
5.000%, 07/01/23	7,200	7,768,722
San Francisco Unified School District (RN)
2.000%, 12/31/21	5,000	5,015,708
San Mateo Union High School District (GO) Series A
4.000%, 09/01/22	1,600	1,650,904
Southern California Public Power Authority (RB) Series A
5.000%, 07/01/22	820	846,277
University of California (RB) Series G
¤ 5.000%, 05/15/37 (Pre-refunded @ $100, 5/15/22)	10,385	10,653,035

DFA SHORT-TERM MUNICIPAL BOND PORTFOLIO

CONTINUED

	Face Amount^	Value†
	(000)
CALIFORNIA — (Continued)
West Contra Costa Unified School District (GO) Series A-1
5.000%, 08/01/23	920	$996,199

TOTAL CALIFORNIA		166,215,598

COLORADO — (3.7%)
Board of Governors of Colorado State University System (RB) (ST HGR ED INTER) Series A
¤ 5.000%, 03/01/38 (Pre-refunded @ $100, 3/1/22)	1,250	1,269,977
Board of Water Commissioners City & County of Denver (RB) Series B
5.000%, 09/15/22	3,420	3,563,568
Boulder Valley School District No. Re-2 Boulder (GO) (ST AID WITHHLDG) Series A
6.000%, 12/01/22	1,920	2,040,843
City & County of Denver (GO) Series A
5.000%, 08/01/22	3,845	3,983,570
City of Colorado Springs Utilities System Revenue (RB) Series A
5.000%, 11/15/21	2,900	2,905,064
5.000%, 11/15/22	1,200	1,259,531
City of Colorado Springs Utilities System Revenue (RB) Series B
5.000%, 11/15/22	870	913,160
5.000%, 11/15/23	1,415	1,549,935
Colorado State Education Loan Program (RN) Series A
4.000%, 06/29/22	50,000	51,272,125
Denver City & County School District No. 1 (GO) (ST AID WITHHLDG)
5.000%, 12/01/22	11,950	12,573,167
El Paso County School District No. 2 Harrison (GO) (ST AID WITHHLDG)
5.000%, 12/01/22	1,500	1,577,885

	Face Amount^	Value†
	(000)
COLORADO — (Continued)
Ignacio School District 11JT (GO) (ST AID WITHHLDG)
¤ 5.000%, 12/01/31 (Pre-refunded @ $100, 12/1/21)	1,215	$1,219,715
Jefferson County (GO) (ST AID WITHHLDG)
5.000%, 12/15/22	1,180	1,243,432
Weld County School District No. 6 Greeley (GO) (ST AID WITHHLDG)
5.000%, 12/01/23	1,370	1,504,571
Weld County School District No. RE-4 (GO) (ST AID WITHHLDG)
4.000%, 12/01/22	1,000	1,041,357

TOTAL COLORADO		87,917,900

CONNECTICUT — (4.3%)
City of Bridgeport (GO) Series A
¤ 5.000%, 02/15/32 (Pre-refunded @ $100, 2/15/22)	2,200	2,230,460
City of Danbury (GO) (BAN)
1.000%, 07/14/22	25,000	25,138,957
City of Danbury (GO) Series A
4.000%, 07/15/22	1,200	1,232,094
4.000%, 07/15/23	1,200	1,276,132
City of Danbury (GO) Series B
4.000%, 07/15/22	2,775	2,849,218
City of Middletown (GO)
5.000%, 04/01/23	3,220	3,436,592
City of New Haven (GO) Series A
5.000%, 08/01/22	575	594,377
5.000%, 08/01/23	375	404,173
Metropolitan District (RB) Series A
¤ 5.000%, 04/01/32 (Pre-refunded @ $100, 4/1/22)	5,550	5,660,962
Town of Cheshire (GO) Series B
4.000%, 07/15/22	1,500	1,540,550
Town of Greenwich (GO) (BAN)
1.500%, 01/13/22	25,000	25,069,057

DFA SHORT-TERM MUNICIPAL BOND PORTFOLIO

CONTINUED

	Face Amount^	Value†
	(000)
CONNECTICUT — (Continued)
Town of Greenwich (GO) Series A
5.000%, 01/15/22	5,575	$5,630,072
Town of Groton (GO) (BAN)
3.000%, 04/28/22	15,660	15,881,768
Town of North Branford (GO) (BAN)
2.000%, 08/04/22	1,000	1,013,417
Town of South Windsor (GO)
4.000%, 02/01/22	1,350	1,362,918
Town of South Windsor (GO) Series B
4.000%, 12/15/22	1,095	1,141,876
Town of South Windsor (GO) (BAN)
1.500%, 02/11/22	1,500	1,505,713
Town of Southington (GO)
4.000%, 01/15/22	495	498,887
4.000%, 01/15/23	1,015	1,061,354
Town of Windham (GO)
1.000%, 09/29/22	5,000	5,036,483

TOTAL CONNECTICUT		102,565,060

DELAWARE — (0.6%)
Delaware State (GO)
5.000%, 03/01/22	3,000	3,047,845
5.000%, 02/01/23	9,000	9,537,870
Delaware State (GO) Series B
5.000%, 07/01/22	1,250	1,290,057

TOTAL DELAWARE		13,875,772

DISTRICT OF COLUMBIA — (0.1%)
District of Columbia (RB) Series G
¤ 5.000%, 12/01/30 (Pre-refunded @ $100, 12/1/21)	2,430	2,439,486

FLORIDA — (1.9%)
5.000%, 07/01/22	6,130	6,325,601
Florida State (GO) Series B
5.000%, 06/01/22	2,500	2,570,111
Florida State (GO) Series F
5.000%, 06/01/22	245	251,871
Miami-Dade County (GO) Series A
5.000%, 11/01/21	1,735	1,735,000

	Face Amount^	Value†
	(000)
FLORIDA — (Continued)
Miami-Dade County Aviation Revenue (RB) Series B
¤ 5.000%, 10/01/25 (Pre-refunded @ $100, 10/1/22)	1,445	$1,508,472
Miami-Dade County Expressway Authority (RB) Series B
5.000%, 07/01/27	1,040	1,160,204
Miami-Dade County Health Facilities Authority (RB)
5.000%, 08/01/23	300	324,097
Orlando Utilities Commission (RB) Series C
5.000%, 10/01/22	2,000	2,088,228
5.000%, 10/01/23	3,600	3,926,391
School District of Broward County (RN)
2.000%, 06/30/22	20,000	20,249,702
School District of Broward County (GO)
5.000%, 07/01/22	1,660	1,713,082
School District of Broward County (COP) Series B
5.000%, 07/01/24	2,280	2,554,488

TOTAL FLORIDA		44,407,247

GEORGIA — (3.6%)
Athens-Clarke County Unified Government (GO)
5.000%, 12/01/22	2,100	2,209,040
City of Atlanta GA (GO)
5.000%, 12/01/21	1,805	1,812,076
Cobb County (GO)
5.000%, 01/01/22	500	503,985
Fulton County (RN)
1.250%, 12/31/21	35,000	35,065,404
Georgia State (GO) Series A
5.000%, 07/01/22	8,500	8,772,966
5.000%, 08/01/22	10,550	10,931,024
5.000%, 07/01/23	10,000	10,793,385
Gwinnett County School District (GO)
4.000%, 02/01/22	3,685	3,720,169
Gwinnett County Water & Sewerage Authority (RB)
4.000%, 08/01/22	3,500	3,600,281
Henry County (GO)
5.000%, 05/01/22	600	614,428
Henry County School District (GO) (ST AID WITHHLDG)
5.000%, 08/01/23	5,800	6,279,317

DFA SHORT-TERM MUNICIPAL BOND PORTFOLIO

CONTINUED

	Face Amount^	Value†
	(000)
GEORGIA — (Continued)
Paulding County School District (GO) (ST AID WITHHLDG)
3.000%, 08/01/22	1,500	$1,531,553
Private Colleges & Universities Authority
0.000%, 04/01/22	175	178,290
5.000%, 04/01/23	325	345,905

TOTAL GEORGIA		86,357,823

HAWAII — (1.7%)
City & County of Honolulu (GO) Series B
5.000%, 10/01/23	715	779,392
City & County of Honolulu (GO) Series F
5.000%, 07/01/22	1,250	1,290,228
Hawaii State (GO) Series DZ
¤ 5.000%, 12/01/22 (Pre-refunded @ $100, 12/1/21)	2,000	2,007,725
Hawaii State (GO) Series EF
5.000%, 11/01/21	5,500	5,500,000
Hawaii State (GO) Series EO
5.000%, 08/01/22	6,000	6,217,621
Hawaii State (GO) Series EY
5.000%, 10/01/22	9,055	9,456,165
Hawaii State (GO) Series EZ
5.000%, 10/01/22	7,040	7,351,894
Hawaii State (GO) Series FB
5.000%, 04/01/22	2,000	2,040,325
Hawaii State (GO) Series FK
4.000%, 05/01/23	1,020	1,077,632
Maui County (GO)
5.000%, 03/01/22	1,500	1,524,075
5.000%, 03/01/23	2,305	2,451,113

TOTAL HAWAII		39,696,170

ILLINOIS — (0.7%)
Illinois Finance Authority (RB)
¤ 4.000%, 06/01/47 (Pre-refunded @ $100, 6/1/22)	7,575	7,739,552
Illinois State (GO)
5.000%, 02/01/24	1,715	1,882,515
Kane Cook & DuPage etc Counties Community College District No. 509 Elgin (GO) Series B
4.000%, 12/15/21	390	391,786

	Face Amount^	Value†
	(000)
ILLINOIS — (Continued)
Lake County Forest Preserve District (GO)
5.000%, 12/15/21	4,575	$4,601,415
5.000%, 12/15/22	1,485	1,564,482

TOTAL ILLINOIS		16,179,750

INDIANA — (0.0%)
Lake Central Multi-District School Building Corp. (RB) (ST AID WITHHLDG)
¤ 5.000%, 01/15/33 (Pre-refunded @ $100, 1/15/23)	1,000	1,057,588

IOWA — (0.4%)
Ankeny Community School District (GO) Series A
5.000%, 06/01/22	2,500	2,569,664
City of Ankeny (GO) Series A
5.000%, 06/01/22	4,495	4,621,327
Iowa Finance Authority (RB)
¤ 5.000%, 08/01/28 (Pre-refunded @ $100, 8/1/23)	2,205	2,387,628

TOTAL IOWA		9,578,619

KANSAS — (0.2%)
City of Lawrence (GO) Series I
4.500%, 05/01/22	1,000	1,021,897
City of Leawood (GO)
1.500%, 09/01/22	2,500	2,527,297
Johnson County (GO) Series A
3.000%, 09/01/22	1,135	1,160,831

TOTAL KANSAS		4,710,025

KENTUCKY — (0.3%)
Louisville & Jefferson County (RB)
5.000%, 12/01/35	3,115	3,200,725
Louisville Water Co (RB)
5.000%, 11/15/21	2,825	2,829,954

TOTAL KENTUCKY		6,030,679

LOUISIANA — (0.8%)
Louisiana State (GO) Series A
5.000%, 08/01/22	1,225	1,269,148
5.000%, 03/01/23	7,105	7,552,427

DFA SHORT-TERM MUNICIPAL BOND PORTFOLIO

CONTINUED

	Face Amount^	Value†
	(000)
LOUISIANA — (Continued)
Louisiana State (GO) Series B
5.000%, 08/01/22	975	$1,010,138
Louisiana State (RB) Series A
¤ 5.000%, 06/15/32 (Pre-refunded @ $100, 6/15/24)	3,870	4,342,008
¤ 5.000%, 06/15/34 (Pre-refunded @ $100, 6/15/24)	4,000	4,487,864

TOTAL LOUISIANA		18,661,585

MAINE — (0.3%)
Cumberland County (GO) (TAN)
1.500%, 11/05/21	6,000	6,000,925
Maine Municipal Bond Bank (RB) Series C
¤ 5.000%, 11/01/31 (Pre-refunded @ $100, 11/1/21)	1,000	1,000,000

TOTAL MAINE		7,000,925

MARYLAND — (5.2%)
Anne County Arundel (GO)
5.000%, 10/01/22	4,115	4,296,141
Baltimore County (GO)
3.000%, 11/01/21	6,080	6,080,000
5.000%, 03/01/22	4,385	4,455,527
5.000%, 03/01/23	6,595	7,016,714
Baltimore County (GO) (BAN)
4.000%, 03/23/22	35,000	35,534,723
Carroll County (GO) Series A
4.000%, 11/01/22	1,605	1,666,365
Howard County (GO) Series A
5.000%, 08/15/22	7,935	8,237,021
Maryland State (GO) Series B
¤ 5.000%, 08/01/26 (Pre-refunded @ $100, 8/1/22)	2,500	2,589,905
Maryland State Department of Transportation (RB)
5.000%, 11/01/21	5,020	5,020,000
5.000%, 12/01/21	2,460	2,469,623
5.000%, 12/15/22	11,270	11,875,826
5.000%, 09/01/23	2,630	2,858,393

	Face Amount^	Value†
	(000)
MARYLAND — (Continued)
Montgomery County (RB)
¤ 5.000%, 12/01/40 (Pre-refunded @ $100, 12/1/21)	3,000	$3,011,711
Montgomery County (GO) Series A
4.000%, 08/01/22	11,000	11,316,012
Montgomery County (GO) Series B
5.000%, 12/01/21	4,000	4,015,714
Prince County George’s (GO) Series A
5.000%, 07/15/22	10,000	10,339,094
Queen County Anne’s (GO)
5.000%, 07/15/22	1,550	1,602,335
Talbot County (GO)
2.000%, 12/15/21	1,330	1,332,965

TOTAL MARYLAND		123,718,069

MASSACHUSETTS — (8.1%)
Boston Water & Sewer Commission (RB) Series B
¤ 5.000%, 11/01/35 (Pre-refunded @ $100, 11/1/23)	1,500	1,641,393
City of Attleboro (GO)
1.000%, 11/01/22	10,000	10,079,076
City of Beverly (GO)
5.000%, 03/15/22	645	656,467
5.000%, 03/15/23	1,215	1,294,042
City of Boston (GO) Series A
5.000%, 03/01/22	1,975	2,006,765
City of Boston (GO) Series B
5.000%, 04/01/22	1,300	1,326,156
City of Framingham (GO)
5.000%, 12/15/21	1,020	1,025,927
5.000%, 06/15/22	1,755	1,807,606
5.000%, 12/15/22	480	505,859
City of New Bedford (GO) (BAN)
2.000%, 04/15/22	9,000	9,076,703
City of Quincy (GO) (BAN)
1.500%, 01/14/22	10,000	10,027,598
1.000%, 06/10/22	31,000	31,160,530
1.000%, 07/08/22	10,000	10,058,400
City of Somerville (GO) (BAN)
2.000%, 06/03/22	35,000	35,377,226
City of Worcester (GO) (BAN)
2.000%, 02/01/22	15,000	15,069,018
City of Worcester (GO)
2.000%, 02/01/22	1,635	1,642,485

DFA SHORT-TERM MUNICIPAL BOND PORTFOLIO

CONTINUED

	Face Amount^	Value†
	(000)
MASSACHUSETTS — (Continued)
5.000%, 02/15/23	1,800	$1,908,676
Commonwealth of Massachusetts (GO) Series A
¤ 5.000%, 12/01/38 (Pre-refunded @ $100, 12/1/21)	5,000	5,019,559
North Middlesex Regional School District (GO) (BAN)
2.000%, 02/04/22	10,000	10,048,589
Town of Ashland (GO) (BAN)
2.000%, 08/08/22	10,000	10,140,801
Town of Dracut (GO)
5.000%, 07/15/22	1,275	1,317,958
Town of Needham MA (GO)
5.000%, 07/15/22	1,510	1,561,422
Town of Orleans (GO) (BAN)
1.500%, 02/04/22	9,000	9,031,643
Town of Plymouth (GO)
5.000%, 05/01/23	1,010	1,082,472
Town of Provincetown (GO)
5.000%, 09/15/22	1,350	1,406,187
Town of Watertown (GO)
5.000%, 02/01/22	1,250	1,264,986
5.000%, 02/01/23	2,445	2,591,122
Town of Westborough (GO) (BAN)
2.000%, 03/29/22	15,000	15,115,365
University of Massachusetts Building Authority Series 1
¤ 5.000%, 11/01/44	1,000	1,138,859

TOTAL MASSACHUSETTS		194,382,890

MICHIGAN — (1.5%)
Ann Arbor School District (GO) (Q-SBLF)
¤ 5.000%, 05/01/29 (Pre-refunded @ $100, 5/1/22)	1,810	1,853,431
Michigan Finance Authority (RB)
¤ 5.000%, 10/01/28 (Pre-refunded @ $100, 10/1/22)	3,000	3,131,776
¤ 5.000%, 10/01/29 (Pre-refunded @ $100, 10/1/22)	2,000	2,087,851
¤ 5.000%, 10/01/32 (Pre-refunded @ $100, 10/1/22)	2,000	2,087,851

	Face Amount^	Value†
	(000)
MICHIGAN — (Continued)
Michigan State Hospital Finance Authority (RB)
¤ 5.000%, 12/01/34 (Pre-refunded @ $100, 6/1/22)	26,810	$27,555,800

TOTAL MICHIGAN		36,716,709

MINNESOTA — (1.9%)
City of Maple Grove (GO) Series E
5.000%, 02/01/22	330	333,923
City of Minneapolis (GO)
3.000%, 12/01/21	5,600	5,612,936
City of Saint Paul Sewer Revenue (RB) Series D
3.000%, 12/01/21	340	340,772
Hennepin County (GO) Series A
5.000%, 12/01/22	3,500	3,681,733
5.000%, 12/01/24	1,000	1,141,884
Hennepin County (GO) Series B
5.000%, 12/01/21	650	652,543
Lakeville Independent School District No. 194 (GO) (SD CRED PROG) Series A
5.000%, 02/01/23	5,875	6,224,584
Lakeville Independent School District No. 194 (GO) (SD CRED PROG) Series C
5.000%, 02/01/23	1,495	1,583,562
Minneapolis Special School District No. 1 (GO) (SD CRED PROG) Series B
5.000%, 02/01/22	3,395	3,435,359
5.000%, 02/01/23	2,295	2,430,965
Minnesota State (GO) Series B
2.000%, 08/01/22	2,500	2,534,875
5.000%, 09/01/22	2,000	2,080,737
5.000%, 08/01/24	1,230	1,386,366
Minnesota State (GO) Series D
5.000%, 08/01/22	12,610	13,068,338
West St. Paul-Mendota Heights-Eagan Independent School District No. 197 (GO) (SD CRED PROG) Series A
5.000%, 02/01/23	1,330	1,408,788

TOTAL MINNESOTA		45,917,365

DFA SHORT-TERM MUNICIPAL BOND PORTFOLIO

CONTINUED

	Face Amount^	Value†
	(000)
MISSOURI — (0.6%)
City of Kansas City (GO) Series A
3.000%, 02/01/22	2,570	$2,588,243
3.000%, 02/01/23	1,995	2,065,063
City of Kansas City Sanitary Sewer System Revenue (RB) Series B
5.000%, 01/01/23	1,750	1,844,883
City of Kansas City Water Revenue (RB) Series A
5.000%, 12/01/23	850	933,119
Columbia School District (GO) (ST AID DIR DEP) Series B
5.000%, 03/01/22	2,250	2,286,112
5.000%, 03/01/23	1,750	1,861,660
North Kansas City School District No. 74 (GO) (ST AID DIR DEP)
5.000%, 03/01/22	830	843,321
Saint Louis County (GO)
5.000%, 02/01/22	2,420	2,449,013

TOTAL MISSOURI		14,871,414

NEBRASKA — (0.8%)
City of Fremont Combined Utility System Revenue (RB)
¤ 4.000%, 11/15/36 (Pre-refunded @ $100, 12/11/23)	2,000	2,156,606
¤ 4.000%, 11/15/37 (Pre-refunded @ $100, 12/11/23)	2,000	2,156,606
Nebraska Public Power District (RB) Series A
¤ 5.000%, 01/01/24 (Pre-refunded @ $100, 1/1/22)	1,290	1,300,183
Omaha Public Power District (RB) Series B
5.000%, 02/01/23	2,030	2,149,472
Papio-Missouri River Natural Resource District (GO)
¤ 3.250%, 12/15/33 (Pre-refunded @ $100, 6/15/22)	1,500	1,528,355

	Face Amount^	Value†
	(000)
NEBRASKA — (Continued)
University of Nebraska (RB)
¤ 5.000%, 07/01/42 (Pre-refunded @ $100, 1/1/22)	10,475	$10,558,129

TOTAL NEBRASKA		19,849,351

NEVADA — (0.6%)
Clark County (GO)
5.000%, 11/01/21	2,325	2,325,000
Las Vegas Valley Water District (GO) Series A
5.000%, 06/01/22	3,935	4,044,886
Nevada State (GO) Series B
5.000%, 11/01/21	4,000	4,000,000
Washoe County (GO)
5.000%, 07/01/22	4,950	5,107,272

TOTAL NEVADA		15,477,158

NEW JERSEY — (11.2%)
Bergen County (GO)
1.500%, 10/20/22	20,000	20,252,070
Bergen County (GO) (BAN) Series A
1.000%, 06/09/22	26,000	26,132,441
City of Jersey City (GO) (BAN) Series A
1.500%, 01/12/22	30,920	31,004,838
City of Jersey City (GO) (BAN) Series B&C
2.000%, 06/16/22	20,000	20,235,082
Essex County (GO) Series A&C
5.000%, 03/01/22	3,580	3,637,216
Mercer County (GO) (BAN) Series A
1.000%, 06/08/22	30,000	30,144,855
Middlesex County (GO) (BAN)
2.000%, 06/01/22	13,000	13,141,855
Monmouth County (GO)
5.000%, 07/15/22	3,415	3,530,801
New Jersey Economic Development Authority (RB) Series KK
¤ 5.000%, 03/01/30 (Pre-refunded @ $100, 9/1/22)	6,360	6,615,762
New Jersey State
5.000%, 06/01/25	6,815	7,845,441

DFA SHORT-TERM MUNICIPAL BOND PORTFOLIO

CONTINUED

	Face Amount^	Value†
	(000)
NEW JERSEY — (Continued)
New Jersey Turnpike Authority (RB) Series A
¤ 5.000%, 01/01/38 (Pre-refunded @ $100, 7/1/22)	1,000	$1,032,155
New Jersey Turnpike Authority (RB) Series B
¤ 5.000%, 01/01/26 (Pre-refunded @ $100, 1/1/23)	4,575	4,829,956
¤ 5.000%, 01/01/28 (Pre-refunded @ $100, 1/1/23)	1,335	1,409,397
Princeton (GO)
2.000%, 12/15/21	565	566,205
Princeton NJ (GO)
2.000%, 12/15/22	1,715	1,748,325
Somerset County (GO)
1.000%, 09/07/22	10,000	10,066,366
South Jersey Transportation Authority (RB) Series A
¤ 5.000%, 11/01/26 (Pre-refunded @ $100, 11/1/22)	1,920	2,011,561
Township of Berkeley Heights (GO) (BAN)
2.000%, 07/08/22	10,000	10,126,947
Township of Brick (GO) (BAN)
1.250%, 06/20/22	9,000	9,062,456
Township of East Brunswick (GO)
1.000%, 02/15/22	1,365	1,368,163
1.000%, 02/15/23	1,405	1,418,286
Township of North Brunswick (GO) (BAN) Series A
1.000%, 07/14/22	20,000	20,115,400
Township of South Orange Village (GO) (BAN)
1.500%, 07/07/22	8,000	8,072,738
Union County (GO) (BAN)
1.000%, 06/17/22	35,000	35,184,824

TOTAL NEW JERSEY		269,553,140

NEW MEXICO — (0.3%)
Central New Mexico Community College (GO) Series A
5.000%, 08/15/22	1,950	2,023,588

	Face Amount^	Value†
	(000)
NEW MEXICO — (Continued)
New Mexico State (GO) Series B
5.000%, 03/01/22	5,000	$5,079,741

TOTAL NEW MEXICO		7,103,329

NEW YORK — (4.0%)
Brighton Central School District (GO) (ST AID WITHHLDG)
2.000%, 06/15/22	800	808,777
2.000%, 06/15/23	2,025	2,080,998
City of New York (GO) Series A-1
¤ 5.000%, 10/01/33 (Pre-refunded @ $100, 10/1/22)	1,000	1,044,020
¤ 5.000%, 10/01/34 (Pre-refunded @ $100, 10/1/22)	1,000	1,044,020
City of New York (GO) Series B
5.000%, 08/01/22	2,220	2,300,177
City of New York (GO) Series E
5.000%, 08/01/22	3,000	3,108,348
City of Rochester (GO) Series II
2.000%, 08/03/22	7,000	7,098,387
City of Syracuse Series B
4.000%, 06/01/23	525	555,227
Corning City School District (GO) (ST AID WITHHLDG) (BAN)
1.000%, 06/28/22	15,000	15,084,055
Lancaster Central School District (GO) (ST AID WITHHLDG) Series A
5.000%, 06/01/22	1,535	1,578,140
Metropolitan Transportation Authority (RB) (ETM) Series A
5.000%, 11/15/21	85	85,150
New York Convention Center Dev. Corp. (RB)
5.000%, 11/15/24	2,035	2,298,904
New York State Dormitory Authority (RB) Series A
5.000%, 12/15/21	3,545	3,565,555
5.000%, 03/15/22	10,000	10,178,923
5.000%, 03/15/23	1,430	1,522,824

DFA SHORT-TERM MUNICIPAL BOND PORTFOLIO

CONTINUED

	Face Amount^	Value†
	(000)
NEW YORK — (Continued)
¤ 5.000%, 07/01/42 (Pre-refunded @ $100, 7/1/22)	6,000	$6,192,272
New York State Dormitory Authority (RB) Series B
5.000%, 02/15/22	4,000	4,055,473
New York State Dormitory Authority (RB) Series D
3.000%, 03/15/22	5,950	6,012,529
5.000%, 02/15/23	2,000	2,122,090
New York State Thruway Authority (RB) Series J
5.000%, 01/01/27	305	334,983
Saranac Central School District (BAN) (GO) (ST AID WITHHLDG)
1.500%, 07/14/22	5,400	5,450,111
Town of Hempstead (GO)
5.000%, 06/15/22	700	720,894
Town of Oyster Bay (GO) Series B
2.000%, 08/26/22	10,000	10,146,465
Wappingers Central School District (BAN) (ST AID WITHHLDG)
2.000%, 08/11/22	3,000	3,041,518
Westbury Union Free School District (GO) (ST AID WITHHLDG)
5.000%, 12/15/21	2,025	2,036,791
5.000%, 12/15/22	1,605	1,691,651
Westhampton Beach Union Free School District (GO) (ST AID WITHHLDG) Series B
5.000%, 07/15/22	2,280	2,356,818

TOTAL NEW YORK		96,515,100

NORTH CAROLINA — (1.9%)
City of Charlotte Water & Sewer System Revenue (RB)
5.000%, 07/01/23	3,000	3,238,540
City of Fayetteville Public Works Commission Revenue (RB)
5.000%, 03/01/22	1,705	1,732,365
Durham County (GO)
3.000%, 06/01/22	2,135	2,170,360

	Face Amount^	Value†
	(000)
NORTH CAROLINA — (Continued)
Forsyth County (GO) Series B
4.000%, 03/01/23	1,270	$1,334,166
Forsyth County (GO) Series C
5.000%, 03/01/23	1,920	2,042,507
Mecklenburg County (GO)
5.000%, 03/01/22	8,000	8,128,939
North Carolina Medical Care Commission (RB) Series A
¤ 5.000%, 06/01/42 (Pre-refunded @ $100, 6/1/22)	6,515	6,697,321
North Carolina State (GO) Series A
5.000%, 06/01/22	2,500	2,570,409
North Carolina State (GO) Series B
5.000%, 06/01/22	2,880	2,961,111
Town of Holly Springs (GO)
5.000%, 06/01/22	1,500	1,542,067
5.000%, 06/01/23	1,000	1,075,474
Union County Enterprise System Revenue (RB)
5.000%, 06/01/23	1,250	1,344,135
Wake County (GO)
5.000%, 04/01/22	6,165	6,289,041
Wake County (GO) Series B
5.000%, 05/01/22	2,100	2,150,710
Wake County (GO) Series C
5.000%, 03/01/22	1,825	1,854,353

TOTAL NORTH CAROLINA		45,131,498

NORTH DAKOTA — (0.1%)
West Fargo Public School District No. 6 (GO) (SD CRED PROG) Series A
5.000%, 08/01/22	2,200	2,278,947

OHIO — (3.5%)
American Municipal Power, Inc. (RB) (BAM-TCRS)
¤ 5.250%, 02/15/31 (Pre-refunded @ $100, 2/15/22)	1,000	1,014,560

DFA SHORT-TERM MUNICIPAL BOND PORTFOLIO

CONTINUED

	Face Amount^	Value†
	(000)
OHIO — (Continued)
Buckeye Tobacco Settlement Financing Authority, Revenue Bonds (RB) Series A-3
¤ 6.250%, 06/01/37 (Pre-refunded @ $100, 6/1/22)	18,350	$18,996,773
City of Columbus (GO) Series 1
¤ 5.000%, 07/01/31 (Pre-refunded @ $100, 7/1/23)	1,000	1,078,989
City of Columbus (GO) Series A
5.000%, 04/01/22	6,740	6,875,325
5.000%, 04/01/23	1,300	1,387,828
City of Columbus (GO) Series B
5.000%, 04/01/22	1,500	1,530,117
City of Dublin (GO)
5.000%, 12/01/23	2,090	2,295,294
Dayton Metro Library (GO) Series A
¤ 4.750%, 12/01/38 (Pre-refunded @ $100, 12/1/21)	3,000	3,011,107
Hamilton County (RB)
¤ 5.500%, 06/01/42 (Pre-refunded @ $100, 6/1/22)	3,100	3,195,224
Ohio State (GO) Series A
4.000%, 03/01/22	1,955	1,980,117
5.000%, 06/15/22	500	515,083
5.000%, 06/15/23	1,000	1,076,087
Ohio State (GO) Series B
5.000%, 09/15/23	2,250	2,446,744
Ohio State (GO) Series C
4.000%, 09/15/22	4,000	4,134,251
5.000%, 08/01/23	1,000	1,081,907
Ohio State (GO) Series Q
¤ 5.000%, 05/01/28 (Pre-refunded @ $100, 5/1/22)	1,340	1,372,283
Ohio State (GO) Series T
5.000%, 11/01/22	9,100	9,538,563
Ohio State (GO) Series W
4.000%, 05/01/22	1,440	1,467,618
4.000%, 05/01/23	1,000	1,056,502
Ohio University (RB)
¤ 5.000%, 12/01/39 (Pre-refunded @ $100, 12/1/22)	5,160	5,427,348

	Face Amount^	Value†
	(000)
OHIO — (Continued)
Ohio Water Development Authority (RB) Series A
5.000%, 06/01/22	700	$719,631
Olentangy Local School District (GO)
5.000%, 12/01/21	2,990	3,001,697
Revere Local School District (GO) Series A
¤ 5.000%, 12/01/45 (Pre-refunded @ $100, 6/1/22)	2,560	2,631,641
Wyoming City School District (GO)
¤ 5.000%, 12/01/42 (Pre-refunded @ $100, 6/1/22)	7,250	7,452,890

TOTAL OHIO		83,287,579

OKLAHOMA — (1.0%)
City of Tulsa (GO)
5.000%, 03/01/22	17,000	17,272,845
City of Tulsa (GO) Series A
5.000%, 12/01/21	7,650	7,679,989

TOTAL OKLAHOMA		24,952,834

OREGON — (1.0%)
City of Portland Sewer System Revenue (RB) Series A
5.000%, 06/15/22	1,000	1,029,975
City of Salem (GO)
5.000%, 06/01/22	2,515	2,585,831
5.000%, 06/01/23	5,705	6,134,634
Clackamas County (GO)
3.000%, 06/01/22	815	828,450
Metro (GO)
5.000%, 06/01/22	2,355	2,421,185
Oregon State (GO) Series D
5.000%, 06/01/22	2,000	2,056,089
Oregon State (GO) Series G
¤ 5.000%, 11/01/30 (Pre-refunded @ $100, 11/1/23)	4,140	4,530,244
Oregon State Department of Transportation (RB) Series A
¤ 5.000%, 11/15/30 (Pre-refunded @ $100, 11/15/23)	1,000	1,096,091

DFA SHORT-TERM MUNICIPAL BOND PORTFOLIO

CONTINUED

	Face Amount^	Value†
	(000)
OREGON — (Continued)
Portland Community College District (GO)
¤ 5.000%, 06/15/26 (Pre-refunded @ $100, 6/15/23)	180	$193,858
Tri-County Metropolitan Transportation District of Oregon (RB) Series A
¤ 5.000%, 09/01/23 (Pre-refunded @ $100, 9/1/22)	250	259,985
Water Environment Services Sewer Revenue (RB)
5.000%, 06/01/22	2,065	2,123,158

TOTAL OREGON		23,259,500

PENNSYLVANIA — (0.6%)
Commonwealth Financing Authority (RB) Series B
¤ 5.000%, 06/01/42 (Pre-refunded @ $100, 6/1/22)	7,000	7,195,894
Commonwealth of Pennsylvania (GO) Series REF
5.000%, 07/01/22	2,000	2,064,091
Lehigh County Authority (RB)
4.000%, 11/01/22	1,445	1,499,803
4.000%, 11/01/23	1,435	1,540,206
Lower Merion School District (GO) (ST AID WITHHLDG)
5.000%, 11/15/22	1,980	2,078,863
Pennsylvania State University (RB) Series E
5.000%, 03/01/22	725	736,661

TOTAL PENNSYLVANIA		15,115,518

RHODE ISLAND — (0.3%)
Rhode State Island (GO) Series C
5.000%, 08/01/22	6,155	6,376,346
Rhode State Island (GO) Series E
5.000%, 08/01/23	745	806,567

TOTAL RHODE ISLAND		7,182,913

SOUTH CAROLINA — (4.3%)
Beaufort County (GO) (ST AID WITHHLDG)
5.000%, 03/01/22	1,095	1,112,389

	Face Amount^	Value†
	(000)
SOUTH CAROLINA — (Continued)
5.000%, 03/01/23	1,130	$1,201,317
Charleston County (GO)
5.000%, 11/01/22	3,750	3,929,566
Charleston County (GO) (SCSDE) (BAN) Series B
4.000%, 05/11/22	25,000	25,511,383
City of Charleston Waterworks & Sewer System Revenue (RB)
5.000%, 01/01/22	1,175	1,184,344
City of North Charleston (GO)
5.000%, 12/01/21	1,395	1,400,399
Florence County (GO) (ST AID WITHHLDG)
5.000%, 06/01/22	4,095	4,209,842
5.000%, 06/01/23	8,800	9,461,257
Florence School District One (GO) (SCSDE)
5.000%, 03/01/22	4,000	4,064,645
Fort Mill School District No. 4 (GO) (SCSDE)
1.000%, 09/16/22	12,000	12,089,364
Fort Mill School District No. 4 (GO) (ST AID WITHHLDG) Series A
5.000%, 03/01/22	7,345	7,461,891
Grand Strand Water & Sewer Authority (RB) Series A
5.000%, 06/01/23	1,450	1,558,477
Piedmont Municipal Power Agency (RB) Series E
5.000%, 01/01/23	1,500	1,581,960
Richland County School District No. 1 (GO) (SCSDE)
2.000%, 03/01/22	9,000	9,054,660
South Carolina Public Service Authority (RB) Series D
¤ 5.000%, 12/01/43 (Pre-refunded @ $100, 6/1/22)	14,340	14,743,182
Spartanburg County (GO)
2.000%, 04/01/22	1,200	1,209,104
2.000%, 04/01/23	1,180	1,209,602
Spartanburg County (GO) (ST AID WITHHLDG) Series A
3.000%, 04/01/22	870	880,198

TOTAL SOUTH CAROLINA		101,863,580

DFA SHORT-TERM MUNICIPAL BOND PORTFOLIO

CONTINUED

	Face
	Amount^	Value†
	(000)
TENNESSEE — (3.0%)
City of Johnson City (GO)
5.000%, 03/01/22	4,640	$4,714,314
City of Knoxville (GO)
5.000%, 05/01/22	10,110	10,351,561
5.000%, 05/01/23	11,550	12,369,730
City of Knoxville Electric System Revenue (RB) Series LL
5.000%, 07/01/22	4,610	4,756,785
City of Murfreesboro (GO)
5.000%, 06/01/22	1,500	1,542,156
City of Oak Ridge (GO) Series A
5.000%, 06/01/22	1,410	1,449,458
Hamilton County (GO) Series A
5.000%, 01/01/22	1,170	1,179,246
Knox County (GO) Series B
5.000%, 06/01/22	550	565,457
Metropolitan Government of Nashville & Davidson County (GO) Series A
5.000%, 07/01/22	1,450	1,496,862
5.000%, 07/01/23	1,480	1,597,680
¤ 5.000%, 01/01/31 (Pre-refunded @ $100, 1/1/23)	10,595	11,179,033
Metropolitan Government of Nashville & Davidson County (GO) Series C
5.000%, 01/01/22	5,055	5,095,540
5.000%, 01/01/23	7,300	7,709,464
Sumner County (GO)
5.000%, 12/01/21	3,070	3,082,035
Tennessee State (GO) Series A
5.000%, 11/01/22	2,000	2,095,975
5.000%, 11/01/23	1,100	1,203,920
Wilson County (GO)
5.000%, 05/01/23	990	1,059,953

TOTAL TENNESSEE		71,449,169

TEXAS — (12.0%)
Alamo Community College District (GO)
5.000%, 08/15/22	2,770	2,875,431
Alief Independent School District (GO) (PSF-GTD)
5.000%, 02/15/22	1,730	1,753,941
Alvin Independent School District (GO) (PSF-GTD)
5.000%, 02/15/22	615	623,457

	Face
	Amount^	Value†
	(000)
TEXAS — (Continued)
5.000%, 02/15/23	210	$222,763
Arlington County (GO) Series A
5.000%, 08/15/22	2,090	2,168,871
Arlington Independent School District (GO) (PSF-GTD)
5.000%, 02/15/22	1,250	1,267,409
5.000%, 02/15/23	2,130	2,260,596
Austin Independent School District (GO) (PSF-GTD)
5.000%, 08/01/22	2,500	2,590,097
5.000%, 08/01/23	2,500	2,707,521
Bexar County (GO) Series A
5.000%, 06/15/22	330	339,892
Brazosport Independent School District (GO) (PSF-GTD)
5.000%, 02/15/22	4,000	4,055,238
Central Texas Regional Mobility Authority (RB) Series D
5.000%, 01/01/23	100	105,392
5.000%, 01/01/24	100	109,694
5.000%, 01/01/25	100	113,743
Channelview Independent School District (GO) (PSF-GTD)
5.000%, 08/15/22	1,500	1,556,484
City of Abilene (GO)
¤ 5.000%, 02/15/40 (Pre-refunded @ $100, 2/15/23)	1,545	1,640,003
City of Amarillo (GO)
2.000%, 02/15/22	6,220	6,253,271
4.000%, 02/15/23	1,495	1,566,681
City of Conroe TX (GO)
5.000%, 03/01/23	1,460	1,552,954
City of Dallas Hotel Occupancy Tax Revenue (RB)
5.000%, 08/15/23	1,000	1,081,119
City of Dallas Waterworks & Sewer System Revenue (RB) Series C
5.000%, 10/01/22	2,260	2,359,058
City of Denton (GO)
2.000%, 02/15/22	6,180	6,210,381
4.000%, 02/15/22	1,900	1,920,198
3.000%, 02/15/23	1,340	1,387,233
City of Fort Worth (GO)
3.000%, 03/01/22	4,520	4,562,380
4.000%, 03/01/22	1,380	1,397,497

DFA SHORT-TERM MUNICIPAL BOND PORTFOLIO

CONTINUED

	Face
	Amount^	Value†
	(000)
TEXAS — (Continued)
5.000%, 03/01/22	25,500	$25,907,541
5.000%, 03/01/23	9,965	10,598,060
City of Frisco (GO)
5.000%, 02/15/22	7,400	7,502,841
City of Houston (GO) Series A
5.000%, 03/01/22	10,000	10,160,159
City of Houston Airport System Revenue (RB) Series B
¤ 5.000%, 07/01/28 (Pre-refunded @ $100, 7/1/22)	3,500	3,611,920
City of Irving (GO)
2.000%, 09/15/23	1,250	1,289,691
City of McKinney (GO) Series A
5.000%, 08/15/22	1,300	1,349,269
City of New Braunfels (GO)
5.000%, 02/01/23	725	767,482
City of Richardson (GO)
3.000%, 02/15/22	1,375	1,386,247
City of San Angelo (GO)
2.000%, 02/15/22	2,500	2,512,651
2.000%, 02/15/23	2,500	2,553,762
City of San Antonio (GO)
5.000%, 02/01/22	2,800	2,833,569
5.000%, 08/01/22	2,770	2,869,827
City of Temple TX Utility System Revenue (RB)
5.000%, 08/01/22	400	414,200
Clear Creek Independent School District (GO) (PSF-GTD)
5.000%, 02/15/22	450	456,241
Cleburne Independent School District (GO) (PSF-GTD)
5.000%, 02/15/22	1,185	1,201,434
5.000%, 02/15/23	1,190	1,262,484
Collin Country (GO)
5.000%, 02/15/23	835	886,308
Conroe Independent School District (GO) (PSF-GTD) Series A
4.000%, 02/15/22	2,500	2,527,523
5.000%, 02/15/23	1,190	1,262,484
Corpus Christi Independent School District (GO) (PSF-GTD)
5.000%, 08/15/22	705	731,605

	Face
	Amount^	Value†
	(000)
TEXAS — (Continued)
Dallas Area Rapid Transit (RB)
¤ 5.000%, 12/01/30 (Pre-refunded @ $100, 12/1/22)	1,000	$1,051,812
Dallas Fort Worth International Airport (RB) Series A
5.000%, 11/01/24	1,000	1,134,293
5.000%, 11/01/25	1,770	2,074,499
Dallas Independent School District (GO) (PSF-GTD)
5.000%, 02/15/24	5,690	6,294,288
Dallas Independent School District (GO) (PSF-GTD) Series A
4.000%, 02/15/23	7,220	7,571,929
Dallas Independent School District (GO) Series C
5.000%, 02/15/22	2,500	2,534,670
Denton Independent School District (GO) (PSF-GTD)
3.000%, 08/15/22	2,000	2,044,712
Eagle Mountain & Saginaw Independent School District (GO) (PSF-GTD)
5.000%, 08/15/22	1,000	1,037,900
5.000%, 08/15/23	1,250	1,355,291
Fort Bend Independent School District (GO) (PSF-GTD) Series A
4.000%, 08/15/22	440	453,327
Fort Worth Independent School District (GO) (PSF-GTD)
5.000%, 02/15/22	750	760,379
Fort Worth Independent School District (GO) (PSF-GTD) Series A
5.000%, 02/15/22	1,200	1,216,607
5.000%, 02/15/23	1,450	1,539,098
Goose Creek Consolidated Independent School District (GO) (PSF-GTD)
5.000%, 02/15/22	750	760,423
5.000%, 02/15/23	410	435,083
Gregory-Portland Independent School District (GO) (PSF-GTD) Series A
5.000%, 02/15/22	5,920	6,002,447
Harris County (GO)
5.000%, 10/01/22	1,005	1,049,240

DFA SHORT-TERM MUNICIPAL BOND PORTFOLIO

CONTINUED

	Face
	Amount^	Value†
	(000)
TEXAS — (Continued)
5.000%, 10/01/23	2,700	$2,943,703
Harris County (GO) Series A
5.000%, 10/01/23	1,420	1,548,743
Harris County Flood Control District (GO) Series A
5.000%, 10/01/22	1,300	1,356,980
4.000%, 10/01/23	2,040	2,185,215
5.000%, 10/01/23	3,645	3,973,999
Houston Independent School District (GO) (PSF-GTD)
5.000%, 02/15/22	4,000	4,055,473
Hurst-Euless-Bedford Independent School District (GO) (PSF-GTD)
5.000%, 08/15/23	1,115	1,208,501
Katy Independent School District (GO) (PSF-GTD)
5.000%, 02/15/22	2,485	2,519,462
Little Elm Independent School District (GO) (PSF-GTD)
5.000%, 08/15/22	1,300	1,348,532
New Braunfels Independent School District (GO) (PSF-GTD)
5.000%, 02/01/22	3,705	3,749,513
North Texas Municipal Water District Water System Revenue (RB)
5.000%, 09/01/22	600	623,964
North Texas Municipal Water District Water System Revenue (RB) Series A
4.000%, 09/01/22	19,680	20,241,827
North Texas Tollway Authority (RB) Series A
5.000%, 01/01/26	1,090	1,196,904
Northside Independent School District (GO) (PSF-GTD)
5.000%, 08/15/23	5,900	6,402,518
Northside Independent School District (GO) (PSF-GTD) Series B
5.000%, 02/15/23	1,820	1,932,565
Plano Independent School District (GO) (PSF-GTD)
5.000%, 02/15/22	14,000	14,195,796
Port Authority of Houston of Harris County Texas (GO) Series A-1
5.000%, 10/01/22	500	521,868

	Face
	Amount^	Value†
	(000)
TEXAS — (Continued)
Port Neches-Groves Independent School District (GO) (PSF-GTD)
5.000%, 02/15/22	1,000	$1,013,810
Round Rock Independent School District (GO) Series B
3.000%, 08/01/22	1,690	1,725,165
San Antonio Water System (RB)
¤ 5.000%, 05/15/25 (Pre-refunded @ $100, 5/15/22)	2,245	2,302,462
Texas State (GO)
4.000%, 08/01/22	2,830	2,911,085
5.000%, 10/01/23	1,425	1,553,909
¤ 5.000%, 04/01/31 (Pre-refunded @ $100, 4/1/22)	7,500	7,649,948
¤ 5.000%, 04/01/32 (Pre-refunded @ $100, 4/1/22)	5,160	5,263,164
Texas State (GO) Series B
4.000%, 08/01/22	8,075	8,306,363
Texas Transportation Commission State Highway Fund (RB) Series A
5.000%, 04/01/22	2,630	2,682,693
Trinity River Authority Central Regional Wastewater System Revenue (RB)
5.000%, 08/01/22	2,045	2,118,152
5.000%, 08/01/23	1,145	1,239,324
Wichita Falls Independent School District (GO) (PSF-GTD)
3.000%, 02/01/22	1,530	1,540,630
3.000%, 02/01/23	1,400	1,447,737
Williamson County (GO)
5.000%, 02/15/23	5,000	5,309,244

TOTAL TEXAS		287,151,849

UTAH — (1.1%)
Canyons School District (GO) (SCH BD GTY) Series A
5.000%, 06/15/22	2,775	2,858,358
Central Utah Water Conservancy District (GO) Series A
4.000%, 04/01/22	1,130	1,147,967

DFA SHORT-TERM MUNICIPAL BOND PORTFOLIO

CONTINUED

	Face
	Amount^	Value†
	(000)
UTAH — (Continued)
Jordan School District (GO) (SCH BD GTY)
5.000%, 06/15/22	4,400	$4,531,331
Jordan Valley Water Conservancy District (RB) Series A
5.000%, 10/01/22	1,165	1,216,283
5.000%, 10/01/23	1,100	1,199,730
5.000%, 07/01/22	11,690	12,065,021
Utah State (GO) Series B
5.000%, 07/01/23	2,500	2,697,909

TOTAL UTAH		25,716,599

VERMONT — (0.1%)
Vermont State (GO) Series B
5.000%, 08/15/22	2,900	3,009,909

VIRGINIA — (2.9%)
Chesterfield County (GO) (ST AID WITHHLDG)
5.000%, 01/01/22	2,375	2,393,967
City of Charlottesville (GO)
5.000%, 02/15/22	1,440	1,459,928
City of Harrisonburg (GO) (ST AID WITHHLDG) Series A
5.000%, 07/15/22	2,250	2,326,133
5.000%, 07/15/23	3,000	3,241,799
City of Manassas (GO) (ST AID WITHHLDG)
5.000%, 01/01/23	2,345	2,475,399
City of Newport News (GO) (ST AID WITHHLDG) Series A
3.000%, 02/01/22	1,300	1,309,228
4.000%, 02/01/23	1,565	1,639,247
City of Norfolk Water Revenue (RB)
¤ 5.000%, 11/01/24 (Pre-refunded @ $100, 5/1/22)	5,825	5,965,335
City of Virginia Beach (GO) (ST AID WITHHLDG) Series A
5.000%, 09/01/22	4,500	4,680,115
5.000%, 09/01/23	4,475	4,861,891
Fairfax County (GO) (ST AID WITHHLDG) Series A
4.000%, 10/01/22	13,625	14,100,412
Fairfax County Water Authority (RB)
5.000%, 04/01/23	765	816,909

	Face
	Amount^	Value†
	(000)
VIRGINIA — (Continued)
Loudoun County (GO) (ST AID WITHHLDG) Series A
5.000%, 12/01/21	8,280	$8,312,458
5.000%, 12/01/22	8,280	8,710,856
Loudoun County Sanitation Authority (RB)
5.000%, 01/01/23	1,545	1,631,100
Smyth County (GO) (ST AID WITHHLDG) Series A
¤ 5.000%, 11/01/31 (Pre-refunded @ $100, 11/1/21)	1,000	1,000,000
Town of Leesburg (GO) (ST AID WITHHLDG)
5.000%, 01/15/22	3,015	3,044,783
5.000%, 01/15/23	1,000	1,057,926
Virginia College Building Authority (RB)
¤ 5.000%, 02/01/28 (Pre-refunded @ $100, 2/1/23)	1,310	1,388,120

TOTAL VIRGINIA		70,415,606

WASHINGTON — (4.2%)
City of Seattle (GO) Series A
5.000%, 08/01/22	2,700	2,797,513
5.000%, 12/01/22	1,710	1,798,981
City of Seattle Municipal Light & Power Revenue (RB) Series A
5.000%, 07/01/22	10,385	10,716,373
5.000%, 07/01/23	8,425	9,089,013
City of Seattle Water System Revenue (RB)
5.000%, 08/01/22	2,230	2,310,539
5.000%, 08/01/23	1,695	1,836,010
Clark County Public Utility District No. 1 (RB)
5.000%, 01/01/22	780	786,164
Clark County School District No. 114 Evergreen (GO) (SCH BD GTY)
5.000%, 12/01/21	395	396,539
Clark County School District No. 37 Vancouver (GO) (SCH BD GTY)
4.000%, 12/01/22	3,500	3,643,192
King & Snohomich Countries School District No. 417 (GO) (SCH BD GTY)
5.000%, 12/01/21	4,700	4,718,463

DFA SHORT-TERM MUNICIPAL BOND PORTFOLIO

CONTINUED

	Face
	Amount^	Value†
	(000)
WASHINGTON — (Continued)
King County (GO)
5.000%, 12/01/21	3,000	$3,011,736
¤ 5.000%, 12/01/26 (Pre-refunded @ $100, 6/1/23)	1,000	1,075,143
King County (GO) Series A
5.000%, 12/01/21	1,235	1,239,831
3.000%, 01/01/23	2,000	2,064,268
King County (GO) Series C
5.000%, 01/01/22	4,700	4,737,378
King County School District No. 414 Lake Washington (GO)
4.000%, 12/01/21	1,420	1,424,423
4.000%, 12/01/22	1,685	1,754,499
King County Sewer Revenue (RB) Series A
5.000%, 01/01/22	2,090	2,106,621
King County Sewer Revenue (RB) Series B
5.000%, 07/01/22	1,500	1,548,068
North Thurston Public Schools (GO) (SCH BD GTY)
4.000%, 12/01/21	1,095	1,098,402
Pierce County School District No. 403 Bethel (GO) (SCH BD GTY)
4.000%, 12/01/21	850	852,641
4.000%, 12/01/22	800	832,908
Snohomish County Public Utility District No. 1 (RB) Series A
5.000%, 12/01/21	500	501,964
Snohomish County School District No. 201 Snohomish (GO) (SCH BD GTY)
5.000%, 12/01/21	4,000	4,015,581
Washington State (GO) Series C
5.000%, 02/01/22	9,260	9,371,721
5.000%, 02/01/23	3,000	3,179,290
Washington State (GO) Series D
5.000%, 07/01/22	4,485	4,629,337
¤ 5.000%, 02/01/26 (Pre-refunded @ $100, 2/1/22)	3,185	3,223,104
Washington State (GO) Series E
5.000%, 06/01/22	1,620	1,665,625

	Face
	Amount^	Value†
	(000)
WASHINGTON — (Continued)
Washington State (GO) Series F
5.000%, 06/01/22	4,200	$4,318,287
Washington State (GO) Series R-2017A
5.000%, 08/01/22	2,500	2,589,520
Washington State (GO) Series R-2018D
5.000%, 08/01/23	5,000	5,415,042
Whatcom County School District No. 501 Bellingham (GO) (SCH BD GTY)
5.000%, 12/01/22	2,600	2,733,836

TOTAL WASHINGTON		101,482,012

WEST VIRGINIA — (0.3%)
West Virginia State (GO) Series B
5.000%, 12/01/21	3,435	3,448,494
5.000%, 12/01/22	3,610	3,798,254

TOTAL WEST VIRGINIA		7,246,748

WISCONSIN — (2.1%)
City of Waukesha (GO) Series B
2.000%, 10/01/22	275	279,525
City of Waukesha (GO) Series C
5.000%, 10/01/23	200	218,052
DeForest Area School District (GO)
5.000%, 04/01/22	1,000	1,019,908
Janesville School District (GO)
2.000%, 03/01/22	2,000	2,011,947
3.000%, 03/01/23	925	958,568
Madison Metropolitan School District (GO) Series A
2.000%, 03/01/22	12,750	12,828,711
University of Wisconsin Hospitals & Clinics (RB)
5.000%, 04/01/23	1,000	1,065,972
Wisconsin State (GO) Series 1
5.000%, 05/01/23	1,000	1,071,755
Wisconsin State (GO) Series 2
5.000%, 11/01/21	6,160	6,160,000
5.000%, 11/01/22	4,250	4,454,824

DFA SHORT-TERM MUNICIPAL BOND PORTFOLIO

CONTINUED

	Face
	Amount^	Value†
	(000)
WISCONSIN — (Continued)
¤ 5.000%, 05/01/25 (Pre-refunded @ $100, 5/1/22)	3,890	$3,983,717
Wisconsin State (GO) Series A
5.000%, 05/01/22	12,310	12,607,258
5.000%, 05/01/23	4,260	4,565,676

TOTAL WISCONSIN		51,225,913

TOTAL MUNICIPAL BONDS		2,368,899,494

TOTAL INVESTMENT SECURITIES (Cost $2,397,487,425)		2,396,934,448

TOTAL INVESTMENTS — (100.0%) (Cost $2,397,487,425)		$2,396,934,448

Summary of the Portfolio’s investments as of October 31, 2021, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Certificates of Deposit	—	$28,034,954	—	$28,034,954
Municipal Bonds	—	2,368,899,494	—	2,368,899,494

TOTAL	—	$2,396,934,448	—	$2,396,934,448

See accompanying Notes to Financial Statements.

DFA INTERMEDIATE-TERM MUNICIPAL BOND PORTFOLIO

SCHEDULE OF INVESTMENTS

October 31, 2021

	Face
	Amount^	Value†
	(000)
MUNICIPAL BONDS — (100.0%)
ALABAMA — (0.2%)
Alabama State (GO) Series C
5.000%, 08/01/24	3,000	$3,379,616
Water Works Board of the City of Birmingham (RB) Series A
¤ 5.000%, 01/01/34 (Pre-refunded @ $100, 1/1/25)	1,275	1,459,744

TOTAL ALABAMA		4,839,360

ALASKA — (0.2%)
City of Anchorage (GO) Series B
5.000%, 09/01/23	200	217,368
City of Anchorage (GO) Series C
5.000%, 09/01/24	2,765	3,119,751

TOTAL ALASKA		3,337,119

ARIZONA — (0.7%)
City of Phoenix Civic Improvement Corp. (RB) Series A
5.000%, 07/01/34	1,865	2,297,965
City of Tucson (GO) Series 2012-C
3.000%, 07/01/22	1,455	1,482,524
City of Tucson (GO) Series A
5.000%, 07/01/24	700	786,460
City of Tucson Water System Revenue (RB)
¤ 5.000%, 07/01/31 (Pre-refunded @ $100, 7/1/25)	1,000	1,164,409
Maricopa County High School District No. 210-Phoenix (GO)
3.000%, 07/01/23	1,810	1,892,896
Maricopa County Unified School District No. 69 Paradise Valley (GO)
5.000%, 07/01/24	250	280,665
Maricopa County Unified School District No. 80 Chandler (GO) Series B
5.000%, 07/01/24	2,100	2,360,576

	Face
	Amount^	Value†
	(000)
ARIZONA — (Continued)
Maricopa County Union High School District No. 210-Phoenix (GO) Series E
5.000%, 07/01/24	3,250	$3,651,423
Scottsdale Municipal Property Corp. (RB)
¤ 5.000%, 07/01/34 (Pre-refunded @ $100, 7/1/25)	1,230	1,432,224

TOTAL ARIZONA		15,349,142

ARKANSAS — (0.3%)
Arkansas State (GO)
5.000%, 04/01/22	2,800	2,856,099
4.250%, 06/01/23	3,325	3,536,078

TOTAL ARKANSAS		6,392,177

CALIFORNIA — (2.0%)
California State (GO)
5.000%, 11/01/24	1,175	1,336,987
5.000%, 08/01/25	4,915	5,728,608
5.000%, 11/01/25	1,985	2,331,815
5.000%, 08/01/26	8,200	9,854,839
3.500%, 08/01/27	800	920,282
5.000%, 11/01/27	5,580	6,928,897
5.000%, 04/01/29	2,000	2,560,284
California State (GO) Series B
5.000%, 09/01/25	9,000	10,517,576
Southern California Public Power Authority (RB)
5.000%, 07/01/23	430	463,665
Union Elementary School District (GO) Series A
¤ 5.000%, 09/01/44 (Pre-refunded @ $100, 9/1/24)	500	566,120

TOTAL CALIFORNIA		41,209,073

COLORADO — (1.4%)
Adams & Arapahoe Joint School District 28J (GO) (ST AID WITHHLDG)
5.000%, 12/01/21	425	426,663
Boulder Valley School District No. Re-2 Boulder (GO) (ST AID WITHHLDG) Series B
4.000%, 12/01/24	2,185	2,424,586

DFA INTERMEDIATE-TERM MUNICIPAL BOND PORTFOLIO

CONTINUED

	Face
	Amount^	Value†
	(000)
COLORADO — (Continued)
City & County of Denver (GO) Series C
5.000%, 08/01/23	1,830	$1,982,241
City of Colorado Springs CO Utilities System Revenue (RB) Series A-1
5.000%, 11/15/23	1,500	1,643,041
Colorado Health Facilities Authority, Revenue Bonds (RB)
¤ 5.000%, 06/01/45 (Pre-refunded @ $100, 6/1/25)	12,000	13,934,725
Denver City & County School District No. 1 (GO) (NATL ST AID WITHHLDG) Series A
5.250%, 12/01/21	2,490	2,500,283
Denver City & County School District No. 1 (GO) (ST AID WITHHLDG) Series C
3.000%, 12/01/23	1,540	1,625,754
Platte River Power Authority (RB) Series JJ
5.000%, 06/01/23	4,425	4,758,240
Weld County School District No. 6 Greeley (GO) (ST AID WITHHLDG)
5.000%, 12/01/24	870	993,439

TOTAL COLORADO		30,288,972

CONNECTICUT — (0.7%)
City of Middletown (GO)
4.000%, 04/01/22	1,350	1,371,522
City of New Haven (GO) Series A
5.000%, 08/01/28	1,000	1,233,752
5.000%, 08/01/29	1,000	1,253,457
City of Waterbury (GO) Series B
4.000%, 09/01/23	1,500	1,600,026
Town of Greenwich (GO) Series A
5.000%, 01/15/24	6,000	6,620,819
5.000%, 01/15/25	2,925	3,354,349

TOTAL CONNECTICUT		15,433,925

DELAWARE — (0.7%)
Delaware State (GO)
5.000%, 02/01/24	2,000	2,211,860
5.000%, 02/01/29	5,000	6,398,535

	Face
	Amount^	Value†
	(000)
DELAWARE — (Continued)
Delaware State (GO) Series A
5.000%, 08/01/23	2,225	$2,410,102
5.000%, 10/01/23	1,290	1,407,217
Delaware State (GO) Series B
5.000%, 07/01/24	470	528,453
New Castle County (GO)
5.000%, 10/01/23	1,000	1,091,270
New Castle County (GO) Series B
5.000%, 07/15/22	700	723,889

TOTAL DELAWARE		14,771,326

DISTRICT OF COLUMBIA — (1.9%)
District of Columbia (GO) Series A
5.000%, 06/01/23	2,000	2,150,286
5.000%, 06/01/24	1,485	1,663,034
5.000%, 06/01/25	1,500	1,742,422
District of Columbia (GO) Series B
5.000%, 06/01/23	13,505	14,519,803
5.000%, 06/01/25	4,500	5,227,267
Washington Metropolitan Area Transit Authority (RB) Series B
5.000%, 07/01/26	3,500	4,185,440
5.000%, 07/01/27	8,100	9,933,117

TOTAL DISTRICT OF COLUMBIA		39,421,369

FLORIDA — (3.3%)
Board of Governors State University System of Florida (RB) Series A
3.000%, 07/01/24	2,580	2,747,035
Florida Department of Environmental Protection (RB) Series A
5.000%, 07/01/25	1,000	1,162,030
Florida State (GO)
5.000%, 07/01/24	5,000	5,616,150
Florida State (GO) Series A
5.000%, 06/01/23	1,300	1,397,255
5.000%, 06/01/24	1,400	1,567,458
5.000%, 06/01/25	6,500	7,540,423
Florida State (GO) Series B
5.000%, 06/01/23	350	376,184
5.000%, 06/01/24	9,740	10,905,030

DFA INTERMEDIATE-TERM MUNICIPAL BOND PORTFOLIO

CONTINUED

	Face
	Amount^	Value†
	(000)
FLORIDA — (Continued)
Florida State (GO) Series C
5.000%, 06/01/23	7,000	$7,523,683
5.000%, 06/01/27	2,000	2,458,781
Florida State (GO) Series D
5.000%, 06/01/22	1,000	1,027,985
Florida State (GO) (ST GTD) Series A
5.000%, 06/01/27	6,565	8,070,948
Miami-Dade County (GO)
5.000%, 07/01/25	2,295	2,667,768
Miami-Dade County (GO) Series A
5.000%, 07/01/26	1,345	1,610,457
Miami-Dade County Health Facilities Authority (RB)
5.000%, 08/01/26	400	477,880
Orange County Water Utility System Revenue (RB)
5.000%, 10/01/24	3,000	3,403,854
Orlando Utilities Commission (RB) Series C
5.250%, 10/01/22	1,745	1,825,961
Peace River Manasota Regional Water Supply Authority (RB)
5.000%, 10/01/25	2,030	2,370,768
School District of Broward County (GO)
5.000%, 07/01/24	3,670	4,121,211
Tampa Bay Water (RB) Series A
5.000%, 10/01/25	2,850	3,336,865

TOTAL FLORIDA		70,207,726

GEORGIA — (3.6%)
Athens-Clarke County Unified Government (GO)
5.000%, 12/01/25	2,000	2,358,296
Cobb County Water & Sewerage Revenue (RB)
5.000%, 07/01/23	5,935	6,404,838
DeKalb County Water & Sewerage Revenue (RB) Series B
5.250%, 10/01/24	2,830	3,226,137
Georgia State (GO) Series A
5.000%, 07/01/26	1,340	1,610,620
5.000%, 07/01/27	6,090	7,525,134
Georgia State (GO) Series C-1
5.000%, 07/01/23	10,915	11,780,980
5.000%, 07/01/26	9,200	11,057,990

	Face
	Amount^	Value†
	(000)
GEORGIA — (Continued)
Georgia State (GO) Series E
5.000%, 12/01/25	3,960	$4,674,703
5.000%, 12/01/26	3,000	3,649,416
Georgia State (GO) Series F
5.000%, 07/01/26	5,335	6,412,432
5.000%, 01/01/27	2,000	2,439,543
Georgia State Road & Tollway Authority (RB) (MUN GOVT GTD)
5.000%, 10/01/23	6,000	6,543,984
Gwinnett County School District (GO)
5.000%, 08/01/22	1,890	1,958,259
Gwinnett County Water & Sewerage Authority (RB)
4.000%, 08/01/25	2,000	2,260,155
Henry County (GO)
5.000%, 05/01/24	1,200	1,340,134
Private Colleges & Universities Authority (RB) Series B
5.000%, 09/01/25	2,420	2,832,080

TOTAL GEORGIA		76,074,701

HAWAII — (2.3%)
City & County of Honolulu (GO) Series B
5.000%, 10/01/23	200	218,012
5.000%, 10/01/24	7,045	7,988,981
5.000%, 10/01/25	4,925	5,772,605
City & County of Honolulu (GO) Series D
5.000%, 07/01/24	675	758,180
5.000%, 07/01/25	845	982,585
Hawaii State (GO) Series EA
5.000%, 12/01/21	850	853,346
Hawaii State (GO) Series EF
5.000%, 11/01/22	2,240	2,348,185
Hawaii State (GO) Series ET
3.000%, 10/01/23	3,710	3,904,781
Hawaii State (GO) Series FE
5.000%, 10/01/24	1,500	1,700,990
Hawaii State (GO) Series FH
5.000%, 10/01/25	1,640	1,922,945
Hawaii State (GO) Series FT
5.000%, 01/01/25	1,805	2,064,695
5.000%, 01/01/27	10,000	12,141,005
Hawaii State (GO) Series FW
5.000%, 01/01/26	5,000	5,906,742
Maui County (GO)
5.000%, 03/01/24	880	976,056

TOTAL HAWAII		47,539,108

DFA INTERMEDIATE-TERM MUNICIPAL BOND PORTFOLIO

CONTINUED

	Face
	Amount^	Value†
	(000)
ILLINOIS — (0.4%)
Cook County Community Consolidated School District No. 34 Glenview (GO)
5.000%, 12/01/24	2,000	$2,275,830
5.000%, 12/01/25	1,180	1,385,127
Illinois Finance Authority (RB) Series C
4.000%, 02/15/33	1,010	1,148,048
Lake County Forest Preserve District (GO)
5.000%, 12/15/24	2,475	2,827,533

TOTAL ILLINOIS		7,636,538

INDIANA — (0.0%)
Muncie Sanitary District (RB) (AGM) Series A
5.000%, 07/01/27	500	604,240

IOWA — (0.2%)
City of Ankeny (GO) Series A
5.000%, 06/01/25	2,050	2,381,311
Waukee Community School District (GO) Series B
5.000%, 06/01/24	2,150	2,406,576

TOTAL IOWA		4,787,887

KANSAS — (0.6%)
City of Wichita (GO) Series 828
4.000%, 06/01/25	1,190	1,336,030
Johnson County (GO) Series B
3.000%, 09/01/22	2,260	2,311,434
Johnson County Unified School District No. 229 Blue Valley (GO) Series B
5.000%, 10/01/23	445	485,345
Johnson County Unified School District No. 233 Olathe (GO) Series A
¤ 3.000%, 09/01/34 (Pre-refunded @ $100, 9/1/25)	2,000	2,187,413
Johnson County Unified School District No. 233 Olathe (GO) Series B
5.000%, 09/01/23	4,380	4,756,147

	Face
	Amount^	Value†
	(000)
KANSAS — (Continued)
Kansas State Department of Transportation (RB) Series A
5.000%, 09/01/27	1,500	$1,845,691

TOTAL KANSAS		12,922,060

KENTUCKY — (1.0%)
Louisville & Jefferson County Metropolitan Government (GO) Series A
5.000%, 12/01/22	5,645	5,935,579
Louisville Water Co. (RB)
5.000%, 11/15/22	9,665	10,147,582
Louisville Water Co. (RB) Series A
4.000%, 11/15/21	1,215	1,216,693
Louisville/Jefferson County Metropolitan Government (RB) Series
5.000%, 10/01/26	2,530	3,028,081

TOTAL KENTUCKY		20,327,935

LOUISIANA — (0.7%)
Louisiana State (GO) Series A
5.000%, 02/01/24	2,000	2,208,523
Louisiana State (GO) Series C
5.000%, 07/15/22	12,765	13,197,853

TOTAL LOUISIANA		15,406,376

MAINE — (0.1%)
Maine State (GO) Series B
5.000%, 06/01/27	2,000	2,458,781

MARYLAND — (9.4%)
Anne County Arundel (GO)
5.000%, 04/01/22	2,475	2,524,588
5.000%, 04/01/23	1,165	1,243,707
5.000%, 10/01/24	6,880	7,808,323
Baltimore County (GO)
5.000%, 02/01/22	2,100	2,125,283
5.000%, 08/01/22	400	414,477
3.000%, 11/01/24	1,000	1,077,058
5.000%, 03/01/27	5,000	6,111,214
5.000%, 11/01/27	2,175	2,702,218
5.000%, 03/01/28	4,000	5,005,767
Baltimore County (GO) Series B
5.000%, 08/01/24	5,800	6,540,744

DFA INTERMEDIATE-TERM MUNICIPAL BOND PORTFOLIO

CONTINUED

	Face
	Amount^	Value†
	(000)
MARYLAND — (Continued)
City of Baltimore (GO) Series B
5.000%, 10/15/22	8,060	$8,427,343
5.000%, 10/15/23	2,640	2,883,499
Frederick County (GO) (ETM) Series A
5.000%, 08/01/27	725	893,014
Frederick County (GO) Series A
5.000%, 08/01/27	4,000	4,940,124
Harford County (GO)
4.000%, 10/01/24	2,650	2,930,799
Howard County (GO) Series A
5.000%, 02/15/25	3,900	4,483,917
5.000%, 02/15/28	1,220	1,525,053
Howard County (GO) Series D
5.000%, 02/15/24	5,140	5,692,113
Maryland State (GO) Series 1
5.000%, 06/01/23	5,000	5,376,542
Maryland State (GO) Series A
5.000%, 08/01/25	3,525	4,114,237
5.000%, 03/15/26	8,155	9,702,962
5.000%, 08/01/27	7,000	8,645,218
Maryland State (GO) Series B
5.000%, 08/01/26	10,000	12,033,682
5.000%, 08/01/27	5,945	7,342,260
5.000%, 08/01/28	4,000	5,058,745
Maryland State Department of Transportation (RB)
5.000%, 02/15/23	1,000	1,061,581
Montgomery County (GO) Series A
5.000%, 11/01/27	2,500	3,105,998
Montgomery County (GO) Series C
5.000%, 10/01/27	8,500	10,539,635
Montgomery County (GO) Series D
3.000%, 11/01/23	4,000	4,213,682
4.000%, 11/01/26	9,500	11,048,624
Prince County George’s (GO) Series A
5.000%, 07/15/24	230	258,929
5.000%, 07/15/25	17,780	20,729,279
4.000%, 07/01/26	2,000	2,309,076
3.000%, 09/15/27	10,950	12,270,710
Prince County George’s (GO) Series B
4.000%, 03/01/22	2,480	2,511,528

	Face
	Amount^	Value†
	(000)
MARYLAND — (Continued)
University System of Maryland (RB) Series C
4.000%, 04/01/23	10,515	$11,072,413

TOTAL MARYLAND		198,724,342

MASSACHUSETTS — (3.7%)
City of Boston (GO) Series A
5.000%, 03/01/28	6,800	8,533,603
City of Boston (GO) Series B
4.000%, 01/01/23	1,795	1,874,822
5.000%, 04/01/24	3,000	3,339,292
City of Boston (GO) Series D
5.000%, 03/01/25	1,210	1,393,761
City of Framingham (GO)
5.000%, 06/15/24	1,500	1,682,362
5.000%, 06/15/25	1,565	1,819,009
City of Quincy (GO)
5.000%, 01/15/24	635	700,555
City of Springfield (GO) (ST AID WITHHLDG) Series C
4.000%, 08/01/23	150	159,756
City of Woburn (GO)
4.000%, 09/01/22	350	361,076
Commonwealth of Massachusetts (GO) (AGM) Series B
5.250%, 09/01/24	3,700	4,210,831
5.000%, 07/01/28	5,725	7,213,560
Commonwealth of Massachusetts (GO) Series C
5.000%, 04/01/23	10,000	10,675,598
5.000%, 08/01/24	1,500	1,691,131
5.000%, 04/01/26	4,000	4,760,010
Commonwealth of Massachusetts (GO) Series E
5.000%, 11/01/23	970	1,061,434
5.000%, 11/01/27	9,000	11,169,695
Commonwealth of Massachusetts (GO) (AMBAC) Series C
5.500%, 12/01/23	3,500	3,879,305
Massachusetts Bay Transportation Authority (RB) (NATL) Series B
5.500%, 07/01/24	3,020	3,433,023
Massachusetts Water Resources Authority (RB) Series A
5.000%, 08/01/22	3,000	3,108,117

DFA INTERMEDIATE-TERM MUNICIPAL BOND PORTFOLIO

CONTINUED

	Face
	Amount^	Value†
	(000)
MASSACHUSETTS — (Continued)
Massachusetts Water Resources Authority (RB) (AGM) Series B
5.250%, 08/01/28	1,000	$1,280,992
Town of Brookline (GO)
4.000%, 02/15/25	2,000	2,235,624
Town of Nantucket (GO)
3.000%, 10/01/22	1,115	1,144,040
Town of Watertown (GO)
5.000%, 04/15/25	2,380	2,752,825

TOTAL MASSACHUSETTS		78,480,421

MICHIGAN — (0.3%)
Farmington Public School District (GO) (AGM)
5.000%, 05/01/25	2,140	2,477,352
Kentwood Public Schools (GO)
4.000%, 05/01/22	500	509,412
Michigan State (GO) Series A
5.000%, 05/01/25	2,000	2,311,506
University of Michigan (RB) Series A
4.000%, 04/01/23	1,000	1,053,596

TOTAL MICHIGAN		6,351,866

MINNESOTA — (2.3%)
City of Minneapolis (GO)
3.000%, 12/01/23	1,000	1,055,899
Dakota County Community Development Agency (RB) (CNTY GTD) Series B
5.000%, 01/01/23	800	844,195
Hennepin County (GO) Series A
5.000%, 12/01/23	2,410	2,646,727
Hennepin County (GO) Series C
5.000%, 12/01/26	4,070	4,946,494
5.000%, 12/01/27	5,800	7,225,107
Lakeville Independent School District No. 194 (GO) (SD CRED PROG) Series C
5.000%, 02/01/25	2,630	3,015,470
Lakeville Independent School District No. 194 (GO) (SD CRED PROG) Series D
5.000%, 02/01/22	4,000	4,047,854
Metropolitan Council (GO) Series B
5.000%, 03/01/23	2,015	2,143,289

	Face
	Amount^	Value†
	(000)
MINNESOTA — (Continued)
Metropolitan Council (GO) Series C
5.000%, 03/01/23	4,200	$4,467,401
5.000%, 03/01/26	700	830,232
Minnesota State (GO) Series A
5.000%, 08/01/27	5,000	6,175,156
5.000%, 08/01/28	6,130	7,752,526
Minnesota State (GO) Series D
5.000%, 08/01/24	500	563,563
Morris Area Schools Independent School District No. 2769 (GO) (SD CRED PROG) Series A
4.000%, 02/01/24	1,125	1,213,964
Rochester Independent School District No. 535 (GO) (SD CRED PROG) Series A
3.000%, 02/01/22	1,240	1,248,771

TOTAL MINNESOTA		48,176,648

MISSISSIPPI — (0.9%)
Mississippi State (GO) Series A
5.000%, 10/01/27	9,110	11,290,070
Mississippi State (GO) Series F
5.000%, 11/01/21	7,750	7,750,000

TOTAL MISSISSIPPI		19,040,070

MISSOURI — (1.6%)
City of Belton (GO) Series C
5.000%, 03/01/27	2,150	2,615,257
City of Kansas City (GO) Series A
4.000%, 02/01/22	1,150	1,161,004
5.000%, 02/01/23	3,955	4,192,392
3.000%, 02/01/25	4,215	4,559,504
City of Kansas City Water Revenue (RB) Series A
5.000%, 12/01/27	600	745,815
Columbia School District (GO) Series B
5.000%, 03/01/23	1,120	1,191,463
5.000%, 03/01/24	4,100	4,547,531
Columbia School District (GO) (ST AID DIR DEP) Series B
5.000%, 03/01/24	1,500	1,663,731

DFA INTERMEDIATE-TERM MUNICIPAL BOND PORTFOLIO

CONTINUED

	Face
	Amount^	Value†
	(000)
MISSOURI — (Continued)
Metropolitan Saint Louis Sewer District (RB) Series B
5.000%, 05/01/24	2,090	$2,334,067
North Kansas City School District No. 74 (GO) (ST AID DIR DEP)
4.000%, 03/01/23	5,335	5,604,549
Saint Louis County (GO)
5.000%, 02/01/24	2,680	2,960,698
Saint Louis County Reorganized School District No R-6 (GO)
5.000%, 02/01/26	2,000	2,366,981

TOTAL MISSOURI		33,942,992

NEBRASKA — (0.3%)
City of Omaha (GO) Series A
4.000%, 04/15/24	750	816,249
City of Omaha (GO) Series B
3.000%, 11/15/22	1,665	1,713,503
Douglas County School District No. 17 (GO)
4.000%, 12/15/26	2,260	2,638,527
Papillion-La Vista School District No. 27 (GO) Series B
4.000%, 12/01/24	655	725,544

TOTAL NEBRASKA		5,893,823

NEVADA — (0.5%)
Clark County (GO) Series A
5.000%, 07/01/25	2,700	3,139,621
Las Vegas Valley Water District (GO) Series B
5.000%, 06/01/24	2,820	3,154,982
Las Vegas Valley Water District (GO) Series C
5.000%, 06/01/24	2,845	3,182,951
Washoe County School District (GO)
5.000%, 06/01/24	1,715	1,916,836

TOTAL NEVADA		11,394,390

NEW HAMPSHIRE — (0.2%)
City of Portsmouth (GO)
4.000%, 04/01/25	1,505	1,686,989

	Face
	Amount^	Value†
	(000)
NEW HAMPSHIRE — (Continued)
New Hampshire State (GO) Series C
5.000%, 12/01/24	2,835	$3,236,302

TOTAL NEW HAMPSHIRE		4,923,291

NEW JERSEY — (1.4%)
City of Hoboken (GO)
3.000%, 02/01/26	2,945	3,234,945
3.000%, 02/01/27	3,035	3,379,597
3.000%, 02/01/28	4,560	5,115,441
City of Princeton (GO)
2.000%, 12/15/24	1,790	1,876,951
Monmouth County (GO)
5.000%, 01/15/24	970	1,069,008
Montville Township (GO)
3.000%, 10/01/25	505	552,240
New Jersey State (GO)
5.000%, 06/01/28	5,000	6,179,920
Princeton Regional School District (GO) (ST AID WITHHLDG)
1.750%, 02/01/22	1,095	1,099,227
South Orange & Maplewood School District (GO) (SCH BD RES FD)
3.000%, 03/01/22	350	353,200
Township of Parsippany-Troy Hills (GO) Series ABCD
2.000%, 09/15/22	4,100	4,161,694
Union County (GO) (ETM) Series B
3.000%, 03/01/22	45	45,404
Union County (GO) Series B
3.000%, 03/01/22	2,315	2,336,784

TOTAL NEW JERSEY		29,404,411

NEW MEXICO — (0.7%)
5.000%, 07/01/24	2,800	3,145,841
City of Albuquerque (GO) Series B
5.000%, 07/01/26	1,000	1,198,893
New Mexico State (GO)
5.000%, 03/01/23	5,000	5,316,948
New Mexico State Severance Tax Permanent Fund (RB) Series A
5.000%, 07/01/27	2,000	2,463,814
Santa Fe County (GO)
5.000%, 07/01/22	1,000	1,032,046

DFA INTERMEDIATE-TERM MUNICIPAL BOND PORTFOLIO

CONTINUED

	Face
	Amount^	Value†
	(000)
NEW MEXICO — (Continued)
Santa Fe Public School District (GO) (ST AID WITHHLDG)
5.000%, 08/01/24	2,000	$2,249,556

TOTAL NEW MEXICO		15,407,098

NEW YORK — (4.7%)
City of New York (GO) Series A
5.000%, 08/01/24	3,860	4,342,775
5.000%, 08/01/26	7,015	8,416,142
City of New York (GO) Series B
5.000%, 08/01/22	600	621,670
City of New York (GO) Series B-1
5.000%, 12/01/22	2,240	2,356,560
City of New York (GO) Series C
5.000%, 08/01/22	1,500	1,554,174
City of New York (GO) Series D
5.000%, 08/01/22	1,055	1,093,102
City of New York (GO) Series E
5.000%, 08/01/23	9,725	10,532,256
5.000%, 08/01/26	2,500	2,999,338
City of New York (GO) Series H
5.000%, 08/01/22	1,000	1,036,116
City of Syracuse Series B
4.000%, 06/01/25	500	560,032
Kingston City School District (GO) (ST AID WITHHLDG)
3.000%, 06/01/26	2,000	2,208,824
New York State Dormitory Authority (RB) (ETM) Series A
5.000%, 12/15/22	1,395	1,469,616
5.000%, 03/15/23	2,500	2,663,815
5.000%, 02/15/25	4,055	4,664,603
New York State Dormitory Authority (RB) (ETM) Series D
5.000%, 02/15/24	9,950	11,019,772
New York State Dormitory Authority (RB) Series A
5.000%, 12/15/22	8,605	9,067,567
5.000%, 03/15/23	200	212,982
New York State Dormitory Authority (RB) Series B
5.000%, 02/15/22	10,200	10,341,456

	Face
	Amount^	Value†
	(000)
NEW YORK — (Continued)
5.000%, 02/15/24	4,900	$5,417,314
New York State Dormitory Authority (RB) Series C
5.000%, 03/15/27	1,265	1,545,910
New York State Dormitory Authority (RB) Series D
5.000%, 02/15/23	2,000	2,122,090
New York State Dormitory Authority (RB) Series E
5.000%, 03/15/28	2,505	3,145,683
New York State Urban Development Corp. (RB) Series A
5.000%, 03/15/22	1,250	1,272,365
5.000%, 03/15/25	3,440	3,960,983
Town of Cheektowaga (GO)
5.000%, 07/15/23	300	324,341
Town of Hempstead (GO)
5.000%, 08/15/24	3,070	3,464,509
Town of Huntington (GO)
2.000%, 12/01/23	100	103,412
Triborough Bridge & Tunnel Authority (RB) Series C-1
4.000%, 11/15/27	1,250	1,477,084

TOTAL NEW YORK		97,994,491

NORTH CAROLINA — (5.8%)
City of Charlotte (GO) Series A
5.000%, 06/01/24	2,500	2,801,786
4.000%, 06/01/25	3,510	3,952,727
City of Greensboro (GO) Series B
5.000%, 10/01/27	4,430	5,504,578
Forsyth County (GO)
4.000%, 12/01/21	3,500	3,510,932
Guilford County (GO)
5.000%, 03/01/24	2,300	2,551,624
Guilford County (GO) Series A
5.000%, 02/01/22	1,800	1,821,626
Guilford County (GO) Series B
5.000%, 05/01/24	5,000	5,583,893
Mecklenburg County (GO)
5.000%, 03/01/25	5,000	5,761,139
Moore County (GO)
5.000%, 06/01/22	2,740	2,816,678
New Hanover County (GO)
5.000%, 02/01/23	250	264,908

DFA INTERMEDIATE-TERM MUNICIPAL BOND PORTFOLIO

CONTINUED

	Face
	Amount^	Value†
	(000)
NORTH CAROLINA — (Continued)
North Carolina Eastern Municipal Power Agency (RB) (NATL-IBC) (ETM) Series B
6.000%, 01/01/22	9,700	$9,792,944
North Carolina State (GO) Series A
5.000%, 06/01/24	4,800	5,378,106
5.000%, 06/01/25	10,000	11,616,149
5.000%, 06/01/26	5,000	5,994,801
5.000%, 06/01/28	5,035	6,353,781
North Carolina State (GO) Series B
5.000%, 06/01/25	10,545	12,249,229
North Carolina State (GO) Series D
4.000%, 06/01/23	8,700	9,219,425
Wake County (GO)
5.000%, 04/01/25	4,000	4,623,534
Wake County (GO) Series A
5.000%, 03/01/28	2,000	2,511,286
Wake County (GO) Series B
5.000%, 03/01/24	10,000	11,096,494
5.000%, 03/01/25	5,000	5,762,938
Wake County (GO) Series C
5.000%, 03/01/24	3,000	3,328,948

TOTAL NORTH CAROLINA		122,497,526

NORTH DAKOTA — (0.2%)
West Fargo Public School District No. 6 (GO) (SD CRED PROG) Series A
5.000%, 08/01/24	3,330	3,750,396

OHIO — (4.9%)
Cincinnati City School District (COP)
¤ 5.000%, 12/15/28 (Pre-refunded @ $100, 12/15/24)	2,000	2,286,657
City of Cincinnati (GO) Series A
4.000%, 12/01/21	2,645	2,653,066
City of Columbus (GO) Series 1
5.000%, 07/01/22	4,100	4,231,666
5.000%, 07/01/26	4,260	5,109,456
City of Columbus (GO) Series 2017-1
4.000%, 04/01/27	3,690	4,322,207

	Face
	Amount^	Value†
	(000)
OHIO — (Continued)
City of Columbus (GO) Series A
3.000%, 07/01/22	700	$713,194
2.000%, 08/15/22	6,160	6,248,849
5.000%, 04/01/23	750	800,670
4.000%, 07/01/23	4,995	5,307,522
4.000%, 04/01/27	8,800	10,307,703
City of Columbus (GO) Series A
4.000%, 04/01/24	4,000	4,356,249
Hamilton County Sewer System Revenue (RB) Series A
5.000%, 12/01/21	200	200,779
Ohio State (GO) Series A
3.000%, 02/01/22	500	503,574
5.000%, 08/01/22	3,000	3,109,042
5.000%, 09/15/22	750	781,686
5.000%, 06/15/24	800	896,589
5.000%, 03/01/25	3,525	4,054,004
5.000%, 09/01/25	5,550	6,488,142
Ohio State (GO) Series B
5.000%, 06/15/23	2,000	2,152,175
5.000%, 08/01/23	4,025	4,354,674
5.000%, 09/15/23	1,980	2,153,134
5.000%, 08/01/24	2,970	3,344,948
5.000%, 09/01/24	2,665	3,010,955
5.000%, 09/01/27	625	771,837
5.000%, 09/15/27	1,500	1,854,059
Ohio State (GO) Series C
5.000%, 08/01/27	6,880	8,479,608
Ohio State (GO) Series U
5.000%, 05/01/28	4,325	5,422,036
Ohio State (GO) Series W
4.000%, 05/01/24	785	856,128
4.000%, 05/01/25	785	880,668
Olentangy Local School District (GO)
5.000%, 12/01/24	1,355	1,545,009
Upper Arlington City School District (GO) Series A
5.000%, 12/01/27	3,190	3,965,252
Warrensville Heights City School District (GO) (BAM) Series A
¤ 5.250%, 12/01/55 (Pre-refunded @ $100, 12/1/24)	1,000	1,148,637

TOTAL OHIO		102,310,175

DFA INTERMEDIATE-TERM MUNICIPAL BOND PORTFOLIO

CONTINUED

	Face
	Amount^	Value†
	(000)
OKLAHOMA — (0.9%)
City of Oklahoma City (GO)
4.000%, 03/01/23	1,000	$1,050,250
City of Tulsa (GO)
5.000%, 03/01/24	10,050	11,137,049
5.000%, 03/01/26	6,250	7,403,953

TOTAL OKLAHOMA		19,591,252

OREGON — (2.5%)
City of Beaverton Water Revenue (RB)
5.000%, 04/01/29	600	765,139
City of Portland (GO) Series A
5.000%, 06/15/24	400	448,854
City of Portland Sewer System Revenue (RB) Series A
5.000%, 10/01/23	700	763,606
5.000%, 06/15/26	1,550	1,857,396
City of Salem (GO)
5.000%, 06/01/25	530	616,478
Clackamas County School District No. 12 North Clackamas (GO) (SCH BD GTY)
¤ 5.000%, 06/15/25 (Pre-refunded @ $100, 6/15/24)	1,000	1,121,966
Clackamas County School District No. 46 Oregon Trail (GO) (SCH BD GTY)
5.000%, 06/15/22	1,215	1,251,420
Deschutes County Administrative School District No. 1 Bend-La Pine (GO) (SCH BD GTY)
5.000%, 06/15/27	4,680	5,758,930
Lane County School District No. 4J Eugene (GO) (SCH BD GTY) Series A
5.000%, 06/15/23	3,355	3,611,411
Multnomah County School District No. 7 Reynolds (GO) (SCH BD GTY) Series A
5.000%, 06/15/25	1,200	1,393,357
Oregon State (GO)
5.000%, 06/01/24	500	559,531
Oregon State (GO)
5.000%, 12/01/24	2,290	2,611,123

	Face
	Amount^	Value†
	(000)
OREGON — (Continued)
Oregon State (GO) Series A
5.000%, 05/01/24	3,545	$3,954,267
Oregon State (GO) Series H
5.000%, 05/01/25	2,420	2,798,749
Oregon State (GO) Series N
5.000%, 05/01/23	1,350	1,446,446
Oregon State Department of Transportation (RB) Series A
¤ 5.000%, 11/15/27 (Pre-refunded @ $100, 11/15/24)	150	170,995
Oregon State Department of Transportation (RB) Series B
5.000%, 11/15/26	3,500	4,242,754
Washington & Multnomah Counties School District No. 48J Beaverton (GO) (SCH BD GTY)
¤ 5.000%, 06/15/26 (Pre-refunded @ $100, 6/15/24)	1,000	1,121,966
Washington & Multnomah Counties School District No. 48J Beaverton (GO) (SCH BD GTY) Series C
5.000%, 06/15/27	2,390	2,938,038
Washington & Multnomah Counties School District No. 48J Beaverton (GO) (SCH BD GTY) Series D
5.000%, 06/15/24	2,300	2,577,694
Washington County (GO)
5.000%, 03/01/24	2,400	2,661,970
5.000%, 03/01/25	5,100	5,872,694
5.000%, 03/01/26	300	356,238
Water Environment Services Sewer Revenue (RB)
5.000%, 06/01/24	1,045	1,171,146
5.000%, 06/01/25	1,395	1,620,994

TOTAL OREGON		51,693,162

PENNSYLVANIA — (1.7%)
Commonwealth of Pennsylvania (GO)
5.000%, 07/15/22	12,820	13,254,718
Commonwealth of Pennsylvania (GO) Series
5.000%, 04/01/22	11,260	11,485,600

DFA INTERMEDIATE-TERM MUNICIPAL BOND PORTFOLIO

CONTINUED

	Face
	Amount^	Value†
	(000)
PENNSYLVANIA — (Continued)
Commonwealth of Pennsylvania (GO) Series REF
5.000%, 07/01/22	2,000	$2,064,091
Montgomery County (GO)
5.000%, 05/01/23	5,255	5,630,427
Montgomery County (GO) Series A
5.000%, 01/01/25	2,390	2,737,118
Pennsylvania State University (RB) Series E
5.000%, 03/01/24	205	227,326
5.000%, 03/01/25	540	621,620

TOTAL PENNSYLVANIA		36,020,900

RHODE ISLAND — (0.1%)
Rhode Island State (GO) Series A
5.000%, 08/01/22	1,605	1,662,719
Rhode Island State (GO) Series D
5.000%, 08/01/22	685	709,634

TOTAL RHODE ISLAND		2,372,353

SOUTH CAROLINA — (2.7%)
Aiken County Consolidated School District (GO) (SCSDE)
5.000%, 04/01/25	2,140	2,471,222
Beaufort County (GO) (ST AID WITHHLDG)
5.000%, 03/01/24	1,135	1,258,609
Berkeley County School District (GO) (SCSDE) Series B
5.000%, 03/01/22	4,120	4,186,264
Charleston County (GO)
5.000%, 11/01/23	1,000	1,094,473
5.000%, 11/01/27	4,655	5,795,698
Charleston County (GO) Series A
5.000%, 11/01/22	4,780	5,008,886
Charleston County (GO) Series B
5.000%, 11/01/23	3,560	3,896,323
Charleston County (GO) (ST AID WITHHLDG) Series C
5.000%, 11/01/27	2,855	3,554,612

	Face
	Amount^	Value†
	(000)
SOUTH CAROLINA — (Continued)
Dorchester County School District No. 2 (GO) (SCSDE) Series B
5.000%, 03/01/25	1,430	$1,644,603
Grand Strand Water & Sewer Authority (RB) Series A
5.000%, 06/01/25	1,085	1,258,671
Lexington County School District No. 1 (GO) (SCSDE) Series C
4.000%, 02/01/24	3,590	3,886,534
Piedmont Municipal Power Agency Series C
5.000%, 01/01/27	5,765	6,927,984
Piedmont Municipal Power Agency (RB) Series D
4.000%, 01/01/33	1,000	1,179,400
Richland County School District No. 1 (GO) (SCSDE) Series A
5.000%, 03/01/23	3,970	4,222,758
Richland County School District No. 2 (GO) (SCSDE) Series A
5.000%, 03/01/27	1,140	1,392,689
South Carolina State (GO) (ST AID WITHHLDG) Series A
5.000%, 10/01/23	5,500	6,000,872
South Carolina State (GO) (ST AID WITHHLDG) Series B
4.000%, 08/01/26	1,405	1,626,576
Spartanburg County (GO) (ST AID WITHHLDG) Series A
3.000%, 04/01/25	1,000	1,086,713

TOTAL SOUTH CAROLINA		56,492,887

SOUTH DAKOTA — (0.1%)
South Dakota State Building Authority (RB) Series A
¤ 5.000%, 06/01/34 (Pre-refunded @ $100, 6/1/24)	2,175	2,436,356

TENNESSEE — (3.5%)
City of Johnson City (GO)
5.000%, 03/01/24	2,555	2,832,624

DFA INTERMEDIATE-TERM MUNICIPAL BOND PORTFOLIO

CONTINUED

	Face
	Amount^	Value†
	(000)
TENNESSEE — (Continued)
City of Maryville (GO) Series A
5.000%, 06/01/22	1,865	$1,916,636
City of Memphis (GO)
5.000%, 05/01/25	3,840	4,443,890
City of Memphis (GO) Series A
5.000%, 04/01/25	1,945	2,244,606
Hamilton County (GO) Series A
5.000%, 04/01/26	3,000	3,578,680
Hamilton County (GO) Series B
3.000%, 03/01/22	4,550	4,592,662
Knox County (GO)
5.000%, 04/01/24	3,440	3,824,640
Knox County (GO) Series A
5.000%, 08/01/23	1,300	1,406,956
Metropolitan Government of Nashville & Davidson County (GO)
5.000%, 07/01/22	1,000	1,032,319
5.000%, 01/01/26	5,840	6,899,075
5.000%, 07/01/27	3,510	4,323,993
4.000%, 07/01/28	10,000	11,949,029
Metropolitan Government of Nashville & Davidson County Water & Sewer Revenue (RB) Series A
5.000%, 07/01/27	1,900	2,340,623
Putnam County (GO)
4.000%, 04/01/23	975	1,026,686
Sumner County (GO)
5.000%, 06/01/24	720	806,319
5.000%, 06/01/25	1,750	2,031,470
Tennessee State (GO) Series A
5.000%, 09/01/24	4,075	4,610,170
5.000%, 02/01/27	7,720	9,433,138
Tennessee State (GO) Series B
5.000%, 08/01/25	1,000	1,167,972
Tennessee State School Bond Authority (RB) (ST INTERCEPT)
¤ 5.000%, 11/01/35 (Pre-refunded @ $100, 11/1/25)	3,000	3,524,154
Williamson County (GO) Series A
4.000%, 05/01/22	300	305,723

TOTAL TENNESSEE		74,291,365

	Face
	Amount^	Value†
	(000)
TEXAS — (15.2%)
Alamo Community College District (GO)
5.000%, 08/15/24	1,000	$1,128,505
Aldine Independent School District (GO) (PSF-GTD)
5.000%, 02/15/25	4,750	5,449,410
Alvin Independent School District (GO) (PSF-GTD)
5.000%, 02/15/24	1,000	1,105,717
Alvin Independent School District (GO) (PSF-GTD) Series A
5.000%, 02/15/25	1,445	1,658,279
Austin Independent School District (GO) (PSF-GTD)
5.000%, 08/01/24	750	844,464
5.000%, 08/01/25	250	291,283
Brazosport Independent School District (GO) (PSF-GTD)
5.000%, 02/15/24	3,105	3,435,510
Carroll Independent School District (GO) (PSF-GTD) Series A
5.000%, 02/15/24	1,000	1,104,990
Central Texas Regional Mobility Authority (RB) Series D
5.000%, 01/01/28	1,000	1,230,775
City of Amarillo (GO)
2.000%, 02/15/24	4,900	5,076,778
4.000%, 02/15/24	1,555	1,681,787
2.000%, 02/15/25	5,015	5,255,109
4.000%, 02/15/25	1,620	1,802,971
City of Arlington (GO) Series A
5.000%, 08/15/24	1,595	1,800,916
City of Arlington Water & Wastewater System Revenue (RB)
5.000%, 06/01/26	1,180	1,408,870
City of Austin (GO)
5.000%, 09/01/24	1,215	1,373,829
City of Carrollton (GO)
5.000%, 08/15/24	1,835	2,071,353
City of Celina (GO)
4.125%, 09/01/24	2,325	2,570,297
City of Dallas Waterworks & Sewer System Revenue (RB) Series C
5.000%, 10/01/24	680	771,328
5.000%, 10/01/25	1,000	1,172,952

DFA INTERMEDIATE-TERM MUNICIPAL BOND PORTFOLIO

CONTINUED

	Face
	Amount^	Value†
	(000)
TEXAS — (Continued)
City of Denton (GO)
4.000%, 02/15/22	2,510	$2,537,414
3.000%, 02/15/24	3,615	3,836,966
4.000%, 02/15/25	3,790	4,228,590
City of Fort Worth (GO) Series A
5.000%, 03/01/24	1,240	1,372,897
5.000%, 03/01/25	5,000	5,736,023
City of Fort Worth Water & Sewer System Revenue (RB) Series A
5.000%, 02/15/24	7,900	8,744,743
5.000%, 02/15/25	9,470	10,877,805
City of Garland (GO)
5.000%, 02/15/25	2,030	2,326,754
City of Houston (GO) Series A
5.000%, 03/01/22	5,890	5,984,334
5.000%, 03/01/25	500	574,857
City of Lubbock (GO)
5.000%, 02/15/23	1,000	1,061,313
City of New Braunfels (GO)
5.000%, 02/01/28	1,000	1,239,271
City of Pearland (GO)
5.000%, 03/01/25	3,885	4,449,945
City of Richardson (GO)
5.000%, 02/15/27	1,715	2,081,726
City of Southlake (GO)
3.000%, 02/15/23	1,510	1,563,424
City of Temple Utility System Revenue (RB)
5.000%, 08/01/24	500	562,829
Clear Creek Independent School District (GO) (PSF-GTD) Series A
4.000%, 02/15/23	4,380	4,589,426
5.000%, 02/15/25	2,175	2,499,105
Conroe Independent School District (GO) (PSF-GTD)
5.000%, 02/15/26	2,260	2,679,913
Corpus Christi Independent School District (GO) (PSF-GTD)
4.000%, 08/15/23	330	351,982
4.000%, 08/15/24	410	450,850
Dallas Area Rapid Transit (RB) Series B
5.000%, 12/01/21	2,545	2,554,977
Dallas Fort Worth International Airport (RB) Series A
5.000%, 11/01/28	750	941,273

	Face
	Amount^	Value†
	(000)
TEXAS — (Continued)
El Paso Independent School District (GO) (PSF-GTD)
5.000%, 08/15/24	500	$563,954
Fort Bend Independent School District (GO) (PSF-GTD)
5.000%, 08/15/24	1,000	1,128,505
Fort Bend Independent School District (GO) (PSF-GTD) Series A
4.000%, 08/15/23	620	661,531
4.000%, 08/15/24	500	550,404
Fort Worth Independent School District (GO) (PSF-GTD)
5.000%, 02/15/23	3,815	4,049,420
5.000%, 02/15/24	3,000	3,317,878
Frisco Independent School District (GO) (PSF-GTD)
5.000%, 08/15/24	2,000	2,255,817
Galveston County (GO)
5.000%, 02/01/22	1,000	1,012,040
Goose Creek Consolidated Independent School District (GO) (PSF-GTD)
5.000%, 02/15/24	1,000	1,106,202
Harris County (GO) Series A
5.000%, 10/01/24	1,000	1,133,681
Harris County Flood Control District (GO) Series A
5.000%, 10/01/24	670	759,148
Hays Consolidated Independent School District (GO) (PSF-GTD)
5.000%, 08/15/23	1,355	1,469,899
Hidalgo County Drain District No. 1 (GO)
5.000%, 09/01/22	1,000	1,039,511
Houston Independent School District (GO) (PSF-GTD)
5.000%, 02/15/24	1,000	1,107,658
5.000%, 02/15/26	7,020	8,340,737
Houston Independent School District (GO) (PSF-GTD) Series A
5.000%, 02/15/26	1,150	1,366,360
Humble Independent School District (GO) (PSF-GTD) Series A
5.500%, 02/15/25	7,000	8,157,178

DFA INTERMEDIATE-TERM MUNICIPAL BOND PORTFOLIO

CONTINUED

	Face
	Amount^	Value†
	(000)
TEXAS — (Continued)
Hurst-Euless-Bedford Independent School District (GO) (PSF-GTD) Series B
5.000%, 08/15/24	1,520	$1,716,687
Katy Independent School District (GO) (PSF-GTD)
5.000%, 02/15/25	1,000	1,148,306
Leander Independent School District (GO) (PSF-GTD) Series C
5.000%, 08/15/24	2,000	2,255,221
Mansfield Independent School District (GO) (PSF-GTD) (ETM) Series A
5.000%, 02/15/22	895	907,439
North Texas Municipal Water District Water System Revenue (RB)
5.000%, 09/01/23	300	325,821
5.000%, 09/01/24	5,715	6,444,782
North Texas Municipal Water District Water System Revenue (RB) Series A
5.000%, 09/01/28	2,000	2,511,593
Northside Independent School District (GO) (PSF-GTD)
5.000%, 02/15/23	4,535	4,815,485
5.000%, 08/15/24	1,000	1,129,101
5.000%, 08/15/25	1,880	2,196,214
Northside Independent School District (GO) (PSF-GTD) Series A
4.000%, 08/15/24	5,215	5,743,780
Northwest Independent School District (GO) (PSF-GTD) Series A
5.000%, 02/15/24	1,695	1,871,728
Permanent University Fund - Texas A&M University System (RB)
5.000%, 07/01/23	3,500	3,774,629
Permanent University Fund - University of Texas System (RB) Series B
5.000%, 07/01/26	5,500	6,585,510
Plano Independent School District (GO) (PSF-GTD)
5.000%, 02/15/24	11,000	12,178,894

	Face
	Amount^	Value†
	(000)
TEXAS — (Continued)
Port Authority of Houston of Harris County Texas (GO) Series A-2
5.000%, 10/01/23	355	$386,971
San Antonio Independent School District (GO) (PSF-GTD)
5.000%, 08/15/26	4,340	5,217,143
Spring Independent School District (GO) (BAM)
5.000%, 08/15/24	4,985	5,615,202
Tarrant Regional Water District (RB)
6.000%, 09/01/24	3,450	3,999,135
Texas A&M University (RB) Series B
¤ 5.000%, 05/15/30 (Pre-refunded @ $100, 5/15/23)	10,370	11,128,887
Texas State (GO)
5.000%, 04/01/23	5,000	5,338,537
5.000%, 10/01/23	15,345	16,733,142
5.000%, 10/01/26	2,845	3,437,093
Texas State (GO) Series A
5.000%, 10/01/23	2,690	2,933,343
5.000%, 04/01/25	1,000	1,153,671
¤ 5.000%, 10/01/39 (Pre-refunded @ $100, 10/1/24)	15,000	16,995,843
Texas Transportation Commission State Highway Fund (RB)
5.000%, 10/01/25	10,000	11,721,025
5.250%, 04/01/26	300	360,406
5.000%, 10/01/26	4,340	5,243,228
Trinity River Authority Central Regional Wastewater System Revenue (RB)
5.000%, 08/01/27	3,150	3,870,460
University of Texas System (RB) Series C
5.000%, 08/15/24	1,850	2,087,182
University of Texas System (RB) Series D
5.000%, 08/15/26	2,000	2,407,354
University of Texas System (RB) Series E
5.000%, 08/15/26	4,835	5,819,778
University of Texas System (RB) Series J
5.000%, 08/15/25	2,500	2,919,472
5.000%, 08/15/26	1,500	1,805,515

DFA INTERMEDIATE-TERM MUNICIPAL BOND PORTFOLIO

CONTINUED

	Face
	Amount^	Value†
	(000)
TEXAS — (Continued)
Wichita Falls Independent School District (GO) (PSF-GTD)
4.000%, 02/01/25	495	$551,223
Ysleta Independent School District (GO) (PSF-GTD)
¤ 5.000%, 08/15/41 (Pre-refunded @ $100, 8/15/25)	5,865	6,857,881

TOTAL TEXAS		320,689,144

UTAH — (2.4%)
Canyons School District (GO) (SCH BD GTY) Series B
5.000%, 06/15/25	2,750	3,196,341
Nebo School District (GO) (SCH BD GTY)
4.000%, 07/01/24	1,100	1,205,796
Salt County Lake (GO)
5.000%, 12/15/26	1,095	1,331,573
Utah State (GO)
5.000%, 07/01/22	11,285	11,646,632
5.000%, 07/01/24	12,350	13,882,437
5.000%, 07/01/25	1,000	1,165,204
5.000%, 07/01/26	4,450	5,348,701
5.000%, 07/01/27	6,100	7,533,675
Utah State (GO) Series B
5.000%, 07/01/24	1,010	1,135,325
Washington County School District Board of Education/St George (GO) (SCH BD GTY)
5.000%, 03/01/22	4,465	4,536,662

TOTAL UTAH		50,982,346

VERMONT — (0.1%)
Vermont State (GO) Series B
5.000%, 08/15/23	1,270	1,377,692
5.000%, 08/15/24	1,000	1,129,399
Vermont State (GO) Series C
4.000%, 08/15/23	225	240,072

TOTAL VERMONT		2,747,163

VIRGINIA — (4.7%)
Arlington County (GO)
5.000%, 08/15/22	3,000	3,114,185
Chesterfield County (GO) (ST AID WITHHLDG)
5.000%, 01/01/24	2,130	2,347,189

	Face
	Amount^	Value†
	(000)
VIRGINIA — (Continued)
City of Alexandria (GO) (ST AID WITHHLDG) Series A
5.000%, 07/15/27	3,160	$3,906,399
City of Hampton (GO) (ST AID WITHHLDG) Series B
5.000%, 09/01/22	2,050	2,132,052
City of Harrisonburg (GO) (ST AID WITHHLDG) Series A
5.000%, 07/15/25	3,000	3,497,629
City of Norfolk (GO) (ST AID WTHHLDG)
5.000%, 08/01/28	2,405	3,039,774
City of Richmond (GO) (ST AID WITHHLDG) Series A
5.000%, 07/15/23	4,315	4,664,331
5.000%, 07/15/24	3,170	3,566,878
City of Richmond (GO) (ST AID WITHHLDG) Series B
5.000%, 07/15/26	3,635	4,370,379
City of Richmond (GO) (ST AID WITHHLDG) Series D
5.000%, 03/01/27	3,275	4,006,686
City of Richmond (GO) Series B
5.000%, 07/15/25	5,350	6,235,291
City of Suffolk (GO) (ST AID WITHHLDG)
5.000%, 02/01/23	2,000	2,119,787
City of Virginia Beach (GO) (ST AID WITHHLDG) Series A
5.000%, 07/15/23	2,725	2,945,609
5.000%, 02/01/25	2,590	2,973,878
City of Virginia Beach (GO) (ST AID WITHHLDG) Series B
5.000%, 07/15/25	1,000	1,165,876
Commonwealth of Virginia (GO) Series A
5.000%, 06/01/24	2,250	2,518,510
5.000%, 06/01/25	500	579,646
Commonwealth of Virginia (GO) (ST AID WITHHLDG) Series B
5.000%, 06/01/23	10,000	10,753,084
Fairfax County (GO) (ST AID WITHHLDG) Series A
5.000%, 10/01/23	4,775	5,209,848
5.000%, 10/01/24	5,000	5,669,965
5.000%, 10/01/26	1,000	1,208,117
5.000%, 10/01/27	1,000	1,239,305

DFA INTERMEDIATE-TERM MUNICIPAL BOND PORTFOLIO

CONTINUED

	Face
	Amount^	Value†
	(000)
VIRGINIA — (Continued)
Henrico County (GO) (ST AID WITHHLDG)
5.000%, 08/01/27	1,680	$2,076,981
5.000%, 08/01/28	2,905	3,680,430
Henrico County Water & Sewer Revenue (RB)
5.000%, 05/01/25	3,345	3,872,309
Loudoun County (GO) (ST AID WITHHLDG) Series A
5.000%, 12/01/24	2,490	2,844,943
Loudoun County (GO) (ST AID WITHHLDG) Series B
5.000%, 12/01/24	4,000	4,570,189
5.000%, 12/01/25	500	590,018
Town of Leesburg (GO) (ST AID WITHHLDG)
5.000%, 01/15/24	3,555	3,923,666

TOTAL VIRGINIA		98,822,954

WASHINGTON — (6.8%)
Auburn School District No. 408 of King & Pierce Counties (GO) (SCH BD GTY)
5.000%, 12/01/24	2,000	2,280,457
Benton County School District No. 400 Richland (GO) (SCH BD GTY)
5.000%, 12/01/22	4,705	4,949,301
Chelan County Public Utility District No. 1 (RB) Series A
5.000%, 07/01/24	1,000	1,119,822
5.000%, 07/01/25	900	1,042,625
City of Bellevue (GO) Series A
4.000%, 12/01/24	335	371,951
City of Seattle (GO) Series A
5.000%, 12/01/26	3,000	3,644,390
City of Seattle Drainage & Wastewater Revenue (RB)
5.000%, 07/01/27	8,400	10,348,018
City of Seattle Municipal Light & Power Revenue (RB) Series A
5.000%, 06/01/22	310	318,657
5.000%, 07/01/24	2,265	2,543,472
City of Seattle Municipal Light & Power Revenue (RB) Series B
5.000%, 02/01/23	12,040	12,756,425

	Face
	Amount^	Value†
	(000)
WASHINGTON — (Continued)
City of Seattle Water System Revenue (RB)
5.000%, 09/01/22	6,000	$6,240,153
5.000%, 08/01/24	1,790	2,017,030
Clark County Public Utility District No. 1 (RB)
5.000%, 01/01/24	270	296,913
Clark County School District No. 119 Battleground (GO) (SCH BD GTY)
4.000%, 12/01/21	1,000	1,003,090
4.000%, 12/01/22	2,630	2,736,430
King County (GO) Series A
5.000%, 06/01/28	3,555	4,478,365
5.000%, 06/01/29	2,050	2,634,939
King County (GO) Series E
5.000%, 12/01/25	955	1,126,935
King County School District No. 210 Federal Way (GO) (SCH BD GTY)
5.000%, 12/01/25	1,815	2,139,349
King County School District No. 400 Mercer Island (GO) (SCH BD GTY)
5.000%, 12/01/22	1,145	1,204,709
King County School District No. 405 Bellevue (GO) (SCH BD GTY) Series B
3.000%, 12/01/22	6,105	6,289,583
5.000%, 12/01/25	2,425	2,859,434
5.000%, 12/01/26	1,555	1,889,009
King County School District No. 411 Issaquah (GO) (SCH BD GTY)
5.000%, 12/01/23	3,500	3,841,484
King County School District No. 412 Shoreline (GO) (SCH BD GTY)
4.000%, 12/01/21	1,000	1,003,115
King County School District No. 414 Lake Washington (GO)
4.000%, 12/01/24	2,850	3,164,360
King County Sewer Revenue (RB) Series A
5.000%, 01/01/24	2,310	2,544,484
Snohomish County School District No. 201 Snohomish (GO) (SCH BD GTY)
5.000%, 12/01/25	4,000	4,713,044
Spokane County (GO)
5.000%, 12/01/22	1,025	1,078,452

DFA INTERMEDIATE-TERM MUNICIPAL BOND PORTFOLIO

CONTINUED

	Face
	Amount^	Value†
	(000)
WASHINGTON — (Continued)
Tacoma Metropolitan Park District (GO) Series B
5.000%, 12/01/21	150	$150,589
Thurston County School District No. 111 Olympia (GO) (SCH BD GTY)
5.000%, 12/01/21	425	426,666
University of Washington (RB) (ETM) Series A
5.000%, 07/01/22	6,505	6,713,011
Washington State (GO) Series A
5.000%, 08/01/23	750	812,256
Washington State (GO) Series B
5.000%, 07/01/24	2,200	2,469,855
5.000%, 07/01/25	1,500	1,744,234
Washington State (GO) Series C
5.000%, 02/01/23	1,500	1,589,645
5.000%, 02/01/25	3,865	4,432,444
5.000%, 02/01/26	2,640	3,125,634
Washington State (GO) Series D
5.000%, 07/01/23	3,800	4,100,823
5.000%, 06/01/25	1,500	1,739,517
5.000%, 06/01/27	3,000	3,680,812
Washington State (GO) Series E
5.000%, 02/01/23	1,940	2,055,941
Washington State (GO) Series F
5.000%, 06/01/24	5,575	6,238,775
Washington State (GO) Series R-2018D
5.000%, 08/01/25	3,635	4,238,197
Washington State (GO) Series R-2020C
5.000%, 07/01/24	4,070	4,569,231
Washington State (GO) Series R-C
5.000%, 07/01/23	3,500	3,777,074

TOTAL WASHINGTON		142,500,700

	Face
	Amount^	Value†
	(000)
WEST VIRGINIA — (0.1%)
West Virginia State (GO) Series A
5.000%, 12/01/23	500	$548,784
5.000%, 12/01/24	755	861,372

TOTAL WEST VIRGINIA		1,410,156

WISCONSIN — (2.0%)
City of Madison (GO) Series A
4.000%, 10/01/26	5,000	5,778,425
City of Milwaukee (GO) Series N4
5.000%, 04/01/27	2,000	2,433,114
City of Oshkosh (GO) Series B
3.000%, 12/01/23	445	469,112
DeForest Area School District (GO)
5.000%, 04/01/24	1,810	2,010,527
Madison Metropolitan School District (GO) Series A
2.000%, 03/01/24	2,235	2,319,109
University of Wisconsin Hospitals & Clinics (RB)
5.000%, 04/01/28	1,000	1,243,913
Wisconsin State (GO)
5.000%, 05/01/24	2,515	2,805,355
Wisconsin State (GO) Series 3
5.000%, 11/01/22	3,110	3,259,883
Wisconsin State (GO) Series A
5.000%, 05/01/23	8,515	9,125,993
5.000%, 05/01/24	3,695	4,121,585
5.000%, 05/01/25	7,885	9,095,287

TOTAL WISCONSIN		42,662,303

TOTAL MUNICIPAL BONDS Cost ($ 2,048,731,875)		2,110,012,796

TOTAL INVESTMENTS — (100.0%) (Cost $ 2,048,731,875)		$2,110,012,796

DFA INTERMEDIATE-TERM MUNICIPAL BOND PORTFOLIO

CONTINUED

Summary of the Portfolio’s investments as of October 31, 2021, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Municipal Bonds	—	$2,110,012,796	—	$2,110,012,796

TOTAL	—	$2,110,012,796	—	$2,110,012,796

See accompanying Notes to Financial Statements.

DFA SELECTIVE STATE MUNICIPAL BOND PORTFOLIO

SCHEDULE OF INVESTMENTS

October 31, 2021

	Face
	Amount^	Value†
	(000)
MUNICIPAL BONDS — (100.0%)
ALABAMA — (0.7%)
Infirmary Health System Special Care Facilities Financing Authority of Mobile (RB)
3.000%, 02/01/30	300	$318,886
4.000%, 02/01/38	750	878,669
UAB Medicine Finance Authority (RB) Series B2
5.000%, 09/01/30	200	240,710
University of South Alabama (RB) (AGM)
4.000%, 04/01/38	250	288,141

TOTAL ALABAMA		1,726,406

ALASKA — (0.8%)
Alaska Municipal Bond Bank Authority (RB) (MORAL OBLG) Series 3
5.000%, 10/01/29	165	187,107
Alaska Municipal Bond Bank Authority (RB) Series One
5.000%, 05/01/27	250	303,707
Alaska State (GO) Series A
5.000%, 08/01/36	250	322,799
Alaska State (GO) Series B
5.000%, 08/01/30	500	578,326
Borough of Matanuska-Susitna AK (RB)
5.250%, 09/01/28	265	304,783
Borough of North Slope (GO) Series B
5.000%, 06/30/27	415	506,054

TOTAL ALASKA		2,202,776

ARIZONA — (0.9%)
Apache County Industrial Development Authority (RB) Series A
4.500%, 03/01/30	310	313,886
City of Phoenix Civic Improvement Corp. (RB) Series A
5.000%, 07/01/34	1,000	1,232,153
Maricopa County Industrial Dev. Authority (RB)
3.250%, 01/01/37	200	212,914

	Face
	Amount^	Value†
	(000)
ARIZONA — (Continued)
Maricopa County Industrial Dev. Authority (RB) Series A
4.000%, 09/01/37	375	$445,210
Pinal County Electric District No. 3 (RB)
5.000%, 07/01/28	150	186,591

TOTAL ARIZONA		2,390,754

ARKANSAS — (0.2%)
North Little Rock School District No. 1 (GO) (ST AID WITHHLDG)
2.000%, 02/01/30	250	257,616
Pulaski County Special School District (GO) (ST AID WITHHLDG)
2.000%, 02/01/29	250	256,052

TOTAL ARKANSAS		513,668

CALIFORNIA — (1.8%)
California Health Facilities Financing Authority (RB) Series A
5.000%, 04/01/33	250	320,333
California Health Facilities Financing Authority (RB) Series B
5.000%, 11/15/32	850	1,024,768
California Statewide Communities Development Authority (RB)
4.125%, 03/01/34	150	166,938
City of El Cerrito (RB) (NPFGC )
5.000%, 05/01/29	250	298,616
City of Sacramento Transient Occupancy Tax Revenue (RB) Series
5.000%, 06/01/26	250	292,936
Hesperia Community Redevelopment Agency Successor Agency (AGM) Series A
3.375%, 09/01/37	500	545,019

DFA SELECTIVE STATE MUNICIPAL BOND PORTFOLIO

CONTINUED

	Face
	Amount^	Value†
	(000)
CALIFORNIA — (Continued)
Imperial Beach Redevelopment Agency Successor Agency
4.000%, 06/01/38	260	$301,498
Lower Tule River Irrigation District (RB) Series A
5.000%, 08/01/26	300	356,367
Mountain House Public Financing Authority (RB) (BAM) Series A
4.000%, 12/01/29	165	198,095
Oakland Unified School District/Alameda County (GO)
5.000%, 08/01/27	380	453,740
Oakland Unified School District/Alameda County (GO) Series A
5.000%, 08/01/23	300	324,352
San Francisco City & County Airport Comm-San Francisco International Airport (RB) Series SER 2020B
4.000%, 05/01/40	210	244,333
Victor Valley Transit Authority (COP)
3.000%, 07/01/37	210	219,018
Washington Township Health Care District (RB) Series A
4.000%, 07/01/33	100	114,939

TOTAL CALIFORNIA		4,860,952

COLORADO — (1.6%)
Cherokee Metropolitan District (RB) (BAM)
4.000%, 08/01/34	150	182,235
Colorado Health Facilities Authority (RB) Series A
5.000%, 08/01/35	750	928,537
4.000%, 08/01/37	300	344,715
Denver Health & Hospital Authority (RB) Series A
5.000%, 12/01/33	350	436,659
E-470 Public Highway Authority (RB) Series A
5.000%, 09/01/34	200	256,047
5.000%, 09/01/36	300	382,432

	Face
	Amount^	Value†
	(000)
COLORADO — (Continued)
Flying Horse Metropolitan District No. 2 (GO) (AGM) Series A
4.000%, 12/01/40	430	$504,327
Fossil Ridge Metropolitan District No. 3 (GO) (BAM)
5.000%, 12/01/29	200	250,500
Regional Transportation District (COP)
5.000%, 06/01/29	300	340,341
Sand Creek Metropolitan District (GO) (AGM) Series A
4.000%, 12/01/24	250	274,985
South Suburban Park & Recreation District (COP)
5.000%, 12/15/31	200	249,461
Upper Eagle Regional Water Authority (RB) (AGM)
5.000%, 12/01/29	100	129,632

TOTAL COLORADO		4,279,871

CONNECTICUT — (1.5%)
City of Bridgeport (GO) Series A
5.000%, 06/01/32	300	379,769
City of New Haven (GO) Series A
5.000%, 08/01/29	595	745,807
Connecticut State (GO) Series A
4.000%, 04/15/38	500	583,641
Connecticut State (GO) Series B
5.000%, 06/15/26	390	451,249
Connecticut State Health & Educational Facilities Authority (RB) Series A
5.000%, 07/01/34	245	308,943
Connecticut State Special Tax Revenue (RB)
5.000%, 05/01/38	500	634,150
Connecticut State Special Tax Revenue (RB) Series A
5.000%, 05/01/35	500	652,217
Metropolitan District (GO) Series A
3.000%, 08/01/27	275	291,277

TOTAL CONNECTICUT		4,047,053

DFA SELECTIVE STATE MUNICIPAL BOND PORTFOLIO

CONTINUED

	Face
	Amount^	Value†
	(000)
DELAWARE — (0.0%)
Delaware Municipal Electric Corp. (RB)
5.000%, 07/01/29	100	$127,063

DISTRICT OF COLUMBIA — (0.4%)
Metropolitan Washington Airports Authority Dulles Toll Road Revenue (RB) Series A
5.000%, 10/01/32	250	310,151
Washington Convention & Sports Authority (RB) Series A
5.000%, 10/01/29	250	318,672
Washington Metropolitan Area Transit Authority (RB)
5.000%, 07/01/31	250	302,882

TOTAL DISTRICT OF COLUMBIA		931,705

FLORIDA — (11.4%)
Brevard County School District (COP)
5.000%, 07/01/27	275	307,562
Central Florida Expressway Authority (RB) (AGM)
4.000%, 07/01/34	250	304,029
Central Florida Expressway Authority (RB) Series A
4.000%, 07/01/37	250	278,287
Central Florida Expressway Authority (RB) Series D
5.000%, 07/01/32	150	197,300
City of Gainesville Utilities System Revenue (RB) Series A
5.000%, 10/01/25	1,500	1,754,973
City of Hollywood Water & Sewer Revenue (RB)
5.000%, 10/01/28	250	316,435
City of Lakeland FL Department of Electric Utilities, Revenue Bonds (RB)
5.000%, 10/01/24	900	1,019,751
5.000%, 10/01/25	1,285	1,503,972
City of Pompano Beach
5.000%, 07/01/26	1,355	1,623,810
City of Tallahassee Energy System Revenue (RB)
5.000%, 10/01/31	1,000	1,163,648

	Face
	Amount^	Value†
	(000)
FLORIDA — (Continued)
City of Tampa Sales Tax Revenue (RB)
5.000%, 10/01/26	1,000	$1,203,283
Country of Hillsborough Fl Wastewater Impact Fee (RB)
5.000%, 05/01/34	750	969,028
County of Seminole FL Water & Sewer Revenue (RB) Series A
5.000%, 10/01/27	535	627,302
Duval County Public Schools (COP) Series B
5.000%, 07/01/28	250	287,359
Florida Dev. Finance Corp. (RB)
5.000%, 11/15/29	100	128,716
Florida State (GO) Series A
5.000%, 07/01/24	1,200	1,347,876
Florida State (GO) Series C
5.000%, 06/01/25	1,355	1,457,267
Greater Orlando Aviation Authority (RB) Series B
5.000%, 10/01/36	445	530,046
Hillsborough County School Board (COP)
5.000%, 07/01/30	500	616,074
JEA Electric System Revenue (RB) Series THREE 2021A
5.000%, 10/01/33	1,000	1,320,103
Miami Beach Redev. Agency
5.000%, 02/01/29	325	356,880
Miami-Dade County Aviation Revenue (RB)
5.000%, 10/01/30	300	357,399
Miami-Dade County Educational Facilities Authority (RB) Series A
5.000%, 04/01/33	375	453,239
Miami-Dade County Expressway Authority (RB) Series A
5.000%, 07/01/33	300	353,463
Miami-Dade County Water & Sewer System Revenue (RB) Series B
5.000%, 10/01/28	1,310	1,615,184
North Broward Hospital District (RB) Series B
5.000%, 01/01/35	250	294,144
Pasco County (GO) Series A
5.000%, 10/01/24	570	646,020

DFA SELECTIVE STATE MUNICIPAL BOND PORTFOLIO

CONTINUED

	Face Amount^	Value†
	(000)
FLORIDA — (Continued)
5.000%, 10/01/25	570	$668,099
Pasco County School Board (COP) Series A
5.000%, 08/01/31	1,000	1,320,753
Polk County School District (COP) Series A
5.000%, 01/01/28	450	554,754
Reedy Creek Improvement District Utility Revenue (RB) Series 2018-1
5.000%, 10/01/29	400	499,615
5.000%, 10/01/37	400	488,091
Sarasota County Public Hospital District (RB)
5.000%, 07/01/26	350	415,181
School Board of Miami-Dade County (COP) Series A
5.000%, 05/01/31	450	514,523
School Board of Miami-Dade County (COP) Series D
5.000%, 02/01/29	830	967,852
5.000%, 11/01/30	335	377,113
School District of Broward County (COP) Series A
5.000%, 07/01/32	450	529,522
South Florida Water Management District (COP)
3.000%, 10/01/31	400	422,953
5.000%, 10/01/36	545	636,621
Town of Longboat Key (GO)
5.000%, 08/01/24	375	421,682
Volusia County School Board (COP)
5.000%, 08/01/28	250	280,244
Volusia County School Board (COP) Series A
5.000%, 08/01/30	500	653,261
West Palm Beach Community Redevelopment Agency
5.000%, 03/01/28	250	290,192

TOTAL FLORIDA		30,073,606

GEORGIA — (0.8%)
Board of Water Light & Sinking Fund Commissioners of The City of Dalton (RB)
5.000%, 03/01/29	250	299,471

	Face Amount^	Value†
	(000)
GEORGIA — (Continued)
Brookhaven Dev. Authority (RB)
5.000%, 07/01/34	250	$317,269
City of Atlanta Department of Aviation (RB) Series E
5.000%, 07/01/34	375	473,096
Dev. Authority for Fulton County (RB)
5.000%, 10/01/30	400	503,079
Development Authority of Cobb County (RB)
4.000%, 07/15/24	195	212,350
Municipal Electric Authority of Georgia (RB) Series
5.000%, 11/01/27	100	122,665
Private Colleges & Universities Authority (RB)
5.000%, 10/01/27	200	243,476

TOTAL GEORGIA		2,171,406

HAWAII — (0.7%)
Hawaii State Airports System Revenue (RB) Series D
5.000%, 07/01/29	315	399,986
4.000%, 07/01/39	700	808,421
University of Hawaii (RB) Series B
3.000%, 10/01/31	500	558,081

TOTAL HAWAII		1,766,488

IDAHO — (0.1%)
Idaho Health Facilities Auth. (RB)
5.000%, 03/01/37	200	244,846

ILLINOIS — (5.7%)
Chicago O’Hare International Airport (RB) Series A
5.000%, 01/01/31	250	317,505
Chicago O’Hare International Airport (RB) Series B
5.000%, 01/01/27	265	279,224
5.000%, 01/01/33	290	328,876
Chicago Transit Authority Capital Grant Receipts Revenue (RB)
5.000%, 06/01/28	300	373,045
5.000%, 06/01/29	1,025	1,298,695

DFA SELECTIVE STATE MUNICIPAL BOND PORTFOLIO

CONTINUED

	Face Amount^	Value†
	(000)
ILLINOIS — (Continued)
Cook County Community Consolidated School District No. 34 Glenview (GO)
5.000%, 12/01/25	1,000	$1,173,837
Cook County Sales Tax Revenue (RB) Series A
4.000%, 11/15/39	100	116,366
Cook County School District No. 88 Bellwood (GO) (BAM) Series A
4.000%, 12/01/22	375	389,343
Cook County Township High School District No. 227 Rich Township (GO)
3.000%, 12/01/24	400	428,444
DuPage & Cook Counties Township High School District No. 86 Hinsdale (GO)
5.000%, 01/15/25	500	571,326
Grundy & Will Counties Community Unit School District No. 1 Coal City (GO)
5.000%, 02/01/27	500	591,283
Illinois Finance Authority (RB)
¤ 5.000%, 08/01/27 (Pre-refunded @ $100, 8/01/24)	350	394,083
Illinois Finance Authority (RB) Series A
5.000%, 08/15/35	320	418,624
Illinois State (GO)
5.500%, 01/01/30	1,000	1,271,822
Illinois State Toll Highway Authority (RB) Series A
4.000%, 01/01/39	250	290,170
Joliet Park District (GO) (BAM)
4.000%, 02/01/22	150	151,322
Kane Cook & DuPage etc Counties Community College District No. 509 Elgin (GO) Series B
4.000%, 12/15/26	225	260,962
Knox & Warren Counties Community Unit School District No. 205 Galesburg (GO) (BAM) Series B
4.000%, 01/01/27	500	570,604

	Face Amount^	Value†
	(000)
ILLINOIS — (Continued)
Lake County Forest Preserve District (GO)
5.000%, 12/15/23	1,500	$1,649,283
Springfield Electric Revenue (RB)
5.000%, 03/01/28	140	159,660
5.000%, 03/01/29	350	398,529
University of Illinois (RB) Series A
5.000%, 04/01/30	1,000	1,285,560
Village of Glencoe (GO) Series A
3.000%, 12/15/24	915	985,105
Village of Schaumburg (GO) Series A
4.000%, 12/01/26	500	574,919
Will County Community Unit School District No. 201-U Crete-Monee (GO) (AGM) Series B
¤ 5.000%, 01/01/27 (Pre-refunded @ $100, 1/1/26)	25	29,551
5.000%, 01/01/27	510	599,494

TOTAL ILLINOIS		14,907,632

INDIANA — (1.0%)
Ball State University (RB) Series R
5.000%, 07/01/29	255	311,011
City of Hobart (GO) (ST INTERCEPT) Series B
3.000%, 01/01/26	300	311,863
Indiana Finance Authority (RB)
5.000%, 07/01/29	400	503,928
Indiana State University (RB) Series T
4.000%, 10/01/39	110	129,053
Indianapolis Local Public Improvement Bond Bank (RB) Series A
5.000%, 06/01/24	500	557,063
5.000%, 01/15/29	300	316,329
Muncie Sanitary District (RB) (AGM) Series A
5.000%, 07/01/27	350	422,968

TOTAL INDIANA		2,552,215

DFA SELECTIVE STATE MUNICIPAL BOND PORTFOLIO

CONTINUED

	Face Amount^	Value†
	(000)
IOWA — (1.4%)
City of Davenport (GO) Series B
5.000%, 06/01/22	1,320	$1,357,018
City of Sioux City (GO) Series C
5.000%, 06/01/25	1,350	1,560,352
Pottawattamie County (GO) Series A
3.000%, 06/01/22	750	762,068

TOTAL IOWA		3,679,438

KENTUCKY — (1.7%)
Campbell Kenton & Boone Counties Sanitation District No. 1 (RB)
2.000%, 08/01/30	300	306,794
City of Hazard (RB)
5.000%, 07/01/29	1,000	1,263,967
Kentucky Bond Dev. Corp. (RB)
5.000%, 09/01/24	250	280,944
Kentucky State Property & Building Commission (RB) Series A
5.000%, 11/01/29	500	624,443
Louisville/Jefferson County Metropolitan Government (RB) Series
5.000%, 10/01/26	1,000	1,196,870
University of Louisville (RB) (BAM) Series B
4.000%, 09/01/30	400	474,852
University of Louisville (RB) (ST INTERCEPT) Series C
4.000%, 09/01/26	350	395,271

TOTAL KENTUCKY		4,543,141

LOUISIANA — (0.7%)
City of New Orleans Sewerage Service Revenue (RB) Series B
5.000%, 06/01/28	100	123,812
City of New Orleans Water System Revenue (RB)
5.000%, 12/01/28	300	348,903
Lafourche Parish School Board (GO)
5.000%, 03/01/28	500	614,998
Louisiana Public Facilities Authority (RB)
5.000%, 05/15/31	250	319,939

	Face Amount^	Value†
	(000)
LOUISIANA — (Continued)
Tangipahoa Parish Hospital Service District No. 1 (RB)
5.000%, 02/01/29	400	$497,950

TOTAL LOUISIANA		1,905,602

MAINE — (0.1%)
City of Portland General Airport Revenue (RB)
5.000%, 01/01/27	210	243,487

MARYLAND — (0.7%)
Maryland Health & Higher Educational Facilities Auth. Series
4.000%, 01/01/35	1,000	1,164,527
Maryland Health & Higher Educational Facilities Authority (RB)
5.000%, 07/01/28	500	575,893

TOTAL MARYLAND		1,740,420

MASSACHUSETTS — (1.0%)
Commonwealth of Massachusetts (RB) (NATL)
5.500%, 01/01/28	250	313,933
Massachusetts Dev. Finance Agency (RB)
5.000%, 07/01/30	365	459,992
Massachusetts Dev. Finance Agency (RB) Series G
5.000%, 07/01/33	300	389,601
Massachusetts Development Finance Agency (RB)
5.000%, 01/01/24	230	253,136
5.000%, 10/01/29	100	128,421
Massachusetts Development Finance Agency (RB) Series
5.000%, 01/01/24	70	76,451
Massachusetts Development Finance Agency (RB) Series I
5.000%, 07/01/29	400	470,906
Massachusetts Transportation Trust Fund Metropolitan Highway System Revenue (RB) Series A
5.000%, 01/01/33	445	551,729

TOTAL MASSACHUSETTS		2,644,169

DFA SELECTIVE STATE MUNICIPAL BOND PORTFOLIO

CONTINUED

	Face Amount^	Value†
	(000)
MICHIGAN — (2.1%)
Central Michigan University (RB)
4.000%, 10/01/35	450	$538,193
4.000%, 10/01/36	470	560,481
City of Dearborn Heights (GO) (BAM)
3.000%, 05/01/27	855	943,510
City of Saginaw Water Supply System Revenue (RB) (AGM)
4.000%, 07/01/29	500	596,918
Eastern Michigan University (RB) (BAM) Series A
4.000%, 03/01/34	250	280,041
Farmington Public School District (GO) (BAM)
3.375%, 05/01/34	250	279,358
Ferris State University (RB)
5.000%, 10/01/27	400	475,197
Grand Traverse County Hospital Finance Authority (RB)
5.000%, 07/01/29	200	254,964
Karegnondi Water Authority (RB)
5.000%, 11/01/29	500	613,157
Michigan Finance Authority (RB)
4.000%, 11/15/35	200	223,729
Wayne County Airport Authority (RB) Series A
5.000%, 12/01/40	500	645,999

TOTAL MICHIGAN		5,411,547

MINNESOTA — (0.1%)
Plymouth Intermediate District No. 287 (COP) Series A
5.000%, 02/01/30	205	241,462

MISSISSIPPI — (0.4%)
City of Jackson (GO)
5.000%, 03/01/24	350	386,993
Mississippi Dev. Bank (RB)
5.000%, 04/01/28	245	285,322
Mississippi State (RB) Series A
5.000%, 10/15/23	250	271,724

TOTAL MISSISSIPPI		944,039

	Face Amount^	Value†
	(000)
MISSOURI — (1.6%)
City of Saint Charles (COP) Series B
3.000%, 02/01/37	440	$472,946
Jefferson City School District (COP)
4.000%, 04/01/24	200	216,450
Jefferson County Consolidated School District No. 6 (GO) (ST AID DIR DEP) Series A
3.000%, 03/01/34	140	152,402
Kansas City Industrial Dev. Authority (RB)
5.000%, 03/01/33	450	567,447
Missouri Dev. Finance Board (RB) Series A
5.000%, 06/01/26	250	267,150
Missouri Joint Municipal Electric Utility Commission (RB)
5.000%, 01/01/27	1,000	1,205,651
Missouri State Health & Educational Facilities Authority (RB)
5.000%, 11/15/29	350	443,099
Missouri State Health & Educational Facilities Authority (RB) Series A
5.000%, 06/01/28	355	395,224
4.000%, 07/01/34	500	605,565

TOTAL MISSOURI		4,325,934

NEBRASKA — (0.3%)
Public Power Generation Agency (RB)
5.000%, 01/01/28	240	270,902
5.000%, 01/01/29	400	451,434

TOTAL NEBRASKA		722,336

NEVADA — (3.5%)
City of North Las Vegas NV (GO) (BAM)
5.000%, 06/01/28	515	641,319
Clark County Department of Aviation (RB) Series B
5.000%, 07/01/32	375	475,112
5.000%, 07/01/40	500	621,870
Clark County NV (GO) Series B
5.000%, 11/01/27	1,000	1,238,438

DFA SELECTIVE STATE MUNICIPAL BOND PORTFOLIO

CONTINUED

	Face
	Amount^	Value†
	(000)
NEVADA — (Continued)
Clark County NV Passenger Facility Charge Revenue (RB)
5.000%, 07/01/32	240	$303,273
Clark County School District (GO) Series A
5.000%, 06/15/28	300	363,995
Clark County School District (GO) (AGM) Series A
4.000%, 06/15/40	395	461,795
Nevada State (GO) Series D
5.000%, 04/01/27	2,105	2,418,421
Nevada System of Higher Education (RB)
3.000%, 07/01/32	250	267,825
Washoe County NV (GO)
5.000%, 07/01/24	735	825,156
Washoe County School District (GO)
5.000%, 06/01/25	1,495	1,730,829

TOTAL NEVADA		9,348,033

NEW JERSEY — (2.2%)
City of Newark (GO) (BAN) Series B
1.750%, 02/22/22	225	226,055
City of Vineland (GO) (AGM)
3.000%, 10/01/28	500	547,910
County of Atlantic NJ (GO)
3.000%, 04/01/28	555	592,089
Gloucester County Improvement Auth. (RB) (BAM)
5.000%, 07/01/32	145	187,380
New Brunswick Parking Authority (RB) (BAM MUN GOVT GTD)
5.000%, 09/01/27	325	378,187
New Jersey Educational Facilities Authority (RB) (AGM) Series
5.000%, 07/01/28	100	123,672
New Jersey Educational Facilities Authority (RB) (AGM) Series A
5.000%, 07/01/33	300	359,791
New Jersey Health Care Facilities Financing Authority (RB)
5.000%, 10/01/23	300	326,413
4.000%, 06/01/30	800	916,863

	Face
	Amount^	Value†
	(000)
NEW JERSEY — (Continued)
New Jersey Turnpike Authority (RB) Series A
5.000%, 01/01/30	365	$406,878
New Jersey Turnpike Authority (RB) Series G
3.250%, 01/01/38	765	826,687
Passaic Valley Sewerage Commission (RB) (AGM) Series J
3.000%, 12/01/32	750	823,759

TOTAL NEW JERSEY		5,715,684

NEW YORK — (1.8%)
City of New York (GO) Series B-1
5.000%, 12/01/29	500	601,849
City of Syracuse (GO) Series A
4.000%, 05/15/29	950	1,074,018
City of Yonkers (GO) Series A
4.000%, 02/15/23	125	130,728
Metropolitan Transportation Authority (RB) Series C-1
5.000%, 11/15/30	1,000	1,196,481
Monroe County Industrial Dev. Corp. (RB)
5.000%, 07/01/27	150	180,451
5.000%, 12/01/28	250	312,177
New York City Industrial Dev. Agency (RB) (AGM)
3.000%, 01/01/33	500	542,048
New York State Thruway Authority (RB) Series K
5.000%, 01/01/32	400	452,277
Port Authority of New York & New Jersey (RB) Series
5.000%, 11/15/28	300	372,198

TOTAL NEW YORK		4,862,227

NORTH CAROLINA — (0.5%)
North Carolina Capital Facilities Finance Agency (RB)
4.000%, 05/01/34	350	409,844
North Carolina Municipal Power Agency No. 1 (RB) Series A
5.000%, 01/01/29	400	501,838

DFA SELECTIVE STATE MUNICIPAL BOND PORTFOLIO

CONTINUED

	Face
	Amount^	Value†
	(000)
NORTH CAROLINA — (Continued)
University of North Carolina at Greensboro (RB)
5.000%, 04/01/27	250	$277,793

TOTAL NORTH CAROLINA		1,189,475

NORTH DAKOTA — (0.1%)
City of Grand Forks (RB)
5.000%, 12/01/29	125	157,209

OHIO — (1.4%)
Akron OH Income Tax Revenue Akrgen (RB)
5.000%, 12/01/26	395	446,619
Allen County Hospital Facilities Revenue (RB) Series A
5.000%, 08/01/29	1,000	1,236,105
American Municipal Power, Inc. (RB)
5.000%, 02/15/29	545	679,499
City of Mansfield (GO) (BAM)
5.000%, 12/01/25	190	220,530
Montgomery County (RB)
5.000%, 08/01/28	240	301,205
4.000%, 08/01/40	500	583,006
Ohio Higher Educational Facility Commission (RB)
5.000%, 12/01/26	275	329,202

TOTAL OHIO		3,796,166

OKLAHOMA — (1.7%)
City of Oklahoma City (GO)
2.000%, 03/01/26	2,000	2,115,341
Grady County School Finance Authority (RB)
4.000%, 12/01/23	500	534,420
Oklahoma Dev. Finance Authority (RB)
4.000%, 06/01/29	770	869,812
Oklahoma Turnpike Authority (RB) Series A
5.000%, 01/01/28	500	623,488
University of Oklahoma (RB)
5.000%, 07/01/27	215	253,625

TOTAL OKLAHOMA		4,396,686

OREGON — (0.6%)
Deschutes County Hospital Facilities Authority (RB)
5.000%, 01/01/28	115	142,079

	Face
	Amount^	Value†
	(000)
OREGON — (Continued)
Metro (RB)
5.000%, 06/15/30	225	$273,348
Oregon Health & Science University (RB) Series B
5.000%, 07/01/33	350	413,733
Pacific Communities Health District (GO)
4.000%, 06/01/25	350	390,834
Salem Hospital Facility Authority (RB)
5.000%, 05/15/37	200	248,577

TOTAL OREGON		1,468,571

PENNSYLVANIA — (4.2%)
Allegheny County Hospital Development Authority (RB)
4.000%, 07/15/38	1,000	1,159,190
Butler Area Sewer Authority (RB) (BAM) Series A
2.000%, 07/01/29	300	308,347
Chester County School Authority (RB)
5.000%, 03/01/28	235	275,968
City of Philadelphia (GO) Series A
4.000%, 05/01/38	750	885,625
City of Philadelphia Airport Revenue (RB) Series A
4.000%, 07/01/39	850	981,654
City of Philadelphia Airport Revenue (RB) Series B
4.000%, 07/01/36	250	290,796
City of Philadelphia PA (GO) Series B
5.000%, 02/01/37	500	619,696
Commonwealth of Pennsylvania (GO) Series
5.000%, 03/15/28	350	402,289
4.000%, 02/01/30	270	303,052
Delaware River Port Authority (RB)
5.000%, 01/01/34	505	552,918
Derry Township Industrial & Commercial Dev. Authority (RB)
4.000%, 11/15/29	400	471,711
DuBois Hospital Authority (RB)
5.000%, 07/15/32	250	301,058

DFA SELECTIVE STATE MUNICIPAL BOND PORTFOLIO

CONTINUED

	Face Amount^	Value†
	(000)
PENNSYLVANIA — (Continued)
Lancaster Higher Education Authority (RB) (BAM)
5.000%, 10/01/28	500	$626,799
Montgomery County Higher Education and Health Authority (RB) Series
5.000%, 09/01/27	695	845,912
Pennsylvania Higher Educational Facilities Authority (RB) Series AT-1
5.000%, 06/15/30	150	177,677
Pennsylvania Turnpike Commission (RB) Series B
5.000%, 12/01/37	1,250	1,612,570
Philadelphia Gas Works Co. (RB) (AGM) Series A
5.000%, 08/01/28	250	310,627
Pittsburgh Water & Sewer Authority (RB) (AGM) Series B
5.000%, 09/01/28	245	307,682
Westmoreland County (GO) Series A
5.000%, 08/15/29	500	624,719

TOTAL PENNSYLVANIA		11,058,290

RHODE ISLAND — (0.0%)
City of Providence (GO) Series A
5.000%, 01/15/26	100	115,481

SOUTH CAROLINA — (0.8%)
College of Charleston (RB) Series A
3.000%, 04/01/32	750	830,626
Piedmont Municipal Power Agency (RB) Series A
5.000%, 01/01/27	375	425,196
Piedmont Municipal Power Agency (RB) Series D
4.000%, 01/01/33	500	589,700
South Carolina Public Service Authority (RB) Series A
5.000%, 12/01/31	335	382,344

TOTAL SOUTH CAROLINA		2,227,866

SOUTH DAKOTA — (0.4%)
Sioux Falls SD Sales Tax Revenue (RB) Series A
5.000%, 11/15/26	860	1,037,769

	Face Amount^	Value†
	(000)
SOUTH DAKOTA — (Continued)
South Dakota Health & Educational Facilities Authority (RB)
3.250%, 09/01/32	100	$108,100

TOTAL SOUTH DAKOTA		1,145,869

TENNESSEE — (3.2%)
City of Knoxville Electric System Revenue (RB) Series LL
5.000%, 07/01/24	965	1,083,642
5.000%, 07/01/25	970	1,128,322
City of Knoxville Gas System Revenue (RB) Series AA
5.000%, 03/01/26	2,000	2,373,033
Maury County (GO)
5.000%, 04/01/25	825	950,564
Sumner County (GO)
5.000%, 06/01/24	940	1,052,695
Tennessee State (GO) Series B
5.000%, 08/01/25	1,565	1,827,877

TOTAL TENNESSEE		8,416,133

TEXAS — (23.0%)
Alamo Community College District (GO)
5.000%, 08/15/27	950	1,171,342
Alief Independent School District (GO) (PSF-GTD)
5.000%, 02/15/26	1,485	1,757,454
Arlington Higher Education Finance Corp. (RB) (PSF-GTD) Series A
5.000%, 08/15/28	250	312,353
Bexar County (GO)
4.000%, 06/15/26	600	691,130
Bexar County (GO) Series B
¤ 5.000%, 06/15/25 (Pre-refunded @ $100, 6/15/23)	1,500	1,615,481
Brownsville Independent School District (GO) (PSF-GTD) Series A
3.000%, 08/15/24	1,140	1,222,690
Bryan Independent School District (GO) (PSF-GTD)
4.000%, 02/15/27	1,775	2,067,007

DFA SELECTIVE STATE MUNICIPAL BOND PORTFOLIO

CONTINUED

	Face Amount^	Value†
	(000)
TEXAS — (Continued)
Central Texas Regional Mobility Authority (RB) Series B
5.000%, 01/01/39	500	$628,338
4.000%, 01/01/40	755	870,140
Central Texas Turnpike System (RB) Series A
5.000%, 08/15/39	965	1,216,651
City of Austin (GO)
5.000%, 09/01/28	1,250	1,505,881
City of Austin (GO) Series A
5.000%, 09/01/24	1,200	1,356,868
City of Austin Airport System Revenue (RB) Series A
5.000%, 11/15/32	270	322,502
City of Austin Electric Utility Revenue (RB) Series A
5.000%, 11/15/25	2,000	2,349,675
City of Austin Water & Wastewater System Revenue (RB)
5.000%, 11/15/24	675	753,683
City of Celina (GO)
4.125%, 09/01/25	1,000	1,134,681
City of Corpus Christi (GO)
5.000%, 03/01/24	1,000	1,106,434
City of El Paso (GO) Series B
5.000%, 08/15/23	455	493,411
City of Fort Worth (GO)
4.000%, 03/01/28	2,500	2,954,865
4.000%, 03/01/29	1,000	1,137,426
City of Fort Worth (GO) Series A
5.000%, 03/01/24	500	553,588
City of Houston (GO) Series A
5.000%, 03/01/26	1,500	1,659,281
City of Hutto (GO) (BAM) Series A
3.000%, 08/01/27	515	573,709
City of League City (GO)
4.000%, 02/15/28	160	185,461
City of Lubbock (GO)
5.000%, 02/15/23	720	764,145
City of Mount Pleasant (GO) (AGM)
5.000%, 05/15/29	390	492,766
5.000%, 05/15/30	415	534,670
City of New Braunfels Utility System Revenue (RB)
5.000%, 07/01/25	1,145	1,326,450

	Face Amount^	Value†
	(000)
TEXAS — (Continued)
City of Odessa (GO)
5.000%, 03/01/29	150	$185,567
City of San Angelo (GO)
5.000%, 02/15/25	1,000	1,143,363
City of San Antonio TX Electric & Gas Systems Revenue (RB)
5.000%, 02/01/27	3,050	3,654,456
City of Waco (GO) Series A
4.000%, 02/01/25	2,000	2,227,850
Conroe Independent School District (GO) (PSF-GTD)
5.000%, 02/15/25	800	884,380
Conroe Independent School District (GO) (PSF-GTD) Series A
5.000%, 02/15/25	585	671,966
Dallas Fort Worth International Airport (RB)
4.000%, 11/01/39	465	539,144
Dallas Fort Worth International Airport (RB) Series F
5.125%, 11/01/25	80	87,571
Edinburg Consolidated Independent School District (GO)
5.000%, 02/15/25	235	268,856
Fort Bend County Municipal Management District No. 1 (GO) (BAM)
2.000%, 09/01/30	245	246,333
Fort Bend County Municipal Utility District No. 57 (GO) (AGM)
2.000%, 04/01/28	350	361,944
Fort Bend County Municipal Utility District No. 58 (GO) (BAM)
2.000%, 04/01/24	100	103,534
Grand Parkway Transportation Corp. (RB)
5.000%, 02/01/23	300	316,996
Greater Greenspoint Redevelopment Authority (AGM)
4.000%, 09/01/34	250	284,007
Harris County (GO) Series A
5.000%, 10/01/26	500	587,752

DFA SELECTIVE STATE MUNICIPAL BOND PORTFOLIO

CONTINUED

	Face Amount^	Value†
	(000)
TEXAS — (Continued)
Harris County Cultural Education Facilities Finance Corp. (RB)
5.000%, 12/01/22	220	$231,374
Harris County Cultural Education Facilities Finance Corp. (RB) Series
3.000%, 10/01/40	100	106,752
Harris County Cultural Education Facilities Finance Corp. (RB) Series A
5.000%, 05/15/31	500	618,373
Harris County Flood Control District (GO) Series A
5.000%, 10/01/27	300	370,621
Harris County Municipal Utility District No. 165 (GO) (AGM)
3.000%, 03/01/24	500	527,292
Houston Community College System (RB)
5.000%, 04/15/26	1,155	1,325,664
Hunt Memorial Hospital District Charitable Health (GO)
5.000%, 02/15/28	250	299,318
Katy Independent School District (GO) (PSF-GTD) Series D
5.000%, 02/15/25	1,000	1,148,306
Lower Colorado River Authority (RB)
5.000%, 05/15/24	320	357,137
5.000%, 05/15/38	400	502,694
Mesquite Independent School District (GO) (PSF-GTD) Series A
5.000%, 08/15/25	1,110	1,294,880
North Texas Tollway Authority (RB) Series A
5.000%, 01/01/27	1,200	1,317,145
Pharr San Juan Alamo Independent School District (GO) (PSF-GTD)
¤ 5.000%, 02/01/28	600	688,929
Point Aquarius Municipal Utility District (GO) (BAM)
3.000%, 03/01/26	100	107,191
Port Freeport (RB) Series B
5.000%, 06/01/29	350	439,719

	Face Amount^	Value†
	(000)
TEXAS — (Continued)
Southwest Independent School District (GO) (PSF-GTD)
5.000%, 02/01/25	800	$916,894
Stephen F Austin State University (RB)
5.000%, 10/15/29	230	272,315
Texas Municipal Power Agency (RB) (AGM)
3.000%, 09/01/32	200	214,014
Texas State (GO)
5.000%, 10/01/23	1,065	1,161,342
Texas State (GO) Series B-1
5.000%, 08/01/26	1,040	1,250,422
Texas Transportation Commission State Highway Fund (RB) Series A
5.000%, 04/01/23	1,500	1,601,340
Trinity River Authority Denton Creek Wastewater Treatment System Revenue (RB)
5.000%, 02/01/24	755	832,999
5.000%, 02/01/25	400	457,470
Upper Trinity Regional Water District (RB) (BAM)
4.000%, 08/01/27	250	292,752
Waco Educational Finance Corp. (RB)
5.000%, 03/01/35	675	856,398
5.000%, 03/01/36	250	322,044
Washington County Junior College District (RB) (AGM)
5.000%, 10/01/24	525	592,566

TOTAL TEXAS		60,427,752

UTAH — (3.0%)
Granite School District Board of Education (GO) (SCH BD GTY)
5.000%, 06/01/25	1,000	1,160,452
Jordan Valley Water Conservancy District (RB) Series A
5.000%, 10/01/28	350	443,277
Ogden City School District (GO) (SCH BD GTY)
5.000%, 06/15/26	1,000	1,195,798
Ogden City School District
5.000%, 06/15/26	1,500	1,793,520

DFA SELECTIVE STATE MUNICIPAL BOND PORTFOLIO

CONTINUED

	Face Amount^	Value†
	(000)
UTAH — (Continued)
Uintah County (GO)
4.000%, 12/15/28	750	$855,458
Utah State (GO)
5.000%, 07/01/25	1,575	1,835,196
Utah Transit Authority (RB) Series A
5.250%, 06/15/23	500	540,317

TOTAL UTAH		7,824,018

WASHINGTON — (10.5%)
Central Washington University (RB)
4.000%, 05/01/26	270	282,669
City of Everett Water & Sewer Revenue (RB)
5.000%, 12/01/27	1,640	1,990,438
City of Port Angeles Water & Wastewater Utility Revenue (RB)
5.000%, 11/01/25	1,255	1,475,905
5.000%, 11/01/26	750	908,229
City of Seattle (GO)
5.000%, 12/01/29	1,345	1,555,091
City of Seattle (GO) Series A
5.000%, 12/01/25	1,000	1,179,148
City of Seattle Drainage & Wastewater Revenue (RB)
4.000%, 04/01/33	600	678,403
City of Seattle Solid Waste Revenue (RB)
4.000%, 06/01/29	170	193,015
Energy Northwest (RB)
4.000%, 07/01/27	250	276,882
King County (GO) Series A
5.000%, 12/01/26	1,575	1,915,943
King County (GO) Series C
¤ 5.000%, 01/01/32 (Pre-refunded @ $100, 7/1/22)	1,295	1,336,410
King County School District No. 210 Federal Way (GO) (SCH BD GTY)
5.000%, 12/01/25	1,000	1,178,705
King County School District No. 405 Bellevue (GO) (SCH BD GTY)
5.000%, 12/01/23	3,775	4,145,807
Klickitat County Public Utility District No. 1 (RB) (AGM) Series A
5.000%, 12/01/28	275	346,147

	Face Amount^	Value†
	(000)
WASHINGTON — (Continued)
Pierce County (GO)
4.000%, 08/01/24	1,360	$1,492,595
Pierce County School District No. 10 Tacoma (GO) (SCH BD GTY) Series B
5.000%, 12/01/26	500	606,562
Pierce County Sewer Revenue (RB) Series A
4.000%, 08/01/28	350	417,289
Port of Everett (RB)
4.000%, 12/01/28	215	241,441
Snohomish County School District No 201 Snohomish (GO) (SCH BD GTY)
5.000%, 12/01/27	2,000	2,348,557
Washington Health Care Facilities Auth. (RB)
4.000%, 07/01/37	200	227,310
Washington State (GO) Series A
5.000%, 08/01/26	665	719,102
Washington State (GO) Series A-1
5.000%, 08/01/26	1,000	1,163,510
5.000%, 08/01/31	1,000	1,160,276
Washington State (GO) Series E
5.000%, 02/01/27	570	628,074
Washington State (GO) Series R-2018C
5.000%, 08/01/27	1,005	1,238,029

TOTAL WASHINGTON		27,705,537

WISCONSIN — (5.0%)
City of Kaukauna Electric System Revenue (RB) (AGM)
4.000%, 12/15/30	800	968,767
City of Milwaukee (GO) Series
4.000%, 04/01/28	300	338,852
City of Milwaukee (GO) Series B3
3.000%, 03/01/30	610	648,390
City of Milwaukee Sewerage System Revenue (RB) Series S2
5.000%, 06/01/27	200	245,142
City of Milwaukee WI (GO) Series
5.000%, 04/01/26	300	355,274

DFA SELECTIVE STATE MUNICIPAL BOND PORTFOLIO

CONTINUED

	Face
	Amount^	Value†
	(000)
WISCONSIN — (Continued)
City of Milwaukee WI Sewerage System Revenue (RB) Series S7
5.000%, 06/01/24	475	$530,902
City of Waukesha (GO) Series C
5.000%, 10/01/26	260	312,854
Mequon & Thiensville School District (GO)
2.000%, 03/01/25	1,345	1,409,062
River Falls School District (GO) Series A
3.000%, 04/01/25	1,520	1,647,489
Wisconsin Health & Educational Facilities Authority (RB)
5.000%, 04/04/32	445	553,664
5.000%, 07/01/34	220	262,188
Wisconsin State (GO) (ETM) Series 1
5.000%, 05/01/22	1,500	1,536,138

	Face
	Amount^	Value†
	(000)
WISCONSIN — (Continued)
Wisconsin State (GO) Series 1
5.000%, 11/01/24	1,000	$1,136,253
5.000%, 05/01/30	2,050	2,398,875
WPPI Energy (RB) Series A
5.000%, 07/01/36	600	709,328

TOTAL WISCONSIN		13,053,178

WYOMING — (0.4%)
University of Wyoming (RB)
5.000%, 06/01/23	1,000	1,074,316

TOTAL MUNICIPAL BONDS Cost ($ 264,218,568)		263,180,507

TOTAL INVESTMENTS — (100.0%) (Cost $ 264,218,568)		$263,180,507

Summary of the Portfolio’s investments as of October 31, 2021, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Municipal Bonds	—	$263,180,507	—	$263,180,507

TOTAL	—	$263,180,507	—	$263,180,507

See accompanying Notes to Financial Statements.

DFA CALIFORNIA SHORT-TERM MUNICIPAL BOND PORTFOLIO

SCHEDULE OF INVESTMENTS

October 31, 2021

	Face
	Amount^	Value†
	(000)
MUNICIPAL BONDS — (100.0%)
CALIFORNIA — (100.0%)
Apple Valley Unified School District
5.000%, 08/01/26	780	$841,745
Baldwin Park Unified School District (GO)
2.000%, 08/01/22	390	395,293
Bay Area Toll Authority (RB) Series F-1
5.000%, 04/01/22	1,000	1,020,120
¤ 5.000%, 04/01/23 (Pre-refunded @ $100, 4/1/22)	1,005	1,025,178
¤ 5.000%, 04/01/26 (Pre-refunded @ $100, 4/1/22)	11,660	11,894,107
¤ 5.000%, 04/01/54 (Pre-refunded @ $100, 10/01/24)	1,000	1,113,483
Bay Area Toll Authority (RB) Series S-4
¤ 5.000%, 04/01/43 (Pre-refunded @ $100, 4/1/23)	3,360	3,587,993
¤ 5.250%, 04/01/53 (Pre-refunded @ $100, 4/1/23)	650	696,390
Berkeley Unified School District (GO) Series B
5.000%, 08/01/22	3,000	3,108,579
Berkeley Unified School District (GO) Series D
5.000%, 08/01/23	295	319,596
California Community College Financing Authority (RN) Series B
2.000%, 01/31/22	5,000	5,023,524
California Municipal Finance Authority (RB)
¤ 6.000%, 01/01/42 (Pre-refunded @ $100, 01/01/22)	1,750	1,766,680
California State (GO)
5.000%, 11/01/21	5,500	5,500,000
5.000%, 12/01/21	2,000	2,007,824
5.000%, 03/01/22	10,290	10,454,804
5.000%, 08/01/22	785	813,291
5.250%, 09/01/22	11,420	11,900,774

	Face
	Amount^	Value†
	(000)
CALIFORNIA — (Continued)
5.000%, 10/01/22	20,000	$20,880,397
5.250%, 10/01/22	500	523,151
2.000%, 11/01/22	2,250	2,290,750
5.000%, 04/01/23	5,525	5,895,821
4.000%, 10/01/23	2,500	2,677,461
5.000%, 10/01/23	5,405	5,891,767
5.000%, 11/01/23	1,000	1,093,840
5.000%, 04/01/24	3,220	3,582,520
5.000%, 08/01/24	1,000	1,127,126
California State Department of Water Resources (RB)
5.000%, 12/01/21	1,100	1,104,339
California State Department of Water Resources (RB) Series AP
¤ 4.000%, 12/01/31 (Pre-refunded @ $100, 6/1/23)	2,515	2,665,568
California State Department of Water Resources (RB) Series AS
5.000%, 12/01/22	3,355	3,529,580
California State Department of Water Resources (RB) Series BA
5.000%, 12/01/21	4,005	4,020,799
California State Department of Water Resources (RB) (ETM) Series AS
5.000%, 12/01/22	35	36,791
California State Department of Water Resources Power Supply Revenue (RB) Series O
5.000%, 05/01/22	13,530	13,857,338
California State Public Works Board (RB) Series
5.000%, 11/01/22	2,475	2,593,513
California State Public Works Board (RB) Series B
5.000%, 05/01/22	2,045	2,094,070
5.000%, 05/01/23	695	744,217
California State University (RB) Series A
5.000%, 11/01/21	4,825	4,825,000
5.000%, 11/01/22	3,800	3,983,136
5.000%, 11/01/23	4,320	4,728,122

DFA CALIFORNIA SHORT-TERM MUNICIPAL BOND PORTFOLIO

CONTINUED

	Face
	Amount^	Value†
	(000)
CALIFORNIA — (Continued)
¤ 5.000%, 11/01/27 (Pre-refunded @ $100, 11/1/22)	1,025	$1,074,293
Calleguas Municipal Water District (RB) Series A
¤ 5.000%, 07/01/29	1,295	1,456,795
Carlsbad Unified School District (GO) Series B
2.000%, 08/01/23	750	772,916
Central Contra Costa Sanitary District (COP)
5.000%, 03/01/22	8,645	8,784,043
5.000%, 09/01/22	8,865	9,220,586
5.000%, 09/01/23	5,125	5,567,100
Chabot-Las Positas Community College District (GO)
4.000%, 08/01/22	3,050	3,137,388
City & County of San Francisco (GO)
5.000%, 06/15/24	1,245	1,398,103
City & County of San Francisco (GO) Series B
2.000%, 06/15/22	1,500	1,517,114
2.000%, 06/15/23	1,000	1,028,805
City & County of San Francisco (GO) Series R1
5.000%, 06/15/22	2,000	2,059,950
5.000%, 06/15/23	1,250	1,346,594
City of Berkeley (RN)
1.000%, 07/25/22	22,500	22,645,415
City of Los Angeles (RN)
4.000%, 06/23/22	33,000	33,822,957
City of Pasadena Electric Revenue (RB) Series A
5.000%, 06/01/22	385	395,820
City of Pasadena Water Revenue (RB) Series A
5.000%, 06/01/22	930	956,137
City of San Francisco Public Utilities Commission Water Revenue (RB)
4.000%, 11/01/22	3,000	3,114,394
5.000%, 11/01/22	1,345	1,409,682
5.000%, 11/01/23	1,835	2,007,197
City of San Francisco Public Utilities Commission Water Revenue (RB) Series A
¤ 5.000%, 11/01/32 (Pre-refunded @ $100, 5/1/22)	500	512,048

	Face
	Amount^	Value†
	(000)
CALIFORNIA — (Continued)
¤ 5.000%, 11/01/37 (Pre-refunded @ $100, 5/1/22)	1,000	$1,024,097
City of San Francisco Public Utilities Commission Water Revenue (RB) SubSeries A
¤ 5.000%, 11/01/22 (Pre-refunded @ $100, 11/1/21)	850	850,000
¤ 5.000%, 11/01/27 (Pre-refunded @ $100, 11/1/21)	5,690	5,690,000
Contra Costa Community College District (GO)
4.000%, 08/01/22	1,000	1,028,499
¤ 5.000%, 08/01/24 (Pre-refunded @ $100, 8/1/22)	600	621,670
¤ 5.000%, 08/01/38	3,600	3,900,153
Contra Costa Water District (RB) Series W
5.000%, 10/01/22	590	615,972
5.000%, 10/01/23	1,515	1,652,050
Desert Community College District (GO)
4.000%, 08/01/22	800	822,983
Dublin Unified School District (GO) Series A-2
5.000%, 08/01/22	3,840	3,978,981
5.000%, 08/01/23	3,000	3,249,025
5.000%, 08/01/24	510	575,284
Eastern Municipal Water District (RB) Series A
3.000%, 07/01/24	1,545	1,655,666
El Camino Community College District Foundation (GO) Series D
3.000%, 08/01/22	160	163,390
El Monte Union High School District (GO)
2.000%, 06/01/22	1,080	1,091,496
Evergreen School District (GO)
2.000%, 08/01/22	2,800	2,838,637
2.000%, 08/01/23	3,000	3,090,598
Foothill-De Anza Community College District (GO)
¤ 5.000%, 08/01/26	1,125	1,269,672

DFA CALIFORNIA SHORT-TERM MUNICIPAL BOND PORTFOLIO

CONTINUED

	Face
	Amount^	Value†
	(000)
CALIFORNIA — (Continued)
Fremont Union High School District (GO)
¤ 4.000%, 08/01/43 (Pre-refunded @ $100, 8/1/23)	10,500	$11,192,439
Fremont Union High School District (GO) Series A
2.000%, 08/01/22	1,000	1,013,799
2.000%, 08/01/23	730	752,565
Fresno Unified School District (GO) Series A
4.000%, 08/01/22	3,435	3,533,419
Fresno Unified School District (GO) Series D
2.000%, 08/01/22	1,125	1,140,184
2.000%, 08/01/23	1,600	1,648,319
Fresno Unified School District (GO) (AGM) Series A
¤ 5.000%, 08/01/25 (Pre-refunded @ $100, 8/1/22)	1,000	1,036,116
Gilroy School Facilities Financing Authority (RB) Series A
¤ 5.000%, 08/01/46 (Pre-refunded @ $100, 8/1/23)	3,000	3,250,127
Gilroy Unified School District (GO) (AGM)
4.000%, 08/01/23	1,900	2,025,299
Glendale Community College District (GO) Series B
4.000%, 08/01/22	1,075	1,105,883
4.000%, 08/01/23	500	532,973
Golden State Tobacco Securitization Corp. (RB) (ST APPROP) (ETM) Series A
5.000%, 06/01/22	3,000	3,084,312
Grossmont Union High School District (GO) Series J2
4.000%, 08/01/23	1,000	1,065,947
Grossmont-Cuyamaca Community College District (GO)
5.000%, 08/01/23	1,615	1,749,355
Hartnell Community College District (GO) Series B
4.000%, 08/01/22	1,015	1,044,159

	Face
	Amount^	Value†
	(000)
CALIFORNIA — (Continued)
Huntington Beach City School District (GO) Series C
4.000%, 08/01/22	180	$185,171
Inglewood Unified School District (GO) (AGM) Series A
4.000%, 08/01/22	1,100	1,129,240
4.000%, 08/01/23	1,125	1,194,947
Kern Community College District (GO) Series C
4.000%, 08/01/22	575	591,343
Kern High School District (GO) (AGM) Series C
2.000%, 08/01/22	5,295	5,368,066
Las Lomitas Elementary School District (GO) Series B
2.000%, 07/01/22	845	855,380
2.000%, 07/01/23	1,315	1,354,293
Local Public Schools Funding Authority School Improvement District No. 2016-1 (GO) (BAM) Series A
5.000%, 08/01/22	1,500	1,553,596
Lodi Unified School District (GO)
3.000%, 08/01/23	750	786,118
Long Beach Community College District (GO) Series D
4.000%, 08/01/23	1,825	1,944,689
4.000%, 08/01/24	1,250	1,375,485
Long Beach Unified School District (GO) Series B
5.000%, 08/01/22	11,555	11,971,429
Los Altos Elementary School District (RN)
4.000%, 07/15/22	3,000	3,081,456
Los Angeles Community College District (GO) Series A
5.000%, 08/01/23	2,615	2,832,547
¤ 5.000%, 08/01/28 (Pre-refunded @ $100, 8/1/24)	1,000	1,126,539
Los Angeles Community College District (GO) Series G
5.000%, 08/01/23	3,350	3,628,693

DFA CALIFORNIA SHORT-TERM MUNICIPAL BOND PORTFOLIO

CONTINUED

	Face
	Amount^	Value†
	(000)
CALIFORNIA — (Continued)
Los Angeles Community College District (GO) Series J
3.000%, 08/01/22	2,980	$3,043,139
Los Angeles County (RN)
4.000%, 06/30/22	9,940	10,195,311
Los Angeles County Metropolitan Transportation Authority (RB) Series A
5.000%, 07/01/22	1,765	1,821,681
5.000%, 07/01/23	18,000	19,428,093
Los Angeles County Metropolitan Transportation Authority (RB) Series B
5.000%, 07/01/22	1,500	1,548,171
5.000%, 07/01/23	1,070	1,154,892
Los Angeles County Metropolitan Transportation Authority (RB) Series C
5.000%, 07/01/23	1,500	1,619,008
Los Angeles County Public Works Financing Authority (RB) Series F
5.000%, 12/01/23	300	329,600
5.000%, 12/01/24	230	262,786
Los Angeles County Schools (RN)
2.000%, 12/30/21	1,765	1,770,413
Los Angeles County Schools (RN) Series B-3
2.000%, 12/30/21	1,485	1,489,554
Los Angeles Department of Water (RB) Series A
5.000%, 07/01/22	675	696,677
Los Angeles Department of Water & Power (RB) Series B
3.000%, 07/01/22	25,000	25,471,225
Los Angeles Department of Water & Power Power System Revenue (RB) Series A
5.000%, 07/01/22	1,385	1,429,477
5.000%, 07/01/23	2,360	2,547,239
Los Angeles Unified School District (GO) Series A
5.000%, 07/01/23	20,000	21,576,292
5.000%, 07/01/24	665	746,759
Los Angeles Unified School District (GO) Series B
5.000%, 07/01/22	1,350	1,393,077

	Face
	Amount^	Value†
	(000)
CALIFORNIA — (Continued)
Los Angeles Unified School District (GO) Series C
5.000%, 07/01/22	5,560	$5,737,413
Mammoth Unified School District (GO) Series B
4.000%, 08/01/22	1,000	1,028,575
Manhattan Beach Unified School District (GO) Series B
3.000%, 09/01/22	1,400	1,433,045
3.000%, 09/01/23	1,100	1,155,368
Menifee Union School District (GO) Series C
3.000%, 08/01/22	200	204,222
4.000%, 08/01/23	475	505,721
Merced Community College District (GO)
5.000%, 08/01/24	50	56,298
Metropolitan Water District of Southern California (RB)
5.000%, 01/01/22	700	705,602
Metropolitan Water District of Southern California (RB) Series C
5.000%, 07/01/22	475	490,319
Metropolitan Water District of Southern California (GO) Series A
5.000%, 03/01/22	1,105	1,122,810
Midpeninsula Regional Open Space District (GO) Series A
5.000%, 09/01/23	1,385	1,505,276
Miracosta Community College District (GO) Series B
4.000%, 08/01/22	3,270	3,363,691
4.000%, 08/01/23	2,000	2,131,893
Morgan Hill Redevelopment Agency Successor Agency Series A
¤ 5.000%, 09/01/33 (Pre-refunded @ $100, 9/1/23)	1,750	1,903,256
Mount San Antonio Community College District (GO) Series C
4.000%, 08/01/23	3,350	3,569,703
Napa Valley Unified School District (RN)
2.000%, 06/30/22	17,000	17,212,247

DFA CALIFORNIA SHORT-TERM MUNICIPAL BOND PORTFOLIO

CONTINUED

	Face
	Amount^	Value†
	(000)
CALIFORNIA — (Continued)
Nevada Irrigation District Joint Powers Authority (RB) Series A
5.000%, 03/01/22	235	$238,780
North Orange County Community College District (GO) Series B
4.000%, 08/01/22	1,350	1,388,783
Norwalk-La Mirada Unified School District (GO) Series D
4.000%, 08/01/22	1,000	1,028,728
Ocean View School District/Orange County (GO) Series B
6.000%, 08/01/22	1,400	1,461,121
Oceanside Public Financing Authority (RB) Series A
¤ 5.250%, 05/01/33 (Pre-refunded @ $100, 5/1/23)	1,500	1,612,059
Ohlone Community College District (GO)
¤ 5.000%, 08/01/26 (Pre-refunded @ $100, 8/1/22)	1,720	1,782,120
Orange County Sanitation District (RB) Series A
5.000%, 02/01/22	4,045	4,093,598
5.000%, 02/01/23	10,000	10,598,933
5.000%, 02/01/24	5,295	5,858,426
5.000%, 02/01/33	1,600	1,886,946
Oxnard Union High School District (GO) Series B
4.000%, 08/01/22	600	617,237
Palm Springs Unified School District (GO) Series A
2.000%, 08/01/22	5,000	5,067,861
Palomar Community College District (GO)
5.000%, 05/01/23	715	766,081
Pasadena Unified School District (GO) Series A
2.000%, 08/01/22	4,790	4,856,097
3.000%, 08/01/23	3,000	3,146,092
Pasadena Unified School District (GO) Series B
1.000%, 08/01/22	250	251,584
2.000%, 08/01/23	13,160	13,564,442
Peralta Community College District (GO) Series A
4.000%, 08/01/23	2,140	2,276,463

	Face
	Amount^	Value†
	(000)
CALIFORNIA — (Continued)
Peralta Community College District (GO) Series B
5.000%, 08/01/22	1,845	$1,911,492
Portola Valley School District (GO) Series B
3.000%, 08/01/22	1,205	1,230,623
Rancho Santiago Community College District (GO)
4.000%, 09/01/22	1,075	1,109,293
Riverside County (RN)
2.000%, 06/30/22	15,750	15,941,356
Sacramento Municipal Utility District (RB) Series I
5.000%, 08/15/22	690	716,431
San Diego Association of Governments (RB)
5.000%, 11/15/25	4,500	5,117,117
San Diego Community College District (GO)
5.000%, 08/01/23	405	438,618
¤ 5.000%, 08/01/32	3,095	3,353,048
¤ 5.000%, 08/01/43 (Pre-refunded @ $100, 08/01/23)	8,500	9,208,694
San Diego County Regional Transportation Commission (RB) Series A
¤ 5.000%, 04/01/36 (Pre-refunded @ $100, 4/1/22)	1,000	1,020,078
¤ 5.000%, 04/01/44 (Pre-refunded @ $100, 4/1/24)	1,000	1,113,483
San Diego County Water Authority (RB)
5.000%, 05/01/22	1,270	1,300,668
5.000%, 05/01/24	1,000	1,117,311
San Diego County Water Authority (RB) Series A
5.000%, 05/01/23	3,800	4,072,669
San Diego Public Facilities Financing Authority Sewer Revenue (RB)
5.000%, 05/15/22	10,520	10,792,599
San Diego Unified School District (RN) Series A
4.000%, 06/30/22	10,330	10,594,626
San Diego Unified School District (GO) Series D-2
5.000%, 07/01/22	2,400	2,476,909

DFA CALIFORNIA SHORT-TERM MUNICIPAL BOND PORTFOLIO

CONTINUED

	Face
	Amount^	Value†
	(000)
CALIFORNIA — (Continued)
San Diego Unified School District (GO) Series N-2
5.000%, 07/01/23	7,200	$7,768,722
San Diego Unified School District (GO) Series R-3
5.000%, 07/01/23	2,000	2,157,978
San Francisco Bay Area Rapid Transit District (GO) Series C-1
5.000%, 08/01/24	955	1,076,686
San Francisco Bay Area Rapid Transit District Sales Tax Revenue (RB) Series A
¤ 5.000%, 07/01/27 (Pre-refunded @ $100, 7/1/22)	1,000	1,031,950
San Francisco Community College District (GO) Series A
5.000%, 06/15/22	510	525,255
5.000%, 06/15/23	4,345	4,674,125
San Francisco Municipal Transportation Agency (RB)
¤ 5.000%, 03/01/28 (Pre-refunded @ $100, 3/1/23)	1,100	1,170,339
San Francisco Municipal Transportation Agency (RB) Series B
¤ 5.000%, 03/01/42	3,275	3,327,563
San Francisco Unified School District (GO)
4.000%, 06/15/22	1,000	1,023,723
4.000%, 06/15/23	2,885	3,060,842
4.000%, 06/15/24	500	547,208
San Francisco Unified School District (GO) Series B
4.000%, 06/15/22	6,000	6,142,340
San Francisco Unified School District (GO) Series F&C
2.000%, 06/15/22	1,750	1,769,857
San Jose Evergreen Community College District (GO) Series B
4.000%, 09/01/22	1,800	1,857,421
San Jose Unified School District (GO)
¤ 5.000%, 08/01/28	1,040	1,126,711

	Face
	Amount^	Value†
	(000)
CALIFORNIA — (Continued)
¤ 5.000%, 08/01/29 (Pre-refunded @ $100, 8/1/23)	1,685	$1,825,488
San Juan Unified School District (GO)
3.000%, 08/01/22	8,060	8,228,933
San Leandro Unified School District (GO) (BAM) Series A
4.000%, 08/01/22	550	565,422
San Lorenzo Unified School District (GO)
4.000%, 08/01/22	500	514,173
4.000%, 08/01/23	700	745,654
San Luis Obispo County Community College District (GO) Series C
4.000%, 08/01/23	1,070	1,140,563
San Mateo Union High School District (GO) Series A
4.000%, 09/01/22	1,660	1,712,813
San Ramon Valley Unified School District (GO)
¤ 5.000%, 08/01/24 (Pre-refunded @ $100, 8/1/22)	1,060	1,098,283
Santa Clara County Financing Authority (RB) Series A
5.000%, 05/01/22	700	716,832
5.000%, 05/01/23	2,130	2,282,171
Santa Clara Unified School District (GO)
5.000%, 07/01/23	1,250	1,348,518
Santa County Cruz (RN)
2.000%, 07/05/22	20,000	20,253,552
Santa Cruz City Elementary School District (GO) Series C
3.000%, 08/01/23	710	744,338
3.000%, 08/01/24	1,100	1,180,519
Santa Monica-Malibu Unified School District (GO)
4.000%, 08/01/22	4,335	4,458,542
4.000%, 08/01/23	8,055	8,584,735
Santa Monica-Malibu Unified School District (GO) Series B
4.000%, 08/01/22	2,560	2,633,349
4.000%, 08/01/23	3,000	3,197,294

DFA CALIFORNIA SHORT-TERM MUNICIPAL BOND PORTFOLIO

CONTINUED

	Face
	Amount^	Value†
	(000)
CALIFORNIA — (Continued)
Santa Monica-Malibu Unified School District (GO) Series D
¤ 5.000%, 08/01/43 (Pre-refunded @ $100, 8/1/23)	835	$904,619
Sierra Joint Community College District (GO) Series B
3.000%, 08/01/22	2,500	2,553,159
Simi Valley Unified School District (GO) Series C
4.000%, 08/01/22	600	617,237
Southern California Public Power Authority (RB)
5.000%, 07/01/23	250	269,573
Southern California Public Power Authority (RB) Series A
5.000%, 07/01/22	430	443,780
Southwestern Community College District (GO) Series B-2
3.000%, 08/01/22	5,010	5,115,769
Southwestern Community College District (GO) Series E-2
3.000%, 08/01/22	750	765,834
3.000%, 08/01/23	820	859,489
State Center Community College District (GO)
¤ 5.000%, 08/01/24 (Pre-refunded @ $100, 8/1/22)	1,000	1,036,116
State of California (GO)
5.000%, 09/01/22	14,050	14,612,359
5.000%, 10/01/22	14,500	15,138,287
5.000%, 11/01/22	1,300	1,362,384
5.000%, 11/01/23	7,000	7,656,882
4.000%, 03/01/24	3,350	3,637,103
5.000%, 03/01/24	3,000	3,326,719
Stockton Public Financing Authority (RB) Series A
¤ 6.250%, 10/01/40 (Pre-refunded @ $100, 10/01/23)	6,200	6,911,519
Stockton Unified School District (GO) (AGM) Series B
4.000%, 08/01/23	1,000	1,064,213
4.000%, 08/01/24	600	659,748

	Face
	Amount^	Value†
	(000)
CALIFORNIA — (Continued)
Temecula Valley Unified School District (GO) Series D
4.000%, 08/01/22	1,400	$1,440,113
4.000%, 08/01/23	280	298,516
University of California (RB) Series AF
¤ 5.000%, 05/15/33 (Pre-refunded @ $ 100, 5/15/23	3,645	3,907,471
University of California (RB) Series BE
5.000%, 05/15/22	2,125	2,180,181
5.000%, 05/15/23	2,800	3,005,539
University of California (RB) Series G
¤ 5.000%, 05/15/37 (Pre-refunded @ $100, 5/15/22)	17,770	18,228,640
Upper Santa Clara Valley Joint Powers Authority (RB) Series A
5.000%, 08/01/22	905	937,755
Val Verde Unified School District (GO) (BAM) Series A
¤ 5.000%, 08/01/38 (Pre-refunded @ $100, 8/1/23)	140	151,709
Vallejo City Unified School District (GO) (BAM)
5.000%, 08/01/22	6,040	6,257,675
5.000%, 08/01/23	2,170	2,344,157
Visalia Unified School District (GO)
5.000%, 08/01/22	3,275	3,393,027
Vista Unified School District (GO)
¤ 5.000%, 08/01/24	1,000	1,036,116
Walnut Valley Unified School District (GO) Series B
4.000%, 08/01/22	3,250	3,343,367
4.000%, 08/01/23	2,200	2,341,885
West Basin Municipal Water District (RB) Series A
5.000%, 08/01/22	3,510	3,636,767
West Contra Costa Unified School District (GO) Series A
5.000%, 08/01/22	3,000	3,108,579

DFA CALIFORNIA SHORT-TERM MUNICIPAL BOND PORTFOLIO

CONTINUED

	Face
	Amount^	Value†
	(000)
CALIFORNIA — (Continued)
West Contra Costa Unified School District (GO) Series A-1
5.000%, 08/01/23	5,915	$6,404,908
Western Placer Unified School District (RN)
5.000%, 06/30/22	4,300	4,438,677

TOTAL MUNICIPAL BONDS Cost ($ 860,431,054)		861,655,055

TOTAL INVESTMENTS — (100.0%) (Cost $ 860,431,054)		$861,655,055

Summary of the Portfolio’s investments as of October 31, 2021, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Municipal Bonds	—	$861,655,055	—	$861,655,055

TOTAL.	—	$861,655,055	—	$861,655,055

See accompanying Notes to Financial Statements.

DFA CALIFORNIA INTERMEDIATE-TERM MUNICIPAL BOND PORTFOLIO

SCHEDULE OF INVESTMENTS

October 31, 2021

	Face
	Amount^	Value†
	(000)
MUNICIPAL BONDS — (100.0%)
CALIFORNIA — (100.0%) Anaheim Union High School District (GO)
5.000%, 08/01/23	1,905	$2,062,781
Antelope Valley Community College District (GO) Series A
5.000%, 08/01/24	850	957,558
Antelope Valley Union High School District (GO)
5.000%, 08/01/22	1,650	1,709,464
Arcadia Unified School District (GO)
3.000%, 08/01/26	1,035	1,151,429
Bay Area Toll Authority (RB) Series
¤ 5.000%, 10/01/54 (Pre-refunded @ $100, 10/01/24)	10,700	12,143,091
Bay Area Toll Authority (RB) Series F-1
¤ 5.000%, 04/01/54 (Pre-refunded @ $100, 10/01/24)	1,475	1,642,387
Bay Area Toll Authority (RB) Series S-4
¤ 5.000%, 04/01/30 (Pre-refunded @ $100, 04/01/23)	10,500	11,212,479
Berkeley Unified School District (GO) Series D
5.000%, 08/01/23	600	650,025
Berkeley Unified School District (GO) Series E
5.000%, 08/01/27	455	563,960
5.000%, 08/01/28	2,540	3,221,805
Beverly Hills Unified School District (GO)
2.000%, 08/01/22	2,805	2,843,282
Burbank Unified School District (GO)
5.000%, 08/01/24	300	337,170
California Health Facilities Financing Authority (RB) Series A
5.000%, 11/15/25	4,725	5,546,975
¤ 5.000%, 11/15/41 (Pre-refunded @ $100, 11/15/25)	6,025	7,125,130

	Face
	Amount^	Value†
	(000)
CALIFORNIA — (Continued)
California Infrastructure & Economic Development Bank (RB) (FGIC) (ETM) Series A
5.000%, 07/01/25	2,500	$2,915,992
California Infrastructure & Economic Development Bank (RB) (FGIC) Series A
5.000%, 07/01/26	6,500	7,826,012
California Infrastructure & Economic Development Bank (RB) Series A
¤ 5.000%, 10/01/33 (Pre-refunded @ $100, 10/1/26)	3,075	3,736,554
California Infrastructure & Economic Development Bank (RB) (AMBAC) Series A
¤ 5.000%, 07/01/36 (Pre-refunded @ $100, 01/01/28)	225	280,723
California Municipal Finance Authority (RB)
¤ 5.750%, 01/01/33 (Pre-refunded @ $100, 01/01/22)	750	756,867
¤ 6.000%, 01/01/42 (Pre-refunded @ $100, 01/01/22)	3,905	3,942,220
California State (GO)
4.000%, 09/01/22	525	541,658
5.250%, 09/01/22	2,585	2,693,827
5.250%, 10/01/22	2,380	2,490,198
5.000%, 12/01/22	1,245	1,309,645
5.000%, 02/01/23	1,400	1,483,123
5.000%, 08/01/23	1,500	1,623,686
5.000%, 09/01/23	1,985	2,156,233
5.000%, 10/01/23	100	109,006
5.000%, 11/01/23	875	957,110
5.000%, 05/01/24	975	1,088,340
5.000%, 09/01/24	1,000	1,130,723
5.000%, 10/01/24	3,600	4,083,500
4.000%, 11/01/24	2,400	2,659,397
5.000%, 11/01/24	3,000	3,413,583
5.000%, 12/01/24	750	855,916
5.500%, 02/01/25	1,000	1,162,566
5.000%, 08/01/25	8,025	9,353,423
5.000%, 09/01/25	840	981,640

DFA CALIFORNIA INTERMEDIATE-TERM MUNICIPAL BOND PORTFOLIO

CONTINUED

	Face
	Amount^	Value†
	(000)
CALIFORNIA — (Continued)
5.000%, 10/01/25	1,750	$2,050,437
5.000%, 11/01/25	4,000	4,698,872
5.000%, 12/01/25	3,600	4,240,144
3.000%, 03/01/26	3,000	3,304,973
5.000%, 08/01/26	7,050	8,472,757
5.000%, 12/01/26	7,050	8,552,526
3.000%, 03/01/27	2,500	2,793,362
3.500%, 08/01/27	2,220	2,553,783
5.000%, 08/01/27	8,750	10,800,982
5.000%, 10/01/27	2,500	3,098,263
5.000%, 04/01/28	1,000	1,254,697
5.000%, 08/01/28	1,000	1,264,686
5.000%, 10/01/28	6,750	8,569,557
5.000%, 04/01/29	5,000	6,400,711
California State (GO) Series B
5.000%, 09/01/23	2,285	2,482,112
5.000%, 08/01/25	3,000	3,496,607
5.000%, 08/01/26	1,000	1,201,810
California State Department of Water Resources (RB) Series AM
5.000%, 12/01/22	4,105	4,318,607
California State Department of Water Resources (RB) Series AQ
¤ 4.000%, 12/01/32 (Pre-refunded @ $100, 06/01/23)	5,000	5,299,340
California State Department of Water Resources (RB) Series AR
5.000%, 12/01/22	3,210	3,377,035
5.000%, 12/01/23	900	989,197
¤ 5.000%, 12/01/24 (Pre-refunded @ $100, 06/01/24)	3,880	4,350,511
California State Department of Water Resources (RB) Series AS
5.000%, 12/01/22	1,485	1,562,273
5.000%, 12/01/24	1,000	1,143,211
¤ 5.000%, 12/01/28 (Pre-refunded @ $100, 12/1/24)	1,495	1,710,242
California State Department of Water Resources (RB) Series BA
5.000%, 12/01/28	4,000	5,125,558

	Face
	Amount^	Value†
	(000)
CALIFORNIA — (Continued)
California State Department of Water Resources (RB) Series BB
5.000%, 12/01/23	3,000	$3,297,323
California State Department of Water Resources (RB) (ETM) Series AS
5.000%, 12/01/22	15	15,768
California State Department of Water Resources Power Supply Revenue (RB) Series O
5.000%, 05/01/22	7,410	7,589,274
California State Public Works Board (RB) Series A
5.000%, 02/01/28	1,795	2,231,862
California State Public Works Board (RB) Series D
5.000%, 11/01/23	570	623,129
California State University (RB) Series
¤ 5.000%, 11/01/32 (Pre-refunded @ $100, 11/1/24)	1,865	2,125,115
¤ 5.000%, 11/01/33	755	860,301
California State University (RB) Series A
5.000%, 11/01/24	2,655	3,023,586
5.000%, 11/01/25	4,010	4,726,302
5.000%, 11/01/26	350	424,800
5.000%, 11/01/29	1,500	1,951,845
5.000%, 11/01/31	1,000	1,188,103
California State University (RB) (AGM) Series C
5.000%, 11/01/22	100	104,819
California Statewide Communities Development Authority (RB) (AGM)
¤ 5.000%, 11/15/49 (Pre-refunded @ $100, 11/15/24)	1,000	1,141,958
Capistrano Unified School District School Facilities Improvement District No. 1 (GO)
4.000%, 08/01/22	170	174,858
Carlsbad Unified School District (GO)
5.000%, 08/01/24	2,035	2,294,301
Cerritos Community College District (GO) Series C
5.000%, 08/01/29	400	519,984

DFA CALIFORNIA INTERMEDIATE-TERM MUNICIPAL BOND PORTFOLIO

CONTINUED

	Face
	Amount^	Value†
	(000)
CALIFORNIA — (Continued)
Chabot-Las Positas Community College District (GO)
5.000%, 08/01/22	900	$932,504
4.000%, 08/01/23	1,970	2,100,273
Chaffey Community College District (GO) Series E
4.000%, 06/01/22	335	342,492
Chico Unified School District (GO) Series A-2
4.000%, 08/01/24	250	275,169
Chula Vista Elementary School District (GO)
5.000%, 08/01/22	1,835	1,901,131
Chula Vista Municipal Financing Authority (RB) Series F
5.000%, 05/01/25	250	288,656
City & County of San Francisco (COP)
5.000%, 04/01/25	1,000	1,155,145
5.000%, 04/01/26	700	835,025
City & County of San Francisco (GO) Series A
5.000%, 06/15/24	1,000	1,122,974
City & County of San Francisco (GO) Series D-1
5.000%, 06/15/24	1,265	1,420,562
City & County of San Francisco (GO) Series R1
5.000%, 06/15/23	1,750	1,885,232
5.000%, 06/15/25	2,250	2,619,601
City of Grover Beach (GO)
5.000%, 09/01/23	360	391,263
City of Long Beach Harbor Revenue (RB) Series A
5.000%, 05/15/28	500	628,475
5.000%, 05/15/29	375	481,250
City of Los Angeles (GO) Series B
5.000%, 09/01/24	1,560	1,763,929
City of Oakland (GO) Series A
5.000%, 01/15/25	500	572,875
City of Pacifica (COP)
5.000%, 01/01/24	250	275,492
City of Pasadena Electric Revenue (RB) Series A
5.000%, 06/01/22	1,000	1,028,104
City of Pasadena Water Revenue (RB) Series A
5.000%, 06/01/24	1,000	1,120,439

	Face
	Amount^	Value†
	(000)
CALIFORNIA — (Continued)
5.000%, 06/01/25	350	$406,565
City of San Francisco CA Public Utilities Commission Water Revenue (RB)
5.000%, 11/01/24	3,015	3,433,563
City of San Francisco Public Utilities Commission Water Revenue (RB)
5.000%, 11/01/21	865	865,000
5.000%, 11/01/22	1,335	1,399,201
5.000%, 11/01/23	1,475	1,613,414
5.000%, 11/01/24	1,250	1,423,534
5.000%, 11/01/25	1,000	1,178,629
Clovis Unified School District (GO) Series B
¤ 5.000%, 08/01/38 (Pre-refunded @ $100, 08/01/23)	985	1,067,125
Coachella Valley Unified School District (GO) (BAM)
4.000%, 08/01/22	825	847,754
Coast Community College District (GO) Series A
¤ 5.000%, 08/01/27 (Pre-refunded @ $100, 08/01/23)	4,075	4,414,756
Contra Costa Transportation Authority (RB) Series A
5.000%, 03/01/22	470	477,512
5.000%, 03/01/24	1,250	1,387,062
5.000%, 03/01/32	1,000	1,145,417
Contra Costa Transportation Authority (RB) Series B
5.000%, 03/01/27	1,250	1,533,677
Contra Costa Water District (RB) Series Q
5.000%, 10/01/22	505	527,230
Contra Costa Water District (RB) Series W
5.000%, 10/01/24	360	409,138
5.000%, 10/01/25	400	470,372
Corona-Norco Unified School District (GO) Series B
3.000%, 08/01/23	500	523,720
5.000%, 08/01/27	150	184,875
Culver City School Facilities Financing Authority (RB) (AGM)
5.500%, 08/01/26	855	1,045,692

DFA CALIFORNIA INTERMEDIATE-TERM MUNICIPAL BOND PORTFOLIO

CONTINUED

	Face
	Amount^	Value†
	(000)
CALIFORNIA — (Continued)
Davis Joint Unified School District Community Facilities District (ST) (AGM)
3.000%, 08/15/22	1,000	$1,022,356
Del Mar Union School District (GO) Series A
4.000%, 08/01/28	240	289,964
Dublin Unified School District (GO)
5.000%, 08/01/22	875	906,669
5.000%, 08/01/23	1,665	1,803,209
East Bay Regional Park District (GO) Series A-1
5.000%, 09/01/27	550	684,530
East Side Union High School District (GO) Series C
2.000%, 08/01/24	2,000	2,090,349
Elsinore Valley Municipal Water District Financing Authority (RB) Series A
5.000%, 07/01/24	200	224,646
Evergreen School District (GO)
3.000%, 08/01/25	1,400	1,532,382
Folsom Cordova Unified School District School Facilities Improvement Dist No. 5 (GO) (AGM) Series B
5.000%, 10/01/26	250	303,379
Folsom Cordova Unified School District School Facilities Improvement Dist No. 5 (GO) Series C
5.000%, 10/01/25	100	117,636
Fontana Unified School District (GO)
4.000%, 08/01/22	875	900,070
Fountain Valley Public Finance Authority (RB) Series A
5.000%, 07/01/24	250	280,310
Franklin-Mckinley School District (GO)
4.000%, 08/01/23	325	345,430
Fremont Union High School District (GO) Series A
5.000%, 08/01/25	795	930,480
Gilroy Unified School District (GO) (AGM)
4.000%, 08/01/24	2,615	2,880,547

	Face
	Amount^	Value†
	(000)
CALIFORNIA — (Continued)
Gilroy Unified School District (GO)
4.000%, 08/01/24	140	$154,135
4.000%, 08/01/25	100	113,167
Grossmont Healthcare District (GO) Series C
5.000%, 07/15/23	100	108,078
Grossmont Union High School District (GO)
5.000%, 08/01/27	500	619,101
Hacienda La Puente Unified School District (GO) (NPFGC )
5.000%, 08/01/23	225	243,636
Hartnell Community College District (GO) Series B
4.000%, 08/01/23	500	532,792
Hermosa Beach City School District (GO) Series C
3.000%, 08/01/28	510	579,536
Kern Community College District (GO) Series C
4.000%, 08/01/25	265	299,154
Kern High School District (GO) Series A
3.000%, 08/01/26	895	990,360
Lakeside Union School District/San Diego County (GO)
5.000%, 08/01/23	695	752,180
Las Lomitas Elementary School District (GO) Series B
3.000%, 07/01/24	1,810	1,941,149
Livermore-Amador Valley Water Management Agency (RB)
4.000%, 08/01/25	610	691,295
4.000%, 08/01/26	515	598,054
Lodi Unified School District (GO) Series 2020
4.000%, 08/01/27	325	383,370
Long Beach Community College District (GO) Series C
5.000%, 08/01/28	140	178,000
Long Beach Community College District (GO) Series D
4.000%, 08/01/25	2,515	2,848,165

DFA CALIFORNIA INTERMEDIATE-TERM MUNICIPAL BOND PORTFOLIO

CONTINUED

	Face Amount^	Value†
	(000)
CALIFORNIA — (Continued)
Long Beach Unified School District (GO)
5.000%, 08/01/26	200	$241,507
Los Alamitos Unified School District (GO)
¤ 5.250%, 08/01/39 (Pre-refunded @ $100, 08/01/23)	5,905	6,419,147
Los Angeles Community College District (GO) Series A
5.000%, 08/01/23	340	368,285
5.000%, 08/01/24	250	282,149
¤ 5.000%, 08/01/27 (Pre-refunded @ $100, 8/1/24)	3,175	3,576,760
¤ 5.000%, 08/01/28 (Pre-refunded @ $100, 8/1/24)	3,485	3,925,987
¤ 5.000%, 08/01/31 (Pre-refunded @ $100, 8/1/24)	2,355	2,652,999
Los Angeles Community College District (GO) Series C
5.000%, 08/01/22	400	414,446
5.000%, 08/01/25	1,240	1,451,821
5.000%, 06/01/26	2,500	2,999,910
Los Angeles Community College District (GO) Series G
5.000%, 08/01/23	650	704,075
¤ 4.000%, 08/01/30 (Pre-refunded @ $100, 8/1/24)	2,385	2,621,664
¤ 4.000%, 08/01/39 (Pre-refunded @ $100, 8/1/24)	1,655	1,819,226
Los Angeles Community College District (GO) Series J
3.000%, 08/01/23	1,020	1,069,304
Los Angeles County Metropolitan Transportation Authority (RB) Series A
5.000%, 07/01/22	870	897,939
5.000%, 07/01/23	5,000	5,396,693
5.000%, 07/01/25	5,025	5,857,146
5.000%, 07/01/27	3,565	4,411,805

	Face Amount^	Value†
	(000)
CALIFORNIA — (Continued)
Los Angeles County Public Works Financing Authority (RB) Series D
5.000%, 12/01/25	165	$195,073
Los Angeles County Public Works Financing Authority (RB) Series F
5.000%, 12/01/25	330	390,146
5.000%, 12/01/26	350	426,157
Los Angeles Department of Water (RB) Series A
5.000%, 07/01/24	4,825	5,425,080
5.000%, 07/01/25	265	308,990
Los Angeles Department of Water (RB) Series B
5.000%, 07/01/22	435	448,969
3.000%, 07/01/26	8,425	9,373,278
5.000%, 07/01/28	750	948,881
Los Angeles Department of Water & Power (RB) Series A
5.000%, 07/01/25	6,700	7,801,542
5.000%, 07/01/26	1,000	1,202,467
Los Angeles Department of Water & Power Power System Revenue (RB) Series A
5.000%, 07/01/24	1,950	2,190,299
Los Angeles Department of Water & Power Power System Revenue (RB) Series B
5.000%, 07/01/24	5,000	5,616,150
Los Angeles Department of Water & Power Power System Revenue (RB) Series C
5.000%, 07/01/26	1,665	2,002,107
Los Angeles Unified School District (GO) Series A
2.000%, 07/01/22	1,515	1,533,203
5.000%, 07/01/24	3,250	3,649,574
5.000%, 07/01/26	2,270	2,726,120
5.000%, 07/01/27	1,500	1,850,668
5.000%, 07/01/28	1,000	1,260,747
Los Angeles Unified School District (GO) Series B-1
4.000%, 07/01/25	3,000	3,382,044
5.000%, 07/01/27	500	616,889
Los Angeles Unified School District (GO) Series C
5.000%, 07/01/22	500	515,954

DFA CALIFORNIA INTERMEDIATE-TERM MUNICIPAL BOND PORTFOLIO

CONTINUED

	Face Amount^	Value†
	(000)
CALIFORNIA — (Continued)
5.000%, 07/01/23	3,050	$3,290,385
Los Angeles Unified School District (GO) Series RYQ
5.000%, 07/01/23	1,000	1,078,815
Los Rios Community College District (GO) Series B
5.000%, 08/01/23	510	552,428
Lynwood Unified School District (GO) (AGM)
5.000%, 08/01/22	485	502,292
Mammoth Unified School District (GO) Series B
4.000%, 08/01/23	1,000	1,065,401
Manhattan Beach Unified School District (GO) Series B
3.000%, 09/01/24	950	1,022,401
Manhattan Beach Unified School District (GO) Series E
3.000%, 09/01/22	660	675,579
Menlo Park City School District (GO)
4.000%, 07/01/23	500	531,284
Metropolitan Water District of Southern California (RB) Series B
4.000%, 10/01/25	1,000	1,137,186
Metropolitan Water District of Southern California (RB) Series C
5.000%, 07/01/24	1,650	1,857,090
5.000%, 07/01/25	200	233,439
Milpitas Unified School District (GO) Series B
4.000%, 08/01/25	400	453,468
4.000%, 08/01/26	350	406,980
4.000%, 08/01/27	250	296,755
4.000%, 08/01/28	500	604,457
Morongo Unified School District (GO)
3.000%, 08/01/22	480	490,134
Morongo Unified School District (GO) Series A
5.000%, 08/01/24	100	112,478
5.000%, 08/01/25	80	93,113
5.000%, 08/01/26	220	263,942
5.000%, 08/01/27	120	147,749
Mount Diablo Unified School District (GO) Series A
4.000%, 08/01/25	925	1,047,536
4.000%, 08/01/26	475	551,361

	Face Amount^	Value†
	(000)
CALIFORNIA — (Continued)
Mount Diablo Unified School District (GO) Series G
3.000%, 08/01/24	800	$858,906
Mount San Jacinto Community College District (GO) Series C
4.000%, 08/01/24	600	661,277
4.000%, 08/01/25	400	452,988
Municipal Improvement Corp. of Los Angeles (RB) Series A
5.000%, 11/01/24	325	370,119
Municipal Improvement Corp. of Los Angeles (RB) Series B
5.000%, 11/01/23	3,025	3,310,780
Murrieta Valley Unified School District (GO) (AGM)
5.000%, 09/01/24	1,160	1,310,584
North Orange County Community College District (GO) Series B
4.000%, 08/01/22	2,500	2,571,821
Northern Humboldt Union High School District (GO)
4.000%, 08/01/26	220	254,025
Novato Sanitary District (RB)
5.000%, 02/01/28	1,475	1,855,367
Oak Park Unified School District (GO)
4.000%, 08/01/22	445	457,784
Oakland Unified School District/Alameda County (GO)
5.000%, 08/01/22	1,500	1,552,904
5.000%, 08/01/24	900	1,010,192
5.000%, 08/01/26	575	687,173
Oakland Unified School District/Alameda County (GO) Series A
4.000%, 08/01/22	350	359,734
5.000%, 08/01/22	3,000	3,105,807
4.000%, 08/01/24	500	547,595
5.000%, 08/01/25	1,290	1,498,319
Oakland Unified School District/Alameda County (GO) Series B
5.000%, 08/01/24	1,675	1,880,080
Oakland Unified School District/Alameda County (GO) Series C
5.000%, 08/01/26	500	597,542

DFA CALIFORNIA INTERMEDIATE-TERM MUNICIPAL BOND PORTFOLIO

CONTINUED

	Face Amount^	Value†
	(000)
CALIFORNIA — (Continued)
Oakland Unified School District/Alameda County (GO) (AGM)
5.000%, 08/01/23	300	$324,737
5.000%, 08/01/24	1,125	1,265,705
5.000%, 08/01/25	1,250	1,455,906
Orange County Sanitation District (RB) Series A
5.000%, 02/01/23	1,240	1,314,268
5.000%, 02/01/25	3,000	3,452,008
5.000%, 02/01/26	2,000	2,378,099
Oxnard Union High School District (GO)
4.000%, 08/01/22	500	514,364
Palm Springs Unified School District (GO) Series A
3.000%, 08/01/25	5,415	5,920,685
Palomar Community College District (GO)
¤ 5.000%, 05/01/31 (Pre-refunded @ $100, 5/01/25)	1,000	1,159,912
Palomar Community College District (GO) Series D
5.000%, 08/01/23	150	162,451
Palos Verdes Peninsula Unified School District (GO) Series B
5.000%, 11/01/21	250	250,000
Pasadena Unified School District (GO) Series B
5.000%, 08/01/24	800	902,172
Peralta Community College District (GO) Series E-1
5.000%, 08/01/25	1,500	1,748,303
Placentia-Yorba Linda Unified School District (GO)
4.000%, 08/01/29	1,000	1,222,168
Redlands Financing Authority (RB) Series A
5.000%, 09/01/22	1,290	1,341,854
Redlands Unified School District (GO)
5.000%, 07/01/26	300	361,354
5.000%, 07/01/27	500	619,080
Redwood City School District (GO)
5.000%, 08/01/27	50	62,037
5.000%, 08/01/28	85	108,135
Reed Union School District (GO)
4.000%, 08/01/27	460	545,459

	Face Amount^	Value†
	(000)
CALIFORNIA — (Continued)
Regents of the University of California Medical Center Pooled Revenue (RB) Series J
¤ 5.250%, 05/15/29 (Pre-refunded @ $100, 05/15/23)	670	$721,350
¤ 5.000%, 05/15/33 (Pre-refunded @ $100, 05/15/23)	500	536,406
Riverside County Infrastructure Financing Authority (RB) (ETM) Series A
5.000%, 11/01/24	165	187,328
Riverside County Infrastructure Financing Authority (RB) Series A
5.000%, 11/01/24	935	1,062,697
Riverside County Infrastructure Financing Authority Series A
5.000%, 11/01/25	1,255	1,479,179
Sacramento County Sanitation Districts Financing Authority (RB)
5.000%, 12/01/24	300	342,864
Sacramento County Sanitation Districts Financing Authority (RB) Series A
5.000%, 12/01/24	1,000	1,142,879
5.000%, 12/01/25	1,000	1,181,815
5.000%, 12/01/26	300	365,613
Sacramento Municipal Utility District (RB) Series D
5.000%, 08/15/22	525	545,110
Sacramento Municipal Utility District (RB) Series E
5.000%, 08/15/23	8,035	8,723,896
5.000%, 08/15/26	1,000	1,206,825
Sacramento Municipal Utility District (RB) Series F
5.000%, 08/15/22	1,000	1,038,305
5.000%, 08/15/24	1,895	2,140,778
Sacramento Municipal Utility District (RB) Series I
5.000%, 08/15/25	1,500	1,755,381
Saddleback Valley Unified School District (GO)
5.000%, 08/01/22	465	481,830

DFA CALIFORNIA INTERMEDIATE-TERM MUNICIPAL BOND PORTFOLIO

CONTINUED

	Face Amount^	Value†
	(000)
CALIFORNIA — (Continued)
San Bernardino Community College District (GO)
¤ 5.000%, 08/01/30 (Pre-refunded @ $100, 8/15/25)	2,000	$2,342,692
San Diego Association of Governments (RB)
5.000%, 11/15/25	1,125	1,279,279
5.000%, 11/15/26	1,425	1,672,274
San Diego Community College District (GO)
5.000%, 08/01/24	1,300	1,466,029
¤ 5.000%, 08/01/43 (Pre-refunded @ $100, 08/01/23)	5,000	5,416,879
San Diego County Water Authority (RB)
5.000%, 05/01/24	940	1,050,272
San Diego County Water Authority (RB) Series A
5.000%, 05/01/24	3,700	4,134,050
San Diego Public Facilities Financing Authority (RB)
5.000%, 05/15/25	1,020	1,183,091
San Diego Public Facilities Financing Authority Sewer Revenue (RB)
5.000%, 05/15/22	700	718,139
5.000%, 05/15/23	2,070	2,222,285
San Diego Unified School District (GO) (AGM) Series C-2
5.500%, 07/01/25	2,550	3,023,694
San Diego Unified School District (GO) (AGM) Series E-2
5.500%, 07/01/27	3,000	3,805,258
San Diego Unified School District (GO) Series C-2
5.000%, 07/01/29	895	1,159,925
San Diego Unified School District (GO) Series R-3
5.000%, 07/01/23	300	323,697
San Diego Unified School District (GO) Series R-4
5.000%, 07/01/24	1,000	1,124,654
San Diego Unified School District (GO) Series R-5
5.000%, 07/01/26	110	132,892

	Face Amount^	Value†
	(000)
CALIFORNIA — (Continued)
San Diego Unified School District (GO) (NPFGC ) Series D-1
5.500%, 07/01/24	190	$216,203
5.500%, 07/01/25	445	527,664
San Dieguito Union High School District (GO) Series A-2
5.000%, 08/01/23	490	530,764
San Francisco Bay Area Rapid Transit District (GO) Series C-1
5.000%, 08/01/24	1,045	1,178,154
5.000%, 08/01/25	2,045	2,388,504
San Francisco Bay Area Rapid Transit District Sales Tax Revenue (RB)
4.000%, 07/01/26	375	432,578
San Francisco City & County Airport Comm-San Francisco International Airport (RB) Series 2020 B
4.000%, 05/01/37	500	587,178
San Francisco Community College District (GO)
5.000%, 06/15/22	2,070	2,131,917
5.000%, 06/15/23	3,775	4,060,949
5.000%, 06/15/24	2,720	3,043,849
5.000%, 06/15/25	805	932,508
San Francisco County Transportation Authority (RB)
3.000%, 02/01/22	2,000	2,014,197
San Francisco Unified School District (GO)
4.000%, 06/15/24	12,000	13,132,991
San Francisco Unified School District (GO) Series A
5.000%, 06/15/26	1,595	1,911,320
San Francisco Unified School District (GO) Series B
4.000%, 06/15/24	4,000	4,377,664
San Francisco Unified School District (GO) Series F&C
2.000%, 06/15/22	1,580	1,597,928
San Jose Evergreen Community College District (GO) Series A
4.000%, 09/01/23	100	106,859
San Juan Unified School District (GO)
3.000%, 08/01/22	1,480	1,511,020

DFA CALIFORNIA INTERMEDIATE-TERM MUNICIPAL BOND PORTFOLIO

CONTINUED

	Face Amount^	Value†
	(000)
CALIFORNIA — (Continued)
5.000%, 08/01/22	800	$828,708
3.000%, 08/01/24	2,610	2,798,460
3.000%, 08/01/25	1,475	1,610,441
3.000%, 08/01/26	3,135	3,476,777
San Juan Water District (RB)
5.000%, 02/01/26	500	594,293
San Leandro Unified School District (GO) (BAM) Series A
4.000%, 08/01/24	200	219,268
4.000%, 08/01/25	125	140,515
San Mateo County Community College District (GO) Series B
5.000%, 09/01/27	450	560,070
San Mateo Foster City Public Financing Authority (RB) Series B
5.000%, 08/01/25	750	875,979
San Mateo Union High School District (GO) Series B
4.000%, 09/01/24	1,000	1,102,585
San Matro County Community College District (GO) Series B
5.000%, 09/01/28	400	510,500
Santa Ana Unified School District (GO)
5.000%, 08/01/25	350	407,654
Santa Clara County Financing Authority (RB) Series A
5.000%, 05/01/25	3,180	3,686,110
Santa Clara Unified School District (GO)
5.000%, 07/01/24	1,000	1,123,515
Santa County Clara (GO) Series C
5.000%, 08/01/26	900	1,086,782
5.000%, 08/01/27	3,405	4,224,740
Santa Cruz City Elementary School District (GO) Series C
3.000%, 08/01/26	1,230	1,370,037
Santa Cruz City High School District (GO)
4.000%, 08/01/22	715	735,486

	Face Amount^	Value†
	(000)
CALIFORNIA — (Continued)
Santa Monica Community College District (GO) Series A
5.000%, 08/01/22	625	$647,620
5.000%, 08/01/26	105	126,791
Santa Monica Community College District (GO) Series B
¤ 4.000%, 08/01/31 (Pre-refunded @ $100, 8/1/24)	1,000	1,101,258
¤ 5.000%, 08/01/44 (Pre-refunded @ $100, 8/1/24)	500	564,299
Simi Valley Unified School District (GO)
5.000%, 08/01/23	260	281,534
Sonoma Valley Unified School District (GO) Series B
5.000%, 08/01/25	500	583,783
Southern California Public Power Authority (RB)
5.000%, 07/01/23	2,230	2,404,589
5.000%, 07/01/24	700	786,859
5.000%, 07/01/25	365	425,444
Southern California Public Power Authority (RB) Series A
5.000%, 07/01/26	5,500	6,622,011
5.000%, 07/01/30	1,090	1,263,164
Southwestern Community College District (GO) Series E-2
3.000%, 08/01/24	900	964,986
3.000%, 08/01/25	200	218,677
4.000%, 08/01/26	245	284,136
Standard Elementary School District (GO) Series A
4.000%, 08/01/24	240	262,362
State of California (GO)
5.000%, 10/01/25	5,000	5,858,390
5.000%, 11/01/25	2,550	2,995,531
5.000%, 04/01/29	2,000	2,560,284
Stockton Public Financing Authority (RB) Series A
¤ 6.250%, 10/01/40 (Pre-refunded @ $100, 10/01/23)	2,000	2,229,522
Sunnyvale Elementary School District (GO)
5.000%, 09/01/25	600	704,418

DFA CALIFORNIA INTERMEDIATE-TERM MUNICIPAL BOND PORTFOLIO

CONTINUED

	Face Amount^	Value†
	(000)
CALIFORNIA — (Continued)
Sylvan Union School District (GO) Series C
5.000%, 08/01/26	405	$489,052
Torrance Unified School District (GO)
¤ 5.000%, 08/01/26 (Pre-refunded @ $100, 08/01/23)	445	482,102
University of California (RB) Series AF
5.000%, 05/15/22	3,000	3,077,903
¤ 5.000%, 05/15/26 (Pre-refunded @ $100, 05/15/23)	400	428,803
University of California (RB) Series BE
5.000%, 05/15/24	1,205	1,348,100
University of California (RB) Series BH
5.000%, 05/15/25	1,115	1,292,854
University of California (RB) Series G
¤ 5.000%, 05/15/37 (Pre-refunded @ $100, 5/15/22)	305	312,872
Upper Santa Clara Valley Joint Powers Authority (RB) Series A
5.000%, 08/01/23	350	379,053
5.000%, 08/01/24	300	338,138
Ventura County Community College District (GO)
¤ 5.000%, 08/01/30 (Pre-refunded @ $100, 8/1/25)	500	584,800

	Face Amount^	Value†
	(000)
CALIFORNIA — (Continued)
Walnut Creek Elementary School District Contra Costa County (GO)
4.000%, 09/01/25	100	$113,158
West Contra Costa Unified School District (GO) Series A
5.000%, 08/01/24	1,095	1,229,387
West Contra Costa Unified School District (GO) Series A-1
5.000%, 08/01/25	520	603,763
5.000%, 08/01/26	545	651,320
5.000%, 08/01/27	575	704,705
West Valley-Mission Community College District (GO) Series A
5.000%, 08/01/29	135	175,846
Westside Union School District (GO) Series A
4.000%, 08/01/23	700	745,272
Windsor Unified School District (GO)
4.000%, 08/01/26	105	121,880

TOTAL MUNICIPAL BONDS Cost ($ 627,928,262)		640,771,382

TOTAL INVESTMENTS — (100.0%) (Cost $ 627,928,262)		$640,771,382

Summary of the Portfolio’s investments as of October 31, 2021, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Municipal Bonds	—	$640,771,382	—	$640,771,382

TOTAL	—	$640,771,382	—	$640,771,382

See accompanying Notes to Financial Statements.

DFA NY MUNICIPAL BOND PORTFOLIO

SCHEDULE OF INVESTMENTS

October 31, 2021

	Face Amount^	Value†
	(000)
MUNICIPAL BONDS — (100.0%)
NEW YORK — (100.0%)
Ardsley Union Free School District (GO) (ST AID WITHHLDG)
2.250%, 08/15/23	290	$299,753
Bedford Central School District (GO)
3.000%, 07/01/22	500	509,391
Bridgehampton Union Free School District (GO) (ST AID WITHHLDG)
3.000%, 03/15/23	600	622,889
Brighton Central School District (GO) (ST AID WITHHLDG)
2.000%, 06/15/22	1,000	1,010,971
Chappaqua Central School District (GO) (ST AID WITHHLDG)
5.000%, 01/15/22	475	479,692
City of Middletown (GO)
1.500%, 08/25/22	2,500	2,527,163
5.000%, 08/01/23	1,710	1,851,944
City of New York (GO) Series A
5.000%, 08/01/22	2,175	2,253,553
5.000%, 08/01/23	1,200	1,299,610
5.000%, 08/01/24	2,775	3,122,073
5.000%, 08/01/25	1,530	1,781,409
City of New York (GO) Series A-1
¤ 5.000%, 10/01/31 (Pre-refunded @ $100, 10/1/22)	825	861,316
¤ 5.000%, 10/01/32 (Pre-refunded @ $100, 10/1/22)	575	600,311
¤ 5.000%, 10/01/34 (Pre-refunded @ $100, 10/1/22)	500	522,010
City of New York (GO) Series B
3.000%, 08/01/23	460	482,153
5.000%, 08/01/23	1,290	1,397,081
City of New York (GO) Series C
5.000%, 08/01/23	500	541,504

	Face Amount^	Value†
	(000)
NEW YORK — (Continued)
City of New York (GO) Series C-1
4.000%, 08/01/22	520	$534,899
City of New York (GO) Series D
5.000%, 08/01/22	1,180	1,222,617
City of New York (GO) Series E
5.000%, 08/01/22	100	103,612
5.000%, 08/01/23	1,500	1,624,512
¤ 5.000%, 08/01/29 (Pre-refunded @ $100, 2/1/23)	1,000	1,059,114
City of New York (GO) Series I
5.000%, 03/01/22	265	269,253
¤ 5.000%, 08/01/27 (Pre-refunded @ $100, 8/1/22)	1,410	1,460,815
City of New York (GO) Series J
5.000%, 08/01/22	525	543,961
City of New York (GO) SubSeries F-1
5.000%, 04/01/23	3,400	3,629,703
City of New York (GO) (ETM) Series I-SUBSER 1-I
5.000%, 03/01/23	565	600,933
City of Rochester (GO) Series II
2.000%, 08/03/22	1,500	1,521,083
City of Syracuse Series B
4.000%, 06/01/23	205	216,803
Eastport-South Manor Central School District (GO) (ST AID WITHHLDG)
4.000%, 08/01/23	500	532,610
Evans-Brant Central School District (BAN) (GO) (ST AID WITHHLDG) Series C
1.500%, 06/24/22	1,000	1,008,873
Grand Island Central School District (GO) (ST AID WITHHLDG)
5.000%, 12/01/21	500	501,944
Hauppauge Union Free School District (GO) (ST AID WITHHLDG)
5.000%, 07/15/22	980	1,013,302

DFA NY MUNICIPAL BOND PORTFOLIO

CONTINUED

	Face Amount^	Value†
	(000)
NEW YORK — (Continued)
Haverstraw-Stony Point Central School District (GO) (ST AID WITHHLDG)
3.000%, 08/15/22	200	$204,375
3.000%, 08/15/23	360	377,041
Herricks Union Free School District (ST AID WITHHLDG)
5.000%, 08/01/22	430	445,530
Hicksville Union Free School District (GO) (ST AID WITHHLDG)
5.000%, 12/15/21	475	477,743
Island Park Union Free School District (GO) (ST AID WITHHLDG)
4.000%, 07/15/24	580	637,355
Ithaca City School District (GO) (ST AID WITHHLDG)
2.000%, 06/15/22	700	707,636
2.000%, 06/15/23	580	595,658
Lancaster Central School District (GO) (ST AID WITHHLDG) Series A
5.000%, 06/01/22	360	370,117
Lindenhurst Union Free School District (GO) (ST AID WITHHLDG)
2.250%, 09/01/23	195	201,673
Liverpool Central School District (GO) (ST AID WITHHLDG)
4.000%, 06/01/22	1,000	1,022,007
Long Island Power Authority (RB) Series A
¤ 5.000%, 09/01/37 (Pre-refunded @ $100, 9/1/22)	330	343,242
Lynbrook Union Free School District (GO) (ST AID WITHHLDG)
5.000%, 06/15/22	230	236,894
Metropolitan Transportation Authority (RB) (ETM) Series A
5.000%, 11/15/21	145	145,255
Metropolitan Transportation Authority (RB) Series C
5.000%, 11/15/22	435	456,004

	Face Amount^	Value†
	(000)
NEW YORK — (Continued)
Middle Country Central School District At Centereach (GO) (ST AID WITHHLDG)
3.000%, 01/15/23	725	$749,405
Middletown City School District (GO) (ST AID WITHHLDG)
5.000%, 09/15/24	130	146,772
Nassau County (GO) Series C
5.000%, 10/01/32	485	588,858
Nassau County Interim Finance Authority (RB) (ETM) Series A
5.000%, 11/15/21	505	505,886
New York Convention Center Dev. Corp. (RB)
5.000%, 11/15/23	560	610,641
New York State (GO) Series A
5.000%, 03/15/22	160	162,869
5.000%, 03/01/23	2,150	2,287,182
New York State (GO) Series C
5.000%, 04/15/22	825	843,112
New York State Dormitory Authority (RB) Series
5.000%, 02/15/22	1,235	1,252,127
New York State Dormitory Authority (RB) Series A
5.000%, 12/15/21	150	150,870
5.000%, 03/15/22	1,475	1,501,391
5.000%, 10/01/22	1,105	1,153,851
5.000%, 12/15/22	650	684,941
5.000%, 03/15/23	2,410	2,566,438
¤ 5.000%, 03/15/29 (Pre-refunded @ $100, 3/15/23)	535	570,056
¤ 5.000%, 02/15/30 (Pre-refunded @ $100, 2/15/23)	1,535	1,629,594
¤ 5.000%, 07/01/30 (Pre-refunded @ $100, 7/1/22)	550	567,625
¤ 5.000%, 07/01/34 (Pre-refunded @ $100, 7/1/24)	500	560,620
¤ 5.000%, 07/01/37	1,000	1,079,164
¤ 5.000%, 07/01/37 (Pre-refunded @ $100, 7/1/22)	1,725	1,780,278

DFA NY MUNICIPAL BOND PORTFOLIO

CONTINUED

	Face Amount^	Value†
	(000)
NEW YORK — (Continued)
¤ 5.000%, 07/01/42 (Pre-refunded @ $100, 7/1/22)	1,000	$1,032,045
New York State Dormitory Authority (RB) Series B
5.000%, 02/15/22	1,000	1,013,868
5.000%, 02/15/24	455	503,036
New York State Dormitory Authority (RB) Series D
3.000%, 03/15/22	2,000	2,021,018
5.000%, 02/15/23	2,620	2,779,938
4.000%, 03/15/23	3,000	3,153,750
New York State Dormitory Authority (RB) Series E
5.000%, 02/15/23	500	530,522
New York State Dormitory Authority (RB) (ETM) Series A
4.000%, 12/15/22	100	104,261
5.000%, 12/15/22	70	73,744
New York State Dormitory Authority (RB) (ETM) Series B
5.000%, 02/15/25	550	632,683
New York State Dormitory Authority (RB) (ETM) Series D
5.000%, 02/15/24	300	332,254
New York State Thruway Authority (RB) Series A-1
5.000%, 03/15/24	1,700	1,887,792
New York State Thruway Authority (RB) Series I
¤ 5.000%, 01/01/24 (Pre-refunded @ $100, 7/1/22)	1,155	1,164,234
New York State Thruway Authority (RB) Series J 5.000%, 01/01/27	300	329,492
New York State Thruway Authority (RB) Series K
5.000%, 01/01/23	650	685,752
New York State Urban Dev. Corp. (RB)
5.000%, 03/15/23	1,000	1,064,912
New York State Urban Dev. Corp. (RB) Series A
5.000%, 03/15/24	190	210,941
New York State Urban Development Corp. (RB)
5.000%, 03/15/22	375	381,710

	Face Amount^	Value†
	(000)
NEW YORK — (Continued)
New York State Urban
Development Corp. (RB) Series
5.000%, 03/15/22	1,080	$1,099,324
New York State Urban Development Corp. (RB) Series A
5.000%, 03/15/22	860	875,387
5.000%, 03/15/23	1,705	1,815,675
5.000%, 03/15/25	1,200	1,381,738
New York State Urban Development Corp. (RB) Series E
5.000%, 03/15/23	2,000	2,129,824
Niagara County (GO)
2.000%, 12/01/21	250	250,378
North Colonie Central School District (GO) (ST AID WITHHLDG)
2.000%, 07/15/22	1,200	1,214,822
2.000%, 07/15/23	800	822,760
North Shore Central School District (GO) (ST AID WITHHLDG)
2.000%, 12/15/22	285	290,732
2.000%, 12/15/23	550	568,949
Oceanside Union Free School District (GO) (ST AID WITHHLDG)
2.500%, 07/01/23	520	539,236
Onondaga County (GO)
4.000%, 05/01/22	590	601,196
5.000%, 06/01/22	700	719,548
5.000%, 08/15/24	700	789,536
Onondaga County Trust for Cultural Resources (RB)
¤ 5.000%, 12/01/29 (Pre-refunded @ $100, 12/1/21)	1,135	1,139,440
Pelham Union Free School District (GO) (ST AID WITHHLDG) Series A
5.000%, 11/01/21	625	625,000
Riverhead Central School District (GO) (ST AID WITHHLDG)
3.000%, 03/15/22	120	121,266
2.000%, 10/15/22	280	284,878
Saranac Central School District (BAN) (GO) (ST AID WITHHLDG)
1.500%, 07/14/22	1,400	1,412,992

DFA NY MUNICIPAL BOND PORTFOLIO

CONTINUED

	Face Amount^	Value†
	(000)
NEW YORK — (Continued)
Schenectady County (GO)
5.000%, 06/15/25	140	$162,668
Schenectady County (GO) Series B
3.000%, 12/15/21	470	471,569
Sewanhaka Central High School District of Elmont (GO) (ST AID WITHHLDG)
3.000%, 07/15/23	590	617,208
State of New York (GO) Series A
5.000%, 03/15/22	900	916,137
Taconic Hills Central School District at Craryville (GO) (ST AID WITHHLDG)
4.000%, 06/15/22	250	255,947
Town of Amherst (GO) Series A
2.000%, 11/05/21	1,200	1,200,249
Town of Babylon (GO)
4.000%, 08/15/22	445	458,407
3.000%, 07/01/25	375	409,871
Town of Babylon (GO) Series A
5.000%, 11/01/21	790	790,000
Town of Babylon (GO) Series B
5.000%, 04/01/23	1,000	1,067,708
Town of Bedford (GO) Series A
3.000%, 03/15/25	330	358,789
Town of Brookhaven (GO) Series A
3.000%, 03/15/22	650	656,880
Town of Brookhaven (GO) Series B
4.000%, 12/15/23	500	538,651
Town of Cheektowaga (GO)
5.000%, 07/15/23	265	286,501
Town of Clarence (GO)
2.250%, 08/01/24	210	220,153
Town of East Hampton (GO) Series A
5.000%, 08/15/22	600	622,740
Town of Eastchester (GO)
2.500%, 07/15/22	330	335,422
Town of Hempstead (GO)
5.000%, 06/15/23	1,000	1,076,936
Town of Huntington (GO)
2.000%, 12/01/23	220	227,506
Town of Islip (GO) Series A
5.000%, 03/01/22	500	508,042

	Face Amount^	Value†
	(000)
NEW YORK — (Continued)
Town of North Hempstead (GO) Series A
5.000%, 03/15/23	615	$655,097
3.000%, 04/01/24	425	452,424
Town of North Hempstead (GO) Series C
5.000%, 01/15/22	250	252,454
Town of Oyster Bay (GO) Series B
2.000%, 08/26/22	1,000	1,014,647
Town of Ramapo (GO) Series B
2.000%, 05/01/23	665	680,887
Town of Tonawanda (GO) Series B
1.500%, 08/26/22	1,500	1,516,477
Triborough Bridge & Tunnel Authority (RB) Series A
5.000%, 01/01/22	365	367,915
¤ 5.000%, 01/01/25 (Pre-refunded @ $100, 1/1/22)	500	503,976
¤ 5.000%, 01/01/28 (Pre-refunded @ $100, 1/1/22)	945	952,515
Triborough Bridge & Tunnel Authority (RB) Series B
5.000%, 11/15/22	485	509,008
4.000%, 11/15/23	415	446,157
Ulster County (GO)
2.000%, 11/15/22	240	244,382
Village of Bronxville (GO) Series A
2.000%, 11/15/22	515	524,296
Village of Garden City (GO) Series B
2.000%, 10/15/22	470	478,189
Village of Mamaroneck (GO)
5.000%, 08/15/22	1,090	1,130,957
Wantagh Union Free School District (GO) (ST AID WITHHLDG)
2.000%, 11/15/22	250	254,356
Wappingers Central School District (BAN) (ST AID WITHHLDG)
2.000%, 08/11/22	1,000	1,013,839
West Hempstead Union Free School District (GO) (ST AID WITHHLDG)
5.000%, 06/01/22	545	560,284

DFA NY MUNICIPAL BOND PORTFOLIO

CONTINUED

	Face Amount^	Value†
	(000)
NEW YORK — (Continued)
Westbury Union Free School District (GO) (ST AID WITHHLDG)
5.000%, 12/15/22	800	$843,190
Western Nassau County Water Authority (RB) Series A
5.000%, 04/01/22	375	382,497
Westhampton Beach Union Free School District (GO) (ST AID WITHHLDG) Series A
5.000%, 03/01/22	1,050	1,066,746

TOTAL MUNICIPAL BONDS Cost ($ 120,619,487)		121,235,377

TOTAL INVESTMENTS — (100.0%) (Cost $ 120,619,487)		$121,235,377

Summary of the Portfolio’s investments as of October 31, 2021, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Municipal Bonds	—	$121,235,377	—	$121,235,377

TOTAL	—	$121,235,377	—	$121,235,377

See accompanying Notes to Financial Statements.

DFA MN MUNICIPAL BOND PORTFOLIO

SCHEDULE OF INVESTMENTS

October 31, 2021

	Face
	Amount^	Value†
	(000)
MUNICIPAL BONDS — (100.0%)
MINNESOTA — (100.0%)
Bloomington Independent School District No. 271 (GO) (SD CRED PROG) Series A
5.000%, 02/01/23	350	$370,735
City of Cambridge (GO) Series A
3.000%, 02/01/23	375	387,118
City of Chaska (GO) Series B
5.000%, 02/01/23	180	190,337
City of Hopkins (GO) Series D
3.000%, 02/01/22	130	130,906
City of Kasson (GO)
4.000%, 02/01/23	320	334,236
City of Lakeville (GO) Series B
5.000%, 02/01/24	710	784,195
City of Maple Grove (GO) Series E
5.000%, 02/01/22	700	708,321
City of Marshall (GO) Series A
5.000%, 02/01/22	225	227,692
City of Minneapolis (GO)
3.000%, 12/01/27	3,000	3,203,676
City of Minnetonka (GO) Series A
4.000%, 02/01/22	415	418,971
City of Red Wing (GO) Series A
4.000%, 02/01/26	700	793,471
City of Richfield (GO) Series A
3.000%, 02/01/24	255	269,766
City of Rochester (GO) Series A
5.000%, 02/01/22	195	197,348
City of Saint Cloud (GO) Series A
3.000%, 02/01/24	450	465,121
City of Saint Paul (GO) Series A
5.000%, 03/01/22	400	406,352
City of Saint Paul (GO) Series H
5.000%, 11/01/21	285	285,000
City of Saint Paul Sewer Revenue (RB) Series D
3.000%, 12/01/21	700	701,588
City of Waconia (GO) Series A
3.000%, 02/01/23	450	465,287

	Face
	Amount^	Value†
	(000)
MINNESOTA — (Continued)
3.000%, 02/01/26	820	$900,732
City of West Saint Paul (GO) Series A
3.000%, 02/01/23	230	237,286
City of Woodbury (GO) Series A
2.000%, 02/01/22	145	145,671
Cloquet Independent School District No. 94 (GO) (SD CRED PROG) Series A
5.000%, 04/01/22	910	928,117
Dakota County Community Development Agency (RB) (CNTY GTD) Series B
5.000%, 01/01/23	1,180	1,245,188
Fosston Independent School District No. 601 (GO) (SD CRED PROG)
4.000%, 02/01/25	550	610,962
Hennepin County (GO) Series A
5.000%, 12/01/22	1,125	1,183,414
5.000%, 12/01/24	500	570,942
Hennepin County (GO) Series B
5.000%, 12/01/21	1,500	1,505,868
Houston County (GO) Series A
5.000%, 02/01/22	375	379,496
Itasca County (GO) Series A
5.000%, 02/01/23	865	913,669
Lakeville Independent School District No. 194 (GO) (SD CRED PROG) Series A
5.000%, 02/01/23	250	264,876
Lakeville Independent School District No. 194 (GO) (SD CRED PROG) Series C
5.000%, 02/01/23	185	195,959
Metropolitan Council (GO) Series A
5.000%, 03/01/22	150	152,413
5.000%, 03/01/23	840	893,481
Metropolitan Council (GO) Series C
5.000%, 03/01/26	1,050	1,245,347
Metropolitan Council (GO) Series D
5.000%, 03/01/22	780	792,545

DFA MN Municipal Bond Portfolio

CONTINUED

	Face
	Amount^	Value†
	(000)
MINNESOTA — (Continued)
Metropolitan Council (GO) Series I
4.000%, 03/01/22	200	$202,556
Milaca Independent School District No. 912 (GO) (SD CRED PROG) Series A
4.000%, 02/01/23	825	862,230
Minneapolis Special School District No. 1 (GO) (SD CRED PROG) Series
5.000%, 02/01/24	1,200	1,326,830
Minneapolis Special School District No. 1 (GO) (SD CRED PROG) Series A
5.000%, 02/01/24	200	221,138
Minnesota State (GO) Series A
5.000%, 08/01/22	500	518,174
5.000%, 10/01/23	615	671,255
5.000%, 09/01/24	500	565,362
5.000%, 10/01/24	200	226,861
5.000%, 08/01/25	200	216,345
Minnesota State (GO) Series B
5.000%, 10/01/22	615	642,305
5.000%, 08/01/23	1,340	1,452,216
5.000%, 08/01/24	200	225,425
4.000%, 08/01/25	300	329,718
Minnesota State (GO) Series D
5.000%, 08/01/22	450	466,356
5.000%, 10/01/22	1,230	1,284,610
5.000%, 08/01/23	410	444,335
Minnesota State (GO) Series E
5.000%, 10/01/22	500	522,199
Minnesota State Colleges And Universities Foundation (RB) Series A
5.000%, 10/01/24	300	339,823
Moorhead Independent School District No. 152 (GO) (SD CRED PROG) Series A
4.000%, 02/01/24	600	648,714
Morris Area Schools Independent School District No. 2769 (GO) (SD CRED PROG) Series A
4.000%, 02/01/24	300	323,724

	Face
	Amount^	Value†
	(000)
MINNESOTA — (Continued)
New London-Spicer Independent School District No. 345 (GO) (SD CRED PROG) Series A
3.000%, 02/01/23	150	$155,134
North Branch Independent School District No. 138 (GO) (SD CRED PROG) Series A
5.000%, 02/01/23	200	211,719
North Saint Paul-Maplewood-Oakdale Independent School District No. 622 (GO) (SD CRED PROG) Series A
5.000%, 02/01/22	330	333,931
3.000%, 02/01/24	255	269,707
Northern Municipal Power Agency (RB)
5.000%, 01/01/23	740	779,630
Olmsted County (GO) Series A
5.000%, 02/01/24	675	745,055
Osseo Independent School District No. 279 (GO) (SD CRED PROG) Series C
5.000%, 02/01/22	100	101,204
Polk County (GO) Series A
5.000%, 02/01/22	200	202,378
Ramsey County (GO) Series B
5.000%, 02/01/22	220	222,649
Rochester Independent School District No. 535 (GO) (SD CRED PROG) Series B
3.000%, 02/01/22	500	503,537
5.000%, 02/01/22	210	212,523
Swift County (GO) Series A
3.000%, 02/01/23	215	222,085
West St. Paul-Mendota Heights-Eagan Independent School District No. 197 (GO) (SD CRED PROG) Series A
5.000%, 02/01/23	160	169,478
White Bear Lake Independent School District No. 624 (GO) (SD CRED PROG) Series A
3.000%, 02/01/23	350	352,385

DFA MN MUNICIPAL BOND PORTFOLIO

CONTINUED

	Face
	Amount^	Value†
	(000)
MINNESOTA — (Continued)
Windom Independent School District No. 177 (GO) (SD CRED PROG) Series A
5.000%, 02/01/25	1,050	$1,201,590
Wright County (GO) Series A
5.000%, 12/01/21	515	516,998

TOTAL MUNICIPAL BONDS Cost ($39,693,374)		40,196,265

TOTAL INVESTMENTS — (100.0%) (Cost $39,693,374)		$40,196,265

Summary of the Portfolio’s investments as of October 31, 2021, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Municipal Bonds	—	$40,196,265	—	$40,196,265

TOTAL	—	$40,196,265	—	$40,196,265

See accompanying Notes to Financial Statements.

DFA OREGON MUNICIPAL BOND PORTFOLIO

SCHEDULE OF INVESTMENTS

October 31, 2021

	Face Amount^	Value†
	(000)
MUNICIPAL BONDS — (100.0%)
OREGON — (100.0%)
Benton & Linn Counties Consolidated School District No. 509J & 509A Corvallis (GO) (SCH BD GTY)
5.000%, 06/15/24	200	$224,147
Blue Mountain Community College District (GO) (SCH BD GTY)
4.000%, 06/15/23	185	196,089
City of Beaverton Water Revenue (RB)
5.000%, 04/01/22	525	535,563
5.000%, 04/01/29	100	127,523
City of Bend Water Revenue (RB)
5.000%, 12/01/21	255	256,000
5.000%, 12/01/23	400	438,587
5.000%, 12/01/26	200	238,393
City of Cottage Grove (GO)
5.000%, 09/01/26	500	599,979
4.000%, 06/01/29	100	119,902
City of Eugene Electric Utility System Revenue (RB) Series A
4.000%, 08/01/22	150	154,298
5.000%, 08/01/24	125	140,597
City of Hillsboro (GO)
5.000%, 06/01/24	450	503,454
City of Lake Oswego (GO)
5.000%, 12/01/26	250	303,420
City of Medford (GO) Series A
5.000%, 06/01/24	470	526,089
City of Newberg (GO)
4.000%, 12/01/25	100	113,150
City of Portland (GO)
5.000%, 06/15/23	100	107,728
5.000%, 02/01/24	500	552,846
City of Portland (GO) Series A
5.000%, 06/15/24	1,080	1,211,905
City of Portland (GO) Series B
5.000%, 06/15/23	500	538,638
City of Portland (GO) Series C
5.000%, 06/15/25	100	116,309

	Face Amount^	Value†
	(000)
OREGON — (Continued)
City of Portland
5.000%, 06/15/25	260	$302,403
City of Portland (GO)
5.000%, 06/01/26	850	1,017,838
City of Portland (GO) Series A
5.000%, 03/01/26	100	118,322
5.000%, 06/01/27	500	615,310
3.000%, 06/15/28	150	161,039
City of Portland (GO) Series B
5.000%, 06/15/26	430	515,495
City of Portland Sewer System Revenue (RB) Series A
5.000%, 06/15/22	580	597,386
5.000%, 06/15/23	140	150,819
5.000%, 10/01/23	225	245,445
5.000%, 06/15/24	175	196,178
5.000%, 06/15/27	700	836,706
City of Portland Sewer System Revenue (RB) Series A
5.000%, 05/01/24	260	290,086
City of Portland Water System Revenue (RB) Series A
5.000%, 04/01/24	125	139,009
5.000%, 04/01/25	400	461,468
City of Redmond (GO) Series B-1
5.000%, 06/01/30	80	100,900
City of Salem (GO)
5.000%, 06/01/23	145	155,920
5.000%, 06/01/25	375	436,188
5.000%, 06/01/26	150	179,919
City of Salem Water & Sewer Revenue (RB)
5.000%, 06/01/25	600	694,647
City of Springfield Sewer System Revenue (RB)
4.000%, 04/01/24	150	162,980
4.000%, 04/01/26	250	285,578
4.000%, 04/01/27	265	308,108
Clackamas & Washington Counties School District No. 3 (GO) (SCH BD GTY)
¤ 5.000%, 06/15/30 (Pre-refunded @ $100, 6/15/25)	705	819,889

DFA OREGON MUNICIPAL BOND PORTFOLIO

CONTINUED

	Face Amount^	Value†
	(000)
OREGON — (Continued)
Clackamas Community College District (GO) Series B
4.000%, 06/15/25	110	$123,573
Clackamas County (GO)
5.000%, 06/01/23	500	537,654
5.000%, 06/01/24	100	112,016
Clackamas County School District No. 46 Oregon Trail (GO) (SCH BD GTY)
5.000%, 06/15/26	200	239,563
Clackamas County School District No. 7J Lake Oswego (GO) (SCH BD GTY)
5.000%, 06/01/24	600	671,768
Clackamas County School District No. 7J Lake Oswego (GO) AGM
5.250%, 06/01/25	215	251,236
Clackamas County School District No. 86 Canby (GO) (SCH BD GTY) Series A
5.000%, 06/15/23	50	53,830
Clackamas County Service District No. 1 (RB)
5.000%, 12/01/23	100	109,911
5.000%, 12/01/26	230	279,019
Clatsop County School District No. 30 Warrenton-Hammond (GO) (SCH BD GTY) Series B
5.000%, 06/15/27	285	350,352
5.000%, 06/15/29	500	642,313
Columbia Gorge Community College District (GO)
4.000%, 04/01/26	75	85,674
Deschutes County Administrative School District No. 1 Bend-La Pine (GO) (SCH BD GTY)
5.000%, 06/15/26	515	617,395
Jackson County (GO)
4.000%, 06/01/23	135	142,905
Lane County School District No. 4J Eugene (GO) (SCH BD GTY)
¤ 4.000%, 06/15/33 (Pre-refunded @ $100, 6/15/24)	255	279,455

	Face Amount^	Value†
	(000)
OREGON — (Continued)
Linn & Benton Counties School District No. 8J Greater Albany (GO) (SCH BD GTY)
5.000%, 06/15/26	455	$545,006
Metro (GO)
5.000%, 06/01/26	1,140	1,363,959
Metropolitan Wastewater Management Commission (RB)
5.000%, 11/01/22	170	178,193
5.000%, 11/01/23	785	858,830
Multnomah & Clackamas Counties School District No. 10JT Gresham-Barlow (GO) (SCH BD GTY) Series B
5.000%, 06/15/27	500	614,343
Multnomah County (GO)
5.000%, 06/01/24	650	728,285
5.000%, 06/01/29	250	305,803
Multnomah County School District No. 1 Portland (GO) (SCH BD GTY)
5.000%, 06/15/23	200	215,421
5.000%, 06/15/24	155	173,714
5.000%, 06/15/25	800	928,905
Multnomah County School District No. 1 Portland (GO) (SCH BD GTY) Series B
5.000%, 06/15/23	400	430,842
Multnomah County School District No. 1 Portland
5.000%, 06/15/26	200	239,562
Multnomah County School District No. 7 Reynolds (GO) (SCH BD GTY)
4.000%, 06/01/24	185	202,029
Multnomah County School District No. 7 Reynolds (GO) (SCH BD GTY) Series A
5.000%, 06/15/25	600	696,679
Oregon State (GO)
5.000%, 05/01/22	165	168,968
5.000%, 05/01/25	450	520,428
Oregon State (GO) Series
5.000%, 06/01/26	325	388,686
Oregon State (GO) Series A
5.000%, 05/01/24	400	446,180
5.000%, 05/01/27	395	484,128

DFA OREGON MUNICIPAL BOND PORTFOLIO

CONTINUED

	Face Amount^	Value†
	(000)
OREGON — (Continued)
Oregon State (GO) Series C
¤ 5.000%, 08/01/43 (Pre-refunded @ $100, 8/1/24)	205	$231,121
Oregon State (GO) Series D
5.000%, 06/01/22	160	164,487
Oregon State (GO) Series F
5.000%, 05/01/23	200	214,288
5.000%, 05/01/24	150	167,317
5.000%, 08/01/25	200	233,188
¤ 5.000%, 05/01/30 (Pre-refunded @ $100, 5/1/23)	1,200	1,285,542
5.000%, 05/01/32	1,050	1,245,972
Oregon State (GO) Series G
¤ 5.000%, 11/01/30 (Pre-refunded @ $100, 11/1/23)	440	481,475
Oregon State (GO) Series H
5.000%, 05/01/23	175	187,502
5.000%, 08/01/23	105	113,716
5.000%, 05/01/24	150	167,317
5.000%, 06/01/25	215	249,331
5.000%, 06/01/27	315	376,097
5.000%, 06/01/29	365	434,340
Oregon State (GO) Series N
5.000%, 05/01/23	165	176,788
5.000%, 05/01/27	225	275,769
Oregon State (GO) Series P
5.000%, 08/01/23	100	108,301
Oregon State (GO)
5.000%, 05/01/24	400	446,180
5.000%, 06/01/24	850	951,203
5.000%, 06/01/28	150	188,742
Oregon State (GO) Series A
5.000%, 05/01/29	100	127,985
Oregon State (GO) Series K
5.000%, 11/01/26	340	411,544
Oregon State Department of Transportation (RB) Series A
5.000%, 11/15/23	125	136,974
¤ 5.000%, 11/15/27 (Pre-refunded @ $100, 11/15/24)	200	227,993
¤ 5.000%, 11/15/38 (Pre-refunded @ $100, 11/15/23)	350	383,632
Oregon State Department of Transportation (RB) Series A
5.000%, 11/15/25	855	1,005,984

	Face Amount^	Value†
	(000)
OREGON — (Continued)
Portland Community College District (GO)
5.000%, 06/15/23	745	$802,444
5.000%, 06/15/25	400	464,452
5.000%, 06/15/26	325	389,290
¤ 5.000%, 06/15/26 (Pre-refunded @ $100, 6/15/23)	500	538,494
Salem-Keizer School District No. 24J (GO) (SCH BD GTY)
5.000%, 06/15/25	675	783,763
Salem-Keizer School District No. 24J (GO) (SCH BD GTY) Series B
5.000%, 06/15/27	820	1,009,550
Tri-County Metropolitan Transportation District of Oregon (RB) Series A
5.000%, 09/01/22	725	754,018
5.000%, 09/01/23	325	353,036
¤ 5.000%, 09/01/29	395	476,904
Tri-County Metropolitan Transportation District of Oregon (RB) Series A
¤ 5.000%, 09/01/23 (Pre-refunded @ $100, 9/1/22)	750	779,955
5.000%, 09/01/24	435	491,469
5.000%, 09/01/38	500	632,665
Tualatin Hills Park & Recreation District (GO)
3.000%, 06/01/22	225	228,713
5.000%, 06/01/22	200	205,621
4.000%, 06/01/26	110	126,922
Washington & Clackamas Counties School District No. 23J Tigard-Tualatin (GO) (SCH BD GTY) Series J
5.000%, 06/15/28	140	171,147
Washington & Multnomah Counties School District No. 48J Beaverton (GO) (SCH BD GTY)
¤ 5.000%, 06/15/26 (Pre-refunded @ $100, 6/15/24)	350	392,688
¤ 5.000%, 06/15/32 (Pre-refunded @ $100, 6/15/24)	200	224,393

DFA OREGON MUNICIPAL BOND PORTFOLIO

CONTINUED

	Face Amount^	Value†
	(000)
OREGON — (Continued)
Washington & Multnomah Counties School District No. 48J Beaverton (GO) (SCH BD GTY) Series B
¤ 4.000%, 06/15/24 (Pre-refunded @ $100, 6/15/22)	300	$307,101
Washington & Multnomah Counties School District No. 48J Beaverton (GO) (SCH BD GTY) Series D
5.000%, 06/15/24	200	224,147
Washington Clackamas & Yamhill Counties School District No. 88J (GO) (SCH BD GTY)
5.000%, 06/15/25	345	400,590

	Face Amount^	Value†
	(000)
OREGON — (Continued)
Washington County (GO)
5.000%, 03/01/25	510	$587,269
5.000%, 03/01/26	380	451,235
Washington County Clean Water Services (RB)
5.000%, 10/01/23	310	338,043
5.000%, 10/01/24	225	255,289
5.000%, 10/01/25	480	563,425
Water Environment Services Sewer Revenue (RB)
5.000%, 06/01/24	95	106,468
5.000%, 06/01/25	1,000	1,162,003

TOTAL MUNICIPAL BONDS Cost ($ 52,634,055)		52,996,757

TOTAL INVESTMENTS — (100.0%) (Cost $ 52,634,055)		$52,996,757

Summary of the Portfolio’s investments as of October 31, 2021, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Municipal Bonds	—	$52,996,757	—	$52,996,757

TOTAL	—	$52,996,757	—	$52,996,757

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF ASSETS AND LIABILITIES

OCTOBER 31, 2021

(Amounts in thousands, except share and per share amounts)

	DFA One-Year Fixed Income Portfolio*	DFA Two-Year Global Fixed Income Portfolio*	DFA Selectively Hedged Global Fixed Income Portfolio*	DFA Five-Year Global Fixed Income Portfolio*
ASSETS:
Investment Securities at Value (including $455,277, $187,655, $11,129 and $205,544 of securities on loan, respectively)	$5,845,814	$5,645,058	$1,219,416	$13,593,227
Temporary Cash Investments at Value & Cost	3,737	—	—	—
Collateral from Securities on Loan Invested in Affiliate at Value (including cost of $464,502, $191,498, $11,410 and $210,449, respectively)	464,510	191,506	11,410	210,450
Foreign Currencies at Value	—	119,147	7,021	1,009
Cash	13	92,290	7,498	83,650
Receivables:
Investment Securities Sold	163,062	—	332	12,915
Dividends and Interest	899	21,046	6,200	46,164
Securities Lending Income	91	40	1	16
Fund Shares Sold	4,227	7,659	975	7,918
Unrealized Gain on Forward Currency Contracts	—	4,549	999	2,719
Unrealized Gain on Foreign Currency Contracts	—	66	6	31
Prepaid Expenses and Other Assets	58	36	20	98

Total Assets	6,482,411	6,081,397	1,253,878	13,958,197

LIABILITIES:
Payables:
Upon Return of Securities Loaned	464,492	191,487	11,409	210,454
Investment Securities Purchased	152,194	160,969	—	71,565
Fund Shares Redeemed	5,370	6,481	451	14,169
Due to Advisor	700	679	147	2,570
Unrealized Loss on Forward Currency Contracts	—	26,842	5,710	36,023
Accrued Expenses and Other Liabilities	1,357	1,023	191	2,143

Total Liabilities	624,113	387,481	17,908	336,924

NET ASSETS	$5,858,298	$5,693,916	$1,235,970	$13,621,273

Institutional Class Shares — based on net assets of $5,858,298; $5,693,916; $1,235,970 and $13,621,273 and shares outstanding of 568,946,189, 574,449,270, 126,635,712 and 1,263,949,873, respectively	$10.30	$9.91	$9.76	$10.78

NUMBER OF SHARES AUTHORIZED	4,000,000,000	4,000,000,000	1,000,000,000	6,600,000,000

Investment Securities at Cost	$5,846,847	$5,618,216	$1,222,051	$13,747,240

Foreign Currencies at Cost	$—	$119,148	$7,020	$1,012

NET ASSETS CONSIST OF:
Paid-In Capital	$5,871,516	$5,724,248	$1,292,610	$13,774,307
Total Distributable Earnings (Loss)	(13,218)	(30,332)	(56,640)	(153,034)

NET ASSETS	$5,858,298	$5,693,916	$1,235,970	$13,621,273

*	See Note I in the Notes to Financial Statements for additional information about securities lending collateral.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF ASSETS AND LIABILITIES

OCTOBER 31, 2021

(Amounts in thousands, except share and per share amounts)

	DFA World ex U.S. Government Fixed Income Portfolio	DFA Short-Term Government Portfolio	DFA Intermediate Government Fixed Income Portfolio	DFA Short-Term Extended Quality Portfolio*
ASSETS:
Investment Securities at Value (including $0, $0, $0 and $88,179 of securities on loan, respectively)	$1,695,010	$1,719,811	$6,148,032	$7,199,869
Temporary Cash Investments at Value & Cost	—	3,067	10,427	—
Collateral from Securities on Loan Invested in Affiliate at Value (including cost of $0, $0, $0 and $90,203, respectively)	—	—	—	90,204
Foreign Currencies at Value	393	—	—	10,839
Cash	12,231	—	—	37,887
Receivables:
Investment Securities Sold	10,143	22,650	—	5,086
Dividends and Interest	13,315	2,764	44,461	34,531
Securities Lending Income	—	—	—	3
Fund Shares Sold	1,431	1,459	2,038	7,839
Unrealized Gain on Forward Currency Contracts	4,953	—	—	3,205
Unrealized Gain on Foreign Currency Contracts	1	—	—	28
Prepaid Expenses and Other Assets	43	25	65	46

Total Assets	1,737,520	1,749,776	6,205,023	7,389,537

LIABILITIES:
Payables:
Upon Return of Securities Loaned	—	—	—	90,183
Fund Shares Redeemed	1,704	778	3,416	5,192
Due to Advisor	231	239	473	1,108
Unrealized Loss on Forward Currency Contracts	12,051	—	—	10,712
Unrealized Loss on Foreign Currency Contracts	1	—	—	1
Accrued Expenses and Other Liabilities	297	387	905	1,133

Total Liabilities	14,284	1,404	4,794	108,329

NET ASSETS	$1,723,236	$1,748,372	$6,200,229	$7,281,208

Institutional Class Shares — based on net assets of $1,723,236; $1,748,372; $6,200,229 and $7,281,208 and shares outstanding of 170,553,889, 167,636,302, 484,914,479 and 666,246,198, respectively	$10.10	$10.43	$12.79	$10.93

NUMBER OF SHARES AUTHORIZED	1,000,000,000	1,500,000,000	1,700,000,000	3,000,000,000

Investment Securities at Cost	$1,682,791	$1,740,966	$6,126,817	$7,211,802

Foreign Currencies at Cost	$391	$—	$—	$10,866

NET ASSETS CONSIST OF:
Paid-In Capital	$1,740,325	$1,795,700	$6,113,658	$7,260,248
Total Distributable Earnings (Loss)	(17,089)	(47,328)	86,571	20,960

NET ASSETS	$1,723,236	$1,748,372	$6,200,229	$7,281,208

*	See Note I in the Notes to Financial Statements for additional information about securities lending collateral.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF ASSETS AND LIABILITIES

OCTOBER 31, 2021

(Amounts in thousands, except share and per share amounts)

	DFA Intermediate- Term Extended Quality Portfolio*	DFA Targeted Credit Portfolio*	DFA Global Core Plus Fixed Income Portfolio*	DFA Investment Grade Portfolio*
ASSETS:
Investment Securities at Value (including $50,502, $10,407, $93,263 and $479,970 of securities on loan, respectively)	$2,057,793	$888,588	$3,358,357	$13,488,115
Collateral from Securities on Loan Invested in Affiliate at Value (including cost of $51,654, $10,644, $95,337 and $490,057, respectively)	51,656	10,645	95,339	490,081
Foreign Currencies at Value	—	19	331	2
Segregated Cash for Swaps Contracts	—	—	289	—
Cash	12,400	42,406	55,160	63,270
Receivables:
Investment Securities Sold	13,707	8,685	4,556	14,309
Dividends and Interest	16,572	5,969	27,183	99,936
Securities Lending Income	3	1	10	57
Fund Shares Sold	1,008	503	2,534	8,619
Unrealized Gain on Forward Currency Contracts	—	584	3,227	—
Unrealized Gain on Foreign Currency Contracts	—	69	2	—
Prepaid Expenses and Other Assets	34	31	—	135

Total Assets	2,153,173	957,500	3,546,988	14,164,524

LIABILITIES:
Payables:
Upon Return of Securities Loaned	51,693	10,647	95,356	490,311
Investment Securities Purchased	22,010	8,766	317,552	35,397
Fund Shares Redeemed	5,074	245	1,803	12,371
Due to Advisor	323	129	627	2,040
Unrealized Loss on Forward Currency Contracts	—	712	11,574	—
Unrealized Loss on Foreign Currency Contracts	—	1	97	—
Accrued Expenses and Other Liabilities	309	150	504	1,494

Total Liabilities	79,409	20,650	427,513	541,613

NET ASSETS.	$2,073,764	$936,850	$3,119,475	$13,622,911

Institutional Class Shares — based on net assets of $2,073,764; $936,850; $3,119,475 and $13,622,911 and shares outstanding of 180,449,213, 92,069,168, 292,472,584 and 1,174,815,264, respectively	$11.49	$10.18	$10.67	$11.60

NUMBER OF SHARES AUTHORIZED	2,000,000,000	1,000,000,000	2,000,000,000	2,000,000,000

Investment Securities at Cost	$2,008,230	$888,365	$3,316,745	$13,151,474

Foreign Currencies at Cost	$—	$19	$331	$2

NET ASSETS CONSIST OF:
Paid-In Capital	$1,989,986	$927,194	$3,059,955	$13,144,949
Total Distributable Earnings (Loss)	83,778	9,656	59,520	477,962

NET ASSETS	$2,073,764	$936,850	$3,119,475	$13,622,911

*	See Note I in the Notes to Financial Statements for additional information about securities lending collateral.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF ASSETS AND LIABILITIES

OCTOBER 31, 2021

(Amounts in thousands, except share and per share amounts)

	DFA Diversified Fixed Income Portfolio*	DFA LTIP Portfolio	DFA Inflation- Protected Securities Portfolio	DFA Short- Duration Real Return Portfolio*
ASSETS:
Investments in Affiliated Investment Companies at Value	$1,881,591	—	—	—
Investment Securities at Value (including $111, $0, $0 and $16,636 of securities on loan, respectively)	468,866	$386,862	$7,128,641	$1,687,290
Temporary Cash Investments at Value & Cost	10,286	—	74,953	—
Collateral from Securities on Loan Invested in Affiliate at Value (including cost of $114, $0, $0 and $17,050, respectively)	114	—	—	17,050
Foreign Currencies at Value	—	—	—	5,150
Segregated Cash for Swaps Contracts	—	—	—	50,622
Cash	—	1,581	—	56,236
Receivables:
Investment Securities/Affiliated Investment Companies Sold	—	—	—	221
Dividends and Interest	707	319	15,344	9,499
Securities Lending Income	1	—	—	2
Fund Shares Sold	1,946	71	10,247	10,393
Due from Advisor	4	—	—	—
Unrealized Gain on Swap Contracts	—	—	—	75,118
Unrealized Gain on Forward Currency Contracts	—	—	—	541
Unrealized Gain on Foreign Currency Contracts	—	—	—	13
Prepaid Expenses and Other Assets	70	18	77	56

Total Assets	2,363,585	388,851	7,229,262	1,912,191

LIABILITIES:
Payables:
Upon Return of Securities Loaned	113	—	—	17,048
Investment Securities/Affiliated Investment Companies Purchased	—	—	—	35,684
Fund Shares Redeemed	1,416	1,546	4,186	1,523
Due to Advisor	—	33	547	266
Segregated Cash for Swap Contracts	—	—	—	50,622
Unrealized Loss on Swap Contracts	—	—	—	142
Unrealized Loss on Forward Currency Contracts	—	—	—	8,661
Accrued Expenses and Other Liabilities	135	50	790	280

Total Liabilities	1,664	1,629	5,523	114,226

NET ASSETS	$2,361,921	$387,222	$7,223,739	$1,797,965

Institutional Class Shares — based on net assets of $2,361,921; $387,222; $7,223,739 and $1,797,965 and shares outstanding of 233,137,590, 32,420,822, 542,265,263 and 169,989,268, respectively	$10.13	$11.94	$13.32	$10.58

NUMBER OF SHARES AUTHORIZED	1,000,000,000	1,000,000,000	1,500,000,000	1,500,000,000

Investments in Affiliated Investment Companies at Cost	$1,895,998	$—	$—	$—

Investment Securities at Cost	$450,876	$339,721	$6,477,618	$1,685,080

Foreign Currencies at Cost	$—	$—	$—	$5,161

NET ASSETS CONSIST OF:
Paid-In Capital	$2,340,064	$332,510	$6,566,808	$1,725,444
Total Distributable Earnings (Loss)	21,857	54,712	656,931	72,521

NET ASSETS	$2,361,921	$387,222	$7,223,739	$1,797,965

* See Note I in the Notes to Financial Statements for additional information about securities lending collateral.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF ASSETS AND LIABILITIES

OCTOBER 31, 2021

(Amounts in thousands, except share and per share amounts)

	DFA Global Core Plus Real Return Portfolio	DFA Municipal Real Return Portfolio	DFA California Municipal Real Return Portfolio	DFA Municipal Bond Portfolio
ASSETS:
Investment Securities at Value	$290,309	$1,071,089	$200,851	$640,672
Foreign Currencies at Value	1	—	—	—
Segregated Cash for Swaps Contracts	3,850	34,570	4,270	—
Cash	2,589	29,299	2,631	198
Receivables:
Dividends and Interest	2,025	11,131	2,486	7,625
Fund Shares Sold	2,314	3,517	291	402
Unrealized Gain on Swap Contracts	10,916	63,723	10,519	—
Unrealized Gain on Forward Currency Contracts	338	—	—	—
Deferred Offering Costs	52	—	—	—
Prepaid Expenses and Other Assets	23	32	12	20

Total Assets	312,417	1,213,361	221,060	648,917

LIABILITIES:
Payables:
Investment Securities Purchased	25,201	24,617	2,418	—
Fund Shares Redeemed	47	219	60	112
Due to Advisor	35	192	36	105
Segregated Cash for Swap Contracts	3,850	34,570	4,270	—
Unrealized Loss on Swap Contracts	—	115	—	—
Unrealized Loss on Forward Currency Contracts	419	—	—	—
Accrued Expenses and Other Liabilities	56	229	60	112

Total Liabilities	29,608	59,942	6,844	329

NET ASSETS	$282,809	$1,153,419	$214,216	$648,588

Institutional Class Shares — based on net assets of $282,809; $1,153,419; $214,216 and $648,588 and shares outstanding of 27,094,006, 105,722,673, 19,902,283 and 62,544,072, respectively	$10.44	$10.91	$10.76	$10.37

NUMBER OF SHARES AUTHORIZED	500,000,000	1,000,000,000	500,000,000	1,000,000,000

Investment Securities at Cost	$295,993	$1,042,721	$197,150	$630,903

Foreign Currencies at Cost	$1	$—	$—	$—

NET ASSETS CONSIST OF:
Paid-In Capital	$274,791	$1,065,631	$201,912	$639,123
Total Distributable Earnings (Loss)	8,018	87,788	12,304	9,465

NET ASSETS	$282,809	$1,153,419	$214,216	$648,588

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF ASSETS AND LIABILITIES

OCTOBER 31, 2021

(Amounts in thousands, except share and per share amounts)

	DFA Short- Term Municipal Bond Portfolio	DFA Intermediate- Term Municipal Bond Portfolio	DFA Selective State Municipal Bond Portfolio	DFA California Short-Term Municipal Bond Portfolio
ASSETS:
Investment Securities at Value	$2,396,934	$2,110,013	$263,181	$861,655
Cash	63,002	17,145	4,535	14,663
Receivables:
Dividends and Interest	27,956	24,565	3,109	9,922
Fund Shares Sold	4,410	3,550	697	542
Prepaid Expenses and Other Assets	46	26	30	7

Total Assets	2,492,348	2,155,299	271,552	886,789

LIABILITIES:
Payables:
Investment Securities Purchased	53,577	15,608	4,324	12,052
Fund Shares Redeemed	1,479	5,654	2	1,569
Due to Advisor	374	328	5	134
Accrued Expenses and Other Liabilities	485	404	95	213

Total Liabilities	55,915	21,994	4,426	13,968

NET ASSETS	$2,436,433	$2,133,305	$267,126	$872,821

Institutional Class Shares — based on net assets of $2,436,433; $2,133,305; $267,126 and $872,821 and shares outstanding of 239,903,494, 204,510,116, 26,717,153 and 85,170,272, respectively	$10.16	$10.43	$10.00	$10.25

NUMBER OF SHARES AUTHORIZED	1,500,000,000	1,500,000,000	500,000,000	1,000,000,000

Investment Securities at Cost	$2,397,487	$2,048,732	$264,219	$860,431

NET ASSETS CONSIST OF:
Paid-In Capital	$2,437,266	$2,072,548	$268,097	$873,247
Total Distributable Earnings (Loss)	(833)	60,757	(971)	(426)

NET ASSETS	$2,436,433	$2,133,305	$267,126	$872,821

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF ASSETS AND LIABILITIES

OCTOBER 31, 2021

(Amounts in thousands, except share and per share amounts)

	DFA California Intermediate- Term Municipal Bond Portfolio	DFA NY Municipal Bond Portfolio	DFA MN Municipal Bond Portfolio	DFA Oregon Municipal Bond Portfolio
ASSETS:
Investment Securities at Value	$640,771	$121,235	$40,196	$52,997
Cash	9,163	771	629	1,981
Receivables:
Dividends and Interest	7,838	1,242	420	847
Fund Shares Sold	123	7	1	126
Prepaid Expenses and Other Assets	14	7	10	11

Total Assets	657,909	123,262	41,256	55,962

LIABILITIES:
Payables:
Investment Securities Purchased	5,825	—	366	1,574
Fund Shares Redeemed	1,125	255	8	64
Due to Advisor	101	24	13	11
Accrued Expenses and Other Liabilities	129	49	25	70

Total Liabilities	7,180	328	412	1,719

NET ASSETS	$650,729	$122,934	$40,844	$54,243

Institutional Class Shares — based on net assets of $650,729; $122,934; $40,844 and $54,243 and shares outstanding of 60,673,620, 12,019,677, 4,083,162 and 5,348,299, respectively	$10.73	$10.23	$10.00	$10.14

NUMBER OF SHARES AUTHORIZED	1,000,000,000	1,000,000,000	500,000,000	500,000,000

Investment Securities at Cost	$627,928	$120,619	$39,693	$52,634

NET ASSETS CONSIST OF:
Paid-In Capital	$638,108	$122,449	$40,333	$53,985
Total Distributable Earnings (Loss)	12,621	485	511	258

NET ASSETS	$650,729	$122,934	$40,844	$54,243

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2021

(Amounts in thousands)

	DFA One-Year Fixed Income Portfolio#	DFA Two-Year Global Fixed Income Portfolio#	DFA Selectively Hedged Global Fixed Income Portfolio#	DFA Five-Year Global Fixed Income Portfolio#
Investment Income
Interest	$10,491	$14,346	$11,625	$87,708
Income from Securities Lending	96	65	8	257

Total Investment Income	10,587	14,411	11,633	87,965

Expenses
Investment Management Fees	8,908	7,804	1,686	29,964
Accounting & Transfer Agent Fees	1,162	952	144	2,806
Custodian Fees	104	222	41	709
Filing Fees	228	142	51	260
Shareholders’ Reports	231	164	47	502
Directors’/Trustees’ Fees & Expenses	75	63	13	153
Professional Fees	77	70	14	172
Other	118	159	26	284

Total Expenses	10,903	9,576	2,022	34,850

Fees Paid Indirectly (Note C)	—	170	5	414

Net Expenses	10,903	9,406	2,017	34,436

Net Investment Income (Loss)	(316)	5,005	9,616	53,529

Realized and Unrealized Gain (Loss)
Net Realized Gain (Loss) on:
Investment Securities Sold**	765	134,031	32,305	538,322
Affiliated Investment Companies Shares Sold	(6)	—	—	(5)
Foreign Currency Transactions	—	(1,334)	1,318	1,547
Forward Currency Contracts	—	(99,208)	(7,462)	(398,032)
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	(2,359)	(2,105)	(25,646)	(212,535)
Affiliated Investment Companies Shares	8	8	—	1
Translation of Foreign Currency-Denominated Amounts	—	8	(17)	(126)
Forward Currency Contracts	—	(52,963)	(10,471)	(121,361)

Net Realized and Unrealized Gain (Loss)	(1,592)	(21,563)	(9,973)	(192,189)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(1,908)	$(16,558)	$(357)	$(138,660)

**	Net of foreign capital gain taxes withheld of $0, $0, $0 and $0, respectively.
#	Portion of income is from investment in affiliated fund.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2021

(Amounts in thousands)

	DFA World ex U.S. Government Fixed Income Portfolio	DFA Short- Term Government Portfolio	DFA Intermediate Government Fixed Income Portfolio	DFA Short- Term Extended Quality Portfolio#
Investment Income
Interest	$15,944	$5,865	$94,433	$71,029
Income from Securities Lending	—	—	—	70

Total Investment Income	15,944	5,865	94,433	71,099

Expenses
Investment Management Fees	3,036	3,111	5,443	13,274
Accounting & Transfer Agent Fees	329	394	1,118	1,422
Custodian Fees	117	25	60	157
Filing Fees	114	94	173	210
Shareholders’ Reports	80	102	193	251
Directors’/Trustees’ Fees & Expenses	22	25	69	78
Professional Fees	24	22	74	88
Previously Waived Fees Recovered by Advisor (Note C)	24	—	—	89
Other	39	42	136	135

Total Expenses	3,785	3,815	7,266	15,704

Fees Waived, Expenses Reimbursed by Advisor (Note C)	214	—	—	331
Fees Paid Indirectly (Note C)	83	—	—	27

Net Expenses	3,488	3,815	7,266	15,346

Net Investment Income (Loss)	12,456	2,050	87,167	55,753

Realized and Unrealized Gain (Loss)
Net Realized Gain (Loss) on:
Investment Securities Sold**	28,889	(2,098)	63,442	79,667
Affiliated Investment Companies Shares Sold	—	—	—	(2)
Foreign Currency Transactions	911	—	—	1,496
Forward Currency Contracts	(10,452)	—	—	(23,515)
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	(105,179)	(21,819)	(349,602)	(94,157)
Affiliated Investment Companies Shares	—	—	—	(1)
Translation of Foreign Currency-Denominated Amounts	(232)	—	—	(124)
Forward Currency Contracts	(25,957)	—	—	(29,108)

Net Realized and Unrealized Gain (Loss)	(112,020)	(23,917)	(286,160)	(65,744)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(99,564)	$(21,867)	$(198,993)	$(9,991)

**	Net of foreign capital gain taxes withheld of $0, $0, $0 and $0, respectively.
#	Portion of income is from investment in affiliated fund.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2021

(Amounts in thousands)

	DFA Intermediate- Term Extended Quality Portfolio#	DFA Targeted Credit Portfolio#	DFA Global Core Plus Fixed Income Portfolio#	DFA Investment Grade Portfolio#
Investment Income
Interest	$58,083	$14,130	$59,422	$284,159
Income from Securities Lending	53	18	71	841

Total Investment Income	58,136	14,148	59,493	285,000

Expenses
Investment Management Fees	4,159	1,586	6,628	24,130
Accounting & Transfer Agent Fees	425	190	585	2,734
Custodian Fees	15	22	81	93
Filing Fees	91	67	223	443
Shareholders’ Reports	98	53	92	332
Directors’/Trustees’ Fees & Expenses	26	10	31	142
Professional Fees	33	10	37	162
Previously Waived Fees Recovered by Advisor (Note C)	29	26	—	337
Other	53	24	77	279

Total Expenses	4,929	1,988	7,754	28,652

Fees Waived, Expenses Reimbursed by Advisor (Note C)	113	224	—	712
Fees Paid Indirectly (Note C)	3	5	7	22

Net Expenses	4,813	1,759	7,747	27,918

Net Investment Income (Loss)	53,323	12,389	51,746	257,082

Realized and Unrealized Gain (Loss)
Net Realized Gain (Loss) on:
Investment Securities Sold**	40,461	15,989	28,593	138,850
Affiliated Investment Companies Shares Sold	—	(2)	(2)	(29)
Foreign Currency Transactions	—	203	755	(58)
Forward Currency Contracts	—	(1,588)	(6,483)	(4,789)
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	(84,316)	(17,991)	(68,149)	(522,640)
Affiliated Investment Companies Shares	(3)	—	(3)	(21)
Translation of Foreign Currency-Denominated Amounts	—	(33)	(175)	(40)
Forward Currency Contracts	—	(2,662)	(18,897)	(4,064)

Net Realized and Unrealized Gain (Loss)	(43,858)	(6,084)	(64,361)	(392,791)

Net Increase (Decrease) in Net Assets Resulting from Operations	$9,465	$6,305	$(12,615)	$(135,709)

**	Net of foreign capital gain taxes withheld of $0, $0, $0 and $0, respectively.
#	Portion of income is from investment in affiliated fund.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2021

(Amounts in thousands)

	DFA Diversified Fixed Income Portfolio#	DFA LTIP Portfolio	DFA Inflation- Protected Securities Portfolio	DFA Short- Duration Real Return Portfolio#
Investment Income
Income Distributions	$15,334	—	—	—

Total Investment Income	15,334	—	—	—

Fund Investment Income
Interest	17,572	$16,919	$305,910	$21,192
Income from Securities Lending	20	—	—	27

Total Fund Investment Income	17,592	16,919	305,910	21,219

Expenses
Investment Management Fees	2,372	339	5,860	2,757
Accounting & Transfer Agent Fees	406	28	855	323
Custodian Fees	4	3	60	58
Filing Fees	119	54	169	63
Shareholders’ Reports	36	14	182	90
Directors’/Trustees’ Fees & Expenses	21	4	73	17
Professional Fees	6	3	78	18
Other	24	9	134	50

Total Expenses	2,988	454	7,411	3,376

Fees Waived, Expenses Reimbursed by Advisor (Note C)	2,189	—	—	—
Fees Paid Indirectly (Note C)	—	—	—	6

Net Expenses	799	454	7,411	3,370

Net Investment Income (Loss)	32,127	16,465	298,499	17,849

Realized and Unrealized Gain (Loss)
Capital Gain Distributions Received from Investment Securities	19,554	—	—	—
Net Realized Gain (Loss) on:
Investment Securities Sold**	280	8,757	3,677	14,388
Affiliated Investment Companies Shares Sold	(6)	—	—	(6)
Swap Contracts	—	—	—	12,579
Foreign Currency Transactions	— —		—	26
Forward Currency Contracts	—	—	—	(7,076)
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	7,015	5,336	131,328	(22,004)
Affiliated Investment Companies Shares	(67,438)	—	—	5
Swap Contracts	—	—	—	84,073
Translation of Foreign Currency-Denominated Amounts	—	—	—	36
Forward Currency Contracts	—	—	—	(10,062)

Net Realized and Unrealized Gain (Loss)	(40,595)	14,093	135,005	71,959

Net Increase (Decrease) in Net Assets Resulting from Operations	$(8,468)	$30,558	$433,504	$89,808

**	Net of foreign capital gain taxes withheld of $0, $0, $0 and $0, respectively.
#	Portion of income is from investment in affiliated fund.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2021

(Amounts in thousands)

	DFA Global Core Plus Real Return PortfolioƱ	DFA Municipal Real Return Portfolio	DFA California Municipal Real Return Portfolio	DFA Municipal Bond Portfolio
Investment Income
Interest	$1,760	$13,042	$2,066	$7,514

Total Investment Income	1,760	13,042	2,066	7,514

Expenses
Investment Management Fees	257	1,968	367	1,080
Accounting & Transfer Agent Fees	19	222	42	134
Custodian Fees	41	43	16	2
Filing Fees	9	60	21	49
Shareholders’ Reports	3	37	11	24
Directors’/Trustees’ Fees & Expenses	1	11	2	7
Professional Fees.	9	12	2	7
Organizational & Offering Costs	60	—	—	—
Previously Waived Fees Recovered by Advisor (Note C)	—	—	—	93
Other	6	45	18	17

Total Expenses	405	2,398	479	1,413

Fees Waived, Expenses Reimbursed by Advisor (Note C)	84	—	—	33

Net Expenses	321	2,398	479	1,380

Net Investment Income (Loss)	1,439	10,644	1,587	6,134

Realized and Unrealized Gain (Loss)
Net Realized Gain (Loss) on:
Investment Securities Sold**	103	(40)	(37)	1
Swap Contracts	—	2,154	489	—
Foreign Currency Transactions	(87)	—	—	—
Forward Currency Contracts	2,390	—	—	—
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	(5,684)	(12,300)	(1,992)	(7,648)
Swap Contracts	10,916	74,709	13,071	—
Translation of Foreign Currency-Denominated Amounts	(7)	—	—	—
Forward Currency Contracts	(81)	—	—	—

Net Realized and Unrealized Gain (Loss)	7,550	64,523	11,531	(7,647)

Net Increase (Decrease) in Net Assets Resulting from Operations	$8,989	$75,167	$13,118	$(1,513)

**	Net of foreign capital gain taxes withheld of $0, $0, $0 and $0, respectively.
Ʊ	The Portfolio commenced operations on April 26, 2021.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2021

(Amounts in thousands)

	DFA Short- Term Municipal Bond Portfolio	DFA Intermediate- Term Municipal Bond Portfolio	DFA Selective State Municipal Bond Portfolio	DFA California Short-Term Municipal Bond Portfolio
Investment Income
Interest	$12,585	$33,441	$1,596	$7,515

Total Investment Income	12,585	33,441	1,596	7,515

Expenses
Investment Management Fees	4,500	3,841	368	1,701
Accounting & Transfer Agent Fees	548	457	40	222
Custodian Fees	29	22	1	11
Filing Fees	149	103	47	27
Shareholders’ Reports	79	78	84	38
Directors’/Trustees’ Fees & Expenses	29	24	20	11
Professional Fees	30	26	2	12
Organizational & Offering Costs	—	—	56	—
Previously Waived Fees Recovered by Advisor (Note C)	—	7	11	—
Other	51	53	7	21

Total Expenses	5,415	4,611	636	2,043

Fees Waived, Expenses Reimbursed by Advisor (Note C)	—	—	212	—

Net Expenses	5,415	4,611	424	2,043

Net Investment Income (Loss)	7,170	28,830	1,172	5,472

Realized and Unrealized Gain (Loss)
Net Realized Gain (Loss) on:
Investment Securities Sold**	(572)	(711)	(26)	(1,037)
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	(7,266)	(30,532)	(933)	(3,998)

Net Realized and Unrealized Gain (Loss)	(7,838)	(31,243)	(959)	(5,035)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(668)	$(2,413)	$213	$437

**	Net of foreign capital gain taxes withheld of $0, $0, $0 and $0, respectively.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2021

(Amounts in thousands)

	DFA California Intermediate- Term Municipal Bond Portfolio	DFA NY Municipal Bond Portfolio	DFA MN Municipal Bond Portfolio	DFA Oregon Municipal Bond Portfolio
Investment Income
Interest	$8,018	$1,161	$458	$366

Total Investment Income	8,018	1,161	458	366

Expenses
Investment Management Fees	1,109	223	100	119
Accounting & Transfer Agent Fees	145	25	6	13
Custodian Fees	1	1	1	—
Filing Fees	31	22	9	14
Shareholders’ Reports	23	10	22	6
Directors’/Trustees’ Fees & Expenses	7	2	—	—
Professional Fees	7	2	—	1
Previously Waived Fees Recovered by Advisor (Note C)	67	24	21	23
Other	19	6	5	1

Total Expenses	1,409	315	164	177

Fees Waived, Expenses Reimbursed by Advisor (Note C)	—	36	36	24

Net Expenses	1,409	279	128	153

Net Investment Income (Loss)	6,609	882	330	213

Realized and Unrealized Gain (Loss)
Net Realized Gain (Loss) on:
Investment Securities Sold**	(8)	(136)	—	(3)
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	(7,484)	(708)	(381)	(360)

Net Realized and Unrealized Gain (Loss)	(7,492)	(844)	(381)	(363)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(883)	$38	$(51)	$(150)

**	Net of foreign capital gain taxes withheld of $0, $0, $0 and $0, respectively.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

					DFA Selectively		DFA
	DFA One-Year Fixed Income Portfolio		DFA Two-Year Global Fixed Income Portfolio		Hedged Global Fixed Income Portfolio		Five-Year Global Fixed Income Portfolio
	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	Oct 31,	Oct 31,	Oct 31,	Oct 31,	Oct 31,	Oct 31,	Oct 31,	Oct 31,
	2021	2020	2021	2020	2021	2020	2021	2020
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$(316)	$68,670	$5,005	$43,733	$9,616	$11,983	$53,529	$53,171
Net Realized Gain (Loss) on:
Investment Securities Sold*,**	765	982	134,031	(20,377)	32,305	(6,461)	538,322	(68,018)
Affiliated Investment Companies Shares Sold	(6)	22	—	—	—	2	(5)	(8)
Foreign Currency Transactions	—	—	(1,334)	(2,533)	1,318	115	1,547	(12,648)
Forward Currency Contracts	—	—	(99,208)	(58,082)	(7,462)	(16,347)	(398,032)	(239,386)
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	(2,359)	(3,740)	(2,105)	40,133	(25,646)	24,250	(212,535)	296,048
Affiliated Investment Companies Shares	8	(4)	8	—	—	(1)	1	(1)
Translation of Foreign Currency-Denominated Amounts	—	—	8	261	(17)	44	(126)	306
Forward Currency Contracts	—	—	(52,963)	62,888	(10,471)	10,648	(121,361)	190,190

Net Increase (Decrease) in Net Assets Resulting from Operations	(1,908)	65,930	(16,558)	66,023	(357)	24,233	(138,660)	219,654

Distributions:
Institutional Class Shares	(1,592)	(68,850)	(30,532)	(87,479)	(353)	(30,567)	(3,819)	(335,646)
Capital Share Transactions (1):
Shares Issued	2,590,795	3,941,731	1,679,495	1,655,183	272,742	281,755	3,889,481	3,952,051
Shares Issued in Lieu of Cash Distributions	1,478	64,147	27,086	76,847	352	30,491	3,763	331,642
Shares Redeemed	(3,386,361)	(4,765,606)	(1,287,009)	(1,907,560)	(167,314)	(411,009)	(3,417,878)	(6,434,968)

Net Increase (Decrease) from Capital Share Transactions	(794,088)	(759,728)	419,572	(175,530)	105,780	(98,763)	475,366	(2,151,275)

Total Increase (Decrease) in Net Assets	(797,588)	(762,648)	372,482	(196,986)	105,070	(105,097)	332,887	(2,267,267)
Net Assets
Beginning of Year	6,655,886	7,418,534	5,321,434	5,518,420	1,130,900	1,235,997	13,288,386	15,555,653

End of Year	$5,858,298	$6,655,886	$5,693,916	$5,321,434	$1,235,970	$1,130,900	$13,621,273	$13,288,386

(1) Shares Issued and Redeemed:
Shares Issued	251,534	382,449	168,729	165,867	27,823	29,212	356,554	365,108
Shares Issued in Lieu of Cash Distributions	143	6,228	2,725	7,762	37	3,186	346	30,908
Shares Redeemed	(328,773)	(462,425)	(129,291)	(191,528)	(17,077)	(42,829)	(313,455)	(594,289)

Net Increase (Decrease) from Shares Issued and Redeemed	(77,096)	(73,748)	42,163	(17,899)	10,783	(10,431)	43,445	(198,273)

*	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2021 of $0, $0, $0 and $0, respectively.
**	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2020 of $0, $0, $0 and $0, respectively.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	DFA World ex U.S. Government Fixed Income Portfolio		DFA Short-Term Government Portfolio		DFA Intermediate Government Fixed Income Portfolio		DFA Short-Term Extended Quality Portfolio
	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	Oct 31,	Oct 31,	Oct 31,	Oct 31,	Oct 31,	Oct 31,	Oct 31,	Oct 31,
	2021	2020	2021	2020	2021	2020	2021	2020
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$12,456	$10,293	$2,050	$12,897	$87,167	$103,525	$55,753	$76,051
Net Realized Gain (Loss) on:
Investment Securities Sold*,**	28,889	11,616	(2,098)	543	63,442	188,250	79,667	(12,624)
Affiliated Investment Companies Shares Sold	—	—	—	—	—	—	(2)	10
Foreign Currency Transactions	911	20	—	—	—	—	1,496	516
Forward Currency Contracts	(10,452)	(63,182)	—	—	—	—	(23,515)	(85,854)
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	(105,179)	69,147	(21,819)	1,261	(349,602)	127,352	(94,157)	101,788
Affiliated Investment Companies Shares	—	—	—	—	—	—	(1)	(4)
Translation of Foreign Currency-Denominated Amounts	(232)	(60)	—	—	—	—	(124)	231
Forward Currency Contracts	(25,957)	38,139	—	—	—	—	(29,108)	44,615

Net Increase (Decrease) in Net Assets Resulting from Operations	(99,564)	65,973	(21,867)	14,701	(198,993)	419,127	(9,991)	124,729

Distributions:
Institutional Class Shares	(29,683)	(61,037)	(1,444)	(16,913)	(222,349)	(106,230)	(21,477)	(125,151)
Capital Share Transactions (1):
Shares Issued	725,829	714,742	439,716	1,413,234	2,058,069	2,091,544	2,411,769	2,148,804
Shares Issued in Lieu of Cash Distributions	28,857	59,290	1,429	16,492	218,843	104,227	20,971	122,157
Shares Redeemed	(604,660)	(563,884)	(1,188,223)	(1,215,611)	(1,494,309)	(2,280,887)	(1,366,800)	(2,557,849)

Net Increase (Decrease) from Capital Share Transactions	150,026	210,148	(747,078)	214,115	782,603	(85,116)	1,065,940	(286,888)

Total Increase (Decrease) in Net Assets	20,779	215,084	(770,389)	211,903	361,261	227,781	1,034,472	(287,310)
Net Assets
Beginning of Year	1,702,457	1,487,373	2,518,761	2,306,858	5,838,968	5,611,187	6,246,736	6,534,046

End of Year	$1,723,236	$1,702,457	$1,748,372	$2,518,761	$6,200,229	$5,838,968	$7,281,208	$6,246,736

(1) Shares Issued and Redeemed:
Shares Issued	69,334	67,517	41,751	133,644	156,915	153,647	219,226	197,554
Shares Issued in Lieu of Cash Distributions	2,694	5,751	136	1,563	16,534	7,712	1,908	11,281
Shares Redeemed	(58,363)	(53,523)	(112,763)	(115,031)	(113,961)	(167,856)	(124,232)	(236,085)

Net Increase (Decrease) from Shares Issued and Redeemed	13,665	19,745	(70,876)	20,176	59,488	(6,497)	96,902	(27,250)

*	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2021 of $0, $0, $0 and $0, respectively.
**	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2020 of $0, $0, $0 and $0, respectively.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	DFA Intermediate-Term Extended Quality Portfolio		DFA Targeted Credit Portfolio		DFA Global Core Plus Fixed Income Portfolio		DFA Investment Grade Portfolio
	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	Oct 31,	Oct 31,	Oct 31,	Oct 31,	Oct 31,	Oct 31,	Oct 31,	Oct 31,
	2021	2020	2021	2020	2021	2020	2021	2020
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$53,323	$53,931	$12,389	$12,692	$51,746	$34,817	$257,082	$240,884
Net Realized Gain (Loss) on:
Investment Securities Sold*,**	40,461	31,351	15,989	(5,876)	28,593	1,604	138,850	58,689
Affiliated Investment Companies Shares Sold	—	(13)	(2)	—	(2)	(13)	(29)	(166)
Foreign Currency Transactions	—	—	203	(25)	755	(205)	(58)	165
Forward Currency Contracts	—	—	(1,588)	(12,061)	(6,483)	(29,694)	(4,789)	(19,756)
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	(84,316)	43,455	(17,991)	16,189	(68,149)	67,367	(522,640)	392,132
Affiliated Investment Companies Shares	(3)	(5)	—	(3)	(3)	(2)	(21)	(23)
Translation of Foreign Currency-Denominated Amounts	—	—	(33)	26	(175)	(59)	(40)	39
Forward Currency Contracts	—	—	(2,662)	5,632	(18,897)	24,807	(4,064)	10,137

Net Increase (Decrease) in Net Assets Resulting from Operations	9,465	128,719	6,305	16,574	(12,615)	98,622	(135,709)	682,101

Distributions:
Institutional Class Shares	(67,923)	(53,409)	(7,208)	(18,598)	(51,221)	(27,050)	(257,741)	(229,667)
Capital Share Transactions (1):
Shares Issued	700,308	894,761	295,455	297,392	1,405,734	1,278,169	5,149,011	4,131,499
Shares Issued in Lieu of Cash Distributions	64,600	50,165	6,981	17,968	51,177	27,049	253,417	226,392
Shares Redeemed	(763,707)	(601,591)	(183,594)	(261,032)	(642,342)	(529,427)	(2,548,668)	(3,491,018)

Net Increase (Decrease) from Capital Share Transactions	1,201	343,335	118,842	54,328	814,569	775,791	2,853,760	866,873

Total Increase (Decrease) in Net Assets	(57,257)	418,645	117,939	52,304	750,733	847,363	2,460,310	1,319,307
Net Assets
Beginning of Year	2,131,021	1,712,376	818,911	766,607	2,368,742	1,521,379	11,162,601	9,843,294

End of Year	$2,073,764	$2,131,021	$936,850	$818,911	$3,119,475	$2,368,742	$13,622,911	$11,162,601

(1) Shares Issued and Redeemed:
Shares Issued	60,115	77,622	28,889	29,617	130,059	120,914	435,971	351,037
Shares Issued in Lieu of Cash Distributions	5,532	4,356	685	1,788	4,692	2,619	21,558	19,533
Shares Redeemed	(65,924)	(52,978)	(17,965)	(26,150)	(59,402)	(51,353)	(216,147)	(301,834)

Net Increase (Decrease) from Shares Issued and Redeemed	(277)	29,000	11,609	5,255	75,349	72,180	241,382	68,736

*	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2021 of $0, $0, $0 and $0, respectively.
**	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2020 of $0, $0, $0 and $0, respectively.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	DFA Diversified Fixed Income Portfolio		DFA LTIP Portfolio		DFA Inflation-Protected Securities Portfolio		DFA Short-Duration Real Return Portfolio
	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	Oct 31,	Oct 31,	Oct 31,	Oct 31,	Oct 31,	Oct 31,	Oct 31,	Oct 31,
	2021	2020	2021	2020	2021	2020	2021	2020
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$32,127	$19,855	$16,465	$4,270	$298,499	$76,256	$17,849	$23,552
Capital Gain Distributions Received from Investment Securities	19,554	—	—	—	—	—	—	—
Net Realized Gain (Loss) on:
Investment Securities Sold*,**	280	(357)	8,757	20,979	3,677	10,978	14,388	(7,195)
Affiliated Investment Companies Shares Sold	(6)	2,252	—	—	—	—	(6)	4
Swap Contracts	—	—	—	—	—	—	12,579	(10,398)
Foreign Currency Transactions	—	—	—	—	—	—	26	(320)
Forward Currency Contracts	—	—	—	—	—	—	(7,076)	(2,318)
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	7,015	8,883	5,336	20,683	131,328	372,655	(22,004)	16,576
Affiliated Investment Companies Shares	(67,438)	27,503	—	—	—	—	5	(9)
Swap Contracts	—	—	—	—	—	—	84,073	3,898
Translation of Foreign Currency-Denominated Amounts	—	—	—	—	—	—	36	20
Forward Currency Contracts	—	—	—	—	—	—	(10,062)	5,352

Net Increase (Decrease) in Net Assets Resulting from Operations	(8,468)	58,136	30,558	45,932	433,504	459,889	89,808	29,162

Distributions:
Institutional Class Shares	(33,400)	(18,821)	(31,821)	(3,208)	(308,232)	(57,432)	(11,481)	(37,127)
Capital Share Transactions (1):
Shares Issued	1,250,930	786,152	162,753	144,835	2,516,447	1,982,544	778,490	467,499
Shares Issued in Lieu of Cash Distributions	33,397	18,817	31,821	3,208	303,621	56,270	11,228	36,198
Shares Redeemed	(408,616)	(381,156)	(96,764)	(115,132)	(1,344,084)	(1,706,524)	(463,634)	(586,975)

Net Increase (Decrease) from Capital Share Transactions	875,711	423,813	97,810	32,911	1,475,984	332,290	326,084	(83,278)

Total Increase (Decrease) in Net Assets	833,843	463,128	96,547	75,635	1,601,256	734,747	404,411	(91,243)
Net Assets
Beginning of Year	1,528,078	1,064,950	290,675	215,040	5,622,483	4,887,736	1,393,554	1,484,797

End of Year	$2,361,921	$1,528,078	$387,222	$290,675	$7,223,739	$5,622,483	$1,797,965	$1,393,554

(1) Shares Issued and Redeemed:
Shares Issued	122,222	76,437	14,170	12,395	189,749	157,067	75,414	47,262
Shares Issued in Lieu of Cash Distributions	3,271	1,857	2,726	278	23,067	4,474	1,115	3,664
Shares Redeemed	(39,894)	(37,246)	(8,383)	(10,037)	(101,386)	(136,993)	(45,214)	(59,889)

Net Increase (Decrease) from Shares Issued and Redeemed	85,599	41,048	8,513	2,636	111,430	24,548	31,315	(8,963)

*	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2021 of $0, $0, $0 and $0, respectively.
**	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2020 of $0, $0, $0 and $0, respectively.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	DFA Global Core Plus Real Return Portfolio	DFA Municipal Real Return Portfolio		DFA California Municipal Real Return Portfolio		DFA Municipal Bond Portfolio
	Period	Year	Year	Year	Year	Year	Year
	Apr 26, 2021 ʊ to Oct 31,	Ended Oct 31,	Ended Oct 31,	Ended Oct 31,	Ended Oct 31,	Ended Oct 31,	Ended Oct 31,
	2021	2021	2020	2021	2020	2021	2020
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$1,439	$10,644	$12,714	$1,587	$1,775	$6,134	$7,333
Net Realized Gain (Loss) on:
Investment Securities Sold*,**	103	(40)	2,257	(37)	(208)	1	(418)
Swap Contracts	—	2,154	(6,402)	489	(2,167)	—	—
Foreign Currency Transactions	(87)	—	—	—	—	—	—
Forward Currency Contracts	2,390	—	—	—	—	—	—
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	(5,684)	(12,300)	13,018	(1,992)	1,733	(7,648)	7,587
Swap Contracts	10,916	74,709	1,262	13,071	794	—	—
Translation of Foreign Currency-Denominated Amounts	(7)	—	—	—	—	—	—
Forward Currency Contracts	(81)	—	—	—	—	—	—

Net Increase (Decrease) in Net Assets Resulting from Operations	8,989	75,167	22,849	13,118	1,927	(1,513)	14,502

Distributions:
Institutional Class Shares	(950)	(10,503)	(12,801)	(1,502)	(1,824)	(6,104)	(7,369)
Return of Capital	—	—	—	—	(44)	—	—

Total Distributions	(950)	(10,503)	(12,801)	(1,502)	(1,868)	(6,104)	(7,369)

Capital Share Transactions (1):
Shares Issued	280,336	389,057	371,317	74,778	80,234	263,043	184,158
Shares Issued in Lieu of Cash Distributions	950	10,493	12,787	1,502	1,868	6,074	7,325
Shares Redeemed	(6,516)	(167,181)	(421,908)	(29,872)	(61,544)	(140,545)	(180,813)

Net Increase (Decrease) from Capital Share Transactions	274,770	232,369	(37,804)	46,408	20,558	128,572	10,670

Total Increase (Decrease) in Net Assets	282,809	297,033	(27,756)	58,024	20,617	120,955	17,803
Net Assets
Beginning of Period Year	—	856,386	884,142	156,192	135,575	527,633	509,830

End of Period Year	$282,809	$1,153,419	$856,386	$214,216	$156,192	$648,588	$527,633

(1) Shares Issued and Redeemed:
Shares Issued	27,635	36,671	37,070	7,141	8,083	25,128	17,643
Shares Issued in Lieu of Cash Distributions	92	991	1,276	144	186	581	702
Shares Redeemed	(633)	(15,824)	(42,955)	(2,850)	(6,330)	(13,431)	(17,449)

Net Increase (Decrease) from Shares Issued and Redeemed	27,094	21,838	(4,609)	4,435	1,939	12,278	896

*	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2021 of $0, $0, $0 and $0, respectively.
**	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2020 of $0, $0, $0 and $0, respectively.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	DFA Short-Term Municipal Bond Portfolio		DFA Intermediate-Term Municipal Bond Portfolio		DFA Selective State Municipal Bond Portfolio		DFA California Short-Term Municipal Bond Portfolio
						Period
						Sep 30,
	Year	Year	Year	Year	Year	2020 ʊ	Year	Year
	Ended	Ended	Ended	Ended	Ended	to	Ended	Ended
	Oct 31,	Oct 31,	Oct 31,	Oct 31,	Oct 31,	Oct 31,	Oct 31,	Oct 31,
	2021	2020	2021	2020	2021	2020	2021	2020
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$7,170	$23,039	$28,830	$30,943	$1,172	$7	$5,472	$9,988
Net Realized Gain (Loss) on:
Investment Securities Sold*,**	(572)	(123)	(711)	(950)	(26)	—	(1,037)	(1,202)
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	(7,266)	1,179	(30,532)	36,549	(933)	(104)	(3,998)	(104)

Net Increase (Decrease) in Net Assets Resulting from Operations	(668)	24,095	(2,413)	66,542	213	(97)	437	8,682

Distributions:
Institutional Class Shares	(6,543)	(23,645)	(28,015)	(30,959)	(1,085)	(2)	(4,219)	(10,276)
Return of Capital	(133)	—	—	—	—	—	—	(234)

Total Distributions	(6,676)	(23,645)	(28,015)	(30,959)	(1,085)	(2)	(4,219)	(10,510)

Capital Share Transactions (1):
Shares Issued	697,627	1,175,347	602,852	618,097	208,100	86,233	235,019	312,860
Shares Issued in Lieu of Cash Distributions	6,334	20,544	26,780	29,729	1,062	2	4,100	9,989
Shares Redeemed	(893,388)	(1,181,386)	(509,964)	(709,003)	(26,614)	(686)	(399,486)	(512,377)

Net Increase (Decrease) from Capital Share Transactions	(189,427)	14,505	119,668	(61,177)	182,548	85,549	(160,367)	(189,528)

Total Increase (Decrease) in Net Assets	(196,771)	14,955	89,240	(25,594)	181,676	85,450	(164,149)	(191,356)
Net Assets
Beginning of Year	2,633,204	2,618,249	2,044,065	2,069,659	85,450	—	1,036,970	1,228,326

End of Year	$2,436,433	$2,633,204	$2,133,305	$2,044,065	$267,126	$85,450	$872,821	$1,036,970

(1) Shares Issued and Redeemed:
Shares Issued	68,541	115,265	57,137	58,952	20,696	8,625	22,853	30,376
Shares Issued in Lieu of Cash Distributions	622	2,016	2,544	2,827	106	—	399	969
Shares Redeemed	(87,771)	(115,956)	(48,381)	(68,033)	(2,641)	(69)	(38,846)	(49,795)

Net Increase (Decrease) from Shares Issued and Redeemed	(18,608)	1,325	11,300	(6,254)	18,161	8,556	(15,594)	(18,450)

*	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2021 of $0, $0, $0 and $0, respectively.
**	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2020 of $0, $0, $0 and $0, respectively.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	DFA California Intermediate-Term Municipal Bond Portfolio		DFA NY Municipal Bond Portfolio		DFA MN Municipal Bond Portfolio		DFA Oregon Municipal Bond Portfolio
	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	Oct 31,	Oct 31,	Oct 31,	Oct 31,	Oct 31,	Oct 31,	Oct 31,	Oct 31,
	2021	2020	2021	2020	2021	2020	2021	2020
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$6,609	$7,481	$882	$1,233	$330	$710	$213	$286
Net Realized Gain (Loss) on:
Investment Securities Sold*,**	(8)	(257)	(136)	(128)	—	395	(3)	(104)
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	(7,484)	6,748	(708)	224	(381)	406	(360)	723

Net Increase (Decrease) in Net Assets Resulting from Operations	(883)	13,972	38	1,329	(51)	1,511	(150)	905

Distributions:
Institutional Class Shares	(6,427)	(7,659)	(757)	(1,253)	(514)	(730)	(210)	(290)
Return of Capital	—	(69)	—	—	—	—	—	(9)

Total Distributions	(6,427)	(7,728)	(757)	(1,253)	(514)	(730)	(210)	(299)

Capital Share Transactions (1):
Shares Issued	204,983	187,912	49,146	44,688	10,847	18,722	18,226	20,069
Shares Issued in Lieu of Cash Distributions	6,350	7,612	757	1,253	513	730	209	298
Shares Redeemed	(122,161)	(152,332)	(36,378)	(57,058)	(8,054)	(56,269)	(3,245)	(4,704)

Net Increase (Decrease) from Capital Share Transactions	89,172	43,192	13,525	(11,117)	3,306	(36,817)	15,190	15,663

Total Increase (Decrease) in Net Assets	81,862	49,436	12,806	(11,041)	2,741	(36,036)	14,830	16,269
Net Assets
Beginning of Year	568,867	519,431	110,128	121,169	38,103	74,139	39,413	23,144

End of Year	$650,729	$568,867	$122,934	$110,128	$40,844	$38,103	$54,243	$39,413

(1) Shares Issued and Redeemed:
Shares Issued	18,937	17,550	4,784	4,339	1,077	1,851	1,786	1,988
Shares Issued in Lieu of Cash Distributions	587	705	74	122	51	72	21	29
Shares Redeemed	(11,292)	(14,271)	(3,538)	(5,570)	(800)	(5,545)	(319)	(471)

Net Increase (Decrease) from Shares Issued and Redeemed	8,232	3,984	1,320	(1,109)	328	(3,622)	1,488	1,546

*	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2021 of $0, $0, $0 and $0, respectively.
**	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2020 of $0, $0, $0 and $0, respectively.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

	DFA One-Year Fixed Income Portfolio					DFA Two-Year Global Fixed Income Portfolio
	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	Oct 31,	Oct 31,	Oct 31,	Oct 31,	Oct 31,	Oct 31,	Oct 31,	Oct 31,	Oct 31,	Oct 31,
	2021	2020	2019	2018	2017	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Year	$10.30	$10.31	$10.24	$10.29	$10.31	$10.00	$10.03	$9.95	$9.99	$9.99

Income from Investment Operations (A)
Net Investment Income (Loss)	(—)	0.10	0.23	0.18	0.11	0.01	0.08	0.18	0.17	0.12
Net Gains (Losses) on Securities (Realized and Unrealized)	—	(0.01)	0.06	(0.06)	(0.02)	(0.04)	0.04	0.15	(0.08)	(0.03)

Total from Investment Operations	—	0.09	0.29	0.12	0.09	(0.03)	0.12	0.33	0.09	0.09

Less Distributions:
Net Investment Income	(—)	(0.10)	(0.22)	(0.17)	(0.11)	(0.06)	(0.15)	(0.25)	(0.13)	(0.09)

Total Distributions	—	(0.10)	(0.22)	(0.17)	(0.11)	(0.06)	(0.15)	(0.25)	(0.13)	(0.09)

Net Asset Value, End of Year	$10.30	$10.30	$10.31	$10.24	$10.29	$9.91	$10.00	$10.03	$9.95	$9.99

Total Return	0.02%	0.84%	2.90%	1.22%	0.86%	(0.33%)	1.23%	3.42%	0.87%	0.95%

Net Assets, End of Year (thousands)	$5,858,298	$6,655,886	$7,418,534	$7,970,071	$7,458,011	$5,693,916	$5,321,434	$5,518,420	$5,590,939	$5,201,650
Ratio of Expenses to Average Net Assets	0.17%	0.17%	0.18%	0.17%	0.17%	0.17%	0.17%	0.18%	0.17%	0.17%
Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly)	0.17%	0.17%	0.18%	0.17%	0.17%	0.17%	0.18%	0.18%	0.17%	0.17%
Ratio of Net Investment Income to Average Net Assets	—	0.95%	2.22%	1.76%	1.08%	0.09%	0.80%	1.83%	1.73%	1.21%
Portfolio Turnover Rate	96%	83%	30%	68%	86%	93%	51%	59%	81%	121%

See page 1-2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

	DFA Selectively Hedged Global Fixed Income Portfolio					DFA Five-Year Global Fixed Income Portfolio
	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	Oct 31,	Oct 31,	Oct 31,	Oct 31,	Oct 31,	Oct 31,	Oct 31,	Oct 31,	Oct 31,	Oct 31,
	2021	2020	2019	2018	2017	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Year	$9.76	$9.79	$9.60	$9.66	$9.72	$10.89	$10.96	$10.90	$11.03	$11.16

Income from Investment Operations (A)
Net Investment Income (Loss)	0.08	0.10	0.15	0.15	0.17	0.04	0.04	0.07	0.11	0.18
Net Gains (Losses) on Securities (Realized and Unrealized)	(0.08)	0.11	0.34	(0.04)	(0.08)	(0.15)	0.14	0.44	(0.07)	(0.08)

Total from Investment Operations	—	0.21	0.49	0.11	0.09	(0.11)	0.18	0.51	0.04	0.10

Less Distributions:
Net Investment Income	(—)	(0.24)	(0.30)	(0.17)	(0.15)	(—)	(0.25)	(0.45)	(0.16)	(0.19)
Net Realized Gains	—	—	—	—	—	—	—	—	(0.01)	(0.04)

Total Distributions	—	(0.24)	(0.30)	(0.17)	(0.15)	—	(0.25)	(0.45)	(0.17)	(0.23)

Net Asset Value, End of Year	$9.76	$9.76	$9.79	$9.60	$9.66	$10.78	$10.89	$10.96	$10.90	$11.03

Total Return	0.03%	2.20%	5.29%	1.12%	1.00%	(0.98%)	1.64%	4.88%	0.38%	0.95%

Net Assets, End of Year (thousands)	$1,235,970	$1,130,900	$1,235,997	$1,210,704	$1,137,725	$13,621,273	$13,288,386	$15,555,653	$15,130,986	$14,085,116
Ratio of Expenses to Average Net Assets	0.17%	0.17%	0.18%	0.17%	0.17%	0.26%	0.26%	0.28%	0.27%	0.27%
Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly)	0.17%	0.17%	0.18%	0.17%	0.17%	0.26%	0.27%	0.29%	0.27%	0.27%
Ratio of Net Investment Income to Average Net Assets	0.80%	1.01%	1.60%	1.62%	1.77%	0.39%	0.38%	0.63%	1.03%	1.66%
Portfolio Turnover Rate	94%	45%	62%	63%	52%	126%	47%	46%	67%	69%

See page 1-2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

	DFA World Ex U.S. Government Fixed Income Portfolio					DFA Short-Term Government Portfolio
	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	Oct 31,	Oct 31,	Oct 31,	Oct 31,	Oct 31,	Oct 31,	Oct 31,	Oct 31,	Oct 31,	Oct 31,
	2021	2020	2019	2018	2017	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Year	$10.85	$10.85	$10.45	$10.22	$10.37	$10.56	$10.57	$10.38	$10.59	$10.75

Income from Investment Operations (A)
Net Investment Income (Loss)	0.07	0.07	0.09	0.10	0.10	0.01	0.06	0.20	0.16	0.12
Net Gains (Losses) on Securities (Realized and Unrealized)	(0.64)	0.37	1.08	0.15	0.02	(0.13)	0.01	0.19	(0.22)	(0.13)

Total from Investment Operations	(0.57)	0.44	1.17	0.25	0.12	(0.12)	0.07	0.39	(0.06)	(0.01)

Less Distributions:
Net Investment Income	(0.09)	(0.33)	(0.73)	(0.02)	(0.25)	(0.01)	(0.08)	(0.20)	(0.15)	(0.12)
Net Realized Gains	(0.09)	(0.11)	(0.04)	—	(0.02)	—	—	—	—	(0.03)

Total Distributions	(0.18)	(0.44)	(0.77)	(0.02)	(0.27)	(0.01)	(0.08)	(0.20)	(0.15)	(0.15)

Net Asset Value, End of Year	$10.10	$10.85	$10.85	$10.45	$10.22	$10.43	$10.56	$10.57	$10.38	$10.59

Total Return	(5.34%)	4.28%	11.92%	2.42%	1.31%	(1.15%)	0.63%	3.75%	(0.60%)	(0.10%)

Net Assets, End of Year (thousands)	$1,723,236	$1,702,457	$1,487,373	$1,126,037	$933,640	$1,748,372	$2,518,761	$2,306,858	$2,304,374	$2,221,841
Ratio of Expenses to Average Net Assets	0.20%	0.19%	0.20%	0.20%	0.20%	0.20%	0.20%	0.20%	0.19%	0.19%
Ratio of Expenses to Average Net Assets (Excluding Fees Waived, Expenses Reimbursed by Advisor and Fees Paid Indirectly)	0.21%	0.22%	0.22%	0.21%	0.21%	0.20%	0.20%	0.20%	0.19%	0.19%
Ratio of Net Investment Income to Average Net Assets	0.70%	0.66%	0.85%	0.94%	1.04%	0.11%	0.52%	1.92%	1.52%	1.17%
Portfolio Turnover Rate	31%	41%	49%	37%	51%	58%	85%	58%	30%	34%

See page 1-2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

	DFA Intermediate Government Fixed Income Portfolio					DFA Short-Term Extended Quality Portfolio
	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	Oct 31,	Oct 31,	Oct 31,	Oct 31,	Oct 31,	Oct 31,	Oct 31,	Oct 31,	Oct 31,	Oct 31,
	2021	2020	2019	2018	2017	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Year	$13.72	$12.99	$11.88	$12.45	$12.86	$10.97	$10.95	$10.68	$10.85	$10.90

Income from Investment Operations (A)
Net Investment Income (Loss)	0.19	0.25	0.29	0.27	0.26	0.09	0.13	0.19	0.19	0.20
Net Gains (Losses) on Securities (Realized and Unrealized)	(0.61)	0.74	1.10	(0.57)	(0.39)	(0.10)	0.10	0.35	(0.16)	(0.07)

Total from Investment Operations	(0.42)	0.99	1.39	(0.30)	(0.13)	(0.01)	0.23	0.54	0.03	0.13

Less Distributions:
Net Investment Income	(0.17)	(0.26)	(0.28)	(0.26)	(0.25)	(0.03)	(0.21)	(0.27)	(0.19)	(0.18)
Net Realized Gains	(0.34)	—	—	(0.01)	(0.03)	—	—	—	(0.01)	—

Total Distributions	(0.51)	(0.26)	(0.28)	(0.27)	(0.28)	(0.03)	(0.21)	(0.27)	(0.20)	(0.18)

Net Asset Value, End of Year	$12.79	$13.72	$12.99	$11.88	$12.45	$10.93	$10.97	$10.95	$10.68	$10.85

Total Return	(3.20%)	7.67%	11.81%	(2.44%)	(0.93%)	(0.05%)	2.13%	5.11%	0.22%	1.19%

Net Assets, End of Year (thousands)	$6,200,229	$5,838,968	$5,611,187	$4,964,670	$4,629,841	$7,281,208	$6,246,736	$6,534,046	$5,650,059	$5,559,764
Ratio of Expenses to Average Net Assets	0.12%	0.12%	0.13%	0.12%	0.12%	0.22%	0.22%	0.22%	0.22%	0.22%
Ratio of Expenses to Average Net Assets (Excluding Fees Waived, Expenses Reimbursed by Advisor and Fees Paid Indirectly)	0.12%	0.12%	0.13%	0.12%	0.12%	0.22%	0.23%	0.23%	0.22%	0.22%
Ratio of Net Investment Income to Average Net Assets	1.44%	1.85%	2.28%	2.22%	2.06%	0.80%	1.20%	1.73%	1.76%	1.85%
Portfolio Turnover Rate	25%	45%	25%	16%	12%	80%	40%	51%	27%	23%

See page 1-2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

	DFA Intermediate-Term Extended Quality Portfolio					DFA Targeted Credit Portfolio
	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	Oct 31,	Oct 31,	Oct 31,	Oct 31,	Oct 31,	Oct 31,	Oct 31,	Oct 31,	Oct 31,	Oct 31,
	2021	2020	2019	2018	2017	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$11.79	$11.29	$10.11	$10.85	$10.97	$10.18	$10.19	$9.80	$10.06	$10.08

Income from Investment Operations (A)
Net Investment Income (Loss)	0.28	0.32	0.35	0.33	0.33	0.14	0.16	0.21	0.22	0.22
Net Gains (Losses) on Securities (Realized and Unrealized)	(0.21)	0.50	1.17	(0.71)	(0.11)	(0.05)	0.07	0.42	(0.24)	(0.03)

Total from Investment Operations	0.07	0.82	1.52	(0.38)	0.22	0.09	0.23	0.63	(0.02)	0.19

Less Distributions:
Net Investment Income	(0.28)	(0.32)	(0.34)	(0.33)	(0.32)	(0.09)	(0.24)	(0.24)	(0.22)	(0.21)
Net Realized Gains	(0.09)	—	—	(0.03)	(0.02)	—	(—)	—	(0.02)	—

Total Distributions	(0.37)	(0.32)	(0.34)	(0.36)	(0.34)	(0.09)	(0.24)	(0.24)	(0.24)	(0.21)

Net Asset Value, End of Period	$11.49	$11.79	$11.29	$10.11	$10.85	$10.18	$10.18	$10.19	$9.80	$10.06

Total Return	0.52%	7.37%	15.27%	(3.53%)	2.05%	0.85%	2.32%	6.51%	(0.18%)	1.94%

Net Assets, End of Period (thousands)	$2,073,764	$2,131,021	$1,712,376	$1,782,191	$1,804,891	$936,850	$818,911	$766,607	$651,780	$514,588
Ratio of Expenses to Average Net Assets	0.22%	0.22%	0.22%	0.22%	0.22%	0.20%	0.20%	0.20%	0.20%	0.20%
Ratio of Expenses to Average Net Assets (Excluding Fees Waived, Expenses Reimbursed by Advisor and Fees Paid Indirectly)	0.22%	0.23%	0.23%	0.22%	0.22%	0.22%	0.23%	0.24%	0.23%	0.23%
Ratio of Net Investment Income to Average Net Assets	2.44%	2.80%	3.25%	3.21%	3.03%	1.41%	1.61%	2.12%	2.25%	2.25%
Portfolio Turnover Rate	43%	42%	19%	24%	18%	65%	35%	17%	19%	41%

See page 1-2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

	DFA Global Core Plus Fixed Income Portfolio					DFA Investment Grade Portfolio
				Period
	Year	Year	Year	Jan 11,		Year	Year	Year	Year	Year
	Ended	Ended	Ended	2018 ʊ to		Ended	Ended	Ended	Ended	Ended
	Oct 31,	Oct 31,	Oct 31,	Oct 31,		Oct 31,	Oct 31,	Oct 31,	Oct 31,	Oct 31,
	2021	2020	2019	2018		2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$10.91	$10.50	$9.89	$10.00		$11.96	$11.38	$10.38	$10.90	$11.04

Income from Investment Operations (A)
Net Investment Income (Loss)	0.20	0.20	0.20	0.15		0.24	0.28	0.29	0.27	0.25
Net Gains (Losses) on Securities (Realized and Unrealized)	(0.22)	0.39	0.96	(0.21)		(0.36)	0.57	1.00	(0.53)	(0.16)

Total from Investment Operations	(0.02)	0.59	1.16	(0.06)		(0.12)	0.85	1.29	(0.26)	0.09

Less Distributions:
Net Investment Income	(0.19)	(0.18)	(0.55)	(0.05)		(0.24)	(0.27)	(0.29)	(0.26)	(0.23)
Net Realized Gains	(0.03)	—	—	—		(—)	—	—	—	—

Total Distributions	(0.22)	(0.18)	(0.55)	(0.05)		(0.24)	(0.27)	(0.29)	(0.26)	(0.23)

Net Asset Value, End of Period	$10.67	$10.91	$10.50	$9.89		$11.60	$11.96	$11.38	$10.38	$10.90

Total Return	(0.22%)	5.69%	12.33%	(0.56	%)(B)	(1.01%)	7.54%	12.60%	(2.38%)	0.86%

Net Assets, End of Period (thousands)	$3,119,475	$2,368,742	$1,521,379	$592,325		$13,622,911	$11,162,601	$9,843,294	$8,638,793	$8,185,290
Ratio of Expenses to Average Net Assets *	0.28%	0.29%	0.30%	0.30	%(C)(D)(E)	0.22%	0.22%	0.22%	0.22%	0.22%
Ratio of Expenses to Average Net Assets (Excluding Fees Waived, Expenses Reimbursed by Advisor and Fees Paid Indirectly) *	0.28%	0.29%	0.30%	0.31	%(C)(D)(E)	0.22%	0.23%	0.23%	0.22%	0.22%
Ratio of Net Investment Income to Average Net Assets	1.87%	1.90%	1.99%	1.82	%(D)(E)	2.02%	2.38%	2.69%	2.55%	2.32%
Portfolio Turnover Rate	17%	32%	14%	68	%(B)	17%	22%	21%	15%	18%

*The Ratio of Expenses to Average Net Assets is inclusive of acquired fund fees and expenses incurred by the Portfolio indirectly as a result of Portfolio’s investment in Underlying Funds as follows:	N/A	N/A	N/A	0.01%		N/A	N/A	N/A	N/A	N/A

See page 1-2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

	DFA Diversified Fixed Income Portfolio										DFA LTIP Portfolio
	Year		Year		Year		Year		Year		Year	Year	Year	Year	Year
	Ended		Ended		Ended		Ended		Ended		Ended	Ended	Ended	Ended	Ended
	Oct 31,		Oct 31,		Oct 31,		Oct 31,		Oct 31,		Oct 31,	Oct 31,	Oct 31,	Oct 31,	Oct 31,
	2021		2020		2019		2018		2017		2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$10.36		$10.00		$9.47		$9.76		$9.92		$12.16	$10.11	$8.47	$9.31	$9.81

Income from Investment Operations (A)
Net Investment Income (Loss)	0.17		0.17		0.22		0.19		0.15		0.56	0.20	0.24	0.33	0.25
Net Gains (Losses) on Securities (Realized and Unrealized)	(0.22)		0.35		0.53		(0.29)		(0.16)		0.39	1.99	1.66	(0.83)	(0.50)

Total from Investment Operations	(0.05)		0.52		0.75		(0.10)		(0.01)		0.95	2.19	1.90	(0.50)	(0.25)

Less Distributions:
Net Investment Income	(0.17)		(0.16)		(0.22)		(0.19)		(0.15)		(0.52)	(0.14)	(0.22)	(0.34)	(0.24)
Net Realized Gains	(0.01)		—		—		(—)		—		(0.65)	—	(0.04)	—	(0.01)

Total Distributions	(0.18)		(0.16)		(0.22)		(0.19)		(0.15)		(1.17)	(0.14)	(0.26)	(0.34)	(0.25)

Net Asset Value, End of Period	$10.13		$10.36		$10.00		$9.47		$9.76		$11.94	$12.16	$10.11	$8.47	$9.31

Total Return	(0.54%)		5.26%		7.97%		(1.05%)		(0.05%)		8.30%	21.75%	22.69%	(5.73%)	(2.52%)

Net Assets, End of Period (thousands)	$2,361,921		$1,528,078		$1,064,950		$796,296		$530,016		$387,222	$290,675	$215,040	$168,648	$124,591
Ratio of Expenses to Average Net Assets *	0.15	%(C)	0.15	%(C)	0.15	%(C)	0.15	%(C)	0.15	%(C)	0.13%	0.14%	0.15%	0.15%	0.15%
Ratio of Expenses to Average Net Assets (Excluding Fees Waived, Expenses Reimbursed by Advisor and Fees Paid Indirectly) *	0.26	%(C)	0.27	%(C)	0.27	%(C)	0.26	%(C)	0.29	%(C)	0.13%	0.14%	0.15%	0.14%	0.14%
Ratio of Net Investment Income to Average Net Assets	1.63%		1.61%		2.21%		1.93%		1.56%		4.86%	1.71%	2.52%	3.52%	2.75%
Portfolio Turnover Rate	2%		12%		3%		3%		5%		39%	65%	38%	53%	2%

* The Ratio of Expenses to Average Net Assets is inclusive of acquired fund fees and expenses incurred by the Portfolio indirectly as a result of Portfolio’s investment in Underlying Funds as follows:	0.11%		0.11%		0.12%		0.11%		0.11%		N/A	N/A	N/A	N/A	N/A

See page 1-2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

	DFA Inflation-Protected Securities Portfolio					DFA Short-Duration Real Return Portfolio
	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	Oct 31,	Oct 31,	Oct 31,	Oct 31,	Oct 31,	Oct 31,	Oct 31,	Oct 31,	Oct 31,	Oct 31,
	2021	2020	2019	2018	2017	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Year	$13.05	$12.03	$11.25	$11.79	$12.09	$10.05	$10.06	$9.92	$10.02	$10.02

Income from Investment Operations (A)
Net Investment Income (Loss)	0.61	0.19	0.25	0.35	0.25	0.12	0.17	0.20	0.18	0.17
Net Gains (Losses) on Securities (Realized and Unrealized)	0.27	0.97	0.78	(0.52)	(0.29)	0.49	0.07	0.20	(0.11)	(0.03)

Total from Investment Operations	0.88	1.16	1.03	(0.17)	(0.04)	0.61	0.24	0.40	0.07	0.14

Less Distributions:
Net Investment Income	(0.57)	(0.13)	(0.25)	(0.37)	(0.23)	(0.08)	(0.25)	(0.26)	(0.17)	(0.14)
Net Realized Gains	(0.04)	(0.01)	—	—	(0.03)	—	—	—	—	—

Total Distributions	(0.61)	(0.14)	(0.25)	(0.37)	(0.26)	(0.08)	(0.25)	(0.26)	(0.17)	(0.14)

Net Asset Value, End of Year	$13.32	$13.05	$12.03	$11.25	$11.79	$10.58	$10.05	$10.06	$9.92	$10.02

Total Return	6.91%	9.69%	9.16%	(1.53%)	(0.26%)	6.13%	2.43%	4.16%	0.70%	1.42%

Net Assets, End of Year (thousands)	$7,223,739	$5,622,483	$4,887,736	$4,491,326	$4,359,301	$1,797,965	$1,393,554	$1,484,797	$1,441,718	$1,130,418
Ratio of Expenses to Average Net Assets	0.11%	0.12%	0.12%	0.12%	0.12%	0.22%	0.23%	0.24%	0.23%	0.24%
Ratio of Expenses to Average Net Assets (Excluding Fees Waived, Expenses Reimbursed by Advisor and Fees Paid Indirectly)	0.11%	0.12%	0.12%	0.12%	0.12%	0.22%	0.23%	0.24%	0.23%	0.23%
Ratio of Net Investment Income to Average Net Assets	4.58%	1.49%	2.13%	3.01%	2.14%	1.17%	1.68%	1.98%	1.78%	1.72%
Portfolio Turnover Rate	1%	15%	28%	24%	16%	72%	44%	42%	39%	35%

See page 1-2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

	DFA Global Core Plus Real Return Portfolio		DFA Municipal Real Return Portfolio
	Period Apr 26, 2021 Ʊ to Oct 31, 2021		Year Ended Oct 31, 2021	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2018	Year Ended Oct 31, 2017
Net Asset Value, Beginning of Period	$10.00		$10.21	$9.99	$9.71	$9.94	$9.93

Income from Investment Operations (A)
Net Investment Income (Loss)	0.08		0.11	0.15	0.16	0.15	0.13
Net Gains (Losses) on Securities (Realized and Unrealized)	0.40		0.70	0.22	0.28	(0.23)	0.01

Total from Investment Operations	0.48		0.81	0.37	0.44	(0.08)	0.14

Less Distributions:
Net Investment Income	(0.04)		(0.11)	(0.15)	(0.16)	(0.15)	(0.13)

Total Distributions	(0.04)		(0.11)	(0.15)	(0.16)	(0.15)	(0.13)

Net Asset Value, End of Period	$10.44		$10.91	$10.21	$9.99	$9.71	$9.94

Total Return	4.78	%(B)	8.00%	3.77%	4.56%	(0.86%)	1.42%

Net Assets, End of Period (thousands)	$282,809		$1,153,419	$856,386	$884,142	$865,710	$716,821
Ratio of Expenses to Average Net Assets	0.30	%(D)(E)	0.24%	0.24%	0.23%	0.23%	0.23%
Ratio of Expenses to Average Net Assets (Excluding Fees Waived, Expenses Reimbursed by Advisor and Fees Paid Indirectly)	0.38	%(D)(E)	0.24%	0.24%	0.24%	0.24%	0.24%
Ratio of Net Investment Income to Average Net Assets	1.34	%(D)(E)	1.08%	1.51%	1.62%	1.51%	1.34%
Portfolio Turnover Rate	27	%(B)	14%	34%	6%	8%	4%

See page 1-2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

	DFA California Municipal Real Return Portfolio					DFA Municipal Bond Portfolio
	Year Ended Oct 31, 2021	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Period Nov 1, 2017 ʊ to Oct 31, 2018		Year Ended Oct 31, 2021	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2018	Year Ended Oct 31, 2017
Net Asset Value, Beginning of Year	$10.10	$10.02	$9.80	$10.00		$10.50	$10.33	$9.96	$10.18	$10.22

Income from Investment Operations (A)
Net Investment Income (Loss)	0.09	0.12	0.15	0.13		0.11	0.15	0.15	0.14	0.12
Net Gains (Losses) on Securities (Realized and Unrealized)	0.66	0.08	0.21	(0.22)		(0.13)	0.17	0.37	(0.23)	(0.04)

Total from Investment Operations	0.75	0.20	0.36	(0.09)		(0.02)	0.32	0.52	(0.09)	0.08

Less Distributions:
Net Investment Income	(0.09)	(0.12)	(0.14)	(0.11)		(0.11)	(0.15)	(0.15)	(0.13)	(0.12)
Return of Capital	—	(0.00)*	—	—		—	—	—	—	—

Total Distributions	(0.09)	(0.12)	(0.14)	(0.11)		(0.11)	(0.15)	(0.15)	(0.13)	(0.12)

Net Asset Value, End of Year	$10.76	$10.10	$10.02	$9.80		$10.37	$10.50	$10.33	$9.96	$10.18

Total Return	7.41%	2.04%	3.73%	(0.86	%)(B)	(0.23%)	3.11%	5.28%	(0.84%)	0.76%

Net Assets, End of Year (thousands)	$214,216	$156,192	$135,575	$122,368		$648,588	$527,633	$509,830	$453,447	$351,938
Ratio of Expenses to Average Net Assets	0.26%	0.27%	0.28%	0.30	%(D)(E)	0.23%	0.23%	0.22%	0.23%	0.23%
Ratio of Expenses to Average Net Assets (Excluding Fees Waived, Expenses Reimbursed by Advisor and Fees Paid Indirectly)	0.26%	0.28%	0.29%	0.32	%(D)(E)	0.23%	0.23%	0.25%	0.24%	0.24%
Ratio of Net Investment Income to Average Net Assets	0.86%	1.19%	1.46%	1.31	%(D)(E)	1.02%	1.43%	1.51%	1.38%	1.17%
Portfolio Turnover Rate	24%	21%	12%	2	%(B)	15%	33%	13%	11%	8%

See page 1-2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

	DFA Short-Term Municipal Bond Portfolio					DFA Intermediate-Term Municipal Bond Portfolio
	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	Oct 31,	Oct 31,	Oct 31,	Oct 31,	Oct 31,	Oct 31,	Oct 31,	Oct 31,	Oct 31,	Oct 31,
	2021	2020	2019	2018	2017	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Year	$10.19	$10.18	$10.10	$10.18	$10.21	$10.58	$10.38	$9.93	$10.19	$10.25

Income from Investment Operations (A)
Net Investment Income (Loss)	0.03	0.09	0.12	0.11	0.10	0.14	0.16	0.16	0.15	0.14
Net Gains (Losses) on Securities (Realized and Unrealized)	(0.03)	0.01	0.08	(0.08)	(0.03)	(0.15)	0.20	0.45	(0.26)	(0.06)

Total from Investment Operations	—	0.10	0.20	0.03	0.07	(0.01)	0.36	0.61	(0.11)	0.08

Less Distributions:
Net Investment Income	(0.03)	(0.09)	(0.12)	(0.11)	(0.10)	(0.14)	(0.16)	(0.16)	(0.15)	(0.14)

Total Distributions	(0.03)	(0.09)	(0.12)	(0.11)	(0.10)	(0.14)	(0.16)	(0.16)	(0.15)	(0.14)

Net Asset Value, End of Year	$10.16	$10.19	$10.18	$10.10	$10.18	$10.43	$10.58	$10.38	$9.93	$10.19

Total Return	(0.03%)	1.02%	2.03%	0.28%	0.67%	(0.11%)	3.47%	6.17%	(1.08%)	0.75%

Net Assets, End of Year (thousands)	$2,436,433	$2,633,204	$2,618,249	$2,553,257	$2,531,941	$2,133,305	$2,044,065	$2,069,659	$1,782,680	$1,667,648
Ratio of Expenses to Average Net Assets	0.22%	0.22%	0.23%	0.22%	0.22%	0.22%	0.23%	0.23%	0.22%	0.23%
Ratio of Expenses to Average Net Assets (Excluding Fees Waived, Expenses Reimbursed by Advisor and Fees Paid Indirectly)	0.22%	0.22%	0.23%	0.22%	0.22%	0.22%	0.23%	0.23%	0.22%	0.23%
Ratio of Net Investment Income to Average Net Assets	0.29%	0.88%	1.22%	1.08%	0.96%	1.35%	1.50%	1.57%	1.51%	1.35%
Portfolio Turnover Rate	67%	140%	90%	31%	16%	9%	31%	12%	6%	4%

See page 1-2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

	DFA Selective State Municipal Bond Portfolio			DFA California Short-Term Municipal Bond Portfolio
	Year Ended Oct 31, 2021	Period Sep 30, 2020 ʊ to Oct 31, 2020		Year Ended Oct 31, 2021	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2018	Year Ended Oct 31, 2017
Net Asset Value, Beginning of Period	$9.99	$10.00		$10.29	$10.30	$10.23	$10.31	$10.33

Income from Investment Operations (A)
Net Investment Income (Loss)	0.06	—		0.06	0.09	0.12	0.11	0.09
Net Gains (Losses) on Securities (Realized and Unrealized)	0.01	(0.01)		(0.05)	(0.01)	0.07	(0.09)	(0.02)

Total from Investment Operations	0.07	(0.01)		0.01	0.08	0.19	0.02	0.07

Less Distributions:
Net Investment Income	(0.06)	(—)		(0.05)	(0.09)	(0.12)	(0.10)	(0.09)
Return of Capital	—	—		—	(0.00)*	—	—	—

Total Distributions	(0.06)	—		(0.05)	(0.09)	(0.12)	(0.10)	(0.09)

Net Asset Value, End of Period	$10.00	$9.99		$10.25	$10.29	$10.30	$10.23	$10.31

Total Return	0.66%	(0.10	%)(B)	0.05%	0.82%	1.88%	0.22%	0.68%

Net Assets, End of Period (thousands)	$267,126	$85,450		$872,821	$1,036,970	$1,228,326	$1,185,733	$1,031,539
Ratio of Expenses to Average Net Assets	0.23%	0.23	%(D)(E)	0.22%	0.22%	0.23%	0.22%	0.22%
Ratio of Expenses to Average Net Assets (Excluding Fees Waived, Expenses Reimbursed by Advisor and Fees Paid Indirectly)	0.34%	0.34	%(D)(E)	0.22%	0.22%	0.24%	0.22%	0.22%
Ratio of Net Investment Income to Average Net Assets	0.64%	0.11	%(D)(E)	0.58%	0.87%	1.19%	1.02%	0.88%
Portfolio Turnover Rate	3%	0	%(B)	55%	83%	97%	39%	19%

See page 1-2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

	DFA California Intermediate-Term Municipal Bond Portfolio					DFA NY Municipal Bond Portfolio
	Year Ended Oct 31, 2021	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2018	Year Ended Oct 31, 2017	Year Ended Oct 31, 2021	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2018	Year Ended Oct 31, 2017
Net Asset Value, Beginning of Period	$10.85	$10.72	$10.33	$10.58	$10.62	$10.29	$10.26	$10.10	$10.24	$10.25

Income from Investment Operations (A)
Net Investment Income (Loss)	0.12	0.15	0.16	0.15	0.14	0.08	0.11	0.14	0.12	0.11
Net Gains (Losses) on Securities (Realized and Unrealized)	(0.13)	0.13	0.38	(0.25)	(0.04)	(0.07)	0.03	0.15	(0.14)	(0.01)

Total from Investment Operations	(0.01)	0.28	0.54	(0.10)	0.10	0.01	0.14	0.29	(0.02)	0.10

Less Distributions:
Net Investment Income	(0.11)	(0.15)	(0.15)	(0.15)	(0.14)	(0.07)	(0.11)	(0.13)	(0.12)	(0.11)
Return of Capital	—	(0.00)*	—	—	—	—	—	—	—	—

Total Distributions	(0.11)	(0.15)	(0.15)	(0.15)	(0.14)	(0.07)	(0.11)	(0.13)	(0.12)	(0.11)

Net Asset Value, End of Period.	$10.73	$10.85	$10.72	$10.33	$10.58	$10.23	$10.29	$10.26	$10.10	$10.24

Total Return	(0.07%)	2.66%	5.30%	(0.96%)	0.97%	0.10%	1.39%	2.92%	(0.20%)	0.94%

Net Assets, End of Period (thousands)	$650,729	$568,867	$519,431	$435,549	$347,302	$122,934	$110,128	$121,169	$100,432	$91,204
Ratio of Expenses to Average Net Assets	0.23%	0.23%	0.22%	0.23%	0.23%	0.25%	0.24%	0.23%	0.25%	0.25%
Ratio of Expenses to Average Net Assets (Excluding Fees Waived, Expenses Reimbursed by Advisor and Fees Paid Indirectly)	0.23%	0.23%	0.24%	0.23%	0.23%	0.28%	0.28%	0.29%	0.25%	0.25%
Ratio of Net Investment Income to Average Net Assets	1.07%	1.38%	1.47%	1.45%	1.36%	0.79%	1.07%	1.32%	1.20%	1.06%
Portfolio Turnover Rate	10%	33%	19%	7%	7%	54%	91%	40%	27%	15%

See page 1-2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

	DFA MN Municipal Bond Portfolio						DFA Oregon Municipal Bond Portfolio
	Year Ended Oct 31, 2021	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2018	Period Jul 25, 2017 ʊ to Oct 31, 2017		Year Ended Oct 31, 2021	Year Ended Oct 31, 2020	Period Sep 10, 2019 ʊ to Oct 31, 2019
Net Asset Value, Beginning of Period.	$10.15	$10.05	$9.73	$9.95	$10.00		$10.21	$10.00	$10.00

Income from Investment Operations (A)
Net Investment Income (Loss)	0.08	0.11	0.11	0.11	0.02		0.05	0.09	0.01
Net Gains (Losses) on Securities (Realized and Unrealized)	(0.10)	0.10	0.32	(0.22)	(0.05)		(0.08)	0.21	(0.01)

Total from Investment Operations	(0.02)	0.21	0.43	(0.11)	(0.03)		(0.03)	0.30	—

Less Distributions:
Net Investment Income	(0.08)	(0.11)	(0.11)	(0.11)	(0.02)		(0.04)	(0.09)	(—)
Net Realized Gains	(0.05)	—	—	—	—		—	—	—
Return of Capital	—	—	—	—	—		—	(0.00)*	—

Total Distributions	(0.13)	(0.11)	(0.11)	(0.11)	(0.02)		(0.04)	(0.09)	—

Net Asset Value, End of Period	$10.00	$10.15	$10.05	$9.73	$9.95		$10.14	$10.21	$10.00

Total Return	(0.18%)	2.13%	4.47%	(1.16%)	(0.28	%)(B)	(0.25%) 3.03%		0.05	%(B)

Net Assets, End of Period (thousands)	$40,844	$38,103	$74,139	$66,318	$61,259		$54,243	$39,413	$23,144
Ratio of Expenses to Average Net Assets	0.32%	0.30%	0.30%	0.32%	0.24	%(D)(E)	0.32%	0.29%	0.32	%(D)(E)
Ratio of Expenses to Average Net Assets (Excluding Fees Waived, Expenses Reimbursed by Advisor and Fees Paid Indirectly)	0.41%	0.37%	0.38%	0.38%	0.37	%(D)(E)	0.37%	0.87%	0.65	%(D)(E)
Ratio of Net Investment Income to Average Net Assets	0.83%	1.05%	1.14%	1.09%	0.96	%(D)(E)	0.45%	0.87%	0.47	%(D)(E)
Portfolio Turnover Rate	20%	27%	14%	14%	N/A	(B)	8%	11%	0	%(B)

See page 1-2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

NOTES TO FINANCIAL STATEMENTS

A. Organization:

DFA Investment Dimensions Group Inc. (the "Fund") is an open-end management investment company registered under the Investment Company Act of 1940, whose shares are generally offered to institutional investors, retirement plans and clients of registered investment advisors. The Fund consists of one hundred operational portfolios, of which twenty-eight (the “Portfolios”) are included in this report. The remaining operational portfolios are presented in separate reports. The Portfolios are investment companies, and accordingly, follow the accounting and reporting guidance under the Financial Accounting Standards Board (“FASB”) Accounting Standards Certification (“ASC”), Topic 946, “Financial Services-Investment Companies.”

The DFA Diversified Fixed Income Portfolio achieves its investment objective by investing directly in securities as listed on its Schedule of Investments and/or in other series of the Fund as indicated below (collectively, the "Underlying Funds"). The Underlying Funds’ shareholder reports are included in this report. As of October 31, 2021, the Portfolio was the owner of record of the following approximate percentages of the total outstanding shares of the following Underlying Funds as detailed below:

Fund of Funds	Underlying Funds	Percentage Ownership at 10/31/21
DFA Diversified Fixed Income Portfolio	DFA Two-Year Global Fixed Income Portfolio	12%
	DFA Intermediate Government Fixed Income
	Portfolio	19%

B. Significant Accounting Policies:

The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Fund in preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates, and those differences could be material.

1. Security Valuation: The Portfolios use a fair value hierarchy, which prioritizes the inputs-to-valuation techniques used to measure fair value into three broad levels described below:

•	Level 1 – inputs are quoted prices in active markets for identical securities (including equity securities, open-end investment companies, and futures contracts)

•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Portfolios’ own assumptions in determining the fair value of investments)

Debt securities held by the Portfolios are valued on the basis of evaluated prices provided by one or more pricing services or other reasonably reliable sources including broker/dealers that typically handle the purchase and sale of such securities. Securities that are traded over-the-counter and on a stock exchange generally will be valued according to the broadest and most representative market, and it is expected that for bonds and other fixed income securities, this ordinarily will be the over-the-counter market. Securities for which quotations are not readily available (including restricted securities), or for which market quotations have become unreliable, are valued in good faith at fair value in accordance with procedures adopted by the Board of Directors of the Fund. These securities are generally categorized as Level 2 or Level 3 in the hierarchy.

Over-the-counter derivative contracts, which include forward currency contracts, do not require material subjectivity as pricing inputs are observed from quoted markets and are categorized as Level 2 in the hierarchy. Swap agreements will be valued at the price provided by an independent third-party pricing service or source. If a price is not available from an independent third-party pricing service or source, the swap agreement will be valued in good faith at fair value in accordance with procedures adopted by the Board. These securities are generally categorized as Level 2 in the hierarchy.

Shares held by the Portfolios in other investment companies (such as the Underlying Funds shares held by the DFA Diversified Fixed Income Portfolio) are valued at their respective daily net asset values as reported by their administrator. These valuations are classified as Level 1 in the hierarchy.

A summary of the inputs used to value the Portfolios’ investments by each major security type, industry and/or country is disclosed previously in this note. Valuation hierarchy tables have been included at the end of the Schedules of Investments. The methodology or inputs used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

2. Foreign Currency Translation: Securities and other assets and liabilities of DFA Two-Year Global Fixed Income Portfolio, DFA Selectively Hedged Global Fixed Income Portfolio, DFA Five-Year Global Fixed Income Portfolio, DFA World ex U.S. Government Fixed Income Portfolio, DFA Short-Term Extended Quality Portfolio, DFA Intermediate-Term Extended Quality Portfolio, DFA Targeted Credit Portfolio, DFA Global Core Plus Fixed Income Portfolio, DFA Global Core Plus Real Return Portfolio (the "International Fixed Income Portfolios"), DFA Investment Grade Portfolio, DFA Diversified Fixed Income Portfolio and DFA Short-Duration Real Return Portfolio whose values are initially expressed in foreign currencies are translated to U.S. dollars using the mean between the most recent bid and ask prices for the U.S. dollar as quoted by generally recognized reliable sources. To facilitate the translation, the Portfolios enter into foreign currency contracts. A foreign currency contract is a spot agreement between two parties to buy and sell currencies at current market exchange rates, for settlement generally within two business days. Dividend and interest income and certain expenses are translated to U.S. dollars at the rate of exchange on their respective accrual dates. Receivables and payables denominated in foreign currencies are marked-to-market daily based on daily exchange rates and exchange gains or losses are realized upon ultimate receipt or disbursement. The International Fixed Income Portfolios, DFA Investment Grade Portfolio, DFA Diversified Fixed Income Portfolio and DFA Short-Duration Real Return Portfolio also enter into forward currency contracts for the purpose of hedging against fluctuations in currency exchange rates or to transfer balances from one currency to another. DFA Selectively Hedged Global Fixed Income Portfolio may hedge the currency exposure of its foreign securities or leave some or all of the currency exposure unhedged. Forward currency contracts are marked-to-market daily based on daily forward exchange rates.

The International Fixed Income Portfolios, DFA Investment Grade Portfolio, DFA Diversified Fixed Income Portfolio and DFA Short-Duration Real Return Portfolio isolate the effect of foreign currency rate fluctuations when determining the realized gain or loss upon the sale or maturity of foreign currency-denominated debt obligations pursuant to U.S. Federal income tax regulations; such amounts are categorized as foreign exchange gain or loss for income tax reporting purposes.

Realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates of securities transactions, and the difference between amounts of interest, dividends and any foreign withholding taxes recorded on the books of the International Fixed Income Portfolios, DFA Investment Grade Portfolio, DFA Diversified Fixed Income Portfolio and DFA Short-Duration Real Return Portfolio and the U.S. dollar equivalent amounts actually received or paid.

3. Treasury Inflation-Protected Securities (TIPS): Inflation-protected securities (also known as inflation indexed securities) are securities whose principal and/or interest payments are adjusted for inflation, unlike conventional debt securities that make fixed principal and interest payments. Inflation-protected securities include Treasury Inflation-Protected Securities (“TIPS”), which are securities issued by the U.S. Treasury. The principal value of TIPS is adjusted for inflation (payable at maturity) and the semi-annual interest payments by TIPS equal a fixed percentage of the inflation-adjusted principal amount. These inflation adjustments are based upon the Consumer Price Index for Urban Consumers (CPI-U). The original principal value of TIPS is guaranteed, even during period of deflation. At maturity, TIPS are redeemed at the greater of their inflation-adjusted principal or par amount at original issue. Other types of inflation-protected securities may use other methods to adjust for inflation and other measures of inflation. Additionally, inflation-protected securities issued by entities other than the U.S. Treasury may not provide a guarantee of principal value at maturity.

4. To-Be-Announced (TBA) Commitments: TBA commitments are commitments to purchase or sell mortgage-backed securities for a fixed price at a future date, typically not exceeding 90 days. TBA’s may be considered securities in themselves and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. This risk is in addition to the risk of decline in each Portfolio’s other assets. Unsettled TBA’s are valued at the current market value of the underlying securities, according to the procedures described in the section entitled "Valuation of Securities".

5. Deferred Compensation Plan: Each eligible Director of the Fund may elect to participate in the Fee Deferral Plan for Independent Directors and Trustees (the “Plan”). Under the Plan, effective January 1, 2002, such Directors may defer payment of all or a portion of their total fees earned as a Director. These deferred amounts may be treated as though such amounts had been invested in shares of the following funds: the U.S. Large Cap Value Portfolio, U.S. Core Equity 1 Portfolio, U.S. Large Company Portfolio, U.S. Vector Equity Portfolio, U.S. Micro Cap Portfolio, DFA International Value Portfolio, International Core Equity Portfolio, Emerging Markets Portfolio, Emerging Markets Core Equity Portfolio, DFA Inflation-Protected Securities Portfolio, and/or DFA Two-Year Global Fixed Income Portfolio. Contributions made under the Plan and the change in unrealized appreciation (depreciation) and income are included in Directors’/ Trustees’ Fees & Expenses.

The Directors may receive their distributions of proceeds by one of the following methods: lump sum, annual installments over a period of agreed-upon years, or quarterly installments over a period of agreed-upon years. Each Director shall have the right in a notice of election (the “Notice”) to defer the receipt of the Director’s deferred compensation until a date specified by such Director in the Notice. The date may not be sooner than the earlier of: (i) the first business day of January following the year in which such Director ceases to be a member of the Board of Directors of the Fund; and (ii) five years following the effective date of the Director’s first deferral election. If a Director who elects to defer fees fails to designate in the Notice a time or date as of which payment of the Director’s deferred fee account shall commence, payment of such amount shall commence as of the first business day of January following the year in which the Director ceases to be a member of the Board (unless the Director files an amended Notice selecting a different distribution date).

6. Other: Security transactions are accounted for as of the trade date. Costs used in determining realized gains and losses on the sale of investment securities/affiliated investment companies and foreign currency are accounted for on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions received on securities and from the investment in affiliated investment companies that represent a return of capital or capital gains are recorded as a reduction of cost of investments or as a realized gain, respectively. The Portfolios estimate the character of received distributions that may be considered return of capital distributions. Interest income is recorded on an accrual basis. Discount and premium on debt securities purchased are amortized over the lives of the respective securities, using the effective interest method. Expenses directly attributable to a Portfolio are directly charged. Common expenses of the Fund or the Portfolios are allocated using methods approved by the Board, generally based on average net assets.

The Portfolios may be subject to taxes imposed by countries in which they invest with respect to their investments in issuers existing or operating in such countries. Such taxes are generally based on income earned or repatriated and capital gains realized on the sale of such investments. The Portfolios accrue such taxes when the related income or capital gains are earned or throughout the holding period. Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales earned by foreign investors. Additionally, if there is a deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

Organizational costs are expensed during the fiscal year of inception of the Portfolios. Offering costs are amortized over a twelve-month period from the inception of the Portfolios.

C. Investment Advisor:

The Advisor, Dimensional Fund Advisors LP, provides investment management services to the Portfolios. For the year ended October 31, 2021, the Portfolios’ investment management fees were accrued daily and paid monthly to the Advisor based on the following effective annual rates of average daily net assets:

DFA One-Year Fixed Income Portfolio	0.14%
DFA Two-Year Global Fixed Income Portfolio	0.14%
DFA Selectively Hedged Global Fixed Income Portfolio	0.14%
DFA Five-Year Global Fixed Income Portfolio	0.22%
DFA World ex U.S. Government Fixed Income Portfolio	0.17%
DFA Short-Term Government Portfolio	0.16%
DFA Intermediate Government Fixed Income Portfolio	0.09%
DFA Short-Term Extended Quality Portfolio	0.19%
DFA Intermediate-Term Extended Quality Portfolio	0.19%
DFA Targeted Credit Portfolio	0.18%
DFA Global Core Plus Fixed Income Portfolio	0.24%
DFA Investment Grade Portfolio	0.19%
DFA Diversified Fixed Income Portfolio	0.12%
DFA LTIP Portfolio	0.10%
DFA Inflation-Protected Securities Portfolio	0.09%
DFA Short-Duration Real Return Portfolio	0.18%
DFA Global Core Plus Real Return Portfolio	0.24%
DFA Municipal Real Return Portfolio	0.20%
DFA California Municipal Real Return Portfolio	0.20%
DFA Municipal Bond Portfolio	0.18%
DFA Short-Term Municipal Bond Portfolio	0.18%
DFA Intermediate-Term Municipal Bond Portfolio	0.18%
DFA Selective State Municipal Bond Portfolio	0.20%
DFA California Short-Term Municipal Bond Portfolio	0.18%
DFA California Intermediate-Term Municipal Bond Portfolio	0.18%
DFA NY Municipal Bond Portfolio	0.20%
DFA MN Municipal Bond Portfolio	0.25%
DFA Oregon Municipal Bond Portfolio	0.25%

Pursuant to Amended and Restated Fee Waiver and/or Expense Assumption Agreements (each, a “Fee Waiver Agreement”), the Advisor has contractually agreed to waive certain fees, and in certain instances, assume certain expenses of the Portfolios, as described in the notes below. The Fee Waiver Agreement for the DFA Global Core Plus Real Return Portfolio will remain in effect through February 28, 2023, while the Fee Waiver Agreements for each of the other Portfolios will remain in effect through February 28, 2022. The Fee Waiver Agreements may only be terminated by the Fund’s Board of Directors prior to such applicable date and shall continue in effect from year to year thereafter unless terminated by the Fund or the Advisor. During the year ended October 31, 2021, the Portfolios had expense limits based on a percentage of average net assets on an annualized basis, and the Advisor recovered previously waived fees and/or assumed expenses (amounts in thousands), as listed below. The net amount of waived fees/expenses assumed (recovered previously waived fees/expenses assumed) during the year ended October 31, 2021, and the previously waived fees/expenses assumed subject to future recovery by the Advisor as of October 31, 2021, are also reflected below (amounts in thousands). At any time that the Portfolio Expenses (defined below) of the Institutional Class of a Portfolio are less than the Expense Limitation Amount listed below, the Advisor retains the right to recover fees previously waived and/or expenses previously assumed to the extent that the expense ratio following such recovery would be less than the Expense Limitation Amount that was in place when such prior year fees were waived and/or expenses assumed, and less than the current Expense Limitation Amount in place for the Portfolio.

The Fund, on behalf of the Portfolios, is not obligated to reimburse the Advisor for fees previously waived or expenses previously assumed by the Advisor more than thirty-six months before the date of recovery. With respect to the DFA Short-Duration Real Return Portfolio, the Advisor shall also not be reimbursed for any management fees previously waived to offset the Portfolio’s proportionate share of the management fees paid by such Portfolio through its investment in other funds managed by the Advisor.

Institutional Class Shares	Expense Limitation Amount	Recovery of Previously Waived Fees/ Expenses Assumed	Waived Fees/ Expenses Assumed	Previously Waived Fees/ Expenses Assumed Subject to Future Recovery
DFA Selectively Hedged Global Fixed Income Portfolio (1)	0.25%	—	—	—
DFA World ex U.S. Government Fixed Income Portfolio (1)	0.20%	$24	$214	$747
DFA Short-Term Government Portfolio (2)	0.20%	—	—	—
DFA Short-Term Extended Quality Portfolio (1)	0.22%	89	331	1,748
DFA Intermediate-Term Extended Quality Portfolio (1)	0.22%	29	113	417
DFA Targeted Credit Portfolio (1)	0.20%	26	224	741
DFA Global Core Plus Fixed Income Portfolio (3)	0.30%	—	—	—
DFA Investment Grade Portfolio (4)	0.22%	337	712	1,938
DFA Diversified Fixed Income Portfolio (3)	0.15%	—	2,189	4,770
DFA LTIP Portfolio (1)	0.15%	—	—	—
DFA Inflation-Protected Securities Portfolio (1)	0.20%	—	—	—
DFA Short-Duration Real Return Portfolio (5) .	0.24%	—	—	—
DFA Global Core Plus Real Return Portfolio (3)	0.30%	—	84	84
DFA Municipal Real Return Portfolio (1)	0.27%	—	—	—
DFA California Municipal Real Return Portfolio (3)	0.30%	—	—	—
DFA Municipal Bond Portfolio (1)	0.23%	93	33	99
DFA Short-Term Municipal Bond Portfolio (2)	0.30%	—	—	—
DFA Intermediate-Term Municipal Bond Portfolio (1)	0.23%	7	—	—
DFA Selective State Municipal Bond Portfolio (1)	0.23%	11	212	214
DFA California Short-Term Municipal Bond Portfolio (1)	0.30%	—	—	—
DFA California Intermediate-Term Municipal Bond Portfolio (1)	0.23%	67	—	—
DFA NY Municipal Bond Portfolio (1)	0.25%	24	36	102
DFA MN Municipal Bond Portfolio (1)	0.32%	21	36	95
DFA Oregon Municipal Bond Portfolio (1)	0.32%	23	24	189

(1)

The Advisor has contractually agreed to waive all or a portion of its management fee and assume the ordinary operating expenses of a class of each of the Portfolios listed above (excluding the expenses that the Portfolio incurs indirectly through its investment in other investment companies) (“Portfolio Expenses”) to the extent necessary to limit the Portfolio Expenses of a class of each Portfolio, on an annualized basis, to the rates listed above as a percentage of a class of the respective Portfolio’s average net assets (the “Expense Limitation Amount”).

(2)

The Advisor has contractually agreed to waive all or a portion of its management fee to the extent necessary to reduce the ordinary operating expenses (excluding expenses incurred through its investment in other investment companies) (“Portfolio Expenses”) of a class of each of the Portfolios listed above so that such Portfolio Expenses, on an annualized basis, do not exceed the rate reflected above for a class of each such Portfolio (the “Expense Limitation Amount”).

(3)

The Advisor has contractually agreed to waive all or a portion of its management fee and to assume the ordinary operating expenses of a class of the Portfolio (including the expenses that the Portfolio bears as a shareholder of other funds managed by the Advisor, excluding money market funds, but excluding the expenses that the Portfolio incurs indirectly through its investment in unaffiliated investment companies) (“Portfolio Expenses”) to the extent necessary to limit the Portfolio Expenses of a class of the Portfolio to the rate listed above as a percentage of the average net assets of a class of the Portfolio on an annualized basis (the “Expense Limitation Amount”).

(4)

The Advisor has agreed to waive all or a portion of its management fee and to assume the expenses of a class of the Portfolio (including the expenses that the Portfolio bears as a shareholder of other funds managed by the Advisor but excluding the expenses that the Portfolio incurs indirectly through investment of its securities lending cash collateral in The DFA Short Term Investment Fund (the “Money Market Series”) and its investment in unaffiliated investment companies) (“Portfolio Expenses”) to the extent necessary to limit Portfolio Expenses of a class of the Portfolio, on an annualized basis, to the rate listed above as a percentage of the average net assets of a class of the Portfolio (the “Expense Limitation Amount”).

(5)

The Advisor has contractually agreed to waive up to the full amount of the Portfolio’s management fee of 0.18% to the extent necessary to offset the proportionate share of the management fees paid by the Portfolio through its investment in other funds managed by the Advisor, except for the fees paid through its investment of securities lending cash collateral in the Money Market Series (the “Underlying Funds”). In addition, under the Fee Waiver Agreement, the Advisor has also agreed to waive all or a portion of the management fee and to assume the ordinary operating expenses of a class of the Portfolio (including the expenses that the Portfolio bears as a shareholder of other funds managed by the Advisor but excluding the expenses that the Portfolio incurs indirectly through investment of its securities lending cash collateral in the Money Market Series and the expenses that the Portfolio incurs indirectly through its investment in unaffiliated investment companies) (“Portfolio Expenses”) to the extent necessary to limit the Portfolio Expenses of a class of the Portfolio to the rate listed above as a percentage of the average net assets of a class of the Portfolio on an annualized basis (the “Expense Limitation Amount”).

Earned Income Credit:

Additionally, the Portfolios have entered into arrangements with their custodian whereby net interest earned on uninvested cash balances was used to reduce a portion of the Portfolios’ custody expenses. Custody expense in the accompanying financial statements is presented before reduction for credits. The impact of such credits is generally less than one basis point of each Portfolio’s net assets. During the year ended October 31, 2021, expenses reduced were as follows (amounts in thousands):

Fees Paid Indirectly
DFA Two-Year Global Fixed Income Portfolio	$170
DFA Selectively Hedged Global Fixed Income Portfolio	5
DFA Five-Year Global Fixed Income Portfolio	414
DFA World ex U.S. Government Fixed Income Portfolio	83
DFA Short-Term Extended Quality Portfolio	27
DFA Intermediate-Term Extended Quality Portfolio	3
DFA Targeted Credit Portfolio	5
DFA Global Core Plus Fixed Income Portfolio	7
DFA Investment Grade Portfolio	22
DFA Short-Duration Real Return Portfolio	6

Fees Paid to Officers and Directors/Trustees:

Certain Officers and Directors of the Advisor are also Officers and Directors of the Fund; however, such Officers and Directors (with the exception of the Chief Compliance Officer (“CCO”)) receive no compensation from the Fund. For the year ended October 31, 2021, the total related amount paid by the Fund to the CCO was $133 (in thousands). The total related amounts paid by each of the Portfolios are included in Other Expenses on the Statements of Operations.

D. Deferred Compensation:

As of October 31, 2021, the total liability for deferred compensation to Directors is included in Accrued Expenses and Other Liabilities on the Statements of Assets and Liabilities as follows (amounts in thousands):

DFA One-Year Fixed Income Portfolio	$363
DFA Two-Year Global Fixed Income Portfolio	$288
DFA Selectively Hedged Global Fixed Income Portfolio	34
DFA Five-Year Global Fixed Income Portfolio	380
DFA World ex U.S. Government Fixed Income Portfolio	24
DFA Short-Term Government Portfolio	81
DFA Intermediate Government Fixed Income Portfolio	153
DFA Short-Term Extended Quality Portfolio	133
DFA Intermediate-Term Extended Quality Portfolio	43
DFA Targeted Credit Portfolio	11
DFA Global Core Plus Fixed Income Portfolio	20
DFA Investment Grade Portfolio	172
DFA Diversified Fixed Income Portfolio	17
DFA LTIP Portfolio	3
DFA Inflation-Protected Securities Portfolio	127
DFA Short-Duration Real Return Portfolio	22
DFA Global Core Plus Real Return Portfolio	—
DFA Municipal Real Return Portfolio	12
DFA California Municipal Real Return Portfolio	2
DFA Municipal Bond Portfolio	7
DFA Short-Term Municipal Bond Portfolio	86
DFA Intermediate-Term Municipal Bond Portfolio	33
DFA Selective State Municipal Bond Portfolio	1
DFA California Short-Term Municipal Bond Portfolio	27
DFA California Intermediate-Term Municipal Bond Portfolio	9
DFA NY Municipal Bond Portfolio	2
DFA MN Municipal Bond Portfolio	1
DFA Oregon Municipal Bond Portfolio	—

E. Purchases and Sales of Securities:

For the year ended October 31, 2021, the Portfolios made the following purchases and sales of investment securities, other than short-term securities and in-kind redemptions (amounts in thousands):

	U.S. Government Securities		Other Investment Securities
	Purchases	Sales	Purchases	Sales
DFA One-Year Fixed Income Portfolio	$2,307,319	$1,364,397	$465,209 $	587,451
DFA Two-Year Global Fixed Income Portfolio	2,290,095	801,410	2,519,816	2,659,266
DFA Selectively Hedged Global Fixed Income Portfolio	277,019	381,949	944,170	719,226
DFA Five-Year Global Fixed Income Portfolio	6,298,631	3,277,034	11,427,305	12,875,189
DFA World ex U.S. Government Fixed Income Portfolio	160,197	206,409	503,814	332,562
DFA Short-Term Government Portfolio	1,614,604	866,161	—	—
DFA Intermediate Government Fixed Income Portfolio	2,209,463	1,518,278	—	—
DFA Short-Term Extended Quality Portfolio	1,734,378	2,083,044	4,847,653	3,072,168

	U.S. Government Securities		Other Investment Securities
	Purchases	Sales	Purchases	Sales
DFA Intermediate-Term Extended Quality Portfolio	$268,195	$313,808	$654,678	$603,097
DFA Targeted Credit Portfolio	45,918	15,663	614,577	540,651
DFA Global Core Plus Fixed Income Portfolio	4,990,817	4,905,213	1,240,610	455,506
DFA Investment Grade Portfolio	2,945,445	486,803	2,185,635	1,697,242
DFA Diversified Fixed Income Portfolio	182,016	30,078	479,539	—
DFA LTIP Portfolio	198,969	129,480	—	—
DFA Inflation-Protected Securities Portfolio	1,243,800	59,262	—	—
DFA Short-Duration Real Return Portfolio	387,736	363,845	1,011,796	672,040
DFA Global Core Plus Real Return Portfolio	214,546	181,760	272,985	9,021
DFA Municipal Real Return Portfolio	—	—	440,447	125,768
DFA California Municipal Real Return Portfolio	—	—	102,288	40,285
DFA Municipal Bond Portfolio	—	—	226,607	85,675
DFA Short-Term Municipal Bond Portfolio	—	—	1,429,707	1,300,931
DFA Intermediate-Term Municipal Bond Portfolio	—	—	357,163	183,998
DFA Selective State Municipal Bond Portfolio	—	—	192,531	5,474
DFA California Short-Term Municipal Bond Portfolio	—	—	445,180	508,068
DFA California Intermediate-Term Municipal Bond Portfolio	—	—	164,139	57,876
DFA NY Municipal Bond Portfolio	—	—	70,215	53,560
DFA MN Municipal Bond Portfolio	—	—	11,433	7,405
DFA Oregon Municipal Bond Portfolio	—	—	20,582	3,898

For the year ended October 31, 2021, transactions related to Affiliated Investment Companies, excluding in-kind redemptions, are presented below.

The amounts presented below may differ from the respective amounts presented in the corresponding Schedules of Investments, Statements of Assets and Liabilities or Statements of Operations due to rounding. The amounts are as follows (amounts in thousands):

	Balance at October 31, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ Depreciation	Balance at October 31, 2021	Shares as of October 31, 2021	Dividend Income	Capital Gain Distributions
DFA One-Year Fixed Income Portfolio
The DFA Short Term Investment Fund	$25,523	$1,951,444	$1,512,459	$(6)	$8	$464,510	40,148	$23	—

Total	$25,523	$1,951,444	$1,512,459	$(6)	$8	$464,510	40,148	$23	—

	Balance at October 31, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ Depreciation	Balance at October 31, 2021	Shares as of October 31, 2021	Dividend Income	Capital Gain Distributions
DFA Two-Year Global Fixed Income Portfolio
The DFA Short Term Investment Fund	$559	$614,462	$423,523	—	$8	$191,506	16,552	$13	—

Total	$559	$614,462	$423,523	—	$8	$191,506	16,552	$13	—

DFA Selectively Hedged Global Fixed Income Portfolio
The DFA Short Term Investment Fund	$3,284	$192,911	$184,785	—	—	$11,410	986	$5	—

Total	$3,284	$192,911	$184,785	—	—	$11,410	986	$5	—

DFA Five-Year Global Fixed Income Portfolio
The DFA Short Term Investment Fund	$5,141	$2,666,052	$2,460,739	$(5)	$1	$210,450	18,189	$113	—

Total	$5,141	$2,666,052	$2,460,739	$(5)	$1	$210,450	18,189	$113	—

DFA Short-Term Extended Quality Portfolio
The DFA Short Term Investment Fund	$16,175	$894,779	$820,747	$(2)	$(1)	$90,204	7,796	$39	—

Total	$16,175	$894,779	$820,747	$(2)	$(1)	$90,204	7,796	$39	—

DFA Intermediate-Term Extended Quality Portfolio
The DFA Short Term Investment Fund	$60,338	$423,356	$432,035	—	$(3)	$51,656	4,465	$32	—

Total	$60,338	$423,356	$432,035	—	$(3)	$51,656	4,465	$32	—

DFA Targeted Credit Portfolio
The DFA Short Term Investment Fund	$21,469	$71,360	$82,182	$(2)	—	$10,645	920	$8	—

Total	$21,469	$71,360	$82,182	$(2)	—	$10,645	920	$8	—

DFA Global Core Plus Fixed Income Portfolio
The DFA Short Term Investment Fund	$41,025	$292,782	$238,463	$(2)	$(3)	$95,339	8,240	—	—

Total	$41,025	$292,782	$238,463	$(2)	$(3)	$95,339	8,240	—	—

	Balance at October 31, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ Depreciation	Balance at October 31, 2021	Shares as of October 31, 2021	Dividend Income	Capital Gain Distributions
DFA Investment Grade Portfolio
The DFA Short Term Investment Fund	$400,297	$3,658,936	$3,569,102	$(29)	$(21)	$490,081	42,358	$373	—

Total	$400,297	$3,658,936	$3,569,102	$(29)	$(21)	$490,081	42,358	$373	—

DFA Diversified Fixed Income Portfolio
DFA Intermediate Government Fixed Income	$761,005	$479,539	—	—	$(62,244)	$1,178,300	92,127	$12,608	$19,554
DFA Two-Year Global Fixed Income	455,234	253,251	—	—	(5,194)	703,291	70,967	2,726	—
The DFA Short Term Investment Fund	2	1,046,518	$1,046,400	$(6)	—	114	10	—	—

Total	$1,216,241	$1,779,308	$1,046,400	$(6)	$(67,438)	$1,881,705	163,104	$15,334	$19,554

DFA Short-Duration Real Return Portfolio
The DFA Short Term Investment Fund	$79,380	$251,932	$314,261	$(6)	$5	$17,050	1,474	$14	—

Total	$79,380	$251,932	$314,261	$(6)	$5	$17,050	1,474	$14	—

F. Federal Income Taxes:

Each Portfolio has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for federal income tax purposes and to distribute substantially all of its taxable income and net capital gains to its shareholders. Accordingly, no provision has been made for federal income taxes.

Distributions from net investment income and net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent that these differences are permanent, they are charged or credited to paid-in capital or distributable earnings as appropriate, in the period that the differences arise. Accordingly, the permanent differences as of October 31, 2021, can occur as a result of realized gains on securities considered to be “passive foreign investment companies,” non-deductible expenses, realized foreign capital gains tax, net foreign currency gains/losses, the use of accumulated earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction for income tax purposes, distributions received from real estate investment trusts and distribution redesignations, and were reclassified to the accounts mentioned above. These reclassifications had no effect on net assets or net asset value per share.

The tax character of dividends and distributions declared and paid during the years ended October 31, 2020, and October 31, 2021, were as follows (amounts in thousands):

	Net Investment Income and Short-Term Capital Gains	Long-Term Capital Gains	Tax Exempt Income	Total*
DFA One-Year Fixed Income Portfolio
2020	$68,850	—	—	$68,850
2021	1,592	—	—	1,592
DFA Two-Year Global Fixed Income Portfolio
2020	87,479	—	—	87,479
2021	30,533	—	—	30,533
DFA Selectively Hedged Global Fixed Income Portfolio
2020	30,567	—	—	30,567
2021	353	—	—	353
DFA Five-Year Global Fixed Income Portfolio
2020	335,646	—	—	335,646
2021	3,819	—	—	3,819
DFA World ex U.S. Government Fixed Income Portfolio
2020	48,102	$12,935	—	61,037
2021	18,746	10,937	—	29,683
DFA Short-Term Government Portfolio
2020	16,913	—	—	16,913
2021	1,444	—	—	1,444
DFA Intermediate Government Fixed Income Portfolio
2020	106,230	—	—	106,230
2021	91,121	131,228	—	222,349
DFA Short-Term Extended Quality Portfolio
2020	125,151	—	—	125,151
2021	21,477	—	—	21,477
DFA Intermediate-Term Extended Quality Portfolio
2020	53,409	—	—	53,409
2021	52,008	15,915	—	67,923
DFA Targeted Credit Portfolio
2020	18,526	72	—	18,598
2021	7,207	—	—	7,207
DFA Global Core Plus Fixed Income Portfolio
2020	27,050	—	—	27,050
2021	48,617	2,604	—	51,221
DFA Investment Grade Portfolio
2020	229,667	—	—	229,667
2021	257,741	—	—	257,741
DFA Diversified Fixed Income Portfolio
2020	18,821	—	—	18,821
2021	31,946	1,454	—	33,400
DFA LTIP Portfolio
2020	3,208	—	—	3,208
2021	16,485	15,336	—	31,821

	Net Investment Income and Short-Term Capital Gains	Long-Term Capital Gains	Tax Exempt Income	Total*
DFA Inflation-Protected Securities Portfolio
2020	$53,806	$3,626	—	$57,432
2021	290,081	18,151	—	308,232
DFA Short-Duration Real Return Portfolio
2020	37,128	—	—	37,128
2021	11,480	—	—	11,480
DFA Global Core Plus Real Return Portfolio
2021	950	—	—	950
DFA Municipal Real Return Portfolio
2020	—	—	$12,801	12,801
2021	—	—	10,503	10,503
DFA California Municipal Real Return Portfolio
2020	—	—	1,824	1,824
2021	—	—	1,502	1,502
DFA Municipal Bond Portfolio
2020	—	—	7,369	7,369
2021	—	—	6,104	6,104
DFA Short-Term Municipal Bond Portfolio
2020	—	—	23,645	23,645
2021	—	—	6,543	6,676
DFA Intermediate-Term Municipal Bond Portfolio
2020	—	—	30,959	30,959
2021	—	—	28,015	28,015
DFA Selective State Municipal Bond Portfolio
2020	—	—	2	2
2021	—	—	1,085	1,085
DFA California Short-Term Municipal Bond Portfolio
2020	—	—	10,276	10,276
2021	—	—	4,219	4,219
DFA California Intermediate-Term Municipal Bond Portfolio
2020	—	—	7,660	7,660
2021	—	—	6,427	6,427
DFA NY Municipal Bond Portfolio
2020	—	—	1,253	1,253
2021	—	—	757	757
DFA MN Municipal Bond Portfolio
2020	—	—	730	730
2021	13	177	323	513
DFA Oregon Municipal Bond Portfolio
2020	—	—	289	289
2021	—	—	$210	$210

*

Totals do not include distributions from return of capital during the year ended October 31, 2020, of $44, $0, $234, $69 and $9, and during the year ended October 31, 2021, of $0, $133, $0, $0 and $0, for the DFA California Municipal Real Return Portfolio, DFA Short-Term Municipal Bond Portfolio, DFA California Short-Term Municipal Bond Portfolio, DFA California Intermediate-Term Municipal Bond Portfolio and DFA Oregon Municipal Bond Portfolio, respectively.

The DFA Global Core Plus Real Return Portfolio commenced operations on April 26, 2021, and did not pay any distributions for the year ended October 31, 2020.

As of October 31, 2021, the following net investment income and short-term capital gains and long-term capital gains distributions designated for federal income tax purposes are due to the use of accumulated earnings and profits distributed to shareholders upon redemption of shares (amounts in thousands):

	Net Investment Income and Short-Term Capital Gains	Long-Term Capital Gains	Total
DFA One-Year Fixed Income Portfolio	—	—	—
DFA Two-Year Global Fixed Income Portfolio	—	—	—
DFA Selectively Hedged Global Fixed Income Portfolio	$(1,319)	—	$(1,319)
DFA Five-Year Global Fixed Income Portfolio	—	—	—
DFA World ex U.S. Government Fixed Income Portfolio	—	—	—
DFA Short-Term Government Portfolio	(204)	—	(204)
DFA Intermediate Government Fixed Income Portfolio	(7,944)	—	(7,944)
DFA Short-Term Extended Quality Portfolio	(4,881)	—	(4,881)
DFA Intermediate-Term Extended Quality Portfolio	(1,801)	$(5,438)	(7,239)
DFA Targeted Credit Portfolio	(990)	—	(990)
DFA Global Core Plus Fixed Income Portfolio	(5,882)	(89)	(5,971)
DFA Investment Grade Portfolio	(17,480)	—	(17,480)
DFA Diversified Fixed Income Portfolio	(2,525)	—	(2,525)
DFA LTIP Portfolio	(1,397)	(885)	(2,282)
DFA Inflation-Protected Securities Portfolio	(14,860)	—	(14,860)
DFA Short-Duration Real Return Portfolio	(1,641)	—	(1,641)
DFA Global Core Plus Real Return Portfolio	(21)	—	(21)
DFA Municipal Real Return Portfolio	—	—	—
DFA California Municipal Real Return Portfolio	—	—	—
DFA Municipal Bond Portfolio	—	—	—
DFA Short-Term Municipal Bond Portfolio	—	—	—
DFA Intermediate-Term Municipal Bond Portfolio	—	—	—
DFA Selective State Municipal Bond Portfolio	—	—	—
DFA California Short-Term Municipal Bond Portfolio	—	—	—
DFA California Intermediate-Term Municipal Bond Portfolio	—	—	—
DFA NY Municipal Bond Portfolio	—	—	—
DFA MN Municipal Bond Portfolio	—	—	—
DFA Oregon Municipal Bond Portfolio	—	—	—

As of October 31, 2021, the components of distributable earnings (accumulated losses) were as follows (amounts in thousands):

	Undistributed Net Investment Income and Short-Term Capital Gains	Undistributed Long-Term Capital Gains	Capital Loss Carryforwards	Unrealized Appreciation (Depreciation)	Total Net Distributable Earnings (Accumulated Losses)
DFA One-Year Fixed Income Portfolio	—	—	$(10,900)	$(1,034)	$(11,934)
DFA Two-Year Global Fixed Income Portfolio	$13,122	—	(18,662)	(24,332)	(29,872)
DFA Selectively Hedged Global Fixed Income Portfolio	20,735	—	(70,032)	(7,278)	(56,575)
DFA Five-Year Global Fixed Income Portfolio	85,965	—	(37,171)	(201,234)	(152,440)
DFA World ex U.S. Government Fixed Income Portfolio	14,199	$16,048	—	(47,435)	(17,188)
DFA Short-Term Government Portfolio	393	—	(26,485)	(21,155)	(47,247)
DFA Intermediate Government Fixed Income Portfolio	2,115	63,393	—	21,216	86,724
DFA Short-Term Extended Quality Portfolio	42,488	9,077	—	(30,419)	21,146
DFA Intermediate-Term Extended Quality Portfolio	—	34,961	—	48,859	83,820
DFA Targeted Credit Portfolio	9,529	1,911	—	(1,844)	9,596
DFA Global Core Plus Fixed Income Portfolio	37,715	21,555	—	284	59,554
DFA Investment Grade Portfolio	26,353	116,600	—	335,180	478,133
DFA Diversified Fixed Income Portfolio	791	17,880	—	3,204	21,875
DFA LTIP Portfolio	—	8,711	(2)	46,006	54,715
DFA Inflation-Protected Securities Portfolio	10,492	3,670	—	642,896	657,058
DFA Short-Duration Real Return Portfolio	14,541	—	(10,690)	68,721	72,572
DFA Global Core Plus Real Return Portfolio	896	—	—	7,218	8,114
DFA Municipal Real Return Portfolio	—	—	(4,521)	91,975	87,454
DFA California Municipal Real Return Portfolio	—	—	(1,962)	14,223	12,261
DFA Municipal Bond Portfolio	—	—	(464)	9,768	9,304
DFA Short-Term Municipal Bond Portfolio	—	—	(190)	(557)	(747)
DFA Intermediate-Term Municipal Bond Portfolio	—	—	(1,371)	61,283	59,912
DFA Selective State Municipal Bond Portfolio	—	—	(26)	(991)	(1,017)
DFA California Short-Term Municipal Bond Portfolio	—	—	(1,639)	1,220	(419)
DFA California Intermediate-Term Municipal Bond Portfolio	—	—	(397)	12,835	12,438
DFA NY Municipal Bond Portfolio	—	—	(138)	616	478
DFA MN Municipal Bond Portfolio	—	—	(—)	503	503
DFA Oregon Municipal Bond Portfolio	—	—	(109)	363	254

For federal income tax purposes, the Fund measures its capital loss carryforwards annually at October 31, its fiscal year end. Capital loss carryforwards may be carried forward and applied against future capital gains. As of October 31, 2021, the Portfolios had the following capital loss carryforwards available to offset future realized capital gains with no expiration date (amounts in thousands):

	Unlimited	Total
DFA One-Year Fixed Income Portfolio	$10,900	$10,900
DFA Two-Year Global Fixed Income Portfolio	18,662	18,662
DFA Selectively Hedged Global Fixed Income Portfolio	70,032	70,032
DFA Five-Year Global Fixed Income Portfolio	37,171	37,171
DFA World ex U.S. Government Fixed Income Portfolio	—	—
DFA Short-Term Government Portfolio	26,485	26,485
DFA Intermediate Government Fixed Income Portfolio	—	—
DFA Short-Term Extended Quality Portfolio	—	—
DFA Intermediate-Term Extended Quality Portfolio	—	—
DFA Targeted Credit Portfolio	—	—
DFA Global Core Plus Fixed Income Portfolio	—	—
DFA Investment Grade Portfolio	—	—
DFA Diversified Fixed Income Portfolio	—	—
DFA LTIP Portfolio	2	2
DFA Inflation-Protected Securities Portfolio	—	—
DFA Short-Duration Real Return Portfolio	10,690	10,690
DFA Global Core Plus Real Return Portfolio	—	—
DFA Municipal Real Return Portfolio	4,521	4,521
DFA California Municipal Real Return Portfolio	1,962	1,962
DFA Municipal Bond Portfolio	464	464
DFA Short-Term Municipal Bond Portfolio	190	190
DFA Intermediate-Term Municipal Bond Portfolio	1,371	1,371
DFA Selective State Municipal Bond Portfolio	26	26
DFA California Short-Term Municipal Bond Portfolio	1,639	1,639
DFA California Intermediate-Term Municipal Bond Portfolio	397	397
DFA NY Municipal Bond Portfolio	138	138
DFA MN Municipal Bond Portfolio	—	—
DFA Oregon Municipal Bond Portfolio	109	109

During the year ended October 31, 2021, the following Portfolios used the following capital loss carryforwards to offset realized capital gains for federal income tax purposes (amounts in thousands):

DFA One-Year Fixed Income Portfolio	$753
DFA Two-Year Global Fixed Income Portfolio	772
DFA Selectively Hedged Global Fixed Income Portfolio	7,509
DFA Five-Year Global Fixed Income Portfolio	76,590
DFA Short-Term Extended Quality Portfolio	17,849
DFA Targeted Credit Portfolio	4,757
DFA LTIP Portfolio	66
DFA Short-Duration Real Return Portfolio	17,685
DFA Municipal Real Return Portfolio	2,148
DFA California Municipal Real Return Portfolio	490
DFA Municipal Bond Portfolio	1
DFA Short-Term Municipal Bond Portfolio	108
DFA California Short-Term Municipal Bond Portfolio	200

As of October 31, 2021, the total cost and aggregate gross unrealized appreciation (depreciation) of securities for federal income tax purposes were different from amounts reported for financial reporting purposes, as follows (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
DFA One-Year Fixed Income Portfolio	$6,315,094	$672	$(1,704)	$(1,032)
DFA Two-Year Global Fixed Income Portfolio	5,860,838	17,159	(41,662)	(24,503)
DFA Selectively Hedged Global Fixed Income Portfolio	1,238,240	16,463	(23,776)	(7,313)
DFA Five-Year Global Fixed Income Portfolio	14,004,622	31,114	(232,562)	(201,448)
DFA World ex U.S. Government Fixed Income Portfolio	1,741,985	52,006	(99,317)	(47,311)
DFA Short-Term Government Portfolio	1,744,033	207	(21,362)	(21,155)
DFA Intermediate Government Fixed Income Portfolio	6,137,244	143,029	(121,813)	21,216
DFA Short-Term Extended Quality Portfolio	7,320,574	60,409	(90,883)	(30,474)
DFA Intermediate-Term Extended Quality Portfolio	2,060,589	70,843	(21,985)	48,858
DFA Targeted Credit Portfolio	901,076	5,574	(7,329)	(1,755)
DFA Global Core Plus Fixed Income Portfolio	3,453,414	41,148	(40,877)	271
DFA Investment Grade Portfolio	13,643,016	446,545	(111,365)	335,180
DFA Diversified Fixed Income Portfolio	2,357,653	17,627	(14,423)	3,204
DFA LTIP Portfolio	340,855	46,006	—	46,006
DFA Inflation-Protected Securities Portfolio	6,560,698	643,045	(149)	642,896
DFA Short-Duration Real Return Portfolio	1,710,637	84,956	(16,277)	68,679
DFA Global Core Plus Real Return Portfolio	293,996	11,441	(4,215)	7,226
DFA Municipal Real Return Portfolio	1,042,722	93,641	(1,666)	91,975
DFA California Municipal Real Return Portfolio	197,146	14,530	(306)	14,224
DFA Municipal Bond Portfolio	630,904	11,631	(1,863)	9,768
DFA Short-Term Municipal Bond Portfolio	2,397,491	1,281	(1,837)	(556)
DFA Intermediate-Term Municipal Bond Portfolio	2,048,731	63,907	(2,626)	61,281
DFA Selective State Municipal Bond Portfolio	264,171	551	(1,541)	(990)
DFA California Short-Term Municipal Bond Portfolio	860,433	1,886	(666)	1,220
DFA California Intermediate-Term Municipal Bond Portfolio	627,936	13,935	(1,100)	12,835
DFA NY Municipal Bond Portfolio	120,619	680	(64)	616
DFA MN Municipal Bond Portfolio	39,693	524	(21)	503
DFA Oregon Municipal Bond Portfolio	52,634	460	(97)	363

The difference between GAAP-basis and tax-basis unrealized gains (losses) can occur as a result of wash sales and net mark to market gains (losses) on regulated futures contracts, net mark-to-market gain/loss on foreign currency contracts, and differences in the tax treatment of passive foreign investment company investments.

ASC 740 Accounting for Uncertainty in Income Taxes sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed the Portfolios’ tax positions and has concluded that no additional provision for income tax is required in the Portfolios’ financial statements. The Portfolios are not aware of any tax positions for which it is more likely than not that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Portfolios’ federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

G. Financial Instruments:

In accordance with the Portfolios’ investment objectives and policies, the Portfolios may invest in certain financial instruments that have off-balance sheet risk in excess of the amounts recognized in the financial statements and concentrations of credit and market risk. These instruments and their significant corresponding risks are described below:

1. Foreign Market Risks: Investments in foreign markets may involve certain considerations and risks not typically associated with investments in the United States of America, including the possibility of future political and economic developments and the level of foreign governmental supervision and regulation of foreign securities markets. These markets are generally smaller, less liquid and more volatile than the major securities markets in the United States of America. Consequently, acquisition and disposition of international securities held by the Portfolios may be inhibited.

2. Inflation Protection Risks: Because the interest and/or principal payments on an inflation-protected security are adjusted periodically for changes in inflation, the income distributed by the DFA Diversified Fixed Income Portfolio, DFA LTIP Portfolio, DFA Inflation-Protected Securities Portfolio, DFA Short-Duration Real Return Portfolio, DFA Global Core Plus Real Return Portfolio, DFA Municipal Real Return Portfolio and DFA California Municipal Real Return Portfolio may be irregular. Although the U.S. Treasury guarantees to pay at maturity at least the original face value of any inflation-protected securities the Treasury issues, other issuers may not offer the same guarantee. Also, inflation-protected securities, including those issued by the U.S. Treasury, are not protected against deflation. As a result, in a period of deflation, the inflation-protected securities held by a Portfolio may not pay income and the Portfolio may suffer a loss during such periods. While inflation-protected securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in a Portfolio’s value. For example, if interest rates rise due to reasons other than inflation, the Portfolio’s investment in these securities may not be protected to the extent that the increase is not reflected in the securities’ inflation measures. Additionally, positive adjustments to principal generally will result in taxable income to a Portfolio at the time of such adjustments (which generally would be distributed by the Portfolio as part of its taxable dividends), even though the principal amount is not paid until maturity. The current market value of inflation-protected securities is not guaranteed and will fluctuate.

Derivative Financial Instruments:

Summarized below are the specific types of derivative instruments used by Portfolios.

3. Forward Currency Contracts: The Portfolios listed below may acquire and sell forward currency contracts to hedge against adverse changes in the relationship of the U.S. dollar to foreign currencies (foreign exchange rate risk). The decision to hedge a Portfolio’s currency exposure with respect to a foreign market will be based primarily on the Portfolio’s existing exposure to a given foreign currency. Each contract is valued daily and the change in value is recorded by the Portfolio as an unrealized gain or loss, which is presented in the Statements of Operations as the change in unrealized appreciation or depreciation of forward currency contracts. When the contract is closed or offset with the same counterparty, the Portfolio records a realized gain or loss equal to the change in the value of the contract when it was opened and the value at the time it was closed or offset. This is presented in the Statements of Operations as a net realized gain or loss on forward currency contracts. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of foreign currency relative to the U.S. dollar.

4. Swap Agreements: The Portfolios noted below may enter into inflation swap agreements to seek inflation protection. Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swap agreements may be used by the Portfolios to hedge the inflation risk in nominal bonds (i.e. non-inflation indexed bonds) thereby creating “synthetic” inflation-indexed bonds. Among other reasons, one factor that may lead to changes in the values of inflation swap agreements are changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, which may lead to a change in the value of an inflation swap agreement. Additionally, payments received by the Portfolios from inflation swap agreements will result in taxable income, either as ordinary income or capital gains, which will increase the amount of taxable distributions received by shareholders.

The Advisor and the Fund do not believe that a Portfolio’s obligations under swap contracts are senior securities and, accordingly, the Portfolio will not treat them as being subject to the Portfolio’s borrowing or senior securities restrictions. Most swap agreements entered into by the Portfolio will calculate the obligations of the parties to the agreement on a “net” basis, which means that the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. The Portfolio’s current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Portfolio) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of assets determined to be liquid to avoid any potential leveraging of the Portfolio’s portfolio. To the extent that a Portfolio reasonably expects a swap cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment, the Portfolio will treat the swap as illiquid and subject to its overall limit on illiquid investments of 15% of the Portfolio’s net assets. Inflation swap agreements are not currently subject to mandatory central clearing and exchange-trading.

Uncleared swaps are typically executed bilaterally with a swap dealer rather than traded on exchanges. Parties to uncleared swaps face greater counterparty credit risk than those engaging in cleared swaps since performance of uncleared swap obligations is the responsibility only of the swap counterparty rather than a clearing house, as is the case with cleared swaps. As a result, a Portfolio bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default, insolvency or bankruptcy of a swap agreement counterparty beyond any collateral received. In such an event, the Portfolio will have contractual remedies pursuant to the swap agreements, but bankruptcy and insolvency laws could affect the Portfolio’s rights as a creditor.

5. Repurchase Agreements: The Portfolios may engage in repurchase agreement transactions with institutions that the Advisor has determined are creditworthy. The Portfolios, through their custodian, receive delivery of underlying securities collateralizing a repurchase agreement. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the Portfolios and the counterparty. The counterparty will be required to maintain collateral with a value at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delay or restrictions upon the Portfolios’ ability to dispose of the collateral and a possible decline in the value of the collateral during the period while the Portfolios seek to assert its rights.

Repurchase agreements ("RA") permit the Portfolios, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the RA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Portfolios. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the RA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the RA, the Portfolios receive securities as collateral with a market value in excess of the repurchase price to be received by the Portfolios upon the maturity of the repurchase transaction. Upon a bankruptcy or insolvency of the RA counterparty, the Portfolios would recognize a liability with respect to such excess collateral to reflect the Portfolios’ obligation under bankruptcy law to return the excess to the counterparty.

The average volume (based on the open positions at each fiscal month-end) of derivative activity for the year ended October 31, 2021 was as follows (amounts in thousands):

	Forward Currency Contracts*	Swap Contracts**
DFA Two-Year Global Fixed Income Portfolio	$3,582,986	$—
DFA Selectively Hedged Global Fixed Income Portfolio	679,451	—
DFA Five-Year Global Fixed Income Portfolio	9,572,140	—
DFA World ex U.S. Government Fixed Income Portfolio	1,934,994	—
DFA Short-Term Extended Quality Portfolio	2,217,695	—
DFA Targeted Credit Portfolio	274,265	—
DFA Global Core Plus Fixed Income Portfolio	1,420,786	—
DFA Investment Grade Portfolio	169,110	—
DFA Short-Duration Real Return Portfolio	521,743	1,484,692
DFA Global Core Plus Real Return Portfolio	53,301	108,077
DFA Municipal Real Return Portfolio	—	950,231
DFA California Municipal Real Return Portfolio	—	177,000

*	Average amount of Currency Purchased/Sold in USD
**	Average Notional Value of agreements

The following is a summary of the Portfolios’ derivative instrument holdings categorized by primary risk exposure as of October 31, 2021 (amounts in thousands):

	Asset Derivatives Value
	Total Value at October 31, 2021	Forward Currency Contracts (1)	Swap Contracts (2)
DFA Two-Year Global Fixed Income Portfolio	$4,549	$4,549	—
DFA Selectively Hedged Global Fixed Income Portfolio	999	999	—
DFA Five-Year Global Fixed Income Portfolio	2,719	2,719	—
DFA World ex U.S. Government Fixed Income Portfolio	4,953	4,953	—
DFA Short-Term Extended Quality Portfolio	3,205	3,205	—
DFA Targeted Credit Portfolio	584	584	—
DFA Global Core Plus Fixed Income Portfolio	3,227	3,227	—
DFA Short-Duration Real Return Portfolio	75,659	541	$75,118
DFA Global Core Plus Real Return Portfolio	11,254	338	10,916
DFA Municipal Real Return Portfolio	63,723	—	63,723
DFA California Municipal Real Return Portfolio	10,519	—	10,519

	Liability Derivatives Value
	Total Value at October 31, 2021	Forward Currency Contracts (3)	Swap Contracts (4)
DFA Two-Year Global Fixed Income Portfolio	$(26,842)	$(26,842)	—
DFA Selectively Hedged Global Fixed Income Portfolio	(5,710)	(5,710)	—
DFA Five-Year Global Fixed Income Portfolio	(36,023)	(36,023)	—
DFA World ex U.S. Government Fixed Income Portfolio	(12,051)	(12,051)	—
DFA Short-Term Extended Quality Portfolio	(10,712)	(10,712)	—
DFA Targeted Credit Portfolio	(712)	(712)	—
DFA Global Core Plus Fixed Income Portfolio	(11,574)	(11,574)	—
DFA Short-Duration Real Return Portfolio	(8,803)	(8,661)	$(142)
DFA Global Core Plus Real Return Portfolio	(419)	(419)	—
DFA Municipal Real Return Portfolio	(115)	—	(115)

(1)	Presented on Statements of Assets and Liabilities as Unrealized Gain on Forward Currency Contracts.

(2)	Presented on Statements of Assets and Liabilities as Unrealized Gain on Swap Contracts.

(3)	Presented on Statements of Assets and Liabilities as Unrealized Loss on Forward Currency Contracts.

(4)	Presented on Statements of Assets and Liabilities as Unrealized Loss on Swap Contracts.

The following is a summary of the realized and change in unrealized gains and losses from the Portfolios’ derivative instrument holdings categorized by primary risk exposure through the year ended October 31, 2021 (amounts in thousands):

	Realized Gain (Loss) on Derivatives
	Total	Forward Currency Contracts (1)	Swap Contracts (2)
DFA Two-Year Global Fixed Income Portfolio	$(99,208)	$(99,208)	—
DFA Selectively Hedged Global Fixed Income Portfolio	(7,462)	(7,462)	—
DFA Five-Year Global Fixed Income Portfolio	(398,032)	(398,032)	—
DFA World ex U.S. Government Fixed Income Portfolio	(10,452)	(10,452)	—
DFA Short-Term Extended Quality Portfolio	(23,515)	(23,515)	—
DFA Targeted Credit Portfolio	(1,588)	(1,588)	—
DFA Global Core Plus Fixed Income Portfolio	(6,483)	(6,483)	—
DFA Investment Grade Portfolio	(4,789)	(4,789)	—
DFA Short-Duration Real Return Portfolio	5,503	(7,076)	$12,579
DFA Global Core Plus Real Return Portfolio	2,390	2,390	—
DFA Municipal Real Return Portfolio	2,154	—	2,154
DFA California Municipal Real Return Portfolio	489	—	489

	Change in Unrealized Appreciation (Depreciation) on Derivatives
	Total	Forward Currency Contracts (3)	Swap Contracts (4)
DFA Two-Year Global Fixed Income Portfolio	$(52,963)	$(52,963)	—
DFA Selectively Hedged Global Fixed Income Portfolio	(10,471)	(10,471)	—
DFA Five-Year Global Fixed Income Portfolio	(121,361)	(121,361)	—
DFA World ex U.S. Government Fixed Income Portfolio	(25,957)	(25,957)	—
DFA Short-Term Extended Quality Portfolio	(29,108)	(29,108)	—
DFA Targeted Credit Portfolio	(2,662)	(2,662)	—
DFA Global Core Plus Fixed Income Portfolio	(18,897)	(18,897)	—
DFA Investment Grade Portfolio	(4,064)	(4,064)	—
DFA Short-Duration Real Return Portfolio	74,011	(10,062)	$84,073
DFA Global Core Plus Real Return Portfolio	10,835	(81)	10,916
DFA Municipal Real Return Portfolio	74,709	—	74,709
DFA California Municipal Real Return Portfolio	13,071	—	13,071

(1) Presented on Statements of Operations as Net Realized Gain (Loss) on: Forward Currency Contracts.

(2) Presented on Statements of Operations as Net Realized Gain (Loss) on: Swap Contracts.

(3) Presented on Statements of Operations as Change in Unrealized Appreciation (Depreciation) of: Forward Currency Contracts.

(4) Presented on Statements of Operations as Change in Unrealized Appreciation (Depreciation) of: Swap Contracts.

Offsetting of Derivative Assets and Derivative Liabilities

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund entered into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or a similar agreement with certain of its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter (OTC) derivatives and forward currency contracts and typically contains, among other things, provisions in the event of a default and/or termination event and may also include collateral posting items. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted, if any, and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out), including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency, or other events.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities.

The Portfolios are subject to master netting agreements (“MNA”) with certain counterparties that govern the terms of derivative transactions and reduce the counterparty risk associated with such transactions by specifying offsetting mechanisms and collateral posting arrangements at pre-arranged exposure levels. Since different types of transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different MNA, possibly resulting in the need for multiple agreements with a single counterparty. As the MNA’s are specific to unique operations of different asset types, they allow each Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single MNA with a counterparty. Certain MNA’s contain provisions which allow for the net settlement of receivable and payable positions with the same counterparty if defined conditions are met.

The following table presents the Portfolios’ gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Portfolios as of October 31, 2021 (amounts in thousands):

	Gross Amounts of Recognized Assets (a)	Net Amounts of Assets Presented in the Statements of Assets and Liabilities	Gross Amounts Not Offset in the Statements of Assets and Liabilities		Net Amount (c)	Gross Amounts of Recognized Liabilities (a)	Net Amounts of Liabilities Presented in the Statements of Assets and Liabilities	Gross Amounts Not Offset in the Statements of Assets and Liabilities		Net Amount (e)
Description			Financial Instruments (b)	Cash Collateral Received				Financial Instruments (d)	Cash Collateral Pledged
	Assets					Liabilities
DFA Two-Year Global Fixed Income Portfolio
Morgan Stanley and Co. International	$276	$276	$(276)	—	—	$9,047	$9,047	$(276)	—	$8,771
Bank of America Corp.	350	350	(350)	—	—	7,008	7,008	(350)	—	6,658
HSBC Bank	1,326	1,326	(1,326)	—	—	2,529	2,529	(1,326)	—	1,203
UBS AG	—	—	—	—	—	2,338	2,338	—	—	2,338
Barclays Capital	—	—	—	—	—	2,419	2,419	—	—	2,419
State Street Bank and Trust	1,665	1,665	(1,665)	—	—	3,084	3,084	(1,665)	—	1,419
Australia & New Zealand Banking Group Ltd.	—	—	—	—	—	16	16	—	—	16
BNY Mellon	—	—	—	—	—	333	333	—	—	333
Goldman Sachs International	933	933	—	—	$933	—	—	—	—	—
JP Morgan	—	—	—	—	—	69	69	—	—	69

Total	$4,550	$4,550	$(3,617)	—	$933	$26,843	$26,843	$(3,617)	—	$23,226

DFA Selectively Hedged Global Fixed Income Portfolio
Royal Bank of Scotland	$141	$141	$(141)	—	—	$3,681	$3,681	$(141)	—	$3,540
UBS AG	—	—	—	—	—	394	394	—	—	394
Goldman Sachs International	334	334	(66)	—	$268	66	66	(66)	—	—
Bank of America Corp.	—	—	—	—	—	1,459	1,459	—	—	1,459
State Street Bank and Trust	420	420	—	—	420	—	—	—	—	—
HSBC Bank	103	103	(103)	—	—	109	109	(103)	—	6

Total	$998	$998	$(310)	—	$688	$5,709	$5,709	$(310)	—	$5,399

DFA Five-Year Global Fixed Income Portfolio
Barclays Capital	—	—	—	—	—	$3,697	$3,697	—	—	$3,697
Citibank NA	$52	$52	$(52)	—	—	11,089	11,089	$(52)	—	11,037
Bank of America Corp.	1,296	1,296	(1,296)	—	—	7,913	7,913	(1,296)	—	6,617
Australia & New Zealand Banking Group Ltd.	265	265	(265)	—	—	321	321	(265)	—	56
State Street Bank and Trust	561	561	(561)	—	—	2,350	2,350	(561)	—	1,789
HSBC Bank	522	522	(522)	—	—	5,884	5,884	(522)	—	5,362
Morgan Stanley and Co. International	20	20	(20)	—	—	4,674	4,674	(20)	—	4,654
JP Morgan	—	—	—	—	—	78	78	—	—	78
Goldman Sachs International	3	3	(3)	—	—	17	17	(3)	—	14
Royal Bank of Canada	—	—	—	—	—	—	—	—	—	—

Total	$2,719	$2,719	$(2,719)	—	—	$36,023	$36,023	$(2,719)	—	$33,304

	Gross Amounts of Recognized Assets (a)	Net Amounts of Assets Presented in the Statements of Assets and Liabilities	Gross Amounts Not Offset in the Statements of Assets and Liabilities		Net Amount (c)	Gross Amounts of Recognized Liabilities (a)	Net Amounts of Liabilities Presented in the Statements of Assets and Liabilities	Gross Amounts Not Offset in the Statements of Assets and Liabilities		Net Amount (e)
Description			Financial Instruments (b)	Cash Collateral Received				Financial Instruments (d)	Cash Collateral Pledged
	Assets					Liabilities
DFA World ex U.S. Government Fixed Income Portfolio
HSBC Bank	$1,267	$1,267	$(1,267)	—	—	$1,930	$1,930	$(1,267)	—	$663
Barclays Capital	1,176	1,176	(1,145)	—	$31	1,145	1,145	(1,145)	—	—
JP Morgan	40	40	(40)	—	—	338	338	(40)	—	298
State Street Bank and Trust	1,229	1,229	(1,229)	—	—	5,355	5,355	(1,229)	—	4,126
Bank of America Corp.	376	376	(376)	—	—	2,782	2,782	(376)	—	2,406
Australia & New Zealand Banking Group Ltd.	—	—	—	—	—	500	500	—	—	500
UBS AG	107	107	(1)	—	106	1	1	(1)	—	—
Royal Bank of Canada	759	759	—	—	759	—	—	—	—	—

Total	$4,954	$4,954	$(4,058)	—	$896	$12,051	$12,051	$(4,058)	—	$7,993

DFA Short-Term Extended Quality Portfolio
UBS AG	—	—	—	—	—	$4,273	$4,273	—	—	$4,273
Bank of America Corp.	$571	$571	$(571)	—	—	1,623	1,623	$(571)	—	1,052
HSBC Bank.	550	550	(550)	—	—	2,789	2,789	(550)	—	2,239
State Street Bank and Trust	366	366	(366)	—	—	1,997	1,997	(366)	—	1,631
Morgan Stanley and Co. International	290	290	(31)	—	$259	31	31	(31)	—	—
BNY Mellon	242	242	—	—	242	—	—	—	—	—
Goldman Sachs International	1,186	1,186	—	—	1,186	—	—	—	—	—

Total	$3,205	$3,205	$(1,518)	—	$1,687	$10,713	$10,713	$(1,518)	—	$9,195

DFA Targeted Credit Portfolio
Citibank NA	—	—	—	—	—	$606	$606	—	—	$606
Royal Bank of Canada	$195	$195	—	—	$195	—	—	—	—	—
State Street Bank and Trust	31	31	$(31)	—	—	69	69	$(31)	—	38
Morgan Stanley and Co. International	357	357	—	—	357	—	—	—	—	—
BNY Mellon	—	—	—	—	—	37	37	—	—	37
HSBC Bank	—	—	—	—	—	—	—	—	—	—

Total	$583	$583	$(31)	—	$552	$712	$712	$(31)	—	$681

DFA Global Core Plus Fixed Income Portfolio
HSBC Bank	$621	$621	$(621)	—	—	$946	$946	$(621)	—	$325
Societe Generale	—	—	—	—	—	3,332	3,332	—	—	3,332
State Street Bank and Trust	1,550	1,550	(1,550)	—	—	3,131	3,131	(1,550)	—	1,581
Citibank NA	8	8	—	—	$8	—	—	—	—	—
Goldman Sachs International	73	73	(59)	—	14	59	59	(59)	—	—
Royal Bank of Canada	916	916	(916)	—	—	2,031	2,031	(916)	—	1,115
Morgan Stanley and Co. International	—	—	—	—	—	2,045	2,045	—	—	2,045
Australia & New Zealand Banking Group Ltd.	—	—	—	—	—	30	30	—	—	30
BNY Mellon	59	59	—	—	59	—	—	—	—	—

Total	$3,227	$3,227	$(3,146)	—	$81	$11,574	$11,574	$(3,146)	—	$8,428

	Gross Amounts of Recognized Assets (a)	Net Amounts of Assets Presented in the Statements of Assets and Liabilities	Gross Amounts Not Offset in the Statements of Assets and Liabilities		Net Amount (c)	Gross Amounts of Recognized Liabilities (a)	Net Amounts of Liabilities Presented in the Statements of Assets and Liabilities	Gross Amounts Not Offset in the Statements of Assets and Liabilities		Net Amount (e)
Description			Financial Instruments (b)	Cash Collateral Received				Financial Instruments (d)	Cash Collateral Pledged
	Assets					Liabilities
DFA Short-Duration Real Return Portfolio
Deutsche Bank AG	$32,064	$32,064	$(42)	$(32,022)	—	$42	$42	$(42)	—	—
Citibank, N.A	17,046	17,046	(99)	(16,947)	—	99	99	(99)	—	—
Bank of America Corp.	26,008	26,008	—	—	$26,008	—	—	—	—	—
HSBC Bank	8	8	(8)	—	—	7,459	7,459	(8)	—	$7,451
Morgan Stanley and Co. International	373	373	(74)	—	299	74	74	(74)	—	—
Australia & New Zealand Banking Group Ltd.	—	—	—	—	—	815	815	—	—	815
Barclays Capital.	—	—	—	—	—	224	224	—	—	224
State Street Bank and Trust	160	160	(20)	—	140	20	20	(20)	—	—
Citibank NA	—	—	—	—	—	70	70	—	—	70

Total	$75,659	$75,659	$(243)	$(48,969)	$26,447	$8,803	$8,803	$(243)	—	$8,560

DFA Global Core Plus Real Return Portfolio
Bank of America Corp.	$7,465	$7,465	—	—	$7,465	—	—	—	—	—
Citibank, N.A	426	426	—	$(260)	166	—	—	—	—	—
Deutsche Bank AG	3,025	3,025	—	(3,025)	—	—	—	—	—	—
State Street Bank and Trust	1	1	$(1)	—	—	$48	$48	$(1)	—	$47
Citibank NA	231	231	(14)	—	217	14	14	(14)	—	—
Australia & New Zealand Banking Group Ltd.	14	14	(14)	—	—	25	25	(14)	—	11
BNY Mellon	—	—	—	—	—	22	22	—	—	22
HSBC Bank	91	91	(91)	—	—	309	309	(91)	—	218

Total	$11,253	$11,253	$(120)	$(3,285)	$7,848	$418	$418	$(120)	—	$298

DFA Municipal Real Return Portfolio
Citibank, N.A	$33,797	$33,797	—	$(33,797)	—	—	—	—	—	—
Bank of America Corp.	29,926	29,926	$(115)	—	$29,811	$115	$115	$(115)	—	—

Total	$63,723	$63,723	$(115)	(33,797)	$29,811	$115	$115	$(115)	—	—

DFA California Municipal Real Return Portfolio
Citibank, N.A	$4,278	$4,278	—	$(4,270)	$8	—	—	—	—	—
Bank of America Corp.	5,904	5,904	—	—	5,904	—	—	—	—	—
Merrill Lynch Capital Services, Inc.	337	337	—	—	337	—	—	—	—	—

Total	$10,519	$10,519	—	(4,270)	$6,249	—	—	—	—	—

(a)	No amounts have been netted against the gross amounts recognized in the Statements of Assets and Liabilities.

(b)

Represents the amount of assets that could be offset by liabilities with the same counterparty under master netting or similar agreements that management elects not to offset on the Statements of Assets and Liabilities.

(c)	Represents the net amount due from counterparties in the event of default.

(d)

Represents the amount of liabilities that could be offset by assets with the same counterparty under master netting or similar agreements that management elects not to offset on the Statements of Assets and Liabilities.

(e)	Represents the net amount due to counterparties in the event of default.

Note	I contains information regarding securities lending amounts that are subject to netting arrangements.

H. Line of Credit and Interfund Lending Program:

The Fund, together with other Dimensional-advised portfolios, has entered into a $500 million uncommitted, unsecured discretionary line of credit effective April 7, 2021, with its domestic custodian bank. A line of credit with similar terms was in effect through April 7, 2021. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The agreement for the line of credit expires on April 6, 2022.

The Fund, together with other Dimensional-advised portfolios, has also entered into an additional $700 million unsecured line of credit with its international custodian bank effective January 2, 2021. A line of credit with similar terms was in effect through January 2, 2021. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $700 million in the aggregate. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The line of credit agreement expires on January 1, 2022.

There were no borrowings by the Portfolios under the lines of credit during the year ended October 31, 2021.

Pursuant to an exemptive order issued by the SEC (the “Order”), the Portfolios may participate in an interfund lending program among certain portfolios managed by the Advisor. The program allows the participating portfolios to borrow money from and loan money to each other for temporary or emergency purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending portfolios as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a portfolio may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice.

The Portfolios did not use the interfund lending program during the year ended October 31, 2021.

I. Securities Lending:

Each Portfolio with securities on loan invests the cash collateral, as described below, and records a liability for the return of the collateral, during the period the securities are on loan. Loans of securities are expected at all times to be secured by collateral in an amount (i) equal to at least 100% of the current market value of the loaned securities with respect to securities of the U.S. government or its agencies, (ii) generally equal to 102% of the current market value of the loaned securities with respect to U.S. securities, and (iii) generally equal to 105% of the current market value of the loaned securities with respect to foreign securities. However, daily market fluctuations could cause the Portfolios’ collateral to be lower or higher than the expected thresholds. If this were to occur, the collateral would be adjusted the next business day to ensure adequate collateralization. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. If the borrower fails to return loaned securities, cash collateral being maintained by the borrower is insufficient to cover the value of loaned securities, and such collateral insufficiency is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Portfolio or, at the option of the lending agent, to replace the securities. In the event of the bankruptcy of the borrower, the Portfolio could experience delay in recovering the loaned securities or only recover cash or a security of equivalent value.

Subject to their stated investment policies, each Portfolio with securities on loan will generally invest the cash collateral received for the loaned securities in the Money Market Series, an affiliated registered money market fund advised by the Advisor for which the Advisor receives a management fee of 0.05% of the average daily net assets of the Money Market Series. Income received from the Money Market Series is netted with fees for securities lending and collateral investment expenses and with other payments to and from borrowers of securities. Such Portfolios also may invest the cash collateral received for the loaned securities in securities of the U.S. government or its agencies, repurchase agreements collateralized by securities of the U.S. government or its agencies, and affiliated or unaffiliated money market funds that are registered or unregistered. For purposes of this paragraph, agencies include both agency debentures and agency mortgage-backed securities. Additionally, each Portfolio will be able to terminate the loan at any time and will receive reasonable interest on the loan, as well as amounts equal to any dividends, interest or, other distributions on the loaned securities. However, dividend income received from loaned securities may not be eligible for taxation at qualified dividend income rates.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of October 31, 2021 (amounts in thousands):

	Remaining Contractual Maturity of the Agreements As of October 31, 2021
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
DFA One-Year Fixed Income Portfolio
Agency Obligations, Bonds, U.S. Treasury Obligations	$464,492	—	—	—	$464,492
DFA Two-Year Global Fixed Income Portfolio
Bonds	191,487	—	—	—	191,487
DFA Selectively Hedged Global Fixed Income Portfolio
Bonds	11,409	—	—	—	11,409
DFA Five-Year Global Fixed Income Portfolio
Bonds	210,454	—	—	—	210,454
DFA Short-Term Extended Quality Portfolio
Bonds, U.S. Treasury Obligations	90,183	—	—	—	90,183
DFA Intermediate-Term Extended Quality Portfolio
Agency Obligations, Bonds	51,693	—	—	—	51,693
DFA Targeted Credit Portfolio
Bonds	10,647	—	—	—	10,647
DFA Global Core Plus Fixed Income Portfolio
Bonds	95,356	—	—	—	95,356
DFA Investment Grade Portfolio
Agency Obligations, Bonds	490,311	—	—	—	490,311
DFA Diversified Fixed Income Portfolio
U.S. Treasury Obligations	113	—	—	—	113
DFA Short-Duration Real Return Portfolio
Bonds	17,048	—	—	—	17,048

J. Indemnitees; Contractual Obligations:

Under the Fund’s organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund.

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

K. Recently Issued Accounting Standards and Regulations:

In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. In January 2021, the FASB issued ASU No. 2021-01, with further amendments to Topic 848. The amendments in the ASUs provide optional temporary accounting recognition and financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the LIBOR and other interbank-offered based reference rates as of the end of 2021 and 2023. The ASUs are effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management has reviewed the requirements and believes the adoption of these ASUs will not have a material impact on the Portfolios’ financial statements.

In October 2020, the SEC adopted new regulations governing the use of derivatives by registered investment companies. Rule 18f-4 (the “Derivatives Rule”) imposes limits on the amount of derivatives contracts the Portfolios could enter, eliminate the asset segregation framework currently used by the Portfolios to comply with Section 18 of the 1940 Act, and require funds whose use of derivatives is more than a limited specified exposure to establish and maintain a derivatives risk management program and appoint a derivatives risk manager. The Derivatives Rule became effective February 19, 2021 and the Portfolios are required to comply on August 19, 2022. Management is currently evaluating the effect, if any, the Derivatives Rule will have on the Portfolios.

On December 3, 2020, the SEC adopted new Rule 2a-5 (the “Valuation Rule”) under the Investment Company Act of 1940, establishing an updated regulatory framework for fund valuation. The Valuation Rule, in part, provides a framework for good faith fair value determination and permits a Board to designate fair value determinations to a fund’s investment adviser. Further, the SEC is rescinding previously issued guidance on related issues. The Valuation Rule became effective on March 8, 2021, with a compliance date of September 8, 2022. Management is currently evaluating the Valuation Rule and its effect on the Portfolios.

L. Coronavirus (COVID-19) Pandemic:

The ongoing outbreak of the novel coronavirus, COVID-19, has resulted, at times, in market closures, market volatility, liquidity constraints and increased trading costs. Efforts to contain the spread of COVID-19 have resulted in global travel restrictions and disruptions of healthcare systems, business operations and supply chains, layoffs, reduced consumer demand, defaults and credit rating downgrades, and other significant economic impacts. The effects of COVID-19 have impacted global economic activity and may heighten pre-existing political, social and economic risks, domestically or globally. The full impact of the COVID-19 pandemic is unpredictable and may adversely affect a Portfolio’s performance.

M. Other:

As of October 31, 2021, the following number of shareholders held the following approximate percentages of the Portfolios’ outstanding shares. One or more of the shareholders may be omnibus accounts, which typically hold shares for the benefit of several other underlying investors.

	Number of Shareholders	Approximate Percentage of Outstanding Shares
DFA One-Year Fixed Income Portfolio	5	79%
DFA Two-Year Global Fixed Income Portfolio	6	90%
DFA Selectively Hedged Global Fixed Income Portfolio	3	87%

	Number of Shareholders	Approximate Percentage of Outstanding Shares
DFA Five-Year Global Fixed Income Portfolio	3	78%
DFA World ex U.S. Government Fixed Income Portfolio	5	80%
DFA Short-Term Government Portfolio	5	92%
DFA Intermediate Government Fixed Income Portfolio	4	86%
DFA Short-Term Extended Quality Portfolio	4	83%
DFA Intermediate-Term Extended Quality Portfolio	3	79%
DFA Targeted Credit Portfolio	3	86%
DFA Global Core Plus Fixed Income Portfolio	5	93%
DFA Investment Grade Portfolio	4	83%
DFA Diversified Fixed Income Portfolio	3	95%
DFA LTIP Portfolio	8	88%
DFA Inflation-Protected Securities Portfolio	3	49%
DFA Short-Duration Real Return Portfolio	3	83%
DFA Global Core Plus Real Return Portfolio	2	91%
DFA Municipal Real Return Portfolio	4	96%
DFA California Municipal Real Return Portfolio	4	100%
DFA Municipal Bond Portfolio	4	94%
DFA Short-Term Municipal Bond Portfolio	3	86%
DFA Intermediate-Term Municipal Bond Portfolio	4	86%
DFA Selective State Municipal Bond Portfolio	3	96%
DFA California Short-Term Municipal Bond Portfolio	3	94%
DFA California Intermediate-Term Municipal Bond Portfolio	3	94%
DFA NY Municipal Bond Portfolio	3	93%
DFA MN Municipal Bond Portfolio	2	93%
DFA Oregon Municipal Bond Portfolio	3	96%

The Portfolios are subject to claims and suits that arise from time to time in the ordinary course of business (for example, ongoing claw back litigation against former shareholders of portfolio companies that filed for bankruptcy, such as The Tribune Company and Nine West). Although management currently believes that resolving claims against the Portfolios, individually or in aggregate, will not have a material adverse impact on the Portfolios’ financial position, results of operations, or cash flows, these matters are subject to inherent uncertainties and management’s view of these matters may change in the future.

N. Subsequent Event Evaluations:

Management has evaluated the impact of all subsequent events on the Portfolios through the date on which the financial statements were issued and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of DFA Investment Dimensions Group Inc. and Shareholders of each of the twenty-eight portfolios listed in the table below

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the portfolios indicated in the table below (twenty-eight of the portfolios constituting DFA Investment Dimensions Group Inc., hereafter collectively referred to as the “Portfolios”) as of October 31, 2021, the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Portfolios as of October 31, 2021, the results of each of their operations, the changes in each of their net assets, and each of the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Portfolio	Statement of operations	Statement of changes in net assets	Financial highlights
DFA One-Year Fixed Income Portfolio
DFA Two-Year Global Fixed Income Portfolio	For the year ended October 31, 2021	For the years ended October 31, 2021 and 2020	For each of the periods indicated therein
DFA Selectively Hedged Global Fixed Income Portfolio
DFA Five-Year Global Fixed Income Portfolio
DFA World ex U.S. Government Fixed Income Portfolio
DFA Short-Term Government Portfolio
DFA Intermediate Government Fixed Income Portfolio
DFA Short-Term Extended Quality Portfolio
DFA Intermediate-Term Extended Quality Portfolio
DFA Targeted Credit Portfolio
DFA Global Core Plus Fixed Income Portfolio
DFA Investment Grade Portfolio
DFA Diversified Fixed Income Portfolio
DFA LTIP Portfolio
DFA Inflation-Protected Securities Portfolio
DFA Short-Duration Real Return Portfolio
DFA Municipal Real Return Portfolio
DFA California Municipal Real Return Portfolio
DFA Municipal Bond Portfolio
DFA Short-Term Municipal Bond Portfolio
DFA Intermediate-Term Municipal Bond Portfolio
DFA California Short-Term Municipal Bond Portfolio
DFA California Intermediate-Term Municipal Bond Portfolio
DFA NY Municipal Bond Portfolio
DFA MN Municipal Bond Portfolio
DFA Oregon Municipal Bond Portfolio

DFA Selective State Municipal Bond Portfolio	For the year ended October 31, 2021	For the year ended October 31, 2021 and the period from September 30, 2020 (commencement of operations) through October 31, 2020

DFA Global Core Plus Real Return Portfolio	For the period April 26, 2021 (commencement of operations) through October 31, 2021

Basis for Opinions

These financial statements are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on the Portfolios’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolios in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2021 by correspondence with the custodians, brokers and transfer agents of the investee funds; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania December 22, 2021

We have served as the auditor of one or more investment companies in Dimensional Fund Advisors L.P. investment company group since 1981.

DIMENSIONAL INVESTMENT GROUP INC.

PERFORMANCE CHARTS

(Unaudited)

MANAGEMENT’S DISCUSSION AND ANALYSIS

Fixed Income Market Review	12 Months Ended October 31, 2021

Bond yields generally increased in the U.S. during the 12 months ended October 31, 2021. Longer-term government bonds generally underperformed short-term government bonds for the period. Bond yields also increased in Japan, Germany, Italy, Spain, and the U.K., resulting in the general underperformance of longer-term government bonds in these markets as well.

Long-term bond indices generally underperformed short-term bond indices in global developed fixed income markets for the 12 months ended October 31, 2021. For example, the FTSE World Government Bond Index 1-3 Years (hedged to USD) returned -0.21%, while the FTSE World Government Bond Index 20+ Years (hedged to USD) returned -4.90%. Within the U.S., the Bloomberg U.S. Treasury Bond Index 1-3 Years returned -0.26%, while the Bloomberg U.S. Treasury Bond Index 20+ Years returned -5.40%

	October 31, 2020	October 31, 2021	Change
One-Month Treasury Bill (yield)	0.08%	0.06%	-0.02%
Ten-Year U.S. Treasury Notes (yield)	0.88%	1.55%	0.67%

Source: Bloomberg

Many of Dimensional’s fixed income strategies use a variable maturity approach that identifies a maturity range with higher expected returns. When the yield curve is flat or inverted, short-term securities are believed to offer higher expected returns. When the yield curve is upwardly sloped, portfolio maturities may be lengthened to seek the higher expected returns associated with longer maturities. These higher returns may be achieved by capital appreciation (from holding bonds through an upwardly sloped term structure) as well as by earning higher current yields.

During the period under review, within the taxable bond market, the ultra-short-term Portfolios employing a variable maturity approach generally focused on the shorter end of their eligible duration range, reflecting the relatively flat ultra-short-term segment of eligible yield curves. The short-term Portfolios employing a variable maturity approach generally extended durations towards the longer end of their eligible range, reflecting a steepening of the curve in the shorter end of eligible yield curves. The intermediate-term Portfolios employing a variable maturity approach continued to focus on the longer end of their eligible duration ranges, reflecting the upward slope of the term structure from the intermediate to longer end of eligible yield curves. Realized term premiums were generally negative for government securities but positive for credit securities during the period.

For the tax-exempt market, Portfolios employing a variable maturity approach generally focused on the shorter-end of their eligible duration ranges, reflecting the relatively flat slope of eligible municipal curves during the period. Realized term premiums were, however, generally positive for municipal securities for the period.

Some of Dimensional’s fixed income strategies use a variable credit approach that varies exposure to lower credit quality securities. When credit spreads are narrow, higher-quality securities are emphasized. When credit spreads are wide, additional credit exposure may be taken in order to position a Portfolio to seek higher expected returns by capturing high expected credit premiums.

Credit spreads began the period relatively wide and then narrowed throughout the period, resulting in smaller expected credit premiums. As a result, the variable credit Portfolios began the period focused on single-A, BBB, and where allowable, BB rated bonds. As credit spreads narrowed during the period, the variable credit Portfolios generally decreased their allocations to single-A, BBB, and, where appropriate, BB rated bonds. Realized credit premiums were generally positive, as corporate bonds outperformed their duration-matched government bond counterparts. Corporate bonds also generally outperformed securitized bonds for the period.

DFA Two-Year Fixed Income Portfolio

The DFA Two-Year Fixed Income Portfolio is designed to maximize total returns consistent with preservation of capital by investing in high-quality fixed income securities maturing in three years or less. The weighted average maturity of the Portfolio will not exceed two years. The investment strategy uses a variable maturity approach and shifts maturities based on changes in the yield curve. The strategy uses current yields and identifies favorable maturity ranges of expected returns based on potential buy and sell strategies. Maturity targets are shifted based on Dimensional’s expectations for term premiums. The weighted average duration of the Portfolio increased to 1.06 years as of October 31, 2021, from 0.20 year as of October 31, 2020.

For the 12 months ended October 31, 2021, total returns were -0.18% for the Portfolio and 0.02% for the ICE BofA 1-3 Year U.S. Corporate & Government Index, the Portfolio’s benchmark. Realized credit premiums were positive during the period as lower quality securities generally outperformed higher quality securities. As a result, the Portfolio’s focus on higher quality securities and exclusion of single-A and BBB rated corporate securities detracted from relative performance. During the period, the U.S. Treasury yield curve steepened along the Portfolio’s eligible maturity range, indicating larger expected term premiums. As a result, the Portfolio’s weighted average duration was lengthened but remained shorter than the duration of the benchmark. Realized term premiums were generally negative for the period. As such, the Portfolio’s shorter weighted average duration, relative to the benchmark, contributed positively to relative performance.

DFA Two-Year Government Portfolio

The DFA Two-Year Government Portfolio is designed to maximize total returns consistent with preservation of capital by investing in securities of the U.S. government and its agencies maturing in three years or less (under normal circumstances, the Portfolio will invest at least 80% of its net assets in fixed income securities that mature within two years). The Portfolio also maintains an average portfolio maturity of two years or less. The investment strategy uses a variable maturity approach and shifts maturities based on changes in the yield curve. The strategy uses current yields and identifies favorable maturity ranges of expected returns based on potential buy and sell strategies. Maturity targets are shifted based on Dimensional’s expectations for term premiums. The weighted average duration of the Portfolio increased to 1.05 years as of October 31, 2021, from 0.09 year as of October 31, 2020.

For the 12 months ended October 31, 2021, total returns were -0.31% for the Portfolio and -0.23% for the ICE BofA 1-3 Year U.S. Treasury & Agency Index, the Portfolio’s benchmark. The U.S. Treasury yield curve steepened along the Portfolio’s eligible maturity range, indicating larger expected term premiums. As a result, the Portfolio’s weighted average duration was lengthened during the period but remained shorter than the duration of the benchmark. Interest rates generally increased during the period and realized term premiums were generally negative in government securities. However, one- to two-year government securities outperformed zero- to one-year government securities. As such, the Portfolio’s overweight to government securities in the zero- to one-year maturity range and underweight to government securities in the one- to two-year maturity range detracted from performance relative to the benchmark.

DIMENSIONAL INVESTMENT GROUP INC.

DISCLOSURE OF FUND EXPENSES

(Unaudited)

The following Expense Tables are shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports, among others. Operating expenses and legal and audit services, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs, in dollars, of investing in the fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Tables below illustrate your fund’s costs in two ways.

Actual Fund Return

This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and “Expenses Paid During Period” reflects the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes

This section is intended to help you compare your fund’s costs with those of other mutual funds. The hypothetical “Ending Account Value” and “Expenses Paid During Period” are derived from the fund’s actual expense ratio and an assumed 5% annual return before expenses. In this case, because the return used is not the fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% annual return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs, if applicable. The “Annualized Expense Ratio” represents the actual expenses for the six-month period indicated.

Six Months Ended October 31, 2021

EXPENSE TABLES

	Beginning Account Value 05/01/21	Ending Account Value 10/31/21	Annualized Expense Ratio (1)	Expenses Paid During Period (1)
DFA Two-Year Fixed Income Portfolio
Actual Fund Return	$1,000.00	$998.00	0.21%	$1.06
Hypothetical 5% Annual Return	$1,000.00	$1,024.15	0.21%	$1.07
DFA Two-Year Government Portfolio
Actual Fund Return	$1,000.00	$998.00	0.20%	$1.01

DISCLOSURE OF FUND EXPENSES

CONTINUED

	Beginning Account Value 05/01/21	Ending Account Value 10/31/21	Annualized Expense Ratio (1)	Expenses Paid During Period (1)
Hypothetical 5% Annual Return	$1,000.00	$1,024.20	0.20%	$1.02

(1)

Expenses are equal to the fund’s annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (184), then divided by the number of days in the year (365) to reflect the six-month period.

DIMENSIONAL INVESTMENT GROUP INC.

DISCLOSURE OF PORTFOLIO HOLDINGS

(Unaudited)

The SEC requires that all funds file a complete Schedule of Investments with the SEC for their first and third fiscal quarters as an exhibit to their reports on Form N-PORT. For Dimensional Investment Group Inc., this would be for the fiscal quarters ending January 31 and July 31. Such Form N-PORT filing must be made within 60 days of the end of the quarter. Dimensional Investment Group Inc. filed its most recent Form N-PORT with the SEC on September 24, 2021. They are available upon request, without charge, by calling collect: (512) 306-7400; by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, TX 78746; or by visiting the SEC’s website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The SEC requires that all funds present their categories of portfolio holdings in a table, chart, or graph format in their annual and semi-annual shareholder reports, whether or not a Schedule of Investments is used. The following tables, which present portfolio holdings as a percentage of total investments before short-term investments and collateral for loaned securities, are provided in compliance with this requirement. The categories shown below represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

FIXED INCOME PORTFOLIOS

DFA Two-Year Fixed Income Portfolio
Financial	19.3%
Foreign Government	5.2%
Supranational	13.5%
U.S. Government	62.0%

100.0%

DFA Two-Year Government Portfolio
U.S. Government	100.0%

100.0%

DFA TWO-YEAR FIXED INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS

October 31, 2021

		Face Amount	Value†
		(000)
BONDS — (16.3%)
African Development Bank, Floating Rate Note, 3M USD LIBOR + 0.010%, FRN
(r)	0.126%, 12/15/21	400	$400,041
Asian Development Bank, Floating Rate Note, 3M USD LIBOR + 0.010%, FRN
(r)	0.126%, 12/15/21	1,500	1,500,060
Australia & New Zealand Banking Group Ltd., Floating Rate Note, 3M USD LIBOR + 0.870%, FRN
(r)	1.001%, 11/23/21	1,000	1,000,463
EUROFIMA, Floating Rate Note, 3M USD LIBOR + 0.090%, FRN
(r)	0.215%, 11/15/21	1,300	1,300,034
European Bank for Reconstruction & Development, Floating Rate Note, SOFR + 0.260%, FRN
(r)	0.309%, 08/19/22	1,134	1,135,837
(r)	0.309%, 03/13/23	1,500	1,503,525
Inter-American Development Bank, Floating Rate Note, SOFR + 0.260%, FRN
(r)	0.309%, 09/16/22	2,449	2,453,335
International Bank for Reconstruction & Development, Floating Rate Note, SOFR + 0.130%, FRN
(r)	0.179%, 01/13/23	500	500,365
Kommunalbanken AS, Floating Rate Note, 3M USD LIBOR + 0.080%, FRN
(r)Ω	0.208%, 02/24/22	1,200	1,200,292
Landeskreditbank Baden-Wuerttemberg Foerderbank, Floating Rate Note, SOFR + 0.350%, FRN
(r)	0.399%, 03/15/22	800	800,558

		Face Amount	Value†
		(000)
Nederlandse Waterschapsbank NV, Floating Rate Note, 3M USD LIBOR + 0.070%, FRN
(r)Ω	0.186%, 12/15/21	800	$800,085
Nordic Investment Bank
	0.375%, 09/20/24	450	444,344
Oesterreichische Kontrollbank AG
	0.500%, 09/16/24	300	297,081
Skandinaviska Enskilda Banken AB
Ω	0.650%, 09/09/24	261	258,307
Svensk Exportkredit AB
	0.375%, 07/30/24	1,000	987,971
Svensk Exportkredit AB, Floating Rate Note, 3M USD LIBOR + 0.120%, FRN
(r)	0.234%, 12/13/21	400	400,063
Svensk Exportkredit AB, Floating Rate Note, SOFR + 1.000%, FRN
(r)	1.049%, 12/19/22	1,000	1,010,270
Swedbank AB
Ω	0.600%, 09/25/23	572	570,501
Toronto-Dominion Bank, Floating Rate Note, SOFR + 0.220%, FRN
(r)	0.269%, 06/02/23	1,500	1,502,647
Toronto-Dominion Bank, Floating Rate Note, SOFR + 0.240%, FRN
(r)	0.289%, 01/06/23	980	980,913

TOTAL BONDS			19,046,692

CERTIFICATES OF DEPOSIT — (6.0%)
Bank of Montreal, Floating Rate Note, SOFR + 0.150%, FRN
(r)	0.200%, 09/02/22	1,000	1,000,005
(r)	0.200%, 09/27/22	500	499,961
Bank of Montreal, Floating Rate Note, SOFR + 0.200%, FRN
(r)	0.250%, 02/11/22	500	500,212

DFA TWO-YEAR FIXED INCOME PORTFOLIO

CONTINUED

		Face Amount	Value†
		(000)
	Bank of Nova Scotia, Floating Rate Note, SOFR + 0.150%, FRN
(r)	0.200%, 06/15/22	1,000	$1,000,218
(r)	0.200%, 08/19/22	1,500	1,500,094
	Canadian Imperial Bank of Commerce, Floating Rate Note, SOFR + 0.160%, FRN
(r)	0.210%, 07/15/22	500	500,102
	Westpac Banking Corp., Floating Rate Note, 3M USD LIBOR + 0.010%, FRN
(r)Ω	0.135%, 02/07/22	1,000	1,000,003
	Westpac Banking Corp., Floating Rate Note, SOFR + 0.170%, FRN
(r)	0.220%, 04/19/22	1,000	1,000,373

	TOTAL CERTIFICATES OF DEPOSIT		7,000,968

U.S. TREASURY OBLIGATIONS — (36.4%)
	U.S. Treasury Notes
	0.125%, 09/15/23	5,940	5,902,179
#	0.250%, 09/30/23	9,350	9,312,016
	0.125%, 10/15/23	9,250	9,184,600
#	0.375%, 08/15/24	9,600	9,510,000
#	0.375%, 09/15/24	6,150	6,087,539
	0.625%, 10/15/24	485	483,143
	U.S. Treasury Notes, Floating Rate Note, 3M USTMMR + 0.029%, FRN
(r)	0.084%, 07/31/23	2,050	2,049,963

	TOTAL U.S. TREASURY OBLIGATIONS		42,529,440

	TOTAL INVESTMENT SECURITIES (Cost $68,736,447)		68,577,100

	COMMERCIAL PAPER — (23.7%)
	BNG Bank NV
	0.076%, 11/16/21	1,250	1,249,955
	0.061%, 11/05/21	250	249,997
	CDP Financial, Inc.
	0.130%, 11/08/21	250	249,995

		Face Amount	Value†
		(000)
	Commonwealth Bank of Australia, Floating Rate Note, SOFR + 0.130%, FRN
(r)Ω	0.180%, 09/29/22	500	$499,922
	Corpoerative Centrale Bank
	0.152%, 12/08/21	1,400	1,399,891
	0.150%, 12/08/21	800	799,938
	DNB Bank ASA
	0.096%, 12/09/21	2,500	2,499,846
	Erste Abwicklungsanstalt
	0.070%, 11/08/21	2,000	1,999,952
	0.081%, 12/13/21	500	499,944
	FMS Wertmanagement
	0.105%, 11/02/21	500	499,996
	0.100%, 11/09/21	1,400	1,399,967
	0.101%, 11/24/21	300	299,981
	Kingdom of Denmark
	0.051%, 11/15/21	1,250	1,249,965
	0.050%, 11/04/21	1,000	999,990
	Kreditanstalt fuer Wiederaufbau
	0.081%, 11/01/21	250	249,999
	0.091%, 11/02/21	500	499,997
	Nederlandse Waterschapsbank NV
	0.090%, 11/23/21	500	499,966
	Nordea Bank Abp
	0.110%, 11/22/21	350	349,982
	NRW Bank
	0.065%, 11/10/21	1,250	1,249,971
	Oesterreichische Kontrollbank AG
	0.051%, 11/08/21	1,000	999,981
	PSP Capital, Inc.
	0.090%, 11/29/21	1,400	1,399,904
	Queensland Treasury Corp.
	0.090%, 01/28/22	2,250	2,249,545
	0.101%, 01/31/22	500	499,896
	Skandinaviska Enskilda Banken AB
	0.193%, 12/16/21	1,750	1,749,823
	0.190%, 12/16/21	750	749,924
	Svenska Handelsbanken AB
	0.180%, 11/09/21	1,250	1,249,973
	0.170%, 12/03/21	250	249,982
	Swedbank AB
	0.170%, 11/29/21	250	249,989
	0.100%, 11/30/21	1,350	1,349,939
	0.090%, 12/16/21	250	249,981

	TOTAL COMMERCIAL PAPER (Cost $27,747,557)		27,748,191

DFA TWO-YEAR FIXED INCOME PORTFOLIO

CONTINUED

		Shares	Value†
TEMPORARY CASH INVESTMENTS — (1.4%)
	State Street Institutional U.S. Government Money Market Fund 0.025%	1,665,554	$1,665,554

SECURITIES LENDING COLLATERAL — (16.2%)
@§	The DFA Short Term Investment Fund	1,632,755	18,890,978

TOTAL INVESTMENTS — (100.0%) (Cost $117,040,406)			$116,881,823

Summary of the Portfolio’s investments as of October 31, 2021, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Bonds	—	$19,046,692	—	$19,046,692
Certificates of Deposit	—	7,000,968	—	7,000,968
U.S. Treasury Obligations	—	42,529,440	—	42,529,440
Commercial Paper	—	27,748,191	—	27,748,191
Temporary Cash Investments	$1,665,554	—	—	1,665,554
Securities Lending Collateral	—	18,890,978	—	18,890,978

TOTAL	$1,665,554	$115,216,269	—	$116,881,823

See accompanying Notes to Financial Statements.

DFA TWO-YEAR GOVERNMENT PORTFOLIO

SCHEDULE OF INVESTMENTS

October 31, 2021

	Face Amount (000)	Value†
U.S. TREASURY OBLIGATIONS — (99.8%)
U.S. Treasury Bill
0.084%, 11/09/21	3,700	$3,699,976
0.035%, 11/12/21	16,400	16,399,793
U.S. Treasury Cash Management Bill
0.031%, 01/18/22	11,850	11,848,203
U.S. Treasury Notes
0.125%, 08/31/23	1,000	994,258
0.125%, 09/15/23	9,225	9,166,263
0.250%, 09/30/23	16,500	16,432,969
0.125%, 10/15/23	16,600	16,482,633
0.375%, 08/15/24	16,350	16,196,719
0.375%, 09/15/24	14,900	14,748,672
U.S. Treasury Notes, Floating Rate Note, 3M USTMMR + 0.034%, FRN
(r) 0.089%, 04/30/23	3,775	3,775,231
U.S. Treasury Notes, Floating Rate Note, 3M USTMMR + 0.049%, FRN
(r) 0.104%, 01/31/23	8,350	8,352,577
U.S. Treasury Notes, Floating Rate Note, 3M USTMMR + 0.055%, FRN
(r) 0.110%, 10/31/22	10,000	10,004,751
U.S. Treasury Notes, Floating Rate Note, 3M USTMMR + 0.114%, FRN
(r) 0.169%, 04/30/22	16,890	16,898,866
U.S. Treasury Notes, Floating Rate Note, 3M USTMMR + 0.154%, FRN
(r) 0.209%, 01/31/22	15,485	15,490,675

TOTAL U.S. TREASURY OBLIGATIONS Cost ($ 160,810,743)		160,491,586

	Shares
TEMPORARY CASH INVESTMENTS — (0.2%)
State Street Institutional U.S. Government Money Market Fund 0.025%	282,532	282,532

TOTAL INVESTMENTS — (100.0%) (Cost $ 161,093,275)		$160,774,118

Summary of the Portfolio’s investments as of October 31, 2021, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
U.S. Treasury Obligations	—	$160,491,586	—	$160,491,586
Temporary Cash Investments	$282,532	—	—	282,532

TOTAL	$282,532	$160,491,586	—	$160,774,118

See accompanying Notes to Financial Statements.

DIMENSIONAL INVESTMENT GROUP INC.

STATEMENTS OF ASSETS AND LIABILITIES

OCTOBER 31, 2021

(Amounts in thousands, except share and per share amounts)

	DFA Two-Year Fixed Income Portfolio*	DFA Two-Year Government Portfolio
ASSETS:
Investment Securities at Value (including $18,519 and $0 of securities on loan, respectively)	$96,325	$160,492
Temporary Cash Investments at Value & Cost	1,666	283
Collateral from Securities on Loan Invested in Affiliate at Value (including cost of $18,891 and $0, respectively)	18,891	—
Receivables:
Investment Securities Sold	—	7,740
Dividends and Interest	27	51
Securities Lending Income	3	—
Fund Shares Sold	37	62
Prepaid Expenses and Other Assets	8	8

Total Assets	116,957	168,636

LIABILITIES:
Payables:
Upon Return of Securities Loaned	18,890	—
Investment Securities Purchased	1,493	3,281
Fund Shares Redeemed	359	—
Due to Advisor	17	27
Accrued Expenses and Other Liabilities	49	52

Total Liabilities	20,808	3,360

NET ASSETS	$96,149	$165,276

Institutional Class Shares — based on net assets of $96,149 and $165,276 and shares outstanding of 9,676,907 and 16,957,028, respectively	$9.94	$9.75

NUMBER OF SHARES AUTHORIZED	300,000,000	300,000,000

Investment Securities at Cost	$96,484	$160,811

NET ASSETS CONSIST OF:
Paid-In Capital	$96,577	$166,970
Total Distributable Earnings (Loss)	(428)	(1,694)

NET ASSETS	$96,149	$165,276

*	See Note H in the Notes to Financial Statements for additional information about securities lending collateral.

See accompanying Notes to Financial Statements.

DIMENSIONAL INVESTMENT GROUP INC.

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2021

(Amounts in thousands)

	DFA Two-Year Fixed Income Portfolio#	DFA Two-Year Government Portfolio
Investment Income
Interest	$183	$195
Income from Securities Lending	5	—

Total Investment Income	188	195

Fund Expenses
Investment Management Fees	128	227
Accounting & Transfer Agent Fees	21	37
Custodian Fees	2	2
Filing Fees	30	33
Shareholders’ Reports	11	10
Directors’/Trustees’ Fees & Expenses	2	2
Previously Waived Fees Recovered by Advisor (Note C)	25	20
Other	4	5

Total Fund Expenses	223	336

Fees Waived, Expenses Reimbursed by Advisor (Note C)	31	13

Net Expenses	192	323

Net Investment Income (Loss)	(4)	(128)

Realized and Unrealized Gain (Loss)
Net Realized Gain (Loss) on:
Investment Securities Sold**	20	28
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	(181)	(378)

Net Realized and Unrealized Gain (Loss)	(161)	(350)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(165)	$(478)

**	Net of foreign capital gain taxes withheld of $0 and $0, respectively.
#	Portion of income is from investment in affiliated fund.

See accompanying Notes to Financial Statements.

DIMENSIONAL INVESTMENT GROUP INC.

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	DFA Two-Year Fixed Income Portfolio			DFA Two-Year Government Portfolio
	Year Ended Oct 31, 2021		Year Ended Oct 31, 2020	Year Ended Oct 31, 2021		Year Ended Oct 31, 2020
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$(4	) $	987	$(128	) $	711
Net Realized Gain (Loss) on:
Investment Securities Sold*,**	20		29	28		48
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	(181)		(78)	(378)		90
Affiliated Investment Companies Shares	—		(1)	—		—

Net Increase (Decrease) in Net Assets Resulting from Operations	(165)		937	(478)		849

Distributions:
Institutional Class Shares	(21)		(1,122)	—		(888)
Capital Share Transactions (1):
Shares Issued	28,935		26,138	57,744		116,726
Shares Issued in Lieu of Cash Distributions	21		1,122	—		888
Shares Redeemed	(33,068)		(31,801)	(49,714)		(80,999)

Net Increase (Decrease) from Capital Share Transactions	(4,112)		(4,541)	8,030		36,615

Total Increase (Decrease) in Net Assets	(4,298)		(4,726)	7,552		36,576
Net Assets
Beginning of Year	100,447		105,173	157,724		121,148

End of Year	$96,149		$100,447	$165,276		$157,724

(1) Shares Issued and Redeemed:
Shares Issued	2,907		2,622	5,911		11,930
Shares Issued in Lieu of Cash Distributions	2		113	—		91
Shares Redeemed	(3,321)		(3,190)	(5,088)		(8,281)

Net Increase (Decrease) from Shares Issued and Redeemed	(412)		(455)	823		3,740

*	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2021 of $0 and $0, respectively.
**	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2020 of $0 and $0, respectively.

See accompanying Notes to Financial Statements.

DIMENSIONAL INVESTMENT GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

	DFA Two-Year Fixed Income Portfolio					DFA Two-Year Government Portfolio
	Year Ended Oct 31, 2021	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2018	Year Ended Oct 31, 2017	Year Ended Oct 31, 2021	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2018	Year Ended Oct 31, 2017
Net Asset Value, Beginning of Year.	$9.96	$9.97	$9.91	$9.98	$10.00	$9.78	$9.77	$9.72	$9.81	$9.88

Income from Investment Operations (A)
Net Investment Income (Loss)	(—)	0.10	0.23	0.19	0.11	(0.01)	0.04	0.20	0.17	0.09
Net Gains (Losses) on Securities (Realized and Unrealized)	(0.02)	—	0.07	(0.10)	(0.02)	(0.02)	0.03	0.05	(0.11)	(0.07)

Total from Investment Operations	(0.02)	0.10	0.30	0.09	0.09	(0.03)	0.07	0.25	0.06	0.02

Less Distributions:
Net Investment Income	(—)	(0.11)	(0.24)	(0.16)	(0.11)	—	(0.06)	(0.20)	(0.15)	(0.09)

Total Distributions	—	(0.11)	(0.24)	(0.16)	(0.11)	—	(0.06)	(0.20)	(0.15)	(0.09)

Net Asset Value, End of Year.	$9.94	$9.96	$9.97	$9.91	$9.98	$9.75	$9.78	$9.77	$9.72	$9.81

Total Return	(0.18%)	1.00%	3.07%	0.86%	0.92%	(0.31%)	0.77%	2.63%	0.60%	0.19%

Net Assets, End of Year (thousands)	$96,149	$100,447	$105,173	$128,569	$78,815	$165,276	$157,724	$121,148	$124,210	$112,934
Ratio of Expenses to Average Net Assets	0.21%	0.22%	0.25%	0.21%	0.24%	0.20%	0.21%	0.26%	0.20%	0.23%
Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly)	0.24%	0.25%	0.25%	0.21%	0.24%	0.21%	0.22%	0.26%	0.20%	0.23%
Ratio of Net Investment Income to Average Net Assets	—	0.98%	2.34%	1.92%	1.14%	(0.08%)	0.45%	2.06%	1.76%	0.93%
Portfolio Turnover Rate	186%	65%	50%	89%	115%	108%	103%	57%	115%	176%

See page 1-2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

DIMENSIONAL INVESTMENT GROUP INC.

NOTES TO FINANCIAL STATEMENTS

A. Organization:

Dimensional Investment Group Inc. (the “Fund”) is an open-end management investment company registered under the Investment Company Act of 1940, whose shares are generally offered to institutional investors, retirement plans and clients of registered investment advisors. The Fund consists of eleven portfolios, two of which, DFA Two-Year Fixed Income Portfolio and DFA Two-Year Government Portfolio (the “Portfolios”) are presented in this report. The remaining operational portfolios are presented in separate reports. The Portfolios are investment companies, and accordingly, follow the accounting and reporting guidance under the Financial Accounting Standards Board (“FASB”) Accounting Standards Certification (“ASC”), Topic 946, “Financial Services-Investment Companies.”

B. Significant Accounting Policies:

The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Fund in preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates, and those differences could be material.

1. Security Valuation: The Portfolios use a fair value hierarchy, which prioritizes the inputs-to-valuation techniques used to measure fair value into three broad levels described below:

•	Level 1 – inputs are quoted prices in active markets for identical securities (including equity securities, open-end investment companies, and futures contracts)

•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Portfolios’ own assumptions in determining the fair value of investments)

Debt securities held by the Portfolios are valued on the basis of evaluated prices provided by one or more pricing services or other reasonably reliable sources including broker/dealers that typically handle the purchase and sale of such securities. Securities that are traded over-the-counter and on a stock exchange generally will be valued according to the broadest and most representative market, and it is expected that for bonds and other fixed income securities, this ordinarily will be the over-the-counter market. Securities for which quotations are not readily available (including restricted securities), or for which market quotations have become unreliable, are valued in good faith at fair value in accordance with procedures adopted by the Board of Directors of the Fund. Fair value pricing may also be used if events that have a significant effect on the value of an investment (as determined in the discretion of Dimensional Fund Advisors LP) occur before the net asset value of the Portfolio is calculated. When fair value pricing is used, the prices of securities used by the Portfolios may differ from the quoted or published prices for the same securities on their primary markets or exchanges. These securities are generally categorized as Level 2 or Level 3 in the hierarchy.

A summary of the inputs used to value the Portfolios’ investments by each major security type, industry and/or country is disclosed previously in this note. Valuation hierarchy tables have been included at the end of the Schedules of Investments. The methodology or inputs used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

2. Deferred Compensation Plan: Each eligible Director of the Fund may elect to participate in the Fee Deferral Plan for Independent Directors and Trustees (the “Plan”). Under the Plan, effective January 1, 2002, such Directors may defer payment of all or a portion of their total fees earned as a Director. These deferred amounts may be treated as though such amounts had been invested in shares of the following funds: the U.S. Large Cap Value Portfolio,

U.S. Core Equity 1 Portfolio, U.S. Large Company Portfolio, U.S. Vector Equity Portfolio, U.S. Micro Cap Portfolio, DFA International Value Portfolio, International Core Equity Portfolio, Emerging Markets Portfolio, Emerging Markets Core Equity Portfolio, DFA Inflation-Protected Securities Portfolio, and/or DFA Two-Year Global Fixed Income Portfolio. Contributions made under the Plan and the change in unrealized appreciation (depreciation) and income are included in Directors’/ Trustees’ Fees & Expenses.

The Directors may receive their distributions of proceeds by one of the following methods: lump sum, annual installments over a period of agreed-upon years, or quarterly installments over a period of agreed-upon years. Each Director shall have the right in a notice of election (the “Notice”) to defer the receipt of the Director’s deferred compensation until a date specified by such Director in the Notice. The date may not be sooner than the earlier of: (i) the first business day of January following the year in which such Director ceases to be a member of the Board of Directors of the Fund; and (ii) five years following the effective date of the Director’s first deferral election. If a Director who elects to defer fees fails to designate in the Notice a time or date as of which payment of the Director’s deferred fee account shall commence, payment of such amount shall commence as of the first business day of January following the year in which the Director ceases to be a member of the Board (unless the Director files an amended Notice selecting a different distribution date).

C. Investment Advisor:

The Advisor, Dimensional Fund Advisors LP, provides investment management services to the Portfolios. For the year ended October 31, 2021, the Portfolios’ investment management fees were accrued daily and paid monthly to the Advisor based on the following effective annual rates of average daily net assets:

DFA Two-Year Fixed Income Portfolio	0.14%
DFA Two-Year Government Portfolio	0.14%

Pursuant to Fee Waiver and/or Expense Assumption Agreements (each, a “Fee Waiver Agreement”), the Advisor has contractually agreed to waive certain fees, and in certain instances, assume certain expenses of the Portfolios, as described below. The Fee Waiver Agreement for the Portfolios will remain in effect through February 28, 2022, may only be terminated by the Fund’s Board of Directors prior to that date and shall continue in effect from year to year thereafter unless terminated by the Fund or the Advisor. During the year ended October 31, 2021, the Portfolios had expense limits based on a percentage of average net assets on an annualized basis, and the Advisor recovered previously waived fees and/or assumed expenses (amounts in thousands), as listed below. The net amount of waived fees/expenses assumed (recovered previously waived fees/expenses assumed) during the year ended October 31, 2021, and the previously waived fees/expenses assumed subject to future recovery by the Advisor as of October 31, 2021, are also reflected below (amounts in thousands). At any time that the Portfolio Expenses (defined below) of the Institutional Class of a Portfolio are less than the Expense Limitation Amount listed below, the Advisor retains the right to recover fees previously waived and/or expenses previously assumed to the extent that the expense ratio following such recovery would be less than the Expense Limitation Amount that was in place when such prior year fees were waived and/or expenses assumed, and less than the current Expense Limitation Amount in place for the Portfolio. The Fund, on behalf of the Portfolios, is not obligated to reimburse the Advisor for fees previously waived or expenses previously assumed by the Advisor more than thirty-six months before the date of recovery.

Institutional Class Shares	Expense Limitation Amount	Recovery of Previously Waived Fees/ Expenses Assumed	Waived Fees/ Expenses Assumed	Previously Waived Fees/ Expenses Assumed Subject to Future Recovery
DFA Two-Year Fixed Income Portfolio (1)	0.21%	$25	$31	$39
DFA Two-Year Government Portfolio (1)	0.20%	20	13	13

(1)

The Advisor has contractually agreed to waive all or a portion of its management fee and assume the ordinary operating expenses of a class of a Portfolio (excluding the expenses that the Portfolio incurs indirectly through its investment in other investment companies) (“Portfolio Expenses”) to the extent necessary to limit the Portfolio Expenses of a class of the Portfolio, on an annualized basis, to the rates listed above as a percentage of a class of the Portfolio’s average net assets (the “Expense Limitation Amount”).

Fees Paid to Officers and Directors/Trustees:

Certain Officers and Directors of the Advisor are also Officers and Directors of the Fund; however, such Officers and Directors (with the exception of the Chief Compliance Officer (“CCO”)) receive no compensation from the Fund. For the year ended October 31, 2021, the total related amount paid by the Fund to the CCO was $14 (in thousands). The total related amounts paid by each of the Portfolios are included in Other Expenses on the Statements of Operations.

D. Deferred Compensation:

As of October 31, 2021, the total liability for deferred compensation to Directors is included in Accrued Expenses and Other Liabilities on the Statements of Assets and Liabilities as follows (amounts in thousands):

DFA Two-Year Fixed Income Portfolio	$4
DFA Two-Year Government Portfolio	7

E. Purchases and Sales of Securities:

For the year ended October 31, 2021, the Portfolios made the following purchases and sales of investment securities, other than short-term securities and in-kind redemptions (amounts in thousands):

	U.S. Government Securities		Other Investment Securities
	Purchases	Sales	Purchases	Sales
DFA Two-Year Fixed Income Portfolio	$89,779	$57,036	$8,409	$13,870
DFA Two-Year Government Portfolio	161,223	94,757	—	—

For the year ended October 31, 2021, transactions related to Affiliated Investment Companies, excluding in-kind redemptions, are presented below.

The amounts presented below may differ from the respective amounts presented in the corresponding Schedules of Investments, Statements of Assets and Liabilities or Statements of Operations due to rounding. The amounts are as follows (amounts in thousands):

	Balance at October 31, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ Depreciation	Balance at October 31, 2021	Shares as of October 31, 2021	Dividend Income	Capital Gain Distributions
DFA Two-Year Fixed Income Portfolio
The DFA Short Term Investment Fund	$766	$210,129	$192,004	—	—	$18,891	1,633	$2	—

Total	$766	$210,129	$192,004	—	—	$18,891	1,633	$2	—

F. Federal Income Taxes:

Each Portfolio has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for federal income tax purposes and to distribute substantially all of its taxable income and net capital gains to its shareholders. Accordingly, no provision has been made for federal income taxes.

Distributions from net investment income and net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent that these differences are permanent, they are charged or credited to paid-in capital or distributable earnings as appropriate, in the period that the differences arise. Accordingly, the permanent differences as of October 31, 2021, can occur as a result of realized gains on securities considered to be “passive foreign investment companies,” non-deductible expenses, realized foreign capital gains tax, net foreign currency gains/losses, the use of accumulated earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction for income tax purposes, distributions received from real estate investment trusts and distribution redesignations, and were reclassified to the accounts mentioned above. These reclassifications had no effect on net assets or net asset value per share.

The tax character of dividends and distributions declared and paid during the years ended October 31, 2020, and October 31, 2021, were as follows (amounts in thousands):

	Net Investment Income and Short-Term Capital Gains	Long-Term Capital Gains	Tax Exempt Income	Total
DFA Two-Year Fixed Income Portfolio
2020	$1,122	—	—	$1,122
2021	21	—	—	21
DFA Two-Year Government Portfolio
2020	888	—	—	888
2021	—	—	—	—

As of October 31, 2021, the Portfolios did not have any net investment income and short-term capital gains or long-term capital gains distributions designated for federal income tax purposes due to the use of accumulated earnings and profits distributed to shareholders upon redemption of shares.

As of October 31, 2021, the components of distributable earnings (accumulated losses) were as follows (amounts in thousands):

	Undistributed Net Investment Income and Short-Term Capital Gains	Undistributed Long-Term Capital Gains	Capital Loss Carryforwards	Unrealized Appreciation (Depreciation)	Total Net Distributable Earnings (Accumulated Losses)
DFA Two-Year Fixed Income Portfolio	—	—	$(255)	$(159)	$(414)
DFA Two-Year Government Portfolio	—	—	(1,368)	(319)	(1,687)

For federal income tax purposes, the Fund measures its capital loss carryforwards annually at October 31, its fiscal year end. Capital loss carryforwards may be carried forward and applied against future capital gains. As of October 31, 2021, the Portfolios had the following capital loss carryforwards available to offset future realized capital gains with no expiration date (amounts in thousands):

	Unlimited	Total
DFA Two-Year Fixed Income Portfolio	$255	$255
DFA Two-Year Government Portfolio	1,368	1,368

During the year ended October 31, 2021, the Portfolios used the following capital loss carryforwards to offset realized capital gains for federal income tax purposes (amounts in thousands):

DFA Two-Year Fixed Income Portfolio	$18
DFA Two-Year Government Portfolio	29

As of October 31, 2021, the total cost and aggregate gross unrealized appreciation (depreciation) of securities for federal income tax purposes were different from amounts reported for financial reporting purposes, as follows (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
DFA Two-Year Fixed Income Portfolio	$117,040	$14	$(172)	$(158)
DFA Two-Year Government Portfolio	161,093	17	(336)	(319)

The difference between GAAP-basis and tax-basis unrealized gains (losses) can occur as a result of wash sales and net mark to market gains (losses) on regulated futures contracts, net mark-to-market gain/loss on foreign currency contracts, and differences in the tax treatment of passive foreign investment company investments.

ASC 740 Accounting for Uncertainty in Income Taxes sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed the Portfolios’ tax positions and has concluded that no additional provision for income tax is required in the Portfolios’ financial statements. The Portfolios are not aware of any tax positions for which it is more likely than not that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Portfolios’ federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

G. Line of Credit and Interfund Lending Program:

The Fund, together with other Dimensional-advised portfolios, has entered into a $500 million uncommitted, unsecured discretionary line of credit effective April 7, 2021, with its domestic custodian bank. A line of credit with similar terms was in effect through April 7, 2021. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The agreement for the line of credit expires on April 6, 2022.

The Fund, together with other Dimensional-advised portfolios, has also entered into an additional $700 million unsecured line of credit with its international custodian bank effective January 2, 2021. A line of credit with similar terms was in effect through January 2, 2021. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $700 million in the aggregate. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The line of credit agreement expires on January 1, 2022.

There were no borrowings by the Portfolios under the lines of credit during the year ended October 31, 2021.

Pursuant to an exemptive order issued by the SEC (the “Order”), the Portfolios may participate in an interfund lending program among certain portfolios managed by the Advisor. The program allows the participating portfolios to borrow money from and loan money to each other for temporary or emergency purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending portfolios as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a portfolio may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice.

The Portfolios did not use the interfund lending program during the year ended October 31, 2021.

H. Securities Lending:

Each Portfolio with securities on loan invests the cash collateral, as described below, and records a liability for the return of the collateral, during the period the securities are on loan. Loans of securities are expected at all times to be secured by collateral in an amount (i) equal to at least 100% of the current market value of the loaned securities with respect to securities of the U.S. government or its agencies, (ii) generally equal to 102% of the current market value of the loaned securities with respect to U.S. securities, and (iii) generally equal to 105% of the current market value of the loaned securities with respect to foreign securities. However, daily market fluctuations could cause the Portfolios’ collateral to be lower or higher than the expected thresholds. If this were to occur, the collateral would be adjusted the next business day to ensure adequate collateralization. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. If the borrower fails to return loaned securities, cash collateral being maintained by the borrower is insufficient to cover the value of loaned securities, and such collateral insufficiency is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Portfolio or, at the option of the lending agent, to replace the securities. In the event of the bankruptcy of the borrower, the Portfolio could experience delay in recovering the loaned securities or only recover cash or a security of equivalent value.

Subject to their stated investment policies, each Portfolio with securities on loan will generally invest the cash collateral received for the loaned securities in the Money Market Series, an affiliated registered money market fund advised by the Advisor for which the Advisor receives a management fee of 0.05% of the average daily net assets of the Money Market Series. Income received from the Money Market Series is netted with fees for securities lending and collateral investment expenses and with other payments to and from borrowers of securities. Such Portfolios also may invest the cash collateral received for the loaned securities in securities of the U.S. government or its agencies, repurchase agreements collateralized by securities of the U.S. government or its agencies, and affiliated or unaffiliated money market funds that are registered or unregistered. For purposes of this paragraph, agencies include both agency debentures and agency mortgage-backed securities. Additionally, each Portfolio will be able to terminate the loan at any time and will receive reasonable interest on the loan, as well as amounts equal to any dividends, interest or, other distributions on the loaned securities. However, dividend income received from loaned securities may not be eligible for taxation at qualified dividend income rates.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of October 31, 2021 (amounts in thousands):

	Remaining Contractual Maturity of the Agreements As of October 31, 2021
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
DFA Two-Year Fixed Income Portfolio
Bonds, U.S. Treasury Obligations	$18,890	—	—	—	$18,890

I. Indemnitees; Contractual Obligations:

Under the Fund’s organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund.

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

J. Recently Issued Accounting Standards and Regulations:

In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. In January 2021, the FASB issued ASU No. 2021-01, with further amendments to Topic 848. The amendments in the ASUs provide optional temporary accounting recognition and financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the LIBOR and other interbank-offered based reference rates as of the end of 2021 and 2023. The ASUs are effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management has reviewed the requirements and believes the adoption of these ASUs will not have a material impact on the Portfolios’ financial statements.

In October 2020, the SEC adopted new regulations governing the use of derivatives by registered investment companies. Rule 18f-4 (the “Derivatives Rule”) imposes limits on the amount of derivatives contracts the Portfolios could enter, eliminate the asset segregation framework currently used by the Portfolios to comply with Section 18 of the 1940 Act, and require Portfolios whose use of derivatives is more than a limited specified exposure to establish and maintain a derivatives risk management program and appoint a derivatives risk manager. The Derivatives Rule became effective February 19, 2021 and the Portfolios are required to comply on August 19, 2022. Management is currently evaluating the effect, if any, the Derivatives Rule will have on the Portfolios.

On December 3, 2020, the SEC adopted new Rule 2a-5 (the “Valuation Rule”) under the Investment Company Act of 1940, establishing an updated regulatory framework for fund valuation. The Valuation Rule, in part, provides a framework for good faith fair value determination and permits a Board to designate fair value determinations to a fund’s investment adviser. Further, the SEC is rescinding previously issued guidance on related issues. The Valuation Rule became effective on March 8, 2021, with a compliance date of September 8, 2022. Management is currently evaluating the Valuation Rule and its effect on the Portfolios.

K. Coronavirus (COVID-19) Pandemic:

The ongoing outbreak of the novel coronavirus, COVID-19, has resulted, at times, in market closures, market volatility, liquidity constraints and increased trading costs. Efforts to contain the spread of COVID-19 have resulted in global travel restrictions and disruptions of healthcare systems, business operations and supply chains, layoffs, reduced consumer demand, defaults and credit rating downgrades, and other significant economic impacts. The effects of COVID-19 have impacted global economic activity and may heighten pre-existing political, social and economic risks, domestically or globally. The full impact of the COVID-19 pandemic is unpredictable and may adversely affect a Portfolio’s performance.

L. Other:

As of October 31, 2021, the following number of shareholders held the following approximate percentages of the Portfolios’ outstanding shares. One or more of the shareholders may be omnibus accounts, which typically hold shares for the benefit of several other underlying investors.

	Number of Shareholders	Approximate Percentage of Outstanding Shares
DFA Two-Year Fixed Income Portfolio	4	99%
DFA Two-Year Government Portfolio	4	98%

The Portfolios are subject to claims and suits that arise from time to time in the ordinary course of business (for example, ongoing claw back litigation against former shareholders of portfolio companies that filed for bankruptcy, such as The Tribune Company and Nine West). Although management currently believes that resolving claims against the Portfolios, individually or in aggregate, will not have a material adverse impact on the Portfolios’ financial position, results of operations, or cash flows, these matters are subject to inherent uncertainties and management’s view of these matters may change in the future.

M. Subsequent Event Evaluations:

Management has evaluated the impact of all subsequent events on the Portfolios through the date on which the financial statements were issued and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Dimensional Investment Group Inc. and Shareholders of DFA Two-Year Fixed Income Portfolio and DFA Two-Year Government Portfolio

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of DFA Two-Year Fixed Income Portfolio and DFA Two-Year Government Portfolio (two of the portfolios constituting Dimensional Investment Group Inc., hereafter collectively referred to as the “Portfolios”) as of October 31, 2021, the related statements of operations for the year ended October 31, 2021, the statements of changes in net assets for each of the two years in the period ended October 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Portfolios as of October 31, 2021, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2021, and each of the financial highlights for each of the five years in the period ended October 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on the Portfolios’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolios in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2021 by correspondence with the custodian, brokers and transfer agent of the investee fund; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 22, 2021

We have served as the auditor of one or more investment companies in Dimensional Fund Advisors L.P. investment company group since 1981.

FUND MANAGEMENT

(Unaudited)

Trustees/Directors

Each Board of Trustees/Directors (each, the “Board” and collectively, the “Boards”) of The DFA Investment Trust Company (“DFAITC”), DFA Investment Dimensions Group Inc. (“DFAIDG”), Dimensional Investment Group Inc. (“DIG”), Dimensional ETF Trust ("ETF Trust"), and Dimensional Emerging Markets Value Fund (“DEM”) (each, the “Fund” and collectively, the “Funds”) is responsible for establishing the Funds’ policies and for overseeing the management of the Funds. The Trustees/ Directors of the Funds, including all of the disinterested Trustees/Directors, have adopted written procedures to monitor potential conflicts of interest that might develop between portfolios of the Funds (the “Feeder Portfolios”) that invest in certain series of DFAITC or DEM (the “Master Funds”).

Each Board has three standing committees, an Audit Committee, a Nominating Committee, and an Investment Strategy Committee (the “Strategy Committee”). The Audit Committee is composed of George M. Constantinides, Roger G. Ibbotson, Abbie J. Smith and Ingrid M. Werner. Each member of the Audit Committee is a disinterested Trustee/Director. The Audit Committee oversees the Fund’s accounting and financial reporting policies and practices, the Fund’s internal controls, the Fund’s financial statements and the independent audits thereof and performs other oversight functions as requested by the Board. The Audit Committee recommends the appointment of each Fund’s independent registered certified public accounting firm and acts as a liaison between the Fund’s independent registered certified public accounting firm and the full Board. There were two Audit Committee meetings held during the fiscal year ended October 31, 2021.

Each Board’s Nominating Committee is composed of George M. Constantinides, Roger G. Ibbotson, Myron S. Scholes, Abbie J. Smith, Douglas W. Diamond, Darrell Duffie and Ingrid M. Werner. Each member of the Nominating Committee is a disinterested Trustee/Director. The Nominating Committee for each Board makes recommendations for nominations of disinterested and interested members on the Board to the disinterested Board members and to the full Board. The Nominating Committee evaluates a candidate’s qualification for Board membership and the independence of such candidate from the Advisor and other principal service providers. There were four Nominating Committee meetings held during the fiscal year ended October 31, 2021.

Each Board’s Strategy Committee is composed of Gerard K. O’Reilly, Douglas W. Diamond, Myron S. Scholes and Darrell Duffie. The Strategy Committee assists the Board in carrying out its fiduciary duties with respect to the oversight of the Fund and its performance. At the request of the Board or the Advisor, the Strategy Committee (i) reviews the design of possible new series of the Fund, (ii) reviews performance of existing portfolios of the Funds and discusses and recommends possible enhancements to the portfolios’ investment strategies, (iii) reviews proposals by the Advisor to modify or enhance the investment strategies or policies of each portfolio, and (iv) considers issues relating to investment services for each portfolio of the Fund. There were three Strategy Committee meetings held during the fiscal year ended October 31, 2021.

Certain biographical information for each disinterested Trustee/Director and interested Trustee/Director of the Funds is set forth in the tables below, including a description of each Trustee/Director’s experience as a Trustee/ Director of the Funds and as a Director or Trustee of other funds, as well as other recent professional experience.

The statements of additional information (together, “SAI”) of the Funds include additional information about each Trustee/Director. You may obtain copies of the SAI and prospectus of each Fund advised by Dimensional Fund Advisors LP by calling collect (512) 306-7400 or by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, TX 78746. Prospectuses are also available at http://us.dimensional.com.

Disinterested Directors/Trustees

Name, Address and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years	Portfolios within the DFA Fund Complex[2] Overseen	Other Directorships of Public Companies Held During Past 5 Years
George M. Constantinides University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637 1947	Director/ Trustee	DFAIDG – Since 1983; DIG & DEM – Since 1993; DFAITC – Since 1992; ETF Trust - Since 2020	Leo Melamed Professor of Finance, University of Chicago Booth School of Business (since 1978).	137 portfolios in 5 investment companies	None

Douglas W. Diamond c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One Austin, TX 78746 1953	Director/ Trustee	DFAIDG, DIG, DEM & DFAITC – Since 2017; ETF Trust - Since 2020	Merton H. Miller Distinguished Service Professor of Finance, University of Chicago Booth School of Business (since 1988). Formerly, Visiting Scholar, Federal Reserve Bank of Richmond (1990-2019). Formerly, Fischer Black Visiting Professor of Financial Economics, Alfred P. Sloan School of Management, Massachusetts Institute of Technology (2015-2016).	137 portfolios in 5 investment companies	None

Darrell Duffie c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One Austin, TX 78746 1954	Director/ Trustee	DFAIDG, DIG, DEM & DFAITC – Since 2019; ETF Trust - Since 2020	Dean Witter Distinguished Professor of Finance, Graduate School of Business, Stanford University (since 1984). Director, TNB Inc. (bank) (since 2020).	137 portfolios in 5 investment companies	Formerly, Director, Moody’s Corporation (financial information and information technology) (2008- 2018).

Roger G. Ibbotson Yale School of Management 165 Whitney Avenue New Haven, CT 06511 1943	Director/ Trustee	DFAIDG – Since 1981; DIG & DEM – Since 1993; DFAITC – Since 1992; ETF Trust - Since 2020	Professor in Practice Emeritus of Finance, Yale School of Management (since 1984). Chairman and Partner, Zebra Capital Management, LLC (hedge fund and asset manager) (since 2001). Formerly, Consultant to Morningstar, Inc. (2006-2016).	137 portfolios in 5 investment companies	None

Myron S. Scholes c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One Austin, TX 78746 1941	Director/ Trustee	DFAIDG – Since 1981; DIG & DEM – Since 1993; DFAITC – Since 1992; ETF Trust - Since 2020	Chief Investment Strategist, Janus Henderson Investors (since 2014). Frank E. Buck Professor of Finance, Emeritus, Graduate School of Business, Stanford University (since 1981).	137 portfolios in 5 investment companies	None

Abbie J. Smith University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637 1953	Director/ Trustee	DFAIDG, DIG, DEM & DFAITC – Since 2000; ETF Trust - Since 2020	Boris and Irene Stern Distinguished Service Professor of Accounting and James S. Ely, III Faculty Fellow, University of Chicago Booth School of Business (since 1980).	137 portfolios in 5 investment companies	Director, (since 2000) and formerly, Lead Director (2014- 2017), HNI Corporation (office furniture); Director, Ryder System Inc. (transportation, logistics and supply-chain management) (since 2003); and Trustee, UBS Funds (3 investment companies within the fund complex) (14 portfolios) (since 2009).

Name, Address and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years	Portfolios within the DFA Fund Complex[2] Overseen	Other Directorships of Public Companies Held During Past 5 Years
Ingrid M. Werner c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One Austin, TX 78746 1961	Director/ Trustee	DFAIDG, DIG, DEM & DFAITC – Since 2019; ETF Trust - Since 2020	Martin and Andrew Murrer Professor of Finance, Fisher College of Business, The Ohio State University (since 1998). Adjunct Member, the Prize Committee for the Swedish Riksbank Prize in Economic Sciences in Memory of Alfred Nobel (annual award for significant scientific research contribution) (since 2018). Director, American Finance Association (global association of academic researchers and practitioners in finance) (since January 2019). Member, Scientific Board, Leibniz Institute for Financial Research (institute supporting academic research in finance) (since 2020). Chair, Economic Advisory Committee, FINRA (since 2017). Chairman, Scientific Advisory Board, Swedish House of Finance (institute supporting academic research in finance) (since 2014). Member, Scientific Board, Danish Finance Institute (institute supporting academic research in finance) (since 2017). Member, Academic Board, Mistra Financial Systems (organization funding academic research on environment, governance and climate/sustainability in finance) (since 2016). Fellow, Center for Analytical Finance (academic research) (since 2015). Associate Editor, Journal of Finance (since 2016). Formerly, President, Western Finance Association (global association of academic researchers and practitioners in finance) (2018- 2019).	137 portfolios in 5 investment companies	Director, Fourth Swedish AP Fund (pension fund asset management) (since 2017).

Interested Director/Trustee

The following interested Director/Trustee is described as such because he is deemed to be an “interested person,” as that term is defined under the 1940 Act, due to his position with the Advisor.

Name, Address and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years	Portfolios within the DFA Fund Complex[2] Overseen	Other Directorships of Public Companies Held During Past 5 Years
David G. Booth 6300 Bee Cave Road, Building One Austin, TX 78746 1946	Chairman and Director/ Trustee	DFAIDG – Since 1981; DIG & DFAITC – Since 1992; DEM – Since 1993; ETF Trust - Since 2020	Chairman, Director/Trustee, and formerly, President and Co-Chief Executive Officer (each until March 2017) of Dimensional Emerging Markets Value Fund (“DEM”), DFA Investment Dimensions Group Inc. (“DFAIDG”), Dimensional Investment Group Inc. (“DIG”), The DFA Investment Trust Company (“DFAITC”). Executive Chairman, and formerly, President and Co-Chief Executive Officer (each until February 2017) of Dimensional Holdings Inc., Dimensional Fund Advisors LP, Dimensional Investment LLC and DFA Securities LLC (collectively with DEM, DFAIDG, DIG and DFAITC, the “DFA Entities”). Chairman and Trustee of the ETF Trust (since June 2020). Formerly, Chairman and Director (2009-2018) and Co-Chief Executive Officer (2010 – June 2017) of Dimensional Fund Advisors Canada ULC. Trustee, University of Chicago (since 2002). Trustee, University of Kansas Endowment Association (since	137 portfolios in 5 investment companies	None

2005). Member of the Hoover Institution Board (since September 2019). Formerly, Director of Dimensional Fund Advisors Ltd. (2002 – July 2017), DFA Australia Limited (1994 – July 2017), Dimensional Advisors Ltd. (2012 – July 2017), Dimensional Funds plc (2006 – July 2017) and Dimensional Funds II plc (2006 – July 2017). Formerly, Director and President of Dimensional Japan Ltd. (2012 – April 2017). Formerly, President, Dimensional SmartNest (US) LLC (2009-2014); and Limited Partner, VSC Investors, LLC (2007-2015). Formerly, Chairman, Director, President and Co- Chief Executive Officer of Dimensional Cayman Commodity Fund I Ltd. (2010-September 2017).

[1]	Each Director/Trustee holds office for an indefinite term until his or her successor is elected and qualified.
[2]

Each Director/Trustee is a director or trustee of each of the five registered investment companies within the DFA Fund Complex, which include: DFAIDG, DIG; DFAITC; DEM; and ETF Trust. Each disinterested Director/Trustee also serves on the Independent Review Committee of the Dimensional Funds, mutual funds registered in the provinces of Canada and managed by the Advisor’s affiliate, Dimensional Fund Advisors Canada ULC.

Officers

Below is the name, year of birth, information regarding positions with the Funds and the principal occupation for each officer of the Funds. The address of each officer is 6300 Bee Cave Road, Building One, Austin, TX 78746. Each of the officers listed below holds the same office (except as otherwise noted) in the DFA Entities.

Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years
Valerie A. Brown 1967	Vice President and Assistant Secretary	Since 2001	Vice President and Assistant Secretary of
• all the DFA Entities (since 2001)

• DFA Australia Limited (since 2002)

• Dimensional Fund Advisors Ltd. (since 2002)

• Dimensional Cayman Commodity Fund I Ltd. (since 2010)

• Dimensional Fund Advisors Pte. Ltd. (since 2012)

• Dimensional Hong Kong Limited (since 2012)

• ETF Trust (since 2020)

Director, Vice President and Assistant Secretary (since 2003) of

• Dimensional Fund Advisors Canada ULC

Ryan P. Buechner 1982	Vice President and Assistant Secretary	Since September 2019	Vice President and Assistant Secretary of
• DFAIDG, DIG, DFAITC and DEM (since 2019)
• ETF Trust (since 2020)

Vice President (since January 2018) of

• Dimensional Holdings Inc.

• Dimensional Fund Advisors LP

• Dimensional Investment LLC

• DFA Securities LLC

David P. Butler 1964	Co-Chief Executive Officer	Since 2017	Co-Chief Executive Officer of
• all the DFA Entities (since 2017)

• ETF Trust (since 2020)

Director (since 2017) of

• Dimensional Holdings Inc.

• Dimensional Fund Advisors Canada ULC

• Dimensional Japan Ltd.

• Dimensional Advisors Ltd.

• Dimensional Fund Advisors Ltd.

• DFA Australia Limited

Director and Co-Chief Executive Officer (since 2017) of

• Dimensional Cayman Commodity Fund I Ltd.

Head of Global Financial Advisor Services (since 2007) for

• Dimensional Fund Advisors LP

Formerly, Vice President (2007 – 2017) of

• all the DFA Entities

Stephen A. Clark 1972	Executive Vice President	Since 2017	Executive Vice President of
• all the DFA Entities (since 2017)

• ETF Trust (since 2020)

Director and Vice President (since 2016) of

• Dimensional Japan Ltd.

President and Director (since 2016) of

• Dimensional Fund Advisors Canada ULC

Vice President (since 2008) and Director (since 2016) of

• DFA Australia Limited

Director (since 2016) of

• Dimensional Advisors Ltd.

• Dimensional Fund Advisors Pte. Ltd.

Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years

• Dimensional Hong Kong Limited

Vice President (since 2019) of

• Dimensional Fund Advisors Pte. Ltd.

Formerly, Vice President (2004 – 2017) of

• all the DFA Entities

Formerly, Vice President (2010 – 2016) of

• Dimensional Fund Advisors Canada ULC

Formerly, Vice President (2016-2019) of

• Dimensional Fund Advisors Pte. Ltd.

Formerly, Interim Chief Executive Officer (2019) of

• Dimensional Fund Advisors Pte. Ltd.

Formerly, Head of Institutional, North America (2012 – 2013) and Head of Global Institutional Services (2014-2018) for

• Dimensional Fund Advisors LP

Lisa M. Dallmer 1972	Chief Operating Officer	Since June 2021	Chief Operating Officer (since June 2021) of
• the DFA Fund Complex

• ETF Trust

Executive Vice President (since January 2020)

• Dimensional Holdings Inc.

• Dimensional Fund Advisors LP

• Dimensional Investment LLC

• DFA Securities LLC

Chief Operating Officer (since December 2019)

• Dimensional Holdings Inc.

• Dimensional Fund Advisors LP

• Dimensional Investment LLC

• DFA Securities LLC

Formerly, Vice President, Chief Financial Officer, and Treasurer (June 2020- June 2021) of

• the DFA Fund Complex

• ETF Trust

Formerly, Senior Vice President, Business Operations (March 2019 – October 2019) at

• Delphix Inc.

Formerly, Chief Operating Officer Global Technology & Operations, Managing Director (2014 – 2018) of

• BlackRock Inc.

Bernard J. Grzelak 1971	Vice President	Since June 2021	Vice President (since June 2021) of
• the DFA Fund Complex

• ETF Trust

Vice President, Chief Financial Officer and Treasurer (since September 2020) of

• DFA Australia Limited

• Dimensional Fund Advisors Canada ULC

• DFA Securities LLC

• Dimensional Advisors Ltd.

• Dimensional Fund Advisors LP

• Dimensional Fund Advisors Ltd.

• Dimensional Fund Advisors Pte. Ltd.

• Dimensional Holdings Inc.

• Dimensional Hong Kong Limited

• Dimensional Investment LLC

Vice President (since March 2021) of

Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years

• Dimensional Ireland Limited

Formerly, Partner (2008 – 2020), Chief Operating Officer, Global Funds and Risk (2018 – 2020), Chief Operations Officer (2016 – 2018), and Director of Fund Administration (2003 – 2016) of Lord Abbett & Co. LLC Formerly, Chief Financial Officer (2017 – 2020), and Treaurer (2003 – 2017) of Lord Abbett Family of Funds

Eric Hall 1978	Vice President and Assistant Treasurer	Since June 2021	Vice President and Assistant Treasurer (since June 2021) of
• the DFA Fund Complex

• ETF Trust

Formerly, Data Integrity Team Lead (December 2019 – April 2021) of

• Clearwater Analytics

Formerly, Assistant Vice President and Assistant Treasurer (March 2015 – November 2019) at

• INVESCO, U.S. (formerly, OppenheimerFunds, Inc.)

Jeff J. Jeon 1973	Vice President	Since 2004	Vice President (since 2004) and Assistant Secretary (2017-2019) of
• all the DFA Entities

Vice President (since 2020) of

• ETF Trust

Vice President and Assistant Secretary (since 2010) of

• Dimensional Cayman Commodity Fund I Ltd.

Joy Lopez 1971	Vice President and Assistant Treasurer	Vice President since 2015 and Assistant Treasurer since 2017	Vice President (since 2015) of
• all the DFA Entities
Assistant Treasurer (since 2017) of
• the DFA Fund Complex
Vice President and Assistant Treasurer (since 2020) of
• ETF Trust

Formerly, Senior Tax Manager (2013 – 2015) for

• Dimensional Fund Advisors LP

Kenneth M. Manell 1972	Vice President	Since 2010	Vice President of
• all the DFA Entities (since 2010)

• Dimensional Cayman Commodity Fund I Ltd. (since 2010)

• ETF Trust (since 2020)

Jan Miller 1963	Vice President, Chief Financial Officer, and Treasurer	Since June 2021	Vice President, Chief Financial Officer, and Treasurer (since June 2021) of
• the DFA Fund Complex
• ETF Trust

Formerly, Director (May 2019 – January 2021) at

• INVESCO, U.S. (formerly, OppenheimerFunds, Inc.)

Formerly, Vice President and Assistant Treasurer (September 2012 – May 2019) at

• OppenheimerFunds, Inc.

Catherine L. Newell 1964	President and General Counsel	President since 2017 and General Counsel sincec 2001	President of
• the DFA Fund Complex (since 2017)
• ETF Trust (since 2020)
General Counsel (since 2001) of
• all the DFA Entities
Executive Vice President (since 2017) and Secretary (since 2000) of

• Dimensional Fund Advisors LP

• Dimensional Holdings Inc.

• DFA Securities LLC

Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years

• Dimensional Investment LLC

Director (since 2002), Vice President (since 1997) and Secretary (since 2002) of

• DFA Australia Limited

• Dimensional Fund Advisors Ltd.

Vice President and Secretary of

• Dimensional Fund Advisors Canada ULC (since 2003)

• Dimensional Cayman Commodity Fund I Ltd. (since 2010)

• Dimensional Japan Ltd. (since 2012)

• Dimensional Advisors Ltd (since 2012)

• Dimensional Fund Advisors Pte. Ltd. (since 2012)

Director of

• Dimensional Funds plc (since 2002)

• Dimensional Funds II plc (since 2006)

• Director of Dimensional Japan Ltd. (since 2012)

• Dimensional Advisors Ltd. (since 2012)

• Dimensional Fund Advisors Pte. Ltd. (since 2012)

• Dimensional Hong Kong Limited (since 2012)

• Dimensional Ireland Limited (since 2019)

Formerly, Vice President and Secretary (2010 – 2014) of

• Dimensional SmartNest (US) LLC

Formerly, Vice President (1997 – 2017) and Secretary (2000 – 2017) of

• the DFA Fund Complex

Formerly, Vice President of

• Dimensional Fund Advisors LP (1997 – 2017)

• Dimensional Holdings Inc. (2006 – 2017)

• DFA Securities LLC (1997 – 2017)

• Dimensional Investment LLC (2009 – 2017)

Selwyn J. Notelovitz 1961	Vice President	Since September 2021	Vice President (since September 2021) of
• the DFA Fund Complex
• ETF Trust

Vice President (since December 2012) and Chief Compliance Officer (since July 2020) of:

• DFA Securities LLC

• Dimensional Fund Advisors LP

• Dimensional Holdings Inc.

• Dimensional Investment LLC

Chief Compliance Officer (since July 2020) of:

• DFA Australia Limited

• Dimensional Fund Advisors Ltd.

• Dimensional Fund Advisors Canada ULC

Formerly, Deputy Chief Compliance Officer (2013-2020) of:

• DFA Fund Complex

• DFA Securities LLC

• Dimensional Fund Advisors LP

• Dimensional Holdings Inc.

• Dimensional Investment LLC

Formerly, Vice President (2013-2020) of:

• DFA Fund Complex

Formerly, Director (2019-2021) of:

• Dimensional Ireland Limited

Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years

Carolyn L. O 1974	Vice President and Secretary	Vice President since 2010 and Secretary since 2017	Vice President (since 2010) and Secretary (since 2017) of
• the DFA Fund Complex
Vice President and Secretary (since 2020) of
• ETF Trust
Vice President (since 2010) and Assistant Secretary (since 2016) of

• Dimensional Fund Advisors LP

• Dimensional Holdings Inc.

• Dimensional Investment LLC

Vice President of

• DFA Securities LLC (since 2010)

• Dimensional Cayman Commodity Fund I Ltd. (since 2010)

• Dimensional Fund Advisors Canada ULC (since 2016)

Randy C. Olson 1980	Chief Compliance Officer	Since August 2020	Chief Compliance Officer (since 2020)
• all the DFA Funds
• ETF Trust

Vice President (since 2016) of

• DFA Securities LLC

• Dimensional Fund Advisors LP

• Dimensional Holdings Inc.

• Dimensional Investment LLC

Formerly, Vice President – Senior Compliance Officer

• Dimensional Investment Advisors LP (January 2020 – August 2020 and July 2014 – March 2017)

Formerly, Vice President – Head of Compliance & Operations Asia Ex- Japan

• Dimensional Investment Advisors LP (April 2017 – January 2020)

Gerard K. O’Reilly 1976	Co-Chief Executive Officer and Chief Investment Officer	Co-Chief Executive Officer and Chief Investment Officer since 2017	Co-Chief Executive Officer and Chief Investment Officer of
• all the DFA Entities (since 2017)
• Dimensional Fund Advisors Canada ULC (since 2017)
• ETF Trust (since 2020)
Director, Chief Investment Officer and Vice President (since 2017) of
• DFA Australia Limited

Chief Investment Officer (since 2017) and Vice President (since 2016) of

• Dimensional Japan Ltd.

Director, Co-Chief Executive Officer and Chief Investment Officer (since 2017) of

• Dimensional Cayman Commodity Fund I Ltd.

Director of

• Dimensional Funds plc (since 2014)

• Dimensional Funds II plc (since 2014)

• Dimensional Holdings Inc. (since 2017)

• Dimensional Ireland Limited (since 2019)

Formerly, Co-Chief Investment Officer of

• Dimensional Japan Ltd. (2016 – 2017)

• DFA Australia Limited (2014 – 2017)

Formerly, Executive Vice President (2017) and Co-Chief Investment Officer (2014 – 2017) of

• all the DFA Entities

Formerly, Vice President (2007 – 2017) of

• all the DFA Entities

Formerly, Vice President and Co-Chief Investment Officer (2014 – 2017) of

• Dimensional Fund Advisors Canada ULC

Formerly, Director (2017-2018) of

Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years

• Dimensional Fund Advisors Pte. Ltd.

James J. Taylor 1983	Vice President and Assistant Treasurer	Since March 2020	Vice President and Assistant Treasurer (since 2020) of
• the DFA Fund Complex
• ETF Trust

Vice President (since 2016)

• Dimensional Holdings Inc.

• Dimensional Fund Advisors LP

• Dimensional Investment LLC

• DFA Securities LLC

Formerly, Accounting Manager (2015 – 2016)

• Dimensional Fund Advisors LP

[1]	Each officer holds office for an indefinite term at the pleasure of the Board of Directors/Trustees and until his or her successor is elected and qualified.

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Fund uses in voting proxies relating to securities held in the portfolio is available (1) without charge, upon request, by calling collect: (512) 306-7400; (2) from the Advisor’s website at http://us.dimensional.com; and (3) on the SEC’s website at http://www.sec.gov. Information regarding how the Advisor votes these proxies is available from the EDGAR database on the SEC’s website at http://www.sec.gov and from the Advisor’s website at http://us.dimensional.com and reflects the twelve-month period beginning July 1st and ending June 30th.

TAX NOTICE TO SHAREHOLDERS

(Unaudited)

The following information is solely for informational purposes. Each Portfolio is designating the U.S. federal income tax character of the following items with respect to distributions paid or expected to be paid to shareholders related to the fiscal year ended October 31, 2021. All designations are based on financial information available as of the date of this annual report and, accordingly are subject to change. For each classification below and including “Section 163(j) interest dividends” as defined in Treasury Regulation §1.163(j)-1(b)(35) and “Section 199A dividends” as defined in Treasury Regulation §1.199A -3(d), it is the intent of the Portfolio to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For U.S. federal income tax purposes, shareholders generally must report distributions received from a Portfolio on a calendar-year basis, which therefore may include distributions with respect to portions of two fiscal years of the Portfolio. Annual statements needed by shareholders concerning the tax status of distributions received for the calendar year 2021 (e.g., IRS Form 1099-DIV) will be provided in early 2022. Shareholders should refer to these statements in preparing their calendar year 2021 tax returns. Please consult your tax advisor for the proper treatment of this information. Unless otherwise noted, the amounts in the table are expressed as a percentage of the distributions paid with respect to the fiscal year ended October 31, 2021.

DFA Investment Dimensions Group Inc.	Net Investment Income Distributions	Short-Term Capital Gain Distributions	Long-Term Capital Gain Distributions	Return of Capital	Tax-Exempt Interest	Total Distributions	Qualified Dividends (for Corporate Dividends Received Deduction) (1)	Qualified Dividend Income (2)	U.S. Government Interest (3)	Foreign Tax Credit (4)	Foreign Source Income (5)	Qualified Net Interest Income (6)	Qualified Short- Term Capital Gain (7)
DFA One-Year Fixed Income Portfolio	100%	—	—	—	—	100%	—	—	—	—	—	—	—
DFA Two-Year Global Fixed Income Portfolio	100%	—	—	—	—	100%	—	—	—	—	—	—	—
DFA Selectively Hedged Global Fixed Income Portfolio	100%	—	—	—	—	100%	—	—	1%	—	—	24%	—
DFA Five-Year Global Fixed Income Portfolio	100%	—	—	—	—	100%	—	—	—	—	—	—	—
DFA World ex U.S. Government Fixed Income Portfolio	51%	13%	36%	—	—	100%	—	—	—	—	—	—	100%
DFA Short-Term Government Portfolio	100%	—	—	—	—	100%	—	—	100%	—	—	100%	—
DFA Intermediate Government Fixed Income Portfolio	35%	6%	59%	—	—	100%	—	—	100%	—	—	100%	100%
DFA Short-Term Extended Quality Portfolio	100%	—	—	—	—	100%	—	—	27%	—	—	100%	—
DFA Intermediate-Term Extended Quality Portfolio	77%	—	23%	—	—	100%	—	—	6%	—	—	100%	—
DFA Targeted Credit Portfolio	100%	—	—	—	—	100%	—	—	10%	—	—	100%	—
DFA Global Core Plus Fixed Income Portfolio	89%	6%	5%	—	—	100%	—	—	2%	—	—	100%	100%
DFA Investment Grade Portfolio	99%	1%	—	—	—	100%	—	—	47%	—	—	100%	100%
DFA Diversified Fixed Income Portfolio	96%	—	4%	—	—	100%	28%	—	74%	—	—	72%	—
DFA LTIP Portfolio	50%	2%	48%	—	—	100%	—	—	100%	—	—	100%	100%
DFA Inflation-Protected Securities Portfolio	94%	—	6%	—	—	100%	—	—	100%	—	—	100%	—
DFA Short-Duration Real Return Portfolio	100%	—	—	—	—	100%	—	—	8%	—	—	68%	—
DFA Global Core Plus Real Return Portfolio	100%	—	—	—	—	100%	—	—	—	—	—	89%	—

See accompanying Notes to Financial Statements.

DFA Investment Dimensions Group Inc.	Net Investment Income Distributions	Short-Term Capital Gain Distributions	Long-Term Capital Gain Distributions	Return of Capital	Tax-Exempt Interest	Total Distributions	Qualified Dividends (for Corporate Dividends Received Deduction) (1)	Qualified Dividend Income (2)	U.S. Government Interest (3)	Foreign Tax Credit (4)	Foreign Source Income (5)	Qualified Net Interest Income (6)	Qualified Short- Term Capital Gain (7)
DFA Municipal Real Return Portfolio	—	—	—	—	100%	100%	—	—	—	—	—	—	—
DFA California Municipal Real Return Portfolio	—	—	—	—	100%	100%	—	—	—	—	—	—	—
DFA Municipal Bond Portfolio	—	—	—	—	100%	100%	—	—	—	—	—	—	—
DFA Short-Term Municipal Bond Portfolio	—	—	—	2%	98%	100%	—	—	—	—	—	—	—
DFA Intermediate-Term Municipal Bond Portfolio	—	—	—	—	100%	100%	—	—	—	—	—	—	—
DFA Selective State Municipal Bond Portfolio	—	—	—	—	100%	100%	—	—	—	—	—	—	—
DFA California Short-Term Municipal Bond Portfolio	—	—	—	—	100%	100%	—	—	—	—	—	—	—
DFA California Intermediate-Term Municipal Bond Portfolio	—	—	—	—	100%	100%	—	—	—	—	—	—	—
DFA NY Municipal Bond Portfolio	—	—	—	—	100%	100%	—	—	—	—	—	—	—
DFA MN Municipal Bond Portfolio	—	7%	93%	—	—	100%	—	—	—	—	—	—	100%
DFA Oregon Municipal Bond Portfolio	—	—	—	—	100%	100%	—	—	—	—	—	—	—
Dimensional Investment Group Inc.
DFA Two-Year Fixed Income Portfolio	100%	—	—	—	—	100%	—	—	—	—	—	—	—
DFA Two-Year Government Portfolio	—	—	—	—	—	—	—	—	—	—	—	—	—

(1)

Qualified Dividends represents the amount that qualifies for the corporate dividends-received deduction under Section 243 of the Internal Revenue Code and is reflected as a percentage of estimated ordinary income distributions (the total of short-term capital gain and net investment income distributions) for the calendar year 2021.

(2)

Qualified Dividend Income represents the amount that qualifies for the reduced capital gain tax rate under Section 1(h)(11) of the Internal Revenue Code and is reflected as a percentage of estimated ordinary income distributions (the total of short-term capital gain and net investment income distributions) for the calendar year 2021.

(3)

U.S. Government Interest represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total estimated ordinary income distributions (the total of short-term capital gain and net investment income distributions) for the calendar year 2021. Generally, interest from direct U.S. Government obligations is exempt from state income tax. Please consult your tax advisor for the availability of a state tax exemption based on your individual circumstances.

(4)

Foreign Tax Credit represents the amount of dividends that qualify for the foreign tax credit pass through under Section 853 of the Internal Revenue Code and is reflected as a percentage of “investment company taxable income” (as defined in Section 852(b)(2) of the Internal Revenue Code).

(5)

Foreign Source Income represents the amount of dividends derived from foreign sources and is reflected as a percentage of “investment company taxable income” (as defined in Section 852(b)(2) of the Internal Revenue Code).

(6)

Qualified Net Interest Income represents the amount of interest income available as interest-related dividends generally exempt from withholding taxes for non-U.S. shareholders under Section 871(k)(1) of the Internal Revenue Code. The information is reflected as a percentage estimated ordinary income distributions (the total of short-term capital gain and net investment income distributions) for the calendar year 2021.

(7)

Qualified Short-Term Capital Gain represents the amount available as short-term capital gain dividends generally exempt from withholding taxes for non-U.S. shareholders under Section 871(k)(2) of the Internal Revenue Code. The information is reflected as a percentage of estimated ordinary income distributions (the total of short-term capital gain and net investment income distributions) for the calendar year 2021.

See accompanying Notes to Financial Statements.

DFA103121-024A 00267820

Annual Report

Year Ended: October 31, 2021

DIMENSIONAL INVESTMENT GROUP INC.

Global Equity Portfolio

Global Allocation 60/40 Portfolio

Global Allocation 25/75 Portfolio

December 2021

Dear Shareholder,

As we near the end of a year that saw us mark four decades since our founding, we want to thank you for entrusting us with your investments. We built Dimensional to implement the great ideas in finance, with the goal of transforming the investor experience for the better.

We are proud of the role Dimensional has played over the past 40 years in helping drive down costs, providing solutions that can improve diversification, and contributing to investor education. We’re committed to continuing to enhance our research-driven strategies, our efficient implementation, and the services we provide.

Just this past year, we launched an expanded offering for separately managed accounts, broadened our suite of fixed income solutions, and became one of the first asset managers to convert mutual funds into exchange-traded funds, offering greater choice in how investors access Dimensional’s strategies.

We have always focused on empowering financial professionals so they can meet their clients’ evolving needs. The solutions we have recently developed will help further that mission, offering more ability to customize and tailor investments to investors’ specific situations. It’s all part of our enduring tradition of innovation to enable the best possible experience for investors.

For 40 years, we have trusted markets. And for 40 years, we have built trust with financial professionals and investors around the world. The advances made in the industry have been profound for investors, and we believe this is just the beginning. We look forward to many more years of innovating on behalf of our clients and investors.

Sincerely,

David P. Butler	Gerard O’Reilly
CO-CHIEF EXECUTIVE OFFICER	CO-CHIEF EXECUTIVE OFFICER and
CHIEF INVESTMENT OFFICER

DIMENSIONAL INVESTMENT GROUP INC.

ANNUAL REPORT

This report is submitted for the information of the Global Fund’s shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

i

DIMENSIONAL INVESTMENT GROUP INC.

DEFINITIONS OF ABBREVIATIONS AND FOOTNOTES

Schedules of Investments

Investment Footnotes
†	See Note B to Financial Statements.

Financial Highlights

(A)	Computed using average shares outstanding.
(B)	Represents the combined ratios for the respective Portfolio and its respective pro-rata share of its Underlying Funds.

All Statements, Schedules and Notes to Financial Statements

—	Amounts designated as — are either zero or rounded to zero.
SEC	Securities and Exchange Commission

1

DIMENSIONAL INVESTMENT GROUP INC.

PERFORMANCE CHARTS

(Unaudited)

Global Equity Portfolio - Institutional Class vs.

MSCI World Index (net dividends)

October 31, 2011-October 31, 2021

Global Equity Portfolio - Class R2 vs.

MSCI World Index (net dividends)

October 31, 2011-October 31, 2021

2

DIMENSIONAL INVESTMENT GROUP INC.

PERFORMANCE CHARTS

(Unaudited)

Global Allocation 60/40 Portfolio - Institutional Class vs.

MSCI World Index (net dividends),

FTSE World Government Bond Index, 1-3 Years, Currency-Hedged in USD Terms,

Global 60/40 Composite Index (MSCI/FTSE)

October 31, 2011-October 31, 2021

Global Allocation 60/40 Portfolio - Class R2 vs.

MSCI World Index (net dividends),

FTSE World Government Bond Index, 1-3 Years, Currency-Hedged in USD Terms,

Global 60/40 Composite Index (MSCI/FTSE)

October 31, 2011-October 31, 2021

3

DIMENSIONAL INVESTMENT GROUP INC.

PERFORMANCE CHARTS

(Unaudited)

Global Allocation 25/75 Portfolio - Institutional Class vs.

MSCI World Index (net dividends),

FTSE World Government Bond Index, 1-3 Years, Currency-Hedged in USD Terms,

Global 25/75 Composite Index (MSCI/FTSE)

October 31, 2011-October 31, 2021

Global Allocation 25/75 Portfolio - Class R2 vs.

MSCI World Index (net dividends),

FTSE World Government Bond Index, 1-3 Years, Currency-Hedged in USD Terms,

Global 25/75 Composite Index (MSCI/FTSE)

October 31, 2011-October 31, 2021

4

MANAGEMENT’S DISCUSSION AND ANALYSIS

U.S. Equity Market Review	12 Months Ended October 31, 2021

U.S. equities had positive returns for the period. The broad U.S. equity market, as measured by the Russell 3000® Index, gained approximately 43.90%. As measured by Russell indices, small-cap stocks outperformed large-cap stocks, and mid-cap stocks, a subset of the large-cap universe, outperformed large-cap stocks but underperformed small-cap stocks. Value stocks outperformed growth stocks as measured by the Russell indices.

Total Return for 12 Months Ended October 31, 2021
Russell 3000® Index	43.90%
Russell 1000® Index (large-cap stocks)	43.51%
Russell Midcap® Index (mid-cap stocks)	45.40%
Russell 2000® Index (small-cap stocks)	50.80%
Russell Microcap® Index (micro-cap stocks)	62.54%
Dow Jones U.S. Select REIT Index SM	56.10%

Total Return for 12 Months Ended October 31, 2021
Russell 1000® Value Index (large-cap value stocks)	43.76%
Russell 1000® Growth Index (large-cap growth stocks)	43.21%
Russell 2000® Value Index (small-cap value stocks)	64.30%
Russell 2000® Growth Index (small-cap growth stocks)	38.45%

Source: Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes.

International Equity Market Review	12 Months Ended October 31, 2021

Performance of non-U.S. developed markets was positive for the period. As measured by the MSCI World ex USA indices, small-cap stocks outperformed large-cap stocks, and mid-cap stocks, a subset of the large-cap universe, underperformed large-cap stocks and small-cap stocks. Value stocks outperformed growth stocks as measured by the MSCI World ex USA indices.

12 Months Ended October 31, 2021
Return in U.S. Dollars
MSCI World ex USA Index	35.59%
MSCI World ex USA Mid Cap Index	31.20%
MSCI World ex USA Small Cap Index	37.19%
MSCI World ex USA Value Index	40.88%
MSCI World ex USA Growth Index	30.25%

For the 12 Months Ended October 31, 2021, the U.S. dollar appreciated against some non-U.S. developed markets currencies and depreciated against others. Overall, currency movements did not have a material overall impact on the U.S. dollar-denominated returns of developed markets.

5

12 Months Ended October 31, 2021
Ten Largest Foreign Developed Markets by Market Cap	Local Return	Return in U.S. Dollars
Japan	30.75%	19.88%
United Kingdom	35.57%	43.72%
Canada	38.56%	49.05%
France	48.30%	47.33%
Switzerland	28.36%	28.75%
Germany	33.47%	32.60%
Australia	27.93%	36.82%
Netherlands	60.71%	59.67%
Sweden	40.26%	45.36%
Hong Kong	18.26%	17.91%

Source: Returns are of MSCI standard indices net of foreign withholding taxes on dividends. Copyright MSCI 2021, all rights reserved.

Emerging markets had positive performance for the period but underperformed both U.S. and non-U.S. developed markets. As measured by the MSCI Emerging Markets indices, small-cap stocks outperformed large-cap stocks, and mid-cap stocks, a subset of the large-cap universe, outperformed large-cap stocks but underperformed small-cap stocks. Value stocks outperformed growth stocks as measured by the MSCI Emerging Markets indices.

12 Months Ended October 31, 2021
Return in U.S. Dollars
MSCI Emerging Markets Index	16.96%
MSCI Emerging Markets Mid Cap Index	31.20%
MSCI Emerging Markets Small Cap Index	44.29%
MSCI Emerging Markets Value Index	28.31%
MSCI Emerging Markets Growth Index	7.38%

For the 12 Months Ended October 31, 2021, the U.S. dollar depreciated against some emerging markets currencies and appreciated against others. Overall, currency movements had a positive impact on the U.S. dollar denominated returns of emerging markets.

6

12 Months Ended October 31, 2021
Ten Largest Emerging Markets by Market Cap	Local Return	Return in U.S.
Dollars
China	-9.52%	-9.21%
Taiwan	38.36%	42.32%
Korea	27.78%	24.08%
India	51.78%	50.21%
Russia	64.53%	81.80%
Brazil	10.38%	12.91%
Saudi Arabia	56.07%	56.04%
South Africa	18.16%	26.32%
Mexico	42.35%	47.44%
Thailand	34.75%	26.57%

Source: Returns are of MSCI standard indices net of foreign withholding taxes on dividends. Copyright MSCI 2021, all rights reserved.

For Portfolios investing in non-U.S. equities traded outside of the U.S. market time zone, differences in the valuation timing and methodology between a Portfolio and its benchmark index may impact relative performance over the referenced period. The Portfolios price foreign exchange rates at the closing of the U.S. market, while their benchmark indices use rates at 4 p.m. London time. The Portfolios also may use fair value pricing to price certain portfolio securities at the closing of the U.S. market, while benchmark indices may use local market closing prices. For the one-year period ended October 31, 2021, these differences generally detracted from the Portfolios’ relative performance.

Fixed Income Market Review	12 Months Ended October 31, 2021

Bond yields generally increased in the U.S. during the 12 months ended October 31, 2021. Longer-term government bonds generally underperformed short-term government bonds for the period. Bond yields also increased in Japan, Germany, Italy, Spain, and the U.K., resulting in the general underperformance of longer-term government bonds in these markets as well.

Long-term bond indices generally underperformed short-term bond indices in global developed fixed income markets for the 12 months ended October 31, 2021. For example, the FTSE World Government Bond Index 1-3 Years (hedged to USD) returned -0.21%, while the FTSE World Government Bond Index 20+ Years (hedged to USD) returned -4.90%. Within the U.S., the Bloomberg U.S. Treasury Bond Index 1-3 Years returned -0.26%, while the Bloomberg U.S. Treasury Bond Index 20+ Years returned -5.40%

	October 31, 2020	October 31, 2021	Change
One-Month Treasury Bill (yield)	0.08%	0.06%	-0.02%
Ten-Year U.S. Treasury Notes (yield)	0.88%	1.55%	0.67%

Source: Bloomberg

Many of Dimensional’s fixed income strategies use a variable maturity approach that identifies a maturity range with higher expected returns. When the yield curve is flat or inverted, short-term securities are believed to offer higher expected returns. When the yield curve is upwardly sloped, portfolio maturities may be lengthened to seek the higher expected returns associated with longer maturities. These higher returns may be achieved by capital appreciation (from holding bonds through an upwardly sloped term structure) as well as by earning higher current yields.

7

During the period under review, within the taxable bond market, the ultra-short-term Portfolios employing a variable maturity approach generally focused on the shorter end of their eligible duration range, reflecting the relatively flat ultra-short-term segment of eligible yield curves. The short-term Portfolios employing a variable maturity approach generally extended durations towards the longer end of their eligible range, reflecting a steepening of the curve in the shorter end of eligible yield curves. The intermediate-term Portfolios employing a variable maturity approach continued to focus on the longer end of their eligible duration ranges, reflecting the upward slope of the term structure from the intermediate to longer end of eligible yield curves. Realized term premiums were generally negative for government securities but positive for credit securities during the period.

For the tax-exempt market, Portfolios employing a variable maturity approach generally focused on the shorter-end of their eligible duration ranges, reflecting the relatively flat slope of eligible municipal curves during the period. Realized term premiums were, however, generally positive for municipal securities for the period.

Some of Dimensional’s fixed income strategies use a variable credit approach that varies exposure to lower credit quality securities. When credit spreads are narrow, higher-quality securities are emphasized. When credit spreads are wide, additional credit exposure may be taken in order to position a Portfolio to seek higher expected returns by capturing high expected credit premiums.

Credit spreads began the period relatively wide and then narrowed throughout the period, resulting in smaller expected credit premiums. As a result, the variable credit Portfolios began the period focused on single-A, BBB, and where allowable, BB rated bonds. As credit spreads narrowed during the period, the variable credit Portfolios generally decreased their allocations to single-A, BBB, and, where appropriate, BB rated bonds. Realized credit premiums were generally positive, as corporate bonds outperformed their duration-matched government bond counterparts. Corporate bonds also generally outperformed securitized bonds for the period.

Global Equity Portfolio

The Global Equity Portfolio seeks long-term capital appreciation by investing in a combination of mutual funds managed by Dimensional that invest in domestic and international equity securities, including emerging markets securities. During the period covered by this report, the Portfolio’s investments in the domestic equity funds included the U.S. Core Equity 1 Portfolio, the U.S. Core Equity 2 Portfolio, and the DFA Real Estate Securities Portfolio; and the Portfolio’s investments in the international equity funds included the International Core Equity Portfolio, the Emerging Markets Core Equity Portfolio, and the DFA International Real Estate Securities Portfolio (collectively, the “Underlying Funds”). The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2021, the Underlying Funds collectively held approximately 14,660 securities in 47 eligible developed and emerging markets.

For the 12 months ended October 31, 2021, total returns were 42.97% for the Portfolio’s Institutional Class shares, 42.57% for the Portfolio’s Class R2 shares, and 40.42% for the MSCI World Index (net dividends), the Portfolio’s benchmark. The Underlying Funds’ emphasis on low relative price (value) stocks contributed positively to performance relative to the benchmark, as value stocks

8

outperformed high relative price (growth) stocks globally. With small-cap stocks outperforming large-cap stocks for the period, the Underlying Funds’ inclusion of and emphasis on small-caps also contributed positively to performance relative to the benchmark, which is composed primarily of large- and mid-cap stocks.

Global Allocation 60/40 Portfolio

The Global Allocation 60/40 Portfolio seeks capital appreciation and current income by investing in a combination of mutual funds managed by Dimensional that invest in domestic and international equity securities, including emerging markets securities, and fixed income securities. During the period covered by this report, the Portfolio’s investments in domestic equity funds included the U.S. Core Equity 1 Portfolio, the U.S. Core Equity 2 Portfolio, and the DFA Real Estate Securities Portfolio; the Portfolio’s investments in international equity funds included the International Core Equity Portfolio, the Emerging Markets Core Equity Portfolio, and the DFA International Real Estates Securities Portfolio (collectively, the “Equity Underlying Funds”); and the Portfolio’s investments in fixed income funds included the DFA Short-Term Extended Quality Portfolio, the DFA Five-Year Global Fixed Income Portfolio, the DFA Global Core Plus Fixed Income Portfolio, the DFA Inflation-Protected Securities Portfolio, the DFA Selectively Hedged Global Fixed Income Portfolio, and the DFA World ex U.S. Government Fixed Income Portfolio (the “Fixed Income Underlying Funds,” and, collectively with the Equity Underlying Funds, the “Equity and Fixed Income Underlying Funds”). The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2021, the Equity Underlying Funds collectively held approximately 14,660 securities in 47 eligible developed and emerging markets and the Fixed Income Underlying Funds collectively held approximately 1,470 fixed income securities in 21 countries, excluding supranationals.

For the 12 months ended October 31, 2021, total returns were 24.80% for the Portfolio’s Institutional Class shares, 24.49% for the Portfolio’s Class R2 shares, and 22.88% for the Portfolio’s composite benchmark, a hypothetical composite index composed of 60% MSCI World Index (net dividends), the Portfolio’s equity benchmark, and 40% FTSE World Government Bond Index 1-3 Years (hedged to USD), the Portfolio’s fixed income benchmark. The Portfolio’s equity component outperformed the equity component of the composite benchmark and contributed positively to the Portfolio’s performance relative to the composite benchmark. The Portfolio’s fixed income component outperformed the fixed income component of the composite benchmark and contributed positively to the Portfolio’s performance relative to the composite benchmark.

The Equity Underlying Funds’ emphasis on low relative price (value) stocks contributed positively to performance relative to the benchmark, as value stocks outperformed high relative price (growth) stocks globally. With small-cap stocks outperforming large-cap stocks for the period, the Equity Underlying Funds’ inclusion of and emphasis on small-caps also contributed positively to performance relative to the benchmark, which is composed primarily of large- and mid-cap stocks.

Realized credit premiums were positive as corporate securities generally outperformed government securities. As a result, the Fixed Income Underlying Funds’ allocation to corporate securities contributed positively to performance relative to the government fixed income benchmark. The Fixed Income Underlying Funds’ allocation to inflation-protected securities also contributed positively to performance relative to the nominal fixed income benchmark, as breakeven inflation rates increased during the period.

9

Global Allocation 25/75 Portfolio

The Global Allocation 25/75 Portfolio seeks total return consistent with current income and preservation of capital with some capital appreciation by investing in a combination of mutual funds managed by Dimensional that invest in domestic and international equity securities, including emerging markets securities, and fixed income securities. The Portfolio allocates the majority of its assets to fixed income funds, but also invests a portion of its assets in domestic and international equity funds. During the period covered by this report, the Portfolio’s investments in domestic equity funds included the U.S. Core Equity 1 Portfolio, the U.S. Core Equity 2 Portfolio, and the DFA Real Estate Securities Portfolio; the Portfolio’s investments in international equity funds included the International Core Equity Portfolio, the Emerging Markets Core Equity Portfolio, and the DFA International Real Estates Securities Portfolio (collectively, the “Equity Underlying Funds”); and the Portfolio’s investments in fixed income funds included the DFA Two-Year Global Fixed Income Portfolio, the DFA Inflation-Protected Securities Portfolio, the DFA Short-Term Extended Quality Portfolio, and the DFA World ex U.S. Government Fixed Income Portfolio (the “Fixed Income Underlying Funds,” and, collectively with the Equity Underlying Funds, the “Equity and Fixed Income Underlying Funds”). The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2021, the Equity Underlying Funds collectively held approximately 14,660 securities in 47 eligible developed and emerging markets and the Fixed Income Underlying Funds collectively held approximately 690 fixed income securities in 21 countries, excluding supranationals.

For the 12 months ended October 31, 2021, total returns were 10.01% for the Portfolio’s Institutional Class shares, 9.77% for the Portfolio’s Class R2 shares, and 8.96% for the Portfolio’s composite benchmark, hypothetical composite index composed of 25% MSCI World Index (net dividends), the Portfolio’s equity benchmark, and 75% FTSE World Government Bond Index, 1-3 Years (hedged to USD), the Portfolio’s fixed income benchmark. The Portfolio’s equity component outperformed the equity component of the composite benchmark and contributed positively to the Portfolio’s performance relative to the composite benchmark. The Portfolio’s fixed income component outperformed the fixed income component of the composite benchmark and contributed positively to the Portfolio’s performance relative to the composite benchmark.

The Equity Underlying Funds’ emphasis on low relative price (value) stocks contributed positively to performance relative to the benchmark, as value stocks outperformed high relative price (growth) stocks globally. With small-cap stocks outperforming large-cap stocks for the period, the Equity Underlying Funds’ inclusion of and emphasis on small-caps also contributed positively to performance relative to the benchmark, which is composed primarily of large- and mid-cap stocks.

Realized credit premiums were generally positive as corporate securities generally outperformed government securities. As a result, the Fixed Income Underlying Funds’ allocation to corporate securities contributed positively to performance relative to the government fixed income benchmark. The Fixed Income Underlying Funds’ allocation to inflation-protected securities also contributed positively to performance relative to the nominal fixed income benchmark, as breakeven inflation rates increased.

10

DIMENSIONAL INVESTMENT GROUP INC.

DISCLOSURE OF FUND EXPENSES

(Unaudited)

The following Expense Tables are shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports, among others. Operating expenses and legal and audit services, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs, in dollars, of investing in the fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Tables below illustrate your fund’s costs in two ways.

Actual Fund Return

This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and “Expenses Paid During Period” reflects the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes

This section is intended to help you compare your fund’s costs with those of other mutual funds. The hypothetical “Ending Account Value” and “Expenses Paid During Period” are derived from the fund’s actual expense ratio and an assumed 5% annual return before expenses. In this case, because the return used is not the fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% annual return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the tables are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs, if applicable. The “Annualized Expense Ratio” represents the actual expenses for the six-month period indicated.

Six Months Ended October 31, 2021

EXPENSE TABLES

	Beginning Account Value 05/01/21	Ending Account Value 10/31/21	Annualized Expense Ratio (1)	Expenses Paid During Period (1)
Global Equity Portfolio (2)
Actual Fund Return
Class R2 Shares	$1,000.00	$1,059.20	0.51%	$2.65
Institutional Class Shares	$1,000.00	$1,060.70	0.26%	$1.35
Hypothetical 5% Annual Return
Class R2 Shares	$1,000.00	$1,022.64	0.51%	$2.60
Institutional Class Shares	$1,000.00	$1,023.90	0.26%	$1.33

11

DISCLOSURE OF FUND EXPENSES

CONTINUED

	Beginning Account Value 05/01/21	Ending Account Value 10/31/21	Annualized Expense Ratio (1)	Expenses Paid During Period (1)
Global Allocation 60/40 Portfolio (2)
Actual Fund Return
Class R2 Shares	$1,000.00	$1,035.20	0.50%	$2.56
Institutional Class Shares	$1,000.00	$1,036.80	0.25%	$1.28
Hypothetical 5% Annual Return
Class R2 Shares	$1,000.00	$1,022.69	0.50%	$2.55
Institutional Class Shares	$1,000.00	$1,023.95	0.25%	$1.28

Global Allocation 25/75 Portfolio (2)
Actual Fund Return
Class R2 Shares	$1,000.00	$1,015.80	0.49%	$2.49
Institutional Class Shares	$1,000.00	$1,017.10	0.24%	$1.22
Hypothetical 5% Annual Return
Class R2 Shares	$1,000.00	$1,022.74	0.49%	$2.50
Institutional Class Shares	$1,000.00	$1,024.00	0.24%	$1.22

(1)

Expenses are equal to the fund’s annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (184), then divided by the number of days in the year (365) to reflect the six-month period.

(2)

The Portfolio is a Fund of Funds. The expenses shown reflect the direct expenses of the Fund of Funds and the Fund of Funds’ portion of the expenses of its Underlying Funds (Affiliated Investment Companies).

12

DIMENSIONAL INVESTMENT GROUP INC.

DISCLOSURE OF PORTFOLIO HOLDINGS

(Unaudited)

The SEC requires that all funds file a complete Schedule of Investments with the SEC for their first and third fiscal quarters as an exhibit to their reports on Form N-PORT. For Dimensional Investment Group Inc., this would be for the fiscal quarters ending January 31 and July 31. Such Form N-PORT filing must be made within 60 days of the end of the quarter. Dimensional Investment Group Inc. filed its most recent Form N-PORT with the SEC on September 24, 2021. They are available upon request, without charge, by calling collect: (512) 306-7400; by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, TX 78746; or by visiting the SEC’s website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The SEC requires that all funds present their categories of portfolio holdings in a table, chart, or graph format in their annual and semi-annual shareholder reports, whether or not a Schedule of Investments is used. The following table, which presents portfolio holdings as a percentage of total investments before short-term investments and collateral for loaned securities, is provided in compliance with this requirement.

Affiliated Investment Companies
Global Equity Portfolio	100.0%
Global Allocation 60/40 Portfolio	100.0%
Global Allocation 25/75 Portfolio	99.9%

13

GLOBAL EQUITY PORTFOLIO

SCHEDULE OF INVESTMENTS

October 31, 2021

	Shares	Value†
AFFILIATED INVESTMENT COMPANIES — (100.0%)
Investment in U.S. Core Equity 2 Portfolio of DFA Investment Dimensions Group, Inc.	140,095,682	$4,645,572,816
Investment in International Core Equity Portfolio of DFA Investment Dimensions Group, Inc.	116,203,995	1,898,773,272
Investment in U.S. Core Equity 1 Portfolio of DFA Investment Dimensions Group, Inc.	42,716,097	1,548,458,526
Investment in Emerging Markets Core Equity Portfolio of DFA Investment Dimensions Group, Inc.	31,233,995	785,847,328
Investment in DFA Real Estate Securities Portfolio of DFA Investment Dimensions Group, Inc.	4,603,800	225,125,802
Investment in DFA International Real Estate Securities Portfolio of DFA Investment Dimensions Group, Inc.	1,664,920	8,391,197

TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANIES (Cost $4,213,971,854)		$9,112,168,941

Summary of the Global Fund’s investments as of October 31, 2021, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Affiliated Investment Companies	$9,112,168,941	—	—	$9,112,168,941

TOTAL	$9,112,168,941	—	—	$9,112,168,941

See accompanying Notes to Financial Statements.

14

GLOBAL ALLOCATION 60/40 PORTFOLIO

SCHEDULE OF INVESTMENTS

October 31, 2021

	Shares	Value†
AFFILIATED INVESTMENT COMPANIES — (100.0%)
Investment in U.S. Core Equity 2 Portfolio of DFA Investment Dimensions Group, Inc.	42,722,497	$1,416,677,985
Investment in DFA Selectively Hedged Global Fixed Income Portfolio of DFA Investment Dimensions Group, Inc.	68,482,691	668,391,064
Investment in International Core Equity Portfolio of DFA Investment Dimensions Group, Inc.	36,572,967	597,602,283
Investment in U.S. Core Equity 1 Portfolio of DFA Investment Dimensions Group, Inc.	13,338,625	483,525,164
Investment in DFA Short-Term Extended Quality Portfolio of DFA Investment Dimensions Group, Inc.	40,549,855	443,209,911
Investment in Emerging Markets Core Equity Portfolio of DFA Investment Dimensions Group, Inc.	8,859,473	222,904,342
Investment in DFA Global Core Plus Fixed Income Portfolio of DFA Investment Dimensions Group, Inc.	20,569,218	219,473,557
Investment in DFA Five-Year Global Fixed Income Portfolio of DFA Investment Dimensions Group, Inc.	20,257,696	218,377,963
Investment in DFA Inflation-Protected Securities Portfolio of DFA Investment Dimensions Group, Inc.	8,224,878	109,555,375
Investment in DFA World ex U.S. Government Fixed Income Portfolio of DFA Investment Dimensions Group, Inc.	10,617,272	107,234,451
Investment in DFA Real Estate Securities Portfolio of DFA Investment Dimensions Group, Inc.	1,403,031	68,608,219
Investment in DFA International Real Estate Securities Portfolio of DFA Investment Dimensions Group, Inc.	617,050	3,109,934

TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANIES (Cost $2,919,574,668)		$4,558,670,248

Summary of the Global Fund’s investments as of October 31, 2021, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Affiliated Investment Companies	$4,558,670,248	—	—	$4,558,670,248

TOTAL	$4,558,670,248	—	—	$4,558,670,248

See accompanying Notes to Financial Statements.

15

GLOBAL ALLOCATION 25/75 PORTFOLIO

SCHEDULE OF INVESTMENTS

October 31, 2021

	Shares	Value†
AFFILIATED INVESTMENT COMPANIES — (99.9%)
Investment in DFA Short-Term Extended Quality Portfolio of DFA Investment Dimensions Group, Inc.	29,150,702	$318,617,178
Investment in DFA Two-Year Global Fixed Income Portfolio of DFA Investment Dimensions Group, Inc.	32,151,063	318,617,037
Investment in U.S. Core Equity 2 Portfolio of DFA Investment Dimensions Group, Inc.	4,186,674	138,830,125
Investment in DFA Inflation-Protected Securities Portfolio of DFA Investment Dimensions Group, Inc.	8,828,596	117,596,897
Investment in International Core Equity Portfolio of DFA Investment Dimensions Group, Inc.	3,519,886	57,514,928
Investment in U.S. Core Equity 1 Portfolio of DFA Investment Dimensions Group, Inc.	1,289,352	46,739,008
Investment in DFA World ex U.S. Government Fixed Income Portfolio of DFA Investment Dimensions Group, Inc.	4,122,682	41,639,092
Investment in Emerging Markets Core Equity Portfolio of DFA Investment Dimensions Group, Inc.	945,560	23,790,280
Investment in DFA Real Estate Securities Portfolio of DFA Investment Dimensions Group, Inc.	110,431	5,400,080
Investment in DFA International Real Estate Securities Portfolio of DFA Investment Dimensions Group, Inc.	332,616	1,676,383

TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANIES (Cost $888,929,217)		$1,070,421,008

TEMPORARY CASH INVESTMENTS — (0.1%)
State Street Institutional U.S. Government Money Market Fund, 0.025% (Cost $602,206)	602,206	602,206

TOTAL INVESTMENTS — (100.0%) (Cost $889,531,423)		$1,071,023,214

Summary of the Global Fund’s investments as of October 31, 2021, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Affiliated Investment Companies	$1,070,421,008	—	—	$1,070,421,008
Temporary Cash Investments	602,206	—	—	602,206

TOTAL	$1,071,023,214	—	—	$1,071,023,214

See accompanying Notes to Financial Statements.

16

DIMENSIONAL INVESTMENT GROUP INC.

STATEMENTS OF ASSETS AND LIABILITIES

OCTOBER 31, 2021

(Amounts in thousands, except share and per share amounts)

	Global Equity Portfolio	Global Allocation 60/40 Portfolio	Global Allocation 25/75 Portfolio
ASSETS:
Investments in Affiliated Investment Companies at Value	$9,112,169	$4,558,670	$1,070,421
Temporary Cash Investments at Value & Cost	—	—	602
Receivables:
Affiliated Investment Companies Sold	2,801	3,733	—
Fund Shares Sold	3,492	2,551	1,905
Prepaid Expenses and Other Assets	45	23	20

Total Assets	9,118,507	4,564,977	1,072,948

LIABILITIES:
Payables:
Affiliated Investment Companies Purchased	—	—	450
Fund Shares Redeemed	5,667	2,993	601
Due to Advisor	150	64	21
Line of Credit	1,893	3,597	—
Accrued Expenses and Other Liabilities	564	325	77

Total Liabilities	8,274	6,979	1,149

NET ASSETS	$9,110,233	$4,557,998	$1,071,799

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE:
Class R2 Shares — based on net assets of $13,526; $4,076 and $613 and shares outstanding of 411,877, 179,025 and 40,940, respectively	$32.84	$22.77	$14.98

NUMBER OF SHARES AUTHORIZED	500,000,000	300,000,000	300,000,000

Institutional Class Shares — based on net assets of $9,096,707; $4,553,922 and $1,071,186 and shares outstanding of 278,859,822, 201,427,164 and 71,264,061, respectively	$32.62	$22.61	$15.03

NUMBER OF SHARES AUTHORIZED	700,000,000	500,000,000	300,000,000

Investments in Affiliated Investment Companies at Cost	$4,213,972	$2,919,575	$888,929

NET ASSETS CONSIST OF:
Paid-In Capital	$4,140,633	$2,814,778	$878,370
Total Distributable Earnings (Loss)	4,969,600	1,743,220	193,429

NET ASSETS	$9,110,233	$4,557,998	$1,071,799

See accompanying Notes to Financial Statements.

17

DIMENSIONAL INVESTMENT GROUP INC.

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2021

(Amounts in thousands)

	Global Equity Portfolio	Global Allocation 60/40 Portfolio	Global Allocation 25/75 Portfolio
Investment Income

Income Distributions Received from Affiliated Investment Companies	$136,934	$53,678	$11,785

Total Investment Income	136,934	53,678	11,785

Fund Expenses
Investment Management Fees	18,052	8,511	1,837
Accounting & Transfer Agent Fees	1,496	691	173
Custodian Fees	2	2	1
Shareholder Servicing Fees
Class R2 Shares	41	9	2
Filing Fees	190	128	65
Shareholders’ Reports	222	116	28
Directors’/Trustees’ Fees & Expenses	96	49	11
Professional Fees	29	13	3
Other	64	16	7

Total Fund Expenses	20,192	9,535	2,127

Fees Waived, Expenses Reimbursed by Advisor (Note C)
Class R2 Shares	31	7	1
Institutional Class Shares	16,070	7,879	1,639

Net Expenses	4,091	1,649	487

Net Investment Income (Loss)	132,843	52,029	11,298

Realized and Unrealized Gain (Loss)
Capital Gain Distributions Received from Affiliated Investment Companies	241	1,600	619
Net Realized Gain (Loss) on:
Affiliated Investment Companies Shares Sold	273,079	160,465	24,038
Change in Unrealized Appreciation (Depreciation) of:
Affiliated Investment Companies Shares	2,497,915	720,475	57,688

Net Realized and Unrealized Gain (Loss)	2,771,235	882,540	82,345

Net Increase (Decrease) in Net Assets Resulting from Operations	$2,904,078	$934,569	$93,643

See accompanying Notes to Financial Statements.

18

DIMENSIONAL INVESTMENT GROUP INC.

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	Global Equity Portfolio		Global Allocation 60/40 Portfolio		Global Allocation 25/75 Portfolio
	Year Ended Oct 31, 2021	Year Ended Oct 31, 2020	Year Ended Oct 31, 2021	Year Ended Oct 31, 2020	Year Ended Oct 31, 2021	Year Ended Oct 31, 2020
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$132,843	$121,257	$52,029	$76,858	$11,298	$14,904
Capital Gain Distributions Received from Affiliated Investment Companies	241	107,254	1,600	37,236	619	3,606
Net Realized Gain (Loss) on:
Affiliated Investment Companies Shares Sold	273,079	(20,897)	160,465	57,522	24,038	7,792
Change in Unrealized Appreciation (Depreciation) of:
Affiliated Investment Companies Shares	2,497,915	(126,318)	720,475	(55,743)	57,688	6,644

Net Increase (Decrease) in Net Assets Resulting from Operations	2,904,078	81,296	934,569	115,873	93,643	32,946

Distributions:
Class R2 Shares	(377)	(434)	(109)	(72)	(17)	(15)
Institutional Class Shares	(207,931)	(159,027)	(142,237)	(105,427)	(23,101)	(19,474)

Total Distributions	(208,308)	(159,461)	(142,346)	(105,499)	(23,118)	(19,489)

Capital Share Transactions:
Shares Issued	1,325,672	1,550,761	732,525	814,413	307,388	270,812
Shares Issued in Lieu of Cash Distributions	206,679	158,181	140,510	103,910	23,052	19,421
Shares Redeemed	(2,093,059)	(2,185,712)	(924,658)	(1,356,993)	(238,876)	(290,159)

Net Increase (Decrease) from Capital Share Transactions	(560,708)	(476,770)	(51,623)	(438,670)	91,564	74

Total Increase (Decrease) in Net Assets	2,135,062	(554,935)	740,600	(428,296)	162,089	13,531
Net Assets
Beginning of Year	6,975,171	7,530,106	3,817,398	4,245,694	909,710	896,179

End of Year	$9,110,233	$6,975,171	$4,557,998	$3,817,398	$1,071,799	$909,710

(1) Shares Issued and Redeemed:
Shares Issued	44,176	72,561	34,025	44,814	20,861	19,790
Shares Issued in Lieu of Cash Distributions	7,159	6,967	6,816	5,670	1,586	1,420
Shares Redeemed	(70,219)	(100,816)	(42,929)	(76,124)	(16,181)	(21,379)

Net Increase (Decrease) from Shares Issued and Redeemed	(18,884)	(21,288)	(2,088)	(25,640)	6,266	(169)

See accompanying Notes to Financial Statements.

19

DIMENSIONAL INVESTMENT GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

	Global Equity Portfolio-Class R2 Shares
	Year Ended Oct 31, 2021	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2018	Year Ended Oct 31, 2017
Net Asset Value, Beginning of Year	$23.55	$23.71	$22.14	$22.66	$18.58

Income from Investment Operations (A)
Net Investment Income (Loss)	0.38	0.33	0.40	0.35	0.34
Net Gains (Losses) on Securities (Realized and Unrealized)	9.56	(0.04)	1.70	(0.44)	4.08

Total from Investment Operations	9.94	0.29	2.10	(0.09)	4.42

Less Distributions:
Net Investment Income	(0.39)	(0.33)	(0.40)	(0.36)	(0.34)
Net Realized Gains	(0.26)	(0.12)	(0.13)	(0.07)	—

Total Distributions	(0.65)	(0.45)	(0.53)	(0.43)	(0.34)

Net Asset Value, End of Year	$32.84	$23.55	$23.71	$22.14	$22.66

Total Return	42.57%	1.27%	9.73%	(0.47%)	23.98%

Net Assets, End of Year (thousands)	$13,526	$16,613	$26,463	$27,415	$30,644
Ratio of Expenses to Average Net Assets *(B)	0.51%	0.55%	0.57%	0.55%	0.55%
Ratio of Expenses to Average Net Assets (Excluding Fees Waived, Expenses Reimbursed by Advisor) *(B)	0.70%	0.77%	0.83%	0.82%	0.82%
Ratio of Net Investment Income to Average Net Assets	1.27%	1.42%	1.79%	1.49%	1.62%

* The Ratio of Expenses to Average Net Assets is inclusive of acquired fund fees and expenses incurred by the Portfolio indirectly as a result of Portfolio’s investment in Underlying Funds as follows:	0.22%	0.24%	0.26%	0.25%	0.26%

See page 1 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

20

DIMENSIONAL INVESTMENT GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

	Global Equity Portfolio-Institutional Class Shares
	Year Ended Oct 31, 2021	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2018	Year Ended Oct 31, 2017
Net Asset Value, Beginning of Year	$23.39	$23.57	$22.01	$22.53	$18.46

Income from Investment Operations (A)
Net Investment Income (Loss)	0.46	0.39	0.46	0.42	0.38
Net Gains (Losses) on Securities (Realized and Unrealized)	9.49	(0.06)	1.69	(0.46)	4.07

Total from Investment Operations	9.95	0.33	2.15	(0.04)	4.45

Less Distributions:
Net Investment Income	(0.46)	(0.39)	(0.46)	(0.41)	(0.38)
Net Realized Gains	(0.26)	(0.12)	(0.13)	(0.07)	—

Total Distributions	(0.72)	(0.51)	(0.59)	(0.48)	(0.38)

Net Asset Value, End of Year	$32.62	$23.39	$23.57	$22.01	$22.53

Total Return	42.97%	1.48%	10.03%	(0.24%)	24.33%

Net Assets, End of Year (thousands)	$9,096,707	$6,958,558	$7,503,643	$6,673,922	$6,390,088
Ratio of Expenses to Average Net Assets *(B)	0.26%	0.30%	0.32%	0.30%	0.30%
Ratio of Expenses to Average Net Assets (Excluding Fees Waived, Expenses Reimbursed by Advisor) *(B)	0.45%	0.52%	0.58%	0.57%	0.57%
Ratio of Net Investment Income to Average Net Assets	1.54%	1.70%	2.04%	1.78%	1.85%

* The Ratio of Expenses to Average Net Assets is inclusive of acquired fund fees and expenses incurred by the Portfolio indirectly as a result of Portfolio’s investment in Underlying Funds as follows:	0.22%	0.24%	0.26%	0.25%	0.26%

See page 1 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

21

DIMENSIONAL INVESTMENT GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

	Global Allocation 60/40 Portfolio-Class R2 Shares
	Year Ended Oct 31, 2021	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2018	Year Ended Oct 31, 2017
Net Asset Value, Beginning of Year	$18.87	$18.64	$17.58	$17.94	$15.99

Income from Investment Operations (A)
Net Investment Income (Loss)	0.21	0.30	0.34	0.28	0.26
Net Gains (Losses) on Securities (Realized and Unrealized)	4.34	0.36	1.18	(0.31)	1.99

Total from Investment Operations	4.55	0.66	1.52	(0.03)	2.25

Less Distributions:
Net Investment Income	(0.20)	(0.30)	(0.39)	(0.28)	(0.28)
Net Realized Gains	(0.45)	(0.13)	(0.07)	(0.05)	(0.02)

Total Distributions	(0.65)	(0.43)	(0.46)	(0.33)	(0.30)

Net Asset Value, End of Year	$22.77	$18.87	$18.64	$17.58	$17.94

Total Return	24.49%	3.58%	8.85%	(0.22%)	14.21%

Net Assets, End of Year (thousands)	$4,076	$3,077	$3,166	$6,774	$6,902
Ratio of Expenses to Average Net Assets *(B)	0.50%	0.52%	0.55%	0.53%	0.53%
Ratio of Expenses to Average Net Assets (Excluding Fees Waived, Expenses Reimbursed by Advisor) *(B)	0.68%	0.72%	0.76%	0.74%	0.74%
Ratio of Net Investment Income to Average Net Assets	0.97%	1.64%	1.94%	1.55%	1.56%

* The Ratio of Expenses to Average Net Assets is inclusive of acquired fund fees and expenses incurred by the Portfolio indirectly as a result of Portfolio’s investment in Underlying Funds as follows:	0.21%	0.23%	0.24%	0.23%	0.24%

See page 1 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

22

DIMENSIONAL INVESTMENT GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

	Global Allocation 60/40 Portfolio-Institutional Class Shares
	Year Ended Oct 31, 2021	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2018	Year Ended Oct 31, 2017
Net Asset Value, Beginning of Year	$18.74	$18.51	$17.49	$17.84	$15.89

Income from Investment Operations (A)
Net Investment Income (Loss)	0.25	0.35	0.43	0.32	0.30
Net Gains (Losses) on Securities (Realized and Unrealized)	4.33	0.36	1.10	(0.30)	1.98

Total from Investment Operations	4.58	0.71	1.53	0.02	2.28

Less Distributions:
Net Investment Income	(0.26)	(0.35)	(0.44)	(0.32)	(0.31)
Net Realized Gains	(0.45)	(0.13)	(0.07)	(0.05)	(0.02)

Total Distributions	(0.71)	(0.48)	(0.51)	(0.37)	(0.33)

Net Asset Value, End of Year	$22.61	$18.74	$18.51	$17.49	$17.84

Total Return	24.80%	3.88%	9.01%	0.06%	14.54%

Net Assets, End of Year (thousands)	$4,553,922	$3,814,321	$4,242,376	$4,042,976	$3,839,348
Ratio of Expenses to Average Net Assets *(B)	0.25%	0.27%	0.30%	0.28%	0.28%
Ratio of Expenses to Average Net Assets (Excluding Fees Waived, Expenses Reimbursed by Advisor) *(B)	0.43%	0.47%	0.51%	0.49%	0.49%
Ratio of Net Investment Income to Average Net Assets	1.18%	1.92%	2.43%	1.78%	1.80%

* The Ratio of Expenses to Average Net Assets is inclusive of acquired fund fees and expenses incurred by the Portfolio indirectly as a result of Portfolio’s investment in Underlying Funds as follows:	0.21%	0.23%	0.24%	0.23%	0.24%

See page 1 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

23

DIMENSIONAL INVESTMENT GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

	Global Allocation 25/75 Portfolio-Class R2 Shares
	Year Ended Oct 31, 2021	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2018	Year Ended Oct 31, 2017
Net Asset Value, Beginning of Year	$13.94	$13.70	$13.22	$13.44	$12.89

Income from Investment Operations (A)
Net Investment Income (Loss)	0.14	0.18	0.29	0.19	0.16
Net Gains (Losses) on Securities (Realized and Unrealized)	1.21	0.33	0.55	(0.18)	0.61

Total from Investment Operations	1.35	0.51	0.84	0.01	0.77

Less Distributions:
Net Investment Income	(0.13)	(0.20)	(0.30)	(0.19)	(0.18)
Net Realized Gains	(0.18)	(0.07)	(0.06)	(0.04)	(0.04)

Total Distributions	(0.31)	(0.27)	(0.36)	(0.23)	(0.22)

Net Asset Value, End of Year	$14.98	$13.94	$13.70	$13.22	$13.44

Total Return	9.77%	3.73%	6.46%	0.08%	6.06%

Net Assets, End of Year (thousands)	$613	$838	$742	$983	$902
Ratio of Expenses to Average Net Assets *(B)	0.49%	0.50%	0.53%	0.51%	0.51%
Ratio of Expenses to Average Net Assets (Excluding Fees Waived, Expenses Reimbursed by Advisor) *(B)	0.65%	0.66%	0.69%	0.67%	0.67%
Ratio of Net Investment Income to Average Net Assets	0.95%	1.31%	2.15%	1.40%	1.26%

* The Ratio of Expenses to Average Net Assets is inclusive of acquired fund fees and expenses incurred by the Portfolio indirectly as a result of Portfolio’s investment in Underlying Funds as follows:	0.19%	0.20%	0.21%	0.20%	0.20%

See page 1 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

24

DIMENSIONAL INVESTMENT GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

	Global Allocation 25/75 Portfolio-Institutional Class Shares
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	Oct 31,	Oct 31,	Oct 31,	Oct 31,	Oct 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Year	$13.99	$13.74	$13.26	$13.48	$12.92

Income from Investment Operations (A)
Net Investment Income (Loss)	0.16	0.23	0.33	0.22	0.20
Net Gains (Losses) on Securities (Realized and Unrealized)	1.22	0.32	0.54	(0.19)	0.60

Total from Investment Operations	1.38	0.55	0.87	0.03	0.80

Less Distributions:
Net Investment Income	(0.16)	(0.23)	(0.33)	(0.21)	(0.20)
Net Realized Gains	(0.18)	(0.07)	(0.06)	(0.04)	(0.04)

Total Distributions	(0.34)	(0.30)	(0.39)	(0.25)	(0.24)

Net Asset Value, End of Year	$15.03	$13.99	$13.74	$13.26	$13.48

Total Return	10.01%	4.05%	6.73%	0.24%	6.34%

Net Assets, End of Year (thousands)	$1,071,186	$908,873	$895,437	$865,272	$841,546
Ratio of Expenses to Average Net Assets *(B)	0.24%	0.26%	0.28%	0.26%	0.26%
Ratio of Expenses to Average Net Assets (Excluding Fees Waived, Expenses Reimbursed by Advisor) *(B)	0.40%	0.42%	0.44%	0.42%	0.42%
Ratio of Net Investment Income to Average Net Assets	1.11%	1.67%	2.44%	1.65%	1.49%

* The Ratio of Expenses to Average Net Assets is inclusive of acquired fund fees and expenses incurred by the Portfolio indirectly as a result of Portfolio’s investment in Underlying Funds as follows:	0.19%	0.20%	0.21%	0.20%	0.20%

See page 1 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

25

DIMENSIONAL INVESTMENT GROUP INC.

NOTES TO FINANCIAL STATEMENTS

A. Organization:

Dimensional Investment Group Inc. (the “Fund”) is an open-end management investment company registered under the Investment Company Act of 1940, whose shares are offered to institutional investors, retirement plans and clients of registered investment advisors. The Fund currently offers eleven portfolios, three of which, the Global Equity Portfolio, Global Allocation 60/40 Portfolio and Global Allocation 25/75 Portfolio (each a “Global Fund” and collectively, the “Global Funds”), are presented in this report. The remaining operational portfolios are presented in separate reports.

The Global Funds are investment companies and accordingly, follow the accounting and reporting guidance under the Financial Accounting Standards Board (“FASB”) Accounting Standards Certification (“ASC”), Topic 946, “Financial Services-Investment Companies.”

The Global Funds are “Funds of Funds” that achieve their investment objectives by allocating their assets among other portfolios within DFA Investment Dimensions Group Inc. (“IDG”) (collectively, the “Underlying Funds”). The Global Funds may also invest in affiliated and unaffiliated registered and unregistered money market funds. The Underlying Funds’ shareholder reports are not included in this report. Copies of the Underlying Funds’ shareholder reports are available from the EDGAR database on the SEC’s website at http://www.sec.gov. As of October 31, 2021, the Global Funds were the owners of record of the following approximate percentages of the total outstanding shares of the following Underlying Funds as detailed below:

Funds of Funds	Underlying Funds	Percentage Ownership at 10/31/21
Global Equity Portfolio	U.S. Core Equity 1 Portfolio (IDG)	5%
	U.S. Core Equity 2 Portfolio (IDG)	13%
	DFA Real Estate Securities Portfolio (IDG)	2%
	International Core Equity Portfolio (IDG)	5%
	Emerging Markets Core Equity Portfolio (IDG)	3%
	DFA International Real Estate Securities Portfolio (IDG)	—

Global Allocation 60/40 Portfolio	U.S. Core Equity 1 Portfolio (IDG)	1%
	U.S. Core Equity 2 Portfolio (IDG)	4%
	DFA Real Estate Securities Portfolio (IDG)	1%
	International Core Equity Portfolio (IDG)	2%
	DFA Selectively Hedged Global Fixed Income Portfolio (IDG)	54%
	Emerging Markets Core Equity Portfolio (IDG)	1%
	DFA Five-Year Global Fixed Income Portfolio (IDG)	2%
	DFA Inflation-Protected Securities Portfolio (IDG)	2%
	DFA Short-Term Extended Quality Portfolio (IDG)	6%
	DFA World ex U.S. Government Fixed Income Portfolio (IDG)	6%
	DFA Global Core Plus Fixed Income Portfolio (IDG)	7%
	DFA International Real Estate Securities Portfolio (IDG)	—

26

Funds of Funds	Underlying Funds	Percentage Ownership at 10/31/21
Global Allocation 25/75 Portfolio	U.S. Core Equity 1 Portfolio (IDG)	—
	U.S. Core Equity 2 Portfolio (IDG)	—
	DFA Real Estate Securities Portfolio (IDG)	—
	International Core Equity Portfolio (IDG)	—
	DFA Two-Year Global Fixed Income Portfolio (IDG)	6%
	Emerging Markets Core Equity Portfolio (IDG)	—
	DFA Inflation-Protected Securities Portfolio (IDG)	2%
	DFA Short-Term Extended Quality Portfolio (IDG)	4%
	DFA World ex U.S. Government Fixed Income Portfolio (IDG)	2%
	DFA International Real Estate Securities Portfolio (IDG)	—

B. Significant Accounting Policies:

The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Fund in preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates, and those differences could be material.

1. Security Valuation: The Global Funds use a fair value hierarchy, which prioritizes the inputs-to-valuation techniques used to measure fair value into three broad levels described below:

•

Level 1 – inputs are quoted prices in active markets for identical securities, including, though not limited to, equity securities and futures contracts. Underlying Fund and money market fund shares are valued at their respective daily net asset values as reported by their administrator, as they are treated as regulated investment companies and are also included as Level 1 investments.

•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a Global Fund’s own assumptions in determining the fair value of investments)

A valuation hierarchy table is included at the end of the Global Funds’ Schedules of Investments. The methodology or inputs used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

2. Deferred Compensation Plan: Each eligible Director of the Fund may elect to participate in the Fee Deferral Plan for Independent Directors and Trustees (the “Plan”). Under the Plan, effective January 1, 2002, such Directors may defer payment of all or a portion of their total fees earned as a Director. These deferred amounts may be treated as though such amounts had been invested in shares of the following funds: the U.S. Large Cap Value Portfolio, U.S. Core Equity 1 Portfolio, U.S. Large Company Portfolio, U.S. Vector Equity Portfolio, U.S. Micro Cap Portfolio, DFA International Value Portfolio, International Core Equity Portfolio, Emerging Markets Portfolio, Emerging Markets Core Equity Portfolio, DFA Inflation-Protected Securities Portfolio, and/or DFA Two-Year Global Fixed Income Portfolio. Contributions made under the Plan and the change in unrealized appreciation (depreciation) and income are included in Directors’/ Trustees’ Fees & Expenses.

27

The Directors may receive their distributions of proceeds by one of the following methods: lump sum, annual installments over a period of agreed-upon years, or quarterly installments over a period of agreed-upon years. Each Director shall have the right in a notice of election (the “Notice”) to defer the receipt of the Director’s deferred compensation until a date specified by such Director in the Notice. The date may not be sooner than the earlier of: (i) the first business day of January following the year in which such Director ceases to be a member of the Board of Directors of the Fund; and (ii) five years following the effective date of the Director’s first deferral election. If a Director who elects to defer fees fails to designate in the Notice a time or date as of which payment of the Director’s deferred fee account shall commence, payment of such amount shall commence as of the first business day of January following the year in which the Director ceases to be a member of the Board (unless the Director files an amended Notice selecting a different distribution date).

3. Other: Security transactions are accounted for as of the trade date. Costs used in determining realized gains and losses on the sale of affiliated investment company shares are accounted for on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions received from the investment in affiliated investment companies that represent a return of capital or capital gains are recorded as a reduction of cost of investments or as a realized gain, respectively. The Global Funds estimate the character of received distributions that may be considered return of capital distributions. Interest income is recorded on an accrual basis. Expenses directly attributable to a Global Fund are directly charged. Common expenses of the Fund or Global Funds are allocated using methods approved by the Board, generally based on average net assets.

Class R2 Shares and Institutional Class Shares have equal rights to assets and earnings of its Global Fund. Income, gains and losses, and common expenses of each Global Fund are allocated to each class of shares based on its relative net assets. Each class will bear its own class-specific expenses, if any.

C. Investment Advisor:

The Advisor, Dimensional Fund Advisors LP, provides investment management services to the Global Funds. For the year ended October 31, 2021, the Global Funds’ investment management fees were accrued daily and paid monthly to the Advisor based on the following effective annual rates of average daily net assets:

Global Equity Portfolio	0.21	%*
Global Allocation 60/40 Portfolio	0.19	%*
Global Allocation 25/75 Portfolio	0.18%

*	Effective as of February 28, 2021, the management fees payable by the following Global Funds were reduced as follows:

Portfolio	Management Fee Prior to February 28, 2021	Management Fee Effective February 28, 2021
Global Equity Portfolio	0.23%	0.20%
Global Allocation 60/40 Portfolio	0.20%	0.19%

Pursuant to an Amended and Restated Fee Waiver Agreement (the “Fee Waiver Agreement”), the Advisor has agreed to waive certain fees of the Global Funds, as described below. The Fee Waiver Agreement for the Global Funds will remain in effect through February 28, 2022 and may only be terminated by the Fund’s Board of Directors prior to that date. The Fee Waiver Agreement shall continue in effect from year to year thereafter unless terminated by the Fund or the Advisor.

Pursuant to the Fee Waiver Agreement, in order to limit the total management fees received by the Advisor, the Advisor has agreed to waive the management fee each Global Fund pays to the Advisor to the extent necessary to limit the proportionate share of the total combined management fee paid by a class of each Global Fund and management fees paid by each Global Fund’s Underlying Funds to the Advisor, except for fees paid indirectly through its investment of securities lending cash collateral in The DFA Short Term Investment Fund on an annualized basis (the “Annualized Expense Ratio”), to the Total Management Fee Limits listed below based on a percentage of average net assets of a class of a Global Fund on an annualized basis. The maximum amount waived under this waiver is the full amount of a Global Fund’s management fee to the Advisor.

28

During the year ended October 31, 2021, the Global Funds had Total Management Fee Limits based on a percentage of average net assets on an annualized basis, and the Advisor recovered previously waived fees (amounts in thousands), as listed below. The net amount of waived fees (recovered previously waived fees) during the year ended October 31, 2021 and the previously waived fees subject to future recovery as of October 31, 2021, are also reflected below (amounts in thousands). At any time that the Annualized Expense Ratio of a class of a Global Fund is less than the Total Management Fee Limit listed below for such class of the Global Fund, the Advisor retains the right to recover fees previously waived to the extent that the Annualized Expense Ratio following such recovery would be less than the Total Management Fee Limit that was in place when such prior year fees were waived, and less than the current Total Management Fee Limit in place for the Global Fund. The Global Funds are not obligated to reimburse the Advisor for fees previously waived by the Advisor more than thirty-six months before the date of such reimbursement.

Institutional Class Shares	Total Management Fee Limit		Recovery of Previously Waived Fees/ Expenses Assumed	Waived Fees/ Expenses Assumed	Previously Waived Fees/ Expenses Assumed Subject to Future Recovery
Global Equity Portfolio	0.20	%*	—	$16,070	$50,035
Global Allocation 60/40 Portfolio	0.19	%*	—	7,879	24,260
Global Allocation 25/75 Portfolio	0.18	%**	—	1,639	4,420

Class R2 Shares
Global Equity Portfolio	0.20	%*	—	31	146
Global Allocation 60/40 Portfolio	0.19	%*	—	7	20
Global Allocation 25/75 Portfolio	0.18	%**	—	1	4

*	Effective February 28, 2021
**	Effective February 28, 2020

From February 28, 2020 to February 27, 2021, the Total Management Fee Limit in the Fee Waiver Agreement was 0.23% of the average net assets of a class of the Global Equity Portfolio and 0.20% of the average net assets of a class of the Global Allocation 60/40 Portfolio on an annualized basis. From July 21, 2015 to February 27, 2020, the Total Management Fee Limit in the Fee Waiver Agreement was 0.27% of the average net assets of a class of the Global Equity Portfolio, 0.25% of the average net assets of a class of the Global Allocation 60/40 Portfolio and 0.22% of the average net assets of a class of the Global Allocation 25/75 Portfolio on an annualized basis.

Fees Paid to Officers and Directors/Trustees:

Certain Officers and Directors of the Advisor are also Officers and Directors of the Fund; however, such Officers and Directors (with the exception of the Chief Compliance Officer (“CCO”)) receive no compensation from the Fund. For the year ended October 31, 2021, the total related amount paid by the Fund to the CCO was $14 (in thousands). The total related amount paid by each of the Global Funds are included in Other Expenses on the Statements of Operations.

D. Deferred Compensation:

As of October 31, 2021, the total liability for deferred compensation to Directors is included in Accrued Expenses and Other Liabilities on the Statements of Assets and Liabilities as follows (amounts in thousands):

Global Equity Portfolio	$165
Global Allocation 60/40 Portfolio	97
Global Allocation 25/75 Portfolio	24

29

E. Purchases and Sales of Securities:

For the year ended October 31, 2021, the Global Funds’ transactions related to Affiliated Investment Companies, excluding in-kind redemptions, are presented below.

The amounts presented below may differ from the respective amounts presented in the corresponding Schedules of Investments, Statements of Assets and Liabilities or Statements of Operations due to rounding. The amounts are as follows (amounts in thousands):

	Balance at October 31, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ Depreciation	Balance at October 31, 2021	Shares as of October 31, 2021	Dividend Income	Capital Gain Distributions
Global Equity Portfolio
U.S. Core Equity 2 Portfolio	$3,628,695	$60,737	$607,349	$178,449	$1,385,041	$4,645,573	140,095	$54,414	—
International Core Equity Portfolio	1,359,426	146,972	89,347	(1,881)	483,603	1,898,773	116,204	42,731	—
U.S. Core Equity 1 Portfolio	1,260,009	19,240	256,178	93,929	431,459	1,548,459	42,716	19,239	—
Emerging Markets Core Equity Portfolio	568,930	114,142	25,733	(1,433)	129,941	785,847	31,234	15,551	—
DFA Real Estate Securities Portfolio	165,432	5,239	17,487	4,015	67,927	225,126	4,604	4,999	$241
DFA International Real Estate Securities Portfolio of	9	8,438	—	—	(56)	8,391	1,665	—	—

Total	$6,982,501	$354,768	$996,094	$273,079	$2,497,915	$9,112,169	336,518	$136,934	$241

Global Allocation 60/40 Portfolio
U.S. Core Equity 2 Portfolio	$1,158,211	$17,050	$252,578	$100,491	$393,505	$1,416,679	42,722	$17,049	—
DFA Selectively Hedged Global Fixed Income Portfolio	582,818	87,918	1,984	(33)	(328)	668,391	68,483	181	—
International Core Equity Portfolio	476,656	14,258	61,481	12,840	155,329	597,602	36,573	14,254	—
U.S. Core Equity 1 Portfolio	410,810	6,223	103,584	47,095	122,981	483,525	13,339	6,234	—
DFA Short-Term Extended Quality Portfolio	388,380	56,935	324	2	(1,783)	443,210	40,550	1,300	—
Emerging Markets Core Equity Portfolio	176,646	4,436	5	—	41,827	222,904	8,859	4,436	—
DFA Global Core Plus Fixed Income Portfolio	196,890	28,617	1,609	69	(4,493)	219,474	20,569	3,538	$459
DFA Five-Year Global Fixed Income Portfolio	190,597	30,075	—	—	(2,294)	218,378	20,258	55	—
DFA Inflation-Protected Securities Portfolio	99,117	8,303	5	—	2,140	109,555	8,225	4,436	307
DFA World ex U.S. Government Fixed Income Portfolio	92,949	21,130	—	—	(6,845)	107,234	10,617	781	766
DFA Real Estate Securities Portfolio	46,664	1,486	—	—	20,458	68,608	1,403	1,414	68
DFA International Real Estate Securities Portfolio of	9	3,127	5	1	(22)	3,110	617	—	—

Total	$3,819,747	$279,558	$421,575	$160,465	$720,475	$4,558,670	272,215	$53,678	$1,600

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	Balance at October 31, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ Depreciation	Balance at October 31, 2021	Shares as of October 31, 2021	Dividend Income	Capital Gain Distributions
Global Allocation 25/75 Portfolio
DFA Short-Term Extended Quality Portfolio	$274,640	$50,243	$4,964	$(1)	$(1,301)	$318,617	29,151	$937	—
DFA Two-Year Global Fixed Income Portfolio	274,891	53,977	7,579	(84)	(2,588)	318,617	32,151	1,605	—
U.S. Core Equity 2 Portfolio	113,759	12,171	34,833	15,109	32,625	138,831	4,186	1,617	—
DFA Inflation-Protected Securities Portfolio	100,017	18,276	2,973	2	2,275	117,597	8,829	4,864	$312
International Core Equity Portfolio	45,851	3,172	7,626	2,112	14,006	57,515	3,520	1,298	—
U.S. Core Equity 1 Portfolio	41,201	2,778	13,439	6,804	9,395	46,739	1,289	576	—
DFA World ex U.S. Government Fixed Income Portfolio	36,570	8,142	300	(16)	(2,757)	41,639	4,123	307	301
Emerging Markets Core Equity Portfolio	17,515	3,023	1,090	44	4,298	23,790	946	463	—
DFA Real Estate Securities Portfolio	3,920	122	339	68	1,629	5,400	110	118	6
DFA International Real Estate Securities Portfolio of	9	1,561	—	—	106	1,676	333	—	—

Total	$908,373	$153,465	$73,143	$24,038	$57,688	$1,070,421	84,638	$11,785	$619

F. Federal Income Taxes:

Each Global Fund has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for federal income tax purposes and to distribute substantially all of its taxable income and net capital gains to its shareholders. Accordingly, no provision has been made for federal income taxes.

Distributions from net investment income and net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent that these differences are permanent, they are charged or credited to paid-in capital or distributable earnings, undistributed net investment income or accumulated net realized gains or losses, as appropriate, in the period that the differences arise. Accordingly, the permanent differences as of October 31, 2021 can occur as a result of realized gains on securities considered to be “passive foreign investment companies,” short-term distributions received from underlying RICs, return of capital, the use of accumulated earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction for income tax purposes, and were reclassified to the accounts mentioned above. These reclassifications had no effect on net assets or net asset value per share.

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The tax character of dividends and distributions declared and paid during the years ended October 31, 2020, and October 31, 2021, were as follows (amounts in thousands):

	Net Investment Income and Short-Term Capital Gains	Long-Term Capital Gains	Tax Exempt Income	Total
Global Equity Portfolio
2020	$120,905	$38,556	—	$159,461
2021	132,429	75,878	—	208,307
Global Allocation 60/40 Portfolio
2020	76,896	28,603	—	105,499
2021	51,879	90,468	—	142,347
Global Allocation 25/75 Portfolio
2020	14,901	4,589	—	19,490
2021	11,414	11,704	—	23,118

As of October 31, 2021, the following net investment income and short-term capital gains and long-term capital gains distributions designated for federal income tax purposes are due to the use of accumulated earnings and profits distributed to shareholders upon redemption of shares (amounts in thousands):

	Net Investment Income and Short-Term Capital Gains	Long-Term Capital Gains	Total
Global Equity Portfolio	$(2,477)	$(26,195)	$(28,672)
Global Allocation 60/40 Portfolio	(2,454)	(12,730)	(15,184)
Global Allocation 25/75 Portfolio	(819)	(1,623)	(2,442)

As of October 31, 2021, the components of distributable earnings (accumulated losses) were as follows (amounts in thousands):

	Undistributed Net Investment Income and Short-Term Capital Gains	Undistributed Long-Term Capital Gains	Unrealized Appreciation (Depreciation)	Total Net Distributable Earnings (Accumulated Losses)
Global Equity Portfolio	—	$237,506	$4,732,258	$4,969,764
Global Allocation 60/40 Portfolio	—	143,771	1,599,396	1,743,167
Global Allocation 25/75 Portfolio	—	22,200	171,251	193,451

For federal income tax purposes, the Fund measures its capital loss carryforwards annually at October 31, its fiscal year end. Capital loss carryforwards may be carried forward and applied against future capital gains. As of October 31, 2021, the Global Funds did not have any capital loss carryforwards available to offset future realized capital gains.

During the year ended October 31, 2021, the Global Funds did not use capital loss carryforwards to offset realized capital gains for federal income tax purposes.

As of October 31, 2021, the total cost and aggregate gross unrealized appreciation (depreciation) of securities for federal income tax purposes were different from amounts reported for financial reporting purposes, as follows (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Global Equity Portfolio	$4,379,911	$4,732,315	$(57)	$4,732,258
Global Allocation 60/40 Portfolio	2,959,274	1,599,724	(328)	1,599,396
Global Allocation 25/75 Portfolio	899,773	173,050	(1,800)	171,250

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The difference between GAAP-basis and tax-basis unrealized gain (losses) can occur as a result of wash sales and other book to tax differences.

ASC 740 Accounting for Uncertainty in Income Taxes sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed each Global Fund’s tax positions and has concluded that no additional provision for income tax is required in any Global Fund’s financial statements. No Global Fund is aware of any tax positions for which it is more likely than not that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each Global Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

G. Capital Share Transactions:

The capital share transactions by class were as follows (amounts in thousands):

	Year Ended October 31, 2021		Year Ended October 31, 2020
	Amount	Shares	Amount	Shares
Global Equity Portfolio
Class R2 Shares
Shares Issued	$3,300	110	$4,305	189
Shares Issued in Lieu of Cash Distributions	377	13	435	19
Shares Redeemed	(12,598)	(417)	(14,233)	(618)

Net Increase (Decrease) — Class R2 Shares	$(8,921)	(294)	$(9,493)	(410)

Institutional Class Shares
Shares Issued	$1,322,373	44,066	$1,546,457	72,372
Shares Issued in Lieu of Cash Distributions	206,302	7,146	157,746	6,948
Shares Redeemed	(2,080,461)	(69,802)	(2,171,480)	(100,198)

Net Increase (Decrease) — Institutional Class Shares	$(551,786)	(18,590)	$(467,277)	(20,878)

	Year Ended October 31, 2021		Year Ended October 31, 2020
	Amount	Shares	Amount	Shares
Global Allocation 60/40 Portfolio
Class R2 Shares
Shares Issued	$933	43	$878	47
Shares Issued in Lieu of Cash Distributions	109	5	72	4
Shares Redeemed	(678)	(32)	(1,063)	(58)

Net Increase (Decrease) — Class R2 Shares	$364	16	$(113)	(7)

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	Year Ended October 31, 2021		Year Ended October 31, 2020
	Amount	Shares	Amount	Shares
Institutional Class Shares
Shares Issued	$731,592	33,982	$813,536	44,767
Shares Issued in Lieu of Cash Distributions	140,402	6,811	103,838	5,666
Shares Redeemed	(923,980)	(42,897)	(1,355,931)	(76,066)

Net Increase (Decrease) — Institutional Class Shares	$(51,986)	(2,104)	$(438,557)	(25,633)

	Year Ended October 31, 2021		Year Ended October 31, 2020
	Amount	Shares	Amount	Shares
Global Allocation 25/75 Portfolio
Class R2 Shares
Shares Issued	$38	3	$457	34
Shares Issued in Lieu of Cash Distributions	17	1	15	1
Shares Redeemed	(333)	(23)	(382)	(29)

Net Increase (Decrease) — Class R2 Shares	$(278)	(19)	$90	6

Institutional Class Shares
Shares Issued	$307,350	20,858	$270,354	19,757
Shares Issued in Lieu of Cash Distributions	23,035	1,585	19,406	1,419
Shares Redeemed	(238,543)	(16,158)	(289,777)	(21,350)

Net Increase (Decrease) — Institutional Class Shares	$91,842	6,285	$(17)	(174)

H. Line of Credit and Interfund Lending Program:

The Fund, together with other Dimensional-advised portfolios, has entered into a $500 million uncommitted, unsecured discretionary line of credit effective April 7, 2021, with its domestic custodian bank. A line of credit with similar terms was in effect through April 7, 2021. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The agreement for the line of credit expires on April 6, 2022.

The Fund, together with other Dimensional-advised portfolios, has also entered into an additional $700 million unsecured line of credit with its international custodian bank effective January 2, 2021. A line of credit with similar terms was in effect through January 2, 2021. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $700 million in the aggregate. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The line of credit agreement expires on January 1, 2022.

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For the year ended October 31, 2021, borrowings by the Global Funds under the lines of credit were as follows (amounts in thousands, except percentages and days):

	Weighted Average Interest Rate	Weighted Average Loan Balance	Number of Days Outstanding*	Interest Expense Incurred	Maximum Amount Borrowed During the Period	Outstanding Borrowings as of 10/31/2021
Global Equity Portfolio	0.83%	$2,441	242	$16	$23,827	$1,893
Global Allocation 60/40 Portfolio	0.83%	1,379	170	5	7,048	3,597
Global Allocation 25/75 Portfolio	0.83%	801	67	1	7,072	—

*	Number of Days Outstanding represents the total of single or consecutive days during the year ended October 31, 2021, that each Global Fund’s available line of credit was used.

Pursuant to an exemptive order issued by the SEC (the “Order”), the Global Funds may participate in an interfund lending program among certain portfolios managed by the Advisor (portfolios that operate as feeder funds do not participate in the program). The program allows the participating portfolios to borrow money from and loan money to each other for temporary or emergency purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending portfolios as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a portfolio may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. lnterfund loans have a maximum duration of seven days and may be called on one business day’s notice.

For the year ended October 31, 2021, activity by the following Global Fund under the interfund lending program was as follows (amounts in thousands, except percentages and days):

	Borrower or Lender	Weighted Average Interest Rate	Weighted Average Loan Balance	Number of Days Outstanding*	Interest Expense/ Income	Maximum Amount Borrowed/Loaned During the Period	Outstanding Borrowings as of 10/31/2021
Global Equity Portfolio	Borrower	0.42%	$173,935	1	$2	$173,935	—

*	Number of Days Outstanding represents the total of single or consecutive days during the year ended October 31, 2021 that the Global Fund utilized the interfund lending program.

I. Shareholder Servicing Fees:

The Class R2 Shares pay a shareholder servicing fee in an amount up to 0.25% of their annual average net assets to compensate service agents that provide shareholder servicing, record keeping, account maintenance and other services to investors in the Global Funds’ Class R2 Shares.

J. Indemnitees; Contractual Obligations:

Under the Fund’s organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund.

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

35

K. Recently Issued Accounting Standards and Regulations:

In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. In January 2021, the FASB issued ASU No. 2021-01, with further amendments to Topic 848. The amendments in the ASUs provide optional temporary accounting recognition and financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the LIBOR and other interbank-offered based reference rates as of the end of 2021 and 2023. The ASUs are effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management has reviewed the requirements and believes the adoption of these ASUs will not have a material impact on the Global Funds’ financial statements.

In October 2020, the SEC adopted new regulations governing the use of derivatives by registered investment companies. Rule 18f-4 (the “Derivatives Rule”) imposes limits on the amount of derivatives contracts the Global Funds could enter, eliminate the asset segregation framework currently used by the Global Funds to comply with Section 18 of the 1940 Act, and require funds whose use of derivatives is more than a limited specified exposure to establish and maintain a derivatives risk management program and appoint a derivatives risk manager. The Derivatives Rule became effective February 19, 2021 and the Global Funds are required to comply on August 19, 2022. Management is currently evaluating the effect, if any, the Derivatives Rule will have on the Global Funds.

On December 3, 2020, the SEC adopted new Rule 2a-5 (the “Valuation Rule”) under the Investment Company Act of 1940, establishing an updated regulatory framework for fund valuation. The Valuation Rule, in part, provides a framework for good faith fair value determination and permits a Board to designate fair value determinations to a fund’s investment adviser. Further, the SEC is rescinding previously issued guidance on related issues. The Valuation Rule became effective on March 8, 2021, with a compliance date of September 8, 2022. Management is currently evaluating the Valuation Rule and its effect on the Global Funds.

L. Coronavirus (COVID-19) Pandemic:

The ongoing outbreak of the novel coronavirus, COVID-19, has resulted, at times, in market closures, market volatility, liquidity constraints and increased trading costs. Efforts to contain the spread of COVID-19 have resulted in global travel restrictions and disruptions of healthcare systems, business operations and supply chains, layoffs, reduced consumer demand, defaults and credit rating downgrades, and other significant economic impacts. The effects of COVID-19 have impacted global economic activity and may heighten pre-existing political, social and economic risks, domestically or globally. The full impact of the COVID-19 pandemic is unpredictable and may adversely affect a Global Fund’s performance.

M. Other:

As of October 31, 2021, the following number of shareholders held the following approximate percentages of the Global Funds’ outstanding shares. One or more of the shareholders may be omnibus accounts, which typically hold shares for the benefit of several other underlying investors.

	Number of Shareholders	Approximate Percentage of Outstanding Shares
Global Equity Portfolio-Class R2	6	98%
Global Equity Portfolio-Institutional Class	3	80%
Global Allocation 60/40 Portfolio-Class R2	4	100%
Global Allocation 60/40 Portfolio-Institutional Class	4	81%
Global Allocation 25/75 Portfolio-Class R2	2	100%
Global Allocation 25/75 Portfolio-Institutional Class	4	88%

36

The Global Funds are subject to claims and suits that arise from time to time in the ordinary course of business (for example, ongoing claw back litigation against former shareholders of portfolio companies that filed for bankruptcy, such as The Tribune Company and Nine West). Although management currently believes that resolving claims against the Global Funds, individually or in aggregate, will not have a material adverse impact on the Global Funds’ financial position, results of operations, or cash flows, these matters are subject to inherent uncertainties and management’s view of these matters may change in the future.

N. Subsequent Event Evaluations:

Management has evaluated the impact of all subsequent events on the Global Funds through the date on which the financial statements were issued and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

37

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Dimensional Investment Group Inc. and Shareholders of Global Equity Portfolio, Global Allocation 60/40 Portfolio and Global Allocation 25/75 Portfolio

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Global Equity Portfolio, Global Allocation 60/40 Portfolio and Global Allocation 25/75 Portfolio (three of the funds constituting Dimensional Investment Group Inc., hereafter collectively referred to as the “Funds”) as of October 31, 2021, the related statements of operations for the year ended October 31, 2021, the statements of changes in net assets for each of the two years in the period ended October 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2021, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2021, and each of the financial highlights for each of the five years in the period ended October 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2021 by correspondence with the custodian and transfer agent of the investee funds. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
December 22, 2021

We have served as the auditor of one or more investment companies in Dimensional Fund Advisors L.P. investment company group since 1981.

38

FUND MANAGEMENT

(Unaudited)

Trustees/Directors

Each Board of Trustees/Directors (each, the “Board” and collectively, the “Boards”) of The DFA Investment Trust Company (“DFAITC”), DFA Investment Dimensions Group Inc. (“DFAIDG”), Dimensional Investment Group Inc. (“DIG”), Dimensional ETF Trust (“ETF Trust”), and Dimensional Emerging Markets Value Fund (“DEM”) (each, the “Fund” and collectively, the “Funds”) is responsible for establishing the Funds’ policies and for overseeing the management of the Funds. The Trustees/ Directors of the Funds, including all of the disinterested Trustees/Directors, have adopted written procedures to monitor potential conflicts of interest that might develop between portfolios of the Funds (the “Feeder Portfolios”) that invest in certain series of DFAITC or DEM (the “Master Funds”).

Each Board has three standing committees, an Audit Committee, a Nominating Committee, and an Investment Strategy Committee (the “Strategy Committee”). The Audit Committee is composed of George M. Constantinides, Roger G. Ibbotson, Abbie J. Smith and Ingrid M. Werner. Each member of the Audit Committee is a disinterested Trustee/Director. The Audit Committee oversees the Fund’s accounting and financial reporting policies and practices, the Fund’s internal controls, the Fund’s financial statements and the independent audits thereof and performs other oversight functions as requested by the Board. The Audit Committee recommends the appointment of each Fund’s independent registered certified public accounting firm and acts as a liaison between the Fund’s independent registered certified public accounting firm and the full Board. There were two Audit Committee meetings held during the fiscal year ended October 31, 2021.

Each Board’s Nominating Committee is composed of George M. Constantinides, Roger G. Ibbotson, Myron S. Scholes, Abbie J. Smith, Douglas W. Diamond, Darrell Duffie and Ingrid M. Werner. Each member of the Nominating Committee is a disinterested Trustee/Director. The Nominating Committee for each Board makes recommendations for nominations of disinterested and interested members on the Board to the disinterested Board members and to the full Board. The Nominating Committee evaluates a candidate’s qualification for Board membership and the independence of such candidate from the Advisor and other principal service providers. There were four Nominating Committee meetings held during the fiscal year ended October 31, 2021.

Each Board’s Strategy Committee is composed of Gerard K. O’Reilly, Douglas W. Diamond, Myron S. Scholes and Darrell Duffie. The Strategy Committee assists the Board in carrying out its fiduciary duties with respect to the oversight of the Fund and its performance. At the request of the Board or the Advisor, the Strategy Committee (i) reviews the design of possible new series of the Fund, (ii) reviews performance of existing portfolios of the Funds and discusses and recommends possible enhancements to the portfolios’ investment strategies, (iii) reviews proposals by the Advisor to modify or enhance the investment strategies or policies of each portfolio, and (iv) considers issues relating to investment services for each portfolio of the Fund. There were three Strategy Committee meetings held during the fiscal year ended October 31, 2021.

Certain biographical information for each disinterested Trustee/Director and interested Trustee/Director of the Funds is set forth in the tables below, including a description of each Trustee/Director’s experience as a Trustee/ Director of the Funds and as a Director or Trustee of other funds, as well as other recent professional experience.

The statements of additional information (together, “SAI”) of the Funds include additional information about each Trustee/Director. You may obtain copies of the SAI and prospectus of each Fund advised by Dimensional Fund Advisors LP by calling collect (512) 306-7400 or by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, TX 78746. Prospectuses are also available at http://us.dimensional.com.

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Disinterested Directors/Trustees

Name, Address and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years	Portfolios within the DFA Fund Complex[2] Overseen	Other Directorships of Public Companies Held During Past 5 Years
George M. Constantinides University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637 1947	Director/ Trustee	DFAIDG – Since 1983; DIG & DEM – Since 1993; DFAITC – Since 1992; ETF Trust - Since 2020	Leo Melamed Professor of Finance, University of Chicago Booth School of Business (since 1978).	137 portfolios in 5 investment companies	None

Douglas W. Diamond c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One Austin, TX 78746 1953	Director/ Trustee	DFAIDG, DIG, DEM & DFAITC – Since 2017; ETF Trust - Since 2020	Merton H. Miller Distinguished Service Professor of Finance, University of Chicago Booth School of Business (since 1988). Formerly, Visiting Scholar, Federal Reserve Bank of Richmond (1990-2019). Formerly, Fischer Black Visiting Professor of Financial Economics, Alfred P. Sloan School of Management, Massachusetts Institute of Technology (2015-2016).	137 portfolios in 5 investment companies	None

Darrell Duffie c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One Austin, TX 78746 1954	Director/ Trustee	DFAIDG, DIG, DEM & DFAITC – Since 2019; ETF Trust - Since 2020	Dean Witter Distinguished Professor of Finance, Graduate School of Business, Stanford University (since 1984). Director, TNB Inc. (bank) (since 2020).	137 portfolios in 5 investment companies	Formerly, Director, Moody’s Corporation (financial information and information technology) (2008- 2018).

Roger G. Ibbotson Yale School of Management 165 Whitney Avenue New Haven, CT 06511 1943	Director/ Trustee	DFAIDG – Since 1981; DIG & DEM – Since 1993; DFAITC – Since 1992; ETF Trust - Since 2020	Professor in Practice Emeritus of Finance, Yale School of Management (since 1984). Chairman and Partner, Zebra Capital Management, LLC (hedge fund and asset manager) (since 2001). Formerly, Consultant to Morningstar, Inc. (2006-2016).	137 portfolios in 5 investment companies	None

Myron S. Scholes c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One Austin, TX 78746 1941	Director/ Trustee	DFAIDG – Since 1981; DIG & DEM – Since 1993; DFAITC – Since 1992; ETF Trust - Since 2020	Chief Investment Strategist, Janus Henderson Investors (since 2014). Frank E. Buck Professor of Finance, Emeritus, Graduate School of Business, Stanford University (since 1981).	137 portfolios in 5 investment companies	None

Abbie J. Smith University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637 1953	Director/ Trustee	DFAIDG, DIG, DEM & DFAITC – Since 2000; ETF Trust - Since 2020	Boris and Irene Stern Distinguished Service Professor of Accounting and James S. Ely, III Faculty Fellow, University of Chicago Booth School of Business (since 1980).	137 portfolios in 5 investment companies

Director, (since 2000) and formerly, Lead Director (2014- 2017), HNI Corporation (office furniture); Director, Ryder System Inc. (transportation, logistics and supply-chain management) (since 2003); and Trustee, UBS Funds (3 investment companies within the fund complex) (14 portfolios) (since 2009).

40

Name, Address and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years	Portfolios within the DFA Fund Complex[2] Overseen	Other Directorships of Public Companies Held During Past 5 Years
Ingrid M. Werner c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One Austin, TX 78746 1961	Director/ Trustee	DFAIDG, DIG, DEM & DFAITC – Since 2019; ETF Trust - Since 2020	Martin and Andrew Murrer Professor of Finance, Fisher College of Business, The Ohio State University (since 1998). Adjunct Member, the Prize Committee for the Swedish Riksbank Prize in Economic Sciences in Memory of Alfred Nobel (annual award for significant scientific research contribution) (since 2018). Director, American Finance Association (global association of academic researchers and practitioners in finance) (since January 2019). Member, Scientific Board, Leibniz Institute for Financial Research (institute supporting academic research in finance) (since 2020). Chair, Economic Advisory Committee, FINRA (since 2017). Chairman, Scientific Advisory Board, Swedish House of Finance (institute supporting academic research in finance) (since 2014). Member, Scientific Board, Danish Finance Institute (institute supporting academic research in finance) (since 2017). Member, Academic Board, Mistra Financial Systems (organization funding academic research on environment, governance and climate/sustainability in finance) (since 2016). Fellow, Center for Analytical Finance (academic research) (since 2015). Associate Editor, Journal of Finance (since 2016). Formerly, President, Western Finance Association (global association of academic researchers and practitioners in finance) (2018- 2019).	137 portfolios in 5 investment companies	Director, Fourth Swedish AP Fund (pension fund asset management) (since 2017).

Interested Director/Trustee

The following interested Director/Trustee is described as such because he is deemed to be an “interested person,” as that term is defined under the 1940 Act, due to his position with the Advisor.

Name, Address and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years	Portfolios within the DFA Fund Complex[2] Overseen	Other Directorships of Public Companies Held During Past 5 Years
David G. Booth 6300 Bee Cave Road, Building One Austin, TX 78746 1946	Chairman and Director/ Trustee	DFAIDG – Since 1981; DIG & DFAITC – Since 1992; DEM – Since 1993; ETF Trust - Since 2020	Chairman, Director/Trustee, and formerly, President and Co-Chief Executive Officer (each until March 2017) of Dimensional Emerging Markets Value Fund (“DEM”), DFA Investment Dimensions Group Inc. (“DFAIDG”), Dimensional Investment Group Inc. (“DIG”), The DFA Investment Trust Company (“DFAITC”). Executive Chairman, and formerly, President and Co-Chief Executive Officer (each until February 2017) of Dimensional Holdings Inc., Dimensional Fund Advisors LP, Dimensional Investment LLC and DFA Securities LLC (collectively with DEM, DFAIDG, DIG and DFAITC, the “DFA Entities”). Chairman and Trustee of the ETF	137 portfolios in 5 investment companies	None
Trust (since June 2020). Formerly, Chairman and Director (2009-2018) and Co-Chief Executive Officer (2010 – June 2017) of Dimensional Fund Advisors Canada ULC. Trustee, University of Chicago (since 2002). Trustee, University of Kansas Endowment Association (since 2005). Member of the Hoover Institution Board (since September 2019). Formerly, Director of Dimensional Fund Advisors Ltd. (2002 – July 2017), DFA Australia Limited (1994 – July 2017), Dimensional Advisors Ltd. (2012 – July 2017), Dimensional Funds plc (2006 – July 2017) and Dimensional Funds II plc (2006 – July 2017). Formerly, Director and President of Dimensional Japan Ltd. (2012 – April 2017). Formerly, President, Dimensional SmartNest (US) LLC (2009-2014); and Limited Partner, VSC Investors, LLC (2007-2015). Formerly, Chairman, Director, President and Co- Chief Executive Officer of Dimensional Cayman Commodity Fund I Ltd. (2010-September 2017).

[1]	Each Director/Trustee holds office for an indefinite term until his or her successor is elected and qualified.
[2]

Each Director/Trustee is a director or trustee of each of the five registered investment companies within the DFA Fund Complex, which include: DFAIDG, DIG; DFAITC; DEM; and ETF Trust. Each disinterested Director/Trustee also serves on the Independent Review Committee of the Dimensional Funds, mutual funds registered in the provinces of Canada and managed by the Advisor’s affiliate, Dimensional Fund Advisors Canada ULC.

41

Officers

Below is the name, year of birth, information regarding positions with the Funds and the principal occupation for each officer of the Funds. The address of each officer is 6300 Bee Cave Road, Building One, Austin, TX 78746. Each of the officers listed below holds the same office (except as otherwise noted) in the DFA Entities.

Term of
Office[1]
and
Name and Year of		Length of
Birth	Position	Service	Principal Occupation During Past 5 Years
Valerie A. Brown 1967	Vice President and Assistant Secretary	Since 2001

Vice President and Assistant Secretary of

•   all the DFA Entities (since 2001)

•   DFA Australia Limited (since 2002)

•   Dimensional Fund Advisors Ltd. (since 2002)

•   Dimensional Cayman Commodity Fund I Ltd. (since 2010)

•   Dimensional Fund Advisors Pte. Ltd. (since 2012)

•   Dimensional Hong Kong Limited (since 2012)

•   ETF Trust (since 2020)

Director, Vice President and Assistant Secretary (since 2003) of

•   Dimensional Fund Advisors Canada ULC

Ryan P. Buechner 1982	Vice President and Assistant Secretary	Since September 2019

Vice President and Assistant Secretary of

•   DFAIDG, DIG, DFAITC and DEM (since 2019)

•   ETF Trust (since 2020)

Vice President (since January 2018) of

•   Dimensional Holdings Inc.

•   Dimensional Fund Advisors LP

•   Dimensional Investment LLC

•   DFA Securities LLC

David P. Butler 1964	Co-Chief Executive Officer	Since 2017

Co-Chief Executive Officer of

•   all the DFA Entities (since 2017)

•   ETF Trust (since 2020)

Director (since 2017) of

•   Dimensional Holdings Inc.

•   Dimensional Fund Advisors Canada ULC

•   Dimensional Japan Ltd.

•   Dimensional Advisors Ltd.

•   Dimensional Fund Advisors Ltd.

•   DFA Australia Limited

Director and Co-Chief Executive Officer (since 2017) of

•   Dimensional Cayman Commodity Fund I Ltd.

Head of Global Financial Advisor Services (since 2007) for

•   Dimensional Fund Advisors LP

Formerly, Vice President (2007 – 2017) of

•   all the DFA Entities

Stephen A. Clark 1972	Executive Vice President	Since 2017

Executive Vice President of

•   all the DFA Entities (since 2017)

•   ETF Trust (since 2020)

Director and Vice President (since 2016) of

•   Dimensional Japan Ltd.

President and Director (since 2016) of

•   Dimensional Fund Advisors Canada ULC

Vice President (since 2008) and Director (since 2016) of

•   DFA Australia Limited

Director (since 2016) of

•   Dimensional Advisors Ltd.

•   Dimensional Fund Advisors Pte. Ltd.

•   Dimensional Hong Kong Limited

42

Term of
Office[1]
and
Name and Year of		Length of
Birth	Position	Service	Principal Occupation During Past 5 Years

Vice President (since 2019) of

•   Dimensional Fund Advisors Pte. Ltd.

Formerly, Vice President (2004 – 2017) of

•   all the DFA Entities

Formerly, Vice President (2010 – 2016) of

•   Dimensional Fund Advisors Canada ULC

Formerly, Vice President (2016-2019) of

•   Dimensional Fund Advisors Pte. Ltd.

Formerly, Interim Chief Executive Officer (2019) of

•   Dimensional Fund Advisors Pte. Ltd.

Formerly, Head of Institutional, North America (2012 – 2013) and Head of Global Institutional Services (2014-2018) for

•   Dimensional Fund Advisors LP

Lisa M. Dallmer 1972	Chief Operating Officer	Since June 2021

Chief Operating Officer (since June 2021) of

•   the DFA Fund Complex

•   ETF Trust

Executive Vice President (since January 2020)

•   Dimensional Holdings Inc.

•   Dimensional Fund Advisors LP

•   Dimensional Investment LLC

•   DFA Securities LLC

Chief Operating Officer (since December 2019)

•   Dimensional Holdings Inc.

•   Dimensional Fund Advisors LP

•   Dimensional Investment LLC

•   DFA Securities LLC

Formerly, Vice President, Chief Financial Officer, and Treasurer (June 2020- June 2021) of

•   the DFA Fund Complex

•   ETF Trust

Formerly, Senior Vice President, Business Operations (March 2019 – October 2019) at

•   Delphix Inc.

Formerly, Chief Operating Officer Global Technology & Operations, Managing Director (2014 – 2018) of

•   BlackRock Inc.

Bernard J. Grzelak 1971	Vice President	Since June 2021

Vice President (since June 2021) of

•   the DFA Fund Complex

•   ETF Trust

Vice President, Chief Financial Officer and Treasurer (since September 2020) of

•   DFA Australia Limited

•   Dimensional Fund Advisors Canada ULC

•   DFA Securities LLC

•   Dimensional Advisors Ltd.

•   Dimensional Fund Advisors LP

•   Dimensional Fund Advisors Ltd.

•   Dimensional Fund Advisors Pte. Ltd.

•   Dimensional Holdings Inc.

•   Dimensional Hong Kong Limited

•   Dimensional Investment LLC

43

Term of
Office[1]
and
Name and Year of		Length of
Birth	Position	Service	Principal Occupation During Past 5 Years

Vice President (since March 2021) of

•   Dimensional Ireland Limited

Formerly, Partner (2008 – 2020), Chief Operating Officer, Global Funds and Risk (2018 – 2020), Chief Operations Officer (2016 – 2018), and Director of Fund Administration (2003 – 2016) of Lord Abbett & Co. LLC Formerly, Chief Financial Officer (2017 - 2020), and Treaurer (2003 – 2017) of Lord Abbett Family of Funds

Eric Hall 1978	Vice President and Assistant Treasurer	Since June 2021

Vice President and Assistant Treasurer (since June 2021) of

•   the DFA Fund Complex

•   ETF Trust

Formerly, Data Integrity Team Lead (December 2019 – April 2021) of

•   Clearwater Analytics

Formerly, Assistant Vice President and Assistant Treasurer (March 2015 – November 2019) at

•   INVESCO, U.S. (formerly, OppenheimerFunds, Inc.)

Jeff J. Jeon 1973	Vice President	Since 2004

Vice President (since 2004) and Assistant Secretary (2017-2019) of

•   all the DFA Entities

Vice President (since 2020) of

•   ETF Trust

Vice President and Assistant Secretary (since 2010) of

•   Dimensional Cayman Commodity Fund I Ltd.

Joy Lopez 1971	Vice President and Assistant Treasurer	Vice President since 2015 and Assistant Treasurer since 2017

Vice President (since 2015) of

•   all the DFA Entities

Assistant Treasurer (since 2017) of

•   the DFA Fund Complex

Vice President and Assistant Treasurer (since 2020) of

•   ETF Trust

Formerly, Senior Tax Manager (2013 – 2015) for

•   Dimensional Fund Advisors LP

Kenneth M. Manell 1972	Vice President	Since 2010	Vice President of • all the DFA Entities (since 2010) • Dimensional Cayman Commodity Fund I Ltd. (since 2010) • ETF Trust (since 2020)

Jan Miller 1963	Vice President, Chief Financial Officer, and Treasurer	Since June 2021

Vice President, Chief Financial Officer, and Treasurer (since June 2021) of

•   the DFA Fund Complex

•   ETF Trust

Formerly, Director (May 2019 – January 2021) at

•   INVESCO, U.S. (formerly, OppenheimerFunds, Inc.)

Formerly, Vice President and Assistant Treasurer (September 2012 – May 2019) at

•   OppenheimerFunds, Inc.

Catherine L. Newell 1964	President and General Counsel	President since 2017 and General Counsel sincec 2001

President of

•   the DFA Fund Complex (since 2017)

•   ETF Trust (since 2020)

General Counsel (since 2001) of

•   all the DFA Entities

Executive Vice President (since 2017) and Secretary (since 2000) of

•   Dimensional Fund Advisors LP

•   Dimensional Holdings Inc.

•   DFA Securities LLC

•   Dimensional Investment LLC

44

Term of
Office[1]
and
Name and Year of		Length of
Birth	Position	Service	Principal Occupation During Past 5 Years

Director (since 2002), Vice President (since 1997) and Secretary (since 2002) of

•   DFA Australia Limited

•   Dimensional Fund Advisors Ltd.

Vice President and Secretary of

•   Dimensional Fund Advisors Canada ULC (since 2003)

•   Dimensional Cayman Commodity Fund I Ltd. (since 2010)

•   Dimensional Japan Ltd. (since 2012)

•   Dimensional Advisors Ltd (since 2012)

•   Dimensional Fund Advisors Pte. Ltd. (since 2012)

Director of

•   Dimensional Funds plc (since 2002)

•   Dimensional Funds II plc (since 2006)

•   Director of Dimensional Japan Ltd. (since 2012)

•   Dimensional Advisors Ltd. (since 2012)

•   Dimensional Fund Advisors Pte. Ltd. (since 2012)

•   Dimensional Hong Kong Limited (since 2012)

•   Dimensional Ireland Limited (since 2019)

Formerly, Vice President and Secretary (2010 – 2014) of

•   Dimensional SmartNest (US) LLC

Formerly, Vice President (1997 – 2017) and Secretary (2000 – 2017) of

•   the DFA Fund Complex

Formerly, Vice President of

•   Dimensional Fund Advisors LP (1997 – 2017)

•   Dimensional Holdings Inc. (2006 – 2017)

•   DFA Securities LLC (1997 – 2017)

•   Dimensional Investment LLC (2009 – 2017)

Selwyn J. Notelovitz 1961	Vice President	Since September 2021

Vice President (since September 2021) of

•   the DFA Fund Complex

•   ETF Trust

Vice President (since December 2012) and Chief Compliance Officer (since July 2020) of:

•   DFA Securities LLC

•   Dimensional Fund Advisors LP

•   Dimensional Holdings Inc.

•   Dimensional Investment LLC

Chief Compliance Officer (since July 2020) of:

•   DFA Australia Limited

•   Dimensional Fund Advisors Ltd.

•   Dimensional Fund Advisors Canada ULC

Formerly, Deputy Chief Compliance Officer (2013-2020) of:

•   DFA Fund Complex

•   DFA Securities LLC

•   Dimensional Fund Advisors LP

•   Dimensional Holdings Inc.

•   Dimensional Investment LLC

Formerly, Vice President (2013-2020) of:

•   DFA Fund Complex

Formerly, Director (2019-2021) of:

•   Dimensional Ireland Limited

45

Term of
Office[1]
and
Name and Year of		Length of
Birth	Position	Service	Principal Occupation During Past 5 Years
Carolyn L. O 1974	Vice President and Secretary	Vice President since 2010 and Secretary since 2017

Vice President (since 2010) and Secretary (since 2017) of

•   the DFA Fund Complex

Vice President and Secretary (since 2020) of

•   ETF Trust

Vice President (since 2010) and Assistant Secretary (since 2016) of

•   Dimensional Fund Advisors LP

•   Dimensional Holdings Inc.

•   Dimensional Investment LLC

Vice President of

•   DFA Securities LLC (since 2010)

•   Dimensional Cayman Commodity Fund I Ltd. (since 2010)

•   Dimensional Fund Advisors Canada ULC (since 2016)

Randy C. Olson 1980	Chief Compliance Officer	Since August 2020

Chief Compliance Officer (since 2020)

•   all the DFA Funds

•   ETF Trust

Vice President (since 2016) of

•   DFA Securities LLC

•   Dimensional Fund Advisors LP

•   Dimensional Holdings Inc.

•   Dimensional Investment LLC

Formerly, Vice President – Senior Compliance Officer

•   Dimensional Investment Advisors LP (January 2020 – August 2020 and July 2014 – March 2017)

Formerly, Vice President – Head of Compliance & Operations Asia Ex-Japan

•   Dimensional Investment Advisors LP (April 2017 – January 2020)

Gerard K. O’Reilly 1976	Co-Chief Executive Officer and Chief Investment Officer	Co-Chief Executive Officer and Chief Investment Officer since 2017

Co-Chief Executive Officer and Chief Investment Officer of

•   all the DFA Entities (since 2017)

•   Dimensional Fund Advisors Canada ULC (since 2017)

•   ETF Trust (since 2020)

Director, Chief Investment Officer and Vice President (since 2017) of

•   DFA Australia Limited

Chief Investment Officer (since 2017) and Vice President (since 2016) of

•   Dimensional Japan Ltd.

Director, Co-Chief Executive Officer and Chief Investment Officer (since 2017) of

•   Dimensional Cayman Commodity Fund I Ltd.

Director of

•   Dimensional Funds plc (since 2014)

•   Dimensional Funds II plc (since 2014)

•   Dimensional Holdings Inc. (since 2017)

•   Dimensional Ireland Limited (since 2019)

Formerly, Co-Chief Investment Officer of

•   Dimensional Japan Ltd. (2016 – 2017)

•   DFA Australia Limited (2014 – 2017)

Formerly, Executive Vice President (2017) and Co-Chief Investment Officer (2014 – 2017) of

•   all the DFA Entities

Formerly, Vice President (2007 – 2017) of

•   all the DFA Entities

Formerly, Vice President and Co-Chief Investment Officer (2014 – 2017) of

•   Dimensional Fund Advisors Canada ULC

Formerly, Director (2017-2018) of

•   Dimensional Fund Advisors Pte. Ltd.

46

Term of
Office[1]
and
Name and Year of		Length of
Birth	Position	Service	Principal Occupation During Past 5 Years
James J. Taylor 1983	Vice President and Assistant Treasurer	Since March 2020

Vice President and Assistant Treasurer (since 2020) of

•   the DFA Fund Complex

•   ETF Trust

Vice President (since 2016)

•   Dimensional Holdings Inc.

•   Dimensional Fund Advisors LP

•   Dimensional Investment LLC

•   DFA Securities LLC

Formerly, Accounting Manager (2015 – 2016)

•   Dimensional Fund Advisors LP

[1]	Each officer holds office for an indefinite term at the pleasure of the Board of Directors/Trustees and until his or her successor is elected and qualified.

47

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Fund uses in voting proxies relating to securities held in the portfolio is available (1) without charge, upon request, by calling collect: (512) 306-7400; (2) from the Advisor’s website at http://us.dimensional.com; and (3) on the SEC’s website at http://www.sec.gov. Information regarding how the Advisor votes these proxies is available from the EDGAR database on the SEC’s website at http://www.sec.gov and from the Advisor’s website at http://us.dimensional.com and reflects the twelve-month period beginning July 1st and ending June 30th.

48

TAX NOTICE TO SHAREHOLDERS

(Unaudited)

The following information is solely for informational purposes. Each Portfolio is designating the U.S. federal income tax character of the following items with respect to distributions paid or expected to be paid to shareholders related to the fiscal year ended October 31, 2021. All designations are based on financial information available as of the date of this annual report and, accordingly are subject to change. For each classification below and including “Section 163(j) interest dividends” as defined in Treasury Regulation §1.163(j)-1(b)(35) and “Section 199A dividends” as defined in Treasury Regulation §1.199A -3(d), it is the intent of the Portfolio to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For U.S. federal income tax purposes, shareholders generally must report distributions received from a Portfolio on a calendar-year basis, which therefore may include distributions with respect to portions of two fiscal years of the Portfolio. Annual statements needed by shareholders concerning the tax status of distributions received for the calendar year 2021 (e.g., IRS Form 1099-DIV) will be provided in early 2022. Shareholders should refer to these statements in preparing their calendar year 2021 tax returns. Please consult your tax advisor for the proper treatment of this information. Unless otherwise noted, the amounts in the table are expressed as a percentage of the distributions paid with respect to the fiscal year ended October 31, 2021.

							Qualified
							Dividends
							(for						Qualified
	Net						Corporate					Qualified	Short-
	Investment	Short-Term	Long-Term				Dividends	Qualified	U.S.	Foreign	Foreign	Net	Term
Dimensional	Income	Capital Gain	Capital Gain	Return of	Tax-Exempt	Total	Received	Dividend	Government	Tax	Source	Interest	Capital
Investment Group Inc.	Distributions	Distributions	Distributions	Capital	Interest	Distributions	Deduction) (1)	Income (2)	Interest (3)	Credit (4)	Income (5)	Income (6)	Gain (7)
Global Equity Portfolio	64%	—	36%	—	—	100%	—	100%	—	3%	38%	—	—
Global Allocation 60/40 Portfolio	36%	—	64%	—	—	100%	—	100%	—	3%	30%	13%	—
Global Allocation 25/75 Portfolio	48%	1%	51%	—	—	100%	—	64%	—	1%	13%	61%	100%

(1)

Qualified Dividends represents the amount that qualifies for the corporate dividends-received deduction under Section 243 of the Internal Revenue Code and is reflected as a percentage of estimated ordinary income distributions (the total of short-term capital gain and net investment income distributions) for the calendar year 2021.

(2)

Qualified Dividend Income represents the amount that qualifies for the reduced capital gain tax rate under Section 1(h)(11) of the Internal Revenue Code and is reflected as a percentage of estimated ordinary income distributions (the total of short-term capital gain and net investment income distributions) for the calendar year 2021.

(3)

U.S. Government Interest represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total estimated ordinary income distributions (the total of short-term capital gain and net investment income distributions) for the calendar year 2021. Generally, interest from direct U.S. Government obligations is exempt from state income tax. Please consult your tax advisor for the availability of a state tax exemption based on your individual circumstances.

(4)

Foreign Tax Credit represents the amount of dividends that qualify for the foreign tax credit pass through under Section 853 of the Internal Revenue Code and is reflected as a percentage of “investment company taxable income” (as defined in Section 852(b)(2) of the Internal Revenue Code).

(5)

Foreign Source Income represents the amount of dividends derived from foreign sources and is reflected as a percentage of “investment company taxable income” (as defined in Section 852(b)(2) of the Internal Revenue Code).

(6)

Qualified Net Interest Income represents the amount of interest income available as interest-related dividends generally exempt from withholding taxes for non-U.S. shareholders under Section 871(k)(1) of the Internal Revenue Code. The information is reflected as a percentage estimated ordinary income distributions (the total of short-term capital gain and net investment income distributions) for the calendar year 2021.

(7)

Qualified Short-Term Capital Gain represents the amount available as short-term capital gain dividends generally exempt from withholding taxes for non-U.S. shareholders under Section 871(k)(2) of the Internal Revenue Code. The information is reflected as a percentage of estimated ordinary income distributions (the total of short-term capital gain and net investment income distributions) for the calendar year 2021.

49

DFA103121-025A
00267821

ITEM 2.	CODE OF ETHICS.

The Registrant has adopted, as of the end of the period covered by this Form N-CSR (the “Report”), a code of ethics that applies to the Registrant’s Co-Principal Executive Officers and Principal Financial Officer (the “Code of Business Ethics”). The Registrant has not made any substantive amendments to the Code of Business Ethics during the period covered by this Report. The Registrant also has not granted any waiver from any provisions of the Code of Business Ethics during the period covered by this Report. A copy of the Code of Business Ethics is filed as an exhibit to this Report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Registrant’s Board of Directors has determined that Abbie J. Smith possesses the technical attributes to qualify as an “audit committee financial expert” serving on the Registrant’s Audit Committee and has designated Ms. Smith as the “audit committee financial expert.” Ms. Smith earned a Ph.D. in Accounting, and has taught Accounting at the graduate level since 1980. Ms. Smith’s education and career have provided her with an understanding of generally accepted accounting principles and financial statements; the ability to assess the general application of such principles in connection with the accounting for estimates, accruals and reserves; and experience preparing, analyzing and evaluating financial statements that present a breadth and level of complexity of issues that can reasonably be expected to be raised by the Registrant’s financial statements. In addition, Ms. Smith has served on the boards of directors and audit committees of entities other than the Registrant. Ms. Smith is independent under the standards set forth in Item 3 of Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees

Fiscal Year Ended October 31, 2021: $199,421

Fiscal Year Ended October 31, 2020: $233,797

(b)	Audit-Related Fees

Fees for Registrant	Fiscal Year Ended October 31, 2021: $16,181

Fiscal Year Ended October 31, 2020: $19,007

For fiscal years ended October 31, 2021 and October 31, 2020, Audit-Related Fees included fees for services related to limited procedures performed in connection with the production of the Registrant’s semi-annual financial statements.

Audit-Related Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X

Fiscal Year Ended October 31, 2021: $220,000

Fiscal Year Ended October 31, 2020: $215,000

For the fiscal years ended October 31, 2021 and October 31, 2020, Audit-Related Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X included fees for services rendered in connection with the issuance of a Type II SSAE 16 over controls at the Registrant’s investment adviser.

(c)	Tax Fees

Fees for Registrant	Fiscal Year Ended October 31, 2021: $0

Fiscal Year Ended October 31, 2020: $0

There were no Tax Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(d)	All Other Fees

Fees for Registrant	Fiscal Year Ended October 31, 2021: $0

Fiscal Year Ended October 31, 2020: $0

There were no “All Other Fees” required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(e)(1)	Audit Committee’s Pre-Approval Policies and Procedures

Pre-Approval Policies and Procedures

as adopted by the

Audit Committees

of

DFA Investment Dimensions Group Inc.

Dimensional Emerging Markets Value Fund

Dimensional Investment Group Inc.

The DFA Investment Trust Company

(together, the “Funds”)

The Sarbanes-Oxley Act of 2002 (the “Act”) and the rules (the “Rules”) adopted by the U.S. Securities and Exchange Commission (the “SEC”) require that the Funds’ Audit Committees (together, the “Committee”) pre-approve all audit services and non-audit services provided to the Funds by their independent registered public accounting firm (the “Auditor”). The Act and the Rules also require that the Committee pre-approve all non-audit services provided by the Auditor to Dimensional Fund Advisors LP (“Dimensional”), the Funds’ investment advisor, and to affiliates of Dimensional that provide ongoing services to the Funds (with Dimensional, together the “Service Affiliates”) if the services directly impact the Funds’ operations and financial reporting.

The following policies and procedures govern the ways in which the Committee will pre-approve audit and various types of non-audit services that the Auditor provides to the Funds and to Service Affiliates. These policies and procedures do not apply in the case of audit services that the Auditor provides to Service Affiliates, nor do they apply to services that an audit firm other than the Auditor provides to such entities.

These policies and procedures comply with the requirements for pre-approval, but also provide mechanisms by which management of the Funds may request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations. Pre-approval of non-audit services may be achieved through a combination of the procedures described in Sections C and D below.

A.	General

1.	The Committee must pre-approve all audit services and non-audit services that the Auditor provides to the Funds.

2.

The Committee must pre-approve any engagement of the Auditor to provide non-audit services to any Service Affiliate during the period of the Auditor’s engagement to provide audit services to the Funds, if the non-audit services to the Service Affiliate directly impact the Funds’ operations and financial reporting.

B.	Pre-Approval of Audit Services to the Funds

1.

The Committee shall approve the engagement of an independent registered public accounting firm to certify the Funds’ financial statements for each fiscal year (the “Engagement”). The approval of the Engagement shall not be delegated to a Designated Member (as that term is defined in Section D below). In approving the Engagement, the Committee shall obtain, review and consider sufficient information concerning the proposed Auditor to enable the Committee to make a reasonable evaluation of the Auditor’s qualifications and independence. The Committee also shall consider the Auditor’s proposed fees for the Engagement, in light of the scope and nature of the audit services that the Funds will receive.

2.

The Committee shall report to the Boards of Directors/Trustees of the Funds (together, the “Board”) regarding its approval of the Engagement and of the proposed fees for the Engagement, and the basis for such approval.

3.

Unless otherwise in accordance with applicable law, the Engagement, in any event, shall require that the Auditor be selected by the vote, cast in person, of a majority of the members of the Board who are not “interested persons” of the Funds (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940) (the “Independent Directors”).

C.	Pre-Approval of Non-Audit Services to the Funds and to Service Affiliates—by Types of Services

1.	The Committee may pre-approve types of non-audit services (including tax services) to the Funds and their Service Affiliates pursuant to this Section C.

2.

Annually, at such time as the Committee considers the Engagement of the Auditor, management of the Funds, in consultation with the Auditor, shall provide to the Committee, for its consideration and action, the following: (a) a list of those types of non-audit services, if any, that the Funds may request from the Auditor during the fiscal year; and (b) a list of those types of non-audit services directly impacting the Funds’ operations and financial reporting that Service Affiliates may request from the Auditor during the fiscal year.

3.

The lists submitted to the Committee shall describe the types of non-audit services in reasonable detail (which may include a range of tax services) and shall include an estimated budget (or budgeted range) of fees, where possible, and such other information as the Committee may request. If management and the Auditor desire the Committee to preapprove the furnishing of a range of tax services, the Auditor shall provide an estimated range of fees for such tax services for the consideration and approval by the Committee.

4.

The Committee’s pre-approval of the types of non-audit services submitted pursuant to this Section C shall constitute authorization for management of the Funds to utilize the Auditor for the types of non-audit services so pre-approved, if needed or desired during the fiscal year.

5.

A list of the types of non-audit services pre-approved by the Committee pursuant to this Section C will be distributed to management of the Service Affiliates and the appropriate partners of the Auditor. Periodically, the Auditor will discuss with the Committee those non-audit services that have been or are being provided pursuant to this Section C.

D.	Pre-Approval of Non-Audit Services to the Funds and to Service Affiliates—Project-by-Project Basis

1.	The Committee also may pre-approve non-audit services on a project-by-project basis pursuant to this Section D.

2.

Management of the Funds, in consultation with the Auditor, may submit either to the Committee or to the Designated Member, as provided in this Section D, for their consideration and action, a pre-approval request identifying one or more non-audit service projects. The request so submitted shall describe the project(s) in reasonable detail and shall include an estimated budget (or budgeted range) of fees and such other information as the Committee or the Designated Member, as appropriate, shall request.

3.

The Committee, from time to time, shall designate one or more of its members who are Independent Directors (each a “Designated Member”) to consider, on the Committee’s behalf, any non-audit services, whether to the Funds or to any Service Affiliate, that have not been pre-approved by the Committee. The Designated Member also shall review, on the Committee’s behalf, any proposed material change in the nature or extent of any non-audit services previously approved. The Funds’ management, in consultation with the Auditor, shall explain why such non-audit services or material change in non-audit services are necessary and appropriate and the anticipated costs thereof.

4.	The Designated Member will review the requested non-audit services or proposed material change in such services and will either:

(a)	pre-approve, pre-approve subject to conditions, or disapprove any such requested services, or any proposed material change in services, whether to the Funds or to a Service Affiliate; or

(b)	refer such matter to the full Committee for its consideration and action.

In considering any requested non-audit services or proposed material change in such services, the Designated Member’s authority shall be limited to approving non-audit services or proposed material changes that do not exceed $10,000 in value.

5.

The Designated Member’s pre-approval (or pre-approval subject to conditions) of the requested non-audit services or proposed material change in services pursuant to this Section D shall constitute authorization for the management of the Funds or the Service Affiliate, as the case may be, to utilize the Auditor for the non-audit services so pre-approved. Any action by the Designated Member in approving a requested non-audit service shall be presented for ratification by the Committee not later than at its next scheduled meeting. If the Designated Member does not approve the Auditor providing the requested non-audit service, the matter may be presented to the full Committee for its consideration and action.

E.	Amendment; Annual Review

1.	The Committee may amend these procedures from time to time.

2.	These procedures shall be reviewed annually by the Committee.

F.	Recordkeeping

1.	The Funds shall maintain a written record of all decisions made by the Committee or by a Designated Member pursuant to these procedures, together with appropriate supporting materials.

2.

In connection with the approval of any non-audit service pursuant to the de minimis exception provided in the Rules, a record shall be made indicating that each of the conditions for this exception, as set forth in the Rules, has been satisfied.

3.

A copy of these Procedures (and of any amendments to these Procedures) shall be maintained and preserved permanently in an easily accessible place. The written records referred to in paragraphs 1 and 2 of this Section F shall be maintained and preserved for six years from the end of the fiscal year in which the actions recorded were taken, for at least the first two years in an easily accessible location.

(e)(2)	The fees disclosed in Items 4(b), 4(c) or 4(d) were approved by the Registrant’s Audit Committee but not pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the Registrant’s financial statements for the fiscal year ended October 31, 2021 that were attributed to work performed by persons other than the principal accountant’s full time, permanent employees was not greater than 50%.

(g)	Aggregate Non-Audit Fees

Fiscal	Year Ended October 31, 2021: $1,315,307

Fiscal	Year Ended October 31, 2020: $1,313,133

(h)

The Registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

This item is not applicable to the Registrant because it is not a listed issuer.

ITEM 6.	INVESTMENTS.

(a) Please see the schedules of investments contained in the reports to stockholders included under Item 1 of this Report except as discussed below. Provided below is a complete schedule of investments for each series of the Registrant or the master fund in which the series of the Registrant invests that provided a summary schedule of portfolio holdings in a report to stockholders included under Item 1 in lieu of a complete schedule of investments. The schedules of investments for the following series are provided below:

Name of Entity for which Schedule of Investments is Provided	Relationship to Series of the Registrant

U.S. Large Company Portfolio	Series of Registrant

The U.S. Large Cap Value Series	Master fund for U.S. Large Cap Value Portfolio III

The DFA International Value Series	Master fund for DFA International Value Portfolio and DFA International Value Portfolio III

The Emerging Markets Series	Master fund for Emerging Markets Portfolio II

Tax-Managed U.S. Marketwide Value Portfolio II	Series of Registrant

U.S. LARGE COMPANY PORTFOLIO

SCHEDULE OF INVESTMENTS

October 31, 2021

		Shares	Value†
COMMON STOCKS — (99.8%)
COMMUNICATION SERVICES — (10.8%)
	Activision Blizzard, Inc.	244,231	$19,096,422
*	Alphabet, Inc., Class A	94,635	280,206,664
*	Alphabet, Inc., Class C	88,558	262,610,779
	AT&T, Inc.	2,244,203	56,688,568
*	Charter Communications, Inc., Class A	39,860	26,901,115
	Comcast Corp., Class A	1,439,651	74,041,251
# *	Discovery, Inc., Class A	54,609	1,280,035
*	Discovery, Inc., Class C	97,155	2,191,817
*	DISH Network Corp., Class A	77,459	3,181,241
	Electronic Arts, Inc.	89,774	12,590,804
*	Facebook, Inc., Class A	749,266	242,440,000
	Fox Corp., Class A	101,214	4,022,244
	Fox Corp., Class B	47,050	1,738,968
	Interpublic Group of Cos., Inc.	124,076	4,537,459
*	Live Nation Entertainment, Inc.	41,688	4,216,741
	Lumen Technologies, Inc.	311,746	3,697,308
*	Match Group, Inc.	86,947	13,109,869
*	Netflix, Inc.	139,114	96,031,785
	News Corp., Class A	121,497	2,782,281
	News Corp., Class B	36,351	820,079
	Omnicom Group, Inc.	66,772	4,545,838
*	Take-Two Interactive Software, Inc.	36,578	6,620,618
*	T-Mobile U.S., Inc.	184,216	21,190,366
*	Twitter, Inc.	251,341	13,456,797
	Verizon Communications, Inc.	1,301,297	68,955,728
	ViacomCBS, Inc., Class B	191,085	6,921,099
*	Walt Disney Co.	571,149	96,564,161

TOTAL COMMUNICATION SERVICES			1,330,440,037

CONSUMER DISCRETIONARY — (12.8%)
	Advance Auto Parts, Inc.	20,585	4,642,329
*	Amazon.com, Inc.	136,896	461,672,177
*	Aptiv PLC	84,954	14,687,697
*	AutoZone, Inc.	6,747	12,042,315
	Bath & Body Works, Inc.	83,302	5,755,335
	Best Buy Co., Inc.	71,178	8,700,799
*	Booking Holdings, Inc.	12,906	31,242,587
	BorgWarner, Inc.	74,419	3,354,064
*	Caesars Entertainment, Inc.	66,647	7,295,181
*	CarMax, Inc.	50,938	6,974,431
# *	Carnival Corp.	251,830	5,580,553
*	Chipotle Mexican Grill, Inc.	8,825	15,699,940
	Darden Restaurants, Inc.	40,621	5,855,111
	Dollar General Corp.	74,464	16,495,265
*	Dollar Tree, Inc.	72,702	7,834,367
	Domino’s Pizza, Inc.	11,661	5,701,879
	DR Horton, Inc.	102,788	9,175,885
	eBay, Inc.	203,851	15,639,449
*	Etsy, Inc.	39,887	9,999,272
*	Expedia Group, Inc.	45,972	7,558,257
*	Ford Motor Co.	1,231,270	21,030,092
	Gap, Inc.	67,010	1,520,457
	Garmin Ltd.	47,557	6,829,185
*	General Motors Co.	455,705	24,804,023
	Genuine Parts Co.	44,883	5,884,610

U.S. LARGE COMPANY PORTFOLIO

CONTINUED

		Shares	Value†
CONSUMER DISCRETIONARY — (Continued)
	Hanesbrands, Inc.	112,288	$1,913,388
	Hasbro, Inc.	40,186	3,848,211
*	Hilton Worldwide Holdings, Inc.	87,510	12,597,064
	Home Depot, Inc.	334,197	124,234,393
*	Las Vegas Sands Corp.	108,779	4,221,713
	Leggett & Platt, Inc.	42,092	1,972,010
	Lennar Corp., Class A	86,805	8,674,424
*	LKQ Corp.	85,545	4,711,819
	Lowe’s Cos., Inc.	222,186	51,951,530
*	Marriott International, Inc., Class A	85,877	13,742,038
	McDonald’s Corp.	234,729	57,637,706
	MGM Resorts International	126,021	5,943,150
*	Mohawk Industries, Inc.	17,691	3,135,022
	Newell Brands, Inc.	121,048	2,770,789
	NIKE, Inc., Class B	401,721	67,203,906
*	Norwegian Cruise Line Holdings Ltd.	115,933	2,981,797
*	NVR, Inc.	1,057	5,173,804
*	O’Reilly Automotive, Inc.	21,653	13,475,095
# *	Penn National Gaming, Inc.	52,328	3,746,685
	Pool Corp.	12,650	6,516,774
	PulteGroup, Inc.	81,001	3,894,528
*	PVH Corp.	22,839	2,496,988
	Ralph Lauren Corp.	15,527	1,974,569
	Ross Stores, Inc.	111,885	12,665,382
*	Royal Caribbean Cruises Ltd.	70,951	5,990,393
	Starbucks Corp.	370,292	39,276,872
	Tapestry, Inc.	88,102	3,434,216
	Target Corp.	155,680	40,417,642
*	Tesla, Inc.	255,044	284,119,016
	TJX Cos., Inc.	379,674	24,864,850
	Tractor Supply Co.	36,132	7,846,786
*	Ulta Beauty, Inc.	17,096	6,280,387
*	Under Armour, Inc., Class A	58,938	1,294,278
*	Under Armour, Inc., Class C	64,300	1,213,984
	VF Corp.	101,773	7,417,216
	Whirlpool Corp.	19,759	4,165,790
# *	Wynn Resorts Ltd.	33,003	2,963,669
	Yum! Brands, Inc.	92,755	11,588,810

TOTAL CONSUMER DISCRETIONARY			1,574,331,954

CONSUMER STAPLES — (5.6%)
	Altria Group, Inc.	579,338	25,554,599
	Archer-Daniels-Midland Co.	176,350	11,328,724
	Brown-Forman Corp., Class B	57,826	3,925,807
	Campbell Soup Co.	63,536	2,538,263
	Church & Dwight Co., Inc.	76,707	6,701,123
	Clorox Co.	38,859	6,334,406
	Coca-Cola Co.	1,221,097	68,833,238
	Colgate-Palmolive Co.	265,568	20,233,626
	Conagra Brands, Inc.	151,728	4,885,642
	Constellation Brands, Inc., Class A	52,778	11,442,798
	Costco Wholesale Corp.	138,949	68,298,991
	Estee Lauder Cos., Inc., Class A	72,833	23,621,927
	General Mills, Inc.	191,166	11,814,059
	Hershey Co.	45,767	8,025,243
#	Hormel Foods Corp.	88,749	3,755,858
	J M Smucker Co.	33,749	4,146,402
	Kellogg Co.	79,849	4,894,744
	Kimberly-Clark Corp.	105,797	13,699,654

U.S. LARGE COMPANY PORTFOLIO

CONTINUED

	Shares	Value†
CONSUMER STAPLES — (Continued)
Kraft Heinz Co.	210,148	$7,542,212
Kroger Co.	212,606	8,508,492
Lamb Weston Holdings, Inc.	45,885	2,590,208
McCormick & Co., Inc.	78,453	6,294,284
Molson Coors Beverage Co., Class B	59,200	2,610,128
Mondelez International, Inc., Class A	438,957	26,662,248
* Monster Beverage Corp.	117,639	9,999,315
PepsiCo, Inc.	434,418	70,201,949
Philip Morris International, Inc.	489,871	46,312,404
Procter & Gamble Co.	762,974	109,097,652
Sysco Corp.	160,394	12,334,299
Tyson Foods, Inc., Class A	92,915	7,430,413
Walgreens Boots Alliance, Inc.	226,597	10,654,591
Walmart, Inc.	449,185	67,117,223

TOTAL CONSUMER STAPLES		687,390,522

ENERGY — (2.8%)
APA Corp.	118,201	3,098,048
Baker Hughes Co.	262,138	6,574,421
Cabot Oil & Gas Corp.	255,990	5,457,707
Chevron Corp.	607,856	69,593,434
ConocoPhillips	420,814	31,346,435
Devon Energy Corp.	196,693	7,883,455
Diamondback Energy, Inc.	53,849	5,772,074
EOG Resources, Inc.	183,035	16,923,416
Exxon Mobil Corp.	1,330,669	85,788,230
Halliburton Co.	281,015	7,022,565
Hess Corp.	86,758	7,163,608
Kinder Morgan, Inc.	613,278	10,272,407
Marathon Oil Corp.	245,573	4,007,751
Marathon Petroleum Corp.	199,891	13,178,814
Occidental Petroleum Corp.	277,618	9,308,532
ONEOK, Inc.	139,893	8,899,993
Phillips 66	137,776	10,302,889
Pioneer Natural Resources Co.	71,186	13,310,358
Schlumberger NV	439,146	14,166,850
Valero Energy Corp.	128,389	9,928,321
Williams Cos., Inc.	383,011	10,758,779

TOTAL ENERGY		350,758,087

FINANCIALS — (11.4%)
Aflac, Inc.	193,466	10,383,320
Allstate Corp.	92,769	11,472,742
American Express Co.	202,258	35,148,395
American International Group, Inc.	268,552	15,868,738
Ameriprise Financial, Inc.	35,652	10,771,539
Aon PLC, Class A	71,047	22,729,356
Arthur J Gallagher & Co.	65,231	10,937,282
Assurant, Inc.	18,382	2,965,200
Bank of America Corp.	2,327,533	111,209,527
Bank of New York Mellon Corp.	249,334	14,760,573
* Berkshire Hathaway, Inc., Class B	582,634	167,221,784
BlackRock, Inc.	44,920	42,380,223
Brown & Brown, Inc.	73,955	4,667,300
Capital One Financial Corp.	139,947	21,136,195
Cboe Global Markets, Inc.	33,697	4,445,982
Charles Schwab Corp.	471,378	38,667,137
Chubb Ltd.	137,717	26,907,147

U.S. LARGE COMPANY PORTFOLIO

CONTINUED

		Shares	Value†
FINANCIALS — (Continued)
	Cincinnati Financial Corp.	47,277	$5,741,319
	Citigroup, Inc.	637,037	44,057,479
	Citizens Financial Group, Inc.	134,780	6,385,876
	CME Group, Inc.	112,881	24,895,905
	Comerica, Inc.	42,374	3,605,604
	Discover Financial Services	93,951	10,646,527
	Everest Re Group Ltd.	12,372	3,235,278
	Fifth Third Bancorp	216,328	9,416,758
	First Republic Bank	55,311	11,965,429
	Franklin Resources, Inc.	87,887	2,767,562
	Globe Life, Inc.	28,908	2,573,390
	Goldman Sachs Group, Inc.	105,892	43,770,458
	Hartford Financial Services Group, Inc.	108,480	7,911,446
	Huntington Bancshares, Inc.	461,917	7,270,574
	Intercontinental Exchange, Inc.	177,190	24,533,727
	Invesco Ltd.	108,030	2,745,042
	JPMorgan Chase & Co.	939,219	159,563,916
	KeyCorp	302,601	7,041,525
	Lincoln National Corp.	54,936	3,963,632
	Loews Corp.	64,308	3,605,750
	M&T Bank Corp.	40,182	5,911,576
	MarketAxess Holdings, Inc.	12,048	4,923,656
	Marsh & McLennan Cos., Inc.	159,077	26,534,044
	MetLife, Inc.	228,838	14,371,026
	Moody’s Corp.	50,845	20,549,007
	Morgan Stanley	458,788	47,154,231
	MSCI, Inc., Class A	25,913	17,229,035
	Nasdaq, Inc.	36,631	7,687,748
	Northern Trust Corp.	65,563	8,066,872
	People’s United Financial, Inc.	133,182	2,282,740
	PNC Financial Services Group, Inc.	133,704	28,215,555
	Principal Financial Group, Inc.	78,341	5,255,898
	Progressive Corp.	183,731	17,432,397
	Prudential Financial, Inc.	121,435	13,363,922
	Raymond James Financial, Inc.	58,546	5,772,050
	Regions Financial Corp.	301,510	7,139,757
	S&P Global, Inc.	75,852	35,965,984
	State Street Corp.	115,205	11,353,453
*	SVB Financial Group	18,395	13,196,573
	Synchrony Financial	178,218	8,278,226
	T Rowe Price Group, Inc.	71,358	15,476,123
	Travelers Cos., Inc.	78,283	12,594,169
	Truist Financial Corp.	419,050	26,597,104
	U.S. Bancorp	423,608	25,573,215
	Wells Fargo & Co.	1,290,703	66,032,366
	Willis Towers Watson PLC	40,394	9,786,658
	WR Berkley Corp.	44,192	3,517,683
	Zions Bancorp NA	50,595	3,186,979

TOTAL FINANCIALS			1,400,817,684

HEALTH CARE — (13.0%)
	Abbott Laboratories	557,221	71,820,215
	AbbVie, Inc.	555,448	63,693,222
*	ABIOMED, Inc.	14,394	4,779,384
	Agilent Technologies, Inc.	95,646	15,063,288
*	Align Technology, Inc.	23,099	14,422,323
	AmerisourceBergen Corp.	46,843	5,715,783
	Amgen, Inc.	178,252	36,892,816
	Anthem, Inc.	76,635	33,346,188

U.S. LARGE COMPANY PORTFOLIO

CONTINUED

		Shares	Value†
HEALTH CARE — (Continued)
	Baxter International, Inc.	156,930	$12,391,193
	Becton Dickinson & Co.	90,461	21,673,551
*	Biogen, Inc.	46,801	12,480,891
*	Bio-Rad Laboratories, Inc., Class A	6,814	5,414,949
	Bio-Techne Corp.	12,162	6,368,631
*	Boston Scientific Corp.	447,676	19,308,266
	Bristol-Myers Squibb Co.	698,007	40,763,609
	Cardinal Health, Inc.	90,664	4,334,646
*	Catalent, Inc.	53,564	7,384,333
*	Centene Corp.	182,822	13,024,239
	Cerner Corp.	93,525	6,947,972
*	Charles River Laboratories International, Inc.	15,940	7,151,959
	Cigna Corp.	107,112	22,880,194
	Cooper Cos., Inc.	15,358	6,403,057
	CVS Health Corp.	415,170	37,066,378
	Danaher Corp.	199,706	62,262,340
*	DaVita, Inc.	21,222	2,190,959
	DENTSPLY SIRONA, Inc.	69,491	3,975,580
*	DexCom, Inc.	30,462	18,984,223
*	Edwards Lifesciences Corp.	195,921	23,475,254
	Eli Lilly & Co.	249,554	63,576,377
	Gilead Sciences, Inc.	393,814	25,550,652
	HCA Healthcare, Inc.	77,585	19,431,939
*	Henry Schein, Inc.	44,429	3,392,154
*	Hologic, Inc.	80,205	5,879,829
	Humana, Inc.	40,391	18,707,496
*	IDEXX Laboratories, Inc.	26,757	17,823,908
*	Illumina, Inc.	45,995	19,090,685
*	Incyte Corp.	59,426	3,980,353
*	Intuitive Surgical, Inc.	112,115	40,488,090
*	IQVIA Holdings, Inc.	60,350	15,776,697
	Johnson & Johnson	827,426	134,771,147
*	Laboratory Corp. of America Holdings	30,238	8,678,911
	McKesson Corp.	48,457	10,073,241
	Medtronic PLC	422,408	50,629,823
	Merck & Co., Inc.	795,647	70,056,718
*	Mettler-Toledo International, Inc.	7,244	10,727,495
*	Moderna, Inc.	110,317	38,082,532
	Organon & Co.	79,093	2,906,668
	PerkinElmer, Inc.	35,488	6,277,472
	Pfizer, Inc.	1,762,262	77,081,340
	Quest Diagnostics, Inc.	38,659	5,674,368
*	Regeneron Pharmaceuticals, Inc.	33,123	21,196,733
	ResMed, Inc.	45,684	12,010,780
	STERIS PLC	31,564	7,377,769
	Stryker Corp.	105,467	28,061,605
	Teleflex, Inc.	14,780	5,275,573
	Thermo Fisher Scientific, Inc.	123,657	78,283,537
	UnitedHealth Group, Inc.	296,372	136,470,415
	Universal Health Services, Inc., Class B	23,852	2,960,033
*	Vertex Pharmaceuticals, Inc.	81,677	15,104,528
	Viatris, Inc.	381,003	5,086,390
*	Waters Corp.	19,356	7,114,298
	West Pharmaceutical Services, Inc.	23,198	9,972,356
	Zimmer Biomet Holdings, Inc.	65,465	9,369,351
	Zoetis, Inc.	148,967	32,206,665

TOTAL HEALTH CARE			1,599,363,371

U.S. LARGE COMPANY PORTFOLIO

CONTINUED

		Shares	Value†
INDUSTRIALS — (8.0%)
	3M Co.	181,874	$32,497,246
*	Alaska Air Group, Inc.	38,946	2,056,349
	Allegion PLC	28,120	3,607,796
*	American Airlines Group, Inc.	205,938	3,954,010
	AMETEK, Inc.	72,515	9,600,986
	AO Smith Corp.	42,517	3,106,717
*	Boeing Co.	173,004	35,817,018
	Carrier Global Corp.	272,613	14,238,577
	Caterpillar, Inc.	172,078	35,105,633
#	CH Robinson Worldwide, Inc.	41,241	3,999,965
	Cintas Corp.	27,456	11,891,194
*	Copart, Inc.	66,710	10,359,396
	CSX Corp.	709,972	25,679,687
	Cummins, Inc.	45,022	10,798,076
	Deere & Co.	89,223	30,541,925
*	Delta Air Lines, Inc.	200,737	7,854,839
	Dover Corp.	45,176	7,638,358
	Eaton Corp. PLC	125,281	20,641,298
	Emerson Electric Co.	188,085	18,246,126
	Equifax, Inc.	38,324	10,632,227
	Expeditors International of Washington, Inc.	53,166	6,553,241
	Fastenal Co.	181,187	10,342,154
	FedEx Corp.	77,505	18,254,753
	Fortive Corp.	112,060	8,484,063
	Fortune Brands Home & Security, Inc.	43,835	4,444,869
*	Generac Holdings, Inc.	19,933	9,937,796
	General Dynamics Corp.	72,901	14,780,678
	General Electric Co.	344,860	36,165,468
	Honeywell International, Inc.	217,002	47,440,977
	Howmet Aerospace, Inc.	121,869	3,618,291
	Huntington Ingalls Industries, Inc.	12,430	2,519,934
	IDEX Corp.	23,833	5,304,511
	IHS Markit Ltd.	125,265	16,374,641
	Illinois Tool Works, Inc.	90,204	20,554,785
*	Ingersoll Rand, Inc.	128,199	6,891,978
	Jacobs Engineering Group, Inc.	40,797	5,728,715
	JB Hunt Transport Services, Inc.	26,293	5,184,717
	Johnson Controls International PLC	223,882	16,426,222
	Kansas City Southern	28,427	8,819,477
	L3Harris Technologies, Inc.	63,125	14,552,838
	Leidos Holdings, Inc.	44,792	4,478,304
	Lockheed Martin Corp.	77,425	25,729,876
	Masco Corp.	78,204	5,126,272
	Nielsen Holdings PLC	110,317	2,233,919
	Norfolk Southern Corp.	77,725	22,777,311
	Northrop Grumman Corp.	47,269	16,885,432
	Old Dominion Freight Line, Inc.	29,367	10,024,425
	Otis Worldwide Corp.	133,863	10,750,538
	PACCAR, Inc.	108,692	9,740,977
	Parker-Hannifin Corp.	40,477	12,005,073
	Pentair PLC	51,604	3,817,148
	Quanta Services, Inc.	43,612	5,289,263
	Raytheon Technologies Corp.	473,697	42,092,715
	Republic Services, Inc.	65,821	8,859,507
	Robert Half International, Inc.	34,851	3,940,603
	Rockwell Automation, Inc.	36,364	11,614,662
	Rollins, Inc.	71,503	2,519,051
	Roper Technologies, Inc.	33,135	16,165,572
	Snap-on, Inc.	17,160	3,487,427

U.S. LARGE COMPANY PORTFOLIO

CONTINUED

		Shares	Value†
INDUSTRIALS — (Continued)
*	Southwest Airlines Co.	185,957	$8,792,047
	Stanley Black & Decker, Inc.	51,218	9,205,411
	Textron, Inc.	70,107	5,177,402
	Trane Technologies PLC	74,601	13,497,559
*	TransDigm Group, Inc.	16,412	10,238,134
	Union Pacific Corp.	204,900	49,462,860
*	United Airlines Holdings, Inc.	102,160	4,713,662
	United Parcel Service, Inc., Class B	228,851	48,852,823
*	United Rentals, Inc.	22,730	8,617,170
	Verisk Analytics, Inc., Class A	50,582	10,635,877
	Waste Management, Inc.	121,909	19,533,479
	Westinghouse Air Brake Technologies Corp.	59,811	5,426,652
	WW Grainger, Inc.	13,791	6,386,750
	Xylem, Inc.	56,385	7,363,317

TOTAL INDUSTRIALS			986,088,749

INFORMATION TECHNOLOGY — (27.9%)
	Accenture PLC, Class A	199,318	71,513,305
*	Adobe, Inc.	149,739	97,384,256
*	Advanced Micro Devices, Inc.	381,032	45,811,477
*	Akamai Technologies, Inc.	51,456	5,426,550
	Amphenol Corp., Class A	187,533	14,396,908
	Analog Devices, Inc.	169,068	29,331,607
*	ANSYS, Inc.	27,501	10,438,830
	Apple, Inc.	4,935,882	739,395,124
	Applied Materials, Inc.	286,956	39,212,537
*	Arista Networks, Inc.	17,720	7,259,707
*	Autodesk, Inc.	69,251	21,994,810
	Automatic Data Processing, Inc.	132,904	29,835,619
	Broadcom, Inc.	128,951	68,559,378
	Broadridge Financial Solutions, Inc.	36,601	6,529,984
*	Cadence Design Systems, Inc.	86,914	15,045,683
	CDW Corp.	42,979	8,022,030
*	Ceridian HCM Holding, Inc.	42,675	5,345,044
	Cisco Systems, Inc.	1,324,584	74,136,967
	Citrix Systems, Inc.	39,510	3,742,782
	Cognizant Technology Solutions Corp., Class A	164,954	12,881,258
	Corning, Inc.	240,369	8,549,925
*	DXC Technology Co.	79,643	2,593,973
*	Enphase Energy, Inc.	42,038	9,737,262
*	F5 Networks, Inc.	18,771	3,963,497
	Fidelity National Information Services, Inc.	193,817	21,463,295
*	Fiserv, Inc.	187,386	18,455,647
*	FleetCor Technologies, Inc.	26,115	6,461,112
*	Fortinet, Inc.	42,485	14,289,405
*	Gartner, Inc.	26,154	8,680,774
	Global Payments, Inc.	92,308	13,199,121
	Hewlett Packard Enterprise Co.	407,867	5,975,252
	HP, Inc.	378,262	11,472,686
	Intel Corp.	1,275,173	62,483,477
	International Business Machines Corp.	281,726	35,243,923
	Intuit, Inc.	85,889	53,765,655
*	IPG Photonics Corp.	11,050	1,757,061
	Jack Henry & Associates, Inc.	23,437	3,901,792
	Juniper Networks, Inc.	102,525	3,026,538
*	Keysight Technologies, Inc.	57,771	10,399,935
	KLA Corp.	48,028	17,902,917
	Lam Research Corp.	44,739	25,213,558
	Mastercard, Inc., Class A	273,817	91,871,080

U.S. LARGE COMPANY PORTFOLIO

CONTINUED

		Shares	Value†
INFORMATION TECHNOLOGY — (Continued)
	Microchip Technology, Inc.	171,654	$12,717,845
	Micron Technology, Inc.	354,367	24,486,760
	Microsoft Corp.	2,362,037	783,298,710
	Monolithic Power Systems, Inc.	13,636	7,165,173
	Motorola Solutions, Inc.	53,056	13,189,191
	NetApp, Inc.	70,482	6,294,043
	NortonLifeLock, Inc.	183,007	4,657,528
	NVIDIA Corp.	783,271	200,258,897
	NXP Semiconductors NV	83,379	16,747,506
	Oracle Corp.	517,763	49,674,182
	Paychex, Inc.	100,498	12,389,393
*	Paycom Software, Inc.	15,022	8,229,803
*	PayPal Holdings, Inc.	369,329	85,902,232
*	PTC, Inc.	33,178	4,225,218
*	Qorvo, Inc.	35,166	5,915,976
	QUALCOMM, Inc.	354,546	47,168,800
*	salesforce.com, Inc.	305,365	91,514,837
	Seagate Technology Holdings PLC	66,254	5,901,244
*	ServiceNow, Inc.	62,266	43,446,724
	Skyworks Solutions, Inc.	51,809	8,658,838
*	Synopsys, Inc.	47,984	15,987,309
	TE Connectivity Ltd.	103,051	15,045,446
*	Teledyne Technologies, Inc.	14,741	6,621,952
	Teradyne, Inc.	51,546	7,125,719
	Texas Instruments, Inc.	290,178	54,402,571
*	Trimble, Inc.	79,098	6,910,792
*	Tyler Technologies, Inc.	12,901	7,008,081
*	VeriSign, Inc.	30,796	6,857,345
#	Visa, Inc., Class A	530,450	112,333,397
*	Western Digital Corp.	96,029	5,021,356
	Western Union Co.	127,656	2,325,892
	Xilinx, Inc.	77,721	13,989,780
*	Zebra Technologies Corp., Class A	16,855	8,999,727

TOTAL INFORMATION TECHNOLOGY			3,431,144,008

MATERIALS — (2.5%)
	Air Products & Chemicals, Inc.	69,569	20,857,482
	Albemarle Corp.	36,859	9,232,074
	Amcor PLC	480,654	5,801,494
	Avery Dennison Corp.	25,844	5,626,756
	Ball Corp.	103,079	9,429,667
	Celanese Corp., Class A	35,027	5,657,211
	CF Industries Holdings, Inc.	67,263	3,820,538
	Corteva, Inc.	229,958	9,922,688
	Dow, Inc.	234,847	13,144,387
	DuPont de Nemours, Inc.	164,113	11,422,265
	Eastman Chemical Co.	42,315	4,402,029
	Ecolab, Inc.	78,381	17,417,826
	FMC Corp.	40,340	3,671,343
	Freeport-McMoRan, Inc.	461,835	17,420,416
	International Flavors & Fragrances, Inc.	77,990	11,499,625
	International Paper Co.	122,406	6,079,906
	Linde PLC	162,315	51,810,948
	LyondellBasell Industries NV, Class A	82,579	7,664,983
	Martin Marietta Materials, Inc.	19,614	7,705,164
	Mosaic Co.	108,262	4,500,451
	Newmont Corp.	251,006	13,554,324
	Nucor Corp.	91,947	10,265,882
	Packaging Corp. of America	29,967	4,116,567

U.S. LARGE COMPANY PORTFOLIO

CONTINUED

		Shares	Value†
MATERIALS — (Continued)
	PPG Industries, Inc.	74,331	$11,935,329
	Sealed Air Corp.	47,569	2,821,793
	Sherwin-Williams Co.	76,287	24,153,227
	Vulcan Materials Co.	41,614	7,911,654
	WestRock Co.	84,255	4,052,665

TOTAL MATERIALS			305,898,694

REAL ESTATE — (2.6%)
	Alexandria Real Estate Equities, Inc.	43,385	8,856,614
	American Tower Corp.	143,057	40,337,782
	AvalonBay Communities, Inc.	43,809	10,368,714
	Boston Properties, Inc.	44,962	5,109,482
*	CBRE Group, Inc., Class A	105,989	11,031,335
	Crown Castle International Corp.	136,009	24,522,423
	Digital Realty Trust, Inc.	89,133	14,066,079
	Duke Realty Corp.	119,446	6,717,643
	Equinix, Inc.	28,245	23,643,042
	Equity Residential	107,505	9,288,432
	Essex Property Trust, Inc.	20,541	6,982,502
	Extra Space Storage, Inc.	42,294	8,347,567
	Federal Realty Investment Trust	21,640	2,604,374
	Healthpeak Properties, Inc.	168,788	5,993,662
*	Host Hotels & Resorts, Inc.	222,494	3,744,574
#	Iron Mountain, Inc.	89,947	4,105,181
	Kimco Realty Corp.	191,524	4,328,442
	Mid-America Apartment Communities, Inc.	36,236	7,399,754
	Prologis, Inc.	232,357	33,682,471
	Public Storage	47,956	15,930,024
	Realty Income Corp.	121,798	8,700,031
	Regency Centers Corp.	48,374	3,406,013
	SBA Communications Corp.	34,425	11,887,985
	Simon Property Group, Inc.	103,322	15,144,939
	UDR, Inc.	88,289	4,902,688
	Ventas, Inc.	124,238	6,630,582
	Vornado Realty Trust	49,863	2,125,660
	Welltower, Inc.	132,630	10,663,452
	Weyerhaeuser Co.	237,014	8,466,140

TOTAL REAL ESTATE			318,987,587

UTILITIES — (2.4%)
	AES Corp.	208,832	5,247,948
	Alliant Energy Corp.	78,661	4,449,853
	Ameren Corp.	81,045	6,831,283
	American Electric Power Co., Inc.	157,021	13,301,249
	American Water Works Co., Inc.	57,089	9,943,762
	Atmos Energy Corp.	41,262	3,801,055
	CenterPoint Energy, Inc.	187,891	4,892,682
	CMS Energy Corp.	91,736	5,536,268
	Consolidated Edison, Inc.	110,486	8,330,644
	Dominion Energy, Inc.	254,747	19,342,940
	DTE Energy Co.	61,268	6,944,728
	Duke Energy Corp.	242,027	24,689,174
	Edison International	119,609	7,526,994
	Entergy Corp.	62,685	6,457,809
	Evergy, Inc.	72,385	4,614,544
	Eversource Energy	107,737	9,146,871
	Exelon Corp.	307,782	16,370,924
	FirstEnergy Corp.	169,896	6,546,093

U.S. LARGE COMPANY PORTFOLIO

CONTINUED

		Shares	Value†
	UTILITIES — (Continued)
	NextEra Energy, Inc.	616,608	$52,615,161
	NiSource, Inc.	124,061	3,060,585
	NRG Energy, Inc.	77,138	3,077,035
	Pinnacle West Capital Corp.	34,860	2,248,121
	PPL Corp.	242,603	6,986,966
	Public Service Enterprise Group, Inc.	158,965	10,141,967
	Sempra Energy	100,246	12,794,397
	Southern Co.	333,309	20,771,817
	WEC Energy Group, Inc.	99,061	8,921,434
	Xcel Energy, Inc.	169,774	10,965,703

	TOTAL UTILITIES		295,558,007

	TOTAL COMMON STOCKS Cost ($3,112,316,311)		12,280,778,700

	TEMPORARY CASH INVESTMENTS — (0.2%)
	State Street Institutional U.S. Government Money Market Fund 0.025%	21,651,185	21,651,185

	SECURITIES LENDING COLLATERAL — (0.0%)
@ §	The DFA Short Term Investment Fund	476,329	5,511,126

	TOTAL INVESTMENTS — (100.0%) (Cost $3,139,477,611)		$12,307,941,011

†	See Note B to Financial Statements.

*	Non-Income Producing Securities.

#	Total or Partial Securities on Loan.

@	Security purchased with cash collateral received from Securities on Loan.

§	Affiliated Fund.

As of October 31, 2021, U.S. Large Company Portfolio had entered into the following outstanding futures contracts:

Description	Number of Contracts	Expiration Date	Notional Value	Market Value	Unrealized Appreciation (Depreciation)
Long Position Contracts:
S&P 500® Emini Index	116	12/17/21	$26,310,734	$26,662,600	$351,866

Total Futures Contracts			$26,310,734	$26,662,600	$351,866

Summary of the Portfolio’s investments as of October 31, 2021, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Communication Services	$1,330,440,037	—	—	$1,330,440,037
Consumer Discretionary	1,574,331,954	—	—	1,574,331,954
Consumer Staples	687,390,522	—	—	687,390,522
Energy	350,758,087	—	—	350,758,087
Financials	1,400,817,684	—	—	1,400,817,684
Health Care	1,599,363,371	—	—	1,599,363,371
Industrials	986,088,749	—	—	986,088,749
Information Technology	3,431,144,008	—	—	3,431,144,008
Materials	305,898,694	—	—	305,898,694
Real Estate	318,987,587	—	—	318,987,587

U.S. LARGE COMPANY PORTFOLIO

CONTINUED

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Utilities	$295,558,007	—	—	$295,558,007
Temporary Cash Investments	21,651,185	—	—	21,651,185
Securities Lending Collateral	—	$5,511,126	—	5,511,126
Futures Contracts**	351,866	—	—	351,866

TOTAL	$12,302,781,751	$5,511,126	—	$12,308,292,877

**	Valued at the unrealized appreciation/(depreciation) on the investment.

See accompanying Notes to Financial Statements.

THE U.S. LARGE CAP VALUE SERIES

SCHEDULE OF INVESTMENTS

October 31, 2021

		Shares	Value†
COMMON STOCKS — (98.6%)
COMMUNICATION SERVICES — (9.6%)
	Activision Blizzard, Inc.	914,042	$71,468,944
	AT&T, Inc.	22,876,258	577,854,277
# *	Charter Communications, Inc., Class A	391,280	264,070,959
	Comcast Corp., Class A	14,284,552	734,654,509
# *	Discovery, Inc., Class A	1,025,284	24,032,657
*	Discovery, Inc., Class C	1,512,068	34,112,254
*	DISH Network Corp., Class A	655,458	26,919,660
	Electronic Arts, Inc.	14,138	1,982,854
	Fox Corp., Class A	1,012,263	40,227,332
	Fox Corp., Class B	398,625	14,733,180
	Interpublic Group of Cos., Inc.	846,787	30,967,001
*	Liberty Broadband Corp., Class A	27,366	4,399,632
*	Liberty Broadband Corp., Class C	255,397	41,489,243
*	Liberty Media Corp.-Liberty Formula One, Class A	39,281	2,048,504
*	Liberty Media Corp.-Liberty Formula One, Class C	78,562	4,383,760
*	Liberty Media Corp.-Liberty SiriusXM, Class A	157,126	7,821,732
*	Liberty Media Corp.-Liberty SiriusXM, Class C	358,516	17,682,009
#	Lumen Technologies, Inc.	6,413,688	76,066,340
# *	Madison Square Garden Entertainment Corp.	8,266	582,505
	News Corp., Class A	579,629	13,273,504
	News Corp., Class B	64,856	1,463,151
	Omnicom Group, Inc.	59,952	4,081,532
*	T-Mobile U.S., Inc.	1,375,885	158,268,052
	Verizon Communications, Inc.	5,468,340	289,767,337
	ViacomCBS, Inc., Class A	2,909	113,247
	ViacomCBS, Inc., Class B	1,966,931	71,242,241
*	Walt Disney Co.	2,075,362	350,881,453
# *	Zillow Group, Inc., Class C	6,600	683,958
*	Zynga, Inc., Class A	10,500	77,490

TOTAL COMMUNICATION SERVICES			2,865,349,317

CONSUMER DISCRETIONARY — (7.0%)
	Advance Auto Parts, Inc.	260,851	58,827,117
*	Aptiv PLC	179,618	31,054,156
	Aramark	912,981	33,305,547
	Autoliv, Inc.	417,162	40,402,140
# *	AutoNation, Inc.	16,300	1,974,256
	BorgWarner, Inc.	1,106,571	49,873,155
*	Capri Holdings Ltd.	28,630	1,524,261
*	CarMax, Inc.	348,626	47,733,872
# *	Carnival Corp.	1,380,879	30,600,279
*	Dollar Tree, Inc.	491,742	52,990,118
	DR Horton, Inc.	2,991,530	267,053,883
*	Ford Motor Co.	7,664,173	130,904,075
#	Gap, Inc.	942,706	21,389,999
	Garmin Ltd.	539,512	77,473,923
*	General Motors Co.	5,294,855	288,198,958
	Gentex Corp.	1,383,656	48,967,586
	Genuine Parts Co.	7,025	921,048
	Hasbro, Inc.	36,378	3,483,557
*	Hyatt Hotels Corp., Class A	135,848	11,574,250
	Kohl’s Corp.	522,185	25,341,638
	Lear Corp.	354,145	60,859,818
	Lennar Corp., Class A	1,101,303	110,053,209
	Lennar Corp., Class B	37,985	3,117,809

THE U.S. LARGE CAP VALUE SERIES

CONTINUED

		Shares	Value†
CONSUMER DISCRETIONARY — (Continued)
	Lithia Motors, Inc., Class A	108,700	$34,699,214
*	LKQ Corp.	1,704,698	93,894,766
	MGM Resorts International	1,571,958	74,133,539
*	Mohawk Industries, Inc.	538,637	95,451,863
	Newell Brands, Inc.	423,698	9,698,447
# *	Norwegian Cruise Line Holdings Ltd.	89,903	2,312,305
	PulteGroup, Inc.	2,382,974	114,573,390
*	PVH Corp.	289,789	31,682,631
	Qurate Retail, Inc., Class A	63,525	663,201
	Ralph Lauren Corp.	234,179	29,780,543
# *	Royal Caribbean Cruises Ltd.	599,907	50,650,148
	Tapestry, Inc.	359,369	14,008,204
	Target Corp.	118,528	30,772,239
	Toll Brothers, Inc.	163,928	9,863,548
# *	Veoneer, Inc.	289,615	10,194,448
#	Whirlpool Corp.	492,212	103,773,056

TOTAL CONSUMER DISCRETIONARY			2,103,776,196

CONSUMER STAPLES — (5.9%)
	Archer-Daniels-Midland Co.	1,132,777	72,769,594
	Bunge Ltd.	586,403	54,324,374
	Campbell Soup Co.	75,842	3,029,888
	Conagra Brands, Inc.	713,685	22,980,657
	Constellation Brands, Inc., Class A	399,835	86,688,226
*	Darling Ingredients, Inc.	496,900	41,997,988
	General Mills, Inc.	1,780,895	110,059,311
#	Hormel Foods Corp.	211,849	8,965,450
	Ingredion, Inc.	10,380	988,487
	J M Smucker Co.	730,185	89,710,529
	Keurig Dr Pepper, Inc.	148,700	5,366,583
	Kraft Heinz Co.	998,622	35,840,544
	Kroger Co.	3,332,236	133,356,085
	McCormick & Co., Inc.	34,185	2,742,663
	Molson Coors Beverage Co., Class B	452,391	19,945,919
	Mondelez International, Inc., Class A	3,446,636	209,348,671
*	Pilgrim’s Pride Corp.	6,211	174,902
*	Post Holdings, Inc.	242,049	24,563,132
	Seaboard Corp.	13	50,050
	Tyson Foods, Inc., Class A	1,703,838	136,255,925
*	U.S. Foods Holding Corp.	1,048,790	36,361,549
	Walgreens Boots Alliance, Inc.	2,964,353	139,383,878
	Walmart, Inc.	3,574,592	534,115,537

TOTAL CONSUMER STAPLES			1,769,019,942

ENERGY — (7.8%)
	Baker Hughes Co.	835,609	20,957,074
	Cabot Oil & Gas Corp.	79,737	1,699,993
	Chevron Corp.	2,479,971	283,931,880
	ConocoPhillips	5,239,620	390,299,294
#	Continental Resources, Inc.	7,637	372,762
	Devon Energy Corp.	448,267	17,966,541
	Diamondback Energy, Inc.	4,467	478,818
	EOG Resources, Inc.	1,171,923	108,356,000
	Exxon Mobil Corp.	6,882,535	443,717,031
	Halliburton Co.	1,689,840	42,229,102
	Hess Corp.	1,051,133	86,792,052
	HollyFrontier Corp.	392	13,250
	Kinder Morgan, Inc.	4,353,789	72,925,966

THE U.S. LARGE CAP VALUE SERIES

CONTINUED

		Shares	Value†
ENERGY — (Continued)
	Marathon Oil Corp.	57,701	$941,680
	Marathon Petroleum Corp.	2,499,258	164,776,080
*	NOV, Inc.	23,459	328,895
	Occidental Petroleum Corp.	3,930,559	131,791,643
	ONEOK, Inc.	977,512	62,189,313
	Phillips 66	938,504	70,181,329
	Pioneer Natural Resources Co.	483,420	90,389,872
	Schlumberger NV	4,645,370	149,859,636
	Targa Resources Corp.	438,261	23,959,729
	Valero Energy Corp.	1,099,754	85,043,977
	Williams Cos., Inc.	3,362,733	94,459,170

TOTAL ENERGY			2,343,661,087

FINANCIALS — (21.7%)
	Aflac, Inc.	1,552,844	83,341,137
*	Alleghany Corp.	33,373	21,738,505
	Allstate Corp.	789,514	97,639,196
	Ally Financial, Inc.	3,002,913	143,359,067
	American Financial Group, Inc.	352,608	47,968,792
	American International Group, Inc.	1,394,312	82,389,896
*	Arch Capital Group Ltd.	522,976	21,870,856
	Assurant, Inc.	225,564	36,385,729
*	Athene Holding Ltd., Class A	122,622	10,669,340
	Axis Capital Holdings Ltd.	60,236	3,136,489
	Bank of America Corp.	9,081,247	433,901,934
	Bank of New York Mellon Corp.	2,654,900	157,170,080
*	Berkshire Hathaway, Inc., Class B	1,932,050	554,517,671
	BOK Financial Corp.	6,114	618,553
	Capital One Financial Corp.	1,585,334	239,432,994
	Charles Schwab Corp.	3,700	303,511
	Chubb Ltd.	588,566	114,994,025
	Citigroup, Inc.	5,054,796	349,589,691
	Citizens Financial Group, Inc.	925,776	43,863,267
	CNA Financial Corp.	188,355	8,449,605
	Comerica, Inc.	155,103	13,197,714
	East West Bancorp, Inc.	105,524	8,387,048
	Equitable Holdings, Inc.	1,600	53,600
	Everest Re Group Ltd.	105,228	27,517,122
	Fifth Third Bancorp	4,368,319	190,152,926
	First Horizon Corp.	75,600	1,282,932
	Franklin Resources, Inc.	55,372	1,743,664
	Goldman Sachs Group, Inc.	1,096,257	453,137,831
	Hartford Financial Services Group, Inc.	2,301,121	167,820,755
	Huntington Bancshares, Inc.	4,897,331	77,083,990
	Invesco Ltd.	245,316	6,233,480
	Jefferies Financial Group, Inc.	303,442	13,048,006
	JPMorgan Chase & Co.	5,030,448	854,622,811
	KeyCorp	3,705,439	86,225,566
	Lincoln National Corp.	542,046	39,108,619
	Loews Corp.	912,236	51,149,073
	M&T Bank Corp.	167,424	24,631,419
*	Markel Corp.	1,271	1,668,988
	MetLife, Inc.	992,550	62,332,140
	Morgan Stanley	4,295,101	441,450,481
	Northern Trust Corp.	7,507	923,661
	Old Republic International Corp.	789,063	20,381,497
	People’s United Financial, Inc.	396,896	6,802,797
	PNC Financial Services Group, Inc.	1,142,434	241,087,847
	Principal Financial Group, Inc.	1,679,227	112,659,339

THE U.S. LARGE CAP VALUE SERIES

CONTINUED

		Shares	Value†
FINANCIALS — (Continued)
	Prosperity Bancshares, Inc.	10,200	$768,162
	Prudential Financial, Inc.	735,801	80,974,900
	Raymond James Financial, Inc.	2,229	219,757
	Regions Financial Corp.	5,577,353	132,071,719
	Reinsurance Group of America, Inc.	171,654	20,268,904
	RenaissanceRe Holdings Ltd.	59,524	8,440,503
	Santander Consumer USA Holdings, Inc.	811,033	33,820,076
	Signature Bank	400	119,128
	State Street Corp.	481,912	47,492,428
	Synchrony Financial	1,171,756	54,428,066
	Synovus Financial Corp.	22,362	1,041,846
	Travelers Cos., Inc.	1,136,535	182,845,751
	Truist Financial Corp.	2,893,413	183,644,923
	U.S. Bancorp	677,224	40,884,013
	Unum Group	30,296	771,639
#	Voya Financial, Inc.	140,636	9,812,174
	Wells Fargo & Co.	5,521,821	282,496,362
	WR Berkley Corp.	260,023	20,697,831
	Zions Bancorp NA	744,970	46,925,660

TOTAL FINANCIALS			6,501,767,486

HEALTH CARE — (15.7%)
	Abbott Laboratories	290,207	37,404,780
	AbbVie, Inc.	6,916	793,058
	Anthem, Inc.	803,952	349,823,634
	Baxter International, Inc.	660,698	52,168,714
	Becton Dickinson & Co.	159,545	38,225,387
*	Biogen, Inc.	450,922	120,251,879
*	Bio-Rad Laboratories, Inc., Class A	28,609	22,735,000
*	Boston Scientific Corp.	50,481	2,177,245
	Bristol-Myers Squibb Co.	4,416,689	257,934,638
*	Catalent, Inc.	24,420	3,366,541
*	Centene Corp.	1,396,759	99,505,111
	Cerner Corp.	214,084	15,904,300
*	Change Healthcare, Inc.	290,410	6,252,527
	Cigna Corp.	1,075,436	229,723,884
	Cooper Cos., Inc.	6,954	2,899,262
	CVS Health Corp.	4,791,977	427,827,707
	Danaher Corp.	975,010	303,978,868
*	DaVita, Inc.	437,096	45,125,791
	DENTSPLY SIRONA, Inc.	322,766	18,465,443
*	Elanco Animal Health, Inc.	80,232	2,638,028
*	Envista Holdings Corp.	11,130	435,183
	Gilead Sciences, Inc.	2,017,924	130,922,909
*	Henry Schein, Inc.	212,926	16,256,900
*	Hologic, Inc.	58,398	4,281,157
	Humana, Inc.	517,327	239,605,173
*	IQVIA Holdings, Inc.	144,920	37,884,986
*	Jazz Pharmaceuticals PLC	216,185	28,761,252
*	Laboratory Corp. of America Holdings	758,731	217,770,972
	McKesson Corp.	123,372	25,646,571
	Medtronic PLC	1,794,733	215,116,697
	PerkinElmer, Inc.	121,202	21,439,422
	Perrigo Co. PLC	16,298	735,855
	Pfizer, Inc.	17,597,787	769,727,203
	Quest Diagnostics, Inc.	971,775	142,637,134
*	Regeneron Pharmaceuticals, Inc.	115,450	73,881,073
	STERIS PLC	209,232	48,905,888
*	Syneos Health, Inc.	13,905	1,297,893

THE U.S. LARGE CAP VALUE SERIES

CONTINUED

		Shares	Value†
HEALTH CARE — (Continued)
	Teleflex, Inc.	400	$142,776
	Thermo Fisher Scientific, Inc.	758,947	480,466,577
*	United Therapeutics Corp.	40,188	7,666,263
	UnitedHealth Group, Inc.	5,974	2,750,848
	Universal Health Services, Inc., Class B	541,236	67,167,388
*	Vertex Pharmaceuticals, Inc.	78,678	14,549,923
	Viatris, Inc.	3,416,293	45,607,512
	Zimmer Biomet Holdings, Inc.	367,080	52,536,490

TOTAL HEALTH CARE			4,683,395,842

INDUSTRIALS — (13.6%)
*	AECOM	555,241	37,961,827
	AGCO Corp.	370,490	45,277,583
*	Alaska Air Group, Inc.	277,035	14,627,448
	AMERCO	84,561	62,320,611
	AMETEK, Inc.	167,329	22,154,360
	Arcosa, Inc.	75,409	3,900,908
*	Builders FirstSource, Inc.	591,900	34,490,013
*	CACI International, Inc., Class A	2,200	632,808
	Carlisle Cos., Inc.	344,730	76,847,212
	Carrier Global Corp.	2,108,684	110,136,565
	CSX Corp.	1,802,425	65,193,712
	Cummins, Inc.	513,903	123,254,495
	Deere & Co.	1,688	577,819
*	Delta Air Lines, Inc.	270,717	10,593,156
	Dover Corp.	414,398	70,066,414
	Eaton Corp. PLC	1,110,312	182,935,005
	Emerson Electric Co.	244,394	23,708,662
	FedEx Corp.	1,020,334	240,319,267
*	Fluor Corp.	363	7,057
	Fortive Corp.	270,555	20,483,719
	Fortune Brands Home & Security, Inc.	521,389	52,868,845
	General Dynamics Corp.	429,452	87,071,393
	General Electric Co.	705,939	74,031,823
*	GXO Logistics, Inc.	844,422	74,984,674
	Howmet Aerospace, Inc.	1,598,924	47,472,053
	Hubbell, Inc.	31,189	6,218,151
	Huntington Ingalls Industries, Inc.	720	145,966
*	Ingersoll Rand, Inc.	798,380	42,920,909
	Jacobs Engineering Group, Inc.	344,319	48,349,274
# *	JetBlue Airways Corp.	345,167	4,842,693
	Johnson Controls International PLC	1,549,925	113,717,997
	Kansas City Southern	679,296	210,751,584
	L3Harris Technologies, Inc.	109,489	25,241,594
	Leidos Holdings, Inc.	736,625	73,647,767
	ManpowerGroup, Inc.	148,673	14,369,245
*	MasTec, Inc.	13,315	1,186,766
*	Middleby Corp.	58,200	10,618,008
	Nielsen Holdings PLC	1,024,597	20,748,089
	Norfolk Southern Corp.	802,832	235,269,918
	Northrop Grumman Corp.	40,280	14,388,822
	nVent Electric PLC	13,164	466,664
	Oshkosh Corp.	194,784	20,841,888
	Otis Worldwide Corp.	1,228,006	98,621,162
	Owens Corning	522,134	48,772,537
	PACCAR, Inc.	962,001	86,214,530
	Parker-Hannifin Corp.	386,272	114,564,412
	Pentair PLC	1,022,156	75,608,879
	Quanta Services, Inc.	681,204	82,616,421

THE U.S. LARGE CAP VALUE SERIES

CONTINUED

		Shares	Value†
INDUSTRIALS — (Continued)
	Raytheon Technologies Corp.	2,028,378	$180,241,669
	Republic Services, Inc.	1,835,706	247,086,028
	Roper Technologies, Inc.	9,729	4,746,487
*	Sensata Technologies Holding PLC	672,107	37,033,096
	Snap-on, Inc.	314,577	63,931,484
*	Southwest Airlines Co.	1,349,865	63,821,617
	Stanley Black & Decker, Inc.	768,993	138,211,112
	Textron, Inc.	1,834,221	135,457,221
	Trane Technologies PLC	750,431	135,775,481
*	United Airlines Holdings, Inc.	833,721	38,467,887
*	United Rentals, Inc.	245,930	93,234,522
	Westinghouse Air Brake Technologies Corp.	314,577	28,541,571
*	XPO Logistics, Inc.	844,422	72,451,408

TOTAL INDUSTRIALS			4,071,040,288

INFORMATION TECHNOLOGY — (9.2%)
*	Akamai Technologies, Inc.	143,163	15,097,970
	Amdocs Ltd.	720,716	56,100,533
	Analog Devices, Inc.	608,583	105,583,065
*	Arrow Electronics, Inc.	474,688	54,945,136
	Avnet, Inc.	5,178	197,334
# *	Cerence, Inc.	658	69,175
*	Ciena Corp.	76,500	4,153,185
	Cognizant Technology Solutions Corp., Class A	1,483,782	115,868,536
	Concentrix Corp.	94,091	16,718,089
	Corning, Inc.	4,000,592	142,301,057
	Dolby Laboratories, Inc., Class A	16,857	1,489,316
*	DXC Technology Co.	784,579	25,553,738
*	F5 Networks, Inc.	108	22,804
	Fidelity National Information Services, Inc.	826,110	91,483,421
# *	First Solar, Inc.	1,083	129,516
*	Fiserv, Inc.	500,034	49,248,349
*	Flex Ltd.	1,342,960	22,696,024
	Global Payments, Inc.	246,990	35,317,100
	Hewlett Packard Enterprise Co.	8,061,105	118,095,188
	HP, Inc.	9,358,742	283,850,645
	Intel Corp.	12,800,223	627,210,927
	International Business Machines Corp.	472,514	59,111,501
*	IPG Photonics Corp.	3,170	504,062
	Jabil, Inc.	219,735	13,175,311
	Juniper Networks, Inc.	1,212,705	35,799,052
	Lam Research Corp.	19,375	10,919,169
	Marvell Technology, Inc.	1,148,850	78,696,225
	Microchip Technology, Inc.	2,564	189,967
	Micron Technology, Inc.	4,258,919	294,291,303
	MKS Instruments, Inc.	1,502	225,375
*	Nuance Communications, Inc.	4,368	240,458
*	ON Semiconductor Corp.	2,363,988	113,636,903
*	Qorvo, Inc.	523,064	87,995,057
	Skyworks Solutions, Inc.	274,655	45,903,090
	SS&C Technologies Holdings, Inc.	361,929	28,762,498
	SYNNEX Corp.	94,091	9,879,555
	TE Connectivity Ltd.	987,862	144,227,852
*	Teledyne Technologies, Inc.	629	282,559
	Vontier Corp.	23,227	785,769
*	Western Digital Corp.	1,180,996	61,754,281
	Xerox Holdings Corp.	31,592	562,338

TOTAL INFORMATION TECHNOLOGY			2,753,073,433

THE U.S. LARGE CAP VALUE SERIES

CONTINUED

		Shares	Value†
MATERIALS — (7.4%)
	Air Products & Chemicals, Inc.	379,320	$113,723,929
	Albemarle Corp.	500,961	125,475,702
	Alcoa Corp.	535	24,583
	Amcor PLC	1,181,325	14,258,593
*	Arconic Corp.	223,306	6,569,663
	Ball Corp.	644	58,913
	Celanese Corp., Class A	78,858	12,736,356
	CF Industries Holdings, Inc.	1,280,508	72,732,854
# *	Cleveland-Cliffs, Inc.	19,366	466,914
	Corteva, Inc.	1,073,383	46,316,476
	Dow, Inc.	2,444,152	136,799,187
	DuPont de Nemours, Inc.	557,162	38,778,475
	Eastman Chemical Co.	863,487	89,828,553
	FMC Corp.	1,803	164,091
	Freeport-McMoRan, Inc.	5,290,412	199,554,341
	Huntsman Corp.	8,221	267,840
	International Flavors & Fragrances, Inc.	429,686	63,357,201
	International Paper Co.	2,105,441	104,577,254
*	Linde PLC	736,764	235,175,069
	LyondellBasell Industries NV, Class A	981,375	91,091,228
	Martin Marietta Materials, Inc.	263,699	103,591,515
	Mosaic Co.	660,597	27,461,017
	Newmont Corp.	1,820,613	98,313,102
	Nucor Corp.	2,025,072	226,099,289
	Packaging Corp. of America	118,549	16,285,076
	PPG Industries, Inc.	2,452	393,718
	Reliance Steel & Aluminum Co.	435,518	63,655,311
	Royal Gold, Inc.	87,093	8,623,949
	Sonoco Products Co.	136,082	7,885,952
	Steel Dynamics, Inc.	1,692,329	111,829,100
*	Sylvamo Corp.	191,403	5,389,908
	Valvoline, Inc.	796,275	27,041,499
	Vulcan Materials Co.	533,578	101,443,849
	Westlake Chemical Corp.	372,164	36,226,444
	WestRock Co.	694,588	33,409,683

TOTAL MATERIALS			2,219,606,634

REAL ESTATE — (0.5%)
*	CBRE Group, Inc., Class A	868,711	90,415,441
*	Howard Hughes Corp.	4,513	393,218
*	Jones Lang LaSalle, Inc.	218,089	56,317,122

TOTAL REAL ESTATE			147,125,781

UTILITIES — (0.2%)
	MDU Resources Group, Inc.	20,335	624,895
	NRG Energy, Inc.	1,169,432	46,648,642
	Vistra Corp.	1,084,247	21,240,399

TOTAL UTILITIES			68,513,936

TOTAL COMMON STOCKS Cost ($16,670,232,267)			29,526,329,942

TEMPORARY CASH INVESTMENTS — (0.9%)
	State Street Institutional U.S. Government Money Market Fund 0.025%	252,244,635	252,244,635

THE U.S. LARGE CAP VALUE SERIES

CONTINUED

		Shares	Value†
SECURITIES LENDING COLLATERAL — (0.5%)
@ §	The DFA Short Term Investment Fund	13,464,092	$155,779,548

TOTAL INVESTMENTS — (100.0%) (Cost $17,078,248,214)			$29,934,354,125

†	See Note B to Financial Statements.
#	Total or Partial Securities on Loan.
*	Non-Income Producing Securities.
@	Security purchased with cash collateral received from Securities on Loan.
§	Affiliated Fund.

As of October 31, 2021, The U.S. Large Cap Value Series had entered into the following outstanding futures contracts:

Description	Number of Contracts	Expiration Date	Notional Value	Market Value	Unrealized Appreciation (Depreciation)
Long Position Contracts:
S&P 500® Emini Index	938	12/17/21	$206,938,892	$215,599,300	$8,660,408

Total Futures Contracts			$206,938,892	$215,599,300	$8,660,408

Summary of the Series’ investments as of October 31, 2021, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Communication Services	$2,865,349,317	—	—	$2,865,349,317
Consumer Discretionary	2,103,776,196	—	—	2,103,776,196
Consumer Staples	1,769,019,942	—	—	1,769,019,942
Energy	2,343,661,087	—	—	2,343,661,087
Financials	6,501,767,486	—	—	6,501,767,486
Health Care	4,683,395,842	—	—	4,683,395,842
Industrials	4,071,040,288	—	—	4,071,040,288
Information Technology	2,753,073,433	—	—	2,753,073,433
Materials	2,219,606,634	—	—	2,219,606,634
Real Estate	147,125,781	—	—	147,125,781
Utilities	68,513,936	—	—	68,513,936
Temporary Cash Investments	252,244,635	—	—	252,244,635
Securities Lending Collateral	—	$155,779,548	—	155,779,548
Futures Contracts**	8,660,408	—	—	8,660,408

TOTAL	$29,787,234,985	$155,779,548	—	$29,943,014,533

**	Valued at the unrealized appreciation/(depreciation) on the investment.

See accompanying Notes to Financial Statements.

THE DFA INTERNATIONAL VALUE SERIES

SCHEDULE OF INVESTMENTS

October 31, 2021

		Shares	Value»
COMMON STOCKS — (94.7%)
AUSTRALIA — (6.0%)
*	AMP Ltd.	3,794,941	$3,104,829
	Aurizon Holdings Ltd.	3,943,404	10,053,557
	Australia & New Zealand Banking Group Ltd.	6,888,410	146,588,595
#	Bank of Queensland Ltd.	424,263	2,824,711
#	Bendigo & Adelaide Bank Ltd.	573,602	4,017,454
	BlueScope Steel Ltd.	3,134,039	48,972,821
*	Boral Ltd.	1	5
	Challenger Ltd.	77,767	408,497
	Cleanaway Waste Management Ltd.	4,838,776	9,840,896
*	Crown Resorts Ltd.	161,839	1,219,943
	Downer EDI Ltd.	1,156,067	5,527,331
	Fortescue Metals Group Ltd.	99,239	1,034,074
	Harvey Norman Holdings Ltd.	2,695,782	10,113,515
	IGO Ltd.	379,319	2,777,683
	Incitec Pivot Ltd.	6,400,695	14,482,121
	Lendlease Corp. Ltd.	1,673,113	13,254,748
	National Australia Bank Ltd.	4,975,285	108,172,523
	Newcrest Mining Ltd.	665,644	12,471,403
	Northern Star Resources Ltd.	9,952	68,896
	Oil Search Ltd.	3,372,770	10,926,436
#	Orica Ltd.	219,207	2,516,341
	Origin Energy Ltd.	3,515,673	13,464,955
#	OZ Minerals Ltd.	435,715	8,288,108
	QBE Insurance Group Ltd.	952,190	8,525,367
	Qube Holdings Ltd.	608,346	1,469,207
#	Santos Ltd.	7,088,455	37,221,959
#	Seven Group Holdings Ltd.	80,291	1,311,337
	South32 Ltd.	12,345,066	33,301,836
	Suncorp Group Ltd.	3,668,708	32,463,817
	Tabcorp Holdings Ltd.	2,668,586	10,048,168
#	TPG Telecom Ltd.	238,910	1,219,621
	Westpac Banking Corp.	8,060,284	156,813,850
	Woodside Petroleum Ltd.	2,022,511	35,356,674
	Worley Ltd.	703,009	5,776,067

TOTALAUSTRALIA			753,637,345

AUSTRIA — (0.0%)
	Erste Group Bank AG	20,625	884,518
	Raiffeisen Bank International AG	21,469	627,322

TOTALAUSTRIA			1,511,840

BELGIUM — (0.7%)
	Ageas SA	382,351	18,600,493
	KBC Group NV	565,642	52,674,264
	Solvay SA	113,690	13,514,567

TOTAL BELGIUM			84,789,324

CANADA — (9.4%)
	AltaGas Ltd.	238,228	4,931,643
#	ARC Resources Ltd.	139,819	1,341,024
#	Bank of Montreal	180,174	19,562,040
	Bank of Montreal	1,448,818	157,211,241
	Bank of Nova Scotia	495,702	32,499,402
	Bank of Nova Scotia	1,698,160	111,331,370
	Barrick Gold Corp.	495,327	9,089,266

THE DFA INTERNATIONAL VALUE SERIES

CONTINUED

		Shares	Value»
CANADA — (Continued)
	Barrick Gold Corp.	1,961,704	$36,036,502
	Cameco Corp.	82,292	1,999,696
#	Canadian Imperial Bank of Commerce	907,318	110,093,685
	Canadian Imperial Bank of Commerce	248,491	30,132,019
	Canadian Natural Resources Ltd.	489,228	20,792,981
	Canadian Natural Resources Ltd.	3,476,035	147,766,248
#	Cenovus Energy, Inc.	442,856	5,295,951
	Cenovus Energy, Inc.	1,287,778	15,427,580
#	Endeavour Mining PLC	549,867	13,968,826
	Fairfax Financial Holdings Ltd.	97,836	39,625,319
	First Quantum Minerals Ltd.	1,494,285	35,376,975
	Great-West Lifeco, Inc.	202,161	5,947,545
	iA Financial Corp., Inc.	170,895	10,109,262
	Imperial Oil Ltd.	208,007	7,042,254
#	Imperial Oil Ltd.	499,213	16,913,336
	Kinross Gold Corp.	4,622,914	27,791,274
	Lundin Mining Corp.	2,996,201	26,073,921
	Magna International, Inc.	62,649	5,093,364
	Manulife Financial Corp.	898,760	17,508,972
	Manulife Financial Corp.	1,882,277	36,685,579
	Nutrien Ltd.	817,884	57,178,256
	Onex Corp.	143,116	10,665,472
#	Sun Life Financial, Inc.	57,328	3,265,976
	Suncor Energy, Inc.	1,317,132	34,641,776
	Suncor Energy, Inc.	1,417,268	37,274,148
*	Teck Resources Ltd., Class B	3,183	88,834
	Teck Resources Ltd., Class B	1,439,855	40,171,955
# *	Tilray, Inc.	249,242	2,567,193
	Toronto-Dominion Bank	28,914	2,098,928
#	Toronto-Dominion Bank	147,064	10,663,611
	Tourmaline Oil Corp.	748,518	27,053,337
	West Fraser Timber Co. Ltd.	194,104	15,541,181

TOTAL CANADA			1,186,857,942

DENMARK — (2.2%)
#	AP Moller - Maersk AS, Class A	4,146	11,383,501
	AP Moller - Maersk AS, Class B	5,816	16,854,464
	Carlsberg AS, Class B	288,439	47,625,833
#	Chr Hansen Holding AS	17,775	1,414,851
	Danske Bank AS	884,653	14,969,763
# *	Demant AS	45,830	2,221,744
	DSV AS	309,306	71,888,035
#	H Lundbeck AS	236,230	6,578,865
#	Rockwool International AS, Class B	19,106	8,737,470
	Tryg AS	271,178	6,435,896
#	Vestas Wind Systems AS	1,973,579	85,317,056

TOTAL DENMARK			273,427,478

FINLAND — (0.9%)
	Fortum Oyj	516,377	15,357,085
*	Nokia Oyj	4,351,573	24,975,874
	Nordea Bank Abp	3,248,891	39,788,576
	Nordea Bank Abp	471,228	5,765,501
	Stora Enso Oyj, Class R	1,249,200	20,786,087
	UPM-Kymmene Oyj	295,566	10,430,797

TOTAL FINLAND			117,103,920

THE DFA INTERNATIONAL VALUE SERIES

CONTINUED

		Shares	Value»
FRANCE — (9.8%)
	Arkema SA	237,138	$32,439,055
	AXA SA	1,974,356	57,439,907
#	BNP Paribas SA	1,824,346	122,116,632
	Bollore SA	1,717,699	9,983,610
	Bouygues SA	1,023,747	41,477,421
	Carrefour SA	2,495,917	45,185,720
	Cie de Saint-Gobain	1,844,395	127,286,369
	Cie Generale des Etablissements Michelin SCA	622,212	97,822,573
	CNP Assurances	565,829	14,176,935
	Credit Agricole SA	1,053,519	15,894,399
	Danone SA	248,332	16,187,704
	Eiffage SA	103,098	10,611,378
	Electricite de France SA	1,705,570	25,136,609
	Engie SA	2,921,572	41,559,791
	EssilorLuxottica SA	66,127	13,681,498
	Faurecia SE	47,286	2,441,338
	Orange SA	5,978,647	65,196,841
	Publicis Groupe SA	431,125	28,942,896
*	Renault SA	383,338	13,813,231
	Sanofi	570,080	57,261,176
	Societe Generale SA	1,357,954	45,360,990
	TotalEnergies SE	6,840,726	342,549,007
	Valeo	156,647	4,602,611
	Vinci SA	29,858	3,192,125
#	Vivendi SE	253,853	3,270,277

TOTAL FRANCE			1,237,630,093

GERMANY — (6.5%)
	Allianz SE	559,039	129,814,638
	BASF SE	54,602	3,929,905
	Bayer AG	926,497	52,215,196
	Bayerische Motoren Werke AG	1,003,964	101,436,507
*	Commerzbank AG	770,402	5,626,149
*	Continental AG	148,327	17,439,013
Ω	Covestro AG	210,128	13,456,306
	Daimler AG	2,568,275	254,933,183
*	Deutsche Bank AG	1,938,873	24,905,420
*	Deutsche Bank AG	1,483,028	19,012,419
	Evonik Industries AG	355,524	11,519,262
	Fresenius SE & Co. KGaA	755,986	34,362,395
	HeidelbergCement AG	448,245	33,755,053
	Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	36,927	10,933,579
	RWE AG	1,065,243	41,002,963
*	Talanx AG	162,600	7,819,470
	Telefonica Deutschland Holding AG	3,595,005	9,366,490
	Uniper SE	236,980	10,476,085
	United Internet AG	1,408	51,956
*	Vitesco Technologies Group AG, Class A	29,665	1,700,943
	Volkswagen AG	111,321	36,190,216

TOTAL GERMANY			819,947,148

HONG KONG — (1.9%)
Ω	BOC Aviation Ltd.	647,400	5,665,250
	BOC Hong Kong Holdings Ltd.	5,051,500	16,007,418
# *	Cathay Pacific Airways Ltd.	6,186,999	5,707,856
	CK Asset Holdings Ltd.	2,790,303	17,235,853
	CK Hutchison Holdings Ltd.	7,657,984	51,342,339
	CK Infrastructure Holdings Ltd.	443,000	2,670,844

THE DFA INTERNATIONAL VALUE SERIES

CONTINUED

		Shares	Value»
HONG KONG — (Continued)
	Hang Lung Properties Ltd.	5,009,000	$11,625,154
	Hang Seng Bank Ltd.	112,600	2,139,730
	Henderson Land Development Co. Ltd.	2,311,485	9,678,604
#	HKT Trust & HKT Ltd.	2,469,000	3,350,514
	MTR Corp. Ltd.	2,070,933	11,297,172
	New World Development Co. Ltd.	4,946,042	21,453,107
#	Sino Land Co. Ltd.	9,343,922	12,281,509
	Sun Hung Kai Properties Ltd.	3,383,420	44,858,474
	Swire Pacific Ltd., Class A	1,680,000	10,561,468
	Swire Pacific Ltd., Class B	2,855,000	2,999,156
Ω	WH Group Ltd.	17,567,196	12,314,849

TOTAL HONG KONG			241,189,297

IRELAND — (0.4%)
	CRH PLC	293,793	14,059,118
#	CRH PLC, Sponsored ADR	528,926	25,356,712
# *	Flutter Entertainment PLC	4,543	860,020
*	Flutter Entertainment PLC	35,417	6,683,537

TOTAL IRELAND			46,959,387

ISRAEL — (0.4%)
#	Bank Hapoalim BM	1,314,285	12,944,341
	Bank Leumi Le-Israel BM	1,257,612	12,015,685
	Harel Insurance Investments & Financial Services Ltd.	33,318	372,503
# *	Israel Discount Bank Ltd., Class A	2,479,017	14,978,786
	Phoenix Holdings Ltd.	246,756	3,118,977
*	Teva Pharmaceutical Industries Ltd., Sponsored ADR	796,262	6,959,330

TOTAL ISRAEL			50,389,622

ITALY — (1.9%)
	Eni SpA	3,886,295	55,700,091
	Intesa Sanpaolo SpA	21,991,838	62,504,673
*	Mediobanca Banca di Credito Finanziario SpA	261,028	3,114,775
	Stellantis NV	1,935,118	38,633,563
	Telecom Italia SpA	63,812,045	22,764,925
	Telecom Italia SpA	6,225,918	2,366,930
	Telecom Italia SpA, Sponsored ADR	1,728,421	6,135,895
	UniCredit SpA	3,293,998	43,544,806
	UnipolSai Assicurazioni SpA	86,004	249,042

TOTAL ITALY			235,014,700

JAPAN — (20.4%)
	AEON Financial Service Co. Ltd.	15,000	190,577
	AGC, Inc.	895,500	44,591,923
	Air Water, Inc.	14,300	218,791
	Aisin Corp.	609,000	22,284,993
	Alfresa Holdings Corp.	176,100	2,482,477
	Alps Alpine Co. Ltd.	352,800	3,447,229
	Amada Co. Ltd.	907,100	8,961,665
	Aozora Bank Ltd.	253,300	5,794,231
	Asahi Kasei Corp.	1,769,400	18,588,164
	Bank of Kyoto Ltd.	113,679	5,112,509
	Bridgestone Corp.	369,800	16,359,688
	Brother Industries Ltd.	225,000	4,350,135
	Canon Marketing Japan, Inc.	153,000	3,030,980
	Canon, Inc.	531,500	12,085,975
	Chiba Bank Ltd.	1,064,000	6,594,898

THE DFA INTERNATIONAL VALUE SERIES

CONTINUED

		Shares	Value»
JAPAN — (Continued)
	Coca-Cola Bottlers Japan Holdings, Inc.	331,157	$4,557,239
	Concordia Financial Group Ltd.	2,530,100	10,056,315
	Credit Saison Co. Ltd.	393,600	4,825,425
	Dai Nippon Printing Co. Ltd.	521,600	12,922,674
	Daicel Corp.	1,087,400	8,141,654
	Dai-ichi Life Holdings, Inc.	1,076,847	22,655,301
	Daio Paper Corp.	39,000	686,265
	Daiwa House Industry Co. Ltd.	321,200	10,596,443
	Daiwa Securities Group, Inc.	3,723,000	20,916,374
	DeNA Co. Ltd.	139,700	2,580,563
	Denka Co. Ltd.	234,800	7,687,150
	DIC Corp.	361,500	9,571,351
	Dowa Holdings Co. Ltd.	189,000	7,893,379
	Ebara Corp.	249,800	13,630,800
	ENEOS Holdings, Inc.	4,584,303	18,485,054
	Fuji Media Holdings, Inc.	52,200	541,079
	FUJIFILM Holdings Corp.	24,800	1,916,479
	Fukuoka Financial Group, Inc.	386,600	6,945,394
	Fukuyama Transporting Co. Ltd.	50,893	2,027,320
	Hankyu Hanshin Holdings, Inc.	581,700	18,035,932
	Haseko Corp.	441,400	5,747,487
	Hino Motors Ltd.	185,100	1,750,987
	Hitachi Construction Machinery Co. Ltd.	9,200	293,535
	Hitachi Ltd.	997,700	57,492,003
	Honda Motor Co. Ltd.	3,522,000	104,173,232
	Idemitsu Kosan Co. Ltd.	523,138	14,288,101
	IHI Corp.	236,700	5,528,793
	Iida Group Holdings Co. Ltd.	674,550	16,630,691
	Inpex Corp.	2,704,683	22,555,216
	Isetan Mitsukoshi Holdings Ltd.	549,300	4,015,903
	Isuzu Motors Ltd.	1,169,200	15,729,012
#	ITOCHU Corp.	693,400	19,776,370
	Izumi Co. Ltd.	3,900	118,243
	J Front Retailing Co. Ltd.	712,300	6,602,246
	Japan Post Holdings Co. Ltd.	1,170,410	8,993,315
	Japan Post Insurance Co. Ltd.	97,800	1,586,774
	JFE Holdings, Inc.	1,257,295	19,212,021
	JGC Holdings Corp.	257,700	2,421,686
	JTEKT Corp.	572,800	5,070,204
	Kajima Corp.	660,500	8,132,573
	Kamigumi Co. Ltd.	342,200	6,890,180
	Kaneka Corp.	244,908	9,391,974
	Kawasaki Heavy Industries Ltd.	677,300	13,744,067
	Kinden Corp.	222,800	3,656,285
	Kokuyo Co. Ltd.	20,200	307,421
	Komatsu Ltd.	539,500	14,130,206
	Konica Minolta, Inc.	5,300	26,233
	K’s Holdings Corp.	403,300	4,163,150
	Kuraray Co. Ltd.	1,529,300	13,838,716
	Kyocera Corp.	179,600	10,515,032
	Lixil Corp.	961,800	24,708,517
	Mabuchi Motor Co. Ltd.	73,100	2,520,360
	Marubeni Corp.	2,948,900	25,022,358
	Maruichi Steel Tube Ltd.	15,500	352,187
*	Mazda Motor Corp.	1,020,400	9,177,755
	Mebuki Financial Group, Inc.	1,258,420	2,576,634
	Medipal Holdings Corp.	329,250	5,956,864
	Mitsubishi Chemical Holdings Corp.	3,181,900	26,337,932
	Mitsubishi Corp.	1,817,600	57,795,971

THE DFA INTERNATIONAL VALUE SERIES

CONTINUED

		Shares	Value»
JAPAN — (Continued)
	Mitsubishi Electric Corp.	931,500	$12,509,517
	Mitsubishi Estate Co. Ltd.	17,100	259,868
	Mitsubishi Gas Chemical Co., Inc.	727,100	14,633,784
	Mitsubishi HC Capital, Inc.	2,653,300	13,304,176
	Mitsubishi Heavy Industries Ltd.	724,500	18,527,537
	Mitsubishi Logistics Corp.	89,600	2,502,119
	Mitsubishi Materials Corp.	518,200	10,059,693
*	Mitsubishi Motors Corp.	1,740,000	5,568,907
#	Mitsubishi UFJ Financial Group, Inc., Sponsored ADR	2,309,712	12,726,513
	Mitsubishi UFJ Financial Group, Inc.	10,193,750	55,897,372
	Mitsui & Co. Ltd., Sponsored ADR	10,883	4,974,489
	Mitsui & Co. Ltd.	1,295,000	29,635,443
	Mitsui Chemicals, Inc.	823,660	24,490,565
	Mitsui Fudosan Co. Ltd.	940,400	21,501,152
	Mitsui OSK Lines Ltd.	295,100	18,606,489
	Mizuho Financial Group, Inc.	2,369,480	31,272,323
	MS&AD Insurance Group Holdings, Inc.	445,453	14,391,402
	Nagase & Co. Ltd.	21,700	367,289
	NEC Corp.	424,210	21,720,409
	NGK Insulators Ltd.	130,100	2,166,314
	NGK Spark Plug Co. Ltd.	270,400	4,319,639
	NH Foods Ltd.	314,767	11,069,624
	Nikon Corp.	695,200	7,665,103
	Nippo Corp.	285,900	10,113,978
	Nippon Express Co. Ltd.	308,324	19,299,364
	Nippon Shokubai Co. Ltd.	84,400	4,409,456
	Nippon Steel Corp.	1,079,293	18,922,985
*	Nissan Motor Co. Ltd.	4,749,500	24,174,285
	Nisshin Seifun Group, Inc.	50,200	792,688
	Nitto Denko Corp.	19,300	1,508,104
	NOK Corp.	258,720	3,003,159
	Nomura Holdings, Inc.	3,219,302	15,331,974
	Nomura Real Estate Holdings, Inc.	521,500	12,713,842
	NSK Ltd.	1,027,500	6,904,240
	Obayashi Corp.	2,342,282	19,774,094
	Oji Holdings Corp.	3,568,100	17,686,134
	ORIX Corp.	3,324,900	66,086,674
	Otsuka Holdings Co. Ltd.	12,500	494,366
	Panasonic Corp.	1,927,800	23,839,219
	Rengo Co. Ltd.	899,500	6,821,021
	Resona Holdings, Inc.	2,821,139	10,597,888
	Ricoh Co. Ltd.	1,326,600	12,918,214
	Sega Sammy Holdings, Inc.	52,200	742,306
	Seiko Epson Corp.	524,700	9,342,842
	Seino Holdings Co. Ltd.	481,500	5,833,804
	Sekisui Chemical Co. Ltd.	40,900	671,935
	Sekisui House Ltd.	1,200,200	24,953,085
	Seven & I Holdings Co. Ltd.	757,600	31,807,657
	Shimamura Co. Ltd.	61,300	5,190,417
	Shimizu Corp.	995,300	7,292,405
#	Shinsei Bank Ltd.	313,400	5,175,702
	Shizuoka Bank Ltd.	851,000	6,852,577
	Showa Denko KK	234,100	5,871,235
	SoftBank Group Corp.	1,571,580	85,081,195
	Sojitz Corp.	666,340	10,993,974
	Sompo Holdings, Inc.	490,056	21,252,179
	Stanley Electric Co. Ltd.	18,900	476,378
	Subaru Corp.	379,484	7,443,498
	Sumitomo Chemical Co. Ltd.	8,266,400	40,722,888

THE DFA INTERNATIONAL VALUE SERIES

CONTINUED

		Shares	Value»
JAPAN — (Continued)
	Sumitomo Corp.	1,110,400	$15,822,823
	Sumitomo Dainippon Pharma Co. Ltd.	110,031	1,556,010
	Sumitomo Electric Industries Ltd.	2,834,000	37,615,294
	Sumitomo Forestry Co. Ltd.	598,600	11,433,829
	Sumitomo Heavy Industries Ltd.	524,600	13,506,084
	Sumitomo Metal Mining Co. Ltd.	378,664	14,689,240
	Sumitomo Mitsui Financial Group, Inc.	1,282,500	41,616,655
	Sumitomo Mitsui Trust Holdings, Inc.	464,844	15,290,488
	Sumitomo Realty & Development Co. Ltd.	200,500	7,246,052
	Sumitomo Rubber Industries Ltd.	770,500	9,495,694
	Suzuken Co. Ltd.	74,900	2,085,062
	Suzuki Motor Corp.	141,900	6,328,295
	T&D Holdings, Inc.	1,301,400	16,691,308
	Taiheiyo Cement Corp.	528,721	11,233,341
	Taisei Corp.	100,500	3,153,603
	Taisho Pharmaceutical Holdings Co. Ltd.	31,100	1,668,859
	Takeda Pharmaceutical Co. Ltd.	2,595,871	72,855,226
	TBS Holdings, Inc.	70,800	1,119,882
	TDK Corp.	43,200	1,570,449
	Teijin Ltd.	855,090	11,477,647
	THK Co. Ltd.	25,300	544,042
	Toda Corp.	717,800	4,521,887
	Tokio Marine Holdings, Inc.	248,119	13,068,426
	Tokyo Tatemono Co. Ltd.	870,300	12,792,020
	Tokyu Fudosan Holdings Corp.	2,556,700	14,814,575
	Toppan, Inc.	599,800	9,682,046
	Toray Industries, Inc.	2,709,300	16,883,045
	Tosoh Corp.	1,241,700	20,911,490
	Toyo Seikan Group Holdings Ltd.	416,349	4,943,744
	Toyo Tire Corp.	24,100	400,745
	Toyoda Gosei Co. Ltd.	265,400	5,430,697
	Toyota Boshoku Corp.	4,100	78,831
	Toyota Industries Corp.	235,800	20,045,966
#	Toyota Motor Corp., Sponsored ADR	49,541	8,747,454
	Toyota Motor Corp.	16,646,950	293,721,364
	Toyota Tsusho Corp.	524,100	22,733,451
	Tsumura & Co.	24,700	769,786
	Ube Industries Ltd.	504,100	9,392,066
	Yamada Holdings Co. Ltd.	1,918,800	7,332,307
	Yamaha Motor Co. Ltd.	698,000	19,455,912
	Yamazaki Baking Co. Ltd.	61,200	929,677
	Yokohama Rubber Co. Ltd.	563,500	9,535,071
	Zeon Corp.	404,300	4,796,610

TOTAL JAPAN			2,571,249,202

NETHERLANDS — (5.0%)
Ω	ABN AMRO Bank NV	838,120	12,326,825
#	Aegon NV	2,455,829	12,456,672
	Aegon NV	405,108	2,045,796
	Akzo Nobel NV	215,591	24,775,028
	ArcelorMittal SA	652,213	22,057,919
	ArcelorMittal SA	590,702	20,184,291
	ASM International NV	6,676	3,021,455
	Coca-Cola Europacific Partners PLC	71,295	3,770,104
#	Heineken NV	255,246	28,252,935
	ING Groep NV	4,722,058	71,628,435
	Koninklijke Ahold Delhaize NV	4,840,597	157,476,505
	Koninklijke DSM NV	340,858	74,470,035
	Koninklijke KPN NV	3,017,967	9,017,485

THE DFA INTERNATIONAL VALUE SERIES

CONTINUED

		Shares	Value»
NETHERLANDS — (Continued)
	Koninklijke Philips NV	991,539	$46,776,020
	Koninklijke Philips NV	33,022	1,560,290
#	NN Group NV	651,196	34,810,828
	Randstad NV	272,591	19,584,953
Ω	Signify NV	9,094	440,662
	Stellantis NV	3,600,675	71,894,458
	Universal Music Group NV	253,853	7,370,098

TOTAL NETHERLANDS			623,920,794

NEW ZEALAND — (0.2%)
*	Auckland International Airport Ltd.	1,979,607	11,346,870
	Chorus Ltd.	297,294	1,357,626
	EBOS Group Ltd.	201,357	5,234,805
	Fletcher Building Ltd.	1,466,314	7,541,712
	Fonterra Co-operative Group Ltd.	293,628	842,259
#	Ryman Healthcare Ltd.	148,330	1,535,100
	Summerset Group Holdings Ltd.	227,807	2,370,018

TOTAL NEW ZEALAND			30,228,390

NORWAY — (1.1%)
	Austevoll Seafood ASA	161,536	2,186,971
#	DNB Bank ASA	1,885,402	44,866,297
Ω	Elkem ASA	46,252	183,846
	Equinor ASA	902,881	22,877,495
	Golden Ocean Group Ltd.	4,298	38,872
	Norsk Hydro ASA	3,579,188	26,290,802
	Schibsted ASA, Class A	9,681	500,170
	Schibsted ASA, Class B	5,526	250,655
	SpareBank 1 SR-Bank ASA	369,350	5,664,611
	Storebrand ASA	1,260,839	13,522,662
	Subsea 7 SA	453,890	4,074,344
	Yara International ASA	228,157	11,924,138

TOTAL NORWAY			132,380,863

PORTUGAL — (0.1%)
††	Banco Espirito Santo SA	2,631,973	0
	EDP Renovaveis SA	273,356	7,612,618
	Galp Energia SGPS SA	154,856	1,608,635

TOTAL PORTUGAL			9,221,253

SINGAPORE — (0.7%)
*	Capitaland Investment Ltd.	4,949,500	12,626,088
	City Developments Ltd.	1,395,500	7,575,416
	Frasers Property Ltd.	492,700	427,869
	Hongkong Land Holdings Ltd.	1,361,700	7,519,675
	Jardine Cycle & Carriage Ltd.	53,300	891,027
	Keppel Corp. Ltd.	6,501,200	25,943,606
	Olam International Ltd.	468,110	590,104
	Oversea-Chinese Banking Corp. Ltd.	557,700	4,875,317
# *	Singapore Airlines Ltd.	3,794,200	14,615,444
	Singapore Land Group Ltd.	1,068,870	2,142,317
	UOL Group Ltd.	1,203,774	6,456,354
	Yangzijiang Shipbuilding Holdings Ltd.	4,594,100	4,850,215

TOTAL SINGAPORE			88,513,432

THE DFA INTERNATIONAL VALUE SERIES

CONTINUED

		Shares	Value»
SPAIN — (2.2%)
	Banco Bilbao Vizcaya Argentaria SA	9,200,845	$64,388,674
#	Banco Bilbao Vizcaya Argentaria SA, Sponsored ADR	1,180,341	8,226,977
#	Banco Santander SA	42,993,563	163,078,151
	CaixaBank SA	724,209	2,081,857
	Iberdrola SA	1,112,213	13,145,443
	Repsol SA	2,140,909	27,421,899

TOTAL SPAIN			278,343,001

SWEDEN — (2.7%)
	AFRYAB	26,576	790,823
	BillerudKorsnas AB	476,923	9,989,613
	Boliden AB	1,195,043	42,130,288
	Bure Equity AB	29,701	1,378,641
Ω	Dometic Group AB	380,509	5,549,897
	Getinge AB, Class B	481,418	21,544,342
	Holmen AB, Class A	5,562	257,030
	Holmen AB, Class B	197,104	8,750,649
	Husqvarna AB, Class B	170,464	2,429,268
	ICA Gruppen AB	165,222	8,549,297
#	Industrivarden AB, Class A	19,407	640,202
	Intrum AB	31,684	899,334
*	Millicom International Cellular SA	137,201	4,804,146
*	Pandox AB, Class B	75,798	1,335,750
	Peab AB, Class B	301,642	3,791,530
	Saab AB, Class B	77,854	2,170,430
	Securitas AB, Class B	77,531	1,284,431
	Skandinaviska Enskilda Banken AB, Class A	2,605,519	40,744,655
#	Skandinaviska Enskilda Banken AB, Class C	14,462	231,673
	Skanska AB, Class B	197,166	5,013,120
	SKF AB, Class B	1,179,544	27,395,129
*	SSAB AB, Class A	195,445	1,113,711
*	SSAB AB, Class B	528,415	2,641,102
	Svenska Cellulosa AB SCA, Class A	52,363	826,582
	Svenska Cellulosa AB SCA, Class B	603,970	9,437,068
	Svenska Handelsbanken AB, Class A	1,224,329	14,033,670
#	Svenska Handelsbanken AB, Class B	37,204	470,028
#	Swedbank AB, Class A	798,149	17,310,812
	Tele2 AB, Class B	408,453	5,772,812
#	Telia Co. AB	6,786,020	26,729,081
	Trelleborg AB, Class B	645,792	14,780,649
	Volvo AB, Class A	179,649	4,247,104
	Volvo AB, Class B	2,155,006	50,252,909

TOTAL SWEDEN			337,295,776

SWITZERLAND — (8.3%)
	ABB Ltd.	1,805,001	59,715,251
	Adecco Group AG	399,943	20,149,141
#	Alcon, Inc.	63,250	5,272,553
	Alcon, Inc.	498,598	41,342,957
	Baloise Holding AG	105,344	16,787,625
	Barry Callebaut AG	484	1,120,873
	Chocoladefabriken Lindt & Spruengli AG	3	360,396
	Cie Financiere Richemont SA	797,506	98,691,665
	Clariant AG	54,961	1,157,068
	Credit Suisse Group AG	1,363,427	14,181,967
	Credit Suisse Group AG, Sponsored ADR	1,195,011	12,320,564
	Holcim Ltd.	997,555	49,760,597
	Holcim Ltd.	375,078	18,805,029

THE DFA INTERNATIONAL VALUE SERIES

CONTINUED

		Shares	Value»
SWITZERLAND — (Continued)
	Julius Baer Group Ltd.	716,015	$51,790,854
	Novartis AG, Sponsored ADR	794,280	65,734,613
	Novartis AG	1,706,093	141,115,564
	SIG Combibloc Group AG	62,630	1,637,943
	Swatch Group AG	47,812	13,159,991
	Swatch Group AG	123,912	6,592,023
	Swiss Life Holding AG	69,548	38,151,687
	Swiss Prime Site AG	120,516	12,252,414
	Swiss Re AG	399,672	38,718,426
	Swisscom AG	76,438	41,622,350
	UBS Group AG	6,030,163	109,765,116
#	UBS Group AG	1,233,581	22,389,495
	Vifor Pharma AG	55,433	7,157,828
	Zurich Insurance Group AG	344,357	152,626,097

TOTAL SWITZERLAND			1,042,380,087

UNITED KINGDOM — (13.9%)
	Abrdn Plc	830,787	2,887,895
Ω	Airtel Africa PLC	31,927	47,865
	Anglo American PLC	1,391,761	52,946,796
	Aviva PLC	13,916,649	75,093,073
#	Barclays PLC, Sponsored ADR	7,035,082	78,722,568
	Barclays PLC	191,609	528,740
	Barratt Developments PLC	968,048	8,788,010
	Bellway PLC	17,107	776,211
	BP PLC, Sponsored ADR	5,912,515	170,221,307
	BP PLC	7,690,578	36,844,794
#	British American Tobacco PLC, Sponsored ADR	838,885	29,293,864
	British American Tobacco PLC	3,024,009	105,188,388
*	BT Group PLC	23,587,515	44,812,243
*	Carnival PLC	97,652	1,971,169
	DS Smith PLC	1,251,490	6,564,909
	Glencore PLC	23,897,614	119,501,940
	HSBC Holdings PLC	13,535,003	81,550,718
#	HSBC Holdings PLC, Sponsored ADR	2,324,211	69,889,024
	J Sainsbury PLC	7,868,098	32,226,618
	Kingfisher PLC	7,975,671	36,605,066
	Lloyds Banking Group PLC	164,752,825	112,753,659
#	Lloyds Banking Group PLC, ADR	1,844,768	5,017,769
	M&G PLC	2,570,896	7,023,943
	Melrose Industries PLC	4,376,981	9,443,532
	Natwest Group PLC	5,175,515	15,605,081
	Natwest Group PLC, Sponsored ADR	686,481	4,153,210
	Pearson PLC	309,149	2,543,871
	Pearson PLC, Sponsored ADR	1,015,920	8,411,818
	Phoenix Group Holdings PLC	577,549	5,185,539
	Royal Dutch Shell PLC, Sponsored ADR, Class B	8,519,230	390,521,503
	Royal Dutch Shell PLC, Class B	283,225	6,499,652
	Royal Mail PLC	720,281	4,152,290
	Standard Chartered PLC	4,078,355	27,581,914
	Tesco PLC	2,630,005	9,710,679
	Vodafone Group PLC	58,351,986	86,002,139
#	Vodafone Group PLC, Sponsored ADR	4,011,201	59,967,459
#	WPP PLC, Sponsored ADR	90,253	6,530,707
	WPP PLC	2,296,513	33,195,569

TOTAL UNITED KINGDOM			1,748,761,532

THE DFA INTERNATIONAL VALUE SERIES

CONTINUED

	Shares	Value»
UNITED STATES — (0.0%)
Ovintiv, Inc.	47,700	$1,789,521

TOTAL COMMON STOCKS		11,912,541,947

PREFERRED STOCKS — (1.4%)
GERMANY — (1.4%)
Bayerische Motoren Werke AG	152,008	12,957,422
Porsche Automobil Holding SE	307,547	32,008,395
Volkswagen AG	601,156	134,918,290

TOTAL GERMANY		179,884,107

RIGHTS/WARRANTS — (0.0%)
CANADA — (0.0%)
* Cenovus Energy, Inc. Warrants 01/01/26	36,699	275,183

TOTAL INVESTMENT SECURITIES (Cost $10,175,872,330)		12,092,701,237

			Value†
SECURITIES LENDING COLLATERAL — (3.9%)
@ §	The DFA Short Term Investment Fund	42,813,604	495,353,403

TOTAL INVESTMENTS — (100.0%) (Cost $10,671,138,666)			$12,588,054,640

ADR American Depositary Receipt

SA Special Assessment

»	Securities that have been fair value factored. See Note B to Financial Statements.

*	Non-Income Producing Securities.

#	Total or Partial Securities on Loan.
Ω

Rule 144A, Section 4(2), or other security that is restricted as to resale to institutional investors. This security has been deemed liquid based upon the Fund’s Liquidity Guidelines. The liquidity determination is unaudited.

††	Security valued using significant unobservable inputs (Level 3).

†	See Note B to Financial Statements.

@	Security purchased with cash collateral received from Securities on Loan.

§	Affiliated Fund.

As of October 31, 2021, The DFA International Value Series had entered into the following outstanding futures contracts:

Description	Number of Contracts	Expiration Date	Notional Value	Market Value	Unrealized Appreciation (Depreciation)
Long Position Contracts:
S&P 500® Emini Index	384	12/17/21	$85,247,563	$88,262,400	$3,014,837

Total Futures Contracts			$85,247,563	$88,262,400	$3,014,837

Summary of the Series’ investments as of October 31, 2021, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	—	$753,637,345	—	$753,637,345
Austria	—	1,511,840	—	1,511,840
Belgium	—	84,789,324	—	84,789,324

THE DFA INTERNATIONAL VALUE SERIES

CONTINUED

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Canada	$1,186,857,942	—	—	$1,186,857,942
Denmark	—	$273,427,478	—	273,427,478
Finland	—	117,103,920	—	117,103,920
France	—	1,237,630,093	—	1,237,630,093
Germany	20,713,362	799,233,786	—	819,947,148
Hong Kong	—	241,189,297	—	241,189,297
Ireland	25,356,712	21,602,675	—	46,959,387
Israel	6,959,330	43,430,292	—	50,389,622
Italy	6,135,895	228,878,805	—	235,014,700
Japan	26,448,456	2,544,800,746	—	2,571,249,202
Netherlands	31,160,475	592,760,319	—	623,920,794
New Zealand	—	30,228,390	—	30,228,390
Norway	—	132,380,863	—	132,380,863
Portugal	—	9,221,253	—	9,221,253
Singapore	12,626,088	75,887,344	—	88,513,432
Spain	8,226,977	270,116,024	—	278,343,001
Sweden	—	337,295,776	—	337,295,776
Switzerland	105,717,225	936,662,862	—	1,042,380,087
United Kingdom	822,729,229	926,032,303	—	1,748,761,532
United States	1,789,521	—	—	1,789,521
Preferred Stocks
Germany	—	179,884,107	—	179,884,107
Rights/Warrants
Canada	—	275,183	—	275,183
Securities Lending Collateral	—	495,353,403	—	495,353,403
Futures Contracts**	3,014,837	—	—	3,014,837

TOTAL	$2,257,736,049	$10,333,333,428	—	$12,591,069,477

**	Valued at the unrealized appreciation/(depreciation) on the investment.

See accompanying Notes to Financial Statements.

THE EMERGING MARKETS SERIES

SCHEDULE OF INVESTMENTS

October 31, 2021

		Shares	Value»
COMMON STOCKS — (97.6%)
BRAZIL — (3.0%)
	Ambev SA, ADR	2,170,950	$6,426,012
*	Americanas SA	199,121	1,047,857
	Atacadao SA	608,689	1,794,639
	B3 SA - Brasil Bolsa Balcao	2,833,971	5,980,473
	Banco Bradesco SA	720,380	2,169,896
	Banco BTG Pactual SA	541,804	2,164,797
	Banco do Brasil SA	697,650	3,522,985
	Banco Inter SA	78,934	161,957
	Banco Santander Brasil SA	214,624	1,308,173
	BB Seguridade Participacoes SA	478,843	1,874,206
*	Braskem SA, Sponsored ADR	67,098	1,299,688
*	BRF SA	624,423	2,570,138
	CCR SA	1,918,917	3,886,251
	Centrais Eletricas Brasileiras SA	133,977	803,083
	Cia de Saneamento Basico do Estado de Sao Paulo	288,020	1,796,361
#	Cia de Saneamento Basico do Estado de Sao Paulo, ADR	40,965	257,260
	Cia Energetica de Minas Gerais	166,025	488,914
	Cia Paranaense de Energia, Sponsored ADR	17,400	88,914
	Cia Paranaense de Energia	39,800	205,918
	Cia Siderurgica Nacional SA, Sponsored ADR	545,056	2,223,828
	Cia Siderurgica Nacional SA	201,965	815,189
	Cosan SA	519,496	1,821,614
	CPFL Energia SA	146,500	682,947
	Energisa SA	228,135	1,601,529
*	Eneva SA	222,000	566,427
	Engie Brasil Energia SA	142,776	984,339
	Equatorial Energia SA	1,008,121	4,086,929
	Gerdau SA, Sponsored ADR	750,154	3,548,228
*	Getnet Adquirencia e Servicos para Meios de Pagamento SA	53,656	41,451
Ω	Hapvida Participacoes e Investimentos SA	467,407	955,717
	Hypera SA	368,936	1,834,286
	Itau Unibanco Holding SA	217,203	809,345
	JBS SA	907,200	6,277,005
*	Klabin SA	1,184,590	4,814,929
	Localiza Rent a Car SA	284,714	2,285,259
	Lojas Americanas SA	153,211	133,834
	Lojas Renner SA	822,247	4,695,599
	Magazine Luiza SA	1,132,402	2,168,976
*	Natura & Co. Holding SA	519,291	3,579,223
	Neoenergia SA	13,100	35,978
	Notre Dame Intermedica Participacoes SA	191,892	2,182,152
*	Petro Rio SA	599,305	2,492,237
	Petroleo Brasileiro SA, Sponsored ADR	1,257,307	12,082,720
	Petroleo Brasileiro SA, Sponsored ADR	227,883	2,237,811
	Petroleo Brasileiro SA	2,733,556	13,401,874
	Porto Seguro SA	352,474	1,457,660
	Raia Drogasil SA	676,185	2,785,588
*	Rumo SA	1,345,731	3,812,722
	Sendas Distribuidora SA	1,324,200	3,587,480
*	Suzano SA	480,607	4,192,261
# *	Suzano SA, Sponsored ADR	74,273	651,373
	Telefonica Brasil SA	248,062	2,000,741
	TIM SA	1,144,280	2,274,854
	TOTVS SA	323,491	1,877,736
	Ultrapar Participacoes SA	396,163	916,037
	Usinas Siderurgicas de Minas Gerais SA Usiminas	40,000	91,286
	Vale SA, Sponsored ADR	492,462	6,269,048

THE EMERGING MARKETS SERIES

CONTINUED

		Shares	Value»
BRAZIL — (Continued)
	Vale SA	2,960,013	$37,557,408
	Vibra Energia SA	659,755	2,452,543
	WEG SA	772,566	5,064,840
*	XP, Inc.	58,513	1,918,028

TOTAL BRAZIL			191,116,553

CHILE — (0.4%)
	Aguas Andinas SA, Class A	46,865	8,937
	Banco de Chile, ADR	128,473	2,220,001
	Banco de Credito e Inversiones SA	44,964	1,514,592
	Banco Santander Chile, ADR	78,503	1,391,073
	CAP SA	95,505	945,800
	Cencosud SA	2,030,933	2,970,410
	Cencosud Shopping SA	306,396	296,438
	Cia Cervecerias Unidas SA	9,080	76,075
	Cia Cervecerias Unidas SA, Sponsored ADR	22,534	381,050
	Cia Sud Americana de Vapores SA	24,425,440	1,587,463
	Colbun SA	6,066,618	418,297
	Embotelladora Andina SA, ADR, Class B	24,029	294,836
	Empresa Nacional de Telecomunicaciones SA	248,695	853,003
	Empresas CMPC SA	882,894	1,629,090
	Empresas COPEC SA	199,016	1,565,541
#	Enel Americas SA, ADR	531,039	3,005,681
#	Enel Chile SA, ADR	612,583	1,329,305
	Falabella SA	296,510	819,772
	Plaza SA	228,768	228,327
	Sociedad Quimica y Minera de Chile SA, Sponsored ADR	94,021	5,160,813

TOTAL CHILE			26,696,504

CHINA — (31.5%)
*	360 Security Technology, Inc., Class A	409,600	770,546
*	51job, Inc., ADR	36,065	2,148,031
	AAC Technologies Holdings, Inc.	1,726,500	7,462,306
	Addsino Co. Ltd., Class A	129,000	309,789
	AECC Aero-Engine Control Co. Ltd., Class A	68,057	283,882
	AECC Aviation Power Co. Ltd., Class A	79,700	736,435
	Agile Group Holdings Ltd.	2,346,000	1,839,130
	Agricultural Bank of China Ltd., Class H	23,317,000	7,923,285
	Aier Eye Hospital Group Co. Ltd., Class A	226,236	1,710,968
*	Air China Ltd., Class H	1,830,000	1,287,446
*	Alibaba Group Holding Ltd., Sponsored ADR	929,746	153,352,305
*	Alibaba Group Holding Ltd.	714,100	14,683,794
*	Alibaba Health Information Technology Ltd.	2,164,000	2,709,735
Ω	A-Living Smart City Services Co. Ltd.	58,500	194,190
*	Aluminum Corp. of China Ltd., ADR	21,075	316,125
*	Aluminum Corp. of China Ltd., Class H	7,152,000	4,304,004
	Angang Steel Co. Ltd., Class H	468,000	251,563
	Angel Yeast Co. Ltd., Class A	106,100	922,750
	Anhui Anke Biotechnology Group Co. Ltd., Class A	38,520	73,789
	Anhui Conch Cement Co. Ltd., Class H	2,516,500	12,443,855
	Anhui Gujing Distillery Co. Ltd., Class A	18,116	643,845
	Anhui Honglu Steel Construction Group Co. Ltd., Class A	52,819	348,536
	Anhui Kouzi Distillery Co. Ltd., Class A	71,000	671,249
	Anhui Yingjia Distillery Co. Ltd., Class A	74,000	702,137
	ANTA Sports Products Ltd.	781,000	12,100,595
	Apeloa Pharmaceutical Co. Ltd., Class A	163,520	887,573
	Asymchem Laboratories Tianjin Co. Ltd., Class A	7,200	447,749
	Autobio Diagnostics Co. Ltd., Class A	47,984	410,638

THE EMERGING MARKETS SERIES

CONTINUED

		Shares	Value»
CHINA — (Continued)
	Avary Holding Shenzhen Co. Ltd., Class A	112,776	$616,961
	AVIC Electromechanical Systems Co. Ltd., Class A	155,700	369,414
	AVIC Industry-Finance Holdings Co. Ltd., Class A	327,700	199,379
	AVICOPTER PLC, Class A	22,704	223,173
	Bafang Electric Suzhou Co. Ltd., Class A	8,500	316,993
*	Baidu, Inc., Sponsored ADR	137,226	22,263,546
*	Baidu, Inc., Class A	766,950	15,671,958
	Bank of Beijing Co. Ltd., Class A	1,062,508	735,412
	Bank of Changsha Co. Ltd., Class A	436,484	548,649
	Bank of Chengdu Co. Ltd., Class A	441,950	881,476
	Bank of China Ltd., Class H	39,731,181	14,060,927
	Bank of Communications Co. Ltd., Class H	10,379,515	6,174,594
	Bank of Guiyang Co. Ltd., Class A	515,395	543,741
	Bank of Hangzhou Co. Ltd., Class A	352,304	785,814
	Bank of Jiangsu Co. Ltd., Class A	742,270	729,418
	Bank of Nanjing Co. Ltd., Class A	787,380	1,193,459
	Bank of Ningbo Co. Ltd., Class A	288,493	1,719,880
	Bank of Shanghai Co. Ltd., Class A	713,983	813,481
	Bank of Suzhou Co. Ltd., Class A	323,800	348,776
	Baoshan Iron & Steel Co. Ltd., Class A	1,014,500	1,129,170
# *	BeiGene Ltd., ADR	741	265,071
*	BeiGene Ltd.	191,700	5,301,005
	Beijing Capital Eco-Environment Protection Group Co. Ltd., Class A	818,160	429,892
	Beijing Dabeinong Technology Group Co. Ltd., Class A	404,252	542,101
	Beijing Easpring Material Technology Co. Ltd., Class A	34,600	478,952
	Beijing Enlight Media Co. Ltd., Class A	221,406	323,957
	Beijing New Building Materials PLC, Class A	172,803	761,482
	Beijing Oriental Yuhong Waterproof Technology Co. Ltd., Class A	132,362	860,281
	Beijing Originwater Technology Co. Ltd., Class A	293,800	319,778
	Beijing Shiji Information Technology Co. Ltd., Class A	87,729	324,707
*	Beijing Shougang Co. Ltd., Class A	257,300	231,399
	Beijing Shunxin Agriculture Co. Ltd., Class A	62,300	317,279
	Beijing Tiantan Biological Products Corp. Ltd., Class A	64,347	290,438
	Beijing Tongrentang Co. Ltd., Class A	36,400	182,411
	Beijing United Information Technology Co. Ltd., Class A	8,800	154,110
	Beijing Yuanliu Hongyuan Electronic Technology Co. Ltd., Class A	17,400	441,728
	Betta Pharmaceuticals Co. Ltd., Class A	19,406	239,990
	BGI Genomics Co. Ltd., Class A	55,500	772,115
*	Bilibili, Inc., Class Z	63,320	4,639,828
	BOC International China Co. Ltd., Class A	179,500	372,427
	BOE Technology Group Co. Ltd., Class A	2,001,800	1,537,947
#	Bosideng International Holdings Ltd.	3,082,000	2,388,098
*	BTG Hotels Group Co. Ltd., Class A	44,400	169,657
	BYD Co. Ltd., Class H	514,386	19,674,020
	By-health Co. Ltd., Class A	124,793	496,766
	C&S Paper Co. Ltd., Class A	148,000	393,797
	Caitong Securities Co. Ltd., Class A	421,300	675,171
* Ω	CanSino Biologics, Inc., Class H	39,000	997,409
	CECEP Solar Energy Co. Ltd., Class A	241,000	420,101
	CECEP Wind-Power Corp., Class A	356,800	411,278
	Centre Testing International Group Co. Ltd., Class A	27,300	117,681
Ω	CGN Power Co. Ltd., Class H	4,899,000	1,318,798
	Chacha Food Co. Ltd., Class A	31,000	276,121
	Changchun High & New Technology Industry Group, Inc., Class A	20,700	882,596
	Changjiang Securities Co. Ltd., Class A	649,070	734,134
	Changzhou Xingyu Automotive Lighting Systems Co. Ltd., Class A	17,700	632,415
	Chaozhou Three-Circle Group Co. Ltd., Class A	139,705	873,815
	Chengtun Mining Group Co. Ltd., Class A	229,600	366,964
*	Chengxin Lithium Group Co. Ltd., Class A	32,529	293,803

THE EMERGING MARKETS SERIES

CONTINUED

		Shares	Value»
CHINA — (Continued)
*	Chifeng Jilong Gold Mining Co. Ltd., Class A	203,200	$516,325
	China Baoan Group Co. Ltd., Class A	129,234	423,908
	China Cinda Asset Management Co. Ltd., Class H	3,106,000	518,534
	China CITIC Bank Corp. Ltd., Class H	9,190,928	4,031,597
	China Coal Energy Co. Ltd., Class H	3,786,777	2,310,257
††	China Common Rich Renewable Energy Investments Ltd.	5,416,000	652,593
	China Conch Venture Holdings Ltd.	1,567,000	7,614,594
	China Construction Bank Corp., Class H	79,728,590	54,261,738
	China CSSC Holdings Ltd., Class A	45,800	160,933
# *	China Eastern Airlines Corp. Ltd., ADR	11,904	230,104
*	China Eastern Airlines Corp. Ltd., Class H	3,082,000	1,209,234
	China Everbright Bank Co. Ltd., Class H	4,752,000	1,671,093
Ω	China Feihe Ltd.	5,705,000	9,471,978
	China Galaxy Securities Co. Ltd., Class H	5,850,000	3,257,141
	China Gas Holdings Ltd.	6,299,200	15,722,928
	China Great Wall Securities Co. Ltd., Class A	196,900	351,748
	China Greatwall Technology Group Co. Ltd., Class A	182,800	384,440
	China Hongqiao Group Ltd.	4,467,000	4,963,065
Ω	China International Capital Corp. Ltd., Class H	2,061,200	5,103,054
	China International Marine Containers Group Co. Ltd., Class H	524,820	1,039,815
	China Jushi Co. Ltd., Class A	396,469	1,184,425
#	China Life Insurance Co. Ltd., ADR	455,615	3,927,401
	China Life Insurance Co. Ltd., Class H	1,945,000	3,378,989
* Ω	China Literature Ltd.	337,200	2,339,653
	China Longyuan Power Group Corp. Ltd., Class H	2,872,000	6,717,712
	China Mengniu Dairy Co. Ltd.	2,224,000	14,150,339
	China Merchants Bank Co. Ltd., Class H	3,434,554	28,782,038
	China Merchants Energy Shipping Co. Ltd., Class A	607,440	434,316
# Ω	China Merchants Securities Co. Ltd., Class H	535,860	846,618
	China Merchants Shekou Industrial Zone Holdings Co. Ltd., Class A	459,273	749,062
	China Minmetals Rare Earth Co. Ltd., Class A	41,491	246,071
#	China Minsheng Banking Corp. Ltd., Class H	4,818,600	1,910,558
	China Molybdenum Co. Ltd., Class H	5,004,966	3,094,083
	China National Building Material Co. Ltd., Class H	10,930,000	13,698,492
	China National Medicines Corp. Ltd., Class A	31,900	151,961
	China National Nuclear Power Co. Ltd., Class A	1,600,390	1,715,181
	China National Software & Service Co. Ltd., Class A	20,300	162,735
	China Northern Rare Earth Group High-Tech Co. Ltd., Class A	133,500	1,058,813
	China Oilfield Services Ltd., Class H	4,074,000	3,896,236
	China Overseas Land & Investment Ltd.	7,665,500	16,906,687
	China Pacific Insurance Group Co. Ltd., Class H	4,918,400	15,039,840
	China Petroleum & Chemical Corp., ADR	52,089	2,535,678
	China Petroleum & Chemical Corp., Class H	12,896,800	6,283,743
	China Railway Group Ltd., Class H	7,014,000	3,426,305
Ω	China Railway Signal & Communication Corp. Ltd., Class H	2,390,000	838,423
	China Resources Beer Holdings Co. Ltd.	1,137,611	9,393,069
	China Resources Cement Holdings Ltd.	6,186,000	5,201,833
	China Resources Gas Group Ltd.	2,140,000	11,486,106
#	China Resources Land Ltd.	5,690,666	22,110,902
	China Resources Power Holdings Co. Ltd.	2,194,517	5,679,899
	China Resources Sanjiu Medical & Pharmaceutical Co. Ltd., Class A	110,058	414,917
	China Shenhua Energy Co. Ltd., Class H	5,763,500	12,393,224
*	China Southern Airlines Co. Ltd., Sponsored ADR	7,704	232,969
# *	China Southern Airlines Co. Ltd., Class H	1,720,000	1,045,953
	China State Construction Engineering Corp. Ltd., Class A	1,922,400	1,398,617
	China Suntien Green Energy Corp. Ltd., Class H	673,000	534,877
	China Taiping Insurance Holdings Co. Ltd.	3,127,306	4,758,791
	China Tourism Group Duty Free Corp. Ltd., Class A	91,500	3,832,275
Ω	China Tower Corp. Ltd., Class H	65,824,000	8,530,708

THE EMERGING MARKETS SERIES

CONTINUED

		Shares	Value»
CHINA — (Continued)
	China TransInfo Technology Co. Ltd., Class A	145,530	$304,127
	China Vanke Co. Ltd., Class H	3,341,320	7,806,757
	China Yangtze Power Co. Ltd., Class A	748,847	2,488,648
	China Zhenhua Group Science & Technology Co. Ltd., Class A	36,400	589,488
#	China Zheshang Bank Co. Ltd., Class H	82,000	32,981
*	Chongqing Brewery Co. Ltd., Class A	21,500	504,381
	Chongqing Changan Automobile Co. Ltd., Class A	186,420	570,147
	Chongqing Rural Commercial Bank Co. Ltd., Class H	2,634,000	947,498
	Chongqing Zhifei Biological Products Co. Ltd., Class A	83,314	1,958,647
	Chow Tai Seng Jewellery Co. Ltd., Class A	82,704	244,124
	CIFI Holdings Group Co. Ltd.	4,041,191	2,243,177
	CITIC Ltd.	4,725,000	4,733,483
	CITIC Securities Co. Ltd., Class H	2,142,000	5,438,446
	CNNC Hua Yuan Titanium Dioxide Co. Ltd., Class A	144,300	310,884
	CNOOC Energy Technology & Services Ltd., Class A	406,800	183,634
	Contemporary Amperex Technology Co. Ltd., Class A	61,920	6,202,652
# *	COSCO SHIPPING Holdings Co. Ltd., Class H	3,966,299	6,143,429
	Country Garden Holdings Co. Ltd.	15,537,519	14,620,914
	Country Garden Services Holdings Co. Ltd.	1,136,492	8,749,261
Ω	CSC Financial Co. Ltd., Class H	1,105,500	1,168,604
	CSG Holding Co. Ltd., Class A	225,400	318,574
	CSPC Pharmaceutical Group Ltd.	17,069,200	17,811,704
	Daan Gene Co. Ltd., Class A	171,580	515,513
Ω	Dali Foods Group Co. Ltd.	4,627,500	2,576,507
	Daqin Railway Co. Ltd., Class A	883,060	876,201
	DaShenLin Pharmaceutical Group Co. Ltd., Class A	94,095	519,920
	Datang International Power Generation Co. Ltd., Class H	2,826,000	510,735
	DHC Software Co. Ltd., Class A	290,300	314,860
	Do-Fluoride New Materials Co. Ltd., Class A	31,200	303,485
	Dong-E-E-Jiao Co. Ltd., Class A	42,611	270,074
	Dongfang Electric Corp. Ltd., Class H	151,800	242,216
	Dongfeng Motor Group Co. Ltd., Class H	1,426,000	1,328,115
	Dongxing Securities Co. Ltd., Class A	323,718	554,436
	East Money Information Co. Ltd., Class A	325,440	1,673,578
	Ecovacs Robotics Co. Ltd., Class A	14,400	386,088
	ENN Energy Holdings Ltd.	561,700	9,677,236
	ENN Natural Gas Co. Ltd., Class A	245,000	705,345
* Ω	ESR Cayman Ltd.	965,200	3,123,257
	Eve Energy Co. Ltd., Class A	38,105	675,439
# Ω	Everbright Securities Co. Ltd., Class H	512,600	400,320
	Fangda Carbon New Material Co. Ltd., Class A	374,324	629,084
	FAW Jiefang Group Co. Ltd.	112,300	183,062
	First Capital Securities Co. Ltd., Class A	320,000	341,506
	Flat Glass Group Co. Ltd., Class H	412,000	2,208,596
	Focus Media Information Technology Co. Ltd., Class A	1,270,900	1,456,370
	Foshan Haitian Flavouring & Food Co. Ltd., Class A	182,121	3,334,859
	Fosun International Ltd.	3,325,222	3,895,888
	Founder Securities Co. Ltd., Class A	411,200	524,333
	Fu Jian Anjoy Foods Co. Ltd., Class A	14,400	454,978
	Fujian Funeng Co. Ltd., Class A	31,900	89,190
	Fujian Sunner Development Co. Ltd., Class A	215,363	756,088
# *	Futu Holdings Ltd., ADR	58,356	3,123,213
Ω	Fuyao Glass Industry Group Co. Ltd., Class H	791,200	4,555,490
Ω	Ganfeng Lithium Co. Ltd., Class H	82,800	1,551,315
	G-bits Network Technology Xiamen Co. Ltd., Class A	11,400	608,553
* ††	GCL-Poly Energy Holdings Ltd.	20,189,000	3,853,308
	GD Power Development Co. Ltd., Class A	229,600	99,971
# *	GDS Holdings Ltd., ADR	45,771	2,718,797
*	GDS Holdings Ltd., Class A	324,600	2,437,758

THE EMERGING MARKETS SERIES

CONTINUED

		Shares	Value»
CHINA — (Continued)
	Geely Automobile Holdings Ltd.	8,400,000	$29,153,372
	GEM Co. Ltd., Class A	143,076	243,354
	Gemdale Corp., Class A	343,800	545,237
*	Genscript Biotech Corp.	660,000	2,920,419
	GF Securities Co. Ltd., Class H	1,723,400	2,923,086
	Giant Network Group Co. Ltd., Class A	153,702	238,402
	Gigadevice Semiconductor Beijing, Inc., Class A	23,374	619,815
	Ginlong Technologies Co. Ltd., Class A	12,550	547,714
	GoerTek, Inc., Class A	198,500	1,348,179
*	Gotion High-tech Co. Ltd., Class A	68,900	634,520
	Grandblue Environment Co. Ltd., Class A	4,600	15,879
	Great Wall Motor Co. Ltd., Class H	2,087,000	9,390,549
	Gree Electric Appliances, Inc. of Zhuhai, Class A	160,333	915,723
	Greenland Holdings Corp. Ltd., Class A	547,575	351,767
	GRG Banking Equipment Co. Ltd., Class A	218,700	353,722
	Guangdong Haid Group Co. Ltd., Class A	89,300	914,889
*	Guangdong HEC Technology Holding Co. Ltd., Class A	116,900	193,864
	Guangdong Investment Ltd.	2,818,000	3,543,247
	Guangdong Kinlong Hardware Products Co. Ltd., Class A	12,200	253,210
*	Guanghui Energy Co. Ltd., Class A	764,600	789,101
	Guangxi Guiguan Electric Power Co. Ltd., Class A	34,400	31,093
	Guangzhou Automobile Group Co. Ltd., Class H	2,971,162	2,804,657
	Guangzhou Baiyunshan Pharmaceutical Holdings Co. Ltd., Class H	190,000	480,353
	Guangzhou Haige Communications Group, Inc. Co., Class A	222,052	327,557
	Guangzhou Kingmed Diagnostics Group Co. Ltd., Class A	24,501	439,757
	Guangzhou Shiyuan Electronic Technology Co. Ltd., Class A	37,300	442,372
	Guangzhou Tinci Materials Technology Co. Ltd., Class A	28,820	741,673
	Guangzhou Yuexiu Financial Holdings Group Co. Ltd., Class A	225,855	272,669
	Guosen Securities Co. Ltd., Class A	186,700	332,764
* Ω	Guotai Junan Securities Co. Ltd., Class H	474,400	647,662
	Guoyuan Securities Co. Ltd., Class A	512,240	593,453
	Haier Smart Home Co. Ltd., Class A	258,200	1,097,143
	Haier Smart Home Co. Ltd., Class H	3,771,200	14,042,790
	Haitong Securities Co. Ltd., Class H	4,550,800	4,048,488
*	Hang Zhou Great Star Industrial Co. Ltd., Class A	97,808	489,769
	Hangzhou First Applied Material Co. Ltd., Class A	57,665	1,294,072
	Hangzhou Oxygen Plant Group Co. Ltd., Class A	132,600	537,593
	Hangzhou Robam Appliances Co. Ltd., Class A	111,100	543,513
	Hangzhou Silan Microelectronics Co. Ltd., Class A	18,600	179,367
	Hangzhou Tigermed Consulting Co. Ltd., Class A	12,100	322,114
Ω	Hangzhou Tigermed Consulting Co. Ltd., Class H	100,800	1,965,965
	Han’s Laser Technology Industry Group Co. Ltd., Class A	128,617	862,705
Ω	Hansoh Pharmaceutical Group Co. Ltd.	704,000	1,565,071
	Haohua Chemical Science & Technology Co. Ltd., Class A	26,400	133,757
	Hebei Hengshui Laobaigan Liquor Co. Ltd., Class A	20,700	69,554
	Hefei Meiya Optoelectronic Technology, Inc., Class A	64,843	410,063
	Heilongjiang Agriculture Co. Ltd., Class A	174,805	375,904
	Henan Shenhuo Coal & Power Co. Ltd., Class A	210,300	312,096
	Henan Shuanghui Investment & Development Co. Ltd., Class A	281,129	1,295,465
#	Hengan International Group Co. Ltd.	1,684,500	8,803,083
	Hengdian Group DMEGC Magnetics Co. Ltd., Class A	178,421	393,502
	Hengli Petrochemical Co. Ltd., Class A	430,900	1,485,894
	Hengyi Petrochemical Co. Ltd., Class A	347,388	594,526
	Hesteel Co. Ltd., Class A	990,453	380,594
	Hithink RoyalFlush Information Network Co. Ltd., Class A	31,881	561,822
	Hongfa Technology Co. Ltd., Class A	71,093	822,582
	Hongta Securities Co. Ltd., Class A	78,520	137,735
	Hopson Development Holdings Ltd.	177,210	480,871
* Ω	Hua Hong Semiconductor Ltd.	316,000	1,585,770

THE EMERGING MARKETS SERIES

CONTINUED

		Shares	Value»
CHINA — (Continued)
	Huaan Securities Co. Ltd., Class A	357,710	$285,782
	Huadong Medicine Co. Ltd., Class A	150,000	856,364
	Huafon Chemical Co. Ltd., Class A	380,483	707,862
	Huagong Tech Co. Ltd., Class A	50,100	225,750
	Huaibei Mining Holdings Co. Ltd., Class A	247,300	488,554
	Hualan Biological Engineering, Inc., Class A	104,900	487,237
	Huaneng Power International, Inc., Sponsored ADR	30,485	625,247
#	Huaneng Power International, Inc., Class H	2,986,000	1,545,430
Ω	Huatai Securities Co. Ltd., Class H	1,540,800	2,291,340
	Huaxi Securities Co. Ltd., Class A	159,100	224,856
	Huaxia Bank Co. Ltd., Class A	644,456	566,761
	Huaxin Cement Co. Ltd., Class A	206,300	538,048
	Huayu Automotive Systems Co. Ltd., Class A	235,900	988,650
*	Huazhu Group Ltd., ADR	114,067	5,288,146
	Hubei Xingfa Chemicals Group Co. Ltd., Class A	112,400	873,767
	Huizhou Desay Sv Automotive Co. Ltd., Class A	11,000	184,053
	Humanwell Healthcare Group Co. Ltd., Class A	141,200	463,652
	Hunan Valin Steel Co. Ltd., Class A	1,237,900	1,033,121
	Hundsun Technologies, Inc., Class A	48,792	479,053
	Huolinhe Opencut Coal Industry Corp. Ltd. of Inner Mongolia, Class A	105,400	209,464
	Iflytek Co. Ltd., Class A	70,100	619,441
	Industrial & Commercial Bank of China Ltd., Class H	53,639,185	29,402,967
	Industrial Bank Co. Ltd., Class A	643,039	1,871,450
	Industrial Securities Co. Ltd., Class A	501,960	715,823
	Infore Environment Technology Group Co. Ltd., Class A	158,423	154,946
*	Inner Mongolia BaoTou Steel Union Co. Ltd., Class A	2,030,820	892,652
	Inner Mongolia Eerduosi Resources Co. Ltd., Class A	103,600	480,281
	Inner Mongolia Junzheng Energy & Chemical Industry Group Co. Ltd., Class A	810,103	648,905
	Inner Mongolia Yili Industrial Group Co. Ltd., Class A	350,900	2,352,498
*	Inner Mongolia Yuan Xing Energy Co. Ltd., Class A	276,900	330,961
* Ω	Innovent Biologics, Inc.	642,000	5,746,125
	Inspur Electronic Information Industry Co. Ltd., Class A	58,384	283,392
# *	iQIYI, Inc., ADR	228,031	1,888,097
	JA Solar Technology Co. Ltd., Class A	18,188	259,504
	Jafron Biomedical Co. Ltd., Class A	85,065	686,299
	Jason Furniture Hangzhou Co. Ltd., Class A	51,600	501,730
	JCET Group Co. Ltd., Class A	185,200	895,575
*	JD.com, Inc., ADR	248,488	19,451,641
*	JD.com, Inc., Class A	215,850	8,449,876
	Jiangsu Eastern Shenghong Co. Ltd., Class A	138,440	588,618
	Jiangsu Expressway Co. Ltd., Class H	1,020,000	967,194
	Jiangsu Hengli Hydraulic Co. Ltd., Class A	70,098	898,912
	Jiangsu Hengrui Medicine Co. Ltd., Class A	230,755	1,772,659
	Jiangsu King’s Luck Brewery JSC Ltd., Class A	101,212	778,663
	Jiangsu Shagang Co. Ltd., Class A	237,700	230,646
	Jiangsu Shuangxing Color Plastic New Materials Co. Ltd., Class A	90,900	336,212
	Jiangsu Yanghe Brewery Joint-Stock Co. Ltd., Class A	71,390	2,071,198
	Jiangsu Yangnong Chemical Co. Ltd., Class A	39,837	732,473
	Jiangsu Yoke Technology Co. Ltd., Class A	21,600	257,228
	Jiangsu Yuyue Medical Equipment & Supply Co. Ltd., Class A	137,400	756,776
	Jiangsu Zhongtian Technology Co. Ltd., Class A	375,200	592,953
	Jiangxi Copper Co. Ltd., Class H	1,544,000	2,696,316
	Jiangxi Zhengbang Technology Co. Ltd., Class A	493,546	772,029
	Jinduicheng Molybdenum Co. Ltd., Class A	254,400	288,608
	Jinke Properties Group Co. Ltd., Class A	296,700	205,891
	JiuGui Liquor Co. Ltd., Class A	11,500	384,826
	JL Mag Rare-Earth Co. Ltd., Class A	35,400	216,567
	Joincare Pharmaceutical Group Industry Co. Ltd., Class A	240,955	433,868

THE EMERGING MARKETS SERIES

CONTINUED

		Shares	Value»
CHINA — (Continued)
	Joinn Laboratories China Co. Ltd., Class A	7,840	$195,629
	Jointown Pharmaceutical Group Co. Ltd., Class A	227,867	483,215
	Jonjee Hi-Tech Industrial & Commercial Holding Co. Ltd., Class A	91,900	524,128
	Juewei Food Co. Ltd., Class A	51,044	524,622
	Juneyao Airlines Co. Ltd., Class A	141,100	350,653
	Keboda Technology Co. Ltd., Class A	8,000	82,752
*	Kingdee International Software Group Co. Ltd.	1,392,000	4,580,204
	Kingfa Sci & Tech Co. Ltd., Class A	391,887	718,820
	Kingsoft Corp. Ltd.	981,000	4,185,969
*	Kuang-Chi Technologies Co. Ltd., Class A	102,600	329,130
	Kunlun Energy Co. Ltd.	7,162,000	6,523,005
	Kunlun Tech Co. Ltd., Class A	55,700	162,055
	Kweichow Moutai Co. Ltd., Class A	65,693	18,746,074
	KWG Living Group Holdings Ltd.	518,250	349,113
	Laobaixing Pharmacy Chain JSC, Class A	32,920	224,699
	LB Group Co. Ltd., Class A	190,800	848,190
	Lenovo Group Ltd.	18,933,278	20,560,934
	Lens Technology Co. Ltd., Class A	261,100	868,750
	Lepu Medical Technology Beijing Co. Ltd., Class A	180,977	602,656
	Leyard Optoelectronic Co. Ltd., Class A	166,100	244,169
# *	Li Auto, Inc., ADR	65,575	2,139,712
	Li Ning Co. Ltd.	1,623,500	17,915,414
	Liaoning Cheng Da Co. Ltd., Class A	143,200	455,761
	Lingyi iTech Guangdong Co., Class A	716,318	746,468
	Logan Group Co. Ltd.	3,652,000	3,658,214
Ω	Longfor Group Holdings Ltd.	3,097,000	14,983,035
	LONGi Green Energy Technology Co. Ltd., Class A	328,720	5,011,984
	Luenmei Quantum Co. Ltd., Class A	130,360	168,321
	Luoyang Xinqianglian Slewing Bearing Co. Ltd., Class A	9,000	320,565
	Luxi Chemical Group Co. Ltd., Class A	293,600	753,395
	Luxshare Precision Industry Co. Ltd., Class A	403,724	2,441,512
	Luzhou Laojiao Co. Ltd., Class A	76,529	2,730,026
	Mango Excellent Media Co. Ltd., Class A	102,892	631,134
*	Meinian Onehealth Healthcare Holdings Co. Ltd., Class A	254,457	286,173
* Ω	Meituan, Class B	1,192,700	40,585,923
	Metallurgical Corp. of China Ltd., Class H	4,159,000	1,153,582
	Microport Scientific Corp.	326,903	1,537,993
	Midea Group Co. Ltd., Class A	479,784	5,146,454
	Ming Yang Smart Energy Group Ltd., Class A	202,404	979,670
	MLS Co. Ltd., Class A	166,400	362,133
	Montage Technology Co. Ltd., Class A	22,233	226,562
	Muyuan Foods Co. Ltd., Class A	370,587	3,313,787
	Nanjing Hanrui Cobalt Co. Ltd., Class A	21,947	271,080
	Nanjing Iron & Steel Co. Ltd., Class A	733,400	404,499
	Nanjing King-Friend Biochemical Pharmaceutical Co. Ltd., Class A	101,634	588,553
	Nanjing Securities Co. Ltd., Class A	432,700	656,155
	NARI Technology Co. Ltd., Class A	207,960	1,266,252
	NAURA Technology Group Co. Ltd., Class A	6,700	388,621
*	NavInfo Co. Ltd., Class A	175,450	320,933
	NetEase, Inc., ADR	271,103	26,456,942
	NetEase, Inc.	30,900	599,389
	New China Life Insurance Co. Ltd., Class H	1,684,100	4,858,443
*	New Hope Liuhe Co. Ltd., Class A	260,600	586,235
	Nine Dragons Paper Holdings Ltd.	3,293,000	4,140,948
	Ninestar Corp., Class A	71,051	407,232
	Ningbo Joyson Electronic Corp., Class A	126,400	350,926
	Ningbo Tuopu Group Co. Ltd., Class A	75,148	611,878
	Ningbo Zhoushan Port Co. Ltd., Class A	449,700	263,369
	Ningxia Baofeng Energy Group Co. Ltd., Class A	320,300	733,276

THE EMERGING MARKETS SERIES

CONTINUED

		Shares	Value»
CHINA — (Continued)
*	NIO, Inc., ADR	368,459	$14,520,969
*	North Industries Group Red Arrow Co. Ltd., Class A	55,100	229,165
	Northeast Securities Co. Ltd., Class A	111,420	150,006
*	Offcn Education Technology Co. Ltd., Class A	80,212	130,474
	Offshore Oil Engineering Co. Ltd., Class A	256,250	186,208
	OFILM Group Co. Ltd., Class A	214,300	250,343
	Oppein Home Group, Inc., Class A	38,695	769,883
Ω	Orient Securities Co. Ltd., Class H	1,012,800	831,006
	Ovctek China, Inc., Class A	33,152	352,943
*	Pacific Securities Co. Ltd., Class A	708,600	345,266
*	Pangang Group Vanadium Titanium & Resources Co. Ltd., Class A	747,000	466,295
	People’s Insurance Co. Group of China Ltd., Class H	7,814,000	2,437,367
	Perfect World Co. Ltd., Class A	175,785	476,660
	PetroChina Co. Ltd., ADR	101,403	4,893,709
	PetroChina Co. Ltd., Class H	10,762,000	5,188,871
	PharmaBlock Sciences Nanjing, Inc., Class A	14,190	337,361
Ω	Pharmaron Beijing Co. Ltd., Class H	57,300	1,239,800
	PICC Property & Casualty Co. Ltd., Class H	11,511,198	10,716,297
*	Pinduoduo, Inc., ADR	122,979	10,935,293
	Ping An Bank Co. Ltd., Class A	608,900	1,854,720
# * Ω	Ping An Healthcare & Technology Co. Ltd.	408,200	1,973,328
	Ping An Insurance Group Co. of China Ltd., Class H	5,400,000	38,678,739
	Poly Developments & Holdings Group Co. Ltd., Class A	448,683	880,584
Ω	Postal Savings Bank of China Co. Ltd., Class H	5,843,000	4,246,653
	Power Construction Corp. of China Ltd., Class A	939,511	1,208,904
	Proya Cosmetics Co. Ltd., Class A	25,300	794,075
	Qingdao Haier Biomedical Co. Ltd., Class A	3,428	50,457
Ω	Qingdao Port International Co. Ltd., Class H	69,000	34,681
	Qingdao Rural Commercial Bank Corp., Class A	438,300	261,802
	Qingdao TGOOD Electric Co. Ltd., Class A	78,000	321,256
	Raytron Technology Co. Ltd., Class A	24,014	271,376
	Red Avenue New Materials Group Co. Ltd., Class A	13,800	118,104
* Ω	Red Star Macalline Group Corp. Ltd., Class H	91,289	51,210
	RiseSun Real Estate Development Co. Ltd., Class A	412,534	276,661
	Riyue Heavy Industry Co. Ltd., Class A	76,100	464,930
	Rongsheng Petrochemical Co. Ltd., Class A	530,694	1,429,323
	SAIC Motor Corp. Ltd., Class A	236,045	749,087
	Sailun Group Co. Ltd., Class A	406,500	848,245
	Sanan Optoelectronics Co. Ltd., Class A	114,600	602,083
	Sangfor Technologies, Inc., Class A	8,900	281,520
	Sany Heavy Industry Co. Ltd., Class A	579,334	2,077,503
	SDIC Power Holdings Co. Ltd., Class A	251,000	413,643
	Sealand Securities Co. Ltd., Class A	311,290	187,794
	Seazen Group Ltd.	4,702,000	3,719,649
	Seazen Holdings Co. Ltd., Class A	235,400	1,257,598
	SF Holding Co. Ltd., Class A	197,461	1,991,121
	SG Micro Corp., Class A	6,300	318,935
	Shaanxi Coal Industry Co. Ltd., Class A	1,020,100	1,999,065
	Shan Xi Hua Yang Group New Energy Co. Ltd., Class A	206,800	343,325
	Shandong Buchang Pharmaceuticals Co. Ltd., Class A	141,100	385,871
# Ω	Shandong Gold Mining Co. Ltd., Class H	845,250	1,528,179
	Shandong Himile Mechanical Science & Technology Co. Ltd., Class A	102,300	399,470
	Shandong Hi-speed Co. Ltd., Class A	111,700	93,623
	Shandong Hualu Hengsheng Chemical Co. Ltd., Class A	209,950	1,021,093
	Shandong Linglong Tyre Co. Ltd., Class A	130,200	719,763
	Shandong Nanshan Aluminum Co. Ltd., Class A	910,010	615,135
	Shandong Sun Paper Industry JSC Ltd., Class A	357,850	641,969
	Shandong Weigao Group Medical Polymer Co. Ltd., Class H	5,260,000	8,959,516
	Shanghai Bailian Group Co. Ltd., Class A	148,800	320,217

THE EMERGING MARKETS SERIES

CONTINUED

		Shares	Value»
CHINA — (Continued)
	Shanghai Bairun Investment Holding Group Co. Ltd., Class A	39,340	$390,984
	Shanghai Baosight Software Co. Ltd., Class A	81,393	892,108
	Shanghai Belling Co. Ltd., Class A	50,400	238,291
	Shanghai Construction Group Co. Ltd., Class A	673,776	344,439
	Shanghai Electric Group Co. Ltd., Class H	3,012,000	848,572
	Shanghai Fosun Pharmaceutical Group Co. Ltd., Class H	372,000	1,751,094
*	Shanghai International Airport Co. Ltd., Class A	56,200	464,729
	Shanghai International Port Group Co. Ltd., Class A	334,000	295,112
	Shanghai Jahwa United Co. Ltd., Class A	53,100	397,227
	Shanghai Jinjiang International Hotels Co. Ltd., Class A	69,800	587,368
	Shanghai Lingang Holdings Corp. Ltd., Class A	187,320	429,834
	Shanghai Lujiazui Finance & Trade Zone Development Co. Ltd., Class A	206,820	349,819
	Shanghai M&G Stationery, Inc., Class A	51,069	506,184
	Shanghai Pharmaceuticals Holding Co. Ltd., Class H	1,263,500	2,312,491
	Shanghai Pudong Development Bank Co. Ltd., Class A	882,471	1,232,533
	Shanghai Putailai New Energy Technology Co. Ltd., Class A	23,261	646,709
	Shanghai RAAS Blood Products Co. Ltd., Class A	400,600	412,870
	Shanghai Wanye Enterprises Co. Ltd., Class A	21,500	104,030
	Shanghai Yuyuan Tourist Mart Group Co. Ltd., Class A	192,159	295,032
	Shanghai Zhangjiang High-Tech Park Development Co. Ltd., Class A	181,800	473,423
	Shanxi Coking Coal Energy Group Co. Ltd., Class A	558,030	810,200
	Shanxi Lu’an Environmental Energy Development Co. Ltd., Class A	313,130	635,489
*	Shanxi Meijin Energy Co. Ltd., Class A	523,517	924,552
	Shanxi Securities Co. Ltd., Class A	142,560	139,412
	Shanxi Taigang Stainless Steel Co. Ltd., Class A	538,600	649,358
	Shanxi Xinghuacun Fen Wine Factory Co. Ltd., Class A	63,207	2,977,575
	Shenergy Co. Ltd., Class A	43,000	41,630
	Shenghe Resources Holding Co. Ltd., Class A	140,400	446,377
	Shengyi Technology Co. Ltd., Class A	157,700	548,257
	Shennan Circuits Co. Ltd., Class A	25,382	352,799
Ω	Shenwan Hongyuan Group Co. Ltd., Class H	2,196,000	554,756
	Shenzhen Capchem Technology Co. Ltd., Class A	14,900	334,080
	Shenzhen Energy Group Co. Ltd., Class A	125,500	159,962
	Shenzhen Gas Corp. Ltd., Class A	150,500	213,333
	Shenzhen Goodix Technology Co. Ltd., Class A	40,300	644,769
	Shenzhen Hepalink Pharmaceutical Group Co. Ltd., Class A	20,400	48,956
	Shenzhen Inovance Technology Co. Ltd., Class A	92,000	937,370
	Shenzhen Kaifa Technology Co. Ltd., Class A	171,200	395,959
	Shenzhen Kangtai Biological Products Co. Ltd., Class A	18,750	335,252
	Shenzhen Kedali Industry Co. Ltd., Class A	15,600	422,852
	Shenzhen Kinwong Electronic Co. Ltd., Class A	62,764	253,486
	Shenzhen Mindray Bio-Medical Electronics Co. Ltd., Class A	57,873	3,391,218
*	Shenzhen MTC Co. Ltd., Class A	533,300	409,678
	Shenzhen Overseas Chinese Town Co. Ltd., Class A	768,580	752,311
*	Shenzhen Salubris Pharmaceuticals Co. Ltd., Class A	71,100	320,784
	Shenzhen SC New Energy Technology Corp., Class A	25,266	450,150
	Shenzhen Senior Technology Material Co. Ltd., Class A	29,300	245,030
	Shenzhen Sunlord Electronics Co. Ltd., Class A	92,900	479,412
	Shenzhen Sunway Communication Co. Ltd., Class A	134,500	500,335
	Shenzhen YUTO Packaging Technology Co. Ltd., Class A	106,771	546,541
	Shenzhou International Group Holdings Ltd.	534,900	11,523,993
	Shijiazhuang Yiling Pharmaceutical Co. Ltd., Class A	162,563	408,348
	Shimao Group Holdings Ltd.	3,062,871	4,804,670
	Sichuan Chuantou Energy Co. Ltd., Class A	149,500	305,767
*	Sichuan Development Lomon Co. Ltd., Class A	114,700	323,920
*	Sichuan Hebang Biotechnology Co. Ltd., Class A	713,400	396,742
	Sichuan Kelun Pharmaceutical Co. Ltd., Class A	129,301	357,639
	Sichuan Road & Bridge Co. Ltd., Class A	573,200	1,076,055
	Sichuan Swellfun Co. Ltd., Class A	23,700	467,627

THE EMERGING MARKETS SERIES

CONTINUED

		Shares	Value»
CHINA — (Continued)
	Sichuan Yahua Industrial Group Co. Ltd., Class A	73,800	$376,889
	Sieyuan Electric Co. Ltd., Class A	58,600	379,950
	Sino Biopharmaceutical Ltd.	17,847,500	13,160,467
	Sinolink Securities Co. Ltd., Class A	232,100	388,937
	Sinoma Science & Technology Co. Ltd., Class A	243,094	1,436,275
	Sinopec Shanghai Petrochemical Co. Ltd., Class H	857,000	199,969
	Sinopharm Group Co. Ltd., Class H	2,426,400	5,761,519
	Sinotruk Hong Kong Ltd.	950,500	1,311,952
	Skshu Paint Co. Ltd., Class A	17,148	298,983
	Songcheng Performance Development Co. Ltd., Class A	170,500	373,185
	SooChow Securities Co. Ltd., Class A	455,500	603,255
	Southwest Securities Co. Ltd., Class A	779,936	586,404
*	Spring Airlines Co. Ltd., Class A	48,500	443,278
	Sunac China Holdings Ltd.	5,903,000	12,623,711
* Ω	Sunac Services Holdings Ltd.	2,102	4,242
	Sungrow Power Supply Co. Ltd., Class A	53,300	1,369,999
*	Suning.com Co. Ltd., Class A	664,724	464,212
	Sunny Optical Technology Group Co. Ltd.	531,000	14,248,556
	Sunwoda Electronic Co. Ltd., Class A	154,000	1,186,231
	Suzhou Dongshan Precision Manufacturing Co. Ltd., Class A	226,300	719,831
	Suzhou Maxwell Technologies Co. Ltd., Class A	4,360	522,397
	Suzhou TA&A Ultra Clean Technology Co. Ltd., Class A	38,200	636,002
	Tangshan Sanyou Chemical Industries Co. Ltd., Class A	257,400	371,386
	TBEA Co. Ltd., Class A	276,500	1,170,542
	TCL Technology Group Corp., Class A	1,029,480	975,944
	Tencent Holdings Ltd.	3,951,600	240,375,009
*	Tencent Music Entertainment Group, ADR	720,944	5,666,620
	Thunder Software Technology Co. Ltd., Class A	13,300	282,931
	Tianjin 712 Communication & Broadcasting Co. Ltd., Class A	56,900	335,555
	Tianjin Guangyu Development Co. Ltd., Class A	63,700	166,645
	Tianjin Zhonghuan Semiconductor Co. Ltd., Class A	70,800	580,712
	Tianma Microelectronics Co. Ltd., Class A	161,455	310,813
	Tianshui Huatian Technology Co. Ltd., Class A	305,000	613,125
	Tibet Summit Resources Co. Ltd., Class A	56,900	271,473
	Tingyi Cayman Islands Holding Corp.	5,156,000	9,623,588
	Titan Wind Energy Suzhou Co. Ltd., Class A	124,100	413,013
	Toly Bread Co. Ltd., Class A	109,820	539,245
	TongFu Microelectronics Co. Ltd., Class A	138,900	434,720
	Tonghua Dongbao Pharmaceutical Co. Ltd., Class A	214,500	408,069
	Tongkun Group Co. Ltd., Class A	147,509	460,265
	Tongling Nonferrous Metals Group Co. Ltd., Class A	1,091,500	632,818
	Tongwei Co. Ltd., Class A	209,300	1,868,800
*	Topchoice Medical Corp., Class A	13,300	494,847
Ω	Topsports International Holdings Ltd.	979,000	1,189,337
	Transfar Zhilian Co. Ltd., Class A	287,626	368,125
	TravelSky Technology Ltd., Class H	183,000	341,927
*	Trip.com Group Ltd., ADR	442,202	12,629,289
*	Trip.com Group Ltd.	68,300	1,963,372
	Tsingtao Brewery Co. Ltd., Class H	844,000	7,344,330
	Unigroup Guoxin Microelectronics Co. Ltd., Class A	32,400	1,025,694
	Unisplendour Corp. Ltd., Class A	164,160	711,293
	Universal Scientific Industrial Shanghai Co. Ltd., Class A	166,300	360,924
*	Vipshop Holdings Ltd., ADR	720,998	8,046,338
	Walvax Biotechnology Co. Ltd., Class A	55,500	479,439
*	Wanda Film Holding Co. Ltd., Class A	68,700	150,473
	Wanhua Chemical Group Co. Ltd., Class A	203,200	3,357,756
	Want Want China Holdings Ltd.	12,049,000	9,344,545
# *	Weibo Corp., Sponsored ADR	113,478	5,104,240
#	Weichai Power Co. Ltd., Class H	3,618,800	6,477,531

THE EMERGING MARKETS SERIES

CONTINUED

		Shares	Value»
CHINA — (Continued)
	Weihai Guangwei Composites Co. Ltd., Class A	41,729	$443,078
	Wens Foodstuffs Group Co. Ltd., Class A	478,280	1,230,555
	Western Securities Co. Ltd., Class A	340,300	407,630
	Western Superconducting Technologies Co. Ltd., Class A	24,378	296,376
	Westone Information Industry, Inc., Class A	39,800	325,410
#	Wharf Holdings Ltd.	800,000	2,781,415
	Will Semiconductor Co. Ltd Shanghai, Class A	40,312	1,674,862
	Wingtech Technology Co. Ltd., Class A	32,700	561,229
	Winning Health Technology Group Co. Ltd., Class A	183,700	362,953
	Wuchan Zhongda Group Co. Ltd., Class A	615,250	603,846
	Wuhan Guide Infrared Co. Ltd., Class A	107,744	365,978
	Wuhan Raycus Fiber Laser Technologies Co. Ltd., Class A	26,550	252,862
	Wuhu Sanqi Interactive Entertainment Network Technology Group Co. Ltd., Class A	420,563	1,565,890
	Wuliangye Yibin Co. Ltd., Class A	206,506	6,978,127
	WUS Printed Circuit Kunshan Co. Ltd., Class A	287,430	460,191
Ω	WuXi AppTec Co. Ltd., Class H	139,960	2,988,309
* Ω	Wuxi Biologics Cayman, Inc.	1,151,000	17,434,142
	Wuxi Lead Intelligent Equipment Co. Ltd., Class A	17,680	225,269
	XCMG Construction Machinery Co. Ltd., Class A	363,803	348,124
	Xiamen C & D, Inc., Class A	99,400	124,332
	Xiamen Faratronic Co. Ltd., Class A	21,400	646,569
	Xiamen Intretech, Inc., Class A	78,460	377,919
	Xiamen Tungsten Co. Ltd., Class A	178,680	633,623
	Xi’an Triangle Defense Co. Ltd., Class A	12,600	97,729
	Xianhe Co. Ltd., Class A	46,900	264,789
* Ω	Xiaomi Corp., Class B	7,645,200	20,898,571
	Xinfengming Group Co. Ltd., Class A	184,043	422,230
	Xinjiang Goldwind Science & Technology Co. Ltd., Class H	1,482,559	3,315,438
	Xinjiang Zhongtai Chemical Co. Ltd., Class A	224,500	370,864
	Xinyangfeng Agricultural Technology Co. Ltd., Class A	97,800	277,930
	Xinyi Solar Holdings Ltd.	5,473,103	11,369,054
	Xinyu Iron & Steel Co. Ltd., Class A	277,900	256,710
	Yango Group Co. Ltd., Class A	144,029	72,408
	Yangzhou Yangjie Electronic Technology Co. Ltd., Class A	42,800	340,684
	Yantai Eddie Precision Machinery Co. Ltd., Class A	63,261	353,530
	Yantai Jereh Oilfield Services Group Co. Ltd., Class A	92,955	612,450
#	Yanzhou Coal Mining Co. Ltd., Class H	4,030,000	5,977,527
	Yealink Network Technology Corp. Ltd., Class A	41,840	494,114
	Yifan Pharmaceutical Co. Ltd., Class A	30,900	79,146
	Yifeng Pharmacy Chain Co. Ltd., Class A	58,834	439,101
#	Yihai International Holding Ltd.	686,000	4,018,321
	Yintai Gold Co. Ltd., Class A	343,617	471,887
	Yonghui Superstores Co. Ltd., Class A	592,400	364,259
	YongXing Special Materials Technology Co. Ltd., Class A	15,300	256,168
	Yonyou Network Technology Co. Ltd., Class A	83,500	414,463
	Youngor Group Co. Ltd., Class A	543,304	545,532
	YTO Express Group Co. Ltd., Class A	267,800	610,612
	Yum China Holdings, Inc.	543,135	31,002,146
	Yunda Holding Co. Ltd., Class A	306,390	893,860
*	Yunnan Aluminium Co. Ltd., Class A	411,100	765,302
	Yunnan Baiyao Group Co. Ltd., Class A	37,500	524,974
	Yunnan Copper Co. Ltd., Class A	223,400	463,791
	Yunnan Energy New Material Co. Ltd., Class A	23,485	1,071,057
*	Yunnan Tin Co. Ltd., Class A	179,800	460,389
	Yutong Bus Co. Ltd., Class A	219,309	388,517
*	Zai Lab Ltd.	15,800	1,639,108
	Zhangzhou Pientzehuang Pharmaceutical Co. Ltd., Class A	25,050	1,610,367
	Zhefu Holding Group Co. Ltd., Class A	607,423	678,649

THE EMERGING MARKETS SERIES

CONTINUED

		Shares	Value»
CHINA — (Continued)
*	Zhejiang Century Huatong Group Co. Ltd., Class A	458,400	$531,412
	Zhejiang China Commodities City Group Co. Ltd., Class A	644,379	491,616
	Zhejiang Chint Electrics Co. Ltd., Class A	208,084	1,963,375
	Zhejiang Dahua Technology Co. Ltd., Class A	297,413	1,013,142
	Zhejiang Dingli Machinery Co. Ltd., Class A	52,170	556,218
	Zhejiang Hailiang Co. Ltd., Class A	14,200	23,368
	Zhejiang HangKe Technology, Inc. Co., Class A	17,887	289,596
	Zhejiang Huahai Pharmaceutical Co. Ltd., Class A	172,140	494,771
	Zhejiang Huayou Cobalt Co. Ltd., Class A	32,986	572,102
	Zhejiang Jingsheng Mechanical & Electrical Co. Ltd., Class A	54,000	645,615
	Zhejiang Juhua Co. Ltd., Class A	252,100	612,232
	Zhejiang Longsheng Group Co. Ltd., Class A	316,700	615,773
	Zhejiang NHU Co. Ltd., Class A	305,040	1,292,867
	Zhejiang Sanhua Intelligent Controls Co. Ltd., Class A	212,990	789,447
	Zhejiang Satellite Petrochemical Co. Ltd., Class A	155,120	945,191
	Zhejiang Semir Garment Co. Ltd., Class A	205,582	241,403
	Zhejiang Supor Co. Ltd., Class A	66,503	550,466
	Zhejiang Weiming Environment Protection Co. Ltd., Class A	153,893	659,958
	Zhejiang Weixing New Building Materials Co. Ltd., Class A	231,434	650,303
	Zhejiang Wolwo Bio-Pharmaceutical Co. Ltd., Class A	35,300	295,506
	Zhejiang Xinan Chemical Industrial Group Co. Ltd., Class A	82,300	355,943
*	Zhejiang Yongtai Technology Co. Ltd., Class A	33,000	369,938
*	Zheshang Securities Co. Ltd., Class A	270,063	519,706
# * Ω	ZhongAn Online P&C Insurance Co. Ltd., Class H	374,400	1,361,864
	Zhongji Innolight Co. Ltd., Class A	55,527	287,165
	Zhongjin Gold Corp. Ltd., Class A	428,700	555,702
	Zhongsheng Group Holdings Ltd.	799,500	7,208,569
*	Zhuzhou CRRC Times Electric Co., Class H	751,800	3,592,486
	Zhuzhou Hongda Electronics Corp. Ltd., Class A	33,500	435,206
	Zhuzhou Kibing Group Co. Ltd., Class A	352,001	873,587
	Zibo Qixiang Tengda Chemical Co. Ltd., Class A	348,460	611,938
	Zijin Mining Group Co. Ltd., Class H	6,565,000	9,129,603
	Zoomlion Heavy Industry Science & Technology Co. Ltd., Class H	2,480,800	1,786,877
	ZTE Corp., Class H	1,033,085	3,101,150
	ZTO Express Cayman, Inc., ADR	493,191	14,465,292

TOTAL CHINA			2,011,935,281

COLOMBIA — (0.2%)
	Banco de Bogota SA	48,359	974,696
#	Bancolombia SA, Sponsored ADR	58,709	2,109,414
	Bancolombia SA	119,772	1,071,218
*	Corp. Financiera Colombiana SA	2,492	19,634
#	Ecopetrol SA, Sponsored ADR	3,573	54,131
	Ecopetrol SA	2,348,250	1,775,342
	Grupo Argos SA	383,393	1,201,369
	Grupo Aval Acciones y Valores SA, ADR	30,886	186,243
	Grupo de Inversiones Suramericana SA	276,061	1,609,125
	Grupo Energia Bogota SA ESP	561,229	405,377
	Grupo Nutresa SA	185,132	1,082,061
	Interconexion Electrica SA ESP	304,471	1,828,087

TOTAL COLOMBIA			12,316,697

CZECH REPUBLIC — (0.1%)
	CEZ AS	142,486	4,705,947
*	Komercni banka AS	62,321	2,417,315
* Ω	Moneta Money Bank AS	322,281	1,262,079
	O2 Czech Republic AS	55,947	642,414

TOTAL CZECH REPUBLIC			9,027,755

THE EMERGING MARKETS SERIES

CONTINUED

		Shares	Value»
EGYPT — (0.1%)
*	Commercial International Bank Egypt SAE, GDR	1,254,190	$3,888,408
*	Commercial International Bank Egypt SAE, GDR	1,027	3,183

TOTAL EGYPT			3,891,591

GREECE — (0.3%)
*	Alpha Services & Holdings SA	1,006,149	1,282,700
*	Eurobank Ergasias Services & Holdings SA, Class A	1,481,913	1,556,479
* ††	FF Group	12,618	13,128
	Hellenic Petroleum SA	40,603	279,943
	Hellenic Telecommunications Organization SA	187,663	3,331,734
	JUMBO SA	63,023	938,055
*	LAMDA Development SA	7,667	63,190
*	Motor Oil Hellas Corinth Refineries SA	52,394	889,337
	Mytilineos SA	82,269	1,503,427
*	National Bank of Greece SA	430,030	1,357,920
	OPAP SA	238,509	3,724,869
*	Public Power Corp. SA	39,033	424,599
	Terna Energy SA	49,394	667,859
	Titan Cement International SA	38,285	667,524

TOTAL GREECE .			16,700,764

HONG KONG — (0.1%)
	BYD Electronic International Co. Ltd.	1,550,000	4,601,344
*	China Energy Engineering Corp.	2,502,824	930,840

TOTAL HONG KONG			5,532,184

HUNGARY — (0.3%)
	MOL Hungarian Oil & Gas PLC	999,116	8,537,763
*	OTP Bank Nyrt	174,791	10,502,738
	Richter Gedeon Nyrt	79,025	2,214,619

TOTAL HUNGARY			21,255,120

INDIA — (13.3%)
	Aarti Industries Ltd.	212,255	2,750,428
	ABB India Ltd.	32,057	898,349
	ABB Power Products & Systems India Ltd.	8,507	250,356
	ACC Ltd.	119,736	3,742,930
	Adani Enterprises Ltd.	188,431	3,588,292
*	Adani Green Energy Ltd.	235,259	3,623,759
	Adani Ports & Special Economic Zone Ltd.	613,992	5,711,782
*	Adani Power Ltd.	1,288,677	1,761,069
	Adani Total Gas Ltd.	63,181	1,227,463
*	Adani Transmission Ltd.	320,795	7,653,739
*	Aditya Birla Capital Ltd.	391,081	505,426
	Alkem Laboratories Ltd.	21,509	1,034,326
	Ambuja Cements Ltd.	746,781	4,038,999
	Apollo Hospitals Enterprise Ltd.	94,902	5,442,886
	Ashok Leyland Ltd.	1,507,335	2,882,957
	Asian Paints Ltd.	247,184	10,270,229
	Astral Ltd.	70,410	2,057,829
	Atul Ltd.	764	93,248
* Ω	AU Small Finance Bank Ltd.	86,691	1,417,651
	Aurobindo Pharma Ltd.	674,208	6,243,905
* Ω	Avenue Supermarts Ltd.	53,227	3,291,857
*	Axis Bank Ltd.	980,033	9,791,697
	Bajaj Auto Ltd.	59,958	2,979,175
	Bajaj Finance Ltd.	126,843	12,610,743

THE EMERGING MARKETS SERIES

CONTINUED

		Shares	Value»
INDIA — (Continued)
	Bajaj Finserv Ltd.	22,909	$5,481,200
	Bajaj Holdings & Investment Ltd.	61,208	3,937,438
	Balkrishna Industries Ltd.	140,951	4,637,295
Ω	Bandhan Bank Ltd.	14,923	58,267
*	Bank of Baroda	1,086,591	1,421,170
*	Bank of India	62,779	50,446
	Berger Paints India Ltd.	183,876	1,824,758
	Bharat Electronics Ltd.	2,181,001	6,060,351
	Bharat Forge Ltd.	95,753	993,263
	Bharat Petroleum Corp. Ltd.	443,021	2,486,250
*	Bharti Airtel Ltd.	1,493,167	13,706,323
	Bharti Airtel Ltd.	104,833	397,737
*	Biocon Ltd.	359,735	1,691,310
	Bosch Ltd.	4,333	984,029
	Britannia Industries Ltd.	50,555	2,483,107
	Cadila Healthcare Ltd.	431,712	2,910,625
*	Canara Bank	87,572	251,307
	Cholam&alam Investment & Finance Co. Ltd.	726,540	6,072,175
	Cipla Ltd.	536,096	6,525,175
	Coal India Ltd.	765,174	1,686,504
	Coforge Ltd.	16,515	1,073,702
	Colgate-Palmolive India Ltd.	122,914	2,529,605
	Container Corp. Of India Ltd.	271,569	2,390,059
	Crompton Greaves Consumer Electricals Ltd.	175,228	1,091,824
	Cummins India Ltd.	13,189	158,127
	Dabur India Ltd.	350,280	2,755,545
	Dalmia Bharat Ltd.	38,879	1,047,313
	Deepak Nitrite Ltd.	65,834	1,970,595
	Divi’s Laboratories Ltd.	61,792	4,266,544
	DLF Ltd.	530,091	2,837,497
Ω	Dr Lal PathLabs Ltd.	27,645	1,306,417
	Dr Reddy’s Laboratories Ltd., ADR	94,524	5,807,555
	Dr Reddy’s Laboratories Ltd.	28,106	1,739,503
	Edelweiss Financial Services Ltd.	37,563	38,885
	Eicher Motors Ltd.	108,989	3,632,235
	GAIL India Ltd.	1,523,396	3,024,122
	GAIL India Ltd., GDR	102,368	1,248,208
* Ω	General Insurance Corp. of India	93,758	167,051
	GlaxoSmithKline Pharmaceuticals Ltd.	32,553	652,860
*	Godrej Consumer Products Ltd.	349,607	4,491,586
*	Godrej Properties Ltd.	74,762	2,239,881
	Grasim Industries Ltd.	304,740	7,044,610
	Gujarat Gas Ltd.	136,794	1,142,853
	Hatsun Agro Product Ltd.	2,770	49,477
	Havells India Ltd.	170,606	2,894,439
	HCL Technologies Ltd.	993,527	15,229,666
Ω	HDFC Asset Management Co. Ltd.	43,474	1,540,718
	HDFC Bank Ltd.	2,163,503	45,977,515
Ω	HDFC Life Insurance Co. Ltd.	170,063	1,551,608
*	Hemisphere Properties India Ltd.	109,030	197,508
	Hero MotoCorp Ltd.	131,435	4,677,834
	Hindalco Industries Ltd.	2,042,830	12,700,499
	Hindustan Aeronautics Ltd.	57,583	1,013,505
	Hindustan Petroleum Corp. Ltd.	689,862	2,872,410
	Hindustan Unilever Ltd.	531,688	16,988,292
	Honeywell Automation India Ltd.	1,196	674,894
	Housing Development Finance Corp. Ltd.	698,168	26,588,873
	ICICI Bank Ltd., Sponsored ADR	649,989	13,747,257
	ICICI Bank Ltd.	1,390,129	15,050,711

THE EMERGING MARKETS SERIES

CONTINUED

		Shares	Value»
INDIA — (Continued)
Ω	ICICI Lombard General Insurance Co. Ltd.	114,723	$2,285,959
Ω	ICICI Prudential Life Insurance Co. Ltd.	209,896	1,737,829
*	IDFC First Bank Ltd.	2,392,328	1,590,828
	IIFL Securities Ltd.	120,008	155,649
	IIFL Wealth Management Ltd.	11,850	258,227
	Indian Oil Corp. Ltd.	1,007,045	1,724,716
*	Indian Overseas Bank	1,569,149	449,669
	Indian Railway Catering & Tourism Corp. Ltd.	381,450	4,306,686
	Indraprastha Gas Ltd.	285,841	1,819,121
	Indus Towers Ltd.	864,014	3,146,535
	IndusInd Bank Ltd.	173,449	2,658,110
	Info Edge India Ltd.	30,100	2,459,411
	Infosys Ltd., Sponsored ADR	859,642	19,152,824
	Infosys Ltd.	1,828,393	40,997,003
* Ω	InterGlobe Aviation Ltd.	37,807	1,095,497
	Ipca Laboratories Ltd.	28,669	824,891
	ITC Ltd.	2,222,643	6,643,726
	JSW Energy Ltd.	276,086	1,267,676
	JSW Steel Ltd.	1,561,049	14,051,540
	Jubilant Foodworks Ltd.	119,239	5,903,950
	Kansai Nerolac Paints Ltd.	142,647	1,040,525
	Kotak Mahindra Bank Ltd.	447,917	12,249,303
Ω	L&T Technology Services Ltd.	29,195	1,848,291
Ω	Larsen & Toubro Infotech Ltd.	40,958	3,684,894
	Larsen & Toubro Ltd.	473,046	11,264,955
Ω	Laurus Labs Ltd.	327,453	2,263,163
	Lupin Ltd.	303,782	3,771,948
	Mahindra & Mahindra Financial Services Ltd.	191,054	461,888
	Mahindra & Mahindra Ltd.	863,758	10,242,502
	Marico Ltd.	579,820	4,401,355
	Maruti Suzuki India Ltd.	50,497	5,038,342
*	Max Financial Services Ltd.	147,491	1,915,920
*	Max Healthcare Institute Ltd.	190,534	844,189
	Mindtree Ltd.	77,849	4,707,578
	Motherson Sumi Systems Ltd.	1,377,526	4,142,856
	Mphasis Ltd.	146,876	6,368,750
	MRF Ltd.	2,282	2,362,394
	Muthoot Finance Ltd.	250,083	4,931,539
	Nestle India Ltd.	20,232	5,131,239
	NMDC Ltd.	937,802	1,797,298
	NTPC Ltd.	1,541,570	2,746,231
*	Oberoi Realty Ltd.	32,049	390,028
	Oil & Natural Gas Corp. Ltd.	877,425	1,757,147
	Oracle Financial Services Software Ltd.	30,804	1,815,873
	Page Industries Ltd.	7,882	3,968,467
	Persistent Systems Ltd.	2,636	138,458
	Petronet LNG Ltd.	1,656,399	5,094,904
	PI Industries Ltd.	68,216	2,736,766
	Pidilite Industries Ltd.	97,732	3,036,557
	Piramal Enterprises Ltd.	115,384	4,026,980
	Power Finance Corp. Ltd.	1,901,564	3,386,574
	Power Grid Corp. of India Ltd.	1,622,745	4,033,710
	Procter & Gamble Hygiene & Health Care Ltd.	11,092	2,142,918
*	Punjab National Bank	1,966,565	1,111,465
	REC Ltd.	1,264,082	2,531,131
	Relaxo Footwears Ltd.	15,185	270,236
	Reliance Industries Ltd.	1,571,323	53,401,933
*	SBI Cards & Payment Services Ltd.	79,899	1,138,537
Ω	SBI Life Insurance Co. Ltd.	185,532	2,841,693

THE EMERGING MARKETS SERIES

CONTINUED

		Shares	Value»
INDIA — (Continued)
	Shree Cement Ltd.	10,117	$3,868,465
	Shriram Transport Finance Co. Ltd.	262,030	5,092,080
	Siemens Ltd.	33,599	987,888
	SRF Ltd.	187,447	5,322,652
	State Bank of India	933,814	6,305,935
	State Bank of India, GDR	3,115	210,574
	Steel Authority of India Ltd.	1,398,626	2,163,836
	Sun Pharmaceutical Industries Ltd.	714,131	7,603,336
	Sundaram Finance Holdings Ltd.	40,687	42,281
	Sundaram Finance Ltd.	4,563	146,641
	Supreme Industries Ltd.	12,166	383,500
	Tata Communications Ltd.	89,756	1,570,945
	Tata Consultancy Services Ltd.	680,063	30,968,780
	Tata Consumer Products Ltd.	521,576	5,669,789
	Tata Elxsi Ltd.	13,611	1,068,781
# *	Tata Motors Ltd., Sponsored ADR	14,109	445,562
*	Tata Motors Ltd.	2,234,196	14,394,896
	Tata Power Co. Ltd.	1,174,757	3,399,686
	Tata Steel Ltd.	955,424	16,866,667
	Tech Mahindra Ltd.	755,472	14,975,626
	Titan Co. Ltd.	173,905	5,575,500
	Torrent Pharmaceuticals Ltd.	87,529	3,359,139
	Trent Ltd.	65,471	884,003
	TVS Motor Co. Ltd.	90,415	801,931
	UltraTech Cement Ltd.	60,127	6,149,524
	United Breweries Ltd.	56,116	1,240,958
*	United Spirits Ltd.	259,011	3,300,822
	UPL Ltd.	1,301,255	12,992,725
	Varun Beverages Ltd.	145,853	1,656,210
	Vedanta Ltd.	1,410,716	5,739,010
*	Vodafone Idea Ltd.	4,188,092	530,639
	Voltas Ltd.	174,890	2,812,256
	Whirlpool of India Ltd.	27,842	825,434
	Wipro Ltd.	1,429,065	12,389,404

TOTAL INDIA			849,253,467

INDONESIA — (1.7%)
	Ace Hardware Indonesia Tbk PT	3,968,900	395,527
	Adaro Energy Tbk PT	30,778,200	3,645,802
	Aneka Tambang Tbk	13,776,300	2,279,851
	Astra International Tbk PT	12,440,210	5,298,441
	Bank Central Asia Tbk PT	32,282,500	17,070,253
	Bank Danamon Indonesia Tbk PT	760,579	144,578
*	Bank Jago Tbk PT	1,863,100	2,038,901
	Bank Mandiri Persero Tbk PT	9,252,634	4,677,870
	Bank Negara Indonesia Persero Tbk PT	7,451,622	3,684,998
*	Bank Rakyat Indonesia Agroniaga Tbk PT	1,491,300	222,152
	Bank Rakyat Indonesia Persero Tbk PT	41,813,176	12,551,631
*	Bank Syariah Indonesia Tbk PT	1,195,300	178,058
	Barito Pacific Tbk PT	31,820,500	2,105,460
	Bukit Asam Tbk PT	3,608,400	682,934
	Charoen Pokphand Indonesia Tbk PT	7,185,700	3,150,939
*	Elang Mahkota Teknologi Tbk PT	10,192,900	1,385,358
	Gudang Garam Tbk PT	940,300	2,227,562
	Indah Kiat Pulp & Paper Tbk PT	5,160,600	3,087,880
	Indocement Tunggal Prakarsa Tbk PT	1,710,200	1,427,668
	Indofood CBP Sukses Makmur Tbk PT	2,840,800	1,763,682
	Indofood Sukses Makmur Tbk PT	8,618,500	3,868,552
*	Indosat Tbk PT	856,700	418,578

THE EMERGING MARKETS SERIES

CONTINUED

		Shares	Value»
INDONESIA — (Continued)
*	Jasa Marga Persero Tbk PT	653,413	$193,959
	Kalbe Farma Tbk PT	35,886,700	4,052,921
	Mayora Indah Tbk PT	8,655,925	1,434,714
*	Merdeka Copper Gold Tbk PT	10,412,200	2,322,852
	Mitra Keluarga Karyasehat Tbk PT	5,472,900	880,959
*	Perusahaan Gas Negara Tbk PT	9,214,200	982,742
*	Pollux Properti Indonesia Tbk PT	87,700	20,448
	Sarana Menara Nusantara Tbk PT	35,447,000	2,905,378
	Semen Indonesia Persero Tbk PT	4,509,600	2,897,784
	Sinar Mas Agro Resources & Technology Tbk PT	1,035,700	327,656
*	Smartfren Telecom Tbk PT	134,232,400	1,024,974
	Sumber Alfaria Trijaya Tbk PT	9,451,900	798,694
*	Surya Citra Media Tbk PT	15,045,000	446,306
	Telkom Indonesia Persero Tbk PT	29,681,100	7,933,330
	Tower Bersama Infrastructure Tbk PT	8,627,500	1,792,065
*	Transcoal Pacific Tbk PT	915,600	559,033
	Unilever Indonesia Tbk PT	5,436,700	1,697,095
	United Tractors Tbk PT	4,014,796	6,678,654
	Vale Indonesia Tbk PT	4,088,900	1,401,327
	XL Axiata Tbk PT	4,641,300	1,010,657

TOTAL INDONESIA			111,668,223

MALAYSIA — (1.5%)
*	AMMB Holdings Bhd	2,077,159	1,685,642
	Astro Malaysia Holdings Bhd	566,000	136,213
	Axiata Group Bhd	2,271,732	2,170,740
	Batu Kawan Bhd	108,600	584,923
	BIMB Holdings Bhd	1,229,655	950,031
	Bursa Malaysia Bhd	293,700	532,327
#	Carlsberg Brewery Malaysia Bhd, Class B	130,900	701,216
#	CIMB Group Holdings Bhd	2,803,922	3,537,802
	D&O Green Technologies Bhd	385,200	525,695
#	Dialog Group Bhd	2,614,118	1,787,568
#	DiGi.Com Bhd	2,452,420	2,509,795
#	Fraser & Neave Holdings Bhd	194,100	1,270,531
	Frontken Corp. Bhd	116,300	107,312
*	Gamuda Bhd	1,932,246	1,512,836
#	Genting Bhd	1,808,100	2,263,158
	Genting Malaysia Bhd	2,368,700	1,814,921
	Genting Plantations Bhd	266,300	469,586
# *	Greatech Technology Bhd	404,700	703,767
#	HAP Seng Consolidated Bhd	880,200	1,667,598
	Hartalega Holdings Bhd	1,359,400	1,927,030
#	Heineken Malaysia Bhd	128,500	713,881
#	Hong Leong Bank Bhd	259,166	1,178,170
#	Hong Leong Financial Group Bhd	466,283	2,065,949
*	Hong Seng Consolidated Bhd	78,600	63,646
	IHH Healthcare Bhd	491,400	775,746
	IJM Corp. Bhd	1,668,100	746,884
	Inari Amertron Bhd	1,981,700	1,856,427
	IOI Corp. Bhd	1,565,005	1,485,167
#	IOI Properties Group Bhd	1,414,929	438,036
#	Kossan Rubber Industries	1,749,400	999,005
#	Kuala Lumpur Kepong Bhd	341,946	1,786,836
# Ω	Lotte Chemical Titan Holding Bhd	514,700	338,285
	Malayan Banking Bhd	2,684,106	5,221,048
# *	Malaysia Airports Holdings Bhd	1,131,541	1,769,716
	Malaysian Pacific Industries Bhd	44,700	515,560
#	Maxis Bhd	1,825,200	2,060,128

THE EMERGING MARKETS SERIES

CONTINUED

		Shares	Value»
MALAYSIA — (Continued)
	MISC Bhd	629,598	$1,076,972
	My EG Services Bhd	4,513,834	1,135,554
	Nestle Malaysia Bhd	47,600	1,546,369
	Petronas Chemicals Group Bhd	1,202,900	2,525,797
#	Petronas Dagangan Bhd	237,600	1,168,320
#	Petronas Gas Bhd	484,900	1,961,844
#	PPB Group Bhd	559,580	2,456,363
	Press Metal Aluminium Holdings Bhd	2,056,400	2,764,039
#	Public Bank Bhd	11,613,170	11,699,667
	QL Resources Bhd	1,241,885	1,515,667
	RHB Bank Bhd	2,398,355	3,236,079
	Scientex Bhd	130,100	146,555
	Sime Darby Bhd	5,542,361	3,042,009
#	Sime Darby Plantation Bhd	1,208,921	1,172,200
#	Sunway Bhd	2,075,382	892,862
#	Supermax Corp. Bhd	1,860,400	862,135
	Syarikat Takaful Malaysia Keluarga Bhd	119,474	114,593
	Telekom Malaysia Bhd	713,264	997,028
	Tenaga Nasional Bhd	1,393,250	3,250,239
	TIME dotCom Bhd	692,800	755,919
#	Top Glove Corp. Bhd	3,944,900	2,590,539
#	Unisem M Bhd	333,200	345,225
	United Plantations Bhd	56,000	191,643
#	UWC BHD	430,200	639,957
	ViTrox Corp. Bhd	58,600	278,365
	VS Industry Bhd	1,834,100	700,883
	Westports Holdings Bhd	870,800	940,306
	Yinson Holdings Bhd	404,100	571,337
	YTL Corp. Bhd	8,129,012	1,237,636

TOTAL MALAYSIA			98,689,277

MEXICO — (2.1%)
	Alfa SAB de CV, Class A	8,597,258	6,209,502
#	America Movil SAB de CV	23,862,904	21,245,727
	America Movil SAB de CV, Sponsored ADR, Class L	109,448	1,945,985
#	Arca Continental SAB de CV	368,914	2,245,416
	Becle SAB de CV	199,974	456,517
*	Cemex SAB de CV	11,428,443	7,371,757
	Coca-Cola Femsa SAB de CV, Sponsored ADR	12,435	668,381
	Coca-Cola Femsa SAB de CV	415,925	2,235,789
#	El Puerto de Liverpool SAB de CV, Class C1	114,746	509,635
#	Fomento Economico Mexicano SAB de CV	770,904	6,349,436
#	Gruma SAB de CV, Class B	329,339	3,855,512
	Grupo Aeroportuario del Pacifico SAB de CV, ADR	4,584	578,868
#	Grupo Aeroportuario del Pacifico SAB de CV, Class B	157,571	1,989,919
#	Grupo Aeroportuario del Sureste SAB de CV, ADR	9,582	1,932,210
#	Grupo Aeroportuario del Sureste SAB de CV, Class B	2,990	60,400
#	Grupo Bimbo SAB de CV, Class A	1,902,739	5,656,092
#	Grupo Carso SAB de CV	665,748	2,247,077
	Grupo Elektra SAB de CV	70,113	5,380,734
	Grupo Financiero Banorte SAB de CV, Class O	1,917,811	12,122,786
*	Grupo Financiero Inbursa SAB de CV, Class O	2,288,840	2,292,398
	Grupo Mexico SAB de CV, Class B	2,734,986	11,985,158
	Grupo Televisa SAB, Sponsored ADR	158,178	1,600,761
	Grupo Televisa SAB	3,517,671	7,118,038
*	Industrias Penoles SAB de CV	216,120	2,758,921
#	Kimberly-Clark de Mexico SAB de CV, Class A	2,128,992	3,364,941
* Ω	Nemak SAB de CV	327,721	75,133
	Orbia Advance Corp. SAB de CV	2,541,929	6,642,500

THE EMERGING MARKETS SERIES

CONTINUED

		Shares	Value»
MEXICO — (Continued)
*	Organizacion Soriana SAB de CV, Class B	666,882	$809,795
	Wal-Mart de Mexico SAB de CV	3,301,153	11,501,443

TOTAL MEXICO			131,210,831

NETHERLANDS — (0.1%)
	Prosus NV	43,710	3,847,242

PERU — (0.1%)
# *	Aenza SAA, Sponsored ADR	42,218	81,903
#	Cementos Pacasmayo SAA, ADR	16,821	103,451
# *	Cia de Minas Buenaventura SAA, ADR	93,179	734,251
	Credicorp Ltd.	42,411	5,499,010

TOTAL PERU			6,418,615

PHILIPPINES — (0.7%)
	Aboitiz Equity Ventures, Inc.	1,335,000	1,282,974
	Aboitiz Power Corp.	1,440,600	919,427
	AC Energy Corp.	4,078,500	994,198
	Alliance Global Group, Inc.	59,300	12,254
	Ayala Corp.	114,302	1,958,658
	Ayala Land, Inc.	4,035,318	2,810,576
	Bank of the Philippine Islands	1,829,382	3,156,282
	BDO Unibank, Inc.	1,553,962	3,824,623
	Emperador, Inc.	2,549,900	926,209
††	Fwbc Holdings, Inc.	2,006,957	0
	Globe Telecom, Inc.	20,360	1,209,320
	GT Capital Holdings, Inc.	49,656	557,167
	International Container Terminal Services, Inc.	774,420	2,764,814
	JG Summit Holdings, Inc.	3,076,929	3,674,433
	Jollibee Foods Corp.	347,880	1,623,543
	LT Group, Inc.	532,100	106,225
	Manila Electric Co.	133,390	759,954
	Metro Pacific Investments Corp.	5,864,700	436,678
	Metropolitan Bank & Trust Co.	2,539,918	2,402,240
	PLDT, Inc., Sponsored ADR	47,546	1,560,460
	PLDT, Inc.	110,225	3,600,678
	Puregold Price Club, Inc.	835,800	700,271
	Robinsons Land Corp.	1,461,782	494,144
	San Miguel Corp.	1,358,310	3,145,518
	San Miguel Food & Beverage, Inc.	85,800	129,275
	Semirara Mining & Power Corp.	267,800	138,069
	SM Investments Corp.	112,003	2,144,810
	SM Prime Holdings, Inc.	6,744,710	4,436,770
	Universal Robina Corp.	701,620	1,923,814

TOTAL PHILIPPINES			47,693,384

POLAND — (0.9%)
*	AmRest Holdings SE	36,550	293,527
	Asseco Poland SA	26,995	664,786
	Bank Handlowy w Warszawie SA	7,067	102,566
*	Bank Millennium SA	167,160	383,726
	Bank Polska Kasa Opieki SA	175,303	5,792,026
#	Budimex SA	4,076	260,588
*	CCC SA ...	11,093	335,661
#	CD Projekt SA	68,154	2,975,146
	Cyfrowy Polsat SA	272,683	2,438,652
* Ω	Dino Polska SA	37,887	3,386,161
	Grupa Kety SA	952	149,490

THE EMERGING MARKETS SERIES

CONTINUED

		Shares	Value»
POLAND — (Continued)
*	Grupa Lotos SA	134,418	$2,089,532
*	ING Bank Slaski SA	26,063	1,776,331
	KGHM Polska Miedz SA	111,973	4,305,718
	LPP SA	956	3,439,513
*	mBank SA	22,817	3,229,219
*	Orange Polska SA	840,168	1,638,407
*	PGE Polska Grupa Energetyczna SA	1,218,669	2,998,870
	Polski Koncern Naftowy Orlen SA	321,116	6,925,466
	Polskie Gornictwo Naftowe i Gazownictwo SA	1,110,257	1,674,070
*	Powszechna Kasa Oszczednosci Bank Polski SA	363,814	4,454,495
	Powszechny Zaklad Ubezpieczen SA	292,250	2,923,964
	Santander Bank Polska SA	25,274	2,350,991

TOTAL POLAND			54,588,905

QATAR — (0.6%)
	Commercial Bank PSQC	689,379	1,159,127
	Industries Qatar QSC	490,951	2,139,200
	Masraf Al Rayan QSC	1,681,242	2,204,140
	Mesaieed Petrochemical Holding Co.	3,448,812	2,278,555
	Ooredoo QPSC	1,353,316	2,576,715
	Qatar Electricity & Water Co. QSC	382,308	1,766,889
	Qatar Fuel QSC	273,469	1,381,487
	Qatar Gas Transport Co. Ltd.	3,462,586	3,096,698
	Qatar International Islamic Bank QSC	279,499	751,376
	Qatar Islamic Bank SAQ	1,255,465	6,356,172
	Qatar National Bank QPSC	2,466,222	13,895,759

TOTAL QATAR			37,606,118

RUSSIA — (1.3%)
	Gazprom PJSC, Sponsored ADR	982,159	9,637,793
	Gazprom PJSC, Sponsored ADR	311,153	3,064,857
	Lukoil PJSC, Sponsored ADR	128,002	13,047,352
	Magnitogorsk Iron & Steel Works PJSC, GDR	175,226	2,136,953
*	Mail.Ru Group Ltd., GDR	26,729	546,875
	MMC Norilsk Nickel PJSC, ADR	1,184	36,968
	MMC Norilsk Nickel PJSC, ADR	235,840	7,370,216
	Mobile TeleSystems PJSC, Sponsored ADR	364,233	3,347,301
	Novatek PJSC, GDR	7,446	1,890,315
	Novatek PJSC, GDR	6,457	1,636,849
	Novolipetsk Steel PJSC, GDR	44,257	1,398,662
	Novolipetsk Steel PJSC, GDR	15,807	499,185
	PhosAgro PJSC, GDR	83,207	1,990,680
	PhosAgro PJSC, GDR	7,640	182,749
	Polyus PJSC, GDR	18,709	1,854,062
	Polyus PJSC, GDR	1,468	145,129
	Rosneft Oil Co. PJSC, GDR	8,281	73,784
	Rosneft Oil Co. PJSC, GDR	295,226	2,628,378
	Rostelecom PJSC, Sponsored ADR	9,232	74,687
	Rostelecom PJSC, Sponsored ADR	78,867	620,160
	RusHydro PJSC, ADR	6,421	7,192
	RusHydro PJSC, ADR	843,247	922,585
	Sberbank of Russia PJSC, Sponsored ADR	998,144	20,017,792
	Severstal PAO, GDR	67,765	1,549,718
	Severstal PAO, GDR	110	2,515
	Tatneft PJSC, Sponsored ADR	88,661	4,054,565
	Tatneft PJSC, Sponsored ADR	28,421	1,296,424
	VTB Bank PJSC, GDR	1,358,280	1,974,413
	VTB Bank PJSC, GDR	347,628	506,146

THE EMERGING MARKETS SERIES

CONTINUED

		Shares	Value»
RUSSIA — (Continued)
	X5 Retail Group NV, GDR	81,764	$2,783,247

TOTAL RUSSIA			85,297,552

SAUDI ARABIA — (3.3%)
	Abdullah Al Othaim Markets Co.	53,471	1,648,041
	Advanced Petrochemical Co.	186,498	3,706,095
	Al Rajhi Bank	758,186	28,047,881
	Alinma Bank	1,210,067	8,124,579
	Almarai Co. JSC	298,884	4,214,478
	Arab National Bank	431,625	2,651,899
	Arabian Centres Co. Ltd.	120,619	821,133
*	Bank AlBilad	441,283	4,970,467
	Bank Al-Jazira	491,869	2,521,436
	Banque Saudi Fransi	468,785	5,276,580
	Bupa Arabia for Cooperative Insurance Co.	100,858	3,892,724
	Co. for Cooperative Insurance	54,166	1,243,527
*	Dar Al Arkan Real Estate Development Co.	584,678	1,543,122
	Dr Sulaiman Al Habib Medical Services Group Co.	26,930	1,191,369
	Etihad Etisalat Co.	1,003,769	8,092,609
	Jarir Marketing Co.	80,981	4,379,308
*	Mobile Telecommunications Co. Saudi Arabia	1,069,332	3,870,588
	Mouwasat Medical Services Co.	66,392	3,191,601
*	National Industrialization Co.	358,846	2,388,500
	National Petrochemical Co.	148,306	1,905,914
*	Rabigh Refining & Petrochemical Co.	422,875	3,224,649
	Riyad Bank	1,036,339	8,158,873
	SABIC Agri-Nutrients Co.	114,012	5,002,595
	Sahara International Petrochemical Co.	600,499	7,051,720
*	Saudi Arabian Mining Co.	322,695	7,035,540
	Saudi Basic Industries Corp.	442,004	15,234,307
	Saudi British Bank	712,216	6,294,044
	Saudi Electricity Co.	366,509	2,788,223
	Saudi Industrial Investment Group	274,890	2,778,445
	Saudi Investment Bank	293,405	1,410,740
*	Saudi Kayan Petrochemical Co.	1,644,693	8,953,208
	Saudi National Bank	1,236,879	21,713,030
*	Saudi Research & Media Group	46,206	2,082,400
	Saudi Telecom Co.	439,273	13,722,294
	Savola Group	375,769	3,665,621
	Southern Province Cement Co.	92,925	1,772,749
	Yanbu National Petrochemical Co.	227,248	4,617,438

TOTAL SAUDI ARABIA			209,187,727

SOUTH AFRICA — (3.6%)
	Absa Group Ltd.	941,565	8,613,073
	African Rainbow Minerals Ltd.	18,080	241,405
	Anglo American Platinum Ltd.	37,617	3,811,350
#	AngloGold Ashanti Ltd., Sponsored ADR	536,140	9,907,867
	Aspen Pharmacare Holdings Ltd.	610,714	9,702,211
	Bid Corp. Ltd.	300,018	6,430,334
	Bidvest Group Ltd.	429,155	5,373,532
	Capitec Bank Holdings Ltd.	41,839	4,674,130
	Clicks Group Ltd.	352,497	6,446,445
# *	Discovery Ltd.	653,990	5,999,880
	Exxaro Resources Ltd.	392,563	4,306,735
#	FirstRand Ltd.	3,416,550	12,978,357
	Gold Fields Ltd., Sponsored ADR	1,264,014	11,730,050
	Impala Platinum Holdings Ltd.	959,394	12,416,813

THE EMERGING MARKETS SERIES

CONTINUED

		Shares	Value»
SOUTH AFRICA — (Continued)
	Investec Ltd.	235,992	$1,086,526
	Kumba Iron Ore Ltd.	49,876	1,517,736
	Mr. Price Group Ltd.	315,765	4,120,911
*	MTN Group Ltd.	2,885,932	25,878,521
	MultiChoice Group	516,432	4,106,804
	Naspers Ltd., Class N	44,930	7,609,065
	Nedbank Group Ltd.	647,933	7,383,222
	NEPI Rockcastle PLC	331,326	2,214,943
	Ninety One Ltd.	290,365	1,002,675
*	Northam Platinum Holdings Ltd.	303,245	4,541,230
#	Old Mutual Ltd.	7,858,201	8,027,190
* Ω	Pepkor Holdings Ltd.	409,962	646,405
	PSG Group Ltd.	111,432	558,301
	Sanlam Ltd.	2,173,213	8,926,513
# *	Sasol Ltd., Sponsored ADR	698,917	11,713,849
	Shoprite Holdings Ltd.	609,827	7,238,243
	Sibanye Stillwater Ltd.	2,317,163	8,109,491
#	Sibanye Stillwater Ltd., ADR	214,816	3,050,387
	Standard Bank Group Ltd.	915,895	8,116,132
	Vodacom Group Ltd.	403,001	3,568,468
	Woolworths Holdings Ltd.	1,403,503	4,940,370

TOTAL SOUTH AFRICA			226,989,164

SOUTH KOREA — (13.1%)
*	Alteogen, Inc.	15,144	907,043
#	Amorepacific Corp.	26,314	4,094,760
	AMOREPACIFIC Group	32,258	1,372,984
	BGF retail Co. Ltd.	12,759	1,772,478
	BNK Financial Group, Inc.	310,932	2,344,124
*	Celltrion Healthcare Co. Ltd.	29,533	2,053,533
*	Celltrion Pharm, Inc.	11,063	1,077,579
*	Celltrion, Inc.	48,381	8,329,261
	Cheil Worldwide, Inc.	121,186	2,476,287
	Chunbo Co. Ltd.	2,514	611,278
	CJ CheilJedang Corp.	13,582	4,414,200
	CJ Corp.	30,178	2,481,097
	CJ ENM Co. Ltd.	18,787	2,841,564
*	CJ Logistics Corp.	11,638	1,415,075
	Com2uSCorp	2,949	324,885
	Coway Co. Ltd.	68,014	4,611,687
#	CS Wind Corp.	16,801	1,003,013
*	Daewoo Engineering & Construction Co. Ltd.	255,894	1,370,035
# *	Daewoo Shipbuilding & Marine Engineering Co. Ltd.	71,856	1,595,992
	DB HiTek Co. Ltd.	40,443	1,999,025
#	DB Insurance Co. Ltd.	133,456	6,782,200
# *	DL E&C Co. Ltd.	28,811	3,335,623
	DL Holdings Co. Ltd.	22,980	1,295,638
	Dongkuk Steel Mill Co. Ltd.	11,358	165,776
#	Dongsuh Cos., Inc.	25,849	763,248
*	Doosan Bobcat, Inc.	51,746	1,691,198
# *	Doosan Fuel Cell Co. Ltd.	28,267	1,268,938
# *	Doosan Heavy Industries & Construction Co. Ltd.	636,878	13,322,794
# *	Doosan Infracore Co. Ltd.	105,282	947,647
	Douzone Bizon Co. Ltd.	17,241	1,203,524
	Ecopro BM Co. Ltd.	6,887	2,421,401
	E-MART, Inc.	19,906	2,865,509
#	Fila Holdings Corp.	79,281	2,525,963
*	Genexine, Inc.	9,991	561,766
	Green Cross Corp.	4,475	1,052,829

THE EMERGING MARKETS SERIES

CONTINUED

		Shares	Value»
SOUTH KOREA — (Continued)
	GS Engineering & Construction Corp.	105,570	$3,746,035
	GS Holdings Corp.	86,049	3,116,221
	GS Retail Co. Ltd.	80,334	2,217,924
	Hana Financial Group, Inc.	387,644	14,947,486
# *	Hanjin Kal Corp.	6,881	322,924
	Hankook Tire & Technology Co. Ltd.	129,614	4,592,398
	Hanmi Pharm Co. Ltd.	3,504	792,063
	Hanmi Science Co. Ltd.	7,465	362,817
	Hanon Systems	199,212	2,467,856
	Hansol Chemical Co. Ltd.	9,131	2,576,846
	Hanssem Co. Ltd.	8,117	706,759
#	Hanwha Aerospace Co. Ltd.	50,714	1,958,804
	Hanwha Corp.	56,544	1,627,725
	Hanwha Life Insurance Co. Ltd.	233,484	695,721
*	Hanwha Solutions Corp.	178,744	6,270,839
#	Hite Jinro Co. Ltd.	42,586	1,270,873
*	HLB, Inc.	63,504	2,287,027
# *	HMM Co. Ltd.	250,482	5,731,091
#	Hotel Shilla Co. Ltd.	16,475	1,234,093
*	Hugel, Inc.	3,673	570,719
*	Hyosung Advanced Materials Corp.	2,410	1,472,012
	Hyosung Corp.	9,034	799,829
	Hyosung TNC Corp.	2,746	1,411,764
	Hyundai Autoever Corp.	3,482	348,885
	Hyundai Department Store Co. Ltd.	6,109	433,764
	Hyundai Elevator Co. Ltd.	26,047	1,081,623
	Hyundai Engineering & Construction Co. Ltd.	84,807	3,666,219
	Hyundai Glovis Co. Ltd.	28,655	4,126,611
	Hyundai Heavy Industries Holdings Co. Ltd.	49,523	2,684,871
	Hyundai Marine & Fire Insurance Co. Ltd.	184,518	4,149,751
# *	Hyundai Mipo Dockyard Co. Ltd.	26,074	1,695,718
	Hyundai Mobis Co. Ltd.	59,731	12,911,991
	Hyundai Motor Co.	59,619	10,663,182
# *	Hyundai Rotem Co. Ltd.	47,080	911,707
	Hyundai Steel Co.	94,371	3,607,118
#	Hyundai Wia Corp.	16,610	1,199,505
	Iljin Materials Co. Ltd.	12,480	1,078,537
	Industrial Bank of Korea	343,994	3,255,775
	Kakao Corp.	87,084	9,368,879
*	Kangwon Land, Inc.	89,879	2,138,628
	KB Financial Group, Inc.	376,407	18,219,547
#	KB Financial Group, Inc., ADR	31,200	1,499,784
	KCC Corp.	4,724	1,350,606
	KCC Glass Corp.	1,840	94,981
	KEPCO Engineering & Construction Co., Inc.	332	20,158
	Kia Corp.	159,738	11,656,454
	KIWOOM Securities Co. Ltd.	35,015	3,156,657
# *	KMW Co. Ltd.	22,899	809,166
	Kolon Industries, Inc.	14,644	1,120,492
	Korea Aerospace Industries Ltd.	62,454	1,640,947
	Korea Electric Power Corp., Sponsored ADR	76,175	730,518
	Korea Electric Power Corp.	92,178	1,785,956
*	Korea Gas Corp.	24,489	930,326
	Korea Investment Holdings Co. Ltd.	76,917	5,752,725
*	Korea Shipbuilding & Offshore Engineering Co. Ltd.	43,101	3,810,763
	Korea Zinc Co. Ltd.	7,205	3,317,324
*	Korean Air Lines Co. Ltd.	210,255	5,481,863
	KT Corp., Sponsored ADR	82,100	1,051,701
#	KT&G Corp.	128,137	8,900,235

THE EMERGING MARKETS SERIES

CONTINUED

		Shares	Value»
SOUTH KOREA — (Continued)
#	Kumho Petrochemical Co. Ltd.	35,567	$5,233,230
#	LEENO Industrial, Inc.	10,832	1,587,588
	LG Chem Ltd.	28,624	20,539,289
	LG Corp.	73,098	5,714,618
# *	LG Display Co. Ltd., ADR	376,225	3,141,479
# *	LG Display Co. Ltd.	340,337	5,751,823
	LG Electronics, Inc.	199,804	20,670,498
	LG Household & Health Care Ltd.	7,212	7,218,390
#	LG Innotek Co. Ltd.	26,581	4,778,110
	LG Uplus Corp.	528,937	6,509,710
	Lotte Chemical Corp.	23,864	4,590,037
	Lotte Corp.	29,812	835,030
	LOTTE Fine Chemical Co. Ltd.	11,719	855,579
#	Lotte Shopping Co. Ltd.	12,790	1,151,146
	LS Corp.	19,269	1,033,101
	LS Electric Co. Ltd.	22,156	1,121,332
# *	LX Holdings Corp.	32,322	245,028
	Macquarie Korea Infrastructure Fund	340,681	3,992,954
*	Mando Corp.	53,050	2,847,522
	Meritz Financial Group, Inc.	63,499	1,816,278
	Meritz Fire & Marine Insurance Co. Ltd.	130,937	3,112,337
	Meritz Securities Co. Ltd.	519,143	2,074,433
#	Mirae Asset Securities Co. Ltd.	456,777	3,407,802
	NAVER Corp.	40,916	14,225,781
	NCSoft Corp.	7,007	3,764,915
Ω	Netmarble Corp.	8,792	931,016
	NH Investment & Securities Co. Ltd.	146,022	1,649,281
#	NongShim Co. Ltd.	2,415	585,573
*	OCI Co. Ltd.	20,185	2,236,365
	Orion Corp.	25,400	2,568,837
#	Osstem Implant Co. Ltd.	7,119	754,624
	Ottogi Corp.	1,318	542,919
	Pan Ocean Co. Ltd.	365,699	1,892,270
# *	Pearl Abyss Corp.	21,559	1,919,605
	POSCO, Sponsored ADR	11,993	758,677
	POSCO	75,709	19,202,198
	POSCO Chemical Co. Ltd.	8,517	1,062,623
	Posco International Corp.	84,360	1,571,815
	S-1 Corp.	27,240	1,942,106
* Ω	Samsung Biologics Co. Ltd.	4,753	3,540,928
	Samsung C&T Corp.	72,887	7,136,634
	Samsung Card Co. Ltd.	26,138	767,459
	Samsung Electro-Mechanics Co. Ltd.	63,984	8,713,773
	Samsung Electronics Co. Ltd., GDR	105	157,220
	Samsung Electronics Co. Ltd.	3,831,702	229,415,933
*	Samsung Engineering Co. Ltd.	194,709	4,141,266
	Samsung Fire & Marine Insurance Co. Ltd.	43,350	8,592,947
# *	Samsung Heavy Industries Co. Ltd.	684,240	3,739,240
	Samsung Life Insurance Co. Ltd.	59,066	3,416,744
	Samsung SDI Co. Ltd.	19,354	12,210,977
	Samsung SDS Co. Ltd.	22,002	2,892,013
	Samsung Securities Co. Ltd.	67,148	2,729,801
#	Seegene, Inc.	39,238	1,795,228
#	Shin Poong Pharmaceutical Co. Ltd.	17,525	780,422
	Shinhan Financial Group Co. Ltd.	380,795	12,431,797
	Shinhan Financial Group Co. Ltd., ADR	53,025	1,713,768
#	Shinsegae, Inc.	8,050	1,712,331
*	SK Biopharmaceuticals Co. Ltd.	11,581	937,684
#	SK Chemicals Co. Ltd.	10,614	1,639,936

THE EMERGING MARKETS SERIES

CONTINUED

		Shares	Value»
SOUTH KOREA — (Continued)
	SK Hynix, Inc.	475,556	$41,920,530
*	SK Innovation Co. Ltd.	40,708	8,489,653
	SK Materials Co. Ltd.	6,982	2,285,651
	SK Networks Co. Ltd.	263,376	1,147,289
*	SK Telecom Co. Ltd.	4,807	1,254,752
	SK, Inc.	34,110	7,118,355
	SKC Co. Ltd.	17,612	2,707,704
#	S-Oil Corp.	46,505	4,069,079
	Solus Advanced Materials Co. Ltd.	8,394	593,083
	Soulbrain Co. Ltd.	4,534	1,017,811
#	Ssangyong C&E Co. Ltd.	135,922	916,134
*	Studio Dragon Corp.	9,633	711,939
	Tokai Carbon Korea Co. Ltd.	3,309	353,904
#	WONIK IPS Co. Ltd.	30,074	1,043,769
	Woori Financial Group, Inc.	693,377	7,882,414
	Youngone Corp.	6,063	232,062
#	Yuhan Corp.	42,937	2,202,760

TOTAL SOUTH KOREA			839,381,656

TAIWAN — (16.5%)
	Accton Technology Corp.	589,000	5,149,532
#	Acer, Inc.	4,172,811	3,905,673
	Advantech Co. Ltd.	175,190	2,291,137
	Airtac International Group	159,602	4,775,605
	Alchip Technologies Ltd.	64,000	2,377,292
#	AP Memory Technology Corp.	20,000	389,066
#	ASE Technology Holding Co. Ltd., ADR	27,294	194,335
#	ASE Technology Holding Co. Ltd.	3,314,782	11,857,029
	Asia Cement Corp.	2,725,758	4,341,503
#	ASMedia Technology, Inc.	24,000	1,406,728
	ASPEED Technology, Inc.	19,000	1,905,969
#	Asustek Computer, Inc.	762,180	9,690,214
#	AU Optronics Corp.	11,326,873	7,784,089
	Catcher Technology Co. Ltd.	1,001,429	5,806,694
	Cathay Financial Holding Co. Ltd.	5,378,340	11,211,107
	Chailease Holding Co. Ltd.	1,501,301	14,378,785
	Chang Hwa Commercial Bank Ltd.	7,063,403	4,171,070
	Cheng Shin Rubber Industry Co. Ltd.	2,772,965	3,403,370
	Chicony Electronics Co. Ltd.	891,497	2,549,258
*	China Airlines Ltd.	7,905,536	4,895,333
	China Development Financial Holding Corp.	12,494,121	6,386,101
	China Life Insurance Co. Ltd.	1,611,155	1,684,097
	China Steel Corp.	11,940,932	14,396,659
#	Chipbond Technology Corp.	1,103,000	2,560,269
	Chroma ATE, Inc.	549,000	3,585,174
	Chung Hung Steel Corp.	1,029,000	1,298,339
	Chunghwa Telecom Co. Ltd., Sponsored ADR	140,916	5,566,182
	Chunghwa Telecom Co. Ltd.	730,000	2,896,824
	Compal Electronics, Inc.	6,358,541	5,595,893
	CTBC Financial Holding Co. Ltd.	16,703,175	13,948,137
	Delta Electronics, Inc.	1,661,486	14,666,559
#	E Ink Holdings, Inc.	691,000	2,290,815
	E.Sun Financial Holding Co. Ltd.	12,815,101	12,245,113
	Eclat Textile Co. Ltd.	170,402	3,723,822
#	Elan Microelectronics Corp.	333,000	2,004,784
#	Elite Material Co. Ltd.	288,000	2,494,194
#	Elite Semiconductor Microelectronics Technology, Inc.	137,000	704,446
#	eMemory Technology, Inc.	60,000	4,983,930
	Eternal Materials Co. Ltd.	808,591	1,071,995

THE EMERGING MARKETS SERIES

CONTINUED

		Shares	Value»
TAIWAN — (Continued)
*	Eva Airways Corp.	4,321,758	$2,933,219
	Evergreen Marine Corp. Taiwan Ltd.	4,324,222	15,561,495
	Far Eastern International Bank	432,098	162,515
	Far Eastern New Century Corp.	3,222,085	3,374,637
	Far EasTone Telecommunications Co. Ltd.	2,056,000	4,524,082
	Farglory Land Development Co. Ltd.	18,000	43,501
	Feng TAY Enterprise Co. Ltd.	488,559	3,801,517
	First Financial Holding Co. Ltd.	9,610,084	7,912,131
#	FocalTech Systems Co. Ltd.	136,000	783,928
	Formosa Chemicals & Fibre Corp.	3,441,518	9,986,201
	Formosa Petrochemical Corp.	585,000	2,106,177
	Formosa Plastics Corp.	3,022,153	11,706,188
#	Formosa Sumco Technology Corp.	115,000	653,770
	Formosa Taffeta Co. Ltd.	699,000	754,638
	Foxconn Technology Co. Ltd.	1,025,627	2,546,540
	Fubon Financial Holding Co. Ltd.	5,663,554	14,971,167
	General Interface Solution Holding Ltd.	39,000	136,490
#	Genius Electronic Optical Co. Ltd.	130,695	2,014,854
	Giant Manufacturing Co. Ltd.	435,506	5,058,083
	Gigabyte Technology Co. Ltd.	662,000	2,688,192
#	Global Unichip Corp.	85,000	1,834,415
	Globalwafers Co. Ltd.	156,000	4,280,328
#	HannStar Display Corp.	2,974,000	1,512,149
	Highwealth Construction Corp.	909,841	1,469,144
	Hiwin Technologies Corp.	407,853	4,541,743
	Hon Hai Precision Industry Co. Ltd.	5,794,322	22,368,040
	Hotai Motor Co. Ltd.	288,000	6,341,793
	Hua Nan Financial Holdings Co. Ltd.	8,374,401	6,132,040
#	Innolux Corp.	13,086,241	7,871,778
	International Games System Co. Ltd.	83,000	2,138,110
	Inventec Corp.	2,894,550	2,768,369
#	ITEQ Corp.	225,455	1,043,567
#	King Yuan Electronics Co. Ltd.	2,100,000	3,013,268
	King’s Town Bank Co. Ltd.	329,000	491,256
	Kinsus Interconnect Technology Corp.	298,000	2,622,574
#	Largan Precision Co. Ltd.	101,860	7,590,524
	Lien Hwa Industrial Holdings Corp.	839,106	1,684,931
	Lite-On Technology Corp.	3,476,410	7,671,673
	Lotes Co. Ltd.	76,139	1,586,369
#	Macronix International Co. Ltd.	2,909,074	4,115,976
#	Makalot Industrial Co. Ltd.	272,000	2,373,837
	MediaTek, Inc.	776,995	25,572,990
	Mega Financial Holding Co. Ltd.	10,406,369	12,505,743
	Merida Industry Co. Ltd.	207,287	2,159,158
	Micro-Star International Co. Ltd.	1,072,000	5,409,880
	momo.com, Inc.	32,500	2,094,308
	Nan Ya Plastics Corp.	3,697,599	11,347,415
	Nan Ya Printed Circuit Board Corp.	91,000	1,610,176
#	Nantex Industry Co. Ltd.	519,000	1,525,922
	Nanya Technology Corp.	1,424,010	3,414,382
	Nien Made Enterprise Co. Ltd.	327,000	4,493,971
#	Novatek Microelectronics Corp.	810,000	12,149,141
#	Nuvoton Technology Corp.	127,000	585,978
# *	Oneness Biotech Co. Ltd.	229,000	2,161,516
#	Parade Technologies Ltd.	70,000	4,509,366
	Pegatron Corp.	3,100,345	7,589,766
	Phison Electronics Corp.	142,000	2,002,242
	Pou Chen Corp.	2,710,487	3,324,190
#	Powertech Technology, Inc.	1,385,819	4,862,556

THE EMERGING MARKETS SERIES

CONTINUED

		Shares	Value»
TAIWAN — (Continued)
	Poya International Co. Ltd.	56,933	$1,019,718
#	President Chain Store Corp.	465,831	4,708,171
	Qisda Corp.	2,157,000	2,409,802
#	Quanta Computer, Inc.	2,987,000	8,391,978
#	Radiant Opto-Electronics Corp.	717,000	2,512,155
#	Realtek Semiconductor Corp.	227,950	4,100,281
	Ruentex Development Co. Ltd.	1,330,483	3,395,582
#	Ruentex Industries Ltd.	509,741	1,989,152
	Shanghai Commercial & Savings Bank Ltd.	2,645,000	4,188,789
	Shin Kong Financial Holding Co. Ltd.	13,710,712	4,832,155
#	Silergy Corp.	32,000	5,286,564
	Simplo Technology Co. Ltd.	272,000	2,930,349
#	Sinbon Electronics Co. Ltd.	190,000	1,572,080
	Sino Horizon Holdings Ltd.	15,000	15,389
	Sino-American Silicon Products, Inc.	841,000	5,760,564
	SinoPac Financial Holdings Co. Ltd.	12,492,623	6,362,331
	Standard Foods Corp.	713,418	1,329,886
	Synnex Technology International Corp.	1,463,343	2,835,295
#	TA Chen Stainless Pipe	1,981,013	3,134,661
	Taichung Commercial Bank Co. Ltd.	1,642,633	706,204
	Taishin Financial Holding Co. Ltd.	16,506,036	10,836,135
	Taiwan Business Bank	8,109,336	2,758,764
	Taiwan Cement Corp.	6,372,034	11,056,924
	Taiwan Cooperative Financial Holding Co. Ltd.	9,048,549	7,357,112
#	Taiwan FamilyMart Co. Ltd.	48,000	446,814
	Taiwan Fertilizer Co. Ltd.	650,000	1,589,547
	Taiwan Glass Industry Corp.	1,215,374	1,197,915
	Taiwan High Speed Rail Corp.	1,713,000	1,790,060
	Taiwan Mobile Co. Ltd.	2,268,300	8,000,694
	Taiwan Secom Co. Ltd.	357,670	1,293,474
	Taiwan Semiconductor Manufacturing Co. Ltd.	15,380,808	326,385,203
# *	Tatung Co. Ltd.	2,215,000	2,742,924
	Teco Electric & Machinery Co. Ltd.	2,143,000	2,327,850
	Tripod Technology Corp.	680,870	2,883,817
	Tung Ho Steel Enterprise Corp.	312,000	453,515
	U-Ming Marine Transport Corp.	289,000	548,080
	Unimicron Technology Corp.	1,488,000	10,200,002
	Uni-President Enterprises Corp.	5,022,033	12,047,465
	United Microelectronics Corp.	8,584,000	17,820,160
#	Vanguard International Semiconductor Corp.	640,000	3,334,894
	Voltronic Power Technology Corp.	94,224	5,518,216
	Walsin Lihwa Corp.	2,671,000	2,495,119
#	Walsin Technology Corp.	507,000	2,760,115
	Wan Hai Lines Ltd.	618,780	3,569,798
#	Win Semiconductors Corp.	505,034	6,518,136
	Winbond Electronics Corp.	4,548,407	4,312,540
††	Wintek Corp.	604,760	7,461
#	Wisdom Marine Lines Co. Ltd.	390,000	917,975
	Wistron Corp.	5,133,699	5,395,261
#	Wiwynn Corp.	129,000	4,132,578
	WPG Holdings Ltd.	2,167,039	4,048,289
#	Yageo Corp.	359,682	5,629,641
*	Yang Ming Marine Transport Corp.	1,771,000	6,182,248
#	YFY, Inc.	1,334,000	1,537,886
*	Yieh Phui Enterprise Co. Ltd.	808,000	721,898
	Yuanta Financial Holding Co. Ltd.	9,909,398	8,808,294
	Yulon Finance Corp.	287,700	1,745,528
	Yulon Motor Co. Ltd.	19,000	28,173

THE EMERGING MARKETS SERIES

CONTINUED

		Shares	Value»
TAIWAN — (Continued)
	Zhen Ding Technology Holding Ltd.	971,700	$3,365,015

TOTAL TAIWAN			1,057,323,657

THAILAND — (1.8%)
	Advanced Info Service PCL	899,700	5,124,487
	AEON Thana Sinsap Thailand PCL	143,100	806,440
	Airports of Thailand PCL	1,898,400	3,690,102
*	Asset World Corp. PCL	5,732,900	787,826
	B Grimm Power PCL	505,900	647,954
	Bangkok Bank PCL	448,700	1,656,468
	Bangkok Bank PCL	126,700	467,739
	Bangkok Chain Hospital PCL	1,937,800	1,185,484
	Bangkok Commercial Asset Management PCL	1,737,200	994,705
	Bangkok Dusit Medical Services PCL, Class F	4,428,600	3,149,701
	Bangkok Expressway & Metro PCL	3,334,899	904,516
	Bangkok Life Assurance PCL	611,400	548,155
	Banpu PCL	5,801,666	1,993,189
	Banpu Power PCL	669,100	352,874
	Berli Jucker PCL	886,300	901,458
	BTS Group Holdings PCL	4,536,300	1,305,558
	Bumrungrad Hospital PCL	171,300	751,123
	Carabao Group PCL, Class F	188,800	705,528
	Central Pattana PCL	1,066,000	1,903,428
*	Central Plaza Hotel PCL	73,500	79,741
	Central Retail Corp. PCL	1,431,850	1,499,489
	Charoen Pokphand Foods PCL	4,548,000	3,460,770
	Chularat Hospital PCL, Class F	4,224,400	483,771
	CK Power PCL	1,368,200	208,225
	Com7 PCL, Class F	718,500	1,553,601
	CP ALL PCL	4,364,500	8,417,931
	Delta Electronics Thailand PCL	152,400	1,910,597
	Dohome PCL	644,500	464,207
	Electricity Generating PCL	231,200	1,243,704
	Energy Absolute PCL	1,013,200	1,999,988
	Global Power Synergy PCL, Class F	398,000	935,553
	Gulf Energy Development PCL	1,001,900	1,305,874
	Gunkul Engineering PCL	2,821,200	459,112
	Hana Microelectronics PCL	572,196	1,379,513
	Home Product Center PCL	4,384,313	1,929,058
	Indorama Ventures PCL	1,408,800	1,783,157
	IRPC PCL	22,011,000	2,852,326
	JMT Network Services PCL, Class F	516,300	758,521
	Kasikornbank PCL	121,700	517,131
	Kasikornbank PCL	5,500	23,371
	KCE Electronics PCL	892,900	2,341,062
	Kiatnakin Phatra Bank PCL	268,500	485,497
	Krung Thai Bank PCL	4,057,887	1,406,335
	Krungthai Card PCL	647,900	1,127,589
	Land & Houses PCL	6,942,300	1,767,873
*	Minor International PCL	1,332,683	1,315,313
	MK Restaurants Group PCL	368,100	607,352
	Muangthai Capital PCL	601,100	1,095,956
	Osotspa PCL	833,600	822,735
	PTT Exploration & Production PCL	1,427,755	5,055,713
	PTT Global Chemical PCL	1,207,972	2,284,344
	PTT PCL	6,782,700	7,869,629
	Ratch Group PCL	676,900	928,168
	Regional Container Lines PCL	696,300	918,048
	Siam Cement PCL	370,900	4,415,143

THE EMERGING MARKETS SERIES

CONTINUED

		Shares	Value»
THAILAND — (Continued)
	Siam Cement PCL	81,400	$968,975
	Siam City Cement PCL	62,589	319,712
	Siam Commercial Bank PCL	355,366	1,349,389
	Siam Global House PCL	1,227,939	754,915
	Sri Trang Agro-Industry PCL	1,768,708	1,732,329
	Srisawad Corp. PCL	1,019,572	1,966,477
*	Star Petroleum Refining PCL	289,300	91,544
	Thai Oil PCL	1,530,300	2,571,061
	Thai Union Group PCL, Class F	5,480,440	3,451,856
	Tisco Financial Group PCL	341,200	948,563
	TMBThanachart Bank PCL	25,172,967	880,001
	TOA Paint Thailand PCL	955,400	950,145
	Total Access Communication PCL	1,153,100	1,329,197
	Total Access Communication PCL	152,800	176,135
	True Corp. PCL	23,024,931	2,817,184
	TTW PCL	1,054,700	371,882
	VGI PCL	2,166,900	434,262
	Vinythai PCL	322,000	368,749
	WHA Corp. PCL	8,082,200	823,260

TOTAL THAILAND			115,888,768

TURKEY — (0.4%)
#	Akbank TAS	2,019,928	1,222,709
	Aksa Akrilik Kimya Sanayii AS	26,354	64,730
# *	Aksa Enerji Uretim AS, Class B	381,816	301,646
	Anadolu Efes Biracilik Ve Malt Sanayii AS	250,784	577,116
#	Arcelik AS	234,471	822,609
	Aselsan Elektronik Sanayi Ve Ticaret AS	276,008	471,177
	BIM Birlesik Magazalar AS	365,995	2,367,810
	Borusan Yatirim ve Pazarlama AS	2,256	81,761
	Brisa Bridgestone Sabanci Sanayi ve Ticaret AS	10,590	25,806
	Coca-Cola Icecek AS	89,465	790,323
	Dogan Sirketler Grubu Holding AS	822,958	229,526
	Dogus Otomotiv Servis ve Ticaret AS	9,274	34,754
Ω	Enerjisa Enerji AS	174,862	214,573
	Enka Insaat ve Sanayi AS	724,135	836,151
	Eregli Demir ve Celik Fabrikalari TAS	968,005	2,021,193
	Ford Otomotiv Sanayi AS	57,714	1,111,279
*	Gubre Fabrikalari TAS	34,802	250,724
*	Hektas Ticaret TAS	36,023	33,245
	Jantsa Jant Sanayi Ve Ticaret AS	29,225	190,302
*	Kardemir Karabuk Demir Celik Sanayi ve Ticaret AS, Class A	194,015	130,949
*	Kardemir Karabuk Demir Celik Sanayi ve Ticaret AS, Class B	80,955	54,150
*	Kardemir Karabuk Demir Celik Sanayi ve Ticaret AS, Class D	924,114	721,527
	KOC Holding AS	394,102	960,881
# *	Koza Altin Isletmeleri AS	22,016	244,725
# *	Koza Anadolu Metal Madencilik Isletmeleri AS	251,025	437,917
*	Migros Ticaret AS	18,633	68,384
	Nuh Cimento Sanayi AS	15,123	68,521
	Otokar Otomotiv Ve Savunma Sanayi AS	12,650	446,305
# *	Oyak Cimento Fabrikalari AS	234,000	168,277
*	Pegasus Hava Tasimaciligi AS	35,848	298,109
*	Petkim Petrokimya Holding AS	1,165,006	792,046
*	Sasa Polyester Sanayi AS	131,993	425,707
	Sok Marketler Ticaret AS	30,110	34,881
*	TAV Havalimanlari Holding AS	252,220	695,814
	Tofas Turk Otomobil Fabrikasi AS	74,286	454,169
*	Turk Hava Yollari AO	888,532	1,354,167
	Turk Telekomunikasyon AS	467,239	366,392

THE EMERGING MARKETS SERIES

CONTINUED

		Shares	Value»
TURKEY — (Continued)
	Turk Traktor ve Ziraat Makineleri AS	7,711	$132,693
	Turkcell Iletisim Hizmetleri AS	1,084,914	1,730,767
#	Turkiye Garanti Bankasi AS	1,573,948	1,611,815
# *	Turkiye Halk Bankasi AS	651,232	300,083
#	Turkiye Is Bankasi AS, Class C	1,304,862	765,481
*	Turkiye Petrol Rafinerileri AS	64,525	928,581
	Turkiye Sise ve Cam Fabrikalari AS	1,130,637	1,017,037
*	Turkiye Vakiflar Bankasi TAO, Class D	822,870	294,100
	Ulker Biskuvi Sanayi AS	111,260	233,754
	Vestel Beyaz Esya Sanayi ve Ticaret AS	296,319	188,377
#	Vestel Elektronik Sanayi ve Ticaret AS	188,411	501,059
#	Yapi ve Kredi Bankasi AS	3,271,613	929,382

TOTAL TURKEY			28,003,484

UNITED ARAB EMIRATES — (0.6%)
	Abu Dhabi Commercial Bank PJSC	1,754,135	3,967,457
	Abu Dhabi Islamic Bank PJSC	1,107,408	1,763,203
	Abu Dhabi National Oil Co. for Distribution PJSC	1,309,234	1,526,792
	Aldar Properties PJSC	3,826,090	4,209,813
	Dubai Islamic Bank PJSC	1,799,927	2,509,567
*	Emaar Malls PJSC	2,248,617	1,227,378
	Emaar Properties PJSC	3,734,119	4,087,852
	Emirates Integrated Telecommunications Co. PJSC	99,857	167,368
	Emirates NBD Bank PJSC	1,126,916	4,288,053
	Emirates Telecommunications Group Co. PJSC	1,056,201	7,367,452
	First Abu Dhabi Bank PJSC	1,787,602	8,676,383
*	International Holding Co. PJSC	24,261	968,737

TOTAL UNITED ARAB EMIRATES			40,760,055

UNITED STATES — (0.0%)
	Sempra Energy	10,849	1,379,532

TOTAL COMMON STOCKS			6,243,660,106

PREFERRED STOCKS — (0.7%)
BRAZIL — (0.7%)
*	Alpargatas SA	100,600	688,575
	Banco Bradesco SA	2,390,444	8,428,689
Ω	Banco Inter SA	179,984	390,022
	Banco Pan SA	196,200	462,011
*	Braskem SA Class A	48,439	467,413
	Centrais Eletricas Brasileiras SA Class B	103,746	622,057
	Cia de Transmissao de Energia Eletrica Paulista	122,300	527,009
	Cia Energetica de Minas Gerais	841,823	1,921,166
	Cia Paranaense de Energia	869,990	912,566
	Gerdau SA	817,916	3,898,427
	Itau Unibanco Holding SA	2,317,176	9,570,391
	Lojas Americanas SA	317,490	271,710
	Petroleo Brasileiro SA	2,527,248	12,202,330
	Usinas Siderurgicas de Minas Gerais SA Usiminas Class A	821,900	1,929,582

TOTAL BRAZIL			42,291,948

CHILE — (0.0%)
	Embotelladora Andina SA Class B	472,142	975,429

COLOMBIA — (0.0%)
	Banco Davivienda SA	77,413	697,095
	Grupo Argos SA	38,570	88,084

THE EMERGING MARKETS SERIES

CONTINUED

		Shares	Value»
	COLOMBIA — (Continued)
	Grupo Aval Acciones y Valores SA	3,126,389	$954,753
	Grupo de Inversiones Suramericana SA	84,488	423,816

TOTAL COLOMBIA			2,163,748

	SOUTH KOREA — (0.0%)
	AMOREPACIFIC Group	738	24,579
	Hyundai Engineering & Construction Co. Ltd.	1,442	196,014

TOTAL SOUTH KOREA			220,593

TOTAL PREFERRED STOCKS			45,651,718

	RIGHTS/WARRANTS — (0.0%)
	BRAZIL — (0.0%)
*	Ultrapar Participacoes SA Rights 11/03/21	28,395	0

	TAIWAN — (0.0%)
*	Eva Airways Corp. Rights Exp 10/01/21	70,445	0

	THAILAND — (0.0%)
*	Banpu PCL 10/01/22	1,450,416	225,108
*	Banpu PCL 10/01/23	1,450,416	147,741
*	BTS W7 Warrants 07/11/24	423,150	0
*	BTS W8 Warrants 07/22/22	846,300	0

TOTAL THAILAND			372,849

TOTAL RIGHTS/WARRANTS			372,849

	TOTAL INVESTMENT SECURITIES (Cost $3,711,438,631)		6,289,684,673

			Value†
	SECURITIES LENDING COLLATERAL — (1.7%)
@ §	The DFA Short Term Investment Fund	9,324,531	107,884,825

	TOTAL INVESTMENTS — (100.0%) (Cost $3,819,309,985)		$6,397,569,498

ADR	American Depositary Receipt
CP	Certificate Participation
GDR	Global Depositary Receipt
SA	Special Assessment

»	Securities that have been fair value factored. See Note B to Financial Statements.
*	Non-Income Producing Securities.
#	Total or Partial Securities on Loan.
Ω

Rule 144A, Section 4(2), or other security that is restricted as to resale to institutional investors. This security has been deemed liquid based upon the Fund’s Liquidity Guidelines. The liquidity determination is unaudited.

††	Security valued using significant unobservable inputs (Level 3).
†	See Note B to Financial Statements.
@	Security purchased with cash collateral received from Securities on Loan.
§	Affiliated Fund.

THE EMERGING MARKETS SERIES

CONTINUED

As of October 31, 2021, The Emerging Markets Series had entered into the following outstanding futures contracts:

					Unrealized
	Number of	Expiration	Notional	Market	Appreciation
Description	Contracts	Date	Value	Value	(Depreciation)
Long Position Contracts:
E-Mini MSCI Emerging Markets Index	650	12/17/21	$42,358,988	$41,015,000	$(1,343,988)
S&P 500® Emini Index	26	12/17/21	5,584,545	5,976,100	391,555

Total Futures Contracts			$47,943,533	$46,991,100	$(952,433)

Summary of the Series’ investments as of October 31, 2021, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Brazil	$191,116,553	—	—	$191,116,553
Chile	13,782,759	$12,913,745	—	26,696,504
China	354,617,905	1,652,811,475	$4,505,901	2,011,935,281
Colombia	12,316,697	—	—	12,316,697
Czech Republic	—	9,027,755	—	9,027,755
Egypt	3,183	3,888,408	—	3,891,591
Greece	—	16,687,636	13,128	16,700,764
Hong Kong	930,840	4,601,344	—	5,532,184
Hungary	—	21,255,120	—	21,255,120
India	39,363,772	809,889,695	—	849,253,467
Indonesia	—	111,668,223	—	111,668,223
Malaysia	—	98,689,277	—	98,689,277
Mexico	131,210,831	—	—	131,210,831
Netherlands	—	3,847,242	—	3,847,242
Peru	6,418,615	—	—	6,418,615
Philippines	1,560,460	46,132,924	—	47,693,384
Poland	—	54,588,905	—	54,588,905
Qatar	—	37,606,118	—	37,606,118
Russia	15,912,841	69,384,711	—	85,297,552
Saudi Arabia	—	209,187,727	—	209,187,727
South Africa	40,943,383	186,045,781	—	226,989,164
South Korea	8,895,927	830,485,729	—	839,381,656
Taiwan	5,760,517	1,051,555,679	7,461	1,057,323,657
Thailand	115,888,768	—	—	115,888,768
Turkey	—	28,003,484	—	28,003,484
United Arab Emirates	—	40,760,055	—	40,760,055
United States	1,379,532	—	—	1,379,532
Preferred Stocks
Brazil	42,291,948	—	—	42,291,948
Chile	—	975,429	—	975,429
Colombia	2,163,748	—	—	2,163,748
South Korea	—	220,593	—	220,593
Rights/Warrants
Thailand	—	372,849	—	372,849
Securities Lending Collateral	—	107,884,825	—	107,884,825
Futures Contracts**	(952,433)	—	—	(952,433)

TOTAL	$983,605,846	$5,408,484,729	$4,526,490^	$6,396,617,065

**	Valued at the unrealized appreciation/(depreciation) on the investment.
^	A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the reporting period in relation to net assets.

See accompanying Notes to Financial Statements.

TAX-MANAGED U.S. MARKETWIDE VALUE PORTFOLIO II

SCHEDULE OF INVESTMENTS

October 31, 2021

		Shares	Value†
COMMON STOCKS — (98.6%)
COMMUNICATION SERVICES — (12.4%)
	Activision Blizzard, Inc.	496,359	$38,810,310
# *	AMC Networks, Inc., Class A	6,800	270,572
	AT&T, Inc.	6,688,245	168,945,069
	ATN International, Inc.	684	27,894
*	Cars.com, Inc.	39,542	514,837
# *	Charter Communications, Inc., Class A	339,394	229,053,617
	Comcast Corp., Class A	5,581,653	287,064,414
# *	Consolidated Communications Holdings, Inc.	10,700	79,180
*	Discovery, Inc., Class C	136,284	3,074,567
*	DISH Network Corp., Class A	83,975	3,448,853
# *	EchoStar Corp., Class A	23,551	552,506
#	Entravision Communications Corp., Class A	38,094	303,609
	EW Scripps Co., Class A	81,265	1,511,529
	Fox Corp., Class A	211,170	8,391,896
	Fox Corp., Class B	104,154	3,849,532
# *	Gannett Co., Inc.	53,152	308,282
	Gray Television, Inc.	54,374	1,274,527
*	Hemisphere Media Group, Inc.	18,877	208,591
*	IMAX Corp.	8,726	164,485
	Interpublic Group of Cos., Inc.	30,820	1,127,087
*	Iridium Communications, Inc.	51,500	2,088,325
	John Wiley & Sons, Inc., Class A	23,898	1,294,555
* »	Liberty Broadband Corp.	2,882	466,380
*	Liberty Broadband Corp., Class A	24,095	3,873,753
*	Liberty Broadband Corp., Class C	139,025	22,584,611
*	Liberty Latin America Ltd., Class A	4,700	56,494
*	Liberty Latin America Ltd., Class C	4,641	55,831
# *	Liberty Media Corp.-Liberty Braves, Class A	7,613	232,729
* »	Liberty Media Corp.-Liberty Braves, Class B	762	28,899
*	Liberty Media Corp.-Liberty Braves, Class C	1,237	36,764
# *	Liberty Media Corp.-Liberty Formula One, Class A	17,043	888,792
# *	Liberty Media Corp.-Liberty Formula One, Class C	44,409	2,478,022
*	Liberty Media Corp.-Liberty SiriusXM, Class A	96,383	4,797,946
*	Liberty Media Corp.-Liberty SiriusXM, Class B	4,453	225,990
*	Liberty Media Corp.-Liberty SiriusXM, Class C	208,025	10,259,793
*	Lions Gate Entertainment Corp., Class B	1	11
#	Lumen Technologies, Inc.	539,862	6,402,763
# *	Madison Square Garden Entertainment Corp.	14,935	1,052,469
# *	Marcus Corp.	7,499	139,256
*	Match Group, Inc.	49,723	7,497,234
»††	Media General, Inc.	25,196	1,421
*	Meredith Corp.	44,176	2,572,810
	News Corp., Class A	402,247	9,211,456
	News Corp., Class B	99,903	2,253,812
»††	NewStar Financial, Inc.	41,166	4,182
#	Nexstar Media Group, Inc., Class A	51,781	7,763,525
# *	Reading International, Inc., Class A	8,800	42,152
	Saga Communications, Inc., Class A	8,693	192,637
	Scholastic Corp.	21,511	778,483
#	Spok Holdings, Inc.	9,322	95,923
	TEGNA, Inc.	184,139	3,620,173
	Telephone & Data Systems, Inc.	90,571	1,697,301
*	T-Mobile U.S., Inc.	282,437	32,488,728
# *	TripAdvisor, Inc.	2,048	67,523
*	U.S. Cellular Corp.	12,191	372,679

TAX-MANAGED U.S. MARKETWIDE VALUE PORTFOLIO II

CONTINUED

		Shares	Value†
COMMUNICATION SERVICES — (Continued)
	Verizon Communications, Inc.	1,061,429	$56,245,123
#	ViacomCBS, Inc., Class A	14,300	556,699
	ViacomCBS, Inc., Class B	3,600	130,392
*	Walt Disney Co.	589,605	99,684,517
*	Zillow Group, Inc., Class A	26,110	2,760,349
# *	Zillow Group, Inc., Class C	64,720	6,706,934
*	Zynga, Inc., Class A	640,800	4,729,104

TOTAL COMMUNICATION SERVICES			1,045,417,897

CONSUMER DISCRETIONARY — (7.0%)
*	1-800-Flowers.com, Inc., Class A	44,330	1,423,880
	Aaron’s Co., Inc.	29,215	683,339
#	Acushnet Holdings Corp.	2,067	105,293
# *	Adtalem Global Education, Inc.	59,964	2,214,471
#	Advance Auto Parts, Inc.	20,070	4,526,186
*	American Axle & Manufacturing Holdings, Inc.	91,765	833,226
#	American Eagle Outfitters, Inc.	173,750	4,124,825
*	American Outdoor Brands, Inc.	16,076	366,211
	Aramark	136,783	4,989,844
*	Asbury Automotive Group, Inc.	6,182	1,209,879
#	Autoliv, Inc.	53,413	5,173,049
*	AutoNation, Inc.	58,352	7,067,594
*	Barnes & Noble Education, Inc.	20,210	209,780
#	Bassett Furniture Industries, Inc.	2,900	48,981
*	Beazer Homes USA, Inc.	4,326	78,344
	Best Buy Co., Inc.	15,363	1,877,973
#	Big 5 Sporting Goods Corp.	10,801	261,168
# *	Biglari Holdings, Inc., Class B	8	1,330
*	BJ’s Restaurants, Inc.	16,658	555,045
*	Boot Barn Holdings, Inc.	32,500	3,395,925
	BorgWarner, Inc.	203,984	9,193,559
	Brunswick Corp.	63,040	5,868,394
# *	Build-A-Bear Workshop, Inc.	25,874	405,704
	Caleres, Inc.	13,408	309,188
# *	Callaway Golf Co.	102,862	2,782,417
	Canterbury Park Holding Corp.	2,755	43,529
*	Capri Holdings Ltd.	129,788	6,909,913
# *	Carnival Corp.	139,546	3,092,339
	Carriage Services, Inc.	20,916	1,076,128
#	Carrols Restaurant Group, Inc.	35,900	131,753
*	Cavco Industries, Inc.	7,600	1,826,888
	Century Communities, Inc.	14,709	986,386
# *	Chico’s FAS, Inc.	32,500	177,450
*	Chuy’s Holdings, Inc.	12,152	354,352
# *	Citi Trends, Inc.	5,815	449,848
	Columbia Sportswear Co.	1,785	185,354
# *	Conn’s, Inc.	25,450	566,772
»††	Contra Zagg, Inc.	30,497	2,745
	Culp, Inc.	10,036	132,776
	Dana, Inc.	112,665	2,500,036
*	Deckers Outdoor Corp.	9,229	3,648,316
# *	Delta Apparel, Inc.	7,532	202,234
#	Dick’s Sporting Goods, Inc.	83,076	10,318,870
#	Dillard’s, Inc., Class A	75,900	17,543,526
*	Dorman Products, Inc.	9,311	971,882
	DR Horton, Inc.	225,681	20,146,543
#	Educational Development Corp.	3,358	32,808
*	El Pollo Loco Holdings, Inc.	4,415	64,901
	Escalade, Inc.	277	5,183

TAX-MANAGED U.S. MARKETWIDE VALUE PORTFOLIO II

CONTINUED

		Shares	Value†
CONSUMER DISCRETIONARY — (Continued)
#	Ethan Allen Interiors, Inc.	23,817	$552,793
*	Fiesta Restaurant Group, Inc.	10,900	114,886
*	Flanigan’s Enterprises, Inc.	865	25,301
#	Flexsteel Industries, Inc.	2,068	57,904
	Foot Locker, Inc.	102,986	4,909,343
*	Ford Motor Co.	2,621,330	44,772,316
# *	Fossil Group, Inc.	600	7,092
*	General Motors Co.	1,095,598	59,633,399
*	Genesco, Inc.	6,456	391,169
	Gentex Corp.	145,810	5,160,216
*	Gentherm, Inc.	37,081	2,730,274
# *	G-III Apparel Group Ltd.	31,225	894,909
*	Goodyear Tire & Rubber Co.	317,648	6,073,430
	Graham Holdings Co., Class B	5,780	3,386,213
*	Green Brick Partners, Inc.	2,594	67,574
	Group 1 Automotive, Inc.	57,936	10,416,893
#	Guess?, Inc.	59,800	1,238,458
	Hamilton Beach Brands Holding Co., Class A	10,413	156,195
	Harley-Davidson, Inc.	3,372	123,044
#	Haverty Furniture Cos., Inc.	33,479	960,847
# *	Helen of Troy Ltd.	61,653	13,868,842
	Hibbett, Inc.	20,800	1,610,752
#	Hooker Furniture Corp.	14,814	373,461
*	Hyatt Hotels Corp., Class A	14,601	1,244,005
# *	International Game Technology PLC	7,100	209,379
	Johnson Outdoors, Inc., Class A	15,588	1,655,134
#	KB Home	30,800	1,236,620
	Kohl’s Corp.	144,069	6,991,669
*	Lakeland Industries, Inc.	9,887	206,737
	La-Z-Boy, Inc.	56,332	1,872,476
#	LCI Industries	10,111	1,411,900
	Lear Corp.	51,273	8,811,265
	Lennar Corp., Class A	224,100	22,394,313
	Lennar Corp., Class B	12,506	1,026,492
	Lifetime Brands, Inc.	16,431	278,670
	Lithia Motors, Inc., Class A	34,933	11,151,312
*	LKQ Corp.	208,413	11,479,388
*	M/I Homes, Inc.	37,930	2,171,872
	Macy’s, Inc.	62,400	1,651,728
# *	MarineMax, Inc.	29,164	1,510,404
	Marriott Vacations Worldwide Corp.	11,331	1,781,460
*	Meritage Homes Corp.	28,156	3,060,839
	MGM Resorts International	227,871	10,746,396
*	Modine Manufacturing Co.	14,650	161,150
# *	Mohawk Industries, Inc.	98,740	17,497,715
*	Monarch Casino & Resort, Inc.	1,103	79,659
	Monro, Inc.	3,100	191,456
*	Motorcar Parts of America, Inc.	17,638	333,711
	Movado Group, Inc.	21,998	732,533
	Murphy USA, Inc.	34,678	5,650,780
	Newell Brands, Inc.	126,940	2,905,657
# *	Norwegian Cruise Line Holdings Ltd.	80,215	2,063,130
*	ODP Corp.	54,901	2,377,213
	Oxford Industries, Inc.	11,400	1,057,008
	Patrick Industries, Inc.	13,200	1,028,412
	Penske Automotive Group, Inc.	43,845	4,649,762
*	Perdoceo Education Corp.	78,974	838,704
	PulteGroup, Inc.	275,833	13,262,051
*	PVH Corp.	31,964	3,494,624

TAX-MANAGED U.S. MARKETWIDE VALUE PORTFOLIO II

CONTINUED

		Shares	Value†
CONSUMER DISCRETIONARY — (Continued)
	Qurate Retail, Inc., Class A	620,725	$6,480,369
	Ralph Lauren Corp.	13,658	1,736,888
	RCI Hospitality Holdings, Inc.	12,026	815,363
# *	Red Robin Gourmet Burgers, Inc.	17,849	354,660
	Rocky Brands, Inc.	8,729	476,167
# *	Royal Caribbean Cruises Ltd.	322,500	27,228,675
#	Shoe Carnival, Inc.	65,300	2,211,711
*	Skechers USA, Inc., Class A	146,140	6,753,129
	Smith & Wesson Brands, Inc.	64,307	1,382,601
#	Sonic Automotive, Inc., Class A	22,800	1,127,004
*	Sportsman’s Warehouse Holdings, Inc.	21,200	365,912
	Standard Motor Products, Inc.	37,342	1,788,682
	Steven Madden Ltd.	35,225	1,588,647
*	Stoneridge, Inc.	25,661	487,046
#	Strategic Education, Inc.	123	8,390
*	Strattec Security Corp.	5,224	181,116
*	Stride, Inc.	3,100	110,050
	Superior Group of Cos., Inc.	17,956	466,676
	Target Corp.	259,962	67,491,334
#	Thor Industries, Inc.	38,190	3,893,852
	Tilly’s, Inc., Class A	18,598	258,140
	Toll Brothers, Inc.	126,380	7,604,285
*	TopBuild Corp.	35,100	9,019,647
*	Unifi, Inc.	41,401	994,452
*	Universal Electronics, Inc.	15,506	638,537
# *	Urban Outfitters, Inc.	31,400	1,002,602
#	Whirlpool Corp.	50,924	10,736,307
#	Winnebago Industries, Inc.	27,135	1,836,768
# *	Zumiez, Inc.	2,800	113,960

TOTAL CONSUMER DISCRETIONARY			590,970,042

CONSUMER STAPLES — (6.2%)
	Alico, Inc.	960	34,176
	Andersons, Inc.	30,460	1,037,468
	Archer-Daniels-Midland Co.	750,362	48,203,255
	Bunge Ltd.	114,694	10,625,252
	Cal-Maine Foods, Inc.	1,523	54,919
	Casey’s General Stores, Inc.	26,905	5,153,384
# *	Central Garden & Pet Co.	25,184	1,298,991
*	Central Garden & Pet Co., Class A	48,121	2,223,190
	Conagra Brands, Inc.	144,700	4,659,340
	Constellation Brands, Inc., Class A	3,091	670,160
*	Coty, Inc., Class A	71,506	606,371
*	Darling Ingredients, Inc.	173,938	14,701,240
	Flowers Foods, Inc.	44,317	1,096,846
	Fresh Del Monte Produce, Inc.	39,437	1,320,745
# *	Hain Celestial Group, Inc.	87,292	3,916,792
#	Ingles Markets, Inc., Class A	11,437	791,326
	Ingredion, Inc.	62,317	5,934,448
#	J M Smucker Co.	108,204	13,293,943
	John B. Sanfilippo & Son, Inc.	10,428	881,166
	Kroger Co.	285,863	11,440,237
*	Landec Corp.	37,056	360,184
	Limoneira Co.	5,609	90,473
	Molson Coors Beverage Co., Class A	1,188	69,029
#	Molson Coors Beverage Co., Class B	133,800	5,899,242
	Mondelez International, Inc., Class A	2,081,099	126,405,953
#	Natural Grocers by Vitamin Cottage, Inc.	1,000	12,180
	Nature’s Sunshine Products, Inc.	1,029	16,248

TAX-MANAGED U.S. MARKETWIDE VALUE PORTFOLIO II

CONTINUED

		Shares	Value†
CONSUMER STAPLES — (Continued)
	Nu Skin Enterprises, Inc., Class A	3,097	$124,345
	Oil-Dri Corp. of America	5,047	175,736
*	Performance Food Group Co.	93,198	4,215,345
*	Pilgrim’s Pride Corp.	7,900	222,464
*	Post Holdings, Inc.	72,415	7,348,674
	PriceSmart, Inc.	4,262	306,651
	Sanderson Farms, Inc.	22,700	4,300,515
	Seaboard Corp.	1,781	6,856,886
*	Seneca Foods Corp., Class A	6,301	325,321
* »	Seneca Foods Corp., Class B	300	15,390
*	Simply Good Foods Co.	8,033	318,508
	SpartanNash Co.	33,983	786,367
	Spectrum Brands Holdings, Inc.	6,675	625,781
	Tyson Foods, Inc., Class A	405,030	32,390,249
*	U.S. Foods Holding Corp.	208,373	7,224,292
*	United Natural Foods, Inc.	2,700	117,153
#	Universal Corp.	22,290	1,047,630
#	Village Super Market, Inc., Class A	1,900	42,313
	Walgreens Boots Alliance, Inc.	505,106	23,750,084
	Walmart, Inc.	1,115,621	166,696,090
#	Weis Markets, Inc.	11,602	653,309

TOTAL CONSUMER STAPLES			518,339,661

ENERGY — (6.3%)
	Adams Resources & Energy, Inc.	6,004	176,217
# *	Arch Resources, Inc.	11,506	1,047,967
	Archrock, Inc.	69,200	566,748
# *	Bristow Group, Inc.	3,352	115,979
	Chevron Corp.	769,113	88,055,747
	Civitas Resources, Inc.	6,200	348,068
# *	CNX Resources Corp.	154,203	2,252,906
	ConocoPhillips	1,439,649	107,239,454
*	CONSOL Energy, Inc.	3,800	104,538
*	Dawson Geophysical Co.	21,211	49,210
*	Delek U.S. Holdings, Inc.	52,256	1,016,379
	Devon Energy Corp.	87,794	3,518,784
# *	DMC Global, Inc.	372	15,542
	Dorian LPG Ltd.	7,304	88,525
# *	Earthstone Energy, Inc., Class A	8,400	85,260
	Evolution Petroleum Corp.	17,727	105,298
# *	Exterran Corp.	22,548	96,505
	Exxon Mobil Corp.	1,058,240	68,224,733
# *	Green Plains, Inc.	21,234	805,830
	Halliburton Co.	666,057	16,644,764
	Helmerich & Payne, Inc.	62,000	1,924,480
	Hess Corp.	146,488	12,095,514
	HollyFrontier Corp.	39,410	1,332,058
#	International Seaways, Inc.	12	211
	Kinder Morgan, Inc.	416,091	6,969,524
*	Kosmos Energy Ltd.	26,900	96,840
	Marathon Oil Corp.	467,019	7,621,750
	Marathon Petroleum Corp.	1,004,662	66,237,366
	Murphy Oil Corp.	28,000	779,240
# *	Nabors Industries Ltd.	640	65,600
	NACCO Industries, Inc., Class A	6,832	212,065
# *	Natural Gas Services Group, Inc.	10,028	114,018
# *	Newpark Resources, Inc.	73,721	250,651
*	NexTier Oilfield Solutions, Inc.	1,400	6,244
	Patterson-UTI Energy, Inc.	1,400	11,984

TAX-MANAGED U.S. MARKETWIDE VALUE PORTFOLIO II

CONTINUED

		Shares	Value†
ENERGY — (Continued)
	PDC Energy, Inc.	21,789	$1,139,783
	Phillips 66	723,574	54,108,864
	Pioneer Natural Resources Co.	122,117	22,833,437
# *	ProPetro Holding Corp.	5,764	55,277
*	REX American Resources Corp.	4,050	356,198
	Schlumberger NV	85,000	2,742,100
# *	SEACOR Marine Holdings, Inc.	12,678	56,544
	SFL Corp. Ltd.	12,481	98,725
# *	SilverBow Resources, Inc.	3,019	83,324
	SM Energy Co.	13,000	446,160
*	Southwestern Energy Co.	377,255	1,841,004
	Targa Resources Corp.	26,979	1,474,942
	Valero Energy Corp.	605,899	46,854,170
	Williams Cos., Inc.	352,897	9,912,877
	World Fuel Services Corp.	28,812	879,630

TOTAL ENERGY .			531,159,034

FINANCIALS — (22.5%)
	1st Constitution Bancorp	692	16,456
	1st Source Corp.	45,305	2,187,325
	Affiliated Managers Group, Inc.	31,797	5,338,080
	Aflac, Inc.	337,222	18,098,705
*	Alleghany Corp.	3,115	2,029,049
	Allstate Corp.	157,339	19,458,114
	American Equity Investment Life Holding Co.	89,529	2,853,289
	American Financial Group, Inc.	156,083	21,233,531
	American International Group, Inc.	169,239	10,000,333
#	American National Group, Inc.	22,561	4,280,047
	Ameris Bancorp	6,370	333,724
	AmeriServ Financial, Inc.	30,968	123,562
*	Arch Capital Group Ltd.	9,282	388,173
	Argo Group International Holdings Ltd.	59,381	3,271,893
	Associated Banc-Corp	34,231	762,667
	Assurant, Inc.	65,820	10,617,424
	Assured Guaranty Ltd.	122,989	6,835,729
	Atlantic Union Bankshares Corp.	68,946	2,473,093
# *	Atlanticus Holdings Corp.	2,064	159,939
	Banc of California, Inc.	6,533	132,816
*	Bancorp, Inc.	14,759	450,887
	Bank of America Corp.	5,929,137	283,294,166
	Bank of New York Mellon Corp.	491,755	29,111,896
	Bank OZK	18,531	827,780
	BankFinancial Corp.	16,687	190,065
	BankUnited, Inc.	42,709	1,732,277
	Banner Corp.	34,593	1,998,092
	Bar Harbor Bankshares	2,733	81,170
#	BCB Bancorp, Inc.	1,059	16,012
*	Berkshire Hathaway, Inc., Class B	428,203	122,898,543
	Berkshire Hills Bancorp, Inc.	18,119	491,931
*	Blucora, Inc.	57,127	943,738
	BOK Financial Corp.	26,900	2,721,473
	Brookline Bancorp, Inc.	90,600	1,454,130
	Cadence Bank	52,027	1,509,824
	Capital City Bank Group, Inc.	14,283	383,784
	Capital One Financial Corp.	333,920	50,431,938
	Cathay General Bancorp	85,940	3,625,809
* »	CCUR Holdings, Inc.	3	18,450
	Century Bancorp, Inc., Class A	295	33,969
	Chemung Financial Corp.	300	13,875

TAX-MANAGED U.S. MARKETWIDE VALUE PORTFOLIO II

CONTINUED

		Shares	Value†
FINANCIALS — (Continued)
	Chubb Ltd.	64,312	$12,565,279
	Cincinnati Financial Corp.	12,284	1,491,769
	CIT Group, Inc.	60,259	2,984,628
	Citigroup, Inc.	1,441,183	99,672,216
#	Citizens Community Bancorp, Inc.	10,355	140,828
	Citizens Financial Group, Inc.	2,265	107,316
#	CNA Financial Corp.	51,474	2,309,124
	CNO Financial Group, Inc.	301,264	7,272,513
	Codorus Valley Bancorp, Inc.	165	3,612
	Columbia Banking System, Inc.	69,936	2,386,916
	Comerica, Inc.	47,590	4,049,433
#	Community Bankers Trust Corp.	5,917	68,992
#	Community Financial Corp.	408	15,553
	Community Trust Bancorp, Inc.	18,195	794,758
#	Community West Bancshares	400	5,240
	ConnectOne Bancorp, Inc.	38,800	1,308,724
# *	Consumer Portfolio Services, Inc.	26,500	173,045
	Cowen, Inc., Class A	3,989	150,505
#	Cullen/Frost Bankers, Inc.	500	64,750
*	Customers Bancorp, Inc.	2,290	122,034
	Donegal Group, Inc., Class A	12,386	176,501
*	Donnelley Financial Solutions, Inc.	6,900	264,408
	Eagle Bancorp Montana, Inc.	1,000	22,500
	East West Bancorp, Inc.	87,046	6,918,416
	Employers Holdings, Inc.	27,567	1,064,086
	Equity Bancshares, Inc., Class A	2,393	80,070
	ESSA Bancorp, Inc.	8,217	133,526
#	Evans Bancorp, Inc.	1,681	67,156
	Everest Re Group Ltd.	34,913	9,129,750
	FB Financial Corp.	5,150	233,450
	Federal Agricultural Mortgage Corp., Class A	177	20,965
#	Federal Agricultural Mortgage Corp., Class C	9,500	1,197,855
	Fifth Third Bancorp	380,432	16,560,205
	Financial Institutions, Inc.	296	9,448
	First American Financial Corp.	71,961	5,263,228
	First BanCorp	149,954	2,046,872
	First BanCorp	17,251	835,293
	First Busey Corp.	27,120	691,289
	First Business Financial Services, Inc.	964	28,149
	First Citizens BancShares, Inc., Class A	8,627	7,021,515
	First Commonwealth Financial Corp.	81,147	1,241,549
	First Financial Bancorp	65,406	1,555,355
	First Financial Corp.	1,147	49,149
	First Financial Northwest, Inc.	25,371	418,622
#	First Hawaiian, Inc.	67,992	1,875,899
	First Horizon Corp.	185,460	3,147,256
	First Internet Bancorp	5,329	181,399
#	First Interstate BancSystem, Inc., Class A	7,320	304,292
	First Merchants Corp.	40,115	1,667,982
	First Midwest Bancorp, Inc.	64,235	1,236,524
	First United Corp.	1,266	23,902
	Flagstar Bancorp, Inc.	9,232	435,658
	FNB Corp.	80,914	942,648
	Fulton Financial Corp.	140,780	2,266,558
#	Global Indemnity Group LLC, Class A	8,282	203,654
	Goldman Sachs Group, Inc.	198,993	82,253,757
	Great Southern Bancorp, Inc.	1,616	91,191
	Great Western Bancorp, Inc.	1,323	45,048
	Guaranty Federal Bancshares, Inc.	1,684	40,163

TAX-MANAGED U.S. MARKETWIDE VALUE PORTFOLIO II

CONTINUED

		Shares	Value†
FINANCIALS — (Continued)
# *	Hallmark Financial Services, Inc.	16,734	$55,724
	Hanmi Financial Corp.	3,221	71,474
	Hanover Insurance Group, Inc.	88,829	11,192,454
	Hartford Financial Services Group, Inc.	245,844	17,929,403
	Heartland Financial USA, Inc.	465	23,306
#	Hilltop Holdings, Inc.	26,171	927,500
*	HMN Financial, Inc.	3,456	80,559
	Home Bancorp, Inc.	719	30,018
#	Home BancShares, Inc.	49,545	1,177,189
	HomeStreet, Inc.	2,200	103,752
	Hope Bancorp, Inc.	95,411	1,392,046
	Horace Mann Educators Corp.	58,206	2,280,511
	Huntington Bancshares, Inc.	1,172,438	18,454,174
#	Independence Holding Co.	500	24,525
#	Independent Bank Corp.	339	28,646
	Independent Bank Group, Inc.	40,199	2,905,986
	International Bancshares Corp.	23,718	1,005,643
	Investors Bancorp, Inc.	81,912	1,253,254
	Investors Title Co.	1,069	207,172
	Janus Henderson Group PLC	11,721	545,027
	JPMorgan Chase & Co.	2,146,505	364,669,734
	Kemper Corp.	40,117	2,546,627
	KeyCorp	526,210	12,244,907
	Lakeland Bancorp, Inc.	55,240	993,215
	Landmark Bancorp, Inc.	2,765	79,190
	Lincoln National Corp.	22,300	1,608,945
	Loews Corp.	243,798	13,669,754
	M&T Bank Corp.	35,300	5,193,336
	Marlin Business Services Corp.	13,787	315,998
*	MBIA, Inc.	82,267	1,278,429
	Mercantile Bank Corp.	4,422	151,984
	Meridian Bancorp, Inc.	1,000	23,200
	Meridian Corp.	511	15,432
	MetLife, Inc.	318,167	19,980,888
	MGIC Investment Corp.	340,167	5,497,099
#	Middlefield Banc Corp.	452	11,300
	MidWestOne Financial Group, Inc.	346	10,847
	Morgan Stanley	1,127,557	115,890,308
	MVB Financial Corp.	716	30,566
	National Western Life Group, Inc., Class A	900	193,509
	Navient Corp.	61,729	1,216,061
	Nelnet, Inc., Class A	16,900	1,396,447
#	New York Community Bancorp, Inc.	143,245	1,780,535
*	Nicolet Bankshares, Inc.	1,516	108,985
	Northfield Bancorp, Inc.	2,300	40,365
	Northrim BanCorp, Inc.	5,734	254,704
	Northwest Bancshares, Inc.	97,727	1,348,633
	OceanFirst Financial Corp.	5,466	121,181
	OFG Bancorp	34,148	884,433
	Old National Bancorp	66,704	1,139,304
	Old Republic International Corp.	171,727	4,435,708
	OneMain Holdings, Inc.	68,655	3,625,671
	Oppenheimer Holdings, Inc., Class A	3,097	161,199
	Pacific Premier Bancorp, Inc.	3,466	145,537
	PacWest Bancorp	88,630	4,207,266
	Parke Bancorp, Inc.	660	14,632
	Peoples Bancorp of North Carolina, Inc.	275	7,728
	Peoples Bancorp, Inc.	21,145	675,794
	People’s United Financial, Inc.	77,200	1,323,208

TAX-MANAGED U.S. MARKETWIDE VALUE PORTFOLIO II

CONTINUED

		Shares	Value†
FINANCIALS — (Continued)
	Pinnacle Financial Partners, Inc.	13,681	$1,321,174
	PNC Financial Services Group, Inc.	158,525	33,453,531
	Popular, Inc.	56,536	4,604,292
# *	PRA Group, Inc.	3,923	168,218
	Premier Financial Corp.	21,760	693,709
	Primis Financial Corp.	193	2,924
	Principal Financial Group, Inc.	218,754	14,676,206
	PROG Holdings, Inc.	57,230	2,314,954
	Prosperity Bancshares, Inc.	39,489	2,973,917
	Provident Financial Holdings, Inc.	4,144	70,655
#	Provident Financial Services, Inc.	64,659	1,600,957
	Prudential Bancorp, Inc.	1,222	18,318
	Prudential Financial, Inc.	220,446	24,260,082
	Radian Group, Inc.	167,314	3,993,785
	Regions Financial Corp.	1,302,555	30,844,502
	Reinsurance Group of America, Inc.	153,566	18,133,073
#	Renasant Corp.	44,538	1,666,167
	Riverview Bancorp, Inc.	1,682	12,430
	Safety Insurance Group, Inc.	24,000	1,881,840
	Salisbury Bancorp, Inc.	300	15,690
	Sandy Spring Bancorp, Inc.	10,325	490,025
	Santander Consumer USA Holdings, Inc.	48,660	2,029,122
	SB Financial Group, Inc.	1,128	21,094
	Selective Insurance Group, Inc.	45,200	3,542,324
	Severn Bancorp, Inc.	1,399	19,068
#	Signature Bank	26,062	7,761,785
	Simmons First National Corp., Class A	52,445	1,567,581
	South State Corp.	7,796	608,790
	State Auto Financial Corp.	15,100	774,781
	State Street Corp.	60,004	5,913,394
	Sterling Bancorp	110,271	2,806,397
	Stewart Information Services Corp.	21,171	1,506,740
	Stifel Financial Corp.	110,400	8,044,848
*	SVB Financial Group	72	51,653
	Synchrony Financial	544,549	25,294,301
	Synovus Financial Corp.	113,409	5,283,725
#	Territorial Bancorp, Inc.	823	20,649
*	Texas Capital Bancshares, Inc.	22,592	1,369,075
	Timberland Bancorp, Inc.	3,971	110,195
	Tiptree, Inc.	37,071	578,678
	Towne Bank	10,057	316,997
	Travelers Cos., Inc.	168,250	27,068,060
	TriCo Bancshares	854	37,431
	Truist Financial Corp.	345,238	21,912,256
	Trustmark Corp.	53,239	1,693,533
	U.S. Bancorp	5,300	319,961
	UMB Financial Corp.	6,961	687,886
	Umpqua Holdings Corp.	52,732	1,078,369
	United Bankshares, Inc.	22,529	833,348
	United Community Banks, Inc.	9,172	319,552
	United Fire Group, Inc.	15,633	319,382
	United Security Bancshares	8,637	68,319
	Unity Bancorp, Inc.	3,592	91,057
	Universal Insurance Holdings, Inc.	900	13,293
	Univest Financial Corp.	2,256	64,747
	Unum Group	454,906	11,586,456
	Valley National Bancorp	45,155	598,755
#	Virtus Investment Partners, Inc.	2,751	880,320
#	Voya Financial, Inc.	24,457	1,706,365

TAX-MANAGED U.S. MARKETWIDE VALUE PORTFOLIO II

CONTINUED

		Shares	Value†
FINANCIALS — (Continued)
	Washington Federal, Inc.	97,887	$3,461,284
	Waterstone Financial, Inc.	8,526	176,232
#	Webster Financial Corp.	22,479	1,257,925
	Wells Fargo & Co.	1,288,810	65,935,520
	WesBanco, Inc.	34,796	1,209,857
#	Western New England Bancorp, Inc.	13,698	133,282
	Wintrust Financial Corp.	47,328	4,188,528
	WSFS Financial Corp.	40,724	2,109,910
	Zions Bancorp NA	121,745	7,668,718

TOTAL FINANCIALS			1,891,475,295

HEALTH CARE — (18.1%)
	Abbott Laboratories	915,297	117,972,630
# *	Acadia Healthcare Co., Inc.	68,394	4,240,428
*	Addus HomeCare Corp.	2,044	191,114
# *	Allscripts Healthcare Solutions, Inc.	33,823	466,081
*	AMN Healthcare Services, Inc.	3,400	335,580
*	AngioDynamics, Inc.	2,154	61,604
# *	Anika Therapeutics, Inc.	14,671	611,047
	Anthem, Inc.	504,640	219,584,003
*	Arena Pharmaceuticals, Inc.	2,796	160,462
	Becton Dickinson & Co.	409	97,992
*	Biogen, Inc.	3,984	1,062,453
*	Bio-Rad Laboratories, Inc., Class A	6,342	5,039,861
	Bristol-Myers Squibb Co.	676,465	39,505,556
*	Brookdale Senior Living, Inc.	106,229	690,489
*	Catalent, Inc.	16,700	2,302,262
*	Centene Corp.	102,379	7,293,480
	Cigna Corp.	285,386	60,961,303
#	CONMED Corp.	43,239	6,325,001
	Cooper Cos., Inc.	13,956	5,818,536
*	Covetrus, Inc.	7,558	152,596
*	Cross Country Healthcare, Inc.	33,795	700,570
*	CryoLife, Inc.	17,502	361,241
*	Cumberland Pharmaceuticals, Inc.	23,319	62,728
	CVS Health Corp.	1,510,745	134,879,314
	Danaher Corp.	375,873	117,185,925
*	DaVita, Inc.	68,853	7,108,384
	DENTSPLY SIRONA, Inc.	67,083	3,837,818
*	Elanco Animal Health, Inc.	300	9,864
*	Emergent BioSolutions, Inc.	30,178	1,438,585
*	Envista Holdings Corp.	163,737	6,402,117
# *	Enzo Biochem, Inc.	6,287	21,627
*	Exelixis, Inc.	31,444	676,360
*	FONAR Corp.	1,460	23,360
	Gilead Sciences, Inc.	52,527	3,407,952
*	Globus Medical, Inc., Class A	13,207	1,019,184
*	Harvard Bioscience, Inc.	16,180	121,835
*	Horizon Therapeutics PLC	45,000	5,395,950
	Humana, Inc.	198,071	91,738,564
*	Integer Holdings Corp.	41,672	3,751,313
# *	IntriCon Corp.	8,135	138,295
*	Jazz Pharmaceuticals PLC	44,811	5,961,655
*	Kewaunee Scientific Corp.	1,631	20,877
*	Laboratory Corp. of America Holdings	9,871	2,833,174
*	LHC Group, Inc.	30,318	4,080,500
*	Magellan Health, Inc.	200	18,966
*»††	MedCath Corp.	29,240	0
*	Medpace Holdings, Inc.	800	181,240

TAX-MANAGED U.S. MARKETWIDE VALUE PORTFOLIO II

CONTINUED

		Shares	Value†
HEALTH CARE — (Continued)
	Medtronic PLC	814,175	$97,587,016
*	Meridian Bioscience, Inc.	37,500	705,375
*	Merit Medical Systems, Inc.	27,130	1,824,764
*	ModivCare, Inc.	9,300	1,513,761
*	Molina Healthcare, Inc.	18,941	5,601,233
*	Myriad Genetics, Inc.	1,987	61,140
	National HealthCare Corp.	6,880	481,187
*	Natus Medical, Inc.	16,198	405,760
*	NuVasive, Inc.	4,355	232,383
# *	Omnicell, Inc.	35,405	6,307,401
# *	OraSure Technologies, Inc.	69,400	740,498
	Patterson Cos., Inc.	12,992	406,130
	PerkinElmer, Inc.	76,500	13,532,085
	Perrigo Co. PLC	36,061	1,628,154
	Pfizer, Inc.	3,696,959	161,704,987
	Premier, Inc., Class A	13,070	509,077
*	Prestige Consumer Healthcare, Inc.	111,489	6,688,225
	Quest Diagnostics, Inc.	20,299	2,979,487
	Select Medical Holdings Corp.	124,004	4,119,413
	STERIS PLC	200	46,748
# *	Supernus Pharmaceuticals, Inc.	523	15,612
*	Surgalign Holdings, Inc.	48,158	46,294
*	Surmodics, Inc.	5,593	311,306
*	Syneos Health, Inc.	37,367	3,487,836
*	Taro Pharmaceutical Industries Ltd.	3,478	193,272
	Teleflex, Inc.	19,840	7,081,690
	Thermo Fisher Scientific, Inc.	435,609	275,770,990
*	Triple-S Management Corp., Class B	21,741	767,240
*	United Therapeutics Corp.	16,900	3,223,844
	UnitedHealth Group, Inc.	91,816	42,278,514
	Universal Health Services, Inc., Class B	38,927	4,830,841
*	Vanda Pharmaceuticals, Inc.	700	11,984
# *	Varex Imaging Corp.	5,400	144,990
	Viatris, Inc.	573,585	7,657,360
	Zimmer Biomet Holdings, Inc.	34,405	4,924,044

TOTAL HEALTH CARE			1,522,070,517

INDUSTRIALS — (14.2%)
*	AAR Corp.	35,596	1,259,031
	ABM Industries, Inc.	76,400	3,362,364
#	Acme United Corp.	1,030	38,110
	Acuity Brands, Inc.	32,822	6,742,623
*	AECOM	22,080	1,509,610
*	AeroVironment, Inc.	35,065	3,124,642
	AGCO Corp.	73,273	8,954,693
	Air Lease Corp.	74,037	2,965,182
*	Air Transport Services Group, Inc.	21,308	530,356
	Alamo Group, Inc.	22,751	3,439,951
*	Alaska Air Group, Inc.	107,462	5,673,994
	Albany International Corp., Class A	20,551	1,657,438
*	Allegiant Travel Co.	5,054	885,815
	Allied Motion Technologies, Inc.	2,187	76,873
	Altra Industrial Motion Corp.	15,484	807,491
	AMERCO	29,431	21,690,353
# *	Ameresco, Inc., Class A	981	80,570
*	American Woodmark Corp.	17,504	1,203,225
#	Apogee Enterprises, Inc.	36,374	1,525,162
	Applied Industrial Technologies, Inc.	11,718	1,142,271
	ArcBest Corp.	12,135	1,090,330

TAX-MANAGED U.S. MARKETWIDE VALUE PORTFOLIO II

CONTINUED

		Shares	Value†
INDUSTRIALS — (Continued)
	Arcosa, Inc.	61,271	$3,169,549
	Argan, Inc.	14,321	590,884
*	ASGN, Inc.	55,051	6,587,403
	Astec Industries, Inc.	22,925	1,223,737
# *	Atlas Air Worldwide Holdings, Inc.	29,094	2,360,105
	AZZ, Inc.	19,600	1,041,348
	Barnes Group, Inc.	52,200	2,189,268
# *	Beacon Roofing Supply, Inc.	32,799	1,734,083
	Boise Cascade Co.	43,464	2,460,932
	Brady Corp., Class A	55,500	2,890,995
*	Builders FirstSource, Inc.	97,217	5,664,835
*	CACI International, Inc., Class A	27,304	7,853,723
	CAI International, Inc.	17,082	955,396
	Carlisle Cos., Inc.	42,219	9,411,459
	Carrier Global Corp.	245,098	12,801,469
*	CBIZ, Inc.	39,049	1,433,489
*	CECO Environmental Corp.	3,773	25,958
# *	Chart Industries, Inc.	23,620	4,193,022
	Chicago Rivet & Machine Co.	700	18,830
*	CIRCOR International, Inc.	6,849	195,470
*	Clean Harbors, Inc.	40,519	4,560,008
*	Colfax Corp.	17,646	910,887
	Columbus McKinnon Corp.	17,542	829,210
	Comfort Systems USA, Inc.	44,560	4,075,903
*	Commercial Vehicle Group, Inc.	15,404	154,656
	CompX International, Inc.	500	10,800
# *	Copa Holdings SA, Class A	26,279	1,943,595
# *	Covenant Logistics Group, Inc.	7,080	201,072
	CRA International, Inc.	7,613	836,060
	Crane Co.	17,597	1,817,418
#	CSW Industrials, Inc.	300	41,586
	CSX Corp.	3,024,000	109,378,080
	Cummins, Inc.	1,500	359,760
	Curtiss-Wright Corp.	46,353	5,918,351
	Deere & Co.	12,600	4,313,106
	Douglas Dynamics, Inc.	14,892	629,932
*	Ducommun, Inc.	12,645	611,892
*	DXP Enterprises, Inc.	16,202	534,018
# *	Dycom Industries, Inc.	8,097	643,064
	Eastern Co.	10,193	244,938
	Eaton Corp. PLC	265,270	43,705,885
*	Echo Global Logistics, Inc.	31,380	1,513,457
	EMCOR Group, Inc.	63,171	7,674,645
	Encore Wire Corp.	24,066	3,226,288
	Enerpac Tool Group Corp.	21,000	438,690
	EnerSys	44,939	3,596,918
	Ennis, Inc.	30,835	584,015
	ESCO Technologies, Inc.	29,848	2,523,947
	Espey Manufacturing & Electronics Corp.	1,671	25,282
	Federal Signal Corp.	71,923	3,079,024
	FedEx Corp.	144,562	34,048,688
	Flowserve Corp.	52,147	1,753,182
	Fortune Brands Home & Security, Inc.	123,726	12,545,816
	Forward Air Corp.	5,747	577,918
*	Franklin Covey Co.	3,046	128,694
	Franklin Electric Co., Inc.	21,158	1,827,628
*	FTI Consulting, Inc.	43,936	6,323,269
	GATX Corp.	65,445	6,207,458
*	Gencor Industries, Inc.	13,149	146,743

TAX-MANAGED U.S. MARKETWIDE VALUE PORTFOLIO II

CONTINUED

		Shares	Value†
INDUSTRIALS — (Continued)
	General Dynamics Corp.	12,462	$2,526,670
	General Electric Co.	64,158	6,728,249
*	Gibraltar Industries, Inc.	34,903	2,274,279
#	Gorman-Rupp Co.	22,062	938,076
*	Great Lakes Dredge & Dock Corp.	69,820	1,062,660
#	Greenbrier Cos., Inc.	23,651	970,164
	Griffon Corp.	40,152	1,063,626
*	GXO Logistics, Inc.	103,005	9,146,844
# *	Hawaiian Holdings, Inc.	12,054	233,245
	Heartland Express, Inc.	13,705	223,803
	Heidrick & Struggles International, Inc.	18,634	873,562
	Herc Holdings, Inc.	1,679	305,645
*	Heritage-Crystal Clean, Inc.	7,665	265,746
#	Herman Miller, Inc.	26,278	1,022,740
	Hillenbrand, Inc.	15,748	715,904
	Howmet Aerospace, Inc.	222,905	6,618,049
*	Hub Group, Inc., Class A	1,944	152,740
	Hubbell, Inc.	17,724	3,533,634
	Hurco Cos., Inc.	7,910	256,680
*	Huron Consulting Group, Inc.	16,999	852,670
	Hyster-Yale Materials Handling, Inc.	12,246	588,298
#	ICF International, Inc.	31,660	3,181,513
*	Ingersoll Rand, Inc.	193,247	10,388,959
#	Insteel Industries, Inc.	17,578	714,897
	Interface, Inc.	9,774	140,355
	ITT, Inc.	92,819	8,731,483
*	JELD-WEN Holding, Inc.	4,547	124,633
# *	JetBlue Airways Corp.	324,893	4,558,249
	Kadant, Inc.	10,486	2,329,150
	Kaman Corp.	14,056	503,064
*	KAR Auction Services, Inc.	18,100	265,527
	KBR, Inc.	105,229	4,465,919
	Kennametal, Inc.	49,746	1,977,403
	Kimball International, Inc., Class B	38,632	419,930
	Knight-Swift Transportation Holdings, Inc.	84,110	4,768,196
	Korn Ferry	63,010	4,865,002
*	Kratos Defense & Security Solutions, Inc.	2,711	57,988
	L3Harris Technologies, Inc.	127,356	29,360,652
*	Lawson Products, Inc.	8,847	448,543
# *	LB Foster Co., Class A	4,904	78,121
	LSI Industries, Inc.	15,841	117,857
#	Macquarie Infrastructure Holdings LLC	16,662	61,483
	ManpowerGroup, Inc.	57,319	5,539,881
	ManTech International Corp., Class A	30,048	2,590,739
	Marten Transport Ltd.	119,454	1,986,520
# *	Masonite International Corp.	19,500	2,340,195
*	MasTec, Inc.	63,539	5,663,231
# *	Matrix Service Co.	17,846	182,565
	Matson, Inc.	62,316	5,189,676
	Matthews International Corp., Class A	4,487	154,218
	McGrath RentCorp	22,452	1,619,687
*	Mercury Systems, Inc.	2,055	105,915
*	Middleby Corp.	6,600	1,204,104
	Miller Industries, Inc.	20,099	726,378
	Moog, Inc., Class A	35,839	2,706,920
*	MRC Global, Inc.	85,594	710,430
	MSC Industrial Direct Co., Inc., Class A	3,500	294,245
	Mueller Industries, Inc.	44,012	2,316,792
	Mueller Water Products, Inc., Class A	72,387	1,187,871

TAX-MANAGED U.S. MARKETWIDE VALUE PORTFOLIO II

CONTINUED

		Shares	Value†
INDUSTRIALS — (Continued)
*	MYR Group, Inc.	19,582	$2,000,301
	National Presto Industries, Inc.	5,471	454,914
	Nielsen Holdings PLC	17,000	344,250
	NL Industries, Inc.	100	577
*	NN, Inc.	9,957	49,685
	Norfolk Southern Corp.	545,229	159,779,358
# *	Northwest Pipe Co.	5,286	125,595
	nVent Electric PLC	141,034	4,999,655
	Oshkosh Corp.	76,335	8,167,845
	Owens Corning	149,300	13,946,113
	PACCAR, Inc.	165,276	14,812,035
*	PAM Transportation Services, Inc.	12,898	797,354
#	Park Aerospace Corp.	9,330	122,130
	Park-Ohio Holdings Corp.	2,542	59,279
	Pentair PLC	75,472	5,582,664
*	Perma-Pipe International Holdings, Inc.	8,900	76,095
*	PGT Innovations, Inc.	49,980	1,067,073
#	Powell Industries, Inc.	5,719	147,893
	Preformed Line Products Co.	400	27,760
	Primoris Services Corp.	34,000	916,300
*	Quad/Graphics, Inc.	6,491	25,575
	Quanex Building Products Corp.	30,731	636,746
	Quanta Services, Inc.	168,307	20,412,273
*	Radiant Logistics, Inc.	42,044	282,956
	Raytheon Technologies Corp.	360,043	31,993,421
*	RCM Technologies, Inc.	15,245	91,013
	Regal Beloit Corp.	37,679	5,739,642
	Republic Services, Inc.	429,755	57,845,023
*	Resideo Technologies, Inc.	10,125	249,683
	Resources Connection, Inc.	31,255	544,150
#	Rush Enterprises, Inc., Class A	50,254	2,617,228
	Rush Enterprises, Inc., Class B	27,783	1,436,659
	Ryder System, Inc.	89,844	7,632,248
*	Saia, Inc.	29,325	9,168,168
	Schneider National, Inc., Class B	9,398	234,386
	Science Applications International Corp.	30,919	2,775,908
*	Sensata Technologies Holding PLC	88,061	4,852,161
	Shyft Group, Inc.	33,020	1,360,754
*	SIFCO Industries, Inc.	4,527	34,722
	Simpson Manufacturing Co., Inc.	37,725	4,002,245
# *	SkyWest, Inc.	57,460	2,472,504
	Snap-on, Inc.	38,115	7,746,111
*	Southwest Airlines Co.	531,263	25,118,115
	SPX FLOW, Inc.	15,945	1,191,251
	Standex International Corp.	22,341	2,485,883
	Stanley Black & Decker, Inc.	129,900	23,346,927
	Steelcase, Inc., Class A	100,669	1,197,961
*	Stericycle, Inc.	33,600	2,248,512
*	Sterling Construction Co., Inc.	29,900	718,796
	Terex Corp.	42,936	1,923,533
	Tetra Tech, Inc.	57,122	10,034,051
# *	Textainer Group Holdings Ltd.	10,800	424,332
	Textron, Inc.	77,944	5,756,164
*	Thermon Group Holdings, Inc.	5,700	98,496
	Timken Co.	40,125	2,846,869
*	Titan International, Inc.	18,000	129,960
# *	Titan Machinery, Inc.	17,783	505,393
	Trane Technologies PLC	213,109	38,557,811
# *	Transcat, Inc.	7,700	576,576

TAX-MANAGED U.S. MARKETWIDE VALUE PORTFOLIO II

CONTINUED

		Shares	Value†
INDUSTRIALS — (Continued)
#	Trinity Industries, Inc.	120,734	$3,386,589
	Triton International Ltd.	28,853	1,794,368
*	Twin Disc, Inc.	6,900	93,702
	UFP Industries, Inc.	95,400	7,806,582
*	Ultralife Corp.	3,309	20,714
	UniFirst Corp.	18,705	3,702,842
	Union Pacific Corp.	258,814	62,477,700
*	United Airlines Holdings, Inc.	138,905	6,409,077
*	United Rentals, Inc.	51,618	19,568,900
*	Univar Solutions, Inc.	77,916	1,993,091
*	USA Truck, Inc.	7,482	144,178
	Valmont Industries, Inc.	10,420	2,489,963
*	Vectrus, Inc.	11,269	545,758
*	Veritiv Corp.	9,937	1,065,942
*	Viad Corp.	11,081	491,664
*	Virco Mfg. Corp.	12,601	41,835
#	VSE Corp.	6,244	346,854
#	Wabash National Corp.	23,800	369,614
	Watts Water Technologies, Inc., Class A	29,209	5,550,294
	Werner Enterprises, Inc.	51,539	2,335,747
*	WESCO International, Inc.	55,106	7,139,533
# *	Willdan Group, Inc.	7,100	237,353
*	Willis Lease Finance Corp.	6,713	271,944
*	WillScot Mobile Mini Holdings Corp.	130,978	4,551,485
	Woodward, Inc.	14,712	1,661,720
*	XPO Logistics, Inc.	103,005	8,837,829
	Zurn Water Solutions Corp.	66,378	2,408,194

TOTAL INDUSTRIALS .			1,193,470,051

INFORMATION TECHNOLOGY — (7.8%)
*	ACI Worldwide, Inc.	2,971	91,150
	Advanced Energy Industries, Inc.	3,570	327,797
*	Agilysys, Inc.	400	19,088
*	Alithya Group, Inc., Class A	11,334	31,282
	Alliance Data Systems Corp.	4,964	423,181
# *	Alpha & Omega Semiconductor Ltd.	20,661	715,904
	Amdocs Ltd.	99,072	7,711,765
	Amkor Technology, Inc.	1,400	30,688
	Analog Devices, Inc.	24,652	4,276,876
*	Arrow Electronics, Inc.	171,470	19,847,653
*	AstroNova, Inc.	6,285	103,703
	Avnet, Inc.	27,420	1,044,976
*	Aware, Inc.	14,326	50,428
*	Axcelis Technologies, Inc.	31,733	1,743,094
*	AXT, Inc.	24,921	203,605
#	Bel Fuse, Inc., Class A	3,574	53,306
#	Bel Fuse, Inc., Class B	7,655	106,558
	Belden, Inc.	2,684	161,604
	Benchmark Electronics, Inc.	62,063	1,446,689
# *	BM Technologies, Inc.	352	3,147
	Brooks Automation, Inc.	52,147	6,072,518
*	CalAmp Corp.	6,602	63,511
*	Calix, Inc.	5,463	341,929
# *	Cerence, Inc.	24,487	2,574,318
*	Ciena Corp.	133,800	7,264,002
*	Cirrus Logic, Inc.	66,501	5,373,946
	CMC Materials, Inc.	13,809	1,772,661
# *	Cognyte Software Ltd.	44,826	892,486
*	Coherent, Inc.	14,758	3,754,435

TAX-MANAGED U.S. MARKETWIDE VALUE PORTFOLIO II

CONTINUED

		Shares	Value†
INFORMATION TECHNOLOGY — (Continued)
*	Cohu, Inc.	20,008	$641,056
#	Comtech Telecommunications Corp.	12,994	280,281
	Concentrix Corp.	55,899	9,932,134
*	Conduent, Inc.	481	3,247
	Corning, Inc.	785,955	27,956,419
*	CSP, Inc.	2,414	20,567
	CTS Corp.	66,936	2,384,260
# *	CyberOptics Corp.	3,281	137,015
*	Daktronics, Inc.	40,433	224,403
*	Digi International, Inc.	25,438	548,189
*	Diodes, Inc.	48,570	4,667,091
*	DSP Group, Inc.	44,785	983,926
*	DXC Technology Co.	228,936	7,456,446
# *	EMCORE Corp.	744	5,565
*	ePlus, Inc.	17,490	1,933,869
*	Fabrinet	41,355	3,970,080
	Fidelity National Information Services, Inc.	198,899	22,026,075
# *	First Solar, Inc.	30,266	3,619,511
*	Fiserv, Inc.	10,815	1,065,169
*	Flex Ltd.	467,295	7,897,286
*	FormFactor, Inc.	83,395	3,317,453
*	Frequency Electronics, Inc.	7,390	73,826
	Global Payments, Inc.	76,846	10,988,210
# *	GSI Technology, Inc.	2,491	12,928
	Hackett Group, Inc.	18,000	380,520
# *	Harmonic, Inc.	82,383	747,214
	Hewlett Packard Enterprise Co.	894,616	13,106,124
*	Ichor Holdings Ltd.	14,000	612,080
# *	II-VI, Inc.	548	33,159
*	Insight Enterprises, Inc.	42,100	3,986,870
	Intel Corp.	4,073,898	199,621,002
#	InterDigital, Inc.	21,111	1,413,381
	International Business Machines Corp.	3,287	411,204
*	Itron, Inc.	25,301	1,967,659
	Jabil, Inc.	156,633	9,391,715
	Juniper Networks, Inc.	195,414	5,768,621
*	Key Tronic Corp.	17,623	113,668
*	Kimball Electronics, Inc.	23,443	673,986
# *	Knowles Corp.	99,915	2,082,229
#	Kulicke & Soffa Industries, Inc.	74,988	4,274,316
*	KVH Industries, Inc.	9,596	98,455
*	Lattice Semiconductor Corp.	121	8,402
*	Limelight Networks, Inc.	52,504	156,462
	Littelfuse, Inc.	6,880	2,026,504
*	LiveRamp Holdings, Inc.	7,769	415,719
# *	Lumentum Holdings, Inc.	51,495	4,252,457
	Marvell Technology, Inc.	166,418	11,399,633
	Methode Electronics, Inc.	72,016	3,029,713
	Micron Technology, Inc.	878,203	60,683,827
	MKS Instruments, Inc.	62,405	9,363,870
*	NETGEAR, Inc.	26,028	750,387
*	ON Semiconductor Corp.	379,816	18,257,755
*	Onto Innovation, Inc.	41,970	3,324,444
*	Optical Cable Corp.	10,474	40,430
*	OSI Systems, Inc.	19,200	1,787,712
# *	PAR Technology Corp.	1,194	75,007
#	PC Connection, Inc.	35,467	1,633,255
# *	Perficient, Inc.	28,300	3,497,880
*	Photronics, Inc.	79,712	1,035,459

TAX-MANAGED U.S. MARKETWIDE VALUE PORTFOLIO II

CONTINUED

		Shares	Value†
INFORMATION TECHNOLOGY — (Continued)
*	Plexus Corp.	35,152	$3,069,473
*	Qorvo, Inc.	95,832	16,121,817
*	Rambus, Inc.	9,315	216,760
	Richardson Electronics Ltd.	15,464	168,712
*	Rogers Corp.	10,243	2,060,072
*	salesforce.com, Inc.	43,137	12,927,728
*	Sanmina Corp.	39,846	1,504,187
*	ScanSource, Inc.	21,541	770,737
	SS&C Technologies Holdings, Inc.	51,586	4,099,539
*	Synaptics, Inc.	38,700	7,529,859
	SYNNEX Corp.	55,899	5,869,395
	TE Connectivity Ltd.	197,255	28,799,230
*	Teledyne Technologies, Inc.	1,973	886,311
*	TESSCO Technologies, Inc.	8,689	45,530
# *	TTM Technologies, Inc.	72,684	962,336
*	Ultra Clean Holdings, Inc.	39,982	1,981,908
# *	Verint Systems, Inc.	44,826	2,088,892
# *	Viasat, Inc.	22,743	1,357,530
*	Viavi Solutions, Inc.	16,203	249,526
	Vishay Intertechnology, Inc.	151,731	2,916,270
*	Vishay Precision Group, Inc.	16,480	561,803
*	Vonage Holdings Corp.	85,934	1,385,256
*	Western Digital Corp.	215,907	11,289,777
# *	Wolfspeed, Inc.	13,400	1,609,474
	Xerox Holdings Corp.	128,558	2,288,332
	Xperi Holding Corp.	63,080	1,130,394

TOTAL INFORMATION TECHNOLOGY			654,959,273

MATERIALS — (3.7%)
*	AdvanSix, Inc.	19,500	947,700
	Air Products & Chemicals, Inc.	1,519	455,411
	Albemarle Corp.	92,334	23,126,897
	Alcoa Corp.	43,626	2,004,615
#	Amcor PLC	213,649	2,578,743
*	Arconic Corp.	64,458	1,896,354
	Ashland Global Holdings, Inc.	112,560	10,806,886
	Avient Corp.	1,985	106,952
*	Berry Global Group, Inc.	8,100	530,874
	Cabot Corp.	46,280	2,469,038
#	Carpenter Technology Corp.	40,452	1,249,158
*	Century Aluminum Co.	2,522	33,316
	Chemours Co.	7,630	213,793
*	Clearwater Paper Corp.	895	37,438
	Commercial Metals Co.	88,897	2,860,705
#	Compass Minerals International, Inc.	1,657	108,699
*	Core Molding Technologies, Inc.	11,847	130,317
	Corteva, Inc.	3,686	159,051
# *	Domtar Corp.	46,407	2,533,358
	Dow, Inc.	163,118	9,129,714
	DuPont de Nemours, Inc.	1,750	121,800
	Eastman Chemical Co.	62,099	6,460,159
	Ecovyst, Inc.	2,829	33,043
	Element Solutions, Inc.	90,367	2,052,235
	Fortitude Gold Corp.	15,228	103,398
	Friedman Industries, Inc.	3,048	41,940
	FutureFuel Corp.	6,104	43,094
	Glatfelter Corp.	43,300	711,419
#	Gold Resource Corp.	53,300	98,072
	Graphic Packaging Holding Co.	204,980	4,085,251

TAX-MANAGED U.S. MARKETWIDE VALUE PORTFOLIO II

CONTINUED

		Shares	Value†
MATERIALS — (Continued)
#	Greif, Inc., Class A	21,053	$1,361,708
	Greif, Inc., Class B	400	26,104
	Hawkins, Inc.	21,618	792,732
#	Haynes International, Inc.	10,047	403,186
#	HB Fuller Co.	57,208	4,033,736
#	Hecla Mining Co.	73,348	423,951
	Huntsman Corp.	188,589	6,144,230
	Innospec, Inc.	24,133	2,186,691
	International Flavors & Fragrances, Inc.	14,118	2,081,699
	International Paper Co.	237,550	11,799,109
#	Kaiser Aluminum Corp.	27,181	2,640,362
*	Kraton Corp.	18,082	825,443
	Kronos Worldwide, Inc.	2,217	28,888
	Linde PLC	96,208	30,709,594
	Louisiana-Pacific Corp.	173,457	10,221,821
*	LSB Industries, Inc.	2,285	20,405
	LyondellBasell Industries NV, Class A	23,284	2,161,221
	Martin Marietta Materials, Inc.	23,633	9,283,988
	Materion Corp.	19,190	1,385,134
	Mercer International, Inc.	21,725	233,978
	Minerals Technologies, Inc.	34,280	2,431,823
	Myers Industries, Inc.	22,700	467,166
	Neenah, Inc.	7,684	388,349
	Newmont Corp.	502,635	27,142,290
	Northern Technologies International Corp.	6,070	92,568
	Nucor Corp.	164,456	18,361,512
	Olin Corp.	107,501	6,125,407
#	Olympic Steel, Inc.	9,986	269,322
	Packaging Corp. of America	15,471	2,125,251
# *	Rayonier Advanced Materials, Inc.	3,100	22,258
	Reliance Steel & Aluminum Co.	93,801	13,709,954
#	Resolute Forest Products, Inc.	46,500	546,840
#	Royal Gold, Inc.	28,500	2,822,070
#	Ryerson Holding Corp.	10,600	279,416
	Schnitzer Steel Industries, Inc., Class A	400	21,520
	Schweitzer-Mauduit International, Inc.	31,500	1,097,460
#	Sensient Technologies Corp.	38,101	3,642,456
	Silgan Holdings, Inc.	5,100	205,020
	Sonoco Products Co.	80,873	4,686,590
	Steel Dynamics, Inc.	215,469	14,238,192
	Stepan Co.	22,152	2,658,683
# *	Summit Materials, Inc., Class A	95,498	3,404,504
*	Sylvamo Corp.	21,595	608,115
# *	Synalloy Corp.	949	10,724
# *	TimkenSteel Corp.	20,188	281,623
*	Trecora Resources	10,776	83,837
	Tredegar Corp.	26,545	320,133
*	TriMas Corp.	10,200	340,170
	Trinseo PLC	29,519	1,654,835
	Tronox Holdings PLC, Class A	64,513	1,504,443
*	UFP Technologies, Inc.	339	20,981
	United States Lime & Minerals, Inc.	2,500	308,700
# *	Universal Stainless & Alloy Products, Inc.	6,269	59,430
	Valvoline, Inc.	204,538	6,946,111
#	Verso Corp., Class A	2,361	52,131
	Vulcan Materials Co.	58,246	11,073,730
	Westlake Chemical Corp.	158,152	15,394,516
	WestRock Co.	162,029	7,793,595

TAX-MANAGED U.S. MARKETWIDE VALUE PORTFOLIO II

CONTINUED

		Shares	Value†
MATERIALS — (Continued)
#	Worthington Industries, Inc.	47,320	$2,570,422

TOTAL MATERIALS			315,655,557

REAL ESTATE — (0.3%)
*	CBRE Group, Inc., Class A	89,249	9,289,036
#	Indus Realty Trust, Inc.	1,526	106,362
*	Jones Lang LaSalle, Inc.	40,739	10,520,032
	Kennedy-Wilson Holdings, Inc.	96,704	2,163,268
	Newmark Group, Inc., Class A	28,647	426,267
# *	Rafael Holdings, Inc., Class B	550	4,158
	RE/MAX Holdings, Inc., Class A	3,800	120,878
	St. Joe Co.	40,700	1,913,714
# *	Stratus Properties, Inc.	3,069	104,592

TOTAL REAL ESTATE .			24,648,307

UTILITIES — (0.1%)
	MDU Resources Group, Inc.	134,867	4,144,463
	New Jersey Resources Corp.	46,254	1,748,864
	NRG Energy, Inc.	55,469	2,212,658
#	Ormat Technologies, Inc.	21,734	1,572,020
	Vistra Corp.	26,700	523,053

TOTAL UTILITIES			10,201,058

TOTAL COMMON STOCKS			8,298,366,692

PREFERRED STOCKS — (0.0%)
INDUSTRIALS — (0.0%)
	WESCO International, Inc., Floating Rate Note, 5-Yr. CMT + 10.325%, FRN, 10.625%	11,314	355,259

TOTAL INVESTMENT SECURITIES (Cost $3,297,422,465)			8,298,721,951

TEMPORARY CASH INVESTMENTS — (0.1%)
	State Street Institutional U.S. Government Money Market Fund 0.025%	11,622,577	11,622,577

SECURITIES LENDING COLLATERAL — (1.3%)
@ §	The DFA Short Term Investment Fund	9,037,204	104,560,449

TOTAL INVESTMENTS — (100.0%) (Cost $3,413,604,623)			$8,414,904,977

SA Special Assessment

†	See Note B to Financial Statements.

#	Total or Partial Securities on Loan.

*	Non-Income Producing Securities.

»	Securities that have been fair value factored. See Note B to Financial Statements.
††	Security valued using significant unobservable inputs (Level 3).

@	Security purchased with cash collateral received from Securities on Loan.

§	Affiliated Fund.

TAX-MANAGED U.S. MARKETWIDE VALUE PORTFOLIO II

CONTINUED

Summary of the Portfolio’s investments as of October 31, 2021, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Communication Services	$1,044,917,015	$495,279	$5,603	$1,045,417,897
Consumer Discretionary	590,967,297	—	2,745	590,970,042
Consumer Staples	518,324,271	15,390	—	518,339,661
Energy	531,159,034	—	—	531,159,034
Financials	1,891,456,845	18,450	—	1,891,475,295
Health Care	1,522,070,517	—	—	1,522,070,517
Industrials	1,193,470,051	—	—	1,193,470,051
Information Technology	654,959,273	—	—	654,959,273
Materials	315,655,557	—	—	315,655,557
Real Estate	24,648,307	—	—	24,648,307
Utilities	10,201,058	—	—	10,201,058
Preferred Stocks
Industrials	355,259	—	—	355,259
Temporary Cash Investments	11,622,577	—	—	11,622,577
Securities Lending Collateral	—	104,560,449	—	104,560,449

TOTAL	$8,309,807,061	$105,089,568	$8,348^	$8,414,904,977

^	A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the reporting period in relation to net assets.

See accompanying Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Dimensional Investment Group Inc. and Shareholders of U.S. Large Company Portfolio and Tax-Managed U.S. Marketwide Value Portfolio II

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the summary schedules of portfolio holdings, of U.S. Large Company Portfolio and Tax-Managed U.S. Marketwide Value Portfolio II (two of the portfolios constituting Dimensional Investment Group Inc., hereafter collectively referred to as the “Portfolios”) as of October 31, 2021, the related statements of operations for the year ended October 31, 2021, the statements of changes in net assets for each of the two years in the period ended October 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2021 (included in Item 1 of this Form N-CSR) and the schedules of investments (included in Item 6 of this Form N-CSR) as of October 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Portfolios as of October 31, 2021, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2021 and each of the financial highlights for each of the five years in the period ended October 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on the Portfolios’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2021 by correspondence with the custodian, broker and transfer agent of the investee fund. We believe that our audits provide a reasonable basis for our opinion.

December 22, 2021

We have served as the auditor of one or more investment companies in Dimensional Fund Advisors L.P. investment company group since 1981.

PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1800, 2001 Market Street, Philadelphia, PA 19103-7042 T: (267) 330 3000, F: (267) 330 3300, www.pwc.com/us

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of The DFA Investment Trust Company and Shareholders of The DFA International Value Series, The U.S. Large Cap Value Series and The Emerging Markets Series

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the summary schedules of portfolio holdings, of The DFA International Value Series, The U.S. Large Cap Value Series and The Emerging Markets Series (three of the series constituting The DFA Investment Trust Company, hereafter collectively referred to as the “Series”) as of October 31, 2021, the related statements of operations for the year ended October 31, 2021, the statements of changes in net assets for each of the two years in the period ended October 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2021 (included in Item 1 of this Form N-CSR) and the schedules of investments (included in Item 6 of this Form N-CSR) as of October 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Series as of October 31, 2021, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2021, and each of the financial highlights for each of the five years in the period ended October 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Series’ management. Our responsibility is to express an opinion on the Series’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Series in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2021 by correspondence with the custodians, brokers and transfer agent of the investee fund; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

December 22, 2021

We have served as the auditor of one or more investment companies in Dimensional Fund Advisors L.P. investment company group since 1981.

PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1800, 2001 Market Street, Philadelphia, PA 19103-7042 T: (267) 330 3000, F: (267) 330 3300, www.pwc.com/us

(b)	Not applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

This item is not applicable to the Registrant, which is an open-end management investment company.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

This item is not applicable to the Registrant, which is an open-end management investment company.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

This item is not applicable to the Registrant, which is an open-end management investment company.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

Based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this Form N-CSR (the “Report”), the Registrant’s Co-Principal Executive Officers and Principal Financial Officer believe that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effectively designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the filing date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant’s officers that are making certifications in the Report, as appropriate, to allow timely decisions regarding required disclosure. The Registrant’s management, including the Co-Principal Executive Officers and the Principal Financial Officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the period covered by this Report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

This item is not applicable to the Registrant, which is an open-end management investment company.

ITEM 13.	EXHIBITS.

(a)(1)	Code of Ethics is filed herewith.

(a)(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

(a)(3)	This item is not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dimensional Investment Group Inc.

By:	/s/ David P. Butler
David P. Butler
Co-Chief Executive Officer

Date: January 5, 2022

By:	/s/ Gerard K. O’Reilly
Gerard K. O’Reilly
Co-Chief Executive Officer and
Chief Investment Officer

Date: January 5, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ David P. Butler
David P. Butler
Co-Principal Executive Officer
Dimensional Investment Group Inc

Date: January 5, 2022

By:	/s/ Gerard K. O’Reilly
Gerard K. O’Reilly
Co-Principal Executive Officer
Dimensional Investment Group Inc.

Date: January 5, 2022

By:	/s/ Jan Miller
Jan Miller
Principal Financial Officer
Dimensional Investment Group Inc.

Date: January 5, 2022